UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4146
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JOHN HANCOCK TRUST
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

GORDON M. SHONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-3000
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Date of fiscal year end: 12/31 ------ Date of reporting period: 12/31/05 ------- ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared four annual reports to shareholders for the year ended December 31, 2005. The first report applies to 64 of the Registrant’s portfolios, the second report applies to 8 of the Registrant’s portfolios, the third report applies to 12 of the Registrant’s portfolios and the fourth report applies to 5 of the Registrant’s portfolios.

John Hancock Trust

Annual Report
December 31, 2005
Audited Financial Statements

0206: 1115011

John Hancock Trust

President’s Message

January 31, 2006 Dear Fellow Investors:

The following financial statements are for the John Hancock Trust, the mutual fund that serves as the underlying investment vehicle for your variable annuity, variable insurance product or retirement plan. For the twelve months ended December 31, 2005, total net assets of the Trust increased from $35.8 billion to $49.0 billion.

The major market indexes spent most of 2005 in the red, plagued by high gasoline prices and the aftereffects of two major hurricanes, among other factors. Fortunately, the fourth quarter brought some relief for investors, as the U.S. equity markets posted modest gains and closed the year in positive territory. The Dow Jones Industrial Average rallied, gaining +2.1%, but ended the year down –0.6% after coming close to reaching 11,000 twice —in March and November. The S&P 500 ended the quarter up +2.1%, closing the year up slightly at +4.9%, and the technology-heavy NASDAQ rose +1.4% for the year. Returns were generally higher abroad. The MSCI EAFE Index returned +4.2% for the fourth quarter, ending the year up a strong +14.0% and outperforming the U.S. stock market for the third consecutive year. The fourth quarter capped off a mediocre year for fixed income investors, as the Federal Reserve continued its efforts to control inflation, raising the federal funds rate for the 13th time to 4.25% — its highest level since May 2001. The LB Aggregate Bond Index closed the quarter up +0.6%, ending the year with a slight gain of +2.4% . The yield on the 10-year U.S. Treasury note moved higher in the fourth quarter, but ended the year at 4.4%, only slightly higher than it was on January 1, 2005. The bright spot in the fixed income world came from abroad. Emerging market bond funds posted an impressive gain of +11.8% for the year, after returning just +1.5% in the fourth quarter.

At John Hancock, we are committed to the time-tested discipline of buy-and-hold investing. We believe that the multi-manager John Hancock Trust can help you achieve diversification in your portfolio, as it gives you access to a variety of portfolio choices. Each year we restructure the platform with additions and mergers, in order to enhance the offering of portfolios.

We also offer Lifestyle portfolios: fund-of-fund portfolios that offer investment risk management strategies ranging from conservative to aggressive. Increasingly, our clients are turning to these portfolios to help them pursue an asset allocation mix appropriate for their risk tolerance. Our five Lifestyle portfolios not only offer exposure to traditional stocks and bonds, but they also invest in alternative asset classes such as real estate securities, natural resources stocks, international small-cap equities, Treasury Inflation-Protected Securities, and foreign bonds. These asset classes can potentially increase returns as well as reduce volatility.

We urge you to review your financial program regularly with your financial consultant to ensure that it continues to help you meet your goals. Now may be the right time to reevaluate your mix of portfolios and increase diversification among different asset classes.

Thank you for choosing John Hancock. We look forward to continuing to earn your trust as we serve your retirement, insurance, and investment needs.

John Hancock Trust

Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Porfolio’s page #)					4–66
Understanding Your Portfolio’s Expenses					67
Statements of Assets and Liabilities					89
Statements of Operations					105
Statements of Changes in Net Assets					121
Financial Highlights					132
Portfolio of Investments (See below for each Porfolio’s page #)					196–360
Notes to Financial Statements					361
Report of Independent Registered Public Accounting Firm					408
Results of Special Meeting of Shareholders					409
Trustees and Officers Information					410

Manager’s Commentary &		Portfolio of	Manager’s Commentary &		Portfolio of
Portfolio	Portfolio Performance	Investments	Portfolio	Portfolio Performance	Investments
All Cap Core Trust	5	196	Mid Cap Core Trust	37	273
All Cap Growth Trust	6	198	Mid Cap Stock Trust	38	274
All Cap Value Trust	7	200	Mid Cap Value Trust	39	276
American Blue Chip Income and Growth Trust	8	202	Mid Value Trust	40	278
American Bond Trust	9	203	Natural Resources Trust	41	282
American Growth Trust	10	203	Money Market Trust		280
American Growth-Income Trust	11	203	Money Market Trust B		281
American International Trust	12	203	Overseas Equity Trust	42	283
Blue Chip Growth Trust	13	203	Pacific Rim Trust	43	286
Capital Appreciation Trust	14	205	Quantitative All Cap Trust	44	288
Classic Value Trust	15	207	Quantitative Mid Cap Trust	45	291
Core Equity Trust	16	207	Quantitative Value Trust	46	292
Dynamic Growth Trust	17	208	Real Estate Securities Trust	47	294
Emerging Growth Trust	18	210	Science & Technology Trust	48	295
Emerging Small Company Trust	19	212	Small Cap Trust	49	300
Equity-Income Trust	20	214	Small Cap Growth Trust	50	296
Financial Services Trust	21	217	Small Cap Opportunities Trust	51	298
Fundamental Value Trust	22	217	Small Cap Value Trust	52	301
Global Trust	23	225	Small Company Trust	53	305
Global Allocation Trust	24	219	Small Company Growth Trust	54	303
Growth & Income Trust	25	227	Small Company Value Trust	55	309
Growth & Income II Trust	26	230	Special Value Trust	56	311
Health Sciences Trust	27	232	Spectrum Income Trust	57	314
Income & Value Trust	28	235	Strategic Opportunities Trust	58	339
International Opportunities Trust	29	245	Strategic Value Trust	59	342
International Small Cap Trust	30	246	U.S. Global Leaders Growth Trust	60	343
International Stock Trust	31	248	U.S. Large Cap Trust	61	344
International Value Trust	32	253	U.S. Multi Sector Trust	62	346
Large Cap Trust	33	256	Utilities Trust	63	352
Large Cap Growth Trust	34	254	Value Trust	64	356
Large Cap Value Trust	35	258	Value & Restructuring Trust	65	354
Managed Trust	36	260	Vista Trust	66	357

John Hancock Trust Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each Portfolio of the John Hancock Trust (the “Trust”), excluding the Money Market Trust. There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and
Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2005. The views expressed are those of the portfolio manager as of December 31, 2005, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversifi-cation is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,”
“Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan
Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated.” “Lehman Brothers” is a registered trademark of Lehman Brothers Inc. “Lipper” is a registered trademark of Reuters S.A. None of the Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

All Cap Core Trust Subadviser: Deutsche Asset Management Portfolio Managers: Janet Campagna, Robert Wang and Julie Abbett

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term growth of capital by investing in stocks within all assets classes (small-, mid- and large-cap) primarily those within the Russell 3000 Index.

Sector Weighting	% of Total

Basic Materials	3.95
Communications	9.02
Consumer, Cyclical	9.98
Consumer, Non-cyclical	21.94
Energy	9.23
Financial	17.78
Government	0.42
Industrial	7.90
Short-term securities	5.16
Technology	12.18
Utilities	2.55
Other Assets & Liabilities	–0.11
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the All Cap Core Trust Series I returned +9.08%, outperforming the +6.13% return of the Russell 3000 Index.

Environment - The U.S. equity market rose for the third straight year in 2005. The S&P 500 Index gained 4.91% for the year. The first half of the year was characterized by volatile oil prices, mixed economic data and a worsening credit environment. The second half saw the market recover, buoyed by stronger than expected earnings releases and falling oil prices and despite renewed terrorism concerns and a very damaging hurricane season. In 2005, large-cap stocks outperformed small caps: 6.3% for the Russell 1000 Index versus 4.6% for the Russell 2000 Index. Among large-caps, value outperformed growth, as the Russell 1000 Value Index returned 7.1%, while its growth counterpart returned 5.3% ..

The Trust significantly outperformed its benchmark in 2005, benefiting from strong stock selection throughout the portfolio. Stocks within the energy, pharmaceuticals & biotechnology, and materials industry groups contributed most to relative performance. Stocks within the Energy sector returned a positive 60.29% while those in the benchmark earned 32.37% . The largest detractor from relative performance was the diversified financials industry group. Stocks within the Index in this industry group returned +6.26% versus a return of –2.87% for those in the portfolio.

Outlook - As we move into 2006, U.S. economic fundamentals appear sound and are expected to exhibit continued growth, including strong consumer spending and employment, modest wage gains, record home ownership and net worth, strong profits for stocks in the S&P 500 Index as well as low interest and inflation. We believe our disciplined process, based on a combination of classic fundamental analysis and market sentiment signals, will result in the portfolio continuing to perform well in different market environments.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	11/25/02	5-year	10-year	inception

All Cap Core Trust Series I (began 7/15/96)	9.08%	–0.38%	—	5.64%	16.49%	–1.86%	—	68.14%
All Cap Core Trust Series II3 (began 1/28/02)	8.89%	–0.50%	—	5.57%	16.28%	–2.48%	—	67.09%
All Cap Core Trust Series NAV[4] (began 4/29/05)	9.21%	–0.35%	—	5.66%	16.53%	–1.75%	—	68.33%
Russell 3000 Index[5]	6.13%	1.58%	—	8.62%	13.28%	8.17%	—	119.52%
Combined Index[5,6]	6.12%	–1.97%	—	6.75%	13.27%	–9.45%	—	85.99%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective November 25, 2002.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
6 The Combined Index is a blend of the Russell 1000 Growth Index from inception through December 31, 2002 and the Russell 3000 Index from January 1, 2003 and thereafter.

All Cap Growth Trust Subadviser: AIM Capital Management, Inc. Portfolio Managers: Christian A. Costanzo, Robert J. Lloyd, Bryan A. Unterhalter and Lanny Sachnowitz

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term capital appreciation by investing the portfolio’s assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

Sector Weighting	% of Total

Basic Materials	6.88
Communications	9.51
Consumer, Cyclical	10.01
Consumer, Non-cyclical	26.49
Energy	9.83
Financial	9.91
Industrial	12.49
Short-term securities	0.63
Technology	13.66
Other Assets & Liabilities	0.59
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the All Cap Growth Trust Series I returned +8.99%, outperforming the +5.17% return of the Russell 3000 Growth Index.

Environment - Equity markets posted modest returns during 2005. Value investing continued to outperform growth, and large-cap stocks outperformed small-caps, ending six years of outperformance by small-caps. While battling a wall of concerns, the U.S. economy celebrated its fourth consecutive year of expansion during 2005.

With a slowing housing market, elevated energy prices and the Federal Reserve raising interest rates, there is concern that consumers are tapped out. But the job market is holding steady with the unemployment rate near four-year lows at 5%. Business capital expenditures will be another key driver to the continued economic expansion, and analysts will be looking for signs of a pickup in this area. Rising energy prices and an overall healthy global economy have driven inflation up and led the Federal Reserve to try to keep prices down by raising rates 2% during the year. The federal funds rate is now at 4.25% with more tightening expected into early 2006, but many analysts feel that the Federal Reserve will stop raising rates during the year.

The Trust outperformed largely because of an overweight position in the top-performing Energy sector. Stock selections in Health Care and Information Technology also contributed to the Trust’s outperformance. Stock selection within Consumer Discretionary and Telecommunication Services detracted from performance.

Outlook - We believe growth stocks are poised to outperform. Many growth stocks are now trading at reasonable valuations relative to value stocks, as well as to expected growth rates, and the current economic environment is favorable for the stock prices of companies that can deliver above-average earnings growth. This environment has created an opportunity to buy companies with superior growth prospects at unusually modest prices. Accordingly, we are positioning the Trust for a moderate recovery and a likely consumer retrenchment.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-Year	5-Year	10-year	inception	5/1/99	5-Year	10-year	inception

All Cap Growth Trust Series I (began 3/4/96)	8.99%	–2.87%	—	5.95%	1.26%	–13.54%	—	76.51%
All Cap Growth Trust Series II3 (began 1/28/02)	8.77%	–3.00%	—	5.88%	1.16%	–14.11%	—	75.35%
All Cap Growth Trust Series NAV[4] (began 2/28/05)	9.12%	–2.91%	—	5.93%	1.23%	–13.72%	—	76.14%
Russell 3000 Growth Index[5]	5.17%	–3.15%	—	6.06%	–2.75%	–14.81%	—	78.33%
Combined Index[5,6]	5.17%	–3.15%	—	4.34%	–2.00%	–14.81%	—	51.85%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective May 1, 1999.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
6 The Combined Index is a blend of the Russell Mid Cap Growth Index since inception until November 30, 1999, and the performance of the Russell 3000 Growth Index from December 1,
1999 and thereafter.

All Cap Value Trust Subadviser: Lord, Abbett & Co. LLC Portfolio Managers: David G. Builder, Robert P. Fetch, Daniel H. Frascarelli, Howard E. Hansen, Gerard E. Heffernan Jr. and Robert G. Morris

INVESTMENT OBJECTIVE & POLICIES - To achieve capital appreciation, the portfolio will invest primarily in equity securities of U.S. and multinational companies that Lord, Abbett & Co. LLC (Lord Abbett) believes are undervalued in all capitalization ranges. Under normal circumstances, the portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations of at least $5 billion at the time of purchase.

Sector Weighting	% of Total

Basic Materials	8.99
Communications	8.81
Consumer, Cyclical	9.89
Consumer, Non-cyclical	18.98
Energy	6.76
Financial	11.06
Industrial	22.56
Short-term securities	4.94
Technology	5.96
Utilities	2.50
Other Assets & Liabilities	–0.45
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the All Cap Value Trust Series I returned +5.71%, underper-forming the +6.85% return of the Russell 3000 Value Index.

Environment - Stock selection within the Financial, Industrial, and Telecommunications sectors detracted from relative performance. Certain holdings within this sector had negative returns during the middle of the year. Negative stock selection within the utilities sector hurt 2005 performance as lowered earnings forecasts for 2006, despite strong revenues throughout the year, depressed certain holdings’ stock price. Finally, the portfolio’s underexposure to the integrated oils sector detracted from performance as oil prices moved higher in the first half of the year, and companies within the integrated oils sector benefited greatly.

The portfolio benefited from an underweight within the Energy sector. Positive stock selection within Technology also helped drive relative performance. Certain holdings benefited from strong product sales and new partnerships. Additionally, stock selection within the Materials and Processing sector contributed to relative performance. Mining companies benefited from record high gold prices late in the year.

Valuation disparities across the market capitalization are currently narrow. As a result, we believe the portfolio is well balanced. Approximately 8% of the portfolio is currently invested in smaller companies (below $2 billion capitalization) and 39% in mid-sized companies (between $2 billion and $10 billion capitalization). Mid-caps were the best performing capitalization segment, followed by large-cap and small-cap companies.

Outlook - We expect continued modest profit growth and to maintain investments in companies potentially benefiting from corporate spending and continued global economic growth. In this environment, we anticipate uneven performance, with positive results within the oil service, aerospace and rail equipment industries as well as among other selective manufacturers with market-leading positions. However, aluminum, food and poorly-positioned technology companies are likely to disappoint. We currently intend to maintain a large underweight in Financials, reflecting our concern about narrowing bank profits and overcapacity in the banking industry. We believe that credit quality has likely peaked and we see better alternatives elsewhere. Given today’s high energy prices, we expect consumer discretionary spending to remain under pressure, creating potential profit disappointments in retail and other areas.

Performance Table[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5/1/03	5-year	10-year	inception

All Cap Value Trust Series I (began 4/30/01)	5.71%	—	—	4.62%	17.58%	—	—	23.49%
All Cap Value Trust Series II3 (began 1/28/02)	5.42%	—	—	4.47%	17.34%	—	—	22.66%
All Cap Value Trust Series III[4] (began 9/5/03)	5.29%	—	—	4.49%	17.32%	—	—	22.77%
All Cap Value Trust Series NAV[5] (began 2/28/05)	5.76%	—	—	4.63%	17.60%	—	—	23.54%
Russell 3000 Value Index[6]	6.85%	—	—	6.47%	18.76%	—	—	40.58%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser became effective May 1, 2003.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not be reduced.
5 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
6 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

American Blue Chip Income and Growth Trust
Master Fund: Blue Chip Income and Growth Fund, a series of American Funds Insurance Series.
Portfolio Managers: James K. Dunton, J. Dale Harvey and Ross Sappenfield

INVESTMENT OBJECTIVE & POLICIES - To seek to produce income exceeding the average yield on U.S. stock generally (as represented by the average yield on the Standard & Poor’s 500 Composite Index) and to provide an opportunity for growth of principal consistent with sound common stock investing. The American Blue Chip Income and Growth Trust invests all of its assets in the master fund Class 2 shares, Blue Chip Income and Growth Fund, a series of American Funds Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the United States, with market capitalizations of $4 billion and above. The fund may also invest up to 10% of its assets in common stocks of larger, non-U.S.. companies, so long as they are listed or traded in the United States. The fund will invest, under normal market conditions, at least 90% of its assets in equity securities.

Sector Weighting	% of Total*

Consumer Discretionary	15.00
Financials	19.60
Health Care	13.30
Industrials	11.70
Information Technology	13.10
Other Industries	20.60
Short-Term Securities & Other
Assets Less Liabilities	6.70
Total	100.00

*Represents allocations of the underlying American Funds Blue Chip Income and Growth Fund.

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the American Blue Chip Income and Growth Trust Series II returned +6.66%, outperforming the 4.91% return of the S&P 500 Index.

Environment - The portfolio’s focus on high-quality, well-established companies proved rewarding for investors in an environment in which U.S. markets generally lagged their counterparts abroad. Although growth in the United States remained healthy, rising oil and gas prices and the steady climb of short-term interest rates kept a lid on the markets for much of the year. The NASDAQ Composite Index, home to many of the nation’s technology companies, also had a lackluster year, returning 1.4% in 2005.

The Trust bested its benchmark with the help of its holdings in oil, gas and consumable fuels, which boasted the biggest gains in 2005. A leading oil field services provider and one of the fund’s top 10 holdings gained 45.1% for the year. The portfolio was also helped by some of its investments in insurance and health care companies. Investments in mortgage finance and automobile companies hindered its return.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

American Blue Chip Income & Growth Trust Series I2
(began 7/9/03)	6.76%	—	—	11.90%	—	—	—	32.15%
American Blue Chip Income & Growth Trust Series II
(began 5/5/03)	6.66%	—	—	12.08%	—	—	—	43.78%
S&P 500 Index[3]	4.91%	—	—	14.26%	—	—	—	42.77%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

American Bond Trust Master Fund: Bond Fund, a series of American Funds Insurance Series. Portfolio Managers: Abner D. Goldstine, John H. Smet and David C. Barclay

INVESTMENT OBJECTIVE & POLICIES - To seek to maximize current income and preserve capital. The American Bond Trust invests all of its assets in the master fund, Class 2 shares of the Bond Fund, a series of American Funds Insurance Series. The Bond Fund normally invests at least 80% of its assets in bonds. (This policy is subject to change only upon 60 days’ notice to shareholders.) The Bond Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). It may invest in bonds of issuers domiciled outside the United States.

Sector Weighting	% of Total*

Asset-Backed Obligations	2.30
Corporate	53.70
Mortgage-Backed Obligations	8.30
Non U.S. Government Bond	5.60
Other Securities	1.00
Preferred Stocks	3.00
U.S. Government Agency	2.20
U.S. Treasury	8.10
Short-Term Securities & Other
Assets Less Liabilities	15.80
Total	100.00

*Represents allocations of the underlying American Funds Bond Fund.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception July 2005, the American Bond Trust Series II returned -0.08%, underperforming the +0.83% return of the Lehman Brothers Aggregate Bond Index.

Environment - During 2005, the Federal Reserve maintained its measured course of interest rate hikes, increasing the federal funds rate eight times to 4.25% . Although short-term rates rose in response to the Federal Reserve’s tightening, long-term rates have resisted the climb. Consequently, at year-end the yield on the bellwether 10-year U.S. Treasury note fell below that of its shorter-term counterpart, the two-year Treasury note.

Corporate bonds, especially those with lower ratings, had a difficult year. The combination of further downgrades at two U.S. auto companies, combined with fears of a leveraging in corporate balance sheets, weakened that sector of the market and hindered the portfolio’s result. Both corporate bonds and mortgage-backed obligations slightly lagged comparable-maturity Treasuries, which accounted for 8.1% of the fund’s assets at year-end.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

American Bond Trust Series I2 (began 11/2/05)	—	—	—	—	—	—	—	1.13%
American Bond Trust Series II (began 7/29/05)	—	—	—	—	—	—	—	–0.08%
Lehman Brothers Aggregate Bond Index[3]	—	—	—	—	—	—	—	0.83%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series I shares were first offered November 2, 2005. For periods prior to November 2, 2005, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 2, 2005 reflected Series I expenses, performance would be higher.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

American Growth Trust Master Fund: Growth Fund, a series of American Funds Insurance Series. Portfolio Managers: Gordon Crawford, J. Blair Frank, Donnalisa Barnum and Ronald B. Morrow

INVESTMENT OBJECTIVE & POLICIES - To seek to make the shareholders investment grow. The American Growth Trust invests all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and Canada and not included in Standard & Poor’s 500 Composite Index.

Sector Weighting	% of Total*

Consumer Discretionary	16.70
Consumer Staples	7.10
Energy	15.00
Health Care	12.60
Information Technology	20.20
Other Industries	19.60
Short-Term Securities & Other
Assets Less Liabilities	8.80
Total	100.00

*Represents allocations of the underlying American Funds Growth Fund.

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the American Growth Trust Series II returned +15.59%, outperforming the +4.91% return of the S&P Growth Index.

Environment - In 2005, a year during which U.S. markets were eclipsed by those abroad, the Trust benefited from its exposure to non-U.S. companies, which accounted for 16.4% of assets at year-end. Two of the portfolio’s Japanese and Brazilian holdings did especially well, posting high gains and boosting the portfolio’s return.

Energy prices remained high worldwide, prompting the oil, gas and consumable fuels sector to have a strong year. Most of the Trust’s top 10 holdings positively contributed to the portfolio’s return, though their sectors as a whole did not fare as well.

Our Technology holdings had mixed results. Some did relatively well, while a few lagged. Overall, mortgage finance and industrial conglomerate holdings were weaker and detracted from the portfolio’s performance.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	Inception		5-year	10-year	Inception

American Growth Trust Series I2 (began 7/9/03)	15.78%	—	—	15.91%	—	—	—	44.19%
American Growth Trust Series II (began 5/5/03)	15.59%	—	—	15.72%	—	—	—	59.47%
S&P 500 Index[3]	4.91%	—	—	14.26%	—	—	—	42.77%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, the performance would be higher.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

American Growth-Income Trust
Master Fund: Growth-Income Fund, a series of American Funds Insurance Series.
Portfolio Managers: James K. Dunton, Donald O. O’Neal, Claudia P. Huntington, Robert G. O’Donnell and Ross Sappenfield

INVESTMENT OBJECTIVE & POLICIES - To seek to make the shareholders’ investment grow and to provide the shareholder with income over time.The American Growth-Income Trust invests all of its assets in the master fund, Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The fund may invest a portion of its assets in securities of issuers domiciled outside the United States and not included in the Standard & Poor’s 500 Composite Index.

Sector Weighting	% of Total*

Consumer Discretionary	12.20
Financial	13.00
Health Care	12.20
Industrials	10.60
Information Technology	16.20
Other Industries	23.80
Short-Term Securities & Other
Assets Less Liabilities	12.00
Total	100.00

*Represents allocations of the underlying American Funds Growth-Income Fund.

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the American Growth-Income Trust Series II returned +5.29%, outperforming the 4.91% return of the S&P 500 Index.

Environment - High energy prices and rising short-term interest rates restrained markets in the United States for the year. Domestically, energy-related companies fared very well in 2005. Investors outside the United States also saw strong returns as most major markets ended the year with double-digit gains.

The Trust, which seeks capital growth and income over time, invests primarily in U.S. companies across a wide range of industry groups. The portfolio ben-efited from its position in energy companies, 7% of assets, and from good stock selection in a variety of other sectors.

The Trust also benefited from its non-U.S. equities, accounting for 9% of assets, while some holdings specific to the mortgage finance and media industries were a drag on the portfolio’s annual returns.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

American Growth-Income Trust Series I2 (began 7/9/03)	5.44%	—	—	11.58%	—	—	—	31.21%
American Growth-Income Trust Series II (began 5/5/03)	5.29%	—	—	11.40%	—	—	—	43.67%
S&P 500 Index[3]	4.91%	—	—	14.26%	—	—	—	42.77%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

American International Trust Master Fund: International Fund, a series of American Funds Insurance Series. Portfolio Managers: Alwyn W. Heong and Robert W. Lovelace

INVESTMENT OBJECTIVE & POLICIES - To seek to make the shareholders’ investment grow. The American International Trust invests all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.

Sector Weighting	% of Total*

Asia/Paciffic Basin	37.30
Europe	36.00
The Americas	10.60
Other Countries	0.10
Short-Term Securities & Other
Assets Less Liabilities	16.00
Total	100.00

*Represents allocations of the underlying American Funds International Fund.

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the American International Trust Series II returned +20.87%, outperforming the +14.02% return of the MSCI EAFE Index.

Environment - Global stock markets generated impressive returns for the third consecutive year. Returns in Asia and most developing countries were especially strong. India rose 37.6%, South Korea gained 58.0%, and Brazil advanced 57.0%, a substantial portion of which came from appreciation of the Brazilian currency against the U.S. dollar. In contrast, the strengthening U.S. dollar against the yen reduced the return on Japanese stocks to a still robust 25.6% . In Europe, where markets were more subdued, currency hindered returns for U.S. investors, though when measured in dollars, gains were still strong.

The portfolio increased its exposure in Asia, where we found a variety of new investment opportunities Asia has replaced Europe as the portfolio’s largest area of concentration. At year-end, our exposure in Asia had increased to 37.3% from 31.7% as of December 31, 2004.

Our holdings in oil, gas and consumable fuels boosted the Trust’s return, while investments in industries such as diversified telecommunication services and pharmaceuticals were less additive.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005[3]	1-year	5-year	10-year	inception		5-year	10-year	Inception

American International Trust Series I2 (began 7/9/03)	21.07%	—	—	25.28%	—	—	—	74.85%
American International Trust Series II (began 5/5/03)	20.87%	—	—	29.64%	—	—	—	91.28%
MSCI EAFE Index[3]	14.02%	—	—	27.07%	—	—	—	89.65%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Blue Chip Growth Trust Subadviser: T. Rowe Price Associates, Inc. Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES - To provide long-term growth of capital by investing at least 80% of the portfolio’s total assets in the common stocks of large and medium sized blue chip companies as defined by T. Rowe Price Associates, Inc. These are firms that the managers believe are well established in their industries and have the potential for above-average earnings growth. Current income is a secondary objective.

Sector Weighting	% of Total

Basic Materials	1.80
Communications	12.33
Consumer, Cyclical	10.35
Consumer, Non-cyclical	22.41
Energy	6.79
Financial	20.98
Industrial	10.14
Short-term securities	0.10
Technology	15.17
Other Assets & Liabilities	–0.07
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Blue Chip Growth Trust Series I returned +5.60%, outperforming the +4.91% return of the S&P 500 Index.

Environment - Large-cap growth stocks posted solid, albeit uninspiring, results for 2005. Large-caps outperformed small-caps, but mid-caps handily outperformed both in 2005. Within the benchmark S&P 500 Index, the Energy and Utilities sectors were strongest. Telecommunications Services and Consumer Discretionary were the weakest sectors in 2005, posting single-digit declines.

The primary driver of our outperformance was good stock selection among Health Care and Financial companies. Overall, stock selection contributed to the portfolio’s outperformance, and sector allocation decisions (especially an overweight in Consumer Discretionary) detracted. The Industrials and Business Services sector was the portfolio’s largest relative performance detractor, largely due to weakness in conglomerates and machinery holdings.

The Health Care sector was our largest absolute and relative performance contributor for the year. We maintained an overweight in health care services, which paced the sector’s solid results, and our biotechnology holdings also generated good gains. Our Financials holdings generated strong absolute and relative performance. We were significantly overweight in capital markets firms, which led the sector’s results, and correctly underweight in interest rate-sensitive industries. Within the Industrials and Business Services sector, investors appeared concerned that a slowdown in economic growth, which has yet to materialize, would hurt the sector’s earnings. Consumer Discretionary stocks struggled for the year, but showed some resilience in the fourth quarter.

Outlook - We are optimistic about the prospects for large-cap growth stocks following the multi-year period of small-cap and value company outperformance. Earnings and economic growth will likely moderate in 2006, and we believe our focus on companies with durable long-term growth characteristics will serve us well. We think the fundamental underpinnings and current valuations for large-cap growth companies generating steady, above-average earnings and cash flow growth are compelling.

PERFORMANCE TABLE[1,7]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	10/1/96	5-year	10-year	inception

Blue Chip Growth Trust Series I (began 12/11/92)	5.60%	–0.77%	8.66%	—	7.38%	–3.81%	129.39%	—
Blue Chip Growth Trust Series II3 (began 1/28/02)	5.36%	–0.89%	8.59%	—	7.30%	–4.39%	128.00%	—
Blue Chip Growth Trust Series III[4] (began 9/5/03)	5.26%	–0.88%	8.60%	—	7.31%	–-4.33%	128.15%	—
Blue Chip Growth Trust Series NAV[5] (began 2/28/05)	5.70%	–0.76%	8.67%	—	7.39%	–3.72%	129.61%	—
S&P 500 Index[6]	4.91%	0.54%	9.07%	—	8.35%	2.75%	138.29%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective October 1, 1996.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower.
5 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
6All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
7 Since June 1, 2000, a portion of the Blue Chip Growth Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

Capital Appreciation Trust Subadviser: Jennison Associates, LLC Portfolio Managers: Michael Del Balso, Kathleen McCarragher and Spiros Segalas

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term growth of capital by investing at least 65% of the portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that Jennison Associates believes have above-average growth prospects.

Sector Weighting	% of Total

Communications	15.40
Consumer, Cyclical	12.08
Consumer, Non-cyclical	25.22
Energy	4.93
Financial	17.43
Industrial	3.83
Technology	20.93
Other Assets & Liabilities	0.18
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Capital Appreciation Trust Series I returned +13.99%, outperforming the +5.26% return of the Russell 1000 Growth Index.

Environment - The sharp rise in energy prices and the devastating effects of weather across many different parts of the United States (and around the globe) were some of the more notable events that occurred in 2005. But their impact on the broad economy was surprisingly muted. Indeed, the economy grew at more than 3% for much of the year, core inflation remained well contained, solid growth in productivity combined with employment and income growth and corporate profits achieved another year of double-digit gains.

Our portfolio thrived in 2005. Not only did we achieve some spectacular gains from individual holdings, strong gains came from many companies across a number of different industries and sectors, leading to above average performance for the whole. The Trust’s Health Care positions performed well, as companies that brought meaningful scien-tific advances to the treatment arena or provide services designed to manage the costs of delivering care were rewarded. The performance of the Information Technology holdings has also been very strong. For the full year, Industrials was the only sector with a negative return.

Outlook - The Trust continues to invest in companies that we believe are high quality with strong balance sheets and proven management teams. We look for superior long-term business fundamentals, which should provide these companies with sustainable, attractive growth opportunities. Overall earnings growth prospects amongst our portfolio companies remain strong both in absolute terms and against the forecast for the expected growth rate of the S&P 500 Index.

PERFORMANCE TABLE[1,5]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5-year	10-year	inception

Capital Appreciation Trust Series I (began 11/1/00)	13.99%	–1.80%	—	–4.19%	–8.66%	—	–19.84%
Capital Appreciation Trust Series II2 (began 1/28/02)	13.70%	–1.91%	—	–4.30%	–9.21%	—	–20.32%
Capital Appreciation Trust Series NAV[3] (began 2/28/05)	14.12%	–1.77%	—	–4.17%	–8.56%	—	–19.75%
Russell 1000 Growth Index[4]	5.26%	–3.58%	—	–6.99%	–16.68%	—	–31.21%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
5 Since November, 2000 a portion of the Capital Appreciation Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

Classic Value Trust Subadviser: Pzena Investment Management, LLC Portfolio Managers: Richard S. Pzena, John P. Goetz and Antonio DeSpirito III

INVESTMENT OBJECTIVE & POLICIES - The portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in domestic equity securities.

Sector Weighting	% of Total

Communications	2.90
Consumer, Cyclical	17.18
Consumer, Non-cyclical	16.18
Energy	2.02
Financial	34.45
Industrial	5.50
Short-term securities	7.14
Technology	8.89
Utilities	5.73
Other Assets & Liabilities	0.01
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Classic Value Trust Series I returned +9.42%, outperforming the +7.07% return of the Russell 1000 Value Index.

Environment - Value outperformed the broad market for the sixth year in a row, as rising energy prices and interest rates failed to offset the effects of continued economic expansion and rising corporate profits. In a year that saw intense focus on rising commodity prices, with oil, natural gas, gold and numerous industrial commodities reaching either all-time or cyclical highs, the fear that these would interrupt worldwide economic growth proved premature if not simply wrong.

Outlook - As value investors, we look for long-term opportunities where others see little cause for optimism. We continue to find particularly attractive opportunities of this kind in the beleaguered Auto sector, as well as certain out-of-favor growth stocks, including the Information Technology sector. Overall, we maintain our view that the value advantage that is built into our portfolio through the individual stocks we hold has the ability to meaningfully outperform the broader market on a long-term basis. Our belief is founded on our extensive investment experience as well as numerous studies that have been done on value investing, including our own.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Classic Value Trust Series I (began 5/3/04)	9.42%	—	—	12.59%	—	—	—	21.79%
Classic Value Trust Series II (began 5/3/04)	9.22%	—	—	12.38%	—	—	—	21.43%
Classic Value Trust Series NAV[2] (began 4/29/05)	9.53%	—	—	12.65%	—	—	—	21.91%
Russell 1000 Value Index[3]	7.07%	—	—	13.84%	—	—	—	24.10%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses not been reduced.
2 Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Core Equity Trust Subadviser: Legg Mason Funds Management, Inc. Portfolio Manager: Mary Chris Gay. Bill Miller, Chief Investment Officer

INVESTMENT OBJECTIVE & POLICIES - To seek long-term capital growth. The portfolio invests, under normal market conditions, primarily in equity securities that, in the subadviser’s opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser’s assessment of their intrinsic value.

Sector Weighting	% of Total

Communications	36.81
Consumer, Cyclical	9.52
Consumer, Non-cyclical	15.82
Financial	14.30
Industrial	10.19
Short-term securities	2.04
Technology	8.43
Utilities	4.14
Other Assets & Liabilities	–1.25
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Core Equity Trust Series I returned +5.90%, outperforming the +4.91% return of the S&P 500 Index.

Environment - Given the strength of corporate earnings, which grew by more than 10% in the past year, we had expected higher returns from the broader market in 2005. From a sector perspective, Energy and Utilities were the year’s biggest winners, gaining 31% and 17%, respectively. However, performance elsewhere remained muted in the low-to-mid single-digit range on both the upside and downside. Mid-cap stocks outperformed both large- and small-caps by a considerable margin. Rising oil prices, which peaked in late August with the arrival of Hurricane Katrina, and eight consecutive quarter-point interest rate hikes from the Federal Reserve set the tempo for the market during the year.

Our portfolio was notably harmed relative to the Index by our absence from the Energy sector, as well as our substantial overweight in Consumer Discretionary, which was the worst performing group in the Index. These detractions however, were more than offset by our solid exposure in Health Care and Technology, combined with strong security selection within those sectors.

Outlook - We remain optimistic for the equity markets in 2006, which we believe should well exceed last year’s performance. With oil prices appearing to have peaked and the Federal Reserve nearing the end of its tightening cycle, we believe two of the major impediments to the market moving higher are now on the sidelines. With lower levels of home-equity-withdrawals available to fuel consumer spending, we expect business spending to become an increasingly important driver of economic performance. Given that we expect earnings to grow at a more moderate high single-digit rate in 2006, we believe a good portion of excess performance could come from earnings multiple expansion. Across the broad market segments, equity valuations appear better than they have in several years, and specifically, large-cap and growth stocks seem the most attractive.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-Year	5-year	10-year	inception		5-year	10-year	inception

Core Equity Trust Series I (began 5/3/04)	5.90%	—	—	11.90%	—	—	—	20.56%
Core Equity Trust Series II (began 5/3/04)	5.77%	—	—	11.72%	—	—	—	20.24%
Core Equity Trust Series NAV[2] (began 2/28/05)	6.04%	—	—	11.99%	—	—	—	20.72%
S&P 500 Index[3]	4.91%	—	—	9.40%	—	—	—	16.20%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Dynamic Growth Trust Subadviser: Deutsche Asset Management Portfolio Managers: Samuel A. Dedio and Robert Janis

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term growth of capital by investing primarily in equity securities of companies with significant capital appreciation potential, with an emphasis on medium size companies.

Sector Weighting	% of Total

Communications	4.67
Consumer, Cyclical	23.41
Consumer, Non-cyclical	23.18
Energy	10.95
Financial	9.40
Industrial	11.99
Short-term securities	0.95
Technology	15.38
Other Assets & Liabilities	0.07
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Dynamic Growth Trust Sereis I returned +12.40%, outperforming the +12.10% return of the Russell Midcap Growth Index.

Environment - During 2005, stocks with low price/earnings ratios, mid-range volatility levels, and mid-range market capitalization stocks posted the best performance in the mid-cap growth space. While all size segments experienced positive returns, mid-caps handily outperformed both large-cap stocks and small-cap stocks. Within the mid-cap space, value stocks outperformed growth stocks. Although consumer spending and confidence slipped in the aftermath of the Gulf Coast hurricanes and the spike in energy prices, recent indicators point to a rebound in early 2006. Sector allocation was neutral to performance. Our overweights to Energy and Health Care as well as our underweight to Information Technology helped our performance, while our underweights to Materials and Financials detracted from returns. Stock selection had a strong positive effect overall and drove our outperformance. In general, our holdings in Energy, Financials and Health Care outpaced their counterparts in the benchmark, while our stocks in Information Technology and Materials lagged.

Outlook - The economy is still supported by strong fundamentals: non-restrictive monetary and financial conditions, continued improvement in the labor market, strong corporate finances, and robust productivity growth. Equity markets have strengthened recently due to receding concerns about the economy’s near-term vitality and increased hopes that the Federal Reserve is near the end of its monetary tightening cycle. Mid-cap stocks had the best relative performance in 2005, and interest in the mid-cap growth space continues to be strong.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	11/25/02	5-year	10-year	inception

Dynamic Growth Trust Series I (began 5/1/00)	12.40%	–7.34%	—	–13.62%	14.25%	–31.71%	—	–56.40%
Dynamic Growth Trust Series II3 (began 1/28/02)	12.01%	–7.45%	—	–13.71%	14.15%	–32.08%	—	–56.64%
Dynamic Growth Trust Series NAV[4] (began 4/29/05)	12.60%	–7.31%	—	–13.59%	14.32%	–31.58%	—	–56.32%
Russell Midcap Growth Index[5]	12.10%	1.38%	—	–2.54%	19.57%	7.09%	—	–13.59%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective November 25, 2002.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Emerging Growth Trust Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Managers: Robert Lutzko, Niall Brown and Luciano Orengo

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve superior long-term rates of return through capital appreciation. The portfolio seeks to achieve its objective by investing, under normal circumstances, primarily in equity securities of small-cap U.S. companies.

Sector Weighting	% of Total

Basic Materials	0.69
Communications	9.88
Consumer, Cyclical	17.29
Consumer, Non-cyclical	21.62
Energy	11.05
Financial	8.24
Government	3.64
Industrial	12.29
Technology	16.43
Utilities	0.55
Other Assets & Liabilities	–1.68
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Emerging Growth Trust Series I returned +7.65%, outperforming the +4.15% return of the Russell 2000 Growth Index.

Environment - The year got off to a rough start as small-caps and equities in general traded mostly lower through April. The Russell 2000 Growth Index was down 13.2% from January through April, but went on to stage an impressive rally, trading up 19.7% from May through year-end. The year 2005 marked the third consecutive year of positive returns for the Index. The markets throughout most of the year were preoccupied with rising interest rates and energy prices. The Federal Reserve did its part to ensure lackluster returns as it nearly doubled the federal funds rate, taking it from 2.25% to 4.25% in 2005. Energy also contributed to economic uncertainty, and a fair bit of market volatility, with prices making record highs. The Energy sector was by far the best performing economic sector, with a gain of 51.6% . Utilities and Health Care were the other strong sectors, as they tend to do well in periods of economic uncertainty. On the other side, Materials, Telecommunications and Information Technology were the weakest performing sectors.

The Trust outperformed its benchmark by 3.5% in 2005 entirely due to stock selection. Stock selection in Consumer Discretionary, Health Care and Industrials were the largest contributors.

Outlook - The current environment for the small-cap growth segment remains somewhat favorable. The Russell 2000 Growth Index lagged the Russell 2000 Value Index by more than 130% since February 2000, so it seems likely that some of that gap will close. However, our outlook is tempered because of the back-up in interest rates, a near inverted yield curve, high energy prices and the possibility of some economic weakness in the near future.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1 Year	5-year	10-year	inception		5-year	10-year	Inception

Emerging Growth Trust Series I (began 5/5/03)	7.65%	—	—	16.64%	—	—	—	50.54%
Emerging Growth Trust Series II (began 5/5/03)	7.38%	—	—	16.38%	—	—	—	49.64%
Emerging Growth Trust Series III[2] (began 9/5/03)	7.59%	—	—	16.62%	—	—	—	50.48%
Emerging Growth Trust Series NAV[3] (began 2/28/05)	7.72%	—	—	16.67%	—	—	—	50.63%
Russell 2000 Growth Index[4]	4.15%	—	—	21.50%	—	—	—	68.07%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
3 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Emerging Small Company Trust Subadviser: Franklin Advisers, Inc. Portfolio Managers: Michael McCarthy, Zachary Perry and Brad Carris

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term growth of capital by investing at least 80% of the portfolio’s total assets in common stocks of companies that have market capitalizations which match the approximate range of capitalization of the Russell 2000 Growth Index at the time of purchase.

Sector Weighting	% of Total

Basic Materials	3.05
Communications	8.05
Consumer, Cyclical	11.70
Consumer, Non-cyclical	20.82
Energy	7.87
Financial	11.47
Industrial	17.13
Manufacturing	0.62
Short-term securities	0.92
Technology	18.26
Other Assets & Liabilities	0.11
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Emerging Small Company Trust Series I returned +5.04%, outperforming the +4.15% return of the Russell 2000 Growth Index.

Environment - During the year, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. The U.S. dollar rallied in 2005, supported by relatively strong domestic economic growth and rising short-term domestic interest rates, as the Federal Reserve raised the federal funds target rate from 2.25% to 4.25% . Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. Oil prices remained high and natural gas prices rose. Despite these high commodity prices, inflation remained relatively contained.

Several factors contributed to our relative performance. An overweighted position compared to the benchmark Russell 2000 Growth Index and stock selection in the Industrial Services sector supported overall returns, especially our investments in oilfield services and equipment industry stocks. Similarly, stock selection in Electronic Technology, particularly among electronic equipment and instruments, and telecommunications equipment companies, also aided the portfolio’s relative results.

Detractors from performance included the Health Technology sector, particularly holdings in the biotechnology industry, where stock selection hindered our results. An overweighted position in Process Industries also delivered unimpressive returns, as that sector generally performed poorly in 2005. Stock selection among retail trade companies was also a detractor.

Outlook - We continue to focus on innovative, rapidly growing companies in a variety of industries, each with identifiable growth drivers, such as new product development, leverage to a change in the economy, or secular industry growth.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[6]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5/1/99	5-year	10-year	inception

Emerging Small Company Trust Series I (began 1/1/97)	5.04%	–2.06%	—	6.45%	6.63%	–9.89%	—	75.42%
Emerging Small Company Trust Series II2 (began 1/28/02)	4.86%	–2.18%	—	6.38%	6.53%	–10.43%	—	74.38%
Emerging Small Company Trust Series III[3] (began 9/5/03)	4.83%	–2.10%	—	6.42%	6.59%	–10.07%	—	75.07%
Emerging Small Company Trust Series NAV[4] (began 2/28/05)	5.15%	–2.04%	—	6.46%	6.64%	–9.80%	—	75.60%
Russell 2000 Growth Index[5]	4.15%	2.28%	—	3.98%	2.27%	11.95%	—	42.07%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
6 Current subadviser assignment became effective May 1, 1999.

Equity-Income Trust Subadviser: T. Rowe Price Associates, Inc. Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES - To provide substantial dividend income and also long-term capital appreciation by investing primarily in common stocks of well-established companies, paying above-average dividends. The portfolio seeks equity securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

Sector Weighting	% of Total

Basic Materials	5.00
Communications	16.31
Consumer, Cyclical	5.81
Consumer, Non-cyclical	18.68
Energy	8.24
Financial	19.56
Industrial	17.23
Short-term securities	0.11
Technology	5.21
Utilities	4.02
Other Assets & Liabilities	–0.17
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Equity Income Trust Series I returned +3.92%, underper-forming the +7.07% return of the Russell 1000 Value Index.

Environment - The Dow Jones Industrial Average was essentially flat, while most other major indices posted modest gains in 2005. Energy dominated the equities markets with a powerful advance, and Utilities was the only other sector to provide a double-digit return. Consumer Discretionary and Telecommunications Services were the worst sectors, affected by a weak auto sector and competition from wireless companies, respectively.

The portfolio delivered a moderate return for 2005, although performance lagged the benchmark Index due primarily to an overweighting in the weak Consumer Discretionary sector, particularly media, along with poor stock selection within the group. Another area of disappointment was Energy, where our underweight position hurt relative performance for most of the year. The tide turned in the fourth quarter, however, when Energy stocks fell and the underweight position helped.

Information Technology was the portfolio’s best relative contributor due mostly to stock selection and an overweight. Industrial and Business Services and Telecommunication Services were the only other sectors that significantly contributed to the Trust’s relative return. Stock selection in Industrial, Business Services, and Telecommunication Services, made a positive relative contribution.

Outlook - Corporations are enjoying strong profits and cash flow, which together provide the incentive for new corporate investments. We believe earnings will continue to grow in 2006, although at a more moderate pace due to lower consumer spending, reflecting higher energy prices and mortgage rates. Stock market fundamentals remain sound.

Globalization, competition and high productivity growth are restraining inflation, which reduces pressure on the Federal Reserve to raise short-term rates much higher. Our worst-case scenario calls for moderate stock market gains in 2006, although significant corporate liquidity could set the stage for better performance than we saw in 2005. We expect companies to increase their dividend payments and merger and acquisition activity to remain robust, which could provide additional ballast for stocks.

PERFORMANCE TABLE[1,7]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	10/1/96	5-year	10-year	inception

Equity-Income Trust Series I (began 2/19/93)	3.92%	5.65%	10.07%	—	9.47%	31.60%	161.05%	—
Equity-Income Trust Series II3 (began 1/28/02)	3.72%	5.52%	10.01%	—	9.40%	30.83%	159.52%	—
Equity-Income Trust Series III[4] (began 9/5/03)	3.55%	5.53%	10.01%	—	9.41%	30.90%	159.66%	—
Equity-Income Trust Series NAV[5] (began 2/28/05)	4.05%	5.66%	10.08%	—	9.49%	31.69%	161.22%	—
Russell 1000 Value Index[6]	7.07%	5.28%	10.95%	—	10.67%	29.35%	182.55%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective October 1, 1996.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
5 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
6 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
7 Since June 1, 2000, a portion of the Equity-Income Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

Financial Services Trust Subadviser: Davis Selected Advisers, L.P. Portfolio Managers: Christopher C. Davis and Kenneth C. Feinberg

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve growth of capital by investing primarily in common stock of financial services companies. During normal market conditions, at least 80% of the portfolio’s net assets are invested in companies that are principally engaged in financial services. A company is “principally” engaged in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

Sector Weighting	% of Total

Consumer, Non-cyclical	12.87
Financial	77.24
Industrial	6.98
Technology	3.03
Other Assets & Liabilities	–0.12
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Financial Services Trust Series I returned +9.78% outperforming the +5.93% of the Lipper Financial Services Index.

Environment - During the year, large-cap stocks, as measured by the S&P 500 Index, increased by 4.91% . U.S. economic activity, as measured by the inflation-adjusted gross domestic product (GDP), increased between 3.3% and 4.1% over each of the first three calendar quarters of 2005. Interest rates, as measured by the 10-year Treasury bond, began 2005 at about 4.2%, ranged as low as 4.0% and ended 2005 at about 4.4% .

The Financial Services sector as a whole turned in a stronger performance than the S&P 500 Index. The portfolio’s holdings outperformed the majority of financial service companies in the Index. The portfolio’s largest group weighting was in diversified financial companies, and these companies turned in a very strong performance. The Trust makes strategic investments in non-financial companies. Investments in Consumer Staple companies helped performance while investments in Industrial companies hindered performance.

Outlook - We continue to believe that long-term demographics favor Financial Service companies. The portfolio seeks durable, well-managed businesses that can be purchased at value prices and held for the long term. We are strong supporters of long-term buy-and-hold investing.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Financial Services Trust Series I (began 4/30/01)	9.78%	—	—	4.66%	—	—	—	23.70%
Financial Services Trust Series II2 (began 1/28/02)	9.62%	—	—	4.51%	—	—	—	22.90%
Financial Services Trust Series III[3] (began 9/5/03)	9.40%	—	—	4.53%	—	—	—	22.97%
Financial Services Trust Series NAV[4] (began 4/29/05)	9.78%	—	—	4.66%	—	—	—	23.70%
Lipper Financial Services Index[5]	5.93%	—	—	8.02%	—	—	—	43.40%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses not been reduced.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower.
4 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Fundamental Value Trust Subadviser: Davis Selected Advisers, L.P. Portfolio Managers: Christopher C. Davis and Kenneth C. Feinberg

INVESTMENT OBJECTIVE & POLICIES - To seek growth of capital by investing primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The Porfolio may also invest in companies with smaller capitalizations.

Sector Weighting	% of Total

Communications	5.89
Consumer, Cyclical	7.38
Consumer, Non-cyclical	17.04
Diversified	0.37
Energy	10.12
Finance and Insurance	1.19
Financial	44.77
Industrial	8.96
Technology	4.00
Other Assets & Liabilities	0.28
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Fundamental Value Trust Series I returned +8.84%, outperforming the +4.91% return of the S&P 500 Index.

Environment - U.S. economic activity, as measured by the inflation-adjusted gross domestic product (GDP), increased between 3.3% and 4.1% over each of the first three calendar quarters of 2005. Interest rates, as measured by the 10-year Treasury bond, began 2005 at about 4.2%, ranged as low as 4.0% and ended the year at about 4.4% ..

Energy companies were the most important contributors to the portfolio’s annual performance. Energy companies were also the strongest performing sector of the S&P 500 Index. The portfolio benefited both by investing a larger percentage of its assets in Energy stocks than the S&P 500 Index, and as a group, the individual Energy companies that the portfolio owned outperformed those in the Index. The portfolio’s largest industry group holdings were in insurance companies, which were the second most important contributors to performance. We held significant investments in both Diversified Financial Service companies and Consumer Staple companies. Both sectors made positive contributions to the Trust’s performance. Our holdings in the Consumer Discretionary and Industrial sectors detracted from performance. The portfolio ended the year with about 9% of its assets invested in foreign companies. As a group, the foreign stocks we owned underperformed those in the S&P 500 Index.

Outlook - We have built a portfolio that is quite different in composition from the S&P 500 Index. Our investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and hold them for the long term. After a strong year such as the one we enjoyed in 2005, we caution investors not to be overly optimistic.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Fundamental Value Trust Series I (began 4/30/01)	8.84%	—	—	4.75%	—	—	—	24.23%
Fundamental Value Trust Series II2 (began 1/28/02)	8.70%	—	—	4.59%	—	—	—	23.31%
Fundamental Value Trust Series III[3] (began 9/5/03)	8.43%	—	—	4.61%	—	—	—	23.45%
Fundamental Value Trust Series NAV[4] (began 2/28/05)	8.89%	—	—	4.76%	—	—	—	24.29%
S&P 500 Index[5]	4.91%	—	—	3.33%	—	—	—	16.56%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses been reduced.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower.
4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Global Trust Subadviser: Templeton Global Advisers Limited Portfolio Managers: Jeffrey A. Everett, Murdo Murchison and Lisa F. Myers

INVESTMENT OBJECTIVE & POLICIES - The portfolio seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies located anywhere in the world, including emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries (including the U.S.).

Sector Weighting	% of Total

Basic Materials	5.94
Communications	19.28
Consumer, Cyclical	6.14
Consumer, Non-cyclical	12.24
Diversified	1.82
Energy	9.64
Financial	23.77
Industrial	7.71
Short-term securities	3.33
Technology	8.35
Utilities	1.42
Other Assets & Liabilities	0.36
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Global Trust Series I returned +10.72%, outperforming the +10.02% return of the MSCI World Index.

Environment - The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with signs of firming recoveries in Europe and Japan. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide. Strong demand for oil sustained high prices during most of the year, while prices for other commodities such as industrial metals were also high. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada, and some Asian and Latin American emerging markets.

In this environment, global equity markets performed strongly. The Energy and Materials sectors led equity market performance, and telecommunications services and consumer-related sectors lagged. During 2005, the U.S. dollar appreciated versus the yen, euro, pound and most other currencies. During the year, several of the portfolio’s South Korean investments contributed to performance, including a couple of financial firms and a large electronics manufacturer.

Outlook - Our investment focus has always centered on individual companies and longer-term returns. We are confident that, regardless of the macroeconomic climate we might encounter in 2006, we should continue to find “bargain” security opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	12/9/03	5-year	10-year	inception

Global Trust Series I (began 3/18/88)	10.72%	1.91%	6.92%	—	14.16%	9.92%	95.21%	—
Global Trust Series II3 (began 1/28/02)	10.50%	1.79%	6.86%	—	13.95%	9.29%	94.10%	—
Global Trust Series III[4] (began 9/5/03)	10.42%	1.82%	6.87%	—	13.90%	9.41%	94.31%	—
Global Trust Series NAV[5] (began 4/29/05)	10.72%	1.91%	6.92%	—	14.16%	9.92%	95.21%	—
MSCI World Index[6]	10.02%	2.64%	7.47%	—	15.39%	13.92%	105.59%	—

1 Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses not been reduced.
2 Current subadviser assignment became effective December 9, 2003.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower.
5 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
6 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Global Allocation Trust Subadviser: UBS Global Asset Management Portfolio Managers: Thomas P. Madsen, John A. Penicook, Jr., Brian D. Singer, Neil Williams and Tom Clarke

INVESTMENT OBJECTIVE & POLICIES - The portfolio seeks to achieve total return by allocating its assets between equity and fixed income securities of issuers located within and outside the United States. The portfolio can invest a portion of its assets across domestic, international, and emerging market equities, domestic and international emerging market, and high yield bonds.

Sector Weighting	% of Total

Asset Backed Securities	0.84
Basic Materials	1.07
Communications	7.61
Consumer, Cyclical	5.74
Consumer, Non-cyclical	13.61
Energy	3.48
Financial	18.96
Funds	4.03
Government	10.00
Industrial	6.93
Mortgage Securities	9.28
Short-term securities	11.27
Technology	4.08
Utilities	3.19
Other Assets & Liabilities	–0.09
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Global Allocation Trust Series I returned +6.20%, under-performing the +7.09% return of the Global Securities Markets Index.

Environment - The portfolio benefited from broad allocation in equities, especially in international and emerging market equities, while fixed income exposure generally detracted from returns. Security selection and market allocation were the most beneficial aspects of the portfolio strategy, especially within Australian, European, and U.S. bonds. On the equity side, security selection was strongest in the United States, while our market exposure to Switzerland added the most value. Stock selection in Canada, Japan and the UK detracted somewhat from performance.

The U.S. dollar strengthened against major currencies in 2005. In general, the strengthening dollar did not help returns, the most significant detractors being our exposure to Swedish, Japanese and Swiss currencies.

Outlook - Valuation differentials between asset classes have decreased significantly over the past several years. We believe relative valuations suggest continuing our overweight stance toward equities, particularly in the United States, and our underweight stance toward bonds. Nevertheless, we do see pockets of opportunities for regional and country relative positioning within global equity markets. In our opinion, bonds appear overvalued across all markets: U.S. high yield bond markets, emerging debt markets, and global infla-tion-linked bonds look particularly overvalued. We believe these markets are trading significantly above fair value and we retain underweight positions in all of them.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5/1/03	5-year	10-year	inception

Global Allocation Trust Series I (began 5/1/00)	6.20%	0.14%	—	–0.45%	14.94%	0.68%	—	–2.54%
Global Allocation Trust Series II3 (began 1/28/02)	5.93%	0.03%	—	–0.55%	14.71%	0.14%	—	–3.06%
Global Allocation Trust Series NAV[4] (began 2/28/05)	6.30%	0.23%	—	–0.37%	7.44%	1.14%	—	–2.09%
Global Securities Markets Index[5,6]	7.09%	5.35%	—	3.89%	15.54%	29.75%	—	24.18%
S&P 500 Index[6]	4.91%	0.54%	—	–1.06%	14.26%	2.75%	—	–5.87%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective May 1, 2003.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5 The Global Securities Markets Index was added to more accurately reflect the investment objective of the Global Allocation Trust, and is an unmanaged index compiled by UBS Global Asset
Management. It is currently constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex-USA (free) Index, 21% Citigroup Broad Investment Grade (BIG) Bond Index, 9%
Citigroup World Government Bond non-US Index, 3% Merrill Lynch High Yield Cash Pay Index, 3% MSCI Emerging Free Markets Index and 2% J.P. Morgan EMBI Global.
6 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Growth & Income Trust Subadviser: Grantham, Mayo, Otterloo & Co. LLC Portfolio Managers: Robert Soucy and Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve a high total return. The portfolio seeks to achieve its objective by outperforming its benchmark, currently the S&P 500 Index.

Sector Weighting	% of Total

Basic Materials	0.39
Communications	7.14
Consumer, Cyclical	19.29
Consumer, Non-cyclical	28.76
Energy	5.68
Financial	15.95
Government	0.07
Industrial	5.66
Short-term securities	1.26
Technology	12.46
Utilities	3.31
Other Assets & Liabilities	0.03
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Growth & Income Trust Series I returned +2.03%, underper-forming the +4.91% return of the S&P 500 Index.

Environment - Since the current subadviser assignment became effective on August 1, 2005, the market managed to stay afloat in spite of additional federal funds rate increases, rising health care and energy costs, and mixed reports pertaining to economic growth within the U.S. The broad S&P 500 Index recovered from a weak October, peaked in November and was flat in December, resulting in a fourth quarter return of +2.1% . Both large- and small-cap stocks produced positive returns, large-caps slightly outpaced small-caps. Growth continued to exceed value, although by a relatively narrow margin. The Federal Reserve increased the federal funds rate to 4.25%, the highest rate since April 2001. Despite the rate hike, the market responded positively, given that the Federal Reserve indicated that it was nearing the end of its current tightening cycle. Within the S&P 500 Index, Metals and Mining, Transportation and Primary Process Industry stocks led performance, while Oil and Gas, Automotive and Utility sectors finished the quarter in negative territory. The Trust’s underweight position in Metals and Mining lessened that sector’s contribution to performance. The portfolio’s overweight position in Retail stores outperformed.

This sector was driven by strength in department store, drug store and specialty retailer stocks. Our underweight in Oil and Gas helped, as oil prices dropped in December. Less robust performance came from an underweight in Financial holdings.

Outlook - The strong performance of the U.S. equity market for the past three years is lauded. However, it continues to be expensive, leaving little room for new opportunities. The market’s inclination for risk over return appears unwarranted, and a return to fundamental valuations will favor the portfolio’s bias towards quality.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	8/1/05	5-year	10-year	inception

Growth & Income Trust Series I (began 4/23/91)	2.03%	–1.53%	7.75%	—	–1.05%	–7.42%	111.00%	—
Growth & Income Trust Series II3 (began 1/28/02)	1.84%	–1.65%	7.69%	—	–1.26%	–7.97%	109.75%	—
Growth & Income Trust Series III[4] (began 9/5/03)	1.69%	–1.65%	7.69%	—	–1.37%	–7.96%	109.77%	—
Growth & Income Trust Series NAV[5] (began 4/29/05)	1.98%	–1.54%	7.75%	—	–1.05%	–7.46%	110.90%	—
S&P 500 Index[6]	4.91%	0.54%	9.07%	—	4.77	2.75%	138.29%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective 8/1/05.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
5 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
6 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Growth & Income II Trust Subadviser: Independence Investment LLC Portfolio Managers: John C. Forelli and Jay C. Leu

INVESTMENT OBJECTIVE & POLICIES - To seek income and long-term capital appreciation. The portfolio invests, under normal market conditions, primarily in a diversified mix if common stocks of large U.S. companies

Sector Weighting	% of Total

Basic Materials	1.48
Communications	8.49
Consumer, Cyclical	9.68
Consumer, Non-cyclical	20.18
Energy	10.28
Financial	22.92
Industrial	10.67
Short-term securities	0.16
Technology	12.47
Utilities	3.61
Other Assets & Liabilities	0.06
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Growth & Income Trust II Series NAV returned +8.98%, outperforming the +6.27% return of the Russell 1000 Index.

Environment - The year 2005 ended in positive territory in the large capitalization equity market. The Trust did well on both an absolute and relative basis. The Energy sector was the top performer for the year and an overweight in that sector bene-fited the portfolio. The Consumer Services sector posted negative returns for the year and our underexposure to the sector also helped performance. While sector selection contributed to performance, the strongest contributor to the portfolio’s returns for the year was individual stock selection. This was particularly true in the Health Care sector, where an emphasis on pharmacy benefit managers and health maintenance organizations and an underexposure to the larger pharmaceuticals was beneficial. Holdings in both the Utility and Energy sectors also added to performance.

Outlook - We expect market conditions to be constructive. Modest corporate profitability growth, stable employment, dissipating inflation fears and an end to the Federal Reserve tightening cycle should contribute to healthy economic growth. We are keeping a close watch on the potential risks to this scenario, including persistently high energy costs and softness in the housing market. We believe we are well positioned to take advantage of the favorable opportunities inherent in attractively valued stocks with improving fundamentals.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	4/29/05	5-year	10-year	inception

Growth & Income II Trust Series NAV (began 3/29/86)	8.98%	–0.21%	7.33%	—	19.23%	–1.06%	102.96%	—
Russell 1000 Index[3]	6.27%	1.07%	9.29%	—	15.84%	5.49%	143.02%	—
Combined Index[3,4]	6.27%	1.04%	9.35%	—	15.82%	3.29%	144.49%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser has managed the entire portfolio since April 29, 2005. The current subadviser has managed a portion of the portfolio since it’s inception.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
4 The Combined Index represents the S&P 500 Index from April 1986 to April 2002 and the Russell 1000 Index from May 2002 to the present.

Health Sciences Trust Subadviser: T. Rowe Price Associates, Inc. Portfolio Manager: Kris H. Jenner

INVESTMENT OBJECTIVE & POLICIES - To seek long-term capital appreciation by investing at least 80% of the portfolio’s total assets in common stocks of companies engaged in the research, development, production or distribution of products or services related to healthcare, medicine or the life sciences (collectively, the “health sciences”).

Sector Weighting	% of Total

Basic Materials	2.34
Communications	0.11
Consumer, Cyclical	0.07
Consumer, Non-cyclical	95.28
Financial	2.27
Funds	0.10
Short-term securities	0.06
Technology	0.11
Other Assets & Liabilities	–0.34
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Health Science Trust Series I returned +12.50%, outperforming the +11.48% return of the Lipper Health/Biotechnology Index.

Environment - Stocks provided relatively modest gains in 2005. Health Care shares provided stronger returns. Within the benchmark, services stocks, which benefited from moderating cost trends and consolidation, gained the most. Biotechnology was the only other Health Care industry to outperform the benchmark. Pharmaceutical shares, which were nearly flat, lagged all other Health Care industries.

Our industry allocation decisions, particularly our underweights in pharmaceuticals and products and devices, added value. On the other hand, weak stock selection, especially in pharmaceuticals, detracted. In life sciences, strong stock selection and our lighter exposure added value. The positive contribution from our underweight in poorly performing products and devices more than offset the negative effect of our poor stock selection. In pharmaceuticals, the benefit from our group underweight more than offset the negative impact of our weak stock selection. The positive effect of our strong stock selection in biotechnology was almost completely offset by the negative impact of our group overweight. Our weak stock selection in services hampered performance.

Outlook - We remain attracted to therapeutic companies leveraged to novel products for unmet medical needs. Near-term concerns over the imbalance between successful drugs going off patent and new drugs coming into the pipeline, safety and FDA regulation changes may limit gains. However, the sector’s underlying fundamentals remain sound, particularly as life expectancy increases in the developed world and developing market demand for therapeutic products grows. We continue to believe that Health Care shares provide the potential for long-term growth.

PERFORMANCE TABLE[1,6]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Health Sciences Trust Series I (began 4/30/01)	12.50%	—	—	7.35%	—	—	—	39.27%
Health Sciences Trust Series II2 (began 1/28/02)	12.28%	—	—	7.20%	—	—	—	38.37%
Health Sciences Trust Series III[3] (began 9/5/03)	12.29%	—	—	7.31%	—	—	—	39.01%
Health Sciences Trust Series NAV[4] (began 4/29/05)	12.57%	—	—	7.36%	—	—	—	39.36%
Lipper Health/Biotechnology Index[5]	11.48%	—	—	6.38%	—	—	—	33.48%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower.
4 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
6 Since June 1, 2000, a portion of the Health Sciences Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

Income & Value Trust
Subadviser: Capital Guardian Trust Company Portfolio Managers: Terry Berkemeier, Christine Cronin, Michael R. Ericksen, David I. Fisher,
Michael D. Locke, Karen A. Miller, James R. Mulally, Theodore R. Samuels, Eugene P. Stein and Alan J. Wilson

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve both the conservation of principal and long-term growth of capital and income by investing in both equity and fixed income securities.

Sector Weighting	% of Total

Asset Backed Securities	2.77
Basic Materials	2.34
Communications	8.07
Consumer, Cyclical	4.25
Consumer, Non-cyclical	18.15
Energy	4.96
Financial	16.88
Government	5.93
Industrial	9.74
Mortgage Securities	13.32
Short-term securities	1.99
Technology	10.59
Utilities	1.51
Other Assets & Liabilities	–0.50
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Income & Value Trust Series I returned +5.22%, outperforming the +4.06% return of the Combined Index.

Environment - A late-year rally helped stocks achieve gains, bringing results for the full year into respectable territory. Bonds ended the year facing a flat yield curve and more volatility in the markets due to the threat of leveraged buyouts.

Portfolio returns were helped by an overweight position in stocks versus fixed-income securities and by good overall relative results within the portfolio. Stocks benefited primarily from security selection in the Health Care sector. Security selection in the Consumer Discretionary, Industrial, Information Technology and Telecommunication Service sectors also helped.

Outlook - We have been slowly increasing our target position in equities and decreasing our target position in bonds. Equity valuations are reasonable, while bonds look slightly expensive. Long-term interest rates are low and profits are healthy. Corporations have cash on their balance sheets, and while some of that is being used to increase dividends and share buy-backs, some will likely be spent on capital investments and employment. Putting idle cash to work should improve the return on equity for many companies.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[3]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5/1/99	5-year	10-year	inception

Income & Value Trust Series I (began 8/3/89)	5.22%	3.99%	7.36%	—	4.33%	21.62%	103.40%	—
Income & Value Trust Series II3 (began 1/28/02)	4.98%	3.85%	7.28%	—	4.22%	20.76%	101.97%	—
Income & Value Trust Series NAV[4] (began 4/29/05)	5.22%	3.99%	7.36%	—	4.33%	21.62%	103.40%	—
Citigroup Broad Investment Grade Index[5]	2.57%	5.93%	6.19%	—	6.03%	33.40%	82.33%	—
S&P 500 Index[5]	4.91%	0.54%	9.07%	—	0.54%	2.75%	138.29%	—
Combined Index[5,6]	4.06%	3.01%	6.32%	—	3.04%	16.00%	84.50%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective May 1, 1999.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
6 The Combined Index represents 32.5% of the return of the Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the Lehman Brothers Aggregate Bond Index, 10% of the 90 Day
T-Bill, and 7.5% of the Merrill Lynch Yield Index through April 30, 1999, and 60% of the returns of the S&P 500 Index and 40% of the returns of the Citigroup Broad Investment Grade
Bond Index from May 1, 1999 and thereafter. The Combined Index was prepared by the adviser using Ibbotson Associates Software and Data.

International Opportunities Trust Subadviser: Marsico Capital Management, LLC Portfolio Manager: James G.Gendelman

INVESTMENT OBJECTIVE & POLICIES - To seek long-term growth of capital. The portfolio invests, under normal market conditions, at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio normally invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies operating in emerging markets.

Sector Weighting	% of Total

Basic Materials	3.30
Communications	10.53
Consumer, Cyclical	22.37
Consumer, Non-cyclical	11.02
Energy	6.36
Financial	18.26
Industrial	18.60
Short-term securities	1.68
Technology	3.72
Utilities	3.20
Other Assets & Liabilities	0.96
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the period from its inception in May 2005 through year-end 2005, the International Opportunities Trust Series NAV returned +24.32%, outperforming the +16.74% return of the MSCI EAFE Index.

Environment - International equities ended the year with solid gains, extending a period in which returns have been robust and well in excess of U.S. equity market performance. Japan, the largest country weighting in the Index as well as the Trust at year-end, continued its resurgence, rising by nearly 48%. The portfolio’s modestly underweighted posture in Japan hurt returns.

Financials was one of the top performing sectors in the MSCI EAFE Index for the period and our holdings in this sector benefited performance. Industrials and Consumer Discretionary stocks led performance within the Index and the Trust’s positions in these sectors contributed to performance. Strength also came from Materials stocks. However, the portfolio’s underweighting in this area lessened their contribution to performance. Our stock selection and overweighted exposure to the Information Technology sector aided results. This sector was driven by strength in semiconductors, semiconductor equipment, and technology hardware and equipment holdings.

The Trust’s underweighted posture to the software and services industry hurt performance. Telecommunications Services was the only sector within the Index that finished the period in negative territory. However, the portfolio’s sole position in this sector posted strong returns and benefited performance. The Trust’s Energy positions also provided excellent overall returns. Currency-related factors had a modest, positive effect on performance.

Outlook - In the universe of stocks we follow most closely, we are finding cash-generating companies with strong balance sheets, attractive growth rates, and generally compelling valuations. We believe the global economy is generally in a low real-yield interest rate environment and that dividends and share repurchases may play an important part in an investor’s overall equity investment performance.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

International Opportunities Trust Series I (began 4/29/05)	—	—	—	—	—	—	—	24.24%
International Opportunities Trust Series II (began 4/29/05)	—	—	—	—	—	—	—	24.08%
International Opportunities Trust Series NAV (began 4/29/05)	—	—	—	—	—	—	—	24.32%
MSCI EAFE Index[2]	—	—	—	—	—	—	—	16.74%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

International Small Cap Trust Subadviser: Templeton Investment Counsel, Inc. Portfolio Managers: Tucker Scott and Cindy L. Sweeting

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term capital appreciation. Under normal market conditions, at least 80% of the portfolio’s net assets (plus borrowings for investment purposes) are invested in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less (“small company securities”).

Sector Weighting	% of Total

Basic Materials	5.67
Communications	5.25
Consumer, Cyclical	16.88
Consumer, Non-cyclical	18.57
Diversified	2.64
Energy	3.15
Financial	9.70
Industrial	22.27
Short-term securities	9.33
Technology	4.35
Utilities	1.84
Other Assets & Liabilities	0.35
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the International Small Cap Trust Series I returned +10.39%, underperforming the +26.76% return of the Citigroup Global ex-U.S. <$2 Billion Index.

Environment - The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with signs of firming recoveries in Europe and Japan. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide. Strong demand for oil sustained high prices during most of the year, while prices for other commodities such as industrial metals were also high. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada, and some Asian and Latin American emerging markets. In this environment, global equity markets performed strongly. The Energy and Materials sectors led equity market performance, and Telecommunications Services and consumer-related sectors lagged.

The portfolio benefited from the strong performance of several stocks, including a Canadian integrated oilfield drilling and energy services company. Also performing well were a couple of highly profitable small-cap South Korean regional banks and a Canadian manufacturer of commercial and military flight simulators.

Holdings that detracted from performance included a manufacturer of switching power supplies and power system products, and a Chinese pharmaceutical company that faced weaker product prices and higher raw materials and energy costs. The U.S. dollar appreciated versus most foreign currencies during the year, which also detracted from the Trust’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar strengthened.

The Fund’s underweighted allocation and stock selection in the strong performing Japanese market accounted for some of the Fund’s underperfor-mance versus the benchmark. Relative underperformance and overweighted positions in poor performing Hong Kong, Taiwan and China also detracted from our results versus the benchmark for the year. The portfolio’s cash position also dragged on relative performance. The remaining underper-formance was generally due to stock selection across several European markets.

Outlook - While 2005 was a disappointing year relative to our benchmark, we believe that the Fund is well positioned based on our focus on potential long term value over our five-year investment horizon. However, the current economic recovery is about four years old, and it would not be surprising for growth to slow somewhat. We continue to look for individual companies that we believe have the potential to generate favorable long-term returns.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5/1/03	5-year	10-year	inception

International Small Cap Trust Series I (began 3/4/96)	10.39%	3.51%	—	6.84%	29.25%	18.81%	—	91.62%
International Small Cap Trust Series II3 (began 1/28/02)	10.10%	3.39%	—	6.78%	29.00%	18.15%	—	90.55%
International Small Cap Trust Series III[4] (began 9/5/03)	10.19%	3.43%	—	6.80%	29.09%	18.35%	—	90.88%
International Small Cap Trust Series NAV[5] (began 2/28/05)	10.41%	3.51%	—	6.84%	29.28%	18.84%	—	91.66%
Citigroup Global ex U.S. <$2 Billion Index[6]	26.76%	17.48%	—	8.50%	40.92%	123.78%	—	123.09%
Combined Index[6,7]	27.01%	11.13%	—	9.53%	41.03%	69.48%	—	144.95%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective May 1, 2003.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
5 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
6 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
7 The Combined Index was added to provide a more accurately reflect the investment objective of the International Small Cap Trust. The Combined Index is a blend of the MSCI World ex US
Index from inception through May 31, 2003 and the Citigroup Global ex US <$2 billion Index from June 1, 2003 and thereafter.

International Stock Trust Subadviser: Grantham, Mayo, Otterloo & Co. LLC Portfolio Manager: Dr. Thomas Hancock

INVESTMENT OBJECTIVE & POLICIES - To seek long-term growth of capital. The portfolio seeks to achieve its objective by outperforming the benchmark. The portfolio typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. Under normal circumstances, the portfolio invests at least 80% of its assets in equity investments.

Sector Weighting	% of Total

Basic Materials	6.35
Communications	5.34
Consumer, Cyclical	13.60
Consumer, Non-cyclical	17.59
Diversified	0.41
Energy	10.40
Financial	24.69
Government	0.46
Industrial	9.39
Short-term securities	3.24
Technology	0.79
Utilities	7.38
Other Assets & Liabilities	0.36
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the International Stock Trust Series I returned +15.94%, outperforming the +14.02% return of the MSCI EAFE Index.

Environment - Since the current subadviser assignment became effective on August 1, 2005, international equities performed well, pushed ahead by the surging Japanese market. The MSCI EAFE Index advanced in the fourth quarter, despite an appreciating dollar early in the quarter that knocked three percentage points off the Index’s +7.1% return measured in local currencies. The MSCI Japan Index returned 11.9% in U.S. dollar terms and 16.5% measured in yen. The gain capped a stellar comeback year for Japan, in which major indices were up over 40% in yen terms.

Within the portfolio, country allocation was aided somewhat by the overweight to Japan, but had little overall impact. Sector exposures slightly hurt performance as the positive impact from underweighting Telecommunications was outweighed by the negative from overweighting Energy and underweighting Technology. Stock selection was the primary detractor to performance due mainly to our picks in Japan, which could not keep up with that market’s torrid pace. Currency allocation had minimal impact. Growth stocks finished mixed with value stocks. Smaller capitalization stocks outperformed slightly. Lower quality stocks outperformed when defined by our measure that blends the level and stability of profitability with debt ratios. Our stock selection disciplines had mixed results, with momentum doing well, but both intrinsic value and quality-adjusted value underperforming — a reflection of the relative success of low quality cyclical issues as compared to the high quality defensives that these models currently favor.

Outlook - In local currency returns the MSCI EAFE index returned 29% in 2005. Equity markets are at valuation levels that pose a significant challenge to the continuation of this rally. Furthermore the economic picture is far from unambiguously good. That does present a silver lining in that the low expectations reflected by the decreasing market weight of large industrial economies like Germany and Italy leaves more scope for positive surprises. Within markets, valuation spreads are tight, and there seems little justification for making heroic style bets, such as a strategy of overweighting smaller stocks which has been so rewarding over the last several years. That means significant outperformance will be harder to come by, and relatively narrow performance bands as were seen in 2005 can be expected to continue.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	8/1/05	5-year	10-year	inception

International Stock Trust Series I (began 1/1/97)	15.94%	1.42%	—	3.41%	29.65%	7.28%	—	35.26%
International Stock Trust Series II3 (began 1/28/02)	15.70%	1.33%	—	3.36%	29.27%	6.82%	—	34.68%
International Stock Trust Series NAV[4] (began 2/28/05)	16.13%	1.45%	—	3.43%	29.98%	7.46%	—	35.48%
MSCI EAFE Index[5]	14.02%	4.94%	—	6.16%	29.82%	21.27%	—	71.20%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective August 1, 2005.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

International Value Trust Subadviser: Templeton Investment Counsel, Inc. Portfolio Managers: Antonio C. Docal, Tucker Scott and Cindy L. Sweeting

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term growth of capital by investing primarily in equity securities of companies located outside the United States, including those in emerging markets.

Sector Weighting	% of Total

Basic Materials	9.08
Communications	19.72
Consumer, Cyclical	9.04
Consumer, Non-cyclical	10.99
Diversified	1.29
Energy	6.97
Financial	19.52
Industrial	13.62
Short-term securities	1.51
Technology	5.97
Utilities	2.16
Other Assets & Liabilities	0.13
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the International Value Trust Series I returned +10.54%, underperforming the +14.02% return of the MSCI EAFE Index

Environment - The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip, with signs of firm-ing recoveries in Europe and Japan. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide.

Strong demand for oil sustained high prices during most of the year, while prices for other commodities were also high. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada, and some Asian and Latin American emerging markets. In this environment, global equity markets performed well. The Energy and Materials sectors led equity market performance, and Telecommunication Services and consumer-related sectors lagged.

While the portfolio provided positive absolute performance, it underperformed the Index. During the period, we were overweighted in the Industrials, Information Technology and Materials sectors. Significant contributors to total return included the Financials and Industrials sectors. On an absolute basis, we also benefited from our investments in Energy and Information Technology companies. Geographically, our European allocation contributed the most to performance. An underweighted position in Financials compared with the Index hindered our relative performance. Stock selection in the Consumer Discretionary and Materials sectors also detracted from performance. Geographically, stock selection in Asia hindered our relative results. The U.S. dollar appreciated versus most foreign currencies during the year, which held back the Trust’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar strengthened.

Outlook - Global merger and acquisition activity intensified during the year. With continuing solid cash positions and intense competition, corporations may remain acquisitive in 2006. Moreover, in many cases, market conditions seemed to encourage consolidation or joint ventures. However, some companies may use their cash reserves for other purposes, including issuing dividends and creating share repurchase programs. We believe that the broad-based economic expansion witnessed in 2005 should continue over the foreseeable future. While maintaining a longer-term horizon, our internal research shall remain our main focus over the near term.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5-year	10-year	inception

International Value Trust Series I (began 5/1/99)	10.54%	7.56%	—	5.16%	43.97%	—	39.84%
International Value Trust Series II2 (began 1/28/02)	10.31%	7.43%	—	5.06%	43.13%	—	39.02%
International Value Trust Series NAV[3] (began 2/28/05)	10.41%	7.53%	—	5.14%	43.80%	—	39.67%
MSCI EAFE Index[4]	14.02%	4.94%	—	4.25%	27.27%	—	32.02%

1 Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses not been reduced.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Large Cap Trust Subadviser: UBS Global Asset Management Portfolio Manager: Thomas J. Digenan

INVESTMENT OBJECTIVE & POLICIES - To seek to maximize total return, consisting of capital appreciation and current income. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies.

Sector Weighting	% of Total

Communications	11.19
Consumer, Cyclical	7.99
Consumer, Non-cyclical	23.81
Energy	4.11
Financial	24.06
Government	0.20
Industrial	11.53
Short-term securities	2.96
Technology	8.20
Utilities	5.74
Other Assets & Liabilities	0.21
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the period from its inception to year-end, the Large Cap Trust Series NAV returned +12.96%, outperforming the +10.37% return of the Russell 1000 Index.

Environment - The past eight months was a strong period for the Trust, with equity markets posting positive returns and security selection adding significant value within the portfolio, particularly within Health Care and Utilities. Energy prices were of particular concern throughout the period. A devastating hurricane season, after forcing the evacuation of New Orleans, caused potentially billions of dollars worth of damage along the United States’ Gulf Coast and signifi-cantly impaired oil refining capacity in the area. The price of crude oil skyrocketed in the weeks that followed, setting a record high of more than $70 a barrel. Oil and gas prices declined from those highs during the fourth quarter, but remained an area of economic concern.

Outlook - Despite their fourth-quarter decline, we believe current energy prices are unsustainably high, and that the corresponding run-up in equity prices throughout much of the Energy sector makes the industry continue to appear overvalued. Similarly, we continue to underweight Materials, as equity prices within that sector have soared recently, beyond what we feel is fair value. The most attractive opportunities, we believe, are in Financials (with the general exception of regional banks) and in Health Care (with the exception of some of the largest pharmaceutical companies that have substantial exposure to geriatrics).

Performance Table[1]						Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Large Cap Trust Series I (began 4/29/05)	—	—	—	—	—	—	—	13.04%
Large Cap Trust Series II (began 4/29/05)	—	—	—	—	—	—	—	12.72%
Large Cap Trust Series NAV (began 4/29/05)	—	—	—	—	—	—	—	12.96%
Russell 1000 Index[2]	—	—	—	—	—	—	—	10.37%

1 Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Large Cap Growth Trust Subadviser: Fidelity Management & Research Company Portfolio Manager: Joseph Day

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term growth of capital by investing at least 80% of the portfolio’s assets in securities (primarily common stocks) of companies with large market capitalizations. Portfolio securities are selected based on the fundamental analysis of each issuer. Investments may include domestic and foreign issuers, and growth or value stocks or a combination of both.

Sector Weighting	% of Total

Basic Materials	1.50
Communications	13.43
Consumer, Cyclical	11.22
Consumer, Non-cyclical	27.40
Energy	3.24
Financial	7.70
Industrial	12.22
Short-term securities	0.74
Technology	22.55
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Large Cap Growth Trust Series I returned +0.24%, underperforming the +5.26% return of the Russell 1000 Growth Index.

Environment - The U.S. market ended the year in positive territory, though results were below historical averages. Enthusiasm about strong corporate earnings growth and a resilient U.S. economy was muted by investor worries about high oil prices and the ensuing possibility of inflation. A potential cooling of the red-hot housing market, and the negative effect that could have on consumer spending, also weighed on investors’ minds.

Against this backdrop, the portfolio underper-formed the Index. Security selection in Health Care was the biggest detractor from relative returns. The Trust owned a large pharmaceutical company that traded down. The company has experienced slower-than-expected sales of some drugs, and higher costs. We also lost ground due to security selection in Industrials. Finally, the portfolio was hurt by selling shares of a computer hardware company that has seen tremendous demand for its innovative portable music players. Contributing to returns was an overweighting of Energy stocks. Energy stocks in the Index gained more than 50% as rising oil and gas prices contributed to the sector’s earnings. The Trust was also helped by underweighting Consumer Discretionary stocks.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5/1/99	5-year	10-year	inception

Large Cap Growth Trust Series I (began 8/3/89)	0.24%	–3.29%	3.84%	—	–2.11%	–15.40%	45.70%	—
Large Cap Growth Trust Series II3 (began 1/28/02)	–0.02%	–3.41%	3.77%	—	–2.20%	–15.94%	44.78%	—
Large Cap Growth Trust Series NAV[4] (began 4/29/05)	0.34%	–3.27%	3.85%	—	–2.10%	–15.32%	45.85%	—
Russell 1000 Growth Index[5]	5.26%	–3.58%	6.73%	—	–3.14%	–16.68%	91.79%	—
Combined Index[5,6]	5.26%	–3.58%	3.28%	—	–3.14%	–16.68%	38.06%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Effective May 1, 1999, the portfolio changed its investment objective. Performance includes results prior to these changes.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
6 The Combined Index is comprised of 47.5% of the return of the Wilshire 5000 Index, 20% of the MSCI EAFE Index, 15% of the Lehman Brothers Aggregate Bond Index, 10% of the 90
Day T-Bill and 7.5% of the Merrill Lynch High Yield Index since inception through April 30, 1999 and 100% return of the Russell 1000 Growth Index thereafter. The Combined Index was prepared by the adviser using Ibbotson Associates Software and Data.

Large Cap Value Trust Subadviser: Mercury Advisers Portfolio Manager: Bob Doll

INVESTMENT OBJECTIVE & POLICIES - The portfolio seeks long-term growth of capital through investment primarily in a diversified portfolio of equity securities of large-cap companies located in the United States. The portfolio seeks to achieve its investment objective by investing at least 80% of its net assets in common stocks of large cap companies the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000 Value Index.

Sector Weighting	% of Total

Basic Materials	3.02
Communications	5.31
Consumer, Cyclical	4.56
Consumer, Non-cyclical	16.19
Energy	23.34
Financial	28.35
Industrial	6.67
Short-term securities	0.70
Technology	9.10
Utilities	2.57
Other Assets & Liabilities	0.19
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Large Cap Value Trust Series I returned +15.49%, outperforming the +7.07% return of the Russell 1000 Value Index.

Environment - Shares of large-cap value companies outperformed their large-cap growth counterparts during the year, with the Russell 1000 Value Index advancing 7.05% while the Russell 1000 Growth Index rose 5.26% . Both security selection and an overweight position in Energy, and stock selection in Health Care, Consumer Discretionary and Utilities benefited the portfolio’s performance, along with an underweight in Telecommunication Services. Conversely, stock selection in Industrials, Information Technology and Consumer Staples, along with an overweight position in Health Care and an underweight in Utilities detracted from the Trust’s relative return.

Outlook - We currently maintain the portfolio’s overweight versus the benchmark in cyclical companies such as those in the Information Technology and Energy sectors. The portfolio remains underweight in Financial and Consumer Staples stocks. In recent months, we have brought our positions in several sectors more closely in line with their benchmark weights. As 2006 begins, we believe there will be a moderate deceleration in U.S. economic growth to an annualized rate of about 3% as the effect of a weakening consumer is partially offset by capital spending. While the slowing economy may lead to an increase in earnings disappointments, we believe that, overall, the risk of recession is slight. However, an increase in market volatility is likely.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	Inception	5-year	10-year	Inception

Large Cap Value Trust Series I (began 5/5/03)	15.49%	—	—	24.64%	—	—	79.56%
Large Cap Value Trust Series II (began 5/5/03)	15.26%	—	—	24.38%	—	—	78.58%
Large Cap Value Trust Series NAV[2] (began 2/28/05)	15.54%	—	—	24.66%	—	—	79.64%
Russell 1000 Value Index[3]	7.07%	—	—	18.34%	—	—	56.69%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Managed Trust
Subadvisers: Grantham, Mayo, Van Otterloo & Co. LLC and Declaration Management & Research LLC
Portfolio Managers: Robert Soucy, Sam Wilderman. Declaration: James E. Shallcross and Peter Farley

INVESTMENT OBJECTIVE & POLICIES - To seek income and long-term capital appreciation. The portfolio invests primarily in a diversified mix of: (a) common stocks of larger capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

Sector Weighting	% of Total

Asset Backed Securities	3.28
Basic Materials	0.52
Communications	5.90
Consumer, Cyclical	12.20
Consumer, Non-cyclical	18.72
Diversified	0.01
Energy	4.68
Financial	16.05
Funds	0.07
Government	2.58
Industrial	3.91
Mortgage Securities	19.09
Short-term securities	9.96
Technology	7.70
Utilities	4.02
Other Assets & Liabilities	–8.69
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Managed Trust

Performance - For the year 2005, the Managed Trust Series NAV returned +2.71%, underperforming the +4.91% return of the S&P 500 Index.

Grantham, Mayo, Van Otterloo & Co.

Environment - Since the current subadviser assignment became effective on August 1, 2005, the market managed to stay afloat in spite of additional federal funds rate increases, rising health care and energy costs, and mixed reports pertaining to economic growth within the U.S. The broad S&P 500 Index recovered from a weak October, peaked in November and was flat in December, resulting in a fourth quarter return of +2.1% . Both large- and small-cap stocks produced positive returns, large-caps slightly outpaced small-caps. Growth continued to exceed value, although by a relatively narrow margin. The Federal Reserve increased the federal funds rate to 4.25%, the highest rate since April 2001. Despite the rate hike, the market responded positively, given that the Federal Reserve indicated that it was nearing the end of its current tightening cycle. Within the S&P 500 Index, Metals and Mining, Transportation and Primary Process Industry stocks led performance, while Oil and Gas, Automotive and Utility sectors fin-ished the quarter in negative territory. The Trust’s underweight position in Metals and Mining lessened that sector’s contribution to performance. The portfolio’s overweight position in Retail stores outperformed. This sector was driven by strength in department store, drug store and specialty retailer stocks. Our underweight in Oil and Gas helped, as oil prices dropped in December. Less robust performance came from an underweight in Financial holdings.

Outlook - The strong performance of the U.S. equity market for the past three years is lauded. However, it continues to be expensive, leaving little room for new opportunities. The market’s inclination for risk over return appears unwarranted, and a return to fundamental valuations will favor the portfolio’s bias towards quality.

Declaration Management & Research LLC

Environment - Interest rates rose across the Treasury curve except for the long bond, which declined in yield. The federal funds rate climbed 2.0 percentage points to 4.25%, as the Federal Reserve continued along its path of measured monetary tightening. As short-term interest rates rose with Federal Reserve actions, long-term interest rates unexpectedly fell due to lower than expected infla-tion expectations and the market’s concern over slower economic growth. The economy grew at a steady pace throughout 2005, despite anxiety over higher energy prices, a slowing housing market and the Gulf Coast hurricanes. The environment was favorable to most fixed-income sectors except for corporate bonds and residential mortgage-backed securities. The major themes in the corporate market were the demise of two major U.S. auto manufacturers and the emergence of leveraged buyout and shareholder-friendly activities. Corporate spreads were mixed as the sector generally widened from auto spillover effects and private equity actions. Mortgages also had a difficult time as the flatter yield curve and rising volatility caused the sector to underperform.

The portfolio benefited most from positive security selection and yield curve positioning, while achieving marginal gains from sector selection. Higher exposure to lower quality bonds, emerging markets, commercial mortgage-backed securities, interest-only securities, asset-backed securities and select issuers and sub-sectors in corporate credit led to outperformance.

Outlook - The Federal Reserve is expected to move to a neutral stance in the first quarter of 2006. Interest rates will be range-bound unless a breakout of inflation occurs or the economy begins to show signs of slowing too much. The yield curve will remain flat, but should steepen in the second half of the year.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	8/1/05	5-year	10-year	inception

Managed Trust Series NAV[3] (began 3/29/86)	2.71%	2.19%	6.77%	—	–0.34%	11.47%	92.56%	—
S&P 500 Index[4]	4.91%	0.54%	9.07%	—	4.77%	2.75%	138.29%	—
Lehman Brothers Aggregate Bond Index[4]	2.43%	5.87%	6.16%	—	2.00%	33.03%	81.89%	—
Combined Index[4,5]	4.00%	2.99%	7.86%	—	3.72%	5.87%	113.12%	—

1Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective August 1, 2005.
3 The Series NAV shares of the Managed Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Managed Fund of
John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to
April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Managed Fund, the Trust’s predecessor. These shares were first issued March 29, 1986.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
5 The Combined Index represents 50% S&P 500 Index and 50% Lehman Brothers Aggregate Bond Index from April 1986 to December 1997, then 60% S&P 500 Index and 40% Lehman
Brothers Aggregate Bond Index from January 1998 thereafter.

Mid Cap Core Trust Subadviser: AIM Capital Management, Inc. Portfolio Manager: Ronald S. Sloan

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term growth of capital. The portfolio seeks to achieve its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.

Sector Weighting	% of Total

Basic Materials	6.96
Communications	3.29
Consumer, Cyclical	10.49
Consumer, Non-cyclical	15.93
Diversified	0.50
Energy	14.95
Financial	11.09
Industrial	15.59
Short-term securities	15.11
Technology	10.74
Utilities	1.12
Other Assets & Liabilities	–5.77
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Mid Cap Core Equity Trust Series I returned +6.12%, underperforming the +12.65% return of the Russell Midcap Index.

Environment - Equity markets posted modest returns during 2005. While battling a wall of concerns, the U.S. economy celebrated its fourth consecutive year of expansion during 2005. With a slowing housing market, elevated energy prices and the Federal Reserve raising interest rates, there is concern that consumers are tapped out. But the job market is holding steady with the unemployment rate near four-year lows at 5%. Business capital expenditures will be another key driver to the continued economic expansion, and analysts will be looking for signs of a pickup in this area. Rising energy prices and an overall healthy global economy have driven inflation up and led the Federal Reserve to try to keep prices down by raising rates 2% during the year. The federal funds rate is now at 4.25% with more tightening expected into early 2006, but many analysts feel that the Federal Reserve will stop raising rates during the year.

The Trust underperformed relative to the benchmark during the year due to stock selection in information technology and security selection and underweight positions in the financials and the consumer discretionary sectors. Within information technology, exposure to select computer equipment manufacturers detracted from performance. In the financials sector, a lack of exposure to the real estate industry detracted the most from performance, while exposure to media companies contributed to losses in the consumer discretionary sector. The trust had superior relative performance in the energy sector, in particular the oil and gas industry. The energy and health care sectors helped the most to boost absolute performance for the year, with the diagnostics and pharmaceutical industries adding the most value to the fund’s performance in the health care sector.

Outlook - In the coming year, as always, our goal is to provide shareholders with a balance of reliable long-term risk-adjusted performance and more aggressive equity investments. The Trust’s character relative to the benchmark remains essentially the same and consistent with shareholders who seek a core fund that can outperform the market, with a measure of protection during volatile conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5-year	10-year	inception

Mid Cap Core Trust Series I (began 5/5/03)	6.12%	—	—	16.09%	—	—	48.67%
Mid Cap Core Trust Series II (began 5/5/03)	5.89%	—	—	15.87%	—	—	47.93%
Mid Cap Core Trust Series NAV[2] (began 2/28/05)	6.26%	—	—	16.15%	—	—	48.87%
Russell Midcap Index[3]	12.65%	—	—	24.95%	—	—	81.12%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Mid Cap Stock Trust Subadviser: Wellington Management Company, LLP Portfolio Manager: Michael Carmen

INVESTMENT OBJECTIVE & POLICIES - To achieve growth of capital by investing at least 80% of the portfolio’s net assets in equity securities of mid-sized companies with significant capital appreciation potential.

Sector Weighting	% of Total

Basic Materials	2.64
Communications	10.17
Consumer, Cyclical	22.73
Consumer, Non-cyclical	21.12
Diversified	1.96
Energy	5.47
Financial	9.06
Industrial	10.76
Short-term securities	3.22
Technology	13.27
Other Assets & Liabilities	–0.40
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Mid Cap Stock Trust Series I returned +14.57%, outperforming the +12.10% return of the Russell Midcap Growth Index.

Environment - The second half of 2005 was virtually a carbon copy of the first half as the markets continued to rally in the face of higher short-term interest rates, higher energy prices and two major hurricanes in the U.S. Overall, mid-cap stocks outperformed small-and large-cap stocks, providing a positive environment for the Trust.

During 2005, Energy was the best performing sector while Consumer Discretionary was the worst performing sector.

The Trust outperformed the Index as a result of positive security selection in Information Technology, Financials and Energy. The portfolio’s underweight to Information Technology also helped as Technology underperformed in 2005. The Trust also benefited from our overweight allocation to Telecommunication Services, particularly in the emerging market wireless area, and from our Energy holdings, which rose 80% for the year. The only area of weakness occurred in Health Care, where one holding fell 70% in one day.

Outlook - We like to think in terms of absolute levels of sector weightings, and currently our largest exposure is to Consumer Discretionary, followed by Information Technology. After maintaining an overweight position in Energy, we are now underweight. This reflects our taking some money off the table as a bullish Energy view has become more consensus.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Mid Cap Stock Trust Series I (began 5/1/99)	14.57%	5.99%	—	3.95%	—	33.79%	—	29.51%
Mid Cap Stock Trust Series II2 (began 1/28/02)	14.42%	5.86%	—	3.86%	—	32.96%	—	28.70%
Mid Cap Stock Trust Series III[3] (began 9/5/03)	14.27%	5.94%	—	3.91%	—	33.45%	—	29.18%
Mid Cap Stock Trust Series NAV[4] (began 2/28/05)	14.71%	6.02%	—	3.97%	—	33.96%	—	29.67%
Russell Midcap Growth Index[5]	12.10%	1.38%	—	4.28%	—	7.09%	—	32.23%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Mid Cap Value Trust Subadviser: Lord, Abbett & Co. LLC Portfolio Managers: Eileen K. Banko, David G. Builder, Howard E. Hansen and Edward K. von der Linde

INVESTMENT OBJECTIVE & POLICIES - To seek capital appreciation. The portfolio invests primarily in equity securities which it believes to be undervalued in the marketplace. Under normal market conditions, at least 80% of the portfolio’s net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

Sector Weighting	% of Total

Basic Materials	11.90
Communications	14.80
Consumer, Cyclical	15.03
Consumer, Non-cyclical	13.26
Energy	6.00
Financial	13.61
Industrial	11.68
Short-term securities	3.32
Technology	3.05
Utilities	7.45
Other Assets & Liabilities	–0.10
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Mid Cap Value Trust Series I returned +8.00%, underper-forming the +12.65% return of the Russell Midcap Value Index.

Environment - Stock selection and an overweight position within the Consumer Discretionary sector and stock selection within the Materials & Processing sector were the primary detractors to relative performance. Certain advertising and marketing services stocks declined following the announcement of lower than expected earnings. Also, within the Materials & Processing sector, the portfolio suffered as paper and packaging companies were hurt by higher raw material and energy costs along with softening demand.

An overweight position within the Energy Equipment & Services industry was the primary contributor to relative portfolio performance. In particular, the portfolio benefited from having an overweight position in the oil well equipment industry, where stocks advanced due to a positive fundamental outlook and higher oil prices. In addition, an underweight position within Consumer Staples helped. Shares of certain food industry companies rose as a result of strong earnings and a positive outlook.

Outlook - We expect the industrial segment of the economy to continue with above average growth. We believe that many of our holdings in these areas may see margin recovery this year as input cost increases moderate while the potentially beneficial effects of their own price increases are realized. During the year, we trimmed areas of relative price strength and eliminated some positions in Energy stocks and other long-term holdings. We have reinvested these proceeds in several areas, including Telecommunications and media-related companies. For selected companies in these areas, we believe the protracted period of overcapacity, sub-par growth and below average profitability may be ending. We have added stocks with company-specific catalysts and attractive valuations that appear to be in the early stages of profitability recoveries.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Mid Cap Value Trust Series I (began 4/30/01)	8.00%	—	—	10.38%	—	—	—	58.62%
Mid Cap Value Trust Series II2 (began 1/28/02)	7.76%	—	—	10.24%	—	—	—	57.67%
Mid Cap Value Trust Series III[3] (began 9/5/03)	7.61%	—	—	10.24%	—	—	—	57.70%
Mid Cap Value Trust Series NAV[4] (began 2/28/05)	8.16%	—	—	10.41%	—	—	—	58.84%
Russell Midcap Value Index[5]	12.65%	—	—	12.71%	—	—	—	84.40%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Mid Value Trust Subadviser: T. Rowe Price Associates, Inc. Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES - To seek long-term capital appreciation. The portfolio invests, under normal market conditions, primarily in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Sector Weighting	% of Total

Basic Materials	5.88
Communications	11.81
Consumer, Cyclical	11.79
Consumer, Non-cyclical	13.85
Diversified	0.21
Energy	6.96
Financial	21.51
Industrial	13.34
Short-term securities	1.71
Technology	6.57
Utilities	6.78
Other Assets & Liabilities	–0.41
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Mid Value Trust Series NAV returned +7.39%, underperform-ing the +12.65% return of the Russell Midcap Value Index.

Environment - Mid-cap stocks set the pace for a positive year for U.S. equities in 2005. Within the mid-cap stock universe, value stocks outperformed growth stocks, largely as a result of strong relative returns in the first half of 2005. All sectors in the Russell Midcap Value Index delivered positive returns for the year, paced by Energy stocks, which advanced nearly 64.00% .

Our exposure to Consumer Discretionary stocks and to Materials companies detracted from relative performance. With advertising spending down for traditional media outlets, our holdings of three newspaper companies dampened relative returns, as did our exposure to a radio company. In the Materials sector, high costs for raw materials and transportation contributed to underperformance by three paper and forest products companies in the portfolio. Portfolio returns were bolstered by strong stock selection in the Health Care and Consumer Staples sectors.

Outlook - We believe the portfolio is well positioned in stocks with attractive risk/reward characteristics. Nearly half of the companies owned in the portfolio have been actively repurchasing their own shares over the past year. We are encouraged to be investing side-by-side with many companies that express confidence in the value of their shares, and we are confident in the portfolio’s future prospects.

PERFORMANCE TABLE[1,6]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5/1/04	5-year	10-year	inception

Mid Value Trust Series I3 (began 4/29/05)	7.47%	9.57%	—	7.94%	20.36%	57.93%	—	79.64%
Mid Value Trust Series II3 (began 4/29/05)	7.30%	9.34%	—	7.91%	20.34%	57.68%	—	79.36%
Mid Value Trust Series NAV[4] (began 5/1/98)	7.39%	9.55%	—	7.92%	14.96%	57.81%	—	79.50%
Russell Midcap Value Index[5]	12.65%	12.21%	—	9.62%	21.32%	77.88%	—	102.31%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current manager effective 5/1/04
3 The Series I and Series II shares of the Mid Value Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value Fund B, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.
4 The Series NAV shares of the Mid Value Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Mid Value B Fund of
John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to
April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value B Fund, the Trust’s predecessor. These Shares were first issued on May 1, 1998.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
6 Since June 1, 2000, a portion of the Mid Value Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

Natural Resources Trust Subadviser: Wellington Management Company, LLP Portfolio Manager: James A. Bevilacqua

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets in equity and equity-related securities of natural resources-related companies worldwide. Natural resources-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies. The portfolio seeks to invest in companies that are expected to benefit from rising demand for natural resources and natural resource-based products and services.

Sector Weighting	% of Total

Basic Materials	34.04
Energy	63.07
Short-term securities	2.82
Other Assets & Liabilities	0.07
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Natural Resources Trust Series I returned +46.77%, outperforming the +27.74% return of the Combined Index.

Environment - The price of oil began 2005 in the low $40s before moving higher on extremely cold temperatures in the eastern United States and a strengthening global economy. In the context of growing demand, scarcity of supply was highlighted via concerns about slowing incremental supply from the former Soviet Union, OPEC production nearing capacity and the potential for supply disruptions in countries such as Iraq and Venezuela. After peaking at around $70 in late August as Hurricane Katrina ravaged communities and energy infrastructure along the Gulf coast, the price of oil closed the year about 50% higher than the year-end 2004 prices.

Natural gas prices started the year around $6 per thousand cubic feet and rose steadily throughout 2005, reaching $12 as Hurricane Katrina arrived in late August. After Hurricane Rita hit, prices climbed to $14 to account for the fact that the vast majority of gas production from the Gulf region was shut in by the storms. Natural gas futures ended the year around $11.

The Trust outperformed its benchmark due to positive stock selection in the Oil & Gas sector. The portfolio’s oil and gas holdings gained 61% versus a 27% gain for the benchmark. Strong performance was partially offset by our underweight position in Metals & Mining as well as weak stock selection in the Paper & Forest Products sector.

Outlook - At year-end, the portfolio held an underweight position relative to the benchmark in Metals & Mining and Paper & Forest products and an overweight position in Gas Utilities. The Oil & Gas sector overweight is still the portfolio’s largest overweight, as we remain positioned to take advantage of continued rising demand for oil.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Natural Resources Trust Series I (began 5/1/03)	46.77%	—	—	43.84%	—	—	—	162.75%
Natural Resources Trust Series II (began 5/1/03)	46.42%	—	—	43.53%	—	—	—	161.24%
Natural Resources Trust Series III[2] (began 9/5/03)	46.49%	—	—	43.61%	—	—	—	161.66%
Natural Resources Trust Series NAV[3] (began 2/28/05)	46.88%	—	—	43.88%	—	—	—	162.94%
Lipper Natural Resources Index[5]	46.41%	—	—	41.34%	—	—	—	151.98%
Combined Index[4,5]	27.74%	—	—	35.08%	—	—	—	123.28%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
3 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
5 The Combined Index is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index, and 10% MSCI World Paper & Forest Products Index.

Overseas Equity Trust
Subadviser: Capital Guardian Trust Company Portfolio Managers: David I. Fisher, Arthur J. Gromadzki, Richard N. Havas, Nancy J. Kyle, Gerald
du Manior, Christopher A. Reed, Lionel M. Sauvage, Nilly Sikorsky, Rudolf M. Staehelin, John M.N. Mant and Seung Kwak

INVESTMENT OBJECTIVE & POLICIES - To seek long-term capital appreciation. The portfolio invests, under normal market conditions, at least 80% of its assets in equity securities of companies outside the U.S. in a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and, to a lesser extent, in emerging markets.

Sector Weighting	% of Total

Basic Materials	6.91
Communications	14.44
Consumer, Cyclical	9.81
Consumer, Non-cyclical	14.38
Energy	5.46
Financial	27.09
Industrial	12.80
Short-term securities	1.27
Technology	5.44
Utilities	2.52
Other Assets & Liabilities	–0.12
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Overseas Equity Trust Series NAV returned +18.31%, outperforming the +14.02% return of the MSCI EAFE Index.

Environment - The eurozone economy improved against a political backdrop of social unrest in France and the formation of a tenuous coalition government in Germany. Japan’s Nikkei 225 Index closed the year at its highest level since September 2000. Sentiment toward Technology shares improved with better-than-expected earnings, weakness in the yen and buoyant U.S. consumer spending.

The portfolio benefited from stock selection in the Information Technology, Financial, Telecommunication Service, Consumer Discretionary and Energy sectors. Returns were dampened by stock selection in Materials and to a lesser degree from an underweight position in the Industrial sector relative to the benchmark. Japan was by far the top major market during the year.

Outlook - We expect the recovery in the euro-zone to continue into 2006 and that slightly higher short-term interest rates will not be an impediment to economic growth. Any additional tightening by the ECB is expected to be limited, as economic growth is unlikely to be very strong and globalization will continue to constrain inflation by keeping labor costs and prices for consumer goods in check. We think that the eurozone’s rapid credit growth is a reflection of deregulation and innovation in financial markets rather than a prelude to inflation. More importantly, companies in Europe, particularly Germany, are continuing to restructure, becoming leaner and more competitive. Equity valuations appear reasonable, profits are growing and interest rates remain low.

In Japan, the fundamentals for consumer-oriented companies are improving and the weak yen is helping exporters. We think the next upward move for Japanese financials could be supported by the prospect of dividend increases and other evidence that these companies are truly embracing a more shareholder-oriented culture.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5/1/04	5-year	10-year	inception

Overseas Equity Trust Series I3 (began 4/29/05)	18.87%	2.46%	—	4.96%	18.06%	12.95%	—	59.66%
Overseas Equity Trust Series II3 (began 4/29/05)	18.32%	2.37%	—	4.91%	17.73%	12.42%	—	58.91%
Overseas Equity Trust Series NAV[4] (began 5/1/96)	18.31%	2.37%	—	4.91%	17.72%	12.41%	—	58.90%
MSCI EAFE Index[5]	14.02%	4.94%	—	5.76%	19.57%	27.27%	—	71.81%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective May 1, 2004.
3 The Series I and Series II shares of the Overseas Equity Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I, and Series II shares.
4 The Series NAV shares of the Overseas Equity Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Overseas Equity B Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to
April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust’s predecessor. These Shares were first issued on May 1, 1996.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Pacific Rim Trust Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Seton Lor and Pauline Dan, CFA

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term growth of capital by investing, under normal conditions, at least 80% of the portfolio’s net assets in common stocks and equity-related securities of established, larger capitalization, non-U.S.. companies in the Pacific Rim that have attractive long-term prospects for capital growth.

Sector Weighting	% of Total

Basic Materials	7.74
Communications	5.54
Consumer, Cyclical	15.53
Consumer, Non-cyclical	4.79
Diversified	1.49
Energy	2.66
Financial	34.24
Funds	0.64
Industrial	16.41
Short-term securities	2.11
Technology	7.56
Utilities	1.12
Other Assets & Liabilities	0.17
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Pacific Rim Trust Series I returned +25.75%, outperforming the +20.72% return of the MSCI AC Pacific Free Index.

Environment - Asia Pacific markets rallied to end the year posting strong gains across the region. Japan and Korea led the strong performance, fueled by gains in Banks, Real Estate and Auto stocks. In China, Energy and Telecommunications outperformed, while Transportation was hurt by energy prices. Gains in Australia were fueled by outperformance in the Materials and Energy sectors, as bulk commodities and oil prices remained firm. The Insurance sector underperformed over concerns of weaker profits as competition intensi-fied. In Singapore, the Property sector benefited from the government’s easing of rules on property financing and foreign ownership, coupled with the decision to end the ban on casino gambling. Hong Kong benefited from a strong Retail sector, but was hurt by underperformance in both the Bank and Property sectors as interest rates rose. Banks were also a disappointment in Taiwan as anticipated mergers and acquisitions failed to materialize. The Technology and Semiconductor sector outperformed following positive guidance from global technology companies.

Overall stock selection was positive, with Japan contributing most to the outperformance. Stock selection in Australia, South Korea and Singapore also added value. At the country allocation level, the underweight position in Japan and the overweight exposure in Singapore, Malaysia and Thailand subtracted value.

Outlook - We expect markets to remain firm, supported by a benign global economic environment, improving earnings outlook and attractive valuations. Growth in Asia Pacific will continue to surpass the major economies, supported by continuous strength in China and a recovering Japanese economy. For most countries, interest rates will continue to rise next year. However, for some markets that make up the Association of Southeast Asian Nations, rates will need to increase to a greater extent because of domestic inflationary pressure. Asia Pacific ex-Japan earnings growth is expected to reach 14-16% for 2006. Overall valuation measures for Asian markets remain attractive.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Pacific Rim Trust Series I (began 10/4/94)	25.75%	8.06%	2.27%	—	—	47.33%	25.19%	—
Pacific Rim Trust Series II2 (began 1/28/02)	25.42%	7.95%	2.22%	—	—	46.60%	24.57%	—
Pacific Rim Trust Series III[3] (began 9/5/03)	24.91%	7.86%	2.18%	—	—	45.95%	24.02%	—
Pacific Rim Trust Series NAV[4] (began 4/29/05)	25.78%	8.06%	2.27%	—	—	47.36%	25.22%	—
MSCI AC Pacific Free Index[5]	20.72%	6.47%	–0.10%	—	—	36.82%	–1.00%	—

1 Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
4 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Quantitative All Cap Trust Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Managers: Rhonda Chang, Chris Hensen, Brett Hryb, Robert Lutzko, Mark Schmeer and Harpreet Singh

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term growth of capital. The portfolio seeks to achieve its objective by investing, under normal circumstances, primarily in equity securities of U.S. companies. The Fund will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Sector Weighting	% of Total

Basic Materials	3.64
Communications	5.94
Consumer, Cyclical	13.63
Consumer, Non-cyclical	20.24
Energy	6.83
Financial	22.93
Industrial	9.07
Short-term securities	1.65
Technology	13.62
Utilities	4.26
Other Assets & Liabilities	–1.81
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Quantitative All Cap Trust Series I returned +8.58%, outperforming the +6.13% return of the Russell 3000 Index.

Environment - In 2005, the market was only able to generate mid-single-digit returns, although the economy grew at an above average rate and inflation remained tame. Further Federal Reserve monetary tightening, higher than expected energy prices and deteriorating trade and budget deficits weighed on the market. Economic growth for 2005 is estimated at 3.6%, above the 10-year average of 3.4% . Continued strength in consumer spending and healthy job creation contributed to economic growth. The Federal Reserve continued its tightening cycle by increasing rates by 2.0 percentage points to 4.25% . Energy prices soared throughout the year, with oil hitting $70 a barrel. Small- and mid-cap stocks outperformed large-caps. Stock selection within Technology, Health Care, Durables and Power Utilities contributed positively to performance, while stock selection within Financials and Capital Goods hurt.

Outlook - We expect economic growth to slow in 2006, as consumer spending begins to moderate. Higher energy prices, lower mortgage refinancing activity and a slowdown in real disposable income will have an impact on consumer spending. However, payroll employment continues to grow, consumer sentiment remains strong, business investment is healthy and inflation remains tame despite higher energy prices. The Federal Reserve should near the end of this tightening cycle during the first half of 2006. Historically, when the Federal Reserve has held rates steady, the market returns 10% over the following year. Earnings growth, which averaged mid-teens throughout 2005, should decline to mid-to-high single digits in 2006. We expect double-digit stock returns this coming year.

The Trust is well positioned to provide strong performance in an improving economy and rising stock market. The average earnings growth rates and earnings revisions for our holdings are greater than those of the Index, yet the Trust’s holdings continue to remain more reasonably valued.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Quantitative All Cap Trust Series I (began 5/5/03)	8.58%	—	—	18.02%	—	—	—	55.32%
Quantitative All Cap Trust Series II (began 5/5/03)	8.36%	—	—	17.80%	—	—	—	54.56%
Quantitative All Cap Trust Series III[2] (began 9/5/03)	8.33%	—	—	17.86%	—	—	—	54.77%
Quantitative All Cap Trust Series NAV[3] (began 4/29/05)	8.92%	—	—	18.16%	—	—	—	55.81%
Russell 3000 Index[4]	6.13%	—	—	15.97%	—	—	—	48.47%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
3 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Quantitative Mid Cap Trust Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Managers: Rhonda Chang and Noman Ali

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term capital growth by investing at least 80% of the portfolio’s total assets in U.S. mid cap stocks, convertible preferred stocks, convertible bonds and warrants.

Sector Weighting	% of Total

Basic Materials	3.12
Communications	8.34
Consumer, Cyclical	14.88
Consumer, Non-cyclical	19.11
Energy	11.28
Financial	14.41
Industrial	13.64
Technology	10.08
Utilities	2.68
Other Assets & Liabilities	2.46
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Quantitative Mid Cap Trust Series I returned +13.62%, outperforming the +12.55% return of the S&P 400 Index.

Environment - With earnings growth for the S&P 500 Index likely to exceed 11% and valuations cheap relative to interest rates, the meager return of 4.91% seems a disappointment. The Index’s signifi-cant price-to-earnings contraction was a result of continued monetary tightening by the Federal Reserve and surging oil prices. However, the S&P Midcap Index was up 12.55% in 2005, primarily on stronger earnings growth. With a 40% surge in oil prices, Energy was the best performing sector in the Index. Telecommunications stocks were the worst performers for the year.

The Trust’s exposure to Energy stocks was the biggest contributor to performance as some portfolio holdings rose significantly. Stock selection in Utilities was also a major contributor to performance as several holdings were up over 45%.

Outlook - We expect economic growth to slow to around 3% in 2006 from 4% in 2005. We believe earnings growth for the S&P 400 Index will remain strong in 2006 and with interest rates expected to level off, and limited threat of higher energy prices, expectations for double-digit stock market returns seem plausible. The primary risks to our outlook include a collapse in the housing market or surge in energy prices, choking off consumer spending. The Trust, with its emphasis on factors such as earnings revisions and momentum, remains well positioned to take advantage of the kind of environment we are forecasting.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Quantitative Mid Cap Trust Series I (began 4/30/01)	13.62%	—	—	3.50%	—	—	—	17.44%
Quantitative Mid Cap Trust Series II2 (began 1/28/02)	13.39%	—	—	3.33%	—	—	—	16.56%
Quantitative Mid Cap Trust Series NAV[3] (began 4/29/05)	13.70%	—	—	3.52%	—	—	—	17.52%
S&P Midcap 400 Index[4]	12.55%	—	—	9.45%	—	—	—	52.50%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Quantitative Value Trust Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Managers: Chris Hensen, Brett Hryb, Mark Schmeer and Harpreet Singh

INVESTMENT OBJECTIVE & POLICIES - Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital. The subadviser uses both qualitative and quantitative analysis to determine the best investment values, emphasizing securities that may have been undervalued by the market.

Sector Weighting	% of Total

Basic Materials	3.31
Communications	7.48
Consumer, Cyclical	4.87
Consumer, Non-cyclical	13.11
Energy	14.27
Financial	36.86
Industrial	6.45
Short-term securities	3.83
Technology	6.26
Utilities	5.80
Other Assets & Liabilities	–2.24
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Quantitative Value Trust Series I returned +9.19%, outperforming the +7.07% return of the Russell 1000 Value Index.

Environment - Earnings growth was quite strong in 2005, as was the growth in the overall U.S. economy with gross domestic product (GDP) rising almost 4% for the year. However, 2005 saw energy costs soar - the cost per barrel of oil was up over 40% by the end of the year. In addition, the Federal Reserve continued its policy of monetary tightening, raising interest rates 2.0% higher, to end the year at 4.25% .. Inflation was benign in 2005, despite the rise in energy costs, and the U.S. housing market was robust, showing its first signs of weakness only towards the end of the year. On the employment front, the U.S. added about 2 million non-farm jobs during 2005. The Trust’s relative outperformance was primarily driven by stock selection. Sector selection was neutral. Stock selection was particularly strong in Durables, Utilities and Capital Goods.

Outlook - The market’s valuation appears attractive while earnings growth should again be fairly robust in 2006. In addition, two key factors that weighed on stocks in 2005 should moderate in 2006. Energy costs should decline as inventories build while the Federal Reserve has started to signal that the end of the rate tightening cycle is in sight. Although there are risks to our forecasts, we feel that the market is poised to return double digits for the coming year.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Quantitative Value Trust Series I (began 5/3/04)	9.19%	—	—	16.08%	—	—	—	28.14%
Quantitative Value Trust Series II (began 5/3/04)	8.82%	—	—	15.79%	—	—	—	27.62%
Quantitative Value Trust Series NAV[2] (began 2/28/05)	9.23%	—	—	16.11%	—	—	—	28.19%
Russell 1000 Value Index[3]	7.07%	—	—	13.84%	—	—	—	24.10%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Real Estate Securities Trust Subadviser: Deutsche Asset Management Portfolio Managers: John F. Robertson, John W. Vojticek, Jerry W. Ehlinger and Asad Kazim

INVESTMENT OBJECTIVE & POLICIES - To achieve a combination of long-term capital appreciation and current income, the portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITS”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Sector Weighting	% of Total

Consumer, Cyclical	6.50
Financial	92.54
Short-term securities	0.55
Other Assets & Liabilities	0.41
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Real Estate Securities Trust Series I returned +11.85% underperforming the +12.13% return of the Morgan Stanley REIT Index.

Environment - REITs outperformed the broader U.S. equity markets for the sixth straight year in 2005. The Trust underperformed the Morgan Stanley REIT Index this year due to negative sector selection. However, that performance gap was partially offset by positive stock selection. From a stock selection perspective, individual holdings in office, healthcare, hotels, apartments and retail performed particularly well on a relative basis, while holdings within the mall and self-storage sectors were a drag on the portfolio.

From a sector perspective, the self-storage, malls, industrial and apartments sectors outperformed the benchmark and the other property types during the year, while the office, hotels, retail and healthcare sectors lagged. As such, relative sector performance for the Trust was helped by an overweight position in the mall sector and underweight in retail and specialty sectors. Meanwhile, an overweight position in the underperforming hotel sector coupled with an underweight in the outperforming office sector detracted from performance for the year.

Outlook - Fundamental improvements in the underlying real estate markets bode well for improved earnings growth and although there is some concern that cap rates may rise, we continue to believe increasing replacement costs and large private capital availability provide a floor to valuations. Therefore, we estimate 2006 returns will equate roughly to growth plus dividends.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	11/25/02	5-year	10-year	inception

Real Estate Securities Trust Series I (began 4/30/87)	11.85%	16.81%	12.86%	—	26.75%	117.45%	235.23%	—
Real Estate Securities Trust Series II3 (began 1/28/02)	11.65%	16.67%	12.79%	—	26.51%	116.15%	233.23%	—
Real Estate Securities Trust Series III[4] (began 9/5/03)	11.47%	16.66%	12.79%	—	26.50%	116.10%	233.16%	—
Real Estate Securities Trust Series NAV[5] (began 2/28/05)	11.94%	16.83%	12.87%	—	26.79%	117.62%	235.50%	—
Morgan Stanley REIT Index[6]	12.13%	18.71%	14.35%	—	25.86%	135.77%	282.12%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective November 25, 2002.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to Septmeber 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
5 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
6 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Science & Technology Trust Subadviser: T. Rowe Price Associates, Inc. Portfolio Manager: Michael Sola

INVESTMENT OBJECTIVE & POLICIES - To seek long-term growth of capital by investing at least 80% of the portfolio’s total assets in the common stocks of companies expected to benefit from the development, advancement and use of science and technology.

Sector Weighting	% of Total

Communications	29.53
Consumer, Cyclical	2.24
Consumer, Non-cyclical	1.59
Energy	0.24
Industrial	4.56
Short-term securities	0.49
Technology	61.73
Other Assets & Liabilities	–0.38
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Science & Technology Trust Series I returned +2.08%, under-performing the +5.37% return of the Lipper Science & Technology Index.

Environment - After a weak showing for most of the year, Technology stocks regained their momentum in the final quarter, and handily outperformed the overall market. Consumer-oriented Technology companies, including those that make components used in digital media, performed well. Software stocks, which have been weak all year, generally posted negative returns.

Good stock selection in the telecommunications equipment industry could not offset our weak stock selection in hardware, an industry suffering from weak demand and lowered revenue estimates. In the telecommunications equipment industry, we focused our holdings on the higher growth areas such as Internet routing purchases and third-generation wireless providers. Stock selection in media and Internet, the solid-performing areas responsible for much of the portfolio’s absolute results, continued to show strength. The hardware industry, hurt by its inability to meet revenue expectations, was the portfolio’s largest detractor. Stock selection and underweighting Health Care, which outperformed for the year, detracted. Our semiconductor stock selection underperformed relative to the semiconductor companies in the benchmark.

Outlook - We believe the current economic expansion will continue into 2006 and should lead to an increase in corporate capital expenditures and provide a healthy environment for Technology firms. Capital expenditures as a percentage of sales remains near 20-year lows. Inventories of technology products are also near all-time lows. Should demand pick up even modestly, there may likely be a noticeable ripple through the technology supply chain. After several years of underperformance, we believe that the large-cap growth companies are well-positioned to outperform small-cap and value companies. Our focus remains on companies with growing market shares and strong management teams that can capitalize on the improving economic and information technology spending environment.

PERFORMANCE TABLE[1,6]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Science & Technology Trust Series I (began 1/1/97)	2.08%	–11.63%	—	1.32%	—	–46.10%	—	12.49%
Science & Technology Trust Series II2 (began 1/28/02)	1.82%	–11.70%	—	1.27%	—	–46.33%	—	12.02%
Science & Technology Trust Series III[3] (began 9/5/03)	1.82%	–11.67%	—	1.29%	—	–46.24%	—	12.21%
Science & Technology Trust Series NAV[4] (began 4/29/05)	2.17%	–11.61%	—	1.33%	—	–46.06%	—	12.59%
Lipper Science & Technology Index[5]	5.37%	–8.68%	—	4.62%	—	–36.48%	—	50.12%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower.
4 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
6 Since June 1, 2000, a portion of the Science & Technology Trust expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

Small Cap Trust Subadviser: Independence Investment LLC Portfolio Manager: Charles S. Glovsky

INVESTMENT OBJECTIVE & POLICIES - To seek maximum capital appreciation consistent with reasonable risk to principal. The portfolio invests, under normal market conditions, at least 80% of its net assets in equity securities of small cap companies.

Sector Weighting	% of Total

Basic Materials	4.46
Communications	10.88
Consumer, Cyclical	13.77
Consumer, Non-cyclical	17.77
Energy	8.97
Financial	15.66
Industrial	15.74
Short-term securities	0.89
Technology	10.09
Utilities	1.69
Other Assets & Liabilities	0.08
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the period from inception to year-end, the Small Cap Trust Series NAV returned +14.48% underperforming the +17.16% return of the Russell 2000 Index.

Environment - The period from May 1 through the end of 2005 saw an uptrend in the general market indexes. Investors shook off concerns about the economy and interest rates. Small-cap stocks made a strong comeback, significantly outpacing larger stocks.

Sector selection hurt our performance over that eight-month period. Most notable were overweights in Consumer Non-cyclicals and Consumer Services, two groups that underperformed. However, our stock selection made a significant positive contribution to results. This included a branded consumer products company that brought in a new management team to engineer a turnaround in operations, an energy exploration and production company that was acquired by a large European natural resources firm, and an operator of auctions that has been reporting strong fundamental results.

Outlook - Going forward we expect market conditions to be constructive. Modest corporate profitability growth, stable employment, dissipating inflation fears and an end to the Federal Reserve tightening cycle should contribute to healthy economic growth. We are keeping a close watch on the potential risks to this scenario, including persistently high energy costs and softness in the housing market. We believe we are well positioned to take advantage of the favorable opportunities inherent in attractively valued stocks with improving fundamentals.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Small Cap Trust Series I (began 4/29/05)	—	—	—	—	—	—	—	14.40%
Small Cap Trust Series II (began 4/29/05)	—	—	—	—	—	—	—	14.40%
Small Cap Trust Series NAV (began 4/29/05)	—	—	—	—	—	—	—	14.48%
Russell 2000 Index[2]	—	—	—	—	—	—	—	17.16%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Small Cap Growth Trust Subadviser: Wellington Management Company, LLP Portfolio Manager: Steven C. Angeli

INVESTMENT OBJECTIVE & POLICIES - To seek long-term capital appreciation. The portfolio invests, under normal market conditions, primarily in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Sector Weighting	% of Total

Communications	16.55
Consumer, Cyclical	11.65
Consumer, Non-cyclical	21.84
Energy	8.10
Financial	12.89
Funds	1.33
Industrial	12.60
Short-term securities	2.98
Technology	11.71
Other Assets & Liabilities	0.35
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Small Cap Growth Trust Series NAV returned +17.34%, outperforming the +4.15% return of the Russell 2000 Growth Index.

Environment - The U.S. small-cap equity market remained strong in the face of rising interest rates, two major hurricanes and record energy prices. Nonetheless, due to commodity-driven inflationary pressures and the Federal Reserve’s resultant hawkish stance, the market ended 2005 in fragile territory. Despite the strong small-cap rally experienced during 2005, we are convinced the market likely will waver until the Federal Reserve has won the battle against inflation and an alleged “housing bubble.”

In 2005, the Trust outperformed its benchmark as the result of positive stock selection in the Information Technology and Financials sectors. In Technology, strong performance was driven primarily by the portfolio’s holdings in a software company and credit card terminal provider. Within Financials, our holding in a commercial real estate broker added the greatest relative value. The portfolio’s worst performing sector was Industrials, due to weak relative stock selection.

Outlook - As long as the Federal Reserve maintains its hawkish stance to suppress energy-induced inflation and subdue an extended housing market, the U.S. economy is likely to slow down in 2006, with growth falling short of most expectations. Anecdotally, we have uncovered signs of decelerating growth among the portfolio’s Industrial and Consumer Discretionary companies. To position the Trust to outperform, we have added companies with more stable but growing revenue sources in areas such as Health Care as well companies with more international (or non-U.S. dollar) revenue exposure.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Small Cap Growth Trust Series I2 (began 4/29/05)	17.23%	5.70%	—	4.38%	—	31.91%	—	51.31%
Small Cap Growth Trust Series II2 (began 4/29/05)	17.00%	5.65%	—	4.35%	—	31.66%	—	51.02%
Small Cap Growth Trust Series NAV[3] (began 5/1/96)	17.34%	5.72%	—	4.39%	—	32.04%	—	51.46%
Russell 2000 Growth Index[4]	4.15%	2.28%	—	3.45%	—	11.95%	—	38.83%
Combined Index[4,5]	4.15%	7.45%	—	8.35%	—	43.22%	—	117.18%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 The Series I, and Series II shares of the Small Cap Growth Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual perform-
ance of the sole class of shares of the JHVST Small Cap Growth Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I, and Series II shares.
3 The Series NAV shares of the Small Cap Growth Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Growth
Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to
April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Growth Fund, the Trust’s predecessor. These Shares were first issued on May 1, 1999.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
5 The Combined Index represents the Russell 2000 Value Index from May 1996 to October 2000, the Russell 2000 Index from November 2000 to April 2003 and then the Russell 2000
Growth Index from May 2003 to the present.

Small Cap Opportunities Trust Subadviser: Munder Capital Management Portfolio Managers: Robert E. Crosby, Julie R. Hollinshead and John P. Richardson

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in smaller-capitalization companies that the managers believe are undervalued but have stable or improving earnings records and sound finances. Small-capitalization companies generally have a market capitalization below $1.5 billion at the time of purchase.

Sector Weighting	% of Total

Basic Materials	2.87
Communications	2.56
Consumer, Cyclical	21.52
Consumer, Non-cyclical	6.00
Energy	10.51
Financial	26.89
Industrial	19.54
Short-term securities	3.77
Technology	4.40
Utilities	0.92
Other Assets & Liabilities	1.02
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Small Cap Opportunities Trust Series I returned +7.77%, outperforming the +4.71% return of the Russell 2000 Value Index.

Environment - 2005 saw strong performance from the Energy, Industrials and Materials sectors which was partially offset by weaker returns in the Financial sector. The Energy sector was the best performer, due to an overweight in the sector and good stock selection. The strength in the industrial and materials sectors was a reflection of good earnings growth.

The negative performance of the Fund’s financial holdings in 2005 was due to rising short-term interest rates, a flattening of the yield curve, pressure on net interest margins and negative investor sentiment. While these factors impacted all of the financial holdings, the actual impact on earnings was very different from one company to the next. We believe that the price declines in this sector have created good opportunities to add to those holdings with a positive fundamental outlook. Within the finance sector, three Real Estate Investment Trusts (REITs) with exposure to the sub-prime residential mortgage sector held back returns for the year.

Outlook - Looking ahead to 2006, we remain optimistic and believe that that several of the Fund’s financial holdings will rebound in price if continued fundamental strength drives an increase in their valuation. We continue to focus on companies with high levels of profitability selling at attractive valuations. The forecasted Price to Earnings ratio (P/E) for the Fund remains well below that of the market, despite the stronger fundamentals of the Fund’s holdings. The combination of a proven and disciplined focus and attractive relative valuations gives us confidence in looking out to 2006.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Small Cap Opportunities Trust Series I (began 5/5/03)	7.77%	—	—	27.26%	—	—	—	89.77%
Small Cap Opportunities Trust Series II (began 5/5/03)	7.61%	—	—	27.02%	—	—	—	88.82%
Small Cap Opportunities Trust Series NAV[2] (began 2/28/05)	7.87%	—	—	27.31%	—	—	—	89.95%
Russell 2000 Value Index[3]	4.71%	—	—	24.62%	—	—	—	79.84%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Small Cap Value Trust Subadviser: Wellington Management Company, LLP Portfolio Managers: Stephen T. O’Brien, Timothy J. McCormack and Shaun F. Pederson

INVESTMENT OBJECTIVE & POLICIES - To seek long-term capital appreciation. The portfolio invests, under normal market conditions, at least 80% of its assets in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Sector Weighting	% of Total

Basic Materials	5.08
Communications	1.20
Consumer, Cyclical	16.28
Consumer, Non-cyclical	14.94
Energy	5.57
Financial	25.86
Industrial	23.38
Short-term securities	1.96
Technology	1.94
Utilities	4.28
Other Assets & Liabilities	–0.49
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Small Cap Value Trust Series NAV returned +9.21%, outperforming the +4.71% return of the Russell 2000 Value Index.

Environment - While interest rates marched steadily higher during the year and energy prices spiked, U.S. equity markets defied these headwinds and finished 2005 with positive absolute returns. Overall, large- and mid-cap stocks outperformed small-caps while value outperformed growth.

As a result of strong underlying commodity prices and individual company factors, the Energy sector was a significant contributor to the Trust’s positive relative and absolute performance in 2005. Our Energy positions increased 64% compared to the Index return of 37%. In addition, the portfolio’s higher than benchmark weighting in Energy had a positive impact. Despite negative returns in the Technology, Consumer Staples and Consumer Discretionary sectors of the benchmark, strong stock selection resulted in positive returns of 19%, 18% and 6%, respectively, for the portfolio. Performance was hurt by security selection within the Health Care and Industrials sectors. In the Industrials sector, earnings disappointments put pressure on these stocks during the year.

Outlook - We believe that the most predictable way to generate superior long-term returns is to focus on individual stock selection. We invest based on our judgment concerning a company’s long-term fundamentals and an estimate of its economic value on a per-share basis relative to its stock price. As such, we remain overweight Industrials and Consumer Discretionary while underweight Technology and Financials at year-end.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	4/29/05	5-year	10-year	inception

Small Cap Value Trust Series I4 (began 4/29/05)	9.21%	16.07%	—	18.74%	25.29%	110.64%	—	197.03%
Small Cap Value Trust Series II4 (began 4/29/05)	9.00%	16.02%	—	18.71%	24.94%	110.24%	—	196.47%
Small Cap Value Trust Series NAV[3] (began 8/31/99)	9.21%	16.07%	—	18.74%	25.29%	110.64%	—	197.03%
Russell 2000 Value Index[5]	4.71%	13.55%	—	14.11%	23.11%	88.78%	—	130.72%
Combined Index[5,6]	4.71%	13.55%	—	14.04%	23.11%	88.80%	—	129.88%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser has managed the entire portfolio since April 29, 2005. The current subadviser has managed a portion of the portfolio since its inception.
3 The Series NAV shares of the Small Cap Value Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Value Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to
April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. These Shares were first issued on August 31, 1999.
4 The Series I, and Series II shares of the Small Cap Value Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of
Series I, and Series II shares.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
6 The Combined Index represents the Russell 2500 Value Index from September 1999 to December 2000 and the Russell 2000 Value Index from January 2001 to the present.

Small Company Trust Subadviser: American Century Investment Management, Inc. Portfolio Managers: William Martin, John Schniedwind and Matti von Turk

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term capital growth by investing primarily in the common stock of U.S. small companies. The portfolio manages risk by broadly diversifying its investments based on the S&P Small Cap 600 Index.

Sector Weighting	% of Total

Basic Materials	3.46
Communications	6.81
Consumer, Cyclical	18.56
Consumer, Non-cyclical	18.07
Energy	6.31
Financial	13.18
Industrial	21.64
Manufacturing	0.08
Short-term securities	0.55
Technology	7.79
Utilities	3.48
Other Assets & Liabilities	0.07
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Small Company Trust Series I returned +6.32%, underper-forming the +7.67% return of the S&P Smallcap 600 Index.

Environment - The U.S. stock market produced modest gains in 2005, its third straight year of positive performance. Stocks faced headwinds ranging from soaring oil prices and higher short-term interest rates to a series of devastating Gulf Coast hurricanes. However, the market overcame these challenges thanks to the underlying strength of the economy and corporate earnings that consistently exceeded expectations. Within the portfolio, the Industrial and Energy sectors contributed the most to performance in 2005; five of the top 10 individual contributors came from these two sectors. Health Care stocks also performed well, led by pharmaceuticals and health care equipment makers. Materials and Consumer Discretionary, which were hit hardest by soaring energy costs, detracted from performance. Chemicals and metals stocks suffered the most significant losses in the materials sector, while the decline in the Consumer Discretionary sector was driven largely by household durables and media stocks.

Outlook - Small-cap stocks have outperformed large-caps since 2000, but large-caps recaptured market leadership in the last half of 2005. The economy appears to be slowing after two strong years of growth, an environment that has historically favored larger stocks. Regardless, we will remain true to our disciplined investment approach-building a portfolio of smaller companies that we believe provides an optimal balance between risk and expected return.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5-year	10-year	inception

Small Company Trust Series I (began 5/3/04)	6.32%	—	—	16.79%	—	—	29.46%
Small Company Trust Series II (began 5/3/04)	5.99%	—	—	16.53%	—	—	28.97%
Small Company Trust Series NAV[2] (began 2/28/05)	6.32%	—	—	16.79%	—	—	29.46%
S&P Smallcap 600 Index[2]	7.67%	—	—	16.23%	—	—	28.58%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses not been reduced.
2 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflect the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Small Company Growth Trust Subadviser: AIM Capital Management, Inc. Portfolio Managers: Juliet S. Ellis and Juan R. Hartfield

INVESTMENT OBJECTIVE & POLICIES - To seek long-term growth of capital. To pursue this goal, the portfolio normally invests at least 80% of its assets in securities of small-capitalization companies. The portfolio considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

Sector Weighting	% of Total

Basic Materials	1.51
Communications	8.72
Consumer, Cyclical	14.21
Consumer, Non-cyclical	25.54
Energy	8.87
Financial	6.12
Industrial	15.94
Short-term securities	4.12
Technology	14.39
Other Assets & Liabilities	0.58
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the period since inception, October 31, 2005, the Small Company Growth Trust Series NAV returned +6.32%, outperforming the +5.50% return of the Russell 2000 Growth Index.

Environment - While continuing to battle a wall of concerns, the U.S. economy entered its fifth year of expansion during the fourth quarter of 2005. A strong housing market has improved consumers’ financial condition during the last several years, but housing is showing signs of slowing, which could affect consumer spending. Energy prices fell during the fourth quarter, which should provide relief to consumers, but prices remain elevated.

The portfolio had superior relative and absolute performance in the Industrials sector, driven by strong performance of holdings in the machinery and transportation industries. The Trust also bene-fited from outperformance versus the benchmark Index in the Energy sector. Within Energy, we were underweight in many exploration and production holdings that pulled back as the price of oil and gas declined, and overweight in oil services stocks that performed well during the fourth quarter.

The Information Technology, Financials and Health Care sectors were the most challenging areas. In the Information Technology sector, several semiconductor holdings underperformed. In Health Care, several health care equipment and services stocks underperformed. The portfolio also lost ground within the Financials sector.

Outlook - We believe that growth stocks are poised to outperform. Many growth stocks are now trading at attractive valuations relative to value stocks, and the current economic environment is favorable for the stock prices of companies that can deliver above-average earnings growth. This environment has created an opportunity to buy companies with superior growth prospects at unusually modest prices. Historically, investors have paid a premium for growth stocks when economic growth slows and many companies have difficulty meeting market expectations.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Small Company Growth Trust Series NAV (began 10/24/05)	—	—	—	—	—	—	—	6.32%
Russell 2000 Growth Index[2]	—	—	—	—	—	—	—	5.50%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Small Company Value Trust Subadviser: T. Rowe Price Associates, Inc. Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES - To seek long-term growth of capital by investing at least 80% of its net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase. Portfolio securities are also selected by what T. Rowe Price believes to be undervalued companies that have good prospects for capital appreciation.

Sector Weighting	% of Total

Basic Materials	7.61
Communications	3.90
Consumer, Cyclical	10.14
Consumer, Non-cyclical	12.23
Energy	9.37
Financial	20.26
Funds	0.31
Industrial	28.08
Short-term securities	0.14
Technology	4.48
Utilities	3.38
Other Assets & Liabilities	0.10
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Small Company Value Trust Series I returned +6.93%, outperforming the +4.71% return of the Russell 2000 Value Index.

Environment - The U.S. stock market advanced for the third consecutive year in 2005, though returns were lower than in the previous two years. Despite rising oil prices, higher short-term interest rates, and two devastating Gulf Coast hurricanes, stocks rallied, thanks to solid economic growth, brisk merger activity and better-than-expected corporate earnings. Mid-cap stocks were the top performers, while small-cap issues lagged their large-cap counterparts for the first time since 1998. Among small-caps, value stocks narrowly outperformed growth.

Energy stocks were the top performers in the Russell 2000 Value Index, and in the portfolio as well. In addition, excellent stock selection and a significant overweight in the Energy sector contributed to the portfolio’s outperformance. Stock selection in the Industrial and Financial sectors also enhanced relative results. In the financial sector, real estate investment trusts produced the best results.

Consumer discretionary stocks were the weakest performers as high gas prices restrained consumer spending. Stock selection in this sector also detracted from portfolio performance relative to the Index. The Health Care sector was another area where stock selection proved disappointing. In particular, the portfolio’s biotechnology holdings performed poorly.

Outlook - As we anticipated, performance leadership shifted from small-cap stocks to large-caps in 2005. As the economy slows to a more moderate growth rate in 2006, we expect large-cap stocks to again lead the market in the coming year. If this trend continues, it may create more investment opportunities in the small-cap segment of the market, which would be a welcome change given the current lack of attractively valued small-cap stocks.

PERFORMANCE TABLE[1,6]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	4/30/01	5-year	10-year	inception

Small Company Value Trust Series I (began 10/1/97)	6.93%	12.41%	—	7.88%	12.89%	79.51%	—	86.90%
Small Company Value Trust Series II3 (began 1/28/02)	6.73%	12.29%	—	7.80%	12.75%	78.53%	—	85.88%
Small Company Value Trust Series NAV[4] (began 2/28/05)	6.91%	12.41%	—	7.87%	12.88%	76.11%	—	86.96%
Russell 2000 Value Index[5]	4.71%	13.55%	—	9.86%	13.23%	88.78%	—	117.27%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective April 30, 2001.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
6 Since June 1, 2000, a portion of the Small Company Value Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

Special Value Trust Subadviser: Salomon Brothers Asset Management Inc Portfolio Manager: Peter J. Hable

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term growth of capital by investing in the common stock and other equity securities of smaller-capitalized U.S. companies believed to be undervalued.

Sector Weighting	% of Total

Basic Materials	5.57
Communications	1.50
Consumer, Cyclical	11.55
Consumer, Non-cyclical	10.15
Energy	5.16
Financial	22.27
Funds	5.76
Industrial	21.87
Short-term securities	7.74
Technology	7.57
Utilities	1.11
Other Assets & Liabilities	–0.25
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Special Value Trust Series I returned +5.60%, outperforming the +4.71% return of the Russell 2000 Value Index.

Environment - We defensively positioned the portfolio during the year. This was due, in part, to the economic headwinds created by rising short-term interest rates and surging energy prices. With the Federal Reserve indicating it is nearing a neutral monetary stance and with the potential for energy prices to abate in the near term, we expect to take a more aggressive stance with the portfolio in 2006.

The Financials sector was most at risk as the Federal Reserve raised interest rates. This is significant as the sector represents more than 30% of the Russell 2000 Value Index. With a flatter yield curve compressing net interest margins, we felt that many small banks could see earnings shortfalls. Further, real estate loan exposure at small banks has increased greatly, given the speculative real estate market. At the same time, we have not yet experienced some of the problems that typically occur at the end of a credit cycle. Finally, valuations remain high for most small banks. As a result, we continued to have an underweight position in Financials. As problems arise within the sector, however, we expect to be opportunistic buyers of Financial stocks in 2006.

Outlook - With the Federal Reserve moving toward a neutral stance and energy prices expected to ease, we have cautiously begun to move the portfolio towards a more pro-cyclical tilt. We are excited about the valuations we see in stocks that we believe will benefit from declining energy prices. Although we remain bullish on energy prices and energy stocks longer term, we expect near term energy price weakness. We believe the basic materials, chemicals, paper, auto parts and transportation industries will benefit from declining energy prices. Given 2005’s lacklus-ter stock market, we also think there will be a nice bounce for small-cap stocks relative to their larger-cap counterparts in the latter half of 2006. This could occur if investors begin to discount a higher level of economic activity.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Special Value Trust Series I (began 5/5/03)	5.60%	—	—	19.52%	—	—	—	60.62%
Special Value Trust Series II (began 5/5/03)	5.30%	—	—	19.25%	—	—	—	59.65%
Special Value Trust Series III[2] (began 9/5/03)	5.28%	—	—	19.38%	—	—	—	60.13%
Special Value Trust Series NAV[3] (began 2/28/05)	5.62%	—	—	19.53%	—	—	—	60.64%
Russell 2000 Value Index[4]	4.71%	—	—	24.62%	—	—	—	79.84%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
3 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Spectrum Income Trust Subadviser: T. Rowe Price Associates, Inc. Portfolio Managers: Edmund N. Notzon, III, Daniel O. Shackelford, Mark J. Vaselkiv, Ian Kelson, Brian Rogers and Connie Bavely

INVESTMENT OBJECTIVE & POLICIES - To seek a high level of current income with moderate share price fluctuation. To pursue this goal, the portfolio diversifies its assets widely among various market segments. The portfolio seeks to maintain broad exposure primarily to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time. The portfolio normally invests in a diversified portfolio of domestic and international bonds which are chosen across the entire spectrum of government, corporate and mortgage-backed bonds. The portfolio will also seek equity income through investments in dividend-paying stocks.

Sector Weighting	% of Total

Asset Backed Securities	1.34
Basic Materials	2.09
Communications	7.56
Consumer, Cyclical	4.47
Consumer, Non-cyclical	6.28
Diversified	0.29
Energy	4.14
Financial	9.01
Government	21.55
Industrial	9.89
Mortgage Securities	23.13
Short-term securities	6.79
Technology	1.51
Utilities	2.62
Other Assets & Liabilities	–0.67
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the last two months of 2005, the Spectrum Income Trust Series NAV returned +1.68%, outperforming the +1.40% return of the Lehman Brothers Aggregate Bond Index.

Environment - U.S. bonds rallied during the reporting period despite stronger-than-expected economic data. The Federal Reserve continued its series of short-term interest rate hikes, raising the federal funds rate to 4.25% . Short-term interest rates rose modestly, but long-term rates declined as falling oil prices eased inflationary concerns. As a result, short-term and long-term rates were virtually even at year-end. Long-term bonds, which are the most sensitive to interest rate changes, produced solid gains, led by corporate and treasury bonds. Mortgage-backed securities lagged the rest of the bond market, as they tend to do when interest rates decline.

The portfolio’s outperformance of its benchmark Index resulted primarily from several diversifying elements that were not represented in the Index, including emerging markets bonds, high yield bonds and dividend-paying equities. Holdings in long-term Treasury bonds also bolstered returns.

Our holding of foreign bonds in developed markets was a negative, given the U.S. dollar’s strength against major foreign currencies. Short-term bonds also underperformed as the Federal Reserve’s rate hikes pushed short-term bond yields higher.

The portfolio remains broadly diversified and currently has an overweight position in economically sensitive sectors, such as dividend-paying stocks, and an overweight position in less interest rate-sensitive cash and equivalents. The portfolio maintains an underweight position relative to our target weight in high yield bonds.

Outlook - The economy showed surprising strength in 2005, overcoming higher energy prices and the Federal Reserve’s program of interest rate hikes. As consumer spending and the housing market gradually decelerate, capital spending should pick up the slack. Despite the robust economy, long-term bond yields have remained low as core inflation has remained fairly benign. However, this could change in 2006 as increasing capacity constraints could put upward pressure on prices. We believe the portfolio’s broadly diversified positioning will serve our shareholders well in the coming months.

PERFORMANCE TABLE[1,3]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Spectrum Income Trust Series NAV (began 10/24/05)	—	—	—	—	—	—	—	1.68%
Lehman Brothers Aggregate Bond Index[2]	—	—	—	—	—	—	—	1.40%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
3 Since inception, a portion of the Spectrum Income Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

Strategic Opportunities Trust Subadviser: Fidelity Management & Research Company Portfolio Manager: Jason Weiner, CFA

INVESTMENT OBJECTIVE & POLICIES - To achieve growth of capital by investing the portfolio’s assets primarily in common stocks which may include securities of demestic and foreign issuers, and growth or value stocks or a combination of both. Although current income is a secondary objective, growth of income may accompany growth of capital.

Sector Weighting	% of Total

Basic Materials	4.89
Communications	11.16
Consumer, Cyclical	10.54
Consumer, Non-cyclical	20.09
Energy	11.15
Financial	14.87
Industrial	12.16
Short-term securities	0.23
Technology	13.95
Other Assets & Liabilities	0.96
Total	100.00
PORTFOLIO MANAGER’S COMMENTARY

Performance: For the year 2005, the Strategic Opportunities Trust Series I returned +9.72%, outperforming the +4.91% return of the S&P 500 Index.

Environment: For the year, investors worried about rising energy prices and increasing interest rates, and their influence on inflation and consumer spending. Despite these concerns, the economy remained stable and corporations produced strong profit growth. U.S. equity markets had positive returns and outperformed bonds for the third straight year, while the Energy sector significantly outpaced all other sectors for the second year in a row. International markets were stronger than domestic markets, even with a strengthening U.S. dollar (which detracts from returns for U.S. investors when local returns are translated into dollars).

Against this backdrop, the Trust outpaced the S&P 500 Index. Astute stock selection was responsible for all of the portfolio’s outperformance, with the strongest contributions coming from the Information Technology, Industrials, Energy and Materials sectors. Industrials stocks produced the strongest contributions for the period. One of India’s top two Information Technology services vendors benefited from the growth of technology outsourc-ing. Two of the portfolio’s energy service stocks benefited from the rising price and demand for oil. The main detractors from performance for the year came from some disappointing Health Care stocks, specifically biotechnology companies that had product recalls related to a multiple sclerosis drug earlier in the period.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	12/13/91	5-year	10-year	inception

Strategic Opportunities Trust Series I (began 6/18/85)	9.72%	–4.25%	4.20%	—	7.47%	–19.52%	50.87%	—
Strategic Opportunities Trust Series II3 (began 1/28/02)	9.55%	–4.33%	4.16%	—	7.44%	–19.85%	50.26%	—
Strategic Opportunities Trust Series NAV[4] (began 4/29/05)	9.92%	–4.22%	4.22%	—	7.48%	–19.38%	51.14%	—
S&P 500 Index[5]	4.91%	0.54%	9.07%	—	10.27%	2.75%	138.29%	—
Combined Index [5,6]	4.91%	1.18%	8.66%	—	10.44%	6.06%	129.42%	—

1 Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective December 13, 1991.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflect the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
6 The Combined Index is a blend of the Russell Midcap Index from inception to April 30,2001 and the Russell 3000 Index from May 1, 2001 through October 2002, and the performance of the S&P 500 Index thereafter. The Combined Index was prepared by the adviser using Ibbotson Associates Software and Data.

Strategic Value Trust Subadviser: MFS Investment Management Portfolio Managers: Kenneth J. Enright, Katrina Mead and Alan Langsner

INVESTMENT OBJECTIVE & POLICIES - To seek capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies which MFS believes are undervalued in the market relative to their long term potential.

Sector Weighting	% of Total

Basic Materials	1.65
Communications	26.18
Consumer, Cyclical	10.31
Consumer, Non-cyclical	11.55
Energy	9.11
Financial	25.98
Industrial	10.14
Technology	6.41
Other Assets & Liabilities	–1.33
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Strategic Value Trust Series I returned -0.30%, underper-forming the +7.07% return of the Russell 1000 Value Index.

Environment - Stock selection in the Utilities & Communications, Technology, Basic Materials and Leisure sectors held back performance relative to the Russell 1000 Value Index. In Utilities & Communications, a poor-performing independent power producer and telecommunication services provider were among the portfolio’s top detractors for the period. In Technology, a network security software company and global telecommunications equipment company detracted from relative results. In the Basic Materials sector, our holdings in a newsprint maker and package manufacturer also hurt performance. In the Leisure sector, an advertising and marketing services company and media giant were among the portfolio’s top detractors. Stocks in other sectors that held back relative results included a health services provider and manufacturing conglomerate.

Relative to the portfolio’s benchmark, Energy, Autos & Housing and Financial Services were the strongest contributing sectors. In all three sectors, stock selection was the key contributor to relative performance. Stock selection in the strong-performing Energy sector boosted relative results. Stocks in other sectors that aided investment returns included our overweighted positions in a software developer, consumer electronics retailer and a cell phone manufacturer.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Strategic Value Trust Series I (began 4/30/01)	–0.30%	—	—	–1.22%	—	—	—	–5.59%
Strategic Value Trust Series II2 (began 1/28/02)	–0.53%	—	—	–1.35%	—	—	—	–6.16%
Strategic Value Trust Series NAV[3] (began 2/28/05)	–0.27%	—	—	–1.22%	—	—	—	–5.57%
Russell 1000 Value Index[4]	7.07%	—	—	5.95%	—	—	—	37.40%
Combined Index[4,5]	7.05%	—	—	3.74%	—	—	—	27.89%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
5 The Combined Index represents the performance of the S&P 500 Index from inception to April 30, 2003 and the Russell 1000 Value Index from May 1, 2003 thereafter.

U.S. Global Leaders Growth Trust Subadviser: Sustainable Growth Advisers, LP Portfolio Managers: George P. Fraise, Gordon M. , Marchand and Robert L. Rohn

INVESTMENT OBJECTIVE & POLICIES - The portfolio seeks long-term growth of capital by investing primarily in common stocks of “U.S. Global Leaders.” Under normal market conditions, at least 80% of the fund’s assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

Sector Weighting	% of Total

Communications	2.86
Consumer, Cyclical	18.59
Consumer, Non-cyclical	41.64
Financial	7.41
Industrial	7.34
Short-term securities	3.38
Technology	19.56
Other Assets & Liabilities	–0.78
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the US Global Leaders Growth Trust Series I returned +0.87%, underperforming the +4.91% return of the S&P 500 Index.

Environment - After a lackluster start, the U.S. stock market gained ground in 2005, its third straight year of positive performance. The predominant theme was soaring energy prices, which had a significant impact on consumer spending, business costs and the financial markets.

Sector allocation was the reason for the portfolio’s underperformance. Market performance was dominated by just two sectors — Energy and Utilities, which gained 17%. These two sectors contributed more than 70% of the S&P 500 Index’s overall return. The portfolio does not own any stocks in these sectors of the market because they do not have a key characteristic that we seek in our investments — predictable, sustainable earnings growth.

Outlook - High-quality, large-cap growth stocks currently trade at their most attractive valuations in more than 20 years. Based on a comparison of the portfolio’s enterprise yield to the 10-year Treasury bond yield, the portfolio is 40-50% undervalued compared to its historical averages.

The high-quality companies in the portfolio grew their earnings by 14-15% collectively in 2005, the 11th consecutive year of double-digit earnings growth. This sustainable level of growth has not been rewarded by the market…yet. Aggregate corporate profit growth, as measured by the S&P 500 Index companies, slowed in 2005 but remained in double digits due to the remarkable earnings growth of the Energy sector. In time, however, S&P 500 Index earnings growth should return to its long-term average in the single-digit range, and when that happens, investors should turn their attention to companies that consistently produce double-digit earnings growth, such as those in the portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5-year	10-year	inception

U.S. Global Leaders Growth Trust Series I (began 5/3/04)	0.87%	—	—	4.00%	—	—	6.74%
U.S. Global Leaders Growth Trust Series II (began 5/3/04)	0.78%	—	—	3.87%	—	—	6.51%
U.S. Global Leaders Growth Trust Series III[2] (began 4/29/05)	0.48%	—	—	3.76%	—	—	6.33%
U.S. Global Leaders Growth Trust Series NAV[3] (began 2/28/05)	1.00%	—	—	4.08%	—	—	6.88%
S&P 500 Index[4]	4.91%	—	—	9.40%	—	—	16.20%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses not been reduced.
2 Series III shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to April 29, 2005 reflected Series III expenses, performance would be lower.
3 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

U.S. Large Cap Trust
Subadviser: Capital Guardian Trust Company
Portfolio Managers: Terry Berkemeier, Michael R. Ericksen, David I. Fisher, Karen A. Miller, Theodore R. Samuels, Eugene P. Stein and Alan J. Wilson

INVESTMENT OBJECTIVE & POLICIES - To seek long-term growth of capital and income by investing at least 80% of the portfolio’s net assets in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Sector Weighting	% of Total

Basic Materials	3.15
Communications	9.43
Consumer, Cyclical	5.42
Consumer, Non-cyclical	25.95
Energy	6.90
Financial	17.56
Industrial	13.41
Short-term securities	1.64
Technology	15.93
Utilities	0.85
Other Assets & Liabilities	–0.24
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the U.S. Large Cap Trust Series I returned +5.82%, outperforming the +4.91% return of the S&P 500 Index.

Environment - A late-year rally helped stocks achieve gains, bringing results for the full year into respectable territory. Equity markets were supported all year by solid corporate results and strong economic growth. Profits grew at a double-digit pace for the third consecutive year, while economic growth exceeded expectations despite being tested by higher energy prices, devastating hurricanes and rising short-term interest rates.

The portfolio benefited primarily from stock selection in the Health Care sector. Stock selection in the Consumer Discretionary, Industrial, Information Technology and Telecommunication Service sectors was also positive. Portfolio returns were hurt by stock selection in the Financial, Material and Utility sectors.

Outlook - The domestic economy, which proved irrepressible in 2005, will face more challenges in 2006. It remains to be seen whether energy costs will dent profit margins in some industries or if they will be passed on to consumers (who are already being pinched by higher transportation and heating costs) and register in core inflation figures. Fiscal policy will be constrained by the large budget deficit, though that deficit is shrinking thanks to better-than-expected receipts. Monetary policy is not tight, but it is no longer accommodative.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

U.S. Large Cap Trust Series I (began 5/1/99)	5.82%	2.96%	—	3.04%	—	15.68%	—	22.13%
U.S. Large Cap Trust Series II2 (began 1/28/02)	5.73%	2.83%	—	2.95%	—	14.97%	—	21.38%
U.S. Large Cap Trust Series NAV[3] (began 2/28/05)	5.92%	2.98%	—	3.06%	—	15.79%	—	22.25%
S&P 500 Index[4]	4.91%	0.54%	—	0.54%	—	2.75%	—	3.67%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

U.S. Multi Sector Trust Subadviser: Grantham, Mayo, Otterloo & Co. LLC Portfolio Managers: Robert Soucy and Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES - To seek long term capital appreciation. The portfolio seeks total return greater than its benchmark. To pursue this goal, the portfolio normally invests in securities in the Wilshire 5000 Stock Index, an independently maintained and published equity securities (with readily available price data) of issuers with headquarters in the U.S. The portfolio normally invests at least 80% of its assets in investments tied economically to the U.S.

Sector Weighting	% of Total

Basic Materials	0.28
Communications	6.37
Consumer, Cyclical	21.32
Consumer, Non-cyclical	28.85
Energy	4.06
Financial	12.14
Government	0.28
Industrial	5.59
Short-term securities	8.80
Technology	10.04
Utilities	1.46
Other Assets & Liabilities	0.81
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the two-month period ending December 2005, the U.S. Multi Sector Trust Series NAV returned +4.4%, outperforming the +3.99% return of the Russell 3000 Index.

Environment - For the last two months of 2005, U.S. equities provided positive returns, with the S&P 500 Index up +3.82% and the broad market Russell 3000 Index advancing +3.99% . Small-cap stocks outperformed large-caps, and growth stocks turned the tide against their value brethren for the quarter across the spectrum of both large- and small- cap stocks.

Of the Trust’s investment disciplines used to select stocks — valuation and momentum — valuation detracted from relative returns for the period, while momentum slightly counteracted this, providing a positive impact. The stocks most attractive to our valuation tool are high-quality companies, as these stocks are the cheapest they have been in the last 40 years. Consequently, the largest overweighting in the Trust to any one sector is high-quality, which we define as companies having low debt along with high and stable profitability. However, during this two-month period, quality stocks underperformed the S&P 500 Index, returning about 3%, while “junk” — or poorer quality — stocks outpaced the broad market with a return that exceeded 7%.

In addition to being overweight high-quality U.S. stocks, the portfolio was overweight large-cap growth stocks and underweight U.S. small/mid-cap stocks, as their valuations are currently unattractive. For the two-month period, the portfolio benefited from its overweighting in Health Care as numerous holdings achieved double-digit returns. Our overweighting in Retail detracted from returns, with overweight positions in several large retailers that lagged the broad market.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

U.S. Multi Sector Trust Series NAV (began 10/24/05)	—	—	—	—	—	—	—	4.40%
Russell 3000 Index[2]	—	—	—	—	—	—	—	3.99%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Utilities Trust Subadviser: MFS Investment Management Portfolio Manager: Maura A. Shaughnessy

INVESTMENT OBJECTIVE & POLICIES - To achieve capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing at least 80% of the portfolio’s total assets in equity and debt securities of domestic and foreign companies in the utilities industry.

Sector Weighting	% of Total

Communications	21.22
Energy	14.60
Financial	0.96
Other Services	5.45
Utilities	62.09
Other Assets & Liabilities	–4.32
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Utilities Trust Series I returned +16.82%, underperforming the +16.84% return of the S&P 500 Utilities Index.

Environment - Holdings in the telephone services industry hurt relative results. Several stocks within this industry, which is not represented in the Index, were among the Trust’s greatest individual detractors. Our positions in the broadcast and cable television industry, which is not represented in the Index, also hindered relative performance. Although the electric power industry contributed to relative performance, our underweighted positions in several strong-performing benchmark constituents detracted from results. Our holdings in a wireless communications provider also held back relative returns.

During the reporting period, our currency exposure was a significant detractor from the portfolio’s relative performance. In a period when equity markets rose, holding cash hurt performance versus the benchmark, which has no cash position.

Strong stock selection in the electric power industry contributed to the portfolio’s relative returns. Within this industry, a wholesale power generator and Brazilian electricity provider were among our top contributors. Additionally, not holding several poor-performing electric power companies aided relative performance. Our positions in the oil service industry, which is not represented in the Index, bolstered results. Stock selection in the natural gas distribution industry also boosted relative performance. Elsewhere, our holdings in a Mexican wireless communications company and Brazilian oil and gas exploration and production company, neither of which are benchmark constituents, also aided the Trust’s relative results.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Utilities Trust Series I (began 4/30/01)	16.82%	—	—	3.28%	—	—	—	16.28%
Utilities Trust Series II2 (began 1/28/02)	16.56%	—	—	3.12%	—	—	—	15.45%
Utilities Trust Series III[3] (began 9/5/03)	16.29%	—	—	3.11%	—	—	—	15.39%
Utilities Trust Series NAV[4] (began 4/29/05)	16.73%	—	—	3.27%	—	—	—	16.19%
S&P Utilities Sector Index[5]	16.84%	—	—	–2.05%	—	—	—	–3.93%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
4 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Value Trust Subadviser: Van Kampen Investments Portfolio Manager: James A. Gilligan

INVESTMENT OBJECTIVE & POLICIES - To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. The portfolio seeks to attain this objective by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Mid Cap Value Index. Under normal circumstances, the Value Trust invests at least 65% of its total assets in equity securities. These primarily include common stocks, but may also include preferred stocks, convertible securities, rights, warrants, and ADRs. The Value Trust may invest without limit in ADRs and may invest up to 5% of its total assets in foreign equities excluding ADRs.

Sector Weighting	% of Total

Basic Materials	4.59
Communications	5.89
Consumer, Cyclical	13.94
Consumer, Non-cyclical	19.73
Energy	4.15
Financial	25.04
Funds	1.16
Industrial	13.42
Short-term securities	2.45
Technology	5.59
Utilities	3.51
Other Assets & Liabilities	0.53
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Value Trust Series I returned +12.56%, underperforming the +12.65% return of the Russell Midcap Value Index.

Environment - The broad stock market produced a modest gain for the year. Although rising interest rates and high oil prices fed investor uncertainty about the economy’s growth prospects, economic news remained generally upbeat and inflation was contained. With the exception of the U.S. auto industry, healthy corporate profits and strong earnings across a range of sectors helped support the market. Value stocks maintained a very slight edge over growth stocks, and mid-cap stocks outperformed large- and small-caps for the 12-month period.

Relative to the Russell Midcap Value Index, the portfolio’s stock selection in Financials and an underweight in the sector contributed the most to the Trust’s relative return. Selection in the Industrials sector was also advantageous for the portfolio’s relative return, as consolidation in the industry boosted certain holdings. An underweight and strong stock selection in Utilities added to relative gains. In contrast, stock selection and comparative underweights in both Technology and Materials were areas of weakness for the portfolio relative to the Index.

Outlook - We continue to look for what we believe to be attractively priced value stocks with catalysts for change in place. Such catalysts can be new management, consolidation in an industry or sector, or improving fundamentals. We will continue to adhere to our bottom-up discipline, which enables us to build a broadly diversified portfolio one stock at a time.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception	5/1/03	5-year	10-year	inception

Value Trust Series I (began 1/1/97)	12.56%	7.51%	—	8.52%	23.52%	43.62%	—	108.75%
Value Trust Series II3 (began 1/28/02)	12.35%	7.40%	—	8.46%	23.28%	42.91%	—	107.72%
Value Trust Series NAV[4] (began 4/29/05)	12.67%	7.53%	—	8.54%	23.56%	43.76%	—	108.96%
Russell Midcap Value Index[5]	12.65%	12.21%	—	12.95%	26.24%	77.88%	—	199.02%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective May 1, 2003.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Value & Restructuring Trust Subadviser: United States Trust Company Portfolio Managers: David J. Williams, Timothy Evnin and John McDermott

INVESTMENT OBJECTIVE & POLICIES - To seek long-term capital appreciation. To pursue this goal, the portfolio invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share prices, in the opinion of the subadviser, do not reflect the economic value of company assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

Sector Weighting	% of Total

Basic Materials	5.11
Communications	13.27
Consumer, Cyclical	10.31
Consumer, Non-cyclical	13.19
Energy	18.01
Finance and Insurance	0.27
Financial	20.57
Industrial	13.22
Short-term securities	3.87
Utilities	2.32
Other Assets & Liabilities	–0.14
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - The Value & Restructuring Trust Series NAV, for the two full months following its inception, returned +6.48%, outperforming the +3.82% return of the S&P 500 Index over the same time period.

Environment - The best performing stocks during the quarter typically were associated with better earnings or mergers and acquisitions news, both real and projected. Some long-time holdings were performance leaders after announcing merger/acquisition or major restructuring moves. We owned a forest products stock and an energy sector position that were acquired at significant premiums. However, all news wasn’t necessarily good news during the quarter. In the Utility sector, we experienced a bankruptcy by a major power aggregator. And in advertising, one restructuring failed to achieve its goals.

The quarter also provided pockets of fundamental surprise, even occasional excitement. It was especially gratifying that several new holdings had better than expected earnings, which drove prices higher. We saw this in our copper holdings and in Financial Services, where new management continued to launch viable restructuring plans. As often happens when restructurings fail or are given little chance of success, we took our share of lumps. But the benefit of having a well-diversified portfolio is that these “torpedoes,” while not pleasant, do not completely sink portfolio performance.

Outlook - We foresee improving stock prices in 2006. We believe we’re in a multi-year bull market driven by strong global earnings growth and liquidity trends. In such an environment, we believe equity markets will rise, driven both by expanding price/earnings ratios and solid worldwide cash flow growth. We foresee no reversal of these trends in 2006. In fact, it is highly likely that by year-end, these trends will be reinforced by a more neutral monetary policy and rising levels of corporate cash flow, taking the Federal Reserve off the investor worry list.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Value & Restructuring Trust Series NAV (began 10/24/05)	—	—	—	—	—	—	—	6.48%
S&P 500 Index[2]	—	—	—	—	—	—	—	3.82%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

Vista Trust Subadviser: American Century Investment Management, Inc. Portfolio Managers: Glenn A. Fogle and David M. Hollond

INVESTMENT OBJECTIVE & POLICIES - To seek long-term capital growth. To pursue this goal, the fund normally invests in common stocks of U.S. and foreign companies that are medium-sized and smaller at the time of purchase, but the portfolio may purchase other types of securities as well. For purposes of the description of the Vista Trust, medium-sized and smaller companies are defined as companies in the Russell MidCap Growth Index which has a market cap range between $1.23 billion and $15.8 billion as of August 31, 2005.

Sector Weighting	% of Total

Basic Materials	2.71
Communications	12.79
Consumer, Cyclical	8.81
Consumer, Non-cyclical	23.47
Energy	12.29
Financial	10.37
Industrial	14.39
Short-term securities	3.08
Technology	12.17
Other Assets & Liabilities	–0.08
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the last two months of 2005, the Vista Trust Series NAV returned +4.96%, underperforming the +6.58% return of the Russell Midcap Growth Index.

Environment - U.S. equity markets experienced a roller coaster ride in the final two months of 2005. Prior to Thanksgiving, markets rallied as inflation concerns eased while growth in corporate earnings and the overall economy remained robust. Declining crude oil prices, which had spiked after the Gulf Coast’s late summer hurricane devastation, contributed to the improving market sentiment. But the rally fizzled in December amid lukewarm pre-holiday sales. In addition, broad market indices fell in the last week of the year as the interest rate yield-curve inverted, raising fears of a significant economic slowdown in 2006. The Federal Reserve contributed to the narrowing yield curve by raising its short-term interest rate target twice in the two-month period, to 4.25% from 3.75% . The Materials sector led the Russell Midcap Growth Index, buoyed by the hot metals and mining industry. The Trust benefited from sound security selection in that sector and in Financials, particularly in the Japanese real estate industry. Solid picks among specialty retailers also bolstered relative results. Ultimately, the portfolio couldn’t overcome an overweight stake and struggling stock choices in the Energy sector, which stumbled as crude oil prices fell. Though positions in Health Care, Industrials and Information Technology all contributed to the portfolio’s absolute return, several poor stock selections in those sectors contributed to its relative underperformance.

Outlook - U.S. equity markets in the initial months of 2006 will digest fourth-quarter 2005 earnings reports and geopolitical events involving Nigeria and Iran that already have caused crude oil prices to rebound. Those factors could pressure equity returns, though the portfolio’s overweight in Energy could benefit from rising oil prices. Investors will continue focusing on the Federal Reserve and its new chairman, Ben Bernanke. Markets will breathe a sigh of relief if the Federal Reserve’s interest rate hikes finally end this spring, as many expect.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Vista Trust Series NAV (began 10/24/05)	—	—	—	—	—	—	—	4.96%
Russell Midcap Growth Index[2]	—	—	—	—	—	—	—	6.58%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

John Hancock Trust Understanding your portfolio’s expenses

As a John Hancock Trust mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1) and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first table for each Portfolio shows the actual account values and actual Portfolio expenses you would have paid on a $1,000 investment in the Portfolio held from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be at the close of the period, assuming actual Portfolio returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the “Expenses Paid During Period” row as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second table for each Portfolio provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second table for each Portfolio is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and insurance-related charges were included, your costs would have been higher.

In addition to the operating expenses which the Portfolios bear directly, certain Portfolios indirectly bear a pro rata share of the operating expenses of the underlying funds in which the Portfolios invest. Because the underlying funds have varied operating expenses and transaction costs and a Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

Expense and Value of a $1,000 Investment

All Cap Core

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,081.10	1,080.10	1,082.30
Expenses Paid During Period*	4.89	5.93	4.69

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.50	1,019.50	1,020.70
Expenses Paid During Period*	4.75	5.76	4.55

Annualized Expense Ratios	Series I	Series II	Series NAV
	0.93%	1.13%	0.89%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

All Cap Growth

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,116.10	1,115.40	1,116.70
Expenses Paid During Period*		5.29	6.24	4.87

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,020.20	1,019.30	1,020.60
Expenses Paid During Period*		5.05	5.96	4.65

Annualized Expense Ratios		Series I	Series II	Series NAV
		1.00%	1.17%	0.92%
All Cap Value

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,080.90	1,079.50	1,078.90	1,081.10
Expenses Paid During Period*	4.99	6.13	6.96	4.68

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.40	1,019.30	1,018.50	1,020.70
Expenses Paid During Period*	4.85	5.96	6.76	4.55

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.96%	1.17%	1.32%	0.89%
American Blue Chip Income and Growth

Actual Portfolio Return			Series I	Series II
Beginning Account Value 07/01/2005			$1,000.00	$1,000.00
Ending Account Value 12/31/2005			1,063.80	1,062.50
Expenses Paid During Period*			2.06	2.78

Hypothetical 5% Portfolio Return			Series I	Series II
Beginning Account Value 07/01/2005			$1,000.00	$1,000.00
Ending Account Value 12/31/2005			1,023.20	1,022.50
Expenses Paid During Period*			2.02	2.73

Annualized Expense Ratios			Series I	Series II
			0.39%	0.53%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

American Bond

Actual Portfolio Return	Series I#	Series II#
Beginning Account Value 11/2/2005 and 7/29/2005	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,011.30	999.20
Expenses Paid During Period*	0.70	2.30

Hypothetical 5% Portfolio Return	Series I#	Series II#
Beginning Account Value 11/2/2005 and 7/29/2005	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,007.50	1,019.10
Expenses Paid During Period*	0.70	2.32

Annualized Expense Ratios	Series I#	Series II#
	0.40%	0.55%
# Series I and Series II shares began operations on 11/2/05 and 7/29/05, respectively.

American Growth

Actual Portfolio Return	Series I	Series II
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,121.80	1,121.10
Expenses Paid During Period*	2.02	2.86

Hypothetical 5% Portfolio Return	Series I	Series II
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,023.30	1,022.50
Expenses Paid During Period*	1.92	2.73

Annualized Expense Ratios	Series I	Series II
	0.38%	0.53%
American Growth-Income

Actual Portfolio Return	Series I	Series II
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,058.20	1,057.70
Expenses Paid During Period*	1.96	2.78

Hypothetical 5% Portfolio Return	Series I	Series II
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,023.30	1,022.50
Expenses Paid During Period*	1.92	2.73

Annualized Expense Ratios	Series I	Series II
	0.38%	0.53%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

American International

Actual Portfolio Return			Series I	Series II
Beginning Account Value 07/01/2005			$1,000.00	$1,000.00
Ending Account Value 12/31/2005			1,197.10	1,196.20
Expenses Paid During Period*			2.09	2.96

Hypothetical 5% Portfolio Return			Series I	Series II
Beginning Account Value 07/01/2005			$1,000.00	$1,000.00
Ending Account Value 12/31/2005			1,023.30	1,022.50
Expenses Paid During Period*			1.92	2.73

Annualized Expense Ratios			Series I	Series II
			0.38%	0.53%
Blue Chip Growth

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,075.20	1,074.10	1,073.60	1,075.90
Expenses Paid During Period*	4.67	5.81	6.64	4.46

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.70	1,019.60	1,018.80	1,020.90
Expenses Paid During Period*	4.55	5.65	6.46	4.34

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.90%	1.11%	1.26%	0.85%
Capital Appreciation

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,134.80	1,133.10	1,134.80
Expenses Paid During Period*		5.12	6.19	4.80

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,020.40	1,019.40	1,020.70
Expenses Paid During Period*		4.85	5.86	4.55

Annualized Expense Ratios		Series I	Series II	Series NAV
		0.95%	1.15%	0.89%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Classic Value

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,065.70	1,064.50	1,066.00
Expenses Paid During Period*	5.47	6.61	5.37

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,019.90	1,018.80	1,020.00
Expenses Paid During Period*	5.35	6.46	5.25

Annualized Expense Ratios	Series I	Series II	Series NAV
	1.06%	1.26%	1.03%
Core Equity

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,082.60	1,082.10	1,084.10
Expenses Paid During Period*	4.79	5.83	4.48

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.60	1,019.60	1,025.70
Expenses Paid During Period*	4.65	5.65	4.36

Annualized Expense Ratios	Series I	Series II	Series NAV
	0.91%	1.11%	0.72%
Dynamic Growth

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,077.20	1,077.70	1,077.10
Expenses Paid During Period*	5.61	6.65	5.19

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,019.80	1,018.80	1,020.20
Expenses Paid During Period*	5.45	6.46	5.05

Annualized Expense Ratios	Series I	Series II	Series NAV
	1.07%	1.27%	1.00%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Emerging Growth

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,091.80	1,089.70	1,091.90	1,092.40
Expenses Paid During Period*	4.81	7.21	7.95	5.44

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.60	1,018.30	1,017.60	1,020.00
Expenses Paid During Period*	4.65	6.96	7.67	5.25

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.92%	1.36%	1.50%	1.03%
Emerging Small Company

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,061.10	1,060.00	1,059.40	1,061.80
Expenses Paid During Period*	5.87	6.90	7.72	5.36

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,019.50	1,018.50	1,017.70	1,020.00
Expenses Paid During Period*	5.76	6.76	7.57	5.25

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	1.12%	1.33%	1.50%	1.03%
Equity-Income

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,043.90	1,042.80	1,042.20	1,044.00
Expenses Paid During Period*	4.50	5.62	6.43	4.29

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.80	1,019.70	1,018.90	1,021.00
Expenses Paid During Period*	4.45	5.55	6.36	4.24

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.88%	1.08%	1.24%	0.83%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Financial Services

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,113.50	1,113.50	1,111.80	1,114.30
Expenses Paid During Period*	5.07	6.13	7.07	4.86

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.40	1,019.40	1,018.50	1,020.60
Expenses Paid During Period*	4.85	5.86	6.76	4.65

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.96%	1.16%	1.32%	0.90%
Fundamental Value

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,078.10	1,076.90	1,075.50	1,077.50
Expenses Paid During Period*	4.57	5.61	6.43	4.36

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.80	1,019.80	1,019.00	1,021.00
Expenses Paid During Period*	4.45	5.45	6.26	4.24

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.88%	1.08%	1.24%	0.83%
Global

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,102.20	1,101.30	1,100.60	1,103.00
Expenses Paid During Period*	5.15	6.20	6.93	4.84

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.30	1,019.30	1,018.60	1,020.60
Expenses Paid During Period*	4.95	5.96	6.66	4.65

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.97%	1.17%	1.32%	0.92%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Global Allocation

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,061.60	1,060.90	1,061.60
Expenses Paid During Period*		5.67	6.70	5.36

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,019.70	1,018.70	1,020.00
Expenses Paid During Period*		5.55	6.56	5.25

Annualized Expense Ratios		Series I	Series II	Series NAV
		1.09%	1.29%	1.03%
Growth & Income

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,026.20	1,025.40	1,024.50	1,026.20
Expenses Paid During Period*	4.05	5.06	5.87	4.05

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,021.20	1,020.20	1,019.40	1,021.20
Expenses Paid During Period*	4.04	5.05	5.86	4.04

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.80%	1.00%	1.16%	0.79%
Growth & Income II

Actual Portfolio Return				Series NAV
Beginning Account Value 07/01/2005				$1,000.00
Ending Account Value 12/31/2005				1,069.40
Expenses Paid During Period*				4.14

Hypothetical 5% Portfolio Return				Series NAV
Beginning Account Value 07/01/2005				$1,000.00
Ending Account Value 12/31/2005				1,021.20
Expenses Paid During Period*				4.04

Annualized Expense Ratios				Series NAV
				0.80%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Health Sciences

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,163.80	1,163.40	1,161.70	1,163.80
Expenses Paid During Period*	6.49	7.57	8.43	6.17

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,019.20	1,018.20	1,017.40	1,019.50
Expenses Paid During Period*	6.06	7.06	7.87	5.76

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	1.19%	1.38%	1.54%	1.13%
Income and Value

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,052.80	1,051.20	1,052.80
Expenses Paid During Period*		4.72	5.74	4.52

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,020.60	1,019.60	1,020.80
Expenses Paid During Period*		4.65	5.65	4.45

Annualized Expense Ratios		Series I	Series II	Series NAV
		0.91%	1.11%	0.88%
International Opportunities

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,231.60	1,231.00	1,232.40
Expenses Paid During Period*		6.81	8.03	6.25

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,019.10	1,018.00	1,019.60
Expenses Paid During Period*		6.16	7.26	5.65

Annualized Expense Ratios		Series I	Series II	Series NAV
		1.20%	1.43%	1.12%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

International Small Cap

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,096.00	1,094.70	1,096.00	1,096.20
Expenses Paid During Period*	6.39	7.44	8.28	6.18

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,019.10	1,018.10	1,017.30	1,019.30
Expenses Paid During Period*	6.16	7.16	7.97	5.96

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	1.21%	1.41%	1.57%	1.17%
International Stock

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,163.90	1,162.30	1,165.30
Expenses Paid During Period*		7.03	8.22	6.93

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,018.70	1,017.60	1,018.80
Expenses Paid During Period*		6.56	7.67	6.46

Annualized Expense Ratios		Series I	Series II	Series NAV
		1.29%	1.52%	1.27%
International Value

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,100.50	1,099.30	1,100.10
Expenses Paid During Period*		5.57	6.72	5.36

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,019.90	1,018.80	1,020.10
Expenses Paid During Period*		5.35	6.46	5.15

Annualized Expense Ratios		Series I	Series II	Series NAV
		1.06%	1.28%	1.01%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Large Cap

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,075.30	1,073.10	1,074.60
Expenses Paid During Period*	5.60	5.80	4.77

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,019.80	1,019.60	1,020.60
Expenses Paid During Period*	5.45	5.65	4.65

Annualized Expense Ratios	Series I	Series II	Series NAV
	1.06%	1.11%	0.92%
Large Cap Growth

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,040.50	1,039.60	1,041.50
Expenses Paid During Period*	4.90	5.91	4.70

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.40	1,019.40	1,020.60
Expenses Paid During Period*	4.85	5.86	4.65

Annualized Expense Ratios	Series I	Series II	Series NAV
	0.96%	1.16%	0.91%
Large Cap Value

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,087.20	1,085.40	1,087.10
Expenses Paid During Period*	5.11	6.26	4.90

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.30	1,019.20	1,020.50
Expenses Paid During Period*	4.95	6.06	4.75

Annualized Expense Ratios	Series I	Series II	Series NAV
	0.98%	1.18%	0.93%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Managed

Actual Portfolio Return				Series NAV
Beginning Account Value 07/01/2005				$1,000.00
Ending Account Value 12/31/2005				1,013.90
Expenses Paid During Period*				4.13

Hypothetical 5% Portfolio Return				Series NAV
Beginning Account Value 07/01/2005				$1,000.00
Ending Account Value 12/31/2005				1,021.10
Expenses Paid During Period*				4.14

Annualized Expense Ratios				Series NAV
				0.80%
Mid Cap Core

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,048.70	1,046.40	1,048.00
Expenses Paid During Period*		5.22	6.14	4.81

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,020.10	1,019.20	1,020.50
Expenses Paid During Period*		5.15	6.06	4.75

Annualized Expense Ratios		Series I	Series II	Series NAV
		1.00%	1.18%	0.93%
Mid Cap Stock

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,144.90	1,144.20	1,142.80	1,145.50
Expenses Paid During Period*	5.15	6.33	7.07	4.93

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.40	1,019.30	1,018.60	1,025.40
Expenses Paid During Period*	4.85	5.96	6.66	4.66

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.96%	1.16%	1.32%	0.76%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Mid Cap Value

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,056.70	1,055.10	1,054.70	1,057.30
Expenses Paid During Period*	4.94	5.96	6.78	4.63

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.40	1,019.40	1,018.60	1,020.70
Expenses Paid During Period*	4.85	5.86	6.66	4.55

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.96%	1.16%	1.31%	0.90%
Mid Value

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,070.00	1,070.10	1,071.00
Expenses Paid During Period*		6.11	7.14	5.59

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,019.30	1,018.30	1,019.80
Expenses Paid During Period*		5.96	6.96	5.45

Annualized Expense Ratios		Series I	Series II	Series NAV
		1.17%	1.36%	1.08%
Money Market

Actual Portfolio Return		Series I	Series II	Series III
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,015.80	1,014.70	1,014.00
Expenses Paid During Period*		2.92	3.93	4.63

Hypothetical 5% Portfolio Return		Series I	Series II	Series III
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,022.30	1,021.30	1,020.60
Expenses Paid During Period*		2.93	3.94	4.65

Annualized Expense Ratios		Series I	Series II	Series III
		0.57%	0.77%	0.91%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Money Market B

Actual Portfolio Return				Series NAV
Beginning Account Value 07/01/2005				$1,000.00
Ending Account Value 12/31/2005				1,017.30
Expenses Paid During Period*				1.41

Hypothetical 5% Portfolio Return				Series NAV
Beginning Account Value 07/01/2005				$1,000.00
Ending Account Value 12/31/2005				1,023.80
Expenses Paid During Period*				1.42

Annualized Expense Ratios				Series NAV
				0.28%
Natural Resources

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,246.50	1,245.30	1,246.80	1,247.00
Expenses Paid During Period*	6.40	7.52	8.43	6.07

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,019.50	1,018.50	1,017.70	1,024.60
Expenses Paid During Period*	5.76	6.76	7.57	5.47

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	1.12%	1.33%	1.50%	0.90%
Overseas Equity

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,205.40	1,202.20	1,202.00
Expenses Paid During Period*		9.48	10.46	8.15

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,016.60	1,015.70	1,017.80
Expenses Paid During Period*		8.67	9.57	7.47

Annualized Expense Ratios		Series I	Series II	Series NAV
		1.70%	1.89%	1.47%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Pacific Rim

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,245.00	1,243.70	1,241.00	1,245.30
Expenses Paid During Period*	6.17	7.29	8.52	5.95

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,019.70	1,018.70	1,017.60	1,019.90
Expenses Paid During Period*	5.55	6.56	7.67	5.35

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	1.09%	1.29%	1.50%	1.06%
Quantitative All Cap

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,078.40	1,077.50	1,076.50	1,078.50
Expenses Paid During Period*	4.26	5.40	6.13	4.16

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,021.10	1,020.00	1,019.30	1,021.20
Expenses Paid During Period*	4.14	5.25	5.96	4.04

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.82%	1.02%	1.17%	0.78%
Quantitative Mid Cap

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,086.60	1,085.70	1,087.30
Expenses Paid During Period*		4.69	6.15	5.64

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,020.70	1,019.30	1,019.80
Expenses Paid During Period*		4.55	5.96	5.45

Annualized Expense Ratios		Series I	Series II	Series NAV
		0.89%	1.16%	1.06%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Quantitative Value

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,062.40	1,060.10	1,061.70
Expenses Paid During Period*		4.12	5.46	4.02

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,021.20	1,019.90	1,021.30
Expenses Paid During Period*		4.04	5.35	3.94

Annualized Expense Ratios		Series I	Series II	Series NAV
		0.79%	1.04%	0.77%
Real Estate Securities

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,048.90	1,048.10	1,047.50	1,049.50
Expenses Paid During Period*	4.10	5.22	6.04	3.89

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,021.20	1,020.10	1,019.30	1,021.40
Expenses Paid During Period*	4.04	5.15	5.96	3.84

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.80%	1.01%	1.16%	0.76%
Science and Technology

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,054.70	1,053.00	1,052.90	1,054.60
Expenses Paid During Period*	5.96	6.98	7.70	5.75

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,019.40	1,018.40	1,017.70	1,019.60
Expenses Paid During Period*	5.86	6.86	7.57	5.65

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	1.14%	1.34%	1.49%	1.11%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Small Cap

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,055.40	1,053.80	1,055.30
Expenses Paid During Period*	5.04	6.16	4.73

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.30	1,019.20	1,020.60
Expenses Paid During Period*	4.95	6.06	4.65

Annualized Expense Ratios	Series I	Series II	Series NAV
	0.97%	1.19%	0.91%
Small Cap Growth

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,152.70	1,153.00	1,153.80
Expenses Paid During Period*	6.67	7.75	6.25

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,031.00	1,030.00	1,019.40
Expenses Paid During Period*	6.30	7.31	5.86

Annualized Expense Ratios	Series I	Series II	Series NAV
	0.84%	0.96%	1.15%
Small Cap Opportunities

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,064.90	1,064.20	1,065.70
Expenses Paid During Period*	5.88	6.92	5.58

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,019.50	1,018.50	1,019.80
Expenses Paid During Period*	5.76	6.76	5.45

Annualized Expense Ratios	Series I	Series II	Series NAV
	1.13%	1.33%	1.07%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Small Cap Value

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,045.80	1,044.30	1,046.30
Expenses Paid During Period*	6.14	7.16	5.83

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,031.20	1,030.20	1,019.50
Expenses Paid During Period*	6.09	7.11	5.76

Annualized Expense Ratios	Series I	Series II	Series NAV
	0.80%	0.94%	1.13%
Small Company

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,044.40	1,042.50	1,043.70
Expenses Paid During Period*	6.95	8.27	6.85

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,018.40	1,017.10	1,023.30
Expenses Paid During Period*	6.86	8.17	6.78

Annualized Expense Ratios	Series I	Series II	Series NAV
	1.35%	1.60%	1.12%
Small Company Growth

Actual Portfolio Return			Series NAV#
Beginning Account Value 10/24/2005			$1,000.00
Ending Account Value 12/31/2005			1,063.20
Expenses Paid During Period*			2.17

Hypothetical 5% Portfolio Return			Series NAV#
Beginning Account Value 10/24/2005			$1,000.00
Ending Account Value 12/31/2005			1,007.40
Expenses Paid During Period*			2.11

Annualized Expense Ratios			Series NAV#
			1.13%
# Series NAV shares began operations on 10/24/05.

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Small Company Value

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,079.70	1,078.50	1,079.80
Expenses Paid During Period*		5.82	6.86	5.51

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,019.60	1,018.60	1,019.90
Expenses Paid During Period*		5.65	6.66	5.35

Annualized Expense Ratios		Series I	Series II	Series NAV
		1.10%	1.31%	1.05%
Special Value

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,061.00	1,059.70	1,058.90	1,061.00
Expenses Paid During Period*	6.90	7.62	8.54	6.49

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,018.50	1,017.80	1,016.90	1,023.70
Expenses Paid During Period*	6.76	7.47	8.37	6.37

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	1.32%	1.47%	1.64%	1.04%
Spectrum Income

Actual Portfolio Return				Series NAV#
Beginning Account Value 10/24/2005				$1,000.00
Ending Account Value 12/31/2005				1,000.00
Expenses Paid During Period*				1.40

Hypothetical 5% Portfolio Return				Series NAV#
Beginning Account Value 10/24/2005				$1,000.00
Ending Account Value 12/31/2005				1,008.10
Expenses Paid During Period*				1.41

Annualized Expense Ratios				Series NAV#
				0.75%
# Series NAV shares began operations on 10/24/05.

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Strategic Opportunities

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,119.00	1,118.20	1,120.00
Expenses Paid During Period*		4.98	6.04	4.88

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,020.50	1,019.50	1,020.60
Expenses Paid During Period*		4.75	5.76	4.65

Annualized Expense Ratios		Series I	Series II	Series NAV
		0.93%	1.13%	0.92%
Strategic Value

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,011.40	1,010.50	1,011.50
Expenses Paid During Period*		4.93	6.03	4.73

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,020.30	1,019.20	1,020.50
Expenses Paid During Period*		4.95	6.06	4.75

Annualized Expense Ratios		Series I	Series II	Series NAV
		0.98%	1.18%	0.93%
U.S. Global Leaders Growth

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,067.90	1,066.80	1,063.80	1,068.40
Expenses Paid During Period*	4.24	5.37	6.91	4.03

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,021.10	1,020.00	1,018.50	1,021.30
Expenses Paid During Period*	4.14	5.25	6.76	3.94

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.81%	1.03%	1.33%	0.77%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

U.S. Large Cap

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,075.10	1,074.60	1,075.90
Expenses Paid During Period*		4.88	6.02	4.67

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,020.50	1,019.40	1,020.70
Expenses Paid During Period*		4.75	5.86	4.55

Annualized Expense Ratios		Series I	Series II	Series NAV
		0.94%	1.14%	0.90%
U.S. Multi Sector

Actual Portfolio Return				Series NAV#
Beginning Account Value 10/24/2005				$1,000.00
Ending Account Value 12/31/2005				1,044.00
Expenses Paid During Period*				1.53

Hypothetical 5% Portfolio Return				Series NAV#
Beginning Account Value 10/24/2005				$1,000.00
Ending Account Value 12/31/2005				1,008.00
Expenses Paid During Period*				1.51

Annualized Expense Ratios				Series NAV#
				0.77%
# Series NAV shares began operations on 10/24/05.

Utilities

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,078.60	1,077.30	1,075.80	1,077.70
Expenses Paid During Period*	5.72	6.75	7.68	5.51

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,019.30	1,018.30	1,017.40	1,019.50
Expenses Paid During Period*	5.55	6.56	7.46	5.35

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	1.11%	1.32%	1.48%	1.07%

John Hancock Trust Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Value

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,097.20	1,096.00	1,097.70
Expenses Paid During Period*	4.51	5.55	4.30

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.90	1,019.90	1,021.10
Expenses Paid During Period*	4.34	5.35	4.14

Annualized Expense Ratios	Series I	Series II	Series NAV
	0.85%	1.05%	0.82%
Value & Restructuring

Actual Portfolio Return			Series NAV#
Beginning Account Value 10/24/2005			$1,000.00
Ending Account Value 12/31/2005			1,064.80
Expenses Paid During Period*			1.76

Hypothetical 5% Portfolio Return			Series NAV#
Beginning Account Value 10/24/2005			$1,000.00
Ending Account Value 12/31/2005			1,007.80
Expenses Paid During Period*			1.71

Annualized Expense Ratios			Series NAV#
			0.91%
# Series NAV shares began operations on 10/24/05.

Vista

Actual Portfolio Return			Series NAV#
Beginning Account Value 10/24/2005			$1,000.00
Ending Account Value 12/31/2005			1,049.60
Expenses Paid During Period*			1.95

Hypothetical 5% Portfolio Return			Series NAV#
Beginning Account Value 10/24/2005			$1,000.00
Ending Account Value 12/31/2005			1,007.60
Expenses Paid During Period*			1.91

Annualized Expense Ratios			Series NAV#
			1.00%
# Series NAV shares began operations on 10/24/05.
* Expenses are equal to the Portfolio’s annualized expenses ratio for each respective series, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year or since inception, whichever is shorter / 365 or 366] (to reflect the one-half year period).

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

				American Blue Chip
				Income and
Assets	All Cap Core	All Cap Growth	All Cap Value	Growth

Investments, at value	$227,979,319	$386,206,117	$252,035,097	$191,414,160
Securities loaned, at value (Note 2)	13,489,388	—	—	—
Repurchase agreements, at value	12,371,000	2,453,000	13,050,000	—
Cash	964	515	371	497
Foreign currency, at value	—	99,786	—	—
Receivable for investments sold	—	2,837,634	1,078,120	253,185
Receivable for shares sold	—	277,580	653,543	14,727
Dividends and interest receivable	274,737	231,549	341,224	—
Other assets	745	1,197	2,046	575
Total assets	254,116,153	392,107,378	267,160,401	191,683,144

Liabilities

Payable for investments purchased	—	900,023	3,131,391	15,034
Payable for shares repurchased	447,427	218,868	23,078	245,581
Payable upon return of securities loaned	13,829,905	—	—	—
Payable for futures variation margin	40,462	—	—	—
Payable to affiliates
Fund administration expenses	874	2,135	1,488	640
Other payables and accrued expenses	48,903	36,342	68,449	22,114
Total liabilities	14,367,571	1,157,368	3,224,406	283,369

Net assets

Capital paid-in	483,025,327	508,877,097	176,208,488	161,420,856
Accumulated undistributed net realized gain (loss) on investments,
futures contracts, foreign currency transactions and options written	(257,764,434)	(162,184,923)	62,635,321	3,416,394
Unrealized appreciation (depreciation) on investments, futures contracts
and translation of assets and liabilities in foreign currencies	12,857,579	44,257,836	22,280,078	25,701,351
Undistributed net investment income (loss)	1,630,110	—	2,812,108	861,174
Net assets	$239,748,582	$390,950,010	$263,935,995	$191,399,775
Investments, including repurchase agreements, at cost	$240,754,394	$344,400,191	$242,805,019	$165,712,809
Foreign currency, at cost	—	$99,860	—	—

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
All Cap Core		NAV per share
Series I (net assets of $228,087,760 ÷ 13,257,955 shares outstanding)		$17.20
Series II (net assets of $11,272,246 ÷ 657,856 shares outstanding)		$17.13
Series NAV (net assets of $388,576 ÷ 22,567 shares outstanding)		$17.22
All Cap Growth
Series I (net assets of $287,898,233 ÷ 17,205,738 shares outstanding)		$16.73
Series II (net assets of $33,947,082 ÷ 2,042,990 shares outstanding)		$16.62
Series NAV (net assets of $69,104,695 ÷ 4,125,752 shares outstanding)		$16.75
All Cap Value
Series I (net assets of $69,861,832 ÷ 4,752,437 shares outstanding)		$14.70
Series II (net assets of $65,829,027 ÷ 4,489,126 shares outstanding)		$14.66
Series III (net assets of $931,089 ÷ 63,655 shares outstanding)		$14.63
Series NAV (net assets of $127,314,047 ÷ 8,682,724 shares outstanding)		$14.66
American Blue Chip Income and Growth
Series I (net assets of $6,581,356 ÷ 411,210 shares outstanding)		$16.00
Series II (net assets of $184,818,419 ÷ 11,562,810 shares outstanding)		$15.98

The accompanying notes are an integral part of the financial statements. 89

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

	American	American	American Growth-	American
Assets	Bond	Growth	Income	International

Investments, at value	$147,874,301	$1,191,356,029	$886,802,542	$658,856,180
Cash	573	2,884	2,159	1,500
Receivable for investments sold	—	5,377,118	1,036	8,797,929
Receivable for shares sold	3,202,833	103,665	3,347,293	—
Other assets	278	3,357	2,510	1,748
Total assets	151,077,985	1,196,843,053	890,155,540	667,657,357

Liabilities

Payable for investments purchased	3,197,463	104,916	3,314,354	1,504
Payable for shares repurchased	—	5,330,280	—	8,770,923
Payable to affiliates
Fund administration expenses	66	3,117	2,401	1,553
Other payables and accrued expenses	12,818	82,873	65,621	45,978
Total liabilities	3,210,347	5,521,186	3,382,376	8,819,958

Net assets

Capital paid-in	147,164,981	954,382,919	790,249,259	518,683,242
Accumulated undistributed net realized gain (loss) on investments	(15,544)	8,657,059	1,205,003	8,115,939
Unrealized appreciation (depreciation) on investments	718,201	225,876,572	85,409,870	125,896,828
Undistributed net investment income (loss)	—	2,405,317	9,909,032	6,141,390
Net assets	$147,867,638	$1,191,321,867	$886,773,164	$658,837,399
Investments, including repurchase agreements, at cost	$147,156,100	$965,479,457	$801,392,672	$532,959,352

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
American Bond		NAV per share
Series I (net assets of $50,297 ÷ 4,025 shares outstanding)		$12.50
Series II (net assets of $147,817,341 ÷ 11,831,515 shares outstanding)		$12.49
American Growth
Series I (net assets of $57,027,295 ÷ 2,854,772 shares outstanding)		$19.98
Series II (net assets of $1,134,294,572 ÷ 57,005,242 shares outstanding)		$19.90
American Growth-Income
Series I (net assets of $13,933,153 ÷ 782,281 shares outstanding)		$17.81
Series II (net assets of $872,840,011 ÷ 49,122,950 shares outstanding)		$17.77
American International
Series I (net assets of $34,977,489 ÷ 1,631,446 shares outstanding)		$21.44
Series II (net assets of $623,859,910 ÷ 29,156,273 shares outstanding)		$21.40

The accompanying notes are an integral part of the financial statements. 90

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

Assets	Blue Chip Growth	Capital Appreciation	Classic Value	Core Equity

Investments, at value	$2,430,376,747	$305,655,117	$31,537,376	$457,261,164
Securities loaned, at value (Note 2)	—	—	2,088,130	—
Repurchase agreements, at value	2,446,000	—	2,423,000	9,399,000
Cash	2,305	—	179	727
Receivable for investments sold	5,311,773	1,069,032	—	—
Receivable for shares sold	2,510,054	1,090,662	38,356	1,813,872
Dividends and interest receivable	2,580,821	170,765	36,291	114,320
Other assets	8,572	825	78	1,309
Total assets	2,443,236,272	307,986,401	36,123,410	468,590,392

Liabilities

Due to custodian	—	1,794	—	—
Payable for investments purchased	9,670,155	1,345,554	—	6,558,422
Payable for shares repurchased	1,363,641	407,965	48,424	1,087,840
Payable upon return of securities loaned	—	—	2,142,975	—
Payable to affiliates
Fund administration expenses	7,838	1,119	70	29,901
Other payables and accrued expenses	1,007,344	52,139	19,838	48,140
Total liabilities	12,048,978	1,808,571	2,211,307	7,724,303

Net assets

Capital paid-in	2,560,964,487	231,599,179	32,161,415	382,215,402
Accumulated undistributed net realized gain (loss) on investments
and foreign currency transactions	(471,423,912)	38,050,218	127,114	27,639,264
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	336,106,202	36,528,433	1,623,574	51,011,423
Undistributed net investment income (loss)	5,540,517	—	—	—
Net assets	$2,431,187,294	$306,177,830	$33,912,103	$460,866,089
Investments, including repurchase agreements, at cost	$2,096,716,121	$269,126,684	$34,424,932	$415,648,741

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Blue Chip Growth		NAV per share
Series I (net assets of $768,879,029 ÷ 43,357,303 shares outstanding)		$17.73
Series II (net assets of $180,999,867 ÷ 10,238,681 shares outstanding)		$17.68
Series III (net assets of $1,147,806 ÷ 65,081 shares outstanding)		$17.64
Series NAV (net assets of $1,480,160,592 ÷ 83,600,005 shares outstanding)		$17.71
Capital Appreciation
Series I (net assets of $52,349,932 ÷ 5,223,141 shares outstanding)		$10.02
Series II (net assets of $46,803,323 ÷ 4,698,427 shares outstanding)		$9.96
Series NAV (net assets of $207,024,575 ÷ 20,651,950 shares outstanding)		$10.02
Classic Value
Series I (net assets of $11,741,538 ÷ 817,178 shares outstanding)		$14.37
Series II (net assets of $19,436,822 ÷ 1,353,666 shares outstanding)		$14.36
Series NAV (net assets of $2,733,743 ÷ 190,147 shares outstanding)		$14.38
Core Equity
Series I (net assets of $1,208,327 ÷ 80,168 shares outstanding)		$15.07
Series II (net assets of $57,052,870 ÷ 3,796,214 shares outstanding)		$15.03
Series NAV (net assets of $402,604,892 ÷ 26,688,103 shares outstanding)		$15.09

The accompanying notes are an integral part of the financial statements. 91

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

			Emerging
Assets	Dynamic Growth	Emerging Growth	Small Company	Equity-Income

Investments, at value	$175,193,338	$22,890,312	$327,084,517	$2,340,805,127
Securities loaned, at value (Note 2)	26,454,201	—	—	—
Repurchase agreements, at value	1,674,000	—	3,048,000	2,509,000
Cash	655	3,813	616	222
Foreign currency, at value	—	—	—	9,765
Receivable for investments sold	1,540,089	696,579	140,716	—
Receivable for shares sold	110	21,769	249	1,307,766
Dividends and interest receivable	21,112	8,383	536,696	4,041,104
Other assets	543	1,218	1,969	8,458
Total assets	204,884,048	23,622,074	330,812,763	2,348,681,442

Liabilities

Payable for investments purchased	1,094,977	1,063,909	160,929	8,423,750
Payable for shares repurchased	303,822	—	66,212	395,102
Payable upon return of securities loaned	27,052,760	—	—	—
Payable to affiliates
Fund administration expenses	616	845	1,706	—
Other payables and accrued expenses	37,292	45,169	76,939	453,339
Total liabilities	28,489,467	1,109,923	305,786	9,272,191

Net assets

Capital paid-in	288,013,346	8,644,213	265,651,908	1,927,253,388
Accumulated undistributed net realized gain (loss) on investments,
futures contracts and foreign currency transactions	(152,053,334)	10,953,527	14,740,470	125,083,794
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	40,434,569	2,914,411	50,114,599	249,946,835
Undistributed net investment income (loss)	—	—	—	37,125,234
Net assets	$176,394,581	$22,512,151	$330,506,977	$2,339,409,251
Investments, including repurchase agreements, at cost	$162,886,970	$19,975,901	$280,017,916	$2,093,365,097
Foreign currency, at cost	—	—	—	$9,638

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Dynamic Growth		NAV per share
Series I (net assets of $132,887,951 ÷ 24,417,299 shares outstanding)		$5.44
Series II (net assets of $43,184,087 ÷ 7,981,980 shares outstanding)		$5.41
Series NAV (net assets of $322,543 ÷ 59,189 shares outstanding)		$5.45
Emerging Growth
Series I (net assets of $1,682,671 ÷ 94,941 shares outstanding)		$17.72
Series II (net assets of $9,403,372 ÷ 533,895 shares outstanding)		$17.61
Series III (net assets of $214,922 ÷ 12,137 shares outstanding)		$17.71
Series NAV (net assets of $11,211,186 ÷ 632,417 shares outstanding)		$17.73
Emerging Small Company
Series I (net assets of $259,009,005 ÷ 8,575,083 shares outstanding)		$30.20
Series II (net assets of $71,188,541 ÷ 2,371,282 shares outstanding)		$30.02
Series III (net assets of $180,966 ÷ 6,004 shares outstanding)		$30.14
Series NAV (net assets of $128,465 ÷ 4,250 shares outstanding)		$30.23
Equity-Income
Series I (net assets of $845,871,842 ÷ 50,129,946 shares outstanding)		$16.87
Series II (net assets of $304,185,765 ÷ 18,096,326 shares outstanding)		$16.81
Series III (net assets of $723,174 ÷ 43,051 shares outstanding)		$16.80
Series NAV (net assets of $1,188,628,470 ÷ 70,545,015 shares outstanding)		$16.85

The accompanying notes are an integral part of the financial statements. 92

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

Assets	Financial Services	Fundamental Value	Global	Global Allocation

Investments, at value	$153,486,956	$952,166,965	$369,450,460	$172,071,057
Securities loaned, at value (Note 2)	16,654,709	—	65,081,996	9,285,386
Repurchase agreements, at value	—	—	12,651,000	21,696,000
Cash	5,392,166	888	67	500,549
Foreign currency, at value	—	79,501	164,013	733,291
Receivable for investments sold	—	—	930,812	486,162
Receivable for shares sold	722	1,262,182	840	794,228
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	—	493,274
Dividends and interest receivable	135,775	1,410,905	659,163	627,668
Other assets	1,407	3,980	18,322	555
Total assets	175,671,735	954,924,421	448,956,673	206,688,170

Liabilities

Payable for investments purchased	5,391,483	—	—	4,039,686
Payable for shares repurchased	262,393	133,060	343,057	29,975
Payable upon return of securities loaned	17,063,576	—	68,126,258	9,627,909
Payable for forward foreign currency exchange contracts (Note 2)	—	—	—	130,534
Payable to affiliates
Fund administration expenses	436	3,409	1,323	—
Other payables and accrued expenses	59,717	131,559	73,622	70,644
Total liabilities	22,777,605	268,028	68,544,260	13,898,748

Net assets

Capital paid-in	125,696,217	718,043,052	369,788,704	179,274,587
Accumulated undistributed net realized gain (loss) on investments
and foreign currency transactions	(11,528,161)	35,129,870	(44,889,916)	(2,260,586)
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	38,188,238	193,131,643	50,406,205	13,835,691
Undistributed net investment income (loss)	537,836	8,351,828	5,107,420	1,939,730
Net assets	$152,894,130	$954,656,393	$380,412,413	$192,789,422
Investments, including repurchase agreements, at cost	$131,953,427	$759,032,603	$396,775,168	$189,567,455
Foreign currency, at cost	—	$80,932	$162,333	$741,309

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Financial Services		NAV per share
Series I (net assets of $54,178,489 ÷ 3,538,109 shares outstanding)		$15.31
Series II (net assets of $44,487,418 ÷ 2,919,966 shares outstanding)		$15.24
Series III (net assets of $209,831 ÷ 13,794 shares outstanding)		$15.21
Series NAV (net assets of $54,018,392 ÷ 3,527,159 shares outstanding)		$15.31
Fundamental Value
Series I (net assets of $201,584,472 ÷ 13,161,851 shares outstanding)		$15.32
Series II (net assets of $269,516,229 ÷ 17,666,919 shares outstanding)		$15.26
Series III (net assets of $1,147,939 ÷ 75,311 shares outstanding)		$15.24
Series NAV (net assets of $482,407,753 ÷ 31,552,498 shares outstanding)		$15.29
Global
Series I (net assets of $343,566,869 ÷ 21,240,824 shares outstanding)		$16.17
Series II (net assets of $36,183,810 ÷ 2,248,453 shares outstanding)		$16.09
Series III (net assets of $239,996 ÷ 14,927 shares outstanding)		$16.08
Series NAV (net assets of $421,738 ÷ 26,082 shares outstanding)		$16.17
Global Allocation
Series I (net assets of $79,579,255 ÷ 6,990,435 shares outstanding)		$11.38
Series II (net assets of $112,782,194 ÷ 9,964,513 shares outstanding)		$11.32
Series NAV (net assets of $427,973 ÷ 37,640 shares outstanding)		$11.37

The accompanying notes are an integral part of the financial statements. 93

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

Assets	Growth & Income	Growth & Income II	Health Sciences	Income & Value

Investments, at value	$1,187,217,985	$2,175,983,584	$247,906,794	$627,110,415
Securities loaned, at value (Note 2)	57,185,279	62,266,691	—	63,567,126
Repurchase agreements, at value	15,126,000	3,482,000	159,000	12,620,000
Cash	—	109	113,169	9,527
Foreign currency, at value	—	—	1,086	39,518
Receivable for investments sold	87,716	—	2,559,342	77,973
Receivable for shares sold	641	4,946	2,696	100
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	—	1,036
Dividends and interest receivable	1,564,363	3,551,991	27,217	2,570,241
Other assets	5,007	6,654	4,219	1,999
Total assets	1,261,186,991	2,245,295,975	250,773,523	705,997,935

Liabilities

Due to custodian	41,315	—	—	—
Payable for investments purchased	45,641	—	195,078	5,259,211
Payable for shares repurchased	904,528	—	178,898	386,691
Payable upon return of securities loaned	58,647,032	63,685,520	—	65,039,889
Payable for options written, at value	—	—	3,197,265	—
Payable for futures variation margin	47,330	—	—	—
Payable to affiliates
Fund administration expenses	4,673	7,498	725	6,546
Other payables and accrued expenses	146,182	2,042,095	62,711	142,046
Total liabilities	59,836,701	65,735,113	3,634,677	70,834,383

Net assets

Capital paid-in	1,048,239,320	2,432,122,812	194,396,403	598,036,415
Accumulated undistributed net realized gain (loss) on investments,
futures contracts, options written and foreign currency transactions	131,125,666	(516,644,692)	19,098,479	(41,948,938)
Unrealized appreciation (depreciation) on investments, futures contracts, options written and translation of assets and liabilities
in foreign currencies	8,532,776	252,369,845	33,643,964	66,992,810
Undistributed net investment income (loss)	13,452,528	11,712,897	—	12,083,265
Net assets	$1,201,350,290	$2,179,560,862	$247,138,846	$635,163,552
Investments, including repurchase agreements, at cost	$1,250,805,848	$1,989,362,430	$215,210,596	$636,303,685
Foreign currency, at cost	—	—	$1,089	$40,033

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Growth & Income		NAV per share
Series I (net assets of $1,094,537,120 ÷ 48,201,481 shares outstanding)		$22.71
Series II (net assets of $105,321,322 ÷ 4,660,629 shares outstanding)		$22.60
Series III (net assets of $651,055 ÷ 28,889 shares outstanding)		$22.54
Series NAV (net assets of $840,793 ÷ 37,016 shares outstanding)		$22.71
Growth & Income II
Series NAV (net assets of $2,179,560,862 ÷ 168,916,647 shares outstanding)		$12.90
Health Sciences
Series I (net assets of $132,320,939 ÷ 8,283,051 shares outstanding)		$15.97
Series II (net assets of $85,054,902 ÷ 5,361,295 shares outstanding)		$15.86
Series III (net assets of $417,412 ÷ 26,194 shares outstanding)		$15.94
Series NAV (net assets of $29,345,593 ÷ 1,836,334 shares outstanding)		$15.98
Income & Value
Series I (net assets of $524,973,154 ÷ 46,186,327 shares outstanding)		$11.37
Series II (net assets of $109,669,744 ÷ 9,706,062 shares outstanding)		$11.30
Series NAV (net assets of $520,654 ÷ 45,777 shares outstanding)		$11.37

The accompanying notes are an integral part of the financial statements. 94

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

	International	International	International	International
Assets	Opportunities	Small Cap	Stock	Value

Investments, at value	$336,195,503	$512,509,215	$837,563,665	$1,277,162,068
Repurchase agreements, at value	5,816,000	52,825,000	28,169,000	19,650,000
Cash	22,906	—	751	225
Foreign currency, at value	4,032,043	3,738,221	231,447	13,871,914
Receivable for investments sold	2,003,435	6,049,839	—	29,106,268
Receivable for shares sold	282,546	10,707	2,533,322	1,747,288
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	1,357,137	12,206
Dividends and interest receivable	537,210	470,572	763,607	10,432,261
Other assets	—	2,568	2,455	41,383
Total assets	348,889,643	575,606,122	870,621,384	1,352,023,613

Liabilities

Due to custodian	—	13,399	—	—
Capital gains withholding tax	—	46,803	—	—
Payable for investments purchased	3,414,102	7,917,765	—	51,854,329
Payable for shares repurchased	66,827	196,308	43,926	385,640
Payable for futures variation margin	—	—	390,789	—
Payable for forward foreign currency exchange contracts (Note 2)	—	—	781,340	51,443
Payable to affiliates
Fund administration expenses	—	1,945	2,502	7,517
Other payables and accrued expenses	103,781	174,552	610,467	812,260
Total liabilities	3,584,710	8,350,772	1,829,024	53,111,189

Net assets

Capital paid-in	271,584,232	474,440,613	716,071,532	1,055,199,588
Accumulated undistributed net realized gain (loss) on investments,
futures contracts and foreign currency transactions	20,504,368	(5,405,212)	41,897,013	58,935,477
Unrealized appreciation (depreciation) on investments, futures contracts
and translation of assets and liabilities in foreign currencies[a]	50,889,414	91,939,145	105,963,339	157,397,199
Undistributed net investment income (loss)	2,326,919	6,280,804	4,860,476	27,380,160
Net assets	$345,304,933	$567,255,350	$868,792,360	$1,298,912,424
Investments, including repurchase agreements, at cost	$291,076,211	$473,338,935	$761,187,199	$1,139,468,431
Foreign currency, at cost	$4,076,513	$3,740,033	$233,272	$13,765,410

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
International Opportunities		NAV per share
Series I (net assets of $194,430 ÷ 12,520 shares outstanding)		$15.53
Series II (net assets of $13,096,985 ÷ 844,353 shares outstanding)		$15.51
Series NAV (net assets of $332,013,518 ÷ 21,359,115 shares outstanding)		$15.54
International Small Cap
Series I (net assets of $139,156,302 ÷ 7,215,557 shares outstanding)		$19.29
Series II (net assets of $46,944,205 ÷ 2,430,551 shares outstanding)		$19.31
Series III (net assets of $146,321 ÷ 7,585 shares outstanding)		$19.29
Series NAV (net assets of $381,008,522 ÷ 19,791,760 shares outstanding)		$19.25
International Stock
Series I (net assets of $133,738,235 ÷ 10,464,200 shares outstanding)		$12.78
Series II (net assets of $33,046,816 ÷ 2,576,917 shares outstanding)		$12.82
Series NAV (net assets of $702,007,309 ÷ 55,009,328 shares outstanding)		$12.76
International Value
Series I (net assets of $403,508,745 ÷ 25,238,895 shares outstanding)		$15.99
Series II (net assets of $212,966,328 ÷ 13,364,358 shares outstanding)		$15.94
Series NAV (net assets of $682,437,351 ÷ 42,818,270 shares outstanding)		$15.94

a Net of deferred foreign withholding taxes of $46,803 for International Small Cap.

The accompanying notes are an integral part of the financial statements. 95

John Hancock Trust Statements of Assets and Liabilities — ended December 31, 2005

Assets	Large Cap	Large Cap Growth	Large Cap Value	Managed

Investments, at value	$121,665,327	$585,289,587	$243,642,365	$1,878,608,859
Securities loaned, at value (Note 2)	—	11,619,638	—	79,820,439
Repurchase agreements, at value	3,715,000	4,389,000	1,717,000	189,378,000
Cash	836	842	544	145,266
Foreign currency, at value	—	25,664	—	—
Receivable for investments sold	—	—	—	196,005
Receivable for shares sold	209,965	187	197,304	—
Dividends and interest receivable	86,703	590,444	341,198	7,121,097
Other assets	350	1,842	652	5,906
Total assets	125,678,181	601,917,204	245,899,063	2,155,275,572

Liabilities

Payable for investments purchased	—	—	—	170,338,025
Payable for shares repurchased	87	514,194	47,748	1,302,124
Payable upon return of securities loaned	—	11,887,375	—	81,656,917
Payable for futures variation margin	9,275	—	—	66,038
Payable to affiliates
Fund administration expenses	423	—	795	7,533
Other payables and accrued expenses	34,307	130,635	43,567	1,036,048
Total liabilities	44,092	12,532,204	92,110	254,406,685

Net assets

Capital paid-in	113,321,324	1,022,171,734	194,034,866	1,782,881,883
Accumulated undistributed net realized gain (loss) on investments,
futures contracts and foreign currency transactions	3,323,880	(485,763,140)	21,049,847	66,669,410
Unrealized appreciation (depreciation) on investments, futures contracts,
and translation of assets and liabilities in foreign currencies	8,377,374	51,240,603	29,588,351	24,397,122
Undistributed net investment income (loss)	611,511	1,735,803	1,133,889	26,920,472
Net assets	$125,634,089	$589,385,000	$245,806,953	$1,900,868,887
Investments, including repurchase agreements, at cost	$116,967,268	$550,056,171	$215,771,014	$2,123,124,216
Foreign currency, at cost	—	$27,035	—	—

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Large Cap		NAV per share
Series I (net assets of $18,887 ÷ 1,337 shares outstanding)		$14.13
Series II (net assets of $936,681 ÷ 66,456 shares outstanding)		$14.09
Series NAV (net assets of $124,678,521 ÷ 8,832,027 shares outstanding)		$14.12
Large Cap Growth
Series I (net assets of $322,792,704 ÷ 32,203,287 shares outstanding)		$10.02
Series II (net assets of $90,584,866 ÷ 9,082,178 shares outstanding)		$9.97
Series NAV (net assets of $176,007,430 ÷ 17,556,197 shares outstanding)		$10.03
Large Cap Value
Series I (net assets of $10,178,418 ÷ 469,157 shares outstanding)		$21.70
Series II (net assets of $89,609,188 ÷ 4,147,743 shares outstanding)		$21.60
Series NAV (net assets of $146,019,347 ÷ 6,725,142 shares outstanding)		$21.71
Managed
Series NAV (net assets of $1,900,868,887 ÷ 139,842,369 shares outstanding)		$13.59

The accompanying notes are an integral part of the financial statements. 96

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

Assets	Mid Cap Core	Mid Cap Stock	Mid Cap Value	Mid Value

Investments, at value	$268,739,506	$936,007,091	$604,049,738	$165,908,084
Securities loaned, at value (Note 2)	—	—	—	28,822,978
Repurchase agreements, at value	44,804,000	31,022,000	20,708,000	2,858,000
Cash	526	754	400	—
Receivable for investments sold	—	1,958,514	—	973,939
Receivable for shares sold	657,465	187,863	250,357	44,901
Dividends and interest receivable	201,603	712,301	776,814	180,052
Other assets	821	4,675	3,395	512
Total assets	314,403,921	969,893,198	625,788,704	198,788,466

Liabilities

Due to custodian	—	—	—	57,930
Payable for investments purchased	17,687,924	6,164,041	1,506,315	1,675,508
Payable for shares repurchased	—	195,293	97,872	107,626
Payable upon return of securities loaned	—	—	—	29,577,049
Payable for options written, at value	219,650	—	—	—
Payable to affiliates
Fund administration expenses	—	4,544	2,522	587
Other payables and accrued expenses	22,314	262,170	72,641	47,296
Total liabilities	17,929,888	6,626,048	1,679,350	31,465,996

Net assets

Capital paid-in	272,391,352	774,645,319	413,772,029	137,604,964
Accumulated undistributed net realized gain (loss) on investments
and foreign currency transactions	8,909,253	39,300,293	97,755,060	12,867,767
Unrealized appreciation (depreciation) on investments, options
written and translation of assets and liabilities in foreign currencies	14,218,902	149,321,347	108,702,989	16,356,164
Undistributed net investment income (loss)	954,526	191	3,879,276	493,575
Net assets	$296,474,033	$963,267,150	$624,109,354	$167,322,470
Investments, including repurchase agreements, at cost	$299,260,007	$817,707,589	$516,054,749	$181,232,872

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Mid Cap Core		NAV per share
Series I (net assets of $2,056,722 ÷ 122,465 shares outstanding)		$16.79
Series II (net assets of $39,206,146 ÷ 2,347,396 shares outstanding)		$16.70
Series NAV (net assets of $255,211,165 ÷ 15,192,572 shares outstanding)		$16.80
Mid Cap Stock
Series I (net assets of $382,872,392 ÷ 24,589,829 shares outstanding)		$15.57
Series II (net assets of $178,199,525 ÷ 11,522,671 shares outstanding)		$15.47
Series III (net assets of $2,885,152 ÷ 185,724 shares outstanding)		$15.53
Series NAV (net assets of $399,310,081 ÷ 25,612,335 shares outstanding)		$15.59
Mid Cap Value
Series I (net assets of $295,122,304 ÷ 15,671,067 shares outstanding)		$18.83
Series II (net assets of $244,187,774 ÷ 13,013,713 shares outstanding)		$18.76
Series III (net assets of $1,369,396 ÷ 73,227 shares outstanding)		$18.70
Series NAV (net assets of $83,429,880 ÷ 4,431,470 shares outstanding)		$18.83
Mid Value
Series I (net assets of $575,648 ÷ 46,569 shares outstanding)		$12.36
Series II (net assets of $4,847,684 ÷ 392,996 shares outstanding)		$12.34
Series NAV (net assets of $161,899,138 ÷ 13,112,794 shares outstanding)		$12.35

The accompanying notes are an integral part of the financial statements. 97

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

Assets	Money Market	Money Market B	Natural Resources	Overseas Equity

Investments, at value	$2,353,060,703	$441,744,023	$695,884,509	$248,255,778
Securities loaned, at value (Note 2)	—	—	—	48,169,374
Repurchase agreements, at value	93,000	—	20,196,000	3,151,000
Cash	899	3,566	450	—
Foreign currency, at value	—	—	118,915	238,771
Receivable for investments sold	—	—	—	123,426
Receivable for shares sold	1,987,146	219,577	1,430	56,315
Receivable for closed forward foreign currency exchange contracts	—	—	—	4,190
Dividends and interest receivable	16	17,964	491,446	670,418
Receivable for futures variation margin	—	—	—	7,589
Other assets	20,415	300,153	3,722	730
Total assets	2,355,162,179	442,285,283	716,696,472	300,677,591

Liabilities

Due to custodian	—	—	—	2,799
Payable for investments purchased	—	—	—	721,308
Payable for shares repurchased	4,531,823	—	440,433	256,485
Payable upon return of securities loaned	—	—	—	50,619,243
Payable for forward foreign currency exchange contracts (Note 2)	—	—	—	23,460
Payable for closed forward foreign currency exchange contracts	—	—	—	18,180
Payable to affiliates
Fund administration expenses	8,801	1,666	2,510	808
Other payables and accrued expenses	274,571	440,662	122,750	442,417
Total liabilities	4,815,195	442,328	565,693	52,084,700

Net assets

Capital paid-in	2,350,346,984	441,841,560	321,552,010	214,219,299
Accumulated undistributed net realized gain (loss) on investments
and foreign currency transactions	(5,150)	(86,245)	151,370,473	(20,942,075)
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	—	—	238,750,611	52,984,259
Undistributed net investment income (loss)	5,150	87,640	4,457,685	2,331,408
Net assets	$2,350,346,984	$441,842,955	$716,130,779	$248,592,891
Investments, including repurchase agreements, at cost	$2,353,153,703	$441,744,023	$477,329,363	$246,566,879
Foreign currency, at cost	—	—	$119,023	$238,786

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Money Market		NAV per share
Series I (net assets of $2,112,832,583 ÷ 211,283,259 shares outstanding)		$10.00
Series II (net assets of $231,018,575 ÷ 23,101,859 shares outstanding)		$10.00
Series III (net assets of $6,495,826 ÷ 649,582 shares outstanding)		$10.00
Money Market B
Series NAV (net assets of $441,842,955 ÷ 441,841,475 shares outstanding)		$1.00
Natural Resources
Series I (net assets of $14,669,584 ÷ 465,669 shares outstanding)		$31.50
Series II (net assets of $204,120,220 ÷ 6,516,519 shares outstanding)		$31.32
Series III (net assets of $1,633,384 ÷ 52,143 shares outstanding)		$31.32
Series NAV (net assets of $495,707,591 ÷ 15,788,179 shares outstanding)		$31.40
Overseas Equity
Series I (net assets of $370,641 ÷ 29,481 shares outstanding)		$12.57
Series II (net assets of $4,531,084 ÷ 362,302 shares outstanding)		$12.51
Series NAV (net assets of $243,691,166 ÷ 19,475,551 shares outstanding)		$12.51

The accompanying notes are an integral part of the financial statements. 98

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

Assets	Pacific Rim	Quantitative All Cap	Quantitative Mid Cap	Quantitative Value

Investments, at value	$174,216,079	$309,058,413	$45,062,199	$191,348,521
Securities loaned, at value (Note 2)	37,261,314	32,713,693	—	—
Repurchase agreements, at value	3,718,000	5,081,000	—	7,440,000
Cash	9	747,978	—	509
Foreign currency, at value	69,831	—	—	—
Receivable for investments sold	—	637,157	2,235,737	—
Receivable for shares sold	255,753	13,831	—	452,132
Dividends and interest receivable	102,903	319,917	18,660	219,237
Other assets	1,423	2,446	144	531
Total assets	215,625,312	348,574,435	47,316,740	199,460,930

Liabilities

Due to custodian	—	—	384,556	—
Capital gains withholding tax	75,389	—	—	—
Payable for investments purchased	—	2,903,851	550,869	5,002,582
Payable for shares repurchased	9,463	4,371,694	148,507	—
Payable upon return of securities loaned	39,184,589	33,684,961	—	—
Payable to affiliates
Fund administration expenses	409	1,110	470	1,142
Other payables and accrued expenses	70,498	56,104	32,427	51,163
Total liabilities	39,340,348	41,017,720	1,116,829	5,054,887

Net assets

Capital paid-in	139,186,402	277,732,280	27,288,758	151,037,627
Accumulated undistributed net realized gain (loss) on investments
and foreign currency transactions	(4,017,839)	15,657,556	13,970,020	33,972,099
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies[a]	40,187,419	14,166,879	4,941,133	5,147,724
Undistributed net investment income (loss)	928,982	—	—	4,248,593
Net assets	$176,284,964	$307,556,715	$46,199,911	$194,406,043
Investments, including repurchase agreements, at cost	$174,933,107	$332,686,227	$40,121,066	$193,640,797
Foreign currency, at cost	$68,996	—	—	—

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Pacific Rim		NAV per share
Series I (net assets of $118,338,071 ÷ 9,997,504 shares outstanding)		$11.84
Series II (net assets of $51,037,479 ÷ 4,329,692 shares outstanding)		$11.79
Series III (net assets of $583,633 ÷ 49,714 shares outstanding)		$11.74
Series NAV (net assets of $6,325,781 ÷ 532,618 shares outstanding)		$11.88
Quantitative All Cap
Series I (net assets of $300,332,205 ÷ 18,150,942 shares outstanding)		$16.55
Series II (net assets of $5,959,669 ÷ 360,591 shares outstanding)		$16.53
Series III (net assets of $1,221,635 ÷ 73,770 shares outstanding)		$16.56
Series NAV (net assets of $43,206 ÷ 2,604 shares outstanding)		$16.59
Quantitative Mid Cap
Series I (net assets of $18,240,948 ÷ 1,242,777 shares outstanding)		$14.68
Series II (net assets of $16,005,883 ÷ 1,098,924 shares outstanding)		$14.57
Series NAV (net assets of $11,953,080 ÷ 813,944 shares outstanding)		$14.69
Quantitative Value
Series I (net assets of $593,360 ÷ 39,136 shares outstanding)		$15.16
Series II (net assets of $3,124,283 ÷ 205,778 shares outstanding)		$15.18
Series NAV (net assets of $190,688,400 ÷ 12,584,850 shares outstanding)		$15.15

a Net of deferred foreign withholding taxes of $75,389 for Pacific Rim.

The accompanying notes are an integral part of the financial statements. 99

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

Assets	Real Estate Securities	Science & Technology	Small Cap	Small Cap Growth

Investments, at value	$1,214,637,698	$467,359,021	$145,915,591	$265,540,322
Securities loaned, at value (Note 2)	—	26,245,505	—	68,780,958
Repurchase agreements, at value	6,711,000	2,284,000	1,304,000	8,127,000
Cash	410	—	51,537	2,556
Foreign currency, at value	—	1,538,925	—	—
Receivable for investments sold	17,961,664	2,445,579	—	3,451,199
Receivable for shares sold	756,425	288	220,904	200
Dividends and interest receivable	5,880,305	120,693	11,225	21,622
Other assets	5,259	3,162	412	752
Total assets	1,245,952,761	499,997,173	147,503,669	345,924,609

Liabilities

Due to custodian	—	1,539,326	—	—
Payable for investments purchased	18,804,409	3,580,659	117,254	1,620,162
Payable for shares repurchased	332,317	642,946	203	854,652
Payable upon return of securities loaned	—	26,961,844	—	70,495,250
Payable to affiliates
Fund administration expenses	4,129	1,724	752	767
Other payables and accrued expenses	333,029	84,134	42,020	12,097
Total liabilities	19,473,884	32,810,633	160,229	72,982,928

Net assets

Capital paid-in	799,049,854	1,461,710,291	124,384,875	316,154,714
Accumulated undistributed net realized gain (loss) on investments,
futures contracts and foreign currency transactions	236,761,710	(1,024,404,849)	12,749,438	(89,068,360)
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	165,511,332	29,881,098	10,209,127	45,855,327
Undistributed net investment income (loss)	25,155,981	—	—	—
Net assets	$1,226,478,877	$467,186,540	$147,343,440	$272,941,681
Investments, including repurchase agreements, at cost	$1,055,837,366	$466,008,461	$137,010,464	$296,592,953
Foreign currency, at cost	—	$1,538,925	—	—

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Real Estate Securities		NAV per share
Series I (net assets of $265,479,971 ÷ 10,675,015 shares outstanding)		$24.87
Series II (net assets of $130,889,172 ÷ 5,269,453 shares outstanding)		$24.84
Series III (net assets of $1,782,285 ÷ 72,224 shares outstanding)		$24.68
Series NAV (net assets of $828,327,449 ÷ 33,360,627 shares outstanding)		$24.83
Science & Technology
Series I (net assets of $403,158,412 ÷ 34,253,968 shares outstanding)		$11.77
Series II (net assets of $62,259,017 ÷ 5,310,255 shares outstanding)		$11.72
Series III (net assets of $1,587,816 ÷ 135,238 shares outstanding)		$11.74
Series NAV (net assets of $181,295 ÷ 15,389 shares outstanding)		$11.78
Small Cap
Series I (net assets of $898,682 ÷ 62,846 shares outstanding)		$14.30
Series II (net assets of $673,116 ÷ 47,069 shares outstanding)		$14.30
Series NAV (net assets of $145,771,642 ÷ 10,187,919 shares outstanding)		$14.31
Small Cap Growth
Series I (net assets of $852,391 ÷ 83,885 shares outstanding)		$10.16
Series II (net assets of $18,966,186 ÷ 1,869,585 shares outstanding)		$10.14
Series NAV (net assets of $253,123,104 ÷ 24,890,249 shares outstanding)		$10.17

The accompanying notes are an integral part of the financial statements. 100

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

	Small Cap			Small
Assets	Opportunities	Small Cap Value	Small Company	Company Growth

Investments, at value	$371,489,977	$296,771,584	$66,608,034	$55,272,055
Securities loaned, at value (Note 2)	—	60,557,845	—	—
Repurchase agreements, at value	14,728,000	5,862,000	367,000	2,392,000
Cash	888	94	213	9,311
Receivable for investments sold	8,534,759	—	—	57,288
Receivable for shares sold	492,955	49,876	165,541	343,914
Dividends and interest receivable	1,095,454	399,349	85,023	13,702
Other assets	1,138	888	207	158
Total assets	396,343,171	363,641,636	67,226,018	58,088,428

Liabilities

Payable for investments purchased	5,797,437	1,468,559	146,340	68,278
Payable for shares repurchased	233,200	383,547	10,780	—
Payable upon return of securities loaned	—	62,069,267	—	—
Fund administration expenses	2,065	2,100	—	—
Other payables and accrued expenses	114,079	48,875	54,629	17,936
Total liabilities	6,146,781	63,972,348	211,749	86,214

Net assets

Capital paid-in	332,763,967	211,936,884	54,904,273	54,962,058
Accumulated undistributed net realized gain (loss) on investments,
futures contracts and foreign currency transactions	8,961,138	53,479,437	8,005,694	83,263
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	45,584,373	33,965,532	4,104,302	2,956,893
Undistributed net investment income (loss)	2,886,912	287,435	—	—
Net assets	$390,196,390	$299,669,288	$67,014,269	$58,002,214
Investments, including repurchase agreements, at cost	$340,633,426	$329,225,897	$62,870,732	$54,707,162

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Small Cap Opportunities		NAV per share
Series I (net assets of $124,231,630 ÷ 5,443,376 shares outstanding)		$22.82
Series II (net assets of $82,550,491 ÷ 3,634,573 shares outstanding)		$22.71
Series NAV (net assets of $183,414,269 ÷ 8,073,345 shares outstanding)		$22.72
Small Cap Value
Series I (net assets of $511,153 ÷ 24,412 shares outstanding)		$20.94
Series II (net assets of $34,117,280 ÷ 1,632,235 shares outstanding)		$20.90
Series NAV (net assets of $265,040,855 ÷ 12,660,138 shares outstanding)		$20.94
Small Company
Series I (net assets of $602,147 ÷ 38,216 shares outstanding)		$15.76
Series II (net assets of $26,374,258 ÷ 1,679,472 shares outstanding)		$15.70
Series NAV (net assets of $40,037,864 ÷ 2,539,985 shares outstanding)		$15.76
Small Company Growth
Series NAV (net assets of $58,002,214 ÷ 4,365,642 shares outstanding)		$13.29

The accompanying notes are an integral part of the financial statements. 101

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

				Strategic
Assets	Small Company Value	Special Value	Spectrum Income	Opportunities

Investments, at value	$637,278,744	$73,535,222	$517,165,175	$456,132,066
Securities loaned, at value (Note 2)	2,175,150	—	—	55,645,056
Repurchase agreements, at value	882,000	6,156,000	37,428,000	1,061,000
Cash	638	—	238,848	924
Foreign currency, at value	—	—	1,448,281	258,026
Receivable for investments sold	4,841,290	3,388	1,252,772	5,634,966
Receivable for shares sold	423,306	312,354	132,858	—
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	413,459	—
Dividends and interest receivable	1,794,758	64,676	5,373,935	588,880
Receivable for futures variation margin	—	—	1,979	—
Other assets	1,959	1,335	1,555	1,413
Total assets	647,397,845	80,072,975	563,456,862	519,322,331

Liabilities

Due to custodian	—	2,443	—	—
Capital gains withholding tax	—	—	—	37,534
Payable for investments purchased	6,063,370	539,688	2,119,793	1,686,994
Payable for delayed delivery securities purchased	—	—	9,952,154	—
Payable for shares repurchased	236,350	12,034	—	343,416
Payable upon return of securities loaned	2,231,250	—	—	56,973,702
Payable for futures variation margin	—	—	—	—
Payable for forward foreign currency exchange contracts (Note 2)	—	—	227,026	—
Payable to affiliates
Fund administration expenses	2,704	167	—	1,658
Other payables and accrued expenses	91,678	29,788	77,163	50,706
Total liabilities	8,625,352	584,120	12,376,136	59,094,010

Net assets

Capital paid-in	368,213,022	67,719,700	542,344,528	961,290,332
Accumulated undistributed net realized gain (loss) on investments,
futures contracts and foreign currency transactions	101,082,655	8,441,205	(164,628)	(562,106,846)
Unrealized appreciation (depreciation) on investments, futures contracts,
and translation of assets and liabilities in foreign currencies[a]	169,084,748	3,271,693	5,289,848	60,996,173
Undistributed net investment income (loss)	392,068	56,257	3,610,978	48,662
Net assets	$638,772,493	$79,488,855	$551,080,726	$460,228,321
Investments, including repurchase agreements, at cost	$471,251,146	$76,419,529	$549,483,606	$451,808,428
Foreign currency, at cost	—	—	$1,449,984	$253,949

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Small Company Value		NAV per share
Series I (net assets of $291,314,431 ÷ 13,115,136 shares outstanding)		$22.21
Series II (net assets of $199,488,114 ÷ 9,015,299 shares outstanding)		$22.13
Series NAV (net assets of $147,969,948 ÷ 6,669,841 shares outstanding)		$22.18
Special Value
Series I (net assets of $1,690,829 ÷ 86,061 shares outstanding)		$19.65
Series II (net assets of $8,156,077 ÷ 417,588 shares outstanding)		$19.53
Series III (net assets of $643,694 ÷ 32,864 shares outstanding)		$19.59
Series NAV (net assets of $68,998,255 ÷ 3,511,063 shares outstanding)		$19.65
Spectrum Income
Series NAV (net assets of $551,080,726 ÷ 43,352,862 shares outstanding)		$12.71
Strategic Opportunities
Series I (net assets of $434,239,368 ÷ 36,359,894 shares outstanding)		$11.94
Series II (net assets of $25,819,699 ÷ 2,166,577 shares outstanding)		$11.92
Series NAV (net assets of $169,254 ÷ 14,163 shares outstanding)		$11.95

a Net of deferred foreign withholding taxes of $37,534 for Strategic Opportunities.
The accompanying notes are an integral part of the financial statements. 102

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2005

		U.S. Global
Assets	Strategic Value	Leaders Growth	U.S. Large Cap	U.S. Multi Sector

Investments, at value	$170,742,079	$415,356,637	$608,738,859	$775,500,923
Securities loaned, at value (Note 2)	—	—	46,686,023	—
Repurchase agreements, at value	—	14,416,000	10,111,000	75,515,000
Cash	476	974	381	75,503
Receivable for investments sold	—	—	137,384	—
Receivable for shares sold	227,294	2,062,433	100	3,138,699
Dividends and interest receivable	272,281	337,027	730,253	875,136
Other assets	505	2,383	1,903	2,387
Total assets	171,242,635	432,175,454	666,405,903	855,107,648

Liabilities

Payable for investments purchased	2,648,857	5,467,958	1,677,257	76,220
Payable for shares repurchased	64,725	157,310	568,356	—
Payable upon return of securities loaned	—	—	47,869,984	—
Payable for futures variation margin	—	—	—	177,550
Payable to affiliates
Fund administration expenses	—	2,490	2,498	2,033
Other payables and accrued expenses	38,549	116,252	152,559	104,038
Total liabilities	2,752,131	5,744,010	50,270,654	359,841

Net assets

Capital paid-in	151,876,312	414,685,677	731,635,090	821,776,220
Accumulated undistributed net realized gain (loss) on investments
and futures contracts	6,025,248	(1,002,549)	(191,475,091)	2,778,332
Unrealized appreciation (depreciation) on investments and
futures contracts	9,252,805	12,735,429	72,809,369	28,973,637
Undistributed net investment income (loss)	1,336,139	12,887	3,165,881	1,219,618
Net assets	$168,490,504	$426,431,444	$616,135,249	$854,747,807
Investments, including repurchase agreements, at cost	$161,489,274	$417,037,208	$592,726,513	$821,317,427

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Strategic Value		NAV per share
Series I (net assets of $29,637,250 ÷ 2,787,531 shares outstanding)		$10.63
Series II (net assets of $27,366,031 ÷ 2,580,770 shares outstanding)		$10.60
Series NAV (net assets of $111,487,223 ÷ 10,514,150 shares outstanding)		$10.60
U.S. Global Leaders Growth
Series I (net assets of $43,451,015 ÷ 3,331,587 shares outstanding)		$13.04
Series II (net assets of $36,581,152 ÷ 2,804,374 shares outstanding)		$13.04
Series III (net assets of $48,990 ÷ 3,765 shares outstanding)		$13.01
Series NAV (net assets of $346,350,287 ÷ 26,547,245 shares outstanding)		$13.05
U.S. Large Cap
Series I (net assets of $485,046,480 ÷ 32,874,922 shares outstanding)		$14.75
Series II (net assets of $128,616,069 ÷ 8,750,737 shares outstanding)		$14.70
Series NAV (net assets of $2,472,700 ÷ 167,760 shares outstanding)		$14.74
U.S. Multi Sector
Series NAV (net assets of $854,747,807 ÷ 65,493,831 shares outstanding)		$13.05

The accompanying notes are an integral part of the financial statements. 103

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

			Value &
Assets	Utilities	Value	Restructuring	Vista

Investments, at value	$144,849,427	$308,991,277	$147,102,059	$66,807,864
Securities loaned, at value (Note 2)	7,777,746	—	—	—
Repurchase agreements, at value	—	—	5,911,000	2,124,000
Cash	929	475,495	260	62
Foreign currency, at value	41,600	—	20,818	—
Receivable for investments sold	2,572,964	1,382,139	—	630,833
Receivable for shares sold	2,278	39,316	55,263	275,034
Receivable for forward foreign currency exchange contracts (Note 2)	155,270	—	—	—
Dividends and interest receivable	432,749	461,916	315,542	48,235
Other assets	1,551	938	437	188
Total assets	155,834,514	311,351,081	153,405,379	69,886,216

Liabilities

Payable for investments purchased	1,239,145	—	317,881	995,688
Payable for shares repurchased	173,932	679,058	—	—
Payable upon return of securities loaned	7,975,737	—	—	—
Payable for options written, at value	—	—	254,890	—
Payable for forward foreign currency exchange contracts (Note 2)	138,182	—	—	—
Payable to affiliates
Fund administration expenses	432	1,074	372	161
Other payables and accrued expenses	61,048	50,001	32,509	19,033
Total liabilities	9,588,476	730,133	605,652	1,014,882

Net assets

Capital paid-in	112,343,943	226,896,753	143,832,927	65,843,089
Accumulated undistributed net realized gain (loss) on investments,
options written and foreign currency transactions	18,143,398	44,403,858	534,363	(646,077)
Unrealized appreciation (depreciation) on investments, options written
and translation of assets and liabilities in foreign currencies	12,371,696	38,202,487	7,941,794	3,674,733
Undistributed net investment income (loss)	3,387,001	1,117,850	490,643	(411)
Net assets	$146,246,038	$310,620,948	$152,799,727	$68,871,334
Investments, including repurchase agreements, at cost	$140,271,104	$270,788,790	$144,949,941	$65,257,621
Foreign currency, at cost	$41,761	—	$20,788	—

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Utilities		NAV per share
Series I (net assets of $88,876,317 ÷ 6,744,218 shares outstanding)		$13.18
Series II (net assets of $53,748,157 ÷ 4,102,732 shares outstanding)		$13.10
Series III (net assets of $489,645 ÷ 37,480 shares outstanding)		$13.06
Series NAV (net assets of $3,131,919 ÷ 237,731 shares outstanding)		$13.17
Value
Series I (net assets of $263,122,617 ÷ 12,017,549 shares outstanding)		$21.89
Series II (net assets of $46,082,837 ÷ 2,112,601 shares outstanding)		$21.81
Series NAV (net assets of $1,415,494 ÷ 64,648 shares outstanding)		$21.90
Value & Restructuring
Series NAV (net assets of $152,799,727 ÷ 11,481,912 shares outstanding)		$13.31
Vista
Series NAV (net assets of $68,871,334 ÷ 5,251,043 shares outstanding)		$13.12

The accompanying notes are an integral part of the financial statements. 104

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

				American Blue Chip
Investment income	All Cap Core	All Cap Growth	All Cap Value	Income and Growth

Dividends	$3,773,741	$5,083,298	$6,358,496	$1,834,730
Securities lending	36,506	51,910	28,631	—
Interest	227,861	554,827	311,685	—
Less foreign taxes withheld	(329)	(28,182)	(24,982)	—
Total investment income	4,037,779	5,661,853	6,673,830	1,834,730

Expenses

Investment management fees (Note 3)	1,902,798	4,969,132	3,232,395	—
Series I distribution and service fees (Note 3)	198,790	303,227	100,349	14,352
Series II distribution and service fees (Note 3)	33,578	167,820	258,686	895,719
Series III distribution and service fees (Note 3)	—	272[a]	2,557	—
Transfer agent fees for Series III (Note 3)	—	—	2,324	—
Blue sky fees for Series III (Note 3)	—	—	1,366	—
Fund administration fees (Note 3)	19,968	48,379	32,984	14,211
Audit and legal fees	22,283	32,449	27,197	14,368
Printing and postage fees	28,983	70,308	48,190	21,192
Custodian fees	92,878	165,757	129,535	—
Miscellaneous	6,197	14,664	8,928	4,179
Trustees’ fees (Note 4)	5,608	13,487	9,084	3,996
Registration and filing fees	7,688	18,297	11,817	5,539
Total expenses	2,318,771	5,803,792	3,865,412	973,556
Less expense reductions (Note 3)	—	—	(3,690)	—
Net expenses	2,318,771	5,803,792	3,861,722	973,556
Net investment income (loss)	1,719,008	(141,939)	2,812,108	861,174

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	28,368,966	91,331,040	62,801,217	3,416,394
Futures contracts	1,075,621	3,225,519	—	—
Options written	—	(292,164)	—	—
Foreign currency transactions	—	(53,556)	—	—
Change in net unrealized appreciation (depreciation) of
Investments	(9,457,647)	(55,384,990)	(50,728,176)	7,578,192
Futures contracts	(869,411)	—	—	—
Translation of assets and liabilities in foreign currencies	—	(1,090)	—	—
Net realized and unrealized gain (loss)	19,117,529	38,824,759	12,073,041	10,994,586

Increase (decrease) in net assets from operations	$20,836,537	$38,682,820	$14,885,149	$11,855,760

a Period from 1-1-05 to 3-1-05.

The accompanying notes are an integral part of the financial statements. 105

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

	American	American	American Growth-	American
Investment income	Bond[a]	Growth	Income	International

Dividends	—	$7,185,568	$13,598,229	$8,544,569
Total investment income	—	7,185,568	13,598,229	8,544,569

Expenses

Series I distribution and service fees (Note 3)	$14	120,598	37,852	72,312
Series II distribution and service fees (Note 3)	140,114	4,410,183	3,455,993	2,203,639
Fund administration fees (Note 3)	790	63,917	50,001	30,582
Audit and legal fees	9,705	31,697	26,626	20,268
Printing and postage fees	3,680	98,070	76,016	49,103
Miscellaneous	185	14,335	10,827	7,547
Trustees’ fees (Note 4)	381	17,757	13,804	8,563
Registration and filing fees	890	23,694	18,078	11,165
Total expenses	155,759	4,780,251	3,689,197	2,403,179
Net investment income (loss)	(155,759)	2,405,317	9,909,032	6,141,390

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(15,544)	8,657,059	1,205,003	8,115,939
Change in net unrealized appreciation (depreciation) of
Investments	718,201	135,848,935	31,494,681	89,719,414
Net realized and unrealized gain (loss)	702,657	144,505,994	32,699,684	97,835,353

Increase (decrease) in net assets from operations	$546,898	$146,911,311	$42,608,716	$103,976,743

a Period from 7-29-05 (commencement of operations) to 12-31-05.

The accompanying notes are an integral part of the financial statements. 106

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

Investment income	Blue Chip Growth	Capital Appreciation	Classic Value	Core Equity

Dividends	$24,821,992	$2,126,551	$396,094	$4,277,085
Securities lending	88,546	24,501	896	—
Interest	688,614	318,978	18,607	172,162
Less foreign taxes withheld	(125,301)	(46,808)	(388)	(11,325)
Total investment income	25,473,851	2,423,222	415,209	4,437,922

Expenses

Investment management fees (Note 3)	17,653,311	2,574,514	171,189	4,052,636
Series I distribution and service fees (Note 3)	836,575	62,084	3,780	50,694
Series II distribution and service fees (Note 3)	652,711	165,586	42,882	245,562
Series III distribution and service fees (Note 3)	3,454	188[a]	—	523[a]
Transfer agent fees for Series III (Note 3)	4,087	—	—	—
Blue sky fees for Series III (Note 3)	1,485	—	—	—
Fund administration fees (Note 3)	156,858	22,542	1,385	38,834
Audit and legal fees	169,339	23,179	15,532	28,461
Printing and postage fees	516,635	34,384	2,172	58,222
Custodian fees	464,182	89,502	28,961	133,866
Miscellaneous	62,418	6,763	1,582	10,049
Trustees’ fees (Note 4)	56,571	6,320	386	10,750
Registration and filing fees	64,343	8,329	497	14,136
Total expenses	20,641,969	2,993,391	268,366	4,643,733
Less expense reductions (Note 3)	(651,232)	—	—	—
Net expenses	19,990,737	2,993,391	268,366	4,643,733
Net investment income (loss)	5,483,114	(570,169)	146,843	(205,811)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	89,867,894	46,912,247	1,661,827	28,240,435
Foreign currency transactions	(98,380)	(2,395)	—	(8,956)
Change in net unrealized appreciation (depreciation) of
Investments	76,253,328	(3,206,146)	441,593	(3,308,855)
Translation of assets and liabilities in foreign currencies	(709)	—	—	—
Net realized and unrealized gain (loss)	166,022,133	43,703,706	2,103,420	24,922,624

Increase (decrease) in net assets from operations	$171,505,247	$43,133,537	$2,250,263	$24,716,813

a Period from 1-1-05 to 3-1-05.

The accompanying notes are an integral part of the financial statements. 107

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

			Emerging
Investment income	Dynamic Growth	Emerging Growth	Small Company	Equity-Income

Dividends	$479,762	$787,908	$1,936,722	$54,572,633
Securities lending	35,066	61,484	170,993	177,556
Interest	62,519	240,867	139,845	4,029,630
Less foreign taxes withheld	(1,449)	(676)	(7,320)	(385,540)
Total investment income	575,898	1,089,583	2,240,240	58,394,279

Expenses

Investment management fees (Note 3)	1,617,232	1,651,002	4,540,570	18,776,556
Series I distribution and service fees (Note 3)	105,942	187,600	272,884	930,025
Series II distribution and service fees (Note 3)	117,139	24,781	225,677	1,013,724
Series III distribution and service fees (Note 3)	—	779	468	2,796
Transfer agent fees for Series III (Note 3)	—	930	656	4,042
Blue sky fees for Series III (Note 3)	—	1,289	1,282	1,645
Fund administration fees (Note 3)	13,280	22,355	38,925	171,796
Audit and legal fees	19,921	23,511	29,596	147,516
Printing and postage fees	19,907	28,721	56,449	402,326
Custodian fees	55,668	85,881	141,151	398,287
Miscellaneous	5,319	4,583	16,744	62,918
Trustees’ fees (Note 4)	3,747	5,916	10,852	50,298
Registration and filing fees	5,048	6,900	14,742	66,118
Total expenses	1,963,203	2,044,248	5,349,996	22,028,047
Less expense reductions (Note 3)	—	(2,219)	(1,938)	(699,060)
Net expenses	1,963,203	2,042,029	5,348,058	21,328,987
Net investment income (loss)	(1,387,305)	(952,446)	(3,107,818)	37,065,292

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	18,775,551	31,037,759	50,605,570	146,068,766
Futures contracts	—	(85,680)	—	—
Foreign currency transactions	—	—	(18)	(45,358)
Change in net unrealized appreciation (depreciation) of
Investments	2,683,350	(32,065,907)	(36,409,791)	(81,364,069)
Translation of assets and liabilities in foreign currencies	—	—	(2)	(4,649)
Net realized and unrealized gain (loss)	21,458,901	(1,113,828)	14,195,759	64,654,690

Increase (decrease) in net assets from operations	$20,071,596	($2,066,274)	$11,087,941	$101,719,982

The accompanying notes are an integral part of the financial statements. 108

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

Investment income	Financial Services	Fundamental Value	Global	Global Allocation

Dividends	$1,640,488	$15,811,906	$9,620,757	$2,572,432
Securities lending	51,438	51,110	224,910	39,152
Interest	143,785	1,997,092	157,328	2,167,375
Less foreign taxes withheld	—	(307,805)	(855,884)	(125,836)
Total investment income	1,835,711	17,552,303	9,147,111	4,653,123

Expenses

Investment management fees (Note 3)	1,060,684	7,610,909	3,031,854	1,484,826
Series I distribution and service fees (Note 3)	41,701	243,242	287,554	71,942
Series II distribution and service fees (Note 3)	117,753	736,558	90,341	239,767
Series III distribution and service fees (Note 3)	580	2,767	754	102[a]
Transfer agent fees for Series III (Note 3)	772	2,878	912	—
Blue sky fees for Series III (Note 3)	1,299	1,399	1,302	—
Fund administration fees (Note 3)	8,508	71,100	29,701	15,703
Audit and legal fees	23,692	40,975	26,396	20,378
Printing and postage fees	25,446	106,952	43,634	22,559
Custodian fees	48,124	230,946	464,444	271,383
Miscellaneous	3,306	23,169	10,502	4,347
Trustees’ fees (Note 4)	2,694	19,825	8,340	4,253
Registration and filing fees	3,440	26,431	11,337	5,251
Total expenses	1,337,999	9,117,151	4,007,071	2,140,511
Less expense reductions (Note 3)	(34,497)	(250,146)	(190,667)	—
Net expenses	1,303,502	8,867,005	3,816,404	2,140,511
Net investment income (loss)	532,209	8,685,298	5,330,707	2,512,612

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	2,735,775	43,425,930	33,449,466	17,049,760
Foreign currency transactions	(6,101)	26,543	(223,235)	(1,035,375)
Change in net unrealized appreciation (depreciation) of
Investments	12,466,100	28,600,224	(49,605)	(9,733,909)
Translation of assets and liabilities in foreign currencies	(3,336)	(3,634)	(71,819)	24,938
Net realized and unrealized gain (loss)	15,192,438	72,049,063	33,104,807	6,305,414

Increase (decrease) in net assets from operations	$15,724,647	$80,734,361	$38,435,514	$8,818,026

a Period from 1-1-05 to 3-1-05.

The accompanying notes are an integral part of the financial statements. 109

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

Investment income	Growth & Income	Growth & Income II	Health Sciences	Income & Value

Dividends	$23,652,323	$32,001,818	$575,274	$6,722,447
Securities lending	62,254	100,316	—	106,677
Interest	224,038	130,041	71,414	11,149,762
Less foreign taxes withheld	(23,960)	(89,603)	(17,702)	(141,792)
Total investment income	23,914,655	32,142,572	628,986	17,837,094

Expenses

Investment management fees (Note 3)	8,444,839	14,400,563	2,148,480	5,073,198
Series I distribution and service fees (Note 3)	1,026,025	—	95,009	480,350
Series II distribution and service fees (Note 3)	315,523	—	210,968	330,845
Series III distribution and service fees (Note 3)	2,469	—	1,230	—
Transfer agent fees for Series III (Note 3)	2,965	—	1,288	—
Blue sky fees for Series III (Note 3)	1,411	—	1,345	—
Fund administration fees (Note 3)	108,000	107,475	15,255	56,677
Audit and legal fees	55,006	145,166	23,692	38,810
Printing and postage fees	156,269	1,396,225	26,985	102,509
Custodian fees	232,966	432,259	164,872	285,821
Miscellaneous	43,495	45,443	6,890	18,353
Trustees’ fees (Note 4)	30,404	66,540	4,312	15,889
Registration and filing fees	42,429	64,653	5,864	21,691
Total expenses	10,461,801	16,658,324	2,706,190	6,424,143
Less expense reductions (Note 3)	(4,376)	—	(62,314)	—
Net expenses	10,457,425	16,658,324	2,643,876	6,424,143
Net investment income (loss)	13,457,230	15,484,248	(2,014,890)	11,412,951

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	134,138,747	221,317,259	22,470,018	44,764,565
Futures contracts	543,540	—	—	—
Options written	—	—	4,039,069	—
Foreign currency transactions	—	59	(11,855)	25,717
Change in net unrealized appreciation (depreciation) of
Investments	(125,644,427)	(51,864,698)	2,635,374	(24,264,230)
Futures contracts	(190,640)	—	—	—
Options written	—	—	1,410,770	—
Translation of assets and liabilities in foreign currencies	—	(146)	(580)	(11,490)
Net realized and unrealized gain (loss)	8,847,220	169,452,474	30,542,796	20,514,562

Increase (decrease) in net assets from operations	$22,304,450	$184,936,722	$28,527,906	$31,927,513

The accompanying notes are an integral part of the financial statements. 110

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

	International	International	International	International
Investment income	Opportunities[a]	Small Cap	Stock	Value

Dividends	$6,017,636	$14,727,288	$19,711,540	$45,234,892
Securities lending	—	513,321	655,704	958,063
Interest	238,531	714,414	391,922	789,098
Less foreign taxes withheld	(248,835)	(1,707,483)	(1,865,609)	(3,990,605)
Total investment income	6,007,332	14,247,540	18,893,557	42,991,448

Expenses

Investment management fees (Note 3)	2,249,136	5,159,926	6,442,455	10,236,581
Series I distribution and service fees (Note 3)	45	176,854	175,997	343,479
Series II distribution and service fees (Note 3)	5,526	218,407	218,950	662,419
Series III distribution and service fees (Note 3)	—	793	596[b]	—
Transfer agent fees for Series III (Note 3)	—	1,440	—	—
Blue sky fees for Series III (Note 3)	—	1,345	—	—
Fund administration fees (Note 3)	16,846	42,193	52,774	86,699
Audit and legal fees	22,016	31,425	34,678	60,457
Printing and postage fees	26,486	63,124	79,683	159,592
Custodian fees	244,998	986,693	1,731,830	1,940,693
Miscellaneous	4,307	11,654	20,704	42,418
Trustees’ fees (Note 4)	4,972	11,709	14,703	26,238
Registration and filing fees	6,588	15,421	19,471	34,653
Total expenses	2,580,920	6,720,984	8,791,841	13,593,229
Less expense reductions (Note 3)	—	(2,785)	—	(450,001)
Net expenses	2,580,920	6,718,199	8,791,841	13,143,228
Net investment income (loss)	3,426,412	7,529,341	10,101,716	29,848,220

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments[c]	20,504,368	73,718,319	136,070,844	137,069,159
Futures contracts	—	—	2,401,388	—
Foreign currency transactions	(1,099,493)	(899,931)	(5,248,615)	(2,572,493)
Change in net unrealized appreciation (depreciation) of
Investments[d]	50,935,292	(24,241,106)	(21,205,647)	(17,457,402)
Futures contracts	—	—	862,267	—
Translation of assets and liabilities in foreign currencies	(45,878)	(85,523)	542,674	39,886
Net realized and unrealized gain (loss)	70,294,289	48,491,759	113,422,911	117,079,150

Increase (decrease) in net assets from operations	$73,720,701	$56,021,100	$123,524,627	$146,927,370

a Period from 4-29-05 (commencement of operations) to 12-31-05.
b Period from 1-1-05 to 3-1-05.
c Net of foreign withholding taxes of $7,599 for International Small Cap.
d Net of $38,505 increase in deferred foreign withholding taxes for International Small Cap.

The accompanying notes are an integral part of the financial statements. 111

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

Investment income	Large Cap[a]	Large Cap Growth	Large Cap Value	Managed

Dividends	$1,323,564	$7,031,520	$3,368,553	$21,907,477
Securities lending	—	22,888	6,651	235,226
Interest	56,641	154,155	53,718	30,426,246
Less foreign taxes withheld	—	(20,501)	—	(102,571)
Total investment income	1,380,205	7,188,062	3,428,922	52,466,378

Expenses

Investment management fees (Note 3)	685,053	4,571,869	1,869,079	13,851,727
Series I distribution and service fees (Note 3)	99	290,213	25,373	—
Series II distribution and service fees (Note 3)	583	268,099	224,163	—
Series III distribution and service fees (Note 3)	—	—	163[b]	—
Fund administration fees (Note 3)	5,820	39,627	16,348	85,692
Audit and legal fees	17,129	46,906	20,649	177,653
Printing and postage fees	9,219	97,172	24,930	314,008
Custodian fees	44,997	145,997	72,242	647,505
Miscellaneous	1,775	18,641	32,058	55,551
Trustees’ fees (Note 4)	1,725	11,694	4,485	66,352
Registration and filing fees	2,294	16,078	5,543	55,214
Total expenses	768,694	5,506,296	2,295,033	15,253,702
Net investment income (loss)	611,511	1,681,766	1,133,889	37,212,676

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	3,263,414	40,821,357	21,890,513	215,802,660
Futures contracts	60,466	—	—	255,754
Foreign currency transactions	—	11,468	—	—
Change in net unrealized appreciation (depreciation) of
Investments	8,413,059	(31,188,407)	6,271,664	(199,887,263)
Futures contracts	(35,685)	—	—	(285,960)
Translation of assets and liabilities in foreign currencies	—	(1,567)	—	—
Net realized and unrealized gain (loss)	11,701,254	9,642,851	28,162,177	15,885,191

Increase (decrease) in net assets from operations	$12,312,765	$11,324,617	$29,296,066	$53,097,867

a Period from 4-29-05 (commencement of operations) to 12-31-05.
b Period from 1-1-05 to 3-1-05.

The accompanying notes are an integral part of the financial statements. 112

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

Investment income	Mid Cap Core	Mid Cap Stock	Mid Cap Value	Mid Value

Dividends	$1,723,149	$4,347,108	$10,736,530	$2,284,399
Securities lending	7,273	178,150	53,213	34,013
Interest	913,764	1,133,443	346,381	156,948
Less foreign taxes withheld	(17,954)	(38,606)	(21,043)	(16,764)
Total investment income	2,626,232	5,620,095	11,115,081	2,458,596

Expenses

Investment management fees (Note 3)	1,406,820	6,855,294	5,825,921	1,645,060
Series I distribution and service fees (Note 3)	9,767	279,007	300,676	66
Series II distribution and service fees (Note 3)	121,457	471,267	714,771	3,078
Series III distribution and service fees (Note 3)	50[a]	7,240	5,087	—
Transfer agent fees for Series III (Note 3)	—	6,825	6,041	—
Blue sky fees for Series III (Note 3)	—	1,637	1,583	—
Fund administration fees (Note 3)	8,379	55,233	56,247	8,159
Audit and legal fees	18,244	64,250	35,397	22,498
Printing and postage fees	14,307	148,879	82,614	51,953
Custodian fees	78,999	295,110	143,572	86,426
Miscellaneous	3,212	61,834	14,774	4,245
Trustees’ fees (Note 4)	2,461	17,241	15,540	3,588
Registration and filing fees	3,521	23,251	20,386	3,650
Total expenses	1,667,217	8,287,068	7,222,609	1,828,723
Less expense reductions (Note 3)	—	(8,462)	(7,624)	(30,427)
Net expenses	1,667,217	8,278,606	7,214,985	1,798,296
Net investment income (loss)	959,015	(2,658,511)	3,900,096	660,300

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	8,917,631	128,366,964	98,855,462	13,420,767
Foreign currency transactions	(4,489)	2,117	—	2,272
Change in net unrealized appreciation (depreciation) of
Investments	6,882,617	38,165,129	(54,737,657)	(3,497,154)
Options written	(64,497)	—	—	—
Translation of assets and liabilities in foreign currencies	(10)	(719)	—	18
Net realized and unrealized gain (loss)	15,731,252	166,533,491	44,117,805	9,925,903

Increase (decrease) in net assets from operations	$16,690,267	$163,874,980	$48,017,901	$10,586,203

a Period from 1-1-05 to 3-1-05.

The accompanying notes are an integral part of the financial statements. 113

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

Investment income	Money Market	Money Market B	Natural Resources	Overseas Equity

Dividends	—	—	$12,551,311	$6,127,661
Securities lending	—	—	262,343	166,279
Interest	$79,421,792	$15,006,436	650,628	154,798
Less foreign taxes withheld	—	—	(820,401)	(602,008)
Total investment income	79,421,792	15,006,436	12,643,881	5,846,730

Expenses

Investment management fees (Note 3)	10,844,737	1,964,984	6,966,033	2,431,998
Series I distribution and service fees (Note 3)	1,856,376	—	75,662	39
Series II distribution and service fees (Note 3)	629,186	—	565,911	2,454
Series III distribution and service fees (Note 3)	21,091	—	3,761	—
Transfer agent fees for Series III (Note 3)	23,946	—	3,785	—
Blue sky fees for Series III (Note 3)	3,487	—	1,462	—
Fund administration fees (Note 3)	194,453	24,328	50,897	11,240
Audit and legal fees	82,607	84,105	33,518	45,316
Printing and postage fees	278,148	85,571	78,714	—
Custodian fees	304,683	82,881	309,643	527,834
Miscellaneous	65,667	57,218	19,236	22,662
Trustees’ fees (Note 4)	53,956	31,133	14,125	11,618
Registration and filing fees	72,531	19,878	18,200	7,602
Total expenses	14,430,868	2,350,098	8,140,947	3,060,763
Less expense reductions (Note 3)	(27,433)	(1,042,052)	(5,247)	—
Net expenses	14,403,435	1,308,046	8,135,700	3,060,763
Net investment income (loss)	65,018,357	13,698,390	4,508,181	2,785,967

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	—	(3,675)	151,480,314	16,485,978
Foreign currency transactions	—	—	—	896,275
Change in net unrealized appreciation (depreciation) of
Investments	—	—	118,050,790	19,195,348
Translation of assets and liabilities in foreign currencies	—	—	(916)	(138,727)
Net realized and unrealized gain (loss)	—	(3,675)	269,530,188	36,438,874

Increase (decrease) in net assets from operations	$65,018,357	$13,694,715	$274,038,369	$39,224,841

The accompanying notes are an integral part of the financial statements. 114

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

Investment income	Pacific Rim	Quantitative All Cap	Quantitative Mid Cap	Quantitative Value

Dividends	$2,697,835	$4,914,727	$937,543	$6,497,321
Securities lending	65,458	81,597	15,019	18,145
Interest	143,631	84,361	88,657	217,594
Less foreign taxes withheld	(257,936)	(50,882)	—	(26,127)
Total investment income	2,648,988	5,029,803	1,041,219	6,706,933

Expenses

Investment management fees (Note 3)	931,033	2,129,616	890,044	2,095,251
Series I distribution and service fees (Note 3)	70,713	258,694	97,332	118,606
Series II distribution and service fees (Note 3)	89,320	14,548	37,577	30,282
Series III distribution and service fees (Note 3)	583	4,543	—	85[c]
Transfer agent fees for Series III (Note 3)	515	5,212	—	—
Blue sky fees for Series III (Note 3)	1,276	1,517	—	—
Fund administration fees (Note 3)	8,739	25,689	11,189	22,340
Audit and legal fees	19,671	24,034	18,952	22,705
Printing and postage fees	13,254	35,320	15,700	33,090
Custodian fees	236,937	91,009	61,375	89,517
Miscellaneous	2,807	8,070	5,007	7,901
Trustees’ fees (Note 4)	2,467	6,987	3,078	6,235
Registration and filing fees	4,798	8,716	3,925	8,233
Total expenses	1,382,113	2,613,955	1,144,179	2,434,245
Less expense reductions (Note 3)	(1,791)	(6,729)	—	—
Net expenses	1,380,322	2,607,226	1,144,179	2,434,245
Net investment income (loss)	1,268,666	2,422,577	(102,960)	4,272,688

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments[a]	6,253,067	33,754,447	29,770,290	33,958,240
Foreign currency transactions	(63,819)	(1,166)	—	(551)
Change in net unrealized appreciation (depreciation) of
Investments[b]	23,210,710	(10,749,073)	(19,655,868)	(16,853,180)
Translation of assets and liabilities in foreign currencies	(167,469)	—	—	—
Net realized and unrealized gain (loss)	29,232,489	23,004,208	10,114,422	17,104,509

Increase (decrease) in net assets from operations	$30,501,155	$25,426,785	$10,011,462	$21,377,197

a Net of foreign withholding taxes of $142,993 for Pacific Rim.
b Net of $280,906 decrease in deferred foreign withholding taxes for Pacific Rim.
c Period from 1-1-05 to 3-1-05.

The accompanying notes are an integral part of the financial statements. 115

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

Investment income	Real Estate Securities	Science & Technology	Small Cap[a]	Small Cap Growth

Dividends	$51,037,706	$2,538,424	$457,957	$429,750
Securities lending	59,397	65,230	—	124,046
Interest	311,893	206,004	133,722	98,835
Less foreign taxes withheld	(32,827)	(118,016)	—	(200)
Total investment income	51,376,169	2,691,642	591,679	652,431

Expenses

Investment management fees (Note 3)	7,953,455	4,974,691	1,157,054	2,355,220
Series I distribution and service fees (Note 3)	353,670	356,721	296	52
Series II distribution and service fees (Note 3)	507,697	178,997	412	10,830
Series III distribution and service fees (Note 3)	6,370	5,771	—	—
Transfer agent fees for Series III (Note 3)	7,596	5,505	—	—
Blue sky fees for Series III (Note 3)	1,710	1,554	—	—
Fund administration fees (Note 3)	82,816	39,364	10,709	10,817
Audit and legal fees	84,004	30,050	18,847	21,957
Printing and postage fees	216,084	56,966	16,309	20,848
Custodian fees	204,480	180,734	49,227	100,043
Miscellaneous	48,916	13,894	2,541	9,129
Trustees’ fees (Note 4)	26,116	11,093	3,127	3,265
Registration and filing fees	32,415	15,708	4,062	5,162
Total expenses	9,525,329	5,871,048	1,262,584	2,537,323
Less expense reductions (Note 3)	(9,306)	(148,018)	—	—
Net expenses	9,516,023	5,723,030	1,262,584	2,537,323
Net investment income (loss)	41,860,146	(3,031,388)	(670,905)	(1,884,892)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	220,615,346	37,543,537	12,603,632	26,446,985
Futures contracts	—	—	816,711	—
Foreign currency transactions	—	(1,686)	—	—
Change in net unrealized appreciation (depreciation) of
Investments	(124,447,175)	(28,217,989)	10,209,127	11,802,858
Translation of assets and liabilities in foreign currencies	—	(152)	—	—
Net realized and unrealized gain (loss)	96,168,171	9,323,710	23,629,470	38,249,843

Increase (decrease) in net assets from operations	$138,028,317	$6,292,322	$22,958,565	$36,364,951

a Period from 4-29-05 (commencement of operations) to 12-31-05.

The accompanying notes are an integral part of the financial statements. 116

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

	Small Cap			Small
Investment income	Opportunities	Small Cap Value	Small Company	Company Growth[a]

Dividends	$7,061,916	$3,410,881	$826,227	$24,790
Securities lending	183,044	64,604	36,144	—
Interest	128,299	130,648	14,855	11,334
Less foreign taxes withheld	(13,803)	(13,765)	(1,063)	—
Total investment income	7,359,456	3,592,368	876,163	36,124

Expenses

Investment management fees (Note 3)	3,676,573	2,720,962	830,515	90,453
Series I distribution and service fees (Note 3)	72,207	73	7,483	—
Series II distribution and service fees (Note 3)	236,518	32,751	85,287	—
Series III distribution and service fees (Note 3)	237[b]	—	55	—
Fund administration fees (Note 3)	24,012	12,936	5,991	231
Audit and legal fees	29,039	28,664	17,143	13,929
Printing and postage fees	44,187	32,091	9,390	3,363
Custodian fees	148,850	104,024	215,664	1,387
Miscellaneous	25,110	11,270	3,437	126
Trustees’ fees (Note 4)	6,754	5,861	1,663	246
Registration and filing fees	9,577	6,710	2,084	802
Total expenses	4,273,064	2,955,342	1,178,712	110,537
Net investment income (loss)	3,086,392	637,026	(302,549)	(74,413)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	32,072,890	53,729,239	8,961,660	157,676
Futures contracts	—	—	(311,276)	—
Foreign currency transactions	458	—	—	—
Change in net unrealized appreciation (depreciation) of
Investments	9,265,567	(31,967,732)	(3,463,153)	2,956,893
Translation of assets and liabilities in foreign currencies	(398)	—	—	—
Net realized and unrealized gain (loss)	41,338,517	21,761,507	5,187,231	3,114,569

Increase (decrease) in net assets from operations	$44,424,909	$22,398,533	$4,884,682	$3,040,156

a Period from 10-24-05 (commencement of operations) to 12-31-05.
b Period from 1-1-05 to 3-1-05.

The accompanying notes are an integral part of the financial statements. 117

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

				Strategic
Investment income	Small Company Value	Special Value	Spectrum Income[a]	Opportunities

Dividends	$8,882,979	$607,315	$497,358	$4,193,596
Securities lending	97,666	8,568	—	111,509
Interest	616,283	113,395	3,858,549	248,965
Less foreign taxes withheld	—	—	(12,160)	(21,731)
Total investment income	9,596,928	729,278	4,343,747	4,532,339

Expenses

Investment management fees (Note 3)	7,457,013	489,398	641,105	3,609,519
Series I distribution and service fees (Note 3)	359,352	6,026	—	375,246
Series II distribution and service fees (Note 3)	609,996	51,742	—	73,392
Series III distribution and service fees (Note 3)	161[b]	1,753	—	—
Transfer agent fees for Series III (Note 3)	—	1,956	—	—
Blue sky fees for Series III (Note 3)	—	1,375	—	—
Fund administration fees (Note 3)	61,655	3,595	2,266	37,961
Audit and legal fees	36,623	16,899	22,540	28,873
Printing and postage fees	88,647	5,755	33,009	54,928
Custodian fees	147,699	62,013	14,055	222,117
Miscellaneous	17,388	13,564	2,683	17,383
Trustees’ fees (Note 4)	17,014	1,000	2,412	10,679
Registration and filing fees	22,520	1,212	7,872	14,952
Total expenses	8,818,068	656,288	725,942	4,445,050
Less expense reductions (Note 3)	(143,226)	(3,331)	(15,891)	—
Net expenses	8,674,842	652,957	710,051	4,445,050
Net investment income (loss)	922,086	76,321	3,633,696	87,289

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments[c]	102,183,058	8,421,304	(11,922)	49,427,538
Futures contracts	—	—	(11,006)	—
Foreign currency transactions	—	—	(164,418)	(27,435)
Change in net unrealized appreciation (depreciation) of
Investments[d]	(58,561,850)	(3,979,314)	5,109,569	(8,572,165)
Futures contracts	—	—	(3,078)	—
Translation of assets and liabilities in foreign currencies	—	—	183,357	3,993
Net realized and unrealized gain (loss)	43,621,208	4,441,990	5,102,502	40,831,931

Increase (decrease) in net assets from operations	$44,543,294	$4,518,311	$8,736,198	$40,919,220

a Period from 10-24-05 (commencement of operations) to 12-31-05.
b Period from 1-1-05 to 3-1-05.
c Net of foreign taxes of $305,828 for Strategic Opportunities.
d Net of $231,352 decrease in deferred foreign withholding taxes for Strategic Opportunities.

The accompanying notes are an integral part of the financial statements. 118

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

		U.S. Global
Investment income	Strategic Value	Leaders Growth	U.S. Large Cap	U.S. Multi Sector[a]

Dividends	$2,902,995	$3,079,842	$9,950,907	$2,117,356
Securities lending	—	5,574	81,910	—
Interest	152,210	120,535	175,364	232,686
Less foreign taxes withheld	(20,518)	(4,459)	(209,642)	—
Total investment income	3,034,687	3,201,492	9,998,539	2,350,042

Expenses

Investment management fees (Note 3)	1,401,132	2,095,437	5,515,641	1,016,405
Series I distribution and service fees (Note 3)	46,869	25,717	445,838	—
Series II distribution and service fees (Note 3)	106,594	83,237	434,001	—
Series III distribution and service fees (Note 3)	103[b]	121	215[b]	—
Transfer agent fees for Series III (Note 3)	—	2,225	—	—
Blue sky fees for Series III (Note 3)	—	879	—	—
Fund administration fees (Note 3)	12,991	14,279	63,312	3,485
Audit and legal fees	18,383	20,610	45,749	20,595
Printing and postage fees	19,564	17,789	112,991	50,756
Custodian fees	80,096	103,177	152,497	21,261
Miscellaneous	4,392	6,781	16,460	2,104
Trustees’ fees (Note 4)	3,640	5,190	17,611	3,713
Registration and filing fees	4,784	7,055	23,448	12,105
Total expenses	1,698,548	2,382,497	6,827,763	1,130,424
Less expense reductions (Note 3)	—	(3,104)	—	—
Net expenses	1,698,548	2,379,393	6,827,763	1,130,424
Net investment income (loss)	1,336,139	822,099	3,170,776	1,219,618

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	7,528,805	9,398,086	77,620,325	1,913,613
Futures contracts	—	—	—	864,719
Change in net unrealized appreciation (depreciation) of
Investments	(9,938,136)	14,176,926	(57,847,617)	29,698,496
Futures contracts	—	—	—	(724,859)
Net realized and unrealized gain (loss)	(2,409,331)	23,575,012	19,772,708	31,751,969

Increase (decrease) in net assets from operations	($1,073,192)	$24,397,111	$22,943,484	$32,971,587

a Period from 10-24-05 (commencement of operations) to 12-31-05.
b Period from 1-1-05 to 3-1-05.

The accompanying notes are an integral part of the financial statements. 119

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

			Value &
Investment income	Utilities	Value	Restructuring[a]	Vista[a]

Dividends	$2,836,844	$3,382,873	$697,403	$66,071
Securities lending	21,208	—	—	—
Interest	656,460	445,248	28,441	16,417
Less foreign taxes withheld	(106,888)	(1,296)	(7,071)	—
Total investment income	3,407,624	3,826,825	718,773	82,488

Expenses

Investment management fees (Note 3)	1,034,470	2,168,619	205,310	96,053
Series I distribution and service fees (Note 3)	59,557	221,079	—	—
Series II distribution and service fees (Note 3)	129,683	121,770	—	—
Series III distribution and service fees (Note 3)	1,114	—	—	—
Transfer agent fees for Series III (Note 3)	825	—	—	—
Blue sky fees for Series III (Note 3)	1,280	—	—	—
Fund administration fees (Note 3)	8,728	24,749	638	277
Audit and legal fees	18,739	23,847	19,204	14,023
Printing and postage fees	13,463	34,895	9,290	4,030
Custodian fees	190,279	80,416	3,934	1,684
Miscellaneous	2,617	15,715	348	157
Trustees’ fees (Note 4)	2,435	6,893	679	295
Registration and filing fees	3,147	9,491	2,216	961
Total expenses	1,466,337	2,707,474	241,619	117,480
Less expense reductions (Note 3)	(2,105)	—	—	—
Net expenses	1,464,232	2,707,474	241,619	117,480
Net investment income (loss)	1,943,392	1,119,351	477,154	(34,992)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	18,370,380	58,686,709	478,414	(646,077)
Options written	—	—	54,196	—
Foreign currency transactions	1,107,951	—	15,242	(30,698)
Change in net unrealized appreciation (depreciation) of
Investments	(2,760,696)	(24,159,525)	8,063,118	3,674,243
Options written	—	—	(121,385)	—
Translation of assets and liabilities in foreign currencies	350,519	—	61	490
Net realized and unrealized gain (loss)	17,068,154	34,527,184	8,489,646	2,997,958

Increase (decrease) in net assets from operations	$19,011,546	$35,646,535	$8,966,800	$2,962,966

a Period from 10-24-05 (commencement of operations) to 12-31-05.

The accompanying notes are an integral part of the financial statements. 120

John Hancock Trust Statements of Changes in Net Assets

	All Cap Core		All Cap Growth		All Cap Value
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)	$1,977,168	$1,719,008	($163,900)	($141,939)	$2,779,829	$2,812,108
Net realized gain (loss)	48,085,200	29,444,587	41,518,451	94,210,839	19,153,357	62,801,217
Change in net unrealized appreciation (depreciation)	(9,888,207)	(10,327,058)	(3,313,352)	(55,386,080)	29,536,876	(50,728,176)
Increase (decrease) in net assets resulting
from operations	40,174,161	20,836,537	38,041,199	38,682,820	51,470,062	14,885,149
Distributions to shareholders
From net investment income
Series I	(1,170,477)	(1,857,170)	—	—	(585,965)	(490,343)
Series II	(39,901)	(78,381)	—	—	(324,292)	(77,000)
Series III[1]	—	—	—	—	(178)	(464)
Series NAV[2]	—	—	—	—	—	(2,212,022)
From net realized gain
Series I	—	—	—	—	—	(3,442,810)
Series II	—	—	—	—	—	(2,481,477)
Series III[1]	—	—	—	—	—	(5,249)
Series NAV[2]	—	—	—	—	—	(10,034,125)
	(1,210,378)	(1,935,551)	—	—	(910,435)	(18,743,490)
From Fund share transactions	(43,317,648)	(49,215,060)	(19,567,049)	(273,689,783)	60,769,562	(128,711,124)

Net assets

Beginning of period	274,416,521	270,062,656	607,482,823	625,956,973	285,176,271	396,505,460
End of period	$270,062,656	$239,748,582	$625,956,973	$390,950,010	$396,505,460	$263,935,995
Undistributed net investment income (loss)	$1,935,551	$1,630,110	—	—	$2,779,829	$2,812,108

	American Blue Chip
	Income and Growth		American Bond		American Growth
	Year ended	Year ended	Period ended		Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-05[3]		12-31-04	12-31-05

From operations
Net investment income (loss)	$90,378	$861,174	($155,759)		($1,447,714)	$2,405,317
Net realized gain (loss)	19,910,522	3,416,394	(15,544)		1,395,906	8,657,059
Change in net unrealized appreciation (depreciation)	(5,604,318)	7,578,192	718,201		66,247,974	135,848,935
Increase (decrease) in net assets resulting
from operations	14,396,582	11,855,760	546,898		66,196,166	146,911,311
Distributions to shareholders
From net investment income
Series I4	—	(10,467)	—		—	—
Series II4	—	(79,911)	—		—	—
From net realized gain
Series I4	—	(373,583)	—		(1,973)	(33,576)
Series II4	—	(19,536,939)	—		(133,286)	(1,061,939)
	—	(20,000,900)	—		(135,259)	(1,095,515)
From Fund share transactions	(13,258,758)	16,332,994	147,320,740		385,240,354	321,041,484

Net assets

Beginning of period	182,074,097	183,211,921	—		273,163,326	724,464,587
End of period	$183,211,921	$191,399,775	$147,867,638		$724,464,587	$1,191,321,867
Undistributed net investment income (loss)	$90,378	$861,174	—		—	$2,405,317

1 Series III shares of All Cap Growth were terminated on 2-28-05.
2 Series NAV shares of All Cap Core, All Cap Growth and All Cap Value began operations on 4-29-05, 2-28-05 and 2-28-05, respectively.
3 Period from 7-29-05 (commencement of operations) to 12-31-05.
4 Series I and Series II shares of American Bond began operations on 11-2-05 and 7-29-05, respectively.

The accompanying notes are an integral part of the financial statements. 121

John Hancock Trust Statements of Changes in Net Assets

	American Growth-Income		American International		Blue Chip Growth
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)	$2,474,120	$9,909,032	$2,338,596	$6,141,390	$8,208,737	$5,483,114
Net realized gain (loss)	947,761	1,205,003	31,102,176	8,115,939	43,050,367	89,769,514
Change in net unrealized appreciation (depreciation)	38,524,077	31,494,681	8,703,116	89,719,414	93,925,503	76,252,619
Increase (decrease) in net assets resulting
from operations	41,945,958	42,608,716	42,143,888	103,976,743	145,184,607	171,505,247
Distributions to shareholders
From net investment income
Series I	(14,433)	(45,327)	(28,416)	(114,899)	(1,428,172)	(3,817,652)
Series II	(1,044,921)	(2,428,793)	(1,481,950)	(2,223,697)	(192,096)	—
Series III	—	—	—	—	(260)	(975)
Series NAV[1]	—	—	—	—	—	(4,360,295)
From net realized gain
Series I	(4,376)	(13,923)	(70,213)	(1,238,170)	—	—
Series II	(373,670)	(933,838)	(4,198,400)	(29,864,006)	—	—
	(1,437,400)	(3,421,881)	(5,778,979)	(33,440,772)	(1,620,528)	(8,178,922)
From Fund share transactions	343,000,496	280,595,700	99,686,686	271,590,543	142,735,348	486,377,490

Net assets

Beginning of period	183,481,575	566,990,629	180,659,290	316,710,885	1,495,184,052	1,781,483,479
End of period	$566,990,629	$886,773,164	$316,710,885	$658,837,399	$1,781,483,479	$2,431,187,294
Undistributed net investment income (loss)	$2,474,120	$9,909,032	$2,338,596	$6,141,390	$8,178,922	$5,540,517

	Capital Appreciation		Classic Value		Core Equity
	Year ended	Year ended	Period ended	Year ended	Period ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04[2]	12-31-05	12-31-04[2]	12-31-05

From operations
Net investment income (loss)	$198,047	($570,169)	$29,013	$146,843	($331,352)	($205,811)
Net realized gain (loss)	11,491,517	46,909,852	53,137	1,661,827	(449,965)	28,231,479
Change in net unrealized appreciation (depreciation)	9,462,998	(3,206,146)	1,181,981	441,593	54,320,278	(3,308,855)
Increase (decrease) in net assets resulting
from operations	21,152,562	43,133,537	1,264,131	2,250,263	53,538,961	24,716,813
Distributions to shareholders
From net investment income
Series I3	—	—	(7,601)	(63,078)	—	—
Series II3	—	—	(21,405)	(68,679)	—	—
Series NAV[1]	—	(198,001)	—	(15,540)	—	—
From net realized gain
Series I3	—	—	(9,063)	(531,878)	—	—
Series II3	—	—	(31,890)	(891,474)	—	—
Series NAV[1]	—	—	—	(123,098)	—	—
	—	(198,001)	(69,959)	(1,693,747)	—	—
From Fund share transactions	39,687,229	9,333,416	13,164,169	18,997,246	378,662,591	3,947,724

Net assets

Beginning of period	193,069,087	253,908,878	—	14,358,341	—	432,201,552
End of period	$253,908,878	$306,177,830	$14,358,341	$33,912,103	$432,201,552	$460,866,089
Undistributed net investment income (loss)	$198,001	—	$7	—	—	—

1 Series NAV shares of Blue Chip Growth, Capital Appreciation, Classic Value and Core Equity began operations on 2-28-05, 2-28-05, 4-29-05 and 2-28-05, respectively.
2 Period from 5-3-04 (commencement of operations) to 12-31-04.
3 Series I and Series II shares of Core Equity began operations on 5-3-04.

The accompanying notes are an integral part of the financial statements. 122

John Hancock Trust Statements of Changes in Net Assets

	Dynamic Growth[1]		Emerging Growth[1]		Emerging Small Company[1]
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)	($1,266,549)	($1,387,305)	($813,071)	($952,446)	($3,950,652)	($3,107,818)
Net realized gain (loss)	7,838,954	18,775,551	(19,981,114)	30,952,079	47,124,388	50,605,552
Change in net unrealized appreciation (depreciation)	8,596,905	2,683,350	34,322,471	(32,065,907)	9,087,908	(36,409,793)
Increase (decrease) in net assets resulting
from operations	15,169,310	20,071,596	13,528,286	(2,066,274)	52,261,644	11,087,941
Distributions to shareholders
From net realized gain
Series I	—	—	(97,582)	—	—	—
Series II	—	—	(161,111)	—	—	—
Series III	—	—	(2)	—	—	—
	—	—	(258,695)	—	—	—
From Fund share transactions	(27,353,106)	(13,475,493)	277,751,294	(275,700,470)	(23,963,898)	(193,148,641)

Net assets

Beginning of period	181,982,274	169,798,478	9,258,010	300,278,895	484,269,931	512,567,677
End of period	$169,798,478	$176,394,581	$300,278,895	$22,512,151	$512,567,677	$330,506,977

	Equity-Income		Financial Services		Fundamental Value
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)	$25,347,880	$37,065,292	$257,374	$532,209	$4,525,456	$8,685,298
Net realized gain (loss)	69,199,503	146,023,408	(886,267)	2,729,674	(1,932,201)	43,452,473
Change in net unrealized appreciation (depreciation)	150,087,491	(81,368,718)	9,465,736	12,462,764	75,789,426	28,596,590
Increase (decrease) in net assets resulting
from operations	244,634,874	101,719,982	8,836,843	15,724,647	78,382,681	80,734,361
Distributions to shareholders
From net investment income
Series I	(16,875,866)	(13,525,478)	(204,956)	(190,523)	(1,902,337)	(1,115,914)
Series II	(4,806,001)	(2,760,403)	(121,868)	(83,570)	(1,072,890)	(458,638)
Series III	(1,791)	(4,177)	(226)	(436)	(411)	(526)
Series NAV[1]	—	(8,987,085)	—	—	—	(2,908,754)
From net realized gain
Series I	(15,480,872)	(37,382,625)	—	—	—	—
Series II	(4,561,381)	(10,228,932)	—	—	—	—
Series III	(1,505)	(14,342)	—	—	—	—
Series NAV[1]	—	(21,755,772)	—	—	—	—
	(41,727,416)	(94,658,814)	(327,050)	(274,529)	(2,975,638)	(4,483,832)
From Fund share transactions	143,790,006	394,271,897	(483,611)	40,613,608	182,379,836	62,178,590

Net assets

Beginning of period	1,591,378,722	1,938,076,186	88,804,222	96,830,404	558,440,395	816,227,274
End of period	$1,938,076,186	$2,339,409,251	$96,830,404	$152,894,130	$816,227,274	$954,656,393
Undistributed net investment income (loss)	$25,277,143	$37,125,234	$274,529	$537,836	$4,483,832	$8,351,828

1 Series NAV shares of Dynamic Growth, Emerging Growth, Emerging Small Company, Equity Income, Financial Services and Fundamental Value began operations on 4-29-05, 2-28-05,
2-28-05, 2-28-05, 4-29-05 and 2-28-05, respectively.

The accompanying notes are an integral part of the financial statements. 123

John Hancock Trust Statements of Changes in Net Assets

	Global		Global Allocation		Growth & Income
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)	$5,017,358	$5,330,707	$1,759,667	$2,512,612	$18,632,797	$13,457,230
Net realized gain (loss)	18,486,267	33,226,231	5,339,634	16,014,385	150,566,008	134,682,287
Change in net unrealized appreciation (depreciation)	27,612,604	(121,424)	13,775,970	(9,708,971)	(74,588,604)	(125,835,067)
Increase (decrease) in net assets resulting
from operations	51,116,229	38,435,514	20,875,271	8,818,026	94,610,201	22,304,450
Distributions to shareholders
From net investment income
Series I	(6,164,305)	(4,361,312)	(681,605)	(725,884)	(12,657,630)	(17,273,823)
Series II	(352,008)	(346,365)	(244,688)	(557,261)	(1,024,766)	(1,351,496)
Series III[1]	(699)	(1,721)	—	—	(123)	(7,478)
Series NAV[2]	—	—	—	(1,017,120)	—	—
From net realized gain
Series I	—	—	—	—	—	(26,781,790)
Series II	—	—	—	—	—	(2,431,616)
Series III[1]	—	—	—	—	—	(11,500)
	(6,517,012)	(4,709,398)	(926,293)	(2,300,265)	(13,682,519)	(47,857,703)
From Fund share transactions	(41,104,140)	(39,614,762)	99,939,858	(16,579,907)	(269,138,378)	(252,791,671)

Net assets

Beginning of period	382,805,982	386,301,059	82,962,732	202,851,568	1,667,905,910	1,479,695,214
End of period	$386,301,059	$380,412,413	$202,851,568	$192,789,422	$1,479,695,214	$1,201,350,290
Undistributed net investment income (loss)	$4,709,346	$5,107,420	$2,036,239	$1,939,730	$18,632,797	$13,452,528

	Growth & Income II		Health Sciences		Income & Value
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04*	12-31-05	12-31-04	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)	$23,196,536	$15,484,248	($1,709,457)	($2,014,890)	$10,331,661	$11,412,951
Net realized gain (loss)	160,195,848	221,317,318	19,335,329	26,497,232	40,038,911	44,790,282
Change in net unrealized appreciation (depreciation)	35,945,480	(51,864,844)	5,742,540	4,045,564	3,972,800	(24,275,720)
Increase (decrease) in net assets resulting
from operations	219,337,864	184,936,722	23,368,412	28,527,906	54,343,372	31,927,513
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(7,052,599)	(9,758,101)
Series II	—	—	—	—	(1,204,339)	(1,819,960)
Series III	—	—	—	—	—	—
Series NAV[2]	(23,196,184)	(3,771,410)	—	—	—	—
From net realized gain
Series I	—	—	—	(8,641,227)	—	—
Series II	—	—	—	(5,564,237)	—	—
Series III	—	—	—	(18,734)	—	—
Series NAV[2]	—	(92,190,647)	—	—	—	—
	(23,196,184)	(95,962,057)	—	(14,224,198)	(8,256,938)	(11,578,061)
From Fund share transactions	(128,376,266)	(105,199,685)	21,144,639	33,540,775	106,019,772	(140,017,279)

Net assets

Beginning of period	2,128,020,468	2,195,785,882	154,781,312	199,294,363	602,725,173	754,831,379
End of period	$2,195,785,882	$2,179,560,862	$199,294,363	$247,138,846	$754,831,379	$635,163,552
Undistributed net investment income (loss)	—	$11,712,897	—	—	$11,548,845	$12,083,265

1 Series III shares of Global Allocation were terminated on 2-28-05.
2 Series NAV shares of Global, Global Allocation, Growth & Income, Health Sciences and Income & Value began operations on 4-29-05, 2-28-05, 4-29-05 and 4-29-05, respectively.
* Audited by previous auditor.

The accompanying notes are an integral part of the financial statements. 124

John Hancock Trust Statements of Changes in Net Assets

		International Opportunities	International Small Cap		International Stock
		Period ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets		12-31-05[1]	12-31-04	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)		$3,426,412	$5,283,152	$7,529,341	$5,390,927	$10,101,716
Net realized gain (loss)		19,404,875	44,693,159	72,818,388	21,675,355	133,223,617
Change in net unrealized appreciation (depreciation)		50,889,414	31,039,454	(24,326,629)	54,690,930	(19,800,706)
Increase (decrease) in net assets resulting from operations		73,720,701	81,015,765	56,021,100	81,757,212	123,524,627
Distributions to shareholders
From net investment income
Series I2		—	(331,579)	(1,590,684)	(2,495,342)	(1,177,402)
Series II2		—	(106,081)	(115,986)	(990,799)	—
Series III[3]		—	(150)	(414)	(571)	—
Series NAV[4]		—	—	(3,430,797)	—	(5,279,846)
		—	(437,810)	(5,137,881)	(3,486,712)	(6,457,248)
From Fund share transactions		271,584,232	96,304,062	20,224,105	153,490,502	131,206,373

Net assets

Beginning of period		—	319,266,009	496,148,026	388,757,606	620,518,608
End of period		$345,304,933	$496,148,026	$567,255,350	$620,518,608	$868,792,360
Undistributed net investment income (loss)		$2,326,919	$4,721,913	$6,280,804	$6,457,248	$4,860,476

	International Value		Large Cap		Large Cap Growth
	Year ended	Year ended	Period ended		Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-05[1]		12-31-04	12-31-05

From operations
Net investment income (loss)	$9,581,590	$29,848,220	$611,511		$3,137,451	$1,681,766
Net realized gain (loss)	41,251,432	134,496,666	3,323,880		19,482,678	40,832,825
Change in net unrealized appreciation (depreciation)	85,594,772	(17,417,516)	8,377,374		4,950,028	(31,189,974)
Increase (decrease) in net assets resulting
from operations	136,427,794	146,927,370	12,312,765		27,570,157	11,324,617
Distributions to shareholders
From net investment income
Series I2	(3,769,917)	(2,801,584)	—		(1,114,847)	(2,585,392)
Series II2	(2,071,855)	(1,161,530)	—		(174,468)	(549,626)
Series III[3]	(391)	—	—		—	—
Series NAV[4]	—	(5,192,882)	—		—	—
From net realized gain
Series I2	—	(3,667,488)	—		—	—
Series II2	—	(2,209,513)	—		—	—
Series NAV[4]	—	(5,696,939)	—		—	—
	(5,842,163)	(20,729,936)	—		(1,289,315)	(3,135,018)
From Fund share transactions	297,059,822	339,249,492	113,321,324		(44,129,167)	98,505,978

Net assets

Beginning of period	405,820,045	833,465,498	—		500,537,748	482,689,423
End of period	$833,465,498	$1,298,912,424	$125,634,089		$482,689,423	$589,385,000
Undistributed net investment income (loss)	$9,156,099	$27,380,160	$611,511		$3,135,240	$1,735,803

1 Period from 4-29-05 (commencement of operations) to 12-31-05.
2 Series I and Series II shares of International Opportunities and Large Cap began operations on 4-29-05.
3 Series III shares of International Stock and International Value were terminated on 2-28-05.
4 Series NAV shares of International Opportunities, International Small Cap, International Stock, International Value, Large Cap and Large Cap Growth began operations on 4-29-05, 2-28-05,
2-28-05, 2-28-05, 4-29-05 and 4-29-05, respectively.

The accompanying notes are an integral part of the financial statements. 125

John Hancock Trust Statements of Changes in Net Assets

	Large Cap Value		Managed		Mid Cap Core
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04*	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)	$1,021,641	$1,133,889	$38,287,720	$37,212,676	$5,437	$959,015
Net realized gain (loss)	(822,816)	21,890,513	105,693,745	216,058,414	6,726,684	8,913,142
Change in net unrealized appreciation (depreciation)	22,023,389	6,271,664	16,107,625	(200,173,223)	1,429,099	6,818,110
Increase (decrease) in net assets resulting
from operations	22,222,214	29,296,066	160,089,090	53,097,867	8,161,220	16,690,267
Distributions to shareholders
From net investment income
Series I	(457,371)	—	—	—	—	—
Series II	(563,106)	—	—	—	—	—
Series III[1]	(1,114)	—	—	—	—	—
Series NAV[2]	—	(50)	(38,759,944)	(11,829,188)	—	(4,488)
From net realized gain
Series I	(56,117)	—	—	—	(193,632)	(722,393)
Series II	(152,732)	—	—	—	(360,020)	(3,841,443)
Series III[1]	—	—	—	—	(3)	—
Series NAV[2]	—	—	—	(39,145,773)	—	(2,160,291)
	(1,230,440)	(50)	(38,759,944)	(50,974,961)	(553,655)	(6,728,615)
From Fund share transactions	137,679,207	43,659,812	(112,845,220)	(180,482,226)	14,132,742	215,434,096

Net assets

Beginning of period	14,180,144	172,851,125	2,070,744,281	2,079,228,207	49,337,978	71,078,285
End of period	$172,851,125	$245,806,953	$2,079,228,207	$1,900,868,887	$71,078,285	$296,474,033
Undistributed net investment income (loss)	$50	$1,133,889	—	$26,920,472	$4,488	$954,526

	Mid Cap Stock		Mid Cap Value		Mid Value
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04	12-31-05	12-31-04*	12-31-05

From operations
Net investment income (loss)	($2,238,889)	($2,658,511)	$2,937,996	$3,900,096	$584,056	$660,300
Net realized gain (loss)	51,333,124	128,369,081	30,641,406	98,855,462	19,761,614	13,423,039
Change in net unrealized appreciation (depreciation)	37,012,679	38,164,410	93,778,753	(54,737,657)	2,924,862	(3,497,136)
Increase (decrease) in net assets resulting
from operations	86,106,914	163,874,980	127,358,155	48,017,901	23,270,532	10,586,203
Distributions to shareholders
From net investment income
Series I3	—	—	(1,617,238)	(1,593,438)	—	—
Series II3	—	—	(906,293)	(620,944)	—	—
Series III	—	—	(204)	(4,683)	—	—
Series NAV[2]	—	—	—	(703,732)	(542,161)	(75,757)
From net realized gain
Series I3	—	(8,473,957)	—	(12,172,889)	—	(3,771)
Series II3	—	(4,405,714)	—	(8,235,505)	—	(31,150)
Series III	—	(45,364)	—	(37,056)	—	—
Series NAV[2]	—	(8,504,218)	—	(4,113,885)	(17,846,126)	(2,300,925)
	—	(21,429,253)	(2,523,735)	(27,482,132)	(18,388,287)	(2,411,603)
From Fund share transactions	113,762,467	244,456,410	116,434,379	(92,345,786)	80,111,167	(19,747,322)

Net assets

Beginning of period	376,495,632	576,365,013	454,650,572	695,919,371	93,901,780	178,895,192
End of period	$576,365,013	$963,267,150	$695,919,371	$624,109,354	$178,895,192	$167,322,470
Undistributed net investment income (loss)	($1,530)	$191	$2,922,797	$3,879,276	—	$493,575

1 Series III shares of Large Cap Value and Mid Cap Core were terminated on 2-28-05.
2 Series NAV shares of Large Cap Value, Mid Cap Core, Mid Cap Stock and Mid Cap Value began operations on 2-28-05.
3 Series I and Series II shares of Mid Value began operations on 4-29-05.
* Audited by previous auditor.

The accompanying notes are an integral part of the financial statements. 126

John Hancock Trust Statements of Changes in Net Assets

	Money Market		Money Market B		Natural Resources
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04*	12-31-05	12-31-04	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)	$17,912,807	$65,018,357	$6,533,902	$13,698,390	$1,844,832	$4,508,181
Net realized gain (loss)	—	—	—	(3,675)	14,463,618	151,480,314
Change in net unrealized appreciation (depreciation)	—	—	—	—	81,445,471	118,049,874
Increase (decrease) in net assets resulting
from operations	17,912,807	65,018,357	6,533,902	13,694,715	97,753,921	274,038,369
Distributions to shareholders
From net investment income
Series I	(16,569,370)	(59,351,990)	—	—	(121,728)	—
Series II	(1,324,830)	(5,549,457)	—	—	(103,311)	—
Series III	(18,607)	(116,910)	—	—	(117)	(419)
Series NAV[1]	—	—	(6,533,902)	(13,693,261)	—	(1,837,084)
From net realized gain
Series I	—	—	—	—	(2,407,135)	(640,183)
Series II	—	—	—	—	(2,425,621)	(3,033,273)
Series III	—	—	—	—	(1,472)	(10,165)
Series NAV[1]	—	—	—	—	—	(10,941,827)
	(17,912,807)	(65,018,357)	(6,533,902)	(13,693,261)	(5,059,384)	(16,462,951)
From Fund share transactions	1,152,882,548	(25,227,523)	(209,561,604)	(30,229,643)	286,498,378	(85,619,707)

Net assets

Beginning of period	1,222,691,959	2,375,574,507	681,632,748	472,071,144	164,982,153	544,175,068
End of period	$2,375,574,507	$2,350,346,984	$472,071,144	$441,842,955	$544,175,068	$716,130,779
Undistributed net investment income (loss)	—	$5,150	$82,509	$87,640	$1,837,503	$4,457,685

	Overseas Equity		Pacific Rim		Quantitative All Cap
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04*	12-31-05	12-31-04	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)	$350,808	$2,785,967	$477,233	$1,268,666	$2,287,193	$2,422,577
Net realized gain (loss)	15,942,656	17,382,253	4,145,973	6,189,248	6,356,683	33,753,281
Change in net unrealized appreciation (depreciation)	6,299,348	19,056,621	9,547,894	23,043,241	24,421,572	(10,749,073)
Increase (decrease) in net assets resulting
from operations	22,592,812	39,224,841	14,171,100	30,501,155	33,065,448	25,426,785
Distributions to shareholders
From net investment income
Series I2	—	—	(341,514)	(743,689)	(2,256,135)	(2,448,579)
Series II2	—	—	(104,416)	(217,372)	(24,875)	(38,804)
Series III	—	—	(35)	(599)	(6,104)	(6,272)
Series NAV[1]	(767,059)	(1,209,748)	—	—	—	(383)
From net realized gain
Series I2	—	(4,143)	—	—	(80,971)	(23,838,997)
Series II2	—	(36,189)	—	—	(87,205)	(447,231)
Series III	—	—	—	—	(4)	(90,396)
Series NAV[1]	—	(5,029,463)	—	—	—	(2,435)
	(767,059)	(6,279,543)	(445,965)	(961,660)	(2,455,294)	(26,873,097)
From Fund share transactions	96,919,875	(29,063,077)	8,535,815	38,275,635	297,576,775	(23,866,418)

Net assets

Beginning of period	125,965,042	244,710,670	86,208,884	108,469,834	4,682,516	332,869,445
End of period	$244,710,670	$248,592,891	$108,469,834	$176,284,964	$332,869,445	$307,556,715
Undistributed net investment income (loss)	—	$2,331,408	$753,862	$928,982	—	—

1 Series NAV shares of Natural Resources, Pacific Rim and Quantitative All Cap began operations on 2-28-05, 4-29-05 and 4-29-05, respectively.
2 Series I and Series II shares of Overseas Equity began operations on 4-29-05.
* Audited by previous auditor.

The accompanying notes are an integral part of the financial statements. 127

John Hancock Trust Statements of Changes in Net Assets

	Quantitative Mid Cap		Quantitative Value		Real Estate Securities
	Year ended	Year ended	Period ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04[1]	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)	($157,755)	($102,960)	$1,335,588	$4,272,688	$25,249,772	$41,860,146
Net realized gain (loss)	22,959,922	29,770,290	11,526,653	33,957,689	129,062,345	220,615,346
Change in net unrealized appreciation (depreciation)	(979,126)	(19,655,868)	22,000,904	(16,853,180)	73,020,158	(124,447,175)
Increase (decrease) in net assets resulting
from operations	21,823,041	10,011,462	34,863,145	21,377,197	227,332,275	138,028,317
Distributions to shareholders
From net investment income
Series I	—	—	—	(786,694)	(12,186,795)	(7,790,321)
Series II	—	—	—	—	(5,322,178)	(2,063,582)
Series III[2]	—	—	—	—	(3,207)	(23,660)
Series NAV[3]	—	—	—	(545,175)	—	(9,544,067)
From net realized gain
Series I	—	—	—	(7,268,056)	—	(53,705,435)
Series II	—	—	—	(55,550)	—	(18,522,939)
Series III[2]	—	—	—	—	—	(166,177)
Series NAV[3]	—	—	—	(4,216,451)	—	(60,002,910)
	—	—	—	(12,871,926)	(17,512,180)	(151,819,091)
From Fund share transactions	4,445,419	(107,748,291)	190,861,102	(39,823,475)	162,108,236	252,054,270

Net assets

Beginning of period	117,668,280	143,936,740	—	225,724,247	616,287,050	988,215,381
End of period	$143,936,740	$46,199,911	$225,724,247	$194,406,043	$988,215,381	$1,226,478,877
Undistributed net investment income (loss)	—	—	$1,331,869	$4,248,593	$19,421,630	$25,155,981

	Science & Technology		Small Cap		Small Cap Growth
	Year ended	Year ended	Period ended		Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05		12-31-05[4]	12-31-04*	12-31-05

From operations
Net investment income (loss)	($1,681,267)	($3,031,388)	($670,905)		($730,830)	($1,884,892)
Net realized gain (loss)	49,816,939	37,541,851	13,420,343		8,607,520	26,446,985
Change in net unrealized appreciation (depreciation)	(47,633,240)	(28,218,141)	10,209,127		11,772,269	11,802,858
Increase (decrease) in net assets resulting
from operations	502,432	6,292,322	22,958,565		19,648,959	36,364,951
Distributions to shareholders
From net realized gain
Series I5	—	—		—	—	(4,096)
Series II5	—	—		—	—	(144,228)
Series NAV[3]	—	—		—	—	(5,053,095)
	—	—		—	—	(5,201,419)
From Fund share transactions	(62,382,879)	(100,467,710)	124,384,875		121,773,030	13,777,507

Net assets

Beginning of period	623,242,375	561,361,928		—	86,578,653	228,000,642
End of period	$561,361,928	$467,186,540	$147,343,440		$228,000,642	$272,941,681

1 Period from 5-3-04 (commencement of operations) to 12-31-04.
2 Series III shares of Quantitative Value were terminated on 2-28-05.
3 Series NAV shares of Quantitative Mid Cap, Quantitative Value, Real Estate Securities, Science & Technology and Small Cap began operations on 4-29-05, 2-28-05, 2-28-05, 4-29-05 and
4-29-05 respectively.
4 Period from 4-29-05 (commencement of operations) to 12-31-05.
5 Series I and Series II shares of Small Cap and Small Cap Growth began operations on 4-29-05.
* Audited by previous auditor.

The accompanying notes are an integral part of the financial statements. 128

John Hancock Trust Statements of Changes in Net Assets

	Small Cap Opportunities		Small Cap Value		Small Company
	Year ended	Year ended	Year ended	Year ended	Period ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04*	12-31-05	12-31-04[1]	12-31-05

From operations
Net investment income (loss)	$1,132,976	$3,086,392	$2,328,963	$637,026	($158,405)	($302,549)
Net realized gain (loss)	4,842,433	32,073,348	16,657,689	53,729,239	1,954,233	8,650,384
Change in net unrealized appreciation (depreciation)	32,456,813	9,265,169	30,385,622	(31,967,732)	7,567,455	(3,463,153)
Increase (decrease) in net assets resulting
from operations	38,432,222	44,424,909	49,372,274	22,398,533	9,363,283	4,884,682
Distributions to shareholders
From net investment income
Series I2	(49,902)	—	—	—	—	—
Series II2	(33,596)	—	—	—	—	—
Series III[3]	(38)	—	—	—	—	—
Series NAV[4]	—	(1,052,498)	(1,925,322)	(266,922)	—	—
From net realized gain
Series I2	(703,599)	(143,911)	—	(3,543)	—	(46,408)
Series II2	(618,833)	(657,536)	—	(327,001)	—	(688,828)
Series III[3]	(346)	—	—	—	—	—
Series NAV[4]	—	(4,162,157)	(13,807,166)	(2,891,568)	—	(1,402,733)
	(1,406,314)	(6,016,102)	(15,732,488)	(3,489,034)	—	(2,137,969)
From Fund share transactions	115,970,099	129,852,658	23,254,280	34,092,456	47,050,708	7,853,565

Net assets

Beginning of period	68,938,918	221,934,925	189,773,267	246,667,333	—	56,413,991
End of period	$221,934,925	$390,196,390	$246,667,333	$299,669,288	$56,413,991	$67,014,269
Undistributed net investment income (loss)	$1,052,498	$2,886,912	—	$287,435	—	—

	Small Company Growth		Small Company Value		Special Value
	Period ended		Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-05[5]		12-31-04	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)	($74,413)		$2,783,577	$922,086	$42,798	$76,321
Net realized gain (loss)	157,676		12,015,378	102,183,058	170,319	8,421,304
Change in net unrealized appreciation (depreciation)	2,956,893		137,194,619	(58,561,850)	4,820,040	(3,979,314)
Increase (decrease) in net assets resulting from operations	3,040,156		151,993,574	44,543,294	5,033,157	4,518,311
Distributions to shareholders
From net investment income
Series I	—		(700,169)	(1,187,249)	—	—
Series II	—		(194,256)	(132,098)	—	—
Series III[3]	—		(45)	—	—	—
Series NAV[4]	—		—	(640,577)	—	(3,115)
From net realized gain
Series I	—		(5,021,919)	(7,060,075)	(228,385)	(11,913)
Series II	—		(2,171,557)	(3,279,820)	(161,002)	(101,745)
Series III[3]	—		(189)	—	(278)	(1,231)
Series NAV[4]	—		—	(2,447,680)	—	(95,276)
	—		(8,088,135)	(14,747,499)	(389,665)	(213,280)
From Fund share transactions	54,962,058		122,554,930	(191,180,247)	11,970,297	40,924,879

Net assets

Beginning of period	—		533,696,576	800,156,945	17,645,156	34,258,945
End of period	$58,002,214		$800,156,945	$638,772,493	$34,258,945	$79,488,855
Undistributed net investment income (loss)	—		$1,959,924	$392,068	$3,115	$56,257

1 Period from 5-3-04 (commencement of operations) to 12-31-04.
2 Series I and Series II shares of Small Cap Value and Small Company began operations on 4-29-05 and 5-3-04, respectively.
3 Series III shares of Small Cap Opportunities, Small Company and Small Company Value were terminated on 2-28-05.
4 Series NAV shares of Small Cap Opportunities, Small Company, Small Company Growth, Small Company Value and Special Value began operations on 2-28-05, 2-28-05, 10-24-05, 2-28-05 and 2-28-05, respectively.
5 Period from 10-24-05 (commencement of operations) to 12-31-05.
* Audited by previous auditor.

The accompanying notes are an integral part of the financial statements. 129

John Hancock Trust Statements of Changes in Net Assets

		Spectrum Income	Strategic Opportunities		Strategic Value
		Period ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets		12-31-05[1]	12-31-04	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)		$3,633,696	$2,063,217	$87,289	$1,338,535	$1,336,139
Net realized gain (loss)		(187,346)	61,362,774	49,400,103	20,499,269	7,528,805
Change in net unrealized appreciation (depreciation)		5,289,848	(3,981,646)	(8,568,172)	1,806,183	(9,938,136)
Increase (decrease) in net assets resulting
from operations		8,736,198	59,444,345	40,919,220	23,643,987	(1,073,192)
Distributions to shareholders
From net investment income
Series I		—	(466,283)	(1,974,374)	(381,552)	(339,333)
Series II		—	(6,544)	(69,220)	(202,085)	(101,170)
Series III[2]		—	—	—	(59)	—
Series NAV[3]		—	—	—	—	(898,032)
From net realized gain
Series I		—	—	—	—	(4,137,519)
Series II		—	—	—	—	(2,630,614)
Series NAV[3]		—	—	—	—	(7,922,133)
		—	(472,827)	(2,043,594)	(583,696)	(16,028,801)
From Fund share transactions		542,344,528	(93,474,354)	(101,003,688)	(8,009,451)	27,472,867

Net assets

Beginning of period		—	556,859,219	522,356,383	143,068,790	158,119,630
End of period		$551,080,726	$522,356,383	$460,228,321	$158,119,630	$168,490,504
Undistributed net investment income (loss)		$3,610,978	$2,043,594	$48,662	$1,338,535	$1,336,139

	U.S. Global Leaders Growth		U.S. Large Cap		U.S. Multi Sector
	Period ended	Year ended	Year ended	Year ended	Period ended
Increase (decrease) in net assets	12-31-04[4]	12-31-05	12-31-04	12-31-05	12-31-05[1]

From operations
Net investment income (loss)	$38,137	$822,099	$3,594,037	$3,170,776	$1,219,618
Net realized gain (loss)	(69,631)	9,398,086	43,693,224	77,620,325	2,778,332
Change in net unrealized appreciation (depreciation)	546,092	14,176,926	25,824,078	(57,847,617)	28,973,637
Increase (decrease) in net assets resulting
from operations	514,598	24,397,111	73,111,339	22,943,484	32,971,587
Distributions to shareholders
From net investment income
Series I5	(12,792)	(69,685)	(1,403,516)	(2,223,828)	—
Series II5	(25,343)	—	(426,178)	(158,312)	—
Series III[6]	—	—	(58)	—	—
Series NAV[3]	—	(749,492)	—	(1,212,125)	—
From net realized gain
Series I5	—	(737,658)	—	—	—
Series II5	—	(622,818)	—	—	—
Series III[6]	—	(808)	—	—	—
Series NAV[3]	—	(5,802,292)	—	—	—
	(38,135)	(7,982,753)	(1,829,752)	(3,594,265)	—
From Fund share transactions	9,121,615	400,419,008	250,775,987	(282,485,363)	821,776,220

Net assets

Beginning of period	—	9,598,078	557,213,819	879,271,393	—
End of period	$9,598,078	$426,431,444	$879,271,393	$616,135,249	$854,747,807
Undistributed net investment income (loss)	$2	$12,887	$3,587,499	$3,165,881	$1,219,618

1 Period from 10-24-05 (commencement of operations) to 12-31-05.
2 Series III shares of Strategic Value were terminated on 2-28-05.
3 Series NAV shares of Spectrum Income, Strategic Opportunities, Strategic Value, U.S. Global Leaders Growth, U.S. Large Cap and U.S. Multi Sector began operations on 10-24-05, 4-29-05,
2-28-05, 2-28-05, 2-28-05 and 10-24-05, respectively.
4 Period from 5-3-04 (commencement of operations) to 12-31-04.
5 Series I and Series II shares of U.S. Global Leaders Growth began operations on 5-3-04.
6 Series III shares of U.S. Global Leaders Growth began operations on 4-29-05 and Series III shares of U.S. Large Cap were terminated on 2-28-05.

The accompanying notes are an integral part of the financial statements. 130

John Hancock Trust Statements of Changes in Net Assets

	Utilities		Value		Value & Restructuring
	Year ended	Year ended	Year ended	Year ended	Period ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04	12-31-05	12-31-05[1]

From operations
Net investment income (loss)	$1,240,214	$1,943,392	$1,787,990	$1,119,351	$477,154
Net realized gain (loss)	10,261,336	19,478,331	33,284,028	58,686,709	547,852
Change in net unrealized appreciation (depreciation)	8,542,939	(2,410,177)	10,542,534	(24,159,525)	7,941,794
Increase (decrease) in net assets resulting
from operations	20,044,489	19,011,546	45,614,552	35,646,535	8,966,800
Distributions to shareholders
From net investment income
Series I	(382,761)	(321,561)	(1,572,968)	(1,607,874)	—
Series II	(227,194)	(135,963)	(178,862)	(179,233)	—
Series III	(48)	(542)	—	—	—
From net realized gain
Series I	—	(4,102,102)	—	—	—
Series II	—	(2,465,912)	—	—	—
Series III	—	(6,806)	—	—	—
	(610,003)	(7,032,886)	(1,751,830)	(1,787,107)	—
From Fund share transactions	24,025,329	35,874,175	10,292,444	(78,429,730)	143,832,927

Net assets

Beginning of period	54,933,388	98,393,203	301,036,084	355,191,250	—
End of period	$98,393,203	$146,246,038	$355,191,250	$310,620,948	$152,799,727
Undistributed net investment income (loss)	$793,724	$3,387,001	$1,787,107	$1,117,850	$490,643

		Vista
		Period ended
Increase (decrease) in net assets		12-31-05[1]

From operations
Net investment income (loss)		($34,992)
Net realized gain (loss)		(676,775)
Change in net unrealized appreciation (depreciation)		3,674,733
Increase (decrease) in net assets resulting
from operations		2,962,966
From Fund share transactions		65,908,368

Net assets

Beginning of period		—
End of period		$68,871,334
Undistributed net investment income (loss)		($411)

1 Period from 10-24-05 (commencement of operations) to 12-31-05.

The accompanying notes are an integral part of the financial statements. 131

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

All Cap Core

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$17.74	$13.95	$10.43	$13.72	$15.89		$13.64	$10.43	$13.69	$15.83
Net investment income (loss)[h]	(0.06)	(0.02)	0.06	0.11	0.11		(0.02)	0.03	0.08	0.08
Net realized and unrealized gain (loss) on investments	(3.73)	(3.50)	3.23	2.12	1.32		(3.19)	3.23	2.11	1.32
Total from investment operations	(3.79)	(3.52)	3.29	2.23	1.43		(3.21)	3.26	2.19	1.40
Less distributions
From net investment income	—	—	—	(0.06)	(0.12)		—	—	(0.05)	(0.10)
	—	—	—	(0.06)	(0.12)		—	—	(0.05)	(0.10)
Net asset value, end of period	$13.95	$10.43	$13.72	$15.89	$17.20		$10.43	$13.69	$15.83	$17.13
Total return (%)[k]	(21.36)	(25.23)	31.54	16.33	9.08		(23.53)[m]	31.26	16.06	8.89
Ratios and supplemental data

Net assets, end of period (in millions)	$495	$243	$264	$257	$228		$4	$10	$13	$11
Ratio of net expenses to average net assets (%)	0.91	0.91	0.93	0.92	0.92		1.11[r]	1.13	1.12	1.12
Ratio of net investment income (loss) to
average net assets (%)	(0.41)	(0.20)	0.49	0.75	0.70		(0.19)[r]	0.29	0.56	0.50
Portfolio turnover (%)	121	153	183	257	317		153	183	257	317

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$15.22
Net investment income (loss)[h]					0.10
Net realized and unrealized gain (loss) on investments					1.90
Total from investment operations					2.00
Net asset value, end of period					$17.22
Total return (%)					13.14[m]
Ratios and supplemental data

Net assets, end of period (in millions)					—[o]
Ratio of net expenses to average net assets (%)					0.88[r]
Ratio of net investment income (loss) to
average net assets (%)					0.83[r]
Portfolio turnover (%)					317

a Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
o Less than $500,000.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 132

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

All Cap Growth

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$20.65	$14.75	$11.15	$14.41	$15.35		$14.49	$11.14	$14.37	$15.28
Net investment income (loss)[h]	(0.06)	(0.06)	(0.05)	—[j]	—[j]		(0.06)	(0.07)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	(4.81)	(3.54)	3.31	0.94	1.38		(3.29)	3.30	0.93	1.38
Total from investment operations	(4.87)	(3.60)	3.26	0.94	1.38		(3.35)	3.23	0.91	1.34
Less distributions
From net realized gain	(1.03)	—	—	—	—		—	—	—	—
	(1.03)	—	—	—	—		—	—	—	—
Net asset value, end of period	$14.75	$11.15	$14.41	$15.35	$16.73		$11.14	$14.37	$15.28	$16.62
Total return (%)[k]	(23.77)	(24.41)	29.24	6.52	8.99		(23.12)[m]	28.99	6.33	8.77
Ratios and supplemental data

Net assets, end of period (in millions)	$638	$457	$520	$475	$288		$25	$87	$150	$34
Ratio of net expenses to average net assets (%)	1.01	1.02	1.01	1.00	1.00		1.22[r]	1.21	1.20	1.20
Ratio of net investment income (loss) to
average net assets (%)	(0.39)	(0.43)	(0.38)	(0.01)	(0.02)		(0.54)[r]	(0.58)	(0.11)	(0.24)
Portfolio turnover (%)	69	80	58	77	99		80	58	77	99

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$15.20
Net investment income (loss)[h]					—[j]
Net realized and unrealized gain (loss) on investments					1.55
Total from investment operations					1.55
Net asset value, end of period					$16.75
Total return (%)					10.20[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$69
Ratio of net expenses to average net assets (%)					0.91[r]
Ratio of net investment income (loss) to
average net assets (%)					0.04[r]
Portfolio turnover (%)					99

a Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 133

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

All Cap Value

	Series I					Series II
Period ended	12-31-01[a]	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$12.50	$12.61	$9.10	$12.58	$14.54		$12.56	$9.09	$12.54	$14.48
Net investment income (loss)[h]	—[j]	0.02	0.07	0.12	0.11		—[j]	0.05	0.11	0.09
Net realized and unrealized gain (loss) on investments	0.11	(3.53)	3.42	1.88	0.67		(3.47)	3.41	1.87	0.65
Total from investment operations	0.11	(3.51)	3.49	2.00	0.78		(3.47)	3.46	1.98	0.74
Less distributions
From net investment income	—[j]	—[j]	(0.01)	(0.04)	(0.08)		—[j]	(0.01)	(0.04)	(0.02)
From net realized gain	—	—	—	—	(0.54)		—	—	—	(0.54)
	—[j]	—[j]	(0.01)	(0.04)	(0.62)		—[j]	(0.01)	(0.04)	(0.56)
Net asset value, end of period	$12.61	$9.10	$12.58	$14.54	$14.70		$9.09	$12.54	$14.48	$14.66
Total return (%)[k]	0.90[m]	(27.83)	38.36	15.96	5.71		(27.63)[m]	38.16	15.79	5.42
Ratios and supplemental data

Net assets, end of period (in millions)	$21	$32	$184	$204	$70		$7	$101	$192	$66
Ratio of net expenses to average net assets (%)	1.42[r]	1.15	0.98	0.95	0.94		1.34[r]	1.18	1.15	1.14
Ratio of net investment income (loss) to
average net assets (%)	0.05[r]	0.15	0.64	0.94	0.78		0.04[r]	0.44	0.81	0.61
Portfolio turnover (%)	194[m]	31	52	43	78		31	52	43	78

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$11.33	$12.58	$14.50					$14.55
Net investment income (loss)[h]			0.01	0.14	0.05					0.08
Net realized and unrealized gain (loss) on investments			1.24	1.83	0.67					0.69
Total from investment operations			1.25	1.97	0.72					0.77
Less distributions
From net investment income			—	(0.05)	(0.05)					(0.12)
From net realized gain			—	—	(0.54)					(0.54)
			—	(0.05)	(0.59)					(0.66)
Net asset value, end of period			$12.58	$14.50	$14.63					$14.66
Total return (%)[k]			11.03[l,m]	15.73[l]	5.29[l]					5.68[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	$1	$1					$127
Ratio of net expenses to average net assets (%)			1.33[r]	1.30	1.29					0.87[r]
Ratio of gross expenses to average net assets (%)			20.92[p,r]	2.86[p]	1.89[p]					0.87[r]
Ratio of net investment income (loss) to
average net assets (%)			0.32[r]	1.04	0.38					0.68[r]
Portfolio turnover (%)			52	43	78					78

a Series I, Series II, Series III and Series NAV shares began operations on 4-30-01, 1-28-02, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
The accompanying notes are an integral part of the financial statements. 134

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

American Blue Chip Income and Growth

Series I				Series II
Period ended	12-31-03[a]	12-31-04	12-31-05		12-31-03[a]	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$13.66	$15.46	$16.90		$12.50	$15.44	$16.85
Net investment income (loss)	—[j]	0.04	0.09[h]		—[j]	0.01	0.07[h]
Net realized and unrealized gain (loss) on investments	1.80	1.40	0.89		2.94	1.40	0.90
Total from investment operations	1.80	1.44	0.98		2.94	1.41	0.97
Less distributions
From net investment income	—	—	(0.05)		—	—	(0.01)
From net realized gain	—	—	(1.83)		—	—	(1.83)
	—	—	(1.88)		—	—	(1.84)
Net asset value, end of period	$15.46	$16.90	$16.00		$15.44	$16.85	$15.98
Total return (%)[k]	13.18[m]	9.31	6.76		23.52[m]	9.13	6.66
Ratios and supplemental data

Net assets, end of period (in millions)	$1	$3	$7		$181	$180	$185
Ratio of net expenses to average net assets (%)[q]	0.39[r]	0.39	0.39		0.54[r]	0.54	0.53
Ratio of net investment income (loss) to
average net assets (%)[v]	(0.39)[r]	0.29	0.60		(0.54)[r]	0.05	0.47
Portfolio turnover (%)	—[m,z]	54	10		—[m,z]	54	10

a Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
m Not annualized.
q Does not include expenses of the investment companies in which the Portfolio invests.
r Annualized.
v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
z Less than 1%.

The accompanying notes are an integral part of the financial statements. 135

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

American Bond

Series I	Series II
Period ended	12-31-05[a]	12-31-05[a]

Per share operating performance

Net asset value, beginning of period	$12.36	$12.50
Net investment income (loss)[h]	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.15	0.01
Total from investment operations	0.14	(0.01)
Net asset value, end of period	$12.50	$12.49
Total return (%)[k]	1.13[m]	(0.08)[m]
Ratios and supplemental data

Net assets, end of period (in millions)	—[o]	$148
Ratio of net expenses to average net assets (%)[q]	0.40[r]	0.55[r]
Ratio of net investment income (loss) to
average net assets (%)[v]	(0.40)[r]	(0.55)[r]
Portfolio turnover (%)	2[m]	2[m]

a Series I and Series II shares began operations on 11-2-05 and 7-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
o Less than $500,000.
q Does not include expenses of the investment companies in which the Portfolio invests.
r Annualized.
v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements. 136

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

American Growth

Series I				Series II
Period ended	12-31-03[a]	12-31-04	12-31-05		12-31-03[a]	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$13.94	$15.42	$17.28		$12.50	$15.41	$17.24
Net investment income (loss)	—[j]	(0.01)	0.10[h]		—[j]	(0.04)	0.05[h]
Net realized and unrealized gain (loss) on investments	1.48	1.88	2.62		2.91	1.88	2.63
Total from investment operations	1.48	1.87	2.72		2.91	1.84	2.68
Less distributions
From net realized gain	—	(0.01)	(0.02)		—	(0.01)	(0.02)
	—	(0.01)	(0.02)		—	(0.01)	(0.02)
Net asset value, end of period	$15.42	$17.28	$19.98		$15.41	$17.24	$19.90
Total return (%)[k]	10.62[m]	12.10	15.78		23.28[m]	11.91	15.59
Ratios and supplemental data

Net assets, end of period (in millions)	$3	$17	$57		$270	$708	$1,134
Ratio of net expenses to average net assets (%)[q]	0.38[r]	0.37	0.38		0.53[r]	0.52	0.53
Ratio of net investment income (loss) to
average net assets (%)[v]	0.04[r]	(0.12)	0.54		(0.23)[r]	(0.30)	0.25
Portfolio turnover (%)	1[m]	1	3		1[m]	1	3

a Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
m Not annualized.
q Does not include expenses of the investment companies in which the Portfolio invests.
r Annualized.
v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements. 137

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

American Growth-Income

Series I				Series II
Period ended	12-31-03[a]	12-31-04	12-31-05		12-31-03[a]	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$13.78	$15.55	$17.00		$12.50	$15.53	$16.97
Net investment income (loss)	0.10	0.05	0.27[h]		0.09	0.04	0.24[h]
Net realized and unrealized gain (loss) on investments	1.67	1.49	0.65		2.94	1.48	0.66
Total from investment operations	1.77	1.54	0.92		3.03	1.52	0.90
Less distributions
From net investment income	—	(0.07)	(0.08)		—	(0.06)	(0.07)
From net realized gain	—	(0.02)	(0.03)		—	(0.02)	(0.03)
	—	(0.09)	(0.11)		—	(0.08)	(0.10)
Net asset value, end of period	$15.55	$17.00	$17.81		$15.53	$16.97	$17.77
Total return (%)[k]	12.84[m]	9.96	5.44		24.24[m]	9.83	5.29
Ratios and supplemental data

Net assets, end of period (in millions)	$1	$9	$14		$182	$558	$873
Ratio of net expenses to average net assets (%)[q]	0.38[r]	0.37	0.38		0.53[r]	0.52	0.53
Ratio of net investment income (loss) to
average net assets (%)[v]	3.66[r]	1.01	1.55		2.08[r]	0.68	1.41
Portfolio turnover (%)	2[m]	1	1		2[m]	1	1

a Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
q Does not include expenses of the investment companies in which the Portfolio invests.
r Annualized.
v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements. 138

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

American International

	Series I				Series II
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-03[a]	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period		$13.78	$16.68	$19.37		$12.50	$16.66	$19.34
Net investment income (loss)		0.16	0.13	0.34[h]		0.14	0.11	0.25[h]
Net realized and unrealized gain (loss) on investments		2.74	2.97	3.40		4.02	2.96	3.45
Total from investment operations		2.90	3.10	3.74		4.16	3.07	3.70
Less distributions
From net investment income		—	(0.12)	(0.14)		—	(0.10)	(0.11)
From net realized gain		—	(0.29)	(1.53)		—	(0.29)	(1.53)
		—	(0.41)	(1.67)		—	(0.39)	(1.64)
Net asset value, end of period		$16.68	$19.37	$21.44		$16.66	$19.34	$21.40
Total return (%)[k]		21.04[m]	18.88	21.07		33.28[m]	18.74	20.87
Ratios and supplemental data

Net assets, end of period (in millions)		$3	$10	$35		$178	$307	$624
Ratio of net expenses to average net assets (%)[q]		0.39[r]	0.38	0.38		0.54[r]	0.53	0.53
Ratio of net investment income (loss) to
average net assets (%)[v]		3.34[r]	1.57	1.75		2.01[r]	1.07	1.31
Portfolio turnover (%)		22[m]	65	6		22[m]	65	6

a Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
q Does not include expenses of the investment companies in which the Portfolio invests.
r Annualized.
v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements. 139

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Blue Chip Growth

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$20.13	$15.83	$11.99	$15.48	$16.86		$15.53	$11.98	$15.43	$16.78
Net investment income (loss)[h]	—[j]	0.01	0.02	0.08	0.04		—[j]	—[j]	0.07	0.01
Net realized and unrealized gain (loss) on investments	(2.97)	(3.85)	3.48	1.32	0.90		(3.55)	3.47	1.29	0.89
Total from investment operations	(2.97)	(3.84)	3.50	1.40	0.94		(3.55)	3.47	1.36	0.90
Less distributions
From net investment income	—	—	(0.01)	(0.02)	(0.07)		—	(0.02)	(0.01)	—
From net realized gain	(1.33)	—	—	—	—		—	—	—	—
	(1.33)	—	(0.01)	(0.02)	(0.07)		—	(0.02)	(0.01)	—
Net asset value, end of period	$15.83	$11.99	$15.48	$16.86	$17.73		$11.98	$15.43	$16.78	$17.68
Total return (%)[k,l]	(14.61)	(24.26)	29.17	9.03	5.60		(22.86)[m]	29.02	8.83	5.36
Ratios and supplemental data

Net assets, end of period (in millions)	$1,633	$1,093	$1,291	$1,309	$769		$61	$205	$471	$181
Ratio of net expenses to average net assets (%)	0.92	0.91	0.90	0.88	0.89		1.11[r]	1.10	1.08	1.09
Ratio of gross expenses to average net assets (%)[p]	0.93	0.93	0.92	0.91	0.92		1.13[r]	1.12	1.11	1.12
Ratio of net investment income (loss) to
average net assets (%)	—[j]	0.05	0.15	0.53	0.24		(0.01)[r]	(0.03)	0.47	0.04
Portfolio turnover (%)	48	39	35	31	65[x]		39	35	31	65[x]

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$14.36	$15.48	$16.80					$16.32
Net investment income (loss)[h]			0.01	0.11	(0.02)					0.04
Net realized and unrealized gain (loss) on investments			1.11	1.25	0.90					1.45
Total from investment operations			1.12	1.36	0.88					1.49
Less distributions
From net investment income			—	(0.04)	(0.04)					(0.10)
			—	(0.04)	(0.04)					(0.10)
Net asset value, end of period			$15.48	$16.80	$17.64					$17.71
Total return (%)[k,l]			7.80[m]	8.79	5.26					9.19[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	$1	$1					$1,480
Ratio of net expenses to average net assets (%)			1.25[r]	1.23	1.25					0.84[r]
Ratio of gross expenses to average net assets (%)[p]			19.68[r]	2.69	1.98					0.87[r]
Ratio of net investment income (loss) to
average net assets (%)			0.12[r]	0.73	(0.13)					0.28[r]
Portfolio turnover (%)			35	31	65[x]					65[x]

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-05-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 140

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Capital Appreciation

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$10.97	$8.95	$6.21	$8.04	$8.79		$8.73	$6.20	$8.02	$8.76
Net investment income (loss)[h]	(0.02)	(0.01)	(0.01)	0.01	(0.01)		(0.02)	(0.03)	—[j]	(0.02)
Net realized and unrealized gain (loss) on investments	(2.00)	(2.73)	1.84	0.74	1.24		(2.51)	1.85	0.74	1.22
Total from investment operations	(2.02)	(2.74)	1.83	0.75	1.23		(2.53)	1.82	0.74	1.20
Net asset value, end of period	$8.95	$6.21	$8.04	$8.79	$10.02		$6.20	$8.02	$8.76	$9.96
Total return (%)	(18.41)	(30.61)	29.47	9.33	13.99		(28.98)[m]	29.35	9.23	13.70
Ratios and supplemental data

Net assets, end of period (in millions)	$40	$100	$121	$129	$52		$23	$72	$125	$47
Ratio of net expenses to average net assets (%)	1.20	1.05	0.99	0.97	0.95		1.25[r]	1.19	1.17	1.15
Ratio of net investment income (loss) to
average net assets (%)	(0.22)	(0.14)	(0.13)	0.15	(0.10)		(0.27)[r]	(0.35)	0.02	(0.27)
Portfolio turnover (%)	102	67	71	79	101		67	71	79	101

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$8.51
Net investment income (loss)[h]					(0.01)
Net realized and unrealized gain (loss) on investments					1.53
Total from investment operations					1.52
Less distributions
From net investment income					(0.01)
					(0.01)
Net asset value, end of period					$10.02
Total return (%)[k]					17.88[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$207
Ratio of net expenses to average net assets (%)					0.88[r]
Ratio of net investment income (loss) to
average net assets (%)					(0.18)[r]
Portfolio turnover (%)					101

a Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 141

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Classic Value

	Series I			Series II
Period ended		12-31-04[a]	12-31-05		12-31-04[a]	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$13.84		$12.50	$13.83
Net investment income (loss)[h]		0.05	0.13		0.04	0.09
Net realized and unrealized gain (loss) on investments		1.36	1.17		1.36	1.18
Total from investment operations		1.41	1.30		1.40	1.27
Less distributions
From net investment income		(0.03)	(0.08)		(0.03)	(0.05)
From net realized gain		(0.04)	(0.69)		(0.04)	(0.69)
		(0.07)	(0.77)		(0.07)	(0.74)
Net asset value, end of period		$13.84	$14.37		$13.83	$14.36
Total return (%)[k]		11.31[m,l]	9.42		11.17[m,l]	9.22
Ratios and supplemental data

Net assets, end of period (in millions)		$3	$12		$11	$19
Ratio of net expenses to average net assets (%)		1.42[r]	1.11		1.62[r]	1.32
Ratio of gross expenses to average net assets (%)		1.48[p,r]	1.11		1.68[p,r]	1.32
Ratio of net investment income (loss) to
average net assets (%)		0.59[r]	0.88		0.44[r]	0.62
Portfolio turnover (%)		9[m]	42		9[m]	42

	Series NAV
Period ended			12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$13.42
Net investment income (loss)[h]			0.09
Net realized and unrealized gain (loss) on investments			1.64
Total from investment operations			1.73
Less distributions
From net investment income			(0.09)
From net realized gain			(0.68)
			(0.77)
Net asset value, end of period			$14.38
Total return (%)[k]			12.88[m]
Ratios and supplemental data

Net assets, end of period (in millions)			$3
Ratio of net expenses to average net assets (%)			1.03[r]
Ratio of net investment income (loss) to
average net assets (%)			0.91[r]
Portfolio turnover (%)			42

a Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total return would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 142

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Core Equity

	Series I			Series II
Period ended		12-31-04[a]	12-31-05		12-31-04[a]	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$14.23		$12.50	$14.21
Net investment income (loss)[h]		—[j]	0.01		(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments		1.73	0.83		1.73	0.85
Total from investment operations		1.73	0.84		1.71	0.82
Net asset value, end of period		$14.23	$15.07		$14.21	$15.03
Total return (%)		13.84[m]	5.90		13.68[m]	5.77
Ratios and supplemental data

Net assets, end of period (in millions)		$194	$1		$237	$57
Ratio of net expenses to average net assets (%)		0.96[r]	0.91		1.16[r]	1.11
Ratio of net investment income (loss) to
average net assets (%)		(0.05)[r]	0.07		(0.26)[r]	(0.21)
Portfolio turnover (%)		6[m]	65		6[m]	65

	Series NAV
Period ended			12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$13.71
Net investment income (loss)[h]			—[j]
Net realized and unrealized gain (loss) on investments			1.38
Total from investment operations			1.38
Net asset value, end of period			$15.09
Total return (%)			10.07[m]
Ratios and supplemental data

Net assets, end of period (in millions)			$403
Ratio of net expenses to average net assets (%)			0.85[r]
Ratio of net investment income (loss) to
average net assets (%)			(0.02)[r]
Portfolio turnover (%)			65

a Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 143

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Dynamic Growth

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$7.98	$4.76	$3.41	$4.40	$4.84		$4.40	$3.40	$4.39	$4.83
Net investment income (loss)[h]	(0.02)	(0.02)	(0.03)	(0.03)	(0.04)		(0.03)	(0.03)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	(3.19)	(1.33)	1.02	0.47	0.64		(0.97)	1.02	0.48	0.63
Total from investment operations	(3.21)	(1.35)	0.99	0.44	0.60		(1.00)	0.99	0.44	0.58
Less distributions
From net investment income	(0.01)	—	—	—	—		—	—	—	—
	(0.01)	—	—	—	—		—	—	—	—
Net asset value, end of period	$4.76	$3.41	$4.40	$4.84	$5.44		$3.40	$4.39	$4.83	$5.41
Total return (%)[k]	(40.24)	(28.36)	29.03	10.00	12.40		(22.73)[m]	29.12	10.02	12.01
Ratios and supplemental data

Net assets, end of period (in millions)	$133	$64	$140	$129	$133		$4	$42	$40	$43
Ratio of net expenses to average net assets (%)	1.08	1.10	1.09[t]	1.07	1.07		1.30[r]	1.29[t]	1.27	1.27
Ratio of net investment income (loss) to
average net assets (%)	(0.43)	(0.55)	(0.68)	(0.72)	(0.74)		(0.81)[r]	(0.88)	(0.92)	(0.94)
Portfolio turnover (%)	180	165	133[x]	121	78		165	133[x]	121	78

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$4.64
Net investment income (loss)[h]					(0.02)
Net realized and unrealized gain (loss) on investments					0.83
Total from investment operations					0.81
Net asset value, end of period					$5.45
Total return (%)					17.46[m]
Ratios and supplemental data

Net assets, end of period (in millions)					—[o]
Ratio of net expenses to average net assets (%)					1.01[r]
Ratio of net investment income (loss) to
average net assets (%)					(0.67)[r]
Portfolio turnover (%)					78

a Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
o Less than $500,000.
r Annualized.
t The ratios of net operating expenses excluding costs incurred in connection with the reorganization were 1.08% for Series I and 1.28% for Series II, respectively.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 144

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Emerging Growth

	Series I				Series II
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-03[a]	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$15.75	$16.46		$12.50	$15.73	$16.40
Net investment income (loss)[h]		(0.09)	(0.06)	(0.07)		(0.11)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments		3.95	1.13	1.33		3.95	1.14	1.33
Total from investment operations		3.86	1.07	1.26		3.84	1.03	1.21
Less distributions
From net investment income		(0.61)	—	—		(0.61)	—	—
From net realized gain		—	(0.36)	—		—	(0.36)	—
		(0.61)	(0.36)	—		(0.61)	(0.36)	—
Net asset value, end of period		$15.75	$16.46	$17.72		$15.73	$16.40	$17.61
Total return (%)[k]		30.84[l,m]	6.89	7.65		30.68[l,m]	6.64	7.38
Ratios and supplemental data

Net assets, end of period (in millions)		$3	$286	$2		$6	$15	$9
Ratio of net expenses to average net assets (%)		1.35[r]	0.92	0.92		1.55[r]	1.20	1.24
Ratio of gross expenses to average net assets (%)		2.54[p,r]	0.92	0.92		2.74[p,r]	1.20	1.24
Ratio of net investment income (loss) to
average net assets (%)		(0.89)[r]	(0.43)	(0.42)		(1.08)[r]	(0.74)	(0.74)
Portfolio turnover (%)		183[m]	191	121		183[m]	191	121

	Series III				Series NAV
Period ended		12-31-03[a]	12-31-04	12-31-05				12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$15.61	$15.75	$16.46				$16.31
Net investment income (loss)[h]		0.01	(0.11)	(0.15)				(0.05)
Net realized and unrealized gain (loss) on investments		0.74	1.18	1.40				1.47
Total from investment operations		0.75	1.07	1.25				1.42
Less distributions
From net investment income		(0.61)	—	—				—
From net realized gain		—	(0.36)	—				—
		(0.61)	(0.36)	—				—
Net asset value, end of period		$15.75	$16.46	$17.71				$17.73
Total return (%)[k]		4.77[l,m]	6.89[l]	7.59[l]				8.71[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]	—[o]	—[o]				$11
Ratio of net expenses to average net assets (%)		1.70[r]	1.30	1.40				0.95[r]
Ratio of gross expenses to average net assets (%)		354.65[p,r]	4.32[p]	2.63[p]				0.95[r]
Ratio of net investment income (loss) to
average net assets (%)		0.19[r]	(0.77)	(0.89)				(0.40)[r]
Portfolio turnover (%)		183[m]	191	121				121

a Series I, Series II, Series III and Series NAV shares began operations on 5-5-03, 5-5-03, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 145

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Emerging Small Company

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$35.02	$26.06	$18.45	$25.78	$28.75		$25.13	$18.44	$25.72	$28.63
Net investment income (loss)[h]	(0.08)	(0.12)	(0.12)	(0.21)	(0.18)		(0.11)	(0.18)	(0.26)	(0.23)
Net realized and unrealized gain (loss) on investments	(7.75)	(7.49)	7.45	3.18	1.63		(6.58)	7.46	3.17	1.62
Total from investment operations	(7.83)	(7.61)	7.33	2.97	1.45		(6.69)	7.28	2.91	1.39
Less distributions
From net realized gain	(1.13)	—	—	—	—		—	—	—	—
	(1.13)	—	—	—	—		—	—	—	—
Net asset value, end of period	$26.06	$18.45	$25.78	$28.75	$30.20		$18.44	$25.72	$28.63	$30.02
Total return (%)[k]	(22.24)	(29.20)	39.73	11.52	5.04		(26.62)[m]	39.48	11.31	4.86
Ratios and supplemental data

Net assets, end of period (in millions)	$448	$294	$401	$393	$259		$18	$83	$120	$71
Ratio of net expenses to average net assets (%)	1.12	1.12	1.11	1.11	1.12		1.32[r]	1.31	1.31	1.32
Ratio of net investment income (loss) to
average net assets (%)	(0.30)	(0.57)	(0.58)	(0.76)	(0.63)		(0.63)[r]	(0.82)	(0.98)	(0.83)
Portfolio turnover (%)	48	35	51	55	54		35	51	55	54

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$23.96	$25.78	$28.75					$28.21
Net investment income (loss)[h]			(0.08)	(0.30)	(0.27)					(0.15)
Net realized and unrealized gain (loss) on investments			1.90	3.27	1.66					2.17
Total from investment operations			1.82	2.97	1.39					2.02
Net asset value, end of period			$25.78	$28.75	$30.14					$30.23
Total return (%)			7.60[l,m]	11.52[l]	4.83[l]					7.16[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	—[o]	—[o]					—[o]
Ratio of net expenses to average net assets (%)			1.46[r]	1.46	1.47					1.03[r]
Ratio of gross expenses to average net assets (%)			20.19[p,r]	4.86[p]	3.28[p]					1.03[r]
Ratio of net investment income (loss) to
average net assets (%)			(0.98)[r]	(1.16)	(0.90)					(0.61)[r]
Portfolio turnover (%)			51	55	54					54

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 146

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Equity-Income

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$16.83	$15.13	$12.62	$15.22	$17.04		$15.05	$12.61	$15.17	$16.96
Net investment income (loss)[h]	0.22	0.22	0.23	0.24	0.25		0.21	0.21	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.06)	(2.13)	2.85	1.96	0.38		(2.05)	2.84	1.95	0.38
Total from investment operations	0.16	(1.91)	3.08	2.20	0.63		(1.84)	3.05	2.16	0.60
Less distributions
From net investment income	(0.29)	(0.19)	(0.22)	(0.20)	(0.21)		(0.19)	(0.23)	(0.19)	(0.16)
From net realized gain	(1.57)	(0.41)	(0.26)	(0.18)	(0.59)		(0.41)	(0.26)	(0.18)	(0.59)
	(1.86)	(0.60)	(0.48)	(0.38)	(0.80)		(0.60)	(0.49)	(0.37)	(0.75)
Net asset value, end of period	$15.13	$12.62	$15.22	$17.04	$16.87		$12.61	$15.17	$16.96	$16.81
Total return (%)[k,l]	1.29	(13.28)	25.57	14.81	3.92		(12.89)[m]	25.40	14.61	3.72
Ratios and supplemental data

Net assets, end of period (in millions)	$1,147	$1,015	$1,277	$1,364	$846		$87	$314	$573	$304
Ratio of net expenses to average net assets (%)	0.91	0.91	0.89	0.88	0.89		1.11[r]	1.09	1.08	1.08
Ratio of gross expenses to average net assets (%)[p]	0.93	0.93	0.92	0.91	0.91		1.13[r]	1.12	1.11	1.11
Ratio of net investment income (loss) to
average net assets (%)	1.45	1.58	1.73	1.53	1.53		1.83[r]	1.55	1.38	1.35
Portfolio turnover (%)	19	18	15	21	48[x]		18	15	21	48[x]

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$13.86	$15.22	$16.99					$17.11
Net investment income (loss)[h]			0.07	0.23	0.21					0.23
Net realized and unrealized gain (loss) on investments			1.29	1.94	0.36					0.34
Total from investment operations			1.36	2.17	0.57					0.57
Less distributions
From net investment income			—	(0.22)	(0.17)					(0.24)
From net realized gain			—	(0.18)	(0.59)					(0.59)
			—	(0.40)	(0.76)					(0.83)
Net asset value, end of period			$15.22	$16.99	$16.80					$16.85
Total return (%)[k,l]			9.81[m]	14.61	3.55					3.57[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	$1	$1					$1,189
Ratio of net expenses to average net assets (%)			1.24[r]	1.23	1.24					0.83[r]
Ratio of gross expenses to average net assets (%)[p]			14.85[r]	2.82	2.17					0.86[r]
Ratio of net investment income (loss) to
average net assets (%)			1.57[r]	1.45	1.25					1.64[r]
Portfolio turnover (%)			15	21	48[x]					48[x]

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 147

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Financial Services

	Series I					Series II
Period ended	12-31-01[a]	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$12.50	$11.63	$9.55	$12.73	$14.00		$11.48	$9.54	$12.69	$13.93
Net investment income (loss)[h]	0.01	0.03	0.06	0.05	0.07		0.03	0.04	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.88)	(2.11)	3.14	1.27	1.29		(1.97)	3.14	1.26	1.30
Total from investment operations	(0.87)	(2.08)	3.20	1.32	1.36		(1.94)	3.18	1.28	1.34
Less distributions
From net investment income	—[j]	—[j]	(0.02)	(0.05)	(0.05)		—[j]	(0.03)	(0.04)	(0.03)
	—[j]	—[j]	(0.02)	(0.05)	(0.05)		—[j]	(0.03)	(0.04)	(0.03)
Net asset value, end of period	$11.63	$9.55	$12.73	$14.00	$15.31		$9.54	$12.69	$13.93	$15.24
Total return (%)[k]	(6.93)[m]	(17.88)	33.58	10.38	9.78[l]		(16.90)[m]	33.40	10.09	9.62[l]
Ratios and supplemental data

Net assets, end of period (in millions)	$25	$37	$52	$53	$54		$12	$36	$43	$44
Ratio of net expenses to average net assets (%)	1.21[r]	1.07	1.05	1.01	0.99		1.27[r]	1.25	1.21	1.19
Ratio of gross expenses to average net assets (%)	1.21[r]	1.07	1.05	1.01	1.01[p]		1.27[r]	1.25	1.21	1.21[p]
Ratio of net investment income (loss) to
average net assets (%)	0.08[r]	0.31	0.58	0.36	0.47		0.37[r]	0.37	0.17	0.27
Portfolio turnover (%)	53[m]	34	25	12	51[x]		34	25	12	51[x]

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$11.28	$12.73	$13.95					$13.32
Net investment income (loss)[h]			0.04	—[j]	0.02					0.05
Net realized and unrealized gain (loss) on investments			1.41	1.28	1.29					1.94
Total from investment operations			1.45	1.28	1.31					1.99
Less distributions
From net investment income			—	(0.06)	(0.05)					—
			—	(0.06)	(0.05)					—
Net asset value, end of period			$12.73	$13.95	$15.21					$15.31
Total return (%)[k,l]			12.85[m]	10.11	9.40					14.94[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	—[o]	—[o]					$54
Ratio of net expenses to average net assets (%)			1.40[r]	1.36	1.34					0.88[r]
Ratio of gross expenses to average net assets (%)[p]			186.33[r]	4.83	2.91					0.92[r]
Ratio of net investment income (loss) to
average net assets (%)			0.97[r]	(0.01)	0.12					0.52[r]
Portfolio turnover (%)			25	12	51[x]					51[x]

a Series I, Series II, Series III and Series NAV shares began operations on 4-30-01, 1-28-02, 9-5-03 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 148

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Fundamental Value

	Series I					Series II
Period ended	12-31-01[a]	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$12.50	$11.73	$9.82	$12.71	$14.14		$11.48	$9.82	$12.68	$14.07
Net investment income (loss)[h]	0.03	0.07	0.08	0.10	0.12		0.07	0.06	0.07	0.09
Net realized and unrealized gain (loss) on investments	(0.80)	(1.97)	2.84	1.39	1.12		(1.72)	2.83	1.38	1.13
Total from investment operations	(0.77)	(1.90)	2.92	1.49	1.24		(1.65)	2.89	1.45	1.22
Less distributions
From net investment income	—	(0.01)	(0.03)	(0.06)	(0.06)		(0.01)	(0.03)	(0.06)	(0.03)
	—	(0.01)	(0.03)	(0.06)	(0.06)		(0.01)	(0.03)	(0.06)	(0.03)
Net asset value, end of period	$11.73	$9.82	$12.71	$14.14	$15.32		$9.82	$12.68	$14.07	$15.26
Total return (%)[k]	(6.16)[m]	(16.20)	29.83	11.80	8.84[l]		(14.46)[m]	29.57	11.44	8.70[l]
Ratios and supplemental data

Net assets, end of period (in millions)	$112	$269	$355	$429	$202		$65	$203	$386	$270
Ratio of net expenses to average net assets (%)	1.07[r]	0.98	0.97	0.94	0.90		1.18[r]	1.17	1.14	1.10
Ratio of gross expenses to average net assets (%)	1.07[r]	0.98	0.97	0.94	0.92[p]		1.18[r]	1.17	1.14	1.12[p]
Ratio of net investment income (loss) to
average net assets (%)	0.45[r]	0.71	0.78	0.74	0.84		0.75[r]	0.59	0.56	0.63
Portfolio turnover (%)	16[m]	19	12	6	36		19	12	6	36

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$11.28	$12.71	$14.09					$14.37
Net investment income (loss)[h]			0.02	0.08	0.06					0.13
Net realized and unrealized gain (loss) on investments			1.41	1.38	1.12					0.89
Total from investment operations			1.43	1.46	1.18					1.02
Less distributions
From net investment income			—	(0.08)	(0.03)					(0.10)
			—	(0.08)	(0.03)					(0.10)
Net asset value, end of period			$12.71	$14.09	$15.24					$15.29
Total return (%)[k,l]			12.68[m]	11.52	8.43					7.14[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	$1	$1					$482
Ratio of net expenses to average net assets (%)			1.32[r]	1.29	1.25					0.82[r]
Ratio of gross expenses to average net assets (%)[p]			15.43[r]	2.81	1.93					0.85[r]
Ratio of net investment income (loss) to
average net assets (%)			0.55[r]	0.59	0.40					1.08[r]
Portfolio turnover (%)			12	6	36					36

a Series I, Series II, Series III and Series NAV shares began operations on 4-30-01, 1-28-02, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 149

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Global

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$18.48	$13.00	$10.39	$13.11	$14.79		$12.72	$10.39	$13.07	$14.73
Net investment income (loss)[h]	0.12	0.08	0.10	0.18	0.22		0.05	0.08	0.16	0.18
Net realized and unrealized gain (loss) on investments	(2.78)	(2.54)	2.72	1.73	1.35		(2.23)	2.71	1.72	1.35
Total from investment operations	(2.66)	(2.46)	2.82	1.91	1.57		(2.18)	2.79	1.88	1.53
Less distributions
From net investment income	(0.40)	(0.15)	(0.10)	(0.23)	(0.19)		(0.15)	(0.11)	(0.22)	(0.17)
From net realized gain	(2.42)	—	—	—	—		—	—	—	—
	(2.82)	(0.15)	(0.10)	(0.23)	(0.19)		(0.15)	(0.11)	(0.22)	(0.17)
Net asset value, end of period	$13.00	$10.39	$13.11	$14.79	$16.17		$10.39	$13.07	$14.73	$16.09
Total return (%)[k]	(16.09)	(19.11)	27.46	14.75[l]	10.72[l]		(17.33)[m]	27.23	14.53[l]	10.50[l]
Ratios and supplemental data

Net assets, end of period (in millions)	$528	$348	$363	$358	$344		$9	$20	$28	$36
Ratio of net expenses to average net assets (%)	1.01	1.04	1.05	1.00	1.00		1.24[r]	1.25	1.20	1.19
Ratio of gross expenses to average net assets (%)	1.01	1.04	1.05	1.05[p]	1.05[p]		1.24[r]	1.25	1.25[p]	1.25[p]
Ratio of net investment income (loss) to
average net assets (%)	0.81	0.72	0.93	1.36	1.43		0.55[r]	0.68	1.21	1.21
Portfolio turnover (%)	156	92	149	39	24		92	149	39	24

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$12.02	$13.11	$14.74					$14.36
Net investment income (loss)[h]			0.06	0.21	0.15					0.11
Net realized and unrealized gain (loss) on investments			1.03	1.67	1.37					1.70
Total from investment operations			1.09	1.88	1.52					1.81
Less distributions
From net investment income			—	(0.25)	(0.18)					—
			—	(0.25)	(0.18)					—
Net asset value, end of period			$13.11	$14.74	$16.08					$16.17
Total return (%)[k,l]			9.07[m]	14.53	10.42					12.60[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	—[o]	—[o]					—[o]
Ratio of net expenses to average net assets (%)			1.40[r]	1.35	1.34					0.91[r]
Ratio of gross expenses to average net assets (%)[p]			345.59[r]	5.53	2.66					0.97[r]
Ratio of net investment income (loss) to
average net assets (%)			1.38[r]	1.58	1.00					0.99[r]
Portfolio turnover (%)			149	39	24					24

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 150

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Global Allocation

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$11.67	$10.04	$7.71	$9.70	$10.82		$9.91	$7.70	$9.68	$10.78
Net investment income (loss)[h]	0.01	0.04	0.06	0.14	0.16		0.04	0.04	0.11	0.13
Net realized and unrealized gain (loss) on investments	(1.57)	(2.37)	1.97	1.08	0.50		(2.25)	1.99	1.09	0.50
Total from investment operations	(1.56)	(2.33)	2.03	1.22	0.66		(2.21)	2.03	1.20	0.63
Less distributions
From net investment income	(0.01)	—[j]	(0.04)	(0.10)	(0.10)		—[j]	(0.05)	(0.10)	(0.09)
From net realized gain	(0.06)	—	—	—	—		—	—	—	—
	(0.07)	—[j]	(0.04)	(0.10)	(0.10)		—[j]	(0.05)	(0.10)	(0.09)
Net asset value, end of period	$10.04	$7.71	$9.70	$10.82	$11.38		$7.70	$9.68	$10.78	$11.32
Total return (%)[k]	(13.38)	(23.21)	26.43	12.73	6.20		(22.30)[m]	26.47	12.52	5.93
Ratios and supplemental data

Net assets, end of period (in millions)	$74	$57	$64	$110	$80		$5	$19	$93	$113
Ratio of net expenses to average net assets (%)	1.30	1.18	1.22	1.10	1.09		1.38[r]	1.42	1.30	1.29
Ratio of net investment income (loss) to
average net assets (%)	0.11	0.44	0.74	1.38	1.44		0.51[r]	0.49	1.12	1.21
Portfolio turnover (%)	25	18	147	76	129		18	147	76	129

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$10.87
Net investment income (loss)[h]					0.16
Net realized and unrealized gain (loss) on investments					0.46
Total from investment operations					0.62
Less distributions
From net investment income					(0.12)
					(0.12)
Net asset value, end of period					$11.37
Total return (%)[k]					5.81[m]
Ratios and supplemental data

Net assets, end of period (in millions)					—[o]
Ratio of net expenses to average net assets (%)					0.94[r]
Ratio of net investment income (loss) to
average net assets (%)					1.92[r]
Portfolio turnover (%)					129

a Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
m Not annualized.
o Less than $500,000.
r Annualized.

The accompanying notes are an integral part of the financial statements. 151

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Growth & Income

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$28.54	$23.91	$17.40	$21.79	$23.07		$23.43	$17.39	$21.72	$22.96
Net investment income (loss)[h]	0.12	0.16	0.17	0.27	0.23		0.12	0.13	0.23	0.19
Net realized and unrealized gain (loss) on investments	(3.32)	(5.80)	4.41	1.19	0.20		(5.29)	4.41	1.18	0.20
Total from investment operations	(3.20)	(5.64)	4.58	1.46	0.43		(5.17)	4.54	1.41	0.39
Less distributions
From net investment income	(0.11)	(0.12)	(0.19)	(0.18)	(0.31)		(0.12)	(0.21)	(0.17)	(0.27)
From net realized gain	(1.32)	(0.75)	—	—	(0.48)		(0.75)	—	—	(0.48)
	(1.43)	(0.87)	(0.19)	(0.18)	(0.79)		(0.87)	(0.21)	(0.17)	(0.75)
Net asset value, end of period	$23.91	$17.40	$21.79	$23.07	$22.71		$17.39	$21.72	$22.96	$22.60
Total return (%)[k]	(11.28)	(24.33)	26.45	6.77	2.03		(22.83)[m]	26.41	6.55	1.84
Ratios and supplemental data

Net assets, end of period (in millions)	$2,388	$1,436	$1,553	$1,359	$1,095		$39	$115	$120	$105
Ratio of net expenses to average net assets (%)	0.80	0.75	0.75	0.74	0.78		0.95[r]	0.95	0.94	0.98
Ratio of net investment income (loss) to
average net assets (%)	0.48	0.79	0.92	1.22	1.04		0.77[r]	0.69	1.04	0.84
Portfolio turnover (%)	24	40	39	43	135		40	39	43	135

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$20.21	$21.79	$22.98					$21.51
Net investment income (loss)[h]			0.04	0.45	0.16					0.21
Net realized and unrealized gain (loss) on investments			1.54	0.95	0.20					0.99
Total from investment operations			1.58	1.40	0.36					1.20
Less distributions
From net investment income			—	(0.21)	(0.32)					—
From net realized gain			—	—	(0.48)					—
			—	(0.21)	(0.80)					—
Net asset value, end of period			$21.79	$22.98	$22.54					$22.71
Total return (%)[k]			7.82[l,m]	6.50[l]	1.69[l]					5.58[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	$1	$1					$1
Ratio of net expenses to average net assets (%)			1.10[r]	1.09	1.13					0.79[r]
Ratio of gross expenses to average net assets (%)			57.22[p,r]	2.26[p]	1.90[p]					0.79[r]
Ratio of net investment income (loss) to
average net assets (%)			0.67[r]	2.08	0.72					1.39[r]
Portfolio turnover (%)			39	43	135					135

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 152

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Growth & Income II

	Series NAV
Period ended	12-31-01[g]	12-31-02[g]	12-31-03[e,g]	12-31-04[g]	12-31-05[f]

Per share operating performance

Net asset value, beginning of period	$14.18	$11.93	$9.22	$11.29	$12.39
Net investment income (loss)	0.06	0.08	0.10	0.13	0.11[h]
Net realized and unrealized gain (loss) on investments	(2.25)	(2.71)	2.12	1.10	0.98
Total from investment operations	(2.19)	(2.63)	2.22	1.23	1.09
Less distributions
From net investment income	(0.06)	(0.08)	(0.09)	(0.13)	(0.02)
From net realized gain	—	—	—	—	(0.56)
From capital paid-in	—	—	(0.06)	—	—
	(0.06)	(0.08)	(0.15)	(0.13)	(0.58)
Net asset value, end of period	$11.93	$9.22	$11.29	$12.39	$12.90
Total return (%)[k]	(15.44)	(22.18)	24.35	10.96	8.98
Ratios and supplemental data

Net assets, end of period (in millions)	$2,476	$1,762	$2,128	$2,196	$2,180
Ratio of net expenses to average net assets (%)	0.72	0.75	0.73	0.76	0.78
Ratio of net investment income (loss) to
average net assets (%)	0.49	0.73	1.00	1.10	0.72
Portfolio turnover (%)	104[x]	74	92[x]	71	101

e Certain amounts have been reclassified to permit comparison.
f Effective 4-29-05, shareholders of the former John Hancock Variable Series Trust I (“VST”) Growth & Income Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Growth & Income II. Additionally, the accounting and performance history of the former VST Growth & Income Fund Series NAV was redesignated as that of Series NAV shares of
Growth & Income II.
g Audited by previous auditor.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 153

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Health Sciences

	Series I					Series II
Period ended	12-31-01[a]	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$12.50	$13.54	$9.83	$13.39	$15.44		$12.90	$9.83	$13.36	$15.37
Net investment income (loss)[h]	(0.07)	(0.08)	(0.10)	(0.12)	(0.13)		(0.09)	(0.12)	(0.15)	(0.16)
Net realized and unrealized gain (loss) on investments	1.11	(3.60)	3.66	2.17	1.81		(2.95)	3.65	2.16	1.80
Total from investment operations	1.04	(3.68)	3.56	2.05	1.68		(3.04)	3.53	2.01	1.64
Less distributions
From net realized gain	—	(0.03)	—	—	(1.15)		(0.03)	—	—	(1.15)
Net asset value, end of period	$13.54	$9.83	$13.39	$15.44	$15.97		$9.83	$13.36	$15.37	$15.86
Total return (%)[k,l]	8.32[m]	(27.24)	36.22	15.31	12.50		(23.63)[m]	35.91	15.04	12.28
Ratios and supplemental data

Net assets, end of period (in millions)	$52	$62	$101	$121	$132		$16	$54	$78	$85
Ratio of net expenses to average net assets (%)	1.44[r]	1.23	1.21	1.18	1.19		1.43[r]	1.41	1.38	1.39
Ratio of gross expenses to average net assets (%)[p]	1.45[r]	1.25	1.23	1.21	1.22		1.45[r]	1.43	1.41	1.42
Ratio of net investment income (loss) to
average net assets (%)	(0.76)[r]	(0.74)	(0.82)	(0.84)	(0.89)		(1.02)[r]	(1.04)	(1.04)	(1.09)
Portfolio turnover (%)	81[m]	55	44	48	67[x]		55	44	48	67[x]

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$12.64	$13.39	$15.44					$12.99
Net investment income (loss)[h]			(0.05)	(0.17)	(0.18)					(0.08)
Net realized and unrealized gain (loss) on investments			0.80	2.22	1.83					3.07
Total from investment operations			0.75	2.05	1.65					2.99
Less distributions
From net realized gain			—	—	(1.15)					—
Net asset value, end of period			$13.39	$15.44	$15.94					$15.98
Total return (%)[k,l]			5.93[m]	15.31	12.29					23.02[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	—[o]	—[o]					$29
Ratio of net expenses to average net assets (%)			1.56[r]	1.53	1.55					1.12[r]
Ratio of gross expenses to average net assets (%)[p]			10.76[r]	5.38	2.48					1.15[r]
Ratio of net investment income (loss) to
average net assets (%)			(1.31)[r]	(1.19)	(1.25)					(0.81)[r]
Portfolio turnover (%)			44	48	67[x]					67[x]

a Series I, Series II, Series III and Series NAV shares began operations on 4-30-01, 1-28-02, 9-5-03 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500.000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 154

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Income & Value

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$10.56	$10.13	$8.36	$10.35	$10.99		$10.01	$8.35	$10.31	$10.93
Net investment income (loss)[h]	0.19	0.17	0.13	0.16	0.18		0.12	0.11	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.11)	(1.76)	2.04	0.62	0.38		(1.60)	2.04	0.62	0.37
Total from investment operations	0.08	(1.59)	2.17	0.78	0.56		(1.48)	2.15	0.76	0.53
Less distributions
From net investment income	(0.28)	(0.18)	(0.18)	(0.14)	(0.18)		(0.18)	(0.19)	(0.14)	(0.16)
From net realized gain	(0.23)	—	—	—	—		—	—	—	—
	(0.51)	(0.18)	(0.18)	(0.14)	(0.18)		(0.18)	(0.19)	(0.14)	(0.16)
Net asset value, end of period	$10.13	$8.36	$10.35	$10.99	$11.37		$8.35	$10.31	$10.93	$11.30
Total return (%)[k]	0.98	(15.93)	26.48	7.64	5.22		(15.02)[m]	26.29	7.42	4.98
Ratios and supplemental data

Net assets, end of period (in millions)	$562	$449	$522	$629	$525		$23	$81	$126	$110
Ratio of net expenses to average net assets (%)	0.87	0.88	0.87	0.88[t]	0.90		1.08[r]	1.07	1.08[t]	1.10
Ratio of net investment income (loss) to
average net assets (%)	1.90	1.90	1.45	1.53	1.70		1.55[r]	1.19	1.32	1.50
Portfolio turnover (%)	70	61	91	83[x]	54		61	91	83[x]	54

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$10.44
Net investment income (loss)[h]					0.13
Net realized and unrealized gain (loss) on investments					0.80
Total from investment operations					0.93
Net asset value, end of period					$11.37
Total return (%)					8.91[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$1
Ratio of net expenses to average net assets (%)					0.87[r]
Ratio of net investment income (loss) to
average net assets (%)					1.70[r]
Portfolio turnover (%)					54

a Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.
t The ratios of operating expenses excluding costs incurred in connection with the reorganization were 0.87% and 1.07% for Series I and Series II, respectively.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 155

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

International Opportunities

	Series I		Series II
Period ended		12-31-05[a]		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50		$12.50
Net investment income (loss)[h]		0.02		0.03
Net realized and unrealized gain (loss) on investments		3.01		2.98
Total from investment operations		3.03		3.01
Net asset value, end of period		$15.53		$15.51
Total return (%)		24.24[m]		24.08[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]		$13
Ratio of net expenses to average net assets (%)		1.19[r]		1.42[r]
Ratio of net investment income (loss) to
average net assets (%)		0.22[r]		0.25[r]
Portfolio turnover (%)		101[m]		101[m]

	Series NAV
Period ended		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50
Net investment income (loss)[h]		0.14
Net realized and unrealized gain (loss) on investments		2.90
Total from investment operations		3.04
Net asset value, end of period		$15.54
Total return (%)		24.32[m]
Ratios and supplemental data

Net assets, end of period (in millions)		$332
Ratio of net expenses to average net assets (%)		1.11[r]
Ratio of net investment income (loss) to
average net assets (%)		1.48[r]
Portfolio turnover (%)		101[m]

a Series I, Series II and Series NAV shares began operations on 4-29-05. h Based on the average of the shares outstanding. m Not annualized. o Less than $500,000. r Annualized.

The accompanying notes are an integral part of the financial statements. 156

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

International Small Cap

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$16.40	$11.30	$9.41	$14.56	$17.63		$11.35	$9.41	$14.54	$17.58
Net investment income (loss)[h]	—[j]	(0.04)	0.08	0.22	0.23		(0.07)	0.05	0.17	0.15
Net realized and unrealized gain (loss) on investments	(5.10)	(1.85)	5.07	2.87	1.59		(1.87)	5.08	2.89	1.62
Total from investment operations	(5.10)	(1.89)	5.15	3.09	1.82		(1.94)	5.13	3.06	1.77
Less distributions
From net investment income	—	—	—	(0.02)	(0.16)		—	—	(0.02)	(0.04)
	—	—	—	(0.02)	(0.16)		—	—	(0.02)	(0.04)
Net asset value, end of period	$11.30	$9.41	$14.56	$17.63	$19.29		$9.41	$14.54	$17.58	$19.31
Total return (%)[k]	(31.10)	(16.73)	54.73	21.23	10.39		(17.09)[m]	54.52	21.03	10.10
Ratios and supplemental data

Net assets, end of period (in millions)	$146	$100	$246	$309	$139		$5	$74	$187	$47
Ratio of net expenses to average net assets (%)	1.60	1.57	1.32	1.24	1.22		1.77[r]	1.52	1.44	1.41
Ratio of net investment income (loss) to
average net assets (%)	(0.01)	(0.40)	0.66	1.44	1.31		(0.73)[r]	0.41	1.10	0.83
Portfolio turnover (%)	721	501	140	32	47		501	140	32	47

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$12.69	$14.56	$17.58					$18.52
Net investment income (loss)[h]			(0.01)	0.10	0.10					0.23
Net realized and unrealized gain (loss) on investments			1.88	2.95	1.68					0.70
Total from investment operations			1.87	3.05	1.78					0.93
Less distributions
From net investment income			—	(0.03)	(0.07)					(0.20)
			—	(0.03)	(0.07)					(0.20)
Net asset value, end of period			$14.56	$17.58	$19.29					$19.25
Total return (%)[k]			14.74[l,m]	20.98[l]	10.19[l]					5.11[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	—[o]	—[o]					$381
Ratio of net expenses to average net assets (%)			1.59[r]	1.63	1.56					1.16[r]
Ratio of gross expenses to average net assets (%)			15.64[p,r]	3.57[p]	3.17[p]					1.16[r]
Ratio of net investment income (loss) to
average net assets (%)			(0.19)[r]	0.61	0.54					1.52[r]
Portfolio turnover (%)			140	32	47					47

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 157

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

International Stock

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$12.81	$9.59	$7.48	$9.69	$11.11		$9.92	$7.48	$9.68	$11.08
Net investment income (loss)[h]	0.04	0.07	0.08	0.12	0.12		(0.01)	0.05	0.10	0.01
Net realized and unrealized gain (loss) on investments	(2.75)	(2.14)	2.17	1.38	1.64		(2.39)	2.20	1.38	1.73
Total from investment operations	(2.71)	(2.07)	2.25	1.50	1.76		(2.40)	2.25	1.48	1.74
Less distributions
From net investment income	(0.02)	(0.04)	(0.04)	(0.08)	(0.09)		(0.04)	(0.05)	(0.08)	—
From net realized gain	(0.49)	—	—	—	—		—	—	—	—
	(0.51)	(0.04)	(0.04)	(0.08)	(0.09)		(0.04)	(0.05)	(0.08)	—
Net asset value, end of period	$9.59	$7.48	$9.69	$11.11	$12.78		$7.48	$9.68	$11.08	$12.82
Total return (%)[k]	(21.54)[l]	(21.69)[l]	30.27	15.59	15.94		(24.29)[l,m]	30.26	15.35	15.70
Ratios and supplemental data

Net assets, end of period (in millions)	$265	$247	$289	$366	$134		$33	$100	$253	$33
Ratio of net expenses to average net assets (%)	1.21	1.17	1.17	1.16	1.19		1.37[r]	1.37	1.36	1.36
Ratio of gross expenses to average net assets (%)	1.22[p]	1.18[p]	1.17	1.16	1.19		1.38[p,r]	1.37	1.36	1.36
Ratio of net investment income (loss) to
average net assets (%)	0.42	0.77	1.07	1.18	1.03		(0.20)[r]	0.65	0.99	0.05
Portfolio turnover (%)	31	78	159	76	147		78	159	76	147

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$11.44
Net investment income (loss)[h]					0.17
Net realized and unrealized gain (loss) on investments					1.27
Total from investment operations					1.44
Less distributions
From net investment income					(0.12)
					(0.12)
Net asset value, end of period					$12.76
Total return (%)[k]					12.78[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$702
Ratio of net expenses to average net assets (%)					1.19[r]
Ratio of net investment income (loss) to
average net assets (%)					1.72[r]
Portfolio turnover (%)					147

a Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 158

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

International Value

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$12.06	$10.54	$8.60	$12.33	$14.80		$10.31	$8.60	$12.29	$14.74
Net investment income (loss)[h]	0.14	0.14	0.21	0.21	0.33		0.01	0.18	0.19	0.27
Net realized and unrealized gain (loss) on investments	(1.34)	(2.01)	3.60	2.42	1.20		(1.65)	3.60	2.41	1.22
Total from investment operations	(1.20)	(1.87)	3.81	2.63	1.53		(1.64)	3.78	2.60	1.49
Less distributions
From net investment income	(0.12)	(0.07)	(0.08)	(0.16)	(0.15)		(0.07)	(0.09)	(0.15)	(0.10)
From net realized gain	(0.20)	—	—	—	(0.19)		—	—	—	(0.19)
	(0.32)	(0.07)	(0.08)	(0.16)	(0.34)		(0.07)	(0.09)	(0.15)	(0.29)
Net asset value, end of period	$10.54	$8.60	$12.33	$14.80	$15.99		$8.60	$12.29	$14.74	$15.94
Total return (%)[k]	(9.97)	(17.84)	44.86[l]	21.54[l]	10.54[l]		(16.00)[m]	44.52[l]	21.37[l]	10.31[l]
Ratios and supplemental data

Net assets, end of period (in millions)	$208	$229	$267	$462	$404		$50	$138	$371	$213
Ratio of net expenses to average net assets (%)	1.15	1.12	1.12	1.00	1.02		1.32[r]	1.32	1.20	1.22
Ratio of gross expenses to average net assets (%)	1.15	1.12	1.13[p]	1.07[p]	1.06[p]		1.32[r]	1.33[p]	1.27[p]	1.26[p]
Ratio of net investment income (loss) to
average net assets (%)	1.32	1.45	2.18	1.64	2.23		0.09[r]	1.78	1.50	1.80
Portfolio turnover (%)	33	26	51	29	76[x]		26	51	29	76[x]

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$15.29
Net investment income (loss)[h]					0.34
Net realized and unrealized gain (loss) on investments					0.68
Total from investment operations					1.02
Less distributions
From net investment income					(0.18)
From net realized gain					(0.19)
					(0.37)
Net asset value, end of period					$15.94
Total return (%)[k]					6.87[l,m]
Ratios and supplemental data

Net assets, end of period (in millions)					$682
Ratio of net expenses to average net assets (%)					0.97[r]
Ratio of gross expenses to average net assets (%)[p]					1.01[r]
Ratio of net investment income (loss) to
average net assets (%)					2.65[r]
Portfolio turnover (%)					76[x]

a Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 159

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Large Cap

	Series I		Series II
Period ended		12-31-05[a]		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50		$12.50
Net investment income (loss)[h]		0.05		0.05
Net realized and unrealized gain (loss) on investments		1.58		1.54
Total from investment operations		1.63		1.59
Net asset value, end of period		$14.13		$14.09
Total return (%)		13.04[m]		12.72[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]		$1
Ratio of net expenses to average net assets (%)		1.15[r]		1.11[r]
Ratio of net investment income (loss) to
average net assets (%)		0.58[r]		0.53[r]
Portfolio turnover (%)		46[m]		46[m]

	Series NAV
Period ended		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50
Net investment income (loss)[h]		0.07
Net realized and unrealized gain (loss) on investments		1.55
Total from investment operations		1.62
Net asset value, end of period		$14.12
Total return (%)		12.96[m]
Ratios and supplemental data

Net assets, end of period (in millions)		$125
Ratio of net expenses to average net assets (%)		0.94[r]
Ratio of net investment income (loss) to
average net assets (%)		0.75[r]
Portfolio turnover (%)		46[m]

a Series I, Series II and Series NAV shares began operations on 4-29-05. h Based on the average of the shares outstanding. m Not annualized. o Less than $500,000. r Annualized.

The accompanying notes are an integral part of the financial statements. 160

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Large Cap Growth

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$12.58	$9.89	$7.61	$9.51	$10.07		$9.79	$7.60	$9.48	$10.03
Net investment income (loss)[h]	0.03	0.02	0.03	0.06	0.03		0.02	0.01	0.05	0.01
Net realized and unrealized gain (loss) on investments	(2.25)	(2.27)	1.89	0.53	(0.01)		(2.18)	1.90	0.52	(0.01)
Total from investment operations	(2.22)	(2.25)	1.92	0.59	0.02		(2.16)	1.91	0.57	—
Less distributions
From net investment income	—	(0.03)	(0.02)	(0.03)	(0.07)		(0.03)	(0.03)	(0.02)	(0.06)
From net realized gain	(0.47)	—	—	—	—		—	—	—	—
	(0.47)	(0.03)	(0.02)	(0.03)	(0.07)		(0.03)	(0.03)	(0.02)	(0.06)
Net asset value, end of period	$9.89	$7.61	$9.51	$10.07	$10.02		$7.60	$9.48	$10.03	$9.97
Total return (%)[k]	(17.81)	(22.83)	25.33	6.18	0.24		(22.15)[m]	25.24	6.00	(0.02)
Ratios and supplemental data

Net assets, end of period (in millions)	$496	$371	$415	$383	$323		$31	$86	$100	$91
Ratio of net expenses to average net assets (%)	0.95	0.98	0.97	0.96	0.97		1.18[r]	1.17	1.16	1.17
Ratio of net investment income (loss) to
average net assets (%)	0.30	0.26	0.31	0.68	0.33		0.27[r]	0.12	0.51	0.13
Portfolio turnover (%)	123	92	62	50	88[x]		92	62	50	88[x]

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$9.37
Net investment income (loss)[h]					0.02
Net realized and unrealized gain (loss) on investments					0.64
Total from investment operations					0.66
Net asset value, end of period					$10.03
Total return (%)					7.04[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$176
Ratio of net expenses to average net assets (%)					0.90[r]
Ratio of net investment income (loss) to
average net assets (%)					0.37[r]
Portfolio turnover (%)					88[x]

a Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 161

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Large Cap Value

	Series I				Series II
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-03[a]	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$15.66	$18.79		$12.50	$15.64	$18.74
Net investment income (loss)[h]		—[j]	0.20	0.10		(0.03)	0.17	0.08
Net realized and unrealized gain (loss) on investments		3.46	3.19	2.81		3.47	3.18	2.78
Total from investment operations		3.46	3.39	2.91		3.44	3.35	2.86
Less distributions
From net investment income		(0.30)	(0.12)	—		(0.30)	(0.11)	—
From net realized gain		—	(0.14)	—		—	(0.14)	—
		(0.30)	(0.26)	—		(0.30)	(0.25)	—
Net asset value, end of period		$15.66	$18.79	$21.70		$15.64	$18.74	$21.60
Total return (%)[k]		27.65[l,m]	21.80	15.49		27.49[l,m]	21.53	15.26
Ratios and supplemental data

Net assets, end of period (in millions)		$6	$71	$10		$8	$102	$90
Ratio of net expenses to average net assets (%)		1.40[r]	1.03	0.97		1.60[r]	1.23	1.18
Ratio of gross expenses to average net assets (%)		2.86[p,r]	1.03	0.97		3.06[p,r]	1.23	1.18
Ratio of net investment income (loss) to
average net assets (%)		(0.02)[r]	1.22	0.50		(0.27)[r]	1.00	0.39
Portfolio turnover (%)		105[m]	109	105		105[m]	109	105

	Series NAV
Period ended				12-31-05[a]

Per share operating performance

Net asset value, beginning of period				$19.80
Net investment income (loss)[h]				0.10
Net realized and unrealized gain (loss) on investments				1.81
Total from investment operations				1.91
Less distributions
From net investment income				—[j]
Net asset value, end of period				$21.71
Total return (%)[k]				9.65[m]
Ratios and supplemental data

Net assets, end of period (in millions)				$146
Ratio of net expenses to average net assets (%)				0.91[r]
Ratio of net investment income (loss) to
average net assets (%)				0.56[r]
Portfolio turnover (%)				105

a Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total return would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 162

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Managed

	Series NAV
Period ended	12-31-01[g]	12-31-02[g]	12-31-03[e,g]	12-31-04[g]	12-31-05[f]

Per share operating performance

Net asset value, beginning of period	$13.82	$13.08	$11.15	$12.80	$13.58
Net investment income (loss)	0.28	0.21	0.21	0.23	0.26[h]
Net realized and unrealized gain (loss) on investments	(0.67)	(1.93)	1.89	0.80	0.11
Total from investment operations	(0.39)	(1.72)	2.10	1.03	0.37
Less distributions
From net investment income	(0.28)	(0.21)	(0.39)	(0.25)	(0.08)
From net realized gain	(0.07)	—	—	—	(0.28)
From capital paid-in	—	—	(0.06)	—	—
	(0.35)	(0.21)	(0.45)	(0.25)	(0.36)
Net asset value, end of period	$13.08	$11.15	$12.80	$13.58	$13.59
Total return (%)[k]	(2.84)	(13.23)	19.00	8.18	2.71
Ratios and supplemental data

Net assets, end of period (in millions)	$2,527	$1,937	$2,071	$2,079	$1,901
Ratio of net expenses to average net assets (%)	0.73	0.76	0.74	0.77	0.77
Ratio of net investment income (loss) to
average net assets (%)	2.10[u]	1.77	1.75	1.87	1.88
Portfolio turnover (%)	191[x]	235	216	234	255

e Certain amounts have been reclassified to permit comparison.
f Effective 4-29-05, shareholders of the former VST Managed Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Managed. Additionally, the accounting and performance history of the former VST Managed Fund Series NAV was redesignated as that of Series NAV shares of Managed.
g Audited by previous auditor.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
u Had the Fund not amortized premiums and accreted discounts on debt securities, the ratio of net investment income to average net assets would have been 2.29% for the year ended 12-31-01.
Periods prior to 1-1-01 have not been restated to reflect this change in presentation.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 163

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Mid Cap Core

	Series I				Series II
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-03[a]	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$15.32	$17.36		$12.50	$15.30	$17.31
Net investment income (loss)[h]		(0.01)	0.02	0.05		(0.03)	(0.01)	0.05
Net realized and unrealized gain (loss) on investments		2.83	2.16	0.92		2.83	2.16	0.88
Total from investment operations		2.82	2.18	0.97		2.80	2.15	0.93
Less distributions
From net realized gain		—	(0.14)	(1.54)		—	(0.14)	(1.54)
Net asset value, end of period		$15.32	$17.36	$16.79		$15.30	$17.31	$16.70
Total return (%)[k]		22.56[m]	14.31	6.12		22.40[m]	14.13	5.89
Ratios and supplemental data

Net assets, end of period (in millions)		$20	$21	$2		$30	$50	$39
Ratio of net expenses to average net assets (%)		1.21[r]	1.11	1.03		1.41[r]	1.31	1.21
Ratio of net investment income (loss) to
average net assets (%)		(0.08)[r]	0.12	0.33		(0.27)[r]	(0.04)	0.28
Portfolio turnover (%)		22[m]	72	91		22[m]	72	91

	Series NAV
Period ended				12-31-05[a]

Per share operating performance

Net asset value, beginning of period				$17.61
Net investment income (loss)[h]				0.09
Net realized and unrealized gain (loss) on investments				0.64
Total from investment operations				0.73
Less distributions
From net investment income				—[j]
From net realized gain				(1.54)
				(1.54)
Net asset value, end of period				$16.80
Total return (%)[k]				4.69[m]
Ratios and supplemental data

Net assets, end of period (in millions)				$255
Ratio of net expenses to average net assets (%)				0.93[r]
Ratio of net investment income (loss) to
average net assets (%)				0.72[r]
Portfolio turnover (%)				91
a Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 164

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Mid Cap Stock

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$12.10	$10.77	$8.34	$11.87	$14.13		$10.64	$8.34	$11.84	$14.06
Net investment income (loss)[h]	(0.04)	(0.05)	(0.05)	(0.05)	(0.04)		(0.05)	(0.08)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.29)	(2.38)	3.58	2.31	1.99		(2.25)	3.58	2.29	1.99
Total from investment operations	(1.33)	(2.43)	3.53	2.26	1.95		(2.30)	3.50	2.22	1.92
Less distributions
From net realized gain	—	—	—	—	(0.51)		—	—	—	(0.51)
Net asset value, end of period	$10.77	$8.34	$11.87	$14.13	$15.57		$8.34	$11.84	$14.06	$15.47
Total return (%)[k]	(10.99)	(22.56)	42.33	19.04	14.57		(21.62)[m]	41.97	18.75	14.42
Ratios and supplemental data

Net assets, end of period (in millions)	$154	$187	$260	$349	$383		$32	$116	$226	$178
Ratio of net expenses to average net assets (%)	1.00	1.00	0.99	0.96	0.97		1.20[r]	1.19	1.16	1.17
Ratio of net investment income (loss) to
average net assets (%)	(0.36)	(0.53)	(0.55)	(0.43)	(0.31)		(0.70)[r]	(0.75)	(0.58)	(0.52)
Portfolio turnover (%)	170	128	132	128	196[x]		128	132	128	196[x]

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$10.75	$11.87	$14.13					$13.50
Net investment income (loss)[h]			(0.04)	(0.02)	(0.09)					(0.02)
Net realized and unrealized gain (loss) on investments			1.16	2.28	2.00					2.62
Total from investment operations			1.12	2.26	1.91					2.60
Less distributions
From net realized gain			—	—	(0.51)					(0.51)
			—	—	(0.51)					(0.51)
Net asset value, end of period			$11.87	$14.13	$15.53					$15.59
Total return (%)[k]			10.42[l,m]	19.04[l]	14.27[l]					20.07[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	$1	$3					$399
Ratio of net expenses to average net assets (%)			1.34[r]	1.31	1.33					0.91[r]
Ratio of gross expenses to average net assets (%)			39.49[p,r]	2.24[p]	1.82[p]					0.91[r]
Ratio of net investment income (loss) to
average net assets (%)			(1.05)[r]	(0.12)	(0.63)					(0.21)[r]
Portfolio turnover (%)			132	128	196[x]					196[x]

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 165

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Mid Cap Value

	Series I					Series II
Period ended	12-31-01[a]	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$12.50	$13.06	$11.74	$14.65	$18.14		$12.63	$11.74	$14.62	$18.08
Net investment income (loss)[h]	0.06	0.11	0.09	0.10	0.11		0.09	0.07	0.07	0.07
Net realized and unrealized gain (loss) on investments	0.53	(1.43)	2.87	3.47	1.28		(0.98)	2.86	3.46	1.28
Total from investment operations	0.59	(1.32)	2.96	3.57	1.39		(0.89)	2.93	3.53	1.35
Less distributions
From net investment income	(0.03)	—	(0.05)	(0.08)	(0.08)		—	(0.05)	(0.07)	(0.05)
From net realized gain	—	—	—	—	(0.62)		—	—	—	(0.62)
	(0.03)	—	(0.05)	(0.08)	(0.70)		—	(0.05)	(0.07)	(0.67)
Net asset value, end of period	$13.06	$11.74	$14.65	$18.14	$18.83		$11.74	$14.62	$18.08	$18.76
Total return (%)[k]	4.72[m]	(10.11)	25.36	24.46	8.00		(7.05)[m]	25.14	24.22	7.76
Ratios and supplemental data

Net assets, end of period (in millions)	$81	$269	$283	$399	$295		$71	$171	$296	$244
Ratio of net expenses to average net assets (%)	1.15[r]	1.02	0.99	0.97	0.96		1.22[r]	1.19	1.17	1.16
Ratio of net investment income (loss) to
average net assets (%)	0.75[r]	0.92	0.76	0.61	0.61		0.83[r]	0.54	0.42	0.41
Portfolio turnover (%)	23[m]	24	34	19	35		24	34	19	35

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$13.38	$14.65	$18.08					$18.08
Net investment income (loss)[h]			0.01	0.03	0.05					0.10
Net realized and unrealized gain (loss) on investments			1.26	3.50	1.27					1.38
Total from investment operations			1.27	3.53	1.32					1.48
Less distributions
From net investment income			—	(0.10)	(0.08)					(0.11)
From net realized gain			—	—	(0.62)					(0.62)
			—	(0.10)	(0.70)					(0.73)
Net asset value, end of period			$14.65	$18.08	$18.70					$18.83
Total return (%)[k]			9.49[l,m]	24.19[l]	7.61[l]					8.51[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	$1	$1					$83
Ratio of net expenses to average net assets (%)			1.34[r]	1.32	1.31					0.89[r]
Ratio of gross expenses to average net assets (%)			42.62[p,r]	2.15[p]	1.96[p]					0.89[r]
Ratio of net investment income (loss) to
average net assets (%)			0.14[r]	0.21	0.27					0.68[r]
Portfolio turnover (%)			34	19	35					35

a Series I, Series II, Series III and Series NAV shares began operations on 4-30-01, 1-28-02, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 166

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Mid Value

	Series I					Series II
Period ended					12-31-05[a]		12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$11.05		$11.05
Net investment income (loss)[h]					0.06		0.03
Net realized and unrealized gain (loss) on investments					1.42		1.43
Total from investment operations					1.48		1.46
Less distributions
From net realized gain					(0.17)		(0.17)
					(0.17)		(0.17)
Net asset value, end of period					$12.36		$12.34
Total return (%)[k,l]					13.49[m]		13.30[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$1		$5
Ratio of net expenses to average net assets (%)					1.17[r]		1.35[r]
Ratio of gross expenses to average net assets (%)[p]					1.19[r]		1.37[r]
Ratio of net investment income (loss) to
average net assets (%)					0.66[r]		0.38[r]
Portfolio turnover (%)					47		47

	Series NAV
Period ended	12-31-01[g]	12-31-02[e,g]	12-31-03[e,g]	12-31-04[g]	12-31-05[f]

Per share operating performance

Net asset value, beginning of period	$9.82	$9.82	$8.28	$10.98	$11.67
Net investment income (loss)	0.05	0.04	0.04	0.06	0.05[h]
Net realized and unrealized gain (loss) on investments	—	(1.54)	3.69	1.97	0.81
Total from investment operations	0.05	(1.50)	3.73	2.03	0.86
Less distributions
From net investment income	(0.05)	(0.04)	(0.37)	(0.04)	(0.01)
From net realized gain	—	—	(0.50)	(1.30)	(0.17)
From capital paid-in	—	—[j]	(0.16)	—	—
	(0.05)	(0.04)	(1.03)	(1.34)	(0.18)
Net asset value, end of period	$9.82	$8.28	$10.98	$11.67	$12.35
Total return (%)[k,l]	0.53	(15.19)	45.15	18.74	7.39
Ratios and supplemental data

Net assets, end of period (in millions)	$46	$48	$94	$179	$162
Ratio of net expenses to average net assets (%)	0.90	0.96	1.15	1.15	1.08
Ratio of gross expenses to average net assets (%)[p]	1.15	1.12	1.19	1.22	1.10
Ratio of net investment income (loss) to
average net assets (%)	0.52	0.50	0.45	0.50	0.40
Portfolio turnover (%)	97	125	125	196[x]	47

a Series I and Series II shares began operations on 4-29-05.
e Certain amounts have been reclassified to permit comparison.
f Effective 4-29-05, shareholders of the former VST Mid Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Mid Value. Additionally, the accounting and performance history of the former VST Mid Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Mid Value.
g Audited by previous auditor.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 167

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Money Market

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00		$10.00	$10.00	$10.00	$10.00
Net investment income (loss)[h]	0.34	0.12	0.06	0.09	0.26		0.08	0.04	0.06	0.25
Total from investment operations	0.34	0.12	0.06	0.09	0.26		0.08	0.04	0.06	0.25
Less distributions
From net investment income	(0.34)	(0.12)	(0.06)	(0.09)	(0.26)		(0.08)	(0.04)	(0.06)	(0.25)
	(0.34)	(0.12)	(0.06)	(0.09)	(0.26)		(0.08)	(0.04)	(0.06)	(0.25)
Net asset value, end of period	$10.00	$10.00	$10.00	$10.00	$10.00		$10.00	$10.00	$10.00	$10.00
Total return (%)[k]	3.59	1.18	0.58	0.90	2.60		0.89[m]	0.38	0.60	2.50
Ratios and supplemental data

Net assets, end of period (in millions)	$1,485	$1,416	$1,037	$2,186	$2,113		$202	$183	$186	$231
Ratio of net expenses to average net assets (%)	0.55	0.55	0.55	0.53	0.56		0.75[r]	0.75	0.73	0.76
Ratio of net investment income (loss) to
average net assets (%)	3.38	1.17	0.59	0.89	2.63		0.91[r]	0.38	0.62	2.47

	Series III
Period ended			12-31-03[a]	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period			$10.00	$10.00	$10.00
Net investment income (loss)[h]			—[j]	0.05	0.24
Total from investment operations			—[j]	0.05	0.24
Less distributions
From net investment income			—[j]	(0.05)	(0.24)
			—[j]	(0.05)	(0.24)
Net asset value, end of period			$10.00	$10.00	$10.00
Total return (%)[k,l]			0.04[m]	0.46	2.40
Ratios and supplemental data

Net assets, end of period (in millions)			$2	$3	$6
Ratio of net expenses to average net assets (%)			0.90[r]	0.88	0.90
Ratio of gross expenses to average net assets (%)[p]			8.15[r]	3.03	1.45
Ratio of net investment income (loss) to
average net assets (%)			0.14[r]	0.53	2.37

a Series II and Series III shares began operations on 1-28-02 and 9-5-03, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 168

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Money Market B

	Series NAV
Period ended	12-31-01[c,g]	12-31-02[g]	12-31-03[g]	12-31-04[g]	12-31-05[f]

Per share operating performance

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.04	0.01	0.01	0.01	0.03[h]
Total from investment operations	0.04	0.01	0.01	0.01	0.03
Less distributions
From net investment income	(0.04)	(0.01)	(0.01)	(0.01)	(0.03)
	(0.04)	(0.01)	(0.01)	(0.01)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)[k]	3.93	1.48	0.95	1.09	2.97[l]
Ratios and supplemental data

Net assets, end of period (in millions)	$746	$918	$682	$472	$442
Ratio of net expenses to average net assets (%)	0.32	0.32	0.31	0.33	0.28
Ratio of gross expenses to average net assets (%)	0.32	0.32	0.31	0.33	0.50[p]
Ratio of net investment income (loss) to
average net assets (%)	3.72	1.46	0.95	1.05	2.91

c Per share amounts have been restated to reflect a 10-for-1 stock split effective 5-01-01.
f Effective 4-29-05, shareholders of the former VST Money Market Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Money Market B. Additionally, the accounting and performance history of the former VST Money Market Fund Series NAV was redesignated as that of Series NAV shares of Money Market B.
g Audited by previous auditor.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total return would have been lower had certain expenses not been reduced during the period shown.
p Does not take into consideration expense reductions during the period shown.

The accompanying notes are an integral part of the financial statements. 169

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Natural Resources

	Series I				Series II
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-03[a]	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$18.00	$21.96		$12.50	$17.98	$21.89
Net investment income (loss)[h]		0.05	0.12	0.13		0.02	0.08	0.10
Net realized and unrealized gain (loss) on investments		5.45	4.19	9.97		5.46	4.17	9.89
Total from investment operations		5.50	4.31	10.10		5.48	4.25	9.99
Less distributions
From net investment income		—	(0.02)	—		—	(0.01)	—
From net realized gain		—	(0.33)	(0.56)		—	(0.33)	(0.56)
		—	(0.35)	(0.56)		—	(0.34)	(0.56)
Net asset value, end of period		$18.00	$21.96	$31.50		$17.98	$21.89	$31.32
Total return (%)[k]		44.00[m]	24.32	46.77		43.84[m]	24.05	46.42
Ratios and supplemental data

Net assets, end of period (in millions)		$90	$226	$15		$75	$318	$204
Ratio of net expenses to average net assets (%)		1.21[r]	1.13	1.11		1.41[r]	1.33	1.32
Ratio of net investment income (loss) to
average net assets (%)		0.54[r]	0.63	0.52		0.23[r]	0.41	0.39
Portfolio turnover (%)		23[m]	20	38		23[m]	20	38

	Series III				Series NAV
Period ended		12-31-03[a]	12-31-04	12-31-05				12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$14.72	$18.00	$21.90				$25.42
Net investment income (loss)[h]		(0.01)	0.04	0.05				0.17
Net realized and unrealized gain (loss) on investments		3.29	4.22	9.95				6.46
Total from investment operations		3.28	4.26	10.00				6.63
Less distributions
From net investment income		—	(0.03)	(0.02)				(0.09)
From net realized gain		—	(0.33)	(0.56)				(0.56)
		—	(0.36)	(0.58)				(0.65)
Net asset value, end of period		$18.00	$21.90	$31.32				$31.40
Total return (%)[k]		22.28[l,m]	24.04[l]	46.49[l]				26.89[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]	$1	$2				$496
Ratio of net expenses to average net assets (%)		1.56[r]	1.48	1.48				1.06[r]
Ratio of gross expenses to average net assets (%)		45.65[p,r]	2.87[p]	2.08[p]				1.06[r]
Ratio of net investment income (loss) to
average net assets (%)		(0.20)[r]	0.19	0.19				0.75[r]
Portfolio turnover (%)		23[m]	20	38				38

a Series I, Series II, Series III and Series NAV shares began operations on 5-5-03, 5-5-03, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 170

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Overseas Equity

	Series I					Series II
Period ended					12-31-05[a]		12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$10.47		$10.47
Net investment income (loss)[h]					(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments					2.37		2.32
Total from investment operations					2.36		2.30
Less distributions
From net realized gain					(0.26)		(0.26)
					(0.26)		(0.26)
Net asset value, end of period					$12.57		$12.51
Total return (%)[k]					22.75[m]		22.17[m]
Ratios and supplemental data

Net assets, end of period (in millions)					—[o]		$5
Ratio of net expenses to average net assets (%)					1.69[r]		1.87[r]
Ratio of net investment income (loss) to
average net assets (%)					(0.13)[r]		(0.24)[r]
Portfolio turnover (%)					34		34

	Series NAV
Period ended	12-31-01[g]	12-31-02[g]	12-31-03[e,g]	12-31-04[g]	12-31-05[f]

Per share operating performance

Net asset value, beginning of period	$11.85	$9.30	$7.56	$9.85	$10.87
Net investment income (loss)	0.06	0.07	0.08	0.07	0.14[h]
Net realized and unrealized gain (loss) on investments	(2.53)	(1.75)	2.34	1.01	1.82
Total from investment operations	(2.47)	(1.68)	2.42	1.08	1.96
Less distributions
From net investment income	(0.05)	(0.06)	(0.13)	(0.06)	(0.06)
From net realized gain	—	—	—	—	(0.26)
From capital paid-in	(0.03)	—	—[j]	—	—
	(0.08)	(0.06)	(0.13)	(0.06)	(0.32)
Net asset value, end of period	$9.30	$7.56	$9.85	$10.87	$12.51
Total return (%)[k]	(20.93)[l]	(18.22)[l]	32.36[l]	11.02[l]	18.31
Ratios and supplemental data

Net assets, end of period (in millions)	$84	$87	$126	$245	$244
Ratio of net expenses to average net assets (%)	1.00	1.24	1.23	1.53	1.33
Ratio of gross expenses to average net assets (%)	1.16[p]	1.55[p]	1.44[p]	1.64[p]	1.33
Ratio of net investment income (loss) to
average net assets (%)	0.64	0.69	0.95	0.24	1.22
Portfolio turnover (%)	33	78[x]	41	103[x]	34

a Series I and Series II shares began operations on 4-29-05.
e Certain amounts have been reclassified to permit comparison.
f Effective 4-29-05, shareholders of the former VST Overseas Equity B Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Overseas Equity. Additionally, the accounting and performance history of the former VST Overseas Equity B Fund Series NAV was redesignated as that of Series NAV shares of Overseas Equity.
g Audited by previous auditor.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 171

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Pacific Rim

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$8.20	$6.65	$5.81	$8.14	$9.50		$6.63	$5.81	$8.12	$9.47
Net investment income (loss)[h]	0.02	0.02	0.05	0.05	0.11		(0.02)	0.03	0.03	0.09
Net realized and unrealized gain (loss) on investments	(1.54)	(0.85)	2.29	1.35	2.31		(0.79)	2.30	1.36	2.30
Total from investment operations	(1.52)	(0.83)	2.34	1.40	2.42		(0.81)	2.33	1.39	2.39
Less distributions
From net investment income	(0.03)	(0.01)	(0.01)	(0.04)	(0.08)		(0.01)	(0.02)	(0.04)	(0.07)
	(0.03)	(0.01)	(0.01)	(0.04)	(0.08)		(0.01)	(0.02)	(0.04)	(0.07)
Net asset value, end of period	$6.65	$5.81	$8.14	$9.50	$11.84		$5.81	$8.12	$9.47	$11.79
Total return (%)[k]	(18.57)	(12.53)	40.37	17.19	25.75		(12.27)[m]	40.17	17.09	25.42
Ratios and supplemental data

Net assets, end of period (in millions)	$56	$46	$67	$80	$118		$4	$20	$28	$51
Ratio of net expenses to average net assets (%)	1.23	1.23	1.28	1.13	1.09		1.43[r]	1.48	1.33	1.29
Ratio of net investment income (loss) to
average net assets (%)	0.32	0.24	0.80	0.52	1.12		(0.28)[r]	0.38	0.31	0.87
Portfolio turnover (%)	76	28	57	43	26		28	57	43	26

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$7.35	$8.14	$9.47					$9.36
Net investment income (loss)[h]			(0.02)	—[j]	0.05					0.06
Net realized and unrealized gain (loss) on investments			0.81	1.37	2.29					2.46
Total from investment operations			0.79	1.37	2.34					2.52
Less distributions
From net investment income			—	(0.04)	(0.07)					—
			—	(0.04)	(0.07)					—
Net asset value, end of period			$8.14	$9.47	$11.74					$11.88
Total return (%)[k]			10.75[l,m]	16.87[l]	24.91[l]					26.92[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	—[o]	$1					$6
Ratio of net expenses to average net assets (%)			1.63[r]	1.48	1.48					1.05[r]
Ratio of gross expenses to average net assets (%)			22.22[p,r]	5.34[p]	2.76[p]					1.05[r]
Ratio of net investment income (loss) to
average net assets (%)			(0.74)[r]	0.03	0.45					0.82[r]
Portfolio turnover (%)			57	43	26					26

a Series II, Series III, and Series NAV shares began operations on 1-28-02, 9-5-03, and 4-29-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 172

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Quantitative All Cap

	Series I				Series II
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-03[a]	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$15.05	$16.64		$12.50	$15.05	$16.63
Net investment income (loss)[h]		0.02	0.16	0.13		—[j]	0.09	0.10
Net realized and unrealized gain (loss) on investments		3.04	2.02	1.27		3.05	2.06	1.27
Total from investment operations		3.06	2.18	1.40		3.05	2.15	1.37
Less distributions
From net investment income		(0.51)	(0.11)	(0.14)		(0.50)	(0.09)	(0.12)
From net realized gain		—	(0.48)	(1.35)		—	(0.48)	(1.35)
		(0.51)	(0.59)	(1.49)		(0.50)	(0.57)	(1.47)
Net asset value, end of period		$15.05	$16.64	$16.55		$15.05	$16.63	$16.53
Total return (%)[k]		24.49[l,m]	14.91	8.58		24.38[l,m]	14.67	8.36
Ratios and supplemental data

Net assets, end of period (in millions)		$2	$327	$300		$3	$5	$6
Ratio of net expenses to average net assets (%)		1.30[r]	0.81	0.82		1.50[r]	1.13	1.02
Ratio of gross expenses to average net assets (%)		2.59[p,r]	0.81	0.82		2.81[p,r]	1.13	1.02
Ratio of net investment income (loss) to
average net assets (%)		0.18[r]	1.05	0.77		(0.02)[r]	0.60	0.58
Portfolio turnover (%)		96[m]	158	133		96[m]	158	133

	Series III				Series NAV
Period ended		12-31-03[a]	12-31-04	12-31-05				12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$14.08	$15.05	$16.64				$15.38
Net investment income (loss)[h]		0.06	0.16	0.07				0.11
Net realized and unrealized gain (loss) on investments		1.41	2.02	1.29				2.26
Total from investment operations		1.47	2.18	1.36				2.37
Less distributions
From net investment income		(0.50)	(0.11)	(0.09)				(0.16)
From net realized gain		—	(0.48)	(1.35)				(1.00)
		(0.50)	(0.59)	(1.44)				(1.16)
Net asset value, end of period		$15.05	$16.64	$16.56				$16.59
Total return (%)[k]		10.42[l,m]	14.87[l]	8.33[l]				15.35[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]	$1	$1				—[o]
Ratio of net expenses to average net assets (%)		1.65[r]	1.18	1.17				0.78[r]
Ratio of gross expenses to average net assets (%)		347.32[p,r]	1.77[p]	1.81[p]				0.78[r]
Ratio of net investment income (loss) to
average net assets (%)		1.30[r]	1.08	0.44				0.88[r]
Portfolio turnover (%)		96[m]	158	133				133

a Series I, Series II, Series III and Series NAV shares began operations on 5-5-03, 5-5-03, 9-5-03 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 173

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Quantitative Mid Cap

	Series I					Series II
Period ended	12-31-01[a]	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$12.50	$10.20	$7.89	$10.93	$12.92		$10.03	$7.88	$10.90	$12.85
Net investment income (loss)[h]	—[j]	(0.01)	(0.01)	(0.01)	(0.01)		(0.02)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	(2.30)	(2.30)	3.05	2.00	1.77		(2.13)	3.05	1.98	1.76
Total from investment operations	(2.30)	(2.31)	3.04	1.99	1.76		(2.15)	3.02	1.95	1.72
Net asset value, end of period	$10.20	$7.89	$10.93	$12.92	$14.68		$7.88	$10.90	$12.85	$14.57
Total return (%)	(18.40)[m]	(22.65)	38.53	18.21	13.62		(21.44)[m]	38.32	17.89	13.39
Ratios and supplemental data

Net assets, end of period (in millions)	$100	$78	$110	$132	$18		$2	$7	$12	$16
Ratio of net expenses to average net assets (%)	0.90[r]	0.90	0.90	0.89	0.89		1.10[r]	1.10	1.09	1.13
Ratio of net investment income (loss) to
average net assets (%)	(0.07)[r]	(0.07)	(0.10)	(0.11)	(0.06)		(0.31)[r]	(0.30)	(0.30)	(0.29)
Portfolio turnover (%)	320[m]	273	107	157	110		273	107	157	110

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$12.46
Net investment income (loss)[h]					—[j]
Net realized and unrealized gain (loss) on investments					2.23
Total from investment operations					2.23
Net asset value, end of period					$14.69
Total return (%)					17.90[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$12
Ratio of net expenses to average net assets (%)					1.05[r]
Ratio of net investment income (loss) to
average net assets (%)					(0.01)[r]
Portfolio turnover (%)					110

a Series I, Series II and Series NAV shares began operations on 4-30-01, 1-28-02 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 174

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Quantitative Value

	Series I			Series II
Period ended		12-31-04[a]	12-31-05		12-31-04[a]	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$14.67		$12.50	$14.66
Net investment income (loss)[h]		0.10	0.17		0.08	0.11
Net realized and unrealized gain (loss) on investments		2.07	1.11		2.08	1.12
Total from investment operations		2.17	1.28		2.16	1.23
Less distributions
From net investment income		—	(0.08)		—	—
From net realized gain		—	(0.71)		—	(0.71)
		—	(0.79)		—	(0.71)
Net asset value, end of period		$14.67	$15.16		$14.66	$15.18
Total return (%)[k]		17.36[m]	9.19		17.28[m]	8.82
Ratios and supplemental data

Net assets, end of period (in millions)		$183	$1		$43	$3
Ratio of net expenses to average net assets (%)		0.83[r]	0.80		1.03[r]	1.00
Ratio of net investment income (loss) to
average net assets (%)		1.13[r]	1.23		0.96[r]	0.78
Portfolio turnover (%)		108[m]	225		108[m]	225

	Series NAV
Period ended			12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$14.94
Net investment income (loss)[h]			0.18
Net realized and unrealized gain (loss) on investments			0.83
Total from investment operations			1.01
Less distributions
From net investment income			(0.09)
From net realized gain			(0.71)
			(0.80)
Net asset value, end of period			$15.15
Total return (%)[k]			7.26[m]
Ratios and supplemental data

Net assets, end of period (in millions)			$191
Ratio of net expenses to average net assets (%)			0.76[r]
Ratio of net investment income (loss) to
average net assets (%)			1.50[r]
Portfolio turnover (%)			225

a Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 175

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Real Estate Securities

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$15.57	$15.52	$15.44	$20.85	$26.81		$15.44	$15.43	$20.79	$26.69
Net investment income (loss)[h]	0.75	0.83	0.69	0.76	0.79		0.85	0.60	0.74	0.71
Net realized and unrealized gain (loss) on investments	(0.30)	(0.38)	5.20	5.74	1.61		(0.33)	5.25	5.69	1.65
Total from investment operations	0.45	0.45	5.89	6.50	2.40		0.52	5.85	6.43	2.36
Less distributions
From net investment income	(0.50)	(0.53)	(0.48)	(0.54)	(0.55)		(0.53)	(0.49)	(0.53)	(0.42)
From net realized gain	—	—	—	—	(3.79)		—	—	—	(3.79)
	(0.50)	(0.53)	(0.48)	(0.54)	(4.34)		(0.53)	(0.49)	(0.53)	(4.21)
Net asset value, end of period	$15.52	$15.44	$20.85	$26.81	$24.87		$15.43	$20.79	$26.69	$24.84
Total return (%)[k]	3.15	2.58	39.15	32.04	11.85		3.05[m]	38.93	31.77	11.65
Ratios and supplemental data

Net assets, end of period (in millions)	$221	$303	$448	$612	$265		$49	$168	$374	$131
Ratio of net expenses to average net assets (%)	0.83	0.84	0.80	0.80	0.81		1.04[r]	1.00	1.00	1.00
Ratio of net investment income (loss) to
average net assets (%)	4.96	5.28	3.93	3.38	3.31		6.03[r]	3.33	3.29	2.92
Portfolio turnover (%)	116	74	30	82	92[x]		74	30	82	92[x]

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$18.87	$20.85	$26.71					$25.30
Net investment income (loss)[h]			0.12	0.85	0.77					0.78
Net realized and unrealized gain (loss) on investments			1.86	5.57	1.53					3.14
Total from investment operations			1.98	6.42	2.30					3.92
Less distributions
From net investment income			—	(0.56)	(0.54)					(0.60)
From net realized gain			—	—	(3.79)					(3.79)
			—	(0.56)	(4.33)					(4.39)
Net asset value, end of period			$20.85	$26.71	$24.68					$24.83
Total return (%)[k]			10.49[l,m]	31.68[l]	11.47[l]					18.62[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	$2	$2					$828
Ratio of net expenses to average net assets (%)			1.15[r]	1.15	1.16					0.75[r]
Ratio of gross expenses to average net assets (%)			11.07[p,r]	2.45[p]	1.79[p]					0.75[r]
Ratio of net investment income (loss) to
average net assets (%)			1.94[r]	3.64	3.17					3.87[r]
Portfolio turnover (%)			30	82	92[x]					92[x]

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 176

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Science & Technology

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$23.24	$12.83	$7.60	$11.43	$11.53		$12.61	$7.59	$11.42	$11.51
Net investment income (loss)[h]	(0.13)	(0.08)	(0.07)	(0.03)	(0.07)		(0.08)	(0.10)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(9.36)	(5.15)	3.90	0.13	0.31		(4.94)	3.93	0.14	0.30
Total from investment operations	(9.49)	(5.23)	3.83	0.10	0.24		(5.02)	3.83	0.09	0.21
Less distributions
From net realized gain	(0.92)	—	—	—	—		—	—	—	—
	(0.92)	—	—	—	—		—	—	—	—
Net asset value, end of period	$12.83	$7.60	$11.43	$11.53	$11.77		$7.59	$11.42	$11.51	$11.72
Total return (%)[k,l]	(41.25)	(40.76)	50.39	0.87	2.08		(39.81)[m]	50.46	0.79	1.82
Ratios and supplemental data

Net assets, end of period (in millions)	$730	$359	$558	$490	$403		$11	$66	$71	$62
Ratio of net expenses to average net assets (%)	1.15	1.15	1.16[t]	1.13	1.14		1.35[r]	1.36[t]	1.33	1.34
Ratio of gross expenses to average net assets (%)[p]	1.16	1.17	1.19[t]	1.16	1.17		1.37[r]	1.39[t]	1.36	1.37
Ratio of net investment income (loss) to
average net assets (%)	(0.80)	(0.87)	(0.79)	(0.28)	(0.59)		(1.07)[r]	(0.99)	(0.42)	(0.79)
Portfolio turnover (%)	144	59	56[x]	55	54		59	56[x]	55	54

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$10.61	$11.43	$11.53					$10.45
Net investment income (loss)[h]			(0.03)	0.07	(0.11)					(0.05)
Net realized and unrealized gain (loss) on investments			0.85	0.03	0.32					1.38
Total from investment operations			0.82	0.10	0.21					1.33
Net asset value, end of period			$11.43	$11.53	$11.74					$11.78
Total return (%)[k,l]			7.73[m]	0.87	1.82					12.73[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	$1	$2					—[o]
Ratio of net expenses to average net assets (%)			1.51[r]	1.48	1.50					1.10[r]
Ratio of gross expenses to average net assets (%)[p]			15.13[r]	3.21	2.04					1.13[r]
Ratio of net investment income (loss) to
average net assets (%)			(1.00)[r]	0.69	(0.94)					(0.58)[r]
Portfolio turnover (%)			56	55	54					54

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03, and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
t The ratios of gross and net operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.18% and 1.15% for Series I and 1.38%
and 1.35%, for Series II, respectively.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 177

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Small Cap

	Series I		Series II
Period ended		12-31-05[a]		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50		$12.50
Net investment income (loss)[h]		(0.06)		(0.07)
Net realized and unrealized gain (loss) on investments		1.86		1.87
Total from investment operations		1.80		1.80
Net asset value, end of period		$14.30		$14.30
Total return (%)		14.40[m]		14.40[m]
Ratios and supplemental data

Net assets, end of period (in millions)		$1		$1
Ratio of net expenses to average net assets (%)		0.97[r]		1.18[r]
Ratio of net investment income (loss) to
average net assets (%)		(0.58)[r]		(0.76)[r]
Portfolio turnover (%)		129[m]		129[m]

	Series NAV
Period ended		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50
Net investment income (loss)[h]		(0.05)
Net realized and unrealized gain (loss) on investments		1.86
Total from investment operations		1.81
Net asset value, end of period		$14.31
Total return (%)		14.48[m]
Ratios and supplemental data

Net assets, end of period (in millions)		$146
Ratio of net expenses to average net assets (%)		0.92[r]
Ratio of net investment income (loss) to
average net assets (%)		(0.49)[r]
Portfolio turnover (%)		129[m]

a Series I, Series II and Series NAV shares began operations on 4-29-05. h Based on the average of the shares outstanding. m Not annualized. r Annualized.

The accompanying notes are an integral part of the financial statements. 178

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Small Cap Growth

	Series I					Series II
Period ended					12-31-05[a]		12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$8.06		$8.06
Net investment income (loss)[h]					(0.06)		(0.07)
Net realized and unrealized gain (loss) on investments					2.38		2.37
Total from investment operations					2.32		2.30
Less distributions
From net realized gain					(0.22)		(0.22)
					(0.22)		(0.22)
Net asset value, end of period					$10.16		$10.14
Total return (%)[k]					29.00[m]		28.75[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$1		$19
Ratio of net expenses to average net assets (%)					1.23[r]		1.41[r]
Ratio of net investment income (loss) to
average net assets (%)					(0.90)[r]		(1.07)[r]
Portfolio turnover (%)					140		140

	Series NAV
Period ended	12-31-01[g]	12-31-02[g]	12-31-03[e,g]	12-31-04[g]	12-31-05[f]

Per share operating performance

Net asset value, beginning of period	$9.14	$8.79	$6.30	$8.10	$8.87
Net investment income (loss)	0.01	0.01	(0.03)	—[j]	(0.08)[h]
Net realized and unrealized gain (loss) on investments	(0.35)	(2.49)	3.07	0.77	1.60
Total from investment operations	(0.34)	(2.48)	3.04	0.77	1.52
Less distributions
From net investment income	(0.01)	(0.01)	—	—	—
From net realized gain	—	—	—	—	(0.22)
From capital paid-in	—	—	(1.24)	—	—
	(0.01)	(0.01)	(1.24)	—	(0.22)
Net asset value, end of period	$8.79	$6.30	$8.10	$8.87	$10.17
Total return (%)[k]	(3.78)[l]	(28.21)[l]	48.83[l]	9.45[l]	17.34
Ratios and supplemental data

Net assets, end of period (in millions)	$71	$50	$87	$228	$253
Ratio of net expenses to average net assets (%)	1.00	1.00	1.11	1.14	1.13
Ratio of gross expenses to average net assets (%)	1.02[p]	1.04[p]	1.21[p]	1.35[p]	1.13
Ratio of net investment income (loss) to
average net assets (%)	0.06	0.19	(0.59)	(0.71)	(0.84)
Portfolio turnover (%)	61	45	235	160[x]	140

a Series I and Series II shares began operations on 4-29-05.
e Certain amounts have been reclassified to permit comparison.
f Effective 4-29-05, shareholders of the former VST Small Cap Emerging Growth Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Small Cap Growth.
Additionally, the accounting and performance history of the former VST Small Cap Emerging Growth Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Growth.
g Audited by previous auditor.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 179

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Small Cap Opportunities

	Series I				Series II
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-03[a]	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$17.50	$21.62		$12.50	$17.48	$21.55
Net investment income (loss)[h]		0.10	0.16	0.17		0.02	0.15	0.11
Net realized and unrealized gain (loss) on investments		4.90	4.28	1.45		4.96	4.24	1.47
Total from investment operations		5.00	4.44	1.62		4.98	4.39	1.58
Less distributions
From net investment income		—	(0.02)	—		—	(0.02)	—
From net realized gain		—	(0.30)	(0.42)		—	(0.30)	(0.42)
		—	(0.32)	(0.42)		—	(0.32)	(0.42)
Net asset value, end of period		$17.50	$21.62	$22.82		$17.48	$21.55	$22.71
Total return (%)[k]		40.00[m]	25.78	7.77		39.84[m]	25.48	7.61
Ratios and supplemental data

Net assets, end of period (in millions)		$36	$95	$124		$33	$127	$83
Ratio of net expenses to average net assets (%)		1.23[r]	1.13	1.12		1.43[r]	1.33	1.32
Ratio of net investment income (loss) to
average net assets (%)		0.33[r]	0.88	0.76		0.23[r]	0.81	0.49
Portfolio turnover (%)		17[m]	40	113[x]		17[m]	40	113[x]

	Series NAV
Period ended				12-31-05[a]

Per share operating performance

Net asset value, beginning of period				$21.40
Net investment income (loss)[h]				0.18
Net realized and unrealized gain (loss) on investments				1.67
Total from investment operations				1.85
Less distributions
From net investment income				(0.11)
From net realized gain				(0.42)
				(0.53)
Net asset value, end of period				$22.72
Total return (%)[k]				8.98[m]
Ratios and supplemental data

Net assets, end of period (in millions)				$183
Ratio of net expenses to average net assets (%)				1.06[r]
Ratio of net investment income (loss) to
average net assets (%)				1.00[r]
Portfolio turnover (%)				113[x]

a Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 180

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Small Cap Value

	Series I					Series II
Period ended					12-31-05[a]		12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$18.45		$18.45
Net investment income (loss)[h]					0.04		—[j]
Net realized and unrealized gain (loss) on investments					2.68		2.68
Total from investment operations					2.72		2.68
Less distributions
From net realized gain					(0.23)		(0.23)
					(0.23)		(0.23)
Net asset value, end of period					$20.94		$20.90
Total return (%)[k]					14.78[m]		14.56[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$1		$34
Ratio of net expenses to average net assets (%)					1.18[r]		1.38[r]
Ratio of net investment income (loss) to
average net assets (%)					0.27[r]		0.01[r]
Portfolio turnover (%)					68		68

	Series NAV
Period ended	12-31-01[g]	12-31-02[e,g]	12-31-03[g]	12-31-04[g]	12-31-05[f]

Per share operating performance

Net asset value, beginning of period	$11.70	$13.76	$12.55	$16.56	$19.42
Net investment income (loss)	0.09	0.08	0.09	0.19	0.05[h]
Net realized and unrealized gain (loss) on investments	2.14	(0.96)	4.66	3.99	1.73
Total from investment operations	2.23	(0.88)	4.75	4.18	1.78
Less distributions
From net investment income	—	—	—	—	(0.03)
From net realized gain	(0.08)	(0.11)	(0.65)	(1.16)	(0.23)
From capital paid-in	(0.09)	(0.22)	(0.09)	(0.16)	—
	(0.17)	(0.33)	(0.74)	(1.32)	(0.26)
Net asset value, end of period	$13.76	$12.55	$16.56	$19.42	$20.94
Total return (%)[k]	19.10[l]	(6.43)	37.97[l]	25.45[l]	9.21
Ratios and supplemental data

Net assets, end of period (in millions)	$103	$120	$190	$247	$265
Ratio of net expenses to average net assets (%)	1.05	1.04	1.05	1.05	1.10
Ratio of gross expenses to average net assets (%)	1.08[p]	1.04	1.06[p]	1.06[p]	1.10
Ratio of net investment income (loss) to
average net assets (%)	0.87	0.62	0.67	1.11	0.25
Portfolio turnover (%)	60	41	30	33	68

a Series I and Series II shares began operations on 4-29-05.
e Certain amounts have been reclassified to permit comparison.
f Effective 4-29-05, shareholders of the former VST Small Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Small Cap Value. Additionally, the accounting and performance history of the former VST Small Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Value.
g Audited by previous auditor.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 181

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Small Company

	Series I			Series II
Period ended		12-31-04[a]	12-31-05		12-31-04[a]	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$15.22		$12.50	$15.21
Net investment income (loss)[h]		(0.04)	(0.07)		(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments		2.76	1.00		2.77	0.97
Total from investment operations		2.72	0.93		2.71	0.88
Less distributions
From net realized gain		—	(0.39)		—	(0.39)
		—	(0.39)		—	(0.39)
Net asset value, end of period		$15.22	$15.76		$15.21	$15.70
Total return (%)[k]		21.76[l,m]	6.32		21.68[l,m]	5.99
Ratios and supplemental data

Net assets, end of period (in millions)		$24	$1		$32	$26
Ratio of net expenses to average net assets (%)		1.59[r]	1.37		1.79[r]	1.61
Ratio of gross expenses to average net assets (%)		1.67[p,r]	1.37		1.87[p,r]	1.61
Ratio of net investment income (loss) to
average net assets (%)		(0.47)[r]	(0.49)		(0.68)[r]	(0.56)
Portfolio turnover (%)		107[m]	183		107[m]	183

	Series NAV
Period ended			12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$15.46
Net investment income (loss)[h]			(0.03)
Net realized and unrealized gain (loss) on investments			0.72
Total from investment operations			0.69
Less distributions
From net realized gain			(0.39)
			(0.39)
Net asset value, end of period			$15.76
Total return (%)[k]			4.67[m]
Ratios and supplemental data

Net assets, end of period (in millions)			$40
Ratio of net expenses to average net assets (%)			1.34[r]
Ratio of net investment income (loss) to
average net assets (%)			(0.23)[r]
Portfolio turnover (%)			183

a Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total return would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 182

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Small Company Growth

	Series NAV
Period ended		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50
Net investment income (loss)[h]		(0.02)
Net realized and unrealized gain (loss) on investments		0.81
Total from investment operations		0.79
Net asset value, end of period		$13.29
Total return (%)		6.32[m]
Ratios and supplemental data

Net assets, end of period (in millions)		$58
Ratio of net expenses to average net assets (%)		1.13[r]
Ratio of net investment income (loss) to
average net assets (%)		(0.76)[r]
Portfolio turnover (%)		7[m]

a Series NAV shares began operations on 10-24-05. h Based on the average of the shares outstanding. m Not annualized. r Annualized.

The accompanying notes are an integral part of the financial statements. 183

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Small Company Value

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$12.98	$13.80	$12.90	$17.14	$21.18		$13.83	$12.89	$17.10	$21.10
Net investment income (loss)[h]	0.09	0.08	0.04	0.09	0.03		0.13	0.01	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	0.76	(0.88)	4.28	4.20	1.40		(0.97)	4.29	4.18	1.39
Total from investment operations	0.85	(0.80)	4.32	4.29	1.43		(0.84)	4.30	4.24	1.38
Less distributions
From net investment income	(0.03)	(0.04)	(0.06)	(0.03)	(0.06)		(0.04)	(0.07)	(0.02)	(0.01)
From net realized gain	—	(0.06)	(0.02)	(0.22)	(0.34)		(0.06)	(0.02)	(0.22)	(0.34)
	(0.03)	(0.10)	(0.08)	(0.25)	(0.40)		(0.10)	(0.09)	(0.24)	(0.35)
Net asset value, end of period	$13.80	$12.90	$17.14	$21.18	$22.21		$12.89	$17.10	$21.10	$22.13
Total return (%)[k]	6.54[l]	(5.93)[l]	33.66	25.31	6.93[l]		(6.20)[l,m]	33.56	25.06	6.73[l]
Ratios and supplemental data

Net assets, end of period (in millions)	$213	$305	$386	$521	$291		$51	$148	$278	$199
Ratio of net expenses to average net assets (%)	1.15	1.11	1.11	1.10	1.10		1.31[r]	1.31	1.30	1.30
Ratio of gross expenses to average net assets (%)	1.16[p]	1.12[p]	1.11	1.10	1.12[p]		1.32[p,r]	1.31	1.30	1.32[p]
Ratio of net investment income (loss) to
average net assets (%)	0.72	0.61	0.26	0.50	0.13		1.12[r]	0.06	0.32	(0.03)
Portfolio turnover (%)	119	19	14	9	12		19	14	9	12

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$21.03
Net investment income (loss)[h]					0.06
Net realized and unrealized gain (loss) on investments					1.52
Total from investment operations					1.58
Less distributions
From net investment income					(0.09)
From net realized gain					(0.34)
					(0.43)
Net asset value, end of period					$22.18
Total return (%)[k,l]					7.72[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$148
Ratio of net expenses to average net assets (%)					1.04[r]
Ratio of gross expenses to average net assets (%)[p]					1.06[r]
Ratio of net investment income (loss) to
average net assets (%)					0.33[r]
Portfolio turnover (%)					12

a Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 184

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Special Value

	Series I				Series II
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-03[a]	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$15.82	$18.68		$12.50	$15.80	$18.62
Net investment income (loss)[h]		(0.04)	0.04	(0.01)		(0.06)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments		3.36	3.11	1.05		3.36	3.09	0.99
Total from investment operations		3.32	3.15	1.04		3.30	3.11	0.98
Less distributions
From net realized gain		—	(0.29)	(0.07)		—	(0.29)	(0.07)
		—	(0.29)	(0.07)		—	(0.29)	(0.07)
Net asset value, end of period		$15.82	$18.68	$19.65		$15.80	$18.62	$19.53
Total return (%)[k]		26.56[l,m]	20.18	5.60		26.40[l,m]	19.95	5.30
Ratios and supplemental data

Net assets, end of period (in millions)		$11	$17	$2		$7	$17	$8
Ratio of net expenses to average net assets (%)		1.55[r]	1.33	1.25		1.75[r]	1.53	1.43
Ratio of gross expenses to average net assets (%)		1.64[p,r]	1.33	1.25		1.84[p,r]	1.53	1.43
Ratio of net investment income (loss) to
average net assets (%)		(0.44)[r]	0.23	(0.03)		(0.68)[r]	0.09	(0.08)
Portfolio turnover (%)		26[m]	16	84		26[m]	16	84

	Series III				Series NAV
Period ended		12-31-03[a]	12-31-04	12-31-05				12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$14.65	$15.82	$18.68				$18.43
Net investment income (loss)[h]		0.01	0.05	(0.05)				0.05
Net realized and unrealized gain (loss) on investments		1.16	3.10	1.03				1.24
Total from investment operations		1.17	3.15	0.98				1.29
Less distributions
From net investment income		—	—	—				—[j]
From net realized gain		—	(0.29)	(0.07)				(0.07)
		—	(0.29)	(0.07)				(0.07)
Net asset value, end of period		$15.82	$18.68	$19.59				$19.65
Total return (%)[k]		7.99[l,m]	20.18[l]	5.28[l]				7.05[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]	—[o]	$1				$69
Ratio of net expenses to average net assets (%)		1.90[r]	1.68	1.61				1.20[r]
Ratio of gross expenses to average net assets (%)		208.58[p,r]	3.39[p]	2.43[p]				1.20[r]
Ratio of net investment income (loss) to
average net assets (%)		0.27[r]	0.28	(0.24)				0.34[r]
Portfolio turnover (%)		26[m]	16	84				84

a Series I, Series II, Series III and Series NAV shares began operations on 5-5-03, 5-5-03, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 185

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Spectrum Income

	Series NAV
Period ended		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50
Net investment income (loss)[h]		0.09
Net realized and unrealized gain (loss) on investments		0.12
Total from investment operations		0.21
Net asset value, end of period		$12.71
Total return (%)[l]		1.68[m]
Ratios and supplemental data

Net assets, end of period (in millions)		$551
Ratio of net expenses to average net assets (%)		0.75[r]
Ratio of gross expenses to average net assets (%)[p]		0.77[r]
Ratio of net investment income (loss) to
average net assets (%)		3.84[r]
Portfolio turnover (%)		21[m]

a Series NAV shares began operations on 10-24-05.
h Based on the average of the shares outstanding.
l Total return would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 186

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Strategic Opportunities

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$17.52	$12.64	$7.74	$9.74	$10.93		$11.99	$7.73	$9.71	$10.91
Net investment income (loss)[h]	(0.02)	(0.03)	0.01	0.04	—[j]		—[j]	(0.01)	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	(2.47)	(4.87)	1.99	1.16	1.06		(4.26)	1.99	1.17	1.06
Total from investment operations	(2.49)	(4.90)	2.00	1.20	1.06		(4.26)	1.98	1.20	1.04
Less distributions
From net investment income	(0.08)	—	—	(0.01)	(0.05)		—	—	—[j]	(0.03)
From net realized gain	(2.31)	—	—	—	—		—	—	—	—
	(2.39)	—	—	(0.01)	(0.05)		—	—	—[j]	(0.03)
Net asset value, end of period	$12.64	$7.74	$9.74	$10.93	$11.94		$7.73	$9.71	$10.91	$11.92
Total return (%)[k]	(15.25)	(38.77)	25.84	12.32	9.72		(35.53)[m]	25.61	12.39	9.55
Ratios and supplemental data

Net assets, end of period (in millions)	$1,057	$514	$534	$495	$434		$9	$23	$28	$26
Ratio of net expenses to average net assets (%)	0.91	0.92	0.93	0.92	0.93		1.12[r]	1.13	1.12	1.13
Ratio of net investment income (loss) to
average net assets (%)	(0.12)	(0.28)	0.10	0.40	0.03		0.02[r]	(0.13)	0.25	(0.17)
Portfolio turnover (%)	260	229	185	116	106		229	185	116	106

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$9.97
Net investment income (loss)[h]					0.07
Net realized and unrealized gain (loss) on investments					1.91
Total from investment operations					1.98
Net asset value, end of period					$11.95
Total return (%)					19.86[m]
Ratios and supplemental data

Net assets, end of period (in millions)					—[o]
Ratio of net expenses to average net assets (%)					0.91[r]
Ratio of net investment income (loss) to
average net assets (%)					0.87[r]
Portfolio turnover (%)					106

a Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
m Not annualized.
o Less than $500,000.
r Annualized.

The accompanying notes are an integral part of the financial statements. 187

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Strategic Value

	Series I					Series II
Period ended	12-31-01[a]	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$12.50	$10.70	$7.79	$10.03	$11.79		$10.27	$7.78	$10.00	$11.74
Net investment income (loss)[h]	(0.02)	—[j]	0.06	0.10	0.08		—[j]	0.05	0.09	0.05
Net realized and unrealized gain (loss) on investments	(1.78)	(2.91)	2.18	1.70	(0.14)		(2.49)	2.18	1.68	(0.13)
Total from investment operations	(1.80)	(2.91)	2.24	1.80	(0.06)		(2.49)	2.23	1.77	(0.08)
Less distributions
From net investment income	—	—	—[j]	(0.04)	(0.08)		—	(0.01)	(0.03)	(0.04)
From net realized gain	—	—	—	—	(1.02)		—	—	—	(1.02)
	—	—	—[j]	(0.04)	(1.10)		—	(0.01)	(0.03)	(1.06)
Net asset value, end of period	$10.70	$7.79	$10.03	$11.79	$10.63		$7.78	$10.00	$11.74	$10.60
Total return (%)[k]	(14.40)[l,m]	(27.20)	28.78	17.98	(0.30)		(24.25)[m]	28.68	17.79	(0.53)
Ratios and supplemental data

Net assets, end of period (in millions)	$33	$34	$96	$87	$30		$6	$47	$71	$27
Ratio of net expenses to average net assets (%)	1.40[r]	1.14	1.04	0.99	0.98		1.34[r]	1.24	1.19	1.18
Ratio of gross expenses to average net assets (%)	1.46[p,r]	1.14	1.04	0.99	0.98		1.34[r]	1.24	1.19	1.18
Ratio of net investment income (loss) to
average net assets (%)	(0.27)[r]	0.04	0.69	0.98	0.72		0.04[r]	0.55	0.87	0.47
Portfolio turnover (%)	86[m]	109	62	96	72		109	62	96	72

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$11.50
Net investment income (loss)[h]					0.08
Net realized and unrealized gain (loss) on investments					0.16
Total from investment operations					0.24
Less distributions
From net investment income					(0.12)
From net realized gain					(1.02)
					(1.14)
Net asset value, end of period					$10.60
Total return (%)[k]					2.24[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$111
Ratio of net expenses to average net assets (%)					0.92[r]
Ratio of net investment income (loss) to
average net assets (%)					0.94[r]
Portfolio turnover (%)					72

a Series I, Series II and Series NAV shares began operations on 4-30-01, 1-28-02 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total return would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 188

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

U.S. Global Leaders Growth

	Series I			Series II
Period ended		12-31-04[a]	12-31-05		12-31-04[a]	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$13.17		$12.50	$13.16
Net investment income (loss)[h]		0.07	0.03		0.07	0.01
Net realized and unrealized gain (loss) on investments		0.66	0.09		0.64	0.10
Total from investment operations		0.73	0.12		0.71	0.11
Less distributions
From net investment income		(0.06)	(0.02)		(0.05)	—
From net realized gain		—	(0.23)		—	(0.23)
		(0.06)	(0.25)		(0.05)	(0.23)
Net asset value, end of period		$13.17	$13.04		$13.16	$13.04
Total return (%)[k]		5.82[l,m]	0.87		5.68[l,m]	0.78
Ratios and supplemental data

Net assets, end of period (in millions)		$3	$43		$7	$37
Ratio of net expenses to average net assets (%)		1.26[r]	0.81		1.46[r]	1.02
Ratio of gross expenses to average net assets (%)		1.49[p,r]	0.81		1.69[p,r]	1.02
Ratio of net investment income (loss) to
average net assets (%)		0.82[r]	0.24		0.89[r]	0.06
Portfolio turnover (%)		7[m]	154[x]		7[m]	154[x]

	Series III			Series NAV
Period ended			12-31-05[a]			12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$12.15			$12.79
Net investment income (loss)[h]			(0.02)			0.03
Net realized and unrealized gain (loss) on investments			1.11			0.49
Total from investment operations			1.09			0.52
Less distributions
From net investment income			—			(0.03)
From net realized gain			(0.23)			(0.23)
			(0.23)			(0.26)
Net asset value, end of period			$13.01			$13.05
Total return (%)[k]			8.91[l,m]			4.00[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]			$346
Ratio of net expenses to average net assets (%)			1.29[r]			0.76[r]
Ratio of gross expenses to average net assets (%)			14.80[p,r]			0.76[r]
Ratio of net investment income (loss) to
average net assets (%)			(0.25)[r]			0.31[r]
Portfolio turnover (%)			154[x]			154[x]

a Series I, Series II, Series III and Series NAV shares began operations on 5-3-04, 5-3-04, 4-29-05 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total return would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the period shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 189

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

U.S. Large Cap

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$13.09	$12.61	$9.41	$12.84	$14.00		$12.35	$9.41	$12.79	$13.92
Net investment income (loss)[h]	0.04	0.05	0.05	0.07	0.07		0.03	0.02	0.04	0.05
Net realized and unrealized gain (loss) on investments	(0.38)	(3.22)	3.42	1.13	0.74		(2.94)	3.41	1.12	0.75
Total from investment operations	(0.34)	(3.17)	3.47	1.20	0.81		(2.91)	3.43	1.16	0.80
Less distributions
From net investment income	(0.05)	(0.03)	(0.04)	(0.04)	(0.06)		(0.03)	(0.05)	(0.03)	(0.02)
From net realized gain	(0.09)	—	—	—	—		—	—	—	—
	(0.14)	(0.03)	(0.04)	(0.04)	(0.06)		(0.03)	(0.05)	(0.03)	(0.02)
Net asset value, end of period	$12.61	$9.41	$12.84	$14.00	$14.75		$9.41	$12.79	$13.92	$14.70
Total return (%)[k]	(2.54)	(25.18)	37.06	9.39	5.82		(23.61)[m]	36.68	9.11	5.73
Ratios and supplemental data

Net assets, end of period (in millions)	$519	$382	$414	$639	$485		$59	$143	$240	$129
Ratio of net expenses to average net assets (%)	0.93	0.94	0.93	0.93[t]	0.94		1.14[r]	1.13	1.13[t]	1.14
Ratio of net investment income (loss) to
average net assets (%)	0.32	0.43	0.43	0.53	0.50		0.35[r]	0.21	0.34	0.34
Portfolio turnover (%)	38	42	34	46[x]	34		42	34	46[x]	34

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$13.89
Net investment income (loss)[h]					0.02
Net realized and unrealized gain (loss) on investments					0.91
Total from investment operations					0.93
Less distributions
From net investment income					(0.08)
					(0.08)
Net asset value, end of period					$14.74
Total return (%)[k]					6.76[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$2
Ratio of net expenses to average net assets (%)					0.79[r]
Ratio of net investment income (loss) to
average net assets (%)					0.21[r]
Portfolio turnover (%)					34

a Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.
t The ratios of operating expenses excluding costs incurred in connection with the reorganization were 0.92% and 1.12% for Series I and Series II, respectively.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 190

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

U.S. Multi Sector

	Series NAV
Period ended		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50
Net investment income (loss)[h]		0.02
Net realized and unrealized gain (loss) on investments		0.53
Total from investment operations		0.55
Net asset value, end of period		$13.05
Total return (%)		4.40[m]
Ratios and supplemental data

Net assets, end of period (in millions)		$855
Ratio of net expenses to average net assets (%)		0.77[r]
Ratio of net investment income (loss) to
average net assets (%)		0.84[r]
Portfolio turnover (%)		5[m]

a Series NAV shares began operations on 10-24-05. h Based on the average of the shares outstanding. m Not annualized. r Annualized.

The accompanying notes are an integral part of the financial statements. 191

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Utilities

	Series I					Series II
Period ended	12-31-01[a]	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$12.50	$9.29	$7.11	$9.43	$12.08		$8.77	$7.10	$9.39	$12.02
Net investment income (loss)[h]	0.07	0.15	0.13	0.19	0.20		0.12	0.11	0.17	0.18
Net realized and unrealized gain (loss) on investments	(3.23)	(2.33)	2.29	2.56	1.72		(1.79)	2.29	2.55	1.70
Total from investment operations	(3.16)	(2.18)	2.42	2.75	1.92		(1.67)	2.40	2.72	1.88
Less distributions
From net investment income	(0.05)	—[j]	(0.10)	(0.10)	(0.06)		—[j]	(0.11)	(0.09)	(0.04)
From net realized gain	—	—	—	—	(0.76)		—	—	—	(0.76)
	(0.05)	—[j]	(0.10)	(0.10)	(0.82)		—[j]	(0.11)	(0.09)	(0.80)
Net asset value, end of period	$9.29	$7.11	$9.43	$12.08	$13.18		$7.10	$9.39	$12.02	$13.10
Total return (%)[k]	(25.30)[l,m]	(23.46)	34.53	29.42	16.82		(19.04)[m]	34.25	29.23	16.56
Ratios and supplemental data

Net assets, end of period (in millions)	$18	$21	$34	$60	$89		$7	$20	$38	$54
Ratio of net expenses to average net assets (%)	1.40[r]	1.28	1.31	1.15	1.09		1.48[r]	1.51	1.35	1.29
Ratio of gross expenses to average net assets (%)	1.51[p,r]	1.28	1.31	1.15	1.09		1.48[r]	1.51	1.35	1.29
Ratio of net investment income (loss) to
average net assets (%)	1.07[r]	1.99	1.64	1.87	1.62		1.83[r]	1.36	1.68	1.43
Portfolio turnover (%)	81[m]	89	131	106	100		89	131	106	100

	Series III					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05					12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$8.48	$9.43	$12.03					$11.34
Net investment income (loss)[h]			0.07	0.18	0.13					0.13
Net realized and unrealized gain (loss) on investments			0.88	2.53	1.72					1.70
Total from investment operations			0.95	2.71	1.85					1.83
Less distributions
From net investment income			—	(0.11)	(0.06)					—
From net realized gain			—	—	(0.76)					—
			—	(0.11)	(0.82)					—
Net asset value, end of period			$9.43	$12.03	$13.06					$13.17
Total return (%)[k]			11.20[l,m]	29.01[l]	16.29[l]					16.14[m]
Ratios and supplemental data

Net assets, end of period (in millions)			—[o]	—[o]	—[o]					$3
Ratio of net expenses to average net assets (%)			1.66[r]	1.50	1.45					1.04[r]
Ratio of gross expenses to average net assets (%)			347.24[p,r]	7.03[p]	2.24[p]					1.04[r]
Ratio of net investment income (loss) to
average net assets (%)			2.39[r]	1.70	0.96					1.34[r]
Portfolio turnover (%)			131	106	100					100

a Series I, Series II, Series III and Series NAV shares began operations on 4-30-01, 1-28-02, 9-5-03 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 192

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Value

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$16.48	$16.47	$12.49	$17.09	$19.57		$16.26	$12.48	$17.04	$19.50
Net investment income (loss)[h]	0.15	0.14	0.10	0.10	0.08		0.12	0.06	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.40	(3.82)	4.67	2.48	2.36		(3.60)	4.68	2.48	2.36
Total from investment operations	0.55	(3.68)	4.77	2.58	2.44		(3.48)	4.74	2.55	2.40
Less distributions
From net investment income	(0.11)	(0.12)	(0.17)	(0.10)	(0.12)		(0.12)	(0.18)	(0.09)	(0.09)
From net realized gain	(0.45)	(0.18)	—	—	—		(0.18)	—	—	—
	(0.56)	(0.30)	(0.17)	(0.10)	(0.12)		(0.30)	(0.18)	(0.09)	(0.09)
Net asset value, end of period	$16.47	$12.49	$17.09	$19.57	$21.89		$12.48	$17.04	$19.50	$21.81
Total return (%)[k]	3.42	(22.80)	38.76	15.18	12.56		(21.87)[m]	38.60	15.04	12.35
Ratios and supplemental data

Net assets, end of period (in millions)	$360	$238	$272	$307	$263		$11	$29	$49	$46
Ratio of net expenses to average net assets (%)	0.86	0.86	0.87	0.85	0.86		1.06[r]	1.07	1.05	1.06
Ratio of net investment income (loss) to
average net assets (%)	0.92	0.94	0.71	0.58	0.39		1.02[r]	0.44	0.40	0.20
Portfolio turnover (%)	27	52	186	80	67		52	186	80	67

	Series NAV
Period ended					12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$18.90
Net investment income (loss)[h]					0.11
Net realized and unrealized gain (loss) on investments					2.89
Total from investment operations					3.00
Net asset value, end of period					$21.90
Total return (%)					15.87[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$1
Ratio of net expenses to average net assets (%)					0.82[r]
Ratio of net investment income (loss) to
average net assets (%)					0.77[r]
Portfolio turnover (%)					67

a Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 193

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Value & Restructuring

	Series NAV
Period ended		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50
Net investment income (loss)[h]		0.04
Net realized and unrealized gain (loss) on investments		0.77
Total from investment operations		0.81
Net asset value, end of period		$13.31
Total return (%)		6.48[m]
Ratios and supplemental data

Net assets, end of period (in millions)		$153
Ratio of net expenses to average net assets (%)		0.91[r]
Ratio of net investment income (loss) to
average net assets (%)		1.80[r]
Portfolio turnover (%)		4[m]

a Series NAV shares began operations on 10-24-05. h Based on the average of the shares outstanding. m Not annualized. r Annualized.

The accompanying notes are an integral part of the financial statements. 194

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Vista

	Series NAV
Period ended		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50
Net investment income (loss)[h]		(0.01)
Net realized and unrealized gain (loss) on investments		0.63
Total from investment operations		0.62
Net asset value, end of period		$13.12
Total return (%)		4.96[m]
Ratios and supplemental data

Net assets, end of period (in millions)		$69
Ratio of net expenses to average net assets (%)		1.00[r]
Ratio of net investment income (loss) to
average net assets (%)		(0.30)[r]
Portfolio turnover (%)		32[m]

a Series NAV shares began operations on 10-24-05. h Based on the average of the shares outstanding. m Not annualized. r Annualized.

The accompanying notes are an integral part of the financial statements. 195

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

All Cap Core Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.53%
Aerospace - 3.66%
Boeing Company	53,800	$3,778,912
Lockheed Martin Corp.	38,600	2,456,118
Rockwell Collins, Inc.	54,800	2,546,556

		8,781,586
Agriculture - 0.35%
Archer-Daniels-Midland Company	34,500	850,770
Apparel & Textiles - 1.92%
Coach, Inc. *	70,800	2,360,472
Polo Ralph Lauren Corp., Class A	40,100	2,251,214

		4,611,686
Auto Parts - 0.86%
American Axle & Manufacturing Holdings, Inc. (a)	58,100	1,064,973
TRW Automotive Holdings Corp. *	37,800	996,030

		2,061,003
Automobiles - 0.20%
Monaco Coach Corp. (a)	10,500	139,650
Tenneco Automotive, Inc. * (a)	17,200	337,292

		476,942
Banking - 3.84%
Bank of America Corp.	17,000	784,550
Flagstar Bancorp, Inc. (a)	12,600	181,440
KeyCorp	46,900	1,544,417
SunTrust Banks, Inc.	300	21,828
US Bancorp.	63,600	1,901,004
Wells Fargo Company	76,000	4,775,080

		9,208,319
Biotechnology - 1.04%
Genzyme Corp. *	35,100	2,484,378
Broadcasting - 1.34%
Liberty Global, Inc., Series C * (a)	760	16,112
Viacom, Inc., Class B	98,000	3,194,800

		3,210,912
Business Services - 3.09%
AMR Corp. *	36,100	802,503
Cadence Design Systems, Inc. *	122,600	2,074,392
Cendant Corp.	170,200	2,935,950
Coinstar, Inc. * (a)	8,100	184,923
R.H. Donnelley Corp. * (a)	22,300	1,374,126
West Corp. *	1,100	46,365

		7,418,259
Cable and Television - 0.89%
Cablevision Systems New York Group,
Class A *	90,800	2,131,076
Chemicals - 1.03%
Lyondell Chemical Company	97,800	2,329,596
Terra Industries, Inc. * (a)	26,000	145,600

		2,475,196
Computers & Business Equipment - 3.57%
Apple Computer, Inc. *	37,700	2,710,253
All Cap Core Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment
(continued)
Cisco Systems, Inc. *	127,500	$2,182,800
Hewlett-Packard Company	116,600	3,338,258
MTS Systems Corp. (a)	9,600	332,544

		8,563,855
Construction Materials - 0.13%
Florida Rock Industries, Inc.	6,200	304,172
Cosmetics & Toiletries - 1.40%
Colgate-Palmolive Company	29,700	1,629,045
Procter & Gamble Company	29,700	1,719,036

		3,348,081
Crude Petroleum & Natural Gas - 5.44%
Apache Corp.	12,500	856,500
Burlington Resources, Inc.	34,100	2,939,420
Chesapeake Energy Corp. (a)	4,900	155,477
ChevronTexaco Corp.	92,400	5,245,548
Cimarex Energy Company *	9,752	419,434
Marathon Oil Corp.	15,200	926,744
Pogo Producing Company	50,100	2,495,481

		13,038,604
Domestic Oil - 0.05%
Houston Exploration Company * (a)	2,400	126,720
Drugs & Health Care - 0.21%
Perrigo Company (a)	20,800	310,128
Res-Care, Inc. * (a)	10,800	187,596

		497,724
Electrical Equipment - 1.42%
General Electric Company	97,200	3,406,860
Electrical Utilities - 2.28%
Allegheny Energy, Inc. *	65,600	2,076,240
FirstEnergy Corp.	68,500	3,355,815
WPS Resources Corp.	500	27,655

		5,459,710
Electronics - 1.66%
Agilent Technologies, Inc. *	63,200	2,103,928
California Micro Devices Corp. * (a)	40,200	261,702
Teleflex, Inc.	24,800	1,611,504

		3,977,134
Energy - 0.27%
Sempra Energy	14,400	645,696
Financial Services - 7.75%
Citigroup, Inc.	157,500	7,643,475
City Holding Company (a)	1,900	68,305
Federal National Mortgage Association	16,800	820,008
Franklin Resources, Inc.	18,800	1,767,388
Goldman Sachs Group, Inc.	29,300	3,741,903
Mellon Financial Corp.	36,500	1,250,125
PNC Financial Services Group, Inc.	53,300	3,295,539

		18,586,743

The accompanying notes are an integral part of the financial statements. 196

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

All Cap Core Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Beverages - 3.02%
PepsiCo, Inc.	84,900	$5,015,892
Pilgrims Pride Corp. (a)	67,100	2,225,036

		7,240,928
Gas & Pipeline Utilities - 0.24%
Williams Companies, Inc.	25,000	579,250
Healthcare Products - 1.26%
Baxter International, Inc.	67,900	2,556,435
Johnson & Johnson	7,600	456,760

		3,013,195
Healthcare Services - 3.09%
Amedisys, Inc. * (a)	9,000	380,160
Express Scripts, Inc. *	28,700	2,405,060
UnitedHealth Group, Inc.	74,300	4,617,002

		7,402,222
Hotels & Restaurants - 2.18%
Brinker International, Inc.	49,000	1,894,340
CEC Entertainment, Inc. *	10,200	347,208
Yum! Brands, Inc.	63,500	2,976,880

		5,218,428
Household Appliances - 0.11%
The Toro Company	5,800	253,866
Insurance - 5.35%
Aetna, Inc.	22,600	2,131,406
Genworth Financial, Inc.	58,800	2,033,304
MetLife, Inc.	66,400	3,253,600
Philadelphia Consolidated Holding Corp. *	20,200	1,953,138
W.R. Berkley Corp.	72,725	3,463,164

		12,834,612
International Oil - 1.63%
ConocoPhillips	67,100	3,903,878
Internet Content - 0.52%
Yahoo!, Inc. *	31,700	1,242,006
Internet Retail - 0.47%
eBay, Inc. *	26,000	1,124,500
Internet Service Provider - 0.50%
Google, Inc., Class A *	2,900	1,203,094
Leisure Time - 0.33%
Walt Disney Company	33,400	800,598
Life Sciences - 0.58%
Pharmaceutical Product Development, Inc. *	22,500	1,393,875
Medical-Hospitals - 0.60%
Community Health Systems, Inc. * (a)	37,300	1,430,082
Metal & Metal Products - 0.75%
Southern Copper Corp. (a)	26,700	1,788,366
Mining - 2.10%
Freeport-McMoran Copper & Gold, Inc.,
Class B	46,200	2,485,560

All Cap Core Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Mining (continued)
Phelps Dodge Corp.	17,800	$2,560,886

		5,046,446
Petroleum Services - 1.87%
Exxon Mobil Corp.	60,800	3,415,136
Veritas DGC, Inc. *	30,200	1,071,798

		4,486,934
Pharmaceuticals - 6.09%
Allergan, Inc.	28,700	3,098,452
AmerisourceBergen Corp.	69,400	2,873,160
Barr Pharmaceuticals, Inc. *	38,800	2,416,852
Gilead Sciences, Inc. *	53,200	2,799,916
Hospira, Inc. *	41,200	1,762,536
Merck & Company, Inc.	46,200	1,469,622
Pfizer, Inc.	7,900	184,228

		14,604,766
Pollution Control - 0.27%
Republic Services, Inc.	17,200	645,860
Publishing - 0.92%
John Wiley & Son, Class A	900	35,136
McGraw-Hill Companies, Inc.	42,200	2,178,786

		2,213,922
Railroads & Equipment - 0.47%
Burlington Northern Santa Fe Corp.	15,800	1,118,956
Real Estate - 1.73%
Apartment Investment & Management
Company, Class A, REIT	13,400	507,458
Camden Property Trust, REIT	8,100	469,152
Equity Office Properties Trust, REIT	21,000	636,930
Equity Residential, REIT	13,700	535,944
Kimco Realty Corp., REIT	11,000	352,880
Liberty Property Trust, REIT (a)	3,500	149,975
New Century Financial Corp., REIT (a)	1,000	36,070
Pan Pacific Retail Properties, Inc., REIT	5,500	367,895
Simon Property Group, Inc., REIT	9,400	720,322
Vornado Realty Trust, REIT	3,600	300,492
Weingarten Realty Investors, REIT	1,600	60,496

		4,137,614
Retail Grocery - 1.13%
The Kroger Company *	143,400	2,707,392
Retail Trade - 4.38%
American Eagle Outfitters, Inc. (a)	89,600	2,059,008
Barnes & Noble, Inc.	56,400	2,406,588
Claire's Stores, Inc.	11,400	333,108
Federated Department Stores, Inc.	39,300	2,606,769
Payless ShoeSource, Inc. *	23,100	579,810
Target Corp.	20,400	1,121,388
Wal-Mart Stores, Inc.	29,800	1,394,640

		10,501,311
Semiconductors - 5.74%
Advanced Micro Devices, Inc. *	55,700	1,704,420

The accompanying notes are an integral part of the financial statements. 197

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

All Cap Core Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Broadcom Corp., Class A *	37,200	$1,753,980
Freescale Semiconductor, Inc., Class B *	64,700	1,628,499
Intel Corp.	196,900	4,914,624
Lam Research Corp. *	46,900	1,673,392
Micron Technology, Inc. * (a)	129,200	1,719,652
Texas Instruments, Inc.	11,500	368,805

		13,763,372
Software - 2.91%
CCC Information Services Group, Inc. * (a)	8,831	231,549
Microsoft Corp.	258,200	6,751,930

		6,983,479
Steel - 0.06%
United States Steel Corp.	3,100	149,017
Telecommunications Equipment &
Services - 0.86%
Corning, Inc. *	104,600	2,056,436
Telephone - 1.68%
Verizon Communications, Inc.	134,100	4,039,092
Tobacco - 0.99%
Altria Group, Inc.	20,900	1,561,648
Loews Corp. - Carolina Group	18,300	805,017

		2,366,665
Trucking & Freight - 0.30%
Ryder Systems, Inc.	17,300	709,646

TOTAL COMMON STOCKS (Cost $213,555,364)		$226,625,234

WARRANTS - 0.01%
Telecommunications Equipment &
Services - 0.01%
Lucent Technologies, Inc.
(Expiration date 12/10/2007; strike
price $2.75)	27,106	15,315

TOTAL WARRANTS (Cost $0)		$15,315

SHORT TERM INVESTMENTS - 6.18%
State Street Navigator Securities
Lending Prime Portfolio (c)	$13,829,905	$13,829,905
United States Treasury Bills
zero coupon due 01/19/2006 ***	1,000,000	998,253

TOTAL SHORT TERM INVESTMENTS
(Cost $14,828,030)		$14,828,158

All Cap Core Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 5.16%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$12,373,818 on 1/3/2006,
collateralized by $12,385,000 U.S.
Treasury Notes, 4.375% due
08/15/2012 (valued at
$12,621,554, including interest) (c)	$12,371,000	$12,371,000

TOTAL REPURCHASE AGREEMENTS
(Cost $12,371,000)		$12,371,000

Total Investments (All Cap Core Trust)
(Cost $240,754,394) - 105.88%		$253,839,707
Liabilities in Excess of Other Assets - (5.88)%		(14,091,125)

TOTAL NET ASSETS - 100.00%		$239,748,582

All Cap Growth Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.78%
Aerospace - 2.86%
Boeing Company	59,477	$4,177,665
General Dynamics Corp.	25,043	2,856,154
Textron, Inc.	54,070	4,162,309

		11,196,128
Agriculture - 0.79%
Monsanto Company	40,000	3,101,200
Apparel & Textiles - 1.04%
Coach, Inc. *	56,474	1,882,843
NIKE, Inc., Class B	25,171	2,184,591

		4,067,434
Banking - 1.68%
Bank of America Corp.	86,383	3,986,575
Kookmin Bank, ADR *	34,500	2,577,495

		6,564,070
Biotechnology - 4.10%
Amgen, Inc. *	104,000	8,201,440
Genentech, Inc. *	22,277	2,060,623
Genzyme Corp. *	52,372	3,706,890
Protein Design Labs, Inc. *	72,241	2,053,089

		16,022,042
Business Services - 2.27%
Iron Mountain, Inc. *	53,049	2,239,729
Paychex, Inc.	72,093	2,748,185
Robert Half International, Inc.	102,552	3,885,695

		8,873,609
Chemicals - 1.65%
Air Products & Chemicals, Inc.	32,000	1,894,080
Dow Chemical Company	72,093	3,159,115

The accompanying notes are an integral part of the financial statements. 198

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

All Cap Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Rohm & Haas Company	29,000	$1,404,180

		6,457,375
Computers & Business Equipment - 5.83%
Apple Computer, Inc. *	146,515	10,532,963
Cisco Systems, Inc. *	157,103	2,689,603
Cognizant Technology Solutions Corp.,
Class A *	34,079	1,715,878
Dell, Inc. *	100,931	3,026,921
EMC Corp. *	354,615	4,829,856

		22,795,221
Construction & Mining Equipment - 0.85%
National Oilwell, Inc. *	53,127	3,331,063
Containers & Glass - 0.40%
Jarden Corp. *	51,926	1,565,569
Cosmetics & Toiletries - 1.72%
Procter & Gamble Company	116,499	6,742,962
Crude Petroleum & Natural Gas - 4.14%
Apache Corp.	43,256	2,963,901
Devon Energy Corp.	57,675	3,606,995
Newfield Exploration Company *	43,256	2,165,828
Occidental Petroleum Corp.	37,589	3,002,609
Sunoco, Inc.	20,447	1,602,636
XTO Energy, Inc.	64,932	2,853,112

		16,195,081
Drugs & Health Care - 0.52%
Wyeth	43,812	2,018,419
Electrical Equipment - 0.70%
Emerson Electric Company	36,804	2,749,259
Electronics - 2.79%
Agilent Technologies, Inc. *	68,157	2,268,947
Garmin, Ltd.	35,418	2,349,984
Harman International Industries, Inc.	41,658	4,076,235
Matsushita Electric Industrial Co., Ltd., ADR	11,566	224,149
Matsushita Electric Industrial Co., Ltd.	102,581	1,979,740

		10,899,055
Financial Services - 5.06%
Charles Schwab Corp.	255,000	3,740,850
Chicago Merchantile Exchange Holdings, Inc.	3,535	1,299,077
Franklin Resources, Inc.	21,628	2,033,248
Goldman Sachs Group, Inc.	38,960	4,975,582
Merrill Lynch & Company, Inc.	56,485	3,825,729
SLM Corp.	70,837	3,902,410

		19,776,896
Food & Beverages - 1.11%
Kellogg Company	40,886	1,767,093
PepsiCo, Inc.	43,256	2,555,564

		4,322,657
Healthcare Products - 6.82%
Alcon, Inc.	48,836	6,329,145

All Cap Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Johnson & Johnson	122,277	$7,348,848
Medtronic, Inc.	86,224	4,963,916
St. Jude Medical, Inc. *	84,450	4,239,390
Varian Medical Systems, Inc. *	75,042	3,777,614

		26,658,913
Healthcare Services - 2.94%
UnitedHealth Group, Inc.	103,618	6,438,822
Wellpoint, Inc. *	63,492	5,066,027

		11,504,849
Hotels & Restaurants - 0.50%
Brinker International, Inc.	50,203	1,940,848
Industrial Machinery - 3.38%
Caterpillar, Inc.	66,549	3,844,536
Ingersoll-Rand Company, Class A	100,931	4,074,584
Komatsu, Ltd.	147,770	2,445,701
Parker-Hannifin Corp.	43,256	2,853,166

		13,217,987
Industrials - 1.42%
ABB, Ltd. *	220,000	2,133,161
Mitsui O.S.K. Lines, Ltd.	390,560	3,409,283

		5,542,444
Insurance - 4.11%
Aetna, Inc.	59,607	5,621,536
Allstate Corp.	72,093	3,898,069
CIGNA Corp.	26,242	2,931,232
Millea Holdings, Inc.	140	2,410,926
Mitsui Sumitomo Insurance Company, Ltd.	99,100	1,213,109

		16,074,872
International Oil - 1.16%
ConocoPhillips	77,920	4,533,386
Internet Content - 1.66%
Yahoo!, Inc. *	165,814	6,496,593
Internet Retail - 1.52%
eBay, Inc. *	136,977	5,924,255
Internet Service Provider - 1.60%
Google, Inc., Class A *	14,355	5,955,315
Redback Networks, Inc. *	19,975	280,849

		6,236,164
Internet Software - 0.70%
McAfee, Inc. *	100,931	2,738,258
Leisure Time - 1.19%
Electronic Arts, Inc. *	61,736	3,229,410
Pixar, Inc. *	27,263	1,437,306

		4,666,716
Manufacturing - 1.78%
Eaton Corp.	36,047	2,418,393
Illinois Tool Works, Inc.	26,191	2,304,546
Rockwell Automation, Inc.	37,849	2,239,147

		6,962,086

The accompanying notes are an integral part of the financial statements. 199

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

All Cap Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metal & Metal Products - 0.61%
Companhia Vale Do Rio Doce, ADR	57,675	$2,372,750
Mining - 1.77%
BHP Billiton, Ltd.	99,000	1,653,490
Phelps Dodge Corp.	28,837	4,148,779
Rio Tinto PLC	24,500	1,117,939

		6,920,208
Office Furnishings & Supplies - 1.77%
Office Depot, Inc. *	220,879	6,935,601
Petroleum Services - 3.67%
Baker Hughes, Inc.	53,349	3,242,552
ENSCO International, Inc.	76,563	3,395,569
GlobalSantaFe Corp.	54,070	2,603,471
Valero Energy Corp.	99,172	5,117,275

		14,358,867
Pharmaceuticals - 5.18%
Caremark Rx, Inc. *	110,582	5,727,042
Gilead Sciences, Inc. *	87,171	4,587,810
Medicis Pharmaceutical Corp., Class A	56,631	1,815,023
Roche Holdings AG	33,098	4,966,147
Teva Pharmaceutical Industries, Ltd., SADR	73,088	3,143,515

		20,239,537
Railroads & Equipment - 1.16%
Burlington Northern Santa Fe Corp.	64,163	4,544,024
Retail Grocery - 0.28%
Shoppers Drug Mart Corp.	28,667	1,081,328
Retail Trade - 4.82%
Best Buy Company, Inc.	45,000	1,956,600
CVS Corp.	9,099	240,396
Federated Department Stores, Inc.	45,435	3,013,703
Home Depot, Inc.	93,337	3,778,282
J.C. Penney Company, Inc.	41,454	2,304,842
Target Corp.	67,500	3,710,475
Tiffany & Co.	100,000	3,829,000

		18,833,298
Semiconductors - 6.14%
Analog Devices, Inc.	158,943	5,701,285
Freescale Semiconductor, Inc., Class B *	125,000	3,146,250
KLA-Tencor Corp.	46,861	2,311,653
Marvell Technology Group, Ltd. *	79,700	4,470,373
Microchip Technology, Inc.	216,283	6,953,499
NVIDIA Corp. *	39,136	1,430,812

		24,013,872
Software - 1.18%
Microsoft Corp.	177,091	4,630,930
Steel - 2.06%
Nucor Corp.	32,442	2,164,530
POSCO, ADR	39,363	1,948,862
United States Steel Corp.	81,811	3,932,655

		8,046,047

All Cap Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services - 3.35%
Amdocs, Ltd. *	109,797	$3,019,418
Nokia Oyj, SADR	160,000	2,928,000
QUALCOMM, Inc.	165,814	7,143,267

		13,090,685
Travel Services - 0.50%
American Express Company	38,157	1,963,559

TOTAL COMMON STOCKS (Cost $341,947,191)		$386,206,117

REPURCHASE AGREEMENTS - 0.63%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
3.90% to be repurchased at
$2,454,063 on 1/3/2006,
collateralized by $2,415,000
Federal National Mortgage
Association, 6.00% due
05/15/2008 (valued at $2,503,300,
including interest) (c)	$2,453,000	$2,453,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,453,000)		$2,453,000

Total Investments (All Cap Growth Trust)
(Cost $344,400,191) - 99.41%		$388,659,117
Other Assets in Excess of Liabilities - 0.59%		2,290,893

TOTAL NET ASSETS - 100.00%		$390,950,010

All Cap Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.49%
Advertising - 0.05%
The Interpublic Group of Companies, Inc. *	12,580	$121,397
Aerospace - 0.42%
BE Aerospace, Inc. *	16,900	371,800
Woodward Governor Company	8,575	737,536

		1,109,336
Agriculture - 1.03%
Archer-Daniels-Midland Company	110,597	2,727,322
Air Travel - 0.12%
Frontier Airlines, Inc. *	33,900	313,236
Apparel & Textiles - 0.63%
VF Corp.	30,119	1,666,785
Auto Parts - 0.75%
American Axle & Manufacturing Holdings, Inc.	28,300	518,739
Autoliv, Inc.	31,900	1,448,898

		1,967,637
Automobiles - 0.11%
Tenneco Automotive, Inc. *	15,100	296,111

The accompanying notes are an integral part of the financial statements. 200

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

All Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking - 5.45%
Bank of America Corp.	54,201	$2,501,376
Bank of New York Company, Inc.	89,391	2,847,103
Cullen Frost Bankers, Inc.	97,165	5,215,817
Marshall & Ilsley Corp.	55,136	2,373,054
Webster Financial Corp.	31,065	1,456,949

		14,394,299
Biotechnology - 0.51%
MedImmune, Inc. *	38,161	1,336,398
Building Materials & Construction - 0.90%
Hughes Supply, Inc.	66,201	2,373,306
Business Services - 6.47%
Automatic Data Processing, Inc.	113,271	5,198,006
Cadence Design Systems, Inc. *	387,470	6,555,993
Jacobs Engineering Group, Inc. *	20,221	1,372,399
R.R. Donnelley & Sons Company	115,885	3,964,426

		17,090,824
Cable and Television - 0.59%
Comcast Corp.-Special Class A *	60,563	1,555,863
Cellular Communications - 1.66%
Motorola, Inc.	194,362	4,390,637
Chemicals - 3.09%
Eastman Chemical Company	38,030	1,961,967
Engelhard Corp.	39,200	1,181,880
Praxair, Inc.	94,782	5,019,655

		8,163,502
Construction Materials - 2.22%
JLG Industries, Inc.	11,441	522,396
Simpson Manufacturing, Inc.	36,481	1,326,085
Trinity Industries, Inc.	90,790	4,001,115

		5,849,596
Containers & Glass - 0.89%
Ball Corp.	58,869	2,338,277
Cosmetics & Toiletries - 0.97%
Procter & Gamble Company	44,306	2,564,431
Crude Petroleum & Natural Gas - 0.46%
Helmerich & Payne, Inc.	16,011	991,241
Patterson-UTI Energy, Inc.	6,447	212,429

		1,203,670
Drugs & Health Care - 2.41%
Wyeth	137,809	6,348,861
Electrical Equipment - 7.24%
Anixter International, Inc. *	39,111	1,530,022
AVX Corp.	139,726	2,023,232
Emerson Electric Company	61,801	4,616,535
General Electric Company	229,121	8,030,691
Hubbell, Inc., Class B	64,538	2,911,955

		19,112,435

All Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Utilities - 1.66%
Ameren Corp.	40,260	$2,062,923
CMS Energy Corp. *	159,140	2,309,121

		4,372,044
Electronics - 1.03%
Vishay Intertechnology, Inc. *	197,422	2,716,527
Financial Services - 1.26%
Citigroup, Inc.	68,422	3,320,520
Food & Beverages - 3.05%
Campbell Soup Company	26,000	774,020
Diageo PLC-Sponsored ADR	20,300	1,183,490
PepsiCo, Inc.	103,221	6,098,297

		8,055,807
Furniture & Fixtures - 1.10%
Ethan Allen Interiors, Inc.	79,509	2,904,464
Gas & Pipeline Utilities - 0.84%
AGL Resources, Inc.	19,900	692,719
Nicor, Inc.	20,042	787,851
NiSource, Inc.	35,719	745,098

		2,225,668
Gold - 1.27%
Barrick Gold Corp.	120,003	3,344,484
Healthcare Products - 0.76%
Baxter International, Inc.	53,085	1,998,650
Hotels & Restaurants - 1.17%
Brinker International, Inc.	79,763	3,083,637
Industrial Machinery - 4.29%
Deere & Company	24,755	1,686,063
Grant Prideco, Inc. *	44,373	1,957,737
Parker-Hannifin Corp.	72,896	4,808,220
W.W. Grainger, Inc.	40,560	2,883,816

		11,335,836
Insurance - 3.04%
ACE, Ltd.	40,676	2,173,726
AFLAC, Inc.	44,038	2,044,244
Cincinnati Financial Corp.	17,700	790,836
Genworth Financial, Inc.	82,804	2,863,362
Markel Corp. *	500	158,525

		8,030,693
Internet Software - 1.36%
McAfee, Inc. *	132,101	3,583,900
Leisure Time - 0.32%
Walt Disney Company	34,858	835,546
Manufacturing - 2.55%
Carlisle Companies, Inc.	35,123	2,428,755
Eaton Corp.	57,410	3,851,637
Shaw Group, Inc. *	15,721	457,324

		6,737,716

The accompanying notes are an integral part of the financial statements. 201

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

All Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metal & Metal Products - 3.54%
Crown Holdings, Inc. *	150,271	$2,934,792
Quanex Corp.	63,893	3,192,733
Timken Company	100,187	3,207,988

		9,335,513
Mining - 3.32%
Newmont Mining Corp.	164,229	8,769,829
Office Furnishings & Supplies - 0.20%
OfficeMax, Inc.	21,311	540,447
Paper - 0.30%
MeadWestvaco Corp.	28,100	787,643
Petroleum Services - 5.56%
Exxon Mobil Corp.	182,609	10,257,147
GlobalSantaFe Corp.	13,185	634,858
Grey Wolf, Inc. *	62,530	483,357
Halliburton Company	25,571	1,584,379
Key Energy Services, Inc. *	45,095	607,430
Schlumberger, Ltd.	6,782	658,871
Superior Energy Services, Inc. *	21,500	452,575

		14,678,617
Pharmaceuticals - 7.72%
GlaxoSmithKline PLC, ADR	89,156	4,500,595
Mylan Laboratories, Inc.	286,402	5,716,584
Novartis AG, ADR	123,130	6,461,862
Pfizer, Inc.	39,156	913,118
Schering-Plough Corp.	134,096	2,795,902

		20,388,061
Railroads & Equipment - 0.55%
Union Pacific Corp.	18,076	1,455,299
Real Estate - 1.30%
Host Marriott Corp., REIT	181,698	3,443,177
Retail Grocery - 1.02%
The Kroger Company *	142,966	2,699,198
Retail Trade - 3.21%
CVS Corp.	24,903	657,937
Federated Department Stores, Inc.	66,310	4,398,342
Wal-Mart Stores, Inc.	72,783	3,406,245

		8,462,524
Software - 1.50%
Microsoft Corp.	151,924	3,972,813
Steel - 1.01%
Steel Dynamics, Inc.	74,873	2,658,740
Telecommunications Equipment &
Services - 1.74%
ADC Telecommunications, Inc. *	44,272	989,036
Avaya, Inc. *	143,147	1,527,379
Tellabs, Inc. *	189,703	2,067,763

		4,584,178
Telephone - 2.52%
Qwest Communications International, Inc. *	163,800	925,470

All Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telephone (continued)
Sprint Corp.	76,432	$1,785,452
Verizon Communications, Inc.	130,494	3,930,479

		6,641,401
Transportation - 0.65%
Heartland Express, Inc.	85,033	1,725,319
Travel Services - 0.61%
Sabre Holdings Corp.	66,345	1,599,578
Trucking & Freight - 1.07%
Werner Enterprises, Inc.	143,317	2,823,345

TOTAL COMMON STOCKS (Cost $229,755,019)		$252,035,097

REPURCHASE AGREEMENTS - 4.95%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$13,052,972 on 1/3/2006,
collateralized by $12,715,000 U.S.
Treasury Notes, 4.875% due
02/15/2012 (valued at
$13,315,288, including interest) (c)	$13,050,000 $	13,050,000

TOTAL REPURCHASE AGREEMENTS
(Cost $13,050,000)		$13,050,000

Total Investments (All Cap Value Trust)
(Cost $242,805,019) - 100.44%		$265,085,097
Liabilities in Excess of Other Assets - (0.44)%		(1,149,102)

TOTAL NET ASSETS - 100.00%		$263,935,995

American Blue Chip Income & Growth Trust
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American Blue Chip Income & Growth Trust -
Class 2	17,674,438 $	191,414,160

TOTAL INVESTMENT COMPANIES (Cost $165,712,809)		$191,414,160

Total Investments (American Blue Chip Income & Growth		$191,414,160
Trust) (Cost $165,712,809) - 100.01%
Liabilities in Excess of Other Assets - (0.01)%		(14,385)

TOTAL NET ASSETS - 100.00%		$191,399,775

The accompanying notes are an integral part of the financial statements. 202

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

American Bond Trust
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Funds Bond Trust, Class 2	13,179,528	$147,874,301

TOTAL INVESTMENT COMPANIES (Cost $147,156,100)		$147,874,301

Total Investments (American Bond Trust)
(Cost $147,156,100) - 100.00%		$147,874,301
Liabilities in Excess of Other Assets - 0.00%		(6,663)

TOTAL NET ASSETS - 100.00%		$147,867,638

American Growth Trust
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Growth Trust - Class 2 *	20,199,322	$1,191,356,029

TOTAL INVESTMENT COMPANIES (Cost $965,479,457)		$1,191,356,029

Total Investments (American Growth Trust)
(Cost $965,479,457) - 100.00%		$1,191,356,029
Liabilities in Excess of Other Assets - 0.00%		(34,162)

TOTAL NET ASSETS - 100.00%		$1,191,321,867

American Growth-Income Trust
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Growth-Income Trust - Class 2	23,263,445	$886,802,542

TOTAL INVESTMENT COMPANIES (Cost $801,392,672)		$886,802,542

Total Investments (American Growth-Income Trust)
(Cost $801,392,672) - 100.00%		$886,802,542
Liabilities in Excess of Other Assets - 0.00%		(29,378)

TOTAL NET ASSETS - 100.00%		$886,773,164

American International Trust
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American International Trust - Class 2	34,823,265	$658,856,180

TOTAL INVESTMENT COMPANIES (Cost $532,959,352)		$658,856,180

Total Investments (American International Trust)
(Cost $532,959,352) - 100.00%		$658,856,180
Liabilities in Excess of Other Assets - 0.00%		(18,781)

TOTAL NET ASSETS - 100.00%		$658,837,399

Blue Chip Growth Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.09%
Advertising - 0.39%
Omnicom Group, Inc.	110,064	$9,369,748
Aerospace - 0.77%
General Dynamics Corp.	116,787	13,319,557
Lockheed Martin Corp.	40,073	2,549,845
Rockwell Collins, Inc.	62,799	2,918,270

		18,787,672
Agriculture - 1.04%
Monsanto Company	326,552	25,317,577
Apparel & Textiles - 0.18%
Cintas Corp.	103,799	4,274,443
Banking - 2.56%
Northern Trust Corp.	440,989	22,852,050
UBS AG	205,349	19,536,226
Wells Fargo Company	316,446	19,882,302

		62,270,578
Biotechnology - 2.99%
Amgen, Inc. *	551,745	43,510,611
Genentech, Inc. *	315,722	29,204,285

		72,714,896
Business Services - 2.79%
Accenture, Ltd., Class A	500,436	14,447,587
Automatic Data Processing, Inc.	542,381	24,889,864
ChoicePoint, Inc. *	85,312	3,797,237
First Data Corp.	429,564	18,475,548
Paychex, Inc.	163,943	6,249,507

		67,859,743
Cable and Television - 1.64%
Rogers Communications, Inc.	318,584	13,463,360
Time Warner, Inc.	1,018,014	17,754,164
Viacom, Inc. *	210,810	8,674,831

		39,892,355
Cellular Communications - 0.91%
America Movil S.A. de C.V., Series L	437,751	12,808,594
American Tower Corp., Class A *	343,338	9,304,460

		22,113,054
Colleges & Universities - 0.65%
Apollo Group, Inc., Class A *	261,797	15,828,247
Computers & Business Equipment - 3.20%
Apple Computer, Inc. *	7,500	539,175
Cisco Systems, Inc. *	1,380,218	23,629,332
Dell, Inc. *	1,195,573	35,855,235
EMC Corp. *	1,297,252	17,668,572

		77,692,314
Cosmetics & Toiletries - 1.47%
Procter & Gamble Company	616,374	35,675,727
Crude Petroleum & Natural Gas - 0.19%
XTO Energy, Inc.	103,594	4,551,920

The accompanying notes are an integral part of the financial statements. 203

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Domestic Oil - 0.35%
Murphy Oil Corp.	159,058	$8,587,541
Drugs & Health Care - 0.84%
Novartis AG	165,066	8,667,863
Wyeth	255,454	11,768,766

		20,436,629
Electrical Equipment - 3.49%
General Electric Company	2,422,401	84,905,155
Electronics - 0.94%
Garmin, Ltd.	138,000	9,156,300
Harman International Industries, Inc.	92,860	9,086,351
Samsung Electronics Company, Ltd.	7,100	4,625,704

		22,868,355
Financial Services - 13.28%
Ameriprise Financial, Inc.	165,651	6,791,691
Ameritrade Holding Corp. *	770,574	18,493,776
Charles Schwab Corp.	1,193,786	17,512,841
Citigroup, Inc.	1,312,217	63,681,891
E*TRADE Financial Corp. *	660,129	13,770,291
Fiserv, Inc. *	156,419	6,768,250
Franklin Resources, Inc.	357,965	33,652,290
Goldman Sachs Group, Inc.	180,076	22,997,506
Legg Mason, Inc.	270,770	32,408,461
Mellon Financial Corp.	275,361	9,431,114
Merrill Lynch & Company, Inc.	413,490	28,005,678
SLM Corp.	448,292	24,696,406
State Street Corp. (c)	806,835	44,730,932

		322,941,127
Food & Beverages - 1.25%
PepsiCo, Inc.	390,604	23,076,884
Starbucks Corp. *	96,542	2,897,226
The Coca-Cola Company	109,991	4,433,737

		30,407,847
Healthcare Products - 3.57%
Johnson & Johnson	386,899	23,252,630
Medtronic, Inc.	580,036	33,392,673
St. Jude Medical, Inc. *	359,836	18,063,767
Stryker Corp.	272,779	12,119,571

		86,828,641
Healthcare Services - 6.10%
Cardinal Health, Inc.	153,495	10,552,781
Quest Diagnostics, Inc.	265,822	13,684,517
UnitedHealth Group, Inc.	1,468,859	91,274,898
Wellpoint, Inc. *	412,272	32,895,183

		148,407,379
Hotels & Restaurants - 1.90%
Harrah's Entertainment, Inc.	147,752	10,533,240
Marriott International, Inc., Class A	175,644	11,762,878
McDonald's Corp.	208,015	7,014,266
Wynn Resorts, Ltd. *	308,927	16,944,646

		46,255,030

Blue Chip Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Products - 0.15%
Fortune Brands, Inc.	47,238	$3,685,509
Industrial Machinery - 0.49%
Deere & Company	173,587	11,823,011
Insurance - 4.23%
Aetna, Inc.	45,124	4,255,644
AFLAC, Inc.	100,811	4,679,647
American International Group, Inc.	745,374	50,856,868
Hartford Financial Services Group, Inc.	277,484	23,833,101
Marsh & McLennan Companies, Inc.	574,698	18,252,409
Willis Group Holdings, Ltd.	25,212	931,331

		102,809,000
Internet Content - 1.25%
Yahoo!, Inc. *	778,632	30,506,802
Internet Retail - 1.24%
Amazon.com, Inc. *	189,089	8,915,546
eBay, Inc. *	382,835	16,557,614
IAC/InterActiveCorp *	164,572	4,659,033

		30,132,193
Internet Service Provider - 1.54%
Google, Inc., Class A *	89,966	37,323,295
Internet Software - 0.56%
Juniper Networks, Inc. *	613,421	13,679,288
Leisure Time - 1.86%
Carnival Corp.	511,451	27,347,285
Electronic Arts, Inc. *	56,929	2,977,956
International Game Technology, Inc.	481,202	14,811,398

		45,136,639
Manufacturing - 3.77%
Danaher Corp.	891,663	49,736,962
Honeywell International, Inc.	455,005	16,948,936
Illinois Tool Works, Inc.	110,387	9,712,952
Tyco International, Ltd.	526,390	15,191,616

		91,590,466
Mining - 0.35%
BHP Billiton, Ltd.	509,759	8,513,953
Newspapers - 0.43%
E.W. Scripps Company, Class A	218,250	10,480,365
Petroleum Services - 6.25%
Baker Hughes, Inc.	426,759	25,938,412
BJ Services Company	226,671	8,312,026
Exxon Mobil Corp.	424,438	23,840,682
Schlumberger, Ltd.	450,846	43,799,689
Smith International, Inc.	716,972	26,606,831
Total SA, SADR	93,454	11,812,586
Transocean, Inc. *	167,012	11,639,066

		151,949,292
Pharmaceuticals - 3.52%
Caremark Rx, Inc. *	437,203	22,642,743
Gilead Sciences, Inc. *	503,581	26,503,468

The accompanying notes are an integral part of the financial statements. 204

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Pfizer, Inc.	585,595	$13,656,075
Roche Holdings AG	44,195	6,631,183
Schering-Plough Corp.	71,733	1,495,633
Sepracor, Inc. *	153,712	7,931,539
Teva Pharmaceutical Industries, Ltd., SADR	153,472	6,600,831

		85,461,472
Publishing - 0.40%
McGraw-Hill Companies, Inc.	189,152	9,765,918
Railroads & Equipment - 0.02%
Union Pacific Corp.	5,694	458,424
Retail Grocery - 0.43%
Sysco Corp.	336,395	10,445,065
Retail Trade - 6.04%
Best Buy Company, Inc.	240,140	10,441,287
CVS Corp.	284,302	7,511,259
Home Depot, Inc.	797,348	32,276,647
Kohl's Corp. *	580,030	28,189,458
Target Corp.	554,922	30,504,063
Wal-Mart Stores, Inc.	811,164	37,962,475

		146,885,189
Semiconductors - 5.92%
Analog Devices, Inc.	545,743	19,575,802
Intel Corp.	1,329,192	33,176,632
Linear Technology Corp.	302,690	10,918,028
Marvell Technology Group, Ltd. *	255,405	14,325,667
Maxim Integrated Products, Inc.	776,572	28,142,969
Texas Instruments, Inc.	528,218	16,939,951
Xilinx, Inc.	822,325	20,730,813

		143,809,862
Software - 4.66%
Adobe Systems, Inc.	346,575	12,809,412
Intuit, Inc. *	126,911	6,764,356
Microsoft Corp.	2,831,540	74,044,771
Oracle Corp. *	1,610,062	19,658,857

		113,277,396
Steel - 0.41%
Nucor Corp.	149,190	9,953,957
Telecommunications Equipment &
Services - 2.65%
Corning, Inc. *	811,915	15,962,249
Nokia Oyj, SADR	957,628	17,524,592
QUALCOMM, Inc.	426,277	18,364,013
Telus Corp.	313,818	12,634,313

		64,485,167
Telephone - 0.35%
Sprint Corp.	360,473	8,420,649
Tobacco - 0.37%
Altria Group, Inc.	120,471	9,001,593

Blue Chip Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Travel Services - 1.36%
American Express Company	642,652	$33,070,872
Trucking & Freight - 0.34%
United Parcel Service, Inc., Class B	110,922	8,335,789

TOTAL COMMON STOCKS (Cost $2,072,880,518)		$2,408,987,144

SHORT TERM INVESTMENTS - 0.88%
T. Rowe Price Reserve Investment
Fund (c)	$21,389,603	$21,389,603

TOTAL SHORT TERM INVESTMENTS
(Cost $21,389,603)		$21,389,603

REPURCHASE AGREEMENTS - 0.10%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$2,446,557 on 1/3/2006,
collateralized by $1,815,000 U.S.
Treasury Bonds, 7.875% due
02/15/2021 (valued at $2,495,625,
including interest) (c)	$2,446,000	$2,446,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,446,000)		$2,446,000

Total Investments (Blue Chip Growth Trust)
(Cost $2,096,716,121) - 100.07%		$2,432,822,747
Liabilities in Excess of Other Assets - (0.07)%		(1,635,453)

TOTAL NET ASSETS - 100.00%		$2,431,187,294

Capital Appreciation Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.53%
Advertising - 0.36%
Getty Images, Inc. *	12,300	$1,098,021
Apparel & Textiles - 2.97%
Coach, Inc. *	125,544	4,185,637
NIKE, Inc., Class B	56,354	4,890,964

		9,076,601
Banking - 1.48%
Bank of America Corp.	98,400	4,541,160
Biotechnology - 4.24%
Amgen, Inc. *	85,175	6,716,900
Genentech, Inc. *	67,569	6,250,133

		12,967,033
Computers & Business Equipment - 4.77%
Apple Computer, Inc. *	81,444	5,855,009
Cisco Systems, Inc. *	174,070	2,980,078
Dell, Inc. *	96,200	2,885,038
EMC Corp. *	212,632	2,896,048

		14,616,173

The accompanying notes are an integral part of the financial statements. 205

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Capital Appreciation Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cosmetics & Toiletries - 2.98%
Procter & Gamble Company	157,668	$9,125,824
Crude Petroleum & Natural Gas - 1.06%
Occidental Petroleum Corp.	40,700	3,251,116
Electrical Equipment - 3.04%
General Electric Company	265,712	9,313,206
Electronics - 0.79%
Agilent Technologies, Inc. *	72,741	2,421,548
Financial Services - 5.79%
Charles Schwab Corp.	362,969	5,324,755
Goldman Sachs Group, Inc.	26,390	3,370,267
JPMorgan Chase & Company	90,030	3,573,291
Merrill Lynch & Company, Inc.	80,718	5,467,030

		17,735,343
Food & Beverages - 1.46%
PepsiCo, Inc.	62,565	3,696,340
Starbucks Corp. *	25,796	774,138

		4,470,478
Healthcare Products - 3.14%
Alcon, Inc.	40,081	5,194,498
St. Jude Medical, Inc. *	88,026	4,418,905

		9,613,403
Healthcare Services - 3.26%
UnitedHealth Group, Inc.	96,970	6,025,716
Wellpoint, Inc. *	49,492	3,948,966

		9,974,682
Hotels & Restaurants - 1.38%
Marriott International, Inc., Class A	45,700	3,060,529
The Cheesecake Factory, Inc. *	30,900	1,155,351

		4,215,880
Insurance - 3.37%
American International Group, Inc.	112,492	7,675,329
CIGNA Corp.	23,533	2,628,636

		10,303,965
Internet Content - 2.80%
Yahoo!, Inc. *	218,708	8,568,979
Internet Retail - 3.43%
Amazon.com, Inc. *	21,900	1,032,585
eBay, Inc. *	218,565	9,452,936

		10,485,521
Internet Service Provider - 3.92%
Google, Inc., Class A *	28,907	11,992,358
Leisure Time - 1.78%
Electronic Arts, Inc. *	104,392	5,460,746
Petroleum Services - 3.87%
Schlumberger, Ltd.	84,403	8,199,752
Suncor Energy, Inc.	57,948	3,658,257

		11,858,009

Capital Appreciation Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals - 8.42%
Caremark Rx, Inc. *	89,911	$4,656,491
Gilead Sciences, Inc. *	100,314	5,279,526
Novartis AG, ADR	109,324	5,737,323
Roche Holdings, Ltd., SADR	86,689	6,488,767
Sanofi-Aventis, ADR	82,527	3,622,935

		25,785,042
Retail Grocery - 1.98%
Whole Foods Market, Inc.	78,366	6,064,745
Retail Trade - 7.48%
Chico's FAS, Inc. *	133,449	5,862,414
Federated Department Stores, Inc.	53,855	3,572,202
Lowe's Companies, Inc.	67,224	4,481,152
Target Corp.	114,607	6,299,947
Williams-Sonoma, Inc. *	62,520	2,697,738

		22,913,453
Semiconductors - 8.88%
Applied Materials, Inc.	242,242	4,345,821
Intel Corp.	159,911	3,991,379
Marvell Technology Group, Ltd. *	119,475	6,701,353
Maxim Integrated Products, Inc.	176,181	6,384,799
Texas Instruments, Inc.	179,950	5,770,997

		27,194,349
Software - 6.46%
Adobe Systems, Inc.	194,085	7,173,381
Microsoft Corp.	218,059	5,702,243
NAVTEQ Corp. *	52,018	2,282,030
SAP AG, SADR	102,812	4,633,737

		19,791,391
Telecommunications Equipment &
Services - 2.54%
Nokia Oyj, SADR	217,169	3,974,193
QUALCOMM, Inc.	88,500	3,812,580

		7,786,773
Telephone - 1.39%
Sprint Corp.	181,631	4,242,900
Travel Services - 2.49%
American Express Company	148,026	7,617,418

TOTAL COMMON STOCKS (Cost $255,957,684)		$292,486,117

SHORT TERM INVESTMENTS - 4.30%
Citigroup Funding, Inc.
4.00% due 01/03/2006	$13,169,000	$13,169,000

TOTAL SHORT TERM INVESTMENTS
(Cost $13,169,000)		$13,169,000

Total Investments (Capital Appreciation Trust)
(Cost $269,126,684) - 99.83%		$305,655,117
Other Assets in Excess of Liabilities - 0.17%		522,713

TOTAL NET ASSETS - 100.00%		$306,177,830

The accompanying notes are an integral part of the financial statements. 206

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Classic Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 92.84%
Aerospace - 2.40%
Boeing Company	11,600	$814,784
Auto Parts - 7.46%
AutoZone, Inc. *	6,875	630,781
Johnson Controls, Inc.	10,650	776,492
Magna International, Inc., Class A (a)	15,600	1,122,888

		2,530,161
Banking - 2.38%
Comerica, Inc.	14,200	805,992
Business Services - 1.82%
Computer Sciences Corp. *	12,200	617,808
Computers & Business Equipment - 2.26%
Hewlett-Packard Company	26,800	767,284
Cosmetics & Toiletries - 2.13%
Kimberly-Clark Corp.	12,125	723,256
Electrical Utilities - 2.85%
Wisconsin Energy Corp.	24,700	964,782
Energy - 2.88%
Sempra Energy	21,800	977,512
Financial Services - 16.88%
CIT Group, Inc.	6,200	321,036
Citigroup, Inc.	23,475	1,139,242
Federal Home Loan Mortgage Corp.	18,375	1,200,806
Federal National Mortgage Association	24,575	1,199,506
JPMorgan Chase & Company	14,875	590,389
Morgan Stanley	22,425	1,272,394

		5,723,373
Food & Beverages - 3.11%
Sara Lee Corp.	55,775	1,054,148
Healthcare Services - 1.97%
HCA, Inc.	13,200	666,600
Household Appliances - 3.84%
Whirlpool Corp.	15,550	1,302,468
Insurance - 15.19%
Allstate Corp.	19,325	1,044,903
Aon Corp.	17,550	630,922
MetLife, Inc.	18,700	916,300
Torchmark, Inc.	23,025	1,280,190
XL Capital, Ltd., Class A	19,000	1,280,220

		5,152,535
Petroleum Services - 2.02%
BP PLC, SADR	10,650	683,943
Pharmaceuticals - 8.97%
AmerisourceBergen Corp.	25,950	1,074,330
Bristol-Myers Squibb Company (a)	41,825	961,138
Pfizer, Inc.	43,200	1,007,424

		3,042,892
Railroads & Equipment - 3.10%
Union Pacific Corp.	13,050	1,050,656

Classic Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade - 5.88%
RadioShack Corp.	33,675	$708,185
The TJX Companies, Inc.	55,350	1,285,781

		1,993,966
Software - 4.80%
Computer Associates International, Inc.	30,350	855,566
Microsoft Corp.	29,550	772,733

		1,628,299
Telecommunications Equipment &
Services - 2.90%
Lucent Technologies, Inc. * (a)	369,200	982,072

TOTAL COMMON STOCKS (Cost $29,858,957)		$31,482,531

SHORT TERM INVESTMENTS - 6.32%
State Street Navigator Securities
Lending Prime Portfolio (c)	$2,142,975	$2,142,975

TOTAL SHORT TERM INVESTMENTS
(Cost $2,142,975)		$2,142,975

REPURCHASE AGREEMENTS - 7.14%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$2,423,552 on 01/3/2006,
collateralized by $1,780,000 U.S.
Treasury Bonds, 8.125% due
08/15/2019 (valued at $2,476,425,
including interest) (c)	$2,423,000	$2,423,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,423,000)		$2,423,000

Total Investments (Classic Value Trust)
(Cost $34,424,932) - 106.30%		$36,048,506
Liabilities in Excess of Other Assets - (6.30)%		(2,136,403)

TOTAL NET ASSETS - 100.00%		$33,912,103

Core Equity Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.22%
Advertising - 1.74%
WPP Group PLC	741,523	$8,016,093
Building Materials & Construction - 0.47%
Masco Corp.	71,186	2,149,105
Cable and Television - 3.90%
DIRECTV Group, Inc. *	666,998	9,418,012
Time Warner, Inc.	491,300	8,568,272

		17,986,284
Computers & Business Equipment - 5.21%
Cisco Systems, Inc. *	281,365	4,816,969
Dell, Inc. *	132,900	3,985,671

The accompanying notes are an integral part of the financial statements. 207

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Core Equity Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment
(continued)
Hewlett-Packard Company	128,076	$3,666,816
International Business Machines Corp.	70,320	5,780,304
Seagate Technology, Inc. *	288,274	5,762,597

		24,012,357
Electrical Utilities - 4.14%
The AES Corp. *	1,204,400	19,065,653
Financial Services - 10.68%
Capital One Financial Corp.	103,900	8,976,960
Citigroup, Inc.	234,365	11,373,734
Countrywide Financial Corp.	332,581	11,370,944
JPMorgan Chase & Company	440,300	17,475,507

		49,197,145
Healthcare Services - 11.19%
Health Net, Inc. *	233,456	12,034,657
McKesson Corp.	260,660	13,447,449
UnitedHealth Group, Inc.	420,194	26,110,854

		51,592,960
Homebuilders - 4.77%
Beazer Homes USA, Inc.	46,792	3,408,329
Centex Corp.	110,590	7,906,079
Pulte Homes, Inc.	185,826	7,314,112
Ryland Group, Inc.	46,592	3,360,681

		21,989,201
Insurance - 6.89%
Aetna, Inc.	159,399	15,032,920
MGIC Investment Corp.	120,516	7,932,363
St. Paul Travelers Companies, Inc.	196,600	8,782,122

		31,747,405
Internet Content - 2.47%
Yahoo!, Inc. *	290,435	11,379,243
Internet Retail - 13.67%
Amazon.com, Inc. *	543,776	25,639,038
eBay, Inc. *	362,600	15,682,450
Expedia, Inc. *	433,658	10,390,446
IAC/InterActiveCorp *	398,400	11,278,704

		62,990,638
Internet Service Provider - 4.37%
Google, Inc., Class A *	48,573	20,150,995
Leisure Time - 2.12%
Electronic Arts, Inc. *	187,124	9,788,456
Manufacturing - 5.27%
Tyco International, Ltd.	842,150	24,304,449
Pharmaceuticals - 1.36%
Pfizer, Inc.	269,115	6,275,762
Photography - 2.73%
Eastman Kodak Company	537,352	12,574,037
Retail Trade - 4.75%
Home Depot, Inc.	232,959	9,430,180

Core Equity Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Sears Holdings Corp. *	107,853	$12,460,257

		21,890,437
Sanitary Services - 1.73%
Waste Management, Inc.	262,100	7,954,735
Software - 2.15%
Computer Associates International, Inc.	89,975	2,536,395
Intuit, Inc. *	137,900	7,350,071

		9,886,466
Telephone - 9.61%
Qwest Communications International, Inc. *	2,613,100	14,764,015
Sprint Corp.	1,264,800	29,545,728

		44,309,743

TOTAL COMMON STOCKS (Cost $406,249,741)		$457,261,164

REPURCHASE AGREEMENTS - 2.04%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$9,401,141 on 1/03/2006,
collateralized by $9,410,000 U.S.
Treasury Notes, 4.375% due
08/15/2012 (valued at $9,589,731,
including interest) (c)	$9,399,000	$9,399,000

TOTAL REPURCHASE AGREEMENTS
(Cost $9,399,000)		$9,399,000

Total Investments (Core Equity Trust)
(Cost $415,648,741) - 101.26%		$466,660,164
Liabilities in Excess of Other Assets - (1.26)%		(5,794,075)

TOTAL NET ASSETS - 100.00%		$460,866,089

Dynamic Growth Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.98%
Apparel & Textiles - 8.54%
Coach, Inc. *	157,800	$5,261,052
Polo Ralph Lauren Corp., Class A	106,900	6,001,366
Quiksilver, Inc. *	274,200	3,794,928

		15,057,346
Biotechnology - 3.53%
Genzyme Corp. *	52,000	3,680,560
Invitrogen Corp. *	38,300	2,552,312

		6,232,872
Building Materials & Construction - 1.14%
Chicago Bridge & Iron Company NV (a)	79,800	2,011,758
Business Services - 1.43%
NCR Corp. *	74,200	2,518,348

The accompanying notes are an integral part of the financial statements. 208

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Dynamic Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cellular Communications - 1.10%
NII Holdings, Inc., Class B *	44,400	$1,939,392
Coal - 3.17%
Peabody Energy Corp.	67,800	5,588,076
Computers & Business Equipment - 2.87%
Cogent, Inc. *	142,900	3,240,972
Cognizant Technology Solutions Corp.,
Class A *	36,300	1,827,705

		5,068,677
Construction & Mining Equipment - 1.34%
Rowan Companies, Inc.	66,500	2,370,060
Containers & Glass - 2.07%
Jarden Corp. * (a)	121,300	3,657,195
Electrical Equipment - 1.55%
Molex, Inc.	111,300	2,736,867
Financial Services - 9.40%
Affiliated Managers Group, Inc. * (a)	63,400	5,087,850
E*TRADE Financial Corp. *	242,700	5,062,722
Legg Mason, Inc.	30,042	3,595,727
Nuveen Investments, Class A	66,700	2,842,754

		16,589,053
Gas & Pipeline Utilities - 2.96%
Ultra Petroleum Corp. * (a)	93,700	5,228,460
Healthcare Products - 3.82%
C.R. Bard, Inc.	51,100	3,368,512
Fisher Scientific International, Inc. *	54,500	3,371,370

		6,739,882
Healthcare Services - 9.87%
AMERIGROUP Corp. *	194,000	3,775,240
Coventry Health Care, Inc. *	78,325	4,461,392
DaVita, Inc. *	75,600	3,828,384
Omnicare, Inc.	93,300	5,338,626

		17,403,642
Hotels & Restaurants - 6.52%
P.F. Chang's China Bistro, Inc. * (a)	79,900	3,965,437
Station Casinos, Inc.	52,800	3,579,840
The Cheesecake Factory, Inc. *	105,700	3,952,123

		11,497,400
International Oil - 2.00%
Noble Corp.	49,900	3,519,946
Internet Service Provider - 2.58%
Salesforce.Com, Inc. * (a)	141,700	4,541,485
Internet Software - 1.57%
VeriSign, Inc. *	126,600	2,775,072
Manufacturing - 2.22%
Roper Industries, Inc.	99,000	3,911,490
Medical-Hospitals - 2.07%
Community Health Systems, Inc. *	95,200	3,649,968

Dynamic Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Mining - 3.34%
Joy Global, Inc.	70,650	$2,826,000
Terex Corp. *	51,500	3,059,100

		5,885,100
Petroleum Services - 1.47%
BJ Services Company	70,900	2,599,903
Pharmaceuticals - 3.73%
Celgene Corp. *	76,000	4,924,800
Herbalife, Ltd. *	50,800	1,652,016

		6,576,816
Retail Trade - 6.20%
Chico's FAS, Inc. *	135,400	5,948,122
Urban Outfitters, Inc. *	197,400	4,996,194

		10,944,316
Semiconductors - 3.95%
Broadcom Corp., Class A *	75,200	3,545,680
Linear Technology Corp.	95,000	3,426,650

		6,972,330
Software - 6.39%
Activision, Inc. *	254,266	3,493,615
Business Objects SA, ADR * (a)	101,900	4,117,779
NAVTEQ Corp. *	83,300	3,654,371

		11,265,765
Telecommunications Equipment &
Services - 2.00%
Andrew Corp. * (a)	2,500	26,825
Comverse Technology, Inc. *	131,500	3,496,585

		3,523,410
Trucking & Freight - 2.15%
Oshkosh Truck Corp.	85,000	3,790,150

TOTAL COMMON STOCKS (Cost $134,160,210)		$174,594,779

SHORT TERM INVESTMENTS - 15.34%
State Street Navigator Securities
Lending Prime Portfolio (c)	$27,052,760	$27,052,760

TOTAL SHORT TERM INVESTMENTS
(Cost $27,052,760)		$27,052,760

REPURCHASE AGREEMENTS - 0.95%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$1,674,381 on 1/3/2006,
collateralized by $1,680,000 U.S.
Treasury Notes, 4.375% due
08/15/2012 (valued at $1,712,088,
including interest) (c)	$1,674,000	$1,674,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,674,000)		$1,674,000

The accompanying notes are an integral part of the financial statements. 209

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Investments (Dynamic Growth Trust)
(Cost $162,886,970) - 115.27%		$203,321,539
Liabilities in Excess of Other Assets - (15.27)%		(26,926,958)

TOTAL NET ASSETS - 100.00%		$176,394,581

Emerging Growth Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.04%
Advertising - 2.12%
ValueClick, Inc. *	14,755	$267,213
Ventiv Health, Inc. *	8,926	210,832

		478,045
Aerospace - 0.90%
Teledyne Technologies, Inc. *	6,996	203,584
Apparel & Textiles - 3.66%
Guess, Inc. *	8,256	293,913
K-Swiss, Inc., Class A	4,261	138,227
Phillips - Van Heusen Corp.	6,822	221,033
The Gymboree Corp. *	7,270	170,118

		823,291
Auto Services - 0.57%
Copart, Inc. *	5,523	127,360
Banking - 3.56%
BankAtlantic Bancorp, Inc., Class A	13,246	185,445
First Community Bancorp	3,775	205,247
First Midwest Bancorp, Inc.	4,802	168,358
Republic Bancorp, Inc.	12,690	151,011
Wintrust Financial Corp.	1,656	90,914

		800,975
Biotechnology - 4.87%
Applera Corp. - Celera Genomics Group *	14,134	154,909
Arena Pharmaceuticals, Inc. *	1,220	17,348
Cephalon, Inc. *	2,771	179,395
Charles River Laboratories International, Inc. *	3,452	146,261
deCODE genetics, Inc. *	13,304	109,891
Intermune, Inc. *	7,808	131,174
Myriad Genetics, Inc. *	8,184	170,227
Neurocrine Biosciences, Inc. *	2,356	147,792
Protein Design Labs, Inc. *	1,350	38,367

		1,095,364
Business Services - 3.99%
Euronet Worldwide, Inc. *	4,906	136,387
Labor Ready, Inc. *	12,398	258,126
Navigant Consulting Company *	6,805	149,574
TALX Corp.	4,794	219,134
West Corp. *	3,214	135,470

		898,691
Cellular Communications - 1.76%
Leap Wireless International, Inc. *	5,002	189,476
UbiquiTel, Inc. *	20,804	205,751

		395,227
Chemicals - 0.69%
Cytec Industries, Inc.	3,284	156,417

Emerging Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services - 1.59%
Chemed Corp.	4,004	$198,919
TNS, Inc. *	8,263	158,484

		357,403
Computers & Business Equipment - 3.18%
Blue Coat Systems, Inc. *	1,720	78,638
Brooks Automation, Inc. *	7,201	90,229
FileNET Corp. *	8,121	209,928
Komag, Inc. *	4,939	171,186
MTS Systems Corp.	4,761	164,921

		714,902
Construction Materials - 1.06%
Applied Industrial Technologies, Inc.	7,088	238,795
Crude Petroleum & Natural Gas - 0.89%
Cimarex Energy Company *	4,652	200,083
Domestic Oil - 4.84%
Berry Petroleum Company, Class A	3,561	203,689
Giant Industries, Inc. *	3,390	176,145
KCS Energy, Inc. *	10,059	243,629
Oil States International, Inc. *	7,155	226,670
Remington Oil Gas Corp. *	6,586	240,389

		1,090,522
Drugs & Health Care - 0.68%
Cell Genesys, Inc. *	12,800	75,904
DOV Pharmaceutical, Inc. *	5,209	76,468

		152,372
Educational Services - 0.59%
Education Management Corp. *	3,993	133,805
Electrical Equipment - 2.92%
Encore Wire Corp. *	1,680	38,237
Greatbatch, Inc. *	6,400	166,464
Watsco, Inc.	2,897	173,270
Wesco International, Inc. *	6,521	278,642

		656,613
Electrical Utilities - 0.55%
Pike Electric Corp. *	7,620	123,596
Electronics - 2.73%
Hutchinson Technology, Inc. *	5,111	145,408
Thomas & Betts Corp. *	6,227	261,285
Trimble Navigation, Ltd. *	4,076	144,657
TTM Technologies, Inc. *	6,710	63,074

		614,424
Financial Services - 0.83%
Raymond James Financial, Inc.	4,978	187,521
Healthcare Products - 4.76%
Dade Behring Holdings, Inc.	6,384	261,042
DJ Orthopedics, Inc. *	7,353	202,796
Haemonetics Corp. *	4,454	217,622
LifeCell Corp. *	10,091	192,435

The accompanying notes are an integral part of the financial statements. 210

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Emerging Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Respironics, Inc. *	5,353	$198,436

		1,072,331
Healthcare Services - 3.10%
American Retirement Corp. *	12,459	313,095
Genesis HealthCare Corp. *	3,123	114,052
Sierra Health Services, Inc. *	3,389	270,984

		698,131
Hotels & Restaurants - 2.06%
Choice Hotels, Inc.	7,414	309,609
Sonic Corp. *	5,202	153,459

		463,068
Household Products - 1.08%
Central Garden & Pet Company *	2,800	128,632
Tempur-Pedic International, Inc. *	9,975	114,713

		243,345
Industrial Machinery - 1.23%
Ceradyne, Inc. *	2,756	120,713
NATCO Group, Inc. *	7,640	156,314

		277,027
Insurance - 2.62%
American Physicians Capital, Inc. *	5,211	238,612
HCC Insurance Holdings, Inc.	5,724	169,888
Scottish Re Group, Ltd.	7,360	180,688

		589,188
Internet Content - 0.86%
Jupitermedia Corp. *	13,031	192,598
Internet Service Provider - 0.71%
Avocent Corp. *	5,888	160,095
Internet Software - 1.66%
Digital River, Inc. *	2,584	76,848
F5 Networks, Inc. *	3,222	184,266
WebEx Communications, Inc. *	5,225	113,017

		374,131
Leisure Time - 2.31%
Penn National Gaming, Inc. *	5,707	188,046
SCP Pool Corp.	4,347	161,795
Shuffle Master, Inc. *	6,805	171,078

		520,919
Life Sciences - 1.11%
PerkinElmer, Inc.	10,647	250,843
Medical-Hospitals - 1.31%
Cepheid, Inc. *	14,332	125,835
Lifepoint Hospitals, Inc. *	4,519	169,462

		295,297
Metal & Metal Products - 2.50%
Commercial Metals Company	4,527	169,944
Crown Holdings, Inc. *	11,119	217,154

Emerging Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metal & Metal Products (continued)
Matthews International Corp., Class A	4,794	$174,549

		561,647
Petroleum Services - 5.80%
Core Laboratories NV *	5,652	211,159
Grey Wolf, Inc. *	29,820	230,509
McDermott International, Inc. *	9,143	407,869
Superior Energy Services, Inc. *	8,366	176,104
W-H Energy Services, Inc. *	8,491	280,882

		1,306,523
Pharmaceuticals - 1.73%
First Horizon Pharmaceutical Corp. *	8,229	141,950
Medicis Pharmaceutical Corp., Class A	3,493	111,951
Salix Pharmaceuticals, Ltd. *	7,715	135,630

		389,531
Railroads & Equipment - 0.56%
Genesee & Wyoming, Inc., Class A *	3,384	127,069
Real Estate - 1.23%
Equity Inns, Inc., REIT	20,457	277,192
Retail Trade - 5.48%
Coldwater Creek, Inc. *	6,620	202,109
Hibbett Sporting Goods, Inc. *	6,551	186,572
Pantry, Inc. *	5,703	267,984
Payless ShoeSource, Inc. *	8,063	202,381
Stein Mart, Inc.	9,471	171,899
The Men's Wearhouse, Inc. *	6,868	202,194

		1,233,139
Semiconductors - 6.64%
ATMI, Inc. *	6,265	175,232
Emulex Corp. *	11,683	231,207
LSI Logic Corp. *	22,601	180,808
Microsemi Corp. *	7,227	199,899
MIPS Technologies, Inc., Class A *	15,010	85,257
MKS Instruments, Inc. *	9,255	165,572
ON Semiconductor Corp. *	51,642	285,580
Semtech Corp. *	5,130	93,674
Skyworks Solutions, Inc. *	15,027	76,487

		1,493,716
Software - 5.35%
Advent Software, Inc. *	6,460	186,759
ANSYS, Inc. *	3,938	168,113
Hyperion Solutions Corp. *	4,383	156,999
Parametric Technology Corp. *	34,086	207,925
Progress Software Corp. *	9,225	261,805
Transaction Systems Architects, Inc., Class A *	7,707	221,885

		1,203,486
Telecommunications Equipment &
Services - 2.52%
ADTRAN, Inc.	6,120	182,009
Arris Group, Inc. *	10,381	98,308
Brightpoint, Inc. *	5,730	158,893

The accompanying notes are an integral part of the financial statements. 211

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Emerging Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services (continued)
ECI Telecom, Ltd. ADR *	17,237	$129,105

		568,315
Trucking & Freight - 1.44%
Old Dominion Freight Lines, Inc. *	6,751	182,142
Plains All American Pipeline LP	3,583	141,779

		323,921

TOTAL COMMON STOCKS (Cost $19,156,091)		$22,070,502

SHORT TERM INVESTMENTS - 3.64%
Federal Home Loan Mortgage Corporation Discount
Note
zero coupon due 01/03/2006	$820,000	$819,810

TOTAL SHORT TERM INVESTMENTS
(Cost $819,810)		$819,810

Total Investments (Emerging Growth Trust)
(Cost $19,975,901) - 101.68%		$22,890,312
Liabilities in Excess of Other Assets - (1.68)%		(378,161)

TOTAL NET ASSETS - 100.00%		$22,512,151

Emerging Small Company Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.97%
Advertising - 1.92%
Marchex, Inc., Class B *	169,425	$3,810,368
ValueClick, Inc. *	139,445	2,525,349

		6,335,717
Aerospace - 1.50%
ARGON ST, Inc. *	43,400	1,344,532
K&F Industries Holdings, Inc. *	98,400	1,511,424
Orbital Sciences Corp., Class A *	163,642	2,101,163

		4,957,119
Air Travel - 0.73%
Republic Airways Holdings, Inc. *	158,719	2,412,529
Banking - 3.68%
Doral Financial Corp.	154,379	1,636,417
East West Bancorp, Inc.	58,544	2,136,271
First State Bancorporation	102,807	2,466,340
Franklin Bank Corp. *	58,293	1,048,691
Greater Bay Bancorp	59,180	1,516,192
Hancock Holding Company	37,592	1,421,354
Signature Bank *	41,805	1,173,466
Westamerica Bancorporation	14,506	769,833

		12,168,564
Biotechnology - 4.34%
Coley Pharmaceutical Group, Inc. *	160,533	2,433,680
Digene Corp. *	81,386	2,374,030

Emerging Small Company Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Molecular Devices Corp. *	72,106	$2,086,027
Panacos Pharmaceuticals, Inc. *	128,249	888,765
Serologicals Corp. *	110,955	2,190,252
Telik, Inc. *	148,007	2,514,639
Trimeris, Inc. *	162,605	1,868,331

		14,355,724
Broadcasting - 0.30%
Entravision Communications Corp., Class A *	139,045	990,000
Building Materials & Construction - 0.60%
Beacon Roofing Supply, Inc. *	68,900	1,979,497
Business Services - 6.35%
BearingPoint, Inc. *	312,050	2,452,713
CDI Corp.	107,956	2,957,994
Global Cash Access, Inc. *	93,844	1,369,184
Global Payments, Inc.	100,902	4,703,042
Jackson Hewitt Tax Service, Inc.	61,404	1,701,505
LECG Corp. *	91,537	1,590,913
MAXIMUS, Inc.	84,396	3,096,489
Quest Software, Inc. *	212,972	3,107,262

		20,979,102
Chemicals - 3.92%
Cabot Corp.	84,714	3,032,761
Cabot Microelectronics Corp. *	28,394	832,796
FMC Corp. *	72,490	3,854,293
Minerals Technologies, Inc.	57,106	3,191,655
Westlake Chemical Corp.	70,601	2,034,015

		12,945,520
Commercial Services - 0.52%
TNS, Inc. *	89,203	1,710,914
Computers & Business Equipment - 4.43%
FileNET Corp. *	151,652	3,920,204
Henry, Jack & Associates, Inc.	105,031	2,003,991
Micros Systems, Inc. *	63,293	3,058,318
National Instruments Corp.	128,191	4,108,522
Witness Systems, Inc. *	79,600	1,565,732

		14,656,767
Construction Materials - 0.26%
Clarcor, Inc.	28,712	853,034
Domestic Oil - 2.35%
Denbury Resources, Inc. *	157,332	3,584,023
Oil States International, Inc. *	131,753	4,173,935

		7,757,958
Drugs & Health Care - 1.13%
Impax Laboratories, Inc. *	184,979	1,979,275
Parexel International Corp. *	87,406	1,770,846

		3,750,121
Educational Services - 0.83%
Lincoln Educational Services Corp. *	94,396	1,346,087

The accompanying notes are an integral part of the financial statements. 212

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Emerging Small Company Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Educational Services (continued)
Strayer Education, Inc.	14,900	$1,396,130

		2,742,217
Electrical Equipment - 4.76%
FLIR Systems, Inc. *	170,873	3,815,594
Greatbatch, Inc. *	139,596	3,630,892
Sirf Technology Holdings, Inc. *	62,600	1,865,480
Tektronix, Inc.	118,906	3,354,339
Varian, Inc. *	77,490	3,083,327

		15,749,632
Electronics - 2.02%
Electro Scientific Industries, Inc. *	131,288	3,170,605
Trimble Navigation, Ltd. *	98,760	3,504,993

		6,675,598
Energy - 0.88%
Headwaters, Inc. *	81,771	2,897,964
Financial Services - 4.13%
Advance America Cash Advance Centers,
Inc.	112,406	1,393,834
Capitalsource, Inc. *	166,267	3,724,381
Financial Federal Corp.	74,731	3,321,793
GFI Group, Inc. *	39,431	1,870,212
National Financial Partners Corp.	63,778	3,351,534

		13,661,754
Gas & Pipeline Utilities - 0.33%
Bill Barrett Corp. *	28,010	1,081,466
Healthcare Products - 2.79%
American Medical Systems Holdings, Inc. *	150,080	2,675,926
Merit Medical Systems, Inc. *	139,596	1,694,696
STERIS Corp.	89,313	2,234,611
Symmetry Medical, Inc. *	51,872	1,005,798
The Medicines Company *	91,453	1,595,855

		9,206,886
Healthcare Services - 2.53%
Sierra Health Services, Inc. *	47,946	3,833,762
Symbion, Inc. *	66,069	1,519,587
United Surgical Partners International, Inc. *	93,275	2,998,791

		8,352,140
Hotels & Restaurants - 3.08%
BJ's Restaurants, Inc. *	54,815	1,253,071
Four Seasons Hotels, Inc.	24,047	1,196,338
Orient Express Hotels, Ltd.	104,229	3,285,298
P.F. Chang's China Bistro, Inc. *	41,625	2,065,849
Panera Bread Company, Class A *	36,127	2,372,821

		10,173,377
Industrial Machinery - 2.97%
Flowserve Corp. *	137,773	5,450,300
FMC Technologies, Inc. *	40,300	1,729,676
Manitowoc, Inc.	52,825	2,652,871

		9,832,847

Emerging Small Company Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance - 0.62%
Aspen Insurance Holdings, Ltd.	12,155	$287,709
Max Re Capital, Ltd.	67,741	1,759,234

		2,046,943
Internet Content - 0.55%
RightNow Technologies, Inc. *	97,807	1,805,517
Internet Service Provider - 1.55%
Avocent Corp. *	106,918	2,907,101
Entrust, Inc. *	457,655	2,215,050

		5,122,151
Internet Software - 0.61%
Sapient Corp. *	357,076	2,031,763
Investment Companies - 0.79%
Ares Cap Corp.	161,611	2,597,089
Leisure Time - 2.76%
Gaylord Entertainment Company *	55,317	2,411,268
Jamdat Mobile, Inc. *	56,170	1,492,998
Penn National Gaming, Inc. *	158,408	5,219,544

		9,123,810
Life Sciences - 1.04%
Pharmaceutical Product Development, Inc. *	55,367	3,429,986
Manufacturing - 1.15%
Coherent, Inc. *	73,611	2,184,775
Mettler-Toledo International, Inc. *	29,181	1,610,791

		3,795,566
Medical-Hospitals - 2.51%
Psychiatric Solutions, Inc. *	53,544	3,145,174
RehabCare Group, Inc. *	68,143	1,376,489
VCA Antech, Inc. *	134,128	3,782,410

		8,304,073
Mining - 0.35%
Alpha Natural Resources, Inc. *	60,200	1,156,442
Mobile Homes - 0.72%
Winnebago Industries, Inc.	71,554	2,381,317
Petroleum Services - 3.44%
Basic Energy Services, Inc. *	20,700	412,965
Bronco Drilling Company, Inc. *	39,000	897,390
Cal Dive International, Inc. *	153,408	5,505,813
Superior Energy Services, Inc. *	216,701	4,561,556

		11,377,724
Pharmaceuticals - 1.36%
Adams Respiratory Therapeutics, Inc. *	38,200	1,553,212
Angiotech Pharmaceuticals, Inc. *	186,900	2,457,735
Pharmion Corp. *	27,038	480,465

		4,491,412
Real Estate - 2.67%
Innkeepers USA Trust, REIT	148,181	2,370,896
Jones Lang Lasalle, Inc.	60,116	3,026,840

The accompanying notes are an integral part of the financial statements. 213

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Emerging Small Company Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
MeriStar Hospitality Corp., REIT *	363,452	$3,416,449

		8,814,185
Retail Trade - 2.96%
Cost Plus, Inc. *	90,432	1,550,909
Hot Topic, Inc. *	127,852	1,821,891
Regis Corp.	39,592	1,527,063
Tractor Supply Company *	49,347	2,612,430
Tuesday Morning Corp.	69,715	1,458,438
Zumiez, Inc. *	19,000	821,180

		9,791,911
Sanitary Services - 0.56%
Waste Connections, Inc. *	53,544	1,845,126
Semiconductors - 9.00%
Actel Corp. *	161,652	2,057,830
Exar Corp. *	38,312	479,666
FormFactor, Inc. *	101,418	2,477,642
Integrated Device Technology, Inc. *	84,229	1,110,138
Microsemi Corp. *	133,463	3,691,587
Microtune, Inc. *	294,358	1,227,473
Power Integrations, Inc. *	150,221	3,576,762
Semtech Corp. *	219,159	4,001,844
Silicon Laboratories, Inc. *	147,762	5,416,955
Varian Semiconductor Equipment
Associates, Inc. *	125,081	5,494,808
ZILOG, Inc. *	91,153	222,413

		29,757,118
Software - 2.88%
Hyperion Solutions Corp. *	92,833	3,325,278
Micromuse, Inc. *	202,270	2,000,451
NetIQ Corp. *	108,911	1,338,516
THQ, Inc. *	104,973	2,503,606
Ultimate Software Group, Inc. *	18,600	354,702

		9,522,553
Telecommunications Equipment &
Services - 2.68%
Arris Group, Inc. *	230,321	2,181,140
Essex Corp. *	154,477	2,633,833
Viasat, Inc. *	150,716	4,028,638

		8,843,611
Trucking & Freight - 4.42%
Forward Air Corp.	119,696	4,386,858
Knight Transportation, Inc.	183,294	3,799,685
Landstar Systems, Inc.	51,170	2,135,836
Oshkosh Truck Corp.	43,545	1,941,671
Wabash National Corp.	123,660	2,355,723

		14,619,773

TOTAL COMMON STOCKS (Cost $276,969,916)		$327,084,517

Emerging Small Company Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 0.92%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$3,048,694 on 1/3/2006,
collateralized by $2,265,000
U.S.Treasury Bonds, 7.875% due
02/15/2021 (valued at $3,114,375,
including interest) (c)	$3,048,000	$3,048,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,048,000)		$3,048,000

Total Investments (Emerging Small Company Trust)
(Cost $280,017,916) - 99.89%		$330,132,517
Other Assets in Excess of Liabilities - 0.11%		374,460

TOTAL NET ASSETS - 100.00%		$330,506,977

Equity-Income Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.12%
Aerospace - 1.74%
Lockheed Martin Corp.	333,000	$21,188,790
Raytheon Company	483,600	19,416,540

		40,605,330
Aluminum - 0.71%
Alcoa, Inc.	565,400	16,718,878
Auto Parts - 0.62%
Genuine Parts Company	329,500	14,471,640
Automobiles - 0.19%
Ford Motor Company	590,200	4,556,344
Banking - 4.41%
Bank of America Corp.	393,900	18,178,485
Bank of Ireland - London	551,500	8,686,047
Fifth Third Bancorp.	570,200	21,507,944
Mercantile Bankshares Corp.	150,300	8,482,932
National City Corp.	252,700	8,483,139
Northern Trust Corp.	173,000	8,964,860
SunTrust Banks, Inc.	243,500	17,717,060
Wells Fargo Company	157,900	9,920,857
Wilmington Trust Corp.	33,000	1,284,030

		103,225,354
Biotechnology - 0.60%
MedImmune, Inc. *	400,800	14,036,016
Broadcasting - 1.32%
Viacom, Inc., Class B	948,700	30,927,620
Business Services - 0.34%
Cendant Corp.	460,300	7,940,175
Cable and Television - 2.70%
Cablevision Systems New York Group,
Class A *	170,500	4,001,635

The accompanying notes are an integral part of the financial statements. 214

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Equity-Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cable and Television (continued)
Comcast Corp., Class A *	842,000	$21,858,320
EchoStar Communications Corp., Class A *	285,100	7,746,167
Time Warner, Inc.	1,699,000	29,630,560

		63,236,682
Cellular Communications - 0.82%
Motorola, Inc.	849,200	19,183,428
Chemicals - 1.35%
Chemtura Corp.	382,800	4,861,560
E.I. Du Pont De Nemours & Company	507,900	21,585,750
Hercules, Inc. *	457,100	5,165,230

		31,612,540
Computers & Business Equipment - 2.82%
Cisco Systems, Inc. *	886,200	15,171,744
Hewlett-Packard Company	710,000	20,327,300
International Business Machines Corp.	369,700	30,389,340

		65,888,384
Construction Materials - 0.54%
Vulcan Materials Company	187,800	12,723,450
Cosmetics & Toiletries - 3.32%
Avon Products, Inc.	628,900	17,955,095
Colgate-Palmolive Company	519,700	28,505,545
International Flavors & Fragrances, Inc.	487,900	16,344,650
Kimberly-Clark Corp.	248,800	14,840,920

		77,646,210
Crude Petroleum & Natural Gas - 2.80%
Amerada Hess Corp.	200,600	25,440,092
ChevronTexaco Corp.	707,100	40,142,067

		65,582,159
Drugs & Health Care - 1.11%
Wyeth	565,700	26,061,799
Electrical Equipment - 3.32%
Cooper Industries, Ltd., Class A	239,100	17,454,300
General Electric Company	1,715,300	60,121,265

		77,575,565
Electrical Utilities - 0.88%
FirstEnergy Corp.	269,200	13,188,108
Pinnacle West Capital Corp.	85,700	3,543,695
TECO Energy, Inc.	220,000	3,779,600

		20,511,403
Electronics - 0.59%
Sony Corp.	337,900	13,816,407
Energy - 2.26%
Duke Energy Corp.	820,900	22,533,705
Progress Energy, Inc.	396,000	17,392,320
Xcel Energy, Inc.	706,000	13,032,760

		52,958,785
Financial Services - 8.24%
Ameriprise Financial, Inc.	84,500	3,464,500
Charles Schwab Corp.	1,581,500	23,200,605

Equity-Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Citigroup, Inc.	310,000	$15,044,300
Federal National Mortgage Association	226,100	11,035,941
Janus Capital Group, Inc.	337,900	6,295,077
JPMorgan Chase & Company	1,351,500	53,641,035
Mellon Financial Corp.	733,100	25,108,675
Morgan Stanley	565,300	32,075,122
State Street Corp.	412,300	22,857,912

		192,723,167
Food & Beverages - 3.34%
Campbell Soup Company	535,300	15,935,881
ConAgra Foods, Inc.	64,000	1,297,920
General Mills, Inc.	424,500	20,936,340
McCormick & Company, Inc.	289,100	8,938,972
The Coca-Cola Company	656,200	26,451,422
Unilever NV	67,600	4,631,003

		78,191,538
Gas & Pipeline Utilities - 0.88%
NiSource, Inc.	985,800	20,563,788
Healthcare Products - 2.11%
Baxter International, Inc.	369,300	13,904,145
Boston Scientific Corp. *	425,600	10,422,944
Johnson & Johnson	414,600	24,917,460

		49,244,549
Hotels & Restaurants - 0.53%
McDonald's Corp.	368,500	12,425,820
Household Products - 1.57%
Fortune Brands, Inc.	197,400	15,401,148
Newell Rubbermaid, Inc.	892,200	21,216,516

		36,617,664
Industrial Machinery - 1.73%
Deere & Company	394,200	26,848,962
Pall Corp.	503,700	13,529,382

		40,378,344
Insurance - 6.15%
American International Group, Inc.	295,000	20,127,850
Chubb Corp.	149,000	14,549,850
Lincoln National Corp.	370,100	19,626,403
Marsh & McLennan Companies, Inc.	1,298,400	41,237,184
SAFECO Corp.	171,400	9,684,100
St. Paul Travelers Companies, Inc.	469,300	20,963,631
UnumProvident Corp.	779,700	17,738,175

		143,927,193
International Oil - 2.22%
Anadarko Petroleum Corp.	199,100	18,864,725
Royal Dutch Petroleum Company - NY Shares	536,700	33,001,683

		51,866,408
Leisure Time - 0.80%
Walt Disney Company	785,600	18,830,832

The accompanying notes are an integral part of the financial statements. 215

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Equity-Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Liquor - 1.24%
Anheuser-Busch Companies, Inc.	676,500	$29,062,440
Manufacturing - 2.06%
Eaton Corp.	141,400	9,486,526
Honeywell International, Inc.	818,700	30,496,575
Tyco International, Ltd.	285,100	8,227,986

		48,211,087
Metal & Metal Products - 0.21%
Inco, Ltd.	113,100	4,927,767
Newspapers - 1.34%
Dow Jones & Company, Inc.	492,100	17,464,629
Knight-Ridder, Inc.	218,600	13,837,380

		31,302,009
Office Furnishings & Supplies - 0.81%
Avery Dennison Corp.	340,900	18,841,543
Paper - 2.02%
International Paper Company	1,130,000	37,979,300
MeadWestvaco Corp.	335,000	9,390,050

		47,369,350
Petroleum Services - 3.22%
BP PLC, SADR	323,300	20,762,326
Exxon Mobil Corp.	739,400	41,532,098
Schlumberger, Ltd.	134,100	13,027,815

		75,322,239
Pharmaceuticals - 4.84%
Abbott Laboratories	370,600	14,612,758
Bristol-Myers Squibb Company	906,700	20,835,966
Eli Lilly & Company	228,700	12,942,133
Merck & Company, Inc.	988,000	31,428,280
Pfizer, Inc.	798,300	18,616,356
Schering-Plough Corp.	704,200	14,682,570

		113,118,063
Photography - 0.60%
Eastman Kodak Company	600,400	14,049,360
Publishing - 1.99%
The New York Times Company, Class A	908,900	24,040,405
Tribune Company	743,300	22,492,258

		46,532,663
Railroads & Equipment - 2.15%
Norfolk Southern Corp.	344,100	15,426,003
Union Pacific Corp.	434,500	34,981,595

		50,407,598
Real Estate - 0.45%
Simon Property Group, Inc., REIT	136,500	10,459,995
Retail Grocery - 0.26%
Sysco Corp.	197,500	6,132,375
Retail Trade - 2.19%
Home Depot, Inc.	325,300	13,168,144
RadioShack Corp.	422,000	8,874,660

Equity-Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Wal-Mart Stores, Inc.	625,100	$29,254,680

		51,297,484
Sanitary Services - 0.76%
Waste Management, Inc.	584,700	17,745,645
Semiconductors - 1.79%
Analog Devices, Inc.	410,200	14,713,874
Intel Corp.	569,800	14,222,208
Texas Instruments, Inc.	401,700	12,882,519

		41,818,601
Software - 1.26%
Microsoft Corp.	1,125,300	29,426,595
Telecommunications Equipment &
Services - 1.24%
Lucent Technologies, Inc. *	1,439,800	3,829,868
Nokia Oyj, SADR	902,400	16,513,920
Telus Corp.	126,000	5,072,760
Telus Corp.	86,000	3,530,134

		28,946,682
Telephone - 5.13%
ALLTEL Corp.	379,800	23,965,380
AT&T Corp.	1,367,749	33,496,173
Qwest Communications International, Inc. *	3,458,800	19,542,220
Sprint Corp.	1,001,300	23,390,368
Verizon Communications, Inc.	653,800	19,692,456

		120,086,597
Tobacco - 0.46%
UST, Inc.	262,900	10,734,207
Toys, Amusements & Sporting Goods - 0.78%
Mattel, Inc.	1,147,200	18,148,704
Travel Services - 0.31%
American Express Company	141,100	7,261,006

TOTAL COMMON STOCKS (Cost $1,976,770,620)	$ 2,225,249,482

PREFERRED STOCKS - 0.30%
Insurance - 0.30%
UnumProvident Corp. *	196,800	6,937,200

TOTAL PREFERRED STOCKS (Cost $4,920,000)		$6,937,200

CORPORATE BONDS - 0.31%
Telecommunications Equipment &
Services - 0.31%
Lucent Technologies, Inc.	$7,233,000
8.00% due 08/01/2031		7,291,732

TOTAL CORPORATE BONDS (Cost $7,838,764)		$7,291,732

The accompanying notes are an integral part of the financial statements. 216

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Equity-Income Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 4.33%
T. Rowe Price Reserve Investment
Fund (c)	$101,326,713	$101,326,713

TOTAL SHORT TERM INVESTMENTS
(Cost $101,326,713)		$101,326,713

REPURCHASE AGREEMENTS - 0.11%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$2,509,571 on 1/3/2006,
collateralized by $2,575,000 U.S.
Treasury Bond, 2.375% due
08/31/2006 (valued at $2,562,125,
including interest) (c)	$2,509,000	$2,509,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,509,000)		$2,509,000

Total Investments (Equity-Income Trust)
(Cost $2,093,365,097) - 100.17%		$2,343,314,127
Liabilities in Excess of Other Assets - (0.17)%		(3,904,876)

TOTAL NET ASSETS - 100.00%		$2,339,409,251

Financial Services Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.59%
Banking - 14.85%
Commerce Bancorp, Inc. (a)	218,600	$7,522,026
Golden West Financial Corp.	110,800	7,312,800
ICICI Bank, Ltd., SADR (a)	12,900	371,520
Wells Fargo Company	119,400	7,501,902

		22,708,248
Business Services - 12.85%
Dun & Bradstreet Corp. *	69,300	4,640,328
H & R Block, Inc.	270,000	6,628,500
Moody's Corp.	136,400	8,377,688

		19,646,516
Containers & Glass - 2.52%
Sealed Air Corp. *	68,500	3,847,645
Financial Services - 24.07%
Ameriprise Financial, Inc.	109,540	4,491,140
Goldman Sachs Group, Inc.	54,800	6,998,508
JPMorgan Chase & Company	170,048	6,749,205
Merrill Lynch & Company, Inc.	105,300	7,131,969
T. Rowe Price Group, Inc.	98,000	7,058,940
The First Marblehead Corp. (a)	133,100	4,373,666

		36,803,428
Holdings Companies/Conglomerates - 6.97%
Berkshire Hathaway, Inc., Class A *	6	531,720
Berkshire Hathaway, Inc., Class B *	2,200	6,458,100

Financial Services Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Holdings Companies/Conglomerates
(continued)
Loews Corp.	38,700	$3,670,695

		10,660,515
Insurance - 17.49%
American International Group, Inc.	112,400	7,669,052
China Life Insurance Company, Ltd., ADR * (a)	31,900	1,125,432
Everest Re Group, Ltd.	33,400	3,351,690
FPIC Insurance Group, Inc. * (a)	46,500	1,613,550
Markel Corp. *	9,800	3,107,090
Progressive Corp.	31,500	3,678,570
Transatlantic Holdings, Inc. (a)	92,237	6,198,326

		26,743,710
Manufacturing - 4.46%
Tyco International, Ltd.	236,400	6,822,504
Tobacco - 3.06%
Altria Group, Inc.	62,500	4,670,000
Travel Services - 10.32%
American Express Company	306,700	15,782,782

TOTAL COMMON STOCKS (Cost $109,497,110)		$147,685,348

SHORT TERM INVESTMENTS - 14.69%
Clipper Receivables Company, LLC
4.20% due 01/03/2006	$5,394,000	$5,392,741
State Street Navigator Securities Lending
Prime Portfolio (c)	17,063,576	17,063,576

TOTAL SHORT TERM INVESTMENTS
(Cost $22,456,317)		$22,456,317

Total Investments (Financial Services Trust)
(Cost $131,953,427) - 111.28%		$170,141,665
Liabilities in Excess of Other Assets - (11.28)%		(17,247,535)

TOTAL NET ASSETS - 100.00%		$152,894,130

Fundamental Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.49%
Advertising - 0.25%
WPP Group PLC-Sponsored ADR	43,949	$2,373,246
Banking - 7.29%
Commerce Bancorp, Inc.	137,900	4,745,139
Fifth Third Bancorp.	177,971	6,713,066
Golden West Financial Corp.	438,101	28,914,666
Lloyds TSB Group PLC-Sponsored ADR	185,519	6,270,542
Wells Fargo Company	365,467	22,962,292

		69,605,705
Business Services - 5.10%
Dun & Bradstreet Corp. *	82,305	5,511,143
H & R Block, Inc.	514,977	12,642,685

The accompanying notes are an integral part of the financial statements. 217

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Fundamental Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Iron Mountain, Inc. *	374,758	$15,822,283
Moody's Corp.	238,799	14,667,034

		48,643,145
Cable and Television - 2.51%
Comcast Corp.-Special Class A *	933,943	23,992,996
Computers & Business Equipment - 2.17%
Dell, Inc. *	289,800	8,691,102
Hewlett-Packard Company	179,716	5,145,269
Lexmark International, Inc. *	152,443	6,834,020

		20,670,391
Construction Materials - 1.36%
Martin Marietta Materials, Inc.	90,521	6,944,771
Vulcan Materials Company	89,030	6,031,783

		12,976,554
Containers & Glass - 2.37%
Sealed Air Corp. *	403,196	22,647,519
Cosmetics & Toiletries - 0.81%
Avon Products, Inc.	271,588	7,753,837
Crude Petroleum & Natural Gas - 6.81%
Devon Energy Corp.	356,891	22,319,963
EOG Resources, Inc.	305,612	22,422,753
Occidental Petroleum Corp.	253,709	20,266,275

		65,008,991
Financial Services - 10.80%
Ameriprise Financial, Inc.	214,927	8,812,007
Citigroup, Inc.	464,981	22,565,528
HSBC Holdings PLC	1,611,314	25,837,429
JPMorgan Chase & Company	962,438	38,199,164
Morgan Stanley	100,725	5,715,136
State Street Corp. (c)	35,025	1,941,786

		103,071,050
Food & Beverages - 1.89%
Diageo PLC-Sponsored ADR	181,519	10,582,558
Hershey Foods Corp.	135,017	7,459,689

		18,042,247
Healthcare Services - 2.96%
Cardinal Health, Inc.	159,048	10,934,550
HCA, Inc.	343,849	17,364,374

		28,298,924
Holdings Companies/Conglomerates - 5.54%
Berkshire Hathaway, Inc., Class A *	356	31,548,720
China Merchants Holdings International
Company, Ltd. *	1,624,747	3,520,420
Loews Corp.	187,863	17,818,805

		52,887,945
Household Products - 0.16%
Hunter Douglas NV	27,636	1,504,767
Industrials - 0.27%
Cosco Pacific, Ltd.	1,412,585	2,568,817

Fundamental Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance - 11.41%
American International Group, Inc.	665,057	$45,376,839
Aon Corp.	215,792	7,757,722
Chubb Corp.	31,548	3,080,662
Markel Corp. *	2,153	682,609
Marsh & McLennan Companies, Inc.	223,652	7,103,187
Principal Financial Group, Inc.	63,458	3,009,813
Progressive Corp.	251,301	29,346,931
Sun Life Financial, Inc.	42,229	1,694,650
Transatlantic Holdings, Inc.	162,300	10,906,560

		108,958,973
International Oil - 2.45%
ConocoPhillips	401,176	23,340,420
Internet Retail - 0.40%
Expedia, Inc. *	76,922	1,843,051
IAC/InterActiveCorp *	69,922	1,979,492

		3,822,543
Liquor - 0.71%
Heineken Holding NV	231,450	6,802,742
Manufacturing - 5.74%
Harley-Davidson, Inc.	260,268	13,401,199
Tyco International, Ltd.	1,433,568	41,372,773

		54,773,972
Petroleum Services - 0.87%
Transocean, Inc. *	118,425	8,253,038
Pharmaceuticals - 1.14%
Caremark Rx, Inc. *	209,629	10,856,686
Publishing - 1.29%
Gannett Company, Inc.	47,082	2,851,757
Lagardere S.C.A.	123,313	9,491,771

		12,343,528
Real Estate - 1.57%
CenterPoint Properties Corp., REIT	303,402	15,012,331
Retail Trade - 5.82%
Costco Wholesale Corp.	760,894	37,641,426
Wal-Mart Stores, Inc.	383,605	17,952,714

		55,594,140
Software - 1.26%
Microsoft Corp.	460,474	12,041,395
Telecommunications Equipment &
Services - 1.22%
Nokia Oyj, SADR	130,514	2,388,406
NTL, Inc. *	32,210	2,192,857
SK Telecom Company, Ltd., ADR	159,061	3,227,348
Telewest Global, Inc. *	160,634	3,826,302

		11,634,913
Tobacco - 4.74%
Altria Group, Inc.	605,697	45,257,680
Travel Services - 4.69%
American Express Company	870,335	44,787,439
The accompanying notes are an integral part of the financial statements. 218

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Fundamental Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trucking & Freight - 0.89%
Kuehne & Nagel International AG	10,100	$2,845,773
United Parcel Service, Inc., Class B	75,158	5,648,124

		8,493,897

TOTAL COMMON STOCKS (Cost $708,991,912)		$902,019,831

CONVERTIBLE BONDS - 0.22%
Telecommunications Equipment &
Services - 0.22%
Level 3 Communications, Inc.
10.00% due 05/01/2011 (e)	$2,000,000	2,106,443

TOTAL CONVERTIBLE BONDS (Cost $2,000,000)		$2,106,443

SHORT TERM INVESTMENTS - 5.03%
Clipper Receivables Company, LLC
4.20% due 01/03/2006	$24,402,000	$24,396,306
Starbird Funding Corp.
4.24% due 01/03/2006	12,250,000	12,247,114
UBS Finance Delaware, Inc.
4.31% due 01/03/2006	11,400,000	11,397,270

TOTAL SHORT TERM INVESTMENTS
(Cost $48,040,691)		$48,040,691

Total Investments (Fundamental Value Trust)
(Cost $759,032,603) - 99.74%		$952,166,965
Other Assets in Excess of Liabilities - 0.26%		2,489,428

TOTAL NET ASSETS - 100.00%		$954,656,393

Global Allocation Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 65.70%
Australia - 0.58%
National Australia Bank, Ltd.	13,048 $	310,366
Qantas Airways, Ltd., ADR	107,256	318,117
QBE Insurance Group, Ltd. (a)	34,481	496,159

		1,124,642
Austria - 0.23%
Telekom Austria AG	19,327	434,854
Belgium - 0.46%
Fortis Group SA	8,533	272,324
KBC Bancassurance Holding NV	4,883	454,789
Solvay SA (a)	1,449	159,751

		886,864
Bermuda - 0.69%
Accenture, Ltd., Class A	35,700	1,030,659
Esprit Holdings, Ltd.	26,500	188,320
Yue Yuen Industrial Holdings, Ltd. (a)	39,000	108,396

		1,327,375

Global Allocation Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada - 0.92%
Alcan Aluminum, Ltd. USD	5,100	$208,908
Bank Nova Scotia Halifax	7,100	280,967
Canadian National Railway Company	3,400	271,603
Canadian Tire Corp., Ltd.	2,600	155,070
Cott Corp. *	10,200	150,732
Falconbridge, Ltd.	3,300	97,646
Inco, Ltd.	2,400	103,949
Magna International, Inc.	2,100	151,293
Petro-Canada	9,000	360,093

		1,780,261
Cayman Islands - 0.08%
Hutchison Telecommunications
International, Ltd. *	112,000	161,784
Denmark - 0.08%
A P Moller- Maersk AS	15	155,258
Finland - 0.31%
Nokia AB - Oyj	13,800	252,483
UPM-Kymmene Oyj	18,100	354,948

		607,431
France - 1.59%
AXA Group	13,154	424,628
France Telecom SA (a)	22,278	553,750
Sanofi-Aventis (a)	8,897	779,651
Total SA (a)	4,541	1,141,096
Unibail (a)	1,203	160,124

		3,059,249
Germany - 1.86%
Allianz AG	4,662	706,324
Bayerische Motoren Werke (BMW) AG	4,243	186,160
Deutsche Postbank AG (a)	6,466	375,195
Deutsche Telekom AG	19,288	321,599
E.ON AG	5,731	593,085
Fresenius Medical Care AG (a)	2,851	300,478
Hannover Rueckversicherung AG (a)	2,923	103,600
MAN AG	5,598	298,842
Metro AG	4,154	200,702
Premiere AG * (a)	3,568	62,533
Schering AG	3,226	216,225
Siemens AG	2,559	219,399

		3,584,142
Hong Kong - 0.10%
Sun Hung Kai Properties, Ltd.	20,000	195,394
Ireland - 0.46%
Bank of Ireland - London	39,192	617,268
CRH PLC - London	8,887	261,416

		878,684
Italy - 0.46%
Eni SpA	11,046	306,480
UniCredito Italiano SpA (a)	84,747	584,080

		890,560

The accompanying notes are an integral part of the financial statements. 219

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Global Allocation Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan - 4.90%
AEON Company, Ltd.	11,600	$295,215
Aiful Corp.	2,050	171,297
Asahi Breweries, Ltd. (a)	20,900	255,133
Astellas Pharmaceuticals, Inc.	2,200	85,850
Bank of Yokohama, Ltd. *	32,000	261,961
Bridgestone Corp. (a)	16,000	333,220
Canon, Inc. (a)	8,300	485,833
East Japan Railway Company, Ltd.	58	399,033
Funai Electric Company, Ltd.	1,600	177,129
Honda Motor Company, Ltd.	6,300	359,679
Japan Tobacco, Inc.	11	160,502
Kao Corp.	11,000	294,876
KDDI Corp.	27	155,752
Mitsubishi Corp.	20,100	445,037
Mitsui Fudosan Company, Ltd. (a)	13,000	264,125
Mitsui Sumitomo Insurance Company, Ltd.	21,000	257,067
Murata Manufacturing Company, Ltd.	3,500	224,466
NEC Electronics Corp. (a)	1,400	45,962
Nippon Paper Group, Inc.	39	156,159
Nissan Motor Company, Ltd.	39,100	396,373
Nitto Denko Corp.	6,200	483,356
NOK Corp. (a)	7,300	198,168
Nomura Securities Company, Ltd.	12,400	237,733
NTN Corp.	20,000	158,127
NTT DoCoMo, Inc.	245	374,109
Rohm Company, Ltd.	4,000	435,358
Sekisui House, Ltd. (a)	23,000	289,549
Shin-Etsu Chemical Company, Ltd.	7,700	409,561
Sompo Japan Insurance, Inc.	16,000	216,491
Sumitomo Mitsui Financial Group, Inc.	27	286,308
Sumitomo Trust & Banking Company, Ltd.	28,000	286,223
Takefuji Corp.	4,100	278,597
Tokyo Gas Company, Ltd. (a)	68,000	302,274
Yokogawa Electric Corp. (a)	15,200	259,179

		9,439,702
Netherlands - 1.56%
ABN AMRO Holdings NV	51,279	1,341,406
ASML Holding NV *	15,997	320,147
Koninklijke (Royal) KPN NV	28,059	281,437
Koninklijke (Royal) Philips Electronics NV	8,396	260,992
Reed Elsevier NV	16,498	230,536
TNT Post Group NV	12,594	393,725
VNU NV	5,590	185,417

		3,013,660
Norway - 0.19%
Telenor ASA	37,000	363,380
Singapore - 0.03%
Jardine Cycle and Carriage, Ltd.	8,000	53,394
Spain - 0.60%
Banco Santander Central Hispano SA (a)	63,710	841,216

Global Allocation Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Spain (continued)
Repsol SA (a)	10,589	$309,349

		1,150,565
Sweden - 0.36%
Electrolux AB, Series B (a)	10,600	275,632
Ericsson LM, Series B	55,000	189,072
Sandvik AB	5,000	232,956

		697,660
Switzerland - 2.14%
Actelion, Ltd. *	2,048	169,297
Adecco SA	5,388	248,308
Credit Suisse Group AG	21,701	1,105,720
Holcim, Ltd.	3,517	239,379
Nestle SA	1,321	394,808
Novartis AG	9,522	500,015
Roche Holdings AG	4,618	692,902
Straumann Holding AG	848	196,370
Swiss Reinsurance Company AG	7,831	572,906

		4,119,705
United Kingdom - 4.36%
Barclays PLC	87,357	917,332
BICC PLC	15,929	97,460
BP PLC	104,355	1,110,175
Burberry Group PLC *	3,985	29,433
Centrica PLC	8,096	35,446
Collins Stewart Tullett PLC	13,288	135,883
Diageo PLC	39,100	566,154
Gallaher Group PLC	27,430	413,676
GUS PLC *	11,236	199,287
ITV PLC	6,521	12,608
Kesa Electricals PLC	33,040	147,639
Kingfisher PLC	76,211	310,750
Prudential Corp. PLC	68,243	645,072
Rentokil Initial PLC	36,018	101,210
Royal Bank of Scotland Group PLC	31,193	940,853
Scottish & Southern Energy PLC	11,144	194,208
Taylor Nelson Sofres PLC	41,553	160,505
Tesco PLC	118,857	677,167
Vodafone Group PLC	553,506	1,193,860
Wolseley PLC	16,238	341,866
WPP Group PLC	16,706	180,597

		8,411,181
United States - 43.74%
Allergan, Inc.	16,300	1,759,748
American Electric Power Company, Inc.	19,000	704,710
American International Group, Inc.	30,100	2,053,723
Anheuser-Busch Companies, Inc.	13,300	571,368
Applied Materials, Inc.	39,000	699,660
AT&T Corp. *	37,900	928,171
Baker Hughes, Inc.	7,400	449,772
BorgWarner, Inc.	8,400	509,292
Bristol-Myers Squibb Company	23,900	549,222

The accompanying notes are an integral part of the financial statements. 220

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Global Allocation Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United States (continued)
Burlington Northern Santa Fe Corp.	20,000	$1,416,400
Caremark Rx, Inc. *	14,600	756,134
Carnival Corp.	20,600	1,101,482
Cendant Corp.	33,600	579,600
Cephalon, Inc. * (a)	13,300	861,042
Citigroup, Inc.	74,800	3,630,044
Clear Channel Communications, Inc.	24,300	764,235
Costco Wholesale Corp.	35,100	1,736,397
Dell, Inc. *	31,200	935,688
Dex Media, Inc.	17,400	471,366
DIRECTV Group, Inc. *	33,500	473,020
Exelon Corp.	38,600	2,051,204
Expedia, Inc. *	35,300	845,788
Exxon Mobil Corp.	12,500	702,125
Federal Home Loan Mortgage Corp.	25,700	1,679,495
Fedex Corp.	12,000	1,240,680
Fifth Third Bancorp.	38,000	1,433,360
FirstEnergy Corp.	100	4,899
Genzyme Corp. *	17,800	1,259,884
GlobalSantaFe Corp.	16,400	789,660
Harley-Davidson, Inc.	13,700	705,413
Hartford Financial Services Group, Inc.	10,300	884,667
Healthsouth Corp. *	48,000	235,200
Illinois Tool Works, Inc.	17,800	1,566,222
Johnson & Johnson	29,500	1,772,950
Johnson Controls, Inc.	18,300	1,334,253
JPMorgan Chase & Company	47,800	1,897,182
Kohl's Corp. *	19,800	962,280
Live Nation, Inc. *	3,037	39,785
Lockheed Martin Corp.	17,500	1,113,525
Marathon Oil Corp.	19,600	1,195,012
Masco Corp.	51,100	1,542,709
Medco Health Solutions, Inc. *	18,300	1,021,140
Medtronic, Inc.	9,800	564,186
Mellon Financial Corp.	47,700	1,633,725
Mercury Interactive Corp. *	17,800	494,662
Mettler-Toledo International, Inc. *	12,800	706,560
Microsoft Corp.	113,800	2,975,870
Morgan Stanley	45,000	2,553,300
Mylan Laboratories, Inc. (a)	39,950	797,402
NiSource, Inc.	22,700	473,522
Northeast Utilities	9,900	194,931
Northrop Grumman Corp.	15,800	949,738
Omnicom Group, Inc.	20,100	1,711,113
Oracle Corp. *	79,300	968,253
Pepco Holdings, Inc.	14,900	333,313
PNC Financial Services Group, Inc.	16,600	1,026,378
Sempra Energy	18,100	811,604
Sprint Corp.	97,695	2,282,155
Symantec Corp. *	36,744	643,020
The Kroger Company *	54,000	1,019,520
UBS Emerging Markets Equities Fund *	277,606	6,047,366

Global Allocation Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United States (continued)
UBS High Yield Fund *	131,879	$2,515,061
UnitedHealth Group, Inc.	33,400	2,075,476
Univision Communications, Inc., Class A *	27,100	796,469
Waters Corp. *	17,000	642,600
Wellpoint, Inc. *	15,200	1,212,808
Wells Fargo Company	37,500	2,356,125
Wyeth	51,100	2,354,177
Xilinx, Inc.	18,000	453,780
Zimmer Holdings, Inc. *	7,600	512,544

		84,334,165

TOTAL COMMON STOCKS (Cost $112,518,092)		$126,669,910

U.S. TREASURY OBLIGATIONS - 5.84%
Treasury Inflation Protected
Securities (d) - 0.44%
2.00% due 01/15/2014	$840,840	836,077
U.S. Treasury Bonds - 1.18%
6.25% due 05/15/2030	480,000	596,137
8.00% due 11/15/2021	250,000	344,424
8.75% due 05/15/2017	975,000	1,338,873

		2,279,434
U.S. Treasury Notes - 4.22%
3.625% due 04/30/2007 to 06/15/2010	3,185,000	3,096,109
3.875% due 05/15/2009 to 02/15/2013	1,540,000	1,504,689
4.00% due 08/31/2007	2,645,000	2,627,435
4.125% due 05/15/2015	935,000	914,510

		8,142,743

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,282,666)		$11,258,254

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.99%
Federal Home Loan Mortgage Corp. - 1.05%
3.875% due 01/12/2009	335,000	326,525
4.50% due 06/01/2034	295,233	278,373
4.509% due 01/01/2035 (b)	420,449	414,961
5.50% due 04/01/2018 to 01/01/2019	470,379	473,431
6.00% due 12/01/2017 to 08/15/2030	104,551	106,126
6.50% due 11/01/2029	411,965	424,084

		2,023,500
Federal National Mortgage
Association - 5.70%
3.30% due 09/01/2033 (b)	14,824	14,759
3.875% due 07/15/2008	365,000	357,647
4.277% due 03/01/2034 (b)	59,082	58,124
4.544% due 04/01/2033 (b)	58,832	58,169
4.625% due 06/01/2010	330,000	324,764
4.70% due 03/01/2035 (b)	828,039	819,641
4.90% due 05/01/2035	626,341	620,865
5.00% TBA **	2,305,000	2,232,969
5.136% due 05/01/2035	376,634	378,787
5.50% due 10/01/2017 to 09/01/2034	2,523,734	2,513,916
6.00% due 06/01/2014 to 10/01/2033	1,400,196	1,423,955

The accompanying notes are an integral part of the financial statements. 221

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Global Allocation Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association (continued)
6.25% due 02/01/2011		$275,000	$290,430
6.50% due 06/01/2017 to 07/01/2031		1,055,039	1,086,224
6.625% due 09/15/2009 to 11/15/2030		490,000	561,763
7.50% due 07/25/2041		224,039	234,240

			10,976,253
Government National Mortgage
Association - 0.24%
4.125% due 12/20/2029 (b)		19,284	19,420
6.00% due 07/15/2029		129,328	132,637
6.50% due 06/15/2029 to 04/15/2031		301,287	315,255

			467,312

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $13,602,621)			$13,467,065

FOREIGN GOVERNMENT OBLIGATIONS - 3.66%
Austria - 0.35%
Republic of Austria
3.80% due 10/20/2013	EUR	195,000	240,024
5.875% due 07/15/2006		355,000	427,491

			667,515
Belgium - 0.12%
Kingdom of Belgium
5.75% due 03/28/2008		185,000	232,135
Canada - 0.17%
Government of Canada
3.00% due 06/01/2006	CAD	270,000	231,008
5.75% due 09/01/2006		120,000	104,239

			335,247
Finland - 0.24%
Republic of Finland
5.00% due 07/04/2007	EUR	113,000	138,154
5.75% due 02/23/2011		240,000	319,787

			457,941
France - 0.79%
Government of France
3.50% due 07/12/2009		210,000	252,898
5.00% due 10/25/2016		235,000	319,730
5.50% due 04/25/2029		255,000	393,770
5.50% due 04/25/2007		160,000	195,910
5.50% due 04/25/2010		275,000	357,756

			1,520,064
Germany - 1.53%
Federal Republic of Germany
3.50% due 10/10/2008		590,000	708,960
3.75% due 01/04/2015		80,000	98,153
4.50% due 07/04/2009		510,000	633,985
4.75% due 07/04/2034		280,000	399,430
5.00% due 07/04/2012		10,000	13,094
5.25% due 07/04/2010		155,000	200,278
6.00% due 01/04/2007		345,000	421,505

Global Allocation Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Germany (continued)
Federal Republic of Germany (continued)
6.50% due 07/04/2027	EUR	275,000	$467,396

			2,942,801

Italy - 0.14%
Republic of Italy
8.75% due 07/01/2006		225,000	274,399
Netherlands - 0.21%
Government of Netherlands
4.00% due 01/15/2037		105,000	133,787
5.00% due 07/15/2011		210,000	272,398

			406,185

Sweden - 0.06%
Kingdom of Sweden
6.75% due 05/05/2014	SEK	670,000	105,469
8.00% due 08/15/2007		100,000	13,661

			119,130

United Kingdom - 0.05%
Government of United Kingdom
5.00% due 03/07/2012	GBP	55,000	98,921

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $7,190,770)			$7,054,338

CORPORATE BONDS - 3.28%
France - 0.01%
France Telecom SA
8.00% due 03/01/2011		$30,000	33,508
Germany - 0.21%
KfW Bankengruppe, EMTN
4.75% due 12/07/2010	GBP	100,000	174,238
Landwirtschaftliche Rentenbank
5.75% due 01/21/2015	AUD	310,000	227,897

			402,135

Luxembourg - 0.01%
Telecom Italia Capital SA
5.25% due 11/15/2013		$15,000	14,719
United Kingdom - 0.08%
Abbey National PLC
7.95% due 10/26/2029 (a)		25,000	32,410
Lloyds TSB Bank PLC, Series EMTN
6.625% due 03/30/2015	GBP	10,000	19,619
Royal Bank of Scotland Group PLC
9.118% due 03/31/2049		$65,000	74,464
Royal Bank of Scotland PLC
9.625% due 06/22/2015	GBP	10,000	23,519

			150,012

United States - 2.97%
American Electric Power, Inc., Series A
6.125% due 05/15/2006		$25,000	25,113
American General Finance Corp.
5.375% due 10/01/2012 (a)		30,000	30,153

The accompanying notes are an integral part of the financial statements. 222

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Global Allocation Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
United States (continued)
Anheuser Busch Company, Inc.
9.00% due 12/01/2009	$25,000	$28,673
AT&T Corp.
9.75% due 11/15/2031 (b)	45,000	56,526
AT&T Wireless Services, Inc.
8.75% due 03/01/2031	30,000	39,745
Avalonbay Communities, Inc.
7.50% due 08/01/2009	15,000	16,151
Avon Products, Inc.
7.15% due 11/15/2009	25,000	26,848
Bank of America Corp.
7.40% due 01/15/2011 (a)	130,000	143,198
Bank One Corp.
7.875% due 08/01/2010	35,000	38,855
Bellsouth Corp.
6.55% due 06/15/2034 (a)	35,000	37,281
Boeing Capital Corp.
6.10% due 03/01/2011 (a)	50,000	52,681
Bombardier Capital, Inc., MTN
6.125% due 06/29/2006	25,000	25,000
Bristol-Myers Squibb Company
5.75% due 10/01/2011	30,000	30,983
Burlington Northern Santa Fe Corp.
7.082% due 05/13/2029	25,000	29,719
Burlington Resources Finance Company
6.68% due 02/15/2011 (a)	30,000	32,346
Capital One Financial Corp.
5.50% due 06/01/2015	35,000	34,795
Caterpillar, Inc.
6.55% due 05/01/2011	30,000	32,369
Cendant Corp.
6.875% due 08/15/2006	25,000	25,257
Citigroup, Inc.
5.00% due 09/15/2014	166,000	163,403
5.625% due 08/27/2012	165,000	170,068
Comcast Cable Communications, Inc.
6.75% due 01/30/2011 (a)	105,000	111,175
Computer Sciences Corp.
3.50% due 04/15/2008 (a)	35,000	33,573
Conagra, Inc.
6.75% due 09/15/2011	30,000	31,955
Coors Brewing Company
6.375% due 05/15/2012	30,000	31,790
Countrywide Funding Corp., MTN
3.25% due 05/21/2008 (a)	75,000	72,020
Credit Suisse First Boston USA, Inc.
6.50% due 01/15/2012	55,000	58,838
DaimlerChrysler NA Holding Corp.
4.05% due 06/04/2008	185,000	180,097
Devon Financing Corp., ULC
6.875% due 09/30/2011	50,000	54,692
Dominion Resources, Inc.
5.95% due 06/15/2035	25,000	24,402
Duke Energy Field Services LLC
7.875% due 08/16/2010	35,000	38,708

Global Allocation Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
United States (continued)
EOP Operating, LP
7.00% due 07/15/2011 (a)	$25,000	$26,759
Erac USA Finance Company
7.35% due 06/15/2008	55,000	57,715
Exelon Generation Company LLC
5.35% due 01/15/2014 (a)	30,000	29,910
First Union National Bank
7.80% due 08/18/2010	35,000	39,285
FirstEnergy Corp.
6.45% due 11/15/2011 (a)	30,000	31,800
Ford Motor Credit Company
5.80% due 01/12/2009	730,000	636,807
FPL Group Capital, Inc.
7.625% due 09/15/2006	50,000	50,910
General Electric Capital Corp., MTN
6.75% due 03/15/2032	50,000	58,693
General Electric Capital Corp., Series A, MTN
6.00% due 06/15/2012	275,000	289,628
General Motors Acceptance Corp.
6.125% due 09/15/2006 (a)	45,000	43,711
6.875% due 09/15/2011 (a)	110,000	100,314
Harley Davidson Funding Corp. MTN
3.625% due 12/15/2008	25,000	24,184
Harrah's Operating Company, Inc.
7.50% due 01/15/2009 (a)	30,000	31,775
HSBC Finance Corp.
6.75% due 05/15/2011	130,000	139,512
ICI Wilmington, Inc.
4.375% due 12/01/2008	80,000	77,956
International Lease Finance Corp.
3.50% due 04/01/2009 (a)	135,000	128,501
John Deere Capital Corp.
7.00% due 03/15/2012 (a)	35,000	38,658
JP Morgan Chase & Company
6.75% due 02/01/2011 (a)	80,000	85,686
Kinder Morgan Energy Partners LP
5.80% due 03/15/2035	100,000	95,661
Kraft Foods, Inc.
5.625% due 11/01/2011 (a)	65,000	66,690
Lockheed Martin Corp.
8.50% due 12/01/2029 (a)	25,000	34,074
Marathon Oil Corp.
6.125% due 03/15/2012	25,000	26,509
Marsh & Mclennan Companies, Inc.
6.25% due 03/15/2012	40,000	41,674
McKesson Corp.
7.75% due 02/01/2012	25,000	28,141
Miller Brewing Company
5.50% due 08/15/2013 (a)	65,000	66,255
Morgan Stanley
6.75% due 04/15/2011	150,000	161,479
Newell Rubbermaid, Inc.
4.00% due 05/01/2010	25,000	23,656
News America, Inc.
6.20% due 12/15/2034	30,000	29,799

The accompanying notes are an integral part of the financial statements. 223

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Global Allocation Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
United States (continued)
Pacific Gas & Electric Company
6.05% due 03/01/2034	$55,000	$56,923
Pemex Project Funding Master Trust
8.00% due 11/15/2011 (a)	30,000	33,630
Philip Morris Companies, Inc.
7.75% due 01/15/2027 (a)	25,000	29,679
PPL Capital Funding, Inc.
4.33% due 03/01/2009	30,000	29,174
Progress Energy, Inc.
7.00% due 10/30/2031	35,000	38,840
PSEG Power LLC
7.75% due 04/15/2011	30,000	33,215
Safeway, Inc.
7.25% due 02/01/2031 (a)	40,000	43,163
Sempra Energy
7.95% due 03/01/2010	35,000	38,447
Sprint Capital Corp.
8.75% due 03/15/2032	85,000	112,802
The Goldman Sachs Group, Inc.
6.875% due 01/15/2011 (a)	185,000	199,295
The Kroger Company
7.50% due 04/01/2031 (a)	35,000	39,073
Time Warner, Inc.
7.625% due 04/15/2031	60,000	66,819
TXU Energy Company, LLC
7.00% due 03/15/2013 (a)	35,000	37,298
Union Pacific Corp.
6.70% due 12/01/2006	40,000	40,592
USA Education, Inc.
5.625% due 04/10/2007 (a)	60,000	60,359
Valero Energy Corp.
7.50% due 04/15/2032	45,000	54,688
Verizon New England, Inc.
6.50% due 09/15/2011	75,000	76,934
Viacom, Inc.
6.625% due 05/15/2011	35,000	36,452
Washington Mutual, Inc.
5.625% due 01/15/2007	140,000	140,771
Waste Management, Inc.
7.375% due 08/01/2010 (a)	35,000	38,090
Wells Fargo Bank NA
6.45% due 02/01/2011 (a)	285,000	303,734
Wyeth
5.50% due 03/15/2013	35,000	35,482
Xcel Energy, Inc.
7.00% due 12/01/2010	35,000	37,668

		5,725,284

TOTAL CORPORATE BONDS (Cost $6,468,571)		$6,325,658

COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.28%
United Kingdom - 0.26%
Mound Financing PLC, Series 2005-4A, Class 2B
4.401% due 02/08/2042 (b)	500,000	499,766

Global Allocation Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States - 2.02%
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2, Class C
6.349% due 06/11/2035	$345,000	$365,792
CS First Boston Mortgage Securities Corp.,
Series 2003-27, Class IXA1
7.00% due 11/25/2033	24,986	25,365
CS First Boston Mortgage Securities Corp.,
Series 2005-11, Class 4A1
7.00% due 12/25/2035	500,000	515,156
First Horizon Alternative Mortgage Securities,
Series 2004-AA3, Class A1
5.3353% due 09/25/2034 (b)	117,221	116,781
First Union Lehman Brothers Mortgage Trust,
Series 1997-C2, Class A3
6.65% due 11/18/2029	123,015	125,792
Four Times Square Trust,
Series 2000-4TS, Class A1
7.69% due 04/15/2015	187,354	198,481
Four Times Square Trust, Series 2000-4TS, Class C
7.86% due 04/15/2015	500,000	549,965
GS Mortgage Securities Corp.,
Series 1998-GLII, Class A1
6.312% due 04/13/2031	95,624	96,682
GSR Mortgage Loan Trust,
Series 2005-4F, Class 3A1
6.50% due 04/25/2020	398,856	409,508
JPMorgan Commercial Mortgage Finance Corp.,
Series 1999-C8, Class A1
7.325% due 07/15/2031	12,420	12,462
JPMorgan Commercial Mortgage Finance Corp.,
Series 1999-C8, Class A2
7.40% due 07/15/2031	200,000	212,555
LB Commercial Conduit Mortgage Trust,
Series 1999-C1, Class A1
6.41% due 06/15/2031	52,596	52,813
Mach One 2004 Trust, Series 2004-1A, Class A1
3.89% due 05/28/2040	304,965	298,866
Merrill Lynch Credit Corp. Mortgage Investors, Inc.,
Series 2003-D, Class XA1
1.00% IO due 08/25/2028 (b)	698,142	7,068
Morgan Stanley Dean Witter Capital I,
Series 2000-LIFE, Class A1
7.42% due 11/15/2036	53,787	55,197
Morgan Stanley Dean Witter Capital I,
Series 2000-LIFE, Class A2
7.57% due 11/15/2036	150,000	162,357
Morgan Stanley Mortgage Loan Trust,
Series 2004-4, Class 2A
6.481% due 09/25/2034 (b)	149,358	152,345
Nomura Asset Securities Corp.,
Series 1996-MD5, Class A4
7.9862% due 04/13/2039 (b)	250,000	253,091
Structured Asset Securities Corp.,
Series 2002-23XS, Class A7
6.08% due 11/25/2032	150,000	149,193

The accompanying notes are an integral part of the financial statements. 224

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Global Allocation Trust (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Structured Asset Securities Corp.,
Series 2004-3AC, Class A1
4.94% due 03/25/2034 (b)		$133,669	$132,831

			3,892,300

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $4,526,889)			$4,392,066

ASSET BACKED SECURITIES - 0.84%
United States - 0.84%
California Infrastructure Development PG&E-1,
Series 1997-1, Class A7
6.42% due 09/25/2008		31,213	31,449
Countrywide Asset-Backed Certificates,
Series 2004-SD1, Class A1
4.7188% due 06/25/2033 (b)		23,037	23,077
Credit Suisse First Boston, Series 2005-12, Class
1A1
6.50% due 01/25/2036		500,000	509,375
First Franklin Mortgage Loan Asset Backed
Certficates, Series 2004-FFB, Class A1
4.1665% due 06/25/2024		36,997	36,720
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2005-FFA, Class B3
6.507% due 03/25/2025		600,000	524,151
Greenpoint Home Equity Loan Trust,
Series 2004-3, Class A
4.5994% due 03/15/2035 (b)		75,234	75,440
RAFC Asset Backed Trust, Series 2001-1, Class A3
5.115% due 11/25/2029		6,902	6,877
Reliant Energy Transport Bond
Company, Series 2001-1, Class A4
5.63% due 09/15/2015		125,000	129,397
WFS Financial 2002-2 Owner Trust,
Series 2002-2, Class A4
4.50% due 02/20/2010		288,065	288,028

			1,624,514

TOTAL ASSET BACKED SECURITIES
(Cost $1,698,666)			$1,624,514

SUPRANATIONAL OBLIGATIONS - 0.49%
Luxembourg - 0.24%
European Investment Bank
6.00% due 08/14/2013	AUD	40,000	30,109
European Investment Bank, Series DTC
4.875% due 09/06/2006		$25,000	25,031
European Investment Bank, Series EMTN
4.25% due 12/07/2010	GBP	235,000	400,703

			455,843

Switzerland - 0.12%
Eurofima, Series EMTN
6.00% due 01/28/2014	AUD	310,000	232,975

Global Allocation Trust (continued)
		Shares or
		Principal
		Amount	Value

SUPRANATIONAL OBLIGATIONS
(continued)
United States - 0.13%
International Bank for Reconstruction &
Development, Series EMTN
6.125% due 12/07/2009	GBP	136,000	$247,911

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $955,271)			$936,729

SHORT TERM INVESTMENTS - 4.99%
State Street Navigator Securities
Lending Prime Portfolio (c)		$9,627,909	$9,627,909

TOTAL SHORT TERM INVESTMENTS
(Cost $9,627,909)			$9,627,909

REPURCHASE AGREEMENTS - 11.25%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$21,700,942 on 01/03/2006,
collateralized by $15,910,000 U.S.
Treasury Bonds, 8.125% due
08/15/2019 (valued at
$22,142,727, including interest) (c)		$21,696,000	$21,696,000

TOTAL REPURCHASE AGREEMENTS
(Cost $21,696,000)			$21,696,000

Total Investments (Global Allocation Trust)
(Cost $189,567,455) - 105.32%			$203,052,443
Liabilities in Excess of Other Assets - (5.32)%			(10,263,021)

TOTAL NET ASSETS - 100.00%			$192,789,422

The portfolio had the following five top industry concentrations as of
December 31, 2005 (as a percentage of total net assets):

Financial Services		7.35%
Banking		5.71%
Mutual Funds		4.44%
Insurance		3.30%
Pharmaceuticals		3.01%

Global Trust
		Shares or
		Principal
		Amount	Value

COMMON STOCKS - 96.32%
Australia - 1.15%
National Australia Bank, Ltd.		385	$9,158
Qantas Airways, Ltd., ADR		1,465,538	4,346,737

			4,355,895
Bermuda - 3.98%
Accenture, Ltd., Class A		92,870	2,681,157
ACE, Ltd.		129,665	6,929,298
Shangri-La Asia, Ltd. (a)		1,336,000	2,231,391

The accompanying notes are an integral part of the financial statements. 225

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Global Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Bermuda (continued)
Willis Group Holdings, Ltd. (a)	89,800	$3,317,212

		15,159,058
Brazil - 0.22%
Companhia Vale Do Rio Doce, ADR (a)	20,730	852,832
Canada - 0.51%
Abitibi Consolidated, Inc. (a)	489,639	1,956,960
Cayman Islands - 1.07%
XL Capital, Ltd., Class A	60,150	4,052,907
Finland - 1.67%
Stora Enso Oyj, R Shares (a)	270,000	3,657,757
UPM-Kymmene Oyj (a)	136,630	2,679,362

		6,337,119
France - 5.40%
France Telecom SA (a)	94,910	2,359,117
Sanofi-Aventis (a)	87,623	7,678,473
Total SA (a)	33,679	8,463,102
Valeo SA (a)	54,811	2,038,735

		20,539,427
Germany - 2.57%
BASF AG (a)	35,860	2,747,937
Deutsche Post AG (a)	113,430	2,750,951
Siemens AG	49,890	4,277,373

		9,776,261
Hong Kong - 5.53%
Cheung Kong Holdings, Ltd.	1,075,000	11,043,167
China Mobile, Ltd.	416,500	1,968,740
Hutchison Whampoa, Ltd. (a)	535,000	5,099,148
Prosperity, REIT *	33,250	10,507
Sun Hung Kai Properties, Ltd.	110,000	1,074,669
Swire Pacific, Ltd., Class A	203,500	1,824,100

		21,020,331
Israel - 1.09%
Check Point Software Technologies, Ltd., ADR *	206,201	4,144,640
Italy - 0.91%
Eni SpA (a)	124,200	3,446,029
Japan - 10.49%
Canon, Inc. (a)	54,000	3,160,842
Fuji Photo Film Company, Ltd.	15,000	496,267
Hitachi, Ltd. (a)	418,000	2,819,053
Mitsubishi UFJ Financial Group, Inc.	174	2,361,724
Nintendo Company, Ltd.	6,500	785,757
Nippon Telegraph & Telephone Corp., ADR (a)	118,593	2,705,106
Nippon Telegraph & Telephone Corp.	1,400	6,365,796
Nomura Securities Company, Ltd.	175,600	3,366,610
Shinsei Bank, Ltd.	55,000	318,205
Sompo Japan Insurance, Inc.	435,000	5,885,858
Sony Corp. (a)	110,600	4,522,328
Sumitomo Mitsui Financial Group, Inc. (a)	472	5,005,090

Global Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Takeda Pharmaceutical Company, Ltd.	39,100	$2,116,203

		39,908,839
Mexico - 0.58%
Cemex SA, ADR	37,400	2,218,942
Netherlands - 4.95%
Akzo Nobel NV (a)	89,320	4,141,003
Koninklijke (Royal) Philips Electronics NV	122,680	3,813,538
Reed Elsevier NV	186,182	2,601,625
Royal Dutch Shell PLC, A Shares	95,400	2,912,436
Royal Dutch Shell PLC, B Shares	55,418	1,769,636
VNU NV	108,128	3,586,545

		18,824,783
Norway - 0.47%
Norske Skogindustrier ASA (a)	113,436	1,803,521
Philippines - 0.62%
Ayala Land, Inc.	12,625,300	2,354,978
Portugal - 0.40%
Portugal Telecom, SGPS, SA	151,499	1,533,914
Singapore - 0.38%
Venture Corp., Ltd.	173,000	1,435,512
South Korea - 8.00%
Hana Financial Group, Inc.	126,229	5,765,477
Kookmin Bank, ADR	58,875	4,398,551
KT Corp.	111,600	4,507,029
Samsung Electronics Company, Ltd.	15,830	10,313,366
Shinhan Financial Group Company, Ltd. *	98,700	4,005,571
SK Telecom Company, Ltd., ADR (a)	71,892	1,458,689

		30,448,683
Spain - 1.33%
Repsol SA (a)	172,600	5,042,373
Sweden - 0.42%
Securitas AB, B Shares (a)	96,400	1,602,337
Switzerland - 1.25%
Nestle SA	6,161	1,841,342
Swiss Reinsurance Company AG	39,630	2,899,279

		4,740,621
Taiwan - 2.10%
Chunghwa Telecom Company, Ltd., ADR	100,000	1,835,000
Compal Electronics, Inc.	1,089,982	982,923
Lite-On Technology Corp.	2,328,660	3,174,736
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,056,386	2,011,459

		8,004,118
United Kingdom - 17.49%
Amvescap PLC	613,339	4,659,189
BAE Systems PLC	449,728	2,950,641
BHP Billiton PLC	61,154	997,947
Boots Group PLC (a)	237,008	2,464,370
BP PLC	569,001	6,053,285

The accompanying notes are an integral part of the financial statements. 226

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Global Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
British Sky Broadcasting Group PLC	569,662	$4,860,982
Centrica PLC	581,380	2,545,433
Compass Group PLC	674,830	2,557,352
GKN PLC	740,830	3,666,895
GlaxoSmithKline PLC	276,281	6,975,258
Old Mutual PLC	879,210	2,489,462
Pearson PLC	435,164	5,141,776
Rentokil Initial PLC	542,100	1,523,297
Royal Bank of Scotland Group PLC	85,186	2,569,406
Smiths Group PLC	120,300	2,162,643
Unilever PLC	432,986	4,290,033
Vodafone Group PLC	2,780,450	5,997,169
Yell Group PLC	501,800	4,626,876

		66,532,014
United States - 23.74%
American International Group, Inc.	45,370	3,095,595
Avaya, Inc. *	121,200	1,293,204
BMC Software, Inc. *	180,483	3,698,097
Boston Scientific Corp. *	69,070	1,691,524
Bristol-Myers Squibb Company	101,990	2,343,730
Cadence Design Systems, Inc. *	342,156	5,789,280
Comcast Corp.-Special Class A *	141,580	3,637,190
Convergys Corp. *	54,750	867,787
DIRECTV Group, Inc. *	489,920	6,917,670
Dow Chemical Company	85,650	3,753,183
El Paso Corp. (a)	538,140	6,543,782
Federal National Mortgage Association	77,854	3,800,054
H & R Block, Inc.	104,414	2,563,364
Lear Corp. (a)	25,990	739,675
Maxtor Corp. * (a)	380,150	2,638,241
Merck & Company, Inc.	129,450	4,117,804
Merrill Lynch & Company, Inc.	106,083	7,185,002
News Corp.	502,840	7,819,162
Noble Corp.	34,670	2,445,622
Pactiv Corp. *	58,591	1,289,002
Pfizer, Inc.	26,152	609,865
R.R. Donnelley & Sons Company	51,080	1,747,447
Raytheon Company	83,100	3,336,465
TECO Energy, Inc.	165,600	2,845,008
Tenet Healthcare Corp. *	511,804	3,920,419
Torchmark, Inc.	68,900	3,830,840
Tyco International, Ltd.	62,200	1,795,092

		90,314,104

TOTAL COMMON STOCKS (Cost $315,997,910)		$366,406,198

SHORT TERM INVESTMENTS - 17.91%
State Street Navigator Securities
Lending Prime Portfolio (c)	$68,126,258	$68,126,258

TOTAL SHORT TERM INVESTMENTS
(Cost $68,126,258)		$68,126,258

Global Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 3.32%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$12,653,882 on 01/03/2006,
collateralized by $9,385,000 U.S.
Treasury Bonds, 7.875% due
02/15/2021 (valued at
$12,904,375, including interest) (c)	$12,651,000	$12,651,000

TOTAL REPURCHASE AGREEMENTS
(Cost $12,651,000)		$12,651,000

Total Investments (Global Trust)
(Cost $396,775,168) - 117.55%		$447,183,456
Liabilities in Excess of Other Assets - (17.55)%		(66,771,043)

TOTAL NET ASSETS - 100.00%		$380,412,413

The portfolio had the following five top industry concentrations as of
December 31, 2005 (as a percentage of total net assets):

Insurance	8.54%
Pharmaceuticals	6.27%
Financial Services	6.05%
Electronics	5.28%
Telecommunications Equipment & Services	5.09%

Growth & Income Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.63%
Advertising - 0.45%
Omnicom Group, Inc.	63,300	$5,388,729
Aerospace - 1.31%
General Dynamics Corp.	9,000	1,026,450
Lockheed Martin Corp.	166,200	10,575,306
Textron, Inc.	33,500	2,578,830
United Technologies Corp.	28,700	1,604,617

		15,785,203
Agriculture - 0.11%
Archer-Daniels-Midland Company	55,000	1,356,300
Apparel & Textiles - 0.91%
Jones Apparel Group, Inc.	60,400	1,855,488
Liz Claiborne, Inc.	106,000	3,796,920
Mohawk Industries, Inc. *	61,000	5,305,780

		10,958,188
Auto Parts - 0.50%
Johnson Controls, Inc.	64,700	4,717,277
Lear Corp. (a)	43,800	1,246,548

		5,963,825
Auto Services - 0.20%
AutoNation, Inc. * (a)	111,000	2,412,030

The accompanying notes are an integral part of the financial statements. 227

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Growth & Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Automobiles - 0.84%
Ford Motor Company (a)	987,400	$7,622,728
General Motors Corp. (a)	80,600	1,565,252
PACCAR, Inc.	12,400	858,452

		10,046,432
Banking - 1.89%
Bank of America Corp.	307,400	14,186,510
BB&T Corp.	21,700	909,447
Comerica, Inc.	35,200	1,997,952
National City Corp.	157,000	5,270,490
Wachovia Corp.	6,600	348,876

		22,713,275
Biotechnology - 0.51%
Genentech, Inc. *	65,700	6,077,250
Business Services - 1.96%
Affiliated Computer Services, Inc., Class A *	36,900	2,183,742
Electronic Data Systems Corp.	23,600	567,344
Equifax, Inc.	21,600	821,232
First Data Corp.	374,000	16,085,740
Fluor Corp.	50,300	3,886,178

		23,544,236
Cellular Communications - 0.46%
Motorola, Inc.	167,500	3,783,825
Nextel Partners, Inc., Class A * (a)	62,300	1,740,662

		5,524,487
Chemicals - 0.30%
Air Products & Chemicals, Inc.	24,900	1,473,831
Dow Chemical Company	16,700	731,794
PPG Industries, Inc.	25,200	1,459,080

		3,664,705
Computers & Business Equipment - 5.80%
Cisco Systems, Inc. *	36,200	619,744
Dell, Inc. *	1,255,400	37,649,446
Diebold, Inc.	13,700	520,600
EMC Corp. *	216,900	2,954,178
Hewlett-Packard Company	877,100	25,111,373
Lexmark International, Inc. *	57,200	2,564,276
Network Appliance, Inc. *	9,500	256,500

		69,676,117
Cosmetics & Toiletries - 0.24%
Colgate-Palmolive Company	44,000	2,413,400
International Flavors & Fragrances, Inc.	15,400	515,900

		2,929,300
Crude Petroleum & Natural Gas - 2.88%
Apache Corp.	33,500	2,295,420
Burlington Resources, Inc.	96,300	8,301,060
EOG Resources, Inc.	134,500	9,868,265
Marathon Oil Corp.	39,600	2,414,412
Occidental Petroleum Corp.	146,100	11,670,468

		34,549,625

Growth & Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Domestic Oil - 0.11%
Murphy Oil Corp.	24,300	$1,311,957
Electrical Equipment - 0.73%
American Power Conversion Corp.	48,700	1,071,400
General Electric Company	220,100	7,714,505

		8,785,905
Electrical Utilities - 2.69%
American Electric Power Company, Inc.	88,200	3,271,338
CenterPoint Energy, Inc. (a)	121,000	1,554,850
Constellation Energy Group, Inc.	40,200	2,315,520
Edison International	60,300	2,629,683
Entergy Corp.	58,200	3,995,430
Exelon Corp.	131,800	7,003,852
FirstEnergy Corp.	15,200	744,648
FPL Group, Inc.	140,500	5,839,180
PG&E Corp.	27,700	1,028,224
PPL Corp.	13,300	391,020
Public Service Enterprise Group, Inc.	24,200	1,572,274
The AES Corp. *	45,400	718,682
TXU Corp.	26,000	1,304,940

		32,369,641
Electronics - 0.18%
Agilent Technologies, Inc. *	65,100	2,167,179
Energy - 0.61%
Duke Energy Corp.	135,700	3,724,965
Progress Energy, Inc.	42,400	1,862,208
Sempra Energy	22,300	999,932
Xcel Energy, Inc. (a)	42,300	780,858

		7,367,963
Financial Services - 7.44%
Bear Stearns Companies, Inc.	14,400	1,663,632
Charles Schwab Corp.	392,800	5,762,376
Citigroup, Inc.	125,900	6,109,927
Federal Home Loan Mortgage Corp.	78,000	5,097,300
Federal National Mortgage Association	446,200	21,779,022
Franklin Resources, Inc.	50,400	4,738,104
Goldman Sachs Group, Inc.	8,500	1,085,535
JPMorgan Chase & Company	246,700	9,791,523
Legg Mason, Inc. (a)	19,400	2,321,986
Lehman Brothers Holdings, Inc.	57,300	7,344,141
MBNA Corp.	335,600	9,111,540
PNC Financial Services Group, Inc.	15,000	927,450
Washington Mutual, Inc.	314,158	13,665,873

		89,398,409
Food & Beverages - 1.53%
Dean Foods Company *	28,100	1,058,246
General Mills, Inc.	15,900	784,188
PepsiCo, Inc.	60,500	3,574,340
Sara Lee Corp.	255,800	4,834,620
The Coca-Cola Company	128,700	5,187,897

The accompanying notes are an integral part of the financial statements. 228

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Growth & Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Beverages (continued)
Tyson Foods, Inc., Class A	172,100	$2,942,910

		18,382,201
Gas & Pipeline Utilities - 0.57%
El Paso Corp. (a)	168,100	2,044,096
Kinder Morgan, Inc.	51,800	4,763,010

		6,807,106
Healthcare Products - 3.16%
DENTSPLY International, Inc.	6,000	322,140
Johnson & Johnson	538,800	32,381,880
Medtronic, Inc.	62,900	3,621,153
Stryker Corp.	36,600	1,626,138

		37,951,311
Healthcare Services - 8.65%
Cardinal Health, Inc.	69,100	4,750,625
Express Scripts, Inc. *	100,000	8,380,000
HCA, Inc.	98,600	4,979,300
Health Net, Inc. *	25,900	1,335,145
Humana, Inc. *	40,100	2,178,633
Lincare Holdings, Inc. *	104,100	4,362,831
McKesson Corp.	283,800	14,641,242
Medco Health Solutions, Inc. *	40,100	2,237,580
UnitedHealth Group, Inc.	888,700	55,223,818
Wellpoint, Inc. * (a)	73,485	5,863,368

		103,952,542
Holdings Companies/Conglomerates - 0.30%
Loews Corp.	37,400	3,547,390
Homebuilders - 2.79%
Centex Corp.	65,700	4,696,893
D.R. Horton, Inc.	248,400	8,875,332
KB Home	88,200	6,408,612
Lennar Corp., Class A	72,300	4,411,746
NVR, Inc. * (a)	1,100	772,200
Pulte Homes, Inc. (a)	141,400	5,565,504
Toll Brothers, Inc. *	79,500	2,753,880

		33,484,167
Hotels & Restaurants - 1.64%
Darden Restaurants, Inc.	91,100	3,541,968
Marriott International, Inc., Class A	111,100	7,440,367
McDonald's Corp.	40,800	1,375,776
Outback Steakhouse, Inc. (a)	13,700	570,057
Wendy's International, Inc.	53,500	2,956,410
Yum! Brands, Inc.	80,300	3,764,464

		19,649,042
Household Appliances - 0.66%
Black & Decker Corp.	14,200	1,234,832
Whirlpool Corp.	79,800	6,684,048

		7,918,880
Industrial Machinery - 1.17%
Caterpillar, Inc.	212,100	12,253,017

Growth & Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Machinery (continued)
W.W. Grainger, Inc.	26,200	$1,862,820

		14,115,837
Insurance - 7.28%
Aetna, Inc.	122,300	11,534,113
AFLAC, Inc.	248,700	11,544,654
Ambac Financial Group, Inc.	103,200	7,952,592
American International Group, Inc.	62,400	4,257,552
Aon Corp.	58,200	2,092,290
Chubb Corp.	35,100	3,427,515
CIGNA Corp.	80,800	9,025,360
Fidelity National Financial, Inc.	124,700	4,587,713
Hartford Financial Services Group, Inc.	13,100	1,125,159
Lincoln National Corp.	47,400	2,513,622
Marsh & McLennan Companies, Inc.	73,200	2,324,832
MBIA, Inc. (a)	10,700	643,712
MGIC Investment Corp.	72,700	4,785,114
Old Republic International Corp.	63,200	1,659,632
PMI Group, Inc. (a)	53,900	2,213,673
Prudential Financial, Inc.	35,300	2,583,607
Radian Group, Inc. (a)	47,800	2,800,602
St. Paul Travelers Companies, Inc.	62,400	2,787,408
Torchmark, Inc.	81,500	4,531,400
UnumProvident Corp. (a)	225,300	5,125,575

		87,516,125
International Oil - 1.14%
ConocoPhillips	234,900	13,666,482
Internet Service Provider - 0.36%
Google, Inc., Class A *	10,400	4,314,544
Leisure Time - 0.23%
MGM Mirage, Inc. * (a)	75,400	2,764,918
Manufacturing - 1.37%
Harley-Davidson, Inc.	235,300	12,115,597
Rockwell Automation, Inc.	58,900	3,484,524
SPX Corp. (a)	19,300	883,361

		16,483,482
Medical-Hospitals - 0.06%
Tenet Healthcare Corp. *	88,200	675,612
Petroleum Services - 0.99%
Exxon Mobil Corp.	211,300	11,868,721
Pharmaceuticals - 8.12%
Abbott Laboratories	165,500	6,525,665
AmerisourceBergen Corp.	188,400	7,799,760
Bristol-Myers Squibb Company (a)	316,900	7,282,362
Forest Laboratories, Inc. *	107,800	4,385,304
Merck & Company, Inc.	964,700	30,687,107
Pfizer, Inc.	1,751,800	40,851,976

		97,532,174
Photography - 0.55%
Eastman Kodak Company (a)	283,900	6,643,260

The accompanying notes are an integral part of the financial statements. 229

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Growth & Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Publishing - 0.16%
Gannett Company, Inc.	32,400	$1,962,468
Railroads & Equipment - 0.86%
Burlington Northern Santa Fe Corp.	99,500	7,046,590
Union Pacific Corp.	40,700	3,276,757

		10,323,347
Retail Grocery - 1.54%
Albertsons, Inc.	32,600	696,010
Safeway, Inc.	324,400	7,675,304
SUPERVALU, Inc.	65,000	2,111,200
Sysco Corp.	67,600	2,098,980
The Kroger Company *	312,000	5,890,560

		18,472,054
Retail Trade - 10.39%
Advance Auto Parts, Inc. *	24,600	1,069,116
Bed Bath & Beyond, Inc. *	203,600	7,360,140
Dollar General Corp.	110,800	2,112,956
Federated Department Stores, Inc.	63,700	4,225,221
Home Depot, Inc.	1,168,400	47,296,832
Lowe's Companies, Inc.	380,600	25,370,796
Nordstrom, Inc.	49,300	1,843,820
Target Corp.	31,400	1,726,058
The TJX Companies, Inc.	180,800	4,199,984
Walgreen Company	279,200	12,357,392
Wal-Mart Stores, Inc.	368,100	17,227,080

		124,789,395
Semiconductors - 4.39%
Intel Corp.	1,472,000	36,741,120
NVIDIA Corp. *	45,400	1,659,824
Texas Instruments, Inc.	447,500	14,351,325

		52,752,269
Software - 0.75%
Adobe Systems, Inc.	197,300	7,292,208
Autodesk, Inc. *	22,000	944,900
Intuit, Inc. *	14,400	767,520

		9,004,628
Steel - 0.04%
Nucor Corp.	6,700	447,024
Telecommunications Equipment &
Services - 0.22%
Corning, Inc. *	133,500	2,624,610
Telephone - 5.44%
AT&T Corp. *	1,119,957	27,427,747
BellSouth Corp. (a)	351,900	9,536,490
Harris Corp.	36,200	1,556,962
Verizon Communications, Inc.	890,100	26,809,812

		65,331,011
Tobacco - 3.86%
Altria Group, Inc.	620,800	46,386,176

Growth & Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Toys, Amusements & Sporting Goods - 0.08%
Mattel, Inc.	61,800	$977,676
Transportation - 0.09%
C.H. Robinson Worldwide, Inc.	28,000	1,036,840
Trucking & Freight - 0.12%
J.B. Hunt Transport Services, Inc.	65,900	1,491,976

TOTAL COMMON STOCKS (Cost $1,176,140,366)		$1,184,864,024

SHORT TERM INVESTMENTS - 4.95%
State Street Navigator Securities
Lending Prime Portfolio (c)	$58,647,032	$58,647,032
United States Treasury Bills
3.81% due 03/23/2006	900,000	892,208

TOTAL SHORT TERM INVESTMENTS
(Cost $59,539,482)		$59,539,240

REPURCHASE AGREEMENTS - 1.26%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$15,129,445 on 1/3/2006,
collateralized by $14,735,000 U.S.
Treasury Notes, 4.875% due
02/15/2012 (valued at
$15,430,654, including interest) (c)	$15,126,000	$15,126,000

TOTAL REPURCHASE AGREEMENTS
(Cost $15,126,000)		$15,126,000

Total Investments (Growth & Income Trust)
(Cost $1,250,805,848) - 104.84%		$1,259,529,264
Liabilities in Excess of Other Assets - (4.84)%		(58,178,974)

TOTAL NET ASSETS - 100.00%		$1,201,350,290

Growth & Income Trust II
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.77%
Aerospace - 1.10%
Textron, Inc.	310,400	$23,894,592
Agriculture - 1.31%
Archer-Daniels-Midland Company	1,158,000	28,556,280
Banking - 3.85%
Bank of America Corp.	965,000	44,534,750
SunTrust Banks, Inc.	125,700	9,145,932
UnionBanCal Corp.	113,400	7,792,848
Wachovia Corp.	424,100	22,417,926

		83,891,456
Broadcasting - 2.61%
News Corp.	906,000	14,088,300
Viacom, Inc., Class B	1,314,000	42,836,400

		56,924,700

The accompanying notes are an integral part of the financial statements. 230

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Growth & Income Trust II (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Building Materials & Construction - 0.57%
American Standard Companies, Inc.	313,900	$12,540,305
Business Services - 1.05%
Dun & Bradstreet Corp. *	92,100	6,167,016
Fair Isaac Corp. (a)	213,200	9,417,044
Robert Half International, Inc.	192,100	7,278,669

		22,862,729
Cable and Television - 0.19%
Comcast Corp., Class A *	164,200	4,262,632
Cellular Communications - 3.23%
Crown Castle International Corp. *	859,200	23,121,072
Motorola, Inc.	2,091,000	47,235,690

		70,356,762
Coal - 0.53%
CONSOL Energy, Inc.	178,800	11,654,184
Computers & Business Equipment - 7.20%
Brocade Communications Systems, Inc. *	1,377,600	5,606,832
CDW Corp.	327,600	18,859,932
Cisco Systems, Inc. *	1,137,300	19,470,576
Hewlett-Packard Company	2,006,800	57,454,684
International Business Machines Corp.	291,700	23,977,740
Xerox Corp. *	2,153,000	31,541,450

		156,911,214
Cosmetics & Toiletries - 1.79%
Estee Lauder Companies, Inc., Class A	413,200	13,833,936
Kimberly-Clark Corp.	420,600	25,088,790

		38,922,726
Crude Petroleum & Natural Gas - 2.18%
Amerada Hess Corp.	96,900	12,288,858
EOG Resources, Inc.	183,600	13,470,732
Sunoco, Inc.	279,000	21,868,020

		47,627,610
Domestic Oil - 0.66%
Forest Oil Corp. * (a)	314,100	14,313,537
Electrical Equipment - 2.72%
General Electric Company	1,533,300	53,742,165
Molex, Inc. (a)	210,000	5,449,500

		59,191,665
Electrical Utilities - 3.61%
Constellation Energy Group, Inc.	123,200	7,096,320
Edison International	596,000	25,991,560
TXU Corp.	906,900	45,517,311

		78,605,191
Electronics - 1.04%
Arrow Electronics, Inc. *	361,000	11,562,830
Solectron Corp. *	3,049,300	11,160,438

		22,723,268
Financial Services - 7.91%
Bear Stearns Companies, Inc.	164,900	19,050,897
Citigroup, Inc.	1,694,000	82,209,820

Growth & Income Trust II (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Federal Home Loan Mortgage Corp.	462,200	$30,204,770
Federal National Mortgage Association	377,900	18,445,299
Fiserv, Inc. *	275,700	11,929,539
IndyMac Bancorp, Inc. (a)	273,800	10,683,676

		172,524,001
Food & Beverages - 1.83%
Constellation Brands, Inc., Class A *	331,600	8,697,868
Pilgrims Pride Corp. (a)	290,400	9,629,664
Tyson Foods, Inc., Class A	1,260,000	21,546,000

		39,873,532
Healthcare Products - 1.25%
Johnson & Johnson	454,000	27,285,400
Healthcare Services - 6.32%
Express Scripts, Inc. *	470,000	39,386,000
Humana, Inc. *	469,800	25,524,234
McKesson Corp.	904,400	46,657,996
UnitedHealth Group, Inc.	420,000	26,098,800

		137,667,030
Homebuilders - 1.03%
Hovnanian Enterprises, Inc., Class A * (a)	362,000	17,969,680
Lennar Corp., Class A (a)	74,200	4,527,684

		22,497,364
Hotels & Restaurants - 0.90%
Darden Restaurants, Inc.	390,900	15,198,192
Marriott International, Inc., Class A	65,300	4,373,141

		19,571,333
Industrial Machinery - 0.89%
Cummins, Inc.	107,900	9,681,867
W.W. Grainger, Inc.	135,700	9,648,270

		19,330,137
Insurance - 12.09%
ACE, Ltd.	469,500	25,090,080
Aetna, Inc.	89,600	8,450,176
Allstate Corp.	804,200	43,483,094
American International Group, Inc.	448,100	30,573,863
CIGNA Corp.	166,000	18,542,200
Everest Re Group, Ltd.	233,300	23,411,655
Hartford Financial Services Group, Inc. (a)	562,100	48,278,769
Lincoln National Corp.	182,300	9,667,369
Prudential Financial, Inc.	576,000	42,157,440
SAFECO Corp.	244,000	13,786,000

		263,440,646
International Oil - 1.11%
ConocoPhillips	417,500	24,290,150
Leisure Time - 1.57%
Brunswick Corp.	304,300	12,372,838
Royal Caribbean Cruises, Ltd. (a)	483,000	21,763,980

		34,136,818

The accompanying notes are an integral part of the financial statements. 231

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Growth & Income Trust II (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Manufacturing - 2.88%
Illinois Tool Works, Inc.	316,500	$27,848,835
Stanley Works	251,700	12,091,668
Tyco International, Ltd.	792,200	22,862,892

		62,803,395
Medical-Hospitals - 0.32%
Universal Health Services, Inc., Class B (a)	147,300	6,884,802
Mining - 0.52%
Freeport-McMoran Copper & Gold, Inc.,
Class B	210,700	11,335,660
Paper - 0.65%
Louisiana-Pacific Corp.	514,000	14,119,580
Petroleum Services - 5.79%
Exxon Mobil Corp.	1,849,000	103,858,330
Tesoro Petroleum Corp.	107,900	6,641,245
Valero Energy Corp.	303,900	15,681,240

		126,180,815
Pharmaceuticals - 4.91%
AmerisourceBergen Corp.	1,113,400	46,094,760
Barr Pharmaceuticals, Inc. *	379,900	23,663,971
Forest Laboratories, Inc. *	308,000	12,529,440
Merck & Company, Inc.	384,700	12,237,307
Pfizer, Inc.	538,700	12,562,484

		107,087,962
Railroads & Equipment - 1.28%
GATX Corp. (a)	122,500	4,419,800
Norfolk Southern Corp.	526,100	23,585,063

		28,004,863
Retail Trade - 4.88%
American Eagle Outfitters, Inc.	223,900	5,145,222
Barnes & Noble, Inc.	162,700	6,942,409
Gap, Inc.	1,677,800	29,596,392
Home Depot, Inc.	478,300	19,361,584
J.C. Penney Company, Inc.	813,900	45,252,840

		106,298,447
Semiconductors - 4.24%
Emulex Corp. * (a)	751,000	14,862,290
Intel Corp.	1,769,200	44,159,232
Lam Research Corp. *	606,000	21,622,080
Novellus Systems, Inc. *	490,000	11,818,800

		92,462,402
Software - 1.53%
Microsoft Corp.	738,200	19,303,930
Novell, Inc. *	1,584,300	13,989,369

		33,293,299
Steel - 0.31%
Nucor Corp.	101,100	6,745,392
Telecommunications Equipment &
Services - 1.04%
Nokia Oyj, SADR	1,242,800	22,743,240

Growth & Income Trust II (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telephone - 0.52%
ALLTEL Corp.	89,600	$5,653,760
CenturyTel, Inc.	170,300	5,647,148

		11,300,908
Tobacco - 1.73%
Altria Group, Inc.	505,300	37,756,016
Trucking & Freight - 0.63%
Fedex Corp.	60,000	6,203,400
J.B. Hunt Transport Services, Inc.	330,800	7,489,312

		13,692,712

TOTAL COMMON STOCKS (Cost $1,922,194,910)		$2,174,564,755

SHORT TERM INVESTMENTS - 2.92%
State Street Navigator Securities
Lending Prime Portfolio (c)	$63,685,520	$63,685,520

TOTAL SHORT TERM INVESTMENTS
(Cost $63,685,520)		$63,685,520

REPURCHASE AGREEMENTS - 0.16%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$3,482,793 on 01/03/2006,
collateralized by $3,585,000 U.S.
Treasury Notes, 4.00% due
06/15/2009 (valued at $3,551,699,
including interest) (c)	$3,482,000	$3,482,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,482,000)		$3,482,000

Total Investments (Growth & Income Trust II)
(Cost $1,989,362,430) - 102.85%		$2,241,732,275
Liabilities in Excess of Other Assets - (2.85)%		(62,171,413)

TOTAL NET ASSETS - 100.00%		$2,179,560,862

Health Sciences Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 100.18%
Agriculture - 0.92%
Monsanto Company	29,400	$2,279,382
Biotechnology - 23.06%
Advanced Life Sciences Holdings, Inc. *	41,600	163,072
Affymetrix, Inc. *	14,100	673,275
Amgen, Inc. *	113,900	8,982,154
Biogen Idec, Inc. *	66,900	3,032,577
Biosphere Medical, Inc. *	107,500	870,750
Cephalon, Inc. *	137,600	8,908,224
Charles River Laboratories International, Inc. *	8,400	355,908
Combinatorx, Inc. *	23,700	193,866
deCODE genetics, Inc. *	90,000	743,400

The accompanying notes are an integral part of the financial statements. 232

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Discovery Laboratories, Inc. *	18,000	$120,240
Exelixis, Inc. *	114,700	1,080,474
Genentech, Inc. *	116,000	10,730,000
Genmab AS *	36,800	788,671
Human Genome Sciences, Inc. *	50,100	428,856
Inhibitex, Inc. *	19,000	159,600
Integra LifeSciences Holdings Corp. *	3,900	138,294
Intermune, Inc. *	16,500	277,200
Invitrogen Corp. *	9,900	659,736
Keryx Biopharmaceuticals, Inc. *	42,300	619,272
Kosan Biosciences, Inc. *	82,600	366,744
Martek Biosciences Corp. *	51,500	1,267,415
Medarex, Inc. *	5,000	69,250
MedImmune, Inc. *	51,200	1,793,024
MGI Pharma, Inc. *	100,100	1,717,716
Momenta Pharmaceuticals, Inc. *	29,200	643,568
Monogram Biosciences, Inc. *	15,400	28,798
Myogen, Inc. *	75,000	2,262,000
Myriad Genetics, Inc. *	16,400	341,120
Nektar Therapeutics *	28,300	465,818
NeoRx Corp. *	36,100	27,436
Neurocrine Biosciences, Inc. *	57,400	3,600,702
Panacos Pharmaceuticals, Inc. *	20,600	142,758
Protein Design Labs, Inc. *	113,400	3,222,828
Regeneration Technologies, Inc. *	15,700	112,255
Serologicals Corp. *	17,300	341,502
Trimeris, Inc. *	121,700	1,398,333
Vion Pharmaceuticals, Inc. *	157,000	259,050

		56,985,886
Chemicals - 0.60%
Solvay SA	13,400	1,477,337
Drugs & Health Care - 5.90%
Biomarin Pharmaceutical, Inc. *	21,400	230,692
Cell Genesys, Inc. *	48,700	288,791
Conor Medsystems, Inc. *	24,300	470,205
CV Therapeutics, Inc. *	58,000	1,434,340
DOV Pharmaceutical, Inc. *	24,300	356,724
Gentiva Health Services, Inc. *	7,000	103,180
ImClone Systems, Inc. *	146,700	5,023,008
Immucor Corp. *	58,350	1,363,056
OraSure Technologies, Inc. *	24,800	218,736
Phonak Holding AG	11,100	477,783
Qiagen NV *	20,600	242,050
Wyeth	94,818	4,368,265

		14,576,830
Healthcare Products - 13.09%
Alcon, Inc.	15,300	1,982,880
Aspect Medical Systems, Inc. *	24,800	851,880
Baxter International, Inc.	2,500	94,125
Biomet, Inc.	26,200	958,134
Boston Scientific Corp. *	50,700	1,241,643

Health Sciences Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Dade Behring Holdings, Inc.	52,764	$2,157,520
Dynavax Technologies Corp. *	7,700	32,802
Edwards Lifesciences Corp. *	34,600	1,439,706
Gen-Probe, Inc. *	41,500	2,024,785
Guidant Corp.	8,600	556,850
Henry Schein, Inc. *	21,000	916,440
Hologic, Inc. *	25,200	955,584
Johnson & Johnson	33,100	1,989,310
Kinetic Concepts, Inc. *	38,800	1,542,688
Mannkind Corp. *	37,700	432,062
Medtronic, Inc.	29,400	1,692,558
Nobel Biocare Holding AG, Series BR	3,400	747,253
Patterson Companies, Inc. *	41,500	1,386,100
ResMed, Inc. *	64,900	2,486,319
Respironics, Inc. *	14,400	533,808
St. Jude Medical, Inc. *	54,600	2,740,920
Stryker Corp.	35,500	1,577,265
The Medicines Company *	130,000	2,268,500
Zimmer Holdings, Inc. *	25,900	1,746,696

		32,355,828
Healthcare Services - 14.82%
Cardinal Health, Inc.	54,900	3,774,375
Covance, Inc. *	4,000	194,200
Coventry Health Care, Inc. *	14,950	851,552
DaVita, Inc. *	72,300	3,661,272
Healthsouth Corp. *	99,300	486,570
Humana, Inc. *	13,100	711,723
Medco Health Solutions, Inc. *	24,800	1,383,840
Quest Diagnostics, Inc.	40,000	2,059,200
Symbion, Inc. *	37,100	853,300
UnitedHealth Group, Inc.	215,900	13,416,026
Vistacare, Inc. *	15,900	198,750
WebMD Health Corp. *	9,400	273,070
Wellpoint, Inc. *	109,900	8,768,921

		36,632,799
Household Products - 0.20%
Cryolife, Inc. *	24,600	82,164
Endologix, Inc. *	61,000	420,900

		503,064
Insurance - 2.80%
Aetna, Inc.	18,100	1,707,011
Assurant, Inc.	31,300	1,361,237
CIGNA Corp.	34,400	3,842,480

		6,910,728
Life Sciences - 1.18%
Incyte Corp. *	165,300	882,702
Symyx Technologies, Inc. *	74,500	2,033,105

		2,915,807
Medical-Hospitals - 3.09%
Community Health Systems, Inc. *	105,100	4,029,534

The accompanying notes are an integral part of the financial statements. 233

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Medical-Hospitals (continued)
Manor Care, Inc.	7,500	$298,275
Sunrise Senior Living, Inc. *	25,000	842,750
Triad Hospitals, Inc. *	62,600	2,455,798

		7,626,357
Pharmaceuticals - 34.17%
Abbott Laboratories	16,700	658,481
Abgenix, Inc. *	136,200	2,929,662
Alexion Pharmaceuticals, Inc. *	32,900	666,225
Alkermes, Inc. *	191,200	3,655,744
Allergan, Inc.	9,100	982,436
American Pharmaceutical Partners, Inc. *	3,800	147,402
Amylin Pharmaceuticals, Inc. *	87,700	3,500,984
Andrx Corp. *	41,800	688,446
Array BioPharma, Inc. *	63,400	444,434
Astellas Pharmaceuticals, Inc.	54,479	2,125,919
Atherogenics, Inc. *	33,000	660,330
Barr Pharmaceuticals, Inc. *	8,300	517,007
Biocryst Pharmaceuticals, Inc. *	95,200	1,594,600
Caremark Rx, Inc. *	50,912	2,636,732
Celgene Corp. *	36,300	2,352,240
Cubist Pharmaceuticals, Inc. *	141,500	3,006,875
Elan Corp. PLC, ADR *	262,800	3,660,804
Eli Lilly & Company	45,027	2,548,078
Encysive Pharmaceuticals, Inc. *	111,500	879,735
Endo Pharmaceutical Holdings, Inc. *	8,000	242,080
Favrille, Inc. *	37,100	150,255
Fresenius AG	5,200	652,731
Gilead Sciences, Inc. *	253,498	13,341,600
H. Lundbeck AS	16,400	339,757
Idenix Pharmaceuticals, Inc. *	8,200	140,302
Indevus Pharmaceuticals, Inc. *	50,100	270,039
Inspire Pharmaceuticals, Inc. *	26,300	133,604
IVAX Corp. *	20,275	635,216
Novartis AG, ADR	33,900	1,779,072
Noven Pharmaceuticals, Inc. *	7,600	114,988
Novo Nordisk AS	8,200	461,471
NPS Pharmaceuticals, Inc. *	91,900	1,088,096
Onyx Pharmaceuticals, Inc. *	33,238	955,925
OSI Pharmaceuticals, Inc. *	106,668	2,990,971
Penwest Pharmaceuticals Company *	14,700	286,944
Pfizer, Inc.	91,880	2,142,642
Rigel Pharmaceuticals, Inc. *	43,400	362,824
Roche Holdings AG	25,100	3,766,097
Sanofi-Aventis	16,700	1,463,434
Schering-Plough Corp.	75,000	1,563,750
Schwarz Pharma AG	24,370	1,547,706
Sepracor, Inc. *	140,100	7,229,160
Shire Pharmaceuticals Group PLC, ADR	38,300	1,485,657
Teva Pharmaceutical Industries, Ltd., SADR	12,400	533,324
Theravance, Inc. *	69,600	1,567,392
Towa Pharmaceutical Co., Ltd. *	12,500	283,127

Health Sciences Trust (continued)
Shares or
Principal
Amount		Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
United Therapeutics Corp. *	5,200	$359,424
Valeant Pharmaceuticals International	33,900	612,912
Vertex Pharmaceuticals, Inc. *	109,004	3,016,141
ViroPharma, Inc. *	69,200	1,283,660

		84,456,435
Real Estate - 0.17%
Ventas, Inc., REIT	12,700	406,654
Retail Trade - 0.07%
Walgreen Company	3,900	172,614
Software - 0.11%
Allscripts Healthcare Solution, Inc. *	20,400	273,360

TOTAL COMMON STOCKS (Cost $214,694,511)		$247,573,081

PREFERRED STOCKS - 0.00%
Biotechnology - 0.00%
NeoRx Corp. * (e)	6	9,847

TOTAL PREFERRED STOCKS (Cost $60,000)		$9,847

WARRANTS - 0.03%
Biotechnology - 0.03%
Myogen, Inc.
(Expiration date 09/29/2009; strike
price $7.80) *	2,960	66,008
NeoRx Corp.
(Expiration date 12/03/2008; strike
price $6.00) *	2,400	0

		66,008
Healthcare Products - 0.00%
Mannkind Corp.
(Expiration date 08/05/2010; strike
price $12.228) *	21,000	0

TOTAL WARRANTS (Cost $895)		$66,008

INVESTMENT COMPANIES - 0.10%
Pharmaceuticals - 0.10%
Pharmaceutical HOLDRs Trust	3,700	257,742

TOTAL INVESTMENT COMPANIES (Cost $296,074)		$257,742

SHORT TERM INVESTMENTS - 0.00%
T. Rowe Price Reserve Investment
Fund (c)	$116	$116

TOTAL SHORT TERM INVESTMENTS
(Cost $116)		$116

The accompanying notes are an integral part of the financial statements. 234

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 0.07%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$159,036 on 1/3/2006,
collateralized by $120,000 U.S.
Treasury Bonds, 7.875% due
02/15/2021 (valued at $165,000,
including interest) (c)	$159,000	$159,000

TOTAL REPURCHASE AGREEMENTS
(Cost $159,000)		$159,000

Total Investments (Health Sciences Trust)
(Cost $215,210,596) - 100.38%		$248,065,794
Liabilities in Excess of Other Assets - (0.38)%		(926,948)

TOTAL NET ASSETS - 100.00%		$247,138,846

Income & Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 66.65%
Advertising - 0.32%
Monster Worldwide, Inc. *	22,000	$898,040
Omnicom Group, Inc.	13,100	1,115,203

		2,013,243
Aerospace - 0.98%
United Technologies Corp.	111,100	6,211,601
Aluminum - 0.70%
Alcoa, Inc.	150,600	4,453,242
Banking - 1.84%
Fifth Third Bancorp.	42,600	1,606,872
Golden West Financial Corp.	13,600	897,600
Hudson City Bancorp, Inc.	183,400	2,222,808
Wells Fargo Company	110,400	6,936,432

		11,663,712
Biotechnology - 0.37%
Amgen, Inc. *	8,500	670,310
Millennium Pharmaceuticals, Inc. * (a)	172,200	1,670,340

		2,340,650
Broadcasting - 0.52%
Clear Channel Communications, Inc.	71,900	2,261,255
Viacom, Inc., Class B	32,700	1,066,020

		3,327,275
Building Materials & Construction - 0.62%
American Standard Companies, Inc.	97,900	3,911,105
Business Services - 1.81%
Accenture, Ltd., Class A	31,400	906,518
Affiliated Computer Services, Inc., Class A * (a)	51,700	3,059,606
Automatic Data Processing, Inc.	26,500	1,216,085
Fluor Corp.	81,700	6,312,142

		11,494,351

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cable and Television - 0.63%
Cablevision Systems New York Group,
Class A *	35,700	$837,879
Comcast Corp., Class A *	33,800	877,448
DIRECTV Group, Inc. *	26,800	378,416
Time Warner, Inc.	109,000	1,900,960

		3,994,703
Cellular Communications - 0.14%
American Tower Corp., Class A *	33,700	913,270
Chemicals - 0.73%
Air Products & Chemicals, Inc.	8,400	497,196
Dow Chemical Company	37,800	1,656,396
Huntsman Corp. * (a)	88,000	1,515,360
Methanex Corp.	52,300	980,102

		4,649,054
Computers & Business Equipment - 3.03%
Cisco Systems, Inc. *	385,300	6,596,336
Hewlett-Packard Company	60,400	1,729,252
International Business Machines Corp.	8,200	674,040
Lexmark International, Inc. *	44,400	1,990,452
Sandisk Corp. *	95,500	5,999,310
Seagate Technology, Inc. * (a)	62,700	1,253,373
Sun Microsystems, Inc. *	245,800	1,029,902

		19,272,665
Cosmetics & Toiletries - 1.25%
Avon Products, Inc.	225,200	6,429,460
Procter & Gamble Company	25,800	1,493,304

		7,922,764
Crude Petroleum & Natural Gas - 0.52%
ChevronTexaco Corp.	42,255	2,398,816
Plains Exploration & Production Company *	22,200	882,006

		3,280,822
Drugs & Health Care - 0.33%
ImClone Systems, Inc. * (a)	60,600	2,074,944
Electrical Equipment - 2.60%
Cooper Industries, Ltd., Class A	42,900	3,131,700
Emerson Electric Company	12,000	896,400
General Electric Company	355,800	12,470,790

		16,498,890
Electrical Utilities - 0.59%
Exelon Corp.	18,000	956,520
The AES Corp. *	175,100	2,771,833

		3,728,353
Electronics - 1.22%
Agilent Technologies, Inc. *	25,773	857,984
Flextronics International, Ltd. * (a)	234,900	2,452,356
Jabil Circuit, Inc. *	96,300	3,571,767
Thermo Electron Corp. *	28,600	861,718

		7,743,825

The accompanying notes are an integral part of the financial statements. 235

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services - 7.90%
Americredit Corp. * (a)	43,400	$1,112,342
Capital One Financial Corp.	13,300	1,149,120
Federal Home Loan Mortgage Corp.	70,000	4,574,500
Federal National Mortgage Association	94,300	4,602,783
Goldman Sachs Group, Inc.	6,300	804,573
IndyMac Bancorp, Inc. (a)	52,600	2,052,452
JPMorgan Chase & Company	284,916	11,308,316
SLM Corp.	239,400	13,188,546
State Street Corp. (c)	14,300	792,792
Washington Mutual, Inc.	243,500	10,592,250

		50,177,674
Food & Beverages - 2.70%
Campbell Soup Company	85,399	2,542,328
Kraft Foods, Inc., Class A	95,600	2,690,184
Pepsi Bottling Group, Inc.	32,900	941,269
PepsiCo, Inc.	92,000	5,435,360
Sara Lee Corp.	60,700	1,147,230
The Coca-Cola Company	32,200	1,297,982
Unilever NV	45,400	3,116,710

		17,171,063
Furniture & Fixtures - 0.22%
Leggett & Platt, Inc. (a)	59,800	1,373,008
Gas & Pipeline Utilities - 0.26%
Kinder Morgan Management LLC *	289	13,138
Kinder Morgan, Inc.	18,061	1,660,709

		1,673,847
Gold - 0.10%
Barrick Gold Corp.	23,200	646,584
Healthcare Products - 0.96%
Baxter International, Inc.	87,700	3,301,905
Medtronic, Inc.	48,300	2,780,631

		6,082,536
Healthcare Services - 2.80%
DaVita, Inc. * (a)	63,050	3,192,852
Lincare Holdings, Inc. *	33,700	1,412,367
McKesson Corp.	65,600	3,384,304
Medco Health Solutions, Inc. *	57,100	3,186,180
Omnicare, Inc. (a)	30,500	1,745,210
Wellpoint, Inc. *	61,300	4,891,127

		17,812,040
Holdings Companies/Conglomerates - 0.57%
Berkshire Hathaway, Inc., Class A *	41	3,633,420
Hotels & Restaurants - 0.30%
McDonald's Corp.	19,000	640,680
Starwood Hotels & Resorts Worldwide, Inc.	20,200	1,289,972

		1,930,652
Insurance - 1.41%
American International Group, Inc.	53,575	3,655,422
Chubb Corp.	16,000	1,562,400

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Hartford Financial Services Group, Inc.	9,400	$807,366
RenaissanceRe Holdings, Ltd. (a)	20,000	882,200
XL Capital, Ltd., Class A	30,200	2,034,876

		8,942,264
International Oil - 1.73%
Royal Dutch Petroleum Company - NY Shares	117,600	7,231,224
Royal Dutch Shell PLC-ADR, Class B shares (a)	16,795	1,083,781
Weatherford International, Ltd. *	74,800	2,707,760

		11,022,765
Internet Content - 0.25%
Yahoo!, Inc. *	40,100	1,571,118
Internet Retail - 0.55%
Amazon.com, Inc. * (a)	16,500	777,975
eBay, Inc. *	50,100	2,166,825
Expedia, Inc. *	22,551	540,322

		3,485,122
Internet Service Provider - 0.54%
Google, Inc., Class A *	8,300	3,443,338
Internet Software - 0.13%
Checkfree Corp. *	17,400	798,660
Leisure Time - 0.37%
Carnival Corp.	25,200	1,347,444
Las Vegas Sands Corp. * (a)	19,800	781,506
Live Nation, Inc. *	8,987	117,730
Walt Disney Company	5,700	136,629

		2,383,309
Liquor - 0.36%
Anheuser-Busch Companies, Inc.	53,200	2,285,472
Manufacturing - 1.53%
Danaher Corp.	61,800	3,447,204
Illinois Tool Works, Inc.	39,600	3,484,404
Siemens AG-Sponsored ADR	9,200	787,428
Tyco International, Ltd.	68,400	1,974,024

		9,693,060
Mining - 0.39%
Newmont Mining Corp.	30,400	1,623,360
Potash Corp. of Saskatchewan, Inc.	10,800	866,376

		2,489,736
Paper - 0.23%
International Paper Company	43,100	1,448,591
Petroleum Services - 2.08%
Baker Hughes, Inc.	35,300	2,145,534
BJ Services Company	35,200	1,290,784
Exxon Mobil Corp.	51,100	2,870,287
Halliburton Company	23,600	1,462,256
Schlumberger, Ltd.	44,700	4,342,605
Transocean, Inc. *	15,500	1,080,195

		13,191,661

The accompanying notes are an integral part of the financial statements. 236

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals - 6.95%
Allergan, Inc.	88,300	$9,532,868
AmerisourceBergen Corp.	64,000	2,649,600
AstraZeneca PLC, SADR	224,100	10,891,260
Eli Lilly & Company	20,000	1,131,800
Forest Laboratories, Inc. *	289,100	11,760,588
Pfizer, Inc.	83,900	1,956,548
Sepracor, Inc. * (a)	20,100	1,037,160
Teva Pharmaceutical Industries, Ltd., SADR (a)	120,400	5,178,404

		44,138,228
Real Estate - 0.29%
General Growth Properties, Inc., REIT	38,940	1,829,791
Retail Grocery - 0.46%
Sysco Corp.	93,600	2,906,280
Retail Trade - 3.03%
Costco Wholesale Corp.	32,300	1,597,881
Dollar Tree Stores, Inc. *	79,700	1,908,018
Lowe's Companies, Inc.	139,000	9,265,740
RadioShack Corp. (a)	37,600	790,728
Target Corp.	75,000	4,122,750
Williams-Sonoma, Inc. *	36,800	1,587,920

		19,273,037
Sanitary Services - 0.20%
Allied Waste Industries, Inc. * (a)	149,100	1,303,134
Semiconductors - 5.17%
Altera Corp. * (a)	289,800	5,369,994
Applied Materials, Inc.	300,500	5,390,970
Fairchild Semiconductor International, Inc. * (a)	70,000	1,183,700
Freescale Semiconductor-A, Inc. * (a)	105,100	2,647,469
Intel Corp.	85,400	2,131,584
International Rectifier Corp. * (a)	94,100	3,001,790
KLA-Tencor Corp.	145,500	7,177,515
Linear Technology Corp.	44,900	1,619,543
Novellus Systems, Inc. *	21,600	520,992
Silicon Laboratories, Inc. * (a)	30,100	1,103,466
Xilinx, Inc.	107,400	2,707,554

		32,854,577
Software - 2.75%
Adobe Systems, Inc.	116,600	4,309,536
Microsoft Corp.	357,980	9,361,177
SAP AG, SADR (a)	84,100	3,790,387

		17,461,100
Telecommunications Equipment &
Services - 0.62%
Corning, Inc. *	135,400	2,661,964
QUALCOMM, Inc.	30,400	1,309,632

		3,971,596
Telephone - 1.70%
AT&T Corp. *	27,200	666,128
Qwest Communications International, Inc. * (a)	307,300	1,736,245
Sprint Corp.	254,150	5,936,944

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telephone (continued)
Verizon Communications, Inc.	80,900	$2,436,708

		10,776,025
Tobacco - 1.13%
Altria Group, Inc.	96,300	7,195,536
Trucking & Freight - 0.77%
United Parcel Service, Inc., Class B	65,400	4,914,810

TOTAL COMMON STOCKS (Cost $355,472,375)		$423,374,503

U.S. TREASURY OBLIGATIONS - 4.44%
U.S. Treasury Bonds - 3.42%
5.25% due 02/15/2029 (a)	$7,405,000	8,080,417
5.375% due 02/15/2031 (a)	4,090,000	4,594,219
6.50% due 11/15/2026 (a)	55,000	68,733
7.875% due 02/15/2021 (a)	3,545,000	4,797,658
8.875% due 08/15/2017 (a)	3,000,000	4,168,827

		21,709,854
U.S. Treasury Notes - 1.02%
3.25% due 08/15/2007 (a)	665,000	652,973
3.875% due 02/15/2013 (a)	3,000,000	2,907,774
5.625% due 05/15/2008 (a)	2,750,000	2,824,982
5.75% due 08/15/2010 (a)	125,000	132,241

		6,517,970

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $27,868,234)		$28,227,824

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.55%
Federal Home Loan Bank - 0.29%
2.50% due 04/11/2006	1,860,000	1,849,368
Federal Home Loan Mortgage Corp. - 2.24%
3.625% due 09/15/2008	5,000,000	4,861,555
4.648% due 07/01/2035	1,382,689	1,363,300
5.50% due 02/01/2018 to 01/01/2034	2,540,533	2,521,314
6.00% due 04/01/2016 to 08/01/2017	785,965	802,313
6.00% TBA **	4,125,000	4,164,963
6.625% due 09/15/2009 (a)	210,000	223,113
6.875% due 09/15/2010	286,000	311,326

		14,247,884
Federal National Mortgage
Association - 6.72%
2.25% due 05/15/2006	2,200,000	2,181,247
3.765% due 07/01/2033 (b)	172,239	169,424
4.125% due 04/15/2014	1,269,000	1,210,108
5.00% due 12/01/2017 to 11/01/2035	9,281,980	9,056,078
5.50% due 07/01/2017 to 06/01/2035	9,932,719	9,858,724
6.00% due 06/01/2016 to 09/01/2035	13,028,391	13,163,631
6.25% due 05/15/2029 (a)	3,250,000	3,828,464
6.50% due 06/01/2031 to 01/01/2034	2,467,724	2,536,722
7.00% due 12/01/2029 to 09/01/2031	425,831	444,704
7.50% due 09/01/2029 to 10/01/2031	207,156	217,227

		42,666,329

The accompanying notes are an integral part of the financial statements. 237

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Income & Value Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association - 0.30%
5.50% due 03/15/2035		$1,878,601	$1,891,517

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $61,440,331)			$60,655,098

FOREIGN GOVERNMENT OBLIGATIONS - 1.14%
Argentina - 0.18%
Republic of Argentina
zero coupon, Step up to 1.18% on
03/31/2009 due 12/31/2038	ARS	2,081,327	339,040
4.005% due 08/03/2012 (b)		$218,750	171,281
5.83% due 12/31/2033	ARS	1,426,028	553,009
Republic of Argentina, Series PGDP
zero coupon due 12/15/2035 (b)		6,125,626	97,970

			1,161,300

Brazil - 0.15%
Federative Republic of Brazil
8.00% due 01/15/2018		$275,000	296,725
11.00% due 08/17/2040 (a)		495,000	638,055

			934,780

Canada - 0.00%
Government of Canada
5.50% due 06/01/2010	CAD	25,000	22,807
Colombia - 0.09%
Republic of Colombia
10.00% due 01/23/2012		$365,000	434,350
11.75% due 03/01/2010	COP	329,000,000	161,124

			595,474

Denmark - 0.00%
Kingdom of Denmark
6.00% due 11/15/2009	DKK	50,000	8,799
Dominican Republic - 0.03%
Government of Dominican Republic, Series REGS
9.04% due 01/23/2018		$177,684	186,790
Ecuador - 0.01%
Republic of Ecuador
zero coupon, Step up to 10% on
08/15/2006 due 08/15/2030 (a)(b)		65,000	59,475
Germany - 0.07%
Federal Republic of Germany
5.25% due 01/04/2011	EUR	150,000	195,237
5.25% due 01/04/2008		100,000	123,751
6.25% due 01/04/2030		85,000	143,656

			462,644

Hungary - 0.01%
Republic of Hungary
6.50% due 08/24/2006	HUF	15,000,000	70,205
Japan - 0.02%
Government of Japan
1.80% due 03/22/2010	JPY	10,000,000	88,640

Income & Value Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Japan (continued)
Government of Japan, Series 264
1.50% due 09/20/2014	JPY	5,000,000	$42,864

			131,504
Mexico - 0.23%
Government of Mexico
6.625% due 03/03/2015 (a)		$290,000	317,550
8.00% due 12/07/2023	MXN	5,500,000	486,882
8.00% due 12/19/2013		3,000,000	278,274
8.375% due 01/14/2011		$80,000	91,200
9.875% due 02/01/2010 (a)		155,000	181,815
11.375% due 09/15/2016		50,000	73,500

			1,429,221
Panama - 0.02%
Republic of Panama
8.875% due 09/30/2027		94,000	111,860
Peru - 0.04%
Republic of Peru
7.35% due 07/21/2025		120,000	118,200
9.875% due 02/06/2015 (a)		100,000	120,000

			238,200
Philippines - 0.02%
Republic of Philippines
10.625% due 03/16/2025 (a)		100,000	127,000
Poland - 0.03%
Government of Poland
5.00% due 10/24/2013	PLN	565,000	172,711
Russia - 0.10%
Russian Federation, Series REGS
5.00% due 03/31/2030		$580,000	654,762
Turkey - 0.07%
Republic of Turkey
20.00% due 10/17/2007	TRY	520,700	437,644
United Kingdom - 0.02%
Government of United Kingdom
6.00% due 12/07/2028	GBP	15,000	33,358
7.25% due 12/07/2007		10,000	18,154
8.00% due 12/07/2015		20,000	45,345

			96,857
Venezuela - 0.05%
Republic of Venezuela
8.50% due 10/08/2014		$90,000	99,000
9.25% due 09/15/2027 (a)		190,000	225,150

			324,150

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $6,440,397)			$7,226,183

CORPORATE BONDS - 9.83%
Aerospace - 0.25%
Systems 2001 Asset Trust LLC
6.664% due 09/15/2013		968,755	1,030,900

The accompanying notes are an integral part of the financial statements. 238

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Aerospace (continued)
Systems 2001 Asset Trust LLC,
Series 2001, Class B
7.156% due 12/15/2011	$550,510	$576,828

		1,607,728
Air Travel - 0.04%
Southwest Airlines Company
5.125% due 03/01/2017	140,000	130,723
5.25% due 10/01/2014	140,000	135,765

		266,488
Amusement & Theme Parks - 0.03%
Six Flags, Inc.
8.875% due 02/01/2010	175,000	170,625
Automobiles - 0.13%
DaimlerChrysler NA Holding Corp.
4.05% due 06/04/2008	750,000	730,121
General Motors Corp.
7.20% due 01/15/2011	150,000	105,375

		835,496
Banking - 1.16%
Banco Santander Chile
5.375% due 12/09/2014	130,000	129,803
Bank of America Corp.
7.125% due 09/15/2006	250,000	253,735
Capital One Financial Corp.
7.25% due 05/01/2006	430,000	433,369
Chuo Mitsui Trust & Banking Company
5.506% due 04/15/2049 (b)	550,000	532,957
DBS Bank, Ltd.
7.125% due 05/15/2011	200,000	218,117
HBOS PLC
3.125% due 01/12/2007	250,000	245,761
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)	145,000	138,893
4.90% due 09/23/2010	220,000	216,110
Kazkommerts International BV
8.50% due 04/16/2013	150,000	163,350
MBNA America Bank
5.375% due 01/15/2008	500,000	504,339
RBS Capital Trust I
4.709% due 12/29/2049 (b)	160,000	152,070
RBS Capital Trust IV
5.3269% due 09/29/2049 (b)	475,000	479,062
Resona Bank, Ltd.
5.85% due 09/29/2049 (b)	440,000	438,141
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049 (b)	430,000	428,390
TuranAlem Finance BV
7.875% due 06/02/2010	205,000	215,209
8.50% due 02/10/2015	240,000	257,832
Washington Mutual, Inc.
4.8969% due 09/17/2012 (b)	190,000	190,001
5.625% due 01/15/2007	750,000	754,131
Wells Fargo Company
3.50% due 04/04/2008	625,000	607,300

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Zions Bancorporation
5.50% due 11/16/2015	$975,000	$980,892

		7,339,462
Broadcasting - 0.21%
Charter Communications Operating LLC
8.00% due 04/30/2012	480,000	477,600
8.375% due 04/30/2014	250,000	248,750
News America, Inc.
6.40% due 12/15/2035	150,000	151,191
Viacom, Inc.
5.625% due 08/15/2012	460,000	456,716

		1,334,257
Building Materials & Construction - 0.03%
Ryland Group, Inc.
5.375% due 05/15/2012	200,000	192,168
Business Services - 0.24%
Quintiles Transnational Corp.
10.00% due 10/01/2013	670,000	747,050
The Thomson Corp.
5.50% due 08/15/2035	835,000	805,874

		1,552,924
Cable and Television - 0.22%
Comcast Corp.
6.50% due 11/15/2035	500,000	509,528
Cox Communications, Inc.
6.75% due 03/15/2011	250,000	261,427
7.75% due 11/01/2010	125,000	135,384
Kabel Deutschland GMBH
10.625% due 07/01/2014	80,000	84,200
Univision Communications, Inc.
7.85% due 07/15/2011	280,000	308,132
Young Broadcasting, Inc.
10.00% due 03/01/2011	125,000	117,031

		1,415,702
Cellular Communications - 0.31%
AT&T Wireless Services, Inc.
8.75% due 03/01/2031	90,000	119,234
Nextel Communications, Inc.
6.875% due 10/31/2013	1,440,000	1,502,228
Verizon Wireless Capital LLC
5.375% due 12/15/2006	375,000	376,235

		1,997,697
Commercial Services - 0.07%
Cendant Corp.
6.25% due 01/15/2008	250,000	254,508
6.875% due 08/15/2006	200,000	202,053

		456,561
Containers & Glass - 0.12%
Graphic Packaging International Corp.
8.50% due 08/15/2011	655,000	656,638
9.50% due 08/15/2013	100,000	95,500

		752,138
The accompanying notes are an integral part of the financial statements. 239

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Drugs & Health Care - 0.05%
Allegiance Corp.
7.00% due 10/15/2026	$290,000	$320,837
Electrical Equipment - 0.05%
SP PowerAssets, Ltd.
5.00% due 10/22/2013	300,000	299,671
Electrical Utilities - 0.77%
AES Corp.
9.375% due 09/15/2010	670,000	731,975
AmerenUE
5.40% due 02/01/2016	270,000	272,158
Dominion Resources, Inc.
5.70% due 09/17/2012	125,000	127,102
Empresa Nacional De Electricidad
8.50% due 04/01/2009	230,000	250,847
FirstEnergy Corp.
7.375% due 11/15/2031	50,000	58,998
Ohio Power Company
5.30% due 11/01/2010	430,000	432,563
Oncor Electric Delivery Company
7.00% due 05/01/2032	125,000	142,222
Pacific Gas & Electric Company
4.20% due 03/01/2011	900,000	862,961
PSEG Funding Trust I
5.381% due 11/16/2007	430,000	430,656
PSEG Power LLC
5.00% due 04/01/2014	375,000	361,813
Scottish Power PLC
4.91% due 03/15/2010	460,000	455,729
5.81% due 03/15/2025	555,000	562,924
United Energy Distribution Property, Ltd.
4.70% due 04/15/2011	170,000	167,725

		4,857,673

Electronics - 0.11%
Jabil Circuit, Inc.
5.875% due 07/15/2010	135,000	137,110
Koninklijke Philips Electronics NV
7.20% due 06/01/2026	500,000	582,010

		719,120

Energy - 0.04%
TXU Energy Company LLC
4.92% due 01/17/2006 (b)	250,000	249,990
Financial Services - 2.39%
AMBAC Financial Group Inc.
5.95% due 12/05/2035	220,000	225,281
Aries Vermogensverwaltung GmbH, Series REGS
9.60% due 10/25/2014	250,000	323,350
Caterpillar Financial Services Corp.
4.50% due 06/15/2009	270,000	266,244
Citigroup, Inc.
5.00% due 09/15/2014	450,000	442,960
Corporacion Andina de Fomento
6.875% due 03/15/2012	510,000	554,808
Countrywide Financial Corp, Series MTNA
4.6669% due 12/19/2007 (b)	170,000	169,968

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Credit Suisse First Boston USA, Inc.
6.50% due 01/15/2012	$125,000	$133,722
Downey Financial Corp.
6.50% due 07/01/2014	370,000	371,185
ERP Operating LP
4.75% due 06/15/2009	345,000	340,998
Ford Motor Credit Company
5.70% due 01/15/2010	500,000	425,031
General Electric Capital Corp.
5.45% due 01/15/2013	250,000	256,084
General Motors Acceptance Corp.
6.875% due 09/15/2011	315,000	287,263
HSBC USA, Inc.
4.625% due 04/01/2014	625,000	600,093
HVB Funding Trust III
9.00% due 10/22/2031	100,000	134,893
International Lease Finance Corp.
3.50% due 04/01/2009	330,000	314,114
4.55% due 10/15/2009	180,000	177,733
4.75% due 07/01/2009	885,000	869,969
John Deere Capital Corp., Series MTND
4.125% due 01/15/2010	875,000	849,782
JPMorgan Chase & Company
5.35% due 03/01/2007	125,000	125,490
5.75% due 01/02/2013	150,000	154,693
Lehman Brothers Holdings, Inc., Series MTN
4.25% due 01/27/2010	1,000,000	975,167
MBNA Capital, Series B
5.05% due 02/01/2027 (b)	610,000	597,723
MBNA Corp.
4.7206% due 05/05/2008 (b)	1,300,000	1,309,434
Mizuho JGB Investment LLC
9.87% due 12/31/2049 (b)	620,000	685,684
Nationwide Life Global Funding I
5.35% due 02/15/2007	110,000	110,264
NiSource Finance Corp.
6.15% due 03/01/2013	160,000	167,562
7.875% due 11/15/2010	260,000	288,072
PCCW-HKT Capital, Ltd., Series REGS
8.00% due 11/15/2011	160,000	179,182
Reliastar Financial Corp.
6.50% due 11/15/2008	280,000	290,935
Residential Capital Corp.
6.375% due 06/30/2010	440,000	447,091
SB Treasury Company LLC
zero coupon, Step up to 10.925% on
06/30/2008 due 12/29/2049 (b)	180,000	197,122
SLM Corp., Series MTNA
5.00% due 04/15/2015	375,000	368,722
The Goldman Sachs Group, Inc.
4.75% due 07/15/2013	250,000	242,493
5.25% due 04/01/2013	1,250,000	1,251,770
Twin Reefs Pass Through Trust
4.89% due 12/10/2049 (b)	700,000	699,997

The accompanying notes are an integral part of the financial statements. 240

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Westfield Capital Corp, Ltd.
4.375% due 11/15/2010	$345,000	$333,942

		15,168,821
Food & Beverages - 0.28%
Cadbury Schweppes US Finance LLC
5.125% due 10/01/2013	220,000	218,767
Diageo Capital PLC
4.375% due 05/03/2010	160,000	156,059
Kellogg Company, Series B
6.60% due 04/01/2011	250,000	267,648
Kraft Foods, Inc.
6.25% due 06/01/2012	250,000	263,736
Molson Coors Capital Financial
4.85% due 09/22/2010	445,000	438,893
Nabisco, Inc.
7.55% due 06/15/2015	375,000	437,044

		1,782,147
Gas & Pipeline Utilities - 0.07%
Dynegy Holdings, Inc.
10.125% due 07/15/2013	100,000	113,000
Gulfstream Natural Gas System LLC, Series 144A
6.19% due 11/01/2025	240,000	245,613
Williams Companies, Inc.
8.125% due 03/15/2012	70,000	76,300

		434,913
Healthcare Services - 0.05%
Concentra Operating Corp.
9.125% due 06/01/2012	55,000	56,650
UnitedHealth Group, Inc.
3.75% due 02/10/2009	240,000	232,241

		288,891
Homebuilders - 0.25%
Centex Corp.
4.75% due 01/15/2008	70,000	69,269
Lennar Corp.
5.95% due 03/01/2013	40,000	40,260
MDC Holdings, Inc.
5.50% due 05/15/2013	80,000	77,497
Pulte Homes, Inc.
6.25% due 02/15/2013	425,000	432,971
8.125% due 03/01/2011	75,000	82,602
Technical Olympic USA, Inc.
10.375% due 07/01/2012	150,000	147,563
William Lyon Homes, Inc.
10.75% due 04/01/2013	735,000	758,887

		1,609,049
Hotels & Restaurants - 0.07%
Buffets, Inc.
11.25% due 07/15/2010	100,000	102,000
Circus & Eldorado Joint Venture
10.125% due 03/01/2012	100,000	105,750
Seminole Tribe of Florida, Series 144A
5.798% due 10/01/2013	230,000	228,832

		436,582

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Insurance - 0.84%
Aetna, Inc.
7.375% due 03/01/2006	$100,000	$100,396
CNA Financial Corp.
5.85% due 12/15/2014	375,000	377,676
7.25% due 11/15/2023	200,000	220,318
Liberty Mutual Group, Inc.
6.50% due 03/15/2035	720,000	702,454
Lincoln National Corp.
6.20% due 12/15/2011	140,000	148,612
Marsh & McLennan Companies, Inc.
5.75% due 09/15/2015	250,000	252,009
Monumental Global Funding
4.40% due 05/19/2006 (b)	1,380,000	1,379,898
5.20% due 01/30/2007	625,000	625,937
Nationwide Mutual Insurance Company
7.875% due 04/01/2033	60,000	72,673
North Front Pass-Through Trust
5.81% due 12/15/2024 (b)	490,000	490,454
Prudential Financial, Inc.
4.75% due 04/01/2014	250,000	244,277
Prudential Insurance Company
6.375% due 07/23/2006	225,000	226,809
Transatlantic Holdings, Inc.
5.75% due 12/14/2015	240,000	243,437
Travelers Property Casualty Corp.
6.375% due 03/15/2033	260,000	276,867

		5,361,817

International Oil - 0.30%
Pemex Project Funding Master Trust
5.7913% due 06/15/2010 (b)	660,000	683,100
7.375% due 12/15/2014	500,000	555,500
Ras Laffan Liquefied Natural Gas
3.437% due 09/15/2009	149,000	143,819
Ras Laffan Liquefied Natural Gas
Company, Ltd. II, Series 144A
5.298% due 09/30/2020	500,000	495,120

		1,877,539

Investment Companies - 0.05%
Temasek Financial I, Ltd, Series 144A
4.50% due 09/21/2015	310,000	298,262
Medical-Hospitals - 0.02%
Tenet Healthcare Corp.
9.875% due 07/01/2014	125,000	126,563
Mining - 0.12%
Teck Cominco, Ltd.
6.125% due 10/01/2035	775,000	766,437
Paper - 0.06%
Norske Skogindustrier ASA
7.625% due 10/15/2011	375,000	401,543
Petroleum Services - 0.13%
Petroleum Export, Ltd.
5.265% due 06/15/2011	460,000	455,635

The accompanying notes are an integral part of the financial statements. 241

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Petroleum Services (continued)
Petroleum Export, Ltd./Cayman SPV
4.623% due 06/15/2010	$380,000	$376,257

		831,892

Pharmaceuticals - 0.10%
Hospira, Inc.
5.90% due 06/15/2014	250,000	258,207
Schering Plough Corp.
5.55% due 12/01/2013 (b)	365,000	371,849

		630,056

Railroads & Equipment - 0.01%
Union Pacific Railroad Company, Series 2002-1
6.061% due 01/17/2023	74,003	79,355
Real Estate - 0.38%
Developers Diversified Realty Corp., REIT
4.625% due 08/01/2010	250,000	242,172
5.00% due 05/03/2010	500,000	492,635
Hospitality Properties Trust, REIT
6.75% due 02/15/2013	625,000	665,871
Host Marriott LP, REIT
7.125% due 11/01/2013	60,000	62,400
Kimco Realty Corp., REIT
4.82% due 06/01/2014	500,000	482,009
ProLogis REIT
5.25% due 11/15/2010	200,000	200,137
Prologis, REIT
5.625% due 11/15/2015	250,000	251,497

		2,396,721

Retail Trade - 0.02%
Payless Shoesource, Inc.
8.25% due 08/01/2013	75,000	78,375
Rite Aid Corp.
6.875% due 08/15/2013	60,000	50,100

		128,475

Sanitary Services - 0.12%
Allied Waste North America, Inc., Series B
9.25% due 09/01/2012	675,000	730,687
Telecommunications Equipment &
Services - 0.26%
France Telecom SA
8.50% due 03/01/2031 (b)	820,000	1,094,093
SBC Communications, Inc.
5.10% due 09/15/2014	190,000	185,608
5.625% due 06/15/2016	125,000	125,770
Singapore Telecommunications, Ltd.
6.375% due 12/01/2011	205,000	218,419

		1,623,890

Telephone - 0.48%
AT&T, Inc.
4.5423% due 11/14/2008 (b)	430,000	430,615
BellSouth Corp.
4.20% due 09/15/2009	500,000	485,692
NTL Cable PLC
8.75% due 04/15/2014	60,000	62,700

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telephone (continued)
Qwest Capital Funding, Inc.
7.25% due 02/15/2011	$320,000	$324,000
7.90% due 08/15/2010	85,000	87,975
Sprint Capital Corp.
6.375% due 05/01/2009	63,000	65,388
Telecom Italia Capital SA
4.00% due 11/15/2008	625,000	606,121
5.25% due 10/01/2015	370,000	359,374
6.00% due 09/30/2034	220,000	211,938
Verizon, New York, Inc.
6.875% due 04/01/2012	400,000	416,972

		3,050,775

Transportation - 0.00%
TFM SA de CV
10.25% due 06/15/2007	25,000	26,375

TOTAL CORPORATE BONDS (Cost $63,040,575)		$62,419,327

MUNICIPAL BONDS - 0.05%
Wisconsin - 0.05%
Badger Tobacco Asset Securitization Corp.
6.125% due 06/01/2027	295,000	310,632

TOTAL MUNICIPAL BONDS (Cost $283,782)		$310,632

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.00%
Banc of America Funding Corp.,
Series 2005-H, Class 9A1
5.9918% due 11/20/2035 (b)	467,377	471,324
Bank of America Commercial Mortgage, Inc.,
Series 2001-3, Class A1
4.89% due 04/11/2037	340,456	339,667
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-10, Class A3
4.65% due 10/25/2035 (b)	875,000	854,122
Bear Stearns Alt-A Trust,
Series 2005-9, Class 26A1
5.8796% due 11/25/2035 (b)	472,177	474,852
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class C
7.928% due 07/15/2032	250,000	277,456
Commercial Mortgage Pass-Through Certificates,
Series 2003-LB1A, Class A2
4.084% due 06/10/2038	750,000	703,230
Countrywide Alternative Loan Trust,
Series 2005-46CB, Class A8
5.50% due 10/25/2035	477,241	479,642
Countrywide Alternative Loan Trust,
Series 2005-54CB, Class 1A7
5.50% due 11/25/2035	500,000	500,442
Countrywide Alternative Loan Trust,
Series 2005-62, Class 2A1
4.326% due 12/25/2035 (b)	499,093	499,093
Countrywide Alternative Loan Trust,
Series 2005-64CB, Class 1A7
5.50% due 12/25/2035	486,162	485,683

The accompanying notes are an integral part of the financial statements. 242

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2005-HYB8, Class 4A1
5.7783% due 12/20/2035 (b)	$2,179,032	$2,178,465
Countrywide Home Loans,
Series 2005-12, Class 2A5
5.50% due 05/25/2035	281,027	277,449
Crown Castle Towers LLC,
Series 2005-1A, Class AFL
4.7494% due 06/15/2035 (b)	230,000	230,568
Crown Castle Towers LLC,
Series 2005-1A, Class AFX
4.643% due 06/15/2035	625,000	611,697
Crown Castle Towers LLC,
Series 2005-1A, Class B
4.878% due 06/15/2035	825,000	803,451
Crown Castle Towers LLC,
Series 2005-1A, Class D
5.612% due 06/15/2035	290,000	282,461
CS First Boston Mortgage Securities Corp.,
Series 2001-CF2, Class A3
6.238% due 02/15/2034	379,849	387,397
CS First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4
5.435% due 09/15/2034	500,000	508,129
CS First Boston Mortgage Securities Corp.,
Series 2001-CP4, Class A4
6.18% due 12/15/2035	750,000	787,143
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	500,000	524,944
CS First Boston Mortgage Securities Corp.,
Series 2004-C4, Class A4
4.283% due 10/15/2039	250,000	239,662
CS First Boston Mortgage Securities Corp.,
Series 2005-5, Class 4A1
6.25% due 07/25/2035	420,574	424,260
Federal National Mortgage Association Whole
Loan, Series 2002-W3, Class A5
7.50% due 01/25/2028	365,177	381,957
FHLMC Structured Pass Through Securities,
Series T-41, Class 3A
7.50% due 07/25/2032	203,946	212,989
First Horizon Alternative Mortgage Securities,
Series 2005-FA8, Class 1A14
5.50% due 11/25/2035	724,350	723,862
First Union National Bank Commercial Mortgage
Trust, Series 2001-C2, Class A1
6.204% due 01/12/2043	749,476	764,023
First Union National Bank Commercial Mortgage
Trust, Series 2002-C1, Class A1
5.585% due 02/12/2034	456,901	463,769
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A1
6.079% due 05/15/2033	72,247	73,659
GE Capital Commercial Mortgage Corp.,
Series 2001-3, Class A2
6.07% due 06/10/2038	500,000	523,270

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
GE Capital Commercial Mortgage Corp.,
Series 2002-2A, Class A3
5.349% due 08/11/2036	$360,000	$364,767
GMAC Commercial Mortgage Securities, Inc,
Series 2001-C2, Class A1
6.25% due 04/15/2034	487,344	497,499
GMAC Commercial Mortgage Securities, Inc.,
Series 1997-C1, Class A3
6.869% due 07/15/2029	224,326	229,295
GMAC Commercial Mortgage Securities, Inc.,
Series 2001-C1, Class A1
5.988% due 04/15/2034	683,686	685,352
Greenwich Capital Commercial Funding Corp.,
Series 2002-C1, Class A2
4.112% due 01/11/2017	917,576	895,274
Harborview Mortgage Loan Trust,
Series 2005-15, Class 2A12
5.17% due 10/20/2045 (b)	611,989	618,354
Hilton Hotels Pool Trust, Series 2000-HLTA, Class B
4.8113% due 10/03/2015 (b)	170,000	170,912
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2002-C1, Class A3
5.376% due 07/12/2037	1,165,000	1,181,161
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-CBX, Class A2
3.89% due 01/12/2037	750,000	729,777
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP4, Class A2
4.79% due 10/15/2042	415,000	410,655
LB-UBS Commercial Mortgage Trust,
Series 2002-C1, Class A4
6.462% due 03/15/2031	500,000	535,860
Merrill Lynch Mortgage Investors, Inc.,
Series 1997-C1, Class A3
7.12% due 06/18/2029	50,380	50,703
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	290,000	306,029
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A2
6.226% due 12/18/2035	333,249	336,887
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A3
6.428% due 12/18/2035	750,000	790,303
SBA CMBS Trust, Series 2005-1A, Class A
5.369% due 11/15/2035	280,000	282,887
SBA CMBS Trust, Series 2005-1A, Class B
5.565% due 11/15/2035	250,000	252,695
Structured Asset Securities Corp.,
Series 1998-RF2, Class A
8.582% due 07/15/2027 (b)	218,096	220,895
Washington Mutual, Inc., Series 2005-1, Class 6A1
6.50% due 03/25/2035	671,975	684,483

The accompanying notes are an integral part of the financial statements. 243

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A6
4.1097% due 06/25/2035 (b)	$675,000	$675,196

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $25,903,085)		$25,403,650

ASSET BACKED SECURITIES - 2.83%
Advanta Business Card Master Trust,
Series 2005-A1, Class A1
4.44% due 04/20/2011 (b)	375,000	374,297
Advanta Business Card Master Trust,
Series 2005-A3, Class A3
4.70% due 10/20/2011	375,000	373,242
ARG Funding Corp., Series 2005-2A, Class A1
4.54% due 05/20/2009	570,000	566,608
Bear Stearns Asset Backed Securities Inc,
Series 2005-CL1, Class A1
4.8788% due 09/25/2034 (b)	302,726	303,483
California Infrastructure Development PG&E-1,
Series 1997-1, Class A7
6.42% due 09/25/2008	104,042	104,829
Countryplace Manufactured Housing Contract
Trust, Series 2005-1, Class A3
4.80% due 12/15/2035 (b)	250,000	239,609
Countrywide Asset-Backed Certificates,
Series 2004-10, Class AF3
3.842% due 10/25/2030 (b)	375,000	371,295
Countrywide Asset-Backed Certificates,
Series 2004-12, Class 2AV2
4.6588% due 09/25/2033 (b)	566,685	567,350
CPS Auto Trust, Series 2005-C, Class A2
4.79% due 03/15/2012	510,000	503,778
Discover Card Master Trust I,
Series 1996-4, Class A
4.7444% due 10/16/2013 (b)	675,000	685,611
Drivetime Auto Owner Trust,
Series 2004-A, Class A3
2.419% due 08/15/2008	1,244,924	1,229,557
First Investors Auto Owner Trust,
Series 2005-A, Class A2
4.23% due 07/16/2012	500,000	494,925
Greenpoint Manufactured Housing,
Series 2000-7, Class A1
4.66% due 06/17/2022 (b)	210,803	211,706
Hertz Vehicle Financing LLC, Series 2005-2A,
Class A6
5.08% due 11/25/2011	330,000	329,946
IndyMac Home Equity Loan Asset-Backed Trust,
Series 2004-B, Class A2B
4.7388% due 11/25/2034 (b)	345,373	345,935
Long Beach Mortgage Loan Trust,
Series 2005-WL2, Class 3A2
4.4888% due 08/25/2035 (b)	403,838	403,895
Morgan Stanley ABS Capital I,
Series 2004-OP1, Class A2B
4.6688% due 11/25/2034 (b)	750,000	750,978

Income & Value Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
New Century Home Equity Loan Trust,
Series 2004-A, Class AII5
5.25% due 08/25/2034 (b)	$510,000	$507,513
Onyx Acceptance Auto Trust,
Series 2002-C, Class A4
4.07% due 04/15/2009	140,070	139,896
Peco Energy Transition Trust,
Series 1999-A, Class A7
6.13% due 03/01/2009	540,000	553,402
PG&E Energy Recovery Funding LLC, Series
2005-2, Class A2
5.03% due 03/25/2014	1,000,000	1,006,228
PG&E Energy Recovery Funding LLC, Series
2005-2, Class A3
5.12% due 12/25/2014	500,000	505,397
PG&E Energy Recovery Funding LLC,
Series 2005-1, Class A3
4.14% due 09/25/2012	420,000	410,707
Providian Gateway Master Trust,
Series 2004-DA, Class A
3.35% due 09/15/2011	300,000	292,278
Rental Car Finance Corp.,
Series 2005-1A, Class A2
4.59% due 06/25/2011	500,000	490,357
Residential Accredit Loans, Inc.,
Series 2004-QS16, Class 1A1
5.50% due 12/25/2034	188,532	187,892
Residential Asset Mortgage Products, Inc.,
Series 2004-RS9, Class AI4
4.767% due 10/25/2032 (b)	625,000	618,084
Residential Asset Mortgage Products, Inc.,
Series 2004-RZ3, Class AI4
4.572% due 05/25/2033 (b)	325,000	317,597
Residential Asset Securities Corp.,
Series 1999-KS4, Class AI4
7.22% due 06/25/2028	86,785	87,122
Specialty Underwriting & Residential Finance,
Series 2004-BC4, Class A2B
4.6888% due 10/25/2035 (b)	625,000	626,534
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05% due 07/20/2023	392,957	390,993
Structured Asset Investment Loan Trust,
Series 2004-8, Class A13
4.6788% due 09/25/2034 (b)	500,000	500,349
Structured Asset Investment Loan Trust,
Series 2004-8, Class A7
4.6788% due 09/25/2034 (b)	500,000	500,444
Triad Auto Receivables Owner Trust,
Series 2005-A, Class A4
4.22% due 06/12/2012	300,000	294,953
UPFC Auto Receivables Trust, Series 2005-B,
Class A3
4.98% due 08/15/2011	475,000	474,955
USAA Auto Owner Trust, Series 2004-3, Class A3
3.16% due 02/17/2009	650,000	640,764

The accompanying notes are an integral part of the financial statements. 244

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Income & Value Trust (continued)
		Shares or
		Principal
		Amount	Value

ASSET BACKED SECURITIES
(continued)
Vanderbilt Acquisition Loan Trust,
Series 2002-1, Class A3
5.70% due 09/07/2023		$125,000	$125,258
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI5
4.89% due 11/25/2028 (b)		750,000	737,395
West Penn Funding LLC Transition Bonds,
Series 2005-A, Class A1
4.46% due 12/27/2010		720,000	710,888

TOTAL ASSET BACKED SECURITIES
(Cost $18,149,070)			$17,976,050

SUPRANATIONAL OBLIGATIONS - 0.01%
Supranational - 0.01%
Inter-American Development Bank
1.90% due 07/08/2009	JPY	5,000,000	44,385

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $45,947)			$44,385

SHORT TERM INVESTMENTS - 10.24%
State Street Navigator Securities
Lending Prime Portfolio (c)		$65,039,889	$65,039,889

TOTAL SHORT TERM INVESTMENTS
(Cost $65,039,889)			$65,039,889

REPURCHASE AGREEMENTS - 1.99%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$12,622,875 on 01/03/2006,
collateralized by $9,255,000 U.S.
Treasury Bonds, 8.125% due
08/15/2019 (valued at
$12,876,019, including interest) (c)***		$12,620,000	$12,620,000

TOTAL REPURCHASE AGREEMENTS
(Cost $12,620,000)			$12,620,000

Total Investments (Income & Value Trust)
(Cost $636,303,685) - 110.73%			$703,297,541
Liabilities in Excess of Other Assets - (10.73)%			(68,133,989)

TOTAL NET ASSETS - 100.00%			$635,163,552

International Opportunities Trust
		Shares or
		Principal
		Amount	Value

COMMON STOCKS - 97.36%
Australia - 1.50%
CSL, Ltd.		165,909	$5,176,591
Austria - 1.54%
Erste Bank AG		95,592	5,326,062
Bermuda - 1.56%
Shangri-La Asia, Ltd.		3,225,222	5,386,774

International Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Brazil - 1.35%
Petroleo Brasileiro SA, ADR	65,506	$4,668,613
Canada - 8.63%
Canadian National Railway Company	111,280	8,901,287
Shoppers Drug Mart Corp.	276,638	10,434,872
Talisman Energy, Inc.	198,402	10,482,065

		29,818,224
China - 0.96%
CNOOC, Ltd., SADR	48,705	3,310,479
France - 8.49%
JC Decaux SA *	147,646	3,444,395
Veolia Environnement SA	243,749	11,037,882
Vinci SA	172,240	14,818,173

		29,300,450
Germany - 6.37%
Continental AG	137,979	12,251,336
Hypo Real Estate Holding AG	148,020	7,709,047
Metro AG	42,172	2,037,555

		21,997,938
India - 2.23%
ICICI Bank, Ltd., SADR	144,524	4,162,291
Reliance Industries, Ltd., GDR	89,326	3,531,057

		7,693,348
Ireland - 1.03%
Anglo Irish Bank Corp. PLC	234,526	3,563,220
Japan - 23.32%
Advantest Corp.	43,800	4,417,900
Credit Saison Company, Ltd.	129,424	6,466,808
Fanuc, Ltd.	38,262	3,249,089
Keyence Corp.	12,363	3,518,652
LeoPalace21 Corp.	180,559	6,555,756
Misawa Homes Holdings, Inc. *	41,200	2,282,287
Mitsubishi UFJ Financial Group, Inc.	254	3,447,574
Murata Manufacturing Company, Ltd.	117,131	7,511,964
Nippon Electric Glass Company, Ltd.	333,695	7,289,316
Sega Sammy Holdings, Inc.	204,989	6,868,905
Seiyu, Ltd. *	1,530,000	4,361,045
Sumitomo Mitsui Financial Group, Inc.	344	3,647,777
Sumitomo Realty & Development Company,
Ltd.	286,042	6,224,107
Toyota Motor Corp.	170,665	8,860,450
Yamada Denki Company, Ltd.	46,472	5,818,856

		80,520,486
Mexico - 9.72%
America Movil S.A. de C.V., Series L	411,345	12,035,955
Cemex SA, ADR	244,746	14,520,780
Grupo Televisa SA, ADR	86,980	7,001,890

		33,558,625
Norway - 1.01%
Stolt Offshore SA *	299,733	3,488,006

The accompanying notes are an integral part of the financial statements. 245

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Singapore - 1.36%
CapitaLand, Ltd.	2,271,413	$4,698,251
South Korea - 3.07%
Hyundai Motor Company, ADR	105,272	5,076,216
Samsung Electronics Company, Ltd., GDR	16,792	5,532,964

		10,609,180
Sweden - 4.02%
Telefonaktiebolaget LM Ericsson, SADR	403,429	13,877,957
Switzerland - 10.01%
Lonza Group AG	128,898	7,881,212
Roche Holdings AG	103,029	15,458,855
UBS AG	118,126	11,238,117

		34,578,184
Taiwan - 1.12%
Taiwan Semiconductor
Manufacturing Company, Ltd., SADR	390,100	3,865,891
United Kingdom - 10.07%
ARM Holdings PLC	1,665,065	3,462,614
Carphone Warehouse	898,865	4,279,191
Diageo PLC	347,689	5,034,407
Enterprise Inns PLC	720,962	11,622,584
Reckitt Benckiser PLC	313,910	10,358,428

		34,757,224

TOTAL COMMON STOCKS (Cost $285,260,211)		$336,195,503

REPURCHASE AGREEMENTS - 1.69%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$5,817,324 on 01/03/2006,
collateralized by $380,000 U.S.
Treasury Notes, 4.875% due
02/15/2012 (valued at $397,940,
including interest) and $5,590,000
U.S. Treasury Notes, 4.00% due
06/15/2009 (valued at $5,538,074,
including interest) (c)	$5,816,000	$5,816,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,816,000)		$5,816,000

Total Investments (International Opportunities Trust)
(Cost $291,076,211) - 99.05%		$342,011,503
Other Assets in Excess of Liabilities - 0.95%		3,293,430

TOTAL NET ASSETS - 100.00%		$345,304,933

The portfolio had the following five top industry concentrations as of
December 31, 2005 (as a percentage of total net assets):
Banking	9.09%
Real Estate	7.29%
Electronics	7.13%
International Oil	5.35%
Hotels & Restaurants	4.93%

International Small Cap Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 89.70%
Australia - 4.38%
Billabong International, Ltd.	493,618	$5,261,900
Downer EDI, Ltd.	1,621,594	8,547,744
Iluka Resources, Ltd.	397,936	2,290,415
PaperlinX, Ltd.	3,092,428	8,717,978

		24,818,037
Belgium - 0.74%
Barco NV	56,165	4,223,423
Bermuda - 4.19%
Axis Capital Holdings, Ltd.	50,200	1,570,256
Giordano International, Ltd.	12,052,017	6,761,583
Ngai Lik Industrial Holding, Ltd.	19,786,201	2,602,927
People's Food Holdings, Ltd.	13,628,370	8,768,178
Texwinca Holdings, Ltd.	5,633,324	4,068,667

		23,771,611
Brazil - 0.33%
Aracruz Celulose SA, ADR	47,410	1,896,874
Canada - 11.29%
CAE, Inc.	1,687,574	12,331,687
Domtar, Inc.	833,390	4,796,129
GSI Lumonics, Inc. *	583,548	6,332,933
Legacy Hotels Real Estate Investment, REIT	971,791	6,667,806
Linamar Corp.	464,357	4,667,665
MDS, Inc.	243,459	4,199,117
North West Company	333,453	10,295,731
Open Text Corp. *	442,502	6,243,113
Quebecor World, Inc.	569,859	7,683,163
Transcontinental, Inc., Class A	33,868	551,904
Transcontinental, Inc., Class B	17,482	292,379

		64,061,627
Cayman Islands - 0.13%
TCL Communication Technology Holdings, Ltd. *	29,160,504	740,902
China - 0.43%
BYD Company, Ltd., H Shares	19,246	29,663
China Pharmaceutical Group, Ltd. *	15,436,705	2,389,105

		2,418,768
Denmark - 2.04%
Vestas Wind Systems AS	704,715	11,578,931
Finland - 3.70%
Amer Group Oyj	442,872	8,249,583
Huhtamaki Oyj	304,240	5,011,508

The accompanying notes are an integral part of the financial statements. 246

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Small Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Finland (continued)
KCI Konecranes Oyj	40,497	$1,995,951
Metso Oyj	209,483	5,735,373

		20,992,415
Germany - 2.19%
Jenoptik AG *	774,931	6,974,317
Vossloh AG	112,124	5,457,144

		12,431,461
Hong Kong - 7.11%
Asia Satellite Telecom Holdings	768,378	1,362,627
China Oilfield Services Ltd., H shares	12,384,648	4,991,523
China Resource Power Holdings, Ltd.	7,300,559	4,119,396
Dah Sing Financial Group	496,072	3,445,322
Fountain Set Holdings, Ltd.	11,883,998	5,479,463
Hang Lung Group, Ltd.	349,101	740,656
Hopewell Holdings, Ltd.	1,195,643	3,007,015
Hung Hing Printing	1,313,524	779,283
Lerado Group Holdings	13,967,612	828,666
TCL International Holdings, Ltd.	35,406,611	5,114,484
Techtronic Industries Company, Ltd.	943,043	2,244,023
Travelsky Technology, Ltd.	3,624,867	3,342,701
Weiqiao Textile Company, Ltd.	3,567,699	4,877,457

		40,332,616
India - 0.42%
Satyam Computer Services, Ltd., ADR	64,554	2,362,031
Indonesia - 0.32%
PT Indonesian Satellite Corp.	3,209,632	1,810,311
Israel - 0.80%
Orbotech, Ltd. ADR *	189,134	4,533,542
Japan - 5.69%
Japan Airport Terminal Company, Ltd.	319,200	3,008,409
Meitec Corp.	256,859	8,323,731
Nichii Gakkan Company, Ltd.	232,700	5,922,124
Sohgo Security Services Company, Ltd.	610,386	9,346,341
Tokyo Individualized Educational Institute, Inc.	527,003	5,650,931

		32,251,536
Luxembourg - 0.46%
Thiel Logistik AG *	747,696	2,629,702
Netherlands - 8.03%
Aalberts Industries NV	127,533	6,773,452
Arcadis NV	16,159	512,831
Draka Holdings *	466,103	7,302,419
IHC Caland NV	48,858	3,948,784
Imtech NV	179,701	5,852,053
Oce-Van Der Grinten NV	248,351	3,585,045
OPG Groep NV	132,623	9,470,245
Pyaterochka Holding NV, GDR-USD *	128,916	1,869,282
Pyaterochka Holding NV-GBP *	15,718	227,125
Vedior NV	404,580	5,998,377

		45,539,613

International Small Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Norway - 0.75%
Prosafe ASA	99,501	$4,225,957
Singapore - 1.90%
Huan Hsin Holdings Ltd.	2,450,627	979,897
Osim International	3,397,198	3,247,877
Venture Corp., Ltd.	669,000	5,551,200
Want Want Holdings ADR	986,000	981,070

		10,760,044
South Korea - 6.34%
Daeduck Electronics Company, Ltd. *	564,690	5,080,256
Daegu Bank *	653,930	9,891,378
Halla Climate Control *	877,220	10,667,134
Pusan Bank *	787,580	10,316,792

		35,955,560
Spain - 1.65%
Sol Melia SA	356,590	4,535,221
Transportes Azkar	520,774	4,816,431

		9,351,652
Sweden - 1.56%
D. Carnegie & Company AB	601,655	8,864,134
Switzerland - 4.15%
Gurit Heberlein	4,690	4,636,678
Kuoni Reisen Holding AG, Series B *	8,041	3,326,593
SIG Holding AG, REG	23,850	5,205,483
Verwaltungs-und Privat-Bank AG	42,674	7,136,403
Vontobel Holdings AG	105,632	3,253,429

		23,558,586
Taiwan - 7.41%
Acbel Polytech, Inc.	11,588,555	6,319,618
D-Link Corp.	13,576,200	15,551,582
Fu Sheng Industrial Company Ltd.	5,702,400	7,261,769
Giant Manufacturing Company, Ltd.	1,835,000	3,549,918
KYE System Corp.	4,792,383	4,036,966
Taiwan Fu Hsing	4,729,310	5,330,992

		42,050,845
Thailand - 2.92%
BEC World, Public Co., Ltd.	8,256,402	2,718,240
Glow Energy PCL	11,123,730	6,320,763
Total Access Communication PCL *	2,327,940	7,542,526

		16,581,529
United Kingdom - 9.89%
Avis Europe PLC *	3,380,281	4,066,664
Bodycote International	2,377,898	9,072,640
Burberry Group PLC *	80,000	590,872
Cambridge Antibody Technology Group PLC *	456,767	5,483,383
DS Smith PLC	2,003,163	5,714,942
DX Services PLC	1,231,830	7,198,088
Electrocomponents PLC	249,911	1,206,922
Game Group PLC	7,727,735	9,496,110
Homeserve PLC	219,223	4,562,656
John Wood Group PLC	1,332,713	4,672,553

The accompanying notes are an integral part of the financial statements. 247

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Small Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Yule Catto & Company PLC	890,285	$4,039,434

		56,104,264
United States - 0.88%
Steiner Leisure, Ltd. *	139,564	4,962,896

TOTAL COMMON STOCKS (Cost $418,987,848)		$508,808,867

PREFERRED STOCKS - 0.65%
Germany - 0.65%
Hugo Boss AG	105,211	3,700,348

TOTAL PREFERRED STOCKS (Cost $1,526,087)		$3,700,348

REPURCHASE AGREEMENTS - 9.31%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$52,837,032 on 1/3/2006,
collateralized by $39,190,000 U.S.
Treasury Bonds, 7.875% due
02/15/2021 (valued at
$53,886,250, including interest) (c)	$52,825,000	$52,825,000

TOTAL REPURCHASE AGREEMENTS
(Cost $52,825,000)		$52,825,000

Total Investments (International Small Cap Trust)
(Cost $473,338,935) - 99.66%		$565,334,215
Other Assets in Excess of Liabilities - 0.34%		1,921,135

TOTAL NET ASSETS - 100.00%		$567,255,350

The portfolio had the following five top industry concentrations as of
December 31, 2005 (as a percentage of total net assets):
Computers & Business Equipment	6.23%
Electronics	4.92%
Banking	4.82%
Electrical Equipment	4.75%
Business Services	4.32%

International Stock Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.57%
Australia - 2.88%
Amcor, Ltd.	202,929	$1,112,883
Australia and New Zealand Bank Group, Ltd.	122,231	2,149,175
BHP Billiton, Ltd.	194,853	3,254,419
Commonwealth Bank of Australia, Ltd.	56,427	1,770,957
Foster's Group, Ltd.	231,357	947,767
Macquarie Bank, Ltd.	39,801	1,991,337
Mirvac Group, Ltd.	366,861	1,109,644
National Australia Bank, Ltd.	141,928	3,375,966

International Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Qantas Airways, Ltd., ADR	292,304	$866,964
Rinker Group, Ltd.	80,246	969,113
Santos, Ltd.	154,375	1,388,347
Stockland Company, Ltd.	107,998	515,364
Telstra Corp., Ltd.	894,988	2,582,229
Woodside Petroleum, Ltd.	42,075	1,210,555
Woolworths, Ltd.	146,852	1,816,623

		25,061,343
Austria - 0.73%
Bohler Uddeholm AG	2,939	497,344
OMV AG	53,046	3,109,445
Telekom Austria AG	65,310	1,469,462
Voestalpine AG	12,543	1,264,768

		6,341,019
Belgium - 0.96%
Colruyt SA	2,542	350,993
Delhaize Group	14,455	944,892
DEXIA	93,057	2,146,659
Fortis Group SA	109,127	3,482,700
UCB SA	30,134	1,415,968

		8,341,212
Bermuda - 0.12%
Frontline, Ltd.	10,087	385,793
Noble Group, Ltd.	159,639	122,866
Yue Yuen Industrial Holdings, Ltd.	190,782	530,254

		1,038,913
Canada - 2.78%
BCE, Inc.	35,109	839,219
Canadian Imperial Bank of Commerce	36,030	2,361,210
Canadian Natural Resources, Ltd.	147,363	7,283,785
EnCana Corp. - CAD	83,603	3,768,750
Magna International, Inc.	10,000	720,443
National Bank of Canada	26,735	1,383,125
Nexen, Inc.	30,061	1,428,861
Petro-Canada	96,933	3,878,318
Royal Bank of Canada	32,163	2,505,015

		24,168,726
Denmark - 0.78%
A P Moller- Maersk AS	129	1,294,259
A P Moller- Maersk AS	154	1,593,980
Danske Bank AS	27,481	968,501
DSV AS	5,322	657,308
H. Lundbeck AS	26,845	556,146
TDC AS	28,672	1,718,263

		6,788,457
Finland - 3.13%
Fortum Corp. Oyj	164,411	3,083,977
Kesko Oyj	41,333	1,172,269
Kone Corp. Oyj *	15,092	599,246
Metra Oyj, B Shares	24,463	724,227

The accompanying notes are an integral part of the financial statements. 248

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Finland (continued)
Metso Oyj	58,983	$1,614,878
Nokia AB - Oyj	625,815	11,449,842
OKO Bank - A	25,000	351,115
Outokumpu Oyj	79,796	1,185,905
Rautaruukki Oyj	91,091	2,216,728
Sampo Oyj, A Shares	198,742	3,464,356
YIT-Yhtyma Oyj	30,242	1,293,908

		27,156,451
France - 6.32%
Alstom RGPT *	37,742	2,173,026
Assurances Generales de France	4,369	433,045
AXA Group	14,535	469,209
BNP Paribas SA	115,077	9,314,340
Business Objects SA *	22,000	890,732
Cap Gemini SA *	11,591	465,451
Carrefour SA	36,394	1,705,810
Christian Dior SA	4,442	395,042
Compagnie De Saint Gobain SA	34,310	2,041,652
Compagnie Generale des Etablissements
Michelin, Class B	18,755	1,054,515
L'Oreal SA	23,124	1,719,680
LVMH Moet Hennessy SA	20,855	1,853,472
Neopost SA	3,634	364,496
Peugeot SA	70,732	4,079,152
Pinault-Printemps-Redoute SA	5,957	671,215
Publicis Groupe SA	23,033	801,905
Renault Regie Nationale SA	26,124	2,131,493
Sanofi-Aventis	84,716	7,423,730
Schneider Electric SA	15,074	1,345,045
Societe Generale	29,250	3,598,872
Total SA	41,369	10,395,501
Vallourec	1,593	877,190
Zodiac SA	10,246	658,232

		54,862,805
Germany - 6.98%
Adidas-Salomon AG	4,597	871,003
Allianz AG	28,915	4,380,812
Altana AG	31,690	1,726,256
BASF AG	19,427	1,488,683
Bayer AG	34,787	1,453,763
Bayerische Motoren Werke (BMW) AG	72,624	3,186,349
Bilfinger Berger AG	7,943	379,066
Commerzbank AG	43,184	1,330,624
DaimlerChrysler AG	74,917	3,827,239
Depfa Bank AG	82,832	1,225,140
Deutsche Bank AG	35,480	3,441,062
Deutsche Boerse AG	26,657	2,732,458
Deutsche Postbank AG	9,528	552,870
E.ON AG	63,459	6,567,196
Fresenius AG	8,119	1,102,305
Hochtief AG	28,037	1,256,009

International Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Karstadt Quelle AG	47,733	$725,221
MAN AG	21,842	1,166,007
Merck & Company AG	12,470	1,032,950
Muenchener Rueckversicherungs-
Gesellschaft AG	38,010	5,148,408
RWE AG	22,715	1,682,539
Salzgitter AG	20,412	1,102,480
Schering AG	36,455	2,443,422
Suedzucker AG	51,184	1,201,938
Thyssen Krupp AG	167,360	3,492,067
Tui AG	86,907	1,780,434
Volkswagen AG	101,615	5,368,032

		60,664,333
Greece - 0.36%
Bank of Piraeus SA	43,750	936,702
Coca Cola Hell Bottling	11,260	331,752
Hellenic Telecommunications Organization SA *	37,560	800,614
National Bank Of Greece SA	25,200	1,072,516

		3,141,584
Hong Kong - 0.54%
Cheung Kong Holdings, Ltd.	138,989	1,427,794
CLP Holdings, Ltd.	246,596	1,429,602
Hong Kong Electric Holdings, Ltd.	311,146	1,542,979
Sino Land Company, Ltd.	223,971	272,975

		4,673,350
Ireland - 0.63%
Allied Irish Banks PLC - Dublin	37,300	797,280
Anglo Irish Bank Corp. PLC	34,200	519,205
Bank of Ireland - London	25,177	396,534
CRH PLC - Dublin	85,507	2,516,246
DCC PLC - Dublin	24,982	535,465
Kerry Group PLC - Dublin	32,884	728,591

		5,493,321
Italy - 4.94%
Banca Intesa SpA - Non convertible	173,146	856,040
Banca Monte dei Paschi Siena SpA	362,496	1,694,534
Banca Naz Del Lavoro SpA *	258,679	853,123
Banca Popolare di Milano SpA	57,489	630,066
Banche Popolari Unite SpA	29,863	654,937
Benetton Group SpA	44,477	506,682
Capitalia SpA	327,379	1,897,120
Enel SpA	995,280	7,820,081
Eni SpA	667,485	18,519,908
ERG SpA	33,239	800,615
Fiat SpA *	237,711	2,071,821
Fineco Group SpA	57,184	550,542
Impregilo SpA *	124,693	409,391
Italcementi SpA	55,108	698,270
Mediobanca SpA	78,072	1,491,265
San Paolo-IMI SpA	85,344	1,335,060

The accompanying notes are an integral part of the financial statements. 249

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Telecom Italia SpA-RNC	852,899	$2,115,956

		42,905,411
Japan - 25.82%
Aderans Company, Ltd.	21,635	649,711
AEON Company, Ltd.	61,811	1,573,066
Aioi Insurance Company, Ltd. *	92,924	646,400
Alps Electric Company	47,654	664,197
Amada Company, Ltd.	94,513	833,844
Asahi Kasei Corp.	65,127	440,883
Astellas Pharmaceuticals, Inc.	18,426	719,033
Chiyoda Corp. *	54,008	1,241,616
Chubu Electric Power Company, Inc.	152,201	3,628,137
Cosmo Oil Company Ltd. *	123,000	615,626
Daido Steel Company, Ltd.	142,960	1,366,779
Daiei Inc. *	45,492	1,090,218
Daiichi Sankyo Company, Ltd. *	73,069	1,410,180
Daikyo, Inc. *	229,112	1,416,887
Dainippon Ink & Chemicals, Inc.	215,235	933,026
Dainippon Screen Manufacturing Company,
Ltd.	110,397	924,345
Daito Trust Construction Company, Ltd.	19,685	1,018,650
Eisai Company, Ltd.	49,420	2,075,237
Fanuc, Ltd.	26,186	2,223,633
Fuji Heavy Industries Ltd. *	307,884	1,671,579
Haseko Corp. *	678,653	2,619,504
Hirose Electric Company, Ltd.	5,878	784,365
Hitachi Chemical, Ltd.	24,463	647,477
Hitachi, Ltd.	131,841	889,155
Hokkaido Electric Power Company, Inc.	40,301	820,516
Honda Motor Company, Ltd.	148,194	8,460,686
Hoya Corp.	77,776	2,797,508
Ibiden Company, Ltd.	41,964	2,249,851
Inpex Corp.	107	953,088
Isetan Company, Ltd.	53,097	1,132,838
Ishikawajima Harima Heavy Industries
Company, Ltd. *	408,231	1,291,739
Isuzu Motors, Ltd. *	569,458	2,173,873
Itochu Corp.	402,953	3,363,639
Japan Tobacco, Inc.	193	2,816,084
JGC Corp.	51,625	983,187
JSR Corp.	32,961	866,806
Kajima Corp.	231,000	1,328,622
Kansai Electric Power Company, Ltd.	94,300	2,027,914
Kao Corp.	79,950	2,143,213
Kawasaki Heavy Industries, Ltd.	472,562	1,723,801
Keisei Electric Railway Company, Ltd.	90,542	618,309
Kenedix, Inc.	147	926,544
Kobe Steel Company, Ltd.	651,256	2,110,450
Komatsu, Ltd.	208,051	3,443,396
Konami Corp.	43,977	968,106
Kyushu Electric Power	86,120	1,870,268
LeoPalace21 Corp.	48,210	1,750,414

International Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Marubeni Corp.	489,176	$2,626,810
Marui Company, Ltd.	56,190	1,103,494
Matsushita Electric Industrial Co., Ltd.	87,979	1,697,932
Mazda Motor Corp. *	391,512	1,793,489
Mediceo Holdings Company, Ltd.	30,000	434,425
Mitsubishi Corp.	364,405	8,068,350
Mitsubishi Estate Company, Ltd.	67,596	1,404,905
Mitsubishi Materials Corp.	210,870	1,078,678
Mitsubishi Motors Corp. *	1,702,812	3,539,099
Mitsubishi Rayon Company, Ltd.	154,080	1,019,532
Mitsubishi UFJ Financial Group, Inc.	165	2,239,566
Mitsui & Company, Ltd.	214,440	2,755,994
Mitsui Chemicals, Inc.	141,372	951,035
Mitsui Sumitomo Insurance Company, Ltd.	61,950	758,346
Mitsui Trust Holdings, Inc.	268,447	3,224,643
Mizuho Financial Group, Inc.	562	4,462,436
NEC Corp.	173,989	1,083,372
NGK Insulators, Ltd.	50,831	756,342
NGK Spark Plug Company, Ltd.	39,000	843,655
Nikon Corp.	58,773	927,863
Nippon Electric Glass Company, Ltd.	31,769	693,970
Nippon Mining Holdings, Inc.	105,632	751,826
Nippon Steel Corp.	518,169	1,846,208
Nippon Telegraph & Telephone Corp.	873	3,969,528
Nippon Yusen Kabushiki Kaisha	116,000	795,114
Nippon Zeon Company	63,538	840,849
Nissan Chemical Industries, Ltd.	72,008	1,025,021
Nissan Motor Company, Ltd.	477,000	4,835,553
Nissin Food Products Company, Ltd.	16,714	483,498
Nitto Denko Corp.	35,601	2,775,477
Nomura Research Institute, Ltd.	8,766	1,074,556
Nomura Securities Company, Ltd.	77,100	1,478,164
NTT Data Corp.	318	1,583,526
NTT DoCoMo, Inc.	1,119	1,708,687
Olympus Optical Company, Ltd.	84,361	2,218,520
Orix Corp.	12,793	3,261,195
Osaka Gas Company, Ltd.	606,880	2,095,353
Penta-Ocean Construction Company, Ltd. *	359,415	823,227
Resona Holdings, Inc. *	1,507	6,072,489
Sapporo Hokuyo Holdings, Inc. *	16	146,590
Secom Company, Ltd.	27,798	1,454,985
Shimamura Company, Ltd.	3,900	539,939
Shimizu Corp.	153,285	1,127,402
Shinko Electric Industries Company, Ltd. *	9,611	727,266
Shinko Securities Company, Ltd. *	159,000	801,205
Showa Shell Sekiyu K.K.	45,800	547,051
SMC Corp.	9,404	1,344,226
Sojitz Holdings Corp. *	60,300	358,076
Sompo Japan Insurance, Inc.	46,860	634,049
Stanley Electric Corp.	27,719	450,775
Sumitomo Corp.	200,404	2,592,603
Sumitomo Heavy Industries, Ltd.	149,314	1,253,994

The accompanying notes are an integral part of the financial statements. 250

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Sumitomo Light Metal Industries, Ltd.	1,035,666	$3,988,737
Sumitomo Trust & Banking Company, Ltd.	171,552	1,753,649
TAIHEIYO CEMENT Corp.	241,903	982,962
Taisei Corp.	330,000	1,497,710
Taisho Pharmaceuticals Company, Ltd.	37,210	697,609
Takashimaya Company, Ltd.	55,564	888,044
Takeda Pharmaceutical Company, Ltd.	387,311	20,962,370
Terumo Corp.	21,842	646,663
THK Company, Ltd.	28,592	747,059
Tohoku Electric Power Company, Ltd.	80,600	1,640,991
Tokuyama Corp.	65,921	847,220
Tokyo Electric Power Company, Ltd.	60,361	1,467,036
Tokyo Electron, Ltd.	12,737	800,655
Tokyo Gas Company, Ltd.	425,603	1,891,890
Tokyo Seimitsu Company, Ltd.	13,899	811,207
Tokyu Land Corp.	167,484	1,675,124
TonenGeneral Sekiyu K.K.	128,867	1,386,184
Toshiba Corp.	229,531	1,370,799
Toyo Tire & Rubber Company, Ltd. *	84,188	442,080
Ube Industries, Ltd.	313,718	851,627
UFJ NICOS Company, Ltd. *	142,452	1,795,756
UNI Charm Corp.	13,105	589,214
Urban Corp. *	18,109	1,957,148
Yakult Honsha Company, Ltd.	36,556	759,774
Yamada Denki Company, Ltd.	21,680	2,714,598
Yamaha Corp.	48,990	814,976
Yamaha Motor Company, Ltd.	24,000	627,078
Yamato Transport Company, Ltd.	45,271	751,188
Yaskawa Electric Corp. *	97,304	982,285

		224,326,921
Luxembourg - 0.31%
Arcelor SA	108,521	2,692,296
Netherlands - 9.01%
ABN AMRO Holdings NV	613,871	16,058,237
Aegon NV	415,398	6,763,821
Akzo Nobel NV	37,329	1,730,626
Buhrmann NV	61,870	910,702
Corio NV	9,531	518,055
CSM NV	29,490	804,255
DSM NV	34,787	1,421,219
Heineken Holding NV	28,901	849,454
Heineken NV	65,508	2,077,447
ING Groep NV	601,263	20,862,057
Koninklijke Ahold NV *	206,578	1,548,506
Oce-Van Der Grinten NV	40,496	584,576
Royal Dutch Shell PLC, A Shares	566,558	17,296,265
Royal Dutch Shell PLC, B Shares	135,874	4,338,799
Stork N.V.	8,499	363,228
TNT Post Group NV	25,495	797,047
Unilever NV	11,867	812,960

International Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Wereldhave NV	5,629	$530,936

		78,268,190
Norway - 0.73%
Den Norske Bank ASA	56,549	603,574
Norsk Hydro ASA	29,069	2,986,320
Orkla ASA	20,015	829,298
Statoil ASA	64,182	1,474,748
Yara International ASA	32,325	470,808

		6,364,748
Singapore - 1.32%
CapitaLand, Ltd.	467,797	967,604
Cosco Corp. Singapore, Ltd.	410,700	533,409
DBS Group Holdings, Ltd.	306,769	3,043,526
Keppel Corp., Ltd.	164,928	1,090,859
Keppel Land, Ltd.	256,462	564,398
Neptune Orient Lines, Ltd.	463,512	936,444
SembCorp Industries, Ltd. *	495,198	815,852
SembCorp Marine, Ltd.	201,733	334,786
Singapore Technologies Engineering, Ltd.	534,317	918,854
Singapore Telecommunications, Ltd.	584,422	917,168
StarHub Ltd.	607,710	749,086
United Overseas Bank, Ltd.	64,332	564,757

		11,436,743
Spain - 2.36%
Acciona SA	8,340	932,810
ACS Actividades SA	28,195	908,502
Banco Santander Central Hispano SA	61,076	806,437
Endesa SA	169,777	4,467,329
Fomento de Construcciones SA	13,185	747,895
Gas Natural SDG SA	33,169	929,335
Iberdrola SA	195,119	5,335,173
Repsol SA	166,211	4,855,723
Sacyr Vallehermoso SA	32,722	798,237
Union Fenosa SA	19,538	727,193

		20,508,634
Sweden - 1.46%
Electrolux AB, Series B	70,527	1,833,912
Hennes & Mauritz AB, Series B	152,088	5,170,846
Nordea Bank AB	194,188	2,017,341
Svenska Cellulosa AB, Series B	18,506	692,105
Swedish Match AB	88,794	1,045,438
Tele2 AB, Series B *	181,180	1,944,946

		12,704,588
Switzerland - 3.84%
Credit Suisse Group AG	64,718	3,297,545
Nestle SA	18,825	5,626,241
Roche Holdings AG	67,556	10,136,354
Serono AG, Series B	1,575	1,254,059
Swiss Life Holding *	5,560	1,005,066
Swisscom AG	6,513	2,054,273

The accompanying notes are an integral part of the financial statements. 251

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Zurich Financial Services AG *	46,799	$9,965,185

		33,338,723
United Kingdom - 19.57%
Alliance & Leicester PLC	81,586	1,393,765
Anglo American PLC	29,050	988,051
Arriva PLC	63,802	638,731
AstraZeneca Group PLC	310,738	15,108,272
Aviva PLC	237,235	2,874,454
BAE Systems PLC	144,469	947,853
Barclays PLC	232,310	2,439,476
Barratt Developments PLC	153,820	2,606,617
BBA Group PLC	208,987	1,179,892
Berkeley Group Holdings PLC *	39,235	749,161
BG Group PLC	131,128	1,294,711
BHP Billiton PLC	200,621	3,273,850
Boots Group PLC	230,274	2,394,351
BP PLC	190,950	2,031,411
British American Tobacco Australasia, Ltd.	178,784	3,994,473
BT Group PLC	1,979,949	7,579,825
Burberry Group PLC *	58,319	430,738
Cable & Wireless PLC	561,077	1,149,922
Cadbury Schweppes PLC	304,187	2,872,737
Centrica PLC	875,816	3,834,551
Cobham PLC	466,728	1,359,631
Compass Group PLC	342,065	1,296,298
Diageo PLC	79,899	1,156,908
Dixons Group PLC	666,160	1,874,767
E D & F Manitoba Treasury Management PLC	10,271	337,158
Gallaher Group PLC	174,729	2,635,115
George Wimpey PLC	271,357	2,238,565
GlaxoSmithKline PLC	1,136,110	28,683,335
GUS PLC *	164,441	2,916,603
Hanson PLC	118,875	1,305,506
HBOS PLC	573,713	9,791,098
IMI PLC	74,896	647,462
Imperial Tobacco Group PLC	206,314	6,159,082
J Sainsbury PLC	346,054	1,874,936
Johnson Matthey PLC	38,997	946,353
Kingfisher PLC	469,670	1,915,078
Lloyds TSB Group PLC	709,171	5,953,920
National Grid PLC ADR	324,463	3,170,174
Next Group PLC	92,469	2,439,451
Northern Rock	44,953	728,547
O2 PLC	565,089	1,920,529
Prudential Corp. PLC	71,757	678,288
Rank Group PLC	117,148	615,586
Rio Tinto PLC	141,158	6,441,062
Rolls-Royce Group PLC *	103,212	758,322
Royal & Sun Alliance PLC	955,879	2,065,848
Royal Bank of Scotland Group PLC	223,876	6,752,617
Scottish & Newcastle PLC	139,942	1,170,088

International Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Scottish & Southern Energy PLC	207,913	$3,623,323
Scottish Power PLC	269,598	2,518,278
Severn Trent PLC	58,217	1,084,592
Taylor Woodrow PLC	382,926	2,504,131
The Sage Group PLC	213,567	946,981
Unilever PLC	90,773	899,381
United Utilities PLC	77,756	896,693
Vodafone Group PLC	491,845	1,060,863
Wolseley PLC	39,632	834,391

		169,983,801

TOTAL COMMON STOCKS (Cost $725,701,588)		$830,261,569

PREFERRED STOCKS - 0.38%
Germany - 0.27%
Fresenius Medical Care AG, Non-Voting	6,303	588,537
Henkel KGaA-Vorzug, Non-Voting	6,365	640,682
Volkswagen AG, Non-Voting	30,297	1,166,026

		2,395,245
Italy - 0.11%
Unipol SpA	414,832	928,451

TOTAL PREFERRED STOCKS (Cost $3,342,458)		$3,323,696

SHORT TERM INVESTMENTS - 0.46%
United States Treasury Bills
zero coupon due 02/23/2006 ****	$4,000,000	$3,978,400

TOTAL SHORT TERM INVESTMENTS
(Cost $3,974,153)		$3,978,400

REPURCHASE AGREEMENTS - 3.24%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$28,175,416 on 1/3/2006,
collateralized by $27,440,000 U.S.
Treasury Notes, 4.875% due
02/15/2012 (valued at
$28,735,470, including interest) (c)	$28,169,000	$28,169,000

TOTAL REPURCHASE AGREEMENTS
(Cost $28,169,000)		$28,169,000

Total Investments (International Stock Trust)
(Cost $761,187,199) - 99.65%		$865,732,665
Other Assets in Excess of Liabilities - 0.35%		3,059,695

TOTAL NET ASSETS - 100.00%		$868,792,360

The accompanying notes are an integral part of the financial statements. 252

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

The portfolio had the following five top industry concentrations as of
December 31, 2005 (as a percentage of total net assets):
Banking	11.25%
Pharmaceuticals	8.67%
Insurance	6.91%
International Oil	6.64%
Electrical Utilities	5.76%

International Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.90%
Australia - 2.52%
National Australia Bank, Ltd.	720,903	$17,147,736
Qantas Airways, Ltd., ADR	5,244,481	15,554,958

		32,702,694
Belgium - 1.24%
Agfa Gevaert NV	879,890	16,056,691
Bermuda - 0.78%
ACE, Ltd.	186,222	9,951,704
People's Food Holdings, Ltd.	335,199	215,659

		10,167,363
Canada - 2.30%
Alcan Aluminum, Ltd. CAD	254,638	10,430,560
Alcan Aluminum, Ltd. USD	4,292	175,757
Barrick Gold Corp.	348,096	9,676,051
Domtar, Inc.	1,668,140	9,600,085

		29,882,453
Cayman Islands - 0.63%
XL Capital, Ltd., Class A	121,611	8,194,149
China - 0.95%
China Telecom Corp., Ltd.	33,821,049	12,322,673
Denmark - 1.93%
Vestas Wind Systems AS	1,529,026	25,122,903
Finland - 2.50%
Stora Enso Oyj, R Shares	1,040,241	14,092,402
UPM-Kymmene Oyj	935,464	18,344,777

		32,437,179
France - 6.20%
AXA Group	543,781	17,553,952
France Telecom SA	678,696	16,869,910
Sanofi-Aventis, ADR	107,361	4,713,148
Sanofi-Aventis	174,373	15,280,445
Suez SA	236,583	7,368,249
Total SA	74,579	18,740,750

		80,526,454
Germany - 6.20%
BASF AG	61,886	4,742,298
Bayerische Motoren Werke (BMW) AG	192,136	8,429,891
Deutsche Post AG	812,841	19,713,357
E.ON AG	130,547	13,509,948
Muenchener Rueckversicherungs-
Gesellschaft AG	156,054	21,137,325

International Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Siemens AG	150,911	$12,938,517

		80,471,336
Hong Kong - 2.19%
Cheung Kong Holdings, Ltd.	1,145,667	11,769,109
Hutchison Whampoa, Ltd.	1,752,031	16,698,814

		28,467,923
Israel - 1.07%
Check Point Software Technologies, Ltd., ADR *	692,121	13,911,632
Italy - 2.41%
Eni SpA	756,952	21,002,242
UniCredito Italiano SpA	1,499,588	10,335,226

		31,337,468
Japan - 8.41%
Hitachi, Ltd.	1,841,164	12,417,080
KDDI Corp.	2,917	16,826,943
Konica Minolta Holdings, Inc.	1,084,538	11,049,628
Mizuho Financial Group, Inc.	1,287	10,219,138
Nintendo Company, Ltd.	85,905	10,384,681
Nippon Telegraph & Telephone Corp., ADR	276,506	6,307,102
Sony Corp.	563,604	23,045,226
Sumitomo Mitsui Financial Group, Inc.	599	6,351,798
Takeda Pharmaceutical Company, Ltd.	234,316	12,681,847

		109,283,443
Mexico - 1.13%
Telefonos de Mexico SA de CV, Class L, ADR	592,994	14,635,092
Netherlands - 8.79%
Akzo Nobel NV	419,890	19,466,700
ING Groep NV	710,612	24,656,146
Koninklijke (Royal) Philips Electronics NV	692,985	21,541,611
Reed Elsevier NV	1,495,465	20,896,969
Royal Dutch Shell PLC, B Shares	487,596	15,570,168
VNU NV	363,126	12,044,686

		114,176,280
Norway - 3.05%
Norske Skogindustrier ASA	870,668	13,842,766
Telenor ASA	2,628,775	25,817,386

		39,660,152
Portugal - 1.25%
Portugal Telecom, SGPS, SA	1,605,310	16,253,618
Singapore - 1.64%
DBS Group Holdings, Ltd.	337,628	3,349,686
Venture Corp., Ltd.	2,157,311	17,900,843

		21,250,529
South Africa - 0.83%
Sappi, Ltd.	938,589	10,760,014
South Korea - 6.02%
Kookmin Bank, ADR	194,467	14,528,630
KT Corp., Sponsored ADR	469,198	10,111,217
POSCO, ADR	136,817	6,773,810

The accompanying notes are an integral part of the financial statements. 253

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Samsung Electronics Company, Ltd.	49,203	$32,056,131
SK Telecom Company, Ltd., ADR	725,535	14,721,105

		78,190,893
Spain - 3.67%
Banco Santander Central Hispano SA	250,467	3,307,124
Gamesa Corporation Tecno SA	995,252	14,567,216
Iberdrola SA	230,448	6,301,180
Repsol SA	457,606	13,368,599
Telefonica SA	670,743	10,095,474

		47,639,593
Sweden - 1.77%
Nordic Baltic Holding AB-EUR	707,901	7,402,157
Nordic Baltic Holding-DKK	302,811	3,184,726
Securitas AB, B Shares	746,101	12,401,508

		22,988,391
Switzerland - 4.11%
Nestle SA	57,701	17,245,137
Swiss Reinsurance Company AG	237,781	17,395,743
UBS AG	197,049	18,746,591

		53,387,471
Taiwan - 5.56%
Chunghwa Telecom Company, Ltd., ADR	389,668	7,150,408
Compal Electronics, Inc.	425,108	2,159,549
Compal Electronics, Inc.	17,645,600	15,912,435
Lite-On Technology Corp.	20,134,960	27,450,629
Mega Financial Holding Company, Ltd.	30,131,000	19,598,368

		72,271,389
United Kingdom - 20.75%
Amvescap PLC	535,954	4,071,339
BAE Systems PLC	1,960,411	12,862,152
Boots Group PLC	1,460,074	15,181,606
BP PLC	2,054,095	21,852,375
British Sky Broadcasting Group PLC	2,223,143	18,970,297
Cadbury Schweppes PLC	825,690	7,797,802
Centrica PLC	195,601	856,392
Compass Group PLC	10,353,007	39,233,998
GlaxoSmithKline PLC	659,224	16,643,409
Morrison W Supermarket	4,514,963	15,014,906
Pearson PLC	1,514,143	17,890,689
Rentokil Initial PLC	5,567,438	15,644,461
Rolls-Royce Group PLC - B Shares	46,633,080	80,146
Rolls-Royce Group PLC *	707,855	5,200,773
Royal Bank of Scotland Group PLC	812,541	24,508,113
Shire PLC	720,354	9,210,991
Smiths Group PLC	414,068	7,443,734
Unilever PLC	1,597,335	15,826,424
Vodafone Group PLC	9,816,594	21,173,469

		269,463,076

TOTAL COMMON STOCKS (Cost $1,115,692,751)		$1,271,560,859

International Value Trust (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS - 0.43%
Germany - 0.43%
Volkswagen AG, Non-Voting	145,537	$5,601,209

TOTAL PREFERRED STOCKS (Cost $4,125,680)		$5,601,209

REPURCHASE AGREEMENTS - 1.51%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$19,654,476 on 1/3/2006,
collateralized by $14,580,000 U.S.
Treasury Bonds, 7.875% due
02/15/2021 (valued at
$20,047,500, including interest) (c)	$19,650,000	$19,650,000

TOTAL REPURCHASE AGREEMENTS
(Cost $19,650,000)		$19,650,000

Total Investments (International Value Trust)
(Cost $1,139,468,431) - 99.84%		$1,296,812,068
Other Assets in Excess of Liabilities - 0.16%		2,100,356

TOTAL NET ASSETS - 100.00%		$1,298,912,424

The portfolio had the following five top industry concentrations as of
December 31, 2005 (as a percentage of total net assets):
Telecommunications Equipment & Services	8.73%
Electronics	8.57%
Banking	7.81%
Insurance	7.61%
Food & Beverages	6.18%

Large Cap Growth Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.26%
Advertising - 0.80%
Omnicom Group, Inc.	55,400	$4,716,202
Aerospace - 1.08%
Boeing Company	90,600	6,363,744
Agriculture - 1.08%
Monsanto Company	81,700	6,334,201
Apparel & Textiles - 0.56%
Cintas Corp. (a)	44,500	1,832,510
NIKE, Inc., Class B	17,100	1,484,109

		3,316,619
Auto Parts - 0.27%
Gentex Corp. (a)	82,700	1,612,650
Banking - 1.57%
Bank of America Corp.	92,600	4,273,490
Wachovia Corp.	35,200	1,860,672
Wells Fargo Company	49,600	3,116,368

		9,250,530

The accompanying notes are an integral part of the financial statements. 254

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Large Cap Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology - 3.13%
Amgen, Inc. *	147,000	$11,592,420
Genentech, Inc. *	74,000	6,845,000

		18,437,420
Broadcasting - 1.17%
Clear Channel Communications, Inc.	72,000	2,264,400
Univision Communications, Inc., Class A *	86,000	2,527,540
XM Satellite Radio Holdings, Inc., Class A * (a)	77,100	2,103,288

		6,895,228
Business Services - 1.99%
Affiliated Computer Services, Inc., Class A * (a)	38,250	2,263,635
Automatic Data Processing, Inc.	119,300	5,474,677
Cadence Design Systems, Inc. *	102,200	1,729,224
Robert Half International, Inc.	59,700	2,262,033

		11,729,569
Cable and Television - 0.20%
EchoStar Communications Corp., Class A *	43,786	1,189,666
Chemicals - 0.43%
Praxair, Inc.	47,500	2,515,600
Colleges & Universities - 0.31%
Apollo Group, Inc., Class A *	30,500	1,844,030
Computers & Business Equipment - 7.55%
Cisco Systems, Inc. *	800,595	13,706,186
Dell, Inc. *	230,600	6,915,694
EMC Corp. *	440,200	5,995,524
Hewlett-Packard Company	63,000	1,803,690
International Business Machines Corp.	126,400	10,390,080
National Instruments Corp. (a)	91,000	2,916,550
Network Appliance, Inc. *	102,200	2,759,400

		44,487,124
Cosmetics & Toiletries - 4.93%
Avon Products, Inc.	153,460	4,381,283
Colgate-Palmolive Company	97,400	5,342,390
Estee Lauder Companies, Inc., Class A	72,400	2,423,952
Procter & Gamble Company	292,207	16,912,941

		29,060,566
Drugs & Health Care - 1.72%
Wyeth	220,600	10,163,042
Electrical Equipment - 5.42%
American Power Conversion Corp. (a)	48,200	1,060,400
General Electric Company	832,600	29,182,630
Molex, Inc. (a)	66,400	1,723,080

		31,966,110
Electronics - 0.58%
Amphenol Corp., Class A	10,600	469,156
Thermo Electron Corp. *	69,300	2,088,009
Zebra Technologies Corp., Class A *	19,700	844,145

		3,401,310
Financial Services - 1.97%
Ameriprise Financial, Inc.	62,120	2,546,920

Large Cap Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Goldman Sachs Group, Inc.	17,600	$2,247,696
SLM Corp.	72,900	4,016,061
State Street Corp. (c)	50,100	2,777,544

		11,588,221
Food & Beverages - 4.40%
Kellogg Company	60,400	2,610,488
PepsiCo, Inc.	184,800	10,917,984
The Coca-Cola Company	202,700	8,170,837
The J.M. Smucker Company (a)	56,300	2,477,200
William Wrigley Jr. Company	26,200	1,742,038

		25,918,547
Healthcare Products - 6.31%
Baxter International, Inc.	147,600	5,557,140
C.R. Bard, Inc.	27,300	1,799,616
Johnson & Johnson	310,000	18,631,000
Medtronic, Inc.	144,380	8,311,957
St. Jude Medical, Inc. *	57,800	2,901,560

		37,201,273
Healthcare Services - 2.75%
Quest Diagnostics, Inc.	44,600	2,296,008
UnitedHealth Group, Inc.	223,560	13,892,018

		16,188,026
Insurance - 2.77%
Ambac Financial Group, Inc.	37,200	2,866,632
American International Group, Inc.	197,056	13,445,131

		16,311,763
International Oil - 0.34%
Nabors Industries, Ltd. *	26,600	2,014,950
Internet Content - 0.96%
Yahoo!, Inc. *	144,400	5,657,592
Internet Retail - 2.19%
Amazon.com, Inc. * (a)	131,010	6,177,122
eBay, Inc. *	155,500	6,725,375

		12,902,497
Internet Service Provider - 1.08%
Google, Inc., Class A *	15,400	6,388,844
Internet Software - 1.07%
Juniper Networks, Inc. *	130,800	2,916,840
McAfee, Inc. *	45,300	1,228,989
Symantec Corp. *	123,400	2,159,500

		6,305,329
Leisure Time - 0.28%
Live Nation, Inc. *	9,000	117,900
Walt Disney Company	64,057	1,535,446

		1,653,346
Life Sciences - 0.16%
Waters Corp. *	24,400	922,320
Manufacturing - 2.82%
3M Company	115,200	8,928,000

The accompanying notes are an integral part of the financial statements. 255

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Large Cap Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Manufacturing (continued)
Danaher Corp.	54,200	$3,023,276
Honeywell International, Inc.	49,000	1,825,250
Tyco International, Ltd.	98,900	2,854,254

		16,630,780
Metal & Metal Products - 0.25%
Precision Castparts Corp.	27,800	1,440,318
Office Furnishings & Supplies - 0.29%
Herman Miller, Inc.	61,100	1,722,409
Petroleum Services - 2.89%
Baker Hughes, Inc.	41,300	2,510,214
BJ Services Company (a)	88,200	3,234,294
Schlumberger, Ltd.	116,400	11,308,260

		17,052,768
Pharmaceuticals - 2.73%
Eli Lilly & Company	96,025	5,434,055
Merck & Company, Inc.	60,400	1,921,324
Pfizer, Inc.	109,946	2,563,940
Schering-Plough Corp.	294,800	6,146,580

		16,065,899
Retail Grocery - 0.72%
Sysco Corp.	135,900	4,219,695
Retail Trade - 10.36%
Best Buy Company, Inc.	120,250	5,228,470
CVS Corp.	75,300	1,989,426
Home Depot, Inc.	259,200	10,492,416
J.C. Penney Company, Inc.	30,500	1,695,800
Lowe's Companies, Inc.	100,900	6,725,994
Staples, Inc.	174,350	3,959,489
Target Corp.	143,100	7,866,207
Walgreen Company	181,900	8,050,894
Wal-Mart Stores, Inc.	321,900	15,064,920

		61,073,616
Semiconductors - 9.02%
Altera Corp. *	138,500	2,566,405
Analog Devices, Inc.	130,800	4,691,796
Applied Materials, Inc.	267,895	4,806,036
Intel Corp.	811,100	20,245,056
KLA-Tencor Corp. (a)	65,645	3,238,268
Linear Technology Corp.	75,400	2,719,678
Texas Instruments, Inc.	387,875	12,439,151
Xilinx, Inc.	97,100	2,447,891

		53,154,281
Software - 7.21%
Adobe Systems, Inc.	57,000	2,106,720
BEA Systems, Inc. *	401,300	3,772,220
Microsoft Corp.	1,118,110	29,238,576
Oracle Corp. *	603,800	7,372,398

		42,489,914

Large Cap Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services - 1.67%
QUALCOMM, Inc.	228,900	$9,861,012
Telephone - 1.69%
AT&T Corp. *	121,000	2,963,290
Sprint Corp.	114,124	2,665,937
Verizon Communications, Inc.	144,400	4,349,328

		9,978,555
Travel Services - 1.39%
American Express Company	159,400	8,202,724
Trucking & Freight - 1.15%
United Parcel Service, Inc., Class B	90,400	6,793,560

TOTAL COMMON STOCKS (Cost $533,779,796)		$585,021,850

SHORT TERM INVESTMENTS - 2.02%
State Street Navigator Securities
Lending Prime Portfolio (c)	$11,887,375	$11,887,375

TOTAL SHORT TERM INVESTMENTS
(Cost $11,887,375)		$11,887,375

REPURCHASE AGREEMENTS - 0.74%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
3.50% to be repurchased at
$4,390,707 on 1/3/2006,
collateralized by $4,555,000 U.S.
Treasury Note, 3.25% due
01/15/2009 (valued at $4,480,949,
including interest) (c)	$4,389,000	$4,389,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,389,000)		$4,389,000

Total Investments (Large Cap Growth Trust)
(Cost $550,056,171) - 102.02%		$601,298,225
Liabilities in Excess of Other Assets - (2.02)%		(11,913,225)

TOTAL NET ASSETS - 100.00%		$589,385,000

Large Cap Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.64%
Advertising - 2.14%
Omnicom Group, Inc.	31,625	$2,692,236
Aerospace - 2.59%
Lockheed Martin Corp.	27,612	1,756,951
Northrop Grumman Corp.	24,935	1,498,843

		3,255,794
Auto Parts - 2.32%
BorgWarner, Inc.	13,331	808,259
Johnson Controls, Inc.	28,873	2,105,130

		2,913,389

The accompanying notes are an integral part of the financial statements. 256

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Large Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking - 4.77%
Fifth Third Bancorp.	60,005	$2,263,388
Wells Fargo Company	59,261	3,723,369

		5,986,757
Biotechnology - 3.62%
Cephalon, Inc. *	20,997	1,359,346
Genzyme Corp. *	44,998	3,184,958

		4,544,304
Broadcasting - 1.96%
Clear Channel Communications, Inc.	38,342	1,205,856
Univision Communications, Inc., Class A *	42,845	1,259,214

		2,465,070
Building Materials & Construction - 1.94%
Masco Corp.	80,722	2,436,997
Business Services - 2.02%
Accenture, Ltd., Class A	56,430	1,629,134
Cendant Corp.	52,986	914,009

		2,543,143
Cable and Television - 0.59%
DIRECTV Group, Inc. *	52,891	746,821
Computers & Business Equipment - 1.18%
Dell, Inc. *	49,300	1,478,507
Crude Petroleum & Natural Gas - 1.50%
Marathon Oil Corp.	30,931	1,885,863
Drugs & Health Care - 2.96%
Wyeth	80,582	3,712,413
Electrical Utilities - 4.13%
American Electric Power Company, Inc.	30,057	1,114,814
Exelon Corp.	60,887	3,235,535
Northeast Utilities	15,600	307,164
Pepco Holdings, Inc.	23,519	526,120

		5,183,633
Energy - 1.02%
Sempra Energy	28,486	1,277,312
Financial Services - 15.61%
Citigroup, Inc.	118,166	5,734,596
Federal Home Loan Mortgage Corp.	40,555	2,650,269
JPMorgan Chase & Company	75,501	2,996,635
Mellon Financial Corp.	75,268	2,577,929
Morgan Stanley	70,987	4,027,802
PNC Financial Services Group, Inc.	26,196	1,619,699

		19,606,930
Gas & Pipeline Utilities - 0.59%
NiSource, Inc.	35,802	746,830
Healthcare Products - 3.58%
Johnson & Johnson	46,692	2,806,189
Medtronic, Inc.	15,466	890,378
Zimmer Holdings, Inc. *	11,916	803,615

		4,500,182

Large Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Services - 5.71%
Healthsouth Corp. *	75,411	$369,514
Medco Health Solutions, Inc. *	28,950	1,615,410
UnitedHealth Group, Inc.	52,657	3,272,106
Wellpoint, Inc. *	24,061	1,919,827

		7,176,857
Insurance - 3.69%
American International Group, Inc.	47,532	3,243,109
Hartford Financial Services Group, Inc.	16,262	1,396,743

		4,639,852
Internet Retail - 1.06%
Expedia, Inc. *	55,649	1,333,350
Internet Software - 0.81%
Symantec Corp. *	58,015	1,015,263
Leisure Time - 1.43%
Carnival Corp.	32,501	1,737,829
Live Nation, Inc. *	4,792	62,775

		1,800,604
Life Sciences - 0.81%
Waters Corp. *	26,755	1,011,339
Liquor - 0.72%
Anheuser-Busch Companies, Inc.	21,100	906,456
Manufacturing - 3.75%
Harley-Davidson, Inc.	21,700	1,117,333
Illinois Tool Works, Inc.	28,176	2,479,206
Mettler-Toledo International, Inc. *	20,245	1,117,524

		4,714,063
Petroleum Services - 2.61%
Baker Hughes, Inc.	15,172	922,154
Exxon Mobil Corp.	19,831	1,113,907
GlobalSantaFe Corp.	25,900	1,247,085

		3,283,146
Pharmaceuticals - 3.86%
Allergan, Inc.	25,837	2,789,362
Bristol-Myers Squibb Company	37,801	868,667
Caremark Rx, Inc. *	23,087	1,195,676

		4,853,705
Publishing - 0.59%
Dex Media, Inc.	27,457	743,810
Railroads & Equipment - 1.78%
Burlington Northern Santa Fe Corp.	31,550	2,234,371
Retail Grocery - 1.28%
The Kroger Company *	85,302	1,610,502
Retail Trade - 3.40%
Costco Wholesale Corp.	55,510	2,746,080
Kohl's Corp. *	31,295	1,520,937

		4,267,017
Semiconductors - 1.45%
Applied Materials, Inc.	61,606	1,105,212

The accompanying notes are an integral part of the financial statements. 257

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Large Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Xilinx, Inc.	28,409	$716,191

		1,821,403
Software - 5.58%
Mercury Interactive Corp. *	28,076	780,232
Microsoft Corp.	179,611	4,696,828
Oracle Corp. *	125,215	1,528,875

		7,005,935
Telephone - 4.03%
AT&T Corp. *	59,726	1,462,690
Sprint Corp.	154,238	3,602,999

		5,065,689
Trucking & Freight - 1.56%
Fedex Corp.	18,917	1,955,829

TOTAL COMMON STOCKS (Cost $113,006,176)		$121,415,372

SHORT TERM INVESTMENTS - 0.20%
United States Treasury Bills
zero coupon due 01/05/2006	$250,000	$249,955

TOTAL SHORT TERM INVESTMENTS
(Cost $246,092)		$249,955

REPURCHASE AGREEMENTS - 2.96%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$3,715,846 on 01/03/2006,
collateralized by $2,725,000 U.S.
Treasury Bonds, 8.125% due
08/15/2019 (valued at $3,791,156,
including interest) (c)	$3,715,000	$3,715,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,715,000)		$3,715,000

Total Investments (Large Cap Trust)
(Cost $116,967,268) - 99.80%		$125,380,327
Other Assets in Excess of Liabilities - 0.20%		253,762

TOTAL NET ASSETS - 100.00%		$125,634,089

Large Cap Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.12%
Aerospace - 3.22%
Lockheed Martin Corp.	30,480	$1,939,442
Northrop Grumman Corp.	48,000	2,885,280
Raytheon Company	77,000	3,091,550

		7,916,272
Banking - 1.42%
Astoria Financial Corp.	28,009	823,465
Bank of America Corp.	52,000	2,399,800

Large Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Northern Trust Corp.	5,000	$259,100

		3,482,365
Broadcasting - 1.55%
Viacom, Inc., Class B	117,000	3,814,200
Business Services - 1.42%
Cadence Design Systems, Inc. *	10,000	169,200
Computer Sciences Corp. *	29,656	1,501,780
NCR Corp. *	53,546	1,817,351

		3,488,331
Cellular Communications - 1.14%
Motorola, Inc.	124,000	2,801,160
Chemicals - 0.86%
Eastman Chemical Company	41,000	2,115,190
Computers & Business Equipment - 3.62%
Apple Computer, Inc. *	35,000	2,516,150
Hewlett-Packard Company	196,000	5,611,480
Sybase, Inc. *	35,423	774,347

		8,901,977
Crude Petroleum & Natural Gas - 9.77%
Amerada Hess Corp.	19,000	2,409,580
Apache Corp.	45,000	3,083,400
Burlington Resources, Inc.	43,000	3,706,600
ChevronTexaco Corp.	31,119	1,766,626
Devon Energy Corp.	57,000	3,564,780
Marathon Oil Corp.	54,000	3,292,380
Occidental Petroleum Corp.	46,000	3,674,480
Sunoco, Inc.	32,000	2,508,160

		24,006,006
Electrical Utilities - 2.57%
American Electric Power Company, Inc.	70,000	2,596,300
Edison International	66,000	2,878,260
TXU Corp.	17,000	853,230

		6,327,790
Electronics - 1.70%
Agilent Technologies, Inc. *	70,000	2,330,300
Solectron Corp. *	505,798	1,851,221

		4,181,521
Financial Services - 9.11%
CIT Group, Inc.	53,000	2,744,340
Citigroup, Inc.	104,000	5,047,120
Countrywide Financial Corp.	70,845	2,422,190
Goldman Sachs Group, Inc.	32,000	4,086,720
Janus Capital Group, Inc.	103,000	1,918,890
JPMorgan Chase & Company	42,000	1,666,980
Lehman Brothers Holdings, Inc.	30,000	3,845,100
State Street Corp. (c)	12,000	665,280

		22,396,620
Food & Beverages - 3.39%
Campbell Soup Company	84,000	2,500,680

The accompanying notes are an integral part of the financial statements. 258

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Large Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Beverages (continued)
Pilgrims Pride Corp.	71,000	$2,354,360
The Coca-Cola Company	86,000	3,466,660

		8,321,700
Healthcare Products - 0.44%
Becton, Dickinson & Company	18,124	1,088,890
Healthcare Services - 3.96%
Cardinal Health, Inc.	42,000	2,887,500
HCA, Inc.	33,775	1,705,637
Humana, Inc. *	46,000	2,499,180
McKesson Corp.	51,074	2,634,908

		9,727,225
Holdings Companies/Conglomerates - 1.00%
Loews Corp.	26,000	2,466,100
Homebuilders - 0.88%
Ryland Group, Inc.	30,000	2,163,900
Industrial Machinery - 0.96%
ITT Industries, Inc.	23,000	2,364,860
Insurance - 17.90%
Aetna, Inc.	28,000	2,640,680
AFLAC, Inc.	5,000	232,100
Allstate Corp.	50,000	2,703,500
American Financial Group, Inc.	7,414	284,031
Aon Corp.	78,000	2,804,100
CIGNA Corp.	27,000	3,015,900
Hanover Insurance Group, Inc.	34,599	1,445,200
Hartford Financial Services Group, Inc.	34,000	2,920,260
Lincoln National Corp.	54,000	2,863,620
MetLife, Inc.	51,000	2,499,000
MGIC Investment Corp.	42,000	2,764,440
Nationwide Financial Services, Inc., Class A	6,591	290,004
PMI Group, Inc.	64,000	2,628,480
Principal Financial Group, Inc.	63,000	2,988,090
Progressive Corp.	21,000	2,452,380
Prudential Financial, Inc.	45,000	3,293,550
SAFECO Corp.	40,000	2,260,000
St. Paul Travelers Companies, Inc.	69,000	3,082,230
UnumProvident Corp.	124,000	2,821,000

		43,988,565
International Oil - 4.74%
Anadarko Petroleum Corp.	35,000	3,316,250
ConocoPhillips	95,000	5,527,100
Kerr-McGee Corp.	31,000	2,816,660

		11,660,010
Internet Software - 1.54%
Checkfree Corp. *	46,000	2,111,400
McAfee, Inc. *	62,000	1,682,060

		3,793,460
Manufacturing - 0.58%
SPX Corp.	31,000	1,418,870

Large Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metal & Metal Products - 0.21%
Precision Castparts Corp.	9,886	$512,194
Mining - 0.99%
Phelps Dodge Corp.	17,000	2,445,790
Petroleum Services - 8.83%
Exxon Mobil Corp.	274,000	15,390,580
Tesoro Petroleum Corp.	44,000	2,708,200
Valero Energy Corp.	70,000	3,612,000

		21,710,780
Pharmaceuticals - 7.33%
AmerisourceBergen Corp.	58,000	2,401,200
Caremark Rx, Inc. *	39,000	2,019,810
Merck & Company, Inc.	136,000	4,326,160
Pfizer, Inc.	293,000	6,832,760
Watson Pharmaceuticals, Inc. *	75,000	2,438,250

		18,018,180
Retail Trade - 2.74%
American Eagle Outfitters, Inc.	63,431	1,457,644
Circuit City Stores, Inc.	14,000	316,260
J.C. Penney Company, Inc.	51,000	2,835,600
Nordstrom, Inc.	56,841	2,125,854

		6,735,358
Semiconductors - 0.83%
Intersil Corp., Class A	14,828	368,920
QLogic Corp. *	51,074	1,660,416

		2,029,336
Software - 3.23%
Autodesk, Inc. *	37,070	1,592,156
BMC Software, Inc. *	57,665	1,181,556
Compuware Corp. *	279,000	2,502,630
Novell, Inc. *	302,000	2,666,660

		7,943,002
Steel - 1.17%
Nucor Corp.	43,000	2,868,960
Telephone - 1.08%
Qwest Communications International, Inc. *	469,000	2,649,850
Travel Services - 0.94%
Sabre Holdings Corp.	95,558	2,303,903

TOTAL COMMON STOCKS (Cost $214,054,014)		$243,642,365

REPURCHASE AGREEMENTS - 0.70%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$1,717,391 on 1/3/2006,
collateralized by $1,260,000 U.S.
Treasury Bond, 8.125% due
08/15/2019 (valued at $1,752,975,
including interest) (c)	$1,717,000	$1,717,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,717,000)		$1,717,000

The accompanying notes are an integral part of the financial statements. 259

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Investments (Large Cap Value Trust)
(Cost $215,771,014) - 99.82%		$245,359,365
Other Assets in Excess of Liabilities - 0.18%		447,588

TOTAL NET ASSETS - 100.00%		$245,806,953

Managed Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 61.44%
Advertising - 0.27%
Omnicom Group, Inc.	60,300	$5,133,339
Aerospace - 0.86%
General Dynamics Corp.	14,900	1,699,345
Lockheed Martin Corp.	157,000	9,989,910
Textron, Inc.	34,700	2,671,206
United Technologies Corp.	37,100	2,074,261

		16,434,722
Agriculture - 0.07%
Archer-Daniels-Midland Company	54,100	1,334,106
Apparel & Textiles - 0.57%
Jones Apparel Group, Inc.	73,300	2,251,776
Liz Claiborne, Inc.	100,900	3,614,238
Mohawk Industries, Inc. * (a)	58,200	5,062,236

		10,928,250
Auto Parts - 0.30%
Johnson Controls, Inc.	61,100	4,454,801
Lear Corp. (a)	41,700	1,186,782

		5,641,583
Auto Services - 0.12%
AutoNation, Inc. *	105,800	2,299,034
Automobiles - 0.53%
Ford Motor Company (a)	927,700	7,161,844
General Motors Corp. (a)	64,700	1,256,474
PACCAR, Inc.	23,600	1,633,828

		10,052,146
Banking - 1.23%
Bank of America Corp.	291,800	13,466,570
BB&T Corp.	20,200	846,582
Comerica, Inc.	46,200	2,622,312
KeyCorp	15,700	517,001
National City Corp.	158,100	5,307,417
Wachovia Corp.	13,100	692,466

		23,452,348
Biotechnology - 0.31%
Genentech, Inc. *	64,600	5,975,500
Business Services - 1.21%
Affiliated Computer Services, Inc., Class A *	35,200	2,083,136
Electronic Data Systems Corp.	19,600	471,184
Equifax, Inc.	21,300	809,826
First Data Corp.	353,700	15,212,637
Fluor Corp.	56,800	4,388,368

		22,965,151
Cellular Communications - 0.27%
Motorola, Inc.	156,300	3,530,817

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cellular Communications (continued)
Nextel Partners, Inc., Class A *	59,400	$1,659,636

		5,190,453
Chemicals - 0.24%
Air Products & Chemicals, Inc.	23,700	1,402,803
Dow Chemical Company	29,000	1,270,780
PPG Industries, Inc.	33,100	1,916,490

		4,590,073
Computers & Business Equipment - 3.51%
Dell, Inc. *	1,195,900	35,865,041
EMC Corp. *	218,200	2,971,884
Hewlett-Packard Company	872,300	24,973,949
Lexmark International, Inc. *	55,700	2,497,031
Network Appliance, Inc. *	14,400	388,800

		66,696,705
Cosmetics & Toiletries - 0.12%
Colgate-Palmolive Company	43,300	2,375,005
Crude Petroleum & Natural Gas - 1.75%
Apache Corp.	35,100	2,405,052
Burlington Resources, Inc.	91,700	7,904,540
EOG Resources, Inc.	128,000	9,391,360
Marathon Oil Corp.	41,300	2,518,061
Occidental Petroleum Corp.	139,200	11,119,296

		33,338,309
Domestic Oil - 0.07%
Murphy Oil Corp.	23,200	1,252,568
Electrical Equipment - 0.46%
American Power Conversion Corp.	61,500	1,353,000
General Electric Company	209,600	7,346,480

		8,699,480
Electrical Utilities - 1.78%
American Electric Power Company, Inc.	102,700	3,809,143
CenterPoint Energy, Inc. (a)	115,300	1,481,605
Consolidated Edison, Inc. (a)	11,400	528,162
Constellation Energy Group, Inc.	38,400	2,211,840
Edison International	61,000	2,660,210
Entergy Corp.	76,500	5,251,725
Exelon Corp.	124,100	6,594,674
FirstEnergy Corp.	24,500	1,200,255
FPL Group, Inc.	134,300	5,581,508
PG&E Corp.	14,100	523,392
PPL Corp.	13,000	382,200
Public Service Enterprise Group, Inc.	23,100	1,500,807
The AES Corp. *	44,700	707,601
TXU Corp.	28,200	1,415,358

		33,848,480
Electronics - 0.09%
Agilent Technologies, Inc. *	49,400	1,644,526
Energy - 0.37%
Duke Energy Corp.	129,200	3,546,540
The accompanying notes are an integral part of the financial statements. 260

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy (continued)
Progress Energy, Inc.	40,400	$1,774,368
Sempra Energy	21,300	955,092
Xcel Energy, Inc. (a)	40,300	743,938

		7,019,938
Financial Services - 4.81%
Bear Stearns Companies, Inc.	13,800	1,594,314
Charles Schwab Corp.	378,300	5,549,661
Citigroup, Inc.	145,900	7,080,527
Countrywide Financial Corp.	37,600	1,285,544
Federal Home Loan Mortgage Corp.	81,300	5,312,955
Federal National Mortgage Association	459,500	22,428,195
Franklin Resources, Inc.	47,600	4,474,876
Goldman Sachs Group, Inc.	9,200	1,174,932
JPMorgan Chase & Company	235,000	9,327,150
Legg Mason, Inc.	18,900	2,262,141
Lehman Brothers Holdings, Inc.	45,600	5,844,552
MBNA Corp.	316,200	8,584,830
PNC Financial Services Group, Inc.	14,200	877,986
SLM Corp.	13,200	727,188
Washington Mutual, Inc.	340,876	14,828,106

		91,352,957
Food & Beverages - 0.90%
Dean Foods Company *	27,700	1,043,182
PepsiCo, Inc.	47,900	2,829,932
Sara Lee Corp.	242,800	4,588,920
The Coca-Cola Company	126,600	5,103,246
Tyson Foods, Inc., Class A	202,600	3,464,460

		17,029,740
Gas & Pipeline Utilities - 0.34%
El Paso Corp. (a)	160,100	1,946,816
Kinder Morgan, Inc.	49,300	4,533,135

		6,479,951
Healthcare Products - 1.83%
DENTSPLY International, Inc.	13,900	746,291
Johnson & Johnson	507,900	30,524,790
Medtronic, Inc.	60,000	3,454,200

		34,725,281
Healthcare Services - 5.45%
Cardinal Health, Inc.	67,100	4,613,125
Express Scripts, Inc. *	95,200	7,977,760
HCA, Inc.	97,700	4,933,850
Health Net, Inc. *	25,200	1,299,060
Humana, Inc. *	38,200	2,075,406
Lincare Holdings, Inc. *	99,100	4,153,281
McKesson Corp.	270,700	13,965,413
Medco Health Solutions, Inc. *	52,200	2,912,760
UnitedHealth Group, Inc.	905,600	56,273,985
Wellpoint, Inc. * (a)	66,827	5,332,126

		103,536,766

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Holdings Companies/Conglomerates - 0.18%
Loews Corp.	35,600	$3,376,660
Homebuilders - 1.68%
Centex Corp.	62,700	4,482,423
D.R. Horton, Inc.	236,700	8,457,291
KB Home (a)	84,000	6,103,440
Lennar Corp., Class A	68,900	4,204,278
NVR, Inc. * (a)	1,100	772,200
Pulte Homes, Inc.	134,800	5,305,728
Toll Brothers, Inc. * (a)	75,800	2,625,712

		31,951,072
Hotels & Restaurants - 1.03%
Darden Restaurants, Inc.	86,800	3,374,784
Marriott International, Inc., Class A	105,300	7,051,941
McDonald's Corp.	37,200	1,254,384
Outback Steakhouse, Inc.	26,800	1,115,148
Wendy's International, Inc.	58,400	3,227,184
Yum! Brands, Inc.	74,500	3,492,560

		19,516,001
Household Appliances - 0.40%
Black & Decker Corp.	14,000	1,217,440
Whirlpool Corp. (a)	76,000	6,365,760

		7,583,200
Industrial Machinery - 0.74%
Caterpillar, Inc.	204,000	11,785,080
W.W. Grainger, Inc.	32,200	2,289,420

		14,074,500
Insurance - 4.58%
Aetna, Inc.	126,200	11,901,922
AFLAC, Inc.	237,200	11,010,824
Ambac Financial Group, Inc.	97,900	7,544,174
American International Group, Inc.	66,100	4,510,003
Aon Corp.	55,400	1,991,630
Chubb Corp.	40,700	3,974,355
CIGNA Corp.	76,200	8,511,540
Fidelity National Financial, Inc.	120,900	4,447,911
Hartford Financial Services Group, Inc.	13,000	1,116,570
Lincoln National Corp.	45,200	2,396,956
Marsh & McLennan Companies, Inc.	114,800	3,646,048
MBIA, Inc.	10,200	613,632
MGIC Investment Corp.	69,200	4,554,744
Old Republic International Corp.	60,200	1,580,852
PMI Group, Inc. (a)	51,300	2,106,891
Prudential Financial, Inc.	36,300	2,656,797
Radian Group, Inc. (a)	45,100	2,642,409
St. Paul Travelers Companies, Inc.	61,400	2,742,738
Torchmark, Inc.	77,300	4,297,880
UnumProvident Corp.	213,100	4,848,025

		87,095,901
International Oil - 0.70%
ConocoPhillips	227,600	13,241,768

The accompanying notes are an integral part of the financial statements. 261

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Service Provider - 0.23%
Google, Inc., Class A *	10,500	$4,356,030
Leisure Time - 0.15%
MGM Mirage, Inc. *	76,200	2,794,254
Manufacturing - 0.84%
Harley-Davidson, Inc. (a)	224,200	11,544,058
Rockwell Automation, Inc.	60,100	3,555,516
SPX Corp. (a)	18,300	837,591

		15,937,165
Medical-Hospitals - 0.08%
Tenet Healthcare Corp. *	205,900	1,577,194
Petroleum Services - 0.63%
Exxon Mobil Corp.	214,400	12,042,848
Pharmaceuticals - 4.95%
Abbott Laboratories	161,000	6,348,230
AmerisourceBergen Corp.	179,400	7,427,160
Bristol-Myers Squibb Company (a)	301,800	6,935,364
Forest Laboratories, Inc. *	100,000	4,068,000
Merck & Company, Inc.	919,000	29,233,390
Pfizer, Inc.	1,723,000	40,180,360

		94,192,504
Photography - 0.33%
Eastman Kodak Company (a)	270,400	6,327,360
Publishing - 0.15%
Gannett Company, Inc.	45,600	2,761,992
Railroads & Equipment - 0.53%
Burlington Northern Santa Fe Corp.	96,600	6,841,212
Union Pacific Corp.	39,200	3,155,992

		9,997,204
Retail Grocery - 1.08%
Albertsons, Inc.	98,400	2,100,840
Safeway, Inc.	315,800	7,471,828
SUPERVALU, Inc.	61,900	2,010,512
Sysco Corp.	66,600	2,067,930
The Kroger Company *	362,100	6,836,448

		20,487,558
Retail Trade - 6.28%
Advance Auto Parts, Inc. *	24,200	1,051,732
Bed Bath & Beyond, Inc. *	193,900	7,009,485
Dollar General Corp.	105,600	2,013,792
Federated Department Stores, Inc.	62,600	4,152,258
Home Depot, Inc.	1,113,000	45,054,240
Lowe's Companies, Inc.	382,800	25,517,448
Nordstrom, Inc.	48,500	1,813,900
Target Corp.	27,300	1,500,681
The TJX Companies, Inc.	180,500	4,193,015
Walgreen Company	269,700	11,936,922
Wal-Mart Stores, Inc.	322,100	15,074,280

		119,317,753

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors - 2.72%
Intel Corp.	1,452,000	$36,241,920
NVIDIA Corp. *	44,200	1,615,952
Texas Instruments, Inc.	434,000	13,918,380

		51,776,252
Software - 0.53%
Adobe Systems, Inc.	188,800	6,978,048
Autodesk, Inc. *	34,000	1,460,300
Intuit, Inc. *	16,700	890,110
Oracle Corp. *	65,600	800,976

		10,129,434
Steel - 0.02%
Nucor Corp.	6,900	460,368
Telecommunications Equipment &
Services - 0.14%
Corning, Inc. *	137,300	2,699,318
Telephone - 3.50%
AT&T Corp. *	1,147,660	28,106,193
BellSouth Corp.	347,200	9,409,120
Harris Corp. (a)	34,500	1,483,845
Verizon Communications, Inc.	916,200	27,595,944

		66,595,102
Tobacco - 2.33%
Altria Group, Inc.	591,700	44,211,824
Toys, Amusements & Sporting Goods - 0.06%
Mattel, Inc.	67,900	1,074,178
Transportation - 0.05%
C.H. Robinson Worldwide, Inc.	27,500	1,018,325
Trucking & Freight - 0.07%
J.B. Hunt Transport Services, Inc.	61,600	1,394,624

TOTAL COMMON STOCKS (Cost $1,142,344,620)		$1,167,986,800

U.S. TREASURY OBLIGATIONS - 1.11%
U.S. Treasury Bonds - 0.41%
3.50% due 12/15/2009	$835,000	809,004
7.875% due 02/15/2021 (a)	1,700,000	2,300,710
8.875% due 08/15/2017 (a)	3,400,000	4,724,671

		7,834,385
U.S. Treasury Notes - 0.70%
3.00% due 02/15/2009 (a)***	2,751,000	2,640,316
3.25% due 08/15/2007 (a)	6,510,000	6,392,260
3.625% due 07/15/2009	2,214,000	2,159,861
5.00% due 02/15/2011 (a)	909,000	936,235
5.75% due 08/15/2010 (a)	1,000,000	1,057,930

		13,186,602

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $20,976,296)		$21,020,987

U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.18%
Federal Home Loan Bank - 0.33%
2.50% due 04/11/2006	415,000	412,628

The accompanying notes are an integral part of the financial statements. 262

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal Home Loan Bank (continued)
2.625% due 07/15/2008 (a)	$370,000	$352,043
3.625% due 06/20/2007 (a)	4,060,000	3,995,982
4.50% due 11/15/2012 (a)	500,000	492,183
5.80% due 09/02/2008	1,000,000	1,025,080

		6,277,916
Federal Home Loan Mortgage Corp. - 0.60%
4.648% due 07/01/2035	1,455,462	1,435,052
5.00% due 07/15/2014 (a)	270,000	273,638
5.00% TBA **	4,040,000	3,909,961
5.50% due 01/01/2034	747,289	741,161
6.00% due 08/01/2016 to 05/01/2035	1,576,462	1,595,978
6.50% due 03/01/2017	124,101	127,503
6.50% TBA **	3,350,000	3,432,705

		11,515,998
Federal National Mortgage
Association - 13.16%
2.50% due 06/15/2008	2,000,000	1,897,894
3.765% due 07/01/2033 (b)	88,830	87,379
4.25% due 07/15/2007	5,066,000	5,028,263
4.375% due 03/15/2013	4,250,000	4,138,344
4.50% due 10/01/2018	3,675,682	3,584,955
4.50% TBA **	14,430,000	14,037,677
5.00% due 12/01/2017 to 07/01/2035	13,743,392	13,356,052
5.00% due 03/01/2034 ***	3,665,241	3,564,158
5.00% TBA **	47,290,000	46,100,212
5.50% due 07/01/2017 to 02/01/2035	18,337,553	18,276,499
5.50% due 11/01/2033 ***	5,915,635	5,872,252
5.50% TBA **	58,785,000	58,357,327
6.00% due 07/01/2016 to 11/01/2034	17,531,404	17,711,351
6.00% due 05/15/2008 (a)	775,000	796,698
6.00% due 03/01/2017 to 01/01/2033 ***	3,000,952	3,050,028
6.00% TBA **	27,322,000	27,663,501
6.25% due 05/15/2029 (a)	875,000	1,030,740
6.50% due 04/01/2032 to 01/01/2034	907,540	932,783
6.50% TBA **	12,587,000	12,920,158
6.625% due 11/15/2010	2,700,000	2,917,779
6.625% due 09/15/2009 (a)	280,000	297,735
7.00% due 12/01/2012 to 10/25/2041	3,916,393	4,065,590
7.00% TBA **	4,075,000	4,250,734
7.50% due 11/01/2030 to 07/01/2031	149,443	156,570

		250,094,679
Government National Mortgage
Association - 0.09%
5.00% due 01/15/2035 to 04/15/2035	1,011,746	999,099
5.50% due 03/15/2035	719,409	724,355

		1,723,454

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $269,967,854)		$269,612,047

The accompanying notes are an integral part of the financial statements. 263

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS - 0.16%
Chile - 0.10%
Republic of Chile
4.63% due 01/28/2008 (b)	$1,800,000	$1,804,500
Indonesia - 0.04%
Republic of Indonesia
7.50% due 01/15/2016	800,000	830,000
Mexico - 0.01%
Government of Mexico
9.875% due 02/01/2010 (a)	95,000	111,435
Peru - 0.01%
Republic of Peru
7.35% due 07/21/2025 (a)	250,000	246,250

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $2,947,391)		$2,992,185

CORPORATE BONDS - 12.09%
Aerospace - 0.04%
Systems 2001 Asset Trust LLC
6.664% due 09/15/2013	447,118	475,801
Systems 2001 Asset Trust LLC,
Series 2001, Class B
7.156% due 12/15/2011	275,255	288,414

		764,215

Air Travel - 0.00%
Delta Air Lines, Inc.
8.00% due 12/15/2007	75,000	16,500
Auto Services - 0.03%
Erac USA Finance Company
6.70% due 06/01/2034	490,000	527,148
Automobiles - 0.11%
DaimlerChrysler NA Holding Corp.
4.05% due 06/04/2008	100,000	97,349
DaimlerChrysler North America Holding
4.99% due 05/24/2006 (b)	1,833,000	1,835,354
Ford Motor Company
7.45% due 07/16/2031 (a)	280,000	190,400

		2,123,103

Banking - 0.40%
Banco Santander Chile
4.81% due 12/09/2009 (b)	2,270,000	2,262,144
Bank One Corp.
6.50% due 02/01/2006	825,000	826,096
Capital One Financial Corp.
7.25% due 05/01/2006 (a)	190,000	191,488
Chuo Mitsui Trust & Banking Company
5.506% due 04/15/2049 (b)	150,000	145,352
DBS Bank, Ltd.
7.125% due 05/15/2011	100,000	109,058
HBOS PLC
5.375% due 11/29/2049 (b)	190,000	189,636
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)	80,000	76,631
MBNA America Bank
5.375% due 01/15/2008	250,000	252,170

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
RBS Capital Trust IV
5.3269% due 09/29/2049 (a)(b)	$320,000	$322,737
Washington Mutual, Inc.
4.20% due 01/15/2010	210,000	203,332
4.8013% due 03/22/2012 (b)	110,000	109,529
5.625% due 01/15/2007	2,486,000	2,499,693
Wells Fargo Company
3.50% due 04/04/2008 (a)	500,000	485,840

		7,673,706
Broadcasting - 0.06%
Clear Channel Communications, Inc.
7.65% due 09/15/2010 (a)	125,000	133,803
Liberty Media Corp.
5.9913% due 09/17/2006 (b)	220,000	221,278
8.25% due 02/01/2030 (a)	834,000	817,200
News America Holdings, Inc.
6.75% due 01/09/2038	30,000	31,721

		1,204,002
Building Materials & Construction - 0.03%
WCI Communities, Inc.
6.625% due 03/15/2015 (a)	730,000	635,100
Cable and Television - 0.27%
Comcast Corp.
6.50% due 01/15/2015	165,000	174,378
6.50% due 11/15/2035	1,000,000	1,019,057
Comcast Corp., Class A
7.05% due 03/15/2033 (a)	1,344,000	1,450,962
Cox Communications, Inc., Class A
4.625% due 06/01/2013	757,000	705,208
Historic TW Inc.
8.18% due 08/15/2007	400,000	418,412
Time Warner, Inc.
6.15% due 05/01/2007	1,269,000	1,284,747
7.625% due 04/15/2031	130,000	144,775

		5,197,539
Cellular Communications - 0.07%
American Tower Corp.
7.50% due 05/01/2012 (a)	170,000	177,650
AT&T Wireless Services, Inc.
8.75% due 03/01/2031	767,000	1,016,135
Rogers Wireless, Inc.
9.625% due 05/01/2011	140,000	161,000

		1,354,785
Chemicals - 0.07%
Cytec Industries, Inc.
6.75% due 03/15/2008	1,113,000	1,132,174
ICI Wilmington, Inc.
4.375% due 12/01/2008	235,000	228,996

		1,361,170
Commercial Services - 0.19%
Cendant Corp.
6.25% due 01/15/2008	125,000	127,254
6.25% due 03/15/2010	710,000	734,733

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
Cendant Corp. (continued)
6.875% due 08/15/2006	$150,000	$151,540
7.375% due 01/15/2013	1,417,000	1,583,105
K Hovnanian Enterprises, Inc.
6.25% due 01/15/2015	1,028,000	961,180

		3,557,812
Crude Petroleum & Natural Gas - 0.09%
Chesapeake Energy Corp.
7.00% due 08/15/2014	1,543,000	1,597,005
Premcor Refining Group, Inc.
7.50% due 06/15/2015	170,000	181,225

		1,778,230
Domestic Oil - 0.06%
Amerada Hess Corp.
7.30% due 08/15/2031	820,000	948,973
Devon Financing Corp., ULC
6.875% due 09/30/2011	150,000	164,075

		1,113,048
Drugs & Health Care - 0.04%
Cardinal Health, Inc.
6.75% due 02/15/2011	510,000	543,663
Wyeth
4.375% due 03/01/2008	145,000	143,346

		687,009
Electrical Equipment - 0.09%
General Electric Company
5.00% due 02/01/2013	1,665,000	1,664,134
Electrical Utilities - 1.09%
AES Gener SA
7.50% due 03/25/2014 (a)	1,500,000	1,523,047
American Electric Power Company, Inc.
5.25% due 06/01/2015	930,000	926,814
Arizona Public Service Co.
5.50% due 09/01/2035	860,000	813,624
CenterPoint Energy Houston Electric LLC, Series K2
6.95% due 03/15/2033 (a)	666,000	775,574
CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	690,000	789,078
Consumers Energy Co.
5.80% due 09/15/2035	1,000,000	972,866
Dominion Resources, Inc.
4.75% due 12/15/2010	835,000	816,041
5.70% due 09/17/2012	200,000	203,363
Empresa Nacional De Electricidad
8.35% due 08/01/2013	1,650,000	1,879,213
8.50% due 04/01/2009	280,000	305,379
Enersis SA
7.375% due 01/15/2014 (a)	883,000	949,778
FirstEnergy Corp.
6.45% due 11/15/2011	702,000	744,118
7.375% due 11/15/2031	530,000	625,384
Pacific Gas & Electric Company
4.20% due 03/01/2011	250,000	239,711
6.05% due 03/01/2034	1,850,000	1,914,674

The accompanying notes are an integral part of the financial statements. 264

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
PSEG Power LLC
5.00% due 04/01/2014	$150,000	$144,725
6.875% due 04/15/2006	1,760,000	1,769,115
8.625% due 04/15/2031	50,000	65,793
Scottish Power PLC
4.91% due 03/15/2010	190,000	188,236
TXU Corp., Series R
6.55% due 11/15/2034	3,303,000	3,120,998
TXU Electric Delivery Co.
6.375% due 01/15/2015	1,695,000	1,798,648
United Energy Distribution Property, Ltd.
4.70% due 04/15/2011	90,000	88,795

		20,654,974
Electronics - 0.03%
Jabil Circuit, Inc.
5.875% due 07/15/2010 (a)	210,000	213,282
Koninklijke Philips Electronics NV
7.20% due 06/01/2026	250,000	291,005

		504,287
Energy - 1.03%
Duke Capital LLC
6.75% due 02/15/2032	929,000	1,010,988
Duke Energy Corp.
3.75% due 03/05/2008	443,000	432,651
Enbridge Energy Partners L.P., Series B
4.75% due 06/01/2013 (a)	1,140,000	1,085,441
Enterprise Products Operating LP
4.95% due 06/01/2010	850,000	833,509
Enterprise Products Operating LP, Series B
5.00% due 03/01/2015	943,000	898,286
6.875% due 03/01/2033	834,000	883,498
GS Caltex Corp.
5.50% due 08/25/2014	778,000	779,744
Kansas City Power & Light Company, Series B
6.00% due 03/15/2007	960,000	969,693
Marathon Oil Corp.
6.80% due 03/15/2032 (a)	996,000	1,148,495
Nexen, Inc.
5.875% due 03/10/2035	993,000	976,436
Northern Border Pipeline Company
6.25% due 05/01/2007	986,000	999,352
Pioneer Natural Resources Company
5.875% due 07/15/2016	653,000	646,682
Progress Energy, Inc.
6.75% due 03/01/2006	1,040,000	1,043,266
7.00% due 10/30/2031	462,000	512,690
Sempra Energy
4.75% due 05/15/2009	733,000	722,747
TEPPCO Partners, L.P.
6.125% due 02/01/2013	872,000	899,274
Texas Gas Transmission Corp.
4.60% due 06/01/2015	1,860,000	1,757,858
TXU Energy Company LLC
4.92% due 01/17/2006 (b)	110,000	109,995

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
TXU Energy Company, LLC
7.00% due 03/15/2013	$3,632,000	$3,870,492

		19,581,097
Financial Services - 3.36%
AXA Financial, Inc.
7.75% due 08/01/2010	712,000	788,396
Bear Stearns Companies, Inc.
5.70% due 11/15/2014	1,645,000	1,696,640
Boeing Capital Corp.
6.50% due 02/15/2012	1,198,000	1,293,149
CIT Group, Inc.
4.00% due 05/08/2008	622,000	608,460
5.75% due 09/25/2007	946,000	959,161
CIT Group, Inc., Series MTN
4.5881% due 05/18/2007 (b)	733,000	734,986
Citigroup, Inc.
5.00% due 09/15/2014	200,000	196,871
5.00% due 03/06/2007	2,750,000	2,754,042
5.625% due 08/27/2012	1,260,000	1,298,697
CNOOC Finance 2003 Ltd.
5.50% due 05/21/2033	896,000	851,512
Corporacion Andina de Fomento
6.875% due 03/15/2012	220,000	239,329
Credit Suisse First Boston USA, Inc.
4.625% due 01/15/2008	1,276,000	1,269,911
Downey Financial Corp.
6.50% due 07/01/2014	150,000	150,481
Dresdner Bank-New York
7.25% due 09/15/2015	930,000	1,064,954
ERP Operating LP
4.75% due 06/15/2009	190,000	187,796
FleetBoston Financial Corp.
4.875% due 12/01/2006	743,000	742,731
Ford Motor Credit Company
6.875% due 02/01/2006	953,000	950,951
Fund American Companies, Inc.
5.875% due 05/15/2013	1,113,000	1,123,086
General Electric Capital Corp., Series MTNA
5.875% due 02/15/2012	1,966,000	2,050,634
General Motors Acceptance Corp.
6.125% due 09/15/2006	1,413,000	1,372,525
6.75% due 01/15/2006 (a)	1,900,000	1,898,746
8.00% due 11/01/2031 (a)	1,735,000	1,661,924
Goldman Sachs Group, Inc.
4.125% due 01/15/2008	1,050,000	1,033,880
HSBC Finance Corp.
4.625% due 01/15/2008	1,432,000	1,422,560
HSBC USA, Inc.
4.625% due 04/01/2014	750,000	720,112
International Lease Finance Corp.
3.50% due 04/01/2009	270,000	257,003
4.55% due 10/15/2009	100,000	98,740
4.75% due 07/01/2009	555,000	545,574
5.875% due 05/01/2013 (a)	1,317,000	1,362,884

The accompanying notes are an integral part of the financial statements. 265

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
International Lease Finance Corp., Series MTNP
4.55% due 01/15/2010 (b)	$1,615,000	$1,621,231
John Deere Capital Corp., Series MTND
4.125% due 01/15/2010	625,000	606,987
JP Morgan Chase & Company
6.75% due 02/01/2011	1,000,000	1,071,077
JPMorgan Chase & Company
5.25% due 05/30/2007	1,826,000	1,834,274
5.35% due 03/01/2007	2,075,000	2,083,134
JSG Funding PLC
7.75% due 04/01/2015 (a)	175,000	145,250
Lehman Brothers Holdings, Inc., Series MTN
4.25% due 01/27/2010 (a)	310,000	302,302
MBNA Capital, Series B
5.05% due 02/01/2027 (b)	325,000	318,459
MBNA Corp.
4.7206% due 05/05/2008 (b)	1,000,000	1,007,257
Mizuho JGB Investment LLC
9.87% due 12/31/2049 (b)	240,000	265,426
Morgan Stanley
6.75% due 04/15/2011	1,920,000	2,066,932
National Rural Utilities Cooperative Finance Corp.
3.875% due 02/15/2008	1,132,000	1,107,621
NiSource Finance Corp.
6.15% due 03/01/2013	912,000	955,101
7.875% due 11/15/2010	1,530,000	1,695,194
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015	3,360,000	3,302,796
Popular North America, Inc.
4.70% due 06/30/2009	1,500,000	1,473,571
Popular North America, Inc., Series MTNE
6.125% due 10/15/2006	1,439,000	1,447,138
Reliastar Financial Corp.
6.50% due 11/15/2008	160,000	166,248
Residential Capital Corp.
6.125% due 11/21/2008	2,050,000	2,054,986
6.375% due 06/30/2010	2,410,000	2,448,837
6.875% due 06/30/2015 (a)	2,540,000	2,698,966
SB Treasury Company LLC
zero coupon, Step up to 10.925% on
06/30/2008 due 12/29/2049 (b)	100,000	109,512
SLM Corp., Series MTNA
5.00% due 04/15/2015	250,000	245,814
The Goldman Sachs Group, Inc.
5.25% due 04/01/2013	1,735,000	1,737,457
6.875% due 01/15/2011	3,405,000	3,668,111
Westfield Capital Corp, Ltd.
4.375% due 11/15/2010	140,000	135,513

		63,904,929
Food & Beverages - 0.36%
Kellogg Company, Series B
6.60% due 04/01/2011	200,000	214,118
Kraft Foods, Inc.
5.25% due 06/01/2007	3,747,000	3,762,213

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Food & Beverages (continued)
Nabisco, Inc.
7.55% due 06/15/2015 (a)	$500,000	$582,725
Smithfield Foods., Inc.
7.00% due 08/01/2011	1,483,000	1,520,075
Tate & Lyle International Finance PLC
5.00% due 11/15/2014	690,000	661,527

		6,740,658

Forest Products - 0.00%
Weyerhaeuser Company
7.375% due 03/15/2032	40,000	44,468
Furniture & Fixtures - 0.06%
Mohawk Industries Inc., Series C
6.50% due 04/15/2007	1,053,000	1,069,682
Gas & Pipeline Utilities - 0.14%
Kinder Morgan Energy Partners LP
5.80% due 03/15/2035	660,000	631,359
7.30% due 08/15/2033	986,000	1,128,427
Michigan Consolidated Gas Company
5.70% due 03/15/2033	986,000	973,026

		2,732,812

Healthcare Services - 0.23%
Coventry Health Care, Inc.
5.875% due 01/15/2012 (a)	1,483,000	1,497,830
UnitedHealth Group, Inc.
3.75% due 02/10/2009	1,144,000	1,107,016
WellPoint, Inc.
3.50% due 09/01/2007	1,173,000	1,144,246
5.00% due 12/15/2014	686,000	673,861

		4,422,953

Holdings Companies/Conglomerates - 0.07%
SPI Electricity & Gas Australia Holdings Party Ltd.
6.15% due 11/15/2013	1,166,000	1,244,700
Homebuilders - 0.03%
Pulte Homes, Inc.
6.25% due 02/15/2013 (a)	100,000	101,876
Toll Brothers, Inc.
4.95% due 03/15/2014 (a)	500,000	463,303

		565,179

Hotels & Restaurants - 0.04%
Hilton Hotels Corp.
8.25% due 02/15/2011 (a)	120,000	131,509
Marriott International, Inc.
4.625% due 06/15/2012	565,000	543,808

		675,317

Industrial Machinery - 0.06%
Caterpillar, Inc.
7.25% due 09/15/2009 (a)	1,050,000	1,131,351
Insurance - 1.72%
ACE INA Holdings, Inc.
5.875% due 06/15/2014	3,360,000	3,475,708
Aetna, Inc.
7.375% due 03/01/2006	100,000	100,396

The accompanying notes are an integral part of the financial statements. 266

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Insurance (continued)
Allstate Corp.
5.55% due 05/09/2035	$3,000,000	$2,939,889
Arch Capital Group Ltd.
7.35% due 05/01/2034	1,300,000	1,466,711
Aspen Insurance Holdings Ltd.
6.00% due 08/15/2014	1,500,000	1,492,682
Assurant, Inc.
6.75% due 02/15/2034	1,965,000	2,135,544
CNA Financial Corp.
5.85% due 12/15/2014	3,125,000	3,147,303
Endurance Specialty Holdings Ltd.
6.15% due 10/15/2015	2,370,000	2,387,858
7.00% due 07/15/2034	1,670,000	1,770,928
Hartford Financial Services Group, Inc.
4.625% due 07/15/2013 (a)	696,000	667,354
Liberty Mutual Group, Inc.
6.50% due 03/15/2035	1,140,000	1,112,219
Liberty Mutual Insurance Company
7.697% due 10/15/2097	1,785,000	1,881,636
Marsh & McLennan Companies, Inc.
5.375% due 03/15/2007	1,386,000	1,388,721
5.375% due 07/15/2014	533,000	524,591
Metlife, Inc.
5.70% due 06/15/2035	1,175,000	1,179,352
Monumental Global Funding
5.20% due 01/30/2007	250,000	250,375
Nationwide Mutual Insurance Company
7.875% due 04/01/2033	30,000	36,337
North Front Pass-Through Trust
5.81% due 12/15/2024 (b)	250,000	250,232
Odyssey Re Holdings Corp.
7.65% due 11/01/2013	1,200,000	1,253,887
Oil Casualty Insurance, Ltd.
8.00% due 09/15/2034	1,873,000	1,852,715
Prudential Financial, Inc.
4.75% due 04/01/2014	125,000	122,138
Travelers Property Casualty Corp.
6.375% due 03/15/2033	1,130,000	1,203,307
W.R. Berkley Corp.
6.15% due 08/15/2019	1,166,000	1,173,403
XL Capital, Ltd.
5.25% due 09/15/2014	860,000	839,429

		32,652,715
International Oil - 0.13%
Newfield Exploration Company
8.375% due 08/15/2012	100,000	107,000
Pemex Project Funding Master Trust
5.7913% due 06/15/2010 (b)	200,000	207,000
6.125% due 08/15/2008	1,500,000	1,530,000
7.375% due 12/15/2014 (a)	500,000	555,500

		2,399,500
Leisure Time - 0.31%
AOL Time Warner, Inc.
7.70% due 05/01/2032	3,535,000	3,975,670

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
MGM Mirage, Inc.
6.00% due 10/01/2009	$1,213,000	$1,205,419
6.375% due 12/15/2011 (a)	666,000	661,837
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	135,000	135,844

		5,978,770

Liquor - 0.07%
Anheuser-Busch Companies, Inc.
6.50% due 02/01/2043	1,232,000	1,406,513
Manufacturing - 0.08%
Tyco International Group SA
6.375% due 10/15/2011	1,450,000	1,505,963
Metal & Metal Products - 0.13%
Alcan, Inc.
5.00% due 06/01/2015	590,000	572,320
CODELCO, Inc.
5.625% due 09/21/2035	1,200,000	1,194,562
Inco Ltd.
7.75% due 05/15/2012	680,000	758,904

		2,525,786

Mining - 0.04%
Corporacion Nacional del Cobre
5.50% due 10/15/2013	702,000	717,704
Paper - 0.01%
Norske Skogindustrier ASA
7.625% due 10/15/2011	245,000	262,341
Petroleum Services - 0.10%
Valero Logistics Operations LP
6.05% due 03/15/2013	1,875,000	1,936,965
Pharmaceuticals - 0.04%
Hospira, Inc.
5.90% due 06/15/2014	110,000	113,611
Schering Plough Corp.
5.55% due 12/01/2013 (b)	630,000	641,822

		755,433

Real Estate - 0.53%
Boston Properties, Ltd., REIT
6.25% due 01/15/2013	1,763,000	1,849,477
Camden Property Trust, REIT
5.00% due 06/15/2015 (a)	360,000	345,585
Colonial Properties Trust, REIT
6.25% due 06/15/2014	1,380,000	1,425,057
Developers Diversified Realty Corp., REIT
4.625% due 08/01/2010	125,000	121,086
Duke Realty Corp., REIT
4.7613% due 12/22/2006 (b)	690,000	690,821
Health Care Property Investors, Inc.,REIT
6.45% due 06/25/2012	648,000	679,192
Health Care, Inc., REIT
6.00% due 11/15/2013	523,000	523,318
Hospitality Properties Trust, REIT
6.75% due 02/15/2013	100,000	106,539

The accompanying notes are an integral part of the financial statements. 267

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Real Estate (continued)
iStar Financial, Inc., REIT
6.05% due 04/15/2015	$150,000	$151,251
iStar Financial, Inc., Series B, REIT
4.875% due 01/15/2009	1,610,000	1,583,865
Kimco Realty Corp., REIT
4.82% due 06/01/2014	500,000	482,009
Rouse Company, REIT
5.375% due 11/26/2013	1,135,000	1,077,364
Simon Property Group LP, REIT
5.75% due 12/01/2015	1,000,000	1,014,760

		10,050,324
Telecommunications Equipment &
Services - 0.29%
Citizens Communications Company
9.00% due 08/15/2031	1,120,000	1,134,000
Deutsche Telekom International Finance BV
8.00% due 06/15/2010	721,000	817,449
8.25% due 06/15/2030	510,000	648,653
France Telecom SA
8.00% due 03/01/2011	470,000	524,961
8.50% due 03/01/2031 (b)	1,280,000	1,707,853
SBC Communications, Inc.
4.125% due 09/15/2009	40,000	38,625
5.10% due 09/15/2014	40,000	39,075
5.625% due 06/15/2016	550,000	553,389
Singapore Telecommunications, Ltd.
6.375% due 12/01/2011	75,000	79,910

		5,543,915
Telephone - 0.43%
BellSouth Corp.
4.20% due 09/15/2009	125,000	121,423
Sprint Capital Corp.
6.125% due 11/15/2008	882,000	906,970
6.375% due 05/01/2009	188,000	195,125
6.875% due 11/15/2028	188,000	205,426
8.375% due 03/15/2012	1,138,000	1,318,900
8.75% due 03/15/2032	2,395,000	3,178,357
Telecom Italia Capital SA
4.00% due 01/15/2010	150,000	142,867
4.00% due 11/15/2008	125,000	121,224
6.00% due 09/30/2034 (a)	100,000	96,335
Verizon Global Funding Corp.
7.375% due 09/01/2012	618,000	689,219
Verizon, New York, Inc.
6.875% due 04/01/2012	1,133,000	1,181,073

		8,156,919
Tobacco - 0.03%
Altria Group, Inc.
7.00% due 11/04/2013	466,000	509,917
Transportation - 0.08%
CSX Corp.
4.5606% due 08/03/2006 (b)	1,426,000	1,427,932

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Transportation (continued)
Overseas Shipholding Group, Inc.
8.25% due 03/15/2013	$100,000	$105,750

		1,533,682

Utility Service - 0.05%
Public Service Company of New Mexico
4.40% due 09/15/2008	968,000	947,934

TOTAL CORPORATE BONDS (Cost $228,830,771)		$229,814,289

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.28%
Banc of America Commercial Mortgage Inc.,
Series 2005-3, Class J
5.3445% due 07/10/2043	830,000	755,175
Banc of America Commercial Mortgage Inc.,
Series 2005-5, Class G
5.402% due 10/10/2015	1,200,000	1,130,915
Banc of America Commercial Mortgage Inc.,
Series 2005-5, Class H
5.402% due 10/10/2015	800,000	716,311
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class F
5.279% due 11/10/2039	900,000	869,297
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class G
5.377% due 11/10/2039	900,000	866,449
Banc of America Commercial Mortgage, Inc.,
Series 2005-2, Class AJ
4.953% due 07/10/2043 (b)	1,085,000	1,057,378
Banc of America Commercial Mortgage, Inc.,
Series 2005-4, Class A5A
4.933% due 07/10/2045	1,500,000	1,473,462
Banc of America Large Loan, Series 2005-BOCA,
Class A2
4.5394% due 12/15/2016 (b)	1,333,000	1,333,746
Banc of America Large Loan, Series 2005-BBA6,
Class B
4.5794% due 01/15/2019 (b)	3,290,000	3,289,704
Banc of America Large Loan, Series 2005-BOCA,
Class K
5.7194% due 12/15/2016 (b)	1,120,000	1,120,991
Banc of America Large Loan,
Series 2005-MIB1, Class B
1.00% due 03/15/2022 (b)	2,740,000	2,739,015
Bank of America Commercial Mortgage, Inc.,
Series 2005-5, Class XC
0.042% IO due 10/10/2045	392,467,681	2,008,767
Bank of America Commercial Mortgage, Inc.,
Series 2001-3, Class A1
4.89% due 04/11/2037	171,683	171,285
Bear Stearns Asset Backed Securities, Inc.,
Series 2003-AC4, Class A
5.00% due 09/25/2033	1,341,838	1,314,701
Bear Stearns Asset Backed Securities, Inc.,
Series 2004-AC5, Class A1
5.25% due 10/25/2034	1,161,520	1,153,612

The accompanying notes are an integral part of the financial statements. 268

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR6 MTG, Class X1 144A
0.063% IO due 11/11/2041	$60,814,116	$1,093,280
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-T20, Class H
5.303% due 10/12/2042	2,300,000	2,189,853
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-PWR9, Class A4B
4.943% due 09/11/2042	2,250,000	2,203,616
Bear Stearns Commercial Mortgage Securities,
Series 2005-T20, Class J
5.303% due 10/12/2042	1,500,000	1,362,442
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR8, Class AJ
4.75% due 06/11/2041	1,000,000	956,983
Chase Commercial Mortgage Securities Corp,
Series 1997-1, Class A2
7.37% due 06/19/2029	2,170,570	2,200,730
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class C
7.928% due 07/15/2032	1,000,000	1,109,823
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2005-CD1, Class J
5.224% due 09/15/2020	1,211,000	1,087,205
Commercial Mortgage Pass-Through Certificates,
Series 2003-LB1A, Class A2
4.084% due 06/10/2038	375,000	351,615
Commercial Mortgage Pass-Through Certificates,
Series 2005-C6, Class B
5.2193% due 06/10/2044 (b)	1,800,000	1,791,419
Commercial Mortgage Pass-Through Certificates,
Series 2005-C6, Class G
5.459% due 06/10/2044	1,500,000	1,422,700
Commercial Mortgage Pass-Through Certificates,
Series 2005-FL11, Class AJ
4.5694% due 11/15/2017 (b)	1,835,000	1,833,861
Countrywide Alternative Loan Trust,
Series 2004-J7, Class 1A2
4.673% due 08/25/2034 (b)	1,393,428	1,388,402
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2003-57, Class A1
5.50% due 01/25/2034	1,928,917	1,922,919
Countrywide Home Loans,
Series 2005-12, Class 2A5
5.50% due 05/25/2035	116,287	114,807
Crown Castle Towers LLC,
Series 2005-1A, Class AFL
4.7494% due 06/15/2035 (b)	240,000	240,593
Crown Castle Towers LLC,
Series 2005-1A, Class AFX
4.643% due 06/15/2035	650,000	636,164
Crown Castle Towers LLC,
Series 2005-1A, Class B
4.878% due 06/15/2035	500,000	486,940
Crown Castle Towers LLC,
Series 2005-1A, Class D
5.612% due 06/15/2035	300,000	292,201

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp, Series
1999-C1, Class A1
6.91% due 09/15/2041	$107,373	$107,531
CS First Boston Mortgage Securities Corp, Series
2000-C1, Class A2
7.545% due 04/15/2062	1,533,000	1,661,735
CS First Boston Mortgage Securities Corp, Series
2003-CPN1, Class A1
3.727% due 03/15/2035	3,400,880	3,274,145
CS First Boston Mortgage Securities Corp.,
Series 2001-CF2, Class A3
6.238% due 02/15/2034	215,823	220,112
CS First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4
5.435% due 09/15/2034	250,000	254,064
CS First Boston Mortgage Securities Corp.,
Series 2001-CP4, Class A4
6.18% due 12/15/2035	275,000	288,619
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	125,000	131,236
CS First Boston Mortgage Securities Corp.,
Series 2004-C4, Class A4
4.283% due 10/15/2039	150,000	143,797
CS First Boston Mortgage Securities Corp.,
Series 2005-5, Class 4A1
6.25% due 07/25/2035	270,946	273,321
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AX
0.0486% IO due 02/15/2038 (b)	98,214,749	1,174,285
CS First Boston Mortgage Securities Corp.,
Series 2005-C2, Class B
5.016% due 04/15/2037 (b)	1,210,000	1,175,995
CS First Boston Mortgage Securities Corp.,
Series 2005-C4, Class F
5.3924% due 08/15/2038 (b)	1,984,000	1,946,185
CS First Boston Mortgage Securities Corp.,
Series 2005-C4, Class G
5.3924% due 08/15/2038 (b)	1,725,000	1,679,926
Federal National Mortgage Association Whole
Loan, Series 2002-W3, Class A5
7.50% due 01/25/2028	60,863	63,660
First Union National Bank Commercial Mortgage
Trust, Series 2001-C2, Class A1
6.204% due 01/12/2043	328,202	334,572
First Union National Bank Commercial Mortgage
Trust, Series 2002-C1, Class A1
5.585% due 02/12/2034	347,245	352,464
First Union-Lehman Brothers-Bank of America,
Series 1998-C2, Class E
6.778% due 11/18/2035	1,333,000	1,448,453
GE Capital Commercial Mortgage Corp.,
Series 2001-3, Class A2
6.07% due 06/10/2038	2,375,000	2,485,531
GE Capital Commercial Mortgage Corp.,
Series 2002-2A, Class A3
5.349% due 08/11/2036	150,000	151,986

The accompanying notes are an integral part of the financial statements. 269

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
GE Capital Commercial Mortgage Corp.,
Series 2005-C2, Class A4
4.978% due 05/10/2043 (b)	$945,000	$931,839
GE Capital Commercial Mortgage Corp.,
Series 2005-C2, Class C
5.133% due 05/10/2043 (b)	925,000	911,038
G-Force LLC, Series 2005-RR2, Class A4B
5.422% due 12/25/2039	1,835,000	1,827,689
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class XC
0.0758% IO due 08/10/2042 (b)	82,511,826	1,373,706
Greenwich Capital Commercial Funding Corp.,
Series 2002-C1, Class A2
4.112% due 01/11/2017	480,635	468,953
GS Mortgage Securities Corp II, Series 2005-GG4,
Class E
5.078% due 07/10/2039 (b)	1,125,000	1,085,909
GS Mortgage Securities Corp II, Series 2005-GG4,
Class XC
0.1064% IO due 07/10/2039 (b)	44,253,914	873,280
GS Mortgage Securities Corp. II, Series 2004-GG2,
Class XC
0.0728% IO due 08/10/2038 (b)	157,961,817	1,779,108
Hilton Hotels Pool Trust, Series 2000-HLTA, Class B
4.8113% due 10/03/2015 (b)	95,000	95,510
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP4, Class H
5.153% due 10/15/2042 (b)	1,300,000	1,154,397
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2002-C1, Class A3
5.376% due 07/12/2037	370,000	375,133
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-CBX, Class A2
3.89% due 01/12/2037	375,000	364,888
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-FL1A, Class A1
4.54% due 04/16/2019 (b)	735,775	736,068
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP2, Class E
4.981% due 07/15/2042 (b)	650,000	627,197
LB-UBS Commercial Mortgage Trust, Series
2000-C4, Class A2
7.37% due 08/15/2026	3,545,000	3,848,834
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class AJ
4.843% due 07/15/2040	850,000	820,175
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class G
5.111% due 07/15/2040 (b)	735,000	711,550
LB-UBS Commercial Mortgage Trust,
Series 2005-C5, Class A2
4.885% due 09/15/2040	2,500,000	2,488,575
LB-UBS Commercial Mortgage Trust,
Series 2005-C7, Class K
5.4778% due 11/15/2040 (b)	2,200,000	1,992,589

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Merrill Lynch Mortgage Trust, Series 2005-MCP1,
Class E
5.131% due 06/12/2043 (b)	$1,205,000	$1,156,981
Merrill Lynch Mortgage Trust, Series 2005-MCP1,
Class XC
0.049% IO due 06/12/2043 (b)	68,551,617	818,506
Merrill Lynch Mortgage Trust, Series 2004-BPB1,
Class XC
0.058% IO due 09/12/2041	44,970,154	888,286
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class F
5.384% due 07/12/2038	1,400,000	1,358,560
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class XC
0.041% IO due 07/12/2038	217,245,831	1,394,718
Merrill Lynch Mortgage Trust, Series 2005-LC1,
Class G
5.377% due 01/12/2044	1,400,000	1,323,577
Merrill Lynch Mortgage Trust, Series 2005-MCP1,
Class AJ
4.845% due 06/12/2043 (b)	920,000	889,531
Merrill Lynch Mortgage Trust, Series 2005-MKB2,
Class A4
5.204% due 09/12/2042 (b)	1,193,000	1,195,155
Morgan Stanley Capital I, Series 1999-FNV1, Class
A2
6.53% due 03/15/2031	1,125,000	1,166,972
Morgan Stanley Capital I, Series 2005-IQ10, Class H
5.513% due 09/15/2042	1,000,000	914,969
Morgan Stanley Capital I, Series 2005-HQ6, Class B
5.152% due 08/13/2042 (b)	2,500,000	2,461,870
Multi Security Asset Trust, Series 2005-RR4A,
Class F
5.88% due 11/28/2035 (b)	946,000	939,690
Residential Asset Mortgage Products, Inc., Series
2004-SL2, Class A1
6.50% due 10/25/2016	1,987,265	2,022,677
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	120,000	126,633
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A2
6.226% due 12/18/2035	249,937	252,665
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A3
6.428% due 12/18/2035	925,000	974,707
SBA CMBS Trust, Series 2005-1A, Class C
5.731% due 11/15/2035	1,118,000	1,129,049
Sequoia Mortgage Trust, Series 2005-3, Class A1
4.57% due 05/20/2035 (b)	1,676,956	1,674,902
Structured Asset Securities Corp.,
Series 1998-RF2, Class A
8.582% due 07/15/2027 (b)	40,893	41,418
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C16, Class XC
0.1722% IO due 10/15/2041 (b)	34,858,829	664,887

The accompanying notes are an integral part of the financial statements. 270

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C10, Class A3
4.39% due 02/15/2041	$2,000,000	$1,923,554
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class XC
0.0417% IO due 03/15/2042 (b)	80,908,003	732,962
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class E
5.109% due 05/15/2044 (b)	825,000	793,699
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class H
5.195% due 10/15/2044 (b)	2,200,000	1,960,414
Wachovia Bank Commercial Mortgage Trust,
Series 2005-WL5A, Class A2
4.5694% due 01/15/2018 (b)	1,686,000	1,685,689
Washington Mutual, Inc., Series 2005-1, Class 6A1
6.50% due 03/25/2035	167,994	171,121
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A6
4.1097% due 06/25/2035 (b)	275,000	275,080
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16, Class 2A1
4.9453% due 10/25/2035 (b)	8,094,057	8,049,725

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $120,864,874)		$119,308,413

ASSET BACKED SECURITIES - 3.28%
Advanta Business Card Master Trust,
Series 2005-A1, Class A1
4.44% due 04/20/2011 (b)	375,000	374,297
ARG Funding Corp., Series 2005-2A, Class A1
4.54% due 05/20/2009	240,000	238,572
Argent Securities, Inc., Series 2004-W1, Class M3
5.8288% due 03/25/2034 (b)	2,000,000	2,009,534
California Infrastructure Development PG&E-1,
Series 1997-1, Class A7
6.42% due 09/25/2008	104,042	104,829
California Infrastructure SCE-1, Series 1997-1,
Class A6
6.38% due 09/25/2008	120,039	121,017
Capital Trust Re CDO Ltd, Series 2005-1A, Class C
5.12% due 03/20/2050 (b)	1,120,000	1,119,216
Capital Trust Re CDO Ltd, Series 2005-1A, Class E
6.47% due 03/20/2050 (b)	746,000	746,787
Capital Trust Re CDO Ltd, Series 2005-3A, Class A1
5.094% due 06/25/2035	2,510,000	2,540,198
Centex Home Equity, Series 2001-B, Class A5
6.83% due 07/25/2032	1,756,000	1,761,581
Centex Home Equity, Series 2004-D, Class AF4
4.68% due 06/25/2032	160,000	158,792
Centex Home Equity, Series 2005-A, Class M4
5.1788% due 01/25/2035 (b)	1,416,000	1,421,403
Citibank Credit Card Issuance Trust, Series
2002-A1, Class A1
4.95% due 02/09/2009	2,000,000	2,001,976

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Citigroup Mortgage Loan Trust, Inc., Series
2005-OPT4, Class A2C
4.6288% due 07/25/2035 (b)	$4,328,000	$4,330,129
Countryplace Manufactured Housing Contract
Trust, Series 2005-1, Class A3
4.80% due 12/15/2035 (b)	275,000	263,570
Countrywide Asset-Backed Certificates, Series
2005-17, Class 1AF2
5.363% due 05/25/2036 (b)	3,000,000	2,999,460
Countrywide Asset-Backed Certificates,
Series 2004-10, Class AF3
3.842% due 10/25/2030 (b)	2,641,000	2,614,908
Countrywide Asset-Backed Certificates,
Series 2004-12, Class 2AV2
4.6588% due 09/25/2033 (b)	188,895	189,117
Credit-Based Asset Servicing and Securitization,
Series 2005-CB8, Class AF2
5.303% due 12/25/2035	2,500,000	2,503,125
CW Capital Cobalt I, Series 2005-1A, Class A1
4.67% due 05/25/2045 (b)	2,110,536	2,107,775
Discover Card Master Trust I,
Series 1996-4, Class A
4.7444% due 10/16/2013 (b)	275,000	279,323
Drivetime Auto Owner Trust,
Series 2004-A, Class A3
2.419% due 08/15/2008	146,462	144,654
Equity One ABS, Inc., Series 2003-4, Class AF3
3.531% due 11/25/2033	383,879	382,494
Equity One ABS, Inc., Series 2004-1, Class M2
5.115% due 04/25/2034	666,000	650,232
Equity One ABS, Inc., Series 2004-1, Class M3
5.26% due 04/25/2034	1,500,000	1,454,390
Equity One ABS, Inc., Series 2004-2, Class AV2
4.6288% due 07/25/2034 (b)	808,214	809,225
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2004-FF3, Class A2C
4.8588% due 05/25/2034 (b)	3,000,000	3,019,864
First Investors Auto Owner Trust,
Series 2005-A, Class A2
4.23% due 07/16/2012	250,000	247,462
Green Tree Financial Corp.,
Series 1996-8, Class A6
7.60% due 10/15/2027	1,435,061	1,497,323
Greenpoint Manufactured Housing,
Series 2000-7, Class A1
4.66% due 06/17/2022 (b)	228,273	229,251
IndyMac Home Equity Loan Asset-Backed Trust,
Series 2004-B, Class A2B
4.7388% due 11/25/2034 (b)	115,124	115,312
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
5.0788% due 02/25/2034 (b)	1,600,000	1,604,211
MBNA Credit Card Master Note Trust, Series
2002-C1, Class C1
6.80% due 07/15/2014	500,000	538,893

The accompanying notes are an integral part of the financial statements. 271

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Morgan Stanley ABS Capital I,
Series 2004-OP1, Class A2B
4.6688% due 11/25/2034 (b)	$250,000	$250,326
New Century Home Equity Loan Trust,
Series 2004-A, Class AII5
5.25% due 08/25/2034 (b)	230,000	228,878
Newcastle CDO, Ltd., Series 2005-7A, Class 2FL,
144A
4.72% due 12/25/2050	1,740,000	1,740,000
Nordstrom Credit Card Master Note Trust, Series
2002-1A, Class B
5.0694% due 10/13/2010 (b)	150,000	150,331
Option One Mortgage Loan Trust, Series 2005-1,
Class M1
4.8988% due 02/25/2035 (b)	866,000	866,994
Option One Mortgage Loan Trust, Series 2004-1,
Class M1
4.9788% due 01/25/2034 (b)	933,000	936,306
Peco Energy Transition Trust,
Series 1999-A, Class A7
6.13% due 03/01/2009	315,000	322,818
PG&E Energy Recovery Funding LLC,
Series 2005-1, Class A3
4.14% due 09/25/2012	180,000	176,017
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class AF3
4.982% due 09/25/2035 (b)	2,850,000	2,844,785
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A2
5.35% due 01/25/2036 (b)	2,200,000	2,200,000
Providian Gateway Master Trust,
Series 2004-DA, Class A
3.35% due 09/15/2011	325,000	316,634
Rental Car Finance Corp.,
Series 2005-1A, Class A2
4.59% due 06/25/2011	250,000	245,179
Residential Accredit Loans, Inc.,
Series 2004-QS16, Class 1A1
5.50% due 12/25/2034	282,798	281,837
Residential Asset Mortgage Products, Inc., Series
2005-RS6, Class A12
4.6188% due 06/25/2035 (b)	2,664,000	2,662,326
Residential Asset Mortgage Products, Inc.,
Series 2004-RS9, Class AI4
4.767% due 10/25/2032 (b)	250,000	247,233
Residential Asset Mortgage Products, Inc.,
Series 2004-RZ3, Class AI4
4.572% due 05/25/2033 (b)	150,000	146,583
Residential Funding Mortgage Securities II, Series
2002-HI1, Class A7
6.90% due 01/25/2033	3,000,000	3,053,461
Specialty Underwriting & Residential Finance,
Series 2004-BC4, Class A2B
4.6888% due 10/25/2035 (b)	250,000	250,614
Structured Asset Investment Loan Trust,
Series 2004-8, Class A7
4.6788% due 09/25/2034 (b)	250,000	250,222

Managed Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Structured Asset Securities Corp.,
Series 2004-16XS, Class A2
4.91% due 08/25/2034	$1,140,395	$1,136,412
Structured Asset Securities Corp.,
Series 2004-19XS, Class A2
4.37% due 10/25/2034	2,700,000	2,678,448
Structured Asset Securities Corp.,
Series 2004-6XS, Class M1
4.92% due 03/25/2034	1,666,000	1,616,251
Triad Auto Receivables Owner Trust,
Series 2005-A, Class A4
4.22% due 06/12/2012	325,000	319,532
USAA Auto Owner Trust, Series 2004-3, Class A3
3.16% due 02/17/2009	275,000	271,092
Vanderbilt Acquisition Loan Trust,
Series 2002-1, Class A3
5.70% due 09/07/2023	250,000	250,515
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI5
4.89% due 11/25/2028 (b)	250,000	245,798

TOTAL ASSET BACKED SECURITIES
(Cost $62,374,311)		$62,267,512

SUPRANATIONAL OBLIGATIONS - 0.12%
Honduras - 0.05%
Central American Bank for Economic Integration
6.75% due 04/15/2013	900,000	958,527
Venezuela - 0.07%
Corporacion Andina de Fomento
5.20% due 05/21/2013	1,330,000	1,324,608

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $2,295,619)		$2,283,135

SHORT TERM INVESTMENTS - 4.37%
State Street Navigator Securities
Lending Prime Portfolio (c)	$81,656,917	$81,656,917
United States Treasury Bills
3.81% due 03/23/2006 ****	1,500,000	1,487,013

TOTAL SHORT TERM INVESTMENTS
(Cost $83,144,480)		$83,143,930

REPURCHASE AGREEMENTS - 9.96%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$189,421,136 on 1/3/2006,
collateralized by $118,520,000
U.S. Treasury Bonds, 8.125% due
08/15/2019 (valued at
$164,890,950, including interest)
and $28,545,000 U.S. Treasury
Notes, 4.00% due 06/15/2009
(valued at $28,279,846, including
interest) (c)***	$189,378,000	$189,378,000

TOTAL REPURCHASE AGREEMENTS
(Cost $189,378,000)		$189,378,000

The accompanying notes are an integral part of the financial statements. 272

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Investments (Managed Trust)
(Cost $2,123,124,216) - 112.99%		$2,147,807,298
Liabilities in Excess of Other Assets - (12.99)%		(246,938,411)

TOTAL NET ASSETS - 100.00%		$1,900,868,887

Mid Cap Core Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 90.64%
Advertising - 0.93%
aQuantive, Inc. *	51,694	$1,304,756
Getty Images, Inc. *	16,348	1,459,386

		2,764,142
Apparel & Textiles - 1.06%
Mohawk Industries, Inc. *	36,271	3,154,852
Auto Parts - 1.01%
Genuine Parts Company	68,070	2,989,634
Banking - 3.97%
Investors Financial Services Corp.	91,672	3,376,280
Marshall & Ilsley Corp.	58,350	2,511,384
North Fork Bancorporation, Inc.	108,273	2,962,349
TCF Financial Corp.	107,956	2,929,926

		11,779,939
Broadcasting - 1.20%
Belo Corp., Class A	166,730	3,569,689
Building Materials & Construction - 1.09%
Masco Corp.	107,078	3,232,685
Business Services - 6.52%
Cadence Design Systems, Inc. *	88,661	1,500,144
Fair Isaac Corp.	63,140	2,788,894
H & R Block, Inc.	217,276	5,334,126
Pitney Bowes, Inc.	65,539	2,769,023
Rentokil Initial PLC	1,309,986	3,681,051
Reynolds & Reynolds Company, Class A	116,445	3,268,611

		19,341,849
Chemicals - 6.27%
Engelhard Corp.	100,356	3,025,733
Rohm & Haas Company	70,843	3,430,218
Sigma-Aldrich Corp.	91,836	5,812,301
Techne Corp. *	59,992	3,368,551
The Scotts Company, Class A	65,208	2,950,010

		18,586,813
Coal - 0.48%
Massey Energy Company	37,339	1,414,028
Computers & Business Equipment - 3.36%
GTECH Holdings Corp.	106,524	3,381,072
Xerox Corp. *	449,002	6,577,879

		9,958,951
Construction Materials - 1.07%
Sherwin-Williams Company	69,592	3,160,869
Containers & Glass - 2.09%
Ball Corp.	75,270	2,989,724
Pactiv Corp. *	145,680	3,204,960

		6,194,684

Mid Cap Core Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cosmetics & Toiletries - 2.96%
Avon Products, Inc.	23,333	$666,157
Estee Lauder Companies, Inc., Class A	129,606	4,339,209
International Flavors & Fragrances, Inc.	112,308	3,762,318

		8,767,684
Crude Petroleum & Natural Gas - 1.73%
Newfield Exploration Company *	70,052	3,507,504
Sunoco, Inc.	20,842	1,633,596

		5,141,100
Domestic Oil - 1.18%
Murphy Oil Corp.	65,080	3,513,669
Electrical Utilities - 1.12%
Wisconsin Energy Corp.	84,717	3,309,046
Electronics - 1.67%
Agilent Technologies, Inc. *	5,557	184,992
Amphenol Corp., Class A	73,501	3,253,154
Synopsys, Inc. *	75,227	1,509,054

		4,947,200
Energy - 1.04%
Southwestern Energy Company *	85,419	3,069,959
Financial Services - 0.42%
Archipelago Holdings, Inc. *	25,212	1,254,801
Food & Beverages - 2.05%
Cadbury Schweppes PLC	285,000	2,691,535
Campbell Soup Company	66,445	1,978,068
ConAgra Foods, Inc.	68,816	1,395,588

		6,065,191
Funeral Services - 1.56%
Service Corp. International	566,207	4,631,573
Furniture & Fixtures - 1.12%
Ethan Allen Interiors, Inc.	90,881	3,319,883
Gas & Pipeline Utilities - 2.51%
Williams Companies, Inc.	321,423	7,447,371
Healthcare Products - 1.00%
Biomet, Inc.	81,059	2,964,328
Holdings Companies/Conglomerates - 0.49%
Groupe Bruxelles Lambert SA	14,965	1,468,231
Hotels & Restaurants - 1.32%
Outback Steakhouse, Inc.	94,115	3,916,125
Industrial Machinery - 7.41%
Briggs & Stratton Corp.	136,589	5,298,287
Dover Corp.	78,298	3,170,286
FMC Technologies, Inc. *	108,273	4,647,077
ITT Industries, Inc.	32,900	3,382,778
Pall Corp.	150,108	4,031,901
Parker-Hannifin Corp.	22,024	1,452,703

		21,983,032
Insurance - 6.69%
ACE, Ltd.	80,014	4,275,948

The accompanying notes are an integral part of the financial statements. 273

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Mid Cap Core Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Axis Capital Holdings, Ltd.	135,591	$4,241,287
Genworth Financial, Inc.	89,338	3,089,308
Marsh & McLennan Companies, Inc.	92,072	2,924,207
Montpelier Re Holdings, Ltd.	65,766	1,242,977
XL Capital, Ltd., Class A	60,316	4,064,092

		19,837,819
International Oil - 2.25%
Nabors Industries, Ltd. *	45,338	3,434,353
Noble Corp.	45,901	3,237,857

		6,672,210
Life Sciences - 3.05%
PerkinElmer, Inc.	209,134	4,927,197
Waters Corp. *	109,064	4,122,619

		9,049,816
Liquor - 1.58%
Heineken NV	147,607	4,681,042
Manufacturing - 1.26%
Mettler-Toledo International, Inc. *	67,955	3,751,116
Petroleum Services - 4.19%
BJ Services Company	175,003	6,417,360
Smith International, Inc.	161,514	5,993,785

		12,411,145
Pharmaceuticals - 1.44%
Forest Laboratories, Inc. *	104,681	4,258,423
Pollution Control - 1.09%
Republic Services, Inc.	85,691	3,217,697
Publishing - 1.15%
McGraw-Hill Companies, Inc.	66,112	3,413,363
Retail Grocery - 1.29%
The Kroger Company *	202,744	3,827,807
Retail Trade - 2.64%
99 Cents Only Stores *	148,444	1,552,724
Bed Bath & Beyond, Inc. *	81,746	2,955,118
Fossil, Inc. *	21,339	459,002
PETsMART, Inc.	49,446	1,268,784
The TJX Companies, Inc.	68,093	1,581,801

		7,817,429
Semiconductors - 3.53%
Analog Devices, Inc.	112,715	4,043,087
ASML Holding NV *	79,823	1,602,846
Microchip Technology, Inc.	46,200	1,485,330
Xilinx, Inc.	131,896	3,325,098

		10,456,361
Software - 1.00%
Computer Associates International, Inc.	105,058	2,961,585
Steel - 0.49%
Tenaris SA, ADR	12,637	1,446,936

Mid Cap Core Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Toys, Amusements & Sporting Goods - 0.53%
Nintendo Company, Ltd.	12,948	$1,565,227
Travel Services - 1.83%
Sabre Holdings Corp.	224,633	5,415,902

TOTAL COMMON STOCKS (Cost $254,172,085)		$268,731,206

OPTIONS - 0.01%
Put Options - 0.01%
BJ Services Company
Expiration 01/21/2006 at $55.00	36,000	1,800
Nabors Industries, Ltd.
Expiration 01/21/2006 at $60.00	19,000	950
Williams Companies, Inc.
Expiration 01/21/2006 at $20.00	111,000	5,550

		8,300

TOTAL OPTIONS (Cost $283,922)		$8,300

REPURCHASE AGREEMENTS - 15.11%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
3.90% to be repurchased at
$44,823,415 on 1/3/2006,
collateralized by $28,515,000
Federal Home Loan Bank, 4.125%
due 04/18/2008 (valued at
$28,411,633, including interest)
and $16,680,000 Federal National
Mortgage Association, 6.00% due
05/15/2008 (valued at
$17,289,871, including interest) (c)	$44,804,000	$44,804,000

TOTAL REPURCHASE AGREEMENTS
(Cost $44,804,000)		$44,804,000

Total Investments (Mid Cap Core Trust)
(Cost $299,260,007) - 105.76%		$313,543,506
Liabilities in Excess of Other Assets - (5.76)%		(17,069,473)

TOTAL NET ASSETS - 100.00%		$296,474,033

Mid Cap Stock Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.17%
Aerospace - 4.09%
Alliant Techsystems, Inc. *	176,985	$13,480,947
Rockwell Collins, Inc.	298,908	13,890,255
Smiths Group PLC	668,438	12,016,564

		39,387,766

Air Travel - 4.48%
Gol Linhas Aereas Inteligentes SA, ADR	246,360	6,949,816
JetBlue Airways Corp. *	880,500	13,542,090
Ryanair Holdings PLC-SP ADR *	230,599	12,911,238

The accompanying notes are an integral part of the financial statements. 274

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Air Travel (continued)
Southwest Airlines Company	591,575	$9,719,577

		43,122,721
Apparel & Textiles - 1.09%
Geox SpA	952,593	10,485,323
Biotechnology - 4.73%
Applera Corp.	385,019	10,226,105
Cephalon, Inc. *	220,483	14,274,069
Genzyme Corp. *	102,976	7,288,641
ICOS Corp. *	295,788	8,172,623
Millennium Pharmaceuticals, Inc. *	573,717	5,565,055

		45,526,493
Broadcasting - 1.96%
Sirius Satellite Radio, Inc. *	1,552,725	10,403,258
Univision Communications, Inc., Class A *	18,100	531,959
XM Satellite Radio Holdings, Inc., Class A *	289,725	7,903,698

		18,838,915
Business Services - 2.96%
Corporate Executive Board Company	114,985	10,314,155
Equifax, Inc.	240,800	9,155,216
Resources Connection, Inc. *	346,400	9,027,184

		28,496,555
Cellular Communications - 3.65%
Alamosa Holdings, Inc. *	537,900	10,010,319
American Tower Corp., Class A *	661,951	17,938,872
Crown Castle International Corp. *	267,780	7,205,960

		35,155,151
Commercial Services - 0.74%
CB Richard Ellis Group, Inc. *	122,014	7,180,524
Computers & Business Equipment - 3.65%
Cognizant Technology Solutions Corp.,
Class A *	240,933	12,130,977
Logitech International SA *	219,285	10,255,959
Network Appliance, Inc. *	473,100	12,773,700

		35,160,636
Containers & Glass - 1.39%
Jarden Corp. *	443,682	13,377,012
Crude Petroleum & Natural Gas - 1.73%
Chesapeake Energy Corp.	158,772	5,037,836
EOG Resources, Inc.	159,114	11,674,194

		16,712,030
Drugs & Health Care - 2.13%
Mentor Corp.	149,372	6,883,062
Shionogi & Co., Ltd.	967,653	13,634,812

		20,517,874
Electrical Equipment - 1.80%
FLIR Systems, Inc. *	358,900	8,014,237
Tektronix, Inc.	331,954	9,364,422

		17,378,659

Mid Cap Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy - 1.61%
Q-Cells AG *	102,216	$5,961,426
Suntech Power Holdings Co., Ltd., ADR *	351,900	9,589,275

		15,550,701
Financial Services - 7.05%
E*TRADE Financial Corp. *	583,505	12,171,914
Eaton Vance Corp.	334,456	9,150,716
Julius Baer Holding AG - REG, Class B	129,962	9,201,462
Melco International Development	8,179,262	9,810,620
Nasdaq Stock Market, Inc. *	387,384	13,628,169
State Street Corp. (c)	252,424	13,994,387

		67,957,268
Gold - 1.07%
Gold Fields Ltd., ADR	583,300	10,283,579
Healthcare Products - 0.47%
The Medicines Company *	259,361	4,525,849
Healthcare Services - 3.18%
Covance, Inc. *	301,765	14,650,691
Coventry Health Care, Inc. *	153,700	8,754,752
Health Net, Inc. *	140,567	7,246,229

		30,651,672
Homebuilders - 3.94%
Centex Corp.	136,900	9,786,981
D.R. Horton, Inc.	263,359	9,409,817
Pulte Homes, Inc.	18,114	712,967
Standard Pacific Corp.	243,871	8,974,453
Walter Industries, Inc.	182,100	9,054,012

		37,938,230
Hotels & Restaurants - 3.08%
Harrah's Entertainment, Inc.	167,325	11,928,599
Starwood Hotels & Resorts Worldwide, Inc.	277,657	17,731,176

		29,659,775
International Oil - 0.68%
Noble Corp.	92,867	6,550,838
Internet Service Provider - 0.93%
Salesforce.Com, Inc. *	281,231	9,013,454
Internet Software - 2.50%
Checkfree Corp. *	172,820	7,932,438
F5 Networks, Inc. *	282,176	16,137,645

		24,070,083
Leisure Time - 2.67%
DreamWorks Animation SKG, Class A *	239,161	5,873,794
Las Vegas Sands Corp. *	218,351	8,618,314
Royal Caribbean Cruises, Ltd.	249,800	11,255,988

		25,748,096
Life Sciences - 1.73%
Pharmaceutical Product Development, Inc. *	268,390	16,626,761
Manufacturing - 0.92%
Roper Industries, Inc.	223,500	8,830,485

The accompanying notes are an integral part of the financial statements. 275

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Medical-Hospitals - 0.93%
Manor Care, Inc.	225,355	$8,962,368
Metal & Metal Products - 2.47%
Cameco Corp.	238,824	15,139,053
Precision Castparts Corp.	167,327	8,669,212

		23,808,265
Petroleum Services - 1.44%
BJ Services Company	204,216	7,488,601
GlobalSantaFe Corp.	131,898	6,350,888

		13,839,489
Pharmaceuticals - 4.67%
Alkermes, Inc. *	279,399	5,342,109
Amylin Pharmaceuticals, Inc. *	283,733	11,326,621
Forest Laboratories, Inc. *	221,738	9,020,302
IVAX Corp. *	458,331	14,359,510
Vertex Pharmaceuticals, Inc. *	177,110	4,900,634

		44,949,176
Pollution Control - 1.14%
Stericycle, Inc. *	186,096	10,957,332
Real Estate - 2.28%
Host Marriott Corp., REIT	656,275	12,436,411
Kimco Realty Corp., REIT	296,049	9,497,252

		21,933,663
Retail Trade - 8.41%
Abercrombie & Fitch Company, Class A	309,661	20,183,704
Advance Auto Parts, Inc. *	327,476	14,232,107
Kohl's Corp. *	304,900	14,818,140
Ross Stores, Inc.	334,295	9,661,125
Tiffany & Co.	317,993	12,175,952
Williams-Sonoma, Inc. *	230,493	9,945,773

		81,016,801
Software - 8.69%
Activision, Inc. *	590,700	8,116,218
Adobe Systems, Inc.	276,000	10,200,960
Cognos, Inc. *	257,689	8,944,385
Red Hat, Inc. *	873,390	23,791,144
THQ, Inc. *	646,166	15,411,059
VeriFone Holdings, Inc. *	680,796	17,224,139

		83,687,905
Telecommunications Equipment &
Services - 2.06%
Comverse Technology, Inc. *	374,097	9,947,239
Tellabs, Inc. *	912,100	9,941,890

		19,889,129
Transportation - 0.85%
C.H. Robinson Worldwide, Inc.	221,888	8,216,513

TOTAL COMMON STOCKS (Cost $786,685,589)		$936,007,091

Mid Cap Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 3.22%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2005 at
3.40% to be repurchased at
$31,033,719 on 1/3/2006,
collateralized by $21,925,000 U.S.
Treasury Bonds, 9.125% due
05/15/2018 (valued at
$31,672,533, including interest)	$31,022,000	$31,022,000

TOTAL REPURCHASE AGREEMENTS
(Cost $31,022,000)		$31,022,000

Total Investments (Mid Cap Stock Trust)
(Cost $817,707,589) - 100.39%		$967,029,091
Liabilities in Excess of Other Assets - (0.39)%		(3,761,941)

TOTAL NET ASSETS - 100.00%		$963,267,150

Mid Cap Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.78%
Advertising - 1.78%
The Interpublic Group of Companies, Inc. *	1,153,694	$11,133,147
Agriculture - 3.69%
Monsanto Company	159,502	12,366,190
Mosaic Company *	731,071	10,695,569

		23,061,759
Apparel & Textiles - 0.96%
Tommy Hilfiger Corp. *	368,407	5,982,930
Auto Parts - 2.86%
Dana Corp.	710,446	5,101,002
Genuine Parts Company	290,207	12,745,892

		17,846,894
Broadcasting - 2.05%
Clear Channel Communications, Inc.	154,900	4,871,605
Westwood One, Inc.	485,847	7,919,306

		12,790,911
Business Services - 5.58%
Cadence Design Systems, Inc. *	693,171	11,728,453
R.H. Donnelley Corp. *	156,647	9,652,588
R.R. Donnelley & Sons Company	392,769	13,436,628

		34,817,669
Chemicals - 3.88%
Chemtura Corp.	717,069	9,106,776
Eastman Chemical Company	292,338	15,081,718

		24,188,494
Computers & Business Equipment - 1.17%
Sybase, Inc. *	333,844	7,297,830
Containers & Glass - 4.39%
Ball Corp.	316,178	12,558,590

The accompanying notes are an integral part of the financial statements. 276

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Mid Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Containers & Glass (continued)
Pactiv Corp. *	674,127	$14,830,794

		27,389,384
Crude Petroleum & Natural Gas - 1.92%
EOG Resources, Inc.	163,485	11,994,894
Electrical Equipment - 1.49%
Hubbell, Inc., Class B	206,563	9,320,122
Electrical Utilities - 5.40%
Ameren Corp.	230,858	11,829,164
CMS Energy Corp. *	683,777	9,921,604
Northeast Utilities	448,479	8,830,552
Puget Energy, Inc.	152,143	3,106,760

		33,688,080
Food & Beverages - 1.22%
ConAgra Foods, Inc.	125,400	2,543,112
Dean Foods Company *	121,975	4,593,579
TreeHouse Foods, Inc. *	26,334	492,972

		7,629,663
Gas & Pipeline Utilities - 2.05%
NiSource, Inc.	447,649	9,337,958
Southwest Gas Corp.	130,755	3,451,932

		12,789,890
Healthcare Products - 1.39%
Bausch & Lomb, Inc.	127,655	8,667,774
Hotels & Restaurants - 2.10%
Brinker International, Inc.	266,868	10,317,117
Yum! Brands, Inc.	59,118	2,771,452

		13,088,569
Household Products - 1.74%
Newell Rubbermaid, Inc.	289,021	6,872,919
Tupperware Corp.	178,139	3,990,314

		10,863,233
Industrial Machinery - 3.66%
CNH Global NV	173,654	3,219,545
Cummins, Inc.	109,283	9,805,964
W.W. Grainger, Inc.	138,312	9,833,983

		22,859,492
Insurance - 12.95%
ACE, Ltd.	120,937	6,462,873
Aetna, Inc.	79,436	7,491,609
Conseco, Inc. *	383,037	8,874,967
Everest Re Group, Ltd.	108,230	10,860,881
Genworth Financial, Inc.	225,483	7,797,202
PartnerRe, Ltd.	174,785	11,478,131
PMI Group, Inc.	193,746	7,957,148
SAFECO Corp.	160,620	9,075,030
XL Capital, Ltd., Class A	160,414	10,808,696

		80,806,537
Internet Software - 1.51%
McAfee, Inc. *	346,946	9,412,645

Mid Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Leisure Time - 0.00%
Live Nation, Inc. *	62	$812
Manufacturing - 1.66%
Snap-on, Inc.	275,166	10,335,235
Metal & Metal Products - 2.05%
Timken Company	400,356	12,819,399
Mining - 1.27%
Potash Corp. of Saskatchewan, Inc.	98,961	7,938,651
Office Furnishings & Supplies - 0.97%
OfficeMax, Inc.	237,555	6,024,395
Paper - 3.06%
Bowater, Inc.	272,035	8,356,915
MeadWestvaco Corp.	382,821	10,730,473

		19,087,388
Petroleum Services - 4.08%
GlobalSantaFe Corp.	280,134	13,488,452
Halliburton Company	193,347	11,979,780

		25,468,232
Pharmaceuticals - 3.87%
King Pharmaceuticals, Inc. *	767,971	12,994,069
Mylan Laboratories, Inc.	559,712	11,171,852

		24,165,921
Publishing - 0.95%
American Greetings Corp., Class A	270,626	5,945,653
Real Estate - 1.87%
Healthcare Realty Trust, Inc., REIT	27,374	910,733
Host Marriott Corp., REIT	566,274	10,730,892

		11,641,625
Retail Grocery - 1.83%
Safeway, Inc.	255,927	6,055,233
The Kroger Company *	285,700	5,394,016

		11,449,249
Retail Trade - 3.08%
Federated Department Stores, Inc.	123,624	8,199,980
Foot Locker, Inc.	466,974	11,015,917

		19,215,897
Telecommunications Equipment &
Services - 5.35%
ADC Telecommunications, Inc. *	346,153	7,733,058
Avaya, Inc. *	786,256	8,389,352
JDS Uniphase Corp. *	2,673,300	6,308,988
PanAmSat Holding Corp.	186,757	4,575,546
Tellabs, Inc. *	584,784	6,374,146

		33,381,090
Telephone - 2.56%
CenturyTel, Inc.	198,147	6,570,554
Qwest Communications International, Inc. *	1,670,000	9,435,500

		16,006,054

The accompanying notes are an integral part of the financial statements. 277

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Mid Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Travel Services - 2.39%
Sabre Holdings Corp.	619,669	$14,940,220

TOTAL COMMON STOCKS (Cost $495,346,749)		$604,049,738

REPURCHASE AGREEMENTS - 3.32%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$20,712,717 on 1/3/2006,
collateralized by $20,170,000 U.S.
Treasury Notes, 4.875% due
02/15/2012 (valued at
$21,122,246, including interest) (c)	$20,708,000	$20,708,000

TOTAL REPURCHASE AGREEMENTS
(Cost $20,708,000)		$20,708,000

Total Investments (Mid Cap Value Trust)
(Cost $516,054,749) - 100.10%		$624,757,738
Liabilities in Excess of Other Assets - (0.10)%		(648,384)

TOTAL NET ASSETS - 100.00%		$624,109,354

Mid Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.25%
Advertising - 0.36%
Lamar Advertising Company *	13,200	$609,048
Aerospace - 1.27%
Raytheon Company	40,700	1,634,105
Rockwell Collins, Inc.	10,500	487,935

		2,122,040
Air Travel - 1.32%
Southwest Airlines Company	134,200	2,204,906
Aluminum - 0.73%
Alcan Aluminum, Ltd. CAD	30,000	1,228,500
Apparel & Textiles - 0.61%
Cintas Corp.	24,600	1,013,028
Banking - 4.70%
Citizens Banking Corp. (a)	11,700	324,675
Commerce Bancshares, Inc. (a)	13,620	709,875
Huntington Bancshares, Inc.	70,400	1,672,000
Investors Financial Services Corp. (a)	37,400	1,377,442
Northern Trust Corp.	34,700	1,798,154
Regions Financial Corp.	30,200	1,031,632
TCF Financial Corp.	30,300	822,342
Valley National Bancorp (a)	5,600	134,960

		7,871,080
Biotechnology - 2.81%
Cephalon, Inc. * (a)	19,200	1,243,008
Chiron Corp. *	46,500	2,067,390

Mid Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Human Genome Sciences, Inc. * (a)	61,100	$523,016
MedImmune, Inc. *	24,600	861,492

		4,694,906
Broadcasting - 2.30%
Cox Radio, Inc., Class A *	42,500	598,400
Discovery Holding Company *	20,700	313,605
Entercom Communications Corp. *	45,300	1,344,051
Univision Communications, Inc., Class A *	53,900	1,584,121

		3,840,177
Building Materials & Construction - 0.81%
American Standard Companies, Inc.	33,800	1,350,310
Business Services - 3.53%
Equifax, Inc.	35,700	1,357,314
Manpower, Inc.	36,400	1,692,600
Reuters Group PLC (a)	18,300	809,775
Service Master Company	14,600	174,470
The BISYS Group, Inc. *	134,100	1,878,741

		5,912,900
Cable and Television - 0.48%
Cablevision Systems New York Group,
Class A *	34,500	809,715
Cellular Communications - 1.01%
Nextel Partners, Inc., Class A *	36,600	1,022,604
Telephone & Data Systems, Inc.	7,500	259,575
Telephone & Data Systems, Inc.	11,200	403,536

		1,685,715
Cosmetics & Toiletries - 0.50%
Estee Lauder Companies, Inc., Class A	24,800	830,304
Domestic Oil - 1.35%
Murphy Oil Corp.	41,700	2,251,383
Electrical Equipment - 2.09%
AVX Corp. (a)	107,200	1,552,256
Molex, Inc.	79,100	1,945,069

		3,497,325
Electrical Utilities - 2.95%
CMS Energy Corp. * (a)	15,600	226,356
El Paso Electric Company * (a)	6,300	132,552
FirstEnergy Corp.	6,600	323,334
Pinnacle West Capital Corp.	42,700	1,765,645
TECO Energy, Inc.	145,300	2,496,254

		4,944,141
Electronics - 1.83%
Jabil Circuit, Inc. *	34,200	1,268,478
Synopsys, Inc. *	89,200	1,789,352

		3,057,830
Energy - 2.67%
Duke Energy Corp.	45,800	1,257,210
Hanover Compressor Company * (a)	101,000	1,425,110
NRG Energy, Inc. * (a)	26,800	1,262,816

The accompanying notes are an integral part of the financial statements. 278

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy (continued)
Xcel Energy, Inc. (a)	27,900	$515,034

		4,460,170
Financial Services - 6.03%
Charles Schwab Corp.	15,500	227,385
Federated Investors, Inc., Class B	16,300	603,752
Janus Capital Group, Inc.	109,900	2,047,437
LaBranche & Company, Inc. * (a)	31,100	314,421
Lazard, Ltd., Class A (a)	37,500	1,196,250
Moneygram International, Inc.	68,700	1,791,696
PNC Financial Services Group, Inc.	23,600	1,459,188
Synovus Financial Corp.	68,600	1,852,886
Waddell & Reed Financial, Inc., Class A (a)	28,500	597,645

		10,090,660
Food & Beverages - 2.30%
Campbell Soup Company	67,600	2,012,452
H.J. Heinz Company	49,000	1,652,280
McCormick & Company, Inc.	6,200	191,704

		3,856,436
Forest Products - 0.46%
Weyerhaeuser Company	11,600	769,544
Gas & Pipeline Utilities - 1.85%
Dynegy, Inc., Class A * (a)	151,100	731,324
NiSource, Inc.	113,500	2,367,610

		3,098,934
Gold - 0.80%
Meridian Gold, Inc. * (a)	61,200	1,338,444
Healthcare Products - 0.36%
Becton, Dickinson & Company	9,900	594,792
Healthcare Services - 2.07%
Healthsouth Corp. * (a)	258,100	1,264,690
Lincare Holdings, Inc. *	42,200	1,768,602
Weight Watchers International, Inc. * (a)	8,800	434,984

		3,468,276
Holdings Companies/Conglomerates - 1.04%
Groupe Bruxelles Lambert SA	3,500	343,388
Pearson PLC (a)	117,000	1,388,790

		1,732,178
Hotels & Restaurants - 1.10%
Outback Steakhouse, Inc. (a)	44,400	1,847,484
Household Products - 1.85%
Newell Rubbermaid, Inc. (a)	58,100	1,381,618
The Clorox Company	30,200	1,718,078

		3,099,696
Industrial Machinery - 4.01%
Cooper Cameron Corp. *	56,600	2,343,240
Deere & Company	29,400	2,002,434
Grant Prideco, Inc. *	53,700	2,369,244

		6,714,918

Mid Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance - 10.84%
Aon Corp.	34,800	$1,251,060
Aspen Insurance Holdings, Ltd.	40,300	953,901
Axis Capital Holdings, Ltd. (a)	60,900	1,904,952
Genworth Financial, Inc.	54,800	1,894,984
Jefferson-Pilot Corp.	29,700	1,690,821
Marsh & McLennan Companies, Inc.	89,400	2,839,344
Ohio Casualty Corp.	35,700	1,011,024
Radian Group, Inc.	6,000	351,540
St. Paul Travelers Companies, Inc.	56,017	2,502,279
UnumProvident Corp. (a)	72,300	1,644,825
Willis Group Holdings, Ltd. (a)	28,000	1,034,320
XL Capital, Ltd., Class A (a)	15,700	1,057,866

		18,136,916
Internet Retail - 0.39%
IAC/InterActiveCorp * (a)	22,999	651,102
Medical-Hospitals - 2.09%
Health Management Associates, Inc., Class A	13,700	300,852
Tenet Healthcare Corp. *	169,800	1,300,668
Universal Health Services, Inc., Class B (a)	40,400	1,888,296

		3,489,816
Mining - 0.39%
Potash Corp. of Saskatchewan, Inc.	8,200	657,804
Newspapers - 1.31%
Dow Jones & Company, Inc. (a)	49,900	1,770,951
Washington Post Company, Class B	548	419,220

		2,190,171
Office Furnishings & Supplies - 0.31%
Herman Miller, Inc.	18,500	521,515
Paper - 3.49%
Abitibi Consolidated, Inc.	124,200	503,010
Bowater, Inc. (a)	32,200	989,184
Domtar, Inc.	217,200	1,255,416
International Paper Company	69,100	2,322,451
MeadWestvaco Corp.	27,600	773,628

		5,843,689
Petroleum Services - 1.61%
Diamond Offshore Drilling, Inc.	38,800	2,698,928
Pharmaceuticals - 0.78%
OSI Pharmaceuticals, Inc. * (a)	27,400	768,296
Valeant Pharmaceuticals International (a)	29,400	531,552

		1,299,848
Publishing - 3.67%
Meredith Corp.	31,200	1,633,008
Scholastic Corp. * (a)	34,300	977,893
The New York Times Company, Class A (a)	65,800	1,740,410
Tribune Company	59,300	1,794,418

		6,145,729
Railroads & Equipment - 0.90%
Union Pacific Corp.	18,800	1,513,588

The accompanying notes are an integral part of the financial statements. 279

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate - 1.01%
Apartment Investment & Management
Company, Class A, REIT	31,700	$1,200,479
Equity Office Properties Trust, REIT	16,200	491,346

		1,691,825
Retail Trade - 5.15%
AnnTaylor Stores Corp. *	33,800	1,166,776
Big Lots, Inc. * (a)	88,600	1,064,086
Dillard's, Inc., Class A (a)	27,900	692,478
Family Dollar Stores, Inc.	70,800	1,755,132
Gap, Inc.	92,500	1,631,700
RadioShack Corp.	28,000	588,840
The TJX Companies, Inc.	73,900	1,716,697

		8,615,709
Sanitary Services - 2.80%
Allied Waste Industries, Inc. * (a)	192,900	1,685,946
Nalco Holding Company *	168,900	2,991,219

		4,677,165
Semiconductors - 1.89%
KLA-Tencor Corp.	16,400	809,012
Novellus Systems, Inc. *	73,400	1,770,408
Spansion, Inc. *	41,900	583,248

		3,162,668
Software - 1.42%
Intuit, Inc. *	44,600	2,377,180
Telecommunications Equipment &
Services - 0.84%
Andrew Corp. * (a)	57,900	621,267
Telus Corp.	19,300	777,018

		1,398,285
Telephone - 0.14%
Qwest Communications International, Inc. * (a)	40,420	228,373
Toys, Amusements & Sporting Goods - 2.15%
Hasbro, Inc.	60,300	1,216,854
Mattel, Inc.	151,000	2,388,820

		3,605,674
Transportation - 0.88%
Laidlaw International, Inc.	63,200	1,468,136

TOTAL COMMON STOCKS (Cost $143,152,900)		$159,368,961

PREFERRED STOCKS - 0.85%
Automobiles - 0.32%
General Motors Corp., Series A *	25,700	536,102
Energy - 0.15%
NRG Energy, Inc. *	200	259,975
Sanitary Services - 0.38%
Allied Waste Industries, Inc., Series D * (a)	2,400	628,855

TOTAL PREFERRED STOCKS (Cost $1,364,736)		$1,424,932

Mid Value Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 0.34%
Energy - 0.01%
Xcel Energy, Inc.
7.50% due 11/21/2007	$7,000	$10,833
Petroleum Services - 0.33%
Diamond Offshore Drilling, Inc.
1.50% due 04/15/2031 (a)	390,000	558,187

TOTAL CORPORATE BONDS (Cost $489,087)		$569,020

SHORT TERM INVESTMENTS - 19.94%
State Street Navigator Securities
Lending Prime Portfolio (c)	$29,577,049	$29,577,049
T. Rowe Price Reserve Investment Fund (c)	3,791,100	3,791,100

TOTAL SHORT TERM INVESTMENTS
(Cost $33,368,149)		$33,368,149

REPURCHASE AGREEMENTS - 1.71%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$2,858,651 on 01/03/2006,
collateralized by $2,945,000 U.S.
Treasury Notes, 4.00% due
06/15/2009 (valued at $2,917,644,
including interest) (c)	$2,858,000	$2,858,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,858,000)		$2,858,000

Total Investments (Mid Value Trust)
(Cost $181,232,872) - 118.09%		$197,589,062
Liabilities in Excess of Other Assets - (18.09)%		(30,266,592)

TOTAL NET ASSETS - 100.00%		$167,322,470

Money Market Trust
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 64.78%
Federal Home Loan Bank - 21.70%
zero coupon due 01/09/2006 to
02/10/2006	$511,247,000	$509,990,534
Federal Home Loan Mortgage Corp. - 20.56%
zero coupon due 01/18/2006 to
03/07/2006	484,976,000	483,234,550
Federal National Mortgage
Association - 22.52%
zero coupon due 01/05/2006 to
02/03/2006	530,486,000	529,239,557

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,522,464,642)		$1,522,464,642

The accompanying notes are an integral part of the financial statements. 280

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or
	Principal
	Amount	Value

SUPRANATIONAL OBLIGATIONS - 1.70%
Supranational - 1.70%
International Bank for Reconstruction and
Development Discount Notes
zero coupon due 01/12/2006	$40,000,000	$39,951,356

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $39,951,356)		$39,951,356

COMMERCIAL PAPER - 23.52%
Banking - 8.66%
Danske Corp.
zero coupon due 02/10/2006	25,000,000	24,880,278
Lloyds TSB Bank PLC
zero coupon due 01/17/2006	50,000,000	49,905,111
Rabobank USA Finance Corp.
zero coupon due 01/17/2006	79,003,000	78,901,647
Royal Bank of Scotland PLC
zero coupon due 01/12/2006	30,000,000	29,961,225
Societe Generale North America
zero coupon due 01/12/2006	20,000,000	19,974,028

		203,622,288

Diversified Financial Services - 1.06%
General Electric Capital Corp.
zero coupon due 01/19/2006	25,000,000	24,948,375
Financial Services - 9.77%
Barclays U.S. Funding LLC
zero coupon due 02/14/2006	75,000,000	74,798,483
National Australia Funding Delaware Inc.
zero coupon due 01/17/2006	65,000,000	64,888,506
UBS Finance Delaware LLC
zero coupon due 01/17/2006	90,000,000	89,829,422

		229,516,411

Pharmaceuticals - 4.03%
Pfizer Investment PLC
zero coupon due 01/11/2006	95,000,000	94,786,628

TOTAL COMMERCIAL PAPER (Cost $552,873,702)		$552,873,702

U.S. TREASURY OBLIGATIONS - 10.12%
U.S. Treasury - 10.12%
United States Treasury Bills
zero coupon due 03/02/2006 to
04/20/2006	240,000,000	237,771,004

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $237,771,004)		$237,771,004

REPURCHASE AGREEMENTS - 0.00%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
3.00% to be repurchased at
$93,031 on 01/03/2006,
collateralized by $95,000 U.S.
Treasury Bonds, 4.375% due
08/15/2012 (valued at $96,815,
including interest).	$93,000	$93,000

TOTAL REPURCHASE AGREEMENTS
(Cost $93,000)		$93,000

Total Investments (Money Market Trust)
(Cost $2,353,153,703) - 100.12%		$2,353,153,703
Liabilities in Excess of Other Assets - (0.12)%		(2,806,719)

TOTAL NET ASSETS - 100.00%		$2,350,346,984

Money Market Trust B
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.46%
Federal Home Loan Bank - 1.59%
zero coupon due 01/03/2006	$7,009,000	$7,007,715
Federal Home Loan Mortgage Corp. - 13.28%
zero coupon due 01/03/2006 to
01/30/2006	58,770,000	58,656,696
Federal National Mortgage
Association - 26.59%
zero coupon due 01/04/2006 to
01/26/2006	117,710,000	117,502,322

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $183,166,733)		$183,166,733

CORPORATE BONDS - 1.58%
Diversified Financial Services - 1.58%
General Electric Capital Corp., Series MTN
4.47% due 05/17/2006	7,000,000	7,000,000

TOTAL CORPORATE BONDS (Cost $7,000,000)		$7,000,000

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.69%
Lothian Mortgages PLC, Series 2005-4A, Class A1
4.369% due 01/24/2006 (b)	875,000	875,000
Permanent Financing PLC, Series 2005-7, Class 1A
4.32% due 03/10/2006 (b)	2,195,000	2,195,000

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,070,000)		$3,070,000

COMMERCIAL PAPER - 24.86%
Banking - 8.13%
Danske Corp.
zero coupon due 01/17/2006	18,000,000	17,965,800
Lloyds TSB Bank PLC
zero coupon due 01/17/2006	18,000,000	17,965,840

		35,931,640

Financial Services - 16.73%
Barclays U.S. Funding LLC
zero coupon due 01/09/2006	18,000,000	17,982,900
Goldman Sachs Group LP
zero coupon due 01/12/2006	15,000,000	14,980,338
ING (U.S.) Funding LLC
zero coupon due 01/17/2006	18,000,000	17,965,840
National Australia Funding Corp.
zero coupon due 01/13/2006	15,000,000	14,978,650
UBS Finance Delaware, Inc.
zero coupon due 01/10/2006	8,000,000	7,991,450

		73,899,178

TOTAL COMMERCIAL PAPER (Cost $109,830,818)		$109,830,818

The accompanying notes are an integral part of the financial statements. 281

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Money Market Trust B (continued)
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 31.39%
U.S. Treasury - 31.39%
United States Treasury Bills
zero coupon due 03/02/2006 to
04/20/2006	140,000,000	$138,676,472

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $138,676,472)		$138,676,472

Total Investments (Money Market Trust B)
(Cost $441,744,023) - 99.98%		$441,744,023
Other Assets in Excess of Liabilities - 0.02%		98,932

TOTAL NET ASSETS - 100.00%		$441,842,955

Natural Resources Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.91%
Aluminum - 1.65%
Alcoa, Inc.	399,875	$11,824,304
Coal - 1.88%
CONSOL Energy, Inc.	111,857	7,290,839
Massey Energy Company	164,277	6,221,170

		13,512,009
Crude Petroleum & Natural Gas - 9.63%
Burlington Resources, Inc.	116,534	10,045,231
EOG Resources, Inc.	321,331	23,576,055
Newfield Exploration Company *	174,248	8,724,597
Surgutneftegaz, ADR	117,855	6,446,669
XTO Energy, Inc.	459,214	20,177,863

		68,970,415
Domestic Oil - 5.69%
Noble Energy, Inc.	177,936	7,170,821
Suncor Energy, Inc.	308,393	19,393,091
Western Oil Sands, Inc. *	593,742	14,161,812

		40,725,724
Gas & Pipeline Utilities - 1.97%
Equitable Resources, Inc.	170,440	6,253,443
Western Gas Resources, Inc.	166,652	7,847,643

		14,101,086
Gold - 1.87%
Gold Fields, Ltd.	382,986	6,769,618
Placer Dome, Inc.	288,293	6,610,559

		13,380,177
International Oil - 23.31%
Canadian Natural Resources, Ltd.	831,067	41,077,569
China Petroleum and Chemical Corp. ADR	137,835	6,836,616
ConocoPhillips	174,283	10,139,785
EnCana Corp. - CAD	634,308	28,594,046
Lukoil Oil Company, ADR	218,173	12,872,207
Petroleo Brasileiro SA, ADR *	215,551	15,362,320
Royal Dutch Petroleum Company - NY Shares	166,631	10,246,140

Natural Resources Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
International Oil (continued)
Royal Dutch Shell PLC-ADR, Class B shares	127,664	$8,238,158
Talisman Energy, Inc.	635,534	33,576,821

		166,943,662
Metal & Metal Products - 15.29%
Alumina, Ltd.	1,726,253	9,403,582
Cameco Corp.	436,139	27,646,851
Companhia Siderurgica Nacional SA, ADR	366,503	7,843,164
Companhia Vale Do Rio Doce, ADR	256,497	10,552,287
Companhia Vale Do Rio Doce, SADR	813,474	29,488,432
Inco, Ltd.	241,521	10,523,070
Vedanta Resources PLC	939,773	14,027,499

		109,484,885
Mining - 9.84%
Aluminum Corp. China, Ltd. ADR	125,328	9,567,540
Anglo American PLC	206,805	7,033,869
Anglo Platinum, Ltd.	229,130	16,555,322
Apex Silver Mines, Ltd. *	77,847	1,237,767
Freeport-McMoran Copper & Gold, Inc.,
Class B	225,670	12,141,046
Impala Platinum Holdings, Ltd.	62,976	9,279,626
Xstrata PLC	626,607	14,646,087

		70,461,257
Paper - 3.62%
Abitibi Consolidated, Inc.	1,360,081	5,508,328
Domtar, Inc.	353,420	2,033,919
International Paper Company	546,535	18,369,042

		25,911,289
Petroleum Services - 20.58%
BP PLC, SADR	378,573	24,311,958
Exxon Mobil Corp.	529,695	29,752,968
GlobalSantaFe Corp.	129,177	6,219,873
Halliburton Company	155,449	9,631,620
Petro-Canada	263,269	10,533,470
Repsol YPF SA,- Sponsored ADR	201,824	5,935,644
Total SA, SADR	169,219	21,389,282
Transocean, Inc. *	107,815	7,513,627
Valero Energy Corp.	621,834	32,086,634

		147,375,076
Steel - 1.58%
Mittal Steel Company, NV	431,194	11,353,338

TOTAL COMMON STOCKS (Cost $456,012,843)		$694,043,222

PREFERRED STOCKS - 0.19%
Mining - 0.19%
Anglo American Platinum Corp., Ltd. - ZAR *	47,352	1,332,594

TOTAL PREFERRED STOCKS (Cost $738,341)		$1,332,594

The accompanying notes are an integral part of the financial statements. 282

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Natural Resources Trust (continued)
	Shares or
	Principal
	Amount	Value

WARRANTS - 0.07%
Financial Services - 0.07%
Goldman Sachs International
(Expiration date 06/30/2006; strike
price $0.0001)	19,500	$508,693

TOTAL WARRANTS (Cost $382,179)		$508,693

REPURCHASE AGREEMENTS - 2.82%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2005 at
3.40% to be repurchased at
$20,203,630 on 1/3/2006,
collateralized by $14,274,000 U.S.
Treasury Bonds, 9.125% due
05/15/2018 (valued at
$20,620,011 including interest)	$20,196,000	$20,196,000

TOTAL REPURCHASE AGREEMENTS
(Cost $20,196,000)		$20,196,000

Total Investments (Natural Resources Trust)
(Cost $477,329,363) - 99.99%		$716,080,509
Other Assets in Excess of Liabilities - 0.01%		50,270

TOTAL NET ASSETS - 100.00%		$716,130,779

Overseas Equity Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.88%
Australia - 2.46%
Amcor, Ltd. (a)	104,100	$570,895
Brambles Industries, Ltd. (a)	50,107	372,275
Foster's Group, Ltd.	105,000	430,139
Macquarie Bank, Ltd.	5,900	295,191
NRMA Insurance Group, Ltd. (a)	80,502	320,325
Promina Group (a)	186,600	663,043
QBE Insurance Group, Ltd. (a)	68,714	988,749
Rinker Group, Ltd.	104,274	1,259,293
Wesfarmers, Ltd.	18,300	496,690
Woolworths, Ltd.	58,722	726,417

		6,123,017
Austria - 0.43%
Raiffeisen International Bank Holding AG * (a)	3,500	230,238
Telekom Austria AG	19,540	439,646
Wienerberger Baustoffindustrie AG	10,000	400,260

		1,070,144
Belgium - 0.25%
UCB SA	13,000	610,858
Bermuda - 0.37%
Li & Fung, Ltd.	474,000	913,943
Canada - 4.42%
Abitibi Consolidated, Inc. (a)	58,400	233,410
Alcan Aluminum, Ltd. USD (a)	60,302	2,470,109

Overseas Equity Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Cameco Corp.	19,800	$1,253,092
Canadian Natural Resources, Ltd.	19,500	963,836
Canadian Tire Corp., Ltd. (a)	1,400	83,499
Falconbridge, Ltd. (a)	20,479	605,966
Inco, Ltd.	33,600	1,463,952
Methanex Corp.	23,800	446,218
Potash Corp. of Saskatchewan, Inc. (a)	17,800	1,421,313
Telus Corp. - Non Voting Shares	17,600	704,483
Telus Corp.	19,000	779,913
Toronto Dominion Bank Ontario (a)	10,700	560,994

		10,986,785
Denmark - 0.40%
Novo Nordisk AS	17,680	994,977
Finland - 0.16%
Stora Enso Oyj, R Shares	29,800	403,708
France - 9.03%
Accor SA (a)	17,900	984,821
AXA Group (a)	16,200	522,957
BNP Paribas SA (a)	52,602	4,257,609
Bouygues SA (a)	69,400	3,394,178
Compagnie Generale des Etablissements
Michelin, Class B (a)	5,300	297,997
Essilor International SA (a)	7,000	565,337
Groupe Danone SA (a)	9,500	992,804
Lafarge SA (a)	12,100	1,088,990
L'Air Liquide SA (a)	3,850	740,865
L'Oreal SA (a)	13,664	1,016,161
Sanofi-Aventis (a)	41,342	3,622,832
Schneider Electric SA (a)	24,865	2,218,691
Societe Generale (a)	9,222	1,134,660
Total SA (a)	1,900	477,446
Veolia Environnement SA (a)	14,300	647,558
Vivendi Universal SA (a)	15,013	470,416

		22,433,322
Germany - 6.38%
Allianz AG (a)	12,728	1,928,375
Altana AG	5,500	299,603
Bayer AG	40,700	1,700,870
Bayerische Motoren Werke (BMW) AG	10,800	473,846
Commerzbank AG	19,100	588,526
DaimlerChrysler AG	17,100	873,577
Deutsche Bank AG (a)	11,981	1,161,989
Deutsche Boerse AG	3,761	385,519
Deutsche Post AG	25,500	618,436
E.ON AG	15,545	1,608,709
Infineon Technologies AG * (a)	63,000	576,693
SAP AG, SADR	4,600	207,322
SAP AG (a)	9,780	1,773,819
Siemens AG	28,852	2,473,657
Volkswagen AG (a)	22,600	1,193,894

		15,864,835

The accompanying notes are an integral part of the financial statements. 283

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Overseas Equity Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong - 0.62%
Hang Lung Group, Ltd.	182,000	$386,133
Hang Lung Properties, Ltd.	179,000	279,343
PCCW, Ltd. (a)	676,000	416,312
Sun Hung Kai Properties, Ltd.	47,000	459,177

		1,540,965
Ireland - 0.37%
CRH PLC - London	31,400	923,648
Israel - 0.19%
Teva Pharmaceutical Industries, Ltd., SADR (a)	11,100	477,411
Italy - 0.43%
Banca Intesa SpA	63,906	338,657
Eni SpA (a)	26,572	737,261

		1,075,918
Japan - 31.55%
Advantest Corp.	9,400	948,134
AEON Company, Ltd.	87,700	2,231,931
Astellas Pharmaceuticals, Inc.	16,900	659,484
Canon, Inc. (a)	17,100	1,000,933
Chubu Electric Power Company, Inc.	18,800	448,151
Daiichi Sankyo Company, Ltd. *	63,100	1,217,785
Daimaru, Inc.	30,000	433,152
Daiwa House Industry Company, Ltd.	47,000	735,222
Fanuc, Ltd.	22,700	1,927,613
Hirose Electric Company, Ltd.	3,700	493,731
Hoya Corp.	20,800	748,151
Kansai Electric Power Company, Ltd. (a)	49,000	1,053,741
Kao Corp.	31,000	831,015
Millea Holdings, Inc.	84	1,446,556
Mitsubishi Corp.	52,000	1,151,340
Mitsubishi Estate Company, Ltd.	228,000	4,738,717
Mitsubishi UFJ Financial Group, Inc.	446	6,053,614
Mitsui & Company, Ltd. (a)	53,000	681,159
Mitsui Fudosan Company, Ltd. (a)	29,000	589,201
Mitsui Sumitomo Insurance Company, Ltd.	52,100	637,770
Mizuho Financial Group, Inc.	170	1,349,847
NGK Spark Plug Company, Ltd. (a)	35,000	757,126
Nidec Corp.	7,600	646,658
Nintendo Company, Ltd.	10,500	1,269,299
Nippon Electric Glass Company, Ltd.	56,000	1,223,278
Nippon Steel Corp.	140,000	498,812
Nippon Telegraph & Telephone Corp.	163	741,160
Nissan Motor Company, Ltd. (a)	139,300	1,412,144
Nitto Denko Corp.	28,200	2,198,490
Omron Corp.	22,000	507,635
Orix Corp. (a)	12,000	3,059,043
Ricoh Company, Ltd.	41,000	718,230
Rohm Company, Ltd.	12,800	1,393,146
Sekisui House, Ltd. (a)	17,000	214,014
Shimamura Company, Ltd. (a)	4,000	553,784
Shin-Etsu Chemical Company, Ltd.	14,400	765,931
SMC Corp.	13,000	1,858,246

Overseas Equity Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
SOFTBANK Corp. (a)	163,200	$6,894,605
Sompo Japan Insurance, Inc.	83,000	1,123,049
Sumitomo Corp.	157,000	2,031,091
Sumitomo Mitsui Financial Group, Inc. (a)	588	6,235,154
Sumitomo Realty & Development Company,
Ltd.	23,000	500,467
Suzuki Motor Corp.	96,600	1,790,558
T&D Holdings, Inc.	10,000	663,386
Takeda Pharmaceutical Company, Ltd.	19,600	1,060,808
TDK Corp.	5,900	406,914
Tokyo Electric Power Company, Ltd.	16,700	405,883
Tokyo Electron, Ltd.	32,500	2,042,967
Tokyo Gas Company, Ltd. (a)	135,000	600,102
Tokyu Corp. (a)	124,000	877,299
Trend Micro, Inc. * (a)	23,000	870,207
UNI Charm Corp.	8,500	382,168
Ushio, Inc. (a)	22,900	535,201
Yahoo Japan Corp. (a)	1,039	1,577,715
Yamada Denki Company, Ltd.	13,100	1,640,278
Yamato Transport Company, Ltd.	96,000	1,592,942

		78,425,037
Luxembourg - 0.28%
SES Global SA	40,900	702,290
Mexico - 1.16%
America Movil S.A. de C.V., Series L	98,700	2,887,962
Netherlands - 6.62%
ABN AMRO Holdings NV	74,757	1,955,567
Fortis	10,200	324,800
Heineken Holding NV	4,325	127,120
Heineken NV	60,600	1,921,800
ING Groep NV	62,872	2,181,473
Koninklijke (Royal) KPN NV	317,800	3,187,589
Reed Elsevier NV	16,900	236,153
Royal Dutch Shell PLC, A Shares	78,240	2,388,563
Royal Dutch Shell PLC, B Shares	114,965	3,671,122
Royal Numico NV *	11,400	472,226

		16,466,413
Norway - 0.54%
Den Norske Bank ASA	77,200	823,992
Norske Skogindustrier ASA (a)	32,139	510,978

		1,334,970
Portugal - 0.12%
Portugal Telecom, SGPS, SA	28,500	288,560
Singapore - 0.78%
Singapore Telecommunications, Ltd.	884,790	1,388,553
United Overseas Bank, Ltd.	63,072	553,695

		1,942,248
South Africa - 1.23%
Anglo American PLC	12,300	415,575

The accompanying notes are an integral part of the financial statements. 284

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Overseas Equity Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Sasol, Ltd.	73,400	$2,628,474

		3,044,049
South Korea - 1.63%
Samsung Electronics Company, Ltd.	5,070	3,303,144
Samsung Electronics Company, Ltd.-London,
GDR	2,250	741,375

		4,044,519
Spain - 4.35%
Altadis SA, Series A	13,000	589,921
Banco Bilbao Vizcaya Argentaria SA	138,500	2,473,296
Banco Santander Central Hispano SA (a)	165,300	2,182,593
Iberdrola SA (a)	27,200	743,734
Industria de Diseno Textil SA (a)	19,300	629,657
Repsol SA (a)	92,800	2,711,079
Telefonica SA	98,972	1,489,646

		10,819,926
Sweden - 1.93%
Assa Abloy AB, Series B	29,000	456,469
AstraZeneca PLC	18,400	900,143
Atlas Copco AB, Series A *	38,700	862,556
Ericsson LM, Series B	360,500	1,239,284
Sandvik AB	11,000	512,504
Telefonaktiebolaget LM Ericsson, SADR	23,600	811,840

		4,782,796
Switzerland - 8.77%
Adecco SA	8,871	408,824
Compagnie Financiere
Richemont AG, Series A	60,245	2,620,643
Credit Suisse Group AG	32,842	1,673,382
Givaudan AG	710	480,820
Holcim, Ltd.	45,094	3,069,252
Nestle SA	6,850	2,047,264
Novartis AG	94,219	4,947,581
Roche Holdings AG	15,902	2,385,995
Swiss Reinsurance Company AG	32,721	2,393,825
Swisscom AG	2,179	687,281
Synthes AG	3,981	446,858
UBS AG	6,764	643,505

		21,805,230
Taiwan - 0.69%
HON HAI Precision Industry
Company, Ltd., Reg. S, GDR	74,195	853,242
Taiwan Semiconductor
Manufacturing Company, Ltd., SADR	87,738	869,484

		1,722,726
United Kingdom - 13.34%
Anglo American PLC	12,900	438,756
ARM Holdings PLC	239,600	498,264
AstraZeneca Group PLC	53,658	2,608,885
AstraZeneca PLC, SADR	5,000	243,000
Brambles Industries, Ltd.	43,000	308,171

Overseas Equity Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Cadbury Schweppes PLC	44,313	$418,491
Carnival PLC	9,000	510,439
Diageo PLC	29,637	429,133
HBOS PLC	175,700	2,998,530
HSBC Holdings PLC	65,000	1,042,275
Johnston Press PLC	30,600	244,810
Kingfisher PLC	125,600	512,134
Lloyds TSB Group PLC	92,400	775,754
Northern Rock	29,000	469,999
Pearson PLC	73,700	870,818
Reed Elsevier PLC	214,361	2,011,527
Rio Tinto PLC	12,000	547,562
Rolls-Royce Group PLC, B Shares	2,418,160	4,156
Rolls-Royce Group PLC *	72,400	531,939
Royal Bank of Scotland Group PLC	166,002	5,007,004
Scottish & Southern Energy PLC	43,100	751,108
Standard Chartered PLC	69,900	1,555,731
Tesco PLC	76,800	437,555
Unilever PLC	223,948	2,218,881
Vodafone Group PLC	2,793,082	6,024,415
Wolseley PLC	34,600	728,450
Xstrata PLC	25,000	584,341
Yell Group PLC	43,100	397,406

		33,169,534
United States - 0.38%
Carnival Corp.	7,300	390,331
News Corp. (a)	35,498	559,787

		950,118

TOTAL COMMON STOCKS (Cost $192,796,636)		$245,805,909

SHORT TERM INVESTMENTS - 20.36%
State Street Navigator Securities
Lending Prime Portfolio (c)	$50,619,243	$50,619,243

TOTAL SHORT TERM INVESTMENTS
(Cost $50,619,243)		$50,619,243

REPURCHASE AGREEMENTS - 1.27%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$3,151,718 on 01/03/2006,
collateralized by $2,315,000 U.S.
Treasury Bonds, 8.125% due
08/15/2019 (valued at $3,220,744,
including interest) (c)	$3,151,000	$3,151,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,151,000)		$3,151,000

Total Investments (Overseas Equity Trust)
(Cost $246,566,879) - 120.51%		$299,576,152
Liabilities in Excess of Other Assets - (20.51)%		(50,983,261)

TOTAL NET ASSETS - 100.00%		$248,592,891

The accompanying notes are an integral part of the financial statements. 285

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

The portfolio had the following five top industry concentrations as of
December 31, 2005 (as a percentage of total net assets):
Banking	15.13%
Telecommunications Equipment & Services	6.55%
Insurance	5.18%
Pharmaceuticals	4.65%
Financial Services	4.23%

Pacific Rim Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.73%
Australia - 10.68%
Aristocrat Leisure, Ltd. (a)	21,160	$191,387
Australia and New Zealand Bank Group, Ltd.	65,334	1,148,761
Australia Gas & Light Company, Ltd.	30,060	379,358
Axa Asia Pacific Holdings, Ltd.	189,670	707,371
BHP Billiton, Ltd.	170,275	2,843,919
Coca-Cola Amatil, Ltd.	99,990	565,973
Commonwealth Bank of Australia, Ltd.	43,230	1,356,770
CSL, Ltd.	21,660	675,822
Macquarie Bank, Ltd.	19,110	956,118
National Australia Bank, Ltd.	53,410	1,270,435
Orica, Ltd.	46,102	690,454
Publishing & Broadcasting, Ltd. (a)	48,290	584,251
QBE Insurance Group, Ltd. (a)	69,140	994,879
Rinker Group, Ltd.	75,800	915,419
Telstra Corp., Ltd. (a)	128,220	369,942
Transurban Group, Ltd. (a)	57,600	279,095
Westfield Group (a)	136,610	1,821,308
Westpac Banking Corp., Ltd. (a)	62,740	1,047,878
Woodside Petroleum, Ltd.	35,670	1,026,274
Woolworths, Ltd.	81,420	1,007,201

		18,832,615
Bermuda - 0.39%
Cheung Kong Infrastructure Holdings, Ltd. (a)	17,000	53,060
Cosco Pacific, Ltd. (a)	96,000	174,578
Esprit Holdings, Ltd.	31,000	220,299
Johnson Electronic Holdings, Ltd. (a)	65,500	62,091
Li & Fung, Ltd.	91,000	175,461

		685,489
Cayman Islands - 0.09%
Hopewell Highway Infrastructure, Ltd.	17,500	11,624
Kingboard Chemical Holdings, Ltd.	42,000	113,754
Solomon Systech International, Ltd.	100,000	41,272

		166,650
China - 0.95%
Air China, Ltd. *	120,000	38,305
Bank of Communications Co., Ltd., H Shares * (a)	200,000	90,926
Beijing Datang Power Generation Company,
Ltd., Class H (a)	56,000	41,168
China Construction Bank *	550,000	189,752
China Life Insurance Company, Ltd. *	238,000	210,265
China Petroleum & Chemical Corp., Class H	392,000	193,382

Pacific Rim Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China (continued)
China Shipping Development Company, Ltd.,
Class H (a)	78,000	$57,341
China Telecom Corp., Ltd.	452,000	164,686
Huaneng Power International, Inc., Class H	78,000	51,306
Jiangsu Expressway, Ltd.	52,000	29,341
Lenovo Group, Ltd. (a)	110,000	50,719
PetroChina Company, Ltd., Class H	574,000	466,393
Shanghai Electric Group Co., Ltd. *	100,000	34,178
Tsingtao Brewery Company, Ltd., Series H (a)	28,000	29,612
Zhejiang Expressway Company, Ltd., Class H	40,000	24,763

		1,672,137
Hong Kong - 4.04%
Anhui Expressway Company, Ltd.	136,000	65,776
Bank of East Asia, Ltd.	67,800	204,619
BOC Hong Kong Holdings, Ltd. (a)	142,000	273,797
Cheung Kong Holdings, Ltd.	77,000	790,999
China Mobile, Ltd.	135,000	638,127
China Netcom Group Corp Hong Kong, Ltd.	110,000	175,210
China Oilfield Services Ltd., H shares	100,000	40,304
China Resource Power Holdings, Ltd.	100,000	56,426
China Resources Enterprises, Ltd.	50,000	88,669
Citic Pacific, Ltd.	35,000	96,601
CLP Holdings, Ltd.	99,200	575,097
CNOOC, Ltd.	360,500	239,448
Denway Motors, Ltd.	120,000	39,853
Hang Lung Group, Ltd.	20,000	42,432
Hang Lung Properties, Ltd.	23,000	35,893
Hang Seng Bank, Ltd. (a)	37,600	491,243
Henderson Land Development Company, Ltd. (a)	26,000	122,396
Hong Kong & China Gas Company, Ltd.	143,700	305,802
Hong Kong Electric Holdings, Ltd.	64,400	319,361
Hong Kong Exchange & Clearing, Ltd. (a)	48,000	199,031
Hutchison Whampoa, Ltd. (a)	88,000	838,738
Hysan Development Company, Ltd.	10,000	24,763
Lianhua Supermarket Holdings, Ltd.	12,000	11,221
Semiconductor Manufacturing
International Corp. *	150,000	19,733
Sun Hung Kai Properties, Ltd. (a)	57,000	556,874
Swire Pacific, Ltd., Class A	54,000	484,036
Techtronic Industries Company, Ltd. (a)	41,000	97,562
Television Broadcasting Co., Ltd.	10,000	53,137
Wharf Holdings, Ltd.	67,000	237,201

		7,124,349
Japan - 61.63%
Amada Company, Ltd.	314,000	2,770,275
Aplix Corp. *	95	1,176,620
Asahi Glass Company, Ltd. (a)	126,000	1,627,910
Bank of Yokohama, Ltd. *	127,000	1,039,659
Bridgestone Corp. (a)	65,000	1,353,707
Canon, Inc. (a)	26,000	1,521,888
Chiba Bank, Ltd.	193,000	1,619,248

The accompanying notes are an integral part of the financial statements. 286

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Pacific Rim Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Credit Saison Company, Ltd. (a)	60,000	$2,997,964
Daiwa Securities Group, Inc. (a)	137,000	1,553,860
Fanuc, Ltd.	9,300	789,727
Hirose Electric Company, Ltd. (a)	11,900	1,587,945
Honda Motor Company, Ltd.	44,900	2,563,429
Hosiden Corp. (a)	81,000	992,917
Hoya Corp.	51,400	1,848,795
JAFCO Company, Ltd. (a)	22,000	1,965,219
Japan Medical Dynamic Marketing, Inc.	73,900	689,600
Japan Securities Finance Company, Ltd. (a)	126,000	1,451,544
JSR Corp. (a)	104,000	2,734,985
KDDI Corp.	190	1,096,030
Keyence Corp.	8,900	2,533,042
Komatsu, Ltd.	70,000	1,158,551
Marui Company, Ltd.	158,300	3,108,793
Matsushita Electric Industrial Co., Ltd.	100,000	1,929,929
Millea Holdings, Inc. (a)	90	1,549,881
Mitsubishi Corp.	189,000	4,184,679
Mitsubishi Estate Company, Ltd. (a)	208,000	4,323,040
Mitsui Sumitomo Insurance Company, Ltd. (a)	275,000	3,366,347
Mizuho Financial Group, Inc.	325	2,580,590
Mori Seiki Company, Ltd. (a)	59,000	885,901
Murata Manufacturing Company, Ltd.	18,000	1,154,394
Nabtesco Corp *	40,000	515,439
Nippon Telegraph & Telephone Corp.	450	2,046,149
NTT DoCoMo, Inc.	690	1,053,614
Obayashi Corp.	198,000	1,459,637
Orix Corp.	11,500	2,931,583
Promise Company, Ltd.	19,000	1,265,270
Rengo Company, Ltd. (a)	254,000	1,538,480
Sekisui Chemical Company, Ltd. (a)	167,000	1,130,523
Sekisui House, Ltd. (a)	184,000	2,316,390
SES Company, Ltd. * (a)	145,000	687,606
SFCG Company, Ltd. (a)	6,400	1,547,336
Shimadzu Corp.	192,000	1,356,770
Sumitomo Bakelite Company, Ltd. (a)	303,000	2,503,580
Sumitomo Electric Industries, Ltd. (a)	121,000	1,838,403
Sumitomo Mitsui Financial Group, Inc. (a)	340	3,605,361
Sumitomo Trust & Banking Company, Ltd.	230,000	2,351,120
Taiyo Nippon Sanso Corp.	460,000	3,074,991
Takashimaya Company, Ltd. (a)	124,000	1,981,812
Takeda Pharmaceutical Company, Ltd.	56,042	3,033,152
TDK Corp.	13,000	896,590
THK Company, Ltd. (a)	78,000	2,038,005
Tokyo Electron, Ltd.	22,300	1,401,790
Tokyo Seimitsu Company, Ltd. (a)	22,400	1,307,363
TonenGeneral Sekiyu K.K. (a)	198,000	2,129,827
Toyota Industries Corp.	29,000	1,043,095
Toyota Motor Corp.	71,000	3,686,121
TV Asahi Corp.	380	944,520
Uniden Corp. (a)	41,000	798,227

		108,639,223

Pacific Rim Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Malaysia - 2.52%
British American Tobacco Malaysia Berhad	21,000	$223,641
Commerce Asset Holdings	307,000	462,998
Genting Berhad	80,000	452,970
Malayan Bank Berhad	304,500	894,285
Maxis Communications Berhard	280,000	622,304
Public Bank Berhad	261,500	442,810
Resorts World Berhad	156,000	462,283
Sime Darby Berhard	272,000	442,598
Tanjong PLC	113,000	433,523

		4,437,412
Singapore - 2.68%
CapitaLand, Ltd. (a)	112,000	231,664
City Developments, Ltd.	61,600	322,241
DBS Group Holdings, Ltd.	73,000	724,250
Keppel Corp., Ltd. (a)	66,000	436,534
Oversea-Chinese Banking Corp., Ltd.	181,400	730,792
Singapore Airlines, Ltd.	39,800	296,747
Singapore Exchange, Ltd.	143,000	249,354
Singapore Press Holdings, Ltd.	55,800	144,273
Singapore Technologies Engineering, Ltd.	90,000	154,771
Singapore Telecommunications, Ltd. (a)	465,230	730,112
United Overseas Bank, Ltd.	80,208	704,129
United Overseas Land, Ltd.	5,620	8,482

		4,733,349
South Korea - 9.81%
Cheil Industries, Inc.	13,000	361,147
Hana Financial Group, Inc.	15,655	715,038
Hynix Semiconductor, Inc. *	19,500	680,524
Hyundai Mobis *	9,000	822,145
Hyundai Motor Company *	9,000	865,744
Kookmin Bank *	39,954	3,021,731
Korea Electric Power Corp. *	6,400	239,170
KT & G Corp. *	6,000	267,227
LG Electronics, Inc. *	6,000	529,708
Posco, Ltd.	1,300	259,614
Samsung Electronics Company, Ltd.	8,300	5,407,514
Samsung Fire & Marine
Insurance Company, Ltd.	2,500	316,362
Shinhan Financial Group Company, Ltd. *	61,500	2,495,873
Shinsegae Company, Ltd. *	1,800	788,334
Woori Finance Holdings Co Ltd *	26,500	526,594

		17,296,725
Taiwan - 3.37%
Acer Sertek, Inc.	96,137	241,631
Advanced Semiconductor Engineering, Inc.	225,090	206,410
Asustek Computer, Inc.	79,437	244,429
AU Optronics, Corp.	208,860	311,788
Cathay Financial Holdings Company, Ltd.	191,051	346,318
China Development Financial Holdings Corp. *	182,981	66,616
China Steel Corp.	178,046	135,606
Chinatrust Finance Holding Company, Ltd.	267,163	211,621

The accompanying notes are an integral part of the financial statements. 287

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Pacific Rim Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Chunghwa Telecom Company, Ltd.	70,000	$121,131
Compal Electronics, Inc.	122,745	110,689
Coretronic Corp	40,000	60,931
Evergreen Marine Corp.	46,355	33,611
Far Eastern Textile, Ltd.	133,421	89,627
Formosa Chemicals & Fibre Corp.	113,333	182,996
Formosa Plastic Corp.	167,248	257,312
Fubon Group Company, Ltd.	84,745	72,807
Giant Manufacturing Company, Ltd.	47,000	90,924
Greatek Electronic, Inc.	24,458	32,040
Hon Hai Precision Industry Company, Ltd.	94,478	518,098
MediaTek, Inc.	25,303	298,326
Mega Financial Holding Company, Ltd.	180,000	117,079
Novatek Microelectronics Corp., Ltd.	13,700	80,554
President Chain Store Corp.	75,946	159,185
Quanta Computer, Inc.	70,068	98,408
SinoPac Holdings Company, Ltd.	233,205	112,610
Taishin Financial Holdings Company, Ltd.	101,138	52,997
Taiwan Cellular, Corp.	125,000	109,295
Taiwan Hon Chuan Enterprise Company, Ltd.	111,800	79,361
Taiwan Semiconductor
Manufacturing Company, Ltd.	458,225	872,504
Unimicron Technology Corp.	123,505	174,587
United Microelectronics Corp.	342,035	193,817
Wintek Corp	120,000	194,492
Yuanta Core Pacific Securities Company	88,303	61,471

		5,939,271
Thailand - 0.65%
Advanced Info Service Company, Ltd.	47,000	121,497
Bangkok Bank Public Co., Ltd.	41,500	116,388
Kasikornbank, Public Co., Ltd.	73,000	133,520
PTT Exploration & Production, Public Co., Ltd.	24,200	278,561
PTT Public Co., Ltd.	57,000	311,377
Siam Cement, Public Co., Ltd.	19,500	125,546
Siam Commercial Bank PLC	48,000	60,871

		1,147,760
United Kingdom - 0.28%
HSBC Holdings PLC	30,400	487,746
United States - 0.64%
iShares MSCI Taiwan Index Fund	90,000	1,123,200

TOTAL COMMON STOCKS (Cost $132,030,518)		$172,285,926

WARRANTS - 0.00%
Singapore - 0.00%
City Developments, Ltd.
(Expiration date 05/10/2006; Strike
price 2.50 SGD)	1,860	6,878

TOTAL WARRANTS (Cost $0)		$6,878

The accompanying notes are an integral part of the financial statements. 288

Pacific Rim Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 22.23%
State Street Navigator Securities
Lending Prime Portfolio (c)	$39,184,589	$39,184,589

TOTAL SHORT TERM INVESTMENTS
(Cost $39,184,589)		$39,184,589

REPURCHASE AGREEMENTS - 2.11%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
3.00% to be repurchased at
$3,719,239 on 01/03/2006,
collateralized by $3,725,000 U.S.
Treasury Notes, 4.375% due
08/15/2012 (valued at $3,796,148,
including interest) (c)	$3,718,000	$3,718,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,718,000)		$3,718,000

Total Investments (Pacific Rim Trust)
(Cost $174,933,107) - 122.07%		$215,195,393
Liabilities in Excess of Other Assets - (22.07)%		(38,910,429)

TOTAL NET ASSETS - 100.00%		$176,284,964

The portfolio had the following five top industry concentrations as of
December 31, 2005 (as a percentage of total net assets):
Banking	12.10%
Financial Services	9.09%
Electronics	7.52%
Chemicals	6.00%
Electrical Equipment	5.72%

Quantitative All Cap Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 100.18%
Aerospace - 0.40%
General Dynamics Corp.	10,800	$1,231,740
Apparel & Textiles - 0.52%
Phillips - Van Heusen Corp.	49,200	1,594,080
Automobiles - 0.29%
Rush Enterprises, Inc., Class A * (a)	59,800	889,824
Banking - 5.61%
Bank of America Corp.	233,500	10,776,025
Digital Insight Corp. * (a)	52,100	1,668,242
US Bancorp.	161,100	4,815,279

		17,259,546
Business Services - 3.27%
Alliance Data Systems Corp. *	104,700	3,727,320
Bright Horizons Family Solutions, Inc. * (a)	62,000	2,297,100
Informatica Corp. * (a)	67,900	814,800
Labor Ready, Inc. * (a)	54,200	1,128,444
Pitney Bowes, Inc.	26,200	1,106,950

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Quantitative All Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Service Master Company	82,800	$989,460

		10,064,074
Cellular Communications - 0.73%
China Mobile Hong Kong, Ltd., Sponsored ADR	92,900	2,233,316
(a)
Chemicals - 2.14%
Dow Chemical Company	59,500	2,607,290
Eastman Chemical Company	20,600	1,062,754
Georgia Gulf Corp. (a)	31,700	964,314
Lyondell Chemical Company	81,700	1,946,094

		6,580,452
Computers & Business Equipment - 4.36%
Apple Computer, Inc. *	14,800	1,063,972
EMC Corp. *	373,100	5,081,622
Ingram Micro, Inc., Class A *	157,900	3,146,947
Network Appliance, Inc. *	116,200	3,137,400
Radiant Systems, Inc. * (a)	79,800	970,368

		13,400,309
Construction Materials - 1.14%
USG Corp. * (a)	53,800	3,497,000
Cosmetics & Toiletries - 2.08%
Chattem, Inc. * (a)	38,100	1,386,459
Colgate-Palmolive Company	91,500	5,018,775

		6,405,234
Crude Petroleum & Natural Gas - 2.21%
Harvest Natural Resources, Inc. * (a)	84,500	750,360
Patterson-UTI Energy, Inc.	159,900	5,268,705
Pogo Producing Company	15,500	772,055

		6,791,120
Domestic Oil - 0.82%
Stone Energy Corp. * (a)	55,300	2,517,809
Educational Services - 0.38%
eCollege.com * (a)	65,000	1,171,950
Electrical Equipment - 2.68%
Anaren, Inc. * (a)	50,400	787,752
General Electric Company	177,600	6,224,880
Wesco International, Inc. *	28,500	1,217,805

		8,230,437
Electrical Utilities - 2.88%
FirstEnergy Corp.	41,100	2,013,489
TXU Corp.	136,500	6,850,935

		8,864,424
Electronics - 1.70%
Imation Corp.	75,400	3,473,678
Thomas & Betts Corp. *	41,800	1,753,928

		5,227,606
Energy - 1.37%
Energen Corp.	89,700	3,257,904

Quantitative All Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy (continued)
Sempra Energy	21,600	$968,544

		4,226,448
Financial Services - 11.51%
Barclays PLC-Sponsored ADR (a)	53,300	2,242,864
Bear Stearns Companies, Inc.	48,100	5,556,993
Citigroup, Inc.	50,400	2,445,912
Countrywide Financial Corp.	201,300	6,882,447
Federal National Mortgage Association	147,300	7,189,713
Fremont General Corp. (a)	157,700	3,663,371
Goldman Sachs Group, Inc.	58,200	7,432,722

		35,414,022
Food & Beverages - 4.06%
Domino's Pizza, Inc. (a)	93,100	2,253,020
Hershey Foods Corp.	43,100	2,381,275
PepsiCo, Inc.	133,000	7,857,640

		12,491,935
Gas & Pipeline Utilities - 0.52%
Eni SPA-Sponsored ADR (a)	11,500	1,603,790
Healthcare Products - 5.27%
ICU Medical, Inc. * (a)	24,800	972,408
Johnson & Johnson	133,400	8,017,340
Medtronic, Inc.	64,000	3,684,480
Respironics, Inc. *	22,700	841,489
Stryker Corp.	20,300	901,929
Varian Medical Systems, Inc. *	35,700	1,797,138

		16,214,784
Healthcare Services - 3.86%
Cerner Corp. * (a)	17,600	1,600,016
Covance, Inc. *	65,000	3,155,750
UnitedHealth Group, Inc.	114,600	7,121,244

		11,877,010
Homebuilders - 0.95%
M.D.C. Holdings, Inc.	25,400	1,574,292
William Lyon Homes, Inc. * (a)	13,500	1,362,150

		2,936,442
Hotels & Restaurants - 0.70%
McDonald's Corp.	63,500	2,141,220
Industrial Machinery - 3.62%
Caterpillar, Inc.	54,200	3,131,134
Cummins, Inc.	48,100	4,316,013
Ingersoll-Rand Company, Class A	91,100	3,677,707

		11,124,854
Insurance - 4.27%
Axis Capital Holdings, Ltd.	78,500	2,455,480
Endurance Specialty Holdings, Ltd.	137,500	4,929,375
RenaissanceRe Holdings, Ltd.	130,000	5,734,300

		13,119,155
International Oil - 1.17%
ConocoPhillips	61,800	3,595,524

The accompanying notes are an integral part of the financial statements. 289

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Quantitative All Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Service Provider - 0.65%
Google, Inc., Class A *	4,800	$1,991,328
Leisure Time - 0.77%
Bluegreen Corp. * (a)	81,700	1,290,860
Monarch Casino & Resort, Inc. * (a)	47,600	1,075,760

		2,366,620
Medical-Hospitals - 0.27%
IRIS International, Inc. *	37,900	828,494
Metal & Metal Products - 0.67%
Gerdau SA, ADR (a)	58,700	979,116
Southern Copper Corp. (a)	16,200	1,085,076

		2,064,192
Mining - 0.47%
AMCOL International Corp.	69,800	1,432,296
Office Furnishings & Supplies - 0.27%
Herman Miller, Inc.	29,500	831,605
Petroleum Services - 2.43%
ENSCO International, Inc.	19,300	855,955
Exxon Mobil Corp.	79,100	4,443,047
Gulfmark Offshore, Inc. *	32,900	974,498
Repsol YPF SA,- Sponsored ADR	41,200	1,211,692

		7,485,192
Pharmaceuticals - 2.68%
Abbott Laboratories	27,100	1,068,553
Caremark Rx, Inc. *	39,200	2,030,168
Forest Laboratories, Inc. *	27,700	1,126,836
Pfizer, Inc.	172,300	4,018,036

		8,243,593
Publishing - 0.98%
Gannett Company, Inc.	49,600	3,004,272
Railroads & Equipment - 0.37%
Burlington Northern Santa Fe Corp.	15,900	1,126,038
Real Estate - 2.08%
American Home Mortgage Investment Corp.,
REIT	92,400	3,009,468
Felcor Lodging Trust, Inc., REIT	62,500	1,075,625
Housevalues, Inc. * (a)	103,800	1,352,514
NorthStar Realty Finance Corp., REIT	95,300	971,107

		6,408,714
Retail Trade - 7.98%
Bed Bath & Beyond, Inc. *	38,500	1,391,775
Cache, Inc. * (a)	68,500	1,186,420
Charming Shoppes, Inc. * (a)	218,800	2,888,160
CVS Corp.	229,000	6,050,180
Home Depot, Inc.	208,600	8,444,128
Target Corp.	55,100	3,028,847
Zumiez, Inc. * (a)	36,200	1,564,564

		24,554,074
Semiconductors - 4.87%
Atmel Corp. *	500,600	1,546,854

Quantitative All Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Conexant Systems, Inc. * (a)	537,800	$1,215,428
Marvell Technology Group, Ltd. *	65,400	3,668,286
Microsemi Corp. *	64,800	1,792,368
National Semiconductor Corp.	117,100	3,042,258
ON Semiconductor Corp. * (a)	323,600	1,789,508
Taiwan Semiconductor
Manufacturing Company, Ltd., SADR	193,500	1,917,585

		14,972,287
Software - 3.15%
Blackbaud, Inc.	119,000	2,032,520
Microsoft Corp.	166,800	4,361,820
Progress Software Corp. *	56,400	1,600,632
VeriFone Holdings, Inc. *	66,600	1,684,980

		9,679,952
Steel - 0.36%
POSCO, ADR (a)	22,300	1,104,073
Telecommunications Equipment &
Services - 0.75%
Finisar Corp. * (a)	626,700	1,303,536
France Telecom SA * (a)	40,500	1,006,020

		2,309,556
Telephone - 1.66%
AT&T Corp. *	89,500	2,191,855
Harris Corp.	67,700	2,911,777

		5,103,632
Tobacco - 0.62%
Altria Group, Inc.	25,500	1,905,360
Transportation - 0.64%
Yellow Roadway Corp. *	44,200	1,971,762

TOTAL COMMON STOCKS (Cost $293,920,266)		$308,087,145

SHORT TERM INVESTMENTS - 10.95%
State Street Navigator Securities
Lending Prime Portfolio (c)	$33,684,961	$33,684,961

TOTAL SHORT TERM INVESTMENTS
(Cost $33,684,961)		$33,684,961

REPURCHASE AGREEMENTS - 1.65%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
3.00% to be repurchased at
$5,082,694 on 01/3/2006,
collateralized by $5,090,000 U.S.
Treasury Notes, 4.375% due
08/15/2012 (valued at $5,187,219,
including interest) (c)	$5,081,000	$5,081,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,081,000)		$5,081,000

The accompanying notes are an integral part of the financial statements. 290

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Investments (Quantitative All Cap Trust)
(Cost $332,686,227) - 112.78%		$346,853,106
Liabilities in Excess of Other Assets - (12.78)%		(39,296,391)

TOTAL NET ASSETS - 100.00%		$307,556,715

Quantitative Mid Cap Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.54%
Advertising - 1.37%
Getty Images, Inc. *	7,076	$631,675
Apparel & Textiles - 3.40%
Carter's, Inc. *	11,919	701,433
Coach, Inc. *	26,059	868,807

		1,570,240
Banking - 5.72%
Associated Banc-Corp.	30,311	986,623
Corus Bankshares, Inc.	6,208	349,324
Cullen Frost Bankers, Inc.	6,200	332,816
Zions Bancorp.	12,860	971,702

		2,640,465
Biotechnology - 0.72%
Protein Design Labs, Inc. *	11,700	332,514
Business Services - 5.91%
Alliance Data Systems Corp. *	11,350	404,060
Corporate Executive Board Company	12,145	1,089,406
Global Payments, Inc.	26,552	1,237,589

		2,731,055
Cellular Communications - 0.78%
American Tower Corp., Class A *	13,300	360,430
Chemicals - 2.72%
Airgas, Inc.	29,139	958,673
Techne Corp. *	5,300	297,595

		1,256,268
Computers & Business Equipment - 3.02%
Anteon International Corp. *	10,800	586,980
Cognizant Technology Solutions Corp.,
Class A *	16,021	806,657

		1,393,637
Construction Materials - 1.04%
Sherwin-Williams Company	10,625	482,588
Containers & Glass - 0.86%
Silgan Holdings, Inc.	11,041	398,801
Crude Petroleum & Natural Gas - 5.12%
Chesapeake Energy Corp.	24,051	763,138
Patterson-UTI Energy, Inc.	23,650	779,268
XTO Energy, Inc.	18,759	824,270

		2,366,676
Domestic Oil - 1.14%
Oil States International, Inc. *	16,600	525,888
Drugs & Health Care - 1.03%
Mentor Corp.	10,277	473,564
Electrical Equipment - 3.17%
AMETEK, Inc.	26,058	1,108,507

Quantitative Mid Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
Anixter International, Inc. *	9,100	$355,992

		1,464,499
Electrical Utilities - 0.60%
DPL, Inc.	10,600	275,706
Electronics - 2.12%
Amphenol Corp., Class A	11,429	505,847
Jabil Circuit, Inc. *	12,777	473,899

		979,746
Financial Services - 4.06%
Affiliated Managers Group, Inc. *	11,350	910,838
Alliance Capital Management Holding LP	7,991	451,412
CIT Group, Inc.	5,148	266,563
Nelnet, Inc., Class A *	6,100	248,148

		1,876,961
Food & Beverages - 3.76%
Constellation Brands, Inc., Class A *	36,414	955,139
Hormel Foods Corp.	11,290	368,957
PepsiAmericas, Inc.	17,650	410,539

		1,734,635
Gas & Pipeline Utilities - 3.67%
Magellan Midstream Partners LP	13,697	441,454
Questar Corp.	16,538	1,251,927

		1,693,381
Healthcare Products - 2.36%
Dade Behring Holdings, Inc.	20,235	827,409
Ventana Medical Systems, Inc. *	6,162	260,961

		1,088,370
Healthcare Services - 2.91%
Express Scripts, Inc. *	3,609	302,434
Humana, Inc. *	12,205	663,098
Sierra Health Services, Inc. *	4,721	377,491

		1,343,023
Hotels & Restaurants - 1.68%
Choice Hotels, Inc.	6,500	271,440
Sonic Corp. *	17,075	503,713

		775,153
Household Appliances - 1.14%
Black & Decker Corp.	6,044	525,586
Household Products - 0.65%
Church & Dwight, Inc.	9,143	301,993
Industrial Machinery - 1.94%
IDEX Corp.	21,766	894,800
Industrials - 1.55%
Harsco Corp.	10,634	717,901
Insurance - 4.63%
American Financial Group, Inc.	8,300	317,973
Endurance Specialty Holdings, Ltd.	18,347	657,740
PMI Group, Inc.	12,343	506,927

The accompanying notes are an integral part of the financial statements. 291

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Quantitative Mid Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
W.R. Berkley Corp.	13,785	$656,442

		2,139,082
Internet Software - 1.52%
F5 Networks, Inc. *	6,520	372,879
McAfee, Inc. *	12,175	330,308

		703,187
Leisure Time - 4.25%
International Speedway Corp., Class A	9,621	460,846
Penn National Gaming, Inc. *	12,224	402,781
Scientific Games Corp., Class A *	19,540	533,051
SCP Pool Corp.	15,246	567,456

		1,964,134
Medical-Hospitals - 1.19%
Community Health Systems, Inc. *	14,371	550,984
Petroleum Services - 1.36%
Cal Dive International, Inc. *	17,468	626,927
Pharmaceuticals - 2.62%
Barr Pharmaceuticals, Inc. *	8,300	517,007
Celgene Corp. *	6,561	425,153
United Therapeutics Corp. *	3,897	269,360

		1,211,520
Pollution Control - 2.07%
Republic Services, Inc.	25,500	957,525
Publishing - 0.61%
Scholastic Corp. *	9,900	282,249
Retail Trade - 5.55%
Chico's FAS, Inc. *	26,979	1,185,187
Michael's Stores, Inc.	10,783	381,395
Urban Outfitters, Inc. *	39,475	999,112

		2,565,694
Sanitary Services - 2.08%
Aqua America, Inc.	35,252	962,380
Semiconductors - 3.05%
Intersil Corp., Class A	10,800	268,704
Marvell Technology Group, Ltd. *	13,537	759,290
Microsemi Corp. *	13,751	380,353

		1,408,347
Software - 1.34%
Activision, Inc. *	22,733	312,351
Progress Software Corp. *	10,783	306,022

		618,373
Telecommunications Equipment &
Services - 2.09%
Amdocs, Ltd. *	15,246	419,265
Comverse Technology, Inc. *	20,573	547,036

		966,301
Telephone - 1.19%
Harris Corp.	12,828	551,732

Quantitative Mid Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trucking & Freight - 1.55%
J.B. Hunt Transport Services, Inc.	31,723	$718,209

TOTAL COMMON STOCKS (Cost $40,121,066)		$45,062,199

Total Investments (Quantitative Mid Cap Trust)
(Cost $40,121,066) - 97.54%		$45,062,199
Other Assets in Excess of Liabilities - 2.46%		1,137,712

TOTAL NET ASSETS - 100.00%		$46,199,911

Quantitative Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.43%
Aerospace - 1.39%
Northrop Grumman Corp.	45,000	$2,704,950
Banking - 10.39%
Bank of America Corp.	160,800	7,420,920
KeyCorp	83,400	2,746,362
US Bancorp.	136,200	4,071,018
Wachovia Corp.	112,900	5,967,894

		20,206,194
Business Services - 2.73%
Alliance Data Systems Corp. *	87,700	3,122,120
Cendant Corp.	52,800	910,800
Fair Isaac Corp.	28,800	1,272,096

		5,305,016
Cellular Communications - 0.54%
Vodafone Group PLC-Sponsored ADR	48,500	1,041,295
Chemicals - 2.29%
Chemtura Corp.	74,200	942,340
Dow Chemical Company	31,000	1,358,420
Eastman Chemical Company	16,600	856,394
Lyondell Chemical Company	54,300	1,293,426

		4,450,580
Computers & Business Equipment - 2.40%
EMC Corp. *	225,600	3,072,672
Network Appliance, Inc. *	58,800	1,587,600

		4,660,272
Construction Materials - 0.58%
USG Corp. *	17,500	1,137,500
Crude Petroleum & Natural Gas - 4.27%
ChevronTexaco Corp.	76,400	4,337,228
Patterson-UTI Energy, Inc.	63,500	2,092,325
Pogo Producing Company	37,500	1,867,875

		8,297,428
Drugs & Health Care - 0.58%
Wyeth	24,534	1,130,282

The accompanying notes are an integral part of the financial statements. 292

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Quantitative Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment - 0.49%
General Electric Company	27,100	$949,855
Electrical Utilities - 3.35%
FirstEnergy Corp.	40,200	1,969,398
TXU Corp.	90,600	4,547,214

		6,516,612
Energy - 2.45%
Energen Corp.	64,000	2,324,480
Sempra Energy	54,300	2,434,812

		4,759,292
Financial Services - 15.60%
Bear Stearns Companies, Inc.	40,800	4,713,624
Citigroup, Inc.	135,900	6,595,227
Countrywide Financial Corp.	103,000	3,521,570
Federal National Mortgage Association	85,300	4,163,493
Goldman Sachs Group, Inc.	30,800	3,933,468
JPMorgan Chase & Company	17,000	674,730
Lehman Brothers Holdings, Inc.	20,202	2,589,290
Morgan Stanley	73,000	4,142,020

		30,333,422
Food & Beverages - 4.04%
Constellation Brands, Inc., Class A *	99,200	2,602,016
Hershey Foods Corp.	42,700	2,359,175
PepsiCo, Inc.	48,900	2,889,012

		7,850,203
Healthcare Products - 1.71%
Johnson & Johnson	23,800	1,430,380
Stryker Corp.	10,300	457,629
Varian Medical Systems, Inc. *	28,600	1,439,724

		3,327,733
Homebuilders - 0.89%
Meritage Homes Corp. *	27,600	1,736,592
Hotels & Restaurants - 0.88%
McDonald's Corp.	50,600	1,706,232
Industrial Machinery - 1.75%
Ingersoll-Rand Company, Class A	84,300	3,403,191
Industrials - 1.08%
Fastenal Company	53,600	2,100,584
Insurance - 7.70%
American Financial Group, Inc.	42,600	1,632,006
Axis Capital Holdings, Ltd.	86,100	2,693,208
Endurance Specialty Holdings, Ltd.	82,200	2,946,870
PartnerRe, Ltd.	25,200	1,654,884
Reinsurance Group of America, Inc.	40,700	1,943,832
RenaissanceRe Holdings, Ltd.	93,000	4,102,230

		14,973,030
International Oil - 5.19%
Anadarko Petroleum Corp.	19,300	1,828,675
ConocoPhillips	106,900	6,219,442
Kerr-McGee Corp.	11,900	1,081,234

Quantitative Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
International Oil (continued)
Nabors Industries, Ltd. *	12,700	$962,025

		10,091,376
Internet Service Provider - 0.53%
Google, Inc., Class A *	2,486	1,031,342
Leisure Time - 0.56%
International Speedway Corp., Class A	22,805	1,092,360
Medical-Hospitals - 0.84%
Health Management Associates, Inc., Class A	74,100	1,627,236
Metal & Metal Products - 0.59%
Southern Copper Corp.	17,000	1,138,660
Mining - 1.21%
Alliance Resource Partners LP	40,100	1,491,720
Phelps Dodge Corp.	5,936	854,012

		2,345,732
Petroleum Services - 4.04%
Exxon Mobil Corp.	140,000	7,863,800
Pharmaceuticals - 2.41%
Caremark Rx, Inc. *	44,400	2,299,476
Pfizer, Inc.	102,700	2,394,964

		4,694,440
Publishing - 1.97%
Gannett Company, Inc.	19,997	1,211,218
Meredith Corp.	49,900	2,611,766

		3,822,984
Railroads & Equipment - 1.46%
Burlington Northern Santa Fe Corp.	40,100	2,839,882
Real Estate - 3.17%
American Home Mortgage Investment Corp.,
REIT	64,800	2,110,536
Hospitality Properties Trust, REIT	41,800	1,676,180
Simon Property Group, Inc., REIT	30,900	2,367,867

		6,154,583
Retail Trade - 1.46%
Bed Bath & Beyond, Inc. *	60,100	2,172,615
CVS Corp.	25,100	663,142

		2,835,757
Semiconductors - 2.60%
Atmel Corp. *	355,600	1,098,804
Marvell Technology Group, Ltd. *	35,900	2,013,631
National Semiconductor Corp.	35,600	924,888
Taiwan Semiconductor
Manufacturing Company, Ltd., SADR	102,100	1,011,811

		5,049,134
Software - 0.61%
Citrix Systems, Inc. *	41,100	1,182,858
Telephone - 4.45%
AT&T Corp. *	139,100	3,406,559
BellSouth Corp.	74,900	2,029,790

The accompanying notes are an integral part of the financial statements. 293

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Quantitative Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telephone (continued)
CenturyTel, Inc.	97,000	$3,216,520

		8,652,869
Tobacco - 1.46%
Altria Group, Inc.	37,900	2,831,888
Transportation - 0.77%
Yellow Roadway Corp. *	33,700	1,503,357

TOTAL COMMON STOCKS (Cost $186,200,797)		$191,348,521

REPURCHASE AGREEMENTS - 3.82%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
3.00% to be repurchased at
$7,442,480 on 01/3/2006,
collateralized by $7,450,000 U.S.
Treasury Notes, 4.375% due
08/15/2012 (valued at $7,592,295,
including interest) (c)	$7,440,000	$7,440,000

TOTAL REPURCHASE AGREEMENTS
(Cost $7,440,000)		$7,440,000

Total Investments (Quantitative Value Trust)
(Cost $193,640,797) - 102.25%		$198,788,521
Liabilities in Excess of Other Assets - (2.25)%		(4,382,478)

TOTAL NET ASSETS - 100.00%		$194,406,043

Real Estate Securities Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.03%
Hotels & Restaurants - 6.49%
Hilton Hotels Corp.	1,031,695	$24,874,167
Starwood Hotels & Resorts Worldwide, Inc.	857,941	54,788,112

		79,662,279
Real Estate - 92.54%
AMB Property Corp., REIT	406,300	19,977,771
American Land Lease, Inc., REIT	92,227	2,183,013
Apartment Investment & Management
Company, Class A, REIT	750,925	28,437,530
Archstone-Smith Trust, REIT	1,198,076	50,187,404
Avalon Bay Communities, Inc., REIT	594,779	53,084,026
BioMed Realty Trust, Inc., REIT	349,869	8,536,804
Boston Properties, Inc., REIT	806,509	59,786,512
Brandywine Realty Trust, REIT	473,488	13,215,050
Camden Property Trust, REIT	246,812	14,295,351
Corporate Office Properties Trust, REIT	279,269	9,925,220
Digital Realty Trust, Inc., REIT	226,709	5,130,425
Duke Realty Corp., REIT	1,011,622	33,788,175
Entertainment Properties Trust, REIT	211,694	8,626,531
Equity Lifestyle Properties, Inc., REIT	268,378	11,942,821
Equity Office Properties Trust, REIT	1,868,857	56,682,433

Real Estate Securities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Equity One, Inc., REIT	546,579	$12,636,907
Equity Residential, REIT	1,342,084	52,502,326
Essex Property Trust, Inc., REIT	156,447	14,424,413
Federal Realty Investment Trust, REIT	385,397	23,374,328
General Growth Properties, Inc., REIT	694,479	32,633,568
Highwoods Properties, Inc., REIT	304,447	8,661,517
Host Marriott Corp., REIT	2,225,957	42,181,885
Inland Real Estate Corp., REIT	869,995	12,867,226
Innkeepers USA Trust, REIT	76,286	1,220,576
Kilroy Realty Corp., REIT	165,300	10,232,070
LaSalle Hotel Properties, REIT	284,963	10,463,841
Lexington Corporate Property Trust, REIT	387,266	8,248,766
Liberty Property Trust, REIT	392,371	16,813,097
LTC Properties, Inc., REIT	233,735	4,915,447
Mack-California Realty Corp., REIT	337,064	14,561,165
Maguire Properties, Inc., REIT	66,089	2,042,150
National Health Investments, Inc., REIT	136,022	3,531,131
Nationwide Health Properties, Inc., REIT	340,641	7,289,717
New Plan Realty Trust, Inc., REIT	643,125	14,907,638
Pan Pacific Retail Properties, Inc., REIT	368,096	24,621,941
Pennsylvania Real Estate
Investment Trust, REIT	119,670	4,470,871
ProLogis, REIT	1,233,235	57,616,739
PS Business Parks, Inc., REIT	29,400	1,446,480
Public Storage, Inc., REIT	679,670	46,027,252
Reckson Associates Realty Corp., REIT	484,000	17,414,320
Regency Centers Corp., REIT	139,900	8,247,105
Senior Housing Properties Trust, REIT	942,734	15,941,632
Simon Property Group, Inc., REIT	1,339,839	102,671,863
Sovran Self Storage, Inc., REIT	177,396	8,332,290
Taubman Centers, Inc., REIT	419,039	14,561,605
The Macerich Company, REIT	497,610	33,409,535
The Mills Corp., REIT	486,005	20,383,050
Trizec Properties, Inc., REIT	322,200	7,384,824
U-Store-It Trust, REIT	251,891	5,302,306
Ventas, Inc., REIT	1,047,903	33,553,854
Vornado Realty Trust, REIT	770,132	64,282,918

		1,134,975,419

TOTAL COMMON STOCKS (Cost $1,049,126,366)		$1,214,637,698

REPURCHASE AGREEMENTS - 0.55%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$6,712,529 on 1/3/2006,
collateralized by $6,720,000 U.S.
Treasury Notes, 4.375% due
08/15/2012 (valued at $6,848,352,
including interest) (c)	$6,711,000	$6,711,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,711,000)		$6,711,000

The accompanying notes are an integral part of the financial statements. 294

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Investments (Real Estate Securities Trust)
(Cost $1,055,837,366) - 99.58%		$1,221,348,698
Other Assets in Excess of Liabilities - 0.42%		5,130,179

TOTAL NET ASSETS - 100.00%		$1,226,478,877

Science & Technology Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.96%
Advertising - 0.57%
Monster Worldwide, Inc. *	65,600	$2,677,792
Business Services - 3.96%
Accenture, Ltd., Class A	147,900	4,269,873
Cadence Design Systems, Inc. *	287,400	4,862,808
First Data Corp.	218,000	9,376,180

		18,508,861
Cable and Television - 0.47%
Time Warner, Inc.	125,900	2,195,696
Cellular Communications - 0.37%
Motorola, Inc.	76,200	1,721,358
Computers & Business Equipment - 20.23%
CDW Corp.	83,586	4,812,046
Cisco Systems, Inc. *	1,301,530	22,282,194
Cogent, Inc. * (a)	160,400	3,637,872
Dell, Inc. *	958,151	28,734,948
EMC Corp. *	1,358,400	18,501,408
International Business Machines Corp.	201,000	16,522,200

		94,490,668
Electrical Equipment - 0.20%
FLIR Systems, Inc. * (a)	42,200	942,326
Electronics - 4.79%
Flextronics International, Ltd. *	416,600	4,349,304
Jabil Circuit, Inc. *	91,800	3,404,862
Samsung Electronics Company, Ltd.	18,400	11,987,741
Synopsys, Inc. *	132,600	2,659,956

		22,401,863
Energy - 0.24%
Suntech Power Holdings Co., Ltd., ADR *	41,500	1,130,875
Healthcare Products - 0.68%
Boston Scientific Corp. *	129,300	3,166,557
Internet Content - 3.65%
Yahoo!, Inc. *	435,400	17,058,972
Internet Retail - 1.12%
eBay, Inc. *	120,700	5,220,275
Internet Service Provider - 2.02%
Google, Inc., Class A *	22,700	9,417,322
Internet Software - 9.92%
Juniper Networks, Inc. * (a)	777,252	17,332,720
McAfee, Inc. *	221,700	6,014,721
Symantec Corp. *	687,677	12,034,347
VeriSign, Inc. *	499,900	10,957,808

		46,339,596
Leisure Time - 2.11%
DreamWorks Animation SKG, Class A * (a)	75,500	1,854,280

Science & Technology Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Leisure Time (continued)
Electronic Arts, Inc. *	80,700	$4,221,417
International Game Technology, Inc.	122,700	3,776,706

		9,852,403
Semiconductors - 21.65%
Altera Corp. *	396,000	7,337,880
Analog Devices, Inc.	383,200	13,745,384
Applied Materials, Inc.	159,900	2,868,606
ASML Holding NV * (a)	59,700	1,198,776
Broadcom Corp., Class A *	13,800	650,670
Intel Corp.	704,100	17,574,336
Intersil Corp., Class A	57,900	1,440,552
KLA-Tencor Corp.	76,700	3,783,611
Linear Technology Corp.	146,400	5,280,648
Marvell Technology Group, Ltd. *	16,200	908,658
Maxim Integrated Products, Inc.	381,200	13,814,688
Microchip Technology, Inc.	198,700	6,388,205
Novellus Systems, Inc. *	66,800	1,611,216
PMC-Sierra, Inc. * (a)	215,800	1,663,818
Spansion, Inc. *	167,700	2,334,384
Taiwan Semiconductor
Manufacturing Company, Ltd., SADR (a)	471,000	4,667,610
Xilinx, Inc.	629,700	15,874,737

		101,143,779
Software - 19.34%
Activision, Inc. *	74,000	1,016,760
Adobe Systems, Inc.	36,392	1,345,048
Citrix Systems, Inc. *	42,400	1,220,272
Cognos, Inc. * (a)	274,900	9,541,779
Mercury Interactive Corp. * (a)	69,300	1,925,847
Microsoft Corp.	1,358,800	35,532,620
NAVTEQ Corp. *	96,300	4,224,681
Oracle Corp. *	1,620,000	19,780,200
Red Hat, Inc. * (a)	133,700	3,641,988
SAP AG, SADR (a)	84,400	3,803,908
SAP AG	30,900	5,604,397
Take-Two Interactive Software, Inc. * (a)	154,500	2,734,650

		90,372,150
Telecommunications Equipment &
Services - 6.28%
Corning, Inc. *	310,000	6,094,600
Lucent Technologies, Inc. * (a)	416,000	1,106,560
Nokia Oyj, SADR	436,850	7,994,355
QUALCOMM, Inc.	234,700	10,110,876
Telus Corp.	57,600	2,318,976
Telus Corp.	22,400	919,477
ZTE Corp., Class H	235,400	790,885

		29,335,729
Telephone - 0.36%
Sprint Corp.	72,786	1,700,281

TOTAL COMMON STOCKS (Cost $427,796,438)		$457,676,503

The accompanying notes are an integral part of the financial statements. 295

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Science & Technology Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 7.69%
State Street Navigator Securities
Lending Prime Portfolio (c)	$26,961,844	$26,961,844
T. Rowe Price Reserve Investment Fund (c)	8,966,179	8,966,179

TOTAL SHORT TERM INVESTMENTS
(Cost $35,928,023)		$35,928,023

REPURCHASE AGREEMENTS - 0.49%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$2,284,520 on 01/03/2006,
collateralized by $1,695,000
U.S.Treasury Bonds, 7.875% due
02/15/2021 (valued at $2,330,625,
including interest) (c)	$2,284,000	$2,284,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,284,000)		$2,284,000

Total Investments (Science & Technology Trust)
(Cost $466,008,461) - 106.14%		$495,888,526
Liabilities in Excess of Other Assets - (6.14)%		(28,701,986)

TOTAL NET ASSETS - 100.00%		$467,186,540

Small Cap Growth Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.66%
Advertising - 1.00%
aQuantive, Inc. * (a)	108,320	$2,733,997
Aerospace - 2.53%
Alliant Techsystems, Inc. * (a)	33,520	2,553,218
Moog, Inc., Class A * (a)	64,870	1,841,011
Woodward Governor Company	29,250	2,515,792

		6,910,021
Air Travel - 3.84%
Gol Linhas Aereas Inteligentes SA, ADR (a)	177,990	5,021,098
Grupo Aeroportuario SUR, ADR (a)	68,220	2,206,235
JetBlue Airways Corp. * (a)	211,620	3,254,715

		10,482,048
Apparel & Textiles - 1.79%
Iconix Brand Group, Inc. * (a)	241,680	2,462,719
Phillips - Van Heusen Corp. (a)	74,860	2,425,464

		4,888,183
Banking - 0.69%
Signature Bank * (a)	67,490	1,894,444
Biotechnology - 2.05%
Digene Corp. * (a)	147,070	4,290,032
ICOS Corp. * (a)	46,990	1,298,334

		5,588,366
Building Materials & Construction - 3.72%
Beacon Roofing Supply, Inc. *	110,820	3,183,859

Small Cap Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Building Materials & Construction
(continued)
Corrections Corp. of America *	104,230	$4,687,223
Eagle Materials, Inc. (a)	18,570	2,272,225

		10,143,307
Business Services - 4.18%
Corporate Executive Board Company	44,110	3,956,667
CSG Systems International, Inc. *	106,330	2,373,286
Jacobs Engineering Group, Inc. * (a)	42,030	2,852,576
LECG Corp. * (a)	82,770	1,438,543
SRA International, Inc., Class A * (a)	26,060	795,872

		11,416,944
Cable and Television - 0.69%
Central European Media Ent - A * (a)	32,480	1,880,592
Cellular Communications - 3.14%
Alamosa Holdings, Inc. * (a)	175,170	3,259,914
Crown Castle International Corp. * (a)	142,390	3,831,715
Syniverse Holdings, Inc. *	71,180	1,487,662

		8,579,291
Coal - 1.12%
Arch Coal, Inc. (a)	38,520	3,062,340
Commercial Services - 1.63%
CB Richard Ellis Group, Inc. * (a)	52,800	3,107,280
First Advantage Corp., Class A * (a)	49,860	1,331,761

		4,439,041
Computers & Business Equipment - 3.11%
Foundry Networks, Inc. * (a)	237,830	3,284,432
IHS, Inc., Class A *	22,900	469,908
Logitech International SA * (a)	101,220	4,734,060

		8,488,400
Construction Materials - 1.00%
Martin Marietta Materials, Inc. (a)	35,560	2,728,163
Containers & Glass - 1.56%
Jarden Corp. * (a)	141,480	4,265,622
Crude Petroleum & Natural Gas - 1.24%
Cabot Oil & Gas Corp., Class A	75,030	3,383,853
Domestic Oil - 1.37%
Range Resources Corp. (a)	141,379	3,723,923
Drugs & Health Care - 1.04%
Healthextras, Inc. * (a)	113,340	2,844,834
Electrical Equipment - 0.74%
Sirf Technology Holdings, Inc. * (a)	67,260	2,004,348
Electronics - 0.94%
Ituran Location and Control, Ltd. *	161,490	2,575,765
Energy - 3.23%
Alon USA Energy, Inc. * (a)	90,970	1,787,560
Evergreen Solar, Inc. * (a)	147,470	1,570,556
Stolt Offshore SA - ADR * (a)	227,600	2,653,816

The accompanying notes are an integral part of the financial statements. 296

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy (continued)
Suntech Power Holdings Co., Ltd., ADR *	102,700	$2,798,575

		8,810,507
Financial Services - 6.71%
Affiliated Managers Group, Inc. * (a)	37,140	2,980,485
Bankrate, Inc. * (a)	23,650	698,148
Federated Investors, Inc., Class B (a)	52,760	1,954,230
IntercontinentalExchange Inc. * (a)	58,170	2,114,480
Nasdaq Stock Market, Inc. * (a)	150,390	5,290,720
Nuveen Investments, Class A (a)	123,940	5,282,323

		18,320,386
Food & Beverages - 0.92%
Diamond Foods, Inc. (a)	127,550	2,521,663
Healthcare Products - 1.78%
Health Tronics, Inc. * (a)	169,700	1,298,205
Hologic, Inc. * (a)	6,700	254,064
Kyphon, Inc. * (a)	50,750	2,072,122
The Medicines Company * (a)	70,530	1,230,749

		4,855,140
Healthcare Services - 3.92%
Covance, Inc. * (a)	72,260	3,508,223
Intermagnetics General Corp. * (a)	77,270	2,464,913
Symbion, Inc. * (a)	117,410	2,700,430
The Advisory Board Company * (a)	42,510	2,026,452

		10,700,018
Hotels & Restaurants - 3.08%
California Pizza Kitchen, Inc. * (a)	119,040	3,805,709
Panera Bread Company, Class A *	30,630	2,011,778
Red Robin Gourmet Burgers, Inc. * (a)	43,380	2,210,645
Texas Roadhouse, Inc., Class A * (a)	24,110	374,910

		8,403,042
Industrial Machinery - 0.29%
Tennant Company	15,300	795,600
Insurance - 3.50%
Arch Cap Group, Ltd. *	77,420	4,238,745
Aspen Insurance Holdings, Ltd.	98,620	2,334,336
ProAssurance Corp. * (a)	61,030	2,968,499

		9,541,580
Internet Content - 0.89%
NetFlix, Inc. * (a)	90,100	2,438,106
Internet Retail - 0.15%
HomeStore, Inc. *	79,100	403,410
Internet Service Provider - 2.44%
Entrust, Inc. * (a)	230,160	1,113,974
Redback Networks, Inc. * (a)	240,200	3,377,212
Salesforce.Com, Inc. * (a)	68,010	2,179,721

		6,670,907
Internet Software - 2.63%
eResearch Technology, Inc. * (a)	243,830	3,681,833

Small Cap Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software (continued)
F5 Networks, Inc. * (a)	61,160	$3,497,740

		7,179,573
Life Sciences - 1.25%
Pharmaceutical Product Development, Inc. * (a)	54,990	3,406,631
Mutual Funds - 1.33%
iShares Russell 2000 Growth Index Fund (a)	52,020	3,623,713
Petroleum Services - 1.15%
Pride International, Inc. * (a)	102,150	3,141,113
Pharmaceuticals - 5.78%
Abgenix, Inc. * (a)	100,030	2,151,645
Alkermes, Inc. * (a)	104,450	1,997,084
Amylin Pharmaceuticals, Inc. * (a)	83,160	3,319,747
Atherogenics, Inc. * (a)	79,780	1,596,398
Encysive Pharmaceuticals, Inc. * (a)	152,910	1,206,460
Endo Pharmaceutical Holdings, Inc. *	81,620	2,469,821
Salix Pharmaceuticals, Ltd. * (a)	80,850	1,421,343
Vertex Pharmaceuticals, Inc. * (a)	58,070	1,606,797

		15,769,295
Pollution Control - 1.19%
Stericycle, Inc. *	55,050	3,241,344
Real Estate - 1.10%
LaSalle Hotel Properties, REIT (a)	81,900	3,007,368
Retail Trade - 2.58%
DSW Inc., Class A * (a)	91,120	2,389,167
GameStop Corp. - Class B *	80,110	2,315,179
Too, Inc. * (a)	83,120	2,344,815

		7,049,161
Semiconductors - 0.36%
Microsemi Corp. *	35,860	991,888
Software - 10.54%
Activision, Inc. * (a)	71,200	978,288
Cognos, Inc. * (a)	52,790	1,832,341
Equinix, Inc. * (a)	88,330	3,600,331
Opsware, Inc. * (a)	529,520	3,595,441
Red Hat, Inc. * (a)	177,460	4,834,010
THQ, Inc. * (a)	116,439	2,777,070
VeriFone Holdings, Inc. * (a)	215,780	5,459,234
Verint Systems, Inc. * (a)	73,100	2,519,757
Websense, Inc. *	48,230	3,165,817

		28,762,289
Telecommunications Equipment &
Services - 1.40%
EFJ, Inc. * (a)	89,550	908,932
SBA Communications Corp. * (a)	162,250	2,904,275

		3,813,207
Trucking & Freight - 3.06%
Forward Air Corp. (a)	51,490	1,887,108
Knight Transportation, Inc.	175,260	3,633,140

The accompanying notes are an integral part of the financial statements. 297

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trucking & Freight (continued)
Werner Enterprises, Inc. (a)	143,470	$2,826,359

		8,346,607

TOTAL COMMON STOCKS (Cost $217,970,703)		$263,826,030

SHORT TERM INVESTMENTS - 25.83%
State Street Navigator Securities
Lending Prime Portfolio (c)	$70,495,250	$70,495,250

TOTAL SHORT TERM INVESTMENTS
(Cost $70,495,250)		$70,495,250

REPURCHASE AGREEMENTS - 2.98%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$8,128,851 on 1/3/2006,
collateralized by $6,030,000 U.S.
Treasury Bonds, 7.875% due
02/15/2021 (valued at $8,469,323,
including interest) (c)	$8,127,000	$8,127,000

TOTAL REPURCHASE AGREEMENTS
(Cost $8,127,000)		$8,127,000

Total Investments (Small Cap Growth Trust)
(Cost $296,592,953) - 125.47%		$342,448,280
Liabilities in Excess of Other Assets - (25.47)%		(69,506,599)

TOTAL NET ASSETS - 100.00%		$272,941,681

Small Cap Opportunities Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.21%
Aerospace - 0.61%
Alliant Techsystems, Inc. *	31,345	$2,387,549
Air Freight - 0.33%
ExpressJet Holdings, Inc. *	157,776	1,276,408
Aluminum - 0.93%
Century Aluminum Company *	138,942	3,641,670
Apparel & Textiles - 0.81%
Wolverine World Wide, Inc.	140,386	3,153,070
Auto Parts - 4.11%
American Axle & Manufacturing Holdings, Inc.	82,943	1,520,345
BorgWarner, Inc.	146,490	8,881,689
Commercial Vehicle Group, Inc. *	199,563	3,747,793
Noble International, Ltd.	91,132	1,899,191

		16,049,018
Auto Services - 0.95%
Lithia Motors, Inc., Class A	94,054	2,957,058
Spartan Motors, Inc.	71,029	730,888

		3,687,946

Small Cap Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Automobiles - 1.70%
Rush Enterprises, Inc., Class A *	31,672	$471,279
United Auto Group, Inc.	161,093	6,153,753

		6,625,032
Banking - 1.12%
Bank of the Ozarks, Inc.	56,980	2,102,562
Cathay General Bancorp, Inc.	63,176	2,270,545

		4,373,107
Building Materials & Construction - 1.87%
Builders FirstSource, Inc. *	287,726	6,148,705
Eagle Materials, Inc.	9,320	1,140,395

		7,289,100
Business Services - 0.68%
Exponent, Inc. *	23,300	661,254
SRA International, Inc., Class A *	65,000	1,985,100

		2,646,354
Computers & Business Equipment - 3.17%
CACI International, Inc., Class A *	75,433	4,328,346
Digi International, Inc. *	386,584	4,055,266
Sonic Solutions *	264,195	3,991,986

		12,375,598
Construction & Mining Equipment - 1.26%
Pason Systems, Inc.	198,364	4,916,780
Construction Materials - 0.99%
Universal Forest Products, Inc.	69,762	3,854,351
Crude Petroleum & Natural Gas - 2.37%
Cimarex Energy Company *	68,875	2,962,314
Helmerich & Payne, Inc.	17,600	1,089,616
Hydril *	8,800	550,880
Unit Corp. *	84,344	4,641,450

		9,244,260
Domestic Oil - 2.63%
Brigham Exploration Company *	305,568	3,624,037
Oil States International, Inc. *	140,824	4,461,304
TETRA Technologies, Inc. *	71,069	2,169,026

		10,254,367
Electrical Equipment - 2.26%
AMETEK, Inc.	164,055	6,978,900
FLIR Systems, Inc. *	83,000	1,853,390

		8,832,290
Electrical Utilities - 0.44%
Allete, Inc.	39,125	1,721,500
Electronics - 0.51%
TTM Technologies, Inc. *	213,568	2,007,539
Energy - 3.17%
Headwaters, Inc. *	54,832	1,943,246
New Jersey Resources Corp.	44,655	1,870,598
Southwestern Energy Company *	238,204	8,561,052

		12,374,896

The accompanying notes are an integral part of the financial statements. 298

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services - 6.18%
Accredited Home Lenders Holding Company *	118,810	$5,890,600
Ace Cash Express, Inc. *	144,524	3,374,635
Affiliated Managers Group, Inc. *	83,380	6,691,245
Asset Acceptance Capital Corp. *	79,009	1,774,542
Commercial Capital Bancorp, Inc.	262,242	4,489,583
Harbor Florida Bancshares, Inc.	51,300	1,900,665

		24,121,270
Healthcare Products - 3.27%
Kensey Nash Corp. *	69,997	1,542,034
Merit Medical Systems, Inc. *	171,175	2,078,065
Orthofix International NV *	95,869	3,824,214
Polymedica Corp.	104,284	3,490,386
Respironics, Inc. *	49,574	1,837,708

		12,772,407
Homebuilders - 4.83%
Beazer Homes USA, Inc.	23,600	1,719,024
Comstock Homebuilding Companies, Inc. *	143,843	2,029,625
Meritage Homes Corp. *	92,300	5,807,516
Ryland Group, Inc.	128,603	9,276,134

		18,832,299
Household Appliances - 1.58%
Drew Industries, Inc. *	87,806	2,475,251
Technical Olympic USA, Inc.	174,364	3,677,337

		6,152,588
Household Products - 0.34%
Tempur-Pedic International, Inc. *	116,052	1,334,598
Industrial Machinery - 6.03%
Actuant Corp., Class A	86,268	4,813,755
Ceradyne, Inc. *	136,163	5,963,939
FMC Technologies, Inc. *	49,867	2,140,292
Graco, Inc.	102,496	3,739,054
Middleby Corp. *	49,314	4,265,661
Rush Enterprises, Inc., Class B *	180,476	2,598,854

		23,521,555
Insurance - 3.01%
American Equity Investment Life Holding
Company	46,400	605,520
Aspen Insurance Holdings, Ltd.	142,490	3,372,738
Assured Guaranty, Ltd.	81,547	2,070,478
Hub International, Ltd.	59,677	1,539,667
Max Re Capital, Ltd.	6,500	168,805
Scottish Re Group, Ltd.	83,593	2,052,208
Triad Guaranty, Inc. *	43,911	1,931,645

		11,741,061
Internet Service Provider - 0.80%
Tom Online. Inc., ADR *	56,400	1,117,848
United Online, Inc.	140,640	1,999,901

		3,117,749
Leisure Time - 0.90%
Penn National Gaming, Inc. *	106,951	3,524,035

Small Cap Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Manufacturing - 2.51%
AptarGroup, Inc.	53,309	$2,782,730
Carlisle Companies, Inc.	60,120	4,157,298
Raven Industries, Inc.	99,128	2,859,843

		9,799,871
Medical-Hospitals - 0.69%
VCA Antech, Inc. *	95,232	2,685,542
Metal & Metal Products - 1.28%
Quanex Corp.	43,800	2,188,686
Reliance Steel & Aluminum Company	45,608	2,787,561

		4,976,247
Mining - 1.22%
AMCOL International Corp.	232,265	4,766,078
Mobile Homes - 2.08%
Thor Industries, Inc.	107,597	4,311,412
Winnebago Industries, Inc.	114,477	3,809,794

		8,121,206
Petroleum Services - 1.01%
Core Laboratories NV *	105,434	3,939,014
Railroads & Equipment - 1.58%
Genesee & Wyoming, Inc., Class A *	164,268	6,168,263
Real Estate - 17.44%
Aames Investment Corp., REIT	566,053	3,656,702
American Home Mortgage Investment Corp.,
REIT	298,807	9,732,144
Anthracite Capital, Inc., REIT	170,444	1,794,775
Ashford Hospitality Trust, Inc., REIT	370,986	3,891,643
CentraCore Properties Trust, REIT	27,859	748,571
Corporate Office Properties Trust, REIT	66,303	2,356,409
Equity One, Inc., REIT	174,062	4,024,314
First Potomac Realty Trust, REIT	35,600	946,960
Gramercy Captial Corp., REIT	75,321	1,715,812
Jer Investors Trust, Inc., REIT	269,477	4,567,635
KKR Financial Corp., REIT	328,388	7,878,028
LaSalle Hotel Properties, REIT	124,615	4,575,863
Luminent Mortgage Capital, Inc., REIT	137,989	1,036,298
MortgageIT Holdings, Inc., REIT	142,200	1,942,452
New Century Financial Corp., REIT	74,598	2,690,750
Newcastle Investment Corp., REIT	253,060	6,288,541
RAIT Investment Trust, REIT	175,582	4,551,086
Redwood Trust, Inc., REIT	91,524	3,776,280
Saxon Capital, Inc., REIT	165,134	1,870,968

		68,045,231
Retail Grocery - 0.58%
Ruddick Corp.	71,529	1,522,137
United Natural Foods, Inc. *	27,655	730,092

		2,252,229
Retail Trade - 2.29%
Cabela's, Inc. *	162,160	2,691,856
First Cash Financial Services *	84,264	2,457,138
Guitar Center, Inc. *	42,728	2,136,827

The accompanying notes are an integral part of the financial statements. 299

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Ritchie Brothers Auctioneers, Inc.	39,490	$1,668,453

		8,954,274
Semiconductors - 1.75%
Diodes, Inc. *	169,603	5,266,173
Sigmatel, Inc. *	118,036	1,546,272

		6,812,445
Software - 0.35%
Websense, Inc. *	21,008	1,378,965
Telecommunications Equipment &
Services - 1.41%
J2 Global Communications, Inc. *	43,800	1,872,012
NETGEAR, Inc. *	187,552	3,610,376

		5,482,388
Transportation - 0.34%
Nordic American Tanker Shipping, Ltd.	45,770	1,317,718
Trucking & Freight - 3.83%
Landstar Systems, Inc.	44,032	1,837,896
Old Dominion Freight Lines, Inc. *	197,275	5,322,479
Oshkosh Truck Corp.	174,966	7,801,734

		14,962,109

TOTAL COMMON STOCKS (Cost $325,905,426)		$371,489,977

REPURCHASE AGREEMENTS - 3.77%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$14,731,355 on 01/03/2006,
collateralized by $10,390,000
U.S.Treasury Bonds, 9.875% due
08/15/2015 (valued at
$15,027,452, including interest) (c)	$14,728,000	$14,728,000

TOTAL REPURCHASE AGREEMENTS
(Cost $14,728,000)		$14,728,000

Total Investments (Small Cap Opportunities Trust)
(Cost $340,633,426) - 98.98%		$386,217,977
Other Assets in Excess of Liabilities - 1.02%		3,978,413

TOTAL NET ASSETS - 100.00%		$390,196,390

Small Cap Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.03%
Advertising - 1.46%
Ventiv Health, Inc. *	91,100	$2,151,782
Apparel & Textiles - 4.51%
Hartmarx Corp. *	192,600	1,504,206
Warnaco Group, Inc. *	192,500	5,143,600

		6,647,806

Small Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Auto Parts - 2.90%
LKQ Corp. *	123,400	$4,272,108
Banking - 9.04%
Boston Private Financial Holdings, Inc.	122,500	3,726,450
First Community Bancorp	49,800	2,707,626
Placer Sierra Bancshares	192,500	5,334,175
Tierone Corp.	52,700	1,549,907

		13,318,158
Business Services - 2.97%
Escala Group, Inc. *	140,800	2,855,424
Infocrossing, Inc. *	177,200	1,525,692

		4,381,116
Chemicals - 4.46%
Arch Chemicals, Inc.	88,000	2,631,200
Cytec Industries, Inc.	82,600	3,934,238

		6,565,438
Coal - 1.90%
James River Coal Company *	73,500	2,807,700
Construction Materials - 1.85%
Clarcor, Inc.	92,000	2,733,320
Cosmetics & Toiletries - 5.05%
Intermediate Parfums, Inc.	209,100	3,755,436
Playtex Products, Inc. *	269,800	3,688,166

		7,443,602
Crude Petroleum & Natural Gas - 2.03%
Petroquest Energy, Inc. *	362,100	2,998,188
Domestic Oil - 1.56%
Forest Oil Corp. *	50,400	2,296,728
Electrical Equipment - 3.70%
Encore Wire Corp. *	132,200	3,008,872
Excel Technology, Inc. *	103,000	2,449,340

		5,458,212
Electronics - 5.86%
Daktronics, Inc.	126,700	3,746,519
Trimble Navigation, Ltd. *	137,900	4,894,071

		8,640,590
Gas & Pipeline Utilities - 2.14%
Dresser-Rand Group, Inc. *	130,400	3,153,072
Healthcare Products - 7.22%
Cantel Medical Corp. *	177,500	3,184,350
Hologic, Inc. *	118,000	4,474,560
Inverness Medical Innovations, Inc. *	125,700	2,980,347

		10,639,257
Industrial Machinery - 1.64%
Watts Industries, Inc., Class A	79,600	2,411,084
Insurance - 6.63%
James River Group, Inc. *	27,900	553,815
National Interstate Corp. *	81,500	1,554,205
Philadelphia Consolidated Holding Corp. *	42,300	4,089,987

The accompanying notes are an integral part of the financial statements. 300

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Scottish Re Group, Ltd.	145,200	$3,564,660

		9,762,667
Internet Service Provider - 2.83%
Avocent Corp. *	153,200	4,165,508
Internet Software - 1.78%
Lionbridge Technologies, Inc. *	372,800	2,617,056
Leisure Time - 3.24%
Gaylord Entertainment Company *	109,600	4,777,464
Medical-Hospitals - 1.84%
Lifepoint Hospitals, Inc. *	72,500	2,718,750
Mining - 0.70%
Alpha Natural Resources, Inc. *	53,800	1,033,498
Petroleum Services - 0.63%
Hercules Offshore, Inc. *	32,500	923,325
Pharmaceuticals - 1.72%
Prestige Brands Holdings, Inc. *	202,300	2,528,750
Publishing - 1.78%
Courier Corp.	76,200	2,616,708
Railroads & Equipment - 2.68%
Genesee & Wyoming, Inc., Class A *	105,100	3,946,505
Retail Trade - 3.12%
Build A Bear Workshop, Inc. *	102,000	3,023,280
Cost Plus, Inc. *	91,600	1,570,940

		4,594,220
Sanitary Services - 1.69%
Aqua America, Inc.	91,000	2,484,300
Software - 12.10%
Emageon, Inc. *	93,800	1,491,420
Hyperion Solutions Corp. *	77,400	2,772,468
Micromuse, Inc. *	303,000	2,996,670
Secure Computing Corp. *	365,600	4,482,256
Take-Two Interactive Software, Inc. *	164,100	2,904,570
Transaction Systems Architects, Inc., Class A *	110,500	3,181,295

		17,828,679

TOTAL COMMON STOCKS (Cost $135,706,464)		$145,915,591

REPURCHASE AGREEMENTS - 0.89%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$1,304,297 on 1/3/2006,
collateralized by $1,345,000 U.S.
Treasury Notes, 4.00% due
06/15/2009 (valued at $1,332,506,
including interest) (c)	$1,304,000	$1,304,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,304,000)		$1,304,000

Total Investments (Small Cap Trust)
(Cost $137,010,464) - 99.92%		$147,219,591
Other Assets in Excess of Liabilities - 0.08%		123,849

TOTAL NET ASSETS - 100.00%		$147,343,440

Small Cap Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.53%
Aerospace - 0.73%
Curtiss Wright Corp. (a)	40,200	$2,194,920
Air Travel - 0.82%
Airtran Holdings, Inc. * (a)	153,200	2,455,796
Apparel & Textiles - 1.95%
Stage Stores, Inc. (a)	196,550	5,853,259
Auto Parts - 1.28%
Modine Manufacturing Company	117,800	3,839,102
Auto Services - 0.64%
Spartan Motors, Inc.	186,500	1,919,085
Banking - 5.44%
Amcore Financial, Inc.	82,700	2,514,907
First Midwest Bancorp, Inc.	77,900	2,731,174
International Bancshares Corp.	6,100	179,096
MB Financial, Inc. (a)	49,100	1,738,140
Newalliance Bancshares, Inc. (a)	135,200	1,965,808
Texas Regional Bancshares, Inc., Class A	127,700	3,613,910
Westamerica Bancorporation	67,300	3,571,611

		16,314,646
Building Materials & Construction - 3.01%
Trex Company, Inc. * (a)	159,400	4,471,170
WCI Commmunities, Inc. * (a)	168,900	4,534,965

		9,006,135
Business Services - 5.27%
ADVO, Inc. (a)	127,800	3,601,404
Bowne & Company, Inc. (a)	244,700	3,631,348
MAXIMUS, Inc.	107,600	3,947,844
Reynolds & Reynolds Company, Class A	164,300	4,611,901

		15,792,497
Computers & Business Equipment - 0.40%
Electronics For Imaging, Inc. * (a)	45,300	1,205,433
Construction Materials - 1.91%
Simpson Manufacturing, Inc. (a)	157,500	5,725,125
Cosmetics & Toiletries - 0.73%
Helen of Troy, Ltd. * (a)	135,300	2,179,683
Domestic Oil - 4.00%
Encore Aquisition Company * (a)	177,850	5,698,314
Whiting Petroleum Corp. * (a)	157,100	6,284,000

		11,982,314
Electrical Equipment - 1.95%
NAM TAI Electronics, Inc. (a)	121,600	2,736,000
Varian, Inc. *	78,000	3,103,620

		5,839,620

The accompanying notes are an integral part of the financial statements. 301

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Utilities - 1.90%
PNM Resources, Inc.	118,700	$2,906,963
Westar Energy, Inc.	129,200	2,777,800

		5,684,763
Electronics - 2.07%
Belden CDT, Inc. (a)	253,949	6,203,974
Energy - 1.00%
New Jersey Resources Corp.	71,200	2,982,568
Financial Services - 1.24%
Delphi Financial Group, Inc.	81,050	3,729,110
Gas & Pipeline Utilities - 1.39%
Atmos Energy Corp.	109,500	2,864,520
WGL Holdings, Inc. (a)	43,400	1,304,604

		4,169,124
Healthcare Products - 1.54%
Diagnostic Products Corp. (a)	94,800	4,602,540
Healthcare Services - 2.57%
CorVel Corp. * (a)	100,100	1,900,899
ICON PLC, ADR * (a)	141,200	5,808,968

		7,709,867
Homebuilders - 0.80%
Meritage Homes Corp. *	38,300	2,409,836
Hotels & Restaurants - 2.85%
CEC Entertainment, Inc. *	72,050	2,452,582
Interstate Hotels & Resorts, Inc. *	362,700	1,584,999
Ruby Tuesday, Inc. (a)	173,800	4,499,682

		8,537,263
Household Products - 0.86%
Tempur-Pedic International, Inc. * (a)	224,600	2,582,900
Industrial Machinery - 1.83%
Albany International Corp., Class A (a)	64,600	2,335,936
Kadant, Inc. * (a)	86,700	1,603,950
Quixote Corp. (a)	77,600	1,536,480

		5,476,366
Insurance - 7.95%
Assured Guaranty, Ltd.	278,700	7,076,193
IPC Holdings, Ltd.	63,100	1,727,678
Platinum Underwriters Holdings, Ltd. (a)	150,800	4,685,356
Reinsurance Group of America, Inc. (a)	74,000	3,534,240
Scottish Re Group, Ltd. (a)	184,700	4,534,385
Universal American Financial Corp. *	150,100	2,263,508

		23,821,360
Manufacturing - 10.17%
Acuity Brands, Inc. (a)	205,000	6,519,000
AptarGroup, Inc.	87,700	4,577,940
Carlisle Companies, Inc.	119,000	8,228,850
Deswell Industries, Inc.	225,350	2,424,766
Novelis, Inc.	365,200	7,629,028
Wolverine Tube, Inc. * (a)	218,700	1,106,622

		30,486,206
Small Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Medical-Hospitals - 0.77%
AmSurg Corp. * (a)	101,249	$2,314,552
Metal & Metal Products - 2.05%
Matthews International Corp., Class A (a)	76,100	2,770,801
Mueller Industries, Inc.	123,300	3,380,886

		6,151,687
Mining - 4.11%
Aber Diamond Corp.	73,100	2,692,273
Compass Minerals International, Inc. (a)	200,200	4,912,908
Penn Virginia Corp.	82,100	4,712,540

		12,317,721
Office Furnishings & Supplies - 2.52%
United Stationers, Inc. *	155,400	7,536,900
Pharmaceuticals - 1.89%
Herbalife, Ltd. * (a)	174,400	5,671,488
Publishing - 1.11%
Valassis Communications, Inc. *	114,300	3,322,701
Railroads & Equipment - 2.05%
Genesee & Wyoming, Inc., Class A *	163,350	6,133,793
Real Estate - 11.22%
Acadia Realty Trust, REIT	93,600	1,876,680
Cousins Properties, Inc., REIT (a)	123,500	3,495,050
Heritage Property Investment Trust, REIT (a)	63,500	2,120,900
Innkeepers USA Trust, REIT	167,800	2,684,800
Kilroy Realty Corp., REIT	50,800	3,144,520
LaSalle Hotel Properties, REIT	106,800	3,921,696
Maguire Properties, Inc., REIT	90,900	2,808,810
PS Business Parks, Inc., REIT	56,000	2,755,200
RAIT Investment Trust, REIT	88,200	2,286,144
Realty Income Corp., REIT	179,000	3,869,980
U-Store-It Trust, REIT	221,100	4,654,155

		33,617,935
Retail Trade - 5.76%
Casey's General Stores, Inc.	128,300	3,181,840
Cato Corp., Class A (a)	173,300	3,717,285
Hibbett Sporting Goods, Inc. * (a)	77,450	2,205,776
NBTY, Inc. * (a)	210,400	3,419,000
The Yankee Candle, Inc. (a)	184,500	4,723,200

		17,247,101
Tobacco - 1.08%
Universal Corp. (a)	74,700	3,238,992
Trucking & Freight - 1.67%
Vitran Corp, Inc. * (a)	197,600	3,892,720
Werner Enterprises, Inc. (a)	56,400	1,111,080

		5,003,800

TOTAL COMMON STOCKS (Cost $261,294,630)		$295,260,162

The accompanying notes are an integral part of the financial statements. 302

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 20.71%
State Street Navigator Securities
Lending Prime Portfolio (c)	$62,069,267	$62,069,267

TOTAL SHORT TERM INVESTMENTS
(Cost $62,069,267)		$62,069,267

REPURCHASE AGREEMENTS - 1.96%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$5,863,335 on 01/03/2006,
collateralized by $4,350,000 U.S.
Treasury Bonds, 7.875% due
02/15/2021 (valued at $5,981,250,
including interest) (c)	$5,862,000	$5,862,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,862,000)		$5,862,000

Total Investments (Small Cap Value Trust)
(Cost $329,225,897) - 121.20%		$363,191,429
Liabilities in Excess of Other Assets - (21.20)%		(63,522,141)

TOTAL NET ASSETS - 100.00%		$299,669,288

Small Company Growth Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.29%
Advertising - 0.63%
ValueClick, Inc. *	20,053	$363,160
Aerospace - 1.03%
United Industrial Corp.	14,446	597,631
Apparel & Textiles - 2.64%
Joseph A. Bank Clothiers, Inc. *	12,067	523,828
Warnaco Group, Inc. *	21,132	564,647
Wolverine World Wide, Inc.	19,849	445,809

		1,534,284
Banking - 2.48%
East West Bancorp, Inc.	9,918	361,908
PrivateBancorp, Inc.	6,366	226,438
SVB Financial Group *	8,692	407,133
Texas Capital Bancshares, Inc. *	10,751	240,930
Texas Regional Bancshares, Inc., Class A	7,206	203,930

		1,440,339
Biotechnology - 4.24%
Integra LifeSciences Holdings Corp. *	14,222	504,312
MGI Pharma, Inc. *	17,527	300,763
Millipore Corp. *	7,301	482,158
Myriad Genetics, Inc. *	15,800	328,640
Nektar Therapeutics *	19,948	328,344
Protein Design Labs, Inc. *	18,118	514,914

		2,459,131

Small Company Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Broadcasting - 0.35%
Radio One, Inc., Class A *	7,142	$73,348
Radio One, Inc., Class D *	12,523	129,613

		202,961
Building Materials & Construction - 1.74%
Eagle Materials, Inc.	4,948	605,437
Hughes Supply, Inc.	11,324	405,966

		1,011,403
Business Services - 5.39%
Corporate Executive Board Company	5,428	486,892
CoStar Group, Inc. *	6,289	271,496
CRA International, Inc. *	7,897	376,608
Euronet Worldwide, Inc. *	21,739	604,344
Global Payments, Inc.	10,219	476,307
Korn/Ferry International *	24,503	457,961
MPS Group, Inc. *	33,246	454,473

		3,128,081
Cellular Communications - 0.78%
Alamosa Holdings, Inc. *	24,208	450,511
Chemicals - 1.40%
Rockwood Holdings, Inc. *	15,222	300,330
The Scotts Company, Class A	11,274	510,036

		810,366
Computers & Business Equipment - 2.70%
Blue Coat Systems, Inc. *	6,868	314,005
Kronos, Inc. *	10,413	435,888
Merge Technologies, Inc. *	13,645	341,671
Micros Systems, Inc. *	9,807	473,874

		1,565,438
Construction Materials - 0.92%
JLG Industries, Inc.	11,675	533,081
Cosmetics & Toiletries - 0.85%
Steiner Leisure, Ltd. *	13,807	490,977
Crude Petroleum & Natural Gas - 1.72%
Hydril *	6,688	418,669
Unit Corp. *	10,562	581,227

		999,896
Domestic Oil - 2.30%
Encore Aquisition Company *	17,232	552,113
Range Resources Corp.	18,132	477,597
Whiting Petroleum Corp. *	7,675	307,000

		1,336,710
Drugs & Health Care - 1.40%
Immucor Corp. *	12,524	292,561
Mentor Corp.	11,249	518,354

		810,915
Electrical Equipment - 2.51%
FLIR Systems, Inc. *	19,890	444,144
Varian, Inc. *	13,904	553,240

The accompanying notes are an integral part of the financial statements. 303

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Company Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
Wesco International, Inc. *	10,673	$456,057

		1,453,441
Electronics - 2.49%
Mercury Computer Systems, Inc. *	17,377	358,488
Thomas & Betts Corp. *	13,339	559,704
Trimble Navigation, Ltd. *	14,814	525,749

		1,443,941
Financial Services - 1.63%
Affiliated Managers Group, Inc. *	6,343	509,026
Jeffries Group, Inc.	9,697	436,171

		945,197
Healthcare Products - 4.45%
American Medical Systems Holdings, Inc. *	26,606	474,385
Gen-Probe, Inc. *	11,668	569,282
Nuvasive, Inc. *	27,710	501,551
PetMed Express, Inc. *	5,247	74,350
ResMed, Inc. *	13,216	506,305
Wright Medical Group, Inc. *	22,184	452,553

		2,578,426
Healthcare Services - 3.68%
Cerner Corp. *	6,050	550,006
Pediatrix Medical Group, Inc. *	6,929	613,702
Per-Se Technologies, Inc. *	21,284	497,194
The Advisory Board Company *	9,899	471,885

		2,132,787
Hotels & Restaurants - 3.53%
Choice Hotels, Inc.	15,591	651,080
Jack In the Box, Inc. *	13,290	464,220
P.F. Chang's China Bistro, Inc. *	11,428	567,172
RARE Hospitality International, Inc. *	12,058	366,442

		2,048,914
Household Appliances - 0.75%
The Toro Company	9,938	434,986
Household Products - 1.05%
Church & Dwight, Inc.	12,759	421,430
Tempur-Pedic International, Inc. *	16,371	188,266

		609,696
Industrial Machinery - 2.28%
Actuant Corp., Class A	8,349	465,874
FMC Technologies, Inc. *	11,383	488,558
IDEX Corp.	9,022	370,895

		1,325,327
Insurance - 1.59%
HCC Insurance Holdings, Inc.	14,885	441,787
ProAssurance Corp. *	9,833	478,277

		920,064
Internet Content - 0.62%
Digitas, Inc. *	28,661	358,836

Small Company Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software - 2.14%
F5 Networks, Inc. *	7,126	$407,536
Internet Security Systems, Inc. *	7,512	157,376
Safenet, Inc. *	13,126	422,920
Sapient Corp. *	44,444	252,886

		1,240,718
Leisure Time - 2.15%
Imax Corp. *	39,197	276,731
Penn National Gaming, Inc. *	6,524	214,966
RC2 Corp. *	12,460	442,579
The Nautilus Group, Inc.	16,811	313,693

		1,247,969
Manufacturing - 0.49%
Blout International, Inc. *	17,740	282,598
Medical-Hospitals - 2.37%
AmSurg Corp. *	13,390	306,095
Lifepoint Hospitals, Inc. *	12,919	484,463
VCA Antech, Inc. *	20,654	582,443

		1,373,001
Mining - 0.75%
Lincoln Electric Holding, Inc.	11,024	437,212
Petroleum Services - 3.99%
Atwood Oceanics, Inc. *	6,175	481,835
Cal Dive International, Inc. *	12,289	441,052
Core Laboratories NV *	15,276	570,711
Grey Wolf, Inc. *	55,235	426,967
Superior Energy Services, Inc. *	18,835	396,477

		2,317,042
Pharmaceuticals - 2.88%
Amylin Pharmaceuticals, Inc. *	14,382	574,129
Encysive Pharmaceuticals, Inc. *	28,036	221,204
First Horizon Pharmaceutical Corp. *	19,419	334,978
United Therapeutics Corp. *	7,858	543,145

		1,673,456
Pollution Control - 0.99%
Stericycle, Inc. *	9,758	574,551
Real Estate - 0.42%
BioMed Realty Trust, Inc., REIT	10,044	245,074
Retail Grocery - 0.72%
United Natural Foods, Inc. *	15,918	420,235
Retail Trade - 3.24%
BJ's Wholesale Club, Inc. *	14,704	434,650
Childrens Place Retail Stores, Inc. *	11,542	570,406
Guitar Center, Inc. *	7,451	372,625
Regis Corp.	12,955	499,674

		1,877,355
Semiconductors - 5.62%
Cirrus Logic, Inc. *	45,094	301,228
Emulex Corp. *	21,905	433,500
FormFactor, Inc. *	18,516	452,346

The accompanying notes are an integral part of the financial statements. 304

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Company Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Genesis Microchip, Inc. *	14,232	$257,457
Microsemi Corp. *	25,962	718,109
Tessera Technologies, Inc. *	16,243	419,881
Varian Semiconductor Equipment
Associates, Inc. *	15,357	674,633

		3,257,154
Software - 4.74%
ANSYS, Inc. *	9,310	397,444
Avid Technology, Inc. *	8,124	444,870
Blackboard, Inc. *	16,902	489,820
Epicor Software Corp. *	31,281	442,001
Faro Technologies, Inc. *	22,798	455,960
MicroStrategy, Inc. *	6,310	522,089

		2,752,184
Steel - 0.99%
Carpenter Technology Corp.	8,134	573,203
Telecommunications Equipment &
Services - 3.67%
NETGEAR, Inc. *	24,579	473,146
NeuStar, Inc., Class A *	13,726	418,506
NICE Systems, Ltd. *	6,088	293,198
Polycom, Inc. *	25,766	394,220
SBA Communications Corp. *	30,613	547,972

		2,127,042
Toys, Amusements & Sporting Goods - 0.56%
Marvel Entertainment, Inc. *	19,896	325,896
Transportation - 1.28%
Heartland Express, Inc.	17,352	352,072
Kirby Corp. *	7,445	388,406

		740,478
Trucking & Freight - 3.14%
Forward Air Corp.	10,942	401,024
Knight Transportation, Inc.	20,993	435,175
Old Dominion Freight Lines, Inc. *	19,392	523,196
Swift Transportation, Inc. *	22,709	460,993

		1,820,388

TOTAL COMMON STOCKS (Cost $52,315,162)		$55,272,055

REPURCHASE AGREEMENTS - 4.13%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$2,392,545 on 1/3/2006,
collateralized by $1,755,000 U.S.
Treasury Bond, 8.125% due
08/15/2019 (valued at $2,441,644,
including interest) (c)	$2,392,000	$2,392,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,392,000)		$2,392,000

Total Investments (Small Company Growth Trust)
(Cost $54,707,162) - 99.42%		$57,664,055
Other Assets in Excess of Liabilities - 0.58%		338,159

TOTAL NET ASSETS - 100.00%		$58,002,214

Small Company Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.39%
Aerospace - 0.56%
Alliant Techsystems, Inc. *	982	$74,799
Esterline Technologies Corp. *	2,569	95,541
Teledyne Technologies, Inc. *	7,016	204,166

		374,506
Air Travel - 0.38%
Frontier Airlines, Inc. *	4,487	41,460
Mesa Air Group, Inc. *	3,054	31,945
SkyWest, Inc.	6,788	182,325

		255,730
Apparel & Textiles - 0.71%
Brown Shoe, Inc.	712	30,210
DHB Industries, Inc. *	5,530	24,719
Guess, Inc. *	6,684	237,951
K-Swiss, Inc., Class A	5,602	181,729

		474,609
Auto Parts - 1.01%
Commercial Vehicle Group, Inc. *	4,732	88,867
CSK Auto Corp. *	6,248	94,220
TRW Automotive Holdings Corp. *	18,804	495,485

		678,572
Banking - 5.76%
BancFirst Corp.	1,062	83,898
Bank of Hawaii Corp.	13,933	718,107
BOK Financial Corp.	702	31,892
Capital Crossing Bank *	425	14,195
Center Financial Corp.	3,392	85,343
City National Corp.	7,030	509,253
Commerce Bancshares, Inc.	5,005	260,861
Community Trust Bancorp, Inc.	418	12,853
Corus Bankshares, Inc.	8,184	460,514
Cullen Frost Bankers, Inc.	1,801	96,678
Downey Financial Corp.	14,716	1,006,427
First BanCorp Puerto Rico	18,854	233,978
First Citizens Bancshares, Inc.	567	98,896
First Indiana Corp.	934	32,111
First Regional Bancorp *	608	41,070
Greenhill & Company, Inc.	686	38,526
International Bancshares Corp.	196	5,755
Old Second Bancorp, Inc.	1,504	45,977
Southwest Bancorp, Inc.	972	19,440
TCF Financial Corp.	302	8,196
Wilmington Trust Corp.	1,120	43,579
Wilshire Bancorp, Inc.	565	9,712

		3,857,261

The accompanying notes are an integral part of the financial statements. 305

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Company Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology - 0.51%
Millipore Corp. *	2,104	$138,948
PRA International *	7,168	201,779

		340,727
Broadcasting - 0.22%
Sinclair Broadcast Group, Inc., Class A	16,334	150,273
Building Materials & Construction - 0.70%
Lennox International, Inc.	16,554	466,823
Business Services - 4.29%
Administaff, Inc.	1,557	65,472
Dun & Bradstreet Corp. *	424	28,391
Escala Group, Inc. *	5,771	117,036
Ezcorp, Inc., Class A *	2,699	41,241
Global Payments, Inc.	11,961	557,502
John H. Harland Company	15,038	565,429
Kendle International, Inc. *	5,625	144,787
PHH Corp. *	12,088	338,706
R.H. Donnelley Corp. *	10,667	657,300
Sotheby's Holdings, Inc., Class A *	12,580	230,969
Teletech Holdings, Inc. *	2,234	26,920
West Corp. *	2,467	103,984

		2,877,737
Cable and Television - 0.08%
LodgeNet Entertainment Corp. *	3,868	53,920
Cellular Communications - 0.10%
Tessco Technologies, Inc. *	4,121	68,161
Chemicals - 1.64%
Albany Molecular Research, Inc. *	1,521	18,480
Eastman Chemical Company	2,411	124,383
Glenayre Technologies, Inc. *	8,200	26,650
Hercules, Inc. *	5,163	58,342
Pioneer Companies, Inc. *	6,264	187,732
Terra Industries, Inc. *	79,186	443,442
UAP Holding Corp.	6,819	139,244
W. R. Grace & Company *	10,867	102,150

		1,100,423
Commercial Services - 0.28%
Vertrue, Inc. *	5,363	189,475
Computers & Business Equipment - 4.87%
Agilysys, Inc.	23,264	423,870
Blue Coat Systems, Inc. *	1,368	62,545
CalAmp Corp. *	5,726	60,066
Gerber Scientific, Inc. *	7,059	67,555
Intergraph Corp. *	14,093	701,972
Komag, Inc. *	25,565	886,083
MTS Systems Corp.	9,148	316,887
Plexus Corp. *	6,415	145,877
Sybase, Inc. *	478	10,449
Sykes Enterprises, Inc. *	15,407	205,991
Trident Microsystems, Inc. *	4,634	83,412

Small Company Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment
(continued)
Western Digital Corp. *	16,095	$299,528

		3,264,235
Construction & Mining Equipment - 0.04%
Kaman Corp., Class A	1,479	29,122
Construction Materials - 4.40%
Applied Industrial Technologies, Inc.	20,895	703,953
Columbus McKinnon Corp. *	2,356	51,785
JLG Industries, Inc.	17,143	782,749
Universal Forest Products, Inc.	4,502	248,735
USG Corp. *	17,874	1,161,810

		2,949,032
Containers & Glass - 1.52%
Greif, Inc., Class A	9,238	612,294
Silgan Holdings, Inc.	11,247	406,242

		1,018,536
Cosmetics & Toiletries - 0.17%
Playtex Products, Inc. *	8,096	110,672
Crude Petroleum & Natural Gas - 0.64%
Cabot Oil & Gas Corp., Class A	2,640	119,064
Harvest Natural Resources, Inc. *	24,369	216,397
Swift Energy Company *	2,083	93,881

		429,342
Domestic Oil - 2.91%
Forest Oil Corp. *	13,064	595,327
Frontier Oil Corp.	18,980	712,319
Giant Industries, Inc. *	3,557	184,822
Vintage Petroleum, Inc.	8,295	442,372
Williams Clayton Energy, Inc. *	342	14,275

		1,949,115
Drugs & Health Care - 1.69%
Alliance Imaging, Inc. *	11,413	67,907
Alpharma, Inc., Class A	24,132	688,003
Candela Corp. *	1,050	15,162
CNS, Inc.	7,847	171,928
NDCHealth Corp. *	2,574	49,498
Nutraceutical International Corp. *	6,467	87,628
Vital Signs, Inc.	1,228	52,583

		1,132,709
Electrical Equipment - 0.92%
A.O. Smith Corp.	13,047	457,950
American Science & Engineering, Inc. *	485	30,250
Ampex Corp. *	858	17,495
Lamson & Sessions Company *	2,170	54,293
Sirf Technology Holdings, Inc. *	2,013	59,987

		619,975
Electrical Utilities - 0.63%
Allegheny Energy, Inc. *	11,450	362,392

The accompanying notes are an integral part of the financial statements. 306

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Company Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Utilities (continued)
Pepco Holdings, Inc.	2,586	$57,849

		420,241
Electronics - 3.86%
Ansoft Corp. *	529	18,013
Arrow Electronics, Inc. *	23,830	763,275
Avnet, Inc. *	13,176	315,433
Imation Corp.	1,300	59,891
Itron, Inc. *	16,585	664,063
LoJack Corp. *	2,339	56,440
Portalplayer, Inc. *	642	18,181
Teleflex, Inc.	10,027	651,555
Zygo Corp. *	2,785	40,912

		2,587,763
Energy - 1.45%
Energen Corp.	23,704	860,929
Southwestern Energy Company *	3,051	109,653

		970,582
Financial Services - 1.10%
Calamos Asset Management, Inc.	870	27,362
City Holding Company	2,793	100,408
Nelnet, Inc., Class A *	560	22,781
Raymond James Financial, Inc.	2,176	81,970
Stifel Financial Corp. *	1,397	52,513
Taylor Capital Group, Inc.	1,231	49,732
Westcorp, Inc.	5,996	399,394

		734,160
Food & Beverages - 3.26%
Chiquita Brands International, Inc.	13,009	260,310
Del Monte Foods Company *	8,372	87,320
Domino's Pizza, Inc.	21,531	521,050
M & F Worldwide Corp. *	6,454	105,329
Pilgrims Pride Corp.	21,173	702,097
Seabord Corp.	311	469,921
Spartan Stores, Inc. *	3,953	41,190

		2,187,217
Forest Products - 0.25%
Rayonier, Inc.	4,243	169,084
Funeral Services - 0.14%
Alderwoods Group, Inc. *	5,952	94,458
Gas & Pipeline Utilities - 1.56%
Nicor, Inc.	8,461	332,602
Transmontaigne, Inc. *	4,216	27,825
UGI Corp.	33,098	681,819

		1,042,246
Healthcare Products - 4.41%
Cantel Medical Corp. *	714	12,809
Cutera, Inc. *	5,171	136,308
Dade Behring Holdings, Inc.	18,380	751,558
DENTSPLY International, Inc.	1,775	95,300
Edwards Lifesciences Corp. *	7,465	310,619

Small Company Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Haemonetics Corp. *	12,210	$596,581
Health Tronics, Inc. *	3,858	29,514
Hologic, Inc. *	1,682	63,781
ICU Medical, Inc. *	1,659	65,049
Kinetic Concepts, Inc. *	1,247	49,581
Owens & Minor, Inc.	3,767	103,705
PetMed Express, Inc. *	15,927	225,686
Respironics, Inc. *	3,493	129,485
SurModics, Inc. *	9,790	362,132
Sybron Dental Specialties, Inc. *	635	25,279

		2,957,387
Healthcare Services - 3.07%
Genesis HealthCare Corp. *	12,330	450,292
Magellan Health Services, Inc. *	15,197	477,946
Per-Se Technologies, Inc. *	8,096	189,122
Sierra Health Services, Inc. *	11,743	938,970

		2,056,330
Homebuilders - 1.64%
NVR, Inc. *	1,568	1,100,736
Hotels & Restaurants - 1.46%
CKE Restaurants, Inc.	18,163	245,382
Luby's Cafeterias, Inc. *	10,987	146,127
Main Street Restaurant Group, Inc. *	8,864	38,913
Papa Johns International, Inc. *	9,278	550,278

		980,700
Industrial Machinery - 1.28%
Cummins, Inc.	8,325	747,002
Flow International Corp. *	9,108	76,689
Gardner Denver, Inc. *	738	36,384

		860,075
Industrials - 0.53%
Clean Harbors, Inc. *	11,197	322,585
Michael Baker Corp. *	1,214	31,018

		353,603
Insurance - 4.28%
American Financial Group, Inc.	9,135	349,962
Conseco, Inc. *	15,287	354,200
Endurance Specialty Holdings, Ltd.	7,151	256,363
First American Corp.	3,816	172,865
LandAmerica Financial Group, Inc.	12,438	776,131
PICO Holdings, Inc. *	1,180	38,067
Safety Insurance Group, Inc.	4,538	183,199
Selective Insurance Group, Inc.	238	12,638
Stewart Information Services Corp.	860	41,856
Zenith National Insurance Corp.	14,811	683,083

		2,868,364
International Oil - 0.23%
Callon Petroleum Company *	8,767	154,738
Internet Service Provider - 1.94%
Earthlink, Inc. *	74,347	825,995

The accompanying notes are an integral part of the financial statements. 307

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Company Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Service Provider
(continued)
TriZetto Group, Inc. *	10,685	$181,538
United Online, Inc.	20,362	289,548

		1,297,081
Leisure Time - 1.84%
Bluegreen Corp. *	6,181	97,660
DreamWorks Animation SKG, Class A *	25,668	630,406
Steinway Musical Instruments, Inc. *	3,428	87,448
Vail Resorts, Inc. *	12,578	415,452

		1,230,966
Manufacturing - 1.04%
Blout International, Inc. *	17,844	284,255
Mettler-Toledo International, Inc. *	5,684	313,757
Stanley Works	2,085	100,163

		698,175
Metal & Metal Products - 4.00%
Crown Holdings, Inc. *	22,244	434,425
Earle M. Jorgensen Company *	1,606	14,823
Metal Management, Inc.	18,054	419,936
Quanex Corp.	16,692	834,099
Reliance Steel & Aluminum Company	14,797	904,393
Shiloh Industries, Inc *	2,898	38,428
Sun Hydraulics, Inc.	1,821	35,200

		2,681,304
Office Furnishings & Supplies - 0.02%
CompX International, Inc.	712	11,406
Paper - 0.02%
Rock-Tenn Company, Class A	1,002	13,677
Petroleum Services - 3.55%
Core Laboratories NV *	4,028	150,486
McDermott International, Inc. *	18,483	824,527
SEACOR SMIT, Inc. *	2,977	202,734
Tesoro Petroleum Corp.	6,349	390,781
Veritas DGC, Inc. *	22,897	812,614

		2,381,142
Pharmaceuticals - 2.24%
Alkermes, Inc. *	36,909	705,700
King Pharmaceuticals, Inc. *	44,848	758,828
ViroPharma, Inc. *	1,937	35,932

		1,500,460
Publishing - 0.43%
Consolidated Graphics, Inc. *	795	37,635
Playboy Enterprises, Inc., Class B *	6,528	90,674
Scholastic Corp. *	5,549	158,202

		286,511
Railroads & Equipment - 0.37%
Kansas City Southern *	10,048	245,473
Real Estate - 2.11%
American Campus Communities, Inc., REIT	1,659	41,143

Small Company Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Boykin Lodging Company, REIT *	5,943	$72,624
CBL & Associates Properties, Inc., REIT	17,381	686,723
Innkeepers USA Trust, REIT	12,462	199,392
MeriStar Hospitality Corp., REIT *	19,939	187,427
Mission West Properties, Inc., REIT	5,758	56,083
PS Business Parks, Inc., REIT	1,662	81,770
Saul Centers, Inc., REIT	370	13,357
Tanger Factory Outlet Centers, Inc., REIT	2,585	74,293

		1,412,812
Retail Grocery - 0.35%
Nash-Finch Company	9,190	234,161
Retail Trade - 8.28%
Barnes & Noble, Inc.	15,105	644,530
Blair Corp.	1,086	42,289
Building Materials Holding Corp.	10,501	716,273
Charming Shoppes, Inc. *	29,661	391,525
Childrens Place Retail Stores, Inc. *	10,612	524,445
Genesco, Inc. *	11,694	453,610
Longs Drug Stores Corp.	21,146	769,503
Pantry, Inc. *	9,984	469,148
Payless ShoeSource, Inc. *	30,727	771,248
Sonic Automotive, Inc.	16,139	359,577
Sportsman's Guide, Inc. *	1,428	34,058
Steven Madden, Ltd. *	2,706	79,097
The Dress Barn, Inc. *	7,601	293,475
Transport World Entertainment Corp. *	576	3,283

		5,552,061
Semiconductors - 1.20%
Cirrus Logic, Inc. *	2,438	16,286
Cymer, Inc. *	4,543	161,322
Emulex Corp. *	22,898	453,152
Kopin Corp. *	1,958	10,475
LSI Logic Corp. *	2,716	21,728
Netlogic Microsystems, Inc *	5,272	143,609

		806,572
Software - 1.07%
Actuate Corp. *	4,363	13,700
Captiva Software Corp. *	2,123	47,237
CCC Information Services Group, Inc. *	2,037	53,410
DucoCorp, Inc. *	1,884	12,001
Parametric Technology Corp. *	75,059	457,860
Progress Software Corp. *	1,905	54,064
SPSS, Inc. *	2,533	78,345

		716,617
Steel - 0.63%
Alaska Steel Holding Corp. *	2,720	21,624
Allegheny Technologies, Inc.	1,282	46,255
Chaparral Steel Company *	2,274	68,788
Texas Industries, Inc.	5,665	282,344

		419,011

The accompanying notes are an integral part of the financial statements. 308

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Company Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services - 1.94%
ADTRAN, Inc.	19,797	$588,763
Comtech Telecommunications Corp. *	13,459	411,038
Premiere Global Services, Inc. *	36,836	299,476

		1,299,277
Telephone - 0.73%
CenturyTel, Inc.	8,229	272,874
Cincinnati Bell, Inc. *	7,830	27,483
TALK America Holdings, Inc. *	19,885	171,607
Valor Communications Group, Inc.	1,454	16,576

		488,540
Tires & Rubber - 1.15%
Goodyear Tire & Rubber Company *	44,408	771,811
Tobacco - 0.93%
Loews Corp. - Carolina Group	14,195	624,438
Toys, Amusements & Sporting Goods - 1.05%
Jakks Pacific, Inc. *	33,603	703,647
Transportation - 0.54%
Heartland Express, Inc.	7,026	142,558
Kirby Corp. *	2,700	140,859
Offshore Logistics, Inc. *	2,697	78,752

		362,169
Trucking & Freight - 1.41%
Arkansas Best Corp.	2,734	119,421
EGL, Inc. *	2,716	102,040
Forward Air Corp.	3,749	137,401
Knight Transportation, Inc.	9,249	191,732
Landstar Systems, Inc.	7,166	299,109
Navistar International Corp. *	478	13,680
Old Dominion Freight Lines, Inc. *	2,917	78,701

		942,084

TOTAL COMMON STOCKS (Cost $62,503,732)		$66,608,034

REPURCHASE AGREEMENTS - 0.55%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$367,084 on 1/03/2006,
collateralized by $270,000 U.S.
Treasury Bonds, 8.125% due
08/15/2019 (valued at $375,638,
including interest) (c)	$367,000	$367,000

TOTAL REPURCHASE AGREEMENTS
(Cost $367,000)		$367,000

Total Investments (Small Company Trust)
(Cost $62,870,732) - 99.94%		$66,975,034
Other Assets in Excess of Liabilities - 0.06%		39,235

TOTAL NET ASSETS - 100.00%		$67,014,269

Small Company Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.02%
Aerospace - 1.11%
EDO Corp.	107,000	$2,895,420
Woodward Governor Company	48,600	4,180,086

		7,075,506
Apparel & Textiles - 1.02%
Culp, Inc. *	123,500	584,155
G & K Services, Class A	151,000	5,926,750

		6,510,905
Auto Parts - 0.21%
Accuride Corp. *	102,800	1,326,120
Auto Services - 1.02%
Dollar Thrifty Automotive Group, Inc. *	180,500	6,510,635
Banking - 7.03%
Boston Private Financial Holdings, Inc.	74,100	2,254,122
East West Bancorp, Inc.	272,900	9,958,121
First Republic Bank	279,800	10,355,398
Netbank, Inc.	246,000	1,766,280
SVB Financial Group *	214,700	10,056,548
Texas Regional Bancshares, Inc., Class A	372,100	10,530,430

		44,920,899
Biotechnology - 1.47%
Exelixis, Inc. *	267,200	2,517,024
Lexicon Genetics, Inc. *	400,100	1,460,365
Myriad Genetics, Inc. *	259,000	5,387,200

		9,364,589
Broadcasting - 0.47%
Saga Communications, Inc., Class A *	276,700	3,007,729
Building Materials & Construction - 0.37%
ElkCorp	69,300	2,332,638
Business Services - 4.60%
Electro Rent Corp. *	312,200	4,654,902
FTI Consulting, Inc. *	179,000	4,911,760
McGrath Rentcorp	275,000	7,645,000
MPS Group, Inc. *	513,600	7,020,912
StarTek, Inc.	144,300	2,597,400
Wireless Facilities, Inc. *	494,900	2,523,990

		29,353,964
Chemicals - 2.68%
Airgas, Inc.	209,500	6,892,550
Arch Chemicals, Inc.	174,400	5,214,560
MacDermid, Inc.	180,300	5,030,370

		17,137,480
Computers & Business Equipment - 1.02%
Brooks Automation, Inc. *	518,499	6,496,792
Construction & Mining Equipment - 0.74%
Carbo Ceramics, Inc.	83,500	4,719,420
Construction Materials - 3.86%
Ameron International Corp.	78,700	3,587,146
Florida Rock Industries, Inc.	165,600	8,124,336

The accompanying notes are an integral part of the financial statements. 309

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction Materials (continued)
JLG Industries, Inc.	283,500	$12,944,610

		24,656,092
Containers & Glass - 0.55%
West Pharmaceutical Services, Inc.	141,500	3,541,745
Crude Petroleum & Natural Gas - 0.25%
Cimarex Energy Company *	37,700	1,621,477
Domestic Oil - 3.66%
Forest Oil Corp. *	191,900	8,744,883
TETRA Technologies, Inc. *	265,900	8,115,268
Union Drilling, Inc. *	38,000	552,140
Whiting Petroleum Corp. *	149,800	5,992,000

		23,404,291
Drugs & Health Care - 1.27%
Arrow International, Inc.	114,900	3,330,951
Diversa Corp. *	321,000	1,540,800
Landauer, Inc.	69,700	3,212,473

		8,084,224
Electrical Equipment - 1.94%
C & D Technologies, Inc.	209,600	1,597,152
Genlyte Group, Inc. *	96,300	5,158,791
Littelfuse, Inc. *	148,800	4,054,800
Methode Electronics, Inc., Class A	159,700	1,592,209

		12,402,952
Electrical Utilities - 2.44%
Black Hills Corp.	141,300	4,890,393
Cleco Corp.	168,800	3,519,480
El Paso Electric Company *	185,000	3,892,400
Otter Tail Corp.	75,500	2,187,990
Pike Electric Corp. *	68,400	1,109,448

		15,599,711
Electronics - 2.36%
Analogic Corp.	43,800	2,095,830
Belden CDT, Inc.	201,100	4,912,873
Franklin Electric, Inc.	204,700	8,093,838

		15,102,541
Food & Beverages - 0.20%
Centerplate, Inc.	100,800	1,308,384
Forest Products - 0.97%
Deltic Timber Corp.	119,200	6,181,712
Furniture & Fixtures - 0.68%
Stanley Furniture Company, Inc.	188,600	4,371,748
Gas & Pipeline Utilities - 0.94%
Southwest Gas Corp.	107,800	2,845,920
Vectren Corp.	115,900	3,147,844

		5,993,764
Gold - 0.66%
Meridian Gold, Inc. *	191,300	4,183,731

Small Company Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products - 1.19%
Owens & Minor, Inc.	275,200	$7,576,256
Hotels & Restaurants - 1.64%
RARE Hospitality International, Inc. *	258,500	7,855,815
Ruby Tuesday, Inc.	101,300	2,622,657

		10,478,472
Industrial Machinery - 1.07%
IDEX Corp.	166,800	6,857,148
Insurance - 5.07%
Markel Corp. *	18,300	5,802,015
Max Re Capital, Ltd.	206,300	5,357,611
Midland Company	130,131	4,689,921
ProAssurance Corp. *	234,600	11,410,944
Scottish Re Group, Ltd.	93,000	2,283,150
Triad Guaranty, Inc. *	65,200	2,868,148

		32,411,789
Internet Software - 0.50%
RSA Security, Inc. *	284,500	3,194,935
Investment Companies - 2.14%
Allied Capital Corp.	188,500	5,536,245
American Capital Strategies, Ltd.	78,000	2,824,380
First Financial Fund, Inc. * (a)	311,487	5,313,961

		13,674,586
Leisure Time - 1.23%
SCP Pool Corp.	210,900	7,849,698
Life Sciences - 0.59%
Symyx Technologies, Inc. *	138,300	3,774,207
Manufacturing - 2.13%
AptarGroup, Inc.	135,100	7,052,220
Nordson Corp.	161,200	6,530,212

		13,582,432
Metal & Metal Products - 3.01%
Gibraltar Industries, Inc.	255,000	5,849,700
Matthews International Corp., Class A	245,800	8,949,578
Metal Management, Inc.	189,100	4,398,466

		19,197,744
Mining - 1.56%
Penn Virginia Corp.	174,000	9,987,600
Mobile Homes - 0.54%
Skyline Corp.	95,300	3,468,920
Mutual Funds - 0.31%
iShares Russell 2000 Value Index Fund	29,800	1,964,714
Newspapers - 0.49%
Journal Register Company	211,400	3,160,430
Paper - 0.76%
Chesapeake Corp.	68,600	1,164,828
Wausau-Mosinee Paper Corp.	312,000	3,697,200

		4,862,028

The accompanying notes are an integral part of the financial statements. 310

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Petroleum Services - 3.15%
Atwood Oceanics, Inc. *	58,000	$4,525,740
Lone Star Technologies, Inc. *	81,700	4,220,622
TODCO *	197,200	7,505,432
W-H Energy Services, Inc. *	116,400	3,850,512

		20,102,306
Railroads & Equipment - 1.01%
Genesee & Wyoming, Inc., Class A *	171,200	6,428,560
Real Estate - 6.28%
Bedford Property Investments, Inc., REIT	139,200	3,054,048
Columbia Equity Trust, Inc., REIT	110,000	1,776,500
First Potomac Realty Trust, REIT	180,900	4,811,940
Glenborough Realty Trust, Inc., REIT	108,900	1,971,090
Innkeepers USA Trust, REIT	166,200	2,659,200
Kilroy Realty Corp., REIT	176,400	10,919,160
LaSalle Hotel Properties, REIT	175,700	6,451,704
Strategic Hotel Cap, Inc., REIT	214,800	4,420,584
Washington REIT	134,500	4,082,075

		40,146,301
Retail Grocery - 0.63%
Nash-Finch Company	81,300	2,071,524
Wild Oats Markets, Inc. *	162,500	1,963,000

		4,034,524
Retail Trade - 5.69%
Aaron Rents, Inc., Class A	16,700	320,640
Aaron Rents, Inc., Class B	470,000	9,907,600
Casey's General Stores, Inc.	243,600	6,041,280
CSS Industries, Inc.	137,700	4,231,521
Fred's, Inc., Class A	201,100	3,271,897
Hancock Fabrics, Inc.	188,700	768,009
Haverty Furniture Companies, Inc.	318,100	4,100,309
Stein Mart, Inc.	423,000	7,677,450

		36,318,706
Sanitary Services - 2.25%
Casella Waste Systems, Inc., Class A *	330,400	4,225,816
Insituform Technologies, Inc., Class A *	269,600	5,222,152
Synagro Technologies, Inc.	202,400	856,152
Waste Connections, Inc. *	118,200	4,073,172

		14,377,292
Semiconductors - 1.16%
ATMI, Inc. *	125,900	3,521,423
Entegris, Inc. *	413,900	3,898,938

		7,420,361
Software - 3.62%
Packeteer, Inc. *	337,300	2,620,821
Progress Software Corp. *	218,000	6,186,840
SPSS, Inc. *	191,200	5,913,816
Websense, Inc. *	127,600	8,375,664

		23,097,141

Small Company Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Steel - 1.22%
Carpenter Technology Corp.	110,900	$7,815,123
Telecommunications Equipment &
Services - 0.45%
Premiere Global Services, Inc. *	352,900	2,869,077
Tires & Rubber - 0.42%
Myers Indiana, Inc.	182,000	2,653,560
Tobacco - 0.13%
Alliance One International, Inc.	208,800	814,320
Transportation - 3.45%
Kirby Corp. *	152,100	7,935,057
Macquarie Infrastructure Company Trust	145,800	4,490,640
UTI Worldwide, Inc.	103,500	9,608,940

		22,034,637
Trucking & Freight - 2.81%
Landstar Systems, Inc.	430,700	17,977,419

TOTAL COMMON STOCKS (Cost $444,254,587)		$613,339,335

SHORT TERM INVESTMENTS - 4.09%
State Street Navigator Securities
Lending Prime Portfolio	$2,231,250	$2,231,250
T. Rowe Price Reserve Investment Fund (c)	23,883,309	23,883,309

TOTAL SHORT TERM INVESTMENTS
(Cost $26,114,559)		$26,114,559

REPURCHASE AGREEMENTS - 0.13%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$882,201 on 1/3/2006,
collateralized by $655,000 U.S.
Treasury Bonds, 7.875% due
02/15/2021 (valued at $900,625,
including interest) (c)	$882,000	$882,000

TOTAL REPURCHASE AGREEMENTS
(Cost $882,000)		$882,000

Total Investments (Small Company Value Trust)
(Cost $471,251,146) - 100.24%		$640,335,894
Liabilities in Excess of Other Assets - (0.24)%		(1,563,401)

TOTAL NET ASSETS - 100.00%		$638,772,493

Special Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 92.47%
Aerospace - 2.21%
DRS Technologies, Inc.	13,692	$704,043
HEICO Corp., Class A	23,151	475,058
Orbital Sciences Corp., Class A *	45,271	581,280

		1,760,381

The accompanying notes are an integral part of the financial statements. 311

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Special Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Air Travel - 0.89%
Airtran Holdings, Inc. *	24,000	$384,720
SkyWest, Inc.	11,947	320,896

		705,616
Apparel & Textiles - 0.94%
Timberland Company, Class A *	22,919	746,014
Auto Parts - 1.09%
Lear Corp.	30,548	869,396
Banking - 10.48%
Amcore Financial, Inc.	19,187	583,477
BancTrust Financial Group, Inc.	9,497	190,890
Cascade Financial Corp.	2,000	35,505
Central Pacific Financial Corp.	20,555	738,336
City Bank Lynnwood WA	2,633	93,656
Cullen Frost Bankers, Inc.	12,992	697,410
First Charter Corp.	26,317	622,660
First Security Group, Inc.	33,201	323,378
First State Bancorporation	26,649	639,309
IBERIABANK Corp.	5,064	258,315
Investors Financial Services Corp.	5,000	184,150
Midwest Banc Holdings, Inc.	17,863	397,452
Pacific Capital Bancorp	23,662	841,894
Sterling Bancorp	14,637	288,788
Tompkins Trustco, Inc.	4,298	192,550
UCBH Holdings, Inc.	53,900	963,732
Umpqua Holdings Corp.	28,481	812,563
Webster Financial Corp.	9,994	468,719

		8,332,784
Building Materials & Construction - 0.13%
Fiberstars, Inc. *	11,700	100,035
Business Services - 4.36%
Black Box Corp.	15,624	740,265
John H. Harland Company	13,158	494,741
Korn/Ferry International *	6,963	130,138
Labor Ready, Inc. *	36,840	767,009
Perot Systems Corp., Class A *	39,209	554,415
Watson Wyatt & Company Holdings	27,882	777,908

		3,464,476
Chemicals - 3.30%
A. Schulman, Inc.	21,120	454,502
Cabot Microelectronics Corp. *	12,058	353,661
Georgia Gulf Corp.	13,700	416,754
Lyondell Chemical Company	14,557	346,748
Olin Corp.	25,084	493,653
OM Group, Inc. *	29,600	555,296

		2,620,614
Computers & Business Equipment - 1.11%
Pomeroy Computer Resources, Inc. *	21,681	181,036
Rimage Corp. *	10,563	306,116
Tech Data Corp. *	9,927	393,904

		881,056

Special Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction & Mining Equipment - 1.25%
National Oilwell, Inc. *	15,820	$991,914
Construction Materials - 1.38%
EMCOR Group, Inc. *	10,960	740,129
Patrick Industries, Inc. *	33,371	353,395

		1,093,524
Containers & Glass - 1.34%
Smurfit-Stone Container Corp. *	75,048	1,063,430
Cosmetics & Toiletries - 1.14%
Steiner Leisure, Ltd. *	25,384	902,655
Crude Petroleum & Natural Gas - 1.91%
Newfield Exploration Company *	12,992	650,510
XTO Energy, Inc.	19,728	866,848

		1,517,358
Domestic Oil - 0.99%
Denbury Resources, Inc. *	34,544	786,912
Educational Services - 0.44%
Leapfrog Enterprises, Inc., Class A *	29,914	348,498
Electrical Equipment - 1.06%
Tektronix, Inc.	29,995	846,159
Electrical Utilities - 0.21%
MGE Energy, Inc.	4,898	166,091
Electronics - 2.58%
ATI Technologies, Inc. *	43,072	731,793
Bel Fuse, Inc., Class B	6,663	211,883
Mercury Computer Systems, Inc. *	29,623	611,123
Woodhead Industries, Inc.	36,077	500,388

		2,055,187
Energy - 0.45%
New Jersey Resources Corp.	8,462	354,473
Financial Services - 1.99%
Financial Federal Corp.	12,159	540,468
Portfolio Recovery Associates, Inc. *	22,458	1,042,949

		1,583,417
Food & Beverages - 1.29%
Del Monte Foods Company *	98,544	1,027,814
Furniture & Fixtures - 0.67%
Furniture Brands International, Inc.	24,018	536,322
Gas & Pipeline Utilities - 0.45%
Northwest Natural Gas Company	10,527	359,813
Healthcare Services - 3.19%
AMERIGROUP Corp. *	23,585	458,964
Apria Healthcare Group, Inc. *	23,352	563,017
Cross Country Healthcare, Inc. *	41,174	732,074
MedQuist, Inc. *	11,474	139,409
National Dentex Corp. *	28,380	639,685

		2,533,149
Hotels & Restaurants - 0.81%
O'Charley's, Inc. *	41,479	643,339

The accompanying notes are an integral part of the financial statements. 312

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Special Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Machinery - 4.43%
Albany International Corp., Class A	25,051	$905,844
IDEX Corp.	24,384	1,002,426
Kennametal, Inc.	13,425	685,212
Lindsay Manufacturing Company	7,895	151,821
Sauer-Danfoss, Inc.	41,272	776,327

		3,521,630
Industrials - 2.23%
Crane Company	27,616	974,016
Harsco Corp.	11,793	796,146

		1,770,162
Insurance - 4.88%
CNA Surety Corp. *	31,913	464,972
EMC Insurance Group, Inc.	26,800	534,392
Midland Company	20,453	737,126
PMI Group, Inc.	23,687	972,825
RLI Corp.	11,726	584,776
Triad Guaranty, Inc. *	13,228	581,900

		3,875,991
Internet Content - 0.57%
McAfee, Inc. *	16,756	454,590
Leisure Time - 0.38%
K2, Inc. *	29,647	299,731
Manufacturing - 4.96%
AptarGroup, Inc.	13,692	714,722
Kaydon Corp.	25,584	822,270
Pentair, Inc.	27,284	941,844
Roper Industries, Inc.	25,184	995,020
Snap-on, Inc.	12,592	472,955

		3,946,811
Medical-Hospitals - 0.79%
RehabCare Group, Inc. *	31,113	628,483
Metal & Metal Products - 2.69%
Gibraltar Industries, Inc.	32,379	742,774
Mueller Industries, Inc.	17,023	466,771
Timken Company	28,915	925,858

		2,135,403
Mutual Funds - 5.76%
iShares Nasdaq Biotechnology Index Fund *	10,058	776,880
iShares Russell 2000 Value Index Fund	57,696	3,803,897

		4,580,777
Office Furnishings & Supplies - 1.71%
IKON Office Solutions, Inc.	51,600	537,156
United Stationers, Inc. *	17,023	825,616

		1,362,772
Paper - 0.44%
Pope & Talbot, Inc.	42,070	350,443
Petroleum Services - 1.02%
Superior Well Services, Inc. *	8,662	205,809

Special Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Petroleum Services (continued)
TODCO *	15,847	$603,137

		808,946
Pharmaceuticals - 1.02%
Bentley Pharmaceuticals, Inc. *	49,198	807,339
Railroads & Equipment - 0.89%
Wabtec Corp.	26,183	704,323
Real Estate - 4.91%
American Land Lease, Inc., REIT	12,759	302,006
Cousins Properties, Inc., REIT	21,286	602,394
Duke Realty Corp., REIT	8,895	297,093
Equity One, Inc., REIT	19,521	451,325
Host Marriott Corp., REIT	28,382	537,839
LaSalle Hotel Properties, REIT	17,356	637,312
Liberty Property Trust, REIT	7,962	341,172
Pan Pacific Retail Properties, Inc., REIT	11,027	737,596

		3,906,737
Retail Trade - 3.43%
Cato Corp., Class A	44,638	957,485
Deb Shops, Inc.	12,759	379,325
Dillard's, Inc., Class A	19,220	477,040
Linens'n Things, Inc. *	18,988	505,081
The Buckle, Inc.	12,592	405,966

		2,724,897
Semiconductors - 1.60%
Exar Corp. *	36,777	460,448
Varian Semiconductor Equipment
Associates, Inc. *	18,455	810,728

		1,271,176
Software - 1.85%
Dendrite International, Inc. *	27,349	394,099
EPIQ Systems, Inc. *	28,981	537,308
Micromuse, Inc. *	24,156	238,903
NetIQ Corp. *	24,718	303,784

		1,474,094
Tires & Rubber - 1.07%
Cooper Tire & Rubber Company	55,785	854,626
Transportation - 0.80%
Kirby Corp. *	12,226	637,830
Travel Services - 0.29%
Pegasus Solutions, Inc. *	25,817	231,579
Trucking & Freight - 1.09%
Arkansas Best Corp.	19,754	862,855

TOTAL COMMON STOCKS (Cost $70,229,167)		$73,501,622

CORPORATE BONDS - 0.04%
Metal & Metal Products - 0.04%
Mueller Industries, Inc.
6.00% due 11/01/2014	$35,000	33,600

TOTAL CORPORATE BONDS (Cost $34,362)		$33,600

The accompanying notes are an integral part of the financial statements. 313

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Special Value Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 7.74%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$6,157,402 on 1/03/2006,
collateralized by $4,515,000 U.S.
Treasury Bond, 8.125% due
08/15/2019 (valued at $6,281,494,
including interest) (c)	$6,156,000	$6,156,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,156,000)		$6,156,000

Total Investments (Special Value Trust)
(Cost $76,419,529) - 100.25%		$79,691,222
Liabilities in Excess of Other Assets - (0.25)%		(202,367)

TOTAL NET ASSETS - 100.00%		$79,488,855

Spectrum Income Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 18.09%
Aerospace - 0.32%
Lockheed Martin Corp.	14,700	$935,361
Raytheon Company	21,200	851,180

		1,786,541
Aluminum - 0.14%
Alcoa, Inc.	25,200	745,164
Auto Parts - 0.12%
Genuine Parts Company	15,100	663,192
Automobiles - 0.04%
Ford Motor Company	28,300	218,476
Banking - 0.84%
AmSouth Bancorp.	335	8,780
Bank of America Corp.	17,510	808,086
Bank of Ireland - London	25,800	406,346
BB&T Corp.	260	10,897
Citizens Banking Corp.	260	7,215
Comerica, Inc.	155	8,798
Fifth Third Bancorp.	25,800	973,176
Mercantile Bankshares Corp.	6,600	372,504
National City Corp.	11,330	380,348
Northern Trust Corp.	6,500	336,830
Regions Financial Corp.	560	19,130
SunTrust Banks, Inc.	11,100	807,636
US Bancorp.	2,175	65,011
Wells Fargo Company	6,300	395,829
Wilmington Trust Corp.	1,400	54,474

		4,655,060
Biotechnology - 0.11%
MedImmune, Inc. *	17,900	626,858
Broadcasting - 0.24%
Viacom, Inc., Class B	40,000	1,304,000

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services - 0.06%
Cendant Corp.	19,700	$339,825
Cable and Television - 0.54%
Cablevision Systems New York Group,
Class A *	9,000	211,230
Comcast Corp., Class A *	35,800	929,368
EchoStar Communications Corp., Class A *	12,000	326,040
Rogers Communications, Inc.	4,975	210,244
Time Warner, Inc.	72,900	1,271,376

		2,948,258
Cellular Communications - 0.19%
Motorola, Inc.	37,200	840,348
Nextel Partners, Inc., Class A *	8,375	233,998

		1,074,346
Chemicals - 0.26%
Chemtura Corp.	16,800	213,360
E.I. Du Pont De Nemours & Company	23,710	1,007,675
Hercules, Inc. *	16,700	188,710

		1,409,745
Computers & Business Equipment - 0.52%
Cisco Systems, Inc. *	38,700	662,544
Hewlett-Packard Company	29,600	847,448
International Business Machines Corp.	16,300	1,339,860

		2,849,852
Construction Materials - 0.11%
Vulcan Materials Company	8,900	602,975
Cosmetics & Toiletries - 0.63%
Avon Products, Inc.	27,600	787,980
Colgate-Palmolive Company	23,900	1,310,915
International Flavors & Fragrances, Inc.	21,300	713,550
Kimberly-Clark Corp.	11,100	662,115

		3,474,560
Crude Petroleum & Natural Gas - 0.53%
Amerada Hess Corp.	8,580	1,088,115
ChevronTexaco Corp.	32,140	1,824,588

		2,912,703
Drugs & Health Care - 0.20%
Wyeth	24,500	1,128,715
Electrical Equipment - 0.62%
Cooper Industries, Ltd., Class A	10,500	766,500
General Electric Company	75,700	2,653,285

		3,419,785
Electrical Utilities - 0.18%
FirstEnergy Corp.	13,520	662,345
Pinnacle West Capital Corp.	3,400	140,590
TECO Energy, Inc.	9,900	170,082

		973,017
Electronics - 0.12%
Sony Corp.	16,200	662,402

The accompanying notes are an integral part of the financial statements. 314

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy - 0.44%
Duke Energy Corp.	38,370	$1,053,256
Progress Energy, Inc.	17,300	759,816
Xcel Energy, Inc.	33,445	617,395

		2,430,467
Financial Services - 1.52%
Ameriprise Financial, Inc.	4,300	176,300
Charles Schwab Corp.	70,200	1,029,834
Citigroup, Inc.	10,805	524,367
Federal National Mortgage Association	9,500	463,695
Janus Capital Group, Inc.	15,400	286,902
JPMorgan Chase & Company	60,080	2,384,575
Mellon Financial Corp.	31,700	1,085,725
Morgan Stanley	24,200	1,373,108
PNC Financial Services Group, Inc.	155	9,584
State Street Corp. (c)	18,500	1,025,640
Washington Mutual, Inc.	205	8,917

		8,368,647
Food & Beverages - 0.67%
Campbell Soup Company	24,900	741,273
ConAgra Foods, Inc.	3,100	62,868
General Mills, Inc.	18,500	912,420
Interstate Bakeries Corp. *	20,050	149,372
McCormick & Company, Inc.	13,300	411,236
The Coca-Cola Company	30,200	1,217,362
Unilever NV	2,800	191,817

		3,686,348
Gas & Pipeline Utilities - 0.21%
NiSource, Inc.	46,295	965,714
Williams Companies, Inc.	8,255	191,268

		1,156,982
Healthcare Products - 0.40%
Baxter International, Inc.	16,500	621,225
Boston Scientific Corp. *	19,000	465,310
Johnson & Johnson	18,200	1,093,820

		2,180,355
Hotels & Restaurants - 0.10%
McDonald's Corp.	16,500	556,380
Household Products - 0.29%
Fortune Brands, Inc.	8,300	647,566
Newell Rubbermaid, Inc.	39,400	936,932

		1,584,498
Industrial Machinery - 0.32%
Deere & Company	17,000	1,157,870
Pall Corp.	22,900	615,094

		1,772,964
Insurance - 1.12%
American International Group, Inc.	12,300	839,229
Chubb Corp.	6,100	595,665
Lincoln National Corp.	16,200	859,086
Marsh & McLennan Companies, Inc.	57,000	1,810,320

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
SAFECO Corp.	7,200	$406,800
St. Paul Travelers Companies, Inc.	19,900	888,933
UnumProvident Corp.	34,900	793,975

		6,194,008
International Oil - 0.43%
Anadarko Petroleum Corp.	8,700	824,325
Royal Dutch Petroleum Company - NY Shares	24,965	1,535,098

		2,359,423
Leisure Time - 0.15%
Walt Disney Company	35,100	841,347
Liquor - 0.23%
Anheuser-Busch Companies, Inc.	30,100	1,293,096
Manufacturing - 0.37%
Eaton Corp.	6,200	415,958
Honeywell International, Inc.	35,200	1,311,200
Tyco International, Ltd.	11,700	337,662

		2,064,820
Metal & Metal Products - 0.04%
Inco, Ltd.	5,400	235,278
Newspapers - 0.26%
Dow Jones & Company, Inc.	21,300	755,937
Knight-Ridder, Inc.	10,600	670,980

		1,426,917
Office Furnishings & Supplies - 0.15%
Avery Dennison Corp.	14,900	823,523
Paper - 0.40%
International Paper Company	51,965	1,746,543
MeadWestvaco Corp.	15,460	433,344

		2,179,887
Petroleum Services - 0.60%
BP PLC, SADR	14,300	918,346
Exxon Mobil Corp.	31,000	1,741,270
Schlumberger, Ltd.	6,400	621,760

		3,281,376
Pharmaceuticals - 0.92%
Abbott Laboratories	16,500	650,595
Bristol-Myers Squibb Company	39,500	907,710
Eli Lilly & Company	9,700	548,923
Merck & Company, Inc.	47,285	1,504,136
Pfizer, Inc.	36,300	846,516
Schering-Plough Corp.	30,400	633,840

		5,091,720
Photography - 0.12%
Eastman Kodak Company	27,900	652,860
Publishing - 0.37%
The New York Times Company, Class A	41,000	1,084,450
Tribune Company	32,300	977,398

		2,061,848

The accompanying notes are an integral part of the financial statements. 315

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Railroads & Equipment - 0.40%
Norfolk Southern Corp.	15,100	$676,933
Union Pacific Corp.	19,100	1,537,741

		2,214,674
Real Estate - 0.10%
Equity Residential, REIT	260	10,171
Simon Property Group, Inc., REIT	6,000	459,780
Weingarten Realty Investors, REIT	2,210	83,560

		553,511
Retail Grocery - 0.05%
Sysco Corp.	8,400	260,820
Retail Trade - 0.40%
Home Depot, Inc.	14,100	570,768
RadioShack Corp.	16,000	336,480
Wal-Mart Stores, Inc.	27,600	1,291,680

		2,198,928
Sanitary Services - 0.16%
Synagro Technologies, Inc.	22,850	96,656
Waste Management, Inc.	26,000	789,100

		885,756
Semiconductors - 0.34%
Analog Devices, Inc.	18,700	670,769
Intel Corp.	26,000	648,960
Texas Instruments, Inc.	17,000	545,190

		1,864,919
Software - 0.24%
Microsoft Corp.	50,500	1,320,575
Telecommunications Equipment &
Services - 0.28%
Lucent Technologies, Inc. *	55,800	148,428
Nokia Oyj, SADR	40,100	733,830
Telus Corp.	13,135	528,815
Telus Corp.	3,600	147,773

		1,558,846
Telephone - 0.95%
ALLTEL Corp.	15,900	1,003,290
AT&T Corp. *	59,650	1,460,829
Qwest Communications International, Inc. *	158,700	896,655
Sprint Corp.	44,100	1,030,176
Verizon Communications, Inc.	28,800	867,456

		5,258,406
Tobacco - 0.08%
UST, Inc.	10,905	445,251
Toys, Amusements & Sporting Goods - 0.15%
Mattel, Inc.	50,600	800,492
Travel Services - 0.06%
American Express Company	6,000	308,760

TOTAL COMMON STOCKS (Cost $96,254,130)		$99,709,156

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS - 0.13%
Broadcasting - 0.04%
Spanish Broadcasting System, Series B *	200	$216,000
Energy - 0.02%
NRG Energy, Inc. *	100	129,988
Telecommunications Equipment &
Services - 0.07%
Lucent Technologies Capital Trust I *	400	390,000

TOTAL PREFERRED STOCKS (Cost $741,421)		$735,988

U.S. TREASURY OBLIGATIONS - 8.44%
Treasury Inflation Protected
Securities (d) - 0.75%
1.875% due 07/15/2013	$238,564	235,302
2.00% due 07/15/2014	1,461,250	1,453,087
2.375% due 01/15/2025	1,118,918	1,176,001
3.375% due 01/15/2007	553,102	557,164
3.50% due 01/15/2011	82,390	88,055
3.625% due 01/15/2008	610,226	626,602

		4,136,211
U.S. Treasury Bonds - 2.78%
5.375% due 02/15/2031	1,577,000	1,771,414
5.50% due 08/15/2028	250,000	281,103
6.00% due 02/15/2026	1,140,000	1,344,310
6.125% due 08/15/2029	334,000	406,841
6.25% due 08/15/2023 to 05/15/2030	2,316,000	2,818,845
6.375% due 08/15/2027	190,000	235,370
6.50% due 11/15/2026	680,000	849,788
7.125% due 02/15/2023	1,232,000	1,593,708
7.50% due 11/15/2016	830,000	1,042,558
7.625% due 02/15/2025	1,009,000	1,390,292
7.875% due 02/15/2021	516,000	698,333
8.00% due 11/15/2021	230,000	316,870
8.50% due 02/15/2020	760,000	1,066,137
8.875% due 02/15/2019	1,049,000	1,491,711

		15,307,280
U.S. Treasury Notes - 4.81%
1.50% due 03/31/2006	3,500,000	3,477,988
3.125% due 01/31/2007	188,000	185,371
3.50% due 11/15/2006 to 02/15/2010	4,115,000	4,057,982
3.875% due 02/15/2013	110,000	106,618
4.00% due 06/15/2009 to 02/15/2015	1,570,000	1,544,981
4.125% due 05/15/2015	1,890,000	1,848,583
4.25% due 08/15/2013 to 11/15/2014	6,120,000	6,060,473
4.75% due 05/15/2014	3,895,000	3,989,789
4.875% due 02/15/2012	1,545,000	1,586,221
5.00% due 08/15/2011	1,580,000	1,630,794
5.625% due 02/15/2006	2,020,000	2,023,787

		26,512,587
U.S. Treasury Strips - 0.10%
zero coupon due 05/15/2020	1,070,000	550,414

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $46,083,400)		$46,506,492

The accompanying notes are an integral part of the financial statements. 316

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.50%
Federal Farm Credit Bank - 0.10%
1.875% due 01/16/2007	$550,000	$534,045
Federal Home Loan Bank - 0.18%
5.25% due 06/18/2014	510,000	525,623
3.00% due 04/15/2009	500,000	473,993

		999,616
Federal Home Loan Mortgage Corp. - 3.03%
2.75% due 03/15/2008	555,000	532,495
4.00% due 12/15/2009	365,000	355,858
4.50% due 10/01/2007 to 06/01/2019	1,046,700	1,021,693
4.50% TBA **	400,000	376,250
4.522% due 09/01/2032	63,201	63,098
4.545% due 09/01/2035	294,301	287,340
4.72% due 08/01/2035	432,801	423,486
5.00% due 01/01/2009 to 11/01/2035	6,376,341	6,216,743
5.125% due 07/15/2012	2,180,000	2,219,853
5.50% due 03/01/2018 to 04/01/2029	1,528,759	1,538,577
6.00% due 11/01/2011 to 12/01/2033	299,369	304,666
6.50% due 05/01/2017 to 11/01/2033	1,941,625	1,993,285
6.50% TBA **	1,250,000	1,280,860
7.00% due 02/01/2024 to 06/01/2032	81,027	84,411
7.50% due 05/01/2024 to 06/01/2024	5,955	6,267
10.50% due 05/01/2019	1,045	1,087

		16,705,969
Federal National Mortgage
Association - 5.12%
2.50% due 06/15/2006	185,000	183,278
3.25% due 08/15/2008	280,000	269,953
3.55% due 11/15/2007	850,000	831,727
3.825% due 10/01/2033	201,440	197,477
4.026% due 07/01/2027	2,355	2,361
4.25% due 07/15/2007	660,000	655,084
4.375% due 09/15/2012	360,000	351,761
4.50% due 05/01/2018 to 07/01/2035	3,525,123	3,409,789
4.625% due 10/15/2014	660,000	652,222
4.694% due 09/01/2035	524,613	514,430
5.00% due 01/01/2009 to 09/01/2035	2,072,829	2,038,328
5.455% due 01/01/2019	1,919	1,938
5.50% due 07/01/2013 to 12/01/2034	10,357,093	10,322,044
5.75% due 02/15/2008	500,000	510,053
5.8267% due 02/17/2009 (b)	220,000	214,181
6.00% due 04/01/2014 to 11/01/2034	4,880,782	4,941,728
6.50% due 06/01/2013 to 07/01/2032	1,170,329	1,202,792
7.00% due 12/01/2029 to 02/01/2030	3,370	3,519
7.125% due 06/15/2010 to 01/15/2030	1,670,000	1,904,990

		28,207,655
Government National Mortgage
Association - 12.07%
4.50% due 06/15/2033 to 11/15/2035	1,885,847	1,807,650
5.00% due 02/15/2018 to 12/15/2035	16,778,371	16,577,943
5.50% due 01/15/2018 to 08/15/2035	13,399,097	13,491,073
5.50% TBA **	3,955,182	3,980,089
6.00% due 05/15/2013 to 01/20/2035	10,044,865	10,285,032
6.00% TBA **	7,603,573	7,778,209

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
6.50% due 07/15/2009 to 08/20/2034		$2,414,237	$2,515,277
6.50% TBA **		5,041,964	5,249,910
6.75% due 02/15/2041		424,835	446,657
7.00% due 09/15/2012 to 12/15/2034		2,207,931	2,314,694
7.50% due 03/15/2007 to 06/15/2032		803,616	846,397
8.00% due 08/15/2007 to 06/20/2029		561,012	600,137
8.50% due 07/15/2008 to 02/15/2027		147,426	159,099
9.00% due 03/15/2009 to 09/15/2024		87,486	94,775
9.25% due 10/15/2016 to 12/15/2019		10,952	11,937
9.50% due 06/15/2009 to 12/15/2024		31,322	34,144
9.75% due 09/15/2016 to 02/15/2021		7,463	8,238
10.00% due 02/15/2016 to 03/15/2026		125,596	139,750
10.25% due 05/15/2020 to 11/15/2020		4,191	4,666
10.50% due 03/15/2014 to 07/15/2019		14,717	16,447
11.00% due 12/15/2009 to 07/20/2020		39,692	43,330
11.50% due 03/15/2010 to 11/15/2019		27,561	30,375
11.75% due 08/15/2013		1,655	1,863
12.00% due 10/15/2010 to 06/15/2015		27,481	31,045
12.25% due 03/15/2014 to 07/20/2015		2,254	2,489
12.50% due 04/15/2010 to 07/15/2015		10,780	11,901
12.75% due 12/20/2013 to 12/20/2014		2,524	2,794
13.00% due 01/15/2011 to 09/20/2015		8,894	9,938
13.50% due 05/15/2010 to 01/15/2015		6,358	7,132

			66,502,991

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $112,185,179)			$112,950,276

FOREIGN GOVERNMENT OBLIGATIONS - 11.11%
Argentina - 0.19%
Republic of Argentina
zero coupon, Step up to 1.33% on
03/31/2009 due 12/31/2038		250,000	82,500
4.005% due 08/03/2012 (b)		789,000	617,787
4.50% due 12/15/2035 (b)		400,000	20,800
5.83% due 12/31/2033	ARS	200,000	77,560
Republic of Argentina, Series PGDP
zero coupon due 12/15/2035 (b)		1,186,943	18,983
City of Buenos Aires
7.875% due 04/11/2011		$250,000	240,775

			1,058,405
Australia - 0.25%
Commonwealth of Australia
8.00% due 03/01/2008	AUD	145,000	111,921
Queensland Treasury Corp., Series 15G
6.00% due 10/14/2015		1,625,000	1,250,735

			1,362,656
Austria - 0.26%
Republic of Austria
5.50% due 01/15/2010	EUR	548,000	709,076
5.875% due 07/15/2006		526,000	633,409

The accompanying notes are an integral part of the financial statements. 317

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Austria (continued)
Republic of Austria (continued)
6.25% due 07/15/2027	EUR	47,000	$77,676

			1,420,161
Belgium - 0.27%
Kingdom of Belgium
4.25% due 09/28/2013		466,000	589,554
5.00% due 03/28/2035		82,000	120,812
6.25% due 03/28/2007		237,000	292,118
7.00% due 05/15/2006		380,000	457,021

			1,459,505
Brazil - 0.50%
Federative Republic of Brazil
7.875% due 03/07/2015		$50,000	53,250
8.00% due 01/15/2018		520,000	561,080
8.75% due 02/04/2025		325,000	359,125
8.875% due 10/14/2019		125,000	140,063
9.25% due 10/22/2010		133,000	148,827
10.125% due 05/15/2027		375,000	471,562
10.25% due 06/17/2013		120,000	144,300
11.00% due 08/17/2040		250,000	322,250
12.50% due 01/05/2016	BRL	1,065,000	380,992
14.50% due 10/15/2009		$125,000	160,313

			2,741,762
Canada - 0.16%
Government of Canada
5.75% due 06/01/2033	CAD	200,000	219,563
Province of British Columbia
5.70% due 06/18/2029		164,000	165,815
Province of Ontario
5.00% due 03/08/2014		325,000	293,664
Province of Quebec
9.375% due 01/16/2023		161,000	215,371

			894,413
Colombia - 0.06%
Republic of Colombia
10.75% due 01/15/2013		$150,000	186,000
11.75% due 02/25/2020		100,000	138,250

			324,250
Denmark - 0.11%
Kingdom of Denmark
5.00% due 11/15/2013	DKK	1,038,000	185,284
7.00% due 11/10/2024		351,000	81,977
8.00% due 03/15/2006		2,245,000	360,172

			627,433
Finland - 0.03%
Republic of Finland
5.00% due 07/04/2007	EUR	131,000	160,160
France - 1.15%
Government of France
2.25% due 03/12/2006		876,000	1,036,668
4.00% due 10/25/2014		755,000	943,733

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
France (continued)
Government of France (continued)
5.00% due 04/25/2012	EUR	612,000	$800,673
5.00% due 10/25/2016		219,000	297,960
5.50% due 04/25/2029		614,000	948,137
5.50% due 04/25/2010		861,000	1,120,101
5.75% due 10/25/2032		739,000	1,196,959

			6,344,231
Germany - 2.10%
Federal Republic of Germany
2.00% due 03/10/2006		876,000	1,036,417
3.25% due 07/04/2015		1,587,000	1,872,092
4.25% due 01/04/2014		648,000	821,182
4.75% due 07/04/2028		266,000	371,350
4.75% due 07/04/2034		720,000	1,027,107
5.00% due 01/04/2012		230,000	299,831
5.50% due 01/04/2031		341,000	530,494
6.00% due 07/04/2007		1,260,000	1,560,764
6.00% due 02/16/2006		1,700,000	2,021,198
6.00% due 01/05/2006		1,700,000	2,013,329

			11,553,764
Greece - 0.05%
Republic of Greece
4.60% due 05/20/2013		67,000	85,695
6.00% due 02/19/2006		175,000	208,108

			293,803
Indonesia - 0.09%
Republic of Indonesia
7.25% due 04/20/2015		$33,000	33,766
7.50% due 01/15/2016		300,000	312,450
8.50% due 10/12/2035		150,000	162,750

			508,966
Ireland - 0.06%
Republic of Ireland
4.00% due 04/18/2010	EUR	92,000	113,218
5.00% due 04/18/2013		178,000	235,138

			348,356
Italy - 0.58%
Republic of Italy
4.25% due 08/01/2014		412,000	519,060
5.00% due 10/15/2007		320,000	392,426
5.50% due 11/01/2010		403,000	527,620
6.00% due 11/01/2007		987,000	1,232,737
6.00% due 05/01/2031		261,000	415,943
7.25% due 11/01/2026		73,000	129,301

			3,217,087
Jamaica - 0.09%
Government of Jamaica
9.00% due 06/02/2015		$185,000	191,197
10.625% due 06/20/2017		275,000	297,344

			488,541

The accompanying notes are an integral part of the financial statements. 318

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Japan - 1.63%
Government of Japan
0.80% due 09/20/2010	JPY	272,600,000	$2,313,042
0.90% due 06/20/2013		53,400,000	442,065
1.00% due 12/20/2012		92,400,000	775,181
1.10% due 09/20/2012		65,000,000	550,083
1.30% due 12/20/2013		133,350,000	1,130,933
1.40% due 09/20/2011		105,900,000	919,845
1.50% due 03/20/2015		190,300,000	1,625,887
1.90% due 03/20/2025		54,300,000	456,869
2.00% due 06/20/2022		67,700,000	590,282
2.20% due 06/22/2020		17,300,000	156,181

			8,960,368
Lebanon - 0.07%
Republic of Lebanon
8.50% due 01/19/2016		$347,000	362,615
Mexico - 0.75%
Government of Mexico
4.625% due 10/08/2008		310,000	306,125
6.375% due 01/16/2013		160,000	170,000
6.625% due 03/03/2015		210,000	229,950
7.50% due 04/08/2033		55,000	65,120
8.00% due 12/24/2008	MXN	1,000,000	94,508
8.00% due 12/28/2006		1,490,000	140,550
8.00% due 12/19/2013		3,000,000	278,273
8.125% due 12/30/2019		$240,000	294,600
9.00% due 12/22/2011	MXN	23,564,000	2,311,007
9.50% due 12/18/2014		2,336,000	236,507

			4,126,640
Netherlands - 0.50%
Kingdom of Netherlands
5.00% due 07/15/2012	EUR	535,000	701,144
5.00% due 07/15/2011		181,000	234,781
5.25% due 07/15/2008		321,000	401,522
5.50% due 01/15/2028		132,000	201,517
6.00% due 01/15/2006		1,023,000	1,212,672

			2,751,636
Panama - 0.02%
Government of Panama
9.375% due 01/16/2023		$100,000	125,250
Peru - 0.04%
Republic of Peru
8.375% due 05/03/2016		200,000	219,500
Philippines - 0.09%
Republic of Philippines
9.50% due 02/02/2030		170,000	199,750
9.875% due 01/15/2019		100,000	118,625
10.625% due 03/16/2025		140,000	177,800

			496,175
Poland - 0.07%
Republic of Poland, Series 0509
6.00% due 05/24/2009	PLN	1,120,000	356,632

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Portugal - 0.20%
Republic of Portugal
3.00% due 07/17/2006	EUR	818,000	$970,776
5.15% due 06/15/2011		114,000	148,306

			1,119,082
Russia - 0.17%
Russian Federation, Series REGS
5.00% due 03/31/2030		$835,000	942,632
Serbia - 0.18%
Republic of Serbia
zero coupon, Step up to 6.75% on
11/01/2009 due 11/01/2024		1,112,000	986,900
South Africa - 0.14%
Republic of South Africa
6.50% due 06/02/2014		305,000	329,781
Republic of South Africa, Series R153
13.00% due 08/31/2010	ZAR	2,396,000	462,381

			792,162
Spain - 0.49%
Kingdom of Spain
3.20% due 01/31/2006	EUR	1,023,000	1,212,289
4.00% due 01/31/2010		45,000	55,325
5.75% due 07/30/2032		123,000	199,359
6.00% due 01/31/2008		999,000	1,253,556

			2,720,529
Sweden - 0.12%
Kingdom of Sweden
5.00% due 01/28/2009	SEK	4,820,000	642,816
Turkey - 0.25%
Republic of Turkey
7.25% due 03/15/2015		$65,000	68,412
7.375% due 02/05/2025		451,000	465,658
11.875% due 01/15/2030		350,000	538,125
15.00% due 02/10/2010	TRY	365,000	308,131

			1,380,326
United Kingdom - 0.20%
Government of United Kingdom
4.25% due 06/07/2032	GBP	621,000	1,111,254
Uruguay - 0.03%
Republic of Uruguay
9.25% due 05/17/2017		$125,000	142,188
Venezuela - 0.11%
Republic of Venezuela
7.65% due 04/21/2025		120,000	121,500
9.25% due 09/15/2027		175,000	207,375
13.625% due 08/15/2018		175,000	254,625

			583,500

The accompanying notes are an integral part of the financial statements. 319

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Vietnam - 0.10%
Socialist Republic of Vietnam
6.875% due 01/15/2016		$550,000	$572,880

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $61,181,764)			$61,196,578

CORPORATE BONDS - 24.50%
Advertising - 0.20%
Advanstar Communications, Inc.
10.75% due 08/15/2010		100,000	109,625
12.00% due 02/15/2011		150,000	157,687
Advanstar Communications, Inc., Series B
15.00% due 10/15/2011		175,000	183,094
Lamar Advertising Company
2.875% due 12/31/2010		225,000	238,298
R H Donnelley Finance Corp.
10.875% due 12/15/2012		300,000	338,250
WDAC Subsidiary Corp.
8.375% due 12/01/2014		75,000	72,656

			1,099,610

Aerospace - 0.31%
Aviall, Inc.
7.625% due 07/01/2011		200,000	205,000
BE Aerospace, Inc.
8.50% due 10/01/2010		50,000	53,375
BE Aerospace, Inc., Series B
8.875% due 05/01/2011		200,000	210,000
Boeing Company
8.75% due 08/15/2021		45,000	61,263
GenCorp, Inc.
9.50% due 08/15/2013		375,000	403,125
Moog, Inc.
6.25% due 01/15/2015		100,000	98,500
Moog, Inc., Series 144A
6.25% due 01/15/2015		75,000	73,875
Northrop Grumman Corp.
7.125% due 02/15/2011		45,000	49,036
7.75% due 03/01/2016		30,000	36,180
Rolls-Royce Group PLC, EMTN
4.50% due 03/16/2011	EUR	25,000	30,999
Sequa Corp.
9.00% due 08/01/2009		$25,000	26,562
TransDigm, Inc.
8.375% due 07/15/2011		125,000	131,563
United Technologies Corp.
5.40% due 05/01/2035		160,000	159,442
Vought Aircraft Industries, Inc.
8.00% due 07/15/2011		200,000	187,000

			1,725,920

Agriculture - 0.21%
Bunge, Ltd.
4.375% due 12/15/2008		325,000	319,392
Cargill, Inc.
6.25% due 05/01/2006		120,000	120,601

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Agriculture (continued)
Case New Holland, Inc.
9.25% due 08/01/2011	$225,000	$240,750
Phosphate Resource Partners LP
7.00% due 02/15/2008	100,000	102,000
Terra Capital, Inc.
11.50% due 06/01/2010	125,000	139,375
United Agri Products, Inc.
8.25% due 12/15/2011	225,000	236,250

		1,158,368

Air Travel - 0.01%
Air Jamaica, Ltd., Series REGS
9.375% due 07/08/2015	50,000	49,625
Aluminum - 0.04%
Alcoa, Inc.
4.25% due 08/15/2007	145,000	143,567
Century Aluminum Company
7.50% due 08/15/2014	100,000	98,500

		242,067

Amusement & Theme Parks - 0.09%
Six Flags, Inc.
8.875% due 02/01/2010	75,000	73,125
9.625% due 06/01/2014	25,000	24,313
9.75% due 04/15/2013	50,000	49,062
Universal City Development Partners
11.75% due 04/01/2010	325,000	364,406

		510,906

Apparel & Textiles - 0.24%
Broder Brothers, Series B
11.25% due 10/15/2010	25,000	23,812
Collins & Aikman Floorcoverings, Inc.
9.75% due 02/15/2010	225,000	198,000
Federated Department Stores, Inc.
6.625% due 09/01/2008	100,000	103,636
INVISTA
9.25% due 05/01/2012	625,000	667,188
Jones Apparel Group, Inc.
7.875% due 06/15/2006	50,000	50,439
Quiksilver, Inc.
6.875% due 04/15/2015	50,000	48,125
Rafaella Apparel Group, Inc.
11.25% due 06/15/2011	250,000	245,000

		1,336,200

Auto Parts - 0.25%
Accuride Corp.
8.50% due 02/01/2015	275,000	270,875
Autocam Corp.
10.875% due 06/15/2014	150,000	104,250
Commercial Vehicle Group, Inc.
8.00% due 07/01/2013	50,000	49,375
Rexnord Corp.
10.125% due 12/15/2012	400,000	430,000
Tenneco Automotive, Inc.
8.625% due 11/15/2014	75,000	70,875

The accompanying notes are an integral part of the financial statements. 320

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Auto Parts (continued)
TRW Automotive, Inc.
9.375% due 02/15/2013		$175,000	$189,437
Visteon Corp.
7.00% due 03/10/2014		325,000	251,063

			1,365,875
Auto Services - 0.04%
Adesa, Inc.
7.625% due 06/15/2012		200,000	199,000
Automobiles - 0.29%
DaimlerChrysler NA Holding Corp.
4.05% due 06/04/2008		50,000	48,675
4.75% due 01/15/2008		95,000	94,133
6.50% due 11/15/2013		200,000	209,410
7.30% due 01/15/2012		35,000	37,765
8.50% due 01/18/2031		55,000	66,551
DaimlerChrysler NA Holding Corp., Series D, MTN
4.96% due 09/10/2007 (b)		60,000	60,125
ERAC USA Finance Company
5.60% due 05/01/2015		205,000	204,149
Hertz Corp., Class A
8.875% due 01/01/2014		375,000	382,031
10.50% due 01/01/2016		475,000	489,250

			1,592,089
Banking - 1.15%
Australia & New Zealand Banking Group,
Ltd., EMTN
4.45% due 02/05/2015 (b)	EUR	38,000	46,895
BAC Capital Trust VI
5.625% due 03/08/2035		$290,000	285,334
Banca Intesa SpA, EMTN
5.85% due 05/08/2014 (b)	EUR	50,000	63,921
Banca Monte dei Paschi di Siena SpA, EMTN
4.50% due 09/24/2015 (b)		50,000	61,518
Bank of America Corp.
5.25% due 02/01/2007		$130,000	130,515
Bank of Ireland
6.45% due 02/10/2010	EUR	47,000	62,343
Bank One Corp.
5.25% due 01/30/2013		$180,000	180,282
6.50% due 02/01/2006		55,000	55,073
Banknorth Capital Trust I, Series B
10.52% due 05/01/2027		20,000	21,794
Banque du Liban, Series ECD
10.00% due 04/25/2015		250,000	286,563
Barclays Bank PLC, EMTN
5.75% due 03/08/2011	EUR	35,000	46,068
BB&T Corp.
6.50% due 08/01/2011		$260,000	278,812
BNP Paribas, EMTN
5.25% due 12/17/2012	EUR	35,000	45,994
Colonial Bank, N.A.
9.375% due 06/01/2011		$155,000	181,992
Credit Suisse Group Finance Guernsey, Ltd.
6.375% due 06/07/2013	EUR	45,000	63,213

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Deutsche Bank AG
5.125% due 01/31/2013	EUR	46,000	$59,704
Greenpoint Capital Trust I
9.10% due 06/01/2027		$20,000	21,810
HBOS PLC
3.125% due 01/12/2007		150,000	147,457
HBOS PLC, EMTN
4.375% due 10/30/2019 (b)	EUR	48,000	59,772
HBOS PLC, MTN
6.00% due 11/01/2033		$140,000	147,918
HSBC Bank PLC
7.625% due 06/15/2006		80,000	80,961
HSBC Bank PLC, EMTN
4.25% due 03/18/2016 (b)	EUR	54,000	66,288
HSBC Holdings PLC, Series 2018
9.875% due 04/08/2018	GBP	40,000	89,884
Hudson United Bancorp
8.20% due 09/15/2006		$15,000	15,311
Huntington National Bank, Series BKNT
4.375% due 01/15/2010		180,000	176,449
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)		15,000	14,368
ING Bank NV, EMTN
5.50% due 01/04/2012	EUR	35,000	46,025
Islandsbanki HF
4.2369% due 10/15/2008 (b)		$175,000	175,047
Keybank NA
5.80% due 07/01/2014		35,000	36,366
Keybank NA, Series BKNT
4.412% due 03/18/2008		45,000	44,713
KeyCorp, MTN, Series G
4.70% due 05/21/2009		40,000	39,849
KfW Bankengruppe, EMTN
4.75% due 12/07/2010	GBP	505,000	879,903
Kreditanstalt fuer Wiederaufbau, Series EXCH
5.50% due 12/07/2015		135,000	252,558
Landwirtschaftliche Rentenbank, Series 7
3.75% due 06/15/2009		$95,000	92,491
M & I Marshall & Ilsley Bank, Series BKNT
3.80% due 02/08/2008		95,000	93,207
4.125% due 09/04/2007		40,000	39,556
Nordea Bank Finland PLC, EMTN
5.75% due 03/26/2014 (b)	EUR	50,000	63,560
Northern Rock PLC, EMTN
5.75% due 02/28/2017	GBP	47,000	84,454
Northern Trust Company, Series BKNT
4.60% due 02/01/2013		$100,000	97,733
Regions Bank, Series BKNT
2.90% due 12/15/2006		105,000	102,758
Royal Bank of Scotland PLC, EMTN
zero coupon, Step up to 6.935% on
09/08/2014 due 06/29/2049 (b)	GBP	47,000	86,992
Sanpaolo IMI SpA, EMTN
3.75% due 06/09/2015 (b)	EUR	57,000	68,411
Standard Chartered Bank, EMTN
3.625% due 02/03/2017 (b)		57,000	67,662

The accompanying notes are an integral part of the financial statements. 321

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049 (b)		$100,000	$99,626
Suncorp-Metway, Ltd.
4.625% due 06/15/2013		25,000	24,130
Svensk Exportkredit AB
2.875% due 01/26/2007		110,000	107,869
Svenska Handelsbanken, EMTN
6.125% due 03/29/2049 (b)	GBP	47,000	83,830
US Bancorp, MTN, Series P
4.50% due 07/29/2010		$160,000	157,182
Wachovia Corp.
4.46% due 07/20/2007 (b)		55,000	55,066
5.50% due 08/01/2035		100,000	97,431
6.40% due 04/01/2008		170,000	175,692
Webster Capital Trust II, Series B
10.00% due 04/01/2027		30,000	32,786
Webster Financial Corp.
5.125% due 04/15/2014		180,000	176,833
Wells Fargo & Company
4.20% due 01/15/2010		175,000	170,368
4.5638% due 03/23/2007 (b)		190,000	190,183
Westpac Banking Corp.
2.875% due 06/25/2008	EUR	20,000	23,585

			6,356,105
Biotechnology - 0.07%
Amgen, Inc.
4.00% due 11/18/2009		$110,000	106,668
Genentech, Inc.
4.40% due 07/15/2010		110,000	108,052
4.75% due 07/15/2015		175,000	170,292

			385,012
Broadcasting - 0.74%
Allbritton Communications Company
7.75% due 12/15/2012		275,000	276,375
CanWest Media, Inc.
8.00% due 09/15/2012		375,000	382,969
Charter Communications Operating LLC
8.00% due 04/30/2012		700,000	696,500
Clear Channel Communications, Inc.
7.65% due 09/15/2010		280,000	299,720
CSC Holdings, Inc.
7.00% due 04/15/2012		275,000	259,875
CSC Holdings, Inc., Series B
7.625% due 04/01/2011		125,000	124,375
Fisher Communications, Inc.
8.625% due 09/15/2014		50,000	52,750
Gray Television, Inc.
9.25% due 12/15/2011		200,000	213,500
Liberty Media Corp.
5.9913% due 09/17/2006 (b)		30,000	30,174
News America, Inc.
5.30% due 12/15/2014		105,000	104,213
6.20% due 12/15/2034		215,000	213,560
6.40% due 12/15/2035		200,000	201,587
7.375% due 10/17/2008		110,000	116,122

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Broadcasting (continued)
Quebecor Media, Inc.
zero coupon, Step up to 13.75% on
07/15/2006 due 07/15/2011		$150,000	$155,063
11.125% due 07/15/2011		450,000	487,125
Viacom, Inc.
5.625% due 05/01/2007		165,000	165,878
Vivendi Universal SA
3.875% due 02/15/2012	EUR	26,000	30,983
XM Satellite Radio Holdings, Inc.
zero coupon, Step up to 14% on
12/31/2005 due 12/31/2009		$75,000	79,875
12.00% due 06/15/2010		150,000	168,375

			4,059,019
Building Materials & Construction - 0.14%
Ainsworth Lumber Company, Ltd.
7.25% due 10/01/2012		100,000	90,000
Brand Services, Inc.
12.00% due 10/15/2012		175,000	183,750
Building Materials Corporation of America
7.75% due 08/01/2014		300,000	289,500
CRH America, Inc.
6.40% due 10/15/2033		55,000	60,167
Dycom Industries, Inc.
8.125% due 10/15/2015		150,000	150,000

			773,417
Buildings - 0.05%
D.R. Horton, Inc.
4.875% due 01/15/2010		250,000	242,866
5.625% due 09/15/2014		35,000	33,714

			276,580
Business Services - 0.52%
Affinity Group, Inc.
9.00% due 02/15/2012		150,000	149,813
10.875% due 02/15/2012		100,000	97,125
FTI Consulting, Inc.
7.625% due 06/15/2013		150,000	154,500
GTECH Holdings Corp.
4.50% due 12/01/2009		215,000	198,171
4.75% due 10/15/2010		25,000	22,784
Insurance Auto Auctions, Inc.
11.00% due 04/01/2013		175,000	183,907
Invensys PLC
9.875% due 03/15/2011		250,000	247,500
Nebraska Book Company, Inc.
8.625% due 03/15/2012		250,000	230,000
Quintiles Transnational Corp.
10.00% due 10/01/2013		225,000	250,875
SunGard Data Systems, Inc.
9.125% due 08/15/2013		627,000	648,945
10.25% due 08/15/2015		290,000	290,000
Universal Compression, Inc.
7.25% due 05/15/2010		150,000	152,250
Xerox Corp.
6.875% due 08/15/2011		50,000	51,750
7.20% due 04/01/2016		50,000	52,500

The accompanying notes are an integral part of the financial statements. 322

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Business Services (continued)
Xerox Corp. (continued)
7.625% due 06/15/2013		$125,000	$131,875

			2,861,995
Cable and Television - 0.74%
Belo Corp.
8.00% due 11/01/2008		115,000	122,164
Comcast Cable Communications, Inc.
6.75% due 01/30/2011		70,000	74,116
8.375% due 05/01/2007		100,000	104,281
Comcast Corp.
4.95% due 06/15/2016		65,000	61,318
5.65% due 06/15/2035		65,000	59,809
6.50% due 11/15/2035		90,000	91,715
Cox Communications, Inc.
7.75% due 11/01/2010		380,000	411,567
Cox Enterprises, Inc.
4.375% due 05/01/2008		115,000	112,297
DirecTV Holdings LLC
6.375% due 06/15/2015		425,000	415,437
EchoStar Communications Corp.
5.75% due 05/15/2008		125,000	121,875
Echostar DBS Corp.
5.75% due 10/01/2008		15,000	14,700
6.625% due 10/01/2014		350,000	335,562
Mediacom Broadband LLC
8.50% due 10/15/2015		100,000	92,625
11.00% due 07/15/2013		150,000	161,250
Rogers Cable, Inc.
5.50% due 03/15/2014		140,000	131,075
6.75% due 03/15/2015		225,000	228,375
Shaw Communications, Inc.
7.40% due 10/17/2007	CAD	40,000	35,605
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012		$325,000	334,750
Time Warner Entertainment Company LP
7.25% due 09/01/2008		415,000	434,374
8.375% due 03/15/2023		304,000	351,519
Time Warner, Inc.
7.625% due 04/15/2031		55,000	61,251
Videotron Ltee
6.375% due 12/15/2015		100,000	99,375
6.875% due 01/15/2014		210,000	212,625

			4,067,665
Cellular Communications - 1.15%
Alamosa Delaware, Inc.
11.00% due 07/31/2010		375,000	422,812
America Movil SA de CV
5.50% due 03/01/2014		110,000	108,636
6.375% due 03/01/2035		85,000	83,835
American Cellular Corp.
10.00% due 08/01/2011		25,000	27,125
American Tower Corp.
3.00% due 08/15/2012		100,000	144,000
7.125% due 10/15/2012		200,000	206,000
7.25% due 12/01/2011		25,000	26,000
Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
American Tower Corp. (continued)
7.50% due 05/01/2012		$25,000	$26,125
AT&T Broadband Corp.
8.375% due 03/15/2013		275,000	318,306
AT&T Wireless Services, Inc.
7.875% due 03/01/2011		100,000	112,206
8.125% due 05/01/2012		5,000	5,777
8.75% due 03/01/2031		150,000	198,723
Centennial Communications Corp.
8.125% due 02/01/2014		25,000	25,375
10.00% due 01/01/2013		75,000	75,750
10.125% due 06/15/2013		100,000	108,750
Digicel, Ltd.
9.25% due 09/01/2012		225,000	231,187
Dobson Cellular Systems, Inc.
9.875% due 11/01/2012		150,000	165,375
Dobson Communications Corp.
8.875% due 10/01/2013		175,000	174,562
Horizon PCS, Inc.
11.375% due 07/15/2012		125,000	143,438
IWO Holdings, Inc.
zero coupon, Step up to 10.75% on
01/15/2010 due 01/15/2015		100,000	72,250
mmO2 PLC, EMTN
6.375% due 01/25/2007	EUR	32,000	39,216
Motorola, Inc.
7.50% due 05/15/2025		$70,000	84,225
Nextel Communications, Inc.
6.875% due 10/31/2013		810,000	845,003
7.375% due 08/01/2015		150,000	158,298
Nextel Partners, Inc.
8.125% due 07/01/2011		175,000	187,031
Rogers Wireless, Inc.
7.50% due 03/15/2015		50,000	54,000
7.6163% due 12/15/2010 (b)		75,000	77,438
8.00% due 12/15/2012		1,075,000	1,138,156
9.625% due 05/01/2011		175,000	201,250
Rural Cellular Corp.
9.875% due 02/01/2010		125,000	131,875
Rural Cellular Corp., Series 144A
10.0406% due 11/01/2012 (b)		75,000	75,563
UbiquiTel Operating Company
9.875% due 03/01/2011		255,000	282,413
US Unwired, Inc., Series B
10.00% due 06/15/2012		225,000	253,125
Verizon Wireless Capital LLC
5.375% due 12/15/2006		140,000	140,461

			6,344,286
Chemicals - 0.52%
Arco Chemical Company
9.80% due 02/01/2020		175,000	196,437
10.25% due 11/01/2010		75,000	82,500
Chemtura Corp.
9.875% due 08/01/2012		25,000	28,531

The accompanying notes are an integral part of the financial statements. 323

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Compass Minerals International, Inc., Series B
zero coupon, Step up to 12.00% on
06/01/2008 due 06/01/2013		$425,000	$367,625
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp.,
Series A
zero coupon, Step up to 10.00% on
10/01/2009 due 10/01/2014		100,000	73,500
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp.,
Series B
zero coupon, Step up to 10.50% on
10/01/2009 due 10/01/2014		275,000	200,062
Dow Chemical Company
6.125% due 02/01/2011		110,000	115,183
Dow Chemical Company, EMTN
4.375% due 06/25/2010	EUR	35,000	42,833
Equistar Chemicals LP
8.75% due 02/15/2009		$25,000	26,312
Huntsman International LLC
9.875% due 03/01/2009		150,000	158,250
Huntsman LLC
11.625% due 10/15/2010		150,000	170,812
IMC Global, Inc.
10.875% due 08/01/2013		25,000	28,719
IMC Global, Inc., Series B
10.875% due 06/01/2008		25,000	27,688
11.25% due 06/01/2011		25,000	26,875
Lubrizol Corp.
4.625% due 10/01/2009		55,000	53,907
Lyondell Chemical Company
9.50% due 12/15/2008		59,000	61,803
10.50% due 06/01/2013		275,000	312,469
11.125% due 07/15/2012		100,000	111,875
Lyondell Chemical Company, Series A
9.625% due 05/01/2007		75,000	78,281
Praxair, Inc.
4.75% due 07/15/2007		75,000	75,060
Rhodia SA
10.25% due 06/01/2010		400,000	438,000
Rockwood Specialties Group, Inc.
10.625% due 05/15/2011		175,000	191,844

			2,868,566

Coal - 0.17%
Alpha Natural Resources LLC
10.00% due 06/01/2012		200,000	216,250
Foundation PA Coal Company
7.25% due 08/01/2014		250,000	258,437
James River Coal Company
9.375% due 06/01/2012		200,000	209,250
Massey Energy Company
6.625% due 11/15/2010		45,000	45,731
6.875% due 12/15/2013		225,000	226,969

			956,637

Commercial Services - 0.15%
Brickman Group, Ltd., Series B
11.75% due 12/15/2009		275,000	304,562

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
Coinmach Corp.
9.00% due 02/01/2010	$300,000	$314,250
Mac-Gray Corp.
7.625% due 08/15/2015	225,000	226,688

		845,500
Computers & Business Equipment - 0.08%
International Business Machines Corp., MTN
2.375% due 11/01/2006	100,000	98,071
3.80% due 02/01/2008	155,000	151,807
Unisys Corp.
7.875% due 04/01/2008	125,000	122,813
8.00% due 10/15/2012	50,000	46,250

		418,941
Construction & Mining Equipment - 0.06%
JLG Industries, Inc.
8.375% due 06/15/2012	325,000	342,875
Construction Materials - 0.04%
Texas Industries, Inc.
7.25% due 07/15/2013	200,000	207,500
Containers & Glass - 0.48%
AEP Industries, Inc.
7.875% due 03/15/2013	250,000	244,427
Ball Corp.
6.875% due 12/15/2012	125,000	129,062
BWAY Corp.
10.00% due 10/15/2010	175,000	182,875
Crown Holdings, Inc.
7.625% due 11/15/2013	175,000	181,563
Graphic Packaging International Corp.
8.50% due 08/15/2011	125,000	125,312
9.50% due 08/15/2013	50,000	47,750
Greif, Inc.
8.875% due 08/01/2012	100,000	106,500
Owens-Brockway Glass Container, Inc.
7.75% due 05/15/2011	75,000	78,281
8.25% due 05/15/2013	275,000	283,938
8.75% due 11/15/2012	175,000	188,125
8.875% due 02/15/2009	325,000	339,219
Owens-Illinois, Inc., Series 2008
7.35% due 05/15/2008	50,000	50,625
Plastipak Holdings, Inc.
8.50% due 12/15/2015	125,000	126,250
Sealed Air Corp.
5.375% due 04/15/2008	200,000	200,751
Silgan Holdings, Inc.
6.75% due 11/15/2013	100,000	99,500
Solo Cup Company
8.50% due 02/15/2014	100,000	87,500
Stone Container Corp.
9.75% due 02/01/2011	75,000	75,750
Stone Container Finance
7.375% due 07/15/2014	125,000	113,750

		2,661,178

The accompanying notes are an integral part of the financial statements. 324

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cosmetics & Toiletries - 0.08%
Chattem, Inc.
7.00% due 03/01/2014	$125,000	$126,875
Spectrum Brands, Inc.
7.375% due 02/01/2015	250,000	208,750
8.50% due 10/01/2013	150,000	130,875

		466,500
Crude Petroleum & Natural Gas - 0.59%
Amerada Hess Corp.
7.375% due 10/01/2009	65,000	70,210
7.875% due 10/01/2029	310,000	375,374
Chesapeake Energy Corp.
6.375% due 06/15/2015	375,000	375,000
6.50% due 08/15/2017	125,000	125,625
6.625% due 01/15/2016	175,000	177,187
7.00% due 08/15/2014	155,000	160,425
Compton Petroleum Corp, Series 144A
7.625% due 12/01/2013	200,000	204,500
Denbury Resources, Inc.
7.50% due 04/01/2013	150,000	152,250
7.50% due 12/15/2015	125,000	126,562
EnCana Corp.
4.60% due 08/15/2009	165,000	163,227
6.50% due 08/15/2034	40,000	44,694
EnCana Holdings Finance Corp.
5.80% due 05/01/2014	170,000	177,202
Encore Acquisition Company
7.25% due 12/01/2017	200,000	198,000
Hilcorp Energy I LP
7.75% due 11/01/2015	50,000	50,875
10.50% due 09/01/2010	300,000	332,250
Plains Exploration & Production Company
8.75% due 07/01/2012	150,000	161,625
Pogo Producing Company
6.875% due 10/01/2017	75,000	73,125
Sempra Energy
4.84% due 05/21/2008 (b)	150,000	150,279
Transocean, Inc.
7.50% due 04/15/2031	100,000	125,996

		3,244,406
Domestic Oil - 0.56%
AmeriGas Partners LP
7.25% due 05/20/2015	550,000	561,000
AmeriGas Partners LP, Series D
10.00% due 04/15/2006	50,000	50,500
ConocoPhillips
5.90% due 10/15/2032	150,000	160,985
Devon Energy Corp.
2.75% due 08/01/2006	85,000	83,848
Devon Financing Corp., ULC
6.875% due 09/30/2011	240,000	262,520
7.875% due 09/30/2031	110,000	139,777
Diamond Offshore Drilling, Inc.
4.875% due 07/01/2015	120,000	117,283
5.15% due 09/01/2014	175,000	174,988

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Domestic Oil (continued)
Forest Oil Corp.
8.00% due 12/15/2011	$100,000	$109,250
Magnum Hunter Resources, Inc.
9.60% due 03/15/2012	75,000	81,375
Range Resources Corp.
6.375% due 03/15/2015	425,000	416,500
Stone Energy Corp.
8.25% due 12/15/2011	175,000	180,687
Swift Energy Company
7.625% due 07/15/2011	200,000	204,000
Valero Energy Corp.
3.50% due 04/01/2009	55,000	52,462
4.75% due 04/01/2014	55,000	53,193
Whiting Petroleum Corp.
7.00% due 02/01/2014	225,000	225,563
7.25% due 05/01/2013	225,000	227,812

		3,101,743
Drugs & Health Care - 0.05%
Biovail Corp.
7.875% due 04/01/2010	150,000	155,437
Warner Chilcott Corp.
8.75% due 02/01/2015	150,000	138,000

		293,437
Educational Services - 0.06%
AAC Group Holding Corp.
zero coupon, Step up to 10.25% on
10/01/2008 due 10/01/2012	125,000	90,312
American Achievement Corp.
8.25% due 04/01/2012	225,000	228,375

		318,687
Electrical Equipment - 0.10%
Exelon Generation Company LLC
5.35% due 01/15/2014	190,000	189,433
General Cable Corp.
9.50% due 11/15/2010	150,000	159,000
Telex Communications Holdings, Inc.
11.50% due 10/15/2008	200,000	213,000

		561,433
Electrical Utilities - 1.26%
AES Corp.
7.75% due 03/01/2014	105,000	110,119
8.875% due 02/15/2011	350,000	378,437
9.00% due 05/15/2015	575,000	629,625
9.375% due 09/15/2010	150,000	163,875
Alabama Power Company
4.58% due 08/25/2009 (b)	130,000	130,292
Alabama Power Company, Series CC
3.50% due 11/15/2007	130,000	126,772
Allegheny Energy Supply Company LLC
7.80% due 03/15/2011	50,000	54,500
8.25 due 04/15/2012	25,000	28,187
Appalachian Power Company
4.8506% due 06/29/2007 (b)	65,000	65,204

The accompanying notes are an integral part of the financial statements. 325

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
Arizona Public Service Company
4.65% due 05/15/2015		$40,000	$37,911
Black Hills Corp.
6.50% due 05/15/2013		245,000	250,939
CE Electric UK Funding Company
6.995% due 12/30/2007		175,000	179,329
Centerpoint Energy, Inc., Series B
5.875% due 06/01/2008		95,000	96,284
7.25% due 09/01/2010		175,000	187,730
CMS Energy Corp.
8.50% due 04/15/2011		25,000	27,219
9.875% due 10/15/2007		375,000	401,250
Consumers Energy Company
5.65% due 04/15/2020		55,000	53,960
Dominion Resources, Inc.
4.125% due 02/15/2008		55,000	53,980
Edison SpA, EMTN
5.125% due 12/10/2010	EUR	29,000	36,838
El Paso Electric Company
6.00% due 05/15/2035		$195,000	195,090
Elia System Operator SA
4.75% due 05/13/2014	EUR	38,000	48,573
Enbw International Finance BV, EMTN
5.875% due 02/28/2012		35,000	46,944
Energy East Corp.
5.75% due 11/15/2006		$105,000	105,683
Entergy Louisiana, Inc.
5.83% due 11/01/2010		30,000	29,948
FirstEnergy Corp.
6.45% due 11/15/2011		255,000	270,299
FirstEnergy Corp., Series A
5.50% due 11/15/2006		60,000	60,216
Midwest Generation LLC
8.75% due 05/01/2034		225,000	247,781
Monongahela Power Company
5.00% due 10/01/2006		55,000	54,972
National Grid PLC, EMTN
5.00% due 07/02/2018	EUR	12,000	15,308
National Power Corp.
8.63% due 08/23/2011 (b)		$150,000	161,172
Nevada Power Company
5.875% due 01/15/2015		40,000	39,693
Pacific Gas & Electric Company
6.05% due 03/01/2034		195,000	201,817
Pepco Holdings, Inc.
5.50% due 08/15/2007		95,000	95,575
Pinnacle West Capital Corp.
6.40% due 04/01/2006		210,000	210,919
PPL Capital Funding, Inc.
4.33% due 03/01/2009		245,000	238,257
PSEG Power LLC
6.875% due 04/15/2006		100,000	100,518
RWE Finance BV, EMTN
5.375% due 04/18/2008	EUR	26,000	32,318
6.375% due 06/03/2013	GBP	47,000	88,962

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
San Diego Gas & Electric Company
5.35% due 05/15/2035		$55,000	$53,133
Scottish Power UK PLC
8.375% due 02/20/2017	GBP	38,000	84,983
Sierra Pacific Resources
8.625% due 03/15/2014		$500,000	540,994
Southern California Edison Company
4.65% due 04/01/2015		45,000	43,532
Texas Genco LLC/Texas Genco Financing Corp.
6.875% due 12/15/2014		325,000	351,812
Tri-State Generation & Transmission Association
6.04% due 01/31/2018		100,000	102,959
TXU Corp., Series O
4.80% due 11/15/2009		55,000	52,903
Vattenfall Treasury AB, EMTN
6.00% due 04/03/2009	EUR	24,000	30,767
Virginia Electric and Power Company
4.50% due 12/15/2010		$30,000	29,251
Westar Energy, Inc.
5.10% due 07/15/2020		155,000	148,163
Western Power Distribution Holdings, Ltd.
6.875% due 12/15/2007		140,000	143,472
Wisconsin Electric Power Company
3.50% due 12/01/2007		105,000	102,242

			6,940,707

Electronics - 0.05%
Celestica, Inc.
7.875% due 07/01/2011		225,000	226,687
Sanmina-SCI Corp.
10.375% due 01/15/2010		25,000	27,625

			254,312

Energy - 0.56%
Duke Capital Corp.
4.302% due 05/18/2006		230,000	229,453
Duke Capital LLC
6.25% due 02/15/2013		140,000	145,799
Duke Capital LLC, Series B
6.75% due 07/15/2018		80,000	86,528
Enterprise Products Operating LP
4.95% due 06/01/2010		150,000	147,090
Enterprise Products Operating LP, Series B
4.00% due 10/15/2007		70,000	68,537
5.60% due 10/15/2014		105,000	104,918
Ferrellgas Partners LP
8.75% due 06/15/2012		300,000	297,000
Mirant North America LLC
7.375% due 12/31/2013		800,000	809,000
Niagara Mohawk Power Corp., Series G
7.75% due 10/01/2008		40,000	42,708
NRG Energy, Inc.
8.00% due 12/15/2013		575,000	641,125
Orion Power Holdings, Inc.
12.00% due 05/01/2010		275,000	310,750
Progress Energy, Inc.
6.75% due 03/01/2006		110,000	110,345

The accompanying notes are an integral part of the financial statements. 326

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
TXU Energy Company LLC
4.92% due 01/17/2006 (b)		$25,000	$24,999
6.125% due 03/15/2008		40,000	40,657
Xcel Energy, Inc.
7.00% due 12/01/2010		25,000	26,906

			3,085,815
Financial Services - 2.97%
AIG SunAmerica Global Financing XII, Series 144A
5.30% due 05/30/2007		65,000	65,339
Altria Finance Cayman Islands, Ltd.
5.625% due 06/24/2008	EUR	50,000	62,212
American Express Credit Corp.
5.30% due 12/02/2015		$40,000	40,196
American Express Credit Corp., EMTN
3.625% due 10/13/2009	EUR	53,000	63,519
American General Finance Corp., Series I, MTN
5.40% due 12/01/2015		$220,000	219,302
American Honda Finance Corp., MTN
2.875% due 04/03/2006		80,000	79,628
Arch Western Finance LLC
6.75% due 07/01/2013		150,000	152,813
Aries Vermogensverwaltung GmbH, Series REGS
9.60% due 10/25/2014		550,000	711,370
BCP Crystal Holdings Corp.
9.625% due 06/15/2014		325,000	361,563
Boeing Capital Corp., MTN, Series X
6.35% due 11/15/2007		140,000	143,643
Borden U.S. Finance Corp./
Nova Scotia Finance ULC
9.00% due 07/15/2014		200,000	198,000
Capital One Bank
5.125% due 02/15/2014		100,000	98,407
6.50% due 06/13/2013		280,000	297,483
Capital One Financial Corp.
4.738% due 05/17/2007		140,000	139,539
Caterpillar Financial Services Corp., MTN, Series F
4.50% due 09/01/2008		120,000	119,035
Chukchansi Economic Development Authority
4.469% due 11/15/2012		125,000	127,500
CIT Group, Inc.
5.00% due 02/01/2015		300,000	292,753
5.50% due 11/30/2007		55,000	55,540
CIT Group, Inc., GMTN
4.25% due 09/22/2011	EUR	50,000	61,046
CIT Group, Inc., MTN
4.49% due 08/15/2008 (b)		$100,000	100,075
Citigroup, Inc.
3.875% due 05/21/2010	EUR	58,000	70,417
5.30% due 01/07/2016		$250,000	252,047
5.75% due 05/10/2006		110,000	110,394
Countrywide Home Loans, Inc., MTN
4.125% due 09/15/2009		410,000	394,932
Dollar Financial Group, Inc.
9.75% due 11/15/2011		175,000	180,250

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
E*TRADE Financial Corp.
8.00% due 06/15/2011		$575,000	$598,000
Ford Motor Credit Company
5.29% due 11/16/2006 (b)		100,000	97,096
5.45% due 03/21/2007 (b)		45,000	42,858
5.625% due 06/06/2006	EUR	41,000	48,216
5.72% due 01/15/2010 (b)		$85,000	74,021
5.80% due 01/12/2009		280,000	244,255
6.50% due 01/25/2007		50,000	48,374
7.00% due 10/01/2013		95,000	81,173
7.375% due 10/28/2009		1,225,000	1,086,435
Franklin Resources, Inc.
3.70% due 04/15/2008		60,000	58,481
Fund American Companies, Inc.
5.875% due 05/15/2013		185,000	186,676
GE Capital UK Funding, EMTN
5.625% due 12/12/2014	GBP	47,000	86,234
General Electric Capital Corp.
6.125% due 02/22/2011		$190,000	199,890
General Electric Capital Corp., EMTN
5.125% due 06/20/2007	EUR	50,000	60,992
General Electric Capital Corp., Series A, MTN
5.00% due 06/15/2007		$110,000	110,208
6.00% due 06/15/2012		230,000	242,234
General Motors Acceptance Corp.
5.10% due 07/16/2007 (b)		155,000	145,286
6.00% due 10/16/2006	EUR	55,000	63,678
6.75% due 01/15/2006		$110,000	109,927
6.75% due 12/01/2014		1,775,000	1,596,827
6.875% due 08/28/2012		190,000	171,253
8.00% due 11/01/2031		400,000	383,152
GIE Suez Alliance, EMTN
5.125% due 06/24/2015	EUR	35,000	45,914
Global Cash Access LLC
8.75% due 03/15/2012		$300,000	319,125
Goldman Sachs Capital, Inc.
6.345% due 02/15/2034		435,000	456,982
Goldman Sachs Group, Inc.
4.125% due 01/15/2008		100,000	98,465
4.1794% due 07/02/2007 (b)		55,000	55,099
4.25% due 08/04/2010	EUR	43,000	52,677
HSBC Finance Corp.
5.00% due 06/30/2015		$200,000	194,483
5.75% due 01/30/2007		80,000	80,660
HSBC USA, Inc.
4.625% due 04/01/2014		100,000	96,015
International Lease Finance Corp.
3.75% due 08/01/2007		140,000	137,454
5.125% due 11/01/2010		90,000	89,616
6.375% due 03/15/2009		80,000	83,092
International Lease Finance Corp., EMTN
4.125% due 10/09/2008	EUR	44,000	53,216
iPCS, Inc.
11.50% due 05/01/2012		$100,000	114,750

The accompanying notes are an integral part of the financial statements. 327

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
John Deere Capital Corp, Series D, MTN
4.375% due 03/14/2008		$100,000	$98,898
John Deere Capital Corp.
3.90% due 01/15/2008		75,000	73,531
7.00% due 03/15/2012		180,000	198,811
JPMorgan Chase & Company
3.125% due 12/11/2006		110,000	108,191
JPMorgan Chase & Company, EMTN
4.25% due 06/09/2011	EUR	38,000	46,809
JSG Funding PLC
7.75% due 04/01/2015		$250,000	207,500
9.625% due 10/01/2012		175,000	175,000
Legg Mason, Inc.
6.75% due 07/02/2008		135,000	140,542
Lehman Brothers Holdings, Inc.
3.50% due 08/07/2008		250,000	241,288
Mangrove Bay Pass Through Trust
6.102% due 07/15/2033 (b)		200,000	198,476
MBNA America Bank NA, EMTN
4.625% due 08/03/2009		250,000	248,047
MBNA Europe Funding Plc, EMTN
4.50% due 01/23/2009	EUR	32,000	39,250
Mellon Funding Corp.
6.375% due 11/08/2011	GBP	47,000	87,667
Merrill Lynch & Company, Inc.
7.00% due 03/15/2006		$5,000	5,020
Merrill Lynch & Company, Inc., EMTN
4.625% due 10/02/2013	EUR	42,000	52,955
Merrill Lynch & Company, Inc., MTN, Series C
4.25% due 02/08/2010		$180,000	175,090
Merrill Lynch & Company, Inc., Series CPI
4.33% due 03/02/2009 (b)		130,000	125,879
Morgan Stanley
6.10% due 04/15/2006		65,000	65,228
National Rural Utilities Cooperative Finance Corp.
3.875% due 02/15/2008		170,000	166,339
Nationwide Building Society, EMTN
3.375% due 08/17/2015 (b)	EUR	53,000	62,431
Nell AF SARL
8.375% due 08/15/2015		$300,000	297,000
Nell AF SARL, 144a
8.375% due 08/15/2015	EUR	50,000	60,098
Nisource Finance Corp.
4.95% due 11/23/2009 (b)		$120,000	120,376
Nissan Motor Acceptance Corp.
4.625% due 03/08/2010		100,000	97,714
Residential Capital Corp.
6.125% due 11/21/2008		219,000	219,533
SLM Corp., MTN
5.625% due 08/01/2033		40,000	40,184
SLM Corp., MTN, Series A
4.40% due 01/26/2009 (b)		180,000	180,408
SLM Corp., Series CPI
4.30% due 04/01/2009 (b)		315,000	304,441
Stripes Acquisition LLC
10.625% due 12/15/2013		175,000	177,625

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Sun Life Canada US Capital Trust
8.526% due 05/29/2049		$230,000	$247,952
UBS AG
4.50% due 09/16/2019	EUR	60,000	75,958

			16,348,058
Food & Beverages - 0.49%
B&G Foods Holding Corp.
8.00% due 10/01/2011		$350,000	357,000
Birds Eye Foods, Inc.
11.875% due 11/01/2008		162,000	165,240
Cott Beverages USA, Inc.
8.00% due 12/15/2011		260,000	266,500
Del Monte Corp.
6.75% due 02/15/2015		100,000	97,500
8.625% due 12/15/2012		75,000	79,688
Dole Food, Inc.
8.625% due 05/01/2009		125,000	128,125
8.875% due 03/15/2011		150,000	153,750
General Mills, Inc.
6.449% due 10/15/2006		125,000	126,477
Kraft Foods, Inc.
4.625% due 11/01/2006		90,000	89,717
5.625% due 11/01/2011		160,000	164,160
Le*Nature's, Inc.
10.00% due 06/15/2013		200,000	210,000
McCormick & Company, Inc.
5.20% due 12/15/2015		170,000	171,325
McCormick & Company, Inc., MTN
3.35% due 04/15/2009		95,000	91,315
6.40% due 02/01/2006		65,000	65,092
Panamerican Beverages, Inc.
7.25% due 07/01/2009		30,000	31,800
PepsiAmericas, Inc.
4.875% due 01/15/2015		45,000	44,364
Pierre Foods, Inc.
9.875% due 07/15/2012		100,000	101,500
The Wornick Company
10.875% due 07/15/2011		150,000	153,750
Tricon Global Restaurants, Inc.
7.65% due 05/15/2008		155,000	163,594
William Wrigley Jr. Company
4.65% due 07/15/2015		50,000	48,686

			2,709,583
Forest Products - 0.02%
Weyerhaeuser Company
7.375% due 03/15/2032		100,000	111,171
Furniture & Fixtures - 0.10%
Norcraft Companies LP
9.00% due 11/01/2011		175,000	181,125
Norcraft Holdings LP
zero coupon, Step up to 9.75% on
09/01/2008 due 09/01/2012		175,000	124,250
Sealy Mattress Company
8.25% due 06/15/2014		250,000	257,500

			562,875

The accompanying notes are an integral part of the financial statements. 328

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Gas & Pipeline Utilities - 0.64%
ANR Pipeline Company
8.875% due 03/15/2010	$105,000	$112,215
Aquila Canada Finance Corp.
7.75% due 06/15/2011	150,000	153,375
Atlas Pipeline Partners LP
8.125% due 12/15/2015	75,000	75,656
Atmos Energy Corp.
4.00% due 10/15/2009	190,000	182,214
5.95% due 10/15/2034	35,000	35,015
Boardwalk Pipelines LLC
5.50% due 02/01/2017	85,000	84,302
Dynegy Holdings, Inc.
9.875% due 07/15/2010	50,000	54,812
10.125% due 07/15/2013	275,000	310,750
El Paso Natural Gas Company, Series A
7.625% due 08/01/2010	15,000	15,774
El Paso Production Holding Company
7.75% due 06/01/2013	100,000	103,750
Kinder Morgan Finance Company ULC
5.35% due 01/05/2011	125,000	125,179
Kinder Morgan Finance Company ULC, Series 144A
5.70% due 01/05/2016	305,000	307,637
Panhandle Eastern Pipe Line Company
4.80% due 08/15/2008	135,000	133,473
Panhandle Eastern Pipe Line Company, Series B
2.75% due 03/15/2007	112,000	108,907
Piedmont Natural Gas Company
6.00% due 12/19/2033	10,000	10,708
Praxair, Inc.
6.50% due 03/01/2008	100,000	103,240
Roseton/Danskammer, Series A
7.27% due 11/08/2010	150,000	151,125
Southern Natural Gas Company
8.875% due 03/15/2010	405,000	432,830
Sunoco, Inc.
4.875% due 10/15/2014	25,000	24,397
Williams Companies, Inc.
7.625% due 07/15/2019	50,000	53,625
7.75% due 06/15/2031	75,000	79,125
8.125% due 03/15/2012	625,000	681,250
8.75% due 03/15/2032	25,000	29,000
Williams Companies, Inc., Series A
7.50% due 01/15/2031	125,000	129,375

		3,497,734
Gold - 0.04%
Newmont Mining Corp.
5.875% due 04/01/2035	235,000	231,903
Healthcare Products - 0.15%
Fresenius Medical Care Capital Trust
7.875% due 02/01/2008	175	180,250
7.875% due 06/15/2011	25,000	26,625
Medtronic, Inc.
4.375% due 09/15/2010	125,000	122,475
4.75% due 09/15/2015	285,000	277,000

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Healthcare Products (continued)
VWR International, Inc.
6.875% due 04/15/2012		$50,000	$49,625
8.00% due 04/15/2014		175,000	174,125

			830,100
Healthcare Services - 0.20%
Concentra Operating Corp.
9.125% due 06/01/2012		150,000	154,500
9.50% due 08/15/2010		75,000	77,625
DaVita, Inc.
6.625% due 03/15/2013		75,000	76,312
7.25% due 03/15/2015		225,000	227,813
Team Health, Inc., Series 144A
11.25% due 12/01/2013		175,000	178,500
US Oncology, Inc.
9.00% due 08/15/2012		125,000	133,750
10.75% due 08/15/2014		75,000	83,250
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014		125,000	132,813
WellPoint, Inc.
4.25% due 12/15/2009		35,000	34,091

			1,098,654
Holdings Companies/Conglomerates - 0.25%
Hutchison Whampoa Finance, Ltd.
5.875% due 07/08/2013	EUR	38,000	50,426
6.95% due 08/01/2007		$100,000	103,000
Leucadia National Corp.
7.00% due 08/15/2013		285,000	283,575
Marquee Holdings, Inc.
zero coupon, Step up to 12% on
08/15/2009 due 08/15/2014		400,000	255,000
Visant Corp.
7.625% due 10/01/2012		300,000	301,500
Visant Holding Corp.
zero coupon, Step up to 10.25% on
12/01/2008 due 12/01/2013		500,000	370,000

			1,363,501
Homebuilders - 0.26%
Centex Corp.
4.55% due 11/01/2010		70,000	67,097
5.45% due 08/15/2012		235,000	230,994
KB Home
6.25% due 06/15/2015		30,000	29,032
Lennar Corp.
5.125% due 10/01/2010		15,000	14,681
Lennar Corp., Series B
5.2469% due 03/19/2009 (b)		65,000	65,051
5.60% due 05/31/2015		180,000	173,794
MDC Holdings, Inc., MTN
5.375% due 12/15/2014		55,000	51,918
NVR, Inc.
5.00% due 06/15/2010		260,000	251,845
Pulte Homes, Inc.
4.875% due 07/15/2009		65,000	63,673
7.875% due 08/01/2011		215,000	236,193

The accompanying notes are an integral part of the financial statements. 329

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Homebuilders (continued)
Ryland Group, Inc.
5.375% due 01/15/2015	$15,000	$14,148
WCI Communities, Inc.
7.875% due 10/01/2013	50,000	47,125
9.125% due 05/01/2012	100,000	99,500
William Lyon Homes, Inc.
7.50% due 02/15/2014	75,000	64,875

		1,409,926

Hotels & Restaurants - 0.44%
American Casino & Entertainment Properties LLC
7.85% due 02/01/2012	250,000	256,250
Ameristar Casinos, Inc.
10.75% due 02/15/2009	200,000	212,000
CCM Merger, Inc.
8.00% due 08/01/2013	150,000	144,000
Harrah's Operating Company, Inc.
5.50% due 07/01/2010	160,000	159,936
7.50% due 01/15/2009	95,000	100,621
La Quinta Corp.
7.00% due 08/15/2007	25,000	25,781
Landry's Restaurants, Inc., Series B
7.50% due 12/15/2014	175,000	163,625
Majestic Holding Company LLC
zero coupon, Step up to 12.5% on
10/15/2008 due 10/15/2011	125,000	89,375
Majestic Star Casino LLC
9.50% due 10/15/2010	75,000	78,938
O'Charleys, Inc.
9.00% due 11/01/2013	225,000	228,375
Park Place Entertainment Corp.
9.375% due 02/15/2007	250,000	260,312
Poster Financial Group, Inc.
8.75% due 12/01/2011	200,000	206,000
Real Mex Restaurants, Inc.
10.00% due 04/01/2010	125,000	133,125
The Restaurant Company
10.00% due 10/01/2013	150,000	138,750
Yum! Brands, Inc.
7.70% due 07/01/2012	220,000	243,085

		2,440,173

Household Appliances - 0.02%
Gregg Appliances, Inc.
9.00% due 02/01/2013	150,000	135,750
Household Products - 0.13%
Church & Dwight Company, Inc.
6.00% due 12/15/2012	250,000	246,250
Clorox Company
4.6138% due 12/14/2007 (b)	70,000	70,126
Resolution Performance Products, Inc.
9.50% due 04/15/2010	200,000	202,500
Simmons Bedding Company
zero coupon, Step up to 10.00% on
12/15/2009 due 12/15/2014	225,000	121,500
7.875% due 01/15/2014	75,000	69,375

		709,751

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Industrial Machinery - 0.07%
Columbus McKinnon Corp.
8.875% due 11/01/2013		$200,000	$208,000
Dresser Rand Group, Inc.
7.375% due 11/01/2014		75,000	77,250
Grant Prideco, Inc.
6.125% due 08/15/2015		75,000	74,813
Manitowoc, Inc.
7.125% due 11/01/2013		50,000	51,375

			411,438

Insurance - 0.57%
ACE INA Holdings, Inc.
5.875% due 06/15/2014		130,000	134,477
Allstate Corp.
5.55% due 05/09/2035		10,000	9,800
Allstate Financial Global Funding
5.25% due 02/01/2007		255,000	255,588
Allstate Life Funding LLC, EMTN
6.375% due 01/17/2011	GBP	47,000	86,632
ASIF II, Series EMTN
5.625% due 02/01/2012		47,000	84,641
Cigna Corp.
7.40% due 05/15/2007		$60,000	61,814
Cincinnati Financial Corp.
6.92% due 05/15/2028		125,000	140,752
Genworth Financial, Inc.
5.75% due 06/15/2014		160,000	166,994
Highmark, Inc.
6.80% due 08/15/2013		185,000	200,286
ING Security Life Institutional Funding
2.70% due 02/15/2007		165,000	160,364
Jefferson-Pilot Capital Trust A
8.14% due 01/15/2046		100,000	106,218
Marsh & McLennan Companies, Inc.
3.625% due 02/15/2008		35,000	33,920
MassMutual Global Funding II
3.25% due 06/15/2007		120,000	117,148
Monumental Global Funding, Ltd., EMTN
5.375% due 03/13/2009	EUR	38,000	47,836
Nationwide Financial Services, Inc.
5.90% due 07/01/2012		$170,000	177,236
Nationwide Mutual Insurance Company
6.60% due 04/15/2034		110,000	110,690
NLV Financial Corp.
7.50% due 08/15/2033		140,000	155,012
Ohio National Financial Services, Inc.
6.35% due 04/01/2013		15,000	15,956
Pacific Life Funding LLC
5.50% due 05/14/2009	EUR	38,000	48,031
Pacific Life Funding LLC, EMTN
5.125% due 01/20/2015	GBP	47,000	83,018
Principal Financial Global Funding LLC, EMTN
4.50% due 01/22/2009	EUR	38,000	46,402
Principal Life Global Funding I
5.25% due 01/15/2013		$160,000	162,047
Principal Life Income Funding Trusts
5.20% due 11/15/2010		35,000	35,271

The accompanying notes are an integral part of the financial statements. 330

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Insurance (continued)
Prudential Financial, Inc., MTN
3.75% due 05/01/2008		$150,000	$146,207
RLI Corp.
5.95% due 01/15/2014		30,000	29,841
Security Benefit Life Insurance Company
7.45% due 10/01/2033		80,000	93,200
The St. Paul Companies, Inc.
5.75% due 03/15/2007		45,000	45,237
Transamerica Capital II
7.65% due 12/01/2026		110,000	128,595
Transatlantic Holdings, Inc.
5.75% due 12/14/2015		150,000	152,148
Travelers Insurance Company Institutional
Funding, Ltd.
5.75% due 12/06/2011	GBP	47,000	85,061
Travelers Property Casualty Corp.
3.75% due 03/15/2008		$35,000	34,136

			3,154,558

International Oil - 0.44%
Canadian Natural Resources, Ltd.
6.45% due 06/30/2033		65,000	70,431
Newfield Exploration Company
6.625% due 09/01/2014		30,000	30,525
OAO Gazprom, Series REGS
9.625% due 03/01/2013		400,000	481,840
Ocean Rig Norway AS
8.375% due 07/01/2013		150,000	159,750
Pemex Project Funding Master Trust
5.7913% due 06/15/2010 (b)		345,000	357,075
7.375% due 12/15/2014		110,000	122,210
7.75% due 09/28/2049		285,000	293,778
Pemex Project Funding Master Trust, Series REGS
6.625% due 06/15/2035		305,000	305,762
Petro-Canada
5.95% due 05/15/2035		235,000	238,391
PF Export Receivables Master Trust
6.436% due 06/01/2015		68,992	68,886
Repsol International Finance BV, EMTN
4.625% due 10/08/2014	EUR	34,000	42,328
YPF SA, MTN, Series C
10.00% due 11/02/2028		$195,000	229,125

			2,400,101

Investment Companies - 0.01%
BES Finance, Ltd., EMTN
6.25% due 05/17/2011	EUR	35,000	46,655
Leisure Time - 1.00%
AMC Entertainment, Inc.
8.00% due 03/01/2014		$75,000	67,875
AMC Entertainment, Inc., Series B
8.625% due 08/15/2012		75,000	78,375
AMF Bowling Worldwide, Inc.
10.00% due 03/01/2010		175,000	173,469
Boyd Gaming Corp.
6.75% due 04/15/2014		175,000	173,687
7.75% due 12/15/2012		100,000	104,750

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
Boyd Gaming Corp. (continued)
8.75% due 04/15/2012	$25,000	$26,812
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014	625,000	462,500
9.00% due 02/01/2013	225,000	237,937
Equinox Holdings, Inc.
9.00% due 12/15/2009	100,000	106,875
Herbst Gaming, Inc.
7.00% due 11/15/2014	225,000	223,875
8.125% due 06/01/2012	75,000	78,000
International Speedway Corp.
4.20% due 04/15/2009	80,000	77,798
Loews Cineplex Entertainment Corp.
9.00% due 08/01/2014	100,000	101,000
Mandalay Resort Group
10.25% due 08/01/2007	150,000	159,937
MGM Mirage, Inc.
6.00% due 10/01/2009	230,000	228,562
6.75% due 09/01/2012	15,000	15,206
8.50% due 09/15/2010	400,000	433,500
9.75% due 06/01/2007	250,000	263,437
Mohegan Tribal Gaming Authority
6.875% due 02/15/2015	150,000	151,125
Movie Gallery, Inc.
11.00% due 05/01/2012	250,000	195,000
Penn National Gaming, Inc.
6.75% due 03/01/2015	225,000	221,063
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012	125,000	129,219
Royal Caribbean Cruises, Ltd.
8.00% due 05/15/2010	75,000	81,459
Speedway Motorsports, Inc.
6.75% due 06/01/2013	155,000	156,938
Station Casinos, Inc.
6.00% due 04/01/2012	135,000	134,663
6.50% due 02/01/2014	25,000	25,250
6.875% due 03/01/2016	505,000	516,363
Town Sports International, Inc.
9.625% due 04/15/2011	75,000	78,563
Trump Entertainment Resorts, Inc.
8.50% due 06/01/2015	150,000	146,250
Warner Music Group
7.375% due 04/15/2014	250,000	248,125
Worldspan LP/WS Financing Corp
10.04% due 02/15/2011 (b)	275,000	239,250
Wynn Las Vegas LLC
6.625% due 12/01/2014	150,000	145,875

		5,482,738
Life Sciences - 0.05%
Fisher Scientific International, Inc.
6.125% due 07/01/2015	300,000	300,000
Manufacturing - 0.20%
Aearo Company
8.25% due 04/15/2012	225,000	228,375

The accompanying notes are an integral part of the financial statements. 331

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Manufacturing (continued)
Koppers, Inc.
9.875% due 10/15/2013		$350,000	$379,750
Tyco International Group SA
5.80% due 08/01/2006		115,000	115,481
6.375% due 10/15/2011		340,000	353,122
Tyco International Group SA, EMTN
5.50% due 11/19/2008	EUR	25,000	31,115

			1,107,843
Medical-Hospitals - 0.36%
Community Health Systems, Inc.
6.50% due 12/15/2012		$225,000	219,094
Genesis Healthcare Corp.
8.00% due 10/15/2013		250,000	263,125
HCA, Inc.
6.375% due 01/15/2015		225,000	227,438
8.75% due 09/01/2010		550,000	608,298
Tenet Healthcare Corp.
6.50% due 06/01/2012		100,000	91,500
7.375% due 02/01/2013		75,000	69,187
9.875% due 07/01/2014		150,000	151,875
Triad Hospitals, Inc.
7.00% due 05/15/2012		50,000	51,062
7.00% due 11/15/2013		325,000	325,813

			2,007,392
Metal & Metal Products - 0.26%
Earle M. Jorgensen Company
9.75% due 06/01/2012		375,000	401,250
Gibraltar Industries Inc, Series 144A
8.00% due 12/01/2015		300,000	302,250
Hawk Corp.
8.75% due 11/01/2014		125,000	126,250
Metals USA, Inc.
11.125% due 12/01/2015		100,000	102,500
Mobile Mini, Inc.
9.50% due 07/01/2013		135,000	148,331
Neenah Foundary Company
11.00% due 09/30/2010		100,000	109,500
Novelis, Inc.
7.25% due 02/15/2015		200,000	186,500
Rio Tinto Finance PLC, EMTN
5.125% due 05/10/2007	EUR	26,000	31,637

			1,408,218
Mining - 0.05%
Barrick Gold Finance Company
4.875% due 11/15/2014		$25,000	24,199
Placer Dome, Inc.
6.375% due 03/01/2033		15,000	15,632
6.45% due 10/15/2035		25,000	26,277
Rio Tinto Finance USA, Ltd.
2.625% due 09/30/2008		135,000	127,163
Teck Cominco, Ltd.
5.375% due 10/01/2015		65,000	64,166

			257,437

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Newspapers - 0.02%
E.W. Scripps Company
4.30% due 06/30/2010		$45,000	$43,432
Medianews Group, Inc.
6.375% due 04/01/2014		50,000	46,125

			89,557
Office Furnishings & Supplies - 0.11%
ACCO Brands Corp.
7.625% due 08/15/2015		200,000	188,500
IKON Office Solutions, Inc.
7.75% due 09/15/2015		100,000	97,500
Interface, Inc.
10.375% due 02/01/2010		275,000	297,687

			583,687
Paper - 0.25%
Abitibi-Consolidated Company of Canada
6.95% due 12/15/2006		5,000	5,038
Boise Cascade LLC
7.125% due 10/15/2014		280,000	261,100
Celulosa Arauco y Constitucion SA
5.125% due 07/09/2013		70,000	67,667
8.625% due 08/15/2010		180,000	203,111
Jefferson Smurfit Corp.
8.25% due 10/01/2012		150,000	144,000
Longview Fibre Company
10.00% due 01/15/2009		300,000	315,000
NewPage Corp.
10.00% due 05/01/2012		25,000	24,562
10.50% due 05/01/2012 (b)		150,000	148,500
12.00% due 05/01/2013		100,000	92,000
Norske Skog Canada, Ltd.
7.375% due 03/01/2014		150,000	131,250

			1,392,228
Petroleum Services - 0.20%
BP Canada Finance Company
3.375% due 10/31/2007		50,000	48,799
Chaparral Energy, Inc.
8.50% due 12/01/2015		300,000	310,500
Halliburton Company
5.50% due 10/15/2010		285,000	291,088
Hanover Compressor Company
9.00% due 06/01/2014		100,000	109,000
Hanover Equipment Trust
8.75% due 09/01/2011		125,000	132,187
Pride International, Inc.
7.375% due 07/15/2014		200,000	214,500

			1,106,074
Pharmaceuticals - 0.18%
Abbott Laboratories
5.625% due 07/01/2006		80,000	80,372
AmerisourceBergen Corp.
5.625% due 09/15/2012		225,000	225,000
Aventis SA, EMTN
4.25% due 09/15/2010	EUR	54,000	66,337

The accompanying notes are an integral part of the financial statements. 332

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Hospira, Inc.
4.95% due 06/15/2009	$70,000	$69,552
Merck & Company, Inc.
2.50% due 03/30/2007	170,000	164,786
Mylan Laboratories, Inc.
5.75% due 08/15/2010	150,000	150,187
Omnicare, Inc.
6.75% due 12/15/2013	100,000	101,125
6.875% due 12/15/2015	125,000	126,875

		984,234
Photography - 0.08%
Eastman Kodak Company
7.25% due 11/15/2013	460,000	439,675
Pollution Control - 0.02%
Aleris International, Inc.
9.00% due 11/15/2014	125,000	128,750
Publishing - 0.29%
Dex Media East LLC
9.875% due 11/15/2009	125,000	135,156
12.125% due 11/15/2012	200,000	234,000
Dex Media West LLC
8.50% due 08/15/2010	25,000	26,187
9.875% due 08/15/2013	200,000	222,000
Haights Cross Operating Company
11.75% due 08/15/2011	200,000	211,750
Houghton Mifflin Company
8.25% due 02/01/2011	175,000	180,688
Mail-Well I Corp.
9.625% due 03/15/2012	150,000	162,000
Medianews Group, Inc.
6.875% due 10/01/2013	175,000	167,344
Morris Publishing Group LLC
7.00% due 08/01/2013	275,000	259,531

		1,598,656
Railroads & Equipment - 0.11%
Canadian National Railway Company
6.25% due 08/01/2034	240,000	267,037
Norfolk Southern Corp.
5.59% due 05/17/2025	25,000	24,976
6.00% due 04/30/2008	200,000	203,787
7.25% due 02/15/2031	30,000	36,390
Union Pacific Corp.
5.75% due 10/15/2007	75,000	76,036

		608,226
Real Estate - 0.46%
Archstone-Smith Operating Trust, REIT
5.25% due 05/01/2015	150,000	147,925
5.625% due 08/15/2014	15,000	15,241
Arden Realty LP, REIT
5.20% due 09/01/2011	55,000	55,713
AvalonBay Communities, Inc., REIT
4.95% due 03/15/2013	55,000	53,835
BF Saul, REIT
7.50% due 03/01/2014	150,000	152,625

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Real Estate (continued)
Camden Property Trust, REIT
4.375% due 01/15/2010	$80,000	$77,383
Developers Diversified Realty Corp., REIT
3.875% due 01/30/2009	145,000	139,278
Felcor Lodging LP, REIT
8.83% due 06/01/2011 (b)	75,000	78,000
9.00% due 06/01/2011	25,000	27,375
Host Marriott LP, REIT
6.375% due 03/15/2015	75,000	74,812
7.125% due 11/01/2013	125,000	130,000
iStar Financial, Inc.
5.80% due 03/15/2011	50,000	50,324
iStar Financial, Inc., REIT
6.05% due 04/15/2015	40,000	40,334
iStar Financial, Inc., Series B, REIT
4.875% due 01/15/2009	75,000	73,783
5.125% due 04/01/2011	160,000	155,902
Kimco Realty Corp., MTN, REIT
4.904% due 02/18/2015	55,000	52,961
La Quinta Properties, Inc., REIT
7.00% due 08/15/2012	75,000	81,188
8.875% due 03/15/2011	285,000	309,581
Meristar Hospitality Corp., REIT
9.00% due 01/15/2008	75,000	77,531
9.125% due 01/15/2011	125,000	136,250
Simon Property Group LP, REIT
3.75% due 01/30/2009	250,000	239,924
5.375% due 06/01/2011	50,000	50,120
Ventas Realty LP, REIT
6.75% due 06/01/2010	75,000	76,875
Ventas Realty LP/Ventas Capital Corp, Series 144A
6.50% due 06/01/2016	150,000	150,750
Vornado Realty LP, REIT
4.50% due 08/15/2009	70,000	68,038

		2,515,748
Retail - 0.13%
JC Penney Company, Inc.
7.375% due 08/15/2008	85,000	89,351
Leslie's Poolmart
7.75% due 02/01/2013	275,000	275,688
NationsRent, Inc.
9.50% due 10/15/2010	150,000	163,500
Sunstate Equipment Company LLC
10.50% due 04/01/2013	200,000	202,000

		730,539
Retail Grocery - 0.19%
Couche-Tard US LP
7.50% due 12/15/2013	325,000	334,750
Delhaize America, Inc.
8.125% due 04/15/2011	40,000	43,603
Pathmark Stores, Inc.
8.75% due 02/01/2012	150,000	140,062
Safeway, Inc.
4.125% due 11/01/2008	55,000	53,258

The accompanying notes are an integral part of the financial statements. 333

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Retail Grocery (continued)
Sysco Corp.
5.375% due 09/21/2035		$85,000	$83,202
The Kroger Company
7.80% due 08/15/2007		95,000	98,699
8.05% due 02/01/2010		255,000	276,874

			1,030,448
Retail Trade - 0.36%
FTD, Inc.
7.75% due 02/15/2014		275,000	272,250
GSC Holdings Corp.
8.00% due 10/01/2012		825,000	775,500
Home Depot, Inc.
3.75% due 09/15/2009		100,000	96,487
Jean Coutu Group, Inc.
7.625% due 08/01/2012		250,000	246,250
Target Corp.
5.50% due 04/01/2007		100,000	100,712
7.50% due 07/15/2006		45,000	45,665
The Pantry, Inc.
7.75% due 02/15/2014		175,000	175,000
Wal-Mart Stores, Inc.
4.75% due 01/29/2013	GBP	47,000	81,741
5.25% due 09/01/2035		$210,000	203,842

			1,997,447
Sanitary Services - 0.26%
Allied Waste North America, Inc.
7.875% due 04/15/2013		185,000	191,013
8.50% due 12/01/2008		250,000	262,500
Allied Waste North America, Inc., Series B
8.875% due 04/01/2008		275,000	290,125
9.25% due 09/01/2012		100,000	108,250
Casella Waste Systems, Inc.
9.75% due 02/01/2013		500,000	526,250
Oakmont Asset Trust
4.514% due 12/22/2008		20,000	19,566
Waste Management, Inc.
7.375% due 05/15/2029		15,000	17,530

			1,415,234
Semiconductors - 0.18%
Flextronics International, Ltd.
6.25% due 11/15/2014		200,000	197,250
Freescale Semiconductor, Inc.
6.875% due 07/15/2011		380,000	399,000
7.125% due 07/15/2014		175,000	186,375
Spansion LLC, Series 144A
11.25% due 01/15/2016		150,000	142,500
STATS ChipPAC, Ltd.
6.75% due 11/15/2011		75,000	72,375

			997,500
Software - 0.08%
Activant Solutions, Inc.
10.0544% due 04/01/2010 (b)		100,000	103,125
10.0544% due 04/01/2010 (b)		25,000	25,781

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Software (continued)
SS&C Technologies, Inc. Series 144A
11.75% due 12/01/2013		$75,000	$76,875
UGS Corp.
10.00% due 06/01/2012		225,000	245,250

			451,031
Steel - 0.07%
Gerdau Ameristeel Corp.
10.375% due 07/15/2011		175,000	192,938
Valmont Industries, Inc.
6.875% due 05/01/2014		200,000	201,500

			394,438
Telecommunications Equipment &
Services - 0.70%
Deutsche Telekom International Finance BV
3.875% due 07/22/2008		75,000	73,254
6.625% due 07/11/2011	EUR	54,000	73,487
7.50% due 05/29/2007		25,000	31,372
Eircom Funding
8.25% due 08/15/2013		$250,000	267,500
France Telecom SA
7.20% due 03/01/2006		115,000	115,461
8.00% due 03/01/2011		245,000	273,650
France Telecom SA, EMTN
7.00% due 12/23/2009	EUR	72,000	96,316
8.125% due 01/28/2033		17,000	29,905
Insight Midwest LP
9.75% due 10/01/2009		$75,000	77,250
Intelsat, Ltd.
8.695% due 01/15/2012 (b)		325,000	330,281
L-3 Communications Corp.
6.375% due 10/15/2015		250,000	249,375
Lucent Technologies, Inc.
8.00% due 08/01/2031		270,000	272,192
Panamsat Corp.
9.00% due 08/15/2014		275,000	288,063
Panamsat Holding Corp.
zero coupon, Step up to 10.375% on
11/01/2009 due 11/01/2014		25,000	17,500
SBC Communications, Inc.
5.10% due 09/15/2014		70,000	68,382
Syniverse Technologies Inc., Series B
7.75% due 08/15/2013		200,000	201,500
Telus Corp.
7.50% due 06/01/2007		175,000	180,711
8.00% due 06/01/2011		140,000	156,948
Time Warner Telecom, Inc.
10.125% due 02/01/2011		275,000	288,063
Verizon Global Funding Corp.
6.125% due 06/15/2007		95,000	96,614
7.25% due 12/01/2010		55,000	59,682
7.75% due 12/01/2030		245,000	291,221
Wind Acquisition Finance SA, 144A
10.75% due 12/01/2015		250,000	258,125

The accompanying notes are an integral part of the financial statements. 334

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services (continued)
Zeus Special Subsidiary, Ltd.
zero coupon, Step up to 9.25% on
02/01/2010 due 02/01/2015		$100,000	$65,750

			3,862,602
Telephone - 0.65%
AT&T Corp.
9.05 due 11/15/2011 (b)		40,000	44,273
AT&T, Inc.
4.5423% due 11/14/2008 (b)		85,000	85,122
5.30% due 11/15/2010		295,000	295,894
BellSouth Corp.
4.465% due 11/15/2007 (b)		95,000	95,166
MCI, Inc.
7.688% due 05/01/2009		550,000	567,875
Qwest Corp.
7.7413% due 06/15/2013 (b)		125,000	134,844
7.875% due 09/01/2011		300,000	323,250
8.875% due 03/15/2012		150,000	169,125
Sprint Capital Corp.
6.875% due 11/15/2028		380,000	415,222
7.625% due 01/30/2011		250,000	275,683
Telecom Italia Capital SA
4.00% due 01/15/2010		130,000	123,818
5.25% due 11/15/2013		235,000	230,599
6.00% due 09/30/2034		105,000	101,152
Telecom Italia Finance SA, EMTN
5.875% due 01/24/2008	EUR	25,000	31,123
6.875% due 01/24/2013		50,000	69,783
7.75% due 01/24/2033		9,000	14,458
Telefonos de Mexico SA de CV
4.50% due 11/19/2008		$105,000	103,100
4.75% due 01/27/2010		135,000	132,624
5.50% due 01/27/2015		130,000	128,245
US LEC Corp.
12.7163% due 10/01/2009 (b)		200,000	215,000

			3,556,356
Tobacco - 0.11%
Alliance One International, Inc.
11.00% due 05/15/2012		50,000	44,000
Altria Group, Inc.
7.20% due 02/01/2007		115,000	117,062
BAT International Finance PLC, EMTN
5.125% due 07/09/2013	EUR	50,000	63,337
Imperial Tobacco Finance PLC, EMTN
6.875% due 06/13/2012	GBP	47,000	88,829
RJ Reynolds Tobacco Holdings, Inc.
6.50% due 07/15/2010		$315,000	313,425

			626,653
Toys, Amusements & Sporting Goods - 0.03%
K2, Inc.
7.375% due 07/01/2014		150,000	149,250

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Transportation - 0.18%
Bombardier, Inc.
6.30% due 05/01/2014		$150,000	$131,250
6.75% due 05/01/2012		425,000	393,125
CHC Helicopter Corp.
7.375% due 05/01/2014		300,000	303,375
Petroleum Helicopters, Series B
9.375% due 05/01/2009		150,000	158,062

			985,812

Trucking & Freight - 0.02%
Grupo Transportacion Ferroviaria Mexicana
9.375% due 05/01/2012		100,000	109,500
Utility Service - 0.05%
Public Service Company of New Mexico
4.40% due 09/15/2008		185,000	181,165
Veolia Environnement, EMTN
5.875% due 02/01/2012	EUR	29,000	38,634
Veolia Environnement, Series EMTN
4.875% due 05/28/2013		40,000	50,881

			270,680

TOTAL CORPORATE BONDS (Cost $134,651,132)			$135,021,860

CONVERTIBLE BONDS - 0.06%
Insurance - 0.01%
Fortis Insurance NV
7.75% due 01/26/2008		$25,000	30,156
Internet Retail - 0.05%
Amazon.com, Inc.
4.75% due 02/01/2009		300,000	288,375

TOTAL CONVERTIBLE BONDS (Cost $318,801)			$318,531

MUNICIPAL BONDS - 0.39%
California - 0.07%
California State Public Works Board
5.00% due 01/01/2021		200,000	210,606
State of California
5.25% due 04/01/2034		90,000	94,794
5.50% due 11/01/2033		80,000	87,650

			393,050

District of Columbia - 0.04%
District of Columbia, Series A
5.00% due 06/01/2016		230,000	245,063
Georgia - 0.07%
Atlanta Georgia Airport Passenger FAC Charge
Revenue
5.00% due 01/01/2033		360,000	371,556
Kansas - 0.02%
Kansas Development Finance Authority
5.501% due 05/01/2034		110,000	112,735
Nevada - 0.04%
Clark County Nevada School District
5.00% due 06/15/2018		180,000	192,580

The accompanying notes are an integral part of the financial statements. 335

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS (continued)
New York - 0.08%
Liberty New York Development
Corp., Revenue Bond
5.25% due 10/01/2035	$120,000	$135,311
New York State Urban Development Corp.
5.25% due 01/01/2021	190,000	198,863
New York, New York, Series J
5.00% due 03/01/2014	100,000	106,680

		440,854

Oregon - 0.01%
State of Oregon
5.892% due 06/01/2027	60,000	64,659
Texas - 0.06%
Houston Texas Utility Systems Revenue
5.25% due 05/15/2016	280,000	304,651

TOTAL MUNICIPAL BONDS (Cost $2,100,964)		$2,125,148

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.13%
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A1
3.878% due 09/11/2036	77,741	74,818
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648% due 09/11/2036	680,000	661,832
Banc of America Commercial Mortgage, Inc.,
Series 2004-6, Class A1
3.801% due 12/10/2042	132,943	130,153
Banc of America Mortgage Securities,
Series 2003-L, Class 2A2
4.2639% due 01/25/2034 (b)	505,517	496,990
Banc of America Mortgage Securities,
Series 2004-A, Class 2A2
4.1186% due 02/25/2034 (b)	282,822	277,420
Banc of America Mortgage Securities,
Series 2004-D, Class 2A2
4.1992% due 05/25/2034 (b)	122,961	120,665
Banc of America Mortgage Securities,
Series 2004-H, Class 2A2
4.7653% due 09/25/2034 (b)	297,822	294,843
Banc of America Mortgage Securities,
Series 2004-I, Class 3A2
4.9359% due 10/25/2034 (b)	139,643	137,343
Banc of America Mortgage Securities,
Series 2005-J, Class 2A1
5.1111% due 11/25/2035 (b)	475,632	473,069
Bear Stearns Commercial Mortgage
Securities, Series 1998-C1, Class A2
6.44% due 06/16/2030	525,000	540,344
Bear Stearns Commercial Mortgage
Securities, Series 2002-TOP8, Class A2
4.83% due 08/15/2038	272,000	267,733
Bear Stearns Commercial Mortgage
Securities, Series 2004-PWR6, Class A1
3.688% due 11/11/2041	104,131	102,099

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Commercial Mortgage
Securities, Series 2005-PW10, Class A1
5.085% due 12/11/2040	$750,000	$751,104
Bear Stearns Commercial Mortgage
Securities, Series 2005-PWR8, Class A4
4.674% due 06/11/2041	492,000	473,706
Bear Stearns Commercial Mortgage
Securities, Series 2005-PWR9, Class A1
4.498% due 09/15/2042	135,957	134,309
Bear Stearns Commercial Mortgage
Securities, Series 2005-PWR9, Class AAB
4.804% due 09/11/2042	395,000	387,347
Bear Stearns Commercial Mortgage
Securities, Series 2005-T18, Class A1
4.274% due 02/13/2042 (b)	474,238	466,384
Bear Stearns Commercial Mortgage
Securities, Series 2005-T20, Class A1
4.94% due 10/12/2042	39,302	39,205
Citigroup Commercial Mortgage
Trust, Series 2004-C2, Class A1
3.787% due 10/15/2041	93,974	91,983
Commercial Mortgage Pass Through
Certificates, Series 2005-LP5, Class A1
4.235% due 05/10/2043	446,742	440,207
CS First Boston Mortgage
Securities Corp., Series 2005-C1, Class A2
4.609% due 02/15/2038	127,000	124,793
DLJ Commercial
Mortgage Corp., Series 1999-CG2, Class A1B
7.30% due 06/10/2032	537,000	573,909
Federal Home Loan Mortgage Corp. Stated Final,
Series 2004-SF4, Class B
2.37% due 12/15/2009	104,401	100,987
Federal Home Loan Mortgage Corp. Stated Final,
Series 2004-SF4, Class C
3.32% due 12/15/2011	55,000	52,930
Federal Home Loan Mortgage Corp. Strips, Series
1998-199, Class PO
zero coupon PO due 08/01/2028	12,410	10,176
Federal Home Loan Mortgage Corp., Series
1993-1633, Class PL
6.50% due 03/15/2023	143,923	144,501
Federal Home Loan Mortgage Corp., Series
1994-1671, Class G
6.50% due 08/15/2023	12,974	13,024
Federal Home Loan Mortgage Corp., Series
2003-2614, Class IH
4.50% IO due 05/15/2016	227,000	31,799
Federal Home Loan Mortgage Corp., Series
2003-2627, Class IE
4.50% IO due 04/15/2018	91,443	9,894
Federal Home Loan Mortgage Corp., Series
2003-2631, Class KI
4.50% IO due 01/15/2015	267,521	16,647
Federal Home Loan Mortgage Corp., Series
2003-2631, Class LI
4.50% IO due 06/15/2011	113,420	3,887

The accompanying notes are an integral part of the financial statements. 336

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series
2003-2631, Class MV
4.00% due 01/15/2022	$164,000	$162,271
Federal Home Loan Mortgage Corp., Series
2003-2631, Class PC
4.50% due 03/15/2016	1,043,000	1,024,026
Federal Home Loan Mortgage Corp., Series
2003-2681, Class PC
5.00% due 01/15/2019	218,000	217,376
Federal Home Loan Mortgage Corp., Series
2003-2686, Class JG
5.50% due 04/15/2028	721,000	723,495
Federal Home Loan Mortgage Corp., Series
2003-41, Class YV
5.50% due 04/25/2014	275,372	278,420
Federal Home Loan Mortgage Corp., Series
2004-2844, Class PQ
5.00% due 05/15/2023	127,000	127,062
Federal Home Loan Mortgage Corp., Series
2004-2872, Class YB
5.00% due 06/15/2023	273,000	272,518
Federal Home Loan Mortgage Corp., Series
2004-2882, Class YB
5.00% due 10/15/2027	225,000	222,813
Federal Home Loan Mortgage Corp., Series
2004-2890, Class PB
5.00% due 11/15/2027	680,000	673,390
Federal Home Loan Mortgage Corp., Series
2005-2934, Class NB
5.00% due 01/15/2028	91,000	90,042
Federal Home Loan Mortgage Corp., Series
2005-46, Class CN
5.00% due 01/25/2020	266,000	265,167
Federal National Mortgage Association Interest
Strip, Series 2002-319, Class 2
6.50% IO due 02/01/2032	47,213	10,616
Federal National Mortgage Association, Series
1993-8, Class L
9.00% due 01/25/2008	7,847	8,046
Federal National Mortgage Association, Series
2002-43, Class A
6.00% due 06/25/2016	1,756	1,760
Federal National Mortgage Association, Series
2002-74, Class PJ
5.00% due 03/25/2015	524,000	523,075
Federal National Mortgage Association, Series
2003-40, Class NI
5.50% IO due 11/25/2028	107,349	7,065
Federal National Mortgage Association, Series
2003-92, Class NM
3.50% due 04/25/2013	422,000	412,415
Federal National Mortgage Association, Series
2004-21, Class AC
4.00% due 05/25/2016	91,000	88,713
GE Capital Commercial
Mortgage Corp., Series 2001-1, Class A2
6.531% due 05/15/2033	375,000	398,566

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
GE Capital Commercial
Mortgage Corp., Series 2005-C4, Class A1
5.082% due 11/10/2045	$525,000	$528,134
Government National Mortgage Association, Series
1997-16, Class PL
6.50% due 10/20/2027	429,000	446,470
Government National Mortgage Association, Series
1998-12, Class Z
6.50% due 05/20/2028	64,391	64,952
Government National Mortgage Association, Series
1998-6, Class EA
zero coupon PO due 03/16/2028	56,590	49,039
Government National Mortgage Association, Series
1999-15, Class PB
5.00% due 08/16/2028	68,132	68,046
Government National Mortgage Association, Series
2003-3, Class LM
5.50% due 02/20/2032	535,000	536,693
Government National Mortgage Association, Series
2003-49, Class A
2.212% due 10/16/2017	152,348	143,321
Government National Mortgage Association, Series
2003-49, Class C
4.485% due 10/16/2033 (b)	59,000	55,735
Government National Mortgage Association, Series
2003-70, Class TD
5.50% due 10/20/2030	1,211,000	1,222,555
Government National Mortgage Association, Series
2003-73, Class B
5.064% due 09/16/2026 (b)	576,000	574,451
Government National Mortgage Association, Series
2003-82, Class PD
5.50% due 02/20/2030	369,000	371,030
Government National Mortgage Association, Series
2004-103, Class A
3.878% due 12/16/2019	111,650	109,047
Government National Mortgage Association, Series
2004-23, Class B
2.946% due 03/16/2019	574,000	546,876
Government National Mortgage Association, Series
2004-43, Class D
4.994% due 03/16/2030 (b)	49,000	48,390
Government National Mortgage Association, Series
2004-44, Class PC
5.50% due 05/20/2031	1,237,000	1,257,017
Greenwich Capital Commercial
Funding Corp., Series 2004-GG1, Class A2
3.835% due 06/10/2036	404,253	396,638
Greenwich Capital Commercial
Funding Corp., Series 2005-GG3, Class AAB
4.619% due 08/10/2042 (b)	124,000	120,882
GS Mortgage Securities
Corp II, Series 2004-GG2, Class A2
4.293% due 08/01/2038	201,000	198,148
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2001-CIB2, Class A2
6.244% due 04/15/2035	210,011	214,427

The accompanying notes are an integral part of the financial statements. 337

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2001-CIBC, Class A3
6.26% due 03/15/2033	$241,000	$253,418
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP4, Class A1
4.613% due 10/15/2042	39,530	39,187
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP4, Class ASB
4.824% due 10/15/2042 (b)	533,000	523,969
LB-UBS Commercial Mortgage
Trust, Series 2003-C8, Class A1
3.636% due 11/15/2027	767,388	747,800
LB-UBS Commercial Mortgage
Trust, Series 2004-C2, Class A2
3.246% due 03/15/2029	198,000	188,425
LB-UBS Commercial Mortgage
Trust, Series 2004-C4, Class A2
4.567% due 06/15/2029 (b)	390,000	385,607
LB-UBS Commercial Mortgage
Trust, Series 2005-C1, Class A4
4.742% due 02/15/2030	113,000	109,727
Morgan Stanley Dean Witter
Capita I, Series 2002-TOP7, Class A1
5.38% due 01/15/2039	61,682	62,401
Morgan Stanley Dean Witter
Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	312,000	326,119
Vendee Mortgage Trust, Series 1996-3, Class 4
9.6043% due 03/15/2025 (b)	27,225	29,248
Washington Mutual, Inc., Series 2004-AR1, Class A
4.229% due 03/25/2034 (b)	218,773	214,931

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $22,717,725)		$22,783,620

ASSET BACKED SECURITIES - 1.34%
Bank One Auto Securitization Trust,
Series 2003-1, Class A3
1.82% due 09/20/2007	69,396	68,965
BankBoston Home Equity Loan Trust,
Series 1998-2, Class A6
6.64% due 12/25/2028	62,086	63,172
Capital Auto Receivables Asset
Trust, Series 2004-1, Class A4
2.64% due 11/17/2008	164,000	159,197
Capital Auto Receivables Asset
Trust, Series 2004-1, Class CTFS
2.84% due 09/15/2010	127,000	123,134
Capital One Multi-Asset Execution
Trust, Series 2004-A8, Class A8
4.4994% due 08/15/2014 (b)	851,000	854,283
Capital One Multi-Asset Execution
Trust, Series 2005-A7, Class A7
4.70% due 06/15/2015	398,000	394,083
Chase Funding Mortgage Loan Asset-Backed
Certificates, Series 2002-2, Class 1M1
5.599% due 09/25/2031	33,916	33,852

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Chase Funding Mortgage Loan Asset-Backed
Certificates, Series 2002-4, Class 2A1
4.7488% due 10/25/2032 (b)	$18,514	$18,613
Chase Funding Mortgage Loan Asset-Backed
Certificates, Series 2003-3, Class 1A6
3.717% due 10/25/2014	150,000	142,202
Chase Issuance Trust, Series 2005-A7, Class A7
4.55% due 03/15/2013	435,000	429,984
Chase Manhattan Auto Owner
Trust, Series 2003-A, Class A4
2.06% due 12/15/2009	303,000	296,191
Citibank Credit Card Issuance
Trust, Series 2001-A6, Class A6
5.65% due 06/16/2008	127,000	127,475
CNH Equipment Trust, Series 2003-B, Class A4B
3.38% due 02/15/2011	225,000	219,494
Credit-Based Asset Servicing and
Securitization, Series 2005-CB5, Class AF2
4.831% due 08/25/2035	251,000	248,106
GE Equipment Small Ticket LLC, Series 2005-1A,
Class A4
4.51% due 12/22/2014	287,000	283,454
GS Auto Loan Trust, Series 2004-1, Class A3
2.13% due 11/15/2007	35,430	35,093
Harley-Davidson Motorcycle
Trust, Series 2003-3, Class A2
2.76% due 05/15/2011	85,325	84,012
Harley-Davidson Motorcycle
Trust, Series 2003-4, Class A2
2.69% due 04/15/2011	83,000	80,480
Hertz Vehicle Financing LLC,
Series 2004-1A, Class A2
2.38% due 05/25/2008	227,000	220,455
Honda Auto Receivables Owner
Trust, Series 2003-5, Class A4
2.96% due 04/20/2009	166,000	161,937
Household Affinity Credit Card Master Note
Trust I, Series 2003-1, Class A
4.4894% due 02/15/2010 (b)	91,000	91,214
Hyundai Auto Receivables
Trust, Series 2003-A, Class A4
3.02% due 10/15/2010	250,000	243,914
John Deere Owner Trust, Series 2003-A, Class A3
1.79% due 04/15/2007	8,320	8,288
John Deere Owner Trust, Series 2005-A, Class A4
4.16% due 05/15/2012	45,000	44,163
M&I Auto Loan Trust, Series 2005-1, Class A4
4.86% due 03/21/2011	120,000	120,032
MBNA Credit Card Master Note
Trust, Series 2005-A6, Class A6
4.50% due 01/15/2013	210,000	209,221
MBNA Master Credit Card Trust
USA, Series 2000-D, Class A
4.5694% due 09/15/2009 (b)	193,000	193,476
Navistar Financial Corp. Owner
Trust, Series 2003-B, Class A3
4.5694% due 04/15/2008 (b)	135,762	135,911

The accompanying notes are an integral part of the financial statements. 338

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Spectrum Income Trust (continued)
		Shares or
		Principal
		Amount	Value

ASSET BACKED SECURITIES
(continued)
New Century Home Equity Loan
Trust, Series 2005-A, Class A6
4.954% due 08/25/2035		$473,000	$458,543
New Century Home Equity Loan
Trust, Series 2005-A, Class M2
5.344% due 08/25/2035		183,000	178,008
Nissan Auto Receivables Owner
Trust, Series 2004-A, Class A4
2.76% due 07/15/2009		164,000	158,897
Onyx Acceptance Owner
Trust, Series 2005-A, ClassA4
3.91% due 09/15/2011		150,000	146,820
Peco Energy Transition Trust, Series 2001-A,
Class A1
6.52% due 12/31/2010		381,000	405,386
PP&L Transition Bond Company LLC,
Series 1999-1, Class A8
7.15% due 06/25/2009		96,000	101,038
PSE&G Transition Funding LLC, Series 2001-1,
Class A6
6.61% due 06/15/2015		112,000	122,428
Reliant Energy Transport Bond
Company, Series 2001-1, Class A4
5.63% due 09/15/2015		284,000	293,991
Residential Asset Mortgage
Products, Inc., Series 2003-RZ2, Class A1
3.60% due 04/25/2033		47,012	45,632
Residential Asset Mortgage
Products, Inc., Series 2004-RZ3, Class AI2
3.42% due 10/25/2027 (b)		70,512	69,953
Sovereign Bank Home Equity Loan
Trust, Series 2000-1, Class A6
7.25% due 02/25/2015		8,585	8,778
USAA Auto Owner Trust, Series 2005-2, Class A4
4.17% due 02/15/2011		140,000	137,521
WFS Financial Owner Trust, Series 2004-1, Class
A4
2.81% due 08/22/2011		181,000	176,223

TOTAL ASSET BACKED SECURITIES
(Cost $7,389,511)			$7,393,619

SUPRANATIONAL OBLIGATIONS - 0.07%
Supranational - 0.07%
Eurofima, EMTN
6.50% due 08/22/2011	AUD	485,000	371,157

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $378,829)			$371,157

SHORT TERM INVESTMENTS - 5.09%
T. Rowe Price Reserve Investment
Fund (c)		$28,052,750	$28,052,750

TOTAL SHORT TERM INVESTMENTS
(Cost $28,052,750)			$28,052,750

The accompanying notes are an integral part of the financial statements. 339

Spectrum Income Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 6.79%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$37,436,525 on 1/3/2006,
collateralized by $37,800,000 U.S.
Treasury Notes, 4.125% due
08/15/2008 (valued at
$38,178,000, including interest) (c)	$37,428,000	$37,428,000

TOTAL REPURCHASE AGREEMENTS
(Cost $37,428,000)		$37,428,000

Total Investments (Spectrum Income Trust)
(Cost $549,483,606) - 100.64%		$554,593,175
Liabilities in Excess of Other Assets - (0.64)%		(3,512,449)

TOTAL NET ASSETS - 100.00%		$551,080,726

Strategic Opportunities Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.82%
Advertising - 0.66%
Monster Worldwide, Inc. *	74,600	$3,045,172
Aerospace - 0.52%
Rockwell Collins, Inc.	51,800	2,407,146
Agriculture - 0.50%
Monsanto Company	29,600	2,294,888
Air Travel - 1.37%
Ryanair Holdings PLC-SP ADR * (a)	87,800	4,915,922
US Airways Group, Inc. * (a)	37,900	1,407,606

		6,323,528
Apparel & Textiles - 0.55%
Bebe Stores, Inc. (a)	145,103	2,035,795
Polo Ralph Lauren Corp., Class A	9,000	505,260

		2,541,055
Banking - 1.67%
Canadian Western Bank	58,900	1,809,005
East West Bancorp, Inc.	59,800	2,182,102
PrivateBancorp, Inc. (a)	76,952	2,737,182
Wells Fargo Company	15,200	955,016

		7,683,305
Biotechnology - 2.15%
Biogen Idec, Inc. *	120,492	5,461,902
Invitrogen Corp. *	46,060	3,069,439
Myogen, Inc. * (a)	29,292	883,447
Serologicals Corp. *	24,800	489,552

		9,904,340
Business Services - 4.46%
Automatic Data Processing, Inc.	58,200	2,670,798
Bright Horizons Family Solutions, Inc. * (a)	22,900	848,445
Equifax, Inc.	12,500	475,250

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
First Data Corp.	21,700	$933,317
Fluor Corp.	35,600	2,750,456
Jacobs Engineering Group, Inc. *	64,800	4,397,976
Navigant Consulting Company * (a)	136,900	3,009,062
Paychex, Inc.	40,800	1,555,296
Sotheby's Holdings, Inc., Class A *	212,200	3,895,992

		20,536,592
Cellular Communications - 2.01%
America Movil S.A. de C.V., Series L	149,400	4,371,444
American Tower Corp., Class A *	52,900	1,433,590
Motorola, Inc.	153,000	3,456,270

		9,261,304
Chemicals - 1.13%
Chemtura Corp.	136,500	1,733,550
Praxair, Inc.	65,200	3,452,992

		5,186,542
Coal - 0.81%
Arch Coal, Inc. (a)	46,900	3,728,550
Computers & Business Equipment - 3.60%
Intermec, Inc. *	92,300	3,119,740
Kronos, Inc. *	61,493	2,574,097
Seagate Technology, Inc. *	544,900	10,892,551

		16,586,388
Construction Materials - 0.76%
Florida Rock Industries, Inc.	43,049	2,111,984
Vulcan Materials Company	20,300	1,375,325

		3,487,309
Cosmetics & Toiletries - 3.17%
Avon Products, Inc.	185,600	5,298,880
Colgate-Palmolive Company	169,700	9,308,045

		14,606,925
Crude Petroleum & Natural Gas - 0.55%
Chesapeake Energy Corp. (a)	79,100	2,509,843
Drugs & Health Care - 0.88%
Mentor Corp. (a)	8,900	410,112
Wyeth	79,200	3,648,744

		4,058,856
Educational Services - 0.45%
Universal Technical Institute, Inc. * (a)	67,200	2,079,168
Electrical Equipment - 2.41%
General Electric Company	183,300	6,424,665
Sirf Technology Holdings, Inc. * (a)	65,049	1,938,460
Wesco International, Inc. *	63,518	2,714,124

		11,077,249
Electronics - 1.40%
Agilent Technologies, Inc. *	113,400	3,775,086
Garmin, Ltd. (a)	31,300	2,076,755
Supertex, Inc. * (a)	13,200	584,100

		6,435,941

Strategic Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services - 1.53%
Ameritrade Holding Corp. *	19,500	$468,000
Capitalsource, Inc. * (a)	118,200	2,647,680
E*TRADE Financial Corp. *	143,500	2,993,410
Merrill Lynch & Company, Inc.	13,500	914,355

		7,023,445
Food & Beverages - 0.71%
Domino's Pizza, Inc.	63,800	1,543,960
Ruth's Chris Steak House, Inc. * (a)	95,911	1,735,989

		3,279,949
Gas & Pipeline Utilities - 0.70%
Ultra Petroleum Corp. * (a)	58,000	3,236,400
Healthcare Products - 6.35%
Alcon, Inc.	7,600	984,960
Bausch & Lomb, Inc.	5,600	380,240
Baxter International, Inc.	104,800	3,945,720
Becton, Dickinson & Company	34,400	2,066,752
DENTSPLY International, Inc.	41,800	2,244,242
Fisher Scientific International, Inc. *	7,300	451,578
Henry Schein, Inc. *	158,500	6,916,940
Johnson & Johnson	61,800	3,714,180
Kinetic Concepts, Inc. *	58,100	2,310,056
Nobel Biocare Holding AG, Series BR	7,771	1,707,912
ResMed, Inc. *	22,900	877,299
Respironics, Inc. *	61,400	2,276,098
St. Jude Medical, Inc. *	9,200	461,840
Sybron Dental Specialties, Inc. *	10,700	425,967
Varian Medical Systems, Inc. *	9,100	458,094

		29,221,878
Healthcare Services - 3.20%
American Retirement Corp. *	8,800	221,144
Covance, Inc. *	9,600	466,080
UnitedHealth Group, Inc.	225,910	14,038,047

		14,725,271
Hotels & Restaurants - 0.70%
Kerzner International, Ltd. * (a)	46,800	3,217,500
Industrial Machinery - 0.27%
Bucyrus International, Inc.	23,620	1,244,774
UNOVA, Inc. * (a)	0	0

		1,244,774
Industrials - 0.34%
Fastenal Company (a)	39,900	1,563,681
Insurance - 9.81%
AFLAC, Inc.	13,600	631,312
Ambac Financial Group, Inc.	45,000	3,467,700
American International Group, Inc.	220,600	15,051,538
Aon Corp.	171,300	6,158,235
Aspen Insurance Holdings, Ltd.	35,000	828,450
Axis Capital Holdings, Ltd.	64,600	2,020,688
Everest Re Group, Ltd.	37,300	3,743,055
Navigators Group, Inc. *	11,300	492,793

The accompanying notes are an integral part of the financial statements. 340

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
PartnerRe, Ltd. (a)	51,200	$3,362,304
Platinum Underwriters Holdings, Ltd.	30,400	944,528
Prudential Financial, Inc.	64,300	4,706,117
White Mountains Insurance Group, Ltd.	1,800	1,005,390
XL Capital, Ltd., Class A	40,800	2,749,104

		45,161,214
International Oil - 1.87%
EnCana Corp. - CAD	81,700	3,682,964
EnCana Corp.	23,200	1,047,712
Nabors Industries, Ltd. *	51,200	3,878,400

		8,609,076
Internet Content - 0.61%
RightNow Technologies, Inc. * (a)	25,200	465,192
Yahoo!, Inc. *	59,900	2,346,882

		2,812,074
Internet Retail - 0.93%
eBay, Inc. *	97,300	4,208,225
Nutri/System, Inc. *	1,335	48,087

		4,256,312
Internet Service Provider - 3.16%
Google, Inc., Class A *	35,041	14,537,109
Leisure Time - 2.31%
Carnival Corp.	134,200	7,175,674
Las Vegas Sands Corp. * (a)	87,500	3,453,625

		10,629,299
Manufacturing - 3.58%
3M Company	152,400	11,811,000
Danaher Corp.	48,600	2,710,908
Tyco International, Ltd.	67,100	1,936,506

		16,458,414
Metal & Metal Products - 0.44%
Cameco Corp. (a)	8,300	526,137
Precision Castparts Corp.	28,600	1,481,766

		2,007,903
Mining - 2.51%
BHP Billiton, Ltd. (a)	174,200	5,821,764
Compass Minerals International, Inc. (a)	56,600	1,388,964
Joy Global, Inc.	108,425	4,337,000

		11,547,728
Petroleum Services - 7.22%
BJ Services Company	205,500	7,535,685
Halliburton Company	181,700	11,258,132
Schlumberger, Ltd.	60,200	5,848,430
Smith International, Inc.	69,600	2,582,856
Valero Energy Corp.	116,600	6,016,560

		33,241,663
Pharmaceuticals - 1.67%
Allergan, Inc.	9,300	1,004,028
Herbalife, Ltd. *	74,848	2,434,057

Strategic Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Novartis AG, ADR	42,400	$2,225,152
ViroPharma, Inc. * (a)	109,400	2,029,370

		7,692,607
Publishing - 1.28%
McGraw-Hill Companies, Inc.	103,000	5,317,890
VistaPrint, Ltd. *	24,600	559,748

		5,877,638
Railroads & Equipment - 0.36%
Wabtec Corp.	62,400	1,678,560
Real Estate - 0.49%
Equity Residential, REIT	57,300	2,241,576
Retail Trade - 3.78%
A.C. Moore Arts & Crafts, Inc. * (a)	16,100	234,255
Circuit City Stores, Inc.	213,000	4,811,670
Coldwater Creek, Inc. * (a)	45,900	1,401,327
Guitar Center, Inc. * (a)	42,700	2,135,427
MSC Industrial Direct Company, Inc., Class A	33,100	1,331,282
Ritchie Brothers Auctioneers, Inc.	7,000	295,750
Target Corp.	74,500	4,095,265
Walgreen Company	70,100	3,102,626

		17,407,602
Sanitary Services - 0.11%
Ecolab, Inc.	13,300	482,391
Semiconductors - 2.15%
Maxim Integrated Products, Inc.	69,200	2,507,808
MEMC Electronic Materials, Inc. *	262,100	5,810,757
Microchip Technology, Inc.	37,000	1,189,550
Saifun Semiconductors Ltd. * (a)	12,300	387,081

		9,895,196
Software - 7.79%
Activision, Inc. *	35,800	491,892
Blackbaud, Inc.	13,600	232,288
Infosys Technologies, Ltd.	152,280	10,135,080
Macrovision Corp. *	66,400	1,110,872
Microsoft Corp.	760,700	19,892,305
NAVTEQ Corp. *	73,500	3,224,445
Verint Systems, Inc. * (a)	21,840	752,825

		35,839,707
Steel - 1.48%
Allegheny Technologies, Inc. (a)	70,800	2,554,464
Carpenter Technology Corp.	60,400	4,256,388

		6,810,852
Telecommunications Equipment &
Services - 1.86%
Comverse Technology, Inc. *	120,800	3,212,072
NICE Systems, Ltd. *	13,100	630,896
Nokia Oyj, SADR	26,100	477,630
QUALCOMM, Inc.	98,200	4,230,456

		8,551,054
The accompanying notes are an integral part of the financial statements. 341

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Opportunities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telephone - 0.78%
Qwest Communications International, Inc. *	84,300	$476,295
Sprint Corp.	133,700	3,123,232

		3,599,527

Travel Services - 1.37%
American Express Company	122,790	6,318,774
Trucking & Freight - 0.41%
Forward Air Corp.	51,300	1,880,145

TOTAL COMMON STOCKS (Cost $393,773,726)		$454,803,420

SHORT TERM INVESTMENTS - 12.38%
State Street Navigator Securities
Lending Prime Portfolio (c)	$56,973,702	$56,973,702

TOTAL SHORT TERM INVESTMENTS
(Cost $56,973,702)		$56,973,702

REPURCHASE AGREEMENTS - 0.23%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
3.50% to be repurchased at
$1,061,413 on 1/3/2006,
collateralized by $1,105,000 U.S.
Treasury Notes, 3.50% due
01/15/2009 (valued at $1,087,036,
including interest) (c)	$1,061,000	$1,061,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,061,000)		$1,061,000

Total Investments (Strategic Opportunities Trust)
(Cost $451,808,428) - 111.43%		$512,838,122
Liabilities in Excess of Other Assets - (11.43)%		(52,609,801)

TOTAL NET ASSETS - 100.00%		$460,228,321

Strategic Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.00%
Banking - 3.99%
Bank of America Corp.	145,649	$6,721,701
Broadcasting - 3.34%
Viacom, Inc., Class B	172,483	5,622,946
Building Materials & Construction - 2.91%
Masco Corp.	162,501	4,905,905
Computers & Business Equipment - 2.24%
Sun Microsystems, Inc. *	899,392	3,768,452
Containers & Glass - 3.78%
Owens-Illinois, Inc. *	302,491	6,364,411
Cosmetics & Toiletries - 1.02%
Estee Lauder Companies, Inc., Class A	51,299	1,717,491

Strategic Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Crude Petroleum & Natural Gas - 2.40%
Devon Energy Corp.	64,706	$4,046,713
Drugs & Health Care - 3.95%
Wyeth	144,500	6,657,115
Financial Services - 14.03%
JPMorgan Chase & Company	189,494	7,521,017
Mellon Financial Corp.	165,773	5,677,725
Merrill Lynch & Company, Inc.	50,388	3,412,779
PNC Financial Services Group, Inc.	113,726	7,031,679

		23,643,200
Industrial Machinery - 1.16%
Cooper Cameron Corp. *	47,358	1,960,621
Insurance - 4.63%
Allstate Corp.	71,865	3,885,740
Conseco, Inc. *	168,569	3,905,744

		7,791,484
International Oil - 2.02%
Noble Corp.	48,285	3,406,024
Internet Software - 4.39%
Symantec Corp. *	422,636	7,396,130
Leisure Time - 3.39%
International Game Technology, Inc.	30,378	935,035
Walt Disney Company	199,433	4,780,409

		5,715,444
Liquor - 0.53%
Molson Coors Brewing Company, Class B	13,347	894,116
Manufacturing - 3.45%
Tyco International, Ltd.	201,387	5,812,029
Medical-Hospitals - 2.04%
Tenet Healthcare Corp. *	449,468	3,442,925
Newspapers - 1.33%
Knight-Ridder, Inc.	35,415	2,241,769
Office Furnishings & Supplies - 1.52%
OfficeMax, Inc.	100,915	2,559,204
Paper - 1.65%
Bowater, Inc.	90,635	2,784,307
Petroleum Services - 3.52%
BJ Services Company	53,918	1,977,173
GlobalSantaFe Corp.	82,186	3,957,256

		5,934,429
Pharmaceuticals - 4.00%
Merck & Company, Inc.	211,933	6,741,589
Retail Trade - 7.01%
Circuit City Stores, Inc.	82,370	1,860,738
Family Dollar Stores, Inc.	127,627	3,163,874
Gap, Inc.	235,602	4,156,019
Wal-Mart Stores, Inc.	56,010	2,621,268

		11,801,899

The accompanying notes are an integral part of the financial statements. 342

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software - 4.18%
Compuware Corp. *	408,485	$3,664,110
Oracle Corp. *	276,319	3,373,855

		7,037,965
Telecommunications Equipment &
Services - 5.99%
Nokia Oyj, SADR	185,602	3,396,516
Nortel Networks Corp. *	2,186,411	6,690,418

		10,086,934
Telephone - 8.30%
Sprint Corp.	283,158	6,614,571
Verizon Communications, Inc.	244,700	7,370,364

		13,984,935
Toys, Amusements & Sporting Goods - 1.23%
Mattel, Inc.	131,394	2,078,653

TOTAL COMMON STOCKS (Cost $155,865,586)		$165,118,391

SHORT TERM INVESTMENTS - 3.34%
Morgan Stanley
zero coupon due 01/03/2006	$5,625,000	$5,623,688

TOTAL SHORT TERM INVESTMENTS
(Cost $5,623,688)		$5,623,688

Total Investments (Strategic Value Trust)
(Cost $161,489,274) - 101.34%		$170,742,079
Liabilities in Excess of Other Assets - (1.34)%		(2,251,575)

TOTAL NET ASSETS - 100.00%		$168,490,504

U.S. Global Leaders Growth Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.40%
Biotechnology - 9.34%
Amgen, Inc. *	297,210	$23,437,981
Genzyme Corp. *	231,673	16,397,815

		39,835,796
Business Services - 4.86%
Automatic Data Processing, Inc.	451,852	20,735,488
Computers & Business Equipment - 5.80%
Dell, Inc. *	824,710	24,733,053
Cosmetics & Toiletries - 8.81%
Colgate-Palmolive Company	304,833	16,720,090
Procter & Gamble Company	360,163	20,846,234

		37,566,324
Electrical Equipment - 3.49%
General Electric Company	424,301	14,871,750
Financial Services - 3.41%
State Street Corp. (c)	262,236	14,538,364

U.S. Global Leaders Growth Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Beverages - 9.59%
Starbucks Corp. *	405,288	$12,162,693
The Coca-Cola Company	414,975	16,727,642
William Wrigley Jr. Company	180,684	12,013,679

		40,904,014
Healthcare Products - 9.52%
Johnson & Johnson	317,196	19,063,480
Medtronic, Inc.	374,408	21,554,668

		40,618,148
Insurance - 4.00%
American International Group, Inc.	250,256	17,074,967
Internet Retail - 2.86%
eBay, Inc. *	282,043	12,198,360
Leisure Time - 3.48%
Electronic Arts, Inc. *	283,614	14,835,848
Pharmaceuticals - 3.80%
Teva Pharmaceutical Industries, Ltd., SADR	376,627	16,198,727
Retail Grocery - 3.43%
Sysco Corp.	470,647	14,613,589
Retail Trade - 15.74%
Costco Wholesale Corp.	292,981	14,493,770
Home Depot, Inc.	362,637	14,679,546
Staples, Inc.	1,217,269	27,644,179
Wal-Mart Stores, Inc.	220,146	10,302,833

		67,120,328
Software - 5.42%
Microsoft Corp.	883,504	23,103,630
Trucking & Freight - 3.85%
United Parcel Service, Inc., Class B	218,340	16,408,251

TOTAL COMMON STOCKS (Cost $402,621,208)		$415,356,637

REPURCHASE AGREEMENTS - 3.38%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$14,419,284 on 01/03/2006,
collateralized by $10,570,000 U.S.
Treasury Bonds, 8.125% due
08/15/2019 (valued at
$14,705,513, including interest) (c)	$14,416,000	$14,416,000

TOTAL REPURCHASE AGREEMENTS
(Cost $14,416,000)		$14,416,000

Total Investments (U.S. Global Leaders Growth Trust)
(Cost $417,037,208) - 100.78%		$429,772,637
Liabilities in Excess of Other Assets - (0.78)%		(3,341,193)

TOTAL NET ASSETS - 100.00%		$426,431,444

The accompanying notes are an integral part of the financial statements. 343

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. Large Cap Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.61%
Advertising - 0.48%
Monster Worldwide, Inc. *	30,600	$1,249,092
Omnicom Group, Inc.	19,700	1,677,061

		2,926,153
Aerospace - 1.54%
United Technologies Corp.	169,400	9,471,154
Aluminum - 1.03%
Alcoa, Inc.	214,400	6,339,808
Banking - 2.66%
Fifth Third Bancorp.	59,400	2,240,568
Golden West Financial Corp.	15,400	1,016,400
Hudson City Bancorp, Inc. (a)	255,600	3,097,872
Wells Fargo Company	159,200	10,002,536

		16,357,376
Biotechnology - 0.53%
Amgen, Inc. *	11,800	930,548
Millennium Pharmaceuticals, Inc. *	242,800	2,355,160

		3,285,708
Broadcasting - 0.75%
Clear Channel Communications, Inc.	100,400	3,157,580
Viacom, Inc., Class B	44,300	1,444,180

		4,601,760
Building Materials & Construction - 0.89%
American Standard Companies, Inc.	138,000	5,513,100
Business Services - 2.75%
Accenture, Ltd., Class A	52,000	1,501,240
Affiliated Computer Services, Inc., Class A * (a)	83,500	4,941,530
Automatic Data Processing, Inc.	35,900	1,647,451
Fluor Corp.	114,800	8,869,448

		16,959,669
Cable and Television - 0.96%
Cablevision Systems New York Group,
Class A *	50,200	1,178,194
Comcast Corp., Class A *	45,400	1,178,584
DIRECTV Group, Inc. *	26,800	378,416
Time Warner, Inc.	180,900	3,154,896

		5,890,090
Cellular Communications - 0.21%
American Tower Corp., Class A *	47,700	1,292,670
Chemicals - 1.10%
Air Products & Chemicals, Inc.	21,300	1,260,747
Dow Chemical Company	51,300	2,247,966
Huntsman Corp. * (a)	124,000	2,135,280
Methanex Corp.	60,000	1,124,400

		6,768,393
Computers & Business Equipment - 4.46%
Cisco Systems, Inc. *	544,100	9,314,992
Hewlett-Packard Company	90,700	2,596,741
International Business Machines Corp.	11,000	904,200
Lexmark International, Inc. *	65,800	2,949,814

U.S. Large Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment
(continued)
Sandisk Corp. *	136,700	$8,587,494
Seagate Technology, Inc. * (a)	85,000	1,699,150
Sun Microsystems, Inc. *	340,600	1,427,114

		27,479,505
Cosmetics & Toiletries - 1.81%
Avon Products, Inc.	317,300	9,058,915
Procter & Gamble Company	36,100	2,089,468

		11,148,383
Crude Petroleum & Natural Gas - 0.76%
ChevronTexaco Corp.	59,548	3,380,540
Plains Exploration & Production Company *	33,100	1,315,063

		4,695,603
Drugs & Health Care - 0.48%
ImClone Systems, Inc. * (a)	85,900	2,941,216
Electrical Equipment - 3.90%
Cooper Industries, Ltd., Class A	62,800	4,584,400
Emerson Electric Company	16,200	1,210,140
General Electric Company	519,700	18,215,485

		24,010,025
Electrical Utilities - 0.85%
Exelon Corp.	25,400	1,349,756
The AES Corp. *	246,700	3,905,261

		5,255,017
Electronics - 1.76%
Agilent Technologies, Inc. *	36,237	1,206,330
Flextronics International, Ltd. *	324,400	3,386,736
Jabil Circuit, Inc. *	135,800	5,036,822
Thermo Electron Corp. *	39,500	1,190,135

		10,820,023
Financial Services - 11.62%
Americredit Corp. * (a)	62,600	1,604,438
Capital One Financial Corp.	18,500	1,598,400
Federal Home Loan Mortgage Corp.	97,400	6,365,090
Federal National Mortgage Association	131,800	6,433,158
Goldman Sachs Group, Inc.	9,300	1,187,703
IndyMac Bancorp, Inc. (a)	69,400	2,707,988
JPMorgan Chase & Company	403,592	16,018,567
SLM Corp.	333,300	18,361,497
State Street Corp. (c)	20,200	1,119,888
Washington Mutual, Inc.	372,300	16,195,050

		71,591,779
Food & Beverages - 4.01%
Campbell Soup Company	118,900	3,539,653
Kraft Foods, Inc., Class A (a)	138,600	3,900,204
Pepsi Bottling Group, Inc.	47,600	1,361,836
PepsiCo, Inc.	126,900	7,497,252
Sara Lee Corp.	86,000	1,625,400
The Coca-Cola Company	44,900	1,809,919

The accompanying notes are an integral part of the financial statements. 344

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. Large Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Beverages (continued)
Unilever NV	72,400	$4,970,260

		24,704,524
Furniture & Fixtures - 0.31%
Leggett & Platt, Inc. (a)	84,300	1,935,528
Gas & Pipeline Utilities - 0.37%
Kinder Morgan Management LLC *	385	17,502
Kinder Morgan, Inc.	24,800	2,280,360

		2,297,862
Gold - 0.15%
Barrick Gold Corp.	32,300	900,201
Healthcare Products - 1.35%
Baxter International, Inc.	115,200	4,337,280
Medtronic, Inc.	69,500	4,001,115

		8,338,395
Healthcare Services - 4.08%
DaVita, Inc. *	93,450	4,732,308
Lincare Holdings, Inc. *	48,300	2,024,253
McKesson Corp.	92,500	4,772,075
Medco Health Solutions, Inc. *	75,800	4,229,640
Omnicare, Inc.	44,100	2,523,402
Wellpoint, Inc. *	85,800	6,845,982

		25,127,660
Holdings Companies/Conglomerates - 0.83%
Berkshire Hathaway, Inc., Class A * (a)	58	5,139,960
Hotels & Restaurants - 0.44%
McDonald's Corp.	27,000	910,440
Starwood Hotels & Resorts Worldwide, Inc.	28,600	1,826,396

		2,736,836
Insurance - 2.15%
American International Group, Inc.	76,687	5,232,354
Chubb Corp.	23,100	2,255,715
Hartford Financial Services Group, Inc.	18,600	1,597,554
RenaissanceRe Holdings, Ltd.	28,300	1,248,313
XL Capital, Ltd., Class A	42,900	2,890,602

		13,224,538
International Oil - 2.69%
Royal Dutch Petroleum Company - NY Shares	174,800	10,748,452
Royal Dutch Shell PLC-ADR, Class B shares (a)	26,342	1,699,849
Weatherford International, Ltd. *	113,600	4,112,320

		16,560,621
Internet Content - 0.36%
Yahoo!, Inc. *	56,600	2,217,588
Internet Retail - 0.84%
Amazon.com, Inc. *	27,900	1,315,485
eBay, Inc. *	70,600	3,053,450
Expedia, Inc. *	33,300	797,868

		5,166,803
Internet Service Provider - 0.78%
Google, Inc., Class A *	11,600	4,812,376

U.S. Large Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software - 0.18%
Checkfree Corp. *	24,700	$1,133,730
Leisure Time - 0.58%
Carnival Corp.	36,700	1,962,349
Las Vegas Sands Corp. * (a)	27,900	1,101,213
Live Nation, Inc. *	12,550	164,405
Walt Disney Company	14,900	357,153

		3,585,120
Liquor - 0.63%
Anheuser-Busch Companies, Inc.	90,100	3,870,696
Manufacturing - 2.17%
Danaher Corp.	87,600	4,886,328
Illinois Tool Works, Inc.	53,400	4,698,666
Siemens AG-Sponsored ADR	13,200	1,129,788
Tyco International, Ltd.	92,200	2,660,892

		13,375,674
Mining - 0.57%
Newmont Mining Corp.	43,400	2,317,560
Potash Corp. of Saskatchewan, Inc.	15,000	1,203,300

		3,520,860
Paper - 0.31%
International Paper Company	56,400	1,895,604
Petroleum Services - 3.07%
Baker Hughes, Inc.	45,700	2,777,646
BJ Services Company	47,600	1,745,492
Exxon Mobil Corp.	74,300	4,173,431
Halliburton Company	33,200	2,057,072
Schlumberger, Ltd.	68,300	6,635,345
Transocean, Inc. *	22,300	1,554,087

		18,943,073
Pharmaceuticals - 10.47%
Allergan, Inc.	132,000	14,250,720
AmerisourceBergen Corp.	105,400	4,363,560
AstraZeneca PLC, SADR	343,200	16,679,520
Eli Lilly & Company	30,500	1,725,995
Forest Laboratories, Inc. *	402,800	16,385,904
Pfizer, Inc.	117,600	2,742,432
Sepracor, Inc. * (a)	35,200	1,816,320
Teva Pharmaceutical Industries, Ltd., SADR (a)	151,600	6,520,316

		64,484,767
Real Estate - 0.30%
General Growth Properties, Inc., REIT	39,870	1,873,491
Retail Grocery - 0.63%
Sysco Corp.	125,200	3,887,460
Retail Trade - 4.48%
Costco Wholesale Corp.	46,700	2,310,249
Dollar Tree Stores, Inc. *	113,700	2,721,978
Lowe's Companies, Inc.	204,400	13,625,304
RadioShack Corp.	49,500	1,040,985
Target Corp.	103,700	5,700,389

The accompanying notes are an integral part of the financial statements. 345

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. Large Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Williams-Sonoma, Inc. *	51,300	$2,213,595

		27,612,500
Sanitary Services - 0.28%
Allied Waste Industries, Inc. * (a)	196,100	1,713,914
Semiconductors - 7.83%
Altera Corp. *	413,100	7,654,743
Applied Materials, Inc.	469,300	8,419,242
Fairchild Semiconductor International, Inc. *	108,000	1,826,280
Freescale Semiconductor-A, Inc. * (a)	145,600	3,667,664
Intel Corp.	120,800	3,015,168
International Rectifier Corp. * (a)	132,700	4,233,130
KLA-Tencor Corp.	209,900	10,354,367
Linear Technology Corp.	64,300	2,319,301
Novellus Systems, Inc. *	34,600	834,552
Silicon Laboratories, Inc. * (a)	57,300	2,100,618
Xilinx, Inc.	150,200	3,786,542

		48,211,607
Software - 4.09%
Adobe Systems, Inc.	164,300	6,072,528
Microsoft Corp.	504,400	13,190,060
SAP AG, SADR (a)	132,000	5,949,240

		25,211,828
Telecommunications Equipment &
Services - 0.85%
Corning, Inc. *	175,900	3,458,194
QUALCOMM, Inc.	41,100	1,770,588

		5,228,782
Telephone - 2.46%
AT&T Corp. *	38,300	937,967
Qwest Communications International, Inc. * (a)	431,900	2,440,235
Sprint Corp.	356,200	8,320,832
Verizon Communications, Inc.	114,100	3,436,692

		15,135,726
Tobacco - 1.69%
Altria Group, Inc.	139,600	10,430,912
Trucking & Freight - 1.12%
United Parcel Service, Inc., Class B	92,200	6,928,830

TOTAL COMMON STOCKS (Cost $534,745,529)		$607,554,898

SHORT TERM INVESTMENTS - 7.77%
State Street Navigator Securities
Lending Prime Portfolio (c)	$47,869,984	$47,869,984

TOTAL SHORT TERM INVESTMENTS
(Cost $47,869,984)		$47,869,984

The accompanying notes are an integral part of the financial statements. 346

U.S. Large Cap Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 1.64%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$10,113,303 on 01/03/2006,
collateralized by $7,415,000 U.S.
Treasury Bonds, 8.125% due
08/15/2019 (valued at
$10,316,119, including interest) (c)	$10,111,000	$10,111,000

TOTAL REPURCHASE AGREEMENTS
(Cost $10,111,000)		$10,111,000

Total Investments (U.S. Large Cap Trust)
(Cost $592,726,513) - 108.02%		$665,535,882
Liabilities in Excess of Other Assets - (8.02)%		(49,400,633)

TOTAL NET ASSETS - 100.00%		$616,135,249

U.S. Multi Sector Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 90.45%
Advertising - 0.15%
Omnicom Group, Inc.	14,800	$1,259,924
Aerospace - 1.07%
EDO Corp.	4,400	119,064
General Dynamics Corp.	4,700	536,035
Goodrich Corp.	23,100	949,410
Lockheed Martin Corp.	64,300	4,091,409
Rockwell Collins, Inc.	15,800	734,226
Teledyne Technologies, Inc. *	10,100	293,910
United Industrial Corp.	2,200	91,014
United Technologies Corp.	40,800	2,281,128
Woodward Governor Company	100	8,601

		9,104,797
Agriculture - 0.17%
Archer-Daniels-Midland Company	56,500	1,393,290
Maui Land & Pineapple, Inc. *	1,200	40,716

		1,434,006
Air Freight - 0.01%
ExpressJet Holdings, Inc. *	14,800	119,732
Air Travel - 0.08%
Alaska Air Group, Inc. *	4,400	157,168
Mesa Air Group, Inc. *	19,500	203,970
SkyWest, Inc.	11,200	300,832

		661,970
Apparel & Textiles - 0.77%
Brown Shoe, Inc.	2,300	97,589
Columbia Sportswear Company *	1,700	81,141
Jones Apparel Group, Inc.	40,300	1,238,016
K-Swiss, Inc., Class A	12,400	402,256
Liz Claiborne, Inc.	27,600	988,632
Mohawk Industries, Inc. *	26,200	2,278,876

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Apparel & Textiles (continued)
Oakley, Inc.	18,500	$271,765
Quiksilver, Inc. *	9,600	132,864
Stride Rite Corp.	7,200	97,632
Timberland Company, Class A *	15,500	504,525
VF Corp.	8,900	492,526
Weyco Group, Inc.	1,700	32,470

		6,618,292
Auto Parts - 0.77%
American Axle & Manufacturing Holdings, Inc.	8,400	153,972
AutoZone, Inc. *	25,000	2,293,750
CSK Auto Corp. *	11,700	176,436
Genuine Parts Company	48,800	2,143,296
Johnson Controls, Inc.	5,000	364,550
Lear Corp.	10,300	293,138
O'Reilly Automotive, Inc. *	29,800	953,898
TRW Automotive Holdings Corp. *	8,200	216,070

		6,595,110
Auto Services - 0.32%
AutoNation, Inc. *	115,100	2,501,123
Dollar Thrifty Automotive Group, Inc. *	3,100	111,817
Lithia Motors, Inc., Class A	3,000	94,320

		2,707,260
Automobiles - 0.77%
Ford Motor Company	349,900	2,701,228
General Motors Corp.	48,800	947,696
PACCAR, Inc.	39,500	2,734,585
United Auto Group, Inc.	4,600	175,720

		6,559,229
Banking - 0.19%
Anchor BanCorp Wisconsin, Inc.	2,400	72,816
BancFirst Corp.	600	47,400
BB&T Corp.	10,400	435,864
BOK Financial Corp.	600	27,258
Camden National Corp.	600	19,728
CVB Financial Corp.	1,700	34,527
First Financial Corp.	100	2,700
First Indiana Corp.	1,300	44,694
Great Southern Bancorp, Inc.	400	11,044
Macatawa Bank Corp.	800	29,104
MainSource Financial Group, Inc.	400	7,140
National City Corp.	16,600	557,262
Old Second Bancorp, Inc.	1,400	42,798
Park National Corp.	600	61,584
Republic Bancorp, Inc., Class A	2,400	51,480
S & T Bancorp, Inc.	1,000	36,820
United Bankshares, Inc.	2,900	102,196

		1,584,415
Biotechnology - 0.89%
Genentech, Inc. *	82,600	7,640,500

U.S. Multi Sector Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Building Materials & Construction - 0.52%
American Standard Companies, Inc.	69,300	$2,768,535
ElkCorp	600	20,196
Lennox International, Inc.	9,800	276,360
LSI Industries, Inc.	4,100	64,206
Masco Corp.	36,400	1,098,916
WCI Commmunities, Inc. *	8,200	220,170

		4,448,383
Business Services - 1.60%
Administaff, Inc.	3,900	163,995
Affiliated Computer Services, Inc., Class A *	39,900	2,361,282
Catalina Marketing Corp.	19,900	504,465
Compucredit Corp. *	17,900	688,792
Deluxe Corp.	9,200	277,288
Equifax, Inc.	28,300	1,075,966
FactSet Research Systems, Inc.	12,100	498,036
Fair Isaac Corp.	10,300	454,951
First Data Corp.	42,700	1,836,527
H & R Block, Inc.	13,500	331,425
Jacobs Engineering Group, Inc. *	10,500	712,635
Kelly Services, Inc., Class A	2,400	62,928
MAXIMUS, Inc.	3,400	124,746
Moody's Corp.	7,300	448,366
NCR Corp. *	7,500	254,550
Paxar Corp. *	7,200	141,336
Pitney Bowes, Inc.	76,500	3,232,125
Pre-Paid Legal Services, Inc.	9,100	347,711
Reynolds & Reynolds Company, Class A	100	2,807
Total Systems Services, Inc.	6,600	130,614

		13,650,545
Cellular Communications - 0.13%
Motorola, Inc.	49,200	1,111,428
Chemicals - 0.30%
A. Schulman, Inc.	2,400	51,648
Air Products & Chemicals, Inc.	5,800	343,302
Cabot Microelectronics Corp. *	15,700	460,481
Dow Chemical Company	37,000	1,621,340
H.B. Fuller Company	2,300	73,761

		2,550,532
Colleges & Universities - 0.08%
ITT Educational Services, Inc. *	11,000	650,210
Commercial Services - 0.00%
Vertrue, Inc. *	800	28,264
Computers & Business Equipment - 3.56%
Agilysys, Inc.	900	16,398
Apple Computer, Inc. *	20,400	1,466,556
Dell, Inc. *	431,100	12,928,689
Diebold, Inc.	4,700	178,600
EMC Corp. *	28,900	393,618
Hewlett-Packard Company	388,900	11,134,207
Ingram Micro, Inc., Class A *	42,800	853,004

The accompanying notes are an integral part of the financial statements. 347

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment
(continued)
Lexmark International, Inc. *	18,600	$833,838
Pomeroy Computer Resources, Inc. *	2,600	21,710
Sandisk Corp. *	17,300	1,086,786
Sybase, Inc. *	15,000	327,900
Sykes Enterprises, Inc. *	9,200	123,004
Tech Data Corp. *	17,600	698,368
Western Digital Corp. *	18,500	344,285

		30,406,963
Construction & Mining Equipment - 0.01%
Kaman Corp., Class A	2,900	57,101
Construction Materials - 0.48%
Applied Industrial Technologies, Inc.	600	20,214
Clarcor, Inc.	5,200	154,492
EMCOR Group, Inc. *	3,000	202,590
Florida Rock Industries, Inc.	13,600	667,216
Lafarge Corp.	9,200	506,184
Martin Marietta Materials, Inc.	16,000	1,227,520
Sherwin-Williams Company	5,400	245,268
Simpson Manufacturing, Inc.	7,700	279,895
Standex International Corp.	1,400	38,864
Universal Forest Products, Inc.	6,100	337,025
USG Corp. *	4,600	299,000
Vulcan Materials Company	2,300	155,825

		4,134,093
Containers & Glass - 0.09%
Greif, Inc., Class A	4,400	291,632
Owens-Illinois, Inc. *	20,500	431,320
Silgan Holdings, Inc.	2,000	72,240

		795,192
Cosmetics & Toiletries - 0.16%
Colgate-Palmolive Company	13,500	740,475
Kimberly-Clark Corp.	3,600	214,740
Nature's Sunshine Products, Inc.	8,800	159,104
Playtex Products, Inc. *	18,200	248,794

		1,363,113
Crude Petroleum & Natural Gas - 1.98%
Amerada Hess Corp.	5,500	697,510
Apache Corp.	9,000	616,680
Burlington Resources, Inc.	45,400	3,913,480
Devon Energy Corp.	50,500	3,158,270
EOG Resources, Inc.	19,400	1,423,378
Helmerich & Payne, Inc.	1,300	80,483
Marathon Oil Corp.	32,200	1,963,234
Occidental Petroleum Corp.	30,300	2,420,364
Sunoco, Inc.	34,100	2,672,758

		16,946,157
Domestic Oil - 0.01%
Houston Exploration Company *	1,600	84,480

U.S. Multi Sector Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Drugs & Health Care - 1.17%
Meridian Bioscience, Inc.	10,100	$203,414
Vital Signs, Inc.	300	12,846
Wyeth	212,900	9,808,303

		10,024,563
Electrical Equipment - 0.21%
American Power Conversion Corp.	42,000	924,000
Genlyte Group, Inc. *	9,700	519,629
Watsco, Inc.	5,200	311,012

		1,754,641
Electrical Utilities - 1.27%
Allete, Inc.	3,000	132,000
Black Hills Corp.	6,000	207,660
CenterPoint Energy, Inc.	38,000	488,300
Constellation Energy Group, Inc.	7,200	414,720
Edison International	23,700	1,033,557
Entergy Corp.	19,700	1,352,405
Exelon Corp.	58,300	3,098,062
FirstEnergy Corp.	22,700	1,112,073
The AES Corp. *	101,000	1,598,830
TXU Corp.	29,000	1,455,510

		10,893,117
Electronics - 0.28%
Amphenol Corp., Class A	11,000	486,860
Avnet, Inc. *	34,900	835,506
Imation Corp.	4,100	188,887
Jabil Circuit, Inc. *	4,800	178,032
Synopsys, Inc. *	17,300	347,038
Teleflex, Inc.	5,000	324,900

		2,361,223
Energy - 0.19%
Duke Energy Corp.	59,200	1,625,040
Financial Services - 4.91%
A.G. Edwards, Inc.	15,900	745,074
Ameritrade Holding Corp. *	3,300	79,200
Charles Schwab Corp.	134,500	1,973,115
Countrywide Financial Corp.	2,500	85,475
Eaton Vance Corp.	19,600	536,256
Federal Home Loan Mortgage Corp.	47,800	3,123,730
Federal National Mortgage Association	353,300	17,244,573
Fiserv, Inc. *	20,000	865,400
Franklin Resources, Inc.	29,200	2,745,092
Investment Technology Group, Inc. *	4,200	148,848
ITLA Capital Corp. *	1,200	58,620
Legg Mason, Inc.	12,500	1,496,125
Lehman Brothers Holdings, Inc.	14,400	1,845,648
Nelnet, Inc., Class A *	2,100	85,428
PNC Financial Services Group, Inc.	8,600	531,738
Raymond James Financial, Inc.	10,500	395,535
SLM Corp.	26,000	1,432,340
State Street Corp. (c)	11,800	654,192

The accompanying notes are an integral part of the financial statements. 348

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Student Loan Corp.	2,400	$502,152
United Panam Financial Corp. *	1,200	31,044
Washington Mutual, Inc.	163,300	7,103,550
Westcorp, Inc.	3,900	259,779
World Acceptance Corp. *	1,200	34,200
WSFS Financial Corp.	300	18,375

		41,995,489
Food & Beverages - 1.99%
Chiquita Brands International, Inc.	10,100	202,101
Dean Foods Company *	18,700	704,242
Flowers Foods, Inc.	5,000	137,800
Hormel Foods Corp.	11,400	372,552
Kraft Foods, Inc., Class A	61,500	1,730,610
National Beverage Corp. *	5,400	52,758
PepsiCo, Inc.	25,800	1,524,264
Performance Food Group Company *	10,300	292,211
Ralcorp Holdings, Inc. *	300	11,973
Sanderson Farms, Inc.	10,000	305,300
Sara Lee Corp.	97,200	1,837,080
Sensient Technologies Corp.	5,700	102,030
Starbucks Corp. *	138,400	4,153,384
The Coca-Cola Company	104,900	4,228,519
Tyson Foods, Inc., Class A	71,500	1,222,650
USANA Health Sciences, Inc. *	3,000	115,080

		16,992,554
Furniture & Fixtures - 0.02%
Furniture Brands International, Inc.	3,900	87,087
Kimball International, Inc., Class B	1,900	20,197
La-Z-Boy, Inc.	5,700	77,292

		184,576
Gas & Pipeline Utilities - 0.21%
El Paso Corp.	16,400	199,424
Kinder Morgan, Inc.	5,800	533,310
Questar Corp.	13,100	991,670
Transmontaigne, Inc. *	6,400	42,240

		1,766,644
Healthcare Products - 4.51%
Becton, Dickinson & Company	500	30,040
C.R. Bard, Inc.	10,700	705,344
Computer Programs & Systems, Inc.	4,200	174,006
Haemonetics Corp. *	1,200	58,632
Johnson & Johnson	583,200	35,050,320
Medtronic, Inc.	27,300	1,571,661
Owens & Minor, Inc.	11,700	322,101
Patterson Companies, Inc. *	1,900	63,460
Stryker Corp.	13,500	599,805

		38,575,369
Healthcare Services - 9.71%
AMERIGROUP Corp. *	14,300	278,278
Apria Healthcare Group, Inc. *	1,100	26,521

U.S. Multi Sector Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Services (continued)
Cardinal Health, Inc.	165,400	$11,371,250
CorVel Corp. *	1,100	20,889
Express Scripts, Inc. *	103,700	8,690,060
HCA, Inc.	43,700	2,206,850
Health Net, Inc. *	35,900	1,850,645
Humana, Inc. *	62,800	3,411,924
Kindred Healthcare, Inc. *	3,400	87,584
Lincare Holdings, Inc. *	51,100	2,141,601
McKesson Corp.	245,400	12,660,186
Medco Health Solutions, Inc. *	1,500	83,700
National Healthcare Corp.	1,600	59,808
Quest Diagnostics, Inc.	12,300	633,204
Sierra Health Services, Inc. *	3,400	271,864
UnitedHealth Group, Inc.	575,900	35,786,426
Weight Watchers International, Inc. *	25,900	1,280,237
Wellpoint, Inc. *	26,703	2,130,632

		82,991,659
Holdings Companies/Conglomerates - 0.24%
Loews Corp.	21,900	2,077,215
Homebuilders - 2.34%
Centex Corp.	33,800	2,416,362
KB Home	74,800	5,434,968
Lennar Corp., Class A	26,600	1,623,132
M.D.C. Holdings, Inc.	23,300	1,444,134
NVR, Inc. *	3,100	2,176,200
Orleans Homebuilders, Inc.	400	7,340
Pulte Homes, Inc.	79,500	3,129,120
Ryland Group, Inc.	39,400	2,841,922
Schottenstein Homes, Inc.	9,000	365,580
Standard Pacific Corp.	7,700	283,360
William Lyon Homes, Inc. *	2,500	252,250

		19,974,368
Hotels & Restaurants - 1.58%
Ameristar Casinos, Inc.	1,000	22,700
Applebee's International, Inc.	46,600	1,052,694
Brinker International, Inc.	27,100	1,047,686
CBRL Group, Inc.	22,900	804,935
Choice Hotels, Inc.	2,800	116,928
Darden Restaurants, Inc.	66,200	2,573,856
Jack In the Box, Inc. *	13,600	475,048
Lone Star Steakhouse & Saloon, Inc.	5,400	128,196
Marriott International, Inc., Class A	30,400	2,035,888
Papa Johns International, Inc. *	13,600	806,616
Ryan's Restaurant Group, Inc. *	9,200	110,952
Sonic Corp. *	14,200	418,900
Wendy's International, Inc.	39,500	2,182,770
Yum! Brands, Inc.	37,500	1,758,000

		13,535,169
Household Appliances - 0.59%
Black & Decker Corp.	21,500	1,869,640
Mestek, Inc. *	1,000	13,100

The accompanying notes are an integral part of the financial statements. 349

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Appliances (continued)
Whirlpool Corp.	38,000	$3,182,880

		5,065,620
Household Products - 0.47%
Blyth, Inc.	15,000	314,250
Energizer Holdings, Inc. *	7,700	383,383
Fortune Brands, Inc.	9,100	709,982
Newell Rubbermaid, Inc.	80,700	1,919,046
The Clorox Company	5,800	329,962
Tupperware Corp.	16,700	374,080

		4,030,703
Industrial Machinery - 0.68%
Badger Meter, Inc.	1,100	43,164
Caterpillar, Inc.	46,600	2,692,082
Circor International, Inc.	1,900	48,754
Flowserve Corp. *	5,600	221,536
ITT Industries, Inc.	4,800	493,536
Metropolitan Pro Corp.	3,200	37,952
NACCO Industries, Inc., Class A	3,500	410,025
Tredegar Industries, Inc.	2,500	32,225
W.W. Grainger, Inc.	26,300	1,869,930

		5,849,204
Industrials - 0.02%
Lawson Products, Inc.	3,400	128,316
Michael Baker Corp. *	900	22,995

		151,311
Insurance - 7.01%
Aetna, Inc.	16,500	1,556,115
AFLAC, Inc.	170,200	7,900,684
Allstate Corp.	70,700	3,822,749
Ambac Financial Group, Inc.	34,900	2,689,394
American Financial Group, Inc.	6,300	241,353
Amerus Group Company	10,200	578,034
Aon Corp.	39,100	1,405,645
Brown & Brown, Inc.	21,800	665,772
Chubb Corp.	32,600	3,183,390
CIGNA Corp.	47,400	5,294,580
Commerce Group, Inc.	5,700	326,496
Conseco, Inc. *	31,600	732,172
EMC Insurance Group, Inc.	700	13,958
Erie Indemnity Company, Class A	5,800	308,560
Fidelity National Financial, Inc.	50,600	1,861,574
First American Corp.	36,100	1,635,330
Hanover Insurance Group, Inc.	11,800	492,886
Harleysville Group, Inc.	1,300	34,450
HCC Insurance Holdings, Inc.	8,600	255,248
Horace Mann Educators Corp.	2,100	39,816
Jefferson-Pilot Corp.	29,600	1,685,128
Kansas City Life Insurance Company	400	20,032
LandAmerica Financial Group, Inc.	9,200	574,080
Lincoln National Corp.	15,900	843,177
Marsh & McLennan Companies, Inc.	22,800	724,128

U.S. Multi Sector Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
MBIA, Inc.	21,300	$1,281,408
MGIC Investment Corp.	26,300	1,731,066
National Western Life Insurance Company,
Class A *	700	144,837
Old Republic International Corp.	58,900	1,546,714
PMI Group, Inc.	10,500	431,235
Presidential Life Corp.	3,600	68,544
Progressive Corp.	49,900	5,827,322
Protective Life Corp.	12,500	547,125
Prudential Financial, Inc.	22,000	1,610,180
Radian Group, Inc.	8,900	521,451
St. Paul Travelers Companies, Inc.	65,800	2,939,286
Stancorp Financial Group, Inc.	19,400	969,030
Stewart Information Services Corp.	7,700	374,759
Torchmark, Inc.	40,500	2,251,800
Transatlantic Holdings, Inc.	5,100	342,720
Triad Guaranty, Inc. *	2,100	92,379
United Fire & Casualty Company	6,200	250,666
Universal American Financial Corp. *	17,700	266,916
UnumProvident Corp.	78,800	1,792,700

		59,874,889
International Oil - 1.29%
Anadarko Petroleum Corp.	60,700	5,751,325
ConocoPhillips	91,300	5,311,834

		11,063,159
Internet Content - 0.00%
Schawk, Inc., Class A	1,200	24,900
Internet Service Provider - 0.39%
Google, Inc., Class A *	8,100	3,360,366
Leisure Time - 0.22%
Marine Products Corp.	3,700	38,813
MGM Mirage, Inc. *	25,700	942,419
Polaris Industries, Inc.	15,200	763,040
SCP Pool Corp.	2,700	100,494
Steinway Musical Instruments, Inc. *	200	5,102

		1,849,868
Life Sciences - 0.08%
Pharmaceutical Product Development, Inc. *	10,900	675,255
Liquor - 0.08%
Brown Forman Corp., Class B	9,500	658,540
Manufacturing - 1.24%
AptarGroup, Inc.	3,600	187,920
Barnes Group, Inc.	2,000	66,000
Harley-Davidson, Inc.	162,900	8,387,721
Lancaster Colony Corp.	1,200	44,460
Rockwell Automation, Inc.	21,800	1,289,688
SPX Corp.	13,000	595,010

		10,570,799
Medical-Hospitals - 0.02%
Health Management Associates, Inc., Class A	500	10,980

The accompanying notes are an integral part of the financial statements. 350

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Medical-Hospitals (continued)
Universal Health Services, Inc., Class B	2,500	$116,850

		127,830
Metal & Metal Products - 0.07%
Crown Holdings, Inc. *	25,200	492,156
Mueller Industries, Inc.	5,100	139,842

		631,998
Mining - 0.02%
Lincoln Electric Holding, Inc.	4,100	162,606
Mobile Homes - 0.11%
Coachmen Industries, Inc.	2,100	24,801
Thor Industries, Inc.	14,000	560,980
Winnebago Industries, Inc.	10,200	339,456

		925,237
Office Furnishings & Supplies - 0.30%
Herman Miller, Inc.	4,700	132,493
HNI Corp.	7,100	390,003
Office Depot, Inc. *	64,600	2,028,440
The Standard Register Company	2,600	41,106

		2,592,042
Petroleum Services - 0.58%
Exxon Mobil Corp.	87,100	4,892,407
Halliburton Company	1,700	105,332

		4,997,739
Pharmaceuticals - 4.28%
Abbott Laboratories	127,300	5,019,439
AmerisourceBergen Corp.	91,400	3,783,960
Barr Pharmaceuticals, Inc. *	21,300	1,326,777
Bristol-Myers Squibb Company	7,100	163,158
Forest Laboratories, Inc. *	65,400	2,660,472
Hi-Tech Pharmacal Company, Inc. *	2,300	101,867
Merck & Company, Inc.	263,100	8,369,211
Pfizer, Inc.	645,900	15,062,388
Watson Pharmaceuticals, Inc. *	3,000	97,530

		36,584,802
Photography - 0.36%
Eastman Kodak Company	130,400	3,051,360
Publishing - 0.07%
Gannett Company, Inc.	4,800	290,736
Scholastic Corp. *	6,600	188,166
Valassis Communications, Inc. *	5,000	145,350

		624,252
Railroads & Equipment - 0.60%
Burlington Northern Santa Fe Corp.	49,700	3,519,754
CSX Corp.	5,200	264,004
Union Pacific Corp.	16,800	1,352,568

		5,136,326
Real Estate - 0.04%
CBL & Associates Properties, Inc., REIT	7,300	288,423

U.S. Multi Sector Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
National Health Investments, Inc., REIT	2,100	$54,516

		342,939
Retail Grocery - 2.33%
Albertsons, Inc.	76,600	1,635,410
Ingles Markets, Inc.	5,700	89,205
Nash-Finch Company	13,400	341,432
Ruddick Corp.	8,600	183,008
Safeway, Inc.	230,700	5,458,362
Smart & Final, Inc. *	1,900	24,472
SUPERVALU, Inc.	89,400	2,903,712
Sysco Corp.	87,300	2,710,665
The Kroger Company *	346,400	6,540,032
Weis Markets, Inc.	1,400	60,256

		19,946,554
Retail Trade - 11.37%
Abercrombie & Fitch Company, Class A	51,200	3,337,216
Advance Auto Parts, Inc. *	16,600	721,436
American Eagle Outfitters, Inc.	42,900	985,842
Barnes & Noble, Inc.	5,900	251,753
Bed Bath & Beyond, Inc. *	121,000	4,374,150
Best Buy Company, Inc.	17,300	752,204
BJ's Wholesale Club, Inc. *	24,900	736,044
Bon-Ton Stores, Inc.	3,200	61,216
Burlington Coat Factory Warehouse Corp.	5,800	233,218
Cato Corp., Class A	14,600	313,170
Chico's FAS, Inc. *	24,100	1,058,713
Claire's Stores, Inc.	8,500	248,370
Costco Wholesale Corp.	28,800	1,424,736
Deb Shops, Inc.	300	8,919
Dollar General Corp.	119,900	2,286,493
Dollar Tree Stores, Inc. *	4,100	98,154
Family Dollar Stores, Inc.	28,800	713,952
Federated Department Stores, Inc.	38,300	2,540,439
Fossil, Inc. *	11,900	255,969
Genesco, Inc. *	2,100	81,459
Hibbett Sporting Goods, Inc. *	3,200	91,136
Home Depot, Inc.	903,100	36,557,488
Hot Topic, Inc. *	22,800	324,900
Longs Drug Stores Corp.	17,300	629,547
Lowe's Companies, Inc.	318,900	21,257,874
Nordstrom, Inc.	29,300	1,095,820
Pacific Sunwear of California, Inc. *	3,300	82,236
Pantry, Inc. *	8,600	404,114
Payless ShoeSource, Inc. *	10,800	271,080
Ross Stores, Inc.	45,400	1,312,060
Sonic Automotive, Inc.	11,000	245,080
Talbots, Inc.	11,200	311,584
The Buckle, Inc.	2,200	70,928
The Men's Wearhouse, Inc. *	27,300	803,712
The TJX Companies, Inc.	67,900	1,577,317
Too, Inc. *	16,500	465,465

The accompanying notes are an integral part of the financial statements. 351

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Walgreen Company	225,900	$9,998,334
Wal-Mart Stores, Inc.	26,200	1,226,160

		97,208,288
Semiconductors - 4.19%
Emulex Corp. *	21,100	417,569
Intel Corp.	1,015,900	25,356,864
International Rectifier Corp. *	4,300	137,170
Micrel, Inc. *	12,400	143,840
National Semiconductor Corp.	21,400	555,972
NVIDIA Corp. *	2,100	76,776
QLogic Corp. *	38,000	1,235,380
Texas Instruments, Inc.	246,600	7,908,462

		35,832,033
Software - 1.24%
Adobe Systems, Inc.	134,400	4,967,424
BEA Systems, Inc. *	63,600	597,840
BMC Software, Inc. *	3,800	77,862
CCC Information Services Group, Inc. *	1,200	31,464
Citrix Systems, Inc. *	13,900	400,042
Intuit, Inc. *	20,800	1,108,640
Oracle Corp. *	264,700	3,231,987
THQ, Inc. *	8,200	195,570

		10,610,829
Telecommunications Equipment &
Services - 0.36%
ADTRAN, Inc.	5,000	148,700
Brightpoint, Inc. *	20,300	562,919
Corning, Inc. *	91,700	1,802,822
Scientific-Atlanta, Inc.	12,600	542,682

		3,057,123
Telephone - 5.32%
ALLTEL Corp.	98,900	6,240,590
AT&T Corp. *	420,600	10,300,494
BellSouth Corp.	85,800	2,325,180
CenturyTel, Inc.	23,400	775,944
Harris Corp.	13,600	584,936
Verizon Communications, Inc.	837,200	25,216,464

		45,443,608
Tires & Rubber - 0.05%
Goodyear Tire & Rubber Company *	24,700	429,286
Tobacco - 3.23%
Altria Group, Inc.	350,700	26,204,304
Universal Corp.	6,300	273,168
UST, Inc.	28,500	1,163,655

		27,641,127
Toys, Amusements & Sporting Goods - 0.11%
Mattel, Inc.	58,200	920,724
Transportation - 0.38%
C.H. Robinson Worldwide, Inc.	27,900	1,033,137
Expeditors International of Washington, Inc.	21,800	1,471,718

U.S. Multi Sector Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Transportation (continued)
Heartland Express, Inc.	10,300	$208,987
Laidlaw International, Inc.	8,100	188,163
Pacer International, Inc.	12,100	315,326

		3,217,331
Trucking & Freight - 0.61%
Arkansas Best Corp.	13,700	598,416
Fedex Corp.	29,600	3,060,344
Forward Air Corp.	3,400	124,610
Knight Transportation, Inc.	9,000	186,570
Landstar Systems, Inc.	12,400	517,576
Oshkosh Truck Corp.	4,500	200,655
Swift Transportation, Inc. *	25,200	511,560

		5,199,731

TOTAL COMMON STOCKS (Cost $743,423,519)		$773,121,702

SHORT TERM INVESTMENTS - 0.28%
United States Treasury Bills
3.81% due 03/23/2006	$2,400,000	$2,379,221

TOTAL SHORT TERM INVESTMENTS
(Cost $2,378,908)		$2,379,221

REPURCHASE AGREEMENTS - 8.83%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$75,532,200 on 1/3/2006,
collateralized by $49,965,000 U.S.
Treasury Bonds, 9.875% due
11/15/2015 (valued at
$72,266,278, including interest)
and $3,425,000 U.S. Treasury
Bonds, 8.125% due 08/15/2019
(valued at $4,765,031, including
interest) (c)	$75,515,000	$75,515,000

TOTAL REPURCHASE AGREEMENTS
(Cost $75,515,000)		$75,515,000

Total Investments (U.S. Multi Sector Trust)
(Cost $821,317,427) - 99.56%		$851,015,923
Other Assets in Excess of Liabilities - 0.44%		3,731,884

TOTAL NET ASSETS - 100.00%		$854,747,807

Utilities Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 91.20%
Broadcasting - 4.52%
Citadel Broadcasting Corp. (a)	60,870	$818,093
Grupo Televisa SA, ADR	26,370	2,122,785
News Corp.	58,870	915,429
TV Azteca SA de CV *	1,602,420	1,047,801

The accompanying notes are an integral part of the financial statements. 352

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Utilities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Broadcasting (continued)
Viacom, Inc., Class B	52,330	$1,705,958

		6,610,066
Cable and Television - 1.80%
Cablevision Systems New York Group,
Class A *	15,800	370,826
Comcast Corp.-Special Class A *	87,850	2,256,867

		2,627,693
Cellular Communications - 3.95%
Alamosa Holdings, Inc. *	19,540	363,639
America Movil S.A. de C.V., Series L	62,460	1,827,580
Hutchison Telecommunications
International, Ltd. *	200,000	288,900
KT Freetel Company, Ltd. *	38,260	932,386
Vodafone Group PLC	1,099,990	2,372,575

		5,785,080
Construction & Mining Equipment - 0.53%
National Oilwell, Inc. *	12,300	771,210
Crude Petroleum & Natural Gas - 1.57%
Amerada Hess Corp.	10,800	1,369,656
ChevronTexaco Corp.	15,000	851,550
Occidental Petroleum Corp.	900	71,892

		2,293,098
Electrical Equipment - 1.08%
CPFL Energia SA, ADR (a)	45,400	1,582,190
Electrical Utilities - 36.86%
AES Tiete SA	49,208,200	1,072,446
Ameren Corp.	5,600	286,944
CMS Energy Corp. *	163,200	2,368,032
Constellation Energy Group, Inc.	72,901	4,199,097
Dominion Resources, Inc.	25,270	1,950,844
DPL, Inc.	53,200	1,383,732
DTE Energy Company	38,400	1,658,496
E.ON AG	19,000	1,966,257
Edison International	63,360	2,763,130
Endesa SA	48,430	1,274,335
Enel SpA	207,140	1,627,533
Enersis SA, ADR (a)	32,970	362,340
Entergy Corp.	25,800	1,771,170
Exelon Corp.	86,320	4,587,045
FirstEnergy Corp.	67,100	3,287,229
FPL Group, Inc.	82,130	3,413,323
International Power PLC	585,120	2,408,452
Oesterreichische Elektrizitaets AG, Class A	650	231,920
PPL Corp.	125,140	3,679,116
Scottish & Southern Energy PLC	25,000	435,678
SP AusNet *	590,400	574,311
The AES Corp. *	379,760	6,011,601
Tractebel Energia SA *	33,650	216,841
TXU Corp.	127,060	6,377,141

		53,907,013

Utilities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy - 12.91%
Duke Energy Corp.	33,500	$919,575
Energen Corp.	33,800	1,227,616
MDU Resources Group, Inc.	56,680	1,855,703
NRG Energy, Inc. * (a)	158,840	7,484,541
Rosetta Resources, Inc. *	73,290	1,319,220
Rosetta Resources, Inc. *	3,900	70,200
RWE AG	32,540	2,410,294
SCANA Corp.	21,640	852,183
Sempra Energy	28,830	1,292,737
Xcel Energy, Inc. (a)	78,300	1,445,418

		18,877,487
Gas & Pipeline Utilities - 9.23%
AGL Resources, Inc.	70,410	2,450,972
El Paso Corp. (a)	136,250	1,656,800
Enagas	127,060	2,377,338
Questar Corp.	27,660	2,093,862
Southern Union Company *	42,260	998,604
Williams Companies, Inc.	169,011	3,915,985

		13,493,561
International Oil - 1.28%
Noble Corp.	10,860	766,065
Petroleo Brasileiro SA, ADR * (a)	15,620	1,113,237

		1,879,302
Internet Service Provider - 1.04%
Fastweb SpA *	33,465	1,529,689
Leisure Time - 0.10%
Walt Disney Company	5,900	141,423
Petroleum Services - 4.84%
ENSCO International, Inc.	13,160	583,646
Fortum Corp. Oyj	66,290	1,243,450
GlobalSantaFe Corp.	43,360	2,087,784
Halliburton Company	11,320	701,387
Pride International, Inc. *	21,150	650,362
Smith International, Inc.	17,800	660,558
Total SA	4,570	1,148,383

		7,075,570
Pollution Control - 1.16%
Suez SA	54,288	1,690,770
Sanitary Services - 0.93%
AWG PLC	52,980	997,042
Veolia Environnement SA	8,050	364,535

		1,361,577
Telecommunications Equipment &
Services - 6.48%
Citizens Communications Company	171,280	2,094,754
France Telecom SA	81,260	2,019,828
NTL, Inc. *	12,160	827,853
PT Indonesian Satellite Corp.	255,000	143,826
Telecom Corporation Of New Zealand	27,270	891,184
Telenor ASA	186,500	1,831,630

The accompanying notes are an integral part of the financial statements. 353

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Utilities Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services (continued)
Telus Corp. - Non Voting Shares	41,770	$1,671,946

		9,481,021
Telephone - 2.92%
AT&T Corp. *	14,900	364,901
Cincinnati Bell, Inc. *	20,000	70,200
Sprint Corp.	164,215	3,836,062

		4,271,163

TOTAL COMMON STOCKS (Cost $121,000,769)		$133,377,913

PREFERRED STOCKS - 3.92%
Electrical Utilities - 2.60%
Entergy Corp. *	53,880	2,680,530
PNM Resources, Inc. *	23,690	1,115,562

		3,796,092
Gas & Pipeline Utilities - 1.32%
El Paso Corp. *	1,450	1,587,207
Southern Union Company *	7,100	347,403

		1,934,610

TOTAL PREFERRED STOCKS (Cost $5,751,985)		$5,730,702

CORPORATE BONDS - 2.91%
Cellular Communications - 0.23%
Rogers Wireless, Inc.
8.00% due 12/15/2012 (a)	$315,000	333,506
Electrical Utilities - 2.51%
Beaver Valley Funding Corp.
9.00% due 06/01/2017	102,000	117,001
CMS Energy Corp.
8.50% due 04/15/2011 (a)	445,000	484,494
Empresa Nacional De Electricidad
8.35% due 08/01/2013	773,000	880,383
Enersis SA
7.375% due 01/15/2014	511,000	549,645
PSEG Energy Holdings LLC
8.625% due 02/15/2008	424,000	440,960
TXU Corp., Series P
5.55% due 11/15/2014 (a)	600,000	569,901
TXU Corp., Series Q
6.50% due 11/15/2024	664,000	630,383

		3,672,767
Energy - 0.00%
Mirant North America LLC
7.375% due 12/31/2013	5,000	5,056
Telecommunications Equipment &
Services - 0.17%
Citizens Communications Company
9.00% due 08/15/2031	245,000	248,063

TOTAL CORPORATE BONDS (Cost $4,259,184)		$4,259,392

Utilities Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 6.33%
AIG Funding, Inc.
zero coupon due 01/03/2006	$1,284,000	$1,283,429
State Street Navigator Securities Lending
Prime Portfolio (c)	7,975,737	7,975,737

TOTAL SHORT TERM INVESTMENTS
(Cost $9,259,166)		$9,259,166

Total Investments (Utilities Trust)
(Cost $140,271,104) - 104.36%		$152,627,173
Liabilities in Excess of Other Assets - (4.36)%		(6,381,135)

TOTAL NET ASSETS - 100.00%		$146,246,038

Value & Restructuring Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.40%
Advertising - 0.57%
The Interpublic Group of Companies, Inc. *	90,832	$876,529
Aerospace - 2.60%
Empresa Brasileira de Aeronautica SA, ADR	52,752	2,062,603
United Technologies Corp.	34,249	1,914,862

		3,977,465
Air Travel - 1.46%
Copa Holdings SA, Class A *	3,329	90,882
Gol Linhas Aereas Inteligentes SA, ADR	76,004	2,144,073

		2,234,955
Banking - 0.51%
Doral Financial Corp.	73,575	779,895
Broadcasting - 3.32%
Journal Communications, Inc.	19,487	271,844
Liberty Media Corp., Series A *	87,785	690,868
XM Satellite Radio Holdings, Inc., Class A *	150,369	4,102,066

		5,064,778
Building Materials & Construction - 0.62%
Eagle Materials, Inc., Class B	8,063	949,579
Business Services - 1.70%
Cendant Corp.	88,118	1,520,036
Deluxe Corp.	35,729	1,076,872

		2,596,908
Cable and Television - 0.88%
EchoStar Communications Corp., Class A *	49,315	1,339,889
Cellular Communications - 2.70%
America Movil S.A. de C.V., Series L	140,966	4,124,665
Chemicals - 3.81%
Celanese Corp., Series A	76,849	1,469,353
CF Industries Holdings, Inc.	53,138	810,355
Lanxess AG *	32,466	1,036,510
PPG Industries, Inc.	33,299	1,928,012

The accompanying notes are an integral part of the financial statements. 354

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Value & Restructuring Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Tronox, Inc. *	44,443	$580,870

		5,825,100
Coal - 3.56%
CONSOL Energy, Inc.	57,222	3,729,730
Foundation Coal Holdings, Inc.	38,469	1,461,822
International Coal Group, Inc. *	25,869	245,755

		5,437,307
Construction Materials - 1.28%
Lafarge Corp.	35,654	1,961,683
Cosmetics & Toiletries - 0.88%
Avon Products, Inc.	47,304	1,350,529
Crude Petroleum & Natural Gas - 6.91%
Burlington Resources, Inc.	57,050	4,917,710
Devon Energy Corp.	60,663	3,793,864
Mariner Energy LLC *	41,800	741,950
W&T Offshore, Inc.	37,749	1,109,821

		10,563,345
Domestic Oil - 1.40%
Noble Energy, Inc.	53,121	2,140,776
Drugs & Health Care - 0.51%
Wyeth	16,774	772,778
Electrical Utilities - 1.68%
CenterPoint Energy, Inc.	31,015	398,543
Enel SpA	126,747	995,872
Public Service Enterprise Group, Inc.	18,153	1,179,400

		2,573,815
Electronics - 1.73%
Harman International Industries, Inc.	26,967	2,638,721
Energy - 1.55%
Duke Energy Corp.	35,650	978,592
Rosetta Resources, Inc. *	76,885	1,383,930

		2,362,522
Financial Services - 10.80%
Amvescap PLC	72,651	1,118,099
CIT Group, Inc.	20,129	1,042,280
Citigroup, Inc.	50,945	2,472,361
Federal Home Loan Mortgage Corp.	30,746	2,009,251
Friedman, Billings, Ramsey Group, Inc.	71,970	712,503
JPMorgan Chase & Company	50,016	1,985,135
Lehman Brothers Holdings, Inc.	18,367	2,354,098
Morgan Stanley	42,316	2,401,010
PNC Financial Services Group, Inc.	22,211	1,373,306
Washington Mutual, Inc.	23,824	1,036,344

		16,504,387
Food & Beverages - 3.18%
ConAgra Foods, Inc.	52,423	1,063,139
Dean Foods Company *	65,279	2,458,407
Kraft Foods, Inc., Class A	32,543	915,760

Value & Restructuring Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Beverages (continued)
Vintage Wine Trust, Inc.	41,939	$419,390

		4,856,696
Furniture & Fixtures - 0.76%
Leggett & Platt, Inc.	50,390	1,156,954
Healthcare Products - 0.43%
Baxter International, Inc.	17,479	658,084
Healthcare Services - 1.15%
HCA, Inc.	34,705	1,752,602
Holdings Companies/Conglomerates - 1.22%
Loews Corp.	19,571	1,856,309
Homebuilders - 3.27%
Centex Corp.	69,784	4,988,858
Household Appliances - 3.05%
Black & Decker Corp.	53,503	4,652,621
Household Products - 1.08%
Newell Rubbermaid, Inc.	69,413	1,650,641
Industrial Machinery - 0.72%
AGCO Corp. *	66,354	1,099,486
Insurance - 4.63%
ACE, Ltd.	46,512	2,485,601
Marsh & McLennan Companies, Inc.	44,981	1,428,597
MetLife, Inc.	38,439	1,883,511
People's Choice *	54,556	409,170
Primus Guaranty, Ltd. *	66,648	869,756

		7,076,635
International Oil - 3.68%
ConocoPhillips	38,633	2,247,668
Petroleo Brasileiro SA, ADR *	47,417	3,379,410

		5,627,078
Investment Companies - 1.27%
Apollo Investment Corp.	51,667	926,389
MCG Capital Corp.	69,860	1,019,258

		1,945,647
Manufacturing - 1.15%
Tyco International, Ltd.	60,830	1,755,554
Metal & Metal Products - 1.04%
Southern Copper Corp.	23,764	1,591,713
Mining - 0.34%
Alpha Natural Resources, Inc. *	27,303	524,491
Petroleum Services - 1.20%
TODCO *	48,228	1,835,558
Pharmaceuticals - 1.63%
AmerisourceBergen Corp.	49,350	2,043,090
Bristol-Myers Squibb Company	19,736	453,533

		2,496,623
Railroads & Equipment - 1.60%
Union Pacific Corp.	30,445	2,451,127

The accompanying notes are an integral part of the financial statements. 355

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Value & Restructuring Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate - 2.13%
DiamondRock Hospitality Company	72,788	$870,544
Fieldstone Investment Corp., REIT	40,984	486,070
Host Marriott Corp., REIT	43,402	822,468
Saxon Capital, Inc., REIT	21,730	246,201
Taberna Realty Finance Trust, REIT	9,411	112,932
Ventas, Inc., REIT	22,384	716,736

		3,254,951
Retail Trade - 3.56%
The TJX Companies, Inc.	72,655	1,687,776
United Rentals, Inc. *	95,841	2,241,721
Zale Corp. *	60,133	1,512,345

		5,441,842
Telecommunications Equipment &
Services - 1.60%
Nokia Oyj, SADR	78,983	1,445,389
Plantronics, Inc.	35,345	1,000,263

		2,445,652
Telephone - 4.21%
Harris Corp.	97,908	4,211,023
Sprint Corp.	67,331	1,572,852
Valor Communications Group, Inc.	56,577	644,978

		6,428,853
Tobacco - 1.58%
Loews Corp. - Carolina Group	54,910	2,415,491
Transportation - 0.47%
Aries Maritime Transport, Ltd.	16,889	220,064
Arlington Tankers, Ltd.	22,592	491,376

		711,440
Trucking & Freight - 0.98%
Ryder Systems, Inc.	36,328	1,490,175

TOTAL COMMON STOCKS (Cost $136,057,214)		$144,240,707

PREFERRED STOCKS - 1.87%
Chemicals - 0.26%
Celanese Corp *	13,979	391,412
Financial Services - 0.68%
Ford Motor Company Capital Trust II *	37,764	1,042,286
Healthcare Products - 0.93%
Baxter International, Inc. *	26,561	1,427,654

TOTAL PREFERRED STOCKS (Cost $2,981,727)		$2,861,352

The accompanying notes are an integral part of the financial statements. 356

Value & Restructuring Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 3.87%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$5,912,346 on 1/3/2006,
collateralized by $5,970,000 U.S.
Treasury Notes, 4.125% due
08/15/2008 (valued at $6,029,700,
including interest) (c)	$5,911,000	$5,911,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,911,000)		$5,911,000

Total Investments (Value & Restructuring Trust)
(Cost $144,949,941) - 100.14%		$153,013,059
Liabilities in Excess of Other Assets - (0.14)%		(213,332)

TOTAL NET ASSETS - 100.00%		$152,799,727

Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.03%
Aerospace - 2.18%
Goodrich Corp.	164,390	$6,756,429
Air Travel - 3.70%
Southwest Airlines Company	698,670	11,479,148
Banking - 5.75%
Hudson City Bancorp, Inc.	562,030	6,811,803
Investors Financial Services Corp.	128,500	4,732,655
Northern Trust Corp.	122,030	6,323,595

		17,868,053
Biotechnology - 5.89%
Applera Corp.	411,430	10,927,581
Chiron Corp. *	166,010	7,380,804

		18,308,385
Broadcasting - 0.90%
Univision Communications, Inc., Class A *	95,200	2,797,928
Business Services - 6.58%
Fluor Corp.	99,610	7,695,868
Manpower, Inc.	182,830	8,501,595
The BISYS Group, Inc. *	301,890	4,229,479

		20,426,942
Chemicals - 1.54%
Albemarle Corp.	124,500	4,774,575
Computers & Business Equipment - 1.89%
Diebold, Inc.	154,800	5,882,400
Containers & Glass - 2.58%
Sealed Air Corp. *	142,630	8,011,527
Cosmetics & Toiletries - 4.25%
Avon Products, Inc.	129,450	3,695,797
International Flavors & Fragrances, Inc.	283,300	9,490,550

		13,186,347

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Crude Petroleum & Natural Gas - 1.81%
Amerada Hess Corp.	44,400	$5,630,808
Electrical Equipment - 0.55%
Hubbell, Inc., Class B	37,950	1,712,304
Electrical Utilities - 3.52%
Constellation Energy Group, Inc.	90,200	5,195,520
Wisconsin Energy Corp.	146,480	5,721,509

		10,917,029
Financial Services - 7.20%
A.G. Edwards, Inc.	129,470	6,066,964
Amvescap PLC	294,700	4,535,433
Charles Schwab Corp.	134,410	1,971,795
Lazard, Ltd., Class A	306,500	9,777,350

		22,351,542
Food & Beverages - 1.96%
Tyson Foods, Inc., Class A	356,500	6,096,150
Healthcare Products - 1.61%
Bausch & Lomb, Inc.	73,790	5,010,341
Hotels & Restaurants - 2.03%
Outback Steakhouse, Inc.	151,650	6,310,156
Household Products - 1.92%
Newell Rubbermaid, Inc.	250,820	5,964,500
Industrial Machinery - 2.33%
Cooper Cameron Corp. *	175,080	7,248,312
Insurance - 9.99%
ACE, Ltd.	160,600	8,582,464
Conseco, Inc. *	384,410	8,906,780
Marsh & McLennan Companies, Inc.	138,200	4,389,232
PMI Group, Inc.	222,920	9,155,324

		31,033,800
Investment Companies - 1.16%
Streettracks Gold Trust *	70,100	3,615,758
Manufacturing - 2.12%
Snap-on, Inc.	175,640	6,597,038
Medical-Hospitals - 0.90%
Tenet Healthcare Corp. *	363,500	2,784,410
Office Furnishings & Supplies - 2.18%
Office Depot, Inc. *	216,100	6,785,540
Pharmaceuticals - 5.54%
Mylan Laboratories, Inc.	357,160	7,128,914
Watson Pharmaceuticals, Inc. *	309,840	10,072,898

		17,201,812
Publishing - 5.59%
Scholastic Corp. *	161,070	4,592,106
Valassis Communications, Inc. *	155,040	4,507,013
Warner Music Group Corp.	429,100	8,268,757

		17,367,876
Real Estate - 2.11%
KKR Financial Corp., REIT	272,500	6,537,275

Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade - 1.45%
Dollar General Corp.	235,310	$4,487,362
Semiconductors - 0.49%
Linear Technology Corp.	42,500	1,532,975
Software - 1.84%
Cognos, Inc. *	164,800	5,720,208
Telecommunications Equipment &
Services - 1.21%
New Skies Satellites Holdings, Ltd.	116,180	2,529,239
PanAmSat Holding Corp.	50,430	1,235,535

		3,764,774
Telephone - 2.30%
CenturyTel, Inc.	215,110	7,133,048
Tobacco - 1.96%
UST, Inc.	149,350	6,097,961

TOTAL COMMON STOCKS (Cost $263,190,226)		$301,392,713

SHORT TERM INVESTMENTS - 2.45%
Federal Home Loan Bank Discount Notes
3.40% due 01/03/2006	$7,600,000	$7,598,564

TOTAL SHORT TERM INVESTMENTS
(Cost $7,598,564)		$7,598,564

Total Investments (Value Trust)
(Cost $270,788,790) - 99.48%		$308,991,277
Other Assets in Excess of Liabilities - 0.52%		1,629,671

TOTAL NET ASSETS - 100.00%		$310,620,948

Vista Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.00%
Air Travel - 1.77%
Airtran Holdings, Inc. *	23,800	$381,514
SkyWest, Inc.	12,600	338,436
US Airways Group, Inc. *	13,400	497,676

		1,217,626
Apparel & Textiles - 0.27%
The Gymboree Corp. *	7,900	184,860
Banking - 0.46%
Digital Insight Corp. *	9,800	313,796
Business Services - 2.66%
Administaff, Inc.	16,300	685,415
Jacobs Engineering Group, Inc. *	5,000	339,350
Paychex, Inc.	21,215	808,716

		1,833,481
Cellular Communications - 10.90%
America Movil S.A. de C.V., Series L	74,000	2,165,240
American Tower Corp., Class A *	63,100	1,710,010

The accompanying notes are an integral part of the financial statements. 357

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Vista Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cellular Communications (continued)
Crown Castle International Corp. *	25,500	$686,205
NII Holdings, Inc. *	67,500	2,948,400

		7,509,855
Coal - 1.35%
Peabody Energy Corp.	11,300	931,346
Commercial Services - 0.94%
Mitsui Fudosan Company, Ltd.	32,000	650,153
Computers & Business Equipment - 1.98%
Electronics For Imaging, Inc. *	12,800	340,608
Intergraph Corp. *	20,600	1,026,086

		1,366,694
Construction & Mining Equipment - 2.79%
National Oilwell, Inc. *	30,700	1,924,890
Construction Materials - 2.79%
Cemex SA, ADR	18,600	1,103,538
JLG Industries, Inc.	17,900	817,314

		1,920,852
Crude Petroleum & Natural Gas - 1.05%
Helmerich & Payne, Inc.	11,700	724,347
Drugs & Health Care - 0.58%
Intuitive Surgical, Inc. *	3,400	398,718
Electrical Equipment - 0.99%
Watsco, Inc.	5,600	334,936
Wesco International, Inc. *	8,100	346,113

		681,049
Electrical Utilities - 2.39%
Quanta Services, Inc. *	124,991	1,646,131
Electronics - 2.76%
Agilent Technologies, Inc. *	46,700	1,554,643
ATI Technologies, Inc. *	20,300	344,897

		1,899,540
Energy - 3.23%
Southwestern Energy Company *	62,000	2,228,280
Financial Services - 5.95%
Alliance Capital Management Holding LP	5,900	333,291
Ameritrade Holding Corp. *	34,500	828,000
E*TRADE Financial Corp. *	39,957	833,503
Investment Technology Group, Inc. *	28,300	1,002,952
Janus Capital Group, Inc.	25,200	469,476
Nasdaq Stock Market, Inc. *	17,900	629,722

		4,096,944
Healthcare Products - 2.47%
Alcon, Inc.	10,500	1,360,800
Thoratec Corp. *	16,400	339,316

		1,700,116
Healthcare Services - 12.56%
Cerner Corp. *	28,600	2,600,026
Coventry Health Care, Inc. *	5,900	336,064

Vista Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Services (continued)
Express Scripts, Inc. *	17,200	$1,441,360
Health Net, Inc. *	26,200	1,350,610
Humana, Inc. *	15,100	820,383
Omnicare, Inc.	36,700	2,099,974

		8,648,417
Industrial Machinery - 0.92%
Manitowoc, Inc.	12,600	632,772
Industrials - 3.19%
ABB, Ltd. *	35,500	344,214
Foster Wheeler, Ltd. *	50,351	1,851,910

		2,196,124
Insurance - 4.71%
ACE, Ltd.	5,800	309,952
Aetna, Inc.	10,000	943,100
Aon Corp.	45,700	1,642,915
Brown & Brown, Inc.	11,300	345,102

		3,241,069
Internet Content - 0.46%
CNET Networks, Inc. *	21,800	320,242
Internet Retail - 0.47%
Nutri/System, Inc. *	8,900	320,578
Leisure Time - 1.67%
Round One Corp *	89	397,133
Tokyu Land Corp.	75,000	750,127

		1,147,260
Life Sciences - 2.02%
Pharmaceutical Product Development, Inc. *	22,500	1,393,875
Medical-Hospitals - 0.49%
Psychiatric Solutions, Inc. *	5,700	334,818
Metal & Metal Products - 4.37%
Precision Castparts Corp.	36,500	1,891,065
Titanium Metals Corp. *	17,700	1,119,702

		3,010,767
Petroleum Services - 5.60%
BJ Services Company	17,800	652,726
Diamond Offshore Drilling, Inc.	14,900	1,036,444
ENSCO International, Inc.	14,500	643,075
McDermott International, Inc. *	26,862	1,198,314
TODCO *	8,500	323,510

		3,854,069
Pharmaceuticals - 1.74%
Caremark Rx, Inc. *	23,200	1,201,528
Retail Grocery - 0.52%
Whole Foods Market, Inc.	4,600	355,994
Retail Trade - 5.21%
Abercrombie & Fitch Company, Class A	5,400	351,972
AEON Company, Ltd.	23,000	585,341
Charming Shoppes, Inc. *	12,458	164,446

The accompanying notes are an integral part of the financial statements. 358

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Vista Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Chico's FAS, Inc. *	15,700	$689,701
Takashimaya Company, Ltd.	38,000	607,329
Yamada Denki Company, Ltd.	9,500	1,189,515

		3,588,304
Semiconductors - 4.43%
Advanced Micro Devices, Inc. *	33,900	1,037,340
Intersil Corp., Class A	28,200	701,616
Marvell Technology Group, Ltd. *	5,700	319,713
Microsemi Corp. *	12,400	342,984
National Semiconductor Corp.	12,667	329,089
OmniVision Technologies, Inc. *	16,186	323,072

		3,053,814
Software - 1.47%
Business Objects SA, ADR *	25,100	1,014,291
Steel - 1.08%
Allegheny Technologies, Inc.	11,000	396,880
Oregon Steel Mills, Inc. *	11,900	350,098

		746,978
Telecommunications Equipment &
Services - 0.50%
SBA Communications Corp. *	19,100	341,890
Transportation - 0.26%
UTI Worldwide, Inc.	1,900	176,396

TOTAL COMMON STOCKS (Cost $63,133,621)		$66,807,864

REPURCHASE AGREEMENTS - 3.09%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$2,124,484 on 01/03/2006,
collateralized by $2,070,000 U.S.
Treasury Notes at 4.875 due
02/15/2012 (valued at $2,167,727
including interest) (c)	$2,124,000	$2,124,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,124,000)		$2,124,000

Total Investments (Vista Trust)
(Cost $65,257,621) - 100.09%		$68,931,864
Liabilities in Excess of Other Assets - (0.09)%		(60,530)

TOTAL NET ASSETS - 100.00%		$68,871,334

Footnotes Percentages are stated as a percent of net assets.

Key to Currency Abbreviations
ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EUR	- European Currency
FIM	- Finnish Markka
FRF	- French Franc
DEM	- German Deutsche Mark
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
ITL	- Italian Lira
IEP	- Irish Punt
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
NLG	- Netherlands Guilder
NZD	- New Zealand Dollar
NOK	- Norweigan Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
USD	- US Dollar
ZAR	- South African Rand
Key to Security Abbreviations and Legend
ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
OTC	- Over The Counter
PLC	- Public Limited Company
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor's Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security
^	Non-Income producing, issuer is in bankruptcy and is in default of interest payments
*	Non-Income Producing
(a)	All or a portion of this security was out on loan

The accompanying notes are an integral part of the financial statements. 359

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

(b) Floating Rate Note

(c) Investment is an affiliate of the Trust's subadvisor or custodian bank (d) Principal amount of security is adjusted for inflation (e) Security Fair Valued on December 31, 2005

** Purchased on a forward commitment (Note 2)

*** At December 31, 2005, all or a portion of this security was pledged to cover forward commitments purchased.

**** At December 31, 2005, all or a portion of this security was pledged to cover margin requirements for open futures contracts.

The accompanying notes are an integral part of the financial statements. 360

John Hancock Trust Notes to Financial Statements

1. ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several Portfolios, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers 89 separate investment Portfolios, 64 of which are described here as follows: the All Cap Core Trust (“All Cap Core”), the All Cap Growth Trust (“All Cap Growth”), the All Cap Value Trust (“All Cap Value”), the American Blue Chip Income and Growth Trust (“American Blue Chip Income and Growth”), the American Bond Trust (“American Bond”), the American Growth Trust (“American Growth”), the American Growth-Income Trust (“American Growth-Income”), the American International Trust (“American International”), the Blue Chip Growth Trust (“Blue Chip Growth”), the Capital Appreciation Trust (“Capital Appreciation”), the Classic Value Trust (“Classic Value”), the Core Equity Trust (“Core Equity”), the Dynamic Growth Trust (“Dynamic Growth”), the Emerging Growth Trust (“Emerging Growth”), the Emerging Small Company Trust (“Emerging Small Company”), the Equity-Income Trust (“Equity-Income”), the Financial Services Trust (“Financial Services”), the Fundamental Value Trust (“Fundamental Value”), the Global Trust (“Global”), the Global Allocation Trust (“Global Allocation”), the Growth & Income Trust (“Growth & Income”), the Growth & Income Trust II (“Growth & Income II”), the Health Sciences Trust (“Health Sciences”), the Income & Value Trust (“Income & Value”), the International Opportunities Trust (“International Opportunities”), the International Small Cap Trust (“International Small Cap”), the International Stock Trust (“International Stock”), the International Value Trust (“International Value”), the Large Cap Trust (“Large Cap”), the Large Cap Growth Trust (“Large Cap Growth”), the Large Cap Value Trust (“Large Cap Value”), the Managed Trust (“Managed”), the Mid Cap Core Trust (“Mid Cap Core”), the Mid Cap Stock Trust (“Mid Cap Stock”), the Mid Cap Value Trust (“Mid Cap Value”), the Mid Value Trust (“Mid Value”), the Money Market Trust (“Money Market”), the Money Market Trust B (“Money Market B”), the Natural Resources Trust (“Natural Resources”), the Overseas Equity Trust (“Overseas Equity”), the Pacific Rim Trust (“Pacific Rim”), the Quantitative All Cap Trust (“Quantitative All Cap”), the Quantitative Mid Cap Trust (“Quantitative Mid Cap”), the Quantitative Value Trust (“Quantitative Value”), the Real Estate Securities Trust (“Real Estate Securities”), the Science & Technology Trust (“Science & Technology”), the Small Cap Growth Trust (“Small Cap Growth”), the Small Cap Opportunities Trust (“Small Cap Opportunities”), the Small Cap Trust (“Small Cap”), the Small Cap Value Trust (“Small Cap Value”), the Small Company Trust (“Small Company”), the Small Company Growth Trust (“Small Company Growth”), the Small Company Value Trust (“Small Company Value”), the Special Value Trust (“Special Value”), the Spectrum Income Trust (“Spectrum Income Trust”), the Strategic Opportunities Trust (“Strategic Opportunities”), the Strategic Value Trust (“Strategic Value”), the U.S. Global Leaders Growth Trust (“U.S. Global Leaders Growth”), the U.S. Large Cap Trust (“U.S. Large Cap”), the U.S. Multi Sector Trust (“U.S. Multi Sector”), the Utilities Trust (“Utilities”), the Value Trust (“Value”), the Value & Restructuring Trust (“Value & Restructuring”) and the Vista Trust (“Vista”). Each of the Portfolios, with the exception of American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income, American International, Core Equity, Dynamic Growth, Financial Services, Health Sciences, Natural Resources, Real Estate Securities, U.S. Global Leaders Growth, U.S. Multi Sector, and Utilities, is diversified for purposes of the Investment Company Act of 1940, as amended.

American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International (collectively “JHT American Portfolios”) operate as a “Fund of Funds”, investing in shares of mutual funds (“underlying funds”). JHT American Portfolios’ underlying fund’s accounting policies are outlined in the underlying funds’ financial statements, available at SEC Internet website at www.sec.gov, CIK 0000729528.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”), and to Separate Accounts A and B and in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (“John Hancock New York”), and in the case of Series III shares, to certain qualified pension and retirement plans. In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (“JHLICO”). John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial”.

At December 31, 2005 John Hancock USA owned 423,280 and 140,253 shares of beneficial interest of the Classic Value Series II and Quantitative All Cap Series II, respectively.

The Portfolios offer four classes of shares. Series I and Series II shares are offered for all Portfolios with the exception of Growth & Income II, Managed, Money Market B, Small Company Growth, Spectrum Income, U.S. Multi Sector, Value & Restructuring and Vista. Series III shares are offered for the following Portfolios: All Cap Value, Blue Chip Growth, Emerging Growth, Emerging Small Company, Equity-Income, Financial Services, Fundamental Value, Global, Growth & Income, Health Sciences, International Small Cap, Mid Cap Stock, Mid Cap Value, Money Market, Natural Resources, Pacific Rim, Quantitative All Cap, Real Estate Securities, Science & Technology, Special Value, U.S. Global Leaders Growth and Utilities. Series NAV shares are offered for all Portfolios with the exception of JHT American Portfolios and Money Market. Series I, Series II, Series III and Series NAV shares represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

NEW PORTFOLIOS Effective April 29, 2005 the Trust added several new Portfolios. Seven of these Portfolios (Growth & Income II, Managed, Mid Value, Money Market B, Overseas Equity, Small Cap Growth and Small Cap Value) received assets from John Hancock Variable Series Trust I (“VST”) pursuant to an Agreement and Plan of Reorganization (see “Reorganization” below). The remaining three Portfolios which commenced operations were International Opportunities, Large Cap and Small Cap.

Effective July 29, 2005 American Bond commenced operations, and effective October 24, 2005, the following five Portfolios commenced operations: Small Company Growth, Spectrum Income, U.S. Multi Sector, Value & Restructuring and Vista.

REORGANIZATION Growth & Income II, Managed, Mid Value, Money Market B, Overseas Equity, Small Cap Growth and Small Cap Value (collectively, “JHT Acquiring Portfolios”) are accounting and performance successors of VST Growth & Income Fund, VST Managed Fund, VST Mid Cap Value Fund, VST Money Market Fund, VST Overseas Equity B Fund, VST Small Cap Emerging Growth Fund and VST Small Cap Value Fund (collectively “VST Transferor Funds”), respectively. On April 29, 2005 the JHT Acquiring Portfolios acquired substantially all the assets and assumed the liabilities of VST Transferor Funds pursuant to an Agreement and Plan of Reorganization, in exchange for Series NAV shares of the JHT Acquiring Portfolios.

John Hancock Trust Notes to Financial Statements ORGANIZATION OF THE TRUST, CONTINUED

On March 1, 2005 and April 4, 2005 shareholders of the Trust and VST, respectively, voted to approve an Agreement and Plan of Reorganization providing for: (a) the acquisition of all the assets, subject to all of the liabilities, of the listed below VST/JHT Transferor Portfolios, in exchange for a representative amount of shares listed below for the respective JHT Acquiring Portfolios; (b) the liquidation of the VST/JHT Transferor Portfolios; and (c) the distribution to VST/JHT Transferor Portfolio shareholders of such JHT Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the VST/JHT Transferor Portfolios or their shareholders. The expenses of the reorganization were borne by the VST/JHT Transferor Portfolios and the JHT Acquiring Portfolios, except that JHLICO agreed that it or one of its affiliates would pay such expenses that were allocated to the following VST/JHT Transferor Portfolios: Financial Industries Fund, Managed Fund, Small Cap Emerging Growth Fund and Small Cap Value Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

			Appreciation
		Acquired	(Depreciation)		Acquiring	Acquiring
		net asset	of Transferor	Shares	Portfolio	Portfolio Total
		value of the	Portfolio’s	Issued by	Net Assets	Net Assets
		Transferor	long-term	Acquiring	Prior to	After
JHT Acquiring Portfolio	VST/JHT Transferor Portfolio	Portfolio	investments	Portfolios	Combination	Combination

Blue Chip Growth	VST Large Cap Growth Fund**	$591,633,172	$8,669,404	37,934,840	$1,748,434,692	$2,340,067,864
Equity-Income	VST Fundamental Value Fund**	208,452,867	25,785,673	13,218,318	1,957,884,043	2,166,336,910
Equity-Income	VST Large Cap Value Fund**	422,894,310	42,515,663	26,819,070	2,166,336,910	2,589,231,220
Financial Services	VST Financial Industries Fund**	53,326,562	3,225,321	4,003,461	88,185,059	141,511,621
Health Sciences	VST Health Sciences Fund**	23,874,921	1,467,051	1,838,214	173,588,764	197,463,685
International Value	Overseas*	226,927,160	19,341,007	15,917,579	1,500,679,376	1,727,606,536
Large Cap Growth	VST Earnings Growth Fund**	167,048,161	13,598,538	17,823,803	431,843,855	598,892,016
Mid Cap Stock	Aggressive Growth*	205,457,484	(2,324,968)	16,800,180	758,319,293	963,776,777
Mid Cap Stock	VST Mid Cap Growth Fund**	206,708,528	9,927,066	16,869,292	963,776,777	1,170,485,305
Real Estate Securities	VST Real Estate Equity Fund**	327,189,577	87,446,803	15,001,084	905,003,092	1,232,192,669
Small Cap Opportunities	Small Company Blend*	161,986,923	(9,692,123)	8,349,132	250,816,515	412,803,438
U.S. Global Leaders Growth	Strategic Growth*	80,734,911	(1,987,589)	6,648,912	422,183,271	502,918,182
* Formerly series of JHT
** Formerly series of VST
See Note 8 for capital shares issued in reorganizations.

On 2-28-05 Series III shares of the following Portfolios were liquidated: All Cap Growth, Capital Appreciation, Core Equity, Global Allocation, International Stock, International Value, Large Cap Value, Mid Cap Core, Quantitative Value, Small Cap Opportunities, Small Company, Small Company Value, Strategic Value and U.S. Large Cap.

On October 15, 2004 shareholders of the former VST Mid Cap Value Fund, VST Overseas Fund, VST Overseas Equity C Fund and VST Small Cap Growth Fund approved the following combinations: VST Mid Cap Value Fund into former VST Mid Cap Value B Fund (current name Mid Value Portfolio), VST Overseas Fund and VST Overseas Equity C Fund into the former VST Overseas Equity B Fund (current name Overseas Equity Portfolio), and VST Small Cap Growth Fund into former VST Small Cap Emerging Growth Fund (current name Small Cap Growth Portfolio), respectively. These combinations provided for the transfer of substantially all of the assets and liabilities of the transferor portfolios in exchange solely for the shares of the acquiring portfolios. The acquisitions were accounted for as tax-free exchanges as follows:

		Acquired	Appreciation		Acquiring	Acquiring
		net asset	of Transferor	Shares	Portfolio	Portfolio Total
		value of the	Portfolio’s	Issued by	Net Assets	Net Assets
		Transferor	long-term	Acquiring	Prior to	After
JHT Acquiring Portfolio	VST Transferor Funds	Portfolio	investments	Portfolios	Combination	Combination

Mid Value (formerly VST Mid Cap
Value B Fund)	VST Mid Cap Value Fund**	$35,028,580	$1,952,583	2,966,354	$119,984,562	$155,013,142
Overseas Equity (formerly VST
Overseas Equity B Fund)	VST Overseas Equity C Fund**	58,096,420	1,156,844	5,834,558	117,173,628	175,270,048
Overseas Equity (formerly VST
Overseas Equity B Fund)	VST Overseas Equity Fund**	54,779,900	6,490,241	5,501,483	175,270,048	230,049,948
Small Cap Growth (formerly VST
Small Cap Emerging Growth Fund)	VST Small Cap Growth Fund**	139,231,049	8,408,960	17,268,861	71,666,113	210,897,162
** Formerly series of VST
See Note 8 for capital shares issued in reorganizations.

John Hancock Trust Notes to Financial Statements ORGANIZATION OF THE TRUST, CONTINUED

On April 30, 2004 shareholders of the Balanced and Quantitative Equity Portfolios voted to approve an Agreement and Plan of Reorganization providing for: (a) the acquisition of all the assets, subject to all of the liabilities, of the listed below Transferor Portfolios, in exchange for a representative amount of shares listed below for the respective Acquiring Portfolios; (b) the liquidation of the Transferor Portfolios; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolios or their shareholders. The expenses of the reorganization were borne by the Transferor Portfolios and the Acquiring Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange on April 30, 2004.

		Acquired	Appreciation		Acquiring	Acquiring
		net asset	of Transferor	Shares	Portfolio	Portfolio Total
		value of the	Portfolio’s	Issued by	Net Assets	Net Assets
		Transferor	long-term	Acquiring	Prior to	After
Acquiring Portfolio	Transferor Portfolio	Portfolio	investments	Portfolios	Combination	Combination

Income and Value	Balanced*	$142,357,759	$4,739,713	13,978,308	$593,457,973	$735,815,732
U.S. Large Cap	Quantitative Equity*	193,557,621	10,461,203	15,123,531	612,929,786	806,487,407
* Formerly series of JHT
See Note 8 for capital shares issued in reorganizations.

2. SIGNIFICANT ACCOUNTING POLICIES In the preparation of the financial statements the Portfolios follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation The net asset value of the shares of each Portfolio is determined daily as of the close of the New York Stock Exchange, normally at 4:00 P.M. Eastern time. Investments in underlying funds of the Fund of Funds Portfolios are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. Securities held by Money Market and short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in State Street Navigator Securities Lending Prime Portfolio are valued at their net asset value each business day. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Portfolio is calculating the net asset value. In view of these factors, it is likely that Portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Portfolios that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Portfolios will, on an ongoing basis, monitor for “significant market events.” A “significant market event” may be a certain percentage change in the value of an index or of certain Exchange Traded Funds that track foreign markets in which Portfolios have significant investments. If a significant market event occurs due to a change in the value of the index or of Exchange Traded Funds, the pricing for all Portfolios that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset value of such Portfolios will be recommended to the Trust’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a Portfolio’s shares reflects the value of the Portfolio’s securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Portfolio at deflated prices, reflecting stale security valuations, and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Repurchase Agreements Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by John Hancock Investment Management Services, LLC (the “Adviser”), a Delaware limited liability company controlled by John Hancock USA. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Foreign Currency Transactions The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of securities, other assets and other liabilities at the current rate of exchange at period end of such currencies against U.S. dollars; and

(ii) purchases and sales of securities, income and expenses at the rate of exchange quoted on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities.

The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in securities of domestic companies and the U. S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of the United States.

Security Transactions and Related Investment Income Investment security transactions are accounted for on a trade date basis. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or as soon after the ex-date that the Portfolio becomes aware of such dividends, net of all taxes. Original issue discounts are accreted for financial and tax reporting purposes. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based upon consistently applied procedures.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain of the Portfolios may invest in Real Estate Investment Trusts (“REITs”) and as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use the First In, First Out method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Multi-Class Operations All income, expenses (except class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expense Allocation Expenses not directly attributable to a particular Portfolio or class of shares are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred. Class specific expenses, such as Transfer Agent fees, Blue Sky fees and Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes. In the case of JHT American Portfolios, expenses in the Portfolios’ Statements of Operations reflect the expenses of the Portfolios and do not include any indirect expenses related to the underlying funds.

Purchased and Written Options All Portfolios, with the exception of JHT American Portfolios, Money Market and Money Market B, may purchase and sell put and call options on securities (whether or not it holds the securities in its Portfolio), securities indices, currencies and futures contracts.

When a Portfolio writes a put or call option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Portfolio enters into an offsetting purchase option, the Portfolio realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Portfolio purchases upon exercise of the option.

When a Portfolio purchases a put or call option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Portfolio realizes a loss for the cost of the option. If a Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If a Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The Portfolios may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Portfolio’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Written options for the year ended December 31, 2005 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Health Sciences
Outstanding, beginning of period	9,781	$3,029,283
Options written	36,247	12,025,648
Option closed	(32,527)	(10,698,625)
Options expired	(1,695)	(369,803)
Outstanding, end of period	11,806	3,986,503

Mid Cap Core
Outstanding, beginning of period	—	—
Options written	1,660	$155,153
Outstanding, end of period	1,660	155,153

Value & Restructuring
Outstanding, beginning of period	—	—
Options written	465	$336,679
Option closed	(170)	(203,174)
Outstanding, end of period	295	133,505

The following is a summary of open written options outstanding as of December 31, 2005:

PORTFOLIO	NAME OF ISSUER	NUMBER OF CONTRACTS	EXERCISE PRICE	EXPIRATION DATE	VALUE

Health Sciences	CALLS

	Amgen, Inc.	50	$65.00	Jan 2006	($70,500)
	Amgen, Inc.	121	85.00	Jan 2006	(1,210)
	Amgen, Inc.	168	80.00	Jan 2006	(16,800)
	Amylin Pharmaceuticals, Inc.	239	25.00	Jan 2006	(346,550)
	Amylin Pharmaceuticals, Inc.	123	35.00	Jan 2006	(62,730)
	Biogen Idec, Inc.	42	50.00	Jan 2006	(630)
	Biomet, Inc.	41	40.00	Jan 2006	(410)
	Boston Scientific Corp.	242	25.00	Jan 2006	(14,520)
	Boston Scientific Corp.	123	27.50	Jan 2006	(1,230)
	Celgene Corp.	163	60.00	Jan 2006	(81,500)
	Communityhealth Systems, Inc.	33	40.00	Jan 2006	(495)
	Davita, Inc.	41	55.00	Jan 2006	(3,828)
	Genentech, Inc.	125	100.00	Jan 2006	(11,250)
	Genentech, Inc.	41	105.00	Jan 2006	(1,435)
	Gilead Sciences, Inc.	83	50.00	Jan 2006	(27,390)
	Kinetic Concepts, Inc.	42	40.00	Jan 2006	(210)
	Lilly (Eli) & Company	165	50.00	Jan 2006	(108,900)
	Medicines Company	81	20.00	Jan 2006	(405)
	Monsanto Company	126	85.00	Jan 2006	(3,780)
	Neurocrine Biosciences, Inc.	99	60.00	Jan 2006	(35,640)
	Neurocrine Biosciences, Inc.	43	65.00	Jan 2006	(4,730)
	Onyx Pharmaceuticals, Inc.	83	35.00	Jan 2006	(1,245)
	Protein Design Labs, Inc.	41	30.00	Jan 2006	(1,640)
	Sepracor, Inc.	250	60.00	Jan 2006	(6,250)

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
PORTFOLIO	NAME OF ISSUER	NUMBER OF CONTRACTS	EXERCISE PRICE	EXPIRATION DATE	VALUE

Health Sciences	CALLS

	Shire Pharmaceuticals Group PLC	105	$40.00	Jan 2006	($10,500)
	Stryker Corp.	44	47.50	Jan 2006	(1,100)
	Teva Pharmaceutical Inds Ltd.	124	32.50	Jan 2006	(128,960)
	Zimmer Holdings, Inc.	44	70.00	Jan 2006	(3,080)
	Affymetrix, Inc.	75	50.00	Feb 2006	(13,875)
	Amgen, Inc.	168	85.00	Feb 2006	(14,280)
	Cubist Pharmaceuticals, Inc.	170	20.00	Feb 2006	(39,100)
	Elan Corp. PLC	170	15.00	Feb 2006	(20,400)
	Gilead Sciences, Inc.	83	60.00	Feb 2006	(4,565)
	Gilead Sciences, Inc.	41	50.00	Feb 2006	(18,040)
	Imclone Systems, Inc.	208	35.00	Feb 2006	(42,640)
	Neurocrine Biosciences, Inc.	42	70.00	Feb 2006	(6,720)
	Protein Design Labs, Inc.	124	30.00	Feb 2006	(16,120)
	Protein Design Labs, Inc.	118	35.00	Feb 2006	(2,714)
	Genentech, Inc.	85	105.00	Mar 2006	(11,475)
	Hologic, Inc.	78	70.00	Mar 2006	(40,560)
	Immucor Corp.	123	30.00	Mar 2006	(3,690)
	Stryker Corp.	70	50.00	Mar 2006	(4,550)
	Zimmer Holdings, Inc.	133	75.00	Mar 2006	(13,300)
	Allergan, Inc.	32	120.00	Apr 2006	(6,240)
	Amgen, Inc.	172	90.00	Apr 2006	(15,480)
	Davita, Inc.	67	55.00	Apr 2006	(6,365)
	MGI Pharma, Inc.	207	22.50	Apr 2006	(12,420)
	Patterson Companies, Inc.	83	45.00	Apr 2006	(2,075)
	Sepracor, Inc.	166	70.00	Apr 2006	(6,640)
	St. Jude Medical, Inc.	41	55.00	Apr 2006	(5,945)
	Affymetrix, Inc.	41	50.00	May 2006	(14,760)
	Imclone Systems, Inc.	170	35.00	May 2006	(64,600)
	Imclone Systems, Inc.	166	40.00	May 2006	(24,900)
	United Therapeutics Corp.	52	90.00	May 2006	(8,060)
	Immucor Corp.	42	30.00	Jun 2006	(3,570)
	Kinetic Concepts, Inc.	165	45.00	Jun 2006	(45,375)
	Myogen, Inc.	85	40.00	Jun 2006	(19,975)
	Zimmer Holdings, Inc.	48	75.00	Jun 2006	(11,760)
	Celgene Corp.	131	75.00	Jul 2006	(62,487)
	Davita, Inc.	43	55.00	Jul 2006	(7,955)
	Wyeth	129	50.00	Jul 2006	(18,060)
	Alkermes, Inc.	41	25.00	Aug 2006	(4,715)
	Gilead Sciences, Inc.	168	65.00	Aug 2006	(33,600)
	Schering Plough Corp.	167	22.50	Aug 2006	(18,370)
	Gilead Sciences, Inc.	84	70.00	Jan 2007	(21,420)
	Johnson & Johnson	166	65.00	Jan 2007	(44,820)
	Onyx Pharmaceuticals, Inc.	83	40.00	Jan 2007	(30,710)

		7,119			($1,689,249)

	PUTS

	Aetna, Inc.	50	$90.00	Jan 2006	($2,500)
	Amgen, Inc.	129	70.00	Jan 2006	(1,290)
	Amylin Pharmaceuticals, Inc.	16	35.00	Jan 2006	(400)
	Amylin Pharmaceuticals, Inc.	41	30.00	Jan 2006	(410)
	Baxter International, Inc.	59	35.00	Jan 2006	(590)
	Baxter International, Inc.	38	40.00	Jan 2006	(9,120)
	Biogen Idec, Inc.	50	45.00	Jan 2006	(6,000)
	Biomet, Inc.	41	37.50	Jan 2006	(5,125)
	Cardinal Health Inc.	41	65.00	Jan 2006	(410)
	Caremark Rx, Inc.	49	50.00	Jan 2006	(1,470)
	Caremark Rx, Inc.	50	55.00	Jan 2006	(15,500)
	Celgene Corp.	48	40.00	Jan 2006	(240)

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
PORTFOLIO	NAME OF ISSUER	NUMBER OF CONTRACTS	EXERCISE PRICE	EXPIRATION DATE	VALUE

	PUTS

	Celgene Corp.	41	$45.00	Jan 2006	($205)
	Communityhealth Systems, Inc.	12	40.00	Jan 2006	(2,400)
	Coventry Health Care, Inc.	41	56.625	Jan 2006	(3,895)
	Forest Labs, Inc.	91	40.00	Jan 2006	(6,825)
	Forest Labs, Inc.	66	45.00	Jan 2006	(28,380)
	Genentech, Inc.	79	80.00	Jan 2006	(2,370)
	Genentech, Inc.	49	85.00	Jan 2006	(3,185)
	Gilead Sciences, Inc.	106	47.50	Jan 2006	(1,590)
	Gilead Sciences, Inc.	42	50.00	Jan 2006	(2,310)
	HCA Inc.	110	55.00	Jan 2006	(48,400)
	Icos Corp.	84	30.00	Jan 2006	(20,580)
	Lilly (Eli) & Company	31	55.00	Jan 2006	(930)
	Manor Care, Inc.	13	40.00	Jan 2006	(845)
	Medtronic, Inc.	23	55.00	Jan 2006	(345)
	Merck & Company, Inc.	62	30.00	Jan 2006	(3,100)
	Neurocrine Biosciences, Inc.	41	55.00	Jan 2006	(615)
	Onyx Pharmaceuticals, Inc.	79	25.00	Jan 2006	(1,185)
	OSI Pharmaceuticals, Inc.	42	25.00	Jan 2006	(840)
	Protein Design Labs, Inc.	41	25.00	Jan 2006	(615)
	Quest Diagnostics, Inc.	32	55.00	Jan 2006	(11,200)
	Sepracor, Inc.	126	65.00	Jan 2006	(167,580)
	Stryker Corp.	44	50.00	Jan 2006	(24,200)
	United Healthcare Corp.	49	57.50	Jan 2006	(980)
	Walgreen Company	2	50.00	Jan 2006	(1,120)
	Wellpoint, Inc.	50	67.50	Jan 2006	(250)
	Wyeth	86	45.00	Jan 2006	(2,580)
	Zimmer Holdings, Inc.	33	65.00	Jan 2006	(1,980)
	St. Jude Medical, Inc.	111	50.00	Jan 2006	(11,100)
	Affymetrix, Inc.	25	50.00	Feb 2006	(9,750)
	Alcon, Inc.	49	125.00	Feb 2006	(17,150)
	Cubist Pharmaceuticals, Inc.	64	22.50	Feb 2006	(14,080)
	Gen Probe, Inc.	42	40.00	Feb 2006	(1,470)
	Gilead Sciences, Inc.	25	50.00	Feb 2006	(3,375)
	Imclone Systems, Inc.	50	35.00	Feb 2006	(13,000)
	Hologic, Inc.	96	60.00	Mar 2006	(6,720)
	Hologic, Inc.	78	70.00	Mar 2006	(16,770)
	Immucor Corp.	25	22.50	Mar 2006	(6,250)
	Stryker Corp.	41	50.00	Mar 2006	(23,780)
	Zimmer Holdings, Inc.	53	65.00	Mar 2006	(10,865)
	Allergan, Inc.	41	110.00	Apr 2006	(25,010)
	Davita, Inc.	43	55.00	Apr 2006	(20,210)
	St. Jude Medical, Inc.	16	50.00	Apr 2006	(4,640)
	St. Jude Medical, Inc.	41	55.00	Apr 2006	(23,370)
	Vertex Pharmaceuticals, Inc.	42	30.00	Apr 2006	(21,840)
	Imclone Systems, Inc.	83	35.00	May 2006	(30,710)
	Medtronic, Inc.	25	60.00	May 2006	(8,500)
	Invitrogen Corp.	85	65.00	May 2006	(31,450)
	Immucor, Corp.	42	22.50	Jun 2006	(9,055)
	Kinetic Concepts, Inc.	90	40.00	Jun 2006	(38,700)
	Pfizer, Inc.	52	22.50	Jun 2006	(5,460)
	Stryker Corp.	18	50.00	Jun 2006	(10,980)
	Zimmer Holdings, Inc.	48	80.00	Jun 2006	(60,480)
	Abgenix, Inc.	75	15.00	Jul 2006	(375)
	Celgene Corp.	84	70.00	Jul 2006	(86,520)
	Cigna Corp.	27	125.00	Jul 2006	(40,500)
	Davita, Inc.	43	55.00	Jul 2006	(22,360)
	Patterson Companies, Inc.	41	35.00	Jul 2006	(12,711)
	Resmed, Inc.	52	40.00	Jul 2006	(20,800)
	Alcon, Inc.	53	140.00	Aug 2006	(85,330)

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
PORTFOLIO	NAME OF ISSUER	NUMBER OF CONTRACTS	EXERCISE PRICE	EXPIRATION DATE	VALUE

	PUTS

	Barr Pharmaceuticals, Inc.	53	$65.00	Aug 2006	($19,610)
	Allergan, Inc.	41	105.00	Jan 2007	(33,210)
	Caremark Rx, Inc.	50	55.00	Jan 2007	(29,000)
	Cephalon, Inc.	59	60.00	Jan 2007	(3,540)
	Coventry Health Care, Inc.	55	65.00	Jan 2007	(53,900)
	Guidant Corp.	24	60.00	Jan 2007	(6,480)
	Invitrogen Corp.	50	70.00	Jan 2007	(18,500)
	Johnson & Johnson	50	60.00	Jan 2007	(18,000)
	Johnson & Johnson	41	65.00	Jan 2007	(25,420)
	Merck & Company, Inc.	127	32.50	Jan 2007	(41,910)
	Merck & Company, Inc.	42	35.00	Jan 2007	(19,740)
	Monsanto Company	67	70.00	Jan 2007	(33,500)
	Monsanto Company	42	75.00	Jan 2007	(28,980)
	Onyx Pharmaceuticals, Inc.	50	30.00	Jan 2007	(32,500)
	Pfizer, Inc.	125	25.00	Jan 2007	(36,875)
	Schein Henry, Inc.	50	45.00	Jan 2007	(20,500)
	Myogen, Inc.	14	30.00	Jan 2008	(11,480)

		4,687			($1,508,016)

Mid Cap Core	CALLS

	BJ Services Company	360	$70.00	Jan 2006	($73,800)
	Nabors Industries Ltd.	190	70.00	Jan 2006	(129,200)
	Williams Companies, Inc	1,110	25.00	Jan 2006	(16,650)

		1,660			($219,650)

Value & Restructuring	CALLS

	Devon Energy Corp.	125	$60.00	Jan 2006	($45,000)
	Burlington Resources, Inc.	124	70.00	Feb 2006	(204,600)
	Todco Class A	46	45.00	Mar 2006	(5,290)

		295			($254,890)

Securities Lending All Portfolios, with the exception of JHT American Portfolios, may lend securities in amounts up to 33 1/3% of each Portfolio’s total non-cash assets to brokers, dealers and other financial institutions, provided such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, marked to market to the value of the loaned securities on a daily basis. The Portfolios may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially. Consequently, loans of Portfolio securities will only be made to firms deemed by the subadvisers to be creditworthy. The Portfolios receive compensation for lending their securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. Cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio.

All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio the next business day. During the loan period, the Portfolio continues to retain rights of ownership, including dividends and interest of the loaned securities. As of December 31, 2005 the values of securities loaned and of cash collateral were as follows:

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	VALUE OF SECURITIES LOANED	VALUE OF CASH COLLATERAL	VALUE OF SECURITIES COLLATERAL

All Cap Core	$13,489,388	$13,829,905	—
Classic Value	2,088,130	2,142,975	—
Dynamic Growth	26,454,201	27,052,760	—
Financial Services	16,654,709	17,063,576	—
Global	65,081,996	68,126,258	—
Global Allocation	9,285,386	9,627,909	$36,830
Growth & Income	57,185,279	58,647,032	—
Growth & Income II	62,266,691	63,685,520	—
Income & Value	63,567,126	65,039,889	—
Large Cap Growth	11,619,638	11,887,375	—
Managed	79,820,439	81,656,917	—
Mid Value	28,822,978	29,577,049	—
Overseas Equity	48,169,374	50,619,243	—
Pacific Rim	37,261,314	39,184,589	14,127
Quantitative All Cap	32,713,693	33,684,961	—
Science & Technology	26,245,505	26,961,844	—
Small Cap Growth	68,780,958	70,495,250	—
Small Cap Value	60,557,845	62,069,267	—
Small Company Value	2,175,150	2,231,250	—
Strategic Opportunities	55,645,056	56,973,702	—
U.S. Large Cap	46,686,023	47,869,984	—
Utilities	7,777,746	7,975,737	—

The cash collateral was invested in a short-term instrument.

Dollar Rolls All Portfolios, with the exception of JHT American Portfolios, Money Market and Money Market B, may enter into mortgage dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed upon date. The Portfolios receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Futures All Portfolios, with the exception of JHT American Portfolios, Money Market and Money Market B, may purchase and sell financial futures contracts and options on those contracts. The Portfolios invest in contracts based on financial instruments such as U.S. Treasury Bonds or Notes or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Portfolios.

Upon entering into futures contracts, a Portfolio is required to deposit with a broker an amount, termed the initial margin, which typically represents a certain percentage of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker, and the Portfolio realizes a gain or loss.

When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Portfolio could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of open futures contracts as of December 31, 2005:

		NUMBER		EXPIRATION	APPRECIATION
PORTFOLIO	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	(DEPRECIATION)

All Cap Core	S&P 500 Index	2	Long	Mar 2006	($8,362)
	Russell 2000 Index	37	Long	Mar 2006	(219,372)

					($227,734)

Growth & Income	S&P 500 Index	34	Long	Mar 2006	($190,640)

					($190,640)

International Stock	DAX Index	133	Long	Mar 2006	$426,821
	S&P / MIB 30 Index	32	Long	Mar 2006	140,632
	TOPIX Index	106	Long	Mar 2006	493,540
	SPI 200 Index	18	Short	Mar 2006	(44,002)
	S&P Toronto Stock Exchange 60 Index	176	Short	Mar 2006	(154,724)

					$862,267

Large Cap	S&P 500 Index	7	Long	Mar 2006	($35,685)

					(35,685)

Managed	S&P 500 Index	51	Long	Mar 2006	($285,960)

					($285,960)

Spectrum Income	U.S. Treasury Bonds	5	Long	Mar 2006	$8,984
	U.S. 2-year Treasury Notes	1	Short	Mar 2006	63
	U.S. 5-year Treasury Notes	1	Short	Mar 2006	78
	U.S. 10-year Treasury Notes	14	Short	Mar 2006	(9,320)
	U.S. Treasury Bonds	3	Short	Mar 2006	(2,883)

					($3,078)

U.S. Multi Sector	S&P 500 Index	134	Long	Mar 2006	($724,859)

					($724,859)

Swap Contracts All Portfolios, with the exception of JHT American Portfolios, Money Market and Money Market B, may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay or receive interest of one instrument for that of another instrument (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional principal amount). The Portfolios settle accrued net receivable or payable balances under the swap contracts on a periodic basis. Accrued interest receivable or payable on the swap contracts is recorded as realized gain or loss. The Portfolios record changes in the value of the swaps as unrealized gains or losses on swap contracts.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Certain Portfolios may enter into credit default swaps in which either they or their counterparties act as guarantors. By acting as the guarantor of a swap, a Portfolio assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Portfolio may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

Forward Foreign Currency Contracts All Portfolios, with the exception of JHT American Portfolios, Money Market and Money Market B, may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or Portfolio position. Forward foreign currency contracts are valued at forward foreign currency exchange rates and marked to market daily. Net realized gains (losses) on foreign currency and forward foreign currency contracts shown in the Statements of Operations include net gains or losses realized by a Portfolio on contracts that have matured.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period, the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined using forward foreign currency exchange rates supplied by a quotation service. The Portfolios could be exposed to risks in excess of amounts recognized on the Statements of Assets and Liabilities if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the forward foreign currency contract changes unfavorably.

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

At December 31, 2005 certain Portfolios entered into forward foreign currency contracts, which contractually obligate the Portfolios to deliver currencies at future dates. Open forward foreign currency contracts as of December 31, 2005 were as follows:

		PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
PORTFOLIO	CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

Global Allocation	BUYS

	Canadian Dollar	145,000	May 2006	$1,127
	Japanese Yen	1,408,800,000	May 2006	46,958
	Singapore Dollar	9,700,000	May 2006	120,926
	Swedish Krona	75,940,000	May 2006	291,789
	Swiss Franc	7,760,000	May 2006	42
	Thailand Baht	219,080,000	May 2006	20,197

				$481,039

	SELLS

	Australian Dollar	1,382,440	May 2006	($3,335)
	Canadian Dollar	1,891,823	May 2006	(32,387)
	Euro	8,824,610	May 2006	(94,812)
	Euro	1,033,097	May 2006	6,229
	Pound Sterling	5,328,352	May 2006	6,006

				($118,299)

Income & Value	SELLS

	Euro	17,956	Jan 2006	$187
	Euro	54,211	Jan 2006	849

				$1,036

International Stock	BUYS

	Canadian Dollar	1,425,662	Feb 2006	$15,527
	Euro	3,392,706	Feb 2006	10,348
	Japanese Yen	493,248,000	Feb 2006	(31,233)
	Japanese Yen	5,422,433,000	Feb 2006	264,900
	Norwegian Krone	144,966,806	Feb 2006	(283,184)
	Swedish Krona	15,804,000	Feb 2006	(12,747)
	Swedish Krona	235,276,950	Feb 2006	679,688
	Swiss Franc	26,074,408	Feb 2006	(95,470)
	Swiss Franc	5,214,882	Feb 2006	3,071

				$550,900

	SELLS

	Australian Dollar	3,783,754	Feb 2006	$191
	Australian Dollar	8,187,773	Feb 2006	(16,667)
	Canadian Dollar	4,322,784	Feb 2006	(72,352)
	Danish Kroner	6,567,079	Feb 2006	2,210
	Euro	20,775,274	Feb 2006	(140,442)
	Euro	9,236,457	Feb 2006	94,355
	Hong Kong Dollar	5,014,152	Feb 2006	79
	Japanese Yen	8,078,102	Feb 2006	(124,088)
	Pound Sterling	5,465,364	Feb 2006	(5,158)
	Pound Sterling	38,103,659	Feb 2006	286,769

				$24,897

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

		PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
PORTFOLIO	CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

Overseas Equity[1]	SELLS

	Canadian Dollar	1,385,000	Jan 2006	($23,460)

				($23,460)
1 At December 31, 2005, forward foreign currency buys under master netting agreements excluded above amounted to a receivable of $4,190 with Merrill Lynch and a payable of $18,180 with
Morgan Stanley.

Spectrum Income	BUYS

	Mexican Peso	5,450,000	Feb 2006	$510
	Argentine Peso	1,812,506	Feb 2006	(1,315)
	Australian Dollar	63,953	Feb 2006	(1,121)
	Australian Dollar	736,505	Feb 2006	4,102
	Canadian Dollar	180,314	Feb 2006	(1,128)
	Canadian Dollar	1,205,072	Feb 2006	22,926
	Czech Koruna	1,914,253	Feb 2006	1,373
	Danish Kroner	225,940	Feb 2006	(36)
	Danish Kroner	196,517	Feb 2006	281
	Euro	4,130,290	Feb 2006	30,043
	Hungarian Forint	25,762,240	Feb 2006	1,081
	Israeli Shekel	5,576,205	Feb 2006	22,543
	Japanese Yen	110,847,900	Feb 2006	(3,963)
	Japanese Yen	1,179,370,622	Feb 2006	157,548
	Mexican Peso	5,816,001	Feb 2006	(6,330)
	Norwegian Krone	850,294	Feb 2006	(1,331)
	Polish Zloty	1,132,902	Feb 2006	13,975
	Pound Sterling	1,062,668	Feb 2006	(15,008)
	South African Rand	102,165	Feb 2006	1,094
	South Korean Won	1,117,310,200	Feb 2006	24,207
	Swedish Krona	8,300,203	Feb 2006	28,064
	Yuan Renminbi	4,685,400	Oct 2006	168

				$277,683

	SELLS

	Mexican Peso	1,753,317	Feb 2006	$1,039
	Argentine Peso	291,000	Feb 2006	1,820
	Australian Dollar	1,281,001	Feb 2006	34,802
	Australian Dollar	748,386	Feb 2006	11,573
	Canadian Dollar	253,000	Feb 2006	(451)
	Canadian Dollar	164,352	Feb 2006	1,096
	Danish Kroner	221,470	Feb 2006	(2,045)
	Euro	9,146,824	Feb 2006	(142,483)
	Euro	3,672,396	Feb 2006	38,915
	Japanese Yen	1,834,424	Feb 2006	(31,548)
	Japanese Yen	432,027	Feb 2006	6,785
	Mexican Peso	1,609,041	Feb 2006	(9,348)
	Mexican Peso	38,000	Feb 2006	282
	Polish Zloty	371,782	Feb 2006	4,140
	Pound Sterling	171,302	Feb 2006	5,094
	South African Rand	147,085	Feb 2006	(10,921)

				($91,250)

Utilities	BUYS

	Euro	570,342	Jan 2006	($4,476)
	Euro	372,976	Jan 2006	2,517
	Pound Sterling	477,770	Jan 2006	(15,639)
	Pound Sterling	63,193	Jan 2006	180
	Euro	272,929	Feb 2006	(837)
	Euro	385,161	Feb 2006	25

				($18,230)

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
		PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
PORTFOLIO	CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

Utilities	SELLS

	Euro	213,218	Jan 2006	($818)
	Euro	976,031	Jan 2006	3,043
	Pound Sterling	463,817	Jan 2006	14,493
	Pound Sterling	221,454	Jan 2006	(99)
	Pound Sterling	3,868,883	Jan 2006	135,011
	Euro	2,445,252	Feb 2006	(23,334)
	Euro	8,717,134	Feb 2006	(92,980)

				$35,316

Forward Commitments All Portfolios, with the exception of JHT American Portfolios, may purchase or sell debt securities on a when issued or forward delivery basis, which means that the obligations will be delivered to the Portfolios at a future date, which may be a month or more after the date of commitment. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

The Portfolio may receive compensation for interest forgone in the purchase of forward delivery securities. With respect to purchase commitments, each Portfolio identi-fies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The value of the securities underlying a forward commitment to purchase securities, and the subsequent fluctuations in their value, are taken into account when determining the Portfolio’s net asset value starting on the day the Portfolio agrees to purchase the securities. The market values of the securities purchased on a forward delivery basis are identified in the Portfolio of Investments.

Federal Income Taxes Each Portfolio’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio is treated as a separate taxpayer for federal income tax purposes.

Distribution of Income and Gains During any particular year, net realized gains from investment transactions of each Portfolio, in excess of available capital loss carryforwards of each Portfolio, would be taxable to such Portfolio if not distributed. Therefore, each Portfolio intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax. Substantially all of the net investment income of Money Market and Money Market B is declared as a dividend to shareholders of record as of the close of business each day and is reinvested daily.

Distributions paid by the Portfolios with respect to each Series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each Series. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital Accounts The Portfolios report the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Portfolio may periodically make reclassifications among certain capital accounts without affecting its net asset value.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Advisory Fees The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating sub advisers to handle the investment and reinvestment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. In the case of the JHT American Portfolios, no advisory fees are charged. Advisory fees charged to all other Portfolios are as follows:

Portfolio	Average Net Assets — All Asset Levels

Classic Value	0.800%
Growth & Income II1	0.675
Managed[2]	0.690
Strategic Opportunities	0.800

1 Until May 1, 2005, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.710% of the first $150 million of the Portfolio’s average net assets, (b) 0.690% of the next $150 million and (c) 0.670% of the Portfolio’s average net assets in excess of $300 million.

2 Until May 1, 2005, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.740% of the first $500 million of the Portfolio’s average net assets, (b) 0.680% of the next $500 million and (c) 0.650% of the Portfolio’s average net assets in excess of $1 billion.

John Hancock Trust Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

		Between
	First	$500 million	Excess
	$500 million	and $1 billion	Over $1 billion
	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets

All Cap Core[1]	0.800%	0.750%	0.750%
Blue Chip Growth[2]	0.825	0.825	0.800
Dynamic Growth[3]	0.950	0.900	0.900
Emerging Growth[4]	0.800	0.800	0.800
Emerging Small Company[5]	1.000	0.970	0.950
Equity-Income[6]	0.825	0.825	0.800
Global Allocation[7]	0.850	0.800	0.800

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the All Cap Core, a series of the Trust, and the All Cap Core Fund, a series of John Hancock Funds
II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
2 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Blue Chip Growth, a series of the Trust, and the Blue Chip Growth Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
3 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Dynamic Growth, a series of the Trust, and the Dynamic Growth Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
4 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Emerging Growth, a series of the Trust, and the Emerging Growth Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
5 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Emerging Small Company, a series of the Trust, and the Emerging Small Company Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
6 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Equity-Income, a series of the Trust, and the Equity-Income Fund, a series of John Hancock
Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
7 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Global Allocation, a series of the Trust, and the Global Allocation Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

		Between	Between	Between
	First	$50 million	$200 million	$500 million	Excess
	$50 million	and $200 million	and $500 million	and $1 billion	Over $1 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets	Net Assets	Net Assets

All Cap Growth	0.900%	0.900%	0.900%	0.850%	0.850%
Health Sciences[1]	1.050	1.050	1.050	1.000	1.000
International Small Cap[2]	1.050	1.050	0.950	0.850	0.850
International Value[3]	0.950	0.950	0.850	0.800	0.800
Mid Cap Stock[4]	0.875	0.875	0.850	0.825	0.825
Mid Cap Value[5]	0.900	0.900	0.850	0.825	0.825
Mid Value[6]	1.050	0.950	0.950	0.950	0.950
Money Market[7]	0.500	0.500	0.500	0.470	0.470
Natural Resources[8]	1.050	1.000	1.000	1.000	1.000
Pacific Rim[9]	0.800	0.800	0.800	0.700	0.700
Quantitative All Cap[10]	0.750	0.700	0.700	0.700	0.700
Quantitative Mid Cap[11]	0.750	0.750	0.650	0.650	0.650
Real Estate Securities[12]	0.700	0.700	0.700	0.700	0.700
Science & Technology[13]	1.050	1.050	1.050	1.000	1.000
Small Cap[14]	0.850	0.850	0.850	0.850	0.850
Small Cap Opportunities[15]	1.000	1.000	1.000	0.950	0.950
Small Company Value[16]	1.050	1.050	1.050	1.000	1.000
Special Value[17]	1.000	1.000	1.000	0.950	0.950
U.S. Large Cap	0.825	0.825	0.825	0.825	0.800
Value[18]	0.750	0.750	0.725	0.650	0.650

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Health Sciences, a series of the Trust, and the Health Sciences Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
2 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the International Small Cap, a series of the Trust, and the International Small Cap Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
3 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the International Value, a series of the Trust, the International Value Fund, a series of John
Hancock Funds II, the Global, a series of the Trust and the Global Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of
John Hancock Funds II.
4 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Stock, a series of the Trust, and the Mid Cap Stock Fund, a series of John Hancock
Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

John Hancock Trust Notes to Financial Statements INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

5 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Value, a series of the Trust, and the Mid Cap Value Fund, a series of John Hancock
Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
6 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Mid Value, a series of the Trust, and the Mid Value Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II. Until May 1, 2005, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 1.050% of the first $100 million of the Portfolio’s average net assets and (b) 1.000% of the Portfolio’s average net assets in excess of $100 million.
7 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Money Market, a series of the Trust, and the Money Market Fund, a series of John Hancock
Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II. Until May 1, 2005, the Portfolio paid monthly advisory fees at an annual rate of 0.250% of the Portfolio’s average net assets.
8 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Natural Resources, a series of the Trust, and the Natural Resources Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
9 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Pacific Rim, a series of the Trust, and the Pacific Rim Fund, a series of John Hancock Funds
II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
10 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Quantitative All Cap, a series of the Trust, and the Quantitative All Cap Fund, a series of
John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
11 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Quantitative Mid Cap, a series of the Trust, and the Quantitative Mid Cap Fund, a series of
John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
12 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Real Estate Securities, a series of the Trust, and the Real Estate Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
13 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Science & Technology, a series of the Trust, and the Science & Technology Fund, a series of
John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
14 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Small Cap, a series of the Trust, and the Small Cap Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
15 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Opportunities, a series of the Trust, and the Small Cap Opportunities Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
16 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Small Company Value, a series of the Trust, and the Small Company Value Fund, a series of
John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
17 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Special Value, a series of the Trust, and the Special Value Fund, a series of John Hancock
Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
18 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Value, a series of the Trust, and the Value Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

		Between	Between
	First	$50 million	$250 million	Excess
	$50 million	and $250 million	and $500 million	Over $500 million
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets	Net Assets

All Cap Value[1]	0.850%	0.850%	0.800%	0.750%
Financial Services[2]	0.850	0.800	0.800	0.750
Fundamental Value[3]	0.850	0.800	0.800	0.750
International Opportunities[4]	1.000	1.000	0.950	0.900
Large Cap[5]	0.850	0.850	0.800	0.750

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the All Cap Value, a series of the Trust, and the All Cap Value Fund, a series of John Hancock Funds
II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
2 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Financial Services, a series of the Trust, and the Financial Services Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
3 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Fundamental Value, a series of the Trust, and the Fundamental Value Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
4 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the International Opportunities, a series of the Trust, and the International Opportunities Fund, a
series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
5 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Large Cap, a series of the Trust, and the Large Cap Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

	First	Excess
	$300 million	Over $300 million
	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets

Capital Appreciation[1]	0.850%	0.800%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Capital Appreciation, a series of the Trust, and the Capital Appreciation Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

John Hancock Trust Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

	First	Excess
	$350 million	Over $350 million
	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets

Core Equity[1]	0.850%	0.750%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Core Equity, a series of the Trust, and the Core Equity Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

	First	Excess
	$1 billion	Over $1 billion
	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets

Global[1]	0.850%	0.800%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Global, a series of the Trust, the Global Fund, a series of John Hancock Funds II, the International Value, a series of the Trust, and the International Value Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

		Between	Between	Between
	First	$50 million	$200 million	$500 million	Excess
Portfolio	$50 million	and $200 million	and $500 million	and $1 billion	Over $1 billion

Growth & Income[1]	0.700%	0.700%	0.700%	0.650%	0.600%

1 Effective October 14, 2005, the Growth & Income advisory fee increased to:

	First	Between $500 million	Between $1 billion	Excess over
	$500 million	and $1 billion	and $2.5 billion	$2.5 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets*	Net Assets*	Net Assets*	Net Assets*

Growth & Income	0.780%	0.760%	0.750%	0.740%

*For purposes of determining Aggregate Net Assets, the following net assets are included:
(a) Growth & Income, a series of the Trust,
(b) That portion of the net assets of the Managed, a series of The Trust, that is managed by GMO,
(c) U.S. Core Fund, a series of John Hancock Funds III,
(d) Growth & Income Fund, a series of John Hancock Funds II, and
(e) That portion of the net assets of the Managed Fund, a series of John Hancock Funds II, that is managed by GMO.

	First	Between $500 million	Between $1 billion	Excess over
	$500 million	and $1 billion	and $2.5 billion	$2.5 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets	Net Assets

U.S. Multi Sector[1]	0.780%	0.760%	0.750%	0.740%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of the U.S. Multi Sector, a series of the Trust, and the U.S. Multi Sector Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

	First	Between $100 million	Excess
	$100 million	and $1 billion	Over $1 billion
	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets

International Stock[1]	0.920%	0.895%	0.880%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of the International Stock, a series of the Trust and the assets of the International Stock Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

	First	Excess
	$750 million	Over $750 million
	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets

Large Cap Growth[1]	0.850%	0.800%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Large Cap Growth, a series of the Trust, and the Large Cap Growth Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

John Hancock Trust Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

	First	Between $300 million	Excess over
	$300 million	and $500 million	$500 million
	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets

Large Cap Value[1]	0.850%	0.825%	0.800%
Overseas Equity[2]	1.050	0.900	0.850

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Large Cap Value, a series of the Trust, and the Large Cap Value Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
2 Until May 1, 2005, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 1.300% of the first $20 million of the Portfolio’s average net assets, (b) 1.150% of the next $30 million and (c) 1.050% of the Portfolio’s average net assets in excess of $50 million.

		Between	Between	Between
	First	$10 million	$50 million	$200 million	Excess Over
Portfolio	$10 million	and $50 million	and $200 million	and $500 million	$500 million

Mid Cap Core	0.950%	0.900%	0.875%	0.850%	0.825%

	First	Between $500 million
	$500 million	and $1 billion	Excess Over $1 billion
	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets

Quantitative Value[1]	0.700%	0.650%	0.600%
U.S. Global Leaders Growth[2]	0.7125	0.675	0.675
Value & Restructuring[3]	0.850	0.800	0.800

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Quantitative Value, a series of the Trust, and the Quantitative Value Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
2 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the U.S. Global Leaders Growth, a series of the Trust, and the U.S. Global Leaders Growth Fund, a
series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.
3 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Value & Restructuring, a series of the Trust, and the Value & Restructuring Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

	First	Between $100 million	Excess
	$100 million	and $500 million	Over $500 million
	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets

Income & Value	0.800%	0.800%	0.750%
Money Market B	0.500	0.500	0.470
Small Cap Growth[1]	1.100	1.050	1.050
Small Cap Value[2]	1.100	1.050	1.050

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Growth, a series of the Trust, and the Small Cap Growth Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II. Until May 2, 2005, the Portfolio paid monthly advisory fees equiv-
alent, on an annual basis, to the sum of: (a) 1.050% of the first $100 million of the Portfolio’s average net assets and (b) 1.000% of the Portfolio’s average net assets in excess of $100 million.
2 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Value, a series of the Trust, and the Small Cap Value Fund, a series of John
Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II. Until May 1, 2005, the Portfolio paid monthly advisory fees at an annual rate of 0.950% of the Portfolio’s average net assets.

	First	Excess
	$125 million	Over $125 million
	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets

Small Company[1]	1.050%	1.000%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Small Company, a series of the Trust, and the Small Company Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

	First	Excess
Portfolio	$250 million	Over $250 million

Small Company Growth[1]	1.050%	1.000%

1 When Aggregate Net Assets exceed $1 billion, the advisory fee for the Small Company Growth is 1.00% on all assets. Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Small Company Growth, the All Cap Growth and the Mid Cap Core, each a series of the Trust, and of the Small Company Growth Fund, the All Cap Growth Fund and the Mid Cap Core Fund, each a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

John Hancock Trust

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

	First	Between $250 million	Between $500 million	Excess over
	$250 million	and $500 million	and $1 billion	$1 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets	Net Assets

Spectrum Income[1]	0.800%	0.725%	0.725%	0.725%
Vista[2]	0.900	0.850	0.825	0.800

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Spectrum Income, a series of the Trust, and the Spectrum Income Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

2 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Vista, a series of the Trust, and the Vista Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

	First	Between $300 million	Between $600 million	Between $900 million	Excess over
	$300 million	and $600 million	and $900 million	and $1.5 billion	$1.5 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets	Net Assets	Net Assets

Strategic Value[1]	0.850%	0.825%	0.800%	0.775%	0.700%
Utilities[2]	0.850	0.825	0.800	0.775	0.700

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Strategic Value, a series of the Trust, and the Strategic Value Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

2 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Utilities, a series of the Trust, and the Utilities Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

John Hancock Funds II is a retail mutual fund advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Distributors, LLC.

Effective March 1, 2005, shareholders of the Trust voted to approve an Amended Advisory Agreement between the Trust and JHIMS increasing the advisory fee for each Portfolio, with the exception of the American Portfolios, Growth & Income II, Managed, Mid Value, Money Market B, Overseas Equity, Small Cap Growth and Small Cap Value, by 0.10% of average daily net assets. The advisory fee increase for each Portfolio was accompanied by a corresponding decrease of 0.10% in the Rule 12b-1 distribution fee.

Expense Reimbursement Pursuant to the Advisory Agreement, the Adviser reimburses the Portfolios for expenses (excluding advisory fees, Rule 12b-1 fees, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business) incurred in excess of, on an annualized basis, 0.50% of the average net assets of All Cap Core, All Cap Growth, All Cap Value, American Blue Chip and Growth, American Bond, American Growth, American Growth-Income, American International, Blue Chip Growth, Capital Appreciation, Classic Value, Core Equity, Dynamic Growth, Emerging Growth, Emerging Small Company, Equity-Income, Financial Services, Fundamental Value, Global Allocation, Growth & Income, Growth & Income II, Health Sciences, Income & Value, Large Cap Growth, Large Cap Value, Large Cap, Managed, Mid Cap Core, Mid Cap Stock, Mid Cap Value, Mid Value, Money Market, Natural Resources, Quantitative All Cap, Quantitative Mid Cap, Quantitative Value, Real Estate Securities, Science & Technology, Small Cap Growth, Small Cap Opportunities, Small Cap Value, Small Cap, Small Company, Small Company Value, Special Value, Strategic Opportunities, Strategic Value, U.S. Global Leaders Growth, U.S. Large Cap, Utilities and Value and 0.75% of the average net assets of Global, International Value, International Opportunities, International Small Cap, International Stock, Overseas Equity and Pacific Rim.

For Growth & Income II, Managed, Mid Value, Money Market B, Small Cap Growth and Small Cap Value Portfolios, prior to May 1, 2005, in the event that normal operating expenses of the Portfolios, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, exceeded 0.10% of each Portfolio’s daily net asset value, John Hancock USA and JHVLICO would reimburse Portfolios for such excess. During the period from January 1, 2005 through April 30, 2005, there were no reimbursements paid to the Portfolios listed above.

In the case of Money Market B, the Adviser has agreed to waive its advisory fee in an amount so that the annual operating expenses do not exceed 0.28% of the Money Market B Portfolio’s average net assets.

In the case of the Series III shares, the Adviser voluntarily agreed to reimburse 100% of the class specific Blue Sky and Transfer Agent fees.

In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee for Blue Chip Growth, Equity-Income, Financial Services, Fundamental Value, Global, Health Sciences, International Value, Mid Value, Science & Technology, Small Company Value and Spectrum Income in the amount of $645,660, $693,373, $32,426, $245,869, $188,453, $59,681, $450,000, $30,427, $140,959, $143,226 and $15,891, respectively. These voluntary expense reimbursements may be terminated by the Adviser at any time upon notice to the Trust.

Fund Administration Fees The Advisory Agreement requires the Portfolios to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolios including, the preparation of all tax returns, annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports. Total expenses are allocated to each Portfolio based on its average daily net asset value.

John Hancock Trust Notes to Financial Statements INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Distribution Plans In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Board of Trustees has approved Distribution Plans (the “Plans”) for Series I, Series II and Series III of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor, John Hancock Distributors, LLC (“JHD”), for distribution services pursuant to the Plans. JHD is a Delaware limited liability company controlled by John Hancock USA and it serves as principal underwriter and distributor of the variable contracts issued by John Hancock USA and John Hancock New York. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. Accordingly, the Portfolios, except for JHT American Portfolios, make payments to JHD at an annual rate not to exceed 0.05% (0.15% prior to May 1, 2005) of Series I average daily net asset value, 0.25% (0.35% prior to May 1, 2005) of Series II average daily net asset value and 0.40% (0.50% prior to May 1, 2005) of Series III average daily net asset value. JHT American Portfolios make payments to JHD at an annual rate not to exceed 0.35% of Series I average daily net asset value, 0.50% of Series II average daily net asset value and 0.40% of Series III average daily net asset value. Prior to May 1, 2005 Signator Investors, Inc., a wholly owned subsidiary of John Hancock USA, was the principal underwriter and transfer agent of the following Portfolios: Growth & Income II, Managed, Mid Value, Money Market B, Overseas Equity, Small Cap Growth and Small Cap Value.

4. TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees expenses are allocated to each Portfolio based on its average daily net asset value.

5. GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

6. 17a-7 TRANSACTIONS In accordance with the provisions of Rule 17a-7 under the Investment Company Act of 1940, the following Portfolios sold securities to other investment companies managed by the Adviser:

PORTFOLIO	SECURITIES

All Cap Growth	$98,798,769
All Cap Value	86,922,640
Blue Chip Growth	316,533,066
Capital Appreciation	73,055,233
Core Equity	137,955,468
Emerging Growth	220,368,575
Emerging Small Company	80,407,901
Equity-Income	314,487,283
Fundamental Value	181,255,872
International Opportunities	84,657,804
International Small Cap	93,201,858
International Stock	160,507,420
International Value	279,045,705
Large Cap	30,397,391
Large Cap Value	51,521,227
Mid Cap Core	38,570,448
Mid Cap Stock	124,413,857
Mid Cap Value	110,022,338
Natural Resources	175,862,266
Quantitative Mid Cap	119,725,249
Quantitative Value	218,234,113
Real Estate Securities	231,747,990
Small Cap	52,695,271
Small Cap Opportunities	72,118,864
Small Company	17,136,629
Small Company Value	164,993,124
Special Value	11,223,102
Strategic Value	35,432,428
U.S. Global Leaders Growth	100,184,303

The trades were executed at the last sale price at the end of the day on October 14, 2005. All transactions were executed in accordance with Rule 17a-7 policies and procedures of John Hancock Trust approved by the Board of Trustees at the September 23, 2005, Board meeting.

John Hancock Trust Notes to Financial Statements

7. LINE OF CREDIT All Trust Portfolios, with the exception of JHT American Portfolios, Money Market and Money Market B, have entered into an agreement which enables them to participate in a $100 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50% . In addition, effective October 14, 2005 a commitment fee of 0.07% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. Prior to October 14, 2005 the commitment fee was charged at an annual rate of 0.09% of the average daily-unused portion of the line of credit. For the year ended December 31, 2005 there were no borrowings under the line of credit.

8. CAPITAL SHARES	Share activity for the Portfolios for year or period ended December 31, 2004 and the year or period ended December 31, 2005 were as follows:

All Cap Core	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	532,879	$7,678,049	314,010	$5,020,662
Distributions reinvested	81,794	1,170,477	117,989	1,857,170
Repurchased	(3,696,106)	(53,230,779)	(3,352,592)	(53,858,097)
Net increase (decrease)	(3,081,433)	($44,382,253)	(2,920,593)	($46,980,265)

Series II shares
Sold	342,785	$4,931,772	157,733	$2,503,370
Distributions reinvested	2,794	39,901	4,993	78,381
Repurchased	(273,900)	(3,907,068)	(325,247)	(5,187,451)
Net increase (decrease)	71,679	$1,064,605	(162,521)	($2,605,700)

Series NAV shares*
Sold	—	—	22,675	$372,721
Repurchased	—	—	(108)	(1,816)
Net increase (decrease)	—	—	22,567	$370,905

Net increase (decrease)	(3,009,754)	($43,317,648)	(3,060,547)	($49,215,060)

* Series NAV shares began operations on 4-29-05.

All Cap Growth	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	2,154,173	$30,796,963	337,557	$5,069,999
Repurchased	(7,297,381)	(104,782,359)	(14,094,485)	(215,928,333)
Net increase (decrease)	(5,143,208)	($73,985,396)	(13,756,928)	($210,858,334)

Series II shares
Sold	5,929,373	$84,707,255	1,152,527	$17,282,817
Repurchased	(2,153,201)	(30,583,554)	(8,958,904)	(136,049,176)
Net increase (decrease)	3,776,172	$54,123,701	(7,806,377)	($118,766,359)

Series III shares*
Sold	24,591	$353,896	2,930	$43,926
Repurchased	(4,051)	(59,250)	(23,597)	(359,609)
Net increase (decrease)	20,540	$294,646	(20,667)	($315,683)

Series NAV shares**
Sold	—	—	22,769,036	$347,715,942
Repurchased	—	—	(18,643,284)	(291,465,349)
Net increase (decrease)	—	—	4,125,752	$56,250,593

Net increase (decrease)	(1,346,496)	($19,567,049)	(17,458,220)	($273,689,783)

* Series III shares were terminated on 2-28-05. ** Series NAV shares began operations on 2-28-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

All Cap Value	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	4,452,596	$57,933,634	1,049,117	$14,822,409
Distributions reinvested	45,074	585,965	288,567	3,933,153
Repurchased	(5,092,362)	(65,802,877)	(10,596,370)	(153,277,355)
Net increase (decrease)	(594,692)	($7,283,278)	(9,258,686)	($134,521,793)

Series II shares
Sold	7,130,360	$92,494,078	1,326,179	$18,675,229
Distributions reinvested	25,023	324,292	187,984	2,558,477
Repurchased	(1,964,795)	(25,229,462)	(10,303,174)	(149,487,086)
Net increase (decrease)	5,190,588	$67,588,908	(8,789,011)	($128,253,380)

Series III shares
Sold	38,998	$520,233	74,445	$1,017,795
Distributions reinvested	14	178	420	5,713
Repurchased	(4,229)	(56,479)	(46,346)	(666,322)
Net increase (decrease)	34,783	$463,932	28,519	$357,186

Series NAV shares*
Sold	—	—	26,971,386	$387,452,159
Distributions reinvested	—	—	901,781	12,246,147
Repurchased	—	—	(19,190,443)	(265,991,443)
Net increase (decrease)	—	—	8,682,724	$133,706,863

Net increase (decrease)	4,630,679	$60,769,562	(9,336,454)	($128,711,124)

* Series NAV shares began operations on 2-28-05.

American Blue Chip Income and Growth	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	113,369	$1,773,592	242,596	$3,810,379
Distributions reinvested	—	—	26,020	384,050
Repurchased	(9,647)	(151,233)	(44,051)	(677,427)
Net increase (decrease)	103,722	$1,622,359	224,565	$3,517,002

Series II shares
Sold	6,179,370	$97,172,631	771,968	$12,223,102
Distributions reinvested	—	—	1,329,058	19,616,847
Repurchased	(7,203,486)	(112,053,748)	(1,221,653)	(19,023,957)
Net increase (decrease)	(1,024,116)	($14,881,117)	879,373	$12,815,992

Net increase (decrease)	(920,394)	($13,258,758)	1,103,938	$16,332,994

American Bond			Period ended 12-31-05[1]
			Shares	Amount

Series I shares*
Sold			4,041	$50,156
Repurchased			(16)	(202)
Net increase (decrease)			4,025	$49,954

Series II shares
Sold			11,962,313	$148,887,449
Repurchased			(130,798)	(1,616,663)
Net increase (decrease)			11,831,515	$147,270,786

Net increase (decrease)			11,835,540	$147,320,740

* Series I shares began operations on 11-2-05.
1 Period from 7-29-05 (commencement of operations) to 12-31-05.

American Growth	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	879,447	$13,757,770	2,366,499	$42,436,806
Distributions reinvested	123	1,973	1,968	33,576
Repurchased	(128,899)	(2,039,394)	(484,109)	(8,457,476)
Net increase (decrease)	750,671	$11,720,349	1,884,358	$34,012,906

Series II shares
Sold	23,757,036	$377,105,189	16,978,908	$306,433,980
Distributions reinvested	8,310	133,286	62,426	1,061,939
Repurchased	(220,676)	(3,718,470)	(1,087,738)	(20,467,341)
Net increase (decrease)	23,544,670	$373,520,005	15,953,596	$287,028,578

Net increase (decrease)	24,295,341	$385,240,354	17,837,954	$321,041,484

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

American Growth-Income	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	529,893	$8,425,850	334,303	$5,707,476
Distributions reinvested	1,180	18,809	3,580	59,250
Repurchased	(80,861)	(1,292,079)	(84,467)	(1,407,641)
Net increase (decrease)	450,212	$7,152,580	253,416	$4,359,085

Series II shares
Sold	21,257,601	$337,607,960	16,252,575	$276,537,004
Distributions reinvested	89,051	1,418,591	203,425	3,362,631
Repurchased	(198,206)	(3,178,635)	(213,938)	(3,663,020)
Net increase (decrease)	21,148,446	$335,847,916	16,242,062	$276,236,615

Net increase (decrease)	21,598,658	$343,000,496	16,495,478	$280,595,700

American International	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	557,769	$9,587,034	1,124,285	$21,532,247
Distributions reinvested	5,649	98,629	75,887	1,353,069
Repurchased	(196,474)	(3,351,164)	(90,957)	(1,758,752)
Net increase (decrease)	366,944	$6,334,499	1,109,215	$21,126,564

Series II shares
Sold	13,165,512	$228,436,672	12,761,718	$243,862,621
Distributions reinvested	325,521	5,680,350	1,801,677	32,087,703
Repurchased	(8,321,525)	(140,764,835)	(1,261,935)	(25,486,345)
Net increase (decrease)	5,169,508	$93,352,187	13,301,460	$250,463,979

Net increase (decrease)	5,536,452	$99,686,686	14,410,675	$271,590,543

Blue Chip Growth	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	5,016,051	$78,366,217	1,771,547	$28,884,463
Distributions reinvested	89,709	1,428,172	238,438	3,817,652
Repurchased	(10,788,299)	(169,312,147)	(36,327,956)	(599,670,104)
Net increase (decrease)	(5,682,539)	($89,517,758)	(34,317,971)	($566,967,989)

Series II shares
Sold	15,665,983	$244,489,780	5,282,744	$86,468,791
Distributions reinvested	12,112	192,096	—	—
Repurchased	(859,973)	(13,484,207)	(23,124,711)	(377,843,941)
Net increase (decrease)	14,818,122	$231,197,669	(17,841,967)	($291,375,150)

Series III shares
Sold	76,868	$1,217,241	74,794	$1,241,099
Distributions reinvested	16	260	61	975
Repurchased	(10,122)	(162,064)	(76,937)	(1,260,353)
Net increase (decrease)	66,762	$1,055,437	(2,082)	($18,279)

Series NAV shares*
Sold	—	—	64,598,210	$1,065,986,900
Issued in reorganization (Note 1)	—	—	37,934,840	591,633,172
Distributions reinvested	—	—	272,858	4,360,295
Repurchased	—	—	(19,205,902)	(317,241,459)
Net increase (decrease)	—	—	83,600,006	$1,344,738,908

Net increase (decrease)	9,202,345	$142,735,348	31,437,986	$486,377,490

* Series NAV shares began operations on 2-28-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Capital Appreciation	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	4,707,955	$38,044,468	2,547,797	$23,092,453
Repurchased	(5,118,184)	(41,327,217)	(11,950,424)	(103,874,576)
Net increase (decrease)	(410,229)	($3,282,749)	(9,402,627)	($80,782,123)

Series II shares
Sold	7,522,474	$60,820,091	2,611,437	$22,893,498
Repurchased	(2,247,067)	(18,051,646)	(12,193,200)	(104,447,249)
Net increase (decrease)	5,275,407	$42,768,445	(9,581,763)	($81,553,751)

Series III shares*
Sold	29,815	$244,101	4,226	$35,746
Repurchased	(5,130)	(42,568)	(29,105)	(249,291)
Net increase (decrease)	24,685	$201,533	(24,879)	($213,545)

Series NAV shares**
Sold	—	—	40,231,237	$352,201,357
Distributions reinvested	—	—	23,717	198,001
Repurchased	—	—	(19,603,004)	(180,516,523)
Net increase (decrease)	—	—	20,651,950	$171,882,835

Net increase (decrease)	4,889,863	$39,687,229	1,642,681	$9,333,416

* Series III shares were terminated on 2-28-05.
 ** Series NAV shares began operations on 2-28-05.

Classic Value	Period ended 12-31-04[1]		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	236,698	$2,985,318	655,672	$9,504,497
Distributions reinvested	1,203	16,664	41,325	594,956
Repurchased	(2,674)	(35,994)	(115,046)	(1,634,792)
Net increase (decrease)	235,227	$2,965,988	581,951	$8,464,661

Series II shares
Sold	851,436	$10,827,455	875,999	$12,292,403
Distributions reinvested	3,851	53,295	66,759	960,153
Repurchased	(52,657)	(682,569)	(391,722)	(5,538,258)
Net increase (decrease)	802,630	$10,198,181	551,036	$7,714,298

Series NAV shares*
Sold	—	—	191,879	$2,843,916
Distributions reinvested	—	—	9,621	138,638
Repurchased	—	—	(11,353)	(164,267)
Net increase (decrease)	—	—	190,147	$2,818,287

Net increase (decrease)	1,037,857	$13,164,169	1,323,134	$18,997,246

* Series NAV shares began operations on 4-29-05.
1 Period from 5-3-04 (commencement of operations) to 12-31-04.

Core Equity	Period ended 12-31-04[1]		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	17,429,776	$217,588,755	2,048,503	$28,131,300
Repurchased	(3,775,445)	(48,033,434)	(15,622,666)	(216,147,708)
Net increase (decrease)	13,654,331	$169,555,321	(13,574,163)	($188,016,408)

Series II shares
Sold	18,046,123	$225,673,597	4,321,752	$59,519,236
Repurchased	(1,347,270)	(17,108,531)	(17,224,391)	(238,177,489)
Net increase (decrease)	16,698,853	$208,565,066	(12,902,639)	($178,658,253)

Series III shares*
Sold	49,538	$631,330	8,414	$115,246
Repurchased	(6,793)	(89,126)	(51,159)	(705,809)
Net increase (decrease)	42,745	$542,204	(42,745)	($590,563)

Series NAV shares**
Sold	—	—	51,258,517	$711,446,111
Repurchased	—	—	(24,570,414)	(340,233,163)
Net increase (decrease)	—	—	26,688,103	$371,212,948

Net increase (decrease)	30,395,929	$378,662,591	168,556	$3,947,724

* Series III shares were terminated on 2-28-05.
** Series NAV shares began operations on 2-28-05.
1 Period from 5-3-04 (commencement of operations) to 12-31-04.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Dynamic Growth	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	993,884	$4,371,930	2,040,045	$10,315,845
Repurchased	(6,125,667)	(26,780,774)	(4,341,568)	(21,957,228)
Net increase (decrease)	(5,131,783)	($22,408,844)	(2,301,523)	($11,641,383)

Series II shares
Sold	665,495	$2,946,791	1,883,178	$9,419,995
Repurchased	(1,816,720)	(7,891,053)	(2,263,519)	(11,508,367)
Net increase (decrease)	(1,151,225)	($4,944,262)	(380,341)	($2,088,372)

Series NAV shares*
Sold	—	—	2,890,408	$14,613,603
Repurchased	—	—	(2,831,219)	(14,359,341)
Net increase (decrease)	—	—	59,189	$254,262

Net increase (decrease)	(6,283,008)	($27,353,106)	(2,622,675)	($13,475,493)

* Series NAV shares began operations on 4-29-05.

Emerging Growth	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	17,892,428	$281,163,105	1,120,048	$18,169,700
Distributions reinvested	6,199	97,582	—	—
Repurchased	(753,688)	(11,513,142)	(18,371,827)	(298,619,207)
Net increase (decrease)	17,144,939	$269,747,545	(17,251,779)	($280,449,507)

Series II shares
Sold	1,051,739	$16,090,999	491,684	$8,103,799
Distributions reinvested	10,262	161,111	—	—
Repurchased	(559,779)	(8,417,392)	(846,552)	(13,766,589)
Net increase (decrease)	502,222	$7,834,718	(354,868)	($5,662,790)

Series III shares
Sold	13,860	$215,345	14,541	$249,887
Distributions reinvested	—	2	—	—
Repurchased	(2,868)	(46,316)	(13,403)	(227,559)
Net increase (decrease)	10,992	$169,031	1,138	$22,328

Series NAV shares*
Sold	—	—	1,414,907	$23,182,361
Repurchased	—	—	(782,490)	(12,792,862)
Net increase (decrease)	—	—	632,417	$10,389,499

Net increase (decrease)	17,658,153	$277,751,294	(16,973,092)	($275,700,470)

* Series NAV shares began operations on 2-28-05.

Emerging Small Company	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	1,241,276	$32,743,364	662,234	$18,704,430
Repurchased	(3,154,747)	(82,478,449)	(5,746,240)	(162,776,841)
Net increase (decrease)	(1,913,471)	($49,735,085)	(5,084,006)	($144,072,411)

Series II shares
Sold	1,935,775	$50,669,585	682,659	$19,044,554
Repurchased	(974,682)	(25,059,379)	(2,492,599)	(70,269,800)
Net increase (decrease)	961,093	$25,610,206	(1,809,940)	($51,225,246)

Series III shares
Sold	8,121	$213,776	6,668	$192,659
Repurchased	(1,984)	(52,795)	(6,826)	(193,478)
Net increase (decrease)	6,137	$160,981	(158)	($819)

Series NAV shares*
Sold	—	—	5,715,612	$162,244,192
Repurchased	—	—	(5,711,362)	(160,094,357)
Net increase (decrease)	—	—	4,250	$2,149,835

Net increase (decrease)	(946,241)	($23,963,898)	(6,889,854)	($193,148,641)

* Series NAV shares began operations on 2-28-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Equity-Income	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	5,668,482	$88,226,332	1,425,247	$23,639,402
Distributions reinvested	2,135,758	32,356,738	3,134,726	50,908,103
Repurchased	(11,710,522)	(180,844,264)	(34,451,874)	(576,299,993)
Net increase (decrease)	(3,906,282)	($60,261,194)	(29,891,901)	($501,752,488)

Series II shares
Sold	15,188,946	$235,143,137	3,760,093	$62,426,031
Distributions reinvested	620,356	9,367,382	801,814	12,989,335
Repurchased	(2,745,457)	(41,635,881)	(20,245,796)	(346,218,315)
Net increase (decrease)	13,063,845	$202,874,638	(15,683,889)	($270,802,949)

Series III shares
Sold	88,761	$1,409,044	30,267	$500,787
Distributions reinvested	218	3,296	1,142	18,519
Repurchased	(14,785)	(235,778)	(63,081)	(1,078,727)
Net increase (decrease)	74,194	$1,176,562	(31,672)	($559,421)

Series NAV shares*
Sold	—	—	54,403,906	$921,873,051
Issued in reorganization (Note 1)	—	—	40,037,388	631,347,177
Distributions reinvested	—	—	1,896,543	30,742,857
Repurchased	—	—	(25,792,822)	(416,576,330)
Net increase (decrease)	—	—	70,545,015	$1,167,386,755

Net increase (decrease)	9,231,757	$143,790,006	24,937,553	$394,271,897

* Series NAV shares began operations on 2-28-05.

Financial Services	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	464,231	$6,110,016	400,083	$5,903,700
Distributions reinvested	15,527	204,956	13,897	190,523
Repurchased	(780,729)	(10,147,348)	(696,274)	(9,721,109)
Net increase (decrease)	(300,971)	($3,832,376)	(282,294)	($3,626,886)

Series II shares
Sold	674,424	$8,875,966	239,518	$3,462,418
Distributions reinvested	9,260	121,868	6,118	83,570
Repurchased	(446,487)	(5,777,018)	(426,965)	(5,987,565)
Net increase (decrease)	237,197	$3,220,816	(181,329)	($2,441,577)

Series III shares
Sold	11,749	$153,878	5,345	$80,775
Distributions reinvested	17	226	32	436
Repurchased	(1,997)	(26,155)	(1,376)	(18,623)
Net increase (decrease)	9,769	$127,949	4,001	$62,588

Series NAV shares*
Sold	—	—	19,427	$284,985
Issued in reorganization (Note 1)	—	—	4,003,461	53,326,562
Repurchased	—	—	(495,729)	(6,992,064)
Net increase (decrease)	—	—	3,527,159	$46,619,483

Net increase (decrease)	(54,005)	($483,611)	3,067,537	$40,613,608

* Series NAV shares began operations on 4-29-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Fundamental Value	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	6,041,877	$79,265,360	1,512,294	$21,556,098
Distributions reinvested	144,664	1,902,337	78,860	1,115,914
Repurchased	(3,761,504)	(49,366,634)	(18,801,731)	(270,429,032)
Net increase (decrease)	2,425,037	$31,801,063	(17,210,577)	($247,757,020)

Series II shares
Sold	12,505,063	$164,186,353	5,345,708	$76,851,441
Distributions reinvested	81,838	1,072,890	32,502	458,638
Repurchased	(1,183,584)	(15,423,502)	(15,143,378)	(217,107,606)
Net increase (decrease)	11,403,317	$149,835,741	(9,765,168)	($139,797,527)

Series III shares
Sold	64,792	$866,446	89,525	$1,284,872
Distributions reinvested	31	411	37	526
Repurchased	(9,189)	(123,825)	(70,575)	(1,012,092)
Net increase (decrease)	55,634	$743,032	18,987	$273,306

Series NAV shares*
Sold	—	—	52,678,640	$754,159,853
Distributions reinvested	—	—	206,002	2,908,754
Repurchased	—	—	(21,332,144)	(307,608,776)
Net increase (decrease)	—	—	31,552,498	$449,459,831

Net increase (decrease)	13,883,988	$182,379,836	4,595,740	$62,178,590

* Series NAV shares began operations on 2-28-05.

Global	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	171,770	$2,293,534	142,222	$2,184,419
Distributions reinvested	456,615	6,164,305	297,087	4,361,312
Repurchased	(4,101,806)	(55,013,646)	(3,418,887)	(51,752,288)
Net increase (decrease)	(3,473,421)	($46,555,807)	(2,979,578)	($45,206,557)

Series II shares
Sold	498,358	$6,692,097	606,062	$9,034,012
Distributions reinvested	26,152	352,008	23,675	346,365
Repurchased	(129,680)	(1,746,475)	(281,466)	(4,245,621)
Net increase (decrease)	394,830	$5,297,630	348,271	$5,134,756

Series III shares
Sold	13,829	$185,886	6,428	$98,369
Distributions reinvested	52	699	118	1,721
Repurchased	(2,477)	(32,548)	(3,031)	(45,029)
Net increase (decrease)	11,404	$154,037	3,515	$55,061

Series NAV shares*
Sold	—	—	26,210	$403,962
Repurchased	—	—	(128)	(1,984)
Net increase (decrease)	—	—	26,082	$401,978

Net increase (decrease)	(3,067,187)	($41,104,140)	(2,601,710)	($39,614,762)

* Series NAV shares began operations on 4-29-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Global Allocation	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	4,480,075	$43,516,113	1,093,511	$11,773,720
Distributions reinvested	69,836	681,605	68,095	725,884
Repurchased	(1,016,162)	(10,048,149)	(4,317,259)	(47,122,927)
Net increase (decrease)	3,533,749	$34,149,569	(3,155,653)	($34,623,323)

Series II shares
Sold	6,742,572	$66,223,546	5,661,357	$61,274,362
Distributions reinvested	25,148	244,688	52,424	557,261
Repurchased	(81,924)	(790,430)	(4,380,164)	(47,602,358)
Net increase (decrease)	6,685,796	$65,677,804	1,333,617	$14,229,265

Series III shares*
Sold	12,745	$128,924	872	$9,336
Repurchased	(1,573)	(16,439)	(12,044)	(131,084)
Net increase (decrease)	11,172	$112,485	(11,172)	($121,748)

Series NAV shares**
Sold	—	—	8,571,107	$93,443,468
Distributions reinvested	—	—	95,502	1,017,120
Repurchased	—	—	(8,628,969)	(90,524,689)
Net increase (decrease)	—	—	37,640	$3,935,899

Net increase (decrease)	10,230,717	$99,939,858	(1,795,568)	($16,579,907)

* Series III shares were terminated on 2-28-05.
** Series NAV shares began operations on 2-28-05.

Growth & Income	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	297,532	$6,564,280	349,513	$7,883,049
Distributions reinvested	580,625	12,657,630	2,014,435	44,055,613
Repurchased	(13,248,185)	(288,179,937)	(13,070,390)	(292,691,838)
Net increase (decrease)	(12,370,028)	($268,958,027)	(10,706,442)	($240,753,176)

Series II shares
Sold	1,176,997	$25,744,283	194,983	$4,336,883
Distributions reinvested	47,159	1,024,766	173,536	3,783,112
Repurchased	(1,275,782)	(27,502,629)	(940,890)	(21,056,754)
Net increase (decrease)	(51,626)	($733,580)	(572,371)	($12,936,759)

Series III shares
Sold	27,081	$584,055	10,286	$227,810
Distributions reinvested	6	123	872	18,978
Repurchased	(1,411)	(30,949)	(8,009)	(179,534)
Net increase (decrease)	25,676	$553,229	3,149	$67,254

Series NAV shares*
Sold	—	—	39,882	$895,227
Repurchased	—	—	(2,866)	(64,217)
Net increase (decrease)	—	—	37,016	$831,010

Net increase (decrease)	(12,395,978)	($269,138,378)	(11,238,648)	($252,791,671)

* Series NAV shares began operations on 4-29-05.

Growth & Income II	Year ended 12-31-04*		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series NAV shares
Sold	9,789,375	$111,823,033	1,713,436	$21,374,046
Distributions reinvested	1,981,491	23,196,184	7,793,313	95,962,057
Repurchased	(23,048,591)	(263,395,483)	(17,742,755)	(222,535,788)

Net increase (decrease)	(11,277,725)	($128,376,266)	(8,236,006)	($105,199,685)

* Audited by previous auditor.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Health Sciences	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	2,010,388	$29,374,533	1,071,109	$15,662,026
Distributions reinvested	—	—	659,132	8,641,227
Repurchased	(1,669,215)	(23,481,612)	(1,315,963)	(18,760,170)
Net increase (decrease)	341,173	$5,892,921	414,278	$5,543,083

Series II shares
Sold	1,672,528	$24,225,973	816,821	$11,970,346
Distributions reinvested	—	—	426,705	5,564,237
Repurchased	(653,377)	(9,081,143)	(936,358)	(13,570,490)
Net increase (decrease)	1,019,151	$15,144,830	307,168	$3,964,093

Series III shares
Sold	14,199	$199,384	23,185	$340,916
Distributions reinvested	—	—	1,427	18,734
Repurchased	(6,487)	(92,496)	(8,878)	(127,976)
Net increase (decrease)	7,712	$106,888	15,734	$231,674

Series NAV shares*
Sold	—	—	246,165	$3,533,128
Issued in reorganization (Note 1)	—	—	1,838,214	23,874,921
Repurchased	—	—	(248,045)	(3,606,124)
Net increase (decrease)	—	—	1,836,334	$23,801,925

Net increase (decrease)	1,368,036	$21,144,639	2,573,514	$33,540,775

* Series NAV shares began operations on 4-29-05.

Income & Value	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	2,842,654	$29,714,862	128,109	$1,385,863
Issued in reorganization	11,948,042	121,750,552	—	—
Distributions reinvested	672,958	7,052,599	918,819	9,758,101
Repurchased	(8,715,968)	(90,695,732)	(12,030,312)	(131,593,297)
Net increase (decrease)	6,747,686	$67,822,281	(10,983,384)	($120,449,333)

Series II shares
Sold	2,234,234	$23,269,703	186,299	$2,007,901
Issued in reorganization	2,030,266	20,607,207	—	—
Distributions reinvested	115,469	1,204,339	172,185	1,819,960
Repurchased	(664,864)	(6,883,758)	(2,202,096)	(23,900,232)
Net increase (decrease)	3,715,105	$38,197,491	(1,843,612)	($20,072,371)

Series NAV shares*
Sold	—	—	46,233	$509,419
Repurchased	—	—	(456)	(4,994)
Net increase (decrease)	—	—	45,777	$504,425

Net increase (decrease)	10,462,791	$106,019,772	(12,781,219)	($140,017,279)

* Series NAV shares began operations on 4-29-05.

International Opportunities			Period ended 12-31-05[1]
			Shares	Amount

Series I shares
Sold			46,067	$637,073
Repurchased			(33,547)	(460,955)
Net increase (decrease)			12,520	$176,118

Series II shares
Sold			893,058	$12,692,447
Repurchased			(48,706)	(705,813)
Net increase (decrease)			844,352	$11,986,634

Series NAV shares
Sold			34,085,832	$433,061,937
Repurchased			(12,726,717)	(173,640,457)
Net increase (decrease)			21,359,115	$259,421,480

Net increase (decrease)			22,215,987	$271,584,232

1 Period from 4-29-05 (commencement of operations) to 12-31-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

International Small Cap	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	4,588,886	$70,985,315	1,779,567	$32,007,988
Distributions reinvested	21,214	331,579	88,966	1,590,684
Repurchased	(3,973,189)	(61,626,876)	(12,157,654)	(223,686,836)
Net increase (decrease)	636,911	$9,690,018	(10,289,121)	($190,088,164)

Series II shares
Sold	6,658,858	$103,262,283	1,498,061	$26,859,211
Distributions reinvested	6,800	106,081	6,469	115,986
Repurchased	(1,094,091)	(17,173,826)	(9,710,217)	(178,609,151)
Net increase (decrease)	5,571,567	$86,194,538	(8,205,687)	($151,633,954)

Series III shares
Sold	38,240	$605,077	10,358	$186,905
Distributions reinvested	10	150	23	414
Repurchased	(11,712)	(185,721)	(29,920)	(549,257)
Net increase (decrease)	26,538	$419,506	(19,539)	($361,938)

Series NAV shares*
Sold	—	—	27,764,524	$508,915,733
Distributions reinvested	—	—	192,314	3,430,797
Repurchased	—	—	(8,165,078)	(150,038,369)
Net increase (decrease)	—	—	19,791,760	$362,308,161

Net increase (decrease)	6,235,016	$96,304,062	1,277,413	$20,224,105

* Series NAV shares began operations on 2-28-05.

International Stock	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	12,459,640	$122,392,826	2,448,124	$27,406,862
Distributions reinvested	248,540	2,495,342	106,458	1,177,402
Repurchased	(9,562,275)	(95,479,098)	(25,083,806)	(288,207,143)
Net increase (decrease)	3,145,905	$29,409,070	(22,529,224)	($259,622,879)

Series II shares
Sold	16,070,464	$158,329,520	2,919,289	$32,310,365
Distributions reinvested	98,882	990,799	—	—
Repurchased	(3,580,421)	(35,864,371)	(23,214,986)	(265,146,085)
Net increase (decrease)	12,588,925	$123,455,948	(20,295,697)	($232,835,720)

Series III shares*
Sold	73,473	$741,788	9,350	$101,562
Distributions reinvested	57	571	—	—
Repurchased	(11,376)	(116,875)	(71,745)	(817,244)
Net increase (decrease)	62,154	$625,484	(62,395)	($715,682)

Series NAV shares**
Sold	—	—	76,958,020	$882,278,448
Distributions reinvested	—	—	478,663	5,279,846
Repurchased	—	—	(22,427,355)	(263,177,640)
Net increase (decrease)	—	—	55,009,328	$624,380,654

Net increase (decrease)	15,796,984	$153,490,502	12,122,012	$131,206,373

* Series III shares were terminated on 2-28-05.
** Series NAV shares began operations on 2-28-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

International Value	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	13,419,603	$170,543,944	4,611,332	$67,922,532
Issued in reorganization (Note 1)	—	—	13,018,969	185,660,223
Distributions reinvested	293,836	3,769,917	440,075	6,469,072
Repurchased	(4,184,539)	(54,283,329)	(24,059,118)	(366,581,417)
Net increase (decrease)	9,528,900	$120,030,532	(5,988,742)	($106,529,590)

Series II shares
Sold	15,118,212	$192,816,198	2,754,151	$40,864,540
Issued in reorganization (Note 1)	—	—	2,898,610	41,266,937
Distributions reinvested	161,990	2,071,855	229,638	3,371,043
Repurchased	(1,381,857)	(18,399,675)	(17,671,415)	(268,676,122)
Net increase (decrease)	13,898,345	$176,488,378	(11,789,016)	($183,173,602)

Series III shares*
Sold	47,054	$622,055	5,119	$74,611
Distributions reinvested	31	391	—	—
Repurchased	(6,033)	(81,534)	(46,280)	(705,008)
Net increase (decrease)	41,052	$540,912	(41,161)	($630,397)

Series NAV shares**
Sold	—	—	95,386,424	$1,402,317,151
Distributions reinvested	—	—	742,329	10,889,821
Repurchased	—	—	(53,310,483)	(783,623,891)
Net increase (decrease)	—	—	42,818,270	$629,583,081

Net increase (decrease)	23,468,297	$297,059,822	24,999,351	$339,249,492

* Series III shares were terminated on 2-28-05.
** Series NAV shares began operations on 2-28-05.

Large Cap			Period ended 12-31-05[1]
			Shares	Amount

Series I shares
Sold			133,386	$1,740,876
Repurchased			(132,049)	(1,772,124)
Net increase (decrease)			1,337	($31,248)

Series II shares
Sold			77,809	$1,060,055
Repurchased			(11,353)	(157,729)
Net increase (decrease)			66,456	$902,326

Series NAV shares
Sold			11,794,914	$151,814,861
Repurchased			(2,962,887)	(39,364,615)
Net increase (decrease)			8,832,027	$112,450,246

Net increase (decrease)			8,899,820	$113,321,324

1 Period from 4-29-05 (commencement of operations) to 12-31-05.

Large Cap Growth	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	1,648,387	$15,665,077	1,164,838	$11,348,281
Distributions reinvested	114,933	1,114,847	267,650	2,585,392
Repurchased	(7,330,229)	(69,540,873)	(7,259,532)	(71,337,621)
Net increase (decrease)	(5,566,909)	($52,760,949)	(5,827,044)	($57,403,948)

Series II shares
Sold	1,614,034	$15,499,528	1,024,085	$10,000,136
Distributions reinvested	18,042	174,468	57,072	549,626
Repurchased	(751,151)	(7,042,214)	(1,940,320)	(18,976,659)
Net increase (decrease)	880,925	$8,631,782	(859,163)	($8,426,897)

Series NAV shares*
Sold	—	—	1,185,750	$11,636,911
Issued in reorganization (Note 1)	—	—	17,823,803	167,048,161
Repurchased	—	—	(1,453,356)	(14,348,249)
Net increase (decrease)	—	—	17,556,197	$164,336,823

Net increase (decrease)	(4,685,984)	($44,129,167)	10,869,990	$98,505,978

* Series NAV shares began operations on 4-29-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Large Cap Value	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	4,423,479	$72,969,870	954,021	$18,869,799
Distributions reinvested	27,711	513,488	—	—
Repurchased	(1,059,492)	(17,660,527)	(4,272,651)	(84,652,956)
Net increase (decrease)	3,391,698	$55,822,831	(3,318,630)	($65,783,157)

Series II shares
Sold	5,399,935	$89,712,654	3,163,730	$62,923,083
Distributions reinvested	39,255	715,838	—	—
Repurchased	(532,276)	(8,742,518)	(4,432,994)	(88,032,618)
Net increase (decrease)	4,906,914	$81,685,974	(1,269,264)	($25,109,535)

Series III shares*
Sold	10,578	$181,244	1,419	$26,812
Distributions reinvested	59	1,114	—	—
Repurchased	(693)	(11,956)	(11,363)	(224,488)
Net increase (decrease)	9,944	$170,402	(9,944)	($197,676)

Series NAV shares**
Sold	—	—	12,324,695	$248,143,767
Distributions reinvested	—	—	4	50
Repurchased	—	—	(5,599,557)	(113,393,637)
Net increase (decrease)	—	—	6,725,142	$134,750,180

Net increase (decrease)	8,308,556	$137,679,207	2,127,304	$43,659,812

* Series III shares were terminated on 2-28-05.
** Series NAV shares began operations on 2-28-05.

Managed	Year ended 12-31-04*		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series NAV shares
Sold	9,359,577	$121,173,630	41,417,158	$553,883,140
Distributions reinvested	2,978,585	38,759,944	3,803,447	50,974,961
Repurchased	(21,099,402)	(272,778,794)	(58,438,564)	(785,340,327)

Net increase (decrease)	(8,761,240)	($112,845,220)	(13,217,959)	($180,482,226)

* Audited by previous auditor.

Mid Cap Core	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	734,471	$11,737,080	387,841	$6,449,494
Distributions reinvested	12,286	193,632	45,461	722,393
Repurchased	(799,685)	(12,756,451)	(1,533,338)	(26,022,479)
Net increase (decrease)	(52,928)	($825,739)	(1,100,036)	($18,850,592)

Series II shares
Sold	1,699,449	$27,111,856	360,939	$6,017,858
Distributions reinvested	22,887	360,020	242,668	3,841,443
Repurchased	(793,584)	(12,567,064)	(1,132,423)	(19,068,784)
Net increase (decrease)	928,752	$14,904,812	(528,816)	($9,209,483)

Series III shares*
Sold	3,452	$56,165	664	$11,400
Distributions reinvested	—	3	—	—
Repurchased	(152)	(2,499)	(3,975)	(70,056)
Net increase (decrease)	3,300	$53,669	(3,311)	($58,656)

Series NAV shares**
Sold	—	—	17,745,083	$284,293,518
Distributions reinvested	—	—	136,149	2,164,779
Repurchased	—	—	(2,688,660)	(42,905,470)
Net increase (decrease)	—	—	15,192,572	$243,552,827

Net increase (decrease)	879,124	$14,132,742	13,560,409	$215,434,096

* Series III shares were terminated on 2-28-05.
** Series NAV shares began operations on 2-28-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Mid Cap Stock	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	6,093,443	$76,025,239	4,492,660	$58,622,146
Issued in reorganization (Note 1)	—	—	13,603,209	166,534,940
Distributions reinvested	—	—	656,384	8,473,957
Repurchased	(3,300,283)	(40,842,122)	(18,878,979)	(259,397,509)
Net increase (decrease)	2,793,160	$35,183,117	(126,726)	($25,766,466)

Series II shares
Sold	7,264,730	$89,958,297	2,223,037	$30,688,983
Issued in reorganization (Note 1)	—	—	3,196,971	38,922,544
Distributions reinvested	—	—	343,123	4,405,714
Repurchased	(1,020,097)	(12,498,629)	(10,309,775)	(139,985,027)
Net increase (decrease)	6,244,633	$77,459,668	(4,546,644)	($65,967,786)

Series III shares
Sold	113,546	$1,441,696	162,830	$2,285,158
Distributions reinvested	—	—	3,514	45,364
Repurchased	(26,442)	(322,014)	(68,220)	(942,308)
Net increase (decrease)	87,104	$1,119,682	98,124	$1,388,214

Series NAV shares*
Sold	—	—	22,283,622	$305,353,837
Issued in reorganization (Note 1)	—	—	16,869,292	206,708,528
Distributions reinvested	—	—	658,218	8,504,218
Repurchased	—	—	(14,198,797)	(185,764,135)
Net increase (decrease)	—	—	25,612,335	$334,802,448

Net increase (decrease)	9,124,897	$113,762,467	21,037,089	$244,456,410

* Series NAV shares began operations on 2-28-05.

Mid Cap Value	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	4,505,639	$71,557,366	2,459,542	$43,831,973
Distributions reinvested	103,272	1,617,238	794,373	13,766,327
Repurchased	(1,976,123)	(30,966,947)	(9,558,219)	(171,083,291)
Net increase (decrease)	2,632,788	$42,207,657	(6,304,304)	($113,484,991)

Series II shares
Sold	5,222,643	$82,048,961	1,122,726	$19,846,208
Distributions reinvested	57,984	906,293	512,234	8,856,449
Repurchased	(629,435)	(9,971,085)	(4,982,801)	(90,075,087)
Net increase (decrease)	4,651,192	$72,984,169	(3,347,841)	($61,372,430)

Series III shares
Sold	79,976	$1,300,835	40,411	$722,761
Distributions reinvested	13	204	2,420	41,739
Repurchased	(3,590)	(58,486)	(46,163)	(824,076)
Net increase (decrease)	76,399	$1,242,553	(3,332)	($59,576)

Series NAV shares*
Sold	—	—	9,899,931	$179,498,196
Distributions reinvested	—	—	278,317	4,817,617
Repurchased	—	—	(5,746,778)	(101,744,602)
Net increase (decrease)	—	—	4,431,470	$82,571,211

Net increase (decrease)	7,360,379	$116,434,379	(5,224,007)	($92,345,786)

* Series NAV shares began operations on 2-28-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Mid Value	Year ended 12-31-04*		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares**
Sold	—	—	54,370	$649,731
Distributions reinvested	—	—	321	3,771
Repurchased	—	—	(8,122)	(98,596)
Net increase (decrease)	—	—	46,569	$554,906

Series II shares**
Sold	—	—	399,745	$4,789,939
Distributions reinvested	—	—	2,655	31,150
Repurchased	—	—	(9,404)	(110,568)
Net increase (decrease)	—	—	392,996	$4,710,521

Series NAV shares
Sold	6,691,572	$77,791,144	1,162,334	$13,504,413
Issued in reorganization (Note 1)	2,966,354	35,028,580	—	—
Distributions reinvested	1,590,190	18,388,287	202,682	2,376,682
Repurchased	(4,477,627)	(51,096,844)	(3,577,280)	(40,893,844)
Net increase (decrease)	6,770,489	$80,111,167	(2,212,264)	($25,012,749)

Net increase (decrease)	6,770,489	$80,111,167	(1,772,699)	($19,747,322)

* Audited by previous auditor.
** Series I and Series II shares began operations on 4-29-05.

Money Market	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	170,665,792	$1,706,657,930	54,856,039	$548,560,372
Distributions reinvested	1,656,937	16,569,370	5,935,246	59,351,990
Repurchased	(57,420,190)	(574,201,917)	(68,121,740)	(681,216,996)
Net increase (decrease)	114,902,539	$1,149,025,383	(7,330,455)	($73,304,634)

Series II shares
Sold	20,965,243	$209,652,431	22,550,646	$225,506,434
Distributions reinvested	132,483	1,324,830	554,945	5,549,457
Repurchased	(20,810,145)	(208,101,448)	(18,634,133)	(186,341,326)
Net increase (decrease)	287,581	$2,875,813	4,471,458	$44,714,565

Series III shares
Sold	1,534,637	$15,346,372	2,347,504	$23,475,038
Distributions reinvested	1,641	16,409	11,691	116,910
Repurchased	(1,438,143)	(14,381,429)	(2,022,940)	(20,229,402)
Net increase (decrease)	98,135	$981,352	336,255	$3,362,546

Net increase (decrease)	115,288,255	$1,152,882,548	(2,522,742)	($25,227,523)

Money Market B	Year ended 12-31-04*		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series NAV shares
Sold	360,686,272	$360,686,272	254,051,507	$254,051,507
Distributions reinvested	6,533,902	6,533,902	13,693,261	13,693,261
Repurchased	(576,781,778)	(576,781,778)	(297,974,411)	(297,974,411)

Net increase (decrease)	(209,561,604)	($209,561,604)	(30,229,643)	($30,229,643)

* Audited by previous auditor.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Natural Resources	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	11,097,479	$205,887,072	1,838,367	$46,160,303
Distributions reinvested	138,568	2,528,863	26,753	640,183
Repurchased	(5,968,421)	(114,260,396)	(11,672,794)	(294,439,223)
Net increase (decrease)	5,267,626	$94,155,539	(9,807,674)	($247,638,737)

Series II shares
Sold	12,684,523	$237,620,859	4,183,967	$106,368,505
Distributions reinvested	138,876	2,528,932	127,290	3,033,273
Repurchased	(2,477,976)	(48,633,418)	(12,305,847)	(307,134,327)
Net increase (decrease)	10,345,423	$191,516,373	(7,994,590)	($197,732,549)

Series III shares
Sold	56,093	$1,121,222	67,221	$1,813,444
Distributions reinvested	87	1,589	445	10,584
Repurchased	(14,690)	(296,345)	(57,116)	(1,435,221)
Net increase (decrease)	41,490	$826,466	10,550	$388,807

Series NAV shares*
Sold	—	—	37,202,636	$954,183,203
Distributions reinvested	—	—	536,038	12,778,911
Repurchased	—	—	(21,950,495)	(607,599,342)
Net increase (decrease)	—	—	15,788,179	$359,362,772

Net increase (decrease)	15,654,539	$286,498,378	(2,003,535)	($85,619,707)

* Series NAV shares began operations on 2-28-05.

Overseas Equity	Year ended 12-31-04*		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares**
Sold	—	—	35,907	$421,973
Distributions reinvested	—	—	361	4,143
Repurchased	—	—	(6,787)	(80,712)
Net increase (decrease)	—	—	29,481	$345,404

Series II shares**
Sold	—	—	426,570	$4,939,822
Distributions reinvested	—	—	3,169	36,189
Repurchased	—	—	(67,437)	(787,358)
Net increase (decrease)	—	—	362,302	$4,188,653

Series NAV shares
Sold	2,442,439	$24,688,850	1,193,920	$13,098,615
Issued in reorganization (Note 1)	11,336,041	112,876,320	—	—
Distributions reinvested	77,787	767,059	554,492	6,239,211
Repurchased	(4,132,567)	(41,412,354)	(4,783,250)	(52,934,960)
Net increase (decrease)	9,723,700	$96,919,875	(3,034,838)	($33,597,134)

Net increase (decrease)	9,723,700	$96,919,875	(2,643,055)	($29,063,077)

* Audited by previous auditor.
** Series I and Series II shares began operations on 4-29-05.

Pacific Rim	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	3,410,848	$29,801,460	2,984,077	$31,230,485
Distributions reinvested	37,081	341,514	78,610	743,689
Repurchased	(3,199,065)	(27,173,238)	(1,502,121)	(14,535,010)
Net increase (decrease)	248,864	$2,969,736	1,560,566	$17,439,164

Series II shares
Sold	2,315,854	$20,208,135	2,286,513	$24,032,385
Distributions reinvested	11,374	104,416	23,027	217,372
Repurchased	(1,761,071)	(14,803,209)	(960,284)	(9,394,669)
Net increase (decrease)	566,157	$5,509,342	1,349,256	$14,855,088

Series III shares
Sold	15,170	$130,650	46,313	$502,545
Distributions reinvested	3	35	64	599
Repurchased	(8,557)	(73,948)	(3,641)	(39,241)
Net increase (decrease)	6,616	$56,737	42,736	$463,903

Series NAV shares*
Sold	—	—	606,610	$6,321,496
Repurchased	—	—	(73,992)	(804,016)
Net increase (decrease)	—	—	532,618	$5,517,480

Net increase (decrease)	821,637	$8,535,815	3,485,176	$38,275,635

* Series NAV shares began operations on 4-29-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Quantitative All Cap	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	22,127,167	$334,283,626	280,686	$4,688,695
Distributions reinvested	140,983	2,337,106	1,593,379	26,287,576
Repurchased	(2,738,614)	(41,594,509)	(3,394,851)	(56,519,597)
Net increase (decrease)	19,529,536	$295,026,223	(1,520,786)	($25,543,326)

Series II shares
Sold	149,772	$2,280,934	144,857	$2,413,963
Distributions reinvested	7,313	112,080	29,471	486,035
Repurchased	(46,778)	(697,978)	(92,965)	(1,539,827)
Net increase (decrease)	110,307	$1,695,036	81,363	$1,360,171

Series III shares
Sold	58,401	$872,964	19,243	$321,628
Distributions reinvested	367	6,108	5,850	96,668
Repurchased	(1,512)	(23,556)	(8,586)	(146,051)
Net increase (decrease)	57,256	$855,516	16,507	$272,245

Series NAV shares*
Sold	—	—	3,245	$55,196
Distributions reinvested	—	—	169	2,818
Repurchased	—	—	(810)	(13,522)
Net increase (decrease)	—	—	2,604	$44,492

Net increase (decrease)	19,697,099	$297,576,775	(1,420,312)	($23,866,418)

* Series NAV shares began operations on 4-29-05.

Quantitative Mid Cap	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	1,320,711	$15,384,684	1,116,367	$15,101,651
Repurchased	(1,228,514)	(14,273,975)	(10,062,936)	(136,095,779)
Net increase (decrease)	92,197	$1,110,709	(8,946,569)	($120,994,128)

Series II shares
Sold	461,214	$5,345,918	551,462	$7,502,584
Repurchased	(172,709)	(2,011,208)	(409,448)	(5,498,128)
Net increase (decrease)	288,505	$3,334,710	142,014	$2,004,456

Series NAV shares*
Sold	—	—	820,956	$11,342,166
Repurchased	—	—	(7,012)	(100,785)
Net increase (decrease)	—	—	813,944	$11,241,381

Net increase (decrease)	380,702	$4,445,419	(7,990,611)	($107,748,291)

* Series NAV shares began operations on 4-29-05.

Quantitative Value	Period ended 12-31-04[1]		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	13,068,711	$161,475,085	1,232,680	$17,918,869
Distributions reinvested	—	—	579,474	8,054,750
Repurchased	(615,023)	(8,227,077)	(14,226,706)	(202,913,411)
Net increase (decrease)	12,453,688	$153,248,008	(12,414,552)	($176,939,792)

Series II shares
Sold	2,988,669	$38,338,774	529,704	$7,720,777
Distributions reinvested	—	—	3,982	55,550
Repurchased	(61,361)	(815,466)	(3,255,216)	(48,751,899)
Net increase (decrease)	2,927,308	$37,523,308	(2,721,530)	($40,975,572)

Series III shares*
Sold	7,076	$95,004	991	$14,444
Repurchased	(388)	(5,218)	(7,679)	(114,827)
Net increase (decrease)	6,688	$89,786	(6,688)	($100,383)

Series NAV shares**
Sold	—	—	23,289,585	$330,025,742
Distributions reinvested	—	—	342,811	4,761,626
Repurchased	—	—	(11,047,546)	(156,595,096)
Net increase (decrease)	—	—	12,584,850	$178,192,272

Net increase (decrease)	15,387,684	$190,861,102	(2,557,920)	($39,823,475)

* Series III shares were terminated on 2-28-05. ** Series NAV shares began operations on 2-28-05. 1 Period from 5-3-04 (commencement of operations) to 12-31-04.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Real Estate Securities	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	7,778,711	$173,914,314	2,320,917	$56,836,112
Distributions reinvested	609,339	12,186,795	2,913,111	61,495,756
Repurchased	(7,017,384)	(155,947,389)	(17,407,393)	(426,894,739)
Net increase (decrease)	1,370,666	$30,153,720	(12,173,365)	($308,562,871)

Series II shares
Sold	8,701,972	$194,786,056	2,464,170	$61,079,042
Distributions reinvested	266,910	5,322,178	975,201	20,586,521
Repurchased	(3,058,861)	(69,757,297)	(12,179,581)	(307,759,735)
Net increase (decrease)	5,910,021	$130,350,937	(8,740,210)	($226,094,172)

Series III shares
Sold	85,837	$2,009,063	64,311	$1,548,686
Distributions reinvested	161	3,207	9,040	189,837
Repurchased	(17,084)	(408,691)	(71,072)	(1,749,001)
Net increase (decrease)	68,914	$1,603,579	2,279	($10,478)

Series NAV shares*
Sold	—	—	27,901,730	$693,140,009
Issued in reorganization (Note 1)	—	—	15,001,084	327,189,577
Distributions reinvested	—	—	3,300,761	69,546,977
Repurchased	—	—	(12,842,948)	(303,154,772)
Net increase (decrease)	—	—	33,360,627	$786,721,791

Net increase (decrease)	7,349,601	$162,108,236	12,449,331	$252,054,270

* Series NAV shares began operations on 2-28-05.

Science & Technology	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	2,216,694	$24,711,289	510,562	$5,845,872
Repurchased	(8,503,408)	(92,570,366)	(8,738,430)	(98,126,863)
Net increase (decrease)	(6,286,714)	($67,859,077)	(8,227,868)	($92,280,991)

Series II shares
Sold	1,787,002	$19,890,581	554,955	$6,316,560
Repurchased	(1,379,713)	(14,884,795)	(1,399,585)	(15,660,067)
Net increase (decrease)	407,289	$5,005,786	(844,630)	($9,343,507)

Series III shares
Sold	50,474	$541,802	136,302	$1,491,992
Repurchased	(6,232)	(71,390)	(45,855)	(512,903)
Net increase (decrease)	44,242	$470,412	90,447	$979,089

Series NAV shares*
Sold	—	—	16,673	$192,459
Repurchased	—	—	(1,284)	(14,760)
Net increase (decrease)	—	—	15,389	$177,699

Net increase (decrease)	(5,835,183)	($62,382,879)	(8,966,662)	($100,467,710)

* Series NAV shares began operations on 4-29-05.

Small Cap			Period ended 12-31-05[1]
			Shares	Amount

Series I shares
Sold			193,076	$2,607,070
Repurchased			(130,230)	(1,777,945)
Net increase (decrease)			62,846	$829,125

Series II shares
Sold			63,062	$877,706
Repurchased			(15,993)	(222,397)
Net increase (decrease)			47,069	$655,309

Series NAV shares
Sold			30,192,368	$387,867,748
Repurchased			(20,004,449)	(264,967,307)
Net increase (decrease)			10,187,919	$122,900,441

Net increase (decrease)			10,297,834	$124,384,875

1 Period from 4-29-05 (commencement of operations) to 12-31-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Small Cap Growth	Year ended 12-31-04*		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares**
Sold	—	—	97,954	$967,855
Distributions reinvested	—	—	438	4,096
Repurchased	—	—	(14,507)	(135,546)
Net increase (decrease)	—	—	83,885	$836,405

Series II shares**
Sold	—	—	2,022,623	$19,406,212
Distributions reinvested	—	—	15,426	144,228
Repurchased	—	—	(168,464)	(1,619,783)
Net increase (decrease)	—	—	1,869,585	$17,930,657

Series NAV shares
Sold	4,569,608	$37,752,269	2,405,944	$23,220,154
Issued in reorganization (Note 1)	17,268,861	139,231,049	—	—
Distributions reinvested	—	—	539,297	5,053,095
Repurchased	(6,815,605)	(55,210,288)	(3,762,244)	(33,262,804)
Net increase (decrease)	15,022,864	$121,773,030	(817,003)	($4,989,555)

Net increase (decrease)	15,022,864	$121,773,030	1,136,467	$13,777,507

* Audited by previous auditor.
** Series I and Series II shares began operations on 4-29-05.

Small Cap Opportunities	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	3,907,827	$71,411,264	2,336,031	$48,033,068
Issued in reorganization (Note 1)	—	—	5,100,183	99,087,835
Distributions reinvested	41,838	753,501	7,174	143,911
Repurchased	(1,586,600)	(29,885,396)	(6,396,163)	(137,392,802)
Net increase (decrease)	2,363,065	$42,279,369	1,047,225	$9,872,012

Series II shares
Sold	4,766,197	$88,054,956	1,081,253	$22,739,637
Issued in reorganization (Note 1)	—	—	3,248,949	62,899,088
Distributions reinvested	36,286	652,429	32,894	657,536
Repurchased	(835,154)	(15,262,936)	(6,603,616)	(140,558,289)
Net increase (decrease)	3,967,329	$73,444,449	(2,240,520)	($54,262,028)

Series III shares*
Sold	15,139	$292,474	2,285	$47,730
Distributions reinvested	21	384	—	—
Repurchased	(2,379)	(46,577)	(15,096)	(323,016)
Net increase (decrease)	12,781	$246,281	(12,811)	($275,286)

Series NAV shares**
Sold	—	—	15,836,610	$339,517,100
Distributions reinvested	—	—	261,259	5,214,655
Repurchased	—	—	(8,024,524)	(170,213,795)
Net increase (decrease)	—	—	8,073,345	$174,517,960

Net increase (decrease)	6,343,175	$115,970,099	6,867,239	$129,852,658

* Series III shares were terminated on 2-28-05.
** Series NAV shares began operations on 2-28-05.

Small Cap Value	Year ended 12-31-04*		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares**
Sold	—	—	26,484	$550,583
Distributions reinvested	—	—	171	3,543
Repurchased	—	—	(2,243)	(46,967)
Net increase (decrease)	—	—	24,412	$507,159

Series II shares**
Sold	—	—	1,718,995	$36,064,681
Distributions reinvested	—	—	15,843	327,001
Repurchased	—	—	(102,603)	(2,125,697)
Net increase (decrease)	—	—	1,632,235	$34,265,985

Series NAV shares
Sold	3,891,144	$69,246,860	1,506,735	$30,261,602
Distributions reinvested	819,959	15,732,488	160,364	3,158,490
Repurchased	(3,473,797)	(61,725,068)	(1,707,105)	(34,100,780)
Net increase (decrease)	1,237,306	$23,254,280	(40,006)	($680,688)

Net increase (decrease)	1,237,306	$23,254,280	1,616,641	$34,092,456

* Audited by previous auditor.
** Series I and Series II shares began operations on 4-29-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Small Company	Period ended 12-31-04[1]		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	2,534,731	$32,488,707	446,032	$6,695,688
Distributions reinvested	—	—	3,157	46,408
Repurchased	(939,354)	(12,679,573)	(2,006,350)	(31,038,940)
Net increase (decrease)	1,595,377	$19,809,134	(1,557,161)	($24,296,844)

Series II shares
Sold	2,496,616	$32,274,164	2,059,350	$31,146,653
Distributions reinvested	—	—	46,956	688,828
Repurchased	(388,191)	(5,089,125)	(2,535,259)	(39,235,422)
Net increase (decrease)	2,108,425	$27,185,039	(428,953)	($7,399,941)

Series III shares*
Sold	4,756	$64,966	802	$11,915
Repurchased	(601)	(8,431)	(4,957)	(76,726)
Net increase (decrease)	4,155	$56,535	(4,155)	($64,811)

Series NAV shares**
Sold	—	—	5,846,734	$89,891,606
Distributions reinvested	—	—	95,426	1,402,733
Repurchased	—	—	(3,402,175)	(51,679,178)
Net increase (decrease)	—	—	2,539,985	$39,615,161

Net increase (decrease)	3,707,957	$47,050,708	549,716	$7,853,565

* Series III shares were terminated on 2-28-05.
** Series NAV shares began operations on 2-28-05.
1 Period from 5-3-04 (commencement of operations) to 12-31-04.

Small Company Growth			Period ended 12-31-05[1]
			Shares	Amount

Series NAV shares
Sold			4,367,761	$54,989,569
Repurchased			(2,119)	(27,511)

Net increase (decrease)			4,365,642	$54,962,058

1 Period from 10-24-05 (commencement of operations) to 12-31-05.

Small Company Value	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	4,547,169	$83,998,106	679,408	$14,134,424
Distributions reinvested	322,735	5,722,088	415,064	8,247,324
Repurchased	(2,765,832)	(50,898,783)	(12,603,038)	(264,925,498)
Net increase (decrease)	2,104,072	$38,821,411	(11,508,566)	($242,543,750)

Series II shares
Sold	5,258,546	$96,649,850	824,543	$16,901,331
Distributions reinvested	133,737	2,365,813	172,146	3,411,918
Repurchased	(834,869)	(15,449,799)	(5,182,416)	(108,973,600)
Net increase (decrease)	4,557,414	$83,565,864	(4,185,727)	($88,660,351)

Series III shares*
Sold	10,262	$196,093	1,950	$39,871
Distributions reinvested	13	234	—	—
Repurchased	(1,515)	(28,672)	(10,737)	(225,740)
Net increase (decrease)	8,760	$167,655	(8,787)	($185,869)

Series NAV shares**
Sold	—	—	11,986,570	$251,977,010
Distributions reinvested	—	—	155,738	3,088,257
Repurchased	—	—	(5,472,467)	(114,855,544)
Net increase (decrease)	—	—	6,669,841	$140,209,723

Net increase (decrease)	6,670,246	$122,554,930	(9,033,239)	($191,180,247)

* Series III shares were terminated on 2-28-05.
** Series NAV shares began operations on 2-28-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Special Value	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	434,683	$7,222,719	142,282	$2,612,605
Distributions reinvested	13,960	228,385	657	11,913
Repurchased	(218,798)	(3,661,954)	(975,387)	(18,075,015)
Net increase (decrease)	229,845	$3,789,150	(832,448)	($15,450,497)

Series II shares
Sold	687,853	$11,412,437	1,173,184	$21,469,319
Distributions reinvested	9,859	161,002	5,637	101,745
Repurchased	(227,512)	(3,751,891)	(1,658,520)	(31,506,774)
Net increase (decrease)	470,200	$7,821,548	(479,699)	($9,935,710)

Series III shares
Sold	27,377	$464,578	29,484	$570,261
Distributions reinvested	16	278	68	1,231
Repurchased	(6,092)	(105,257)	(18,005)	(338,171)
Net increase (decrease)	21,301	$359,599	11,547	$233,321

Series NAV shares*
Sold	—	—	4,368,221	$82,094,486
Distributions reinvested	—	—	5,427	98,391
Repurchased	—	—	(862,585)	(16,115,112)
Net increase (decrease)	—	—	3,511,063	$66,077,765

Net increase (decrease)	721,346	$11,970,297	2,210,463	$40,924,879

* Series NAV shares began operations on 2-28-05.

Spectrum Income			Period ended 12-31-05[1]
			Shares	Amount

Series NAV shares
Sold			43,352,862	$542,344,528

Net increase (decrease)			43,352,862	$542,344,528

1 Period from 10-24-05 (commencement of operations) to 12-31-05.

Strategic Opportunities	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	476,932	$4,817,194	79,807	$900,412
Distributions reinvested	45,985	466,283	188,555	1,974,374
Repurchased	(10,087,312)	(100,424,572)	(9,155,780)	(100,064,896)
Net increase (decrease)	(9,564,395)	($95,141,095)	(8,887,418)	($97,190,110)

Series II shares
Sold	599,025	$5,951,433	111,889	$1,241,644
Distributions reinvested	646	6,544	6,617	69,212
Repurchased	(434,607)	(4,291,236)	(481,917)	(5,287,242)
Net increase (decrease)	165,064	$1,666,741	(363,411)	($3,976,386)

Series NAV shares*
Sold	—	—	15,600	$179,011
Repurchased	—	—	(1,437)	(16,203)
Net increase (decrease)	—	—	14,163	$162,808

Net increase (decrease)	(9,399,331)	($93,474,354)	(9,236,666)	($101,003,688)

* Series NAV shares began operations on 4-29-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Strategic Value	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	2,596,555	$27,130,605	856,410	$9,521,641
Distributions reinvested	36,901	381,552	428,407	4,476,852
Repurchased	(4,823,215)	(49,984,612)	(5,840,187)	(65,265,730)
Net increase (decrease)	(2,189,759)	($22,472,455)	(4,555,370)	($51,267,237)

Series II shares
Sold	3,551,675	$37,141,116	818,976	$9,214,311
Distributions reinvested	19,601	202,085	261,664	2,731,784
Repurchased	(2,236,685)	(22,990,184)	(4,581,146)	(52,521,743)
Net increase (decrease)	1,334,591	$14,353,017	(3,500,506)	($40,575,648)

Series III shares*
Sold	13,331	$144,628	1,391	$15,937
Distributions reinvested	6	59	—	—
Repurchased	(3,182)	(34,700)	(11,662)	(134,848)
Net increase (decrease)	10,155	$109,987	(10,271)	($118,911)

Series NAV shares**
Sold	—	—	12,742,393	$142,408,720
Distributions reinvested	—	—	846,464	8,820,165
Repurchased	—	—	(3,074,707)	(31,794,222)
Net increase (decrease)	—	—	10,514,150	$119,434,663

Net increase (decrease)	(845,013)	($8,009,451)	2,448,003	$27,472,867

* Series III shares were terminated on 2-28-05.
** Series NAV shares began operations on 2-28-05.

U.S. Global Leaders Growth	Period ended 12-31-04[1]		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	225,094	$2,817,698	4,389,690	$55,188,040
Issued in reorganization (Note 1)	—	—	3,778,035	45,926,099
Distributions reinvested	970	12,792	61,395	807,343
Repurchased	(2,820)	(36,445)	(5,120,777)	(65,777,369)
Net increase (decrease)	223,244	$2,794,045	3,108,343	$36,144,113

Series II shares
Sold	509,952	$6,376,389	3,058,241	$39,331,968
Issued in reorganization (Note 1)	—	—	2,869,038	34,786,446
Distributions reinvested	1,924	25,343	47,363	622,818
Repurchased	(6,000)	(74,162)	(3,676,145)	(47,310,994)
Net increase (decrease)	505,876	$6,327,570	2,298,497	$27,430,238

Series III shares*
Sold	—	—	9,403	$120,830
Issued in reorganization (Note 1)	—	—	1,839	22,366
Distributions reinvested	—	—	62	808
Repurchased	—	—	(7,539)	(97,034)
Net increase (decrease)	—	—	3,765	$46,970

Series NAV shares*
Sold	—	—	51,736,628	$654,638,332
Distributions reinvested	—	—	498,234	6,551,784
Repurchased	—	—	(25,687,617)	(324,392,429)
Net increase (decrease)	—	—	26,547,245	$336,797,687

Net increase (decrease)	729,120	$9,121,615	31,957,850	$400,419,008

* Series III and Series NAV shares began operations on 4-29-05 and 2-28-05, respectively.
1 Period from 5-3-04 (commencement of operations) to 12-31-04.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

U.S. Large Cap	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	4,381,665	$57,864,190	275,764	$3,787,171
Issued in reorganization (Note 1)	14,651,956	187,545,043	—	—
Distributions reinvested	105,926	1,403,516	163,627	2,223,828
Repurchased	(5,697,810)	(74,330,766)	(13,222,752)	(184,580,405)
Net increase (decrease)	13,441,737	$172,481,983	(12,783,361)	($178,569,406)

Series II shares
Sold	5,929,601	$77,026,092	1,096,895	$14,937,079
Issued in reorganization (Note 1)	471,566	6,012,470	—	—
Distributions reinvested	32,311	426,178	11,680	158,312
Repurchased	(413,111)	(5,403,970)	(9,589,327)	(133,194,965)
Net increase (decrease)	6,020,367	$78,060,770	(8,480,752)	($118,099,574)

Series III shares*
Sold	20,153	$264,116	2,392	$32,598
Issued in reorganization (Note 1)	9	109	—	—
Distributions reinvested	4	58	—	—
Repurchased	(2,319)	(31,049)	(20,333)	(282,834)
Net increase (decrease)	17,847	$233,234	(17,941)	($250,236)

Series NAV shares**
Sold	—	—	16,066,663	$223,664,345
Distributions reinvested	—	—	89,320	1,212,125
Repurchased	—	—	(15,988,223)	(210,442,617)
Net increase (decrease)	—	—	167,760	$14,433,853

Net increase (decrease)	19,479,951	$250,775,987	(21,114,294)	($282,485,363)

* Series III shares were terminated on 2-28-05.
** Series NAV shares began operations on 2-28-05.

U.S. Multi Sector			Period ended 12-31-05[1]
			Shares	Amount

Series NAV shares
Sold			65,504,389	$821,914,530
Repurchased			(10,558)	(138,310)

Net increase (decrease)			65,493,831	$821,776,220

1 Period from 10-24-05 (commencement of operations) to 12-31-05.

Utilities	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	1,946,278	$20,229,179	2,910,597	$36,106,062
Distributions reinvested	39,419	382,761	381,676	4,423,663
Repurchased	(632,642)	(6,395,488)	(1,553,907)	(19,506,605)
Net increase (decrease)	1,353,055	$14,216,452	1,738,366	$21,023,120

Series II shares
Sold	1,385,364	$14,152,264	2,077,304	$25,577,673
Distributions reinvested	23,495	227,194	225,464	2,601,875
Repurchased	(446,315)	(4,664,179)	(1,344,573)	(16,703,885)
Net increase (decrease)	962,544	$9,715,279	958,195	$11,475,663

Series III shares
Sold	12,680	$140,466	71,863	$916,160
Distributions reinvested	5	48	638	7,348
Repurchased	(4,204)	(46,916)	(43,514)	(539,486)
Net increase (decrease)	8,481	$93,598	28,987	$384,022

Series NAV shares*
Sold	—	—	434,754	$5,486,154
Repurchased	—	—	(197,023)	(2,494,784)
Net increase (decrease)	—	—	237,731	$2,991,370

Net increase (decrease)	2,324,080	$24,025,329	2,963,279	$35,874,175

* Series NAV shares began operations on 4-29-05.

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Value	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	2,349,546	$41,699,661	565,906	$11,439,349
Distributions reinvested	90,245	1,572,968	81,828	1,607,874
Repurchased	(2,708,520)	(47,285,338)	(4,297,989)	(85,409,033)
Net increase (decrease)	(268,729)	($4,012,709)	(3,650,255)	($72,361,810)

Series II shares
Sold	1,347,852	$23,470,311	437,874	$8,946,198
Distributions reinvested	10,285	178,862	9,140	179,233
Repurchased	(551,159)	(9,344,020)	(827,913)	(16,560,937)
Net increase (decrease)	806,978	$14,305,153	(380,899)	($7,435,506)

Series NAV shares*
Sold	—	—	65,208	$1,379,620
Repurchased	—	—	(560)	(12,034)
Net increase (decrease)	—	—	64,648	$1,367,586

Net increase (decrease)	538,249	$10,292,444	(3,966,506)	($78,429,730)

* Series NAV shares began operations on 4-29-05.

Value & Restructuring	Period ended 12-31-05[1]
	Shares	Amount

Series NAV shares
Sold	11,584,218	$145,171,267
Repurchased	(102,306)	(1,338,340)

Net increase (decrease)	11,481,912	$143,832,927

1 Period from 10-24-05 (commencement of operations) to 12-31-05.

Vista	Period ended 12-31-05[1]
	Shares	Amount

Series NAV shares
Sold	5,255,340	$65,965,255
Repurchased	(4,297)	(56,887)

Net increase (decrease)	5,251,043	$65,908,368

1 Period from 10-24-05 (commencement of operations) to 12-31-05.

9. INVESTMENT TRANSACTIONS The following summarizes the securities transactions (except for short-term investments) for the Portfolios (with the exception of Money Market and Money Market B) for the period ended December 31, 2005:

		PURCHASES	SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
All Cap Core	—	$743,925,227	—	$787,650,493
All Cap Growth	—	549,865,074	—	814,336,512
All Cap Value	—	295,629,500	—	440,022,018
American Blue Chip Income and Growth	—	17,508,059	—	20,314,384
American Bond	—	148,792,468	—	1,620,824
American Growth	—	351,924,438	—	29,552,873
American Growth-Income	—	292,393,145	—	5,291,590
American International	—	271,848,388	—	27,548,685
Blue Chip Growth	—	1,896,281,004	—	1,426,387,434
Capital Appreciation	—	310,362,526	—	304,697,943
Classic Value	—	24,421,473	—	8,647,372
Core Equity	—	329,060,405	—	325,828,058
Dynamic Growth	—	133,340,846	—	147,816,353
Emerging Growth	—	254,566,560	—	522,581,910
Emerging Small Company	—	244,502,142	—	433,159,806
Equity-Income	—	1,328,942,302	—	1,073,647,697
Financial Services	—	96,876,009	—	61,813,651
Fundamental Value	—	394,516,343	—	322,688,608
Global	—	88,773,686	—	130,009,614
Global Allocation	$101,674,294	113,526,032	$76,313,101	164,477,537
Growth & Income	—	1,761,707,756	—	2,057,446,681
Growth & Income II	—	2,694,488,589	—	2,171,595,008
Health Sciences	—	162,151,499	—	140,673,115
Income & Value	133,265,778	229,144,229	167,589,626	327,181,680
International Opportunities	—	599,262,553	—	333,910,531
International Small Cap	—	242,495,539	—	236,539,771
International Stock	—	1,155,602,116	—	1,040,695,041

John Hancock Trust Notes to Financial Statements

INVESTMENT TRANSACTIONS, CONTINUED
		PURCHASES	SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
International Value	—	$1,213,272,501	—	$878,741,243
Large Cap	—	164,632,475	—	54,643,621
Large Cap Growth	—	558,640,575	—	473,574,490
Large Cap Value	—	280,138,085	—	234,237,207
Managed	$371,105,422	4,613,253,222	$446,571,646	4,736,264,049
Mid Cap Core	—	312,515,424	—	122,909,064
Mid Cap Stock	—	1,740,843,838	—	1,533,367,818
Mid Cap Value	—	238,064,237	—	348,927,033
Mid Value	—	75,485,191	—	94,994,321
Natural Resources	—	263,551,033	—	364,394,393
Overseas Equity	—	76,674,309	—	100,035,122
Pacific Rim	—	67,445,218	—	29,561,645
Quantitative All Cap	—	416,918,916	—	466,107,064
Quantitative Mid Cap	—	133,596,153	—	241,857,236
Quantitative Value	—	655,254,789	—	704,230,485
Real Estate Securities	—	1,124,701,811	—	1,054,392,571
Science & Technology	—	262,753,679	—	353,474,343
Small Cap	—	366,825,705	—	243,721,995
Small Cap Growth	—	311,061,000	—	308,994,845
Small Cap Opportunities	—	529,985,110	—	401,147,204
Small Cap Value	—	298,876,356	—	176,539,002
Small Company	—	150,254,170	—	144,993,549
Small Company Growth	—	55,359,491	—	3,202,005
Small Company Value	—	86,938,683	—	293,584,588
Special Value	—	76,804,054	—	37,500,285
Spectrum Income	104,489,320	476,404,115	70,032,543	26,809,543
Strategic Opportunities	—	486,478,250	—	576,657,309
Strategic Value	—	132,950,934	—	120,360,286
U.S. Global Leaders Growth	—	807,813,975	—	423,347,013
U.S. Large Cap	—	229,271,120	—	489,048,129
U.S. Multi Sector	2,370,311	780,622,469	—	39,112,564
Utilities	—	154,213,551	—	120,758,277
Value	—	196,008,152	—	282,528,131
Value & Restructuring	—	143,756,603	—	5,194,498
Vista	—	83,623,716	—	19,844,018

The cost of investments owned on December 31, 2005, including short-term investments, for federal income tax purposes, was as follows:

		NET TAX BASIS
		APPRECIATION	TAX BASIS	TAX BASIS
PORTFOLIO	TAX BASIS COST	(DEPRECIATION)	APPRECIATION	DEPRECIATION
All Cap Core	$242,889,376	$10,950,331	$15,100,564	$4,150,233
All Cap Growth	349,399,345	39,259,772	42,959,348	3,699,576
All Cap Value	243,407,107	21,677,990	24,436,780	2,758,790
American Blue Chip Income and Growth	165,712,809	25,701,351	25,701,351	—
American Bond	147,156,100	718,201	718,201	—
American Growth	965,479,457	225,876,572	225,876,572	—
American Growth-Income	801,392,672	85,409,870	85,409,870	—
American International	532,959,352	125,896,828	125,896,828	—
Blue Chip Growth	2,127,434,473	305,388,274	351,605,363	46,217,089
Capital Appreciation	271,169,865	34,485,252	36,366,574	1,881,322
Classic Value	34,470,774	1,577,732	2,220,182	642,450
Core Equity	419,237,157	47,423,007	55,767,389	8,344,382
Dynamic Growth	163,042,364	40,279,175	44,000,339	3,721,164
Emerging Growth	20,168,949	2,721,363	3,366,052	644,689
Emerging Small Company	282,275,004	47,857,513	62,293,868	14,436,355
Equity-Income	2,104,656,127	238,658,000	317,795,224	79,137,224
Financial Services	132,520,452	37,621,213	37,621,213	—
Fundamental Value	759,124,207	193,042,758	207,342,069	14,299,311
Global	397,226,037	49,957,419	64,937,295	14,979,876
Global Allocation	190,738,604	12,313,839	15,142,032	2,828,193
Growth & Income	1,251,052,085	8,477,179	68,344,565	59,867,386
Growth & Income II	1,995,551,310	246,180,965	289,250,599	43,069,634
Health Sciences	219,481,293	28,584,501	47,638,785	19,054,284
Income & Value	637,879,329	65,418,212	79,157,476	13,739,264
International Opportunities	292,410,197	49,601,306	50,014,102	412,796
International Small Cap	475,600,317	89,733,898	115,638,441	25,904,543
International Stock	763,578,374	102,154,291	108,092,416	5,938,125
International Value	1,146,171,938	150,640,130	182,477,652	31,837,522
Large Cap	117,206,434	8,173,893	9,735,436	1,561,543
Large Cap Growth	559,162,595	42,135,630	53,533,074	11,397,444

John Hancock Trust Notes to Financial Statements

INVESTMENT TRANSACTIONS, CONTINUED
		NET TAX BASIS
		APPRECIATION	TAX BASIS	TAX BASIS
PORTFOLIO	TAX BASIS COST	(DEPRECIATION)	APPRECIATION	DEPRECIATION
Large Cap Value	$216,434,194	$28,925,171	$32,153,173	$3,228,002
Managed	2,125,615,396	22,191,902	86,165,397	63,973,495
Mid Cap Core	300,231,883	13,311,623	15,691,354	2,379,731
Mid Cap Stock	818,698,737	148,330,354	154,292,452	5,962,098
Mid Cap Value	519,329,678	105,428,060	122,118,822	16,690,762
Mid Value	181,988,276	15,600,786	21,346,660	5,745,874
Natural Resources	480,725,100	235,355,409	239,839,733	4,484,324
Overseas Equity	246,914,036	52,662,116	55,092,329	2,430,213
Pacific Rim	176,224,868	38,970,525	41,519,087	2,548,562
Quantitative All Cap	333,139,165	13,713,941	21,831,746	8,117,805
Quantitative Mid Cap	40,641,647	4,420,552	4,800,931	380,379
Quantitative Value	195,991,915	2,796,606	6,704,675	3,908,069
Real Estate Securities	1,056,929,671	164,419,027	176,142,478	11,723,451
Science & Technology	478,486,239	17,402,287	31,933,815	14,531,528
Small Cap	138,256,886	8,962,705	13,078,855	4,116,150
Small Cap Growth	297,202,166	45,246,114	49,547,745	4,301,631
Small Cap Opportunities	342,202,042	44,015,935	59,408,280	15,392,345
Small Cap Value	329,317,017	33,874,412	41,840,869	7,966,457
Small Company	63,473,105	3,501,929	5,546,364	2,044,435
Small Company Growth	54,707,162	2,956,893	3,582,118	625,225
Small Company Value	472,700,908	167,634,986	189,455,119	21,820,133
Special Value	77,051,448	2,639,774	3,949,860	1,310,086
Spectrum Income	549,525,167	5,068,008	7,561,709	2,493,701
Strategic Opportunities	452,451,533	60,386,589	67,810,984	7,424,395
Strategic Value	165,099,013	5,643,066	12,297,810	6,654,744
U.S. Global Leaders Growth	422,653,994	7,118,643	15,127,429	8,008,786
U.S. Large Cap	597,396,894	68,138,988	90,468,233	22,329,245
U.S. Multi Sector	821,317,427	29,698,496	38,473,211	8,774,715
Utilities	140,443,718	12,183,455	14,368,854	2,185,399
Value	270,891,613	38,099,664	41,253,003	3,153,339
Value & Restructuring	144,949,941	8,063,118	10,132,723	2,069,605
Vista	65,257,621	3,674,243	4,253,580	579,337

10. FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles and income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for futures and options transactions, foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies, equalization debits, and excise tax regulations.

The tax-basis components of distributable earnings on December 31, 2005 were as follows:

		UNDISTRIBUTED	UNREALIZED
	UNDISTRIBUTED	LONG TERM	APPRECIATION	LOSS
PORTFOLIO	ORDINARY INCOME	CAPITAL GAINS	(DEPRECIATION)	CARRYFORWARD
All Cap Core	$1,630,110	—	$10,950,331	($255,857,186)
All Cap Growth	—	—	39,258,682	(157,185,769)
All Cap Value	9,853,318	$56,196,199	21,677,990	—
American Blue Chip Income and Growth	861,174	3,416,394	25,701,351	—
American Bond	—	—	718,201	(15,544)
American Growth	2,405,317	8,657,059	225,876,572	—
American Growth-Income	9,909,032	1,205,003	85,409,870	—
American International	6,141,390	8,115,939	125,896,828	—
Blue Chip Growth	5,540,517	—	305,387,850	(440,705,560)
Capital Appreciation	4,923,406	35,169,993	34,485,252	—
Classic Value	14,394	158,562	1,577,732	—
Core Equity	443,806	30,783,874	47,423,007	—
Dynamic Growth	—	—	40,279,175	(151,897,940)
Emerging Growth	—	11,146,575	2,721,363	—
Emerging Small Company	—	16,997,558	47,857,511	—
Equity-Income	54,102,268	135,118,086	238,615,230	(15,713,568)
Financial Services	537,836	3,053	37,621,213	(10,964,189)
Fundamental Value	8,351,828	35,221,474	193,040,039	—
Global	5,105,083	—	49,958,824	(44,440,198)
Global Allocation	2,045,016	—	12,356,489	(886,670)
Growth & Income	66,962,973	77,670,818	8,477,179	—
Growth & Income II	11,712,897	123,639,355	246,180,965	(634,095,167)
Health Sciences	2,447,133	21,110,103	29,373,267	(188,060)
Income & Value	12,081,353	—	64,816,363	(39,770,580)

John Hancock Trust Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

		UNDISTRIBUTED	UNREALIZED
	UNDISTRIBUTED	LONG TERM	APPRECIATION	LOSS
PORTFOLIO	ORDINARY INCOME	CAPITAL GAINS	(DEPRECIATION)	CARRYFORWARD
International Opportunities	$24,168,866	—	$49,551,835	—
International Small Cap	7,429,714	—	89,685,723	($4,300,700)
International Stock	5,738,168	$43,984,004	102,998,656	—
International Value	27,341,023	65,638,984	150,732,829	—
Large Cap	4,124,003	14,869	8,173,893	—
Large Cap Growth	1,735,803	—	42,134,179	(476,656,716)
Large Cap Value	3,731,663	19,115,253	28,925,171	—
Managed	27,347,579	122,415,953	21,428,237	(53,204,766)
Mid Cap Core	5,138,554	5,697,101	13,247,026	—
Mid Cap Stock	—	40,933,112	148,330,390	(641,671)
Mid Cap Value	8,861,883	96,047,382	105,428,060	—
Mid Value	7,121,976	6,994,770	15,600,760	—
Money Market	5,150	—	—	(5,150)
Money Market B	87,640	—	—	(86,245)
Natural Resources	7,980,888	151,243,007	235,354,874	—
Overseas Equity	2,307,617	8,932,951	52,698,343	(29,527,869)
Pacific Rim	1,636,274	—	38,895,658	(3,433,370)
Quantitative All Cap	7,538,337	8,572,157	13,713,941	—
Quantitative Mid Cap	—	14,490,601	4,420,552	—
Quantitative Value	28,370,476	12,201,334	2,796,606	—
Real Estate Securities	60,010,214	202,999,782	164,419,027	—
Science & Technology	—	—	17,403,320	(1,011,927,071)
Small Cap	13,505,833	490,027	8,962,705	—
Small Cap Growth	—	—	45,246,114	(88,459,147)
Small Cap Opportunities	2,886,912	10,905,165	44,011,408	(375,411)
Small Cap Value	10,312,087	43,545,905	33,539,992	—
Small Company	5,960,384	2,647,683	3,501,929	—
Small Company Growth	83,263	—	2,956,893	—
Small Company Value	2,111,211	100,813,274	167,634,986	—
Special Value	1,231,474	7,897,905	2,639,776	—
Spectrum Income	3,855,898	—	4,880,300	—
Strategic Opportunities	48,662	—	60,353,068	(561,463,741)
Strategic Value	4,272,974	6,698,152	5,643,066	—
U.S. Global Leaders Growth	4,283,371	343,753	7,118,643	—
U.S. Large Cap	3,165,881	—	68,132,223	(186,804,710)
U.S. Multi Sector	3,189,175	83,916	29,698,496	—
Utilities	9,704,921	12,014,977	12,182,196	—
Value	1,117,850	44,506,681	38,099,664	—
Value & Restructuring	1,024,766	240	7,941,794	—
Vista	—	—	3,674,322	(646,077)

The tax character of distributions paid during 2004 and 2005 was as follows:

	2004 DISTRIBUTIONS		2005 DISTRIBUTIONS

	ORDINARY	LONG TERM	ORDINARY	LONG TERM
PORTFOLIO	INCOME	CAPITAL GAINS	INCOME	CAPITAL GAINS

All Cap Core	$1,210,378	—	$1,935,551	—
All Cap Growth	—	—	—	—
All Cap Value	910,435	—	8,701,352	$10,042,138
American Blue Chip Income and Growth	—	—	19,754,174	246,726
American Bond	—	—	—	—
American Growth	135,259	—	—	1,095,515
American Growth-Income	1,437,400	—	2,603,023	818,858
American International	5,778,979	—	32,797,325	643,447
Blue Chip Growth	1,620,528	—	8,178,922	—
Capital Appreciation	—	—	198,001	—
Classic Value	69,959	—	968,797	724,950
Core Equity	—	—	—	—
Dynamic Growth	—	—	—	—
Emerging Growth	258,695	—	—	—
Emerging Small Company	—	—	—	—
Equity-Income	29,698,612	$12,028,804	37,622,979	57,035,835

John Hancock Trust Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

	2004 DISTRIBUTIONS		2005 DISTRIBUTIONS

	ORDINARY	LONG TERM	ORDINARY	LONG TERM
PORTFOLIO	INCOME	CAPITAL GAINS	INCOME	CAPITAL GAINS

Financial Services	$327,050	—	$274,529	—
Fundamental Value	2,975,638	—	4,483,832	—
Global	6,517,012	—	4,709,398	—
Global Allocation	926,293	—	2,300,265	—
Growth & Income	13,682,519	—	18,632,797	$29,224,906
Growth & Income II	23,196,184	—	3,771,410	92,190,647
Health Sciences	—	—	2,648,822	11,575,376
Income & Value	18,256,938	—	11,578,061	—
International Opportunities	—	—	—	—
International Small Cap	437,810	—	5,137,881	—
International Stock	3,486,712	—	6,457,248	—
International Value	5,842,163	—	9,155,996	11,573,940
Large Cap	—	—	—	—
Large Cap Growth	1,289,315	—	3,135,018	—
Large Cap Value	1,230,440	—	50	—
Managed	38,759,944	—	16,853,785	34,121,176
Mid Cap Core	553,655	—	5,039,457	1,689,158
Mid Cap Stock	—	—	—	21,429,253
Mid Cap Value	2,523,735	—	2,922,797	24,559,335
Mid Value	11,905,422	$6,482,865	1,889,094	522,509
Money Market	17,912,807	—	65,018,357	—
Money Market B	6,553,902	—	13,693,261	—
Natural Resources	5,059,384	—	10,791,401	5,671,550
Overseas Equity	767,059	—	1,209,748	5,069,795
Pacific Rim	445,965	—	961,660	—
Quantitative All Cap	2,455,291	3	20,509,388	6,363,709
Quantitative Mid Cap	—	—	—	—
Quantitative Value	—	—	12,868,014	3,912
Real Estate Securities	17,512,180	—	48,523,549	103,295,542
Science & Technology	—	—	—	—
Small Cap	—	—	—	—
Small Cap Growth	—	—	2,006,779	3,194,640
Small Cap Opportunities	832,206	574,108	3,795,126	2,220,976
Small Cap Value	5,004,428	10,728,060	784,883	2,704,151
Small Company	—	—	2,135,810	2,159
Small Company Growth	—	—	—	—
Small Company Value	894,470	7,193,665	2,563,141	12,184,358
Special Value	383,853	5,812	154,551	58,729
Strategic Opportunities	472,827	—	2,043,594	—
Strategic Value	583,696	—	6,199,967	9,828,834
U.S. Global Leaders Growth	38,135	—	7,733,516	249,237
U.S. Large Cap	1,829,752	—	3,594,265	—
U.S. Multi Sector	—	—	—	—
Utilities	610,003	—	1,935,099	5,097,787
Value	1,751,830	—	1,787,107	—
Value & Restructuring	—	—	—	—
Vista	—	—	—	—

John Hancock Trust Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

On December 31, 2005 capital loss carryforwards available to offset future realized gains were approximately:

		LOSS CARRYFORWARD EXPIRING AT DECEMBER 31

PORTFOLIO	2007	2008	2009	2010	2011	2012	2013
All Cap Core	—	—	$118,779,000	$137,078,000	—	—	—
All Cap Growth	—	—	42,643,000	80,357,000	$34,185,000	—	—
American Bond	—	—	—	—	—	—	$16,000
Blue Chip Growth	—	$201,417,000	137,940,000	59,019,000	42,329,000	—	—
Dynamic Growth	—	—	80,948,000	67,380,000	3,570,000	—	—
Equity-Income	$9,158,000	6,556,000	—	—	—	—	—
Financial Services	7,968,000	2,867,000	129,000	—	—	—	—
Global	—	—	—	44,440,000	—	—	—
Global Allocation	—	—	—	—	887,000	—	—
Growth & Income II	—	—	347,308,000	232,197,000	54,590,000	—	—
Health Sciences	—	—	132,000	56,000	—	—	—
Income & Value	—	—	—	—	3,107,000	$36,664,000	—
International Small Cap	—	—	—	4,301,000	—	—	—
Large Cap Growth	183,179,000	105,946,000	55,410,000	115,233,000	16,889,000	—	—
Managed	—	—	29,520,000	23,685,000	—	—	—
Mid Cap Stock	—	—	—	642,000		—	—
Money Market	—	—	—	—	—	—	5,000
Money Market B	4,000	78,000	—	—	—	—	4,000
Overseas Equity	—	—	5,160,000	12,511,000	11,857,000	—	—
Pacific Rim	—	—	—	1,866,000	1,568,000	—	—
Science & Technology	—	—	670,778,000	246,102,000	95,047,000	—	—
Small Cap Growth	—	1,658,000	43,738,000	35,469,000	7,594,000	—	—
Small Cap Opportunities	—	—	—	375,000	—	—	—
Strategic Opportunities	—	—	221,169,000	340,295,000	—	—	—
U.S. Large Cap	—	8,888,000	77,934,000	66,292,000	33,691,000	—	—
Vista	—	—	—	—	—	—	646,000

PricewaterhouseCoopers LLP Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the portfolios (identified in Note 1) comprising John Hancock Trust (the “Trust”) at December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for periods indicated (except as noted in the last paragraph of this report), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The statement of changes in net assets for year ended December 31, 2004, as well as the financial highlights for periods prior to January 1, 2005, for the Growth & Income Trust II, Managed Trust, Mid Value Trust, Money Market Trust B, Overseas Equity Trust, Small Cap Growth Trust, Small Cap Value Trust, Financial Services Trust, Health Sciences Trust, and Large Cap Growth Trust were audited by other auditors whose report dated February 21, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP February 24, 2006

John Hancock Trust Results of Special Meetings of Shareholders

SHAREHOLDERS MEETING On October 17, 2005 a Special Meeting of Shareholders was held to ratify the actions of the Trustees in Advisory Agreement between the Trust and the Adviser, increasing advisory fee rates for Growth & Income. Proxies covering 57,786,817 were voted at the Meeting, with the votes tabulated as follows: FOR 37,559,573, AGAINST 15,715,530 and ABSTAIN 4,511,714.

John Hancock Trust Trustees and Officers Information (Unaudited)

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

DISINTERESTED TRUSTEES

Principal Occupation(s) and
Name, Address and Age	Position with the Trust[1]	Other Directorships During Past Five Years

Don B. Allen	Trustee	Adviser, Sinicon Plastics Inc (plastic injection molding).
601 Congress Street	(since 1985)
Boston, MA 02210
Age: 77
Charles L. Bardelis	Trustee	President and Executive Officer, Island Commuter Corp.
601 Congress Street	(since 1988)	(Marine Transport).
Boston, MA 02210		Trustee of John Hancock Funds II (since 2005) and
Age: 64		John Hancock Funds III (since 2005).
Peter S. Burgess	Trustee	Consultant (financial, accounting and auditing matters)
601 Congress Street	(since 2005)	(since 1999). Certified Public Accountant, Partner; Arthur
Boston, MA 02210		Andersen (prior to 1999).
Age: 63		Director of the following publicly traded companies: PMA Capital
Corporation (since 2004) and Lincoln Educational Services
Corporation (since 2004).
Trustee of John Hancock Funds II (since 2005), John Hancock
Funds III (since 2005).
Elizabeth G. Cook	Trustee	Expressive Arts Therapist, Massachusetts General Hospital
601 Congress Street	(since 2005)[2]	(September 2001 to present); Expressive Arts Therapist, Dana
Boston, MA 02210		Farber Cancer Institute (September 2000 to January 2004);
Age: 68		President, The Advertising Club of Greater Boston.
Trustee of John Hancock Funds II (since 2005) and
John Hancock Funds III (since 2005).
Hassell H. McClellan	Trustee	Associate Professor, The Graduate School of the Wallace E.
601 Congress Street	(since 2005)[2]	Carroll School of Management, Boston College.
Boston, MA 02210		Trustee of John Hancock Funds II (since 2005) and
Age: 60		John Hancock Funds III (since 2005).
James M. Oates	Chairman	Managing Director, Wydown Group (financial consulting
601 Congress Street	(since 2005)	firm)(since 1994); Chairman, Emerson Investment Management,
Boston, MA 02210	Trustee	Inc. (since 2000); Chairman, Hudson Castle Group, Inc.
Age: 59	(since 2004)	(formerly IBEX Capital Markets, Inc.) (financial services
company) (since 1997).
Director of the following publicly traded companies:
Stifel Financial (since 1996); Investor Financial Services
Corporation (since 1995); and Connecticut River Bancorp,
(since 1998).
Trustee of John Hancock Funds II (since 2005) and
John Hancock Funds III (since 2005); Director, Phoenix Mutual
Funds (since 1988; overseeing 20 portfolios).
F. David Rolwing	Trustee	Former Chairman, President and CEO, Montgomery Mutual
601 Congress Street	(since 1997)[3]	Insurance Company, 1991 to 1999. (Retired 1999).
Boston, MA 02210
Age: 71

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.
2 Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.
3 Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

John Hancock Trust

Trustees and Officers Information (Unaudited)

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

Principal Occupation(s) and
Name, Address and Age	Position with the Trust[1]	Other Directorships During Past Five Years

James R. Boyle[2]	Trustee	President, John Hancock Annuities; Executive Vice President,
601 Congress Street	(since 2005)	John Hancock Life Insurance Company (since June, 2004);
Boston, MA 02210		President U.S. Annuities; Senior Vice President, The
Age: 46		Manufacturers Life Insurance Company (U.S.A) (prior to 2004).
John D. Richardson[2,3]	Trustee	Retired; Former Senior Executive Vice President, Office of the
601 Congress Street	(since 1997)	President, Manulife Financial, February 2000 to March 2002
Boston, MA 02210		(Retired, March, 2002); Executive Vice President and General
Age: 68		Manager, U.S. Operations, Manulife Financial, January 1995
to January 2000.
Director of BNS Split Corp and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange.
Keith Hartstein[4]	President	Senior Vice President, Manulife Financial Corporation (since
601 Congress Street	(since 2005)	2004); Director, President and Chief Executive Officer,
Boston, MA 02210		John Hancock Advisers, LLC and The Berkeley Financial
Age: 49		Group, LLC (“The Berkeley Group”) (holding company);
Director, President and Chief Executive Officer, John Hancock
Funds, LLC. (“John Hancock Funds”); Director, President and
Chief Executive Officer, Sovereign Asset Management
Corporation (“SAMCorp.”); Director, John Hancock Signature
Services, Inc.; Director, Chairman and President, NM Capital
Management, Inc. (NM Capital) (since 2005); Chairman,
Investment Company Institute Sales Force Marketing
Committee (since 2003); Executive Vice President,
John Hancock Funds, LLC (until 2005).
John Vrysen[4]	Chief Financial Officer	Executive Vice President and Chief Financial Officer,
601 Congress Street	(since 2005)	John Hancock Funds, LLC, July 2005 to present; Senior Vice
Boston, MA 02210		President and General Manager, Fixed Annuities, John Hancock
Age: 51		Financial Services, September 2004 to July 2005; Executive
Vice President, Operations, Manulife Wood Logan,
July 2000 to September 2004.
Gordon M. Shone[4]	Treasurer	Senior Vice President, John Hancock Life Insurance Company
601 Congress Street	(since 2005)	(U.S.A.), January 2001 to present. Vice President, The
Boston, MA 02210		Manufacturers Life Insurance Company (U.S.A.), August 1998
Age: 49		to December 2000.
John D. Danello[4]	Secretary	Vice President/Chief Counsel, US Wealth Management,
601 Congress Street	(since 2005)	John Hancock Financial Services, Inc., February 2005 to present.
Boston, MA 02110		Vice President/Chief Counsel, Life Insurance & Asset
Age: 50		Management, Allmerica Financial Corporation, Inc., 2001
to February 2005.

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.
2 The Trustee is an “interested person” (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.
3 Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.
4 Affiliated with the Adviser.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Internet site at www.sec.gov.

PROXY VOTING POLICY. From time to time, mutual funds are required to vote proxies related to the securities held by the Portfolios. Each of the John Hancock Trust Portfolios vote proxies according to the Trust’s proxy voting policies and procedures approved by the Board of Trustees. A description of the Trust’s proxy voting policies and procedures and the proxy results are available without charge, upon request, by calling 1-800-344-1029 or on the SEC Internet website at www.sec.gov.

Management of the Trust

Trustees
James M. Oates, Chairman of the Board
Don B. Allen
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McClellan
F. David Rolwing
John D. Richardson

Officers
Keith F. Hartstein, President
John Vrysen, Chief Financial Officer
Gordon M. Shone, Treasurer
John D. Danello, Secretary

Investment Adviser
John Hancock Investment Management Services, LLC
Boston, Massachusetts

601 Congress Street Boston MA 02210-2805

PRESORTED STD U.S. POSTAGE PAID RANDOLPH, MA PERMIT NO. 75

JHT0A 12/05

John Hancock Trust

Index Trusts

Annual Report
December 31, 2005
Audited Financial Statements

0206: 1115012

John Hancock Trust

President’s Message

January 31, 2006 Dear Fellow Investors:

The following financial statements are for the John Hancock Trust, the mutual fund that serves as the underlying investment vehicle for your variable annuity, variable insurance product or retirement plan. For the twelve months ended December 31, 2005, total net assets of the Trust increased from $35.8 billion to $49.0 billion.

The major market indexes spent most of 2005 in the red, plagued by high gasoline prices and the aftereffects of two major hurricanes, among other factors. Fortunately, the fourth quarter brought some relief for investors, as the U.S. equity markets posted modest gains and closed the year in positive territory. The Dow Jones Industrial Average rallied, gaining +2.1%, but ended the year down –0.6% after coming close to reaching 11,000 twice —in March and November. The S&P 500 ended the quarter up +2.1%, closing the year up slightly at +4.9%, and the technology-heavy NASDAQ rose +1.4% for the year. Returns were generally higher abroad. The MSCI EAFE Index returned +4.2% for the fourth quarter, ending the year up a strong +14.0% and outperforming the U.S. stock market for the third consecutive year. The fourth quarter capped off a mediocre year for fixed income investors, as the Federal Reserve continued its efforts to control inflation, raising the federal funds rate for the 13th time to 4.25% — its highest level since May 2001. The LB Aggregate Bond Index closed the quarter up +0.6%, ending the year with a slight gain of +2.4% . The yield on the 10-year U.S. Treasury note moved higher in the fourth quarter, but ended the year at 4.4%, only slightly higher than it was on January 1, 2005. The bright spot in the fixed income world came from abroad. Emerging market bond funds posted an impressive gain of +11.8% for the year, after returning just +1.5% in the fourth quarter.

At John Hancock, we are committed to the time-tested discipline of buy-and-hold investing. We believe that the multi-manager John Hancock Trust can help you achieve diversification in your portfolio, as it gives you access to a variety of portfolio choices. Each year we restructure the platform with additions and mergers, in order to enhance the offering of portfolios.

We also offer Lifestyle portfolios: fund-of-fund portfolios that offer investment risk management strategies ranging from conservative to aggressive. Increasingly, our clients are turning to these portfolios to help them pursue an asset allocation mix appropriate for their risk tolerance. Our five Lifestyle portfolios not only offer exposure to traditional stocks and bonds, but they also invest in alternative asset classes such as real estate securities, natural resources stocks, international small-cap equities, Treasury Inflation-Protected Securities, and foreign bonds. These asset classes can potentially increase returns as well as reduce volatility.

We urge you to review your financial program regularly with your financial consultant to ensure that it continues to help you meet your goals. Now may be the right time to reevaluate your mix of portfolios and increase diversification among different asset classes.

Thank you for choosing John Hancock. We look forward to continuing to earn your trust as we serve your retirement, insurance, and investment needs.

2

John Hancock Trust

Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Porfolio’s page #)					4-12
Understanding Your Portfolio’s Expenses					13
Statements of Assets and Liabilities					16
Statements of Operations					18
Statements of Changes in Net Assets					20
Financial Highlights					22
Portfolio of Investments (See below for each Porfolio’s page #)					30–142
Notes to Financial Statements					143
Report of Independent Registered Public Accounting Firm					154
Trustees and Officers Information					155
Board Consideration of Investment Advisory and Sub-Advisory Agreements					157
	Manager’s Commentary &	Portfolio of		Manager’s Commentary &	Portfolio of
Portfolio	Portfolio Performance	Investments	Portfolio	Portfolio Performance	Investments
500 Index Trust	5	30	International Equity Index Trust B	9	66
500 Index Trust B	6	36	Mid Cap Index Trust	10	84
Bond Index Trust B	7	43	Small Cap Index Trust	11	90
International Equity Index Trust A	8	49	Total Stock Market Index Trust	12	110

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John Hancock Trust Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each Portfolio of the John Hancock Trust (the “Trust”), excluding the Money Market Trust. There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2005. The views expressed are those of the portfolio manager as of December 31, 2005, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversifi-cation is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated. “Lehman Brothers” is a registered trademark of Lehman Brothers Inc. “Lipper” is a registered trademark of Reuters S.A. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

4

500 Index Trust Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES - To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.

Sector Weighting	% of Total

Basic Materials	2.85
Communications	10.10
Consumer, Cyclical	8.47
Consumer, Non-cyclical	21.09
Energy	9.16
Financial	20.88
Government	0.13
Industrial	11.27
Short-term Securities	1.72
Technology	11.26
Utilities	3.31
Other Assets & Liabilities	–0.24
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the 500 Index Trust Series I returned +4.29%, underperforming the +4.91% return of the S&P 500 Index.

Environment - The U.S. economy continued to improve in 2005, with the gross domestic product (GDP) growing by approximately 3.60% . Despite growth in the overall economy, labor market growth was modest, with non-farm payrolls expanding by about 170,000 per month. The unemployment rate dropped from 5.40% to 5.00% . The Federal Reserve continued its policy of steady rate increases and the benchmark rate was increased by 0.25% at each of its eight meetings during the year. The rate stood at 4.25% at year-end. Oil continued to be a major story, with prices hitting several new highs and, not surprisingly, energy-related stocks outperformed the rest of the market for the second year in a row.

For the year, Energy and Utilities were the best performing sectors, returning 31.40% and 16.80%, respectively. Consumer Discretionary and Telecommunication Services were the worst performers, returning –6.30% and –5.50%, respectively.

Outlook - The economy continues to grow and expectations are that GDP growth in 2006 will be in the 3.50% range in spite of sub-par job growth. It appears that the Federal Reserve is nearing the end of its tightening cycle and rates are expected to stay below 5.00% in 2006. In the near term, the market will focus increasingly on the possible deceleration of home prices and its likely impact on housing activity.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

500 Index Trust Series I (began 5/1/00)	4.29%	–0.01%	—	–1.77%	—	–0.07%	—	–9.64%
500 Index Trust Series II2 (began 1/28/02)	4.12%	–0.16%	—	–1.90%	—	–0.80%	—	–10.29%
500 Index Trust Series III[3] (began 9/5/03)	4.03%	–0.10%	—	–1.84%	—	–0.49%	—	–10.01%
S&P 500 Index[4]	4.91%	0.54%	—	–1.06%	—	2.75%	—	–5.87%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

500 Index Trust B Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES - To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.

Sector Weighting	% of Total

Basic Materials	2.86
Communications	10.13
Consumer, Cyclical	8.49
Consumer, Non-cyclical	21.15
Energy	9.19
Financial	20.94
Government	0.15
Industrial	11.30
Short-term Securities	1.02
Technology	11.29
Utilities	3.32
Other Assets & Liabilities	0.16
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the 500 Index Trust B Series NAV returned +4.65%, underperform-ing the +4.91% return of the S&P 500 Index.

Environment - The U.S. economy continued to improve in 2005, with the gross domestic product (GDP) growing by approximately 3.60% . Despite growth in the overall economy, labor market growth was modest, with non-farm payrolls expanding by about 170,000 per month. The unemployment rate dropped from 5.40% to 5.00% . The Federal Reserve continued its policy of steady rate increases and the benchmark rate was increased by 0.25% at each its eight meetings during the year. The rate stood at 4.25% at year-end. Oil continued to be a major story, with prices hitting several new highs and, not surprisingly, energy-related stocks outperformed the rest of the market for the second year in a row.

For the year, Energy and Utilities were the best performing sectors, returning 31.40% and 16.80%, respectively. Consumer Discretionary and Telecommunication Services were the worst performers, returning –6.30% and –5.50%, respectively.

Outlook - The economy continues to grow and expectations are that GDP growth in 2006 will be in the 3.50% range in spite of sub-par job growth. It appears that the Federal Reserve is nearing the end of its tightening cycle and rates are expected to stay below 5.00% in 2006. In the near term, the market will focus increasingly on the possible deceleration of home prices and its likely impact on housing activity.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

500 Index Trust B Series NAV[2] (began 5/1/96)	4.65%	0.35%	—	8.40%	—	1.75%	—	118.08%
S&P 500 Index[3]	4.91%	0.54%	—	8.80%	—	2.75%	—	126.15%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 The Series NAV shares of the 500 Index Trust B were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Equity Index Fund of John
Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29,
2005 reflects the actual performance of the sole class of shares of the JHVST Equity Index Fund, the Trust's predecessor. These shares were first issued on May 1, 1996.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

6

Bond Index Trust B Subadviser: Declaration Management & Research LLC Portfolio Managers: James E. Shallcross and Peter Farley

INVESTMENT OBJECTIVE & POLICIES - To seek to track the performance of the Lehman Brothers Aggregate Index (which represents the U.S. investment grade bond market). Invests, under normal market conditions, at least 80% of its assets in securities listed in the Lehman Index.

Sector Weighting	% of Total

Asset Backed Securities	1.02
Basic Materials	0.70
Communications	3.22
Consumer, Cyclical	0.89
Consumer, Non-cyclical	2.32
Energy	1.21
Financial	11.54
Government	29.31
Industrial	1.44
Mortgage Securities	44.35
Short-term Securities	0.25
Technology	0.61
Utilities	2.03
Other Assets & Liabilities	1.11
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Bond Index Trust B Series NAV returned +2.39%, underperform-ing the +2.43% return of the Lehman Brothers Aggregate Bond Index.

Environment - Interest rates rose across the Treasury curve except for the long bond, which declined in yield. The federal funds rate climbed 2.0 percentage points to 4.25%, as the Federal Reserve continued along its path of measured monetary tightening. As short-term interest rates rose with Federal Reserve actions, long-term interest rates unexpectedly fell due to lower than expected  inflation expectations and the market’s concern over slower economic growth. The economy grew at a steady pace throughout 2005, despite anxiety over higher energy prices, a slowing housing market and the Gulf Coast hurricanes. The environment was favorable to most fixed-income sectors except for corporate bonds and residential mortgage-backed securities. The major themes in the corporate market were the demise of two major U.S. auto manufacturers and the emergence of leveraged buyout and shareholder-friendly activities. Corporate spreads were mixed as the sector generally widened from auto spillover effects and private equity actions. Mortgages also had a difficult time as the flatter yield curve and rising volatility caused the sector to underperform.

Outlook - The Federal Reserve is expected to move to a neutral stance in the first quarter of 2006. Interest rates will be range-bound unless a breakout of inflation occurs or the economy begins to show signs of slowing too much. The yield curve will remain flat, but should steepen in the second half of the year.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception	4/29/05	5-year	10-year	Inception

Bond Index Trust B Series NAV[3] (began 5/1/98)	2.39%	5.51%	—	5.67%	2.24%	30.78%	—	52.72%
Lehman Brothers Aggregate Bond Index[4]	2.43%	5.87%	—	6.04%	2.32%	33.03%	—	57.61%
Combined Index[4,5]	2.43%	5.88%	—	5.99%	2.32%	33.09%	—	57.04%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadviser assignment became effective April 29, 2005.
3 The Series NAV shares of the Bond Index Trust B were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Bond Index Fund of John
Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29,
2005 reflects the actual performance of the sole class of shares of the JHVST Bond Index Fund, the Trust’s predecessor. These shares were first issued on May 1, 1998.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
5 The combined Index represents the Lehman Brothers Government/Credit Bond Index from May 1998 to January 2001; and the Lehman Brothers Aggregate Bond Index from February
2001 and thereafter.

7

International Equity Index Trust A Subadviser: SSgA Funds Management, Inc. Portfolio Managers: Jeffrey Beach and James Francis

INVESTMENT OBJECTIVE & POLICIES - To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. Invests, under normal market conditions, at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.

Sector Weighting	% of Total

Basic Materials	7.26
Communications	9.17
Consumer, Cyclical	9.29
Consumer, Non-cyclical	13.35
Diversified	0.78
Energy	8.89
Financial	25.42
Funds	4.26
Industrial	9.67
Short-term Securities	4.27
Technology	2.35
Utilities	4.11
Other Assets & Liabilities	1.18
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the International Equity Index Trust A Series I returned +16.20% slightly underperforming the +17.11% return of the MSCI AC World ex U.S. Index.

Environment - International markets rallied sharply in 2005 despite the U.S. dollar’s significant gains versus all major currencies. All but one ACWI ex U.S. country had positive returns with forty one countries posting double digit returns. Emerging markets and Japan were the top stories of 2005. Emerging markets outperformed developed markets 35.3% versus 17.4%. Several factors drove emerging market returns in 2005 including low valuations relative to developed markets, low volatility in general for financial assets, spread compression in emerging debt, strong earnings growth, low nominal interest rates, and positive investment flows from investors. Japan rose 32.0% in 2005 as investors felt that deregulatory reforms and a sustainable escape from deflation were starting to materialize.

All sectors with the exception of Telecommunications Services had positive double digit returns in 2005. Top sectors included Materials, Industrials and Energy. The Materials sector gained 31.4% as mining companies prospered amid sustained global demand for key raw materials. Industrials returned 25.5% benefiting from names like Komatsu, the Japanese machinery giant, whose stock price climbed 134% for the year. The Energy sector returned 23.8% in 2005 benefiting from sustained high energy prices.

Outlook - 2006 is likely to bring higher short-term interest rates in Europe, as well as the first measurable move away from zero rates in Japan, as monetary authorities continue to see substantive gains in economic performance. Expect local bond markets to continue to yield far too little to pose serious competition for equities. The fresh stirrings of economic activity in Europe, and especially in Japan, seem resilient versus the tentative and fleet-ing upturns of recent history. Absent a global shock, it is quite possible that emerging markets will make gains again in 2006. Valuations (10.8 times forward earnings) and earnings growth (+14%) are supportive. If large U.S. deficits persist and the dollar loses its present luster, international investors may get an additional performance boost that will carry them to yet another positive year.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

International Equity Index Trust A
Series I2 (began 5/3/04)	16.20%	—	—	21.18%	—	—	—	37.43%
Series II2 (began 5/3/04)	15.94%	—	—	20.92%	—	—	—	36.97%
Series III[3] (began 4/29/05)	16.35%	—	—	21.28%	—	—	—	37.61%
MSCI AC World ex USA Index[4]	17.11%	—	—	22.26%	—	—	—	39.93%
Combined Index[4,5]	17.78%	—	—	21.70%	—	—	—	38.84%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 The Series I and Series II shares of the International Equity Index Trust A were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of Series I and Series II of the International Equity Index Fund of John Hancock Variable Series Trust I (the “JHVST Fund”) in exchange for Series I and Series II shares of the International Equity Index
Trust A pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the performance of the Series I or Series II shares of the
JHVST Fund, the Trust’s predecessor. The performance of the Series I and Series II shares of the JHVST Fund includes the actual performance of those shares from the date they commenced operations, May 3, 2004, and for prior periods reflects the actual performance of the NAV shares of the JHVST Fund. The NAV shares of the JHVST Fund commenced operations on May 2,
1988. The performance of the NAV shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.
3 The Series III shares of the International Equity Index Trust A were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the performance of the
Series I shares of the JHVST Fund, the Trust’s predecessor. See note 2 above. The performance of the Series I shares of the JHVST Fund (including the performance for periods prior to the date they commenced operations, May 3, 2004) would have been lower if it reflected the higher expenses of the Series III shares of the Trust. Total return would have been lower had operating expenses not been reduced.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
5 The Combined Index represents the following indices over the periods indicated, MSCI EAFE (from January 1994 through April 1998); MSCI EAFE GDP Index (from May 1998 through
June 1999); 90% MSCI EAFE GDP Index/10% MSCI Emerging Markets Free Index (from July 1999 through October 2003), MSCI ACW Free ex US (after November 2003).

8

International Equity Index Trust B Subadviser: SSgA Funds Management, Inc. Portfolio Managers: Jeffrey Beach and James Francis

INVESTMENT OBJECTIVE & POLICIES - To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. Invests, under normal market conditions, at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.

Sector Weighting	% of Total

Basic Materials	7.45
Communications	9.46
Consumer, Cyclical	9.46
Consumer, Non-cyclical	13.48
Diversified	0.79
Energy	8.99
Financial	25.96
Funds	3.24
Industrial	9.86
Short-term Securities	3.44
Technology	2.36
Utilities	4.26
Other Assets & Liabilities	1.25
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the International Equity Index Trust B Series NAV returned +16.56% slightly underperforming the +17.11% return of the MSCI AC World ex U.S. Index.

Environment - International markets rallied sharply in 2005 despite the U.S. dollar’s significant gains versus all major currencies. All but one ACWI ex U.S. country had positive returns with forty one countries posting double digit returns. Emerging markets and Japan were the top stories of 2005. Emerging markets outperformed developed markets 35.3% versus 17.4%. Several factors drove emerging market returns in 2005 including low valuations relative to developed markets, low volatility in general for financial assets, spread compression in emerging debt, strong earnings growth, low nominal interest rates, and positive investment flows from investors. Japan rose 32.0% in 2005 as investors felt that deregulatory reforms and a sustainable escape from deflation were starting to materialize.

All sectors with the exception of Telecommunications Services had positive double digit returns in 2005. Top sectors included Materials, Industrials and Energy. The Materials sector gained 31.4% as mining companies prospered amid sustained global demand for key raw materials. Industrials returned 25.5% benefiting from names like Komatsu, the Japanese machinery giant, whose stock price climbed 134% for the year. The Energy sector returned 23.8% in 2005 benefiting from sustained high energy prices.

Outlook - 2006 is likely to bring higher short-term interest rates in Europe, as well as the first measurable move away from zero rates in Japan, as monetary authorities continue to see substantive gains in economic performance. Expect local bond markets to continue to yield far too little to pose serious competition for equities. The fresh stirrings of economic activity in Europe, and especially in Japan, seem resilient versus the tentative and fleet-ing upturns of recent history. Absent a global shock, it is quite possible that emerging markets will make gains again in 2006. Valuations (10.8 times forward earnings) and earnings growth (+14%) are supportive. If large U.S. deficits persist and the dollar loses its present luster, international investors may get an additional performance boost that will carry them to yet another positive year.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year

International Equity Index Trust B Series NAV[2] (began 5/2/88)	16.56%	6.11%	6.18%	—	—	34.54%	82.19%	—
MSCI AC World ex USA Index[3]	17.11%	6.66%	6.70%	—	—	38.07%	91.22%	—
Combined Index[3,4]	17.78%	6.84%	7.32%	—	—	39.24%	102.76%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 The Series NAV shares of the International Equity Index Trust B were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I (“JHVST'”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization.
Performance presented for periods prior to April 29, 2005 reflects the actual performance of the NAV shares of the JHVST International Equity Index Fund, the Trust's predecessor. These shares were first issued on May 2, 1988.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
4 The Combined Index represents the following indices over the periods indicated, MSCI EAFE (from January 1994 through April 1998); MSCI EAFE GDP Index (from May 1998 through
June 1999); 90% MSCI EAFE GDP Index/10% MSCI Emerging Markets Free Index (from July 1999 through October 2003), MSCI ACW Free ex US (after November 2003).

9

Mid Cap Index Trust Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES - To seek to approximate the aggregate total return of a mid cap U.S. domestic equity market index. Invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.

Sector Weighting	% of Total

Basic Materials	3.37
Communications	4.52
Consumer, Cyclical	14.61
Consumer, Non-cyclical	18.24
Diversified	0.34
Energy	10.25
Financial	16.92
Government	1.94
Industrial	12.27
Short-term Securities	0.14
Technology	9.93
Utilities	5.90
Other Assets & Liabilities	1.57
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Mid Cap Index Trust Series I returned +12.02%, underper-forming the +12.55% return of the S&P Midcap 400 Index.

Environment - The U.S. economy continued to improve in 2005, with the gross domestic product (GDP) growing by approximately 3.6% . Despite growth in the overall economy, labor market growth was modest, with non-farm payrolls expanding by about 170,000 per month. The unemployment rate dropped from 5.4% to 5.0% . The Federal Reserve continued its policy of steady rate increases and the benchmark rate was increased by 0.25% at each of its eight meetings during the year. The rate stood at 4.25% at year-end. Oil continued to be a major story, with prices hitting several new highs and, not surprisingly, energy-related stocks outperformed the rest of the market for the second year in a row.

For the year, Energy and Health Care were the best performing sectors, returning 52.60% and 17.90%, respectively. Telecommunication Services and Materials were the worst performers, returning –9.44% and 3.05%, respectively.

Outlook - The economy continues to grow and expectations are that GDP growth in 2006 will be in the 3.5% range in spite of sub-par job growth. It appears that the Federal Reserve is nearing the end of its tightening cycle and rates are expected to stay below 5.0% in 2006. In the near term, the market will focus increasingly on the possible deceleration of home prices and its likely impact on housing activity.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Mid Cap Index Trust Series I (began 5/1/00)	12.02%	7.80%	—	8.16%	—	45.55%	—	55.96%
Mid Cap Index Trust Series II2 (began 1/28/02)	11.79%	7.67%	—	8.04%	—	44.69%	—	55.04%
Mid Cap Index Trust Series III[3] (began 9/5/03)	11.61%	7.69%	—	8.06%	—	44.81%	—	55.17%
Mid Cap Index Trust Series NAV[4] (began 4/29/05)	12.08%	7.81%	—	8.17%	—	45.63%	—	56.05%
S&P Midcap 400 Index[5]	12.55%	8.60%	—	9.02%	—	51.08%	—	63.24%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performancewould be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series III shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
4 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

10

Small Cap Index Trust Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES - To seek to approximate the aggregate total return of a small cap U.S. domestic equity market index. Invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.

Sector Weighting	% of Total

Basic Materials	3.51
Communications	8.89
Consumer, Cyclical	12.35
Consumer, Non-cyclical	17.94
Diversified	0.16
Energy	5.87
Financial	19.75
Government	1.98
Industrial	13.17
Retail Trade	0.05
Short-term Securities	3.10
Technology	9.99
Utilities	2.34
Other Assets & Liabilities	0.90
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Small Cap Index Trust Series I returned +3.89%, underperform-ing the +4.55% return of the Russell 2000 Index.

Environment - The U.S. economy continued to improve in 2005, with the gross domestic product (GDP) growing by approximately 3.6% . Despite growth in the overall economy, labor market growth was modest, with non-farm payrolls expanding by about 170,000 per month. The unemployment rate dropped from 5.4% to 5.0% . The Federal Reserve continued its policy of steady rate increases and the benchmark rate was increased by 0.25% at each of its eight meetings during the year. The rate stood at 4.25% at year-end. Oil continued to be a major story, with prices hitting several new highs and, not surprisingly, energy-related stocks outperformed the rest of the market for the second year in a row.

For the year, Integrated Oils and Other Energy were the best performing sectors, returning 62.6% and 39.0%, respectively. Consumer Discretionary and Technology were the worst performers within the Index returning –2.00 and –2.02, respectively.

Outlook - The economy continues to grow and expectations are that GDP growth in 2006 will be in the 3.5% range in spite of sub-par job growth It appears that the Federal Reserve is nearing the end of its tightening cycle and rates are expected to stay below 5.0% in 2006. In the near term, the market will focus increasingly on the possible decel eration of home prices and its likely impact on housing activity.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Small Cap Index Trust Series I (began 5/1/00)	3.89%	7.21%	—	5.10%	—	41.64%	—	32.60%
Small Cap Index Trust Series II2 (began 1/28/02)	3.70%	7.08%	—	4.99%	—	40.77%	—	31.79%
Small Cap Index Trust Series III[3] (began 9/5/03)	3.55%	7.07%	—	4.98%	—	40.71%	—	31.73%
Small Cap Index Trust Series NAV[4] (began 4/29/05)	3.96%	7.22%	—	5.12%	—	41.73%	—	32.69%
Russell 2000 Index[5]	4.55%	8.22%	—	6.52%	—	48.46%	—	43.06%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
4 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

11

Total Stock Market Index Trust Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES - To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.

Sector Weighting	% of Total

Basic Materials	2.75
Communications	10.52
Consumer, Cyclical	9.59
Consumer, Non-cyclical	19.78
Diversified	0.05
Energy	8.36
Financial	20.76
Government	2.45
Industrial	10.36
Retail Trade	0.01
Short-term Securities	2.43
Technology	10.15
Utilities	2.92
Other Assets & Liabilities	–0.13
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - For the year 2005, the Total Stock Market Index Trust Series I returned +5.69%, underperforming the +6.32% return of DJ Wilshire 5000 Index.

Environment - The U.S. economy continued to improve in 2005, with the gross domestic product (GDP) growing by approximately 3.6% . Despite growth in the overall economy, labor market growth was modest, with non-farm payrolls expanding by about 170,000 per month. The unemployment rate dropped from 5.4% to 5.0% . The Federal Reserve continued its policy of steady rate increases and the benchmark rate was increased by 0.25% at each of its eight meetings during the year. The rate stood at 4.25% at year-end. Oil continued to be a major story, with prices hitting several new highs and, not surprisingly, energy-related stocks outperformed the rest of the market for the second year in a row.

For the year, Energy and Finance were the best performing sectors, returning 34.7% and 6.9%, respectively; Consumer Durables and Consumer Non-Durables were the worst performers, returning –10.1% and 1.5%, respectively.

Outlook - The economy continues to grow and expectations are that GDP growth in 2006 will be in the 3.5% range in spite of sub-par job growth. It appears that the Federal Reserve is nearing the end of its tightening cycle and rates are expected to stay below 5.0% in 2006. In the near term, the market will focus increasingly on the possible deceleration of home prices and its likely impact on housing activity.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception	5-year	10-year	inception

Total Stock Market Index Trust Series I (began 5/1/00)	5.69%	1.46%	—	–0.59%	7.50%	—	–3.29%
Total Stock Market Index Trust Series II2 (began 1/28/02)	5.41%	1.33%	—	–0.70%	6.84%	—	–3.89%
Total Stock Market Index Trust Series III[3] (began 9/5/03)	5.36%	1.36%	—	–0.67%	6.98%	—	–3.76%
Total Stock Market Index Trust Series NAV[4] (began 4/29/05)	5.78%	1.47%	—	–0.57%	7.60%	—	–3.21%
DJ Wilshire 5000 Index[5]	6.32%	2.14%	—	0.11%	11.16%	—	0.60%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
4 Series NAV shares were fist offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

12

John Hancock Trust Understanding your portfolio’s expenses

As a John Hancock Trust mutual fund investor, you pay ongoing expenses, such as management fees; distribution fees (12b-1) and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first table for each Portfolio shows the actual account values and actual Portfolio expenses you would have paid on a $1,000 investment in the Portfolio held from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be at the close of the period, assuming actual Portfolio returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the “Expenses Paid During Period” row as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second table for each Portfolio provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second table for each Portfolio is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs and insurance-related charges were included, your costs would have been higher.

Expense and Value of a $1,000 Investment

500 Index

Actual Portfolio Return	Series I	Series II	Series III	Series NAV#
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,054.70	1,052.90	1,052.90	1050.60
Expenses Paid During Period*	2.88	3.90	4.72	0.92

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV#
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,022.40	1,021.40	1,020.60	1,008.10
Expenses Paid During Period*	2.83	3.84	4.65	0.90

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV#
	0.55%	0.75%	0.90%	0.52%
# Series NAV shares began operations on 10-27-05.
500 Index B

Actual Portfolio Return				Series NAV
Beginning Account Value 07/01/2005				$1,000.00
Ending Account Value 12/31/2005				1,056.10
Expenses Paid During Period*				1.34

Hypothetical 5% Portfolio Return				Series NAV
Beginning Account Value 07/01/2005				$1,000.00
Ending Account Value 12/31/2005				1,023.90
Expenses Paid During Period*				1.32

Annualized Expense Ratios				Series NAV
				0.25%

13

John Hancock Trust
Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Bond Index B

Actual Portfolio Return			Series NAV
Beginning Account Value 07/01/2005			$1,000.00
Ending Account Value 12/31/2005			999.00
Expenses Paid During Period*			1.30

Hypothetical 5% Portfolio Return			Series NAV
Beginning Account Value 07/01/2005			$1,000.00
Ending Account Value 12/31/2005			1,023.90
Expenses Paid During Period*			1.32

Annualized Expense Ratios			Series NAV
			0.25%
International Equity Index A

Actual Portfolio Return	Series I	Series II	Series III
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,165.10	1,163.80	1,166.80
Expenses Paid During Period*	3.46	4.65	5.53

Hypothetical 5% Portfolio Return	Series I	Series II	Series III
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,022.00	1,020.90	1,020.10
Expenses Paid During Period*	3.24	4.34	5.15

Annualized Expense Ratios	Series I	Series II	Series III
	0.64%	0.84%	1.00%
International Equity Index B

Actual Portfolio Return			Series NAV
Beginning Account Value 07/01/2005			$1,000.00
Ending Account Value 12/31/2005			1,167.20
Expenses Paid During Period*			1.84

Hypothetical 5% Portfolio Return			Series NAV
Beginning Account Value 07/01/2005			$1,000.00
Ending Account Value 12/31/2005			1,023.50
Expenses Paid During Period*			1.72

Annualized Expense Ratios			Series NAV
			0.34%

14

John Hancock Trust
Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Mid Cap Index

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,079.50	1,078.60	1,078.10	1,080.10
Expenses Paid During Period*	3.02	4.05	4.88	2.81

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,022.30	1,021.30	1,020.50	1,022.50
Expenses Paid During Period*	2.93	3.94	4.75	2.73

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.57%	0.77%	0.93%	0.54%
Small Cap Index

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,054.50	1,054.00	1,053.50	1,055.20
Expenses Paid During Period*	2.98	4.01	4.83	2.77

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,022.30	1,021.30	1,020.50	1,022.50
Expenses Paid During Period*	2.93	3.94	4.75	2.73

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.58%	0.78%	0.93%	0.54%
Total Stock Market Index

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,059.60	1,057.90	1,058.10	1,060.50
Expenses Paid During Period*	2.99	4.01	4.84	2.68

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,022.30	1,021.30	1,020.50	1,022.60
Expenses Paid During Period*	2.93	3.94	4.75	2.63

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.57%	0.77%	0.92%	0.52%

*Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year or since inception, whichever is shorter/365 or 366] (to reflect the one-half year period).

15

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2005

					International Equity
Assets		500 Index	500 Index B	Bond Index B	Index A

Investments, at value		$1,465,768,796	$1,097,030,176	$178,826,544	$153,007,075
Securities loaned, at value (Note 2)		37,458,564	—	45,466,443	—
Repurchase agreements, at value		25,530,000	11,324,000	454,000	—
Cash		11,823	5,123	153	9,886
Foreign currency, at value		—	—	—	807,427
Receivable for shares sold		750,473	236,031	—	219
Receivable for forward foreign currency exchange contracts (Note 2)		—	—	—	1,167
Dividends and interest receivable		1,938,682	1,452,706	1,993,009	333,417
Receivable for futures variation margin		—		—	1,834,989
Other assets		6,951	351,858	42,819	125,294
Total assets		1,531,465,289	1,110,399,894	226,782,968	156,119,474

Liabilities

Payable for investments purchased		—	—	—	573,267
Payable for shares repurchased		5,885,426	—	22,636	506,334
Payable upon return of securities loaned		38,445,813	—	45,213,125	—
Payable for futures variation margin		124,550	66,925	—	—
Payable for forward foreign currency exchange contracts (Note 2)		—	—	—	31,427
Payable to affiliates
Fund administration expenses		4,367	3,707	676	461
Other payables and accrued expenses		136,781	141,512	—	146,943
Total liabilities		44,596,937	212,144	45,236,437	1,258,432

Net assets

Capital paid-in		1,441,222,543	1,090,302,663	175,904,914	131,363,158
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions and
forward foreign currency contracts		(43,701,917)	(59,176,202)	(727,263)	1,610,237
Unrealized appreciation (depreciation) on investments, futures contracts
and translation of assets and liabilities in foreign currencies		74,921,007	66,324,168	255,092	20,367,105
Undistributed net investment income (loss)		14,426,719	12,737,121	6,113,788	1,520,542
Net assets		$1,486,868,352	$1,110,187,750	$181,546,531	$154,861,042
Investments, including repurchase agreements, at cost		$1,453,379,189	$1,041,761,340	$224,491,895	$132,726,046
Foreign currency, at cost		—	—	—	$811,661

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
500 Index			NAV per share
Series I (net assets of $1,096,753,421 ÷ 101,546,053 shares outstanding)			$10.80
Series II (net assets of $129,442,771	÷ 12,048,869 shares outstanding)		$10.74
Series III (net assets of $4,374,719 ÷ 407,106 shares outstanding)			$10.75
Series NAV (net assets of $256,297,441 ÷ 23,732,107 shares outstanding)			$10.80
500 Index B
Series NAV (net assets of $1,110,187,750 ÷ 69,938,257 shares outstanding)			$15.87
Bond Index B
Series NAV (net assets of $181,546,531 ÷ 17,921,398 shares outstanding)			$10.13
International Equity Index A
Series I (net assets of $120,907,011	÷ 7,073,481 shares outstanding)		$17.09
Series II (net assets of $33,904,989	÷ 1,986,857 shares outstanding)		$17.06
Series III (net assets of $49,042 ÷ 2,871 shares outstanding)			$17.08

The accompanying notes are an integral part of the financial statements. 16

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2005

Assets		International Equity			Total Stock
		Index B	Mid Cap Index	Small Cap Index	Market Index

Investments, at value		$412,548,602	$360,643,964	$327,217,861	$399,315,726
Securities loaned, at value (Note 2)		—	59,654,096	84,586,252	36,139,645
Repurchase agreements, at value		—	497,000	10,390,000	9,899,000
Cash		7,308	381	416,326	61,252
Foreign currency, at value		776,485	—	—	—
Receivable for investments sold		—	—	36,750	457,200
Receivable for shares sold		—	365,744	342,784	1,942
Receivable for forward foreign currency exchange contracts (Note 2)		3,194	—	—	—
Dividends and interest receivable		798,441	225,770	403,603	505,038
Receivable for futures variation margin		4,121,939	—	—	—
Other assets		87,038	2,519	2,483	2,320
Total assets		418,343,007	421,389,474	423,396,059	446,382,123

Liabilities

Payable for investments purchased		197,893	—	—	104,897
Payable for shares repurchased		245,627	978,281	839,738	1,287,179
Payable upon return of securities loaned		—	61,115,650	86,893,162	37,073,598
Payable for futures variation margin		—	44,506	53,582	81,500
Payable for forward foreign currency exchange contracts (Note 2)		61,126	—	—	—
Payable to affiliates
Fund administration expenses		1,010	950	899	1,162
Other payables and accrued expenses		13,060	39,426	38,405	45,390
Total liabilities		518,716	62,178,813	87,825,786	38,593,726

Net assets

Capital paid-in		360,425,692	280,312,839	275,170,905	358,419,945
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions and
forward foreign currency contracts		3,693,963	15,910,937	9,806,890	(2,841,842)
Unrealized appreciation (depreciation) on investments, futures contracts
and translation of assets and liabilities in foreign currencies		49,986,348	60,637,752	48,795,947	48,199,222
Undistributed net investment income (loss)		3,718,288	2,349,133	1,796,531	4,011,072
Net assets		$417,824,291	$359,210,661	$335,570,273	$407,788,397
Investments, including repurchase agreements, at cost		$362,787,790	$360,044,736	$372,965,727	$396,857,901
Foreign currency, at cost		$778,274	—	—	—

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
International Equity Index B			NAV per share
Series NAV (net assets of $417,824,291 ÷ 24,595,099 shares outstanding)			$16.99
Mid Cap Index
Series I (net assets of $220,447,834	÷ 12,210,618 shares outstanding)		$18.05
Series II (net assets of $63,077,010	÷ 3,507,836 shares outstanding)		$17.98
Series III (net assets of $1,301,865 ÷ 72,564 shares outstanding)			$17.94
Series NAV (net assets of $74,383,952 ÷ 4,119,081 shares outstanding)			$18.06
Small Cap Index
Series I (net assets of $189,178,111	÷ 12,705,297 shares outstanding)		$14.89
Series II (net assets of $52,268,770	÷ 3,524,682 shares outstanding)		$14.83
Series III (net assets of $1,207,885 ÷ 81,726 shares outstanding)			$14.78
Series NAV (net assets of $92,915,507 ÷ 6,235,856 shares outstanding)			$14.90
Total Stock Market Index
Series I (net assets of $199,558,398	÷ 17,258,278 shares outstanding)		$11.56
Series II (net assets of $37,803,560	÷ 3,283,368 shares outstanding)		$11.51
Series III (net assets of $450,583 ÷ 39,263 shares outstanding)			$11.48
Series NAV (net assets of $169,975,856 ÷ 14,696,204 shares outstanding)			$11.57

The accompanying notes are an integral part of the financial statements. 17

John Hancock Trust

Statements of Operations — for the year ended December 31, 2005

				International Equity	International Equity
Investment income	500 Index	500 Index B	Bond Index B	Index[1,2,4]	Index A2,3

Dividends	$23,510,740	$18,728,758	—	$3,791,125	$2,184,745
Securities lending	78,936	109	$40,941	65,063	19,702
Interest	339,585	482,874	9,088,285	80,064	158,405
Less foreign taxes withheld	—	—	—	(441,218)	(166,529)
Total investment income	23,929,261	19,211,741	9,129,226	3,495,034	2,196,323

Expenses

Investment management fees (Note 3)	5,528,545	3,819,670	681,312	151,363	489,900
Series I distribution and service fees (Note 3)	902,095	—	—	112,053	34,616
Series II distribution and service fees (Note 3)	382,863	—	—	50,705	52,240
Series III distribution and service fees (Note 3)	13,655	—	—	—	387
Transfer agent fees for Series III (Note 3)	14,515	—	—	—	2,631
Blue sky fees for Series III (Note 3)	2,190	—	—	—	1,655
Fund administration fees (Note 3)	96,864	55,494	9,766	—	6,394
Audit and legal fees	50,220	53,749	18,252	30,486	23,707
Printing and postage	142,464	111,634	20,270	44,907	10,110
Custodian fees	131,876	181,529	53,861	—	128,910
Miscellaneous	36,816	36,067	691	18,578	2,816
Trustees’ fees (Note 4)	27,166	22,427	3,913	4,562	1,905
Registration and filing fees	37,127	67,917	4,718	—	2,513
Total expenses	7,366,396	4,348,487	792,783	412,654	757,784
Less expense reductions (Note 3)	(16,705)	(1,923,540)	(322,343)	—	(135,491)
Net expenses	7,349,691	2,424,947	470,440	412,654	622,293
Net investment income (loss)	16,579,570	16,786,794	8,658,786	3,082,380	1,574,030

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(7,251,427)	(8,193,679)	(163,620)	4,633,738	299,907
Futures contracts	242,847	501,663	—	750	1,310,330
Foreign currency transactions	—	—	—	(364,469)	(53,488)
Change in net unrealized appreciation (depreciation) of
Investments	52,493,968	53,683,933	(3,959,515)	(13,646,910)	20,369,827
Futures contracts	(692,893)	(832,005)	—	(548,209)	121,997
Translation of assets and liabilities in foreign currencies	—	—	—	34,184	(35,921)
Net realized and unrealized gain (loss)	44,792,495	45,159,912	(4,123,135)	(9,890,916)	22,012,652

Increase (decrease) in net assets from operations	$61,372,065	$61,946,706	$4,535,651	($6,808,536)	$23,586,682

1 Period from 1-1-05 to 4-29-05 for the International Equity Index, formerly a series of John Hancock Variable Series Trust I (“VST”) which was reorganized on 4-29-05. See Note 1 of the
Financial Statements.
2 Effective after the close of business on 4-29-05, International Equity Index, formerly a series of VST, reorganized into a separate Portfolio of the John Hancock Trust: International Equity
Index A. See Note 1 to the financial statements.
3 Period from 4-30-05 to 12-31-05.
4 In accordance with the taxable reorganization, the cost basis of investments in the former John Hancock Variable Series Trust I was restated to fair value at the close of business on 4-29-05.

The accompanying notes are an integral part of the financial statements. 18

John Hancock Trust

Statements of Operations — for the year ended December 31, 2005

	International Equity			Total Stock
Investment income	Index B1	Mid Cap Index	Small Cap Index	Market Index

Dividends	$8,871,164	$3,853,096	$3,022,939	$5,740,171
Securities lending	101,203	50,975	251,339	72,407
Interest	405,136	349,861	284,818	242,679
Less foreign taxes withheld	(814,589)	—	(1,201)	(958)
Total investment income	8,562,914	4,253,932	3,557,895	6,054,299

Expenses

Investment management fees (Note 3)	1,254,366	1,272,121	1,206,536	1,570,595
Series I distribution and service fees (Note 3)	112,053	161,737	147,568	149,735
Series II distribution and service fees (Note 3)	50,705	168,033	144,519	105,048
Series III distribution and service fees (Note 3)	—	4,175	4,406	1,146
Transfer agent fees for Series III (Note 3)	—	4,485	5,010	886
Blue sky fees for Series III (Note 3)	—	1,467	1,684	1,317
Fund administration fees (Note 3)	13,682	19,996	18,750	21,164
Audit and legal fees	61,637	22,877	22,397	23,400
Printing and postage	55,811	30,295	28,338	33,291
Custodian fees	227,655	19,076	19,005	19,008
Miscellaneous	23,364	10,186	6,095	11,360
Trustees’ fees (Note 4)	7,511	5,624	5,279	6,046
Registration and filing fees	1,501	7,466	7,039	8,260
Total expenses	1,808,285	1,727,538	1,616,626	1,951,256
Less expense reductions (Note 3)	(696,415)	(5,952)	(6,694)	(2,203)
Net expenses	1,111,870	1,721,586	1,609,932	1,949,053
Net investment income (loss)	7,451,044	2,532,346	1,947,963	4,105,246

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	5,414,744	15,059,976	10,315,156	(1,573,222)
Futures contracts	2,913,707	862,062	518,984	51,493
Foreign currency transactions	(1,014,845)	—	—	116
Change in net unrealized appreciation
(depreciation) of
Investments	36,173,456	17,465,313	4,996,290	29,326,785
Futures contracts	(257,450)	(170,826)	(797,837)	(453,030)
Translation of assets and liabilities in
foreign currencies	(31,039)	—	—	—
Net realized and unrealized gain (loss)	43,198,573	$33,216,525	$15,032,593	$27,352,142

Increase (decrease) in net assets
from operations	$50,649,617	$35,748,871	$16,980,556	$31,457,388

1 Period from 1-1-05 through the close of business on 4-29-05 for the International Equity Index and from 4-30-05 through 12-31-05 for International Equity Index B. Effective after the close of business on 4-29-05, International Equity Index, formerly a series of John Hancock Variable Series Trust I, reorganized into two separate Portfolios of the John Hancock Trust: International Equity Index A and International Equity Index B. See Note 1 to the financial statements.

The accompanying notes are an integral part of the financial statements. 19

John Hancock Trust

Statements of Changes in Net Assets

	500 Index		500 Index B		Bond Index B
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04*	12-31-05	12-31-04*	12-31-05

From operations
Net investment income (loss)	$16,899,873	$16,579,570	$13,390,374	$16,786,794	$9,240,529	$8,658,786
Net realized gain (loss)	3,089,487	(7,008,580)	(844,157)	(7,692,016)	382,783	(163,620)
Change in net unrealized appreciation (depreciation)	96,370,303	51,801,075	67,214,441	52,851,928	(1,593,573)	(3,959,515)
Increase (decrease) in net assets resulting
from operations	116,359,663	61,372,065	79,760,658	61,946,706	8,029,739	4,535,651
Distributions to shareholders
From net investment income
Series I	(9,474,551)	(16,877,805)	—	—	—	—
Series II	(1,050,941)	(1,895,421)	—	—	—	—
Series III	(3,344)	(40,051)	—	—	—	—
Series NAV[1]	—	—	(13,388,935)	(3,950,357)	(9,237,116)	(3,081,961)
From net realized gain
Series NAV[1]	—	—	—	(13,335,129)	(336,629)	—
From capital paid-in
Series NAV	—	—	—	—	(91,019)	—
	(10,528,836)	(18,813,277)	(13,388,935)	(17,285,486)	(9,664,764)	(3,081,961)
From Fund share transactions	61,313,371	180,958,538	93,695,387	223,777,968	(12,090,299)	(21,842,441)

Net assets

Beginning of period	1,096,206,828	1,263,351,026	681,681,452	841,748,562	215,660,606	201,935,282
End of period	$1,263,351,026	$1,486,868,352	$841,748,562	$1,110,187,750	$201,935,282	$181,546,531
Undistributed net investment income (loss)	$16,813,277	$14,426,719	—	$12,737,121	—	$6,113,788

	International Equity Index			International Equity Index A		International Equity Index B
	Year ended	1-1-05 to		Period ended		Year ended
Increase (decrease) in net assets	12-31-04*	4-29-05[2,4]		12-31-05[2,3]		12-31-05[2,4]

From operations
Net investment income (loss)	$4,243,971	$3,082,380		$1,574,030		$7,451,044
Net realized gain (loss)	5,395,117	4,270,019		1,556,749		7,313,606
Change in net unrealized appreciation (depreciation)	39,400,465	(14,160,935)		20,455,903		35,884,967
Increase (decrease) in net assets
resulting from operations	49,039,553	(6,808,536)		23,586,682		50,649,617
Distributions to shareholders
From net investment income
Series I	(353,719)	(845,861)		—		(845,861)
Series II	(86,690)	(213,107)		—		(213,107)
Series NAV	(3,801,984)	(2,679,621)		—		(2,679,621)
From net realized gain
Series I	—	(8,130,484)		—		(8,130,484)
Series II	—	(2,424,805)		—		(2,424,805)
Series NAV	—	(19,509,037)		—		(19,509,037)
	(4,242,393)	(33,802,915)		—		(33,802,915)
From Fund share transactions	98,727,230	(261,949,915)		131,274,360		98,416,223

Net assets

Beginning of period	159,036,976	302,561,366		—		302,561,366
End of period	$302,561,366	—		$154,861,042		$417,824,291
Undistributed net investment income (loss)	$292,410	($363,798)		$1,520,542		$3,718,288

1 Series NAV shares of 500 Index began operations on 10-27-05.
2 Effective after the close of business on 4-29-05, International Equity Index, formerly a series of John Hancock Variable Series Trust I, reorganized into a separate Portfolio of the John Hancock
Trust: International Equity Index A. See Note 1 to the financial statements.
3 Period from 4-30-05 to 12-31-05.
4 In accordance with the taxable reorganization, the cost basis of the former John Hancock Variable Series Trust I was restated to fair value on the close of business on 4-29-05 in the amount of $30,064,326.
* Audited by previous auditor.

The accompanying notes are an integral part of the financial statements. 20

John Hancock Trust

Statements of Changes in Net Assets

	Mid Cap Index		Small Cap Index		Total Stock Market Index
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)	$1,242,290	$2,532,346	$1,288,226	$1,947,963	$2,337,789	$4,105,246
Net realized gain (loss)	8,570,959	15,922,038	11,408,811	10,834,140	1,468,644	(1,521,613)
Change in net unrealized appreciation (depreciation)	22,929,398	17,294,487	19,977,490	4,198,453	17,626,363	28,873,755
Increase (decrease) in net assets resulting
from operations	32,742,647	35,748,871	32,674,527	16,980,556	21,432,796	31,457,388
Distributions to shareholders
From net investment income
Series I	(605,666)	(1,011,604)	(499,238)	(951,197)	(920,082)	(1,971,763)
Series II	(153,130)	(199,708)	(108,693)	(179,108)	(188,212)	(331,096)
Series III	(4)	(4,013)	(341)	(5,512)	(12)	(1,825)
From net realized gain
Series I	(202,216)	(6,606,021)	—	(6,429,981)	—	—
Series II	(63,395)	(1,998,254)	—	(1,844,367)	—	—
Series III	(1)	(26,864)	—	(37,998)	—	—
	(1,024,412)	(9,846,464)	(608,272)	(9,448,163)	(1,108,306)	(2,304,684)
From Fund share transactions	27,665,781	86,011,633	27,135,621	93,760,848	28,210,017	166,164,183

Net assets

Beginning of period	187,912,605	247,296,621	175,075,156	234,277,032	163,937,003	212,471,510
End of period	$247,296,621	$359,210,661	$234,277,032	$335,570,273	$212,471,510	$407,788,397
Undistributed net investment income (loss)	$1,215,325	$2,349,133	$1,135,817	$1,796,531	$2,304,684	$4,011,072

The accompanying notes are an integral part of the financial statements. 21

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

500 Index

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$11.28	$9.81	$7.60	$9.63	$10.52		$9.68	$7.59	$9.59	$10.46
Net investment income (loss)[h]	0.09	0.09	0.10	0.14	0.14		0.08	0.09	0.13	0.11
Net realized and unrealized gain (loss) on investments	(1.48)	(2.30)	2.01	0.84	0.30		(2.17)	1.99	0.82	0.31
Total from investment operations	(1.39)	(2.21)	2.11	0.98	0.44		(2.09)	2.08	0.95	0.42
Less distributions
From net investment income	(0.08)	—[j]	(0.08)	(0.09)	(0.16)		—[j]	(0.08)	(0.08)	(0.14)
	(0.08)	—[j]	(0.08)	(0.09)	(0.16)		—[j]	(0.08)	(0.08)	(0.14)
Net asset value, end of period	$9.81	$7.60	$9.63	$10.52	$10.80		$7.59	$9.59	$10.46	$10.74
Total return (%)[k]	(12.37)	(22.53)	28.01	10.26	4.29		(21.59)[m]	27.76	10.00	4.12
Ratios and supplemental data

Net assets, end of period (in millions)	$773	$678	$980	$1,115	$1,097		$38	$116	$146	$129
Ratio of net expenses to average net assets (%)	0.57	0.57	0.57	0.56	0.56		0.77[r]	0.77	0.76	0.76
Ratio of net investment income (loss) to
average net assets (%)	0.84	1.05	1.22	1.47	1.31		1.12[r]	1.02	1.29	1.11
Portfolio turnover (%)	1	6	1	4	11		6	1	4	11

	Series III				Series NAV
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$8.87	$9.63	$10.49		$10.28
Net investment income (loss)[h]		0.03	0.14	0.10		0.03
Net realized and unrealized gain (loss) on investments		0.73	0.82	0.31		0.49
Total from investment operations		0.76	0.96	0.41		0.52
Less distributions
From net investment income		—	(0.10)	(0.15)		—
		—	(0.10)	(0.15)		—
Net asset value, end of period		$9.63	$10.49	$10.75		$10.80
Total return (%)[k]		8.57[l,m]	10.07[l]	4.03[l]		5.06[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]	$3	$4		$256
Ratio of net expenses to average net assets (%)		0.92[r]	0.91	0.91		0.52[r]
Ratio of gross expenses to average net assets (%)		11.12[p,r]	2.45[p]	1.43[p]		0.52[r]
Ratio of net investment income (loss) to
average net assets (%)		1.09p,[r]	1.46	0.98		1.80[r]
Portfolio turnover (%)		1	4	11		11

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-05-03 and 10-27-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
p Does not take into consideration expense reductions during the periods shown.
o Less than $500,000.
r Annualized.

The accompanying notes are an integral part of the financial statements. 22

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

500 Index B

	Series NAV
Period ended	12-31-01[g]	12-31-02[g]	12-31-03[e,g] 12-31-04[g]		12-31-05[f]

Per share operating performance

Net asset value, beginning of period	$17.64	$14.85	$11.36	$14.18	$15.42
Net investment income (loss)	0.19	0.16	0.20	0.27	0.25[h]
Net realized and unrealized gain (loss) on investments	(2.30)	(3.48)	3.00	1.23	0.46
Total from investment operations	(2.11)	(3.32)	3.20	1.50	0.71
Less distributions
From net investment income	(0.19)	(0.11)	(0.37)	(0.26)	(0.07)
From net realized gain	(0.49)	(0.06)	—	—	(0.19)
From capital paid-in	—	—	(0.01)	—	—
	(0.68)	(0.17)	(0.38)	(0.26)	(0.26)
Net asset value, end of period	$14.85	$11.36	$14.18	$15.42	$15.87
Total return (%)[k]	(11.98)	(22.31)	28.42	10.70	4.65[l]
Ratios and supplemental data

Net assets, end of period (in millions)	$539	$466	$682	$842	$1,110
Ratio of net expenses to average net assets (%)	0.20	0.23	0.21	0.22	0.24
Ratio of gross expenses to average net assets (%)	0.20	0.23	0.21	0.22	0.43[p]
Ratio of net investment income (loss) to
average net assets (%)	1.20	1.39	1.59	1.85	1.65
Portfolio turnover (%)	18[x]	11	5	14	13[x]

e Certain amounts have been reclassified to permit comparison.
f Effective 04-29-05, shareholders of the former John Hancock Variable Series Trust I (“VST”) Equity Index Fund Series I became owners of an equal number of full and fractional Series NAV shares of the 500 Index B. Additionally, the accounting and performance history of the former VST Equity Index Fund Series I was redesignated as that of Series NAV shares of 500 Index B.
g Audited by previous auditor.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
p Does not take into consideration expense reductions during the periods shown.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 23

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

Bond Index B

	Series NAV
Period ended	12-31-01[g]	12-31-02[g]	12-31-03[e,g] 12-31-04[g]		12-31-05[f]

Per share operating performance

Net asset value, beginning of period	$9.74	$9.89	$10.30	$10.13	$10.05
Net investment income (loss)	0.57	0.54	0.48	0.46	0.46[h]
Net realized and unrealized gain (loss) on investments	0.17	0.42	(0.12)	(0.06)	(0.22)
Total from investment operations	0.74	0.96	0.36	0.40	0.24
Less distributions
From net investment income	(0.58)	(0.53)	(0.45)	(0.46)	(0.16)
From net realized gain	(0.01)	(0.01)	(0.05)	(0.02)	—
From capital paid-in	—	(0.01)	(0.03)	—[s]	—
	(0.59)	(0.55)	(0.53)	(0.48)	(0.16)
Net asset value, end of period	$9.89	$10.30	$10.13	$10.05	$10.13
Total return (%)[k]	7.76	9.95[l]	3.60	4.05[l]	2.39[l]
Ratios and supplemental data

Net assets, end of period (in millions)	$129	$208	$216	$202	$182
Ratio of net expenses to average net assets (%)	0.24	0.22	0.24	0.25	0.25
Ratio of gross expenses to average net assets (%)	0.24	0.25[p]	0.24	0.27[p]	0.42[p]
Ratio of net investment income (loss) to
average net assets (%)	5.77[u]	5.30	4.73	4.56	4.55
Portfolio turnover (%)	69	57	40	18	18

e Certain amounts have been reclassified to permit comparison.
f Effective 04-29-05, shareholders of the former VST Bond Index Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Bond Index B. Additionally, the accounting and performance history of the former VST Bond Index Fund Series NAV was redesignated as that of Series NAV shares of Bond Index B.
g Audited by previous auditor.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
p Does not take into consideration expense reductions during the period shown.
s Less than $0.01.
u Had the Portfolio not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.37% for the year ended 12-31-01.

The accompanying notes are an integral part of the financial statements. 24

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

International Equity Index A

Series I				Series II
Period ended	12-31-04[a,g]	4-29-05[b,f]	12-31-05[c,f]		12-31-04[a,g]	4-29-05[b,f]	12-31-05[c,f]

Per share operating performance

Net asset value, beginning of period	$13.89	$16.33	$14.42		$13.89	$16.31	$14.41
Net investment income (loss)	0.13	0.14[h]	0.19[h]		0.12	0.13[h]	0.17[h]
Net realized and unrealized gain (loss) on investments	2.41	(0.46)	2.48		2.40	(0.46)	2.48
Total from investment operations	2.54	(0.32)	2.67		2.52	(0.33)	2.65
Less distributions
From net investment income	(0.10)	(0.15)	—		(0.10)	(0.13)	—
From net realized gain	—	(1.44)	—		—	(1.44)	—
	(0.10)	(1.59)	—		(0.10)	(1.57)	—
Net asset value, end of period	$16.33	$14.42	$17.09		$16.31	$14.41	$17.06
Total return (%)[k]	18.45[m]	(1.97)[m]	18.52[l,m]		18.29[m]	(2.03)[m]	18.39[l,m]
Ratios and supplemental data

Net assets, end of period (in millions)	$77	$90	$121		$26	$27	$34
Ratio of net expenses to average net assets (%)	0.72[r]	0.64[r]	0.64[r]		0.91[r]	0.84[r]	0.84[r]
Ratio of gross expenses to average net assets (%)	0.72[r]	0.64[r]	0.79[r]		0.91[r]	0.84[r]	0.98[p,r]
Ratio of net investment income (loss) to
average net assets (%)	1.40[r]	2.71[r]	1.78[r]		1.04[r]	2.46[r]	1.59[r]
Portfolio turnover (%)	20[m,x]	9[m]	7[m]		20[m,x]	9[m]	7[m]

	Series III
Period ended		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$14.39
Net investment income (loss)[h]		0.28
Net realized and unrealized gain (loss) on investments		2.41
Total from investment operations		2.69
Net asset value, end of period		$17.08
Total return (%)		18.69[l,m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]
Ratio of net expenses to average net assets (%)		1.02[r]
Ratio of gross expenses to average net assets (%)		5.48[p,r]
Ratio of net investment income (loss) to
average net assets (%)		2.98[r]
Portfolio turnover (%)		7[m]

a Series I, Series II and Series III shares began operations on 5-3-04, 5-3-04 and 4-29-05, respectively.
b Period from 1-1-05 to 4-29-05.
c Period from 4-30-05 to 12-31-05.
f Effective after the close of business on 4-29-05, International Equity Index, formerly a series of the John Hancock Variable Series Trust reorganized into a separate portfolio of John Hancock Trust:
International Equity Index A. See Note 1 to the financial statements.
g Audited by previous auditors.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the period shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 25

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

International Equity Index B

	Series NAV
Period ended	12-31-01[g]	12-31-02[g]	12-31-03[e,g]	12-31-04[g]	12-31-05[f]

Per share operating performance

Net asset value, beginning of period	$15.39	$12.07	$10.05	$13.82	$16.25
Net investment income (loss)	0.22	0.21	0.24	0.31	0.33[h]
Net realized and unrealized gain (loss) on investments	(3.32)	(2.02)	3.91	2.44	2.05
Total from investment operations	(3.10)	(1.81)	4.15	2.75	2.38
Less distributions
From net investment income	(0.17)	(0.21)	(0.34)	(0.32)	(0.20)
From net realized gain	—	—	—	—	(1.44)
From capital paid-in	(0.05)	—	(0.04)	—	—
	(0.22)	(0.21)	(0.38)	(0.32)	(1.64)
Net asset value, end of period	$12.07	$10.05	$13.82	$16.25	$16.99
Total return (%)[k,l]	(20.30)	(15.18)	41.99	20.24	16.56
Ratios and supplemental data

Net assets, end of period (in millions)	$122	$99	$159	$200	$418
Ratio of net expenses to average net assets (%)	0.27	0.28	0.27	0.30	0.34
Ratio of gross expenses to average net assets (%)[p]	0.40	0.46	0.42	0.38	0.61
Ratio of net investment income (loss) to
average net assets (%)	1.66	1.85	2.13	2.13	2.56
Portfolio turnover (%)	8	18	38	20	9

e Certain amounts have been reclassified to permit comparison.
f The financial highlights presented are for the year ended 12-31-05 after taking into consideration the effect of the merger of the former VST International Equity Index Series NAV on 4-29-05. See
Note 1 of the financial statements.
g Audited by previous auditor.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the period shown.
p Does not take into consideration expense reductions during the periods shown.

The accompanying notes are an integral part of the financial statements. 26

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

Mid Cap Index

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$13.11	$12.82	$10.82	$14.56	$16.78		$12.80	$10.81	$14.52	$16.72
Net investment income (loss)[h]	0.11	0.07	0.08	0.09	0.16		0.05	0.05	0.06	0.13
Net realized and unrealized gain (loss) on investments	(0.32)	(2.01)	3.66	2.21	1.77		(1.98)	3.66	2.21	1.76
Total from investment operations	(0.21)	(1.94)	3.74	2.30	1.93		(1.93)	3.71	2.27	1.89
Less distributions
From net investment income	(0.08)	(0.06)	—	(0.06)	(0.09)		(0.06)	—	(0.05)	(0.06)
From net realized gain	—	—	—	(0.02)	(0.57)		—	—	(0.02)	(0.57)
	(0.08)	(0.06)	—	(0.08)	(0.66)		(0.06)	—	(0.07)	(0.63)
Net asset value, end of period	$12.82	$10.82	$14.56	$16.78	$18.05		$10.81	$14.52	$16.72	$17.98
Total return (%)[k]	(1.73)	(15.16)	34.57	15.83	12.02		(15.07)[m]	34.32	15.65	11.79
Ratios and supplemental data

Net assets, end of period (in millions)	$58	$87	$145	$187	$220		$13	$43	$59	$63
Ratio of net expenses to average net assets (%)	0.60	0.58	0.58	0.57	0.57		0.78[r]	0.78	0.77	0.77
Ratio of net investment income (loss) to
average net assets (%)	0.85	0.58	0.62	0.63	0.95		0.42[r]	0.42	0.43	0.74
Portfolio turnover (%)	19	20	8	16	19		20	8	16	19

Series III				Series NAV
Period ended	12-31-03[a]	12-31-04	12-31-05		12-31-05[a]

Per share operating performance

Net asset value, beginning of period	$13.31	$14.56	$16.74		$15.40
Net investment income (loss)[h]	0.04	0.04	0.10		0.12
Net realized and unrealized gain (loss) on investments	1.21	2.23	1.76		2.54
Total from investment operations	1.25	2.27	1.86		2.66
Less distributions
From net investment income	—	(0.07)	(0.09)		—
From net realized gain	—	(0.02)	(0.57)		—
	—	(0.09)	(0.66)		—
Net asset value, end of period	$14.56	$16.74	$17.94		$18.06
Total return (%)[k]	9.39[l,m]	15.66[l]	11.61[l]		17.27[m]
Ratios and supplemental data

Net assets, end of period (in millions)	—[o]	$1	$1		$74
Ratio of net expenses to average net assets (%)	0.93[r]	0.92	0.93		0.54[r]
Ratio of gross expenses to average net assets (%)	128.76[p,r]	1.67[p]	1.53[p]		0.54[r]
Ratio of net investment income (loss) to average net assets (%)	0.88[r]	0.29	0.60		1.01[r]
Portfolio turnover (%)	8	16	19		19

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 27

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

Small Cap Index

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$11.29	$11.28	$8.78	$12.80	$14.97		$11.07	$8.78	$12.76	$14.91
Net investment income (loss)[h]	0.20	0.10	0.06	0.09	0.11		0.07	0.04	0.07	0.08
Net realized and unrealized gain (loss) on investments	(0.03)	(2.52)	3.96	2.12	0.41		(2.28)	3.94	2.11	0.41
Total from investment operations	0.17	(2.42)	4.02	2.21	0.52		(2.21)	3.98	2.18	0.49
Less distributions
From net investment income	(0.18)	(0.08)	—	(0.04)	(0.08)		(0.08)	—	(0.03)	(0.05)
From net realized gain	—	—	—	—	(0.52)		—	—	—	(0.52)
	(0.18)	(0.08)	—	(0.04)	(0.60)		(0.08)	—	(0.03)	(0.57)
Net asset value, end of period	$11.28	$8.78	$12.80	$14.97	$14.89		$8.78	$12.76	$14.91	$14.83
Total return (%)[k]	1.50	(21.47)	45.79	17.33	3.89		(19.95)[m]	45.33	17.13	3.70
Ratios and supplemental data

Net assets, end of period (in millions)	$50	$59	$137	$179	$189		$10	$38	$54	$52
Ratio of net expenses to average net assets (%)	0.60	0.59	0.58	0.57	0.57		0.79[r]	0.78	0.77	0.77
Ratio of net investment income (loss) to
average net assets (%)	1.87	1.05	0.61	0.69	0.76		0.87[r]	0.39	0.49	0.55
Portfolio turnover (%)	32	57	36	26	29		57	36	26	29

	Series III				Series NAV
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$11.77	$12.80	$14.91		$12.77
Net investment income (loss)[h]		0.01	0.08	0.06		0.09
Net realized and unrealized gain (loss) on investments		1.02	2.08	0.41		2.04
Total from investment operations		1.03	2.16	0.47		2.13
Less distributions
From net investment income		—	(0.05)	(0.08)		—
From net realized gain		—	—	(0.52)		—
		—	(0.05)	(0.60)		—
Net asset value, end of period		$12.80	$14.91	$14.78		$14.90
Total return (%)[k]		8.75[l,m]	16.94[l]	3.55[l]		16.68[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]	$1	$1		$93
Ratio of net expenses to average net assets (%)		0.93[r]	0.92	0.92		0.53[r]
Ratio of gross expenses to average net assets (%)		16.49[p,r]	2.42[p]	1.58[p]		0.53[r]
Ratio of net investment income (loss) to
average net assets (%)		0.18[r]	0.63	0.42		0.92[r]
Portfolio turnover (%)		36	26	29		29

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-05-03 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 28

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

Total Stock Market Index

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$11.14	$9.79	$7.63	$9.96	$11.06		$9.67	$7.62	$9.93	$11.02
Net investment income (loss)[h]	0.09	0.08	0.09	0.13	0.13		0.07	0.07	0.11	0.11
Net realized and unrealized gain (loss) on investments	(1.36)	(2.16)	2.24	1.03	0.49		(2.04)	2.24	1.04	0.48
Total from investment operations	(1.27)	(2.08)	2.33	1.16	0.62		(1.97)	2.31	1.15	0.59
Less distributions
From net investment income	(0.08)	(0.08)	—	(0.06)	(0.12)		(0.08)	—	(0.06)	(0.10)
	(0.08)	(0.08)	—	(0.06)	(0.12)		(0.08)	—	(0.06)	(0.10)
Net asset value, end of period	$9.79	$7.63	$9.96	$11.06	$11.56		$7.62	$9.93	$11.02	$11.51
Total return (%)[k]	(11.41)	(21.29)	30.54	11.74	5.69		(20.36)[m]	30.31	11.60	5.41
Ratios and supplemental data

Net assets, end of period (in millions)	$74	$60	$134	$175	$200		$6	$30	$37	$38
Ratio of net expenses to average net assets (%)	0.59	0.59	0.58	0.57	0.57		0.79[r]	0.78	0.77	0.77
Ratio of net investment income (loss) to
average net assets (%)	0.93	0.96	1.05	1.30	1.20		0.98[r]	0.86	1.08	0.99
Portfolio turnover (%)	5	4	6	5	21		4	6	5	21

Series III				Series NAV
Period ended	12-31-03[a]	12-31-04	12-31-05		12-31-05[a]

Per share operating performance

Net asset value, beginning of period	$9.17	$9.96	$11.03		$10.41
Net investment income (loss)[h]	0.03	0.14	0.10		0.10
Net realized and unrealized gain (loss) on investments	0.76	1.00	0.48		1.06
Total from investment operations	0.79	1.14	0.58		1.16
Less distributions
From net investment income	—	(0.07)	(0.13)		—
	—	(0.07)	(0.13)		—
Net asset value, end of period	$9.96	$11.03	$11.48		$11.57
Total return (%)[k]	8.62[l,m]	11.55[l]	5.36[l]		11.14[m]
Ratios and supplemental data

Net assets, end of period (in millions)	—[o]	—[o]	—[o]		$170
Ratio of net expenses to average net assets (%)	0.93[r]	0.92	0.92		0.52[r]
Ratio of gross expenses to average net assets (%)	122.81[p,r]	14.20[p]	1.72[p]		0.52[r]
Ratio of net investment income (loss) to average net assets (%)	0.96[r]	1.41	0.88		1.30[r]
Portfolio turnover (%)	6	5	21		21

a Series II, Series III and Series NAV shares began operations on 1-28-03, 9-05-03 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 29

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.38%
Advertising - 0.21%
Monster Worldwide, Inc. *	15,998	$653,038
Omnicom Group, Inc.	23,433	1,994,851
The Interpublic Group of Companies, Inc. * (a)	55,952	539,937

		3,187,826
Aerospace - 1.94%
Boeing Company	104,913	7,369,089
General Dynamics Corp.	26,162	2,983,776
Goodrich Corp.	15,974	656,531
Lockheed Martin Corp.	46,470	2,956,886
Northrop Grumman Corp.	46,175	2,775,579
Raytheon Company	58,057	2,330,989
Rockwell Collins, Inc.	22,452	1,043,345
Textron, Inc.	17,203	1,324,287
United Technologies Corp.	132,385	7,401,645

		28,842,127
Agriculture - 0.32%
Archer-Daniels-Midland Company	84,888	2,093,338
Monsanto Company	34,892	2,705,177

		4,798,515
Air Travel - 0.10%
Southwest Airlines Company	90,661	1,489,560
Aluminum - 0.22%
Alcoa, Inc.	113,094	3,344,190
Apparel & Textiles - 0.44%
Cintas Corp.	17,899	737,081
Coach, Inc. *	49,394	1,646,796
Jones Apparel Group, Inc.	15,183	466,422
Liz Claiborne, Inc.	13,860	496,465
NIKE, Inc., Class B	24,705	2,144,147
Reebok International, Ltd.	6,843	398,468
VF Corp.	11,559	639,675

		6,529,054
Auto Parts - 0.25%
AutoZone, Inc. *	7,175	658,306
Dana Corp. (a)	19,543	140,319
Genuine Parts Company	22,551	990,440
Johnson Controls, Inc.	25,079	1,828,510
Visteon Corp. * (a)	16,732	104,742

		3,722,317
Auto Services - 0.03%
AutoNation, Inc. *	23,529	511,285
Automobiles - 0.32%
Ford Motor Company (a)	241,417	1,863,739
General Motors Corp. (a)	73,494	1,427,254
PACCAR, Inc.	22,001	1,523,129

		4,814,122
Banking - 5.91%
AmSouth Bancorp. (a)	45,300	1,187,313
Bank of America Corp.	521,934	24,087,254
500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Bank of New York Company, Inc.	100,098	$3,188,121
BB&T Corp.	70,477	2,953,691
Comerica, Inc.	21,478	1,219,091
Compass Bancshares, Inc.	16,185	781,574
Fifth Third Bancorp.	72,109	2,719,952
First Horizon National Corp. (a)	16,375	629,455
Golden West Financial Corp.	33,120	2,185,920
Huntington Bancshares, Inc. (a)	29,657	704,354
KeyCorp	52,996	1,745,158
M&T Bank Corp.	10,369	1,130,740
Marshall & Ilsley Corp.	27,182	1,169,913
National City Corp.	71,628	2,404,552
North Fork Bancorporation, Inc.	61,820	1,691,395
Northern Trust Corp.	24,109	1,249,328
Regions Financial Corp.	59,512	2,032,930
Sovereign Bancorp., Inc.	46,417	1,003,536
SunTrust Banks, Inc.	46,968	3,417,392
US Bancorp.	236,054	7,055,654
Wachovia Corp.	201,891	10,671,958
Wells Fargo Company	217,327	13,654,655
Zions Bancorp.	13,571	1,025,425

		87,909,361
Biotechnology - 1.34%
Amgen, Inc. *	160,414	12,650,248
Applera Corp.	24,422	648,648
Biogen Idec, Inc. *	44,110	1,999,506
Chiron Corp. *	14,214	631,954
Genzyme Corp. *	33,559	2,375,306
MedImmune, Inc. *	31,978	1,119,870
Millipore Corp. *	6,767	446,893

		19,872,425
Broadcasting - 0.98%
Clear Channel Communications, Inc.	70,247	2,209,268
News Corp.	316,236	4,917,470
Univision Communications, Inc., Class A *	29,058	854,015
Viacom, Inc., Class B	200,845	6,547,547

		14,528,300
Building Materials & Construction - 0.18%
American Standard Companies, Inc.	23,759	949,172
Masco Corp.	55,078	1,662,805

		2,611,977
Business Services - 1.64%
Affiliated Computer Services, Inc., Class A *	16,152	955,875
Automatic Data Processing, Inc.	74,936	3,438,813
Cendant Corp.	133,129	2,296,475
Computer Sciences Corp. *	24,044	1,217,588
Convergys Corp. *	18,193	288,359
Electronic Data Systems Corp.	67,780	1,629,431
Equifax, Inc.	16,878	641,702
First Data Corp.	99,298	4,270,807
Fluor Corp.	11,284	871,802

The accompanying notes are an integral part of the financial statements. 30

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
H & R Block, Inc.	42,580	$1,045,339
Moody's Corp.	32,248	1,980,672
NCR Corp. *	23,861	809,842
Paychex, Inc.	43,343	1,652,235
Pitney Bowes, Inc.	29,646	1,252,544
R.R. Donnelley & Sons Company	28,241	966,125
Robert Half International, Inc.	22,133	838,620
Unisys Corp. *	44,352	258,572

		24,414,801
Cable and Television - 1.20%
Comcast Corp., Class A *	282,211	7,326,198
Time Warner, Inc.	605,958	10,567,907

		17,894,105
Cellular Communications - 0.49%
Motorola, Inc.	323,707	7,312,541
Chemicals - 1.27%
Air Products & Chemicals, Inc.	28,838	1,706,921
Ashland, Inc.	9,327	540,033
Dow Chemical Company	125,428	5,496,255
E.I. Du Pont De Nemours & Company	119,483	5,078,028
Eastman Chemical Company	10,589	546,287
Engelhard Corp.	15,583	469,827
Hercules, Inc. *	14,654	165,590
PPG Industries, Inc.	21,707	1,256,835
Praxair, Inc.	41,887	2,218,336
Rohm & Haas Company	18,717	906,277
Sigma-Aldrich Corp. (a)	8,738	553,028

		18,937,417
Colleges & Universities - 0.08%
Apollo Group, Inc., Class A *	18,913	1,143,480
Computers & Business Equipment - 4.59%
Apple Computer, Inc. *	109,527	7,873,896
Cisco Systems, Inc. *	798,292	13,666,759
Dell, Inc. *	305,866	9,172,921
EMC Corp. *	310,697	4,231,693
Gateway, Inc. * (a)	34,431	86,422
Hewlett-Packard Company	372,337	10,660,008
International Business Machines Corp.	205,276	16,873,687
Lexmark International, Inc. *	15,082	676,126
Network Appliance, Inc. *	48,359	1,305,693
Sun Microsystems, Inc. *	443,720	1,859,187
Xerox Corp. *	124,815	1,828,540

		68,234,932
Construction & Mining Equipment - 0.13%
National Oilwell, Inc. *	22,652	1,420,280
Rowan Companies, Inc.	14,206	506,302

		1,926,582
Construction Materials - 0.10%
Sherwin-Williams Company	14,590	662,678

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction Materials (continued)
Vulcan Materials Company	13,234	$896,603

		1,559,281
Containers & Glass - 0.13%
Ball Corp.	13,521	537,054
Bemis Company, Inc.	13,685	381,401
Pactiv Corp. *	18,621	409,662
Sealed Air Corp. *	10,578	594,166

		1,922,283
Cosmetics & Toiletries - 2.36%
Alberto Culver Company, Class B	9,811	448,853
Avon Products, Inc.	59,573	1,700,809
Colgate-Palmolive Company	67,327	3,692,886
International Flavors & Fragrances, Inc.	10,502	351,817
Kimberly-Clark Corp.	60,716	3,621,710
Procter & Gamble Company	435,599	25,212,470

		35,028,545
Crude Petroleum & Natural Gas - 2.79%
Amerada Hess Corp.	10,398	1,318,674
Apache Corp.	42,795	2,932,313
Burlington Resources, Inc.	49,130	4,235,006
ChevronTexaco Corp.	291,761	16,563,272
Devon Energy Corp.	57,742	3,611,185
EOG Resources, Inc.	31,396	2,303,524
Marathon Oil Corp.	47,628	2,903,879
Occidental Petroleum Corp.	52,244	4,173,251
Sunoco, Inc.	17,691	1,386,621
XTO Energy, Inc.	47,201	2,074,012

		41,501,737
Domestic Oil - 0.08%
Murphy Oil Corp.	21,460	1,158,625
Drugs & Health Care - 0.54%
Wyeth	174,441	8,036,497
Electrical Equipment - 3.68%
American Power Conversion Corp.	22,337	491,414
Cooper Industries, Ltd., Class A	11,908	869,284
Emerson Electric Company	53,390	3,988,233
General Electric Company	1,373,191	48,130,345
Molex, Inc.	18,656	484,123
Symbol Technologies, Inc.	32,616	418,137
Tektronix, Inc. (a)	10,837	305,712

		54,687,248
Electrical Utilities - 2.68%
Allegheny Energy, Inc. *	21,165	669,872
Ameren Corp.	26,548	1,360,320
American Electric Power Company, Inc.	51,164	1,897,673
CenterPoint Energy, Inc. (a)	40,302	517,881
Cinergy Corp.	25,919	1,100,521
CMS Energy Corp. *	28,604	415,044
Consolidated Edison, Inc. (a)	31,835	1,474,916
Constellation Energy Group, Inc.	23,196	1,336,090

The accompanying notes are an integral part of the financial statements. 31

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Utilities (continued)
Dominion Resources, Inc.	45,132	$3,484,190
DTE Energy Company	23,110	998,121
Edison International	42,343	1,846,578
Entergy Corp.	26,965	1,851,147
Exelon Corp.	86,713	4,607,929
FirstEnergy Corp.	42,866	2,100,005
FPL Group, Inc.	51,315	2,132,651
PG&E Corp. (a)	44,590	1,655,181
Pinnacle West Capital Corp.	12,866	532,009
PPL Corp.	49,403	1,452,448
Public Service Enterprise Group, Inc.	32,581	2,116,788
TECO Energy, Inc.	27,045	464,633
The AES Corp. *	84,887	1,343,761
The Southern Company (a)	96,366	3,327,518
TXU Corp.	62,749	3,149,372

		39,834,648
Electronics - 0.35%
Agilent Technologies, Inc. *	53,427	1,778,585
Jabil Circuit, Inc. *	22,611	838,642
L-3 Communications Holdings, Inc.	15,613	1,160,826
Sanmina-SCI Corp. * (a)	68,310	291,001
Solectron Corp. *	118,732	434,559
Thermo Electron Corp. *	21,076	635,020

		5,138,633
Energy - 0.49%
Duke Energy Corp.	120,548	3,309,043
Progress Energy, Inc. (a)	32,706	1,436,447
Sempra Energy	33,412	1,498,194
Xcel Energy, Inc. (a)	52,360	966,566

		7,210,250
Financial Services - 8.68%
Ameriprise Financial, Inc.	31,970	1,310,770
Bear Stearns Companies, Inc.	14,726	1,701,295
Capital One Financial Corp.	38,925	3,363,120
Charles Schwab Corp.	134,064	1,966,719
CIT Group, Inc.	25,963	1,344,364
Citigroup, Inc.	657,471	31,907,068
Countrywide Financial Corp.	77,610	2,653,486
E*TRADE Financial Corp. *	53,164	1,109,001
Federal Home Loan Mortgage Corp.	89,803	5,868,626
Federal National Mortgage Association	125,790	6,139,810
Federated Investors, Inc., Class B	11,005	407,625
Fiserv, Inc. *	23,977	1,037,485
Franklin Resources, Inc.	19,293	1,813,735
Goldman Sachs Group, Inc.	58,586	7,482,018
Janus Capital Group, Inc.	28,032	522,236
JPMorgan Chase & Company	454,742	18,048,710
Lehman Brothers Holdings, Inc.	34,818	4,462,623
MBNA Corp.	163,112	4,428,491
Mellon Financial Corp.	54,340	1,861,145
Merrill Lynch & Company, Inc.	119,428	8,088,858

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Morgan Stanley	140,088	$7,948,593
PNC Financial Services Group, Inc.	37,979	2,348,241
SLM Corp.	54,234	2,987,751
State Street Corp. (c)	42,615	2,362,576
Synovus Financial Corp.	40,588	1,096,282
T. Rowe Price Group, Inc.	16,985	1,223,429
Washington Mutual, Inc.	128,234	5,578,179

		129,062,236
Food & Beverages - 2.80%
Campbell Soup Company	24,188	720,077
Coca-Cola Enterprises, Inc.	39,385	755,010
ConAgra Foods, Inc.	67,439	1,367,663
Constellation Brands, Inc., Class A *	25,568	670,649
General Mills, Inc.	46,172	2,277,203
H.J. Heinz Company	43,494	1,466,618
Hershey Foods Corp.	23,535	1,300,309
Kellogg Company	33,377	1,442,554
McCormick & Company, Inc. (a)	17,396	537,884
Pepsi Bottling Group, Inc.	17,818	509,773
PepsiCo, Inc.	215,631	12,739,479
Sara Lee Corp.	98,710	1,865,619
Starbucks Corp. *	99,871	2,997,129
The Coca-Cola Company	269,004	10,843,551
Tyson Foods, Inc., Class A	32,710	559,341
William Wrigley Jr. Company (a)	23,318	1,550,414

		41,603,273
Forest Products - 0.14%
Weyerhaeuser Company	31,611	2,097,074
Furniture & Fixtures - 0.04%
Leggett & Platt, Inc.	23,909	548,951
Gas & Pipeline Utilities - 0.41%
Dynegy, Inc., Class A * (a)	39,154	189,505
El Paso Corp. (a)	85,688	1,041,966
KeySpan Corp.	22,660	808,735
Kinder Morgan, Inc.	13,676	1,257,508
Nicor, Inc. (a)	5,741	225,679
NiSource, Inc.	35,430	739,070
Peoples Energy Corp. (a)	4,957	173,842
Williams Companies, Inc.	74,470	1,725,470

		6,161,775
Healthcare Products - 3.52%
Bausch & Lomb, Inc.	6,988	474,485
Baxter International, Inc.	81,047	3,051,420
Becton, Dickinson & Company	32,756	1,967,980
Biomet, Inc. (a)	32,370	1,183,771
Boston Scientific Corp. *	76,681	1,877,918
C.R. Bard, Inc.	13,629	898,424
Fisher Scientific International, Inc. *	15,937	985,863
Guidant Corp.	43,121	2,792,085
Johnson & Johnson	386,625	23,236,162

The accompanying notes are an integral part of the financial statements. 32

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Medtronic, Inc.	157,200	$9,050,004
Patterson Companies, Inc. * (a)	17,971	600,231
St. Jude Medical, Inc. *	47,641	2,391,578
Stryker Corp.	37,895	1,683,675
Zimmer Holdings, Inc. *	32,200	2,171,568

		52,365,164
Healthcare Services - 2.36%
Cardinal Health, Inc.	55,653	3,826,144
Coventry Health Care, Inc. *	21,113	1,202,596
Express Scripts, Inc. *	18,927	1,586,083
HCA, Inc.	55,093	2,782,197
Humana, Inc. *	21,156	1,149,405
IMS Health, Inc.	30,111	750,366
Laboratory Corp. of America Holdings *	17,274	930,205
McKesson Corp.	39,985	2,062,826
Medco Health Solutions, Inc. *	39,970	2,230,326
Quest Diagnostics, Inc. (a)	21,536	1,108,673
UnitedHealth Group, Inc.	177,440	11,026,122
Wellpoint, Inc. *	80,082	6,389,743

		35,044,686
Holdings Companies/Conglomerates - 0.11%
Loews Corp.	17,622	1,671,447
Homebuilders - 0.36%
Centex Corp.	16,602	1,186,877
D.R. Horton, Inc.	35,377	1,264,020
KB Home	10,174	739,243
Lennar Corp., Class A (a)	17,850	1,089,207
Pulte Homes, Inc.	27,881	1,097,396

		5,376,743
Hotels & Restaurants - 0.99%
Darden Restaurants, Inc.	17,019	661,699
Harrah's Entertainment, Inc.	23,884	1,702,690
Hilton Hotels Corp.	42,634	1,027,906
Marriott International, Inc., Class A	21,393	1,432,689
McDonald's Corp.	163,565	5,515,412
Starwood Hotels & Resorts Worldwide, Inc.	28,492	1,819,499
Wendy's International, Inc.	15,107	834,813
Yum! Brands, Inc.	36,787	1,724,574

		14,719,282
Household Appliances - 0.12%
Black & Decker Corp.	10,190	886,122
Maytag Corp. (a)	10,417	196,048
Whirlpool Corp.	8,768	734,408

		1,816,578
Household Products - 0.23%
Fortune Brands, Inc.	18,989	1,481,522
Newell Rubbermaid, Inc. (a)	35,804	851,419
The Clorox Company	19,585	1,114,190

		3,447,131

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Machinery - 0.94%
Caterpillar, Inc.	88,401	$5,106,926
Cummins, Inc.	6,085	546,007
Deere & Company	31,346	2,134,976
Dover Corp.	26,339	1,066,466
Ingersoll-Rand Company, Class A	42,996	1,735,749
ITT Industries, Inc.	12,001	1,233,943
Pall Corp.	16,191	434,890
Parker-Hannifin Corp.	15,565	1,026,667
W.W. Grainger, Inc.	9,880	702,468

		13,988,092
Insurance - 5.25%
ACE, Ltd.	41,890	2,238,602
Aetna, Inc.	37,170	3,505,503
AFLAC, Inc.	65,029	3,018,646
Allstate Corp.	84,298	4,557,993
Ambac Financial Group, Inc.	13,670	1,053,410
American International Group, Inc.	337,328	23,015,889
Aon Corp.	41,589	1,495,125
Chubb Corp.	25,981	2,537,045
CIGNA Corp.	16,347	1,825,960
Cincinnati Financial Corp.	22,705	1,014,459
Genworth Financial, Inc.	48,947	1,692,587
Hartford Financial Services Group, Inc.	39,038	3,352,974
Jefferson-Pilot Corp.	17,419	991,664
Lincoln National Corp.	22,514	1,193,917
Marsh & McLennan Companies, Inc.	70,790	2,248,290
MBIA, Inc. (a)	17,423	1,048,168
MetLife, Inc.	98,417	4,822,433
MGIC Investment Corp. (a)	11,792	776,149
Principal Financial Group, Inc.	36,409	1,726,879
Progressive Corp.	25,635	2,993,655
Prudential Financial, Inc.	65,630	4,803,460
SAFECO Corp.	16,055	907,108
St. Paul Travelers Companies, Inc.	89,992	4,019,943
Torchmark, Inc.	13,487	749,877
UnumProvident Corp. (a)	38,731	881,130
XL Capital, Ltd., Class A	22,661	1,526,898

		77,997,764
International Oil - 1.29%
Anadarko Petroleum Corp.	30,827	2,920,858
ConocoPhillips	180,330	10,491,599
Kerr-McGee Corp.	15,074	1,369,624
Nabors Industries, Ltd. *	20,536	1,555,602
Noble Corp. (a)	17,794	1,255,189
Weatherford International, Ltd. *	45,179	1,635,480

		19,228,352
Internet Content - 0.43%
Yahoo!, Inc. *	164,099	6,429,399
Internet Retail - 0.56%
Amazon.com, Inc. * (a)	39,860	1,879,399

The accompanying notes are an integral part of the financial statements. 33

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Retail (continued)
eBay, Inc. *	148,531	$6,423,966

		8,303,365
Internet Software - 0.17%
Symantec Corp. *	140,550	2,459,625
Leisure Time - 0.88%
Brunswick Corp.	12,536	509,714
Carnival Corp.	56,304	3,010,575
Electronic Arts, Inc. *	39,064	2,043,438
International Game Technology, Inc. (a)	43,791	1,347,887
Live Nation, Inc. *	8,780	115,018
Walt Disney Company	249,995	5,992,380

		13,019,012
Life Sciences - 0.06%
PerkinElmer, Inc.	16,999	400,497
Waters Corp. *	14,383	543,677

		944,174
Liquor - 0.37%
Anheuser-Busch Companies, Inc.	100,893	4,334,363
Brown Forman Corp., Class B	10,796	748,379
Molson Coors Brewing Company, Class B (a)	7,338	491,573

		5,574,315
Manufacturing - 1.92%
3M Company	98,762	7,654,055
Danaher Corp.	30,832	1,719,809
Eaton Corp.	19,234	1,290,409
Harley-Davidson, Inc. (a)	35,690	1,837,678
Honeywell International, Inc.	109,526	4,079,844
Illinois Tool Works, Inc.	26,612	2,341,590
Rockwell Automation, Inc.	23,281	1,377,304
Snap-on, Inc.	7,529	282,789
Stanley Works	9,454	454,170
Tyco International, Ltd.	261,619	7,550,324

		28,587,972
Medical-Hospitals - 0.11%
Health Management Associates, Inc., Class A	32,125	705,465
Manor Care, Inc.	10,282	408,915
Tenet Healthcare Corp. *	61,005	467,298

		1,581,678
Mining - 0.42%
Freeport-McMoran Copper & Gold, Inc.,
Class B	23,919	1,286,842
Newmont Mining Corp.	58,065	3,100,671
Phelps Dodge Corp.	13,198	1,898,796

		6,286,309
Newspapers - 0.09%
Dow Jones & Company, Inc. (a)	7,668	272,137
E.W. Scripps Company, Class A	11,140	534,943
Knight-Ridder, Inc. (a)	9,019	570,903

		1,377,983

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Office Furnishings & Supplies - 0.15%
Avery Dennison Corp. (a)	14,356	$793,456
Office Depot, Inc. *	40,139	1,260,365
OfficeMax, Inc. (a)	9,201	233,337

		2,287,158
Paper - 0.32%
International Paper Company	63,746	2,142,503
Louisiana-Pacific Corp.	13,747	377,630
MeadWestvaco Corp.	23,583	661,032
Plum Creek Timber Company, Inc.	23,920	862,316
Temple-Inland, Inc.	14,586	654,182

		4,697,663
Petroleum Services - 4.60%
Baker Hughes, Inc.	44,426	2,700,212
BJ Services Company	41,892	1,536,180
Exxon Mobil Corp.	808,670	45,422,994
Halliburton Company (a)	66,649	4,129,572
Schlumberger, Ltd.	76,559	7,437,707
Transocean, Inc. *	42,898	2,989,561
Valero Energy Corp.	80,140	4,135,224

		68,351,450
Pharmaceuticals - 4.77%
Abbott Laboratories	201,599	7,949,049
Allergan, Inc.	17,104	1,846,548
AmerisourceBergen Corp.	27,100	1,121,940
Bristol-Myers Squibb Company	254,272	5,843,170
Caremark Rx, Inc. *	58,452	3,027,229
Eli Lilly & Company	147,717	8,359,305
Forest Laboratories, Inc. *	43,900	1,785,852
Gilead Sciences, Inc. *	59,512	3,132,116
Hospira, Inc. *	20,905	894,316
King Pharmaceuticals, Inc. *	31,424	531,694
Merck & Company, Inc.	284,177	9,039,670
Mylan Laboratories, Inc.	28,410	567,064
Pfizer, Inc.	957,995	22,340,443
Schering-Plough Corp.	192,069	4,004,639
Watson Pharmaceuticals, Inc. *	13,180	428,482

		70,871,517
Photography - 0.06%
Eastman Kodak Company (a)	37,325	873,405
Publishing - 0.42%
Gannett Company, Inc.	31,177	1,888,391
McGraw-Hill Companies, Inc.	48,722	2,515,517
Meredith Corp.	5,447	285,096
The New York Times Company, Class A (a)	18,856	498,741
Tribune Company	34,026	1,029,627

		6,217,372
Railroads & Equipment - 0.67%
Burlington Northern Santa Fe Corp.	48,531	3,436,966
CSX Corp.	28,233	1,433,389
Norfolk Southern Corp.	52,819	2,367,876

The accompanying notes are an integral part of the financial statements. 34

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Railroads & Equipment (continued)
Union Pacific Corp.	34,432	$2,772,120

		10,010,351
Real Estate - 0.67%
Apartment Investment & Management
Company, Class A, REIT	12,438	471,027
Archstone-Smith Trust, REIT	27,550	1,154,070
Equity Office Properties Trust, REIT	52,786	1,600,999
Equity Residential, REIT	37,450	1,465,044
ProLogis, REIT	31,645	1,478,455
Public Storage, Inc., REIT	10,745	727,651
Simon Property Group, Inc., REIT	24,232	1,856,898
Vornado Realty Trust, REIT	15,343	1,280,680

		10,034,824
Retail Grocery - 0.49%
Albertsons, Inc. (a)	47,927	1,023,241
Safeway, Inc.	58,392	1,381,555
SUPERVALU, Inc.	17,699	574,864
Sysco Corp.	80,615	2,503,096
The Kroger Company *	94,205	1,778,590

		7,261,346
Retail Trade - 4.88%
Bed Bath & Beyond, Inc. *	38,580	1,394,667
Best Buy Company, Inc.	53,119	2,309,614
Big Lots, Inc. * (a)	14,808	177,844
Circuit City Stores, Inc.	20,355	459,819
Costco Wholesale Corp.	61,355	3,035,232
CVS Corp.	105,814	2,795,606
Dillard's, Inc., Class A (a)	8,005	198,684
Dollar General Corp.	41,149	784,711
Family Dollar Stores, Inc.	20,178	500,213
Federated Department Stores, Inc.	35,377	2,346,556
Gap, Inc.	74,592	1,315,803
Home Depot, Inc.	276,075	11,175,516
J.C. Penney Company, Inc.	30,182	1,678,119
Kohl's Corp. *	44,804	2,177,474
Limited Brands, Inc.	45,257	1,011,494
Lowe's Companies, Inc.	101,619	6,773,923
Nordstrom, Inc.	28,410	1,062,534
RadioShack Corp.	17,496	367,941
Sears Holdings Corp. *	12,971	1,498,540
Staples, Inc.	95,052	2,158,631
Target Corp.	114,260	6,280,872
The TJX Companies, Inc.	59,872	1,390,827
Tiffany & Co. (a)	18,486	707,829
Walgreen Company	131,531	5,821,562
Wal-Mart Stores, Inc.	324,655	15,193,854

		72,617,865
Sanitary Services - 0.22%
Allied Waste Industries, Inc. * (a)	28,366	247,919
Ecolab, Inc.	23,957	868,920

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Sanitary Services (continued)
Waste Management, Inc.	71,717	$2,176,611

		3,293,450
Semiconductors - 3.20%
Advanced Micro Devices, Inc. *	52,513	1,606,898
Altera Corp. * (a)	47,106	872,874
Analog Devices, Inc.	47,674	1,710,066
Applied Materials, Inc.	210,861	3,782,846
Applied Micro Circuits Corp. * (a)	38,827	99,785
Broadcom Corp., Class A *	37,584	1,772,086
Freescale Semiconductor, Inc., Class B *	53,335	1,342,442
Intel Corp.	783,536	19,557,058
KLA-Tencor Corp. (a)	25,656	1,265,610
Linear Technology Corp.	39,608	1,428,660
LSI Logic Corp. *	50,905	407,240
Maxim Integrated Products, Inc.	42,603	1,543,933
Micron Technology, Inc. * (a)	80,315	1,068,993
National Semiconductor Corp.	44,664	1,160,371
Novellus Systems, Inc. *	17,334	418,096
NVIDIA Corp. *	22,246	813,314
PMC-Sierra, Inc. * (a)	23,814	183,606
QLogic Corp. *	10,458	339,990
Teradyne, Inc. *	25,589	372,832
Texas Instruments, Inc.	210,284	6,743,808
Xilinx, Inc.	45,294	1,141,862

		47,632,370
Software - 3.20%
Adobe Systems, Inc.	78,135	2,887,870
Autodesk, Inc. *	29,995	1,288,285
BMC Software, Inc. *	28,110	575,974
Citrix Systems, Inc. *	22,919	659,609
Computer Associates International, Inc.	59,636	1,681,139
Compuware Corp. *	50,353	451,666
Intuit, Inc. *	22,996	1,225,687
Mercury Interactive Corp. *	11,255	312,776
Microsoft Corp.	1,189,719	31,111,152
Novell, Inc. * (a)	49,644	438,357
Oracle Corp. *	488,762	5,967,784
Parametric Technology Corp. * (a)	35,390	215,879
Siebel Systems, Inc.	68,761	727,491

		47,543,669
Steel - 0.17%
Allegheny Technologies, Inc. (a)	11,052	398,756
Nucor Corp.	20,224	1,349,345
United States Steel Corp.	14,736	708,360

		2,456,461
Telecommunications Equipment &
Services - 1.29%
ADC Telecommunications, Inc. * (a)	15,141	338,250
Andrew Corp. * (a)	21,113	226,543
Avaya, Inc. *	54,424	580,704
Ciena Corp. *	75,113	223,086

The accompanying notes are an integral part of the financial statements. 35

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services (continued)
Citizens Communications Company	43,394	$ 530,709
Comverse Technology, Inc. *	26,253	698,067
Corning, Inc. *	198,055	3,893,761
JDS Uniphase Corp. * (a)	214,749	506,808
Lucent Technologies, Inc. * (a)	577,658	1,536,570
QUALCOMM, Inc.	213,681	9,205,377
Scientific-Atlanta, Inc.	19,957	859,548
Tellabs, Inc. *	58,281	635,263

		19,234,686
Telephone - 2.93%
ALLTEL Corp.	49,764	3,140,108
AT&T Corp. *	507,680	12,433,083
BellSouth Corp.	237,650	6,440,315
CenturyTel, Inc.	17,024	564,516
Qwest Communications International, Inc. * (a)	200,633	1,133,576
Sprint Corp.	383,966	8,969,446
Verizon Communications, Inc.	359,339	10,823,291

		43,504,335
Tires & Rubber - 0.04%
Cooper Tire & Rubber Company (a)	7,969	122,085
Goodyear Tire & Rubber Company * (a)	22,926	398,454

		520,539
Tobacco - 1.49%
Altria Group, Inc.	270,627	20,221,249
Reynolds American, Inc. (a)	11,111	1,059,212
UST, Inc.	21,258	867,964

		22,148,425
Toys, Amusements & Sporting Goods - 0.09%
Hasbro, Inc.	23,179	467,752
Mattel, Inc.	52,480	830,234

		1,297,986
Travel Services - 0.59%
American Express Company	161,371	8,304,152
Sabre Holdings Corp.	17,055	411,196

		8,715,348
Trucking & Freight - 1.04%
Fedex Corp.	39,383	4,071,808
Navistar International Corp. *	8,018	229,475
Ryder Systems, Inc.	8,340	342,107
United Parcel Service, Inc., Class B	143,418	10,777,863

		15,421,253

TOTAL COMMON STOCKS (Cost $1,387,408,654)		$ 1,462,786,517

SHORT TERM INVESTMENTS - 2.72%
State Street Navigator Securities
Lending Prime Portfolio (c)	$38,445,813	$ 38,445,813

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS (continued)
United States Treasury Bill
3.80% due 01/26/2006 ****	$2,000,000 $	1,995,030

TOTAL SHORT TERM INVESTMENTS
(Cost $40,440,535)		$40,440,843

REPURCHASE AGREEMENTS - 1.72%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
3.00% to be repurchased at
$25,538,510 on 1/3/2006,
collateralized by $25,555,000 U.S.
Treasury Notes, 4.375% due
08/15/2012 (valued at
$26,043,101, including interest) (c)	$25,530,000	$25,530,000

TOTAL REPURCHASE AGREEMENTS
(Cost $25,530,000)		$25,530,000

Total Investments (500 Index Trust)
(Cost $1,453,379,189) - 102.82%		$ 1,528,757,360
Liabilities in Excess of Other Assets - (2.82)%		(41,889,008)

TOTAL NET ASSETS - 100.00%		$ 1,486,868,352

500 Index Trust B
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.67%
Advertising - 0.21%
Monster Worldwide, Inc. *	11,980	$489,024
Omnicom Group, Inc.	17,548	1,493,861
The Interpublic Group of Companies, Inc. *	41,899	404,325

		2,387,210
Aerospace - 1.95%
Boeing Company	78,564	5,518,335
General Dynamics Corp.	19,591	2,234,354
Goodrich Corp.	11,962	491,638
Lockheed Martin Corp.	34,799	2,214,260
Northrop Grumman Corp.	34,579	2,078,544
Raytheon Company	43,476	1,745,562
Rockwell Collins, Inc.	16,813	781,300
Textron, Inc.	12,883	991,733
United Technologies Corp.	99,137	5,542,750

		21,598,476
Agriculture - 0.32%
Archer-Daniels-Midland Company	63,568	1,567,587
Monsanto Company	26,129	2,025,781

		3,593,368
Air Travel - 0.10%
Southwest Airlines Company	67,891	1,115,449
Aluminum - 0.23%
Alcoa, Inc.	84,690	2,504,283

The accompanying notes are an integral part of the financial statements. 36

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Apparel & Textiles - 0.44%
Cintas Corp.	13,404	$551,977
Coach, Inc. *	36,989	1,233,213
Jones Apparel Group, Inc.	11,370	349,286
Liz Claiborne, Inc.	10,379	371,776
NIKE, Inc., Class B	18,501	1,605,702
Reebok International, Ltd.	5,125	298,429
VF Corp.	8,656	479,023

		4,889,406
Auto Parts - 0.25%
AutoZone, Inc. *	5,373	492,973
Dana Corp.	14,635	105,079
Genuine Parts Company	16,887	741,677
Johnson Controls, Inc.	18,780	1,369,250
Visteon Corp. *	12,529	78,432

		2,787,411
Auto Services - 0.03%
AutoNation, Inc. *	17,620	382,883
Automobiles - 0.32%
Ford Motor Company	180,786	1,395,668
General Motors Corp.	55,036	1,068,799
PACCAR, Inc.	16,476	1,140,634

		3,605,101
Banking - 5.93%
AmSouth Bancorp.	33,923	889,122
Bank of America Corp.	390,851	18,037,774
Bank of New York Company, Inc.	74,959	2,387,444
BB&T Corp.	52,777	2,211,884
Comerica, Inc.	16,084	912,928
Compass Bancshares, Inc.	12,121	585,323
Fifth Third Bancorp.	53,999	2,036,842
First Horizon National Corp.	12,263	471,390
Golden West Financial Corp.	24,802	1,636,932
Huntington Bancshares, Inc.	22,208	527,440
KeyCorp	39,686	1,306,860
M&T Bank Corp.	7,765	846,773
Marshall & Ilsley Corp.	20,355	876,079
National City Corp.	53,639	1,800,661
North Fork Bancorporation, Inc.	46,294	1,266,604
Northern Trust Corp.	18,054	935,558
Regions Financial Corp.	44,566	1,522,375
Sovereign Bancorp., Inc.	34,759	751,490
SunTrust Banks, Inc.	35,172	2,559,115
US Bancorp.	176,770	5,283,655
Wachovia Corp.	151,186	7,991,692
Wells Fargo Company	162,745	10,225,268
Zions Bancorp.	10,163	767,916

		65,831,125
Biotechnology - 1.34%
Amgen, Inc. *	120,126	9,473,136
Applera Corp.	18,288	485,729

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Biogen Idec, Inc. *	33,032	$1,497,341
Chiron Corp. *	10,644	473,232
Genzyme Corp. *	25,131	1,778,772
MedImmune, Inc. *	23,947	838,624
Millipore Corp. *	5,068	334,691

		14,881,525
Broadcasting - 0.98%
Clear Channel Communications, Inc.	52,605	1,654,427
News Corp.	236,814	3,682,458
Univision Communications, Inc., Class A *	21,760	639,526
Viacom, Inc., Class B	150,403	4,903,138

		10,879,549
Building Materials & Construction - 0.18%
American Standard Companies, Inc.	17,792	710,790
Masco Corp.	41,245	1,245,187

		1,955,977
Business Services - 1.65%
Affiliated Computer Services, Inc., Class A *	12,096	715,841
Automatic Data Processing, Inc.	56,116	2,575,163
Cendant Corp.	99,694	1,719,722
Computer Sciences Corp. *	18,005	911,773
Convergys Corp. *	13,624	215,940
Electronic Data Systems Corp.	50,757	1,220,198
Equifax, Inc.	12,639	480,535
First Data Corp.	74,359	3,198,181
Fluor Corp.	8,450	652,847
H & R Block, Inc.	31,886	782,801
Moody's Corp.	24,149	1,483,232
NCR Corp. *	17,868	606,440
Paychex, Inc.	32,458	1,237,299
Pitney Bowes, Inc.	22,201	937,992
R.R. Donnelley & Sons Company	21,148	723,473
Robert Half International, Inc.	16,574	627,989
Unisys Corp. *	33,213	193,632

		18,283,058
Cable and Television - 1.21%
Comcast Corp., Class A *	211,334	5,486,230
Time Warner, Inc.	453,772	7,913,784

		13,400,014
Cellular Communications - 0.49%
Motorola, Inc.	242,408	5,475,997
Chemicals - 1.28%
Air Products & Chemicals, Inc.	21,596	1,278,267
Ashland, Inc.	6,985	404,431
Dow Chemical Company	93,927	4,115,881
E.I. Du Pont De Nemours & Company	89,475	3,802,687
Eastman Chemical Company	7,930	409,109
Engelhard Corp.	11,670	351,851
Hercules, Inc. *	10,974	124,006
PPG Industries, Inc.	16,255	941,165

The accompanying notes are an integral part of the financial statements. 37

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Praxair, Inc.	31,367 $	1,661,196
Rohm & Haas Company	14,016	678,655
Sigma-Aldrich Corp.	6,544	414,170

		14,181,418
Colleges & Universities - 0.08%
Apollo Group, Inc., Class A *	14,163	856,295
Computers & Business Equipment - 4.60%
Apple Computer, Inc. *	82,019	5,896,346
Cisco Systems, Inc. *	597,802	10,234,370
Dell, Inc. *	229,048	6,869,150
EMC Corp. *	232,666	3,168,911
Gateway, Inc. *	25,789	64,730
Hewlett-Packard Company	278,825	7,982,760
International Business Machines Corp.	153,721	12,635,866
Lexmark International, Inc. *	11,294	506,310
Network Appliance, Inc. *	36,214	977,778
Sun Microsystems, Inc. *	332,280	1,392,253
Xerox Corp. *	93,468	1,369,306

		51,097,780
Construction & Mining Equipment - 0.13%
National Oilwell, Inc. *	16,963	1,063,580
Rowan Companies, Inc.	10,638	379,139

		1,442,719
Construction Materials - 0.10%
Sherwin-Williams Company	10,926	496,259
Vulcan Materials Company	9,911	671,470

		1,167,729
Containers & Glass - 0.13%
Ball Corp.	10,126	402,205
Bemis Company, Inc.	10,248	285,612
Pactiv Corp. *	13,945	306,790
Sealed Air Corp. *	7,921	444,922

		1,439,529
Cosmetics & Toiletries - 2.36%
Alberto Culver Company, Class B	7,347	336,125
Avon Products, Inc.	44,611	1,273,644
Colgate-Palmolive Company	50,418	2,765,428
International Flavors & Fragrances, Inc.	7,864	263,444
Kimberly-Clark Corp.	45,468	2,712,166
Procter & Gamble Company	326,199	18,880,398

		26,231,205
Crude Petroleum & Natural Gas - 2.80%
Amerada Hess Corp.	7,787	987,547
Apache Corp.	32,047	2,195,861
Burlington Resources, Inc.	36,791	3,171,384
ChevronTexaco Corp.	218,485	12,403,394
Devon Energy Corp.	43,240	2,704,230
EOG Resources, Inc.	23,511	1,725,002
Marathon Oil Corp.	35,666	2,174,556
Occidental Petroleum Corp.	39,123	3,125,145

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Crude Petroleum & Natural Gas
(continued)
Sunoco, Inc.	13,248 $	1,038,378
XTO Energy, Inc.	35,347	1,553,147

		31,078,644
Domestic Oil - 0.08%
Murphy Oil Corp.	16,070	867,619
Drugs & Health Care - 0.54%
Wyeth	130,631	6,018,170
Electrical Equipment - 3.69%
American Power Conversion Corp.	16,727	367,994
Cooper Industries, Ltd., Class A	8,917	650,941
Emerson Electric Company	39,981	2,986,581
General Electric Company	1,028,316	36,042,475
Molex, Inc.	13,970	362,521
Symbol Technologies, Inc.	24,425	313,129
Tektronix, Inc.	8,116	228,952

		40,952,593
Electrical Utilities - 2.69%
Allegheny Energy, Inc. *	15,849	501,621
Ameren Corp.	19,880	1,018,651
American Electric Power Company, Inc.	38,314	1,421,066
CenterPoint Energy, Inc.	30,180	387,813
Cinergy Corp.	19,409	824,106
CMS Energy Corp. *	21,420	310,804
Consolidated Edison, Inc.	23,840	1,104,507
Constellation Energy Group, Inc.	17,370	1,000,512
Dominion Resources, Inc.	33,797	2,609,128
DTE Energy Company	17,306	747,446
Edison International	31,708	1,382,786
Entergy Corp.	20,193	1,386,250
Exelon Corp.	64,935	3,450,646
FirstEnergy Corp.	32,100	1,572,579
FPL Group, Inc.	38,428	1,597,068
PG&E Corp.	33,391	1,239,474
Pinnacle West Capital Corp.	9,635	398,407
PPL Corp.	36,996	1,087,682
Public Service Enterprise Group, Inc.	24,398	1,585,138
TECO Energy, Inc.	20,253	347,947
The AES Corp. *	63,568	1,006,282
The Southern Company	72,163	2,491,788
TXU Corp.	46,990	2,358,428

		29,830,129
Electronics - 0.35%
Agilent Technologies, Inc. *	40,009	1,331,900
Jabil Circuit, Inc. *	16,932	628,008
L-3 Communications Holdings, Inc.	11,692	869,300
Sanmina-SCI Corp. *	51,154	217,916
Solectron Corp. *	88,913	325,421
Thermo Electron Corp. *	15,783	475,542

		3,848,087

The accompanying notes are an integral part of the financial statements. 38

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy - 0.49%
Duke Energy Corp.	90,272	$2,477,966
Progress Energy, Inc.	24,492	1,075,689
Sempra Energy	25,020	1,121,897
Xcel Energy, Inc.	39,210	723,817

		5,399,369
Financial Services - 8.71%
Ameriprise Financial, Inc.	23,941	981,581
Bear Stearns Companies, Inc.	11,028	1,274,065
Capital One Financial Corp.	29,149	2,518,474
Charles Schwab Corp.	100,394	1,472,780
CIT Group, Inc.	19,443	1,006,759
Citigroup, Inc.	492,348	23,893,648
Countrywide Financial Corp.	58,119	1,987,089
E*TRADE Financial Corp. *	39,812	830,478
Federal Home Loan Mortgage Corp.	67,249	4,394,722
Federal National Mortgage Association	94,198	4,597,804
Federated Investors, Inc., Class B	8,241	305,247
Fiserv, Inc. *	17,955	776,913
Franklin Resources, Inc.	14,448	1,358,257
Goldman Sachs Group, Inc.	43,872	5,602,893
Janus Capital Group, Inc.	20,992	391,081
JPMorgan Chase & Company	340,534	13,515,794
Lehman Brothers Holdings, Inc.	26,073	3,341,776
MBNA Corp.	122,147	3,316,291
Mellon Financial Corp.	40,693	1,393,735
Merrill Lynch & Company, Inc.	89,434	6,057,365
Morgan Stanley	104,905	5,952,310
PNC Financial Services Group, Inc.	28,441	1,758,507
SLM Corp.	40,614	2,237,425
State Street Corp. (c)	31,912	1,769,201
Synovus Financial Corp.	30,394	820,942
T. Rowe Price Group, Inc.	12,719	916,150
Washington Mutual, Inc.	96,028	4,177,218

		96,648,505
Food & Beverages - 2.81%
Campbell Soup Company	18,113	539,224
Coca-Cola Enterprises, Inc.	29,493	565,381
ConAgra Foods, Inc.	50,502	1,024,180
Constellation Brands, Inc., Class A *	19,146	502,200
General Mills, Inc.	34,576	1,705,288
H.J. Heinz Company	32,571	1,098,294
Hershey Foods Corp.	17,624	973,726
Kellogg Company	24,995	1,080,284
McCormick & Company, Inc.	13,027	402,795
Pepsi Bottling Group, Inc.	13,343	381,743
PepsiCo, Inc.	161,475	9,539,943
Sara Lee Corp.	73,919	1,397,069
Starbucks Corp. *	74,789	2,244,418
The Coca-Cola Company	201,444	8,120,208
Tyson Foods, Inc., Class A	24,495	418,864

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Beverages (continued)
William Wrigley Jr. Company	17,461	$1,160,982

		31,154,599
Forest Products - 0.14%
Weyerhaeuser Company	23,672	1,570,401
Furniture & Fixtures - 0.04%
Leggett & Platt, Inc.	17,904	411,076
Gas & Pipeline Utilities - 0.42%
Dynegy, Inc., Class A *	29,321	141,914
El Paso Corp.	64,167	780,271
KeySpan Corp.	16,969	605,623
Kinder Morgan, Inc.	10,242	941,752
Nicor, Inc.	4,299	168,994
NiSource, Inc.	26,532	553,457
Peoples Energy Corp.	3,712	130,180
Williams Companies, Inc.	55,767	1,292,121

		4,614,312
Healthcare Products - 3.53%
Bausch & Lomb, Inc.	5,233	355,321
Baxter International, Inc.	60,692	2,285,054
Becton, Dickinson & Company	24,529	1,473,702
Biomet, Inc.	24,241	886,493
Boston Scientific Corp. *	57,422	1,406,265
C.R. Bard, Inc.	10,206	672,780
Fisher Scientific International, Inc. *	11,934	738,237
Guidant Corp.	32,291	2,090,842
Johnson & Johnson	289,525	17,400,452
Medtronic, Inc.	117,720	6,777,140
Patterson Companies, Inc. *	13,457	449,464
St. Jude Medical, Inc. *	35,676	1,790,935
Stryker Corp.	28,378	1,260,835
Zimmer Holdings, Inc. *	24,113	1,626,181

		39,213,701
Healthcare Services - 2.36%
Cardinal Health, Inc.	41,676	2,865,225
Coventry Health Care, Inc. *	15,810	900,538
Express Scripts, Inc. *	14,173	1,187,697
HCA, Inc.	41,256	2,083,428
Humana, Inc. *	15,843	860,750
IMS Health, Inc.	22,549	561,921
Laboratory Corp. of America Holdings *	12,936	696,604
McKesson Corp.	29,943	1,544,759
Medco Health Solutions, Inc. *	29,932	1,670,206
Quest Diagnostics, Inc.	16,127	830,218
UnitedHealth Group, Inc.	132,870	8,256,542
Wellpoint, Inc. *	59,970	4,785,006

		26,242,894
Holdings Companies/Conglomerates - 0.11%
Loews Corp.	13,196	1,251,641
Homebuilders - 0.36%
Centex Corp.	12,433	888,835

The accompanying notes are an integral part of the financial statements. 39

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Homebuilders (continued)
D.R. Horton, Inc.	26,492	$946,559
KB Home	7,619	553,597
Lennar Corp., Class A	13,367	815,654
Pulte Homes, Inc.	20,878	821,758

		4,026,403
Hotels & Restaurants - 0.99%
Darden Restaurants, Inc.	12,745	495,526
Harrah's Entertainment, Inc.	17,886	1,275,093
Hilton Hotels Corp.	31,926	769,736
Marriott International, Inc., Class A	16,020	1,072,859
McDonald's Corp.	122,486	4,130,228
Starwood Hotels & Resorts Worldwide, Inc.	21,336	1,362,517
Wendy's International, Inc.	11,313	625,156
Yum! Brands, Inc.	27,548	1,291,450

		11,022,565
Household Appliances - 0.12%
Black & Decker Corp.	7,631	663,592
Maytag Corp.	7,801	146,815
Whirlpool Corp.	6,566	549,968

		1,360,375
Household Products - 0.23%
Fortune Brands, Inc.	14,220	1,109,444
Newell Rubbermaid, Inc.	26,812	637,589
The Clorox Company	14,667	834,406

		2,581,439
Industrial Machinery - 0.94%
Caterpillar, Inc.	66,199	3,824,316
Cummins, Inc.	4,557	408,899
Deere & Company	23,473	1,598,746
Dover Corp.	19,724	798,625
Ingersoll-Rand Company, Class A	32,197	1,299,793
ITT Industries, Inc.	8,987	924,043
Pall Corp.	12,124	325,651
Parker-Hannifin Corp.	11,656	768,830
W.W. Grainger, Inc.	7,398	525,998

		10,474,901
Insurance - 5.26%
ACE, Ltd.	31,369	1,676,359
Aetna, Inc.	27,835	2,625,119
AFLAC, Inc.	48,697	2,260,515
Allstate Corp.	63,127	3,413,277
Ambac Financial Group, Inc.	10,237	788,863
American International Group, Inc.	252,609	17,235,512
Aon Corp.	31,144	1,119,627
Chubb Corp.	19,456	1,899,878
CIGNA Corp.	12,241	1,367,320
Cincinnati Financial Corp.	17,003	759,694
Genworth Financial, Inc.	36,654	1,267,495
Hartford Financial Services Group, Inc.	29,233	2,510,822
Jefferson-Pilot Corp.	13,044	742,595

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Lincoln National Corp.	16,860	$894,086
Marsh & McLennan Companies, Inc.	53,011	1,683,629
MBIA, Inc.	13,047	784,908
MetLife, Inc.	73,699	3,611,251
MGIC Investment Corp.	8,830	581,191
Principal Financial Group, Inc.	27,265	1,293,179
Progressive Corp.	19,197	2,241,826
Prudential Financial, Inc.	49,147	3,597,069
SAFECO Corp.	12,023	679,299
St. Paul Travelers Companies, Inc.	67,390	3,010,311
Torchmark, Inc.	10,100	561,560
UnumProvident Corp.	29,004	659,841
XL Capital, Ltd., Class A	16,970	1,143,439

		58,408,665
International Oil - 1.30%
Anadarko Petroleum Corp.	23,085	2,187,304
ConocoPhillips	135,040	7,856,627
Kerr-McGee Corp.	11,289	1,025,719
Nabors Industries, Ltd. *	15,378	1,164,883
Noble Corp.	13,325	939,946
Weatherford International, Ltd. *	33,832	1,224,718

		14,399,197
Internet Content - 0.43%
Yahoo!, Inc. *	122,885	4,814,634
Internet Retail - 0.56%
Amazon.com, Inc. *	29,849	1,407,380
eBay, Inc. *	111,228	4,810,611

		6,217,991
Internet Software - 0.17%
Symantec Corp. *	105,251	1,841,893
Leisure Time - 0.88%
Brunswick Corp.	9,388	381,716
Carnival Corp.	42,164	2,254,509
Electronic Arts, Inc. *	29,253	1,530,224
International Game Technology, Inc.	32,793	1,009,369
Live Nation, Inc. *	6,575	86,132
Walt Disney Company	187,209	4,487,400

		9,749,350
Life Sciences - 0.06%
PerkinElmer, Inc.	12,729	299,895
Waters Corp. *	10,771	407,144

		707,039
Liquor - 0.38%
Anheuser-Busch Companies, Inc.	75,554	3,245,800
Brown Forman Corp., Class B	8,085	560,452
Molson Coors Brewing Company, Class B	5,495	368,110

		4,174,362
Manufacturing - 1.93%
3M Company	73,958	5,731,745
Danaher Corp.	23,088	1,287,849

The accompanying notes are an integral part of the financial statements. 40

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Manufacturing (continued)
Eaton Corp.	14,404 $	966,364
Harley-Davidson, Inc.	26,726	1,376,122
Honeywell International, Inc.	82,019	3,055,208
Illinois Tool Works, Inc.	19,928	1,753,465
Rockwell Automation, Inc.	17,434	1,031,395
Snap-on, Inc.	5,638	211,763
Stanley Works	7,079	340,075
Tyco International, Ltd.	195,914	5,654,078

		21,408,064
Medical-Hospitals - 0.11%
Health Management Associates, Inc., Class A	24,057	528,292
Manor Care, Inc.	7,699	306,189
Tenet Healthcare Corp. *	45,683	349,932

		1,184,413
Mining - 0.42%
Freeport-McMoran Copper & Gold, Inc.,
Class B	17,912	963,666
Newmont Mining Corp.	43,482	2,321,939
Phelps Dodge Corp.	9,883	1,421,867

		4,707,472
Newspapers - 0.09%
Dow Jones & Company, Inc.	5,742	203,784
E.W. Scripps Company, Class A	8,350	400,967
Knight-Ridder, Inc.	6,754	427,528

		1,032,279
Office Furnishings & Supplies - 0.15%
Avery Dennison Corp.	10,750	594,153
Office Depot, Inc. *	30,058	943,821
OfficeMax, Inc.	6,890	174,730

		1,712,704
Paper - 0.32%
International Paper Company	47,736	1,604,407
Louisiana-Pacific Corp.	10,294	282,776
MeadWestvaco Corp.	17,660	495,010
Plum Creek Timber Company, Inc.	17,912	645,728
Temple-Inland, Inc.	10,923	489,896

		3,517,817
Petroleum Services - 4.61%
Baker Hughes, Inc.	33,269	2,022,090
BJ Services Company	31,371	1,150,375
Exxon Mobil Corp.	605,573	34,015,035
Halliburton Company	49,910	3,092,424
Schlumberger, Ltd.	57,331	5,569,707
Transocean, Inc. *	32,124	2,238,721
Valero Energy Corp.	60,014	3,096,722

		51,185,074
Pharmaceuticals - 4.78%
Abbott Laboratories	150,968	5,952,668
Allergan, Inc.	12,808	1,382,752
AmerisourceBergen Corp.	20,294	840,171

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb Company	190,412 $	4,375,668
Caremark Rx, Inc. *	43,772	2,266,952
Eli Lilly & Company	110,618	6,259,873
Forest Laboratories, Inc. *	32,875	1,337,355
Gilead Sciences, Inc. *	44,565	2,345,456
Hospira, Inc. *	15,654	669,678
King Pharmaceuticals, Inc. *	23,532	398,161
Merck & Company, Inc.	212,806	6,769,359
Mylan Laboratories, Inc.	21,275	424,649
Pfizer, Inc.	717,396	16,729,675
Schering-Plough Corp.	143,831	2,998,876
Watson Pharmaceuticals, Inc. *	9,870	320,874

		53,072,167
Photography - 0.06%
Eastman Kodak Company	27,951	654,053
Publishing - 0.42%
Gannett Company, Inc.	23,347	1,414,128
McGraw-Hill Companies, Inc.	36,486	1,883,772
Meredith Corp.	4,079	213,495
The New York Times Company, Class A	14,120	373,474
Tribune Company	25,481	771,055

		4,655,924
Railroads & Equipment - 0.68%
Burlington Northern Santa Fe Corp.	36,342	2,573,741
CSX Corp.	21,142	1,073,379
Norfolk Southern Corp.	39,553	1,773,161
Union Pacific Corp.	25,784	2,075,870

		7,496,151
Real Estate - 0.68%
Apartment Investment & Management
Company, Class A, REIT	9,314	352,721
Archstone-Smith Trust, REIT	20,631	864,233
Equity Office Properties Trust, REIT	39,529	1,198,914
Equity Residential, REIT	28,045	1,097,120
ProLogis, REIT	23,697	1,107,124
Public Storage, Inc., REIT	8,047	544,943
Simon Property Group, Inc., REIT	18,146	1,390,528
Vornado Realty Trust, REIT	11,489	958,987

		7,514,570
Retail Grocery - 0.49%
Albertsons, Inc.	35,890	766,251
Safeway, Inc.	43,727	1,034,581
SUPERVALU, Inc.	13,254	430,490
Sysco Corp.	60,369	1,874,457
The Kroger Company *	70,545	1,331,890

		5,437,669
Retail Trade - 4.90%
Bed Bath & Beyond, Inc. *	28,891	1,044,410
Best Buy Company, Inc.	39,778	1,729,547
Big Lots, Inc. *	11,089	133,179

The accompanying notes are an integral part of the financial statements. 41

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Circuit City Stores, Inc.	15,243	$344,339
Costco Wholesale Corp.	45,945	2,272,899
CVS Corp.	79,239	2,093,494
Dillard's, Inc., Class A	5,995	148,796
Dollar General Corp.	30,815	587,642
Family Dollar Stores, Inc.	15,111	374,602
Federated Department Stores, Inc.	26,492	1,757,214
Gap, Inc.	55,858	985,335
Home Depot, Inc.	206,739	8,368,795
J.C. Penney Company, Inc.	22,602	1,256,671
Kohl's Corp. *	33,552	1,630,627
Limited Brands, Inc.	33,890	757,442
Lowe's Companies, Inc.	76,098	5,072,693
Nordstrom, Inc.	21,275	795,685
RadioShack Corp.	13,102	275,535
Sears Holdings Corp. *	9,713	1,122,143
Staples, Inc.	71,180	1,616,498
Target Corp.	85,564	4,703,453
The TJX Companies, Inc.	44,835	1,041,517
Tiffany & Co.	13,843	530,049
Walgreen Company	98,497	4,359,477
Wal-Mart Stores, Inc.	243,118	11,377,922

		54,379,964
Sanitary Services - 0.22%
Allied Waste Industries, Inc. *	21,242	185,655
Ecolab, Inc.	17,940	650,684
Waste Management, Inc.	53,706	1,629,977

		2,466,316
Semiconductors - 3.21%
Advanced Micro Devices, Inc. *	39,325	1,203,345
Altera Corp. *	35,275	653,646
Analog Devices, Inc.	35,701	1,280,595
Applied Materials, Inc.	157,903	2,832,780
Applied Micro Circuits Corp. *	29,075	74,723
Broadcom Corp., Class A *	28,145	1,327,037
Freescale Semiconductor, Inc., Class B *	39,940	1,005,290
Intel Corp.	586,752	14,645,330
KLA-Tencor Corp.	19,212	947,728
Linear Technology Corp.	29,660	1,069,836
LSI Logic Corp. *	38,121	304,968
Maxim Integrated Products, Inc.	31,903	1,156,164
Micron Technology, Inc. *	60,144	800,516
National Semiconductor Corp.	33,447	868,953
Novellus Systems, Inc. *	12,981	313,102
NVIDIA Corp. *	16,659	609,053
PMC-Sierra, Inc. *	17,834	137,500
QLogic Corp. *	7,831	254,586
Teradyne, Inc. *	19,163	279,205
Texas Instruments, Inc.	157,471	5,050,095
Xilinx, Inc.	33,919	855,098

		35,669,550

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software - 3.21%
Adobe Systems, Inc.	58,511	$2,162,567
Autodesk, Inc. *	22,462	964,743
BMC Software, Inc. *	21,050	431,315
Citrix Systems, Inc. *	17,163	493,951
Computer Associates International, Inc.	44,658	1,258,909
Compuware Corp. *	37,707	338,232
Intuit, Inc. *	17,221	917,879
Mercury Interactive Corp. *	8,428	234,214
Microsoft Corp.	890,922	23,297,610
Novell, Inc. *	37,176	328,264
Oracle Corp. *	366,010	4,468,982
Parametric Technology Corp. *	26,502	161,662
Siebel Systems, Inc.	51,492	544,785

		35,603,113
Steel - 0.17%
Allegheny Technologies, Inc.	8,276	298,598
Nucor Corp.	15,145	1,010,474
United States Steel Corp.	11,035	530,453

		1,839,525
Telecommunications Equipment &
Services - 1.30%
ADC Telecommunications, Inc. *	11,338	253,291
Andrew Corp. *	15,810	169,641
Avaya, Inc. *	40,755	434,856
Ciena Corp. *	56,248	167,057
Citizens Communications Company	32,495	397,414
Comverse Technology, Inc. *	19,659	522,733
Corning, Inc. *	148,314	2,915,853
JDS Uniphase Corp. *	160,815	379,523
Lucent Technologies, Inc. *	432,580	1,150,663
QUALCOMM, Inc.	160,015	6,893,446
Scientific-Atlanta, Inc.	14,945	643,681
Tellabs, Inc. *	43,644	475,720

		14,403,878
Telephone - 2.93%
ALLTEL Corp.	37,266	2,351,485
AT&T Corp.	380,177	9,310,535
BellSouth Corp.	177,964	4,822,824
CenturyTel, Inc.	12,748	422,724
Qwest Communications International, Inc. *	150,245	848,884
Sprint Corp.	287,533	6,716,771
Verizon Communications, Inc.	269,092	8,105,051

		32,578,274
Tires & Rubber - 0.03%
Cooper Tire & Rubber Company	5,967	91,414
Goodyear Tire & Rubber Company *	17,168	298,380

		389,794
Tobacco - 1.49%
Altria Group, Inc.	202,659	15,142,680
Reynolds American, Inc.	8,321	793,241

The accompanying notes are an integral part of the financial statements. 42

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Tobacco (continued)
UST, Inc.	15,919	$649,973

		16,585,894
Toys, Amusements & Sporting Goods - 0.09%
Hasbro, Inc.	17,357	350,264
Mattel, Inc.	39,300	621,726

		971,990
Travel Services - 0.59%
American Express Company	120,843	6,218,581
Sabre Holdings Corp.	12,771	307,909

		6,526,490
Trucking & Freight - 1.04%
Fedex Corp.	29,492	3,049,178
Navistar International Corp. *	6,004	171,834
Ryder Systems, Inc.	6,246	256,211
United Parcel Service, Inc., Class B	107,399	8,071,035

		11,548,258

TOTAL COMMON STOCKS (Cost $1,028,816,628)		$ 1,095,409,464

SHORT TERM INVESTMENTS - 0.14%
United States Treasury Bill
3.80% due 01/26/2006 ****	$1,625,000	$1,620,712

TOTAL SHORT TERM INVESTMENTS
(Cost $1,620,712)		$1,620,712

REPURCHASE AGREEMENTS - 1.02%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
3.00% to be repurchased at
$11,327,775 on 01/03/2006,
collateralized by $11,335,000 U.S.
Treasury Notes, 4.375% due
08/15/2012 (valued at
$11,551,499, including interest) (c)	$11,324,000	$11,324,000

TOTAL REPURCHASE AGREEMENTS
(Cost $11,324,000)		$11,324,000

Total Investments (500 Index Trust B)
(Cost $1,041,761,340) - 99.83%		$ 1,108,354,176
Other Assets in Excess of Liabilities - 0.17%		1,833,574

TOTAL NET ASSETS - 100.00%		$ 1,110,187,750

Bond Index Trust B
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 24.11%
U.S. Treasury Bonds - 13.73%
5.375% due 02/15/2031 (a)	$1,100,000 $	1,235,609
5.50% due 08/15/2028 (a)	270,000	303,592
6.125% due 11/15/2027 to 08/15/2029 (a)	970,000	1,175,633
6.25% due 05/15/2030 (a)	2,300,000	2,856,492
6.625% due 02/15/2027 (a)	295,000	374,258

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)
U.S. Treasury Bonds (continued)
6.75% due 08/15/2026 (a)	$775,000	$992,484
7.50% due 11/15/2016 (a)	2,200,000	2,763,407
7.875% due 02/15/2021 (a)	900,000	1,218,023
8.75% due 08/15/2020 (a)	1,400,000	2,014,032
8.875% due 08/15/2017 (a)	1,550,000	2,153,894
9.25% due 02/15/2016 (a)	1,800,000	2,494,476
10.375% due 11/15/2012 (a)	3,300,000	3,647,015
11.25% due 02/15/2015 (a)	260,000	391,462
11.75% due 11/15/2014 (a)	465,000	585,464
12.00% due 08/15/2013 (a)	1,000,000	1,186,406
13.25% due 05/15/2014 (a)	1,200,000	1,528,219

		24,920,466
U.S. Treasury Notes - 10.38%
2.875% due 11/30/2006 (a)	2,300,000	2,268,106
3.125% due 04/15/2009 (a)	1,600,000	1,539,250
3.25% due 08/15/2007 (a)	525,000	515,505
3.375% due 09/15/2009 (a)	1,400,000	1,353,243
3.875% due 05/15/2009 to 05/15/2010 (a)	3,450,000	3,389,178
4.50% due 11/15/2015 (a)	2,905,000	2,928,830
4.75% due 11/15/2008 to 05/15/2014 (a)	2,430,000	2,471,464
5.00% due 02/15/2011 to 08/15/2011 (a)	2,485,000	2,562,482
5.50% due 02/15/2008 (a)	500,000	511,191
6.00% due 08/15/2009 (a)	1,250,000	1,317,382

		18,856,631

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $44,091,065)		$43,777,097

U.S. GOVERNMENT AGENCY OBLIGATIONS - 42.24%
Federal Home Loan Bank - 1.52%
3.875% due 01/15/2010 to 06/14/2013	2,650,000	2,520,991
5.80% due 09/02/2008	225,000	230,643

		2,751,634
Federal Home Loan Mortgage Corp. - 17.10%
2.75% due 08/15/2006	1,300,000	1,285,158
4.00% due 05/01/2009 to 09/01/2018	857,272	820,674
4.25% due 07/15/2009	650,000	639,772
4.50% due 06/01/2018 to 10/01/2033	3,347,632	3,246,679
5.00% due 11/01/2007 to 04/01/2035	6,322,563	6,178,071
5.50% due 06/01/2016 to 04/01/2035	5,793,641	5,764,401
5.75% due 04/15/2008	2,500,000	2,553,833
5.75% due 01/15/2012 (a)	1,200,000	1,259,054
6.00% due 01/01/2009 to 10/01/2034	3,343,466	3,433,248
6.25% due 07/15/2032	450,000	535,596
6.50% due 11/01/2015 to 08/01/2032	1,299,394	1,335,693
6.50% due 08/01/2032 (b)	90,986	93,431
6.625% due 09/15/2009	720,000	764,958
7.00% due 02/01/2016 to 04/01/2032	351,281	365,945
7.10% due 04/10/2007	2,500,000	2,570,705
7.50% due 02/01/2016 to 03/01/2032	110,755	116,251
8.00% due 02/01/2030 to 09/01/2030	25,938	27,669
8.50% due 10/01/2031	43,600	47,138

		31,038,276

The accompanying notes are an integral part of the financial statements. 43

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association - 19.91%
4.00% due 11/01/2010 to 04/01/2019	$1,153,892	$1,106,779
4.50% due 04/01/2018 to 06/01/2034	3,209,854	3,107,883
5.00% due 01/15/2007 to 11/01/2034	8,909,955	8,728,084
5.50% due 01/01/2009 to 05/01/2035	9,031,729	8,977,749
6.00% due 05/01/2014 to 10/01/2034	3,722,586	3,769,807
6.125% due 03/15/2012	2,300,000	2,461,299
6.25% due 05/15/2029	415,000	488,865
6.375% due 06/15/2009	800,000	840,464
6.50% due 02/01/2015 to 01/01/2034	1,755,231	1,805,156
6.625% due 09/15/2009 to 11/15/2030	1,130,000	1,266,058
7.00% due 12/01/2012 to 10/01/2032	950,076	988,907
7.125% due 01/15/2030	209,000	272,827
7.125% due 06/15/2010 (a)	1,300,000	1,421,996
7.25% due 05/15/2030	450,000	595,535
7.50% due 10/01/2015 to 08/01/2031	204,297	214,185
8.00% due 08/01/2030 to 09/01/2031	86,526	92,427
8.50% due 09/01/2030	15,219	16,474

		36,154,495
Government National Mortgage
Association - 3.42%
4.50% due 05/15/2019 to 08/15/2033	226,615	219,215
5.00% due 05/15/2018 to 06/15/2034	1,161,454	1,149,116
5.50% due 11/15/2032 to 11/15/2034	2,138,446	2,154,753
6.00% due 04/15/2017 to 07/15/2034	1,321,051	1,354,184
6.50% due 01/15/2016 to 01/15/2033	723,882	756,349
7.00% due 08/15/2029 to 05/15/2032	379,403	398,471
7.50% due 08/15/2029 to 06/15/2032	120,342	126,584
8.00% due 02/15/2031 to 07/15/2031	39,241	41,998
8.50% due 09/15/2030	6,995	7,550
9.00% due 01/15/2031	4,124	4,528

		6,212,748
Tennesse Valley Authority - 0.18%
6.75% due 11/01/2025	260,000	317,680
The Financing Corp. - 0.11%
8.60% due 09/26/2019	150,000	202,276

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $76,989,674)		$76,677,109

FOREIGN GOVERNMENT OBLIGATIONS - 2.24%
Canada - 0.48%
Government of Canada
5.25% due 11/05/2008	125,000	127,837
Province of Manitoba Canada, Series BU
9.625% due 12/01/2018	300,000	428,395
Province of Quebec Canada, Series NN
7.125% due 02/09/2024	150,000	184,874
7.50% due 07/15/2023	100,000	127,237

		868,343
Greece - 0.23%
Republic of Greece
6.95% due 03/04/2008	405,000	423,193

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Italy - 0.30%
Republic of Italy
6.875% due 09/27/2023	$460,000 $	548,721
Malaysia - 0.03%
Government of Malaysia
8.75% due 06/01/2009	50,000	55,856
Mexico - 0.77%
Government of Mexico
8.30% due 08/15/2031	200,000	257,000
9.875% due 02/01/2010 (a)	970,000	1,137,810

		1,394,810

New Zealand - 0.07%
Government of New Zealand
8.75% due 12/15/2006	120,000	124,636
South Korea - 0.36%
Republic of Korea
8.875% due 04/15/2008 (a)	600,000	657,385

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $3,845,192)		$4,072,944

CORPORATE BONDS - 23.96%
Aerospace - 0.38%
Boeing Company
8.75% due 09/15/2031	90,000	128,845
Northrop Grumman Corp.
7.75% due 03/01/2016	75,000	90,450
Raytheon Company
6.75% due 08/15/2007	200,000	204,894
United Technologies Corp.
6.10% due 05/15/2012	180,000	190,826
8.875% due 11/15/2019	50,000	66,811

		681,826

Aluminum - 0.11%
Alcan Aluminum, Ltd.
6.125% due 12/15/2033	200,000	204,731
Automobiles - 0.53%
DaimlerChrysler North America Holding
7.20% due 09/01/2009	650,000	687,404
Ford Motor Company
6.625% due 02/15/2028	350,000	220,500
Toyota Motor Credit Corp.
5.50% due 12/15/2008	60,000	61,113

		969,017

Banking - 3.95%
Bank of America Corp.
6.50% due 03/15/2006	150,000	150,543
7.75% due 08/15/2015 (a)	400,000	475,485
7.80% due 02/15/2010	350,000	386,501
Bank One Corp.
6.875% due 08/01/2006	1,000,000	1,010,786
7.875% due 08/01/2010	300,000	333,039
KfW International Finance, Inc.
3.25% due 03/30/2009	500,000	480,040

The accompanying notes are an integral part of the financial statements. 44

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
KfW International Finance, Inc., Series DTC
5.25% due 06/28/2006	$300,000	$300,605
Royal Bank of Scotland Group PLC
5.00% due 11/12/2013	300,000	300,057
6.40% due 04/01/2009	150,000	157,397
SMBC International Finance NV
8.50% due 06/15/2009	100,000	110,766
US Bank NA, Series BKNT
6.375% due 08/01/2011	325,000	347,045
Wachovia Corp.
4.95% due 11/01/2006	1,350,000	1,350,104
5.625% due 12/15/2008	75,000	76,711
Wells Fargo Bank NA
6.45% due 02/01/2011	550,000	586,154
Wells Fargo Company
6.875% due 04/01/2006	1,100,000	1,105,164

		7,170,397
Broadcasting - 0.49%
Clear Channel Communications, Inc.
7.65% due 09/15/2010	400,000	428,171
News America Holdings
7.70% due 10/30/2025	100,000	114,737
8.00% due 10/17/2016	250,000	294,706
Viacom, Inc.
7.875% due 07/30/2030	50,000	57,094

		894,708
Business Services - 0.22%
First Data Corp.
5.625% due 11/01/2011	400,000	402,713
Cable and Television - 0.35%
Comcast Cable Communications
8.875% due 05/01/2017	75,000	92,273
Tele-Communications-TCI Group
7.125% due 02/15/2028	70,000	75,174
Time Warner, Inc.
7.25% due 10/15/2017	350,000	382,619
7.625% due 04/15/2031	75,000	83,524

		633,590
Cellular Communications - 0.49%
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	300,000	336,617
Vodafone Group PLC
7.75% due 02/15/2010	500,000	547,633

		884,250
Chemicals - 0.12%
Eastman Chemical Company
7.60% due 02/01/2027	50,000	57,650
EI Du Pont de Nemours & Company
6.50% due 01/15/2028	150,000	169,015

		226,665
Computers & Business Equipment - 0.39%
International Business Machines Corp.
4.25% due 09/15/2009	600,000	588,170

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Computers & Business Equipment
(continued)
International Business Machines Corp. (continued)
7.00% due 10/30/2025	$100,000	$118,361

		706,531

Cosmetics & Toiletries - 0.06%
Procter & Gamble Company
6.45% due 01/15/2026	100,000	113,065
Domestic Oil - 0.76%
Anadarko Finance Company, Series B
6.75% due 05/01/2011	200,000	216,387
ChevronTexaco Capital Company
3.50% due 09/17/2007	600,000	587,776
ConocoPhillips
6.65% due 07/15/2018 (a)	50,000	56,415
Devon Financing Corp., ULC
6.875% due 09/30/2011	400,000	437,534
Union Oil Company of California
7.50% due 02/15/2029	60,000	76,743

		1,374,855

Drugs & Health Care - 0.05%
Eli Lilly & Company
7.125% due 06/01/2025	80,000	96,274
Electrical Utilities - 1.58%
Alabama Power Company
5.70% due 02/15/2033 (a)	80,000	82,281
Alabama Power Company, Series Q
5.50% due 10/15/2017	100,000	101,850
Cincinnati Gas & Electric Company
5.70% due 09/15/2012	300,000	307,920
Constellation Energy Group, Inc.
7.00% due 04/01/2012	240,000	261,860
Dominion Resources, Inc.
8.125% due 06/15/2010	200,000	222,295
Duke Energy Corp.
5.625% due 11/30/2012	400,000	410,292
FirstEnergy Corp.
7.375% due 11/15/2031	246,000	290,273
Hydro Quebec, Series HY
8.40% due 01/15/2022	100,000	134,825
Oncor Electric Delivery Company
6.375% due 05/01/2012	400,000	421,798
Ontario Electricity Financial Corp.
6.10% due 01/30/2008	100,000	102,661
Progress Energy, Inc.
7.10% due 03/01/2011	500,000	539,460

		2,875,515

Energy - 0.60%
MidAmerican Energy Holdings Company
8.48% due 09/15/2028	60,000	76,136
Niagara Mohawk Power Corp., Series G
7.75% due 10/01/2008	200,000	213,539
Norsk Hydro ASA
7.25% due 09/23/2027	75,000	92,431

The accompanying notes are an integral part of the financial statements. 45

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Occidental Petroleum Corp.
6.75% due 01/15/2012	$265,000	$290,864
Sempra Energy
6.00% due 02/01/2013	400,000	413,555

		1,086,525
Financial Services - 6.24%
American Express Company
4.875% due 07/15/2013	150,000	147,403
Bear Stearns Companies, Inc.
5.70% due 11/15/2014	240,000	247,534
Citicorp Capital II
8.015% due 02/15/2027	100,000	106,816
Citigroup, Inc.
5.00% due 09/15/2014	472,000	464,616
5.875% due 02/22/2033	190,000	194,814
6.625% due 01/15/2028	100,000	113,262
Countrywide Home Loans, Inc., Series MTNH
6.25% due 04/15/2009	250,000	257,793
Countrywide Home Loans, Inc., Series MTNK
5.50% due 02/01/2007	200,000	200,971
Credit Suisse First Boston USA, Inc.
5.875% due 08/01/2006	500,000	502,945
6.50% due 01/15/2012	400,000	427,912
FleetBoston Financial Corp.
6.70% due 07/15/2028	75,000	84,851
7.375% due 12/01/2009 (a)	100,000	108,477
General Electric Capital Corp.
6.125% due 02/22/2011	1,150,000	1,209,859
General Electric Capital Corp., Series A, MTN
6.00% due 06/15/2012	950,000	1,000,531
Goldman Sachs Capital, Inc.
6.345% due 02/15/2034	160,000	168,085
HSBC Finance Corp.
5.875% due 02/01/2009	280,000	286,152
8.00% due 07/15/2010	350,000	390,452
HSBC Holdings PLC
7.50% due 07/15/2009	150,000	161,669
JPMorgan Chase & Company
5.25% due 05/30/2007	1,000,000	1,004,531
7.125% due 02/01/2007	225,000	229,589
Lehman Brothers Holdings, Inc.
6.25% due 05/15/2006	500,000	502,533
MBNA Corp.
5.00% due 06/15/2015	250,000	244,839
Merrill Lynch & Company, Inc.
5.45% due 07/15/2014	170,000	172,777
6.875% due 11/15/2018	120,000	136,934
Morgan Stanley
6.10% due 04/15/2006	1,065,000	1,068,741
6.75% due 04/15/2011	250,000	269,132
National Rural Utilities Cooperative Finance Corp.
5.75% due 08/28/2009	700,000	718,740
The Goldman Sachs Group, Inc.
7.35% due 10/01/2009	500,000	538,248

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Washington Mutual Capital I
8.375% due 06/01/2027	$60,000	$64,657
Washington Mutual Financial Corp.
6.25% due 05/15/2006	300,000	301,637

		11,326,500

Food & Beverages - 1.13%
Anheuser Busch Company, Inc.
9.00% due 12/01/2009	470,000	539,060
Coca-Cola Enterprises, Inc.
8.50% due 02/01/2022	100,000	131,478
ConAgra Foods, Inc.
7.875% due 09/15/2010	250,000	275,436
9.75% due 03/01/2021	75,000	97,103
General Mills, Inc.
6.00% due 02/15/2012	250,000	261,637
Kraft Foods, Inc.
4.625% due 11/01/2006	300,000	299,057
Pepsi Bottling Group, Inc., Series B
7.00% due 03/01/2029	100,000	119,944
Sara Lee Corp.
6.25% due 09/15/2011	100,000	103,012
Unilever Capital
7.125% due 11/01/2010	200,000	217,769

		2,044,496

Forest Products - 0.12%
Weyerhaeuser Company
6.125% due 03/15/2007	76,000	77,110
7.125% due 07/15/2023	130,000	137,441

		214,551

Industrial Machinery - 0.03%
Caterpillar, Inc.
5.30% due 09/15/2035	62,000	60,902
Industrials - 0.20%
Tyco International Group SA
6.00% due 11/15/2013	350,000	357,520
Insurance - 0.44%
Allstate Corp.
7.20% due 12/01/2009	170,000	183,054
AXA SA
8.60% due 12/15/2030	120,000	160,362
Hartford Life, Inc.
7.65% due 06/15/2027	50,000	61,879
Marsh & McLennan Companies, Inc.
4.85% due 02/15/2013 (a)	240,000	229,900
Torchmark Corp.
8.25% due 08/15/2009	100,000	110,275
Travelers Property Casualty Corp.
7.75% due 04/15/2026	50,000	60,762

		806,232

International Oil - 0.16%
Pemex Project Funding Master Trust
7.375% due 12/15/2014	260,000	288,860

The accompanying notes are an integral part of the financial statements. 46

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time - 0.13%
Time Warner Entertainment Company, LP
8.375% due 07/15/2033	$200,000	$236,252
Manufacturing - 0.05%
Honeywell International, Inc.
7.50% due 03/01/2010	75,000	82,422
Metal & Metal Products - 0.12%
Alcoa, Inc.
7.375% due 08/01/2010	200,000	219,190
Paper - 0.23%
International Paper Company
6.75% due 09/01/2011	250,000	265,946
MeadWestvaco Corp.
6.85% due 04/01/2012	100,000	106,357
Westvaco Corp.
7.10% due 11/15/2009	35,000	37,513

		409,816

Petroleum Services - 0.08%
Tosco Corp.
8.125% due 02/15/2030	110,000	148,298
Pharmaceuticals - 0.56%
Abbott Laboratories
5.625% due 07/01/2006	250,000	251,161
Bristol-Myers Squibb Company
5.75% due 10/01/2011	300,000	309,834
Schering Plough Corp.
5.55% due 12/01/2013 (b)	250,000	254,691
Wyeth
5.50% due 03/15/2013	200,000	202,754

		1,018,440

Railroads & Equipment - 0.79%
Canadian National Railway Company
6.375% due 10/15/2011	300,000	319,568
CSX Corp.
7.45% due 05/01/2007	125,000	128,842
Norfolk Southern Corp.
7.35% due 05/15/2007	855,000	882,319
Union Pacific Corp.
6.625% due 02/01/2029	85,000	95,997

		1,426,726

Real Estate - 0.63%
EOP Operating, LP
6.80% due 01/15/2009	150,000	156,839
7.00% due 07/15/2011	250,000	267,586
Simon Property Group, LP
6.375% due 11/15/2007	700,000	715,291

		1,139,716

Retail - 0.19%
CVS Corp.
4.875% due 09/15/2014	100,000	96,522
Wal-Mart Stores, Inc.
6.75% due 10/15/2023 (a)	100,000	115,921
7.55% due 02/15/2030	110,000	140,359

		352,802

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Retail Grocery - 0.31%
Albertson's, Inc.
7.50% due 02/15/2011	$345,000	$352,139
Albertson's, Inc., Series MTNC
6.625% due 06/01/2028	50,000	42,654
The Kroger Company
8.05% due 02/01/2010	150,000	162,867

		557,660
Retail Trade - 0.65%
Federated Department Stores, Inc.
6.625% due 04/01/2011	200,000	212,363
John Deere Capital Corp.
5.10% due 01/15/2013	170,000	171,864
6.00% due 02/15/2009	60,000	61,627
Kellogg Company, Series B
7.45% due 04/01/2031	100,000	123,568
Kraft Foods, Inc.
5.25% due 10/01/2013	325,000	325,124
Safeway, Inc.
5.80% due 08/15/2012	150,000	150,764
Target Corp.
6.75% due 01/01/2028	25,000	29,674
7.50% due 08/15/2010	100,000	110,603

		1,185,587
Telecommunications Equipment &
Services - 0.98%
Deutsche Telekom International Finance BV
8.25% due 06/15/2030	546,000	694,440
France Telecom SA
7.20% due 03/01/2006	350,000	351,404
8.50% due 03/01/2031 (b)	100,000	133,426
Verizon Global Funding Corp.
4.375% due 06/01/2013 (a)	370,000	350,417
7.25% due 12/01/2010	230,000	249,580

		1,779,267
Telephone - 0.78%
Ameritech Capital Funding
6.875% due 10/15/2027	60,000	63,316
BellSouth Corp.
6.875% due 10/15/2031	200,000	219,542
British Telecommunications PLC
8.375% due 12/15/2010	200,000	227,672
8.875% due 12/15/2030	130,000	173,932
GTE Corp.
6.94% due 04/15/2028	100,000	107,020
Sprint Capital Corp.
6.875% due 11/15/2028	150,000	163,904
7.625% due 01/30/2011	300,000	330,819
Telefonica Europe BV
8.25% due 09/15/2030	100,000	124,305

		1,410,510

The accompanying notes are an integral part of the financial statements. 47

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utility Service - 0.06%
United Utilities PLC
6.875% due 08/15/2028	$100,000	$112,133

TOTAL CORPORATE BONDS (Cost $42,615,544)		$43,498,542

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.92%
Bear Stearns Commercial Mortgage Securities,
Series 2004-PWR3, Class A4
4.715% due 02/11/2041	500,000	485,930
Chase Commercial Mortgage Securities Corp.,
Series 1997-2, Class A2
6.60% due 12/19/2029	282,524	288,809
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class A2
7.631% due 07/15/2032	300,000	330,516
GE Capital Commercial Mortgage Corp.,
Series 2001-2, Class A4
6.29% due 08/11/2033	550,000	578,791
GE Capital Commercial Mortgage Corp.,
Series 2005-C2, Class A4
4.978% due 05/10/2043 (b)	460,000	453,594
GMAC Commercial Mortgage Securities, Inc.,
Series 1998-C1, Class A2
6.70% due 05/15/2030	723,321	745,290
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-CB8, Class A4
4.404% due 01/12/2039	400,000	379,380
LB Commercial Conduit Mortgage Trust,
Series 1999-C2, Class A2
7.325% due 10/15/2032	400,000	428,206
LB-UBS Commercial Mortgage Trust,
Series 2000-C5, Class A1
6.41% due 12/15/2019	502,330	512,706
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class A2
4.493% due 02/11/2036	450,000	433,565
Salomon Brothers Mortgage Securities VII,
Series 2000-C1, Class A2
7.52% due 12/18/2009	300,000	323,803
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	500,000	527,636
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C11, Class A5
5.215% due 01/15/2041	500,000	500,006
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16, Class 2A1
4.9453% due 10/25/2035 (b)	1,132,258	1,126,057

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $7,298,771)		$7,114,289

ASSET BACKED SECURITIES - 1.02%
Detroit Edison Securitization Funding, LLC,
Series 2001-1, Class A6
6.62% due 03/01/2016	250,000	277,306

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Massachusetts RRB Special Purpose Trust,
Series 1999-1, Class A5
7.03% due 03/15/2012	$150,000	$159,470
MBNA Credit Card Master Note Trust,
Series 2002-A1, Class A1
4.95% due 06/15/2009	1,000,000	1,002,478
MBNA Master Credit Card Trust USA,
Series 2000-L, Class A
6.50% due 04/15/2010	400,000	413,042

TOTAL ASSET BACKED SECURITIES
(Cost $1,885,240)		$1,852,296

SUPRANATIONAL OBLIGATIONS - 1.15%
Supranational - 1.15%
African Development Bank
6.875% due 10/15/2015	35,000	39,977
Asian Development Bank
5.593% due 07/16/2018	250,000	264,489
European Investment Bank
4.625% due 03/01/2007	800,000	799,767
Inter-American Development Bank
8.50% due 03/15/2011	200,000	232,757
International Bank for Reconstruction &
Development
5.00% due 03/28/2006	750,000	750,595

		2,087,585

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $2,099,284)		$2,087,585

SHORT TERM INVESTMENTS - 24.91%
State Street Navigator Securities
Lending Prime Portfolio (c)	$45,213,125	$45,213,125

TOTAL SHORT TERM INVESTMENTS
(Cost $45,213,125)		$45,213,125

REPURCHASE AGREEMENTS - 0.25%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$454,103 on 01/03/2006,
collateralized by $445,000 U.S.
Treasury Notes, 4.875% due
02/15/2012 (valued at $466,009,
including interest) (c)	$454,000	$454,000

TOTAL REPURCHASE AGREEMENTS
(Cost $454,000)		$454,000

Total Investments (Bond Index Trust B)
(Cost $224,491,895) - 123.80%		$224,746,987
Liabilities in Excess of Other Assets - (23.80)%		(43,200,456)

TOTAL NET ASSETS - 100.00%		$181,546,531

The accompanying notes are an integral part of the financial statements. 48

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.35%
Argentina - 0.04%
Petrobras Energia Participaciones SA,
ADR, B Shares *	1,705	$21,040
Siderar SA, Class A Shares, ADR	195	13,119
Telecom Argentina SA, ADR, B Shares *	1,484	19,129
Transportadora de Gas del Sur SA, ADR *	210	1,106

		54,394
Australia - 4.09%
Alinta, Ltd.	2,904	23,771
Alumina, Ltd.	13,754	74,923
Amcor, Ltd.	10,406	57,068
AMP, Ltd.	21,752	122,803
Ansell, Ltd.	1,443	11,706
APN News & Media, Ltd.	3,395	11,964
Aristocrat Leisure, Ltd.	3,522	31,856
Australia and New Zealand Bank Group, Ltd.	21,609	379,949
Australia Gas & Light Company, Ltd.	5,446	68,729
Australian Stock Exchange, Ltd.	1,104	26,341
Axa Asia Pacific Holdings, Ltd.	9,949	37,105
Babcock & Brown, Ltd.	1,752	22,059
BHP Billiton, Ltd.	42,385	707,911
Billabong International, Ltd.	1,567	16,704
Bluescope Steel, Ltd.	8,239	42,159
Boral, Ltd.	6,810	40,496
Brambles Industries, Ltd.	11,411	84,779
Caltex Australia, Ltd.	1,566	22,281
Centro Properties Group, Ltd.	9,765	45,380
Centro Retail Group	2,791	3,084
CFS Gandel Retail Trust, New Shares	511	741
CFS Gandel Retail Trust	15,963	23,438
Challenger Financial Services Group, Ltd.	4,736	14,082
Coca-Cola Amatil, Ltd.	5,835	33,028
Cochlear, Ltd.	688	23,098
Coles Myer, Ltd.	14,042	105,254
Commonwealth Bank of Australia, Ltd.	15,148	475,419
Commonwealth Property Office Fund, Ltd.	19,043	17,825
Computershare, Ltd.	4,716	23,509
CSL, Ltd.	2,178	67,957
CSR, Ltd.	11,263	28,775
DB RREEF Trust	31,825	32,476
DCA Group, Ltd.	4,708	13,756
Downer EDI, Ltd.	3,297	17,379
Foster's Group, Ltd.	23,489	96,224
Futuris Corp., Ltd.	5,354	7,625
General Property Trust	22,164	66,714
Harvey Norman Holding, Ltd.	6,800	14,577
Iluka Resources, Ltd.	2,492	14,343
ING Industrial Fund	7,604	12,449
Investa Property Group, Ltd.	18,052	26,307
James Hardie Industries, Ltd.	5,242	34,636
John Fairfax Holdings, Ltd.	11,184	32,925
Leighton Holdings, Ltd.	1,498	19,664
Lend Lease Corp.	4,135	43,957

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Lion Nathan, Ltd.	3,637	$20,400
Macquarie Airports, Ltd.	7,448	17,333
Macquarie Bank, Ltd.	2,741	137,139
Macquarie Communications Infrastructure
Group, Ltd.	3,849	16,050
Macquarie Goodman Group, Ltd.	13,779	48,354
Macquarie Infrastructure Group, Ltd.	27,798	72,652
Mayne Nickless, Ltd.	7,757	20,103
Mayne Pharma, Ltd. *	7,757	14,465
Mirvac Group, Ltd.	10,290	31,124
Multiplex Group, Ltd.	7,272	16,817
National Australia Bank, Ltd.	18,993	451,776
Newcrest Mining, Ltd.	3,978	70,967
NRMA Insurance Group, Ltd.	18,447	73,402
OneSteel, Ltd.	7,434	18,283
Orica, Ltd.	3,585	53,691
Origin Energy, Ltd.	9,468	52,202
Pacific Brands, Ltd.	6,856	13,389
PaperlinX, Ltd.	4,807	13,552
Patrick Corp., Ltd.	7,434	40,387
Perpetual Trust of Australia, Ltd.	482	24,063
Publishing & Broadcasting, Ltd.	1,420	17,180
Qantas Airways, Ltd., ADR	10,368	30,751
QBE Insurance Group, Ltd.	9,016	129,734
Rinker Group, Ltd.	10,995	132,784
Rio Tinto, Ltd.	3,394	171,928
Santos, Ltd.	6,787	61,038
SFE Corporation, Ltd.	1,575	16,003
Sonic Healthcare, Ltd.	3,200	34,769
Stockland Company, Ltd.	15,402	73,498
Stockland	470	2,253
Suncorp-Metway, Ltd.	6,410	94,353
TABCORP Holdings, Ltd.	6,314	72,174
Telstra Corp., Ltd.	24,944	71,969
Toll Holdings, Ltd.	2,867	31,362
Transurban Group, Ltd.	8,976	43,492
UNiTAB, Ltd.	1,403	13,998
Wesfarmers, Ltd.	4,396	119,314
Westfield Group, New Shares *	481	6,346
Westfield Group	17,068	227,553
Westpac Banking Corp., Ltd.	22,596	377,397
Woodside Petroleum, Ltd.	5,448	156,746
Woolworths, Ltd.	13,579	167,978

		6,335,995
Austria - 0.34%
Andritz AG	109	11,985
Bohler Uddeholm AG	122	20,645
Erste Bank AG	1,696	94,495
Flughafen Wien AG	116	8,309
Immofinanz Immobiien Anlage AG *	4,296	41,258
Mayr-Melnhof Karton AG	47	6,568
Meinl European Land, Ltd. *	1,233	21,770

The accompanying notes are an integral part of the financial statements. 49

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Austria (continued)
Oesterreichische Elektrizitaets AG, Class A	99	$35,323
OMV AG	2,107	123,508
RHI AG *	270	7,290
Telekom Austria AG	4,471	100,597
Voestalpine AG	285	28,738
Wienerberger Baustoffindustrie AG	808	32,341

		532,827
Belgium - 1.02%
Agfa Gevaert NV	1,291	23,559
Barco NV	135	10,152
Bekaert SA	160	14,959
Belgacom SA	2,145	69,980
Cofinimmo SA	80	12,666
Colruyt SA	194	26,787
Compagnie Maritime Belge SA	202	6,662
Cumerio	266	4,838
Delhaize Group	937	61,250
DEXIA	7,193	165,930
Euronav NV	243	7,053
Fortis Group SA	15,341	489,596
Groupe Bruxelles Lambert SA	910	89,281
Interbrew	2,392	104,155
KBC Bancassurance Holding NV	2,403	223,809
Mobistar SA	350	27,769
Omega Pharma SA	222	11,570
SA D'Ieteren Trading NV	38	10,462
Solvay SA	835	92,058
Suez SA	1,336	41,577
UCB SA	1,156	54,319
Union Miniere SA	299	35,266

		1,583,698
Bermuda - 0.19%
Cheung Kong Infrastructure Holdings, Ltd.	5,228	16,317
Cosco Pacific, Ltd.	2,000	3,637
Esprit Holdings, Ltd.	11,485	81,617
Frontline, Ltd.	658	25,166
Giordano International, Ltd.	19,389	10,878
Johnson Electronic Holdings, Ltd.	17,975	17,039
Kerry Properties, Ltd.	5,607	14,861
Li & Fung, Ltd.	20,208	38,964
Noble Group, Ltd.	11,000	8,466
Orient Overseas International, Ltd.	2,938	9,966
Shangri-La Asia, Ltd.	11,953	19,964
Smartone Telecommunications Holdings, Ltd.	2,643	3,085
South China Morning Post, Ltd.	8,456	3,136
Texwinca Holdings, Ltd.	4,933	3,563
TPV Technology, Ltd. *	2,000	1,948
Weatherford International, Ltd. *	600	21,720
Yue Yuen Industrial Holdings, Ltd.	5,933	16,490

		296,817

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Brazil - 0.67%
Aracruz Celulose SA, ADR	316	$12,643
Banco Bradesco SA, ADR	5,136	149,714
Brasil Telecom Participacoes SA, ADR	340	12,699
Braskem SA, ADR *	862	13,973
Centrais Eletricas Brasileiras SA, ADR, B
Shares	778	6,596
Centrais Eletricas Brasileiras SA, ADR	1,295	10,535
CIA Brasileira De Distribuicao Grupo Pao de
Acucar, ADR	171	5,626
CIA de Bebidas das Americas, ADR, PFD
Shares	1,693	64,419
CIA de Bebidas das Americas, ADR	338	10,883
CIA Energetica De Minas Gerais, ADR	703	25,913
Companhia Siderurgica Nacional SA, ADR	1,111	23,775
Companhia Vale Do Rio Doce, ADR, PFD
Shares	3,120	113,100
Companhia Vale Do Rio Doce, ADR	2,213	91,043
Contax Participacoes SA, ADR *	1,938	2,332
Embratel Participacoes SA, ADR *	490	7,227
Empresa Brasileira de Aeronautica SA, ADR	558	21,818
Gerdau SA, ADR	1,476	24,620
Petroleo Brasileiro SA, ADR, Petro	2,954	190,149
Petroleo Brasileiro SA, ADR *	2,127	151,591
Tele Centro Oeste Celular Participacoes SA,
ADR	458	5,139
Tele Norte Leste Participacoes SA, ADR	1,938	34,729
Telesp Celular Participacoes SA, ADR *	1,724	6,517
Unibanco - Uniao De Bancos Brasileiros SA,
GDR	611	38,841
Usinas Siderurgicas de Minas Gerais SA, ADR	588	13,998
Votorantim Celulose e Papel SA-Sponsored
ADR	467	5,739

		1,043,619
Canada - 6.02%
Aber Diamond Corp.	564	20,786
Abitibi Consolidated, Inc.	3,981	15,911
Agnico-Eagle Mines, Ltd.	987	19,487
Agrium, Inc.	1,639	36,015
Alcan Aluminum, Ltd. USD	4,481	183,552
Algoma Steel, Inc. *	500	10,129
Aliant, Inc.	388	10,283
Angiotech Pharmaceuticals, Inc. *	846	11,131
ATI Technologies, Inc. *	3,078	52,270
Bank Nova Scotia Halifax	12,052	476,932
Bank of Montreal	6,091	339,564
Barrick Gold Corp.	6,061	168,478
BCE, Inc.	3,642	87,056
Biovail Corp. *	1,550	36,598
Bombardier, Inc. *	17,562	41,572
Brookfield Asset Management, Inc. *	2,766	139,041
Brookfield Properties Corp.	1,627	48,017
CAE, Inc.	2,784	20,344

The accompanying notes are an integral part of the financial statements. 50

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Cameco Corp.	2,067 $	130,815
Canadian Imperial Bank of Commerce	4,070	266,726
Canadian National Railway Company	3,301	263,695
Canadian Natural Resources, Ltd.	6,508	321,674
Canadian Pacific Railway, Ltd.	1,926	80,463
Canadian Tire Corp., Ltd.	946	56,422
Canfor Corp. *	1,100	12,670
Celestica, Inc. *	2,608	27,602
CGI Group, Inc. *	3,624	28,906
CI Financial Inc., ADR	1,867	40,032
Cognos, Inc. *	1,087	37,804
Cott Corp. *	669	9,886
Dofasco, Inc.	946	52,722
Domtar, Inc.	2,290	13,179
Enbridge, Inc.	3,924	122,302
EnCana Corp. - CAD	10,436	470,446
Fairfax Financial Holdings, Ltd.	241	34,725
Fairmont Hotels & Resorts, Inc.	875	36,915
Falconbridge, Ltd.	3,438	101,729
Finning International, Inc.	1,081	34,434
Four Seasons Hotels, Inc.	247	12,253
George Weston, Ltd.	664	49,153
Gildan Activewear, Inc. *	700	30,018
Glamis Gold, Ltd. *	1,604	43,981
Goldcorp, Inc. - New	3,959	87,944
Great-West Lifeco, Inc.	3,124	82,256
Hudson's Bay Company	634	8,059
Husky Energy, Inc.	1,474	74,588
IGM Financial, Inc.	1,404	55,536
Imperial Oil, Ltd.	1,409	139,468
Inco, Ltd.	2,244	97,193
Intrawest Corp.	623	17,809
Ipsco, Inc.	600	49,767
Ivanhoe Mines, Ltd. *	2,500	17,904
Jean Coutu Group, Inc.	1,600	19,212
Kinross Gold Corp. *	4,335	39,931
Loblaw Companies, Ltd.	1,263	61,062
Magna International, Inc.	1,257	90,560
Manulife Financial Corp.	9,638	564,335
MDS, Inc.	1,709	29,476
Meridian Gold, Inc. *	1,127	24,629
Methanex Corp.	1,233	23,117
MI Developments, Inc.	529	18,185
National Bank of Canada	2,032	105,125
Nexen, Inc.	3,118	148,205
Nortel Networks Corp. *	50,663	154,255
Nova Chemicals Corp.	951	31,655
Novelis, Inc.	912	19,078
Onex Corp.	1,268	20,576
Open Text Corp. *	458	6,462
Petro-Canada	6,308	252,385
Placer Dome, Inc.	5,316	121,370

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Potash Corp. of Saskatchewan, Inc.	1,363	$108,834
Power Corporation Of Canada	3,783	102,723
Power Financial Corp.	2,878	82,444
Precision Drilling Trust, ADR	1,438	47,335
QLT, Inc. *	951	6,093
Quebecor World, Inc.	881	11,878
Research In Motion, Ltd. *	2,000	131,652
Rogers Communications, Inc.	2,579	108,827
RONA, Inc. *	1,300	23,916
Royal Bank of Canada	7,812	608,438
Saputo, Inc.	500	14,576
Shaw Communications, Inc.	2,449	52,994
Shell Canada, Ltd.	2,420	87,277
Shoppers Drug Mart Corp.	2,344	88,416
SNC-Lavalin Group, Inc.	629	41,162
Sun Life Financial, Inc.	7,148	286,484
Suncor Energy, Inc.	5,498	345,738
Talisman Energy, Inc.	4,458	235,527
Teck Cominco, Ltd.	2,344	124,744
Telus Corp. - Non Voting Shares	1,856	74,291
Telus Corp.	705	28,939
Thomson Corp.	2,702	91,909
TransAlta Corp.	2,379	51,846
Trans-Canada Corp.	5,950	187,030
TSX Group, Inc.	776	31,168

		9,330,101
Cayman Islands - 0.04%
ASM Pacific Technology, Ltd.	2,086	11,838
Hutchison Telecommunications
International, Ltd. *	17,277	24,957
Kingboard Chemical Holdings, Ltd.	6,228	16,868
Solomon Systech International, Ltd.	21,706	8,958
TCL Communication Technology Holdings, Ltd. *	3,383	86

		62,707
Chile - 0.21%
Banco Santander Chile SA, ADR	1,225	54,635
CIA Cervecerias Unidas SA, ADR	206	5,195
Compania de Telecomunicaciones de Chile
SA, ADR	3,551	31,249
Distribucion y Servicio D&S SA, ADR	443	8,545
Embotelladora Andina SA, ADR, Series A	414	5,579
Embotelladora Andina SA, ADR, Series B	467	6,510
Empresa Nacional de Electricidad SA, ADR	2,964	90,758
Enersis SA, ADR	7,084	77,853
Sociedad Quimica y Minera de Chile SA,
ADR, B Shares	329	35,927
Vina Concha Y Toro S.A., ADR	412	12,096

		328,347
China - 0.08%
Air China, Ltd. *	4,000	1,277
Aluminum Corp. of China, Ltd.	4,000	3,044

The accompanying notes are an integral part of the financial statements. 51

John Hancock Trust

Portfolio of investments — December 31, 2005

(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China (continued)
Angang New Steel Co., Ltd. Class H	2,000	$1,077
Bank of Communications Co., Ltd., H Shares *	10,000	4,546
Beijing Datang Power Generation Company,
Ltd., Class H	2,000	1,470
China Construction Bank *	44,700	15,422
China Life Insurance Company, Ltd. *	12,000	10,602
China Mengniu Dairy Co., Ltd.	2,000	1,728
China Overseas Land & Investment, Ltd.	4,000	1,715
China Petroleum & Chemical Corp., Class H	30,000	14,800
China Shipping Container Lines Co., Ltd.	4,000	1,380
China Shipping Development Company, Ltd.,
Class H	2,000	1,470
China Telecom Corp., Ltd.	24,000	8,744
China Travel International Investment Hong
Kong, Ltd.	4,000	960
COSCO Holdings *	3,000	1,325
Guangdong Investment, Ltd.	4,000	1,483
Huaneng Power International, Inc., Class H	6,000	3,947
Jiangsu Expressway, Ltd.	2,000	1,128
Jiangxi Copper Co., Ltd., Class H	3,000	1,422
Lenovo Group, Ltd.	6,000	2,766
Maanshan Iron & Steel Co., Ltd., Class H	4,000	1,251
PetroChina Company, Ltd., Class H	34,000	27,626
PICC Property & Casualty Co., Ltd., Class H	4,000	1,135
Shanghai Electric Group Co., Ltd. *	4,000	1,367
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	4,000	1,535
Sinotrans, Ltd., Class H	3,000	1,219
Yanzhou Coal Mining Company, Ltd., Class H *	4,000	2,567
Zhejiang Expressway Company, Ltd., Class H	2,000	1,238
Zijin Mining Group, Ltd.	9,161	4,017
ZTE Corp., Class H	400	1,344

		123,605
Czech Republic - 0.07%
CEZ AS	2,082	62,520
Komercni Banka AS	153	21,439
Philip Morris CR AS	7	5,205
Unipetrol AS *	729	6,927
Zentiva NV	134	6,235

		102,326
Denmark - 0.66%
A P Moller- Maersk AS	15	155,258
AS Det Ostasiatiske Kompagni	211	19,897
Bang & Olufsen AS - B Series	132	13,579
Carlsberg AS, B Shares	352	18,887
Coloplast AS	316	19,615
Dampskibsselskabet Torm AS	200	9,684
Danisco AS	581	44,503
Danske Bank AS	5,398	190,239
DSV AS	238	29,395
FLS Industries AS, B Shares	317	9,360
GN Store Nord AS	2,966	38,845
International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Denmark (continued)
H. Lundbeck AS	810	$16,781
Kobenhavn Lufthavne AS	62	18,455
NKT Holdings AS	211	9,680
Novo Nordisk AS	2,945	165,736
Novozymes AS, B Shares	614	33,628
TDC AS	2,479	148,562
Topdanmark AS *	203	17,628
Vestas Wind Systems AS	2,044	33,584
William Demant Holdings AS *	382	21,134

		1,014,450
Finland - 1.15%
Amer Group Oyj	810	15,088
Asko Oyj	634	13,514
Cargotec Corp. Oyj *	442	15,331
Elisa Oyj, A Shares	1,607	29,782
Fortum Corp. Oyj	5,276	98,966
KCI Konecranes Oyj	159	7,837
Kesko Oyj	769	21,810
Kone Corp. Oyj *	884	35,100
Metra Oyj, B Shares	669	19,806
Metso Oyj	1,327	36,332
Neste Oil Oyj *	1,519	42,955
Nokia AB - Oyj	54,744	1,001,590
Nokian Renkaat Oyj	1,110	13,999
Orion Oyj, Series B	810	15,002
Outokumpu Oyj	1,187	17,641
Rautaruukki Oyj	881	21,439
Sampo Oyj, A Shares	4,840	84,368
Stora Enso Oyj, R Shares	7,347	99,532
TietoEnator Oyj	916	33,464
UPM-Kymmene Oyj	6,384	125,192
YIT-Yhtyma Oyj	750	32,089

		1,780,837
France - 6.98%
Accor SA	2,197	120,874
Air France KLM	1,316	28,192
Alcatel SA *	14,096	174,770
Alstom RGPT *	1,270	73,121
Atos Origin SA *	718	47,317
Autoroutes du Sud de la France	587	34,756
AXA Group	17,415	562,179
BNP Paribas SA	9,170	742,220
Bouygues SA	2,234	109,259
Business Objects SA *	735	29,758
Caisse Nationale du Credit Agricole	7,070	222,787
Cap Gemini SA *	1,463	58,749
Carrefour SA	6,484	303,909
Casino Guich Perrachon SA	474	31,574
CNP Assurances SA	388	30,601
Compagnie De Saint Gobain SA	3,647	217,019

The accompanying notes are an integral part of the financial statements. 52

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Compagnie Generale des Etablissements
Michelin, Class B	1,637	$92,042
Dassault Systemes SA	610	34,449
Essilor International SA	1,128	91,100
European Aeronautic Defence &
Space Company	2,775	104,828
France Telecom SA	19,370	481,468
Gecina SA	107	12,291
Groupe Danone SA	2,780	290,526
Hermes International SA	262	65,558
Imerys SA	322	23,298
Klepierre SA	234	21,974
Lafarge SA	2,028	182,518
Lagardere S.C.A.	1,349	103,837
L'Air Liquide SA	1,277	245,736
L'Oreal SA	3,411	253,668
LVMH Moet Hennessy SA	2,868	254,891
Neopost SA	355	35,607
PagesJaunes Groupe SA	1,394	36,300
Pernod-Ricard SA	800	139,641
Peugeot SA	1,755	101,212
Pinault-Printemps-Redoute SA	768	86,536
Publicis Groupe SA	1,567	54,556
Renault Regie Nationale SA	2,114	172,484
Safran SA	1,857	44,421
Sanofi-Aventis	12,135	1,063,400
Schneider Electric SA	2,652	236,636
SCOR	7,981	17,201
Societe BIC SA	362	21,541
Societe des Autoroutes du Nord et de l'Est
de la France *	263	17,815
Societe Des Autoroutes Paris-Rhin-Rhone	383	27,394
Societe Generale	4,101	504,580
Societe Television Francaise 1	1,268	35,197
Sodexho Alliance	1,047	43,147
STMicroelectronics NV	7,343	131,912
Suez SA Strip VVPR *	1,336	16
Suez SA	11,427	355,888
Technip SA	938	56,428
Thales SA	845	38,325
Thomson SA	3,005	62,986
Total SA	6,459	1,623,064
Unibail	498	66,286
Valeo SA	805	29,943
Veolia Environnement SA	3,991	180,728
Vinci SA	1,917	164,924
Vivendi Universal SA	12,519	392,269
Zodiac SA	372	23,898

		10,809,604
Germany - 5.25%
Adidas-Salomon AG	609	115,388
Allianz AG	4,544	688,446

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Altana AG	833	$45,376
BASF AG	6,498	497,939
Bayer AG	7,975	333,279
Beiersdorf AG	183	22,538
Celesio AG	433	37,257
Commerzbank AG	7,079	218,124
Continental AG	1,546	137,271
DaimlerChrysler AG	11,023	563,125
Depfa Bank AG	4,119	60,923
Deutsche Bank AG	5,966	578,618
Deutsche Boerse AG	1,190	121,980
Deutsche Lufthansa AG	2,780	41,184
Deutsche Post AG	8,683	210,584
Deutsche Telekom AG	33,002	550,260
Douglas Holding AG	426	16,395
E.ON AG	7,523	778,535
Epcos AG *	437	5,724
Fresenius Medical Care AG	427	45,003
Heidelberger Druckmaschinen AG	593	22,696
Hochtief AG	680	30,463
Hypo Real Estate Holding AG	1,661	86,507
Infineon Technologies AG *	7,638	69,917
IVG Immobilien AG	808	16,946
Karstadt Quelle AG	662	10,058
Linde AG	961	74,847
MAN AG	1,637	87,389
Merck & Company AG	586	48,541
Metro AG	1,749	84,504
MLP AG	735	15,249
Muenchener Rueckversicherungs-
Gesellschaft AG	2,057	278,618
Premiere AG *	836	14,652
ProSieben Sat.1 Media AG	1,053	20,388
Puma AG	196	57,213
Qiagen AG *	1,723	20,281
RWE AG	5,075	375,914
SAP AG	2,679	485,896
Schering AG	1,920	128,689
Siemens AG	9,684	830,268
Suedzucker AG	817	19,185
Thyssen Krupp AG	4,272	89,138
Tui AG	2,611	53,491
Volkswagen AG	2,165	114,371
Wincor Nixdorf AG	182	19,261

		8,122,431
Greece - 0.49%
Alpha Bank SA	3,454	100,865
Athens Stock Exchange S.A. (ASE)	560	5,942
Bank of Piraeus SA	2,125	45,497
Coca Cola Hell Bottling	1,340	39,480
Commercial Bank of Greece SA *	800	27,076
Cosmote Mobile Communications SA	1,670	37,140

The accompanying notes are an integral part of the financial statements. 53

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Greece (continued)
Duty Free Shops	210	$3,705
EFG Eurobank Ergas SA	2,350	73,857
Folli-Follie SA	210	5,595
Germanos SA	680	11,451
Greek Organization of Football Prognostics	2,790	96,144
Hellenic Petroleum SA	1,350	18,992
Hellenic Technodomiki Tev SA	1,240	8,018
Hellenic Telecommunications Organization SA *	3,070	65,439
Hyatt Regency Hotel SA	480	6,071
Intracom SA	960	6,366
National Bank Of Greece SA	3,310	140,874
Public Power Corp.	1,310	28,637
Techniki Olympiaki SA	900	5,009
Titan Cement Company SA	720	29,416
Viohalco SA	1,240	9,985

		765,559
Hong Kong - 1.14%
Bank of East Asia, Ltd.	17,072	51,523
BOC Hong Kong Holdings, Ltd.	43,672	84,206
Cathay Pacific Airways, Ltd.	12,218	21,431
Cheung Kong Holdings, Ltd.	18,151	186,460
China Merchants Holdings International
Company, Ltd. *	2,000	4,334
China Mobile, Ltd.	9,000	42,542
China Resource Power Holdings, Ltd.	2,000	1,129
China Resources Enterprises, Ltd.	2,000	3,547
Citic Pacific, Ltd.	2,000	5,520
CLP Holdings, Ltd.	21,611	125,286
CNOOC, Ltd.	22,000	14,613
Denway Motors, Ltd.	10,000	3,321
Hang Lung Properties, Ltd.	20,674	32,263
Hang Seng Bank, Ltd.	9,081	118,643
Henderson Land Development Company, Ltd.	8,399	39,538
Hong Kong & China Gas Company, Ltd.	42,817	91,117
Hong Kong Electric Holdings, Ltd.	16,418	81,417
Hong Kong Exchange & Clearing, Ltd.	12,570	52,121
Hopewell Holdings, Ltd.	6,638	16,694
Hutchison Whampoa, Ltd.	25,423	242,310
Hysan Development Company, Ltd.	6,507	16,113
Link, REIT *	25,482	48,312
MTR Corp.	15,635	30,852
New World Development Company, Ltd.	25,889	35,727
PCCW, Ltd.	42,652	26,267
Ping An Insurance Group Company of China,
Ltd.	2,000	3,676
Semiconductor Manufacturing
International Corp. *	14,000	1,842
Shanghai Industrial Holdings, Ltd.	1,000	2,089
Sino Land Company, Ltd.	17,599	21,450
Sun Hung Kai Properties, Ltd.	15,389	150,346
Swire Pacific, Ltd., Class A	10,837	97,139
Techtronic Industries Company, Ltd.	12,485	29,709

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Television Broadcasting Co., Ltd.	3,819	$20,293
Wharf Holdings, Ltd.	14,332	50,740
Wing Hang Bank, Ltd.	2,000	14,393

		1,766,963
Hungary - 0.18%
BorsodChem Rt.	819	8,825
Demasz RT	20	1,597
Gedeon Richter Rt.	188	33,749
Magyar Telekom Rt.	6,304	28,207
MOL Magyar Olaj - es Gazipari Rt.	949	88,704
OTP Bank Rt.	3,386	110,527

		271,609
India - 0.73%
Bajaj Auto, Ltd., ADR	584	26,368
Dr Reddy's Laboratories, Ltd., ADR	1,203	25,985
Grasim Industries, Ltd., ADR	821	25,311
ICICI Bank, Ltd., SADR	5,766	166,061
Infosys Technologies, Ltd., ADR	3,834	310,017
Larsen & Toubro, Ltd., ADR	286	11,718
Ranbaxy Laboratories, Ltd., ADR	3,414	27,278
Reliance Industries, Ltd., GDR	7,425	293,510
Satyam Computer Services, Ltd., ADR	2,719	99,488
State Bank of India, Ltd., ADR	524	26,462
Tata Motors, Ltd., ADR	3,818	54,865
Videsh Sanchar Nigam, Ltd., ADR	456	7,684
Wipro, Ltd., ADR	4,393	52,496

		1,127,243
Indonesia - 0.19%
Aneka Tambang Tbk PT	7,575	2,752
Astra Agro Lestari Tbk PT	6,342	3,158
Astra International Tbk PT	30,517	31,634
Bank Central Asia Tbk PT	69,613	24,053
Bank Danamon Indonesia Tbk PT	21,741	10,495
Bank Internasional Indonesia Tbk PT	247,500	3,899
Bank Mandiri Tbk PT	76,122	12,687
Bank Pan Indonesia Tbk PT	66,241	2,827
Bank Rakyat Indonesia Tbk PT	66,999	20,597
Bumi Resources Tbk PT	221,220	17,086
Energi Mega Persada Tbk PT *	37,500	2,858
Gudang Garam Tbk PT	7,518	8,901
Indocement Tunggal Prakarsa Tbk PT *	9,513	3,432
Indofood Sukses Makmur Tbk PT	48,095	4,448
Indosat Tbk PT	523	15,214
International Nickel Indonesia Tbk PT	2,500	3,341
Kalbe Farma Tbk PT	41,929	4,219
Matahari Putra Prima Tbk PT	15,000	1,463
Perusahaan Gas Negara Tbk PT	23,003	16,130
PT Indonesian Satellite Corp.	4,000	2,256
PT Telekomunikiasi Indonesia, ADR	2,899	69,170
Ramayana Lestari Sentosa Tbk PT	25,369	2,088
Semen Gresik Persero Tbk PT	1,586	2,869

The accompanying notes are an integral part of the financial statements. 54

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Indonesia (continued)
Telekomunikasi Indonesia Tbk PT	9,500	$5,696
Tempo Scan Pacific Tbk PT	1,762	1,012
Unilever Indonesia Tbk PT	19,500	8,472
United Tractors Tbk PT	16,032	5,988

		286,745
Ireland - 0.63%
Allied Irish Banks PLC - Dublin	10,698	228,668
Bank of Ireland - Dublin	11,877	187,202
C&C Group PLC	3,319	21,224
CRH PLC - Dublin	6,582	193,691
CRH PLC - London	2	59
DCC PLC - Dublin	958	20,534
Eircom Group PLC - Dublin	9,908	23,231
Elan Corp. - Dublin *	4,902	66,176
Fyffes PLC - Dublin	3,581	9,753
Grafton Group PLC	2,711	29,535
Greencore Group PLC - Dublin	1,777	7,070
Iaws Group PLC, ADR *	1,265	18,201
Independent News & Media PLC - Dublin	6,946	20,893
Irish Life & Permanent PLC - Dublin	3,323	67,920
Kerry Group PLC - Dublin	1,618	35,849
Kingspan Group PLC - Dublin	1,466	18,489
Paddy Power PLC	545	7,809
Ryanair Holdings PLC-SP ADR *	406	22,732

		979,036
Israel - 0.45%
Africa-Israel Investments, Ltd.	114	3,970
Aladdin Knowledge Systems ADR *	144	2,480
Alvarion, Ltd., ADR *	1,474	12,853
Audio Codes, Ltd., ADR *	417	4,629
Bank Hapoalim, Ltd.	11,854	55,024
Bank Leumi Le-Israel	9,793	37,526
Bezek Israeli Telecommunications Corp., Ltd. *	12,363	15,852
Check Point Software Technologies, Ltd., ADR *	2,339	47,014
Clal Industries & Investments, Ltd.	727	3,804
Clal Insurance Enterprise Holdings, Ltd.	180	3,701
Delek Automotive Systems, Ltd., ADR *	336	2,327
Discount Investment Corp.	211	5,167
ECI Telecom, Ltd. ADR *	470	3,520
Elbit Systems, Ltd.	233	5,711
Given Imaging Corp. ADR *	414	10,804
Harel Insurance Investments, Ltd.	91	4,094
ICL Israel Chemicals, Ltd.	6,229	24,573
IDB Development Corp., Ltd.	262	7,634
Israel Corporation, Ltd.	20	7,421
Israel Discount Bank, Ltd. *	5,042	9,414
Koor Industries, Ltd. *	126	6,925
Lipman Electronic Engineering, Ltd. ADR *	259	6,027
Makhteshim-Agam Industries, Ltd.	3,021	17,420
Migdal Insurance Holdings, Ltd.	2,573	3,653
M-Systems Flash Disk Pioneers, Ltd. ADR *	406	13,447

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Israel (continued)
Nice Systems, Ltd. *	212	$9,988
Orbotech, Ltd. ADR *	353	8,461
Osem Investment, Ltd.	360	3,044
Partner Communications, Ltd. *	735	6,180
RADWARE, Ltd. ADR *	141	2,561
Retalix, Ltd. *	170	4,292
Strauss-Elite, Ltd.	327	2,913
Super-Sol, Ltd.	1,187	2,974
Syneron Medical, Ltd. ADR *	170	5,397
Tadiran Communications Industries, Ltd.	97	2,929
Teva Pharmaceutical Industries, Ltd.	7,430	323,913
United Mizrahi Bank, Ltd. *	1,541	8,873

		696,515
Italy - 2.81%
Alleanza Assicuraz SpA	4,866	60,159
Assicurazioni Generali SpA	10,755	375,969
Autogrill SpA	1,178	16,140
Autostrade SpA	3,173	76,126
Banca Fideuram SpA	3,184	17,307
Banca Intesa SpA - Non convertible	10,707	52,936
Banca Intesa SpA	37,102	196,614
Banca Monte dei Paschi Siena SpA	12,279	57,400
Banca Naz Del Lavoro SpA *	11,729	38,682
Banca Popolare di Milano SpA	4,532	49,670
Banche Popolari Unite SpA	3,760	82,462
Banco Popolare Di Verona e Novara SpA	4,075	82,470
BCA Antonveneta SpA	970	30,199
Benetton Group SpA	508	5,787
Bulgari SpA	1,706	19,051
Capitalia SpA	15,831	91,673
Enel SpA	48,365	380,012
Eni SpA	29,196	810,067
Fiat SpA *	5,474	47,710
Fineco Group SpA	1,693	16,299
Finmeccanica SpA	3,286	63,622
Gruppo Editoriale L'Espresso SpA	1,888	9,960
Italcementi SpA	735	13,726
Lottomatica SpA *	368	13,305
Luxottica Group SpA	1,458	37,000
Mediaset SpA	9,382	99,436
Mediobanca SpA	5,422	103,566
Mediolanum SpA	2,545	16,787
Mondadori (Arnoldo) Editore SpA	1,197	11,134
Pirelli & Company SpA	31,821	29,242
San Paolo-IMI SpA	12,527	195,963
Seat Pagine Gialle SpA *	43,703	20,417
Snam Rete Gas SpA	10,749	44,201
T.E.R.N.A SpA	13,400	33,085
Telecom Italia Media SpA *	15,066	7,975
Telecom Italia SpA	120,226	350,234
Telecom Italia SpA-RNC	68,019	168,748

The accompanying notes are an integral part of the financial statements. 55

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Tiscali SpA *	2,229	$7,061
UniCredito Italiano SpA - GBP	55,995	385,920
UniCredito Italiano SpA	34,310	235,653

		4,353,768
Japan - 19.72%
Acom Company, Ltd.	803	51,635
Aderans Company, Ltd.	317	9,520
Advantest Corp.	910	91,787
AEON Company, Ltd.	7,696	195,860
AEON Credit Service Company, Ltd.	323	30,579
Aiful Corp.	698	58,325
Aisin Seiki Company	2,221	81,582
Ajinomoto Company, Inc.	6,695	68,552
Alfresa Holdings Corp.	376	17,607
All Nippon Airways Company, Ltd.	5,285	21,520
Alps Electric Company	1,762	24,559
Amada Company, Ltd.	4,171	36,799
Amano Corp.	705	13,456
Anritsu Corp.	705	4,013
Aoyama Trading Company, Ltd.	858	29,042
Ariake Japan Company, Ltd.	141	3,475
Asahi Breweries, Ltd.	4,299	52,479
Asahi Glass Company, Ltd.	11,809	152,571
Asahi Kasei Corp.	15,037	101,794
ASATSU-DK, Inc.	352	11,198
Astellas Pharmaceuticals, Inc.	6,305	246,038
Autobacs Seven Company, Ltd.	247	12,970
Bank of Fukuoka, Ltd.	6,638	56,818
Bank of Kyoto, Ltd.	3,000	36,266
Bank of Yokohama, Ltd. *	13,684	112,021
Benesse Corp.	846	29,640
Bridgestone Corp.	8,047	167,589
Canon Sales Company, Inc.	1,000	21,378
Canon, Inc.	8,726	510,769
Casio Computer Company, Ltd.	2,467	41,312
Central Glass Company, Ltd.	2,114	11,711
Central Japan Railway Company, Ltd.	18	172,548
Chiba Bank, Ltd.	8,104	67,992
Chiyoda Corp. *	2,000	45,979
Chubu Electric Power Company, Inc.	6,923	165,029
Chugai Pharmaceutical Company, Ltd.	3,284	70,483
Circle K Sunkus Company, Ltd.	388	9,874
Citizen Watch Company, Ltd.	4,565	37,951
Coca-Cola West Japan Company, Ltd.	423	9,886
COMSYS Holdings Corp.	1,057	15,127
Credit Saison Company, Ltd.	1,809	90,389
CSK Corp.	810	40,473
Dai Nippon Printing Company, Ltd.	8,047	143,355
Daicel Chemical Industries, Ltd.	4,466	32,127
Daido Steel Company, Ltd.	4,000	38,242
Daiichi Sankyo Company, Ltd. *	7,515	145,034

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Daikin Industries, Ltd.	2,685	$78,582
Daimaru, Inc.	3,114	44,961
Dainippon Ink & Chemicals, Inc.	7,990	34,636
Dainippon Screen Manufacturing Company,
Ltd.	2,762	23,126
Daito Trust Construction Company, Ltd.	881	45,590
Daiwa House Industry Company, Ltd.	6,285	98,316
Daiwa Securities Group, Inc.	14,649	166,150
Denki Kagaku Kogyo Kabushiki Kaisha	6,523	28,830
Denso Corp.	6,178	213,306
Dentsu, Inc.	20	65,151
Dowa Mining Company, Ltd.	3,466	37,577
E Trade Securities Corp.	5	38,641
E-Access, Ltd. *	17	12,042
East Japan Railway Company, Ltd.	39	268,315
Ebara Corp.	2,466	13,326
Eisai Company, Ltd.	2,948	123,792
Electric Power Development Company, Ltd.	1,550	53,253
Elpida Memory, Inc. *	500	14,930
Familymart Company, Ltd.	740	25,048
Fanuc, Ltd.	2,121	180,109
Fast Retailing Company, Ltd.	634	62,012
Fuji Electric Holdings	7,580	40,189
Fuji Photo Film Company, Ltd.	5,633	186,365
Fuji Software ABC, Inc.	282	9,449
Fuji Television Network, Inc.	6	15,117
Fujikura, Ltd.	3,523	28,571
Fujitsu, Ltd.	20,379	155,246
Furukawa Electric Company, Ltd.	7,638	59,741
Glory, Ltd.	800	13,553
Goodwill Group, Inc.	3	6,108
Gunma Bank	3,523	26,061
Gunze, Ltd.	1,762	11,719
Hakuhodo DY Holdings, Inc.	300	21,149
Hankyu Department Stores	1,409	12,311
Hikari Tsushin, Inc. *	300	28,249
Hino Motors, Ltd.	3,114	19,733
Hirose Electric Company, Ltd.	317	42,301
Hitachi Cable, Ltd.	1,409	6,622
Hitachi Capital Corp.	493	9,828
Hitachi Chemical, Ltd.	1,316	34,831
Hitachi Construction Machinery Co., Ltd.	1,057	24,659
Hitachi Software Engineering Co., Ltd.	247	5,176
Hitachi, Ltd.	36,882	248,738
Hokkaido Electric Power Company, Inc.	1,832	37,299
Hokugin Financial Group, Inc.	12,866	60,139
Honda Motor Company, Ltd.	9,169	523,476
House Food Corp.	599	9,096
Hoya Corp.	4,908	176,535
Ibiden Company, Ltd.	1,600	85,782
Index Corp.	10	18,154
Inpex Corp.	4	35,629

The accompanying notes are an integral part of the financial statements. 56

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Isetan Company, Ltd.	1,938	$41,348
Ishihara Sangyo	2,466	4,393
Ishikawajima Harima Heavy Industries
Company, Ltd. *	14,866	47,040
ITO EN, Ltd.	347	20,782
Itochu Corp.	17,798	148,568
Itochu Techno-Science Corp.	352	16,871
JAFCO Company, Ltd.	447	39,930
Japan Airlines System Corp.	7,047	19,190
Japan Prime Realty Investment Corp.	5	14,040
Japan Real Estate Investment Corp.	4	32,983
Japan Retail Fund	3	23,312
Japan Tobacco, Inc.	11	160,502
JFE Holdings, Inc	6,438	216,275
JGC Corp.	2,114	40,261
Joyo Bank, Ltd.	8,047	47,922
JS Group Corporation	2,784	55,737
JSR Corp.	1,867	49,098
Kajima Corp.	9,809	56,418
Kaken Pharmaceutical Company, Ltd.	1,057	8,240
Kamigumi Company, Ltd.	2,466	21,903
Kaneka Corp.	3,171	38,333
Kansai Electric Power Company, Ltd.	8,922	191,867
Kansai Paint Company, Ltd.	3,762	32,265
Kao Corp.	6,638	177,944
Katokichi Company, Ltd.	1,163	7,922
Kawasaki Heavy Industries, Ltd.	13,037	47,556
Kawasaki Kisen Kaisha, Ltd.	4,933	30,967
KDDI Corp.	30	173,057
Keihin Electric Express Railway Company, Ltd.	4,933	38,918
Keio Electric Railway Company, Ltd.	6,285	37,588
Keisei Electric Railway Company, Ltd.	3,000	20,487
Keyence Corp.	352	100,183
Kikkoman Corp.	1,762	17,115
Kinden Corp.	1,409	12,730
Kintetsu Corp.	18,208	72,906
Kirin Brewery Company, Ltd.	9,104	106,193
Kobe Steel Company, Ltd.	31,483	102,023
Kokuyo Company, Ltd.	669	9,920
Komatsu, Ltd.	10,570	174,941
Komori Corp.	705	12,978
Konami Corp.	1,057	23,269
Konica Minolta Holdings, Inc.	5,109	52,052
Kose Corp.	400	16,016
Koyo Seiko Company, Ltd.	2,057	38,303
Kubota Corp.	12,218	102,715
Kuraray Company, Ltd.	3,700	38,356
Kurita Water Industries, Ltd.	1,581	30,110
Kyocera Corp.	1,962	143,139
KYOWA HAKKO KOGYO Co., Ltd.	3,523	24,596
Kyushu Electric Power	4,569	99,225
Lawson, Inc.	669	27,582

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
LeoPalace21 Corp.	1,498	$54,390
Mabuchi Motor Company, Ltd.	282	15,669
Makita Corp.	1,457	35,844
Marubeni Corp.	14,798	79,463
Marui Company, Ltd.	3,736	73,370
Matsui Securities Company, Ltd.	1,300	18,053
Matsumotokiyoshi Company, Ltd.	352	11,138
Matsushita Electric Industrial Co., Ltd.	24,607	474,898
Matsushita Electric Works, Ltd.	3,819	35,702
Mediceo Holdings Company, Ltd.	1,610	23,314
Meiji Dairies Corp.	2,114	10,706
Meiji Seika Kaisha, Ltd.	4,466	23,755
Meitec Corp.	317	10,273
Millea Holdings, Inc.	17	292,755
Minebea Company, Ltd.	3,523	18,798
Mitsubishi Chemical Holdings Corp, ADR *	13,485	84,996
Mitsubishi Corp.	13,544	299,880
Mitsubishi Electric Corp.	23,027	163,111
Mitsubishi Estate Company, Ltd.	13,218	274,721
Mitsubishi Gas & Chemicals Company, Inc.	5,171	48,911
Mitsubishi Heavy Industries, Ltd.	36,063	159,083
Mitsubishi Logistc Corp.	1,057	17,808
Mitsubishi Materials Corp.	11,980	61,282
Mitsubishi Rayon Company, Ltd.	5,990	39,635
Mitsubishi Securities Company, Ltd.	4,000	50,221
Mitsubishi UFJ Financial Group, Inc.	85	1,153,716
Mitsui & Company, Ltd.	16,389	210,632
Mitsui Chemicals, Inc.	7,990	53,750
Mitsui Engineering & Shipbuilding
Company, Ltd.	10,638	34,654
Mitsui Fudosan Company, Ltd.	9,752	198,134
Mitsui Mining & Smelting Company, Ltd.	5,990	37,653
Mitsui O.S.K. Lines, Ltd.	12,513	109,229
Mitsui Sumitomo Insurance Company, Ltd.	13,741	168,207
Mitsui Trust Holdings, Inc.	5,990	71,953
Mitsukoshi, Ltd.	5,171	33,777
Mitsumi Electric Company, Ltd.	599	6,779
Mizuho Financial Group, Inc.	112	889,311
Murata Manufacturing Company, Ltd.	2,396	153,663
Namco Bandai Holdings, Inc. *	2,567	37,542
NEC Corp.	22,617	140,829
NEC Electronics Corp.	352	11,556
Net One Systems Company, Ltd.	5	12,089
NGK Insulators, Ltd.	3,171	47,183
NGK Spark Plug Company, Ltd.	2,762	59,748
NHK Spring Company, Ltd.	2,000	20,852
Nichii Gakkan Company, Ltd.	176	4,479
NICHIREI Corp.	2,466	10,292
Nidec Corp.	1,186	100,913
Nikko Cordial Corp.	9,456	149,846
Nikon Corp.	3,819	60,291
Nintendo Company, Ltd.	1,192	144,096

The accompanying notes are an integral part of the financial statements. 57

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nippon Building Fund, Inc.	5	$42,204
Nippon Electric Glass Company, Ltd.	2,000	43,689
Nippon Express Company, Ltd.	8,809	53,730
Nippon Kayaku Company, Ltd.	1,409	12,036
Nippon Light Metal Company, Ltd.	3,876	10,686
NIPPON MEAT PACKERS, Inc.	1,762	18,505
Nippon Mining Holdings, Inc.	8,632	61,437
Nippon Oil Corp.	14,094	109,399
Nippon Paper Group, Inc.	11	44,045
Nippon Sheet Glass Company, Ltd.	5,171	22,591
Nippon Shokubai Company, Ltd.	1,409	15,957
Nippon Steel Corp.	71,536	254,879
Nippon Telegraph & Telephone Corp.	60	272,820
Nippon Yusen Kabushiki Kaisha	12,923	88,580
Nippon Zeon Company	2,409	31,880
Nishimatsu Construction Company, Ltd.	2,114	8,680
Nishi-Nippon City Bank, Ltd. *	5,000	29,861
Nissan Chemical Industries, Ltd.	1,762	25,082
Nissan Motor Company, Ltd.	26,090	264,485
Nisshin Seifun Group, Inc.	2,114	22,345
Nisshin Steel Company	12,047	38,937
Nisshinbo Industries, Inc.	1,409	15,407
Nissin Food Products Company, Ltd.	916	26,498
Nitori Company, Ltd.	159	14,837
Nitto Denko Corp.	1,932	150,620
NOK Corp.	1,092	29,644
Nomura Real Estate Office Fund, Inc.	2	14,252
Nomura Research Institute, Ltd.	311	38,123
Nomura Securities Company, Ltd.	20,407	391,244
NSK, Ltd.	5,285	36,136
NTN Corp.	4,228	33,428
NTT Data Corp.	15	74,695
NTT DoCoMo, Inc.	200	305,395
NTT Urban Development Corp.	3	19,876
Obayashi Corp.	7,638	56,307
OBIC Co., Ltd.	70	15,428
Odakyu Electric Railway Company	6,695	39,870
Oji Paper Company, Ltd.	8,809	52,086
Oki Electric Industry Company, Ltd.	5,638	20,614
Okumura Corp.	2,114	11,890
Olympus Optical Company, Ltd.	2,466	64,851
Omron Corp.	2,361	54,478
Onward Kashiyama Company, Ltd.	1,409	27,731
Oracle Corp. - Japan	352	17,498
Oriental Land Company, Ltd.	493	26,892
Orix Corp.	986	251,351
Osaka Gas Company, Ltd.	21,845	75,423
Pioneer Electronic Corp.	1,621	22,497
Promise Company, Ltd.	969	64,529
Q.P. Corp.	987	8,800
Rakuten, Inc. *	51	49,321
Resona Holdings, Inc. *	52	209,535

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Ricoh Company, Ltd.	8,399	$147,132
Rinnai Corp.	352	8,346
Rohm Company, Ltd.	1,227	133,546
Ryohin Keikaku Company, Ltd.	211	18,419
Sanden Corp.	1,057	4,905
Sanken Electric Company	1,057	17,064
SANKYO Co., Ltd.	493	28,565
Santen Pharmaceutical Co., Ltd.	900	24,890
Sanwa Shutter Corp.	1,762	10,882
Sanyo Electric Company, Ltd. *	18,151	49,273
Sapporo Holdings	2,466	13,828
SBI Holdings, Inc.	60	40,618
Secom Company, Ltd.	2,290	119,862
Sega Sammy Holdings, Inc.	1,492	49,995
Seiko Epson Corp.	1,422	35,767
Seino Transportation Co., Ltd.	1,409	15,359
Sekisui Chemical Company, Ltd.	6,228	42,161
Sekisui House, Ltd.	5,638	70,977
Seven & I Holdings Co., Ltd. *	9,277	397,428
SFCG Company, Ltd.	70	16,924
Sharp Corp.	11,218	170,725
Shimachu Company, Ltd.	423	12,846
Shimamura Company, Ltd.	276	38,211
Shimano, Inc.	669	17,593
Shimizu Corp.	6,695	49,241
Shin-Etsu Chemical Company, Ltd.	4,511	239,939
Shinko Securities Company, Ltd. *	6,000	30,234
Shinsei Bank, Ltd.	11,094	64,185
Shionogi & Co., Ltd.	3,523	49,641
Shiseido Company, Ltd.	4,523	84,413
Shizuoka Bank, Ltd.	6,342	63,592
Showa Denko K.K.	13,161	51,358
Showa Shell Sekiyu K.K.	2,255	26,935
Skylark Company, Ltd.	705	11,244
SMC Corp.	664	94,913
SOFTBANK Corp.	8,688	367,036
Sojitz Holdings Corp. *	4,291	25,481
Sompo Japan Insurance, Inc.	10,104	136,714
Sony Corp.	11,542	471,941
Stanley Electric Corp.	1,508	24,524
Sumitomo Bakelite Company, Ltd.	1,762	14,559
Sumitomo Chemical Company, Ltd.	17,446	119,878
Sumitomo Corp.	12,866	166,446
Sumitomo Electric Industries, Ltd.	8,199	124,571
Sumitomo Heavy Industries, Ltd.	5,990	50,306
Sumitomo Light Metal Industries, Ltd.	47,577	183,237
Sumitomo Metal Mining Co., Ltd.	6,285	77,789
Sumitomo Mitsui Financial Group, Inc.	55	583,220
Sumitomo Osaka Cement Company, Ltd.	3,523	10,281
Sumitomo Realty & Development Company,
Ltd.	4,876	106,099
Sumitomo Rubber Industries, Inc.	2,000	28,504

The accompanying notes are an integral part of the financial statements. 58

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Sumitomo Trust & Banking Company, Ltd.	14,446	$147,671
Suruga Bank, Ltd.	2,114	26,667
Suzuken Company, Ltd.	723	23,123
T&D Holdings, Inc.	2,691	178,517
TAIHEIYO CEMENT Corp.	8,809	35,795
Taisei Corp.	9,866	44,777
Taisho Pharmaceuticals Company, Ltd.	1,762	33,034
Taiyo Nippon Sanso Corp.	2,819	18,844
Taiyo Yuden Company, Ltd.	1,057	14,571
Takara Holdings	1,409	8,367
Takashimaya Company, Ltd.	2,819	45,054
Takeda Pharmaceutical Company, Ltd.	10,249	554,705
Takefuji Corp.	1,226	83,307
Takuma Company, Ltd.	705	4,713
Tanabe Seiyaku Co., Ltd.	3,000	29,165
TDK Corp.	1,368	94,349
Teijin, Ltd.	10,104	64,200
Teikoku Oil Company, Ltd.	2,762	36,177
Terumo Corp.	1,903	56,341
The 77th Bank, Ltd.	3,523	26,778
THK Company, Ltd.	1,281	33,470
TIS, Inc.	317	9,789
Tobu Railway Company, Ltd.	9,752	51,126
Toda Corp.	1,762	9,686
Toho Company, Ltd.	1,633	36,572
Tohoku Electric Power Company, Ltd.	5,080	103,427
Tokuyama Corp.	3,000	38,556
Tokyo Broadcasting Company, Ltd.	352	9,555
Tokyo Electric Power Company, Ltd.	13,467	327,307
Tokyo Electron, Ltd.	1,832	115,161
Tokyo Gas Company, Ltd.	26,835	119,287
Tokyo Steel Manufacturing Co., Ltd.	1,300	18,858
Tokyo Style Company, Ltd.	705	8,642
Tokyo Tatemono Company, Ltd.	3,000	29,903
Tokyu Corp.	9,866	69,802
Tokyu Land Corp.	4,171	41,717
TonenGeneral Sekiyu K.K.	3,171	34,109
Toppan Printing Company, Ltd.	6,990	81,712
Toray Industries, Inc.	15,389	125,587
Toshiba Corp.	33,711	201,328
Tosoh Corp.	6,228	27,368
Toto, Ltd.	3,171	26,820
Toyo Seikan Kaisha, Ltd.	1,909	31,110
Toyo Suisan Kaisha, Ltd. *	705	11,387
Toyobo Company, Ltd.	8,933	29,933
Toyoda Gosei Co., Ltd.	634	12,370
Toyota Industries Corp.	2,290	82,369
Toyota Motor Corp.	33,647	1,746,858
Toyota Tsusho Corp.	2,000	45,470
Trend Micro, Inc. *	1,233	46,651
Ube Industries, Ltd.	8,037	21,817
UNI Charm Corp.	458	20,592

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Uniden Corp.	705	$13,726
UNY Company, Ltd.	1,762	27,817
Ushio, Inc.	1,457	34,052
USS Company., Ltd.	243	15,502
Wacoal Corp.	1,057	14,329
West Japan Railway Company, Ltd.	19	79,301
Yahoo Japan Corp.	84	127,553
Yakult Honsha Company, Ltd.	1,057	21,969
Yamada Denki Company, Ltd.	916	114,694
Yamaha Corp.	1,726	28,713
Yamaha Motor Company, Ltd.	2,391	62,473
Yamato Transport Company, Ltd.	4,580	75,997
Yamazaki Baking Company, Ltd.	1,409	11,475
Yaskawa Electric Corp. *	2,000	20,190
Yokogawa Electric Corp.	2,114	36,046

		30,542,904
Luxembourg - 0.15%
Arcelor SA	5,813	144,215
Tenaris SA, ADR	816	93,432

		237,647
Malaysia - 0.00%
KrisAssets Holdings Berhad *	441	321
Mexico - 0.83%
Alfa SA de CV	3,802	21,105
America Movil SA de CV	223,619	326,737
Cemex SA de CV	39,368	233,606
Coca-Cola Femsa SA de CV	3,453	9,655
Consorcio ARA SA de CV	2,115	9,253
Controladora Comercial Mexicana SA de CV	3,629	5,558
Corp GEO SA de CV *	4,852	17,119
Fomento Economico Mexicano SA de CV	8,685	62,918
Grupo Aeroportuario del Sureste SA de CV	2,992	9,636
Grupo Bimbo SA de CV	3,258	11,341
Grupo Carso SA de CV	8,926	21,742
Grupo Financiero Banorte SA de CV	16,180	33,521
Grupo Mexico SA	12,853	29,990
Grupo Modelo SA	6,417	23,244
Grupo Televisa SA	25,883	103,495
Industrias Penoles SA de CV	898	4,984
Kimberly-Clark de Mexico SA de CV	6,000	21,451
Telefonos de Mexico SA de CV	156,366	193,458
TV Azteca SA de CV *	13,247	8,662
Urbi Desarrollos Urbanos SA de CV *	1,700	11,756
Vitro SA de CV	1,586	1,955
Wal-Mart de Mexico SA	21,621	120,018

		1,281,204
Netherlands - 4.22%
ABN AMRO Holdings NV	20,620	539,398
Aegon NV	16,258	264,725
Akzo Nobel NV	3,150	146,039
ASML Holding NV *	5,617	112,413

The accompanying notes are an integral part of the financial statements. 59

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Buhrmann NV	1,337	$19,680
Corio NV	484	26,308
DSM NV	1,765	72,109
Euronext NV	996	51,896
Getronics NV	1,359	18,282
Hagemeyer NV *	5,649	18,329
Heineken NV	2,849	90,350
IHC Caland NV	389	31,440
ING Groep NV	21,620	750,150
Koninklijke (Royal) KPN NV	24,271	243,442
Koninklijke (Royal) Philips Electronics NV	15,194	472,309
Koninklijke Ahold NV *	18,023	135,100
Oce-Van Der Grinten NV	883	12,746
Randstad Holdings NV	513	22,289
Reed Elsevier NV	8,077	112,864
Rodamco Europe NV	482	40,126
Royal Dutch Shell PLC, A Shares	47,354	1,441,328
Royal Dutch Shell PLC, B Shares	32,050	1,023,437
Royal Numico NV *	1,988	82,350
TNT Post Group NV	4,795	149,906
Unilever NV	6,599	452,071
Vedior NV	1,821	26,999
VNU NV	2,837	94,102
Wereldhave NV	225	21,222
Wolters Kluwer NV	3,371	68,182

		6,539,592
New Zealand - 0.18%
Auckland International Airport, Ltd.	13,983	18,950
Contact Energy, Ltd.	4,121	18,701
Fisher & Paykel Appliances Holdings, Ltd.	3,187	7,569
Fisher & Paykel Healthcare Corp.	6,893	17,928
Fletcher Building, Ltd.	6,649	34,360
Kiwi Income Property Trust	9,262	8,051
Sky City Entertainment Group, Ltd.	6,088	19,543
Sky Network Television, Ltd. *	2,789	12,026
Telecom Corp. of New Zealand, Ltd.	28,368	116,693
Tower, Ltd. *	3,657	5,206
Vector, Ltd. *	3,181	5,704
Warehouse Group, Ltd.	1,987	4,828
Waste Management Corp.	1,447	6,071

		275,630
Norway - 0.57%
Den Norske Bank ASA	8,199	87,512
Norsk Hydro ASA	1,754	180,192
Norske Skogindustrier ASA	1,971	31,337
Orkla ASA	2,382	98,695
Petroleum Geo-Services ASA *	687	21,183
Prosafe ASA	400	16,989
Schibsted ASA	629	18,742
Smedvig ASA, A shares	370	10,805
Statoil ASA	8,129	186,785

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Norway (continued)
Stolt Offshore SA *	2,389	$27,801
Stolt-Nielsen SA	400	13,253
Storebrand ASA	2,878	24,852
Tandberg ASA	1,636	10,016
Tandberg Television ASA *	1,000	13,231
Telenor ASA	9,809	96,335
Tomra Systems ASA	2,267	16,232
Yara International ASA	2,491	36,281

		890,241
Peru - 0.07%
Cia de Minas Buenaventura SA	1,306	37,309
Credicorp SA	704	16,438
Edegel SA	10,860	4,274
Luz Del Sur SA	1,322	1,387
Minsur SA	3,999	5,479
Southern Peru Copper Corp.	600	40,020
Union de Cervecerias Peruanas Backus &
Johnston SA	7,433	4,203
Volcan Compania Minera SA, CMN Series B *	4,556	1,501

		110,611
Philippines - 0.07%
Ayala Corp.	1,410	8,368
Ayala Land, Inc.	59,000	11,005
Banco De Oro	3,700	2,370
Bank of the Philippine Islands	12,300	12,630
Equitable PCI Bank Corp.	3,900	4,335
First Philippine Holdings Corp.	3,000	2,770
Globe Telecommunications, Inc.	360	4,985
Jollibee Foods Corp.	4,700	3,586
Manila Electric Company *	4,400	1,803
Metropolitan Bank & Trust Company	6,700	4,040
Petron Corp.	25,000	2,120
Philippine Long Distance Telephone Company	590	20,399
San Miguel Corp.	5,600	9,338
SM Investments Corp.	1,820	8,230
SM Prime Holdings, Ltd.	48,000	7,145

		103,124
Poland - 0.22%
Agora SA	389	8,255
Bank BPH SA	106	24,467
Bank Pekao SA	1,019	54,689
Bank Zachodni WBK SA *	272	11,837
Boryszew SA	284	2,044
BRE Bank SA *	89	4,626
Budimex SA *	119	1,409
Computerland SA *	64	1,831
Debica SA	65	1,300
Globe Trade Centre SA *	62	3,299
Grupa Kety SA	87	3,358
JELFA SA	53	1,229
KGHM Polska Miedz SA	1,355	26,047

The accompanying notes are an integral part of the financial statements. 60

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Poland (continued)
Mondi Packaging Paper Swiecie SA	130	$2,039
Orbis SA	263	2,669
Polska Grupa Farmaceutyczna SA	103	1,923
Polski Koncern Naftowy Orlen SA	3,663	70,637
Powszechna Kasa Oszczednosci Bank
Polski SA	4,900	43,704
Prokom Software SA	132	5,603
Softbank SA *	143	1,715
Telekomunikacja Polska SA	8,567	61,656
TVN SA *	170	4,078

		338,415
Portugal - 0.24%
Banco BPI, SA	4,024	18,394
Banco Comercial dos Acores, SA	25,870	71,380
Banco Espirito Santo, SA	1,390	22,386
Brisa Auto Estrada, SA	4,368	37,036
Cimpor-Cimentos De Portugal, SA	2,669	14,697
Electricidade De Portugal, SA	24,200	74,510
Jeronimo Martins, SGPS, SA	500	7,519
Portugal Telecom, SGPS, SA	10,036	101,613
PT Multimedia.com, SGPS, SA	1,010	11,542
Sonae, SGPS, SA	11,913	16,647

		375,724
Russia - 0.79%
AFK Sistema, Reg. S, Spons. GDR	1,455	34,193
Gazprom, ADR	1,061	76,074
JSC MMC Norilsk Nickel, ADR	1,123	106,685
Lukoil Oil Company, ADR	7,687	453,533
Mechel Steel Group, ADR	419	10,127
Mobile Telesystems, ADR	1,503	52,605
RAO Unified Energy System, ADR	1,238	52,491
Rostelecom, ADR	937	12,790
Sberbank of Russian Federation, ADR	572	74,932
Sibirtelecom, ADR	74	4,381
Surgutneftegaz, ADR for PFD Shares	1,046	92,989
Surgutneftegaz, ADR	2,152	117,714
Tatneft, ADR	978	64,548
UralsvyAzinform, ADR	696	5,053
VolgaTelecom, ADR	636	4,974
Vympel Communicatii, ADR *	1,392	61,568
Wimm-Bill-Dann Foods OJSC, ADR *	219	5,263

		1,229,920
Singapore - 0.68%
Allgreen Properties, Ltd.	4,580	3,580
Ascendas Real Estate	11,469	13,447
CapitaLand, Ltd.	13,275	27,458
CapitaMall Trust	8,658	11,661
Chartered Semiconductor Manufacturing, Ltd. *	12,570	9,826
City Developments, Ltd.	6,285	32,878
ComfortDelGro Corp., Ltd.	22,731	21,869
Cosco Corp. Singapore, Ltd.	5,000	6,494

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
Creative Technology, Ltd.	546	$4,465
Datacraft Asia, Ltd. *	2,114	2,135
DBS Group Holdings, Ltd.	13,684	135,762
Fraser & Neave, Ltd.	1,980	22,025
Haw Par Corp., Ltd.	1,877	5,812
Jardine Cycle and Carriage, Ltd.	1,439	9,604
Keppel Corp., Ltd.	6,990	46,233
Keppel Land, Ltd.	4,876	10,731
Neptune Orient Lines, Ltd.	6,638	13,411
Olam International, Ltd.	8,000	7,264
Oversea-Chinese Banking Corp., Ltd.	31,752	127,917
OverSeas Union Enterprises, Ltd.	705	4,621
Parkway Holdings, Ltd.	6,695	8,494
SembCorp Industries, Ltd. *	10,604	17,470
SembCorp Logistics, Ltd.	3,361	3,436
SembCorp Marine, Ltd.	6,638	11,016
Singapore Airlines, Ltd.	6,990	52,117
Singapore Exchange, Ltd.	9,399	16,389
Singapore Land, Ltd.	1,409	4,533
Singapore Petroleum Co., Ltd.	2,000	5,724
Singapore Post, Ltd.	17,151	11,860
Singapore Press Holdings, Ltd.	19,441	50,265
Singapore Technologies Engineering, Ltd.	16,798	28,887
Singapore Telecommunications, Ltd.	83,373	130,842
SMRT Corporation, Ltd.	5,990	3,890
ST Assembly Test Services, Ltd. *	14,866	9,922
Suntec Real Estate Investment Trust *	8,809	5,720
United Overseas Bank, Ltd.	14,037	123,228
United Overseas Land, Ltd.	6,531	9,857
Venture Corp., Ltd.	3,466	28,760
Want Want Holdings ADR	5,000	4,975
Wing Tai Holdings, Ltd.	4,228	3,737

		1,048,315
South Africa - 1.37%
African Bank Investments, Ltd. *	5,172	20,034
Alexander Forbes, Ltd. *	3,205	7,347
Allan Gray Property Trust	11,569	10,005
Anglo Platinum, Ltd.	797	57,586
AngloGold Ashanti, Ltd.	1,606	79,729
Aspen Pharmacare Holdings, Ltd.	2,235	11,802
Aveng, Ltd.	4,988	14,187
AVI, Ltd.	3,972	9,608
Barloworld, Ltd.	2,561	44,754
Bidvest Group, Ltd. *	3,035	44,385
Consol, Ltd.	3,073	5,806
Edgars Consolidated Stores, Ltd.	5,960	33,131
Ellerine Holdings, Ltd.	1,259	12,343
FirstRand, Ltd.	33,764	98,489
Foschini, Ltd.	2,483	20,453
Gold Fields, Ltd.	4,486	79,294
Grindrod, Ltd.	3,800	7,660

The accompanying notes are an integral part of the financial statements. 61

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Harmony Gold Mining Company, Ltd. *	4,075	$54,698
Impala Platinum Holdings, Ltd.	769	113,314
Imperial Holdings, Ltd. *	2,188	48,638
Investec, Ltd.	405	17,673
JD Group, Ltd.	2,058	24,940
Kumba Resources, Ltd.	707	11,401
Liberty Group, Ltd.	1,406	16,783
Massmart Holdings, Ltd.	2,160	17,639
Metropolitan Holdings, Ltd.	6,911	12,948
Mittal Steel South Africa, Ltd.	2,484	24,055
MTN Group, Ltd.	16,098	158,180
Murray & Roberts Holdings, Ltd.	3,771	11,686
Nampak Ltd *	5,860	15,602
Naspers, Ltd.	3,525	62,425
Nedbank Group, Ltd.	2,401	37,961
Network Healthcare Holdings, Ltd. *	13,532	16,089
Old Mutual PLC	46,988	133,349
Pick'n Pay Stores, Ltd.	2,765	12,546
Pretoria Portland Cement Co., Ltd.	159	7,711
Reunert, Ltd.	2,132	17,730
Sanlam, Ltd.	28,773	69,101
Sappi, Ltd.	2,510	28,775
Sasol, Ltd.	6,945	248,702
Shoprite Holdings, Ltd.	4,695	13,680
Spar Group, Ltd.	2,130	10,440
Standard Bank Group, Ltd.	14,772	177,054
Steinhoff International Holdings, Ltd. *	10,447	30,969
Super Group, Ltd.	3,344	5,657
Telkom SA, Ltd.	3,049	64,957
Tiger Brands, Ltd. *	1,927	44,329
Tongaat-Hulett Group, Ltd.	529	6,816
Truworths International, Ltd.	5,185	19,674
Woolworths Holdings, Ltd.	9,806	22,015

		2,114,150
Spain - 2.81%
Abertis Infrastructuras SA	2,637	66,389
Acciona SA	329	36,798
Acerinox SA	2,144	31,203
ACS Actividades SA	2,861	92,187
Aguas De Barcelona SA-Class A	676	14,409
Aguas De Barcelona *	6	128
Altadis SA, Series A	3,268	148,297
Antena 3 de Television SA	930	22,180
Banco Bilbao Vizcaya Argentaria SA	38,948	695,523
Banco Popular Espanol SA	9,635	117,521
Banco Santander Central Hispano SA	68,226	900,844
Cintra Concesiones de Infraestructuras de
Transporte SA	2,106	24,366
Corporacion Mapfre SA	1,258	20,782
Ebro Puleva SA	917	15,235
Endesa SA	10,964	288,495
Fomento de Construcciones SA	489	27,738

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Spain (continued)
Gamesa Corporation Tecno SA	1,973	$28,878
Gas Natural SDG SA	2,044	57,269
Grupo Ferrovial SA	705	48,839
Iberdrola SA	9,340	255,385
Iberia Lineas Aereas de Espana SA	4,620	12,529
Indra Sistemas SA	1,544	30,187
Industria de Diseno Textil SA	2,530	82,541
Inmobiliaria Colonial SA	333	18,881
Metrovacesa SA	632	38,394
NH Hoteles SA	742	11,643
Promotora de Informaciones SA	809	13,796
Repsol SA	10,533	307,713
Sacyr Vallehermoso SA	1,237	30,176
Sogecable SA *	437	17,522
Telefonica Publicidad e Informacion SA	1,812	15,385
Telefonica SA	51,225	770,997
Union Fenosa SA	2,470	91,932
Zeltia SA *	1,631	11,357

		4,345,519
Sweden - 1.78%
Alfa Laval AB	1,117	24,193
Assa Abloy AB, Series B	3,301	51,959
Atlas Copco AB, Series A *	3,789	84,450
Atlas Copco AB, Series B *	2,220	44,308
Axfood AB	312	8,722
Billerud Aktibolag AB	493	6,456
Capio AB *	833	14,842
Castellum AB	438	15,774
D. Carnegie & Company AB	527	7,764
Electrolux AB, Series B	3,124	81,233
Elekta AB, Series B	843	12,526
Eniro AB	1,966	24,756
Ericsson LM, Series B	168,750	580,109
Fabege AB	852	16,254
Gambro AB- A shares *	1,832	20,012
Gambro AB- B shares *	987	10,751
Getinge AB, Series B	2,131	29,383
Hennes & Mauritz AB, Series B	5,368	182,507
Hoganas AG, B Shares	247	5,350
Holmen AB, Series B	529	17,486
Kungsleden AB	536	15,524
Lundin Petroleum AB, Series A *	1,781	18,839
Modern Time Group AB, Series B *	546	22,792
Nobel Biocare AG *	53	2,983
Nordea Bank AB	24,698	256,578
OMX AB *	775	10,784
Oriflame Cosmetics AB	264	7,613
Sandvik AB	2,320	108,092
SAS AB *	846	11,132
Scania AB, Series B	1,087	39,352
Securitas AB, B Shares	3,301	54,868

The accompanying notes are an integral part of the financial statements. 62

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
Skandia Forsakrings AB	11,070	$66,353
Skandinaviska Enskilda Banken AB, Series A	5,333	109,797
Skanska AB, Series B	4,341	66,142
SKF AB, Series B *	4,448	62,452
SSAB Svenskt Stal AB, Series A	634	23,072
SSAB Svenskt Stal AB, Series B	282	9,552
Svenska Cellulosa AB, Series B	2,208	82,577
Svenska Handelsbanken AB, Series A	5,861	145,392
Swedish Match AB	3,847	45,294
Tele2 AB, Series B *	3,500	37,572
Telelogic AB *	3,000	7,706
Teliasonera AB	22,057	118,598
Trelleborg AB, Series B	846	16,885
Volvo AB, Series A	1,022	46,909
Volvo AB, Series B	2,496	117,706
Wihlborgs Fastigheter AB *	369	8,921
WM Data AB, Series B	3,523	11,268

		2,763,588
Switzerland - 5.61%
ABB, Ltd. *	24,417	236,752
Adecco SA	1,610	74,197
Ciba Specialty Chemicals Holding AG	836	54,040
Clariant AG *	2,679	39,422
Compagnie Financiere
Richemont AG, Series A	6,146	267,349
Credit Suisse Group AG	14,945	761,485
Geberit AG	48	37,963
Givaudan AG	78	52,823
Holcim, Ltd.	2,225	151,441
Kudelski SA	377	11,196
Kuehne & Nagel International AG	137	38,601
Kuoni Reisen Holding AG, Series B *	33	13,652
Logitech International SA, REG *	966	45,363
Lonza Group AG	433	26,475
Micronas Semiconductor Holding AG *	365	12,075
Nestle SA	4,960	1,482,399
Nobel Biocare Holding AG, Series BR	283	62,198
Novartis AG	28,617	1,502,722
Phonak Holding AG	483	20,790
PSP Swiss Property AG *	449	19,463
Rieter Holdings AG	51	15,126
Roche Holdings AG	8,637	1,295,928
Schindler Holding AG	58	22,980
Serono AG, Series B	64	50,959
SIG Holding AG, REG	75	16,369
Societe Generale de Surveillance Holdings AG	53	44,659
Straumann Holding AG	82	18,989
Sulzer AG	45	23,818
Swatch Group AG, BR shares	411	60,949
Swatch Group AG	638	19,286
Swiss Reinsurance Company AG	3,987	291,684
Swisscom AG	257	81,061

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Syngenta AG *	1,334	$165,869
Synthes AG	565	63,420
UBS AG	12,709	1,209,092
Unaxis Holding AG *	58	8,729
Valora Holding AG *	37	7,168
Zurich Financial Services AG *	1,779	378,813

		8,685,305
Thailand - 0.24%
Advanced Info Service Company, Ltd.	11,300	29,211
Airports of Thailand, Public Co., Ltd.	4,900	6,274
Aromatics Thailand PCL	3,100	2,230
Bangkok Bank Public Co., Ltd.	4,400	11,267
Bangkok Bank Public Co., Ltd.	11,900	33,374
Bangkok Expressway, Public Co., Ltd.	4,000	2,078
Banpu, Public Co., Ltd., Reg. *	1,900	5,931
BEC World, Public Co., Ltd.	10,400	3,424
C.P. Seven Eleven, Public Co., Ltd.	20,905	3,008
Charoen Pokphand Foods, Public Co., Ltd.	26,500	3,360
Delta Electronics Thailand, Public Co., Ltd.	4,200	1,823
Electricity Generating, Public Co., Ltd.	1,500	2,963
GMM Grammy, Public Co., Ltd.	2,900	941
Hana Microelectronics, Public Co., Ltd.	6,400	4,136
Italian-Thai Development, Public Co., Ltd.	15,200	3,058
Kasikornbank, Public Co., Ltd.	4,600	7,853
Kasikornbank, Public Co., Ltd.	14,900	27,253
Kiatnakin Finance, Public Co., Ltd.	2,400	1,697
Krung Thai Bank, Public Co., Ltd.	36,200	9,623
Land & Houses, Public Co.,
Ltd., Alien MKT REG	27,800	6,034
Land & Houses, Public Co., Ltd.	19,700	4,011
National Finance, Public Co., Ltd.	7,600	2,428
Precious Shipping PCL	2,800	2,168
PTT Chemical PCL *	3,218	6,357
PTT Exploration & Production, Public Co., Ltd.	3,300	37,986
PTT Public Co., Ltd.	10,700	58,451
Ratchaburi Electricity Generating Holding,
Public Co., Ltd.	3,300	3,300
Sahaviriya Steel Industries, Public Co., Ltd.	60,400	1,635
Shin Corp., Public Co., Ltd.	18,100	16,442
Siam Cement, Public Co., Ltd.	1,700	10,116
Siam Cement, Public Co., Ltd.	3,800	24,465
Siam City Cement, Public Co., Ltd.	700	5,736
Siam Commercial Bank PLC	10,100	12,808
Siam Makro, Public Co., Ltd.	1,000	1,695
Sino Thai Engineering & Construction, Public
Co., Ltd.	5,900	1,770
Thai Airways International, Public Co., Ltd. *	5,800	6,224
Thailand Union Frozen Products, Public Co.,
Ltd.	3,500	2,603
Tisco Finance, Public Co., Ltd.	3,100	2,098
True Corp., Public Co., Ltd. *	19,100	4,658

The accompanying notes are an integral part of the financial statements. 63

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Thailand (continued)
United Broadcasting Corp., Public Co., Ltd. *	1,800	$1,152

		371,641
Turkey - 0.23%
Akbank AS	7,210	58,731
Akcansa Cimento AS	393	2,386
Aksa Akrilik Kimya Sanayii AS	109	1,025
Aksigorta AS	536	4,088
Alarko Holding AS *	48	2,026
Anadolu Efes Biracilik Ve Malt Sanayii AS	647	18,087
Arcelik AS	800	5,569
Aygaz AS	651	2,917
Cimsa Cimento Sanayi VE Tica AS	485	3,430
Dogan Sirketler Grubu Holdings AS *	2,959	9,641
Dogan Yayin Holding AS *	2,321	9,195
Eregli Demir ve Celik Fabrikalari TAS	3,946	26,153
Ford Otomotiv Sanayi AS	702	6,134
HACI Omer Sabanci Holdings, AS	3,441	19,493
Hurriyet Gazetecilik AS	1,458	5,722
Is Gayrimenkul Yatirim Ortakligi AS	1,351	2,961
KOC Holdings AS	2,640	12,414
Migros Turk TAS	793	7,693
Tofas Turk Otomobil Fabrik AS	1,250	2,629
Trakya Cam Sanayi AS	797	3,099
Tupras Turkiye Petrol Rafine AS	1,005	18,457
Turk Hava Yollari AS *	509	3,185
Turk Sise ve Cam Fabrikalari AS	1,482	5,158
Turkcell Iletisim Hizmet AS	2,977	18,077
Turkiye Garanti Bankasi AS *	8,421	30,556
Turkiye Is Bankasi AS	6,759	58,561
Vestel Elektronik Sanayi AS *	796	2,959
Yapi ve Kredi Bankasi AS *	3,881	18,106

		358,452
United Kingdom - 16.87%
3I Group PLC	7,059	102,818
Aegis Group PLC	12,942	27,136
Aggreko PLC	2,348	10,946
Alliance Unichem PLC	3,128	43,034
AMEC PLC	3,588	21,182
Amvescap PLC	8,049	61,144
Anglo American PLC	16,620	565,281
ARM Holdings PLC	14,046	29,210
Arriva PLC	2,070	20,723
Associated British Ports Holdings PLC	3,625	36,571
AstraZeneca Group PLC	18,771	912,657
Aviva PLC	27,514	333,373
BAA PLC	12,230	131,790
BAE Systems PLC	37,041	243,024
Barclays PLC	75,551	793,357
Barratt Developments PLC	2,687	45,534
BBA Group PLC	5,122	28,918
Bellway PLC	1,200	23,284

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Berkeley Group Holdings PLC *	1,418	$27,076
BG Group PLC	41,309	407,870
BHP Billiton PLC	28,615	466,956
BICC PLC	4,801	29,374
BOC Group PLC	5,964	122,795
Boots Group PLC	8,688	90,336
Bovis Homes Group PLC	1,490	20,409
BP PLC	244,163	2,597,514
Brambles Industries, Ltd.	7,764	55,643
Britannic Group PLC	2,430	27,063
British Airways PLC *	6,097	34,999
British American Tobacco Australasia, Ltd.	18,350	409,984
British Land Company PLC	6,218	113,919
British Sky Broadcasting Group PLC	14,051	119,899
Brixton PLC	3,171	23,571
BT Group PLC	99,434	380,662
Bunzl PLC	3,741	41,020
Burberry Group PLC *	5,952	43,961
Cable & Wireless PLC	25,815	52,908
Cadbury Schweppes PLC	23,959	226,268
Capita Group PLC	7,438	53,274
Carnival PLC	2,041	115,756
Cattles PLC	3,867	21,882
Centrica PLC	42,618	186,593
Close Brothers Group PLC	1,267	19,761
Cobham PLC	12,580	36,647
Compass Group PLC	25,352	96,075
Cookson Group PLC *	2,325	16,982
Corus Group PLC	53,807	54,560
Daily Mail and General Trust PLC	3,233	43,784
Davis Service Group PLC	1,540	12,823
De La Rue PLC	1,501	12,060
Diageo PLC	34,515	499,764
Dixons Group PLC	21,370	60,141
E D & F Manitoba Treasury Management PLC	3,405	111,773
Electrocomponents PLC	4,973	24,017
EMAP PLC	3,164	46,928
EMI Group PLC	8,233	34,313
Enterprise Inns PLC	3,898	62,839
Filtrona PLC *	2,405	11,780
First Choice Holidays PLC	5,672	24,370
FirstGroup PLC	4,549	31,409
FKI PLC	5,270	10,506
Friends Provident Ethical Investment Trust PLC	22,491	73,250
Gallaher Group PLC	7,662	115,552
George Wimpey PLC	4,230	34,895
GKN PLC	8,009	39,642
GlaxoSmithKline PLC	68,094	1,719,167
Great Portland Estates PLC	2,278	16,815
Group 4 Securicor PLC	12,779	35,360
GUS PLC *	10,365	183,838
Hammerson PLC	3,494	61,371

The accompanying notes are an integral part of the financial statements. 64

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Hanson PLC	8,664	$95,150
Hays PLC	19,272	41,568
HBOS PLC	45,279	772,740
Hilton Group PLC	19,347	120,866
HMV Group PLC	4,092	12,712
HSBC Holdings PLC	131,825	2,113,815
ICAP PLC	6,032	41,986
IMI PLC	3,995	34,536
Imperial Chemical Industries PLC	14,293	81,555
Imperial Tobacco Group PLC	8,337	248,884
Inchcape PLC	778	30,499
InterContinental Hotels Group PLC	5,300	76,469
International Power PLC	17,907	73,708
Intertek Group PLC	1,614	19,334
Invensys PLC *	51,595	16,405
iSOFT Group PLC	2,725	18,242
ITV PLC	50,000	96,674
J Sainsbury PLC	16,237	87,973
Johnson Matthey PLC	2,511	60,935
Kesa Electricals PLC	5,902	26,373
Kingfisher PLC	28,318	115,467
Land Securities Group PLC	5,346	152,795
Legal & General Group PLC	76,057	159,473
Liberty International PLC	2,579	43,460
Lloyds TSB Group PLC	65,591	550,676
Logicacmg PLC	18,518	56,412
London Stock Exchange PLC	2,643	28,163
Marconi Corp. *	2,093	13,912
Marks & Spencer Group, PLC	19,099	165,764
Meggitt PLC	4,468	27,798
MFI Furniture Group PLC	5,561	7,646
Misys PLC	5,080	20,845
Mitchells & Butler PLC	5,679	40,798
National Express Group PLC	1,445	21,370
National Grid PLC ADR	31,583	308,583
Next Group PLC	2,871	75,741
Pearson PLC	9,665	114,199
Persimmon PLC	3,333	72,062
Pilkington PLC	12,571	32,192
Premier Farnell PLC	4,708	13,978
Provident Financial PLC	2,837	26,695
Prudential Corp. PLC	27,559	260,504
Punch Taverns PLC	3,217	46,940
Rank Group PLC	6,556	34,450
Reckitt Benckiser PLC	7,168	236,530
Reed Elsevier PLC	14,576	136,779
Rentokil Initial PLC	20,156	56,638
Reuters Group PLC	16,697	123,538
Rexam PLC	6,093	53,196
Rio Tinto PLC	12,521	571,335
Rolls-Royce Group PLC, B Shares	601,133	1,033
Rolls-Royce Group PLC *	17,998	132,235

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Royal & Sun Alliance PLC	33,382	$72,145
Royal Bank of Scotland Group PLC	37,176	1,121,314
SAB Miller PLC	10,619	193,636
Schroders PLC	1,520	24,817
Scottish & Newcastle PLC	9,235	77,216
Scottish & Southern Energy PLC	9,927	172,999
Scottish Power PLC	21,525	201,062
Serco Group PLC	5,406	29,197
Severn Trent PLC	4,184	77,949
Signet Group PLC	17,851	32,981
Slough Estates PLC	5,150	52,974
Smith & Nephew PLC	11,320	104,182
Smiths Group PLC	6,692	120,303
SSL International PLC	1,722	9,041
Stagecoach Group PLC	11,493	22,814
Tate & Lyle PLC	5,871	56,808
Taylor Woodrow PLC	6,759	44,200
Tesco PLC	91,316	520,257
The Peninsular & Oriental Steam Navigation
Co., PLC	9,251	74,090
The Sage Group PLC	14,127	62,641
Tomkins PLC	9,572	49,312
Travis Perkins PLC	1,464	35,225
Trinity Mirror PLC	3,348	32,971
Unilever PLC	31,932	316,383
United Business Media PLC	2,998	32,822
United Utilities PLC	10,341	119,254
Vodafone Group PLC	737,347	1,590,388
Whitbread PLC	2,844	46,386
William Hill PLC	4,353	40,062
Wolseley PLC	6,944	146,195
WPP Group PLC	13,532	146,285
Yell Group PLC	8,474	78,135
Yorkshire Water PLC	4,126	54,885

		26,120,696
United States - 4.26%
iShares FTSE/Xinhua China 25 Index Fund *	20,753	1,278,800
iShares MSCI Brazil Index Fund	28,595	954,215
iShares MSCI Malaysia Index Fund	83,800	571,516
iShares MSCI South Korea Index Fund	84,610	3,786,298

		6,590,829
Venezuela - 0.01%
CIA Anonima Nacional Telefonos de
Venezuela, ADR	950	13,585

TOTAL COMMON STOCKS (Cost $125,869,028)		$146,106,609

PREFERRED STOCKS - 0.19%
Brazil - 0.03%
Banco Itau Holding Financeira SA *	2,000	48,212
Germany - 0.16%
Fresenius Medical Care AG, Non-Voting	328	30,627

The accompanying notes are an integral part of the financial statements. 65

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS (continued)
Germany (continued)
Henkel KGaA-Vorzug, Non-Voting	699	$70,359
Porsche AG, Non Voting	91	65,408
RWE AG, Non Voting	487	31,396
Volkswagen AG, Non-Voting	1,233	47,454

		245,244
South Africa - 0.00%
Lereko Mobility Proprietary, Ltd.	160	997

TOTAL PREFERRED STOCKS (Cost $251,005)		$294,453

SHORT TERM INVESTMENTS - 4.26%
AIM Short-Term Investment Trust, STIC Prime
Portfolio, Institutional Class
4.23% due 01/01/2050	$450,892	$450,892
4.24% due 01/01/2050	6,155,121	6,155,121

TOTAL SHORT TERM INVESTMENTS
(Cost $6,606,013)		$6,606,013

Total Investments (International Equity Index Trust A)
(Cost $132,726,046) - 98.80%		$153,007,075
Other Assets in Excess of Liabilities - 1.20%		1,853,967

TOTAL NET ASSETS - 100.00%		$154,861,042

The portfolio had the following five top industry concentrations as of
December 31, 2005 (as a percentage of total net assets):
Banking	13.14%
Telecommunications Equipment & Services	5.14%
Insurance	4.78%
Financial Services	4.33%
Mutual Funds	4.26%

International Equity Index Trust B
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.86%
Argentina - 0.02%
Petrobras Energia Participaciones SA,
ADR, B Shares *	3,486	$43,017
Telecom Argentina SA, ADR, B Shares *	2,992	38,567

		81,584
Australia - 4.13%
Alinta, Ltd.	8,233	67,393
Alumina, Ltd.	37,051	201,831
Amcor, Ltd.	28,023	153,681
AMP, Ltd.	58,620	330,946
Ansell, Ltd.	4,963	40,262
APN News & Media, Ltd.	10,002	35,246
Aristocrat Leisure, Ltd.	10,022	90,646
Australia and New Zealand Bank Group, Ltd.	58,322	1,025,470
Australia Gas & Light Company, Ltd.	14,539	183,483

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Australian Stock Exchange, Ltd.	3,351	$79,954
Axa Asia Pacific Holdings, Ltd.	28,072	104,694
Babcock & Brown, Ltd.	4,938	62,173
BHP Billiton, Ltd.	115,492	1,928,938
Billabong International, Ltd.	4,514	48,119
Bluescope Steel, Ltd.	22,781	116,571
Boral, Ltd.	18,637	110,827
Brambles Industries, Ltd.	30,730	228,312
Caltex Australia, Ltd.	4,421	62,901
Centro Properties Group, Ltd.	26,608	123,652
Centro Retail Group	6,328	6,992
CFS Gandel Retail Trust, New Shares	1,187	1,721
CFS Gandel Retail Trust	48,768	71,606
Challenger Financial Services Group, Ltd.	13,628	40,520
Coca-Cola Amatil, Ltd.	16,822	95,218
Cochlear, Ltd.	1,827	61,337
Coles Myer, Ltd.	38,261	286,792
Commonwealth Bank of Australia, Ltd.	41,276	1,295,444
Commonwealth Property Office Fund, Ltd.	51,928	48,607
Computershare, Ltd.	12,976	64,684
CSL, Ltd.	6,023	187,926
CSR, Ltd.	30,495	77,910
DB RREEF Trust	84,135	85,857
DCA Group, Ltd.	13,643	39,864
Downer EDI, Ltd.	9,288	48,959
Foster's Group, Ltd.	63,201	258,907
Futuris Corp., Ltd.	9,843	14,019
General Property Trust	57,744	173,810
Harvey Norman Holding, Ltd.	12,500	26,796
Iluka Resources, Ltd.	7,799	44,889
ING Industrial Fund	24,933	40,819
Investa Property Group, Ltd.	48,747	71,038
James Hardie Industries, Ltd.	14,883	98,337
John Fairfax Holdings, Ltd.	29,874	87,947
Leighton Holdings, Ltd.	4,539	59,582
Lend Lease Corp.	11,504	122,293
Lion Nathan, Ltd.	10,053	56,386
Macquarie Airports, Ltd.	21,988	51,172
Macquarie Bank, Ltd.	7,469	373,692
Macquarie Communications Infrastructure
Group, Ltd.	11,252	46,921
Macquarie Goodman Group, Ltd.	38,622	135,534
Macquarie Infrastructure Group, Ltd.	74,731	195,315
Mayne Nickless, Ltd.	20,943	54,275
Mayne Pharma, Ltd. *	20,943	39,053
Mirvac Group, Ltd.	27,740	83,905
Multiplex Group, Ltd.	21,134	48,874
National Australia Bank, Ltd.	51,753	1,231,021
Newcrest Mining, Ltd.	10,552	188,246
NRMA Insurance Group, Ltd.	50,567	201,211
OneSteel, Ltd.	13,666	33,610
Orica, Ltd.	10,000	149,767

The accompanying notes are an integral part of the financial statements. 66

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Origin Energy, Ltd.	25,265	$139,298
Pacific Brands, Ltd.	12,602	24,610
PaperlinX, Ltd.	15,578	43,917
Patrick Corp., Ltd.	20,999	114,081
Perpetual Trust of Australia, Ltd.	1,303	65,049
Publishing & Broadcasting, Ltd.	4,458	53,936
Qantas Airways, Ltd., ADR	30,567	90,661
QBE Insurance Group, Ltd.	24,304	349,719
Rinker Group, Ltd.	29,645	358,016
Rio Tinto, Ltd.	9,203	466,191
Santos, Ltd.	18,792	169,003
SFE Corporation, Ltd.	4,517	45,896
Sonic Healthcare, Ltd.	8,461	91,932
Stockland Company, Ltd.	40,079	191,256
Stockland	1,025	4,914
Suncorp-Metway, Ltd.	17,253	253,959
TABCORP Holdings, Ltd.	16,612	189,887
Telstra Corp., Ltd.	66,992	193,286
Toll Holdings, Ltd.	8,058	88,145
Transurban Group, Ltd.	25,145	121,837
UNiTAB, Ltd.	4,076	40,667
Wesfarmers, Ltd.	11,860	321,899
Westfield Group, New Shares *	1,040	13,720
Westfield Group	46,776	623,625
Westpac Banking Corp., Ltd.	61,556	1,028,103
Woodside Petroleum, Ltd.	15,125	435,167
Woolworths, Ltd.	36,691	453,883

		17,268,612
Austria - 0.36%
Andritz AG	330	36,285
Bohler Uddeholm AG	368	62,274
Erste Bank AG	4,774	265,991
Flughafen Wien AG	264	18,911
Immofinanz Immobiien Anlage AG *	12,082	116,034
Mayr-Melnhof Karton AG	105	14,672
Meinl European Land, Ltd. *	3,463	61,144
Oesterreichische Elektrizitaets AG, Class A	278	99,190
OMV AG	5,931	347,663
RHI AG *	753	20,331
Telekom Austria AG	12,582	283,092
Voestalpine AG	714	71,996
Wienerberger Baustoffindustrie AG	2,272	90,939

		1,488,522
Belgium - 0.97%
Agfa Gevaert NV	3,149	57,465
Barco NV	392	29,477
Bekaert SA	472	44,128
Belgacom SA	5,455	177,968
Cofinimmo SA	195	30,874
Colruyt SA	518	71,524
Compagnie Maritime Belge SA	619	20,415

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Belgium (continued)
Cumerio	490	$8,913
Delhaize Group	2,290	149,692
DEXIA	18,299	422,125
Euronav NV	446	12,945
Fortis Group SA	39,029	1,245,579
Groupe Bruxelles Lambert SA	2,315	227,127
Interbrew	6,083	264,872
KBC Bancassurance Holding NV	6,113	569,348
Mobistar SA	924	73,311
Omega Pharma SA	683	35,596
SA D'Ieteren Trading NV	92	25,330
Solvay SA	2,124	234,169
Suez SA	3,544	110,292
UCB SA	2,838	133,355
Union Miniere SA	787	92,824

		4,037,329
Bermuda - 0.20%
Cheung Kong Infrastructure Holdings, Ltd.	13,772	42,985
Cosco Pacific, Ltd.	16,000	29,096
Esprit Holdings, Ltd.	30,015	213,299
Frontline, Ltd.	1,792	68,538
Giordano International, Ltd.	48,611	27,272
Johnson Electronic Holdings, Ltd.	45,025	42,682
Kerry Properties, Ltd.	15,002	39,761
Li & Fung, Ltd.	55,792	107,575
Noble Group, Ltd.	29,000	22,320
Orient Overseas International, Ltd.	7,562	25,650
Shangri-La Asia, Ltd.	36,296	60,622
Smartone Telecommunications Holdings, Ltd.	9,857	11,505
South China Morning Post, Ltd.	33,544	12,438
Texwinca Holdings, Ltd.	21,067	15,216
TPV Technology, Ltd. *	14,000	13,633
Weatherford International, Ltd. *	1,652	59,802
Yue Yuen Industrial Holdings, Ltd.	15,067	41,877

		834,271
Brazil - 0.55%
Aracruz Celulose SA, ADR	581	23,246
Banco Bradesco SA, ADR	5,468	159,392
Brasil Telecom Participacoes SA, ADR	626	23,381
Brasil Telecom Participacoes SA *	1,200,000	12,208
Braskem SA, ADR *	1,584	25,677
Centrais Eletricas Brasileiras SA, ADR, B
Shares	1,429	12,115
Centrais Eletricas Brasileiras SA, ADR	2,381	19,370
Centrais Eletricas Brasileiras SA *	1,000,000	16,271
CIA Brasileira De Distribuicao Grupo Pao de
Acucar, ADR	314	10,331
CIA de Bebidas das Americas, ADR, PFD
Shares	3,111	118,373
CIA de Bebidas das Americas, ADR	622	20,028
Cia de Concessoes Rodoviarias, ADR	700	22,179

The accompanying notes are an integral part of the financial statements. 67

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Brazil (continued)
Cia de Saneamento Basico do Estado de Sao
Paulo *	290,000	$19,495
CIA Energetica De Minas Gerais, ADR	1,291	47,586
Cia Siderurgica Nacional SA	800	17,230
Cia Vale do Rio Doce *	2,900	118,583
Companhia Siderurgica Nacional SA, ADR	2,041	43,677
Companhia Vale Do Rio Doce, ADR, PFD
Shares	5,736	207,930
Companhia Vale Do Rio Doce, ADR	4,069	167,399
Contax Participacoes SA, ADR *	3,563	4,287
Cyrela Brazil Realty SA	1,000	13,701
Diagnosticos da America SA *	500	9,313
EDP - Energias do Brasil SA *	1,100	12,900
Embratel Participacoes SA, ADR *	902	13,304
Empresa Brasileira de Aeronautica SA, ADR	1,026	40,117
Gerdau SA, ADR	2,712	45,236
Natura Cosmeticos SA	400	17,637
Petroleo Brasileiro SA, ADR, Petro	5,431	349,593
Petroleo Brasileiro SA, ADR *	3,909	278,594
Petroleo Brasileiro SA *	7,900	139,700
Souza Cruz SA *	1,500	18,626
Tele Centro Oeste Celular Participacoes SA,
ADR	843	9,458
Tele Norte Leste Participacoes SA, ADR	3,563	63,849
Tele Norte Leste Participacoes SA *	1,200	27,386
Telesp Celular Participacoes SA, ADR *	3,170	11,983
Unibanco - Uniao De Bancos Brasileiros SA,
GDR	1,124	71,453
Unibanco - Uniao de Bancos Brasileiros SA *	5,500	69,118
Usinas Siderurgicas de Minas Gerais SA, ADR	1,081	25,735
Votorantim Celulose e Papel SA-Sponsored
ADR	858	10,545

		2,317,006
Canada - 6.03%
Aber Diamond Corp.	1,736	63,979
Abitibi Consolidated, Inc.	9,819	39,244
Agnico-Eagle Mines, Ltd.	3,413	67,385
Agrium, Inc.	4,461	98,024
Alcan Aluminum, Ltd. USD	11,919	488,230
Algoma Steel, Inc. *	1,500	30,387
Aliant, Inc.	1,612	42,721
Angiotech Pharmaceuticals, Inc. *	3,054	40,180
ATI Technologies, Inc. *	8,322	141,323
Ballard Power Systems, Inc. *	1,295	5,465
Bank Nova Scotia Halifax	32,448	1,284,061
Bank of Montreal	16,309	909,203
Barrick Gold Corp.	16,339	454,176
BCE, Inc.	9,858	235,638
Biovail Corp. *	4,550	107,433
Bombardier, Inc. *	47,438	112,294
Brookfield Asset Management, Inc. *	7,534	378,719
Brookfield Properties Corp.	4,423	130,533

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
CAE, Inc.	8,616	$62,960
Cameco Corp.	5,633	356,498
Canadian Imperial Bank of Commerce	10,830	709,739
Canadian National Railway Company	8,999	718,870
Canadian Natural Resources, Ltd.	17,522	866,069
Canadian Pacific Railway, Ltd.	5,174	216,155
Canadian Tire Corp., Ltd.	2,554	152,327
Canfor Corp. *	3,400	39,163
Celestica, Inc. *	4,592	48,600
CGI Group, Inc. *	9,876	78,774
CI Financial Inc., ADR	5,233	112,205
Cognos, Inc. *	3,013	104,788
Cott Corp. *	1,231	18,191
Dofasco, Inc.	2,654	147,911
Domtar, Inc.	4,210	24,228
Enbridge, Inc.	10,576	329,630
EnCana Corp. - CAD	28,864	1,301,164
Fairfax Financial Holdings, Ltd.	559	80,545
Fairmont Hotels & Resorts, Inc.	2,525	106,527
Falconbridge, Ltd.	9,462	279,977
Finning International, Inc.	2,919	92,981
Four Seasons Hotels, Inc.	553	27,433
George Weston, Ltd.	1,736	128,508
Gildan Activewear, Inc. *	2,000	85,767
Glamis Gold, Ltd. *	4,396	120,537
Goldcorp, Inc. - New	10,841	240,818
Great-West Lifeco, Inc.	8,676	228,443
Hudson's Bay Company	1,166	14,821
Husky Energy, Inc.	4,126	208,786
IGM Financial, Inc.	3,896	154,109
Imperial Oil, Ltd.	3,901	386,135
Inco, Ltd.	6,156	266,631
Intrawest Corp.	1,177	33,646
Ipsco, Inc.	1,600	132,712
Ivanhoe Mines, Ltd. *	7,600	54,428
Jean Coutu Group, Inc.	4,900	58,836
Kinross Gold Corp. *	11,665	107,451
Loblaw Companies, Ltd.	3,537	171,003
Magna International, Inc.	3,543	255,253
Manulife Financial Corp.	26,162	1,531,866
MDS, Inc.	4,801	82,806
Meridian Gold, Inc. *	3,373	73,712
Methanex Corp.	4,167	78,126
MI Developments, Inc.	1,671	57,441
National Bank of Canada	5,368	277,711
Nexen, Inc.	8,382	398,414
Nortel Networks Corp. *	136,937	416,936
Nova Chemicals Corp.	2,749	91,504
Novelis, Inc.	1,808	37,821
Onex Corp.	4,032	65,428
Open Text Corp. *	842	11,879
Petro-Canada	16,592	663,851

The accompanying notes are an integral part of the financial statements. 68

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Placer Dome, Inc.	14,184 $	323,837
Potash Corp. of Saskatchewan, Inc.	3,537	282,426
Power Corporation Of Canada	10,317	280,146
Power Financial Corp.	8,022	229,800
Precision Drilling Trust, ADR	3,962	130,419
QLT, Inc. *	1,749	11,205
Quebecor World, Inc.	2,119	28,570
Research In Motion, Ltd. *	5,200	342,296
Rogers Communications, Inc.	6,421	270,949
RONA, Inc. *	3,900	71,748
Royal Bank of Canada	21,088	1,642,439
Saputo, Inc.	1,100	32,067
Shaw Communications, Inc.	6,451	139,593
Shell Canada, Ltd.	6,680	240,914
Shoppers Drug Mart Corp.	6,256	235,978
SNC-Lavalin Group, Inc.	1,671	109,351
Sun Life Financial, Inc.	18,852	755,568
Suncor Energy, Inc.	14,602	918,237
Talisman Energy, Inc.	11,742	620,359
Teck Cominco, Ltd.	6,356	338,256
Telus Corp. - Non Voting Shares	5,144	205,901
Telus Corp.	2,100	86,201
Thomson Corp.	7,398	251,644
TransAlta Corp.	6,421	139,935
Trans-Canada Corp.	15,550	488,792
TSX Group, Inc.	2,324	93,343

		25,209,083
Cayman Islands - 0.04%
ASM Pacific Technology, Ltd.	5,414	30,724
China Resources Land, Ltd.	12,000	4,991
Hutchison Telecommunications
International, Ltd. *	43,668	63,078
Kingboard Chemical Holdings, Ltd.	17,772	48,134
Solomon Systech International, Ltd.	61,838	25,522
TCL Communication Technology Holdings, Ltd. *	6,217	158

		172,607
Chile - 0.21%
Banco Santander Chile SA, ADR	3,303	147,314
CIA Cervecerias Unidas SA, ADR	560	14,123
Compania de Telecomunicaciones de Chile
SA, ADR	9,559	84,119
Distribucion y Servicio D&S SA, ADR	1,197	23,090
Embotelladora Andina SA, ADR, Series A	1,117	15,052
Embotelladora Andina SA, ADR, Series B	1,256	17,509
Empresa Nacional de Electricidad SA, ADR	7,975	244,194
Enersis SA, ADR	19,063	209,502
Sociedad Quimica y Minera de Chile SA,
ADR, B Shares	879	95,987
Vina Concha Y Toro S.A., ADR	1,105	32,443

		883,333

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China - 0.24%
Air China, Ltd. *	34,000	$10,853
Aluminum Corp. of China, Ltd.	36,000	27,394
Angang New Steel Co., Ltd. Class H	12,000	6,462
Bank of Communications Co., Ltd., H Shares *	82,000	37,280
Beijing Capital International Airport Co., Ltd.,
Class H	14,000	6,410
Beijing Datang Power Generation Company,
Ltd., Class H	20,000	14,703
Brilliance China Automotive Holdings, Ltd. *	32,000	4,746
BYD Company, Ltd., H Shares	2,500	3,853
Chaoda Modern Agriculture Holdings, Ltd.	18,000	7,487
China Construction Bank *	313,000	107,986
China Life Insurance Company, Ltd. *	95,000	83,929
China Mengniu Dairy Co., Ltd.	11,000	9,505
China Overseas Land & Investment, Ltd.	46,000	19,726
China Petroleum & Chemical Corp., Class H	238,000	117,411
China Pharmaceutical Group, Ltd. *	14,000	2,167
China Shipping Container Lines Co., Ltd.	25,000	8,625
China Shipping Development Company, Ltd.,
Class H	20,000	14,703
China Telecom Corp., Ltd.	188,000	68,498
China Travel International Investment Hong
Kong, Ltd.	32,000	7,676
COSCO Holdings *	19,500	8,614
Guangdong Investment, Ltd.	28,000	10,382
Guangshen Railway Company, Ltd., Class H	18,000	5,398
Huadian Power International Corp., Ltd.,
Class H *	18,000	4,597
Huaneng Power International, Inc., Class H	44,000	28,942
Jiangsu Expressway, Ltd.	16,000	9,028
Jiangxi Copper Co., Ltd., Class H	17,000	8,058
Lenovo Group, Ltd.	48,000	22,132
Maanshan Iron & Steel Co., Ltd., Class H	22,000	6,881
PetroChina Company, Ltd., Class H	268,000	217,758
PICC Property & Casualty Co., Ltd., Class H	30,000	8,512
Shanghai Electric Group Co., Ltd. *	40,000	13,671
Shanghai Forte Land Co.	12,000	4,101
Shenzhen Expressway Co. Ltd.	12,000	3,947
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	34,000	13,046
Sinopec Yizheng Chemical Fibre Co., Ltd.	22,000	4,767
Sinotrans, Ltd., Class H	19,000	7,719
Tsingtao Brewery Company, Ltd., Series H	6,000	6,345
Weichai Power Co., Ltd.	2,000	3,366
Yanzhou Coal Mining Company, Ltd., Class H *	29,200	18,736
Zhejiang Expressway Company, Ltd., Class H	18,000	11,143
Zijin Mining Group, Ltd.	16,839	7,384
ZTE Corp., Class H	2,000	6,719

		990,660
Colombia - 0.04%
BanColombia SA, ADR	5,599	161,419

The accompanying notes are an integral part of the financial statements. 69

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Czech Republic - 0.04%
CEZ AS	3,827	$114,921
Komercni Banka AS	280	39,234
Philip Morris CR AS	13	9,667
Unipetrol AS *	1,339	12,723
Zentiva NV	246	11,446

		187,991
Denmark - 0.64%
A P Moller- Maersk AS	39	403,670
AS Det Ostasiatiske Kompagni	614	57,899
Bang & Olufsen AS - B Series	368	37,856
Carlsberg AS, B Shares	1,048	56,233
Coloplast AS	867	53,816
Dampskibsselskabet Torm AS	500	24,209
Danisco AS	1,619	124,011
Danske Bank AS	14,102	496,991
DSV AS	737	91,025
FLS Industries AS, B Shares	883	26,073
GN Store Nord AS	7,034	92,124
H. Lundbeck AS	1,790	37,083
Kobenhavn Lufthavne AS	113	33,635
NKT Holdings AS	689	31,611
Novo Nordisk AS	7,755	436,428
Novozymes AS, B Shares	1,686	92,340
TDC AS	6,421	384,799
Topdanmark AS *	622	54,012
Vestas Wind Systems AS	5,389	88,545
William Demant Holdings AS *	718	39,723

		2,662,083
Finland - 1.18%
Amer Group Oyj	2,340	43,588
Asko Oyj	1,966	41,906
Cargotec Corp. Oyj *	1,299	45,056
Elisa Oyj, A Shares	5,353	99,206
Fortum Corp. Oyj	14,724	276,189
KCI Konecranes Oyj	491	24,200
Kesko Oyj	2,131	60,439
Kone Corp. Oyj *	2,468	97,995
Metra Oyj, B Shares	2,031	60,128
Metso Oyj	3,473	95,086
Neste Oil Oyj *	4,319	122,136
Nokia AB - Oyj	148,306	2,713,390
Nokian Renkaat Oyj	3,350	42,249
Orion Oyj, Series B	2,390	44,265
Outokumpu Oyj	3,213	47,751
Rautaruukki Oyj	2,819	68,601
Sampo Oyj, A Shares	13,360	232,884
Stora Enso Oyj, R Shares	20,253	274,372
TietoEnator Oyj	2,564	93,669
UPM-Kymmene Oyj	17,516	343,495
YIT-Yhtyma Oyj	2,000	85,570

		4,912,175

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France - 7.13%
Accor SA	6,189	$340,506
Air France KLM	4,122	88,302
Alcatel SA *	38,861	481,821
Alstom RGPT *	3,520	202,667
Atos Origin SA *	2,160	142,346
Autoroutes du Sud de la France	1,888	111,788
AXA Group	45,426	1,466,410
BNP Paribas SA	25,229	2,042,037
Bouygues SA	6,291	307,677
Business Objects SA *	2,271	91,948
Caisse Nationale du Credit Agricole	18,435	580,916
Cap Gemini SA *	4,014	161,187
Carrefour SA	18,070	846,952
Casino Guich Perrachon SA	1,238	82,465
CNP Assurances SA	1,151	90,777
Compagnie De Saint Gobain SA	9,982	593,989
Compagnie Generale des Etablissements
Michelin, Class B	4,540	255,265
Dassault Systemes SA	1,862	105,155
Essilor International SA	3,104	250,687
European Aeronautic Defence &
Space Company	7,681	290,157
France Telecom SA	53,604	1,332,400
Gecina SA	338	38,825
Groupe Danone SA	7,620	796,333
Hermes International SA	731	182,912
Imerys SA	791	57,232
Klepierre SA	772	72,496
Lafarge SA	5,652	508,675
Lagardere S.C.A.	3,801	292,574
L'Air Liquide SA	3,402	654,655
L'Oreal SA	9,251	687,976
LVMH Moet Hennessy SA	7,650	679,888
Neopost SA	1,043	104,615
PagesJaunes Groupe SA	4,102	106,818
Pernod-Ricard SA	2,210	385,758
Peugeot SA	4,978	287,084
Pinault-Printemps-Redoute SA	2,103	236,959
Publicis Groupe SA	4,403	153,293
Renault Regie Nationale SA	5,796	472,904
Safran SA	5,500	131,565
Sanofi-Aventis	33,496	2,935,281
Schneider Electric SA	7,068	630,674
SCOR	28,607	61,655
Societe BIC SA	1,072	63,790
Societe des Autoroutes du Nord et de l'Est
de la France *	483	32,717
Societe Des Autoroutes Paris-Rhin-Rhone	1,154	82,541
Societe Generale	11,257	1,385,043
Societe Television Francaise 1	3,954	109,754
Sodexho Alliance	3,096	127,587
STMicroelectronics NV	19,939	358,190

The accompanying notes are an integral part of the financial statements. 70

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Suez SA Strip VVPR *	3,544	$42
Suez SA	31,844	991,764
Technip SA	2,787	167,658
Thales SA	2,523	114,430
Thomson SA	8,327	174,537
Total SA	17,808	4,474,923
Unibail	1,448	192,735
Valeo SA	1,800	66,952
Veolia Environnement SA	11,122	503,646
Vinci SA	5,343	459,670
Vivendi Universal SA	34,066	1,067,422
Zodiac SA	1,283	82,424

		29,799,449
Germany - 5.14%
Adidas-Salomon AG	1,623	307,513
Allianz AG	11,944	1,809,594
Altana AG	2,266	123,436
BASF AG	17,070	1,308,067
Bayer AG	21,070	880,524
Beiersdorf AG	561	69,091
Celesio AG	1,242	106,867
Commerzbank AG	19,000	585,445
Continental AG	4,143	367,862
DaimlerChrysler AG	28,960	1,479,462
Depfa Bank AG	11,296	167,075
Deutsche Bank AG	15,676	1,520,352
Deutsche Boerse AG	3,187	326,681
Deutsche Lufthansa AG	7,451	110,382
Deutsche Post AG	21,822	529,236
Deutsche Telekom AG	86,687	1,445,379
Douglas Holding AG	1,161	44,683
E.ON AG	19,909	2,060,327
Epcos AG *	802	10,504
Fresenius Medical Care AG	1,137	119,833
Heidelberger Druckmaschinen AG	1,748	66,902
Hochtief AG	1,987	89,014
Hypo Real Estate Holding AG	4,159	216,605
Infineon Technologies AG *	20,559	188,194
IVG Immobilien AG	2,438	51,130
Karstadt Quelle AG	1,218	18,505
Linde AG	2,667	207,719
MAN AG	4,492	239,800
Merck & Company AG	1,565	129,636
Metro AG	4,644	224,377
MLP AG	1,350	28,009
Muenchener Rueckversicherungs-
Gesellschaft AG	5,522	747,948
Premiere AG *	2,244	39,329
ProSieben Sat.1 Media AG	1,530	29,623
Puma AG	533	155,586
Qiagen AG *	4,713	55,477
RWE AG	13,416	993,746

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
SAP AG	7,019	$1,273,051
Schering AG	5,223	350,075
Siemens AG	25,635	2,197,844
Suedzucker AG	2,257	53,000
Thyssen Krupp AG	11,448	238,869
Tui AG	7,241	148,344
Volkswagen AG	5,755	304,020
Wincor Nixdorf AG	544	57,573

		21,476,689
Greece - 0.51%
Alpha Bank SA	9,366	273,509
Athens Stock Exchange S.A. (ASE)	1,630	17,295
Bank of Piraeus SA	5,825	124,715
Coca Cola Hell Bottling	3,640	107,245
Commercial Bank of Greece SA *	2,080	70,396
Cosmote Mobile Communications SA	4,520	100,522
Duty Free Shops	450	7,940
EFG Eurobank Ergas SA	6,380	200,515
Folli-Follie SA	580	15,454
Germanos SA	1,870	31,490
Greek Organization of Football Prognostics	7,560	260,519
Hellenic Petroleum SA	3,490	49,098
Hellenic Technodomiki Tev SA	3,220	20,820
Hellenic Telecommunications Organization SA *	9,970	212,517
Hyatt Regency Hotel SA	1,400	17,706
Intracom SA	2,840	18,834
National Bank Of Greece SA	8,970	381,764
Public Power Corp.	3,550	77,604
Techniki Olympiaki SA	2,800	15,584
Titan Cement Company SA	1,960	80,076
Viohalco SA	3,620	29,150

		2,112,753
Hong Kong - 1.24%
Anhui Conch Cement Company, Ltd., Series
H *	6,000	7,390
Bank of East Asia, Ltd.	45,099	136,108
Beijing Enterprises Holdings, Ltd.	4,000	6,758
BOC Hong Kong Holdings, Ltd.	115,328	222,370
Cathay Pacific Airways, Ltd.	30,782	53,993
Cheung Kong Holdings, Ltd.	46,849	481,266
China Eastern Airlines Corp., Ltd.	26,000	4,125
China Everbright, Ltd. *	10,000	4,063
China Merchants Holdings International
Company, Ltd. *	16,021	34,713
China Mobile, Ltd.	69,500	328,517
China Resource Power Holdings, Ltd.	14,000	7,900
China Resources Enterprises, Ltd.	14,000	24,827
China Southern Airlines Co., Ltd. *	16,000	4,591
Citic Pacific, Ltd.	16,000	44,160
CLP Holdings, Ltd.	56,289	326,327
CNOOC, Ltd.	175,000	116,237

The accompanying notes are an integral part of the financial statements. 71

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Cofco International, Ltd.	10,000	$4,450
Denway Motors, Ltd.	70,000	23,247
Global Bio-Chem Technology Group Company	16,000	7,016
Gome Electrical Appliances Holdings, Ltd.	8,000	5,417
Guangzhou Investment Company, Ltd.	42,000	4,333
Hang Lung Properties, Ltd.	58,326	91,022
Hang Seng Bank, Ltd.	23,819	311,195
Henderson Land Development Company, Ltd.	22,601	106,395
Hong Kong & China Gas Company, Ltd.	112,673	239,775
Hong Kong Electric Holdings, Ltd.	43,082	213,644
Hong Kong Exchange & Clearing, Ltd.	33,430	138,617
Hopewell Holdings, Ltd.	19,362	48,695
Hutchison Whampoa, Ltd.	66,377	632,647
Hysan Development Company, Ltd.	18,963	46,958
Li Ning Co., Ltd.	7,000	4,965
Link, REIT *	67,000	127,026
MTR Corp.	43,373	85,587
New World Development Company, Ltd.	72,074	99,463
PCCW, Ltd.	112,208	69,103
Ping An Insurance Group Company of China,
Ltd.	14,500	26,649
Semiconductor Manufacturing
International Corp. *	106,000	13,945
Shanghai Industrial Holdings, Ltd.	6,000	12,536
Shenzhen Investment, Ltd.	20,000	2,786
Sino Land Company, Ltd.	45,828	55,855
Sun Hung Kai Properties, Ltd.	41,611	406,528
Swire Pacific, Ltd., Class A	29,163	261,407
TCL International Holdings, Ltd.	22,000	3,178
Techtronic Industries Company, Ltd.	34,515	82,130
Television Broadcasting Co., Ltd.	9,181	48,785
Travelsky Technology, Ltd.	4,000	3,689
Weiqiao Textile Company, Ltd.	4,500	6,152
Wharf Holdings, Ltd.	38,668	136,897
Wing Hang Bank, Ltd.	5,500	39,582

		5,163,019
Hungary - 0.17%
BorsodChem Rt.	2,096	22,587
Demasz RT	38	3,034
Gedeon Richter Rt.	481	86,347
Magyar Telekom Rt.	16,140	72,217
MOL Magyar Olaj - es Gazipari Rt.	2,428	226,948
OTP Bank Rt.	8,667	282,910

		694,043
India - 0.77%
Bajaj Auto, Ltd., ADR	1,496	67,544
Dr Reddy's Laboratories, Ltd., ADR	3,083	66,593
Grasim Industries, Ltd., ADR	2,102	64,805
Hindalco Industries Ltd., ADR	13,100	40,741
ICICI Bank, Ltd., SADR	16,312	469,786
Infosys Technologies, Ltd., ADR	10,700	865,202

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
India (continued)
Larsen & Toubro, Ltd., ADR	910	$37,286
Mahindra & Mahindra Ltd., ADR	4,000	44,560
Ranbaxy Laboratories, Ltd., ADR	9,588	76,608
Reliance Industries, Ltd., GDR	20,810	822,619
Satyam Computer Services, Ltd., ADR	7,765	284,121
State Bank of India, Ltd., ADR	1,342	67,771
Tata Motors, Ltd., ADR	10,519	151,158
Videsh Sanchar Nigam, Ltd., ADR	1,453	24,483
Wipro, Ltd., ADR	12,423	148,455

		3,231,732
Indonesia - 0.19%
Aneka Tambang Tbk PT	13,925	5,059
Astra Agro Lestari Tbk PT	11,658	5,805
Astra International Tbk PT	83,983	87,056
Bank Central Asia Tbk PT	189,387	65,439
Bank Danamon Indonesia Tbk PT	59,259	28,606
Bank Internasional Indonesia Tbk PT	677,000	10,664
Bank Mandiri Tbk PT	207,878	34,646
Bank Pan Indonesia Tbk PT	162,259	6,926
Bank Rakyat Indonesia Tbk PT	183,001	56,258
Bumi Resources Tbk PT	604,780	46,711
Energi Mega Persada Tbk PT *	101,500	7,736
Gudang Garam Tbk PT	19,982	23,658
Indocement Tunggal Prakarsa Tbk PT *	32,487	11,720
Indofood Sukses Makmur Tbk PT	149,905	13,863
Indosat Tbk PT	961	27,955
International Nickel Indonesia Tbk PT	7,000	9,355
Kalbe Farma Tbk PT	143,071	14,394
Matahari Putra Prima Tbk PT	33,000	3,219
Perusahaan Gas Negara Tbk PT	61,997	43,473
PT Indonesian Satellite Corp.	34,500	19,459
PT Telekomunikiasi Indonesia, ADR	5,330	127,174
Ramayana Lestari Sentosa Tbk PT	63,131	5,197
Semen Gresik Persero Tbk PT	5,414	9,794
Telekomunikasi Indonesia Tbk PT	131,500	78,847
Tempo Scan Pacific Tbk PT	3,238	1,859
Unilever Indonesia Tbk PT	53,000	23,026
United Tractors Tbk PT	49,968	18,662

		786,561
Ireland - 0.62%
Allied Irish Banks PLC - Dublin	28,108	600,803
Bank of Ireland - Dublin	31,206	491,860
C&C Group PLC	9,078	58,051
CRH PLC - Dublin	17,303	509,182
DCC PLC - Dublin	2,627	56,307
Eircom Group PLC - Dublin	22,147	51,928
Eircom Group PLC - London	3,878	9,093
Elan Corp. - Dublin *	12,882	173,905
Fyffes PLC - Dublin	10,354	28,201
Grafton Group PLC	7,125	77,624
Greencore Group PLC - Dublin	4,752	18,908

The accompanying notes are an integral part of the financial statements. 72

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Ireland (continued)
Iaws Group PLC, ADR *	3,464	$49,840
Independent News & Media PLC - Dublin	18,258	54,918
Irish Life & Permanent PLC - Dublin	8,732	178,476
Kerry Group PLC - Dublin	4,252	94,209
Kingspan Group PLC - Dublin	3,852	48,580
Paddy Power PLC	1,131	16,206
Ryanair Holdings PLC-SP ADR *	1,056	59,125

		2,577,216
Israel - 0.42%
Africa-Israel Investments, Ltd.	240	8,358
Aladdin Knowledge Systems ADR *	296	5,097
Alvarion, Ltd., ADR *	2,928	25,532
Audio Codes, Ltd., ADR *	1,064	11,810
Bank Hapoalim, Ltd.	30,260	140,460
Bank Leumi Le-Israel	25,002	95,807
Bezek Israeli Telecommunications Corp., Ltd. *	33,640	43,135
Check Point Software Technologies, Ltd., ADR *	5,970	119,997
Clal Industries & Investments, Ltd.	1,595	8,346
Clal Insurance Enterprise Holdings, Ltd.	396	8,143
Delek Automotive Systems, Ltd., ADR *	857	5,935
Discount Investment Corp.	462	11,314
ECI Telecom, Ltd. ADR *	2,103	15,751
Elbit Systems, Ltd.	510	12,501
Given Imaging Corp. ADR *	820	21,400
Harel Insurance Investments, Ltd.	191	8,592
ICL Israel Chemicals, Ltd.	15,901	62,727
IDB Development Corp., Ltd.	752	21,910
Israel Corporation, Ltd.	59	21,891
Israel Discount Bank, Ltd. *	14,429	26,941
Koor Industries, Ltd. *	277	15,220
Lipman Electronic Engineering, Ltd. ADR *	660	15,358
Makhteshim-Agam Industries, Ltd.	8,222	47,411
Migdal Insurance Holdings, Ltd.	5,286	7,506
M-Systems Flash Disk Pioneers, Ltd. ADR *	1,036	34,312
Nice Systems, Ltd. *	541	25,488
Orbotech, Ltd. ADR *	1,001	23,994
Osem Investment, Ltd.	739	6,248
Partner Communications, Ltd. *	2,233	18,776
RADWARE, Ltd. ADR *	529	9,607
Retalix, Ltd. *	374	9,443
Strauss-Elite, Ltd.	895	7,973
Super-Sol, Ltd.	2,473	6,196
Syneron Medical, Ltd. ADR *	482	15,303
Tadiran Communications Industries, Ltd.	201	6,070
Teva Pharmaceutical Industries, Ltd.	18,962	826,654
United Mizrahi Bank, Ltd. *	3,937	22,668

		1,773,874
Italy - 2.98%
Alleanza Assicuraz SpA	12,999	160,707
Assicurazioni Generali SpA	30,765	1,075,470
Autogrill SpA	3,714	50,886

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Autostrade SpA	9,273	$222,477
Banca Fideuram SpA	9,301	50,555
Banca Intesa SpA - Non convertible	28,728	142,032
Banca Intesa SpA	106,031	561,890
Banca Monte dei Paschi Siena SpA	33,856	158,264
Banca Naz Del Lavoro SpA *	34,823	114,846
Banca Popolare di Milano SpA	12,163	133,304
Banche Popolari Unite SpA	11,135	244,206
Banco Popolare Di Verona e Novara SpA	12,046	243,787
BCA Antonveneta SpA	2,686	83,622
Benetton Group SpA	2,186	24,903
Bulgari SpA	4,703	52,518
Capitalia SpA	46,722	270,555
Enel SpA	138,340	1,086,960
Eni SpA	83,560	2,318,439
Fiat SpA *	14,809	129,071
Fineco Group SpA	5,028	48,407
Finmeccanica SpA	9,599	185,853
Gruppo Editoriale L'Espresso SpA	5,794	30,567
Italcementi SpA	2,276	42,504
Lottomatica SpA *	1,001	36,190
Luxottica Group SpA	4,234	107,448
Mediaset SpA	26,745	283,459
Mediobanca SpA	15,461	295,323
Mediolanum SpA	8,229	54,278
Mondadori (Arnoldo) Editore SpA	3,864	35,943
Pirelli & Company SpA	88,625	81,441
San Paolo-IMI SpA	35,793	559,920
Seat Pagine Gialle SpA *	127,528	59,577
Snam Rete Gas SpA	30,005	123,385
T.E.R.N.A SpA	37,241	91,950
Telecom Italia Media SpA *	27,692	14,658
Telecom Italia SpA	343,846	1,001,669
Telecom Italia SpA-RNC	194,282	481,994
Tiscali SpA *	7,967	25,237
UniCredito Italiano SpA - GBP	192,823	1,328,945
UniCredito Italiano SpA	65,610	450,633

		12,463,873
Japan - 20.02%
Acom Company, Ltd.	2,427	156,063
Aderans Company, Ltd.	583	17,508
Advantest Corp.	2,490	251,155
AEON Company, Ltd.	20,804	529,454
AEON Credit Service Company, Ltd.	777	73,561
Aiful Corp.	2,127	177,731
Aisin Seiki Company	6,379	234,315
Ajinomoto Company, Inc.	19,305	197,668
Alfresa Holdings Corp.	924	43,268
All Nippon Airways Company, Ltd.	21,715	88,422
Alps Electric Company	6,238	86,945
Amada Company, Ltd.	8,829	77,894
The accompanying notes are an integral part of the financial statements. 73

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Amano Corp.	1,295	$24,718
Anritsu Corp.	1,295	7,371
Aoyama Trading Company, Ltd.	1,442	48,809
Ariake Japan Company, Ltd.	259	6,383
Asahi Breweries, Ltd.	13,001	158,707
Asahi Glass Company, Ltd.	32,191	415,905
Asahi Kasei Corp.	40,963	277,303
ASATSU-DK, Inc.	648	20,614
Astellas Pharmaceuticals, Inc.	17,169	669,981
Autobacs Seven Company, Ltd.	453	23,787
Bank of Fukuoka, Ltd.	18,362	157,170
Bank of Kyoto, Ltd.	9,000	108,797
Bank of Yokohama, Ltd. *	38,316	313,666
Benesse Corp.	1,554	54,445
Bridgestone Corp.	20,953	436,373
Canon Sales Company, Inc.	2,000	42,755
Canon, Inc.	24,074	1,409,150
Casio Computer Company, Ltd.	7,633	127,821
Central Glass Company, Ltd.	3,886	21,527
Central Japan Railway Company, Ltd.	50	479,301
Chiba Bank, Ltd.	21,896	183,705
Chiyoda Corp. *	5,000	114,947
Chubu Electric Power Company, Inc.	18,777	447,602
Chugai Pharmaceutical Company, Ltd.	9,216	197,798
Circle K Sunkus Company, Ltd.	712	18,120
Citizen Watch Company, Ltd.	9,635	80,101
Coca-Cola West Japan Company, Ltd.	777	18,159
COMSYS Holdings Corp.	3,943	56,429
Credit Saison Company, Ltd.	5,191	259,374
CSK Corp.	2,190	109,426
Dai Nippon Printing Company, Ltd.	20,953	373,272
Daicel Chemical Industries, Ltd.	11,534	82,973
Daido Steel Company, Ltd.	13,000	124,287
Daiichi Sankyo Company, Ltd. *	21,003	405,343
Daikin Industries, Ltd.	7,915	231,649
Daimaru, Inc.	7,886	113,861
Dainippon Ink & Chemicals, Inc.	17,010	73,737
Dainippon Screen Manufacturing Company,
Ltd.	8,238	68,976
Daito Trust Construction Company, Ltd.	2,219	114,828
Daiwa House Industry Company, Ltd.	16,715	261,473
Daiwa Securities Group, Inc.	41,251	467,871
Denki Kagaku Kogyo Kabushiki Kaisha	11,477	50,725
Denso Corp.	16,922	584,260
Dentsu, Inc.	61	198,711
Dowa Mining Company, Ltd.	7,534	81,680
E Trade Securities Corp.	15	115,923
E-Access, Ltd. *	28	19,834
East Japan Railway Company, Ltd.	107	736,147
Ebara Corp.	4,534	24,501
Eisai Company, Ltd.	8,152	342,318
Electric Power Development Company, Ltd.	4,750	163,196

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Elpida Memory, Inc. *	800	$23,889
Familymart Company, Ltd.	2,260	76,496
Fanuc, Ltd.	5,679	482,243
Fast Retailing Company, Ltd.	1,866	182,516
Fuji Electric Holdings	19,420	102,965
Fuji Photo Film Company, Ltd.	15,567	515,026
Fuji Software ABC, Inc.	518	17,357
Fuji Television Network, Inc.	12	30,234
Fujikura, Ltd.	11,477	93,078
Fujitsu, Ltd.	56,621	431,334
Furukawa Electric Company, Ltd.	21,362	167,083
Glory, Ltd.	1,700	28,800
Goodwill Group, Inc.	6	12,216
Gunma Bank	9,477	70,105
Gunze, Ltd.	3,238	21,535
Hakuhodo DY Holdings, Inc.	500	35,248
Hankyu Department Stores	2,591	22,639
Hikari Tsushin, Inc. *	500	47,082
Hino Motors, Ltd.	9,886	62,647
Hirose Electric Company, Ltd.	1,083	144,516
Hitachi Cable, Ltd.	2,591	12,177
Hitachi Capital Corp.	907	18,081
Hitachi Chemical, Ltd.	2,784	73,686
Hitachi Construction Machinery Co., Ltd.	3,943	91,985
Hitachi Software Engineering Co., Ltd.	453	9,492
Hitachi, Ltd.	101,118	681,955
Hokkaido Electric Power Company, Inc.	5,868	119,471
Hokugin Financial Group, Inc.	37,134	173,573
Honda Motor Company, Ltd.	25,231	1,440,487
House Food Corp.	1,101	16,719
Hoya Corp.	13,692	492,485
Ibiden Company, Ltd.	3,200	171,564
Index Corp.	22	39,939
Inpex Corp.	14	124,703
Isetan Company, Ltd.	6,362	135,735
Ishihara Sangyo	4,534	8,077
Ishikawajima Harima Heavy Industries
Company, Ltd. *	29,134	92,187
ITO EN, Ltd.	1,053	63,066
Itochu Corp.	48,202	402,365
Itochu Techno-Science Corp.	648	31,059
JAFCO Company, Ltd.	1,253	111,928
Japan Airlines System Corp.	12,953	35,272
Japan Prime Realty Investment Corp.	10	28,079
Japan Real Estate Investment Corp.	8	65,965
Japan Retail Fund	9	69,936
Japan Tobacco, Inc.	29	423,142
JFE Holdings, Inc	17,662	593,328
JGC Corp.	6,886	131,142
Joyo Bank, Ltd.	22,953	136,690
JS Group Corporation	8,216	164,487
JSR Corp.	5,933	156,026

The accompanying notes are an integral part of the financial statements. 74

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Kajima Corp.	30,191	$173,647
Kaken Pharmaceutical Company, Ltd.	1,943	15,148
Kamigumi Company, Ltd.	9,534	84,680
Kaneka Corp.	9,829	118,818
Kansai Electric Power Company, Ltd.	24,378	524,247
Kansai Paint Company, Ltd.	9,238	79,230
Kao Corp.	16,362	438,615
Katokichi Company, Ltd.	2,137	14,557
Kawasaki Heavy Industries, Ltd.	42,963	156,719
Kawasaki Kisen Kaisha, Ltd.	12,067	75,751
KDDI Corp.	81	467,255
Keihin Electric Express Railway Company, Ltd.	16,067	126,759
Keio Electric Railway Company, Ltd.	19,715	117,909
Keisei Electric Railway Company, Ltd.	6,000	40,974
Keyence Corp.	1,048	298,273
Kikkoman Corp.	3,238	31,452
Kinden Corp.	2,591	23,409
Kintetsu Corp.	50,792	203,375
Kirin Brewery Company, Ltd.	25,896	302,061
Kobe Steel Company, Ltd.	87,517	283,606
Kokuyo Company, Ltd.	1,231	18,254
Komatsu, Ltd.	28,430	470,537
Komori Corp.	1,295	23,839
Konami Corp.	1,943	42,773
Konica Minolta Holdings, Inc.	15,891	161,903
Kose Corp.	800	32,033
Koyo Seiko Company, Ltd.	4,943	92,042
Kubota Corp.	34,782	292,407
Kuraray Company, Ltd.	13,300	137,874
Kurita Water Industries, Ltd.	2,719	51,783
Kyocera Corp.	5,238	382,141
KYOWA HAKKO KOGYO Co., Ltd.	8,477	59,184
Kyushu Electric Power	12,331	267,792
Lawson, Inc.	2,031	83,735
LeoPalace21 Corp.	4,202	152,567
Mabuchi Motor Company, Ltd.	1,118	62,122
Makita Corp.	2,943	72,402
Marubeni Corp.	44,202	237,359
Marui Company, Ltd.	10,564	207,462
Matsui Securities Company, Ltd.	2,500	34,717
Matsumotokiyoshi Company, Ltd.	648	20,504
Matsushita Electric Industrial Co., Ltd.	66,393	1,281,338
Matsushita Electric Works, Ltd.	12,181	113,874
Mediceo Holdings Company, Ltd.	5,590	80,948
Meiji Dairies Corp.	3,886	19,681
Meiji Seika Kaisha, Ltd.	7,534	40,073
Meitec Corp.	583	18,893
Millea Holdings, Inc.	46	792,162
Minebea Company, Ltd.	13,477	71,912
Mitsubishi Chemical Holdings Corp, ADR *	38,515	242,761
Mitsubishi Corp.	37,056	820,463
Mitsubishi Electric Corp.	61,973	438,984

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Mitsubishi Estate Company, Ltd.	34,782	$722,904
Mitsubishi Gas & Chemicals Company, Inc.	12,829	121,347
Mitsubishi Heavy Industries, Ltd.	97,937	432,026
Mitsubishi Logistc Corp.	1,943	32,735
Mitsubishi Materials Corp.	34,020	174,025
Mitsubishi Rayon Company, Ltd.	20,010	132,404
Mitsubishi Securities Company, Ltd.	8,000	100,441
Mitsubishi UFJ Financial Group, Inc.	234	3,176,111
Mitsui & Company, Ltd.	44,611	573,343
Mitsui Chemicals, Inc.	22,010	148,065
Mitsui Engineering & Shipbuilding
Company, Ltd.	18,362	59,815
Mitsui Fudosan Company, Ltd.	25,248	512,970
Mitsui Mining & Smelting Company, Ltd.	20,010	125,784
Mitsui O.S.K. Lines, Ltd.	35,487	309,774
Mitsui Sumitomo Insurance Company, Ltd.	38,259	468,338
Mitsui Trust Holdings, Inc.	18,010	216,340
Mitsukoshi, Ltd.	9,829	64,204
Mitsumi Electric Company, Ltd.	1,101	12,460
Mizuho Financial Group, Inc.	308	2,445,606
Murata Manufacturing Company, Ltd.	6,504	417,121
Namco Bandai Holdings, Inc. *	7,332	107,231
NEC Corp.	61,383	382,212
NEC Electronics Corp.	648	21,274
Net One Systems Company, Ltd.	9	21,759
NGK Insulators, Ltd.	9,829	146,251
NGK Spark Plug Company, Ltd.	6,238	134,941
NHK Spring Company, Ltd.	4,000	41,703
Nichii Gakkan Company, Ltd.	324	8,246
NICHIREI Corp.	4,534	18,924
Nidec Corp.	3,514	298,994
Nikko Cordial Corp.	25,043	396,847
Nikon Corp.	10,181	160,730
Nintendo Company, Ltd.	3,208	387,801
Nippon Building Fund, Inc.	13	109,730
Nippon Electric Glass Company, Ltd.	7,000	152,910
Nippon Express Company, Ltd.	26,191	159,750
Nippon Kayaku Company, Ltd.	2,591	22,134
Nippon Light Metal Company, Ltd.	20,124	55,483
NIPPON MEAT PACKERS, Inc.	6,238	65,513
Nippon Mining Holdings, Inc.	25,368	180,554
Nippon Oil Corp.	39,906	309,756
Nippon Paper Group, Inc.	33	132,134
Nippon Sheet Glass Company, Ltd.	15,829	69,154
Nippon Shokubai Company, Ltd.	2,591	29,343
Nippon Steel Corp.	192,464	685,739
Nippon Telegraph & Telephone Corp.	163	741,160
Nippon Yusen Kabushiki Kaisha	35,077	240,433
Nippon Zeon Company	6,591	87,224
Nishimatsu Construction Company, Ltd.	3,886	15,955
Nishi-Nippon City Bank, Ltd. *	17,000	101,527
Nissan Chemical Industries, Ltd.	6,238	88,797

The accompanying notes are an integral part of the financial statements. 75

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nissan Motor Company, Ltd.	71,110	$720,872
Nisshin Seifun Group, Inc.	3,886	41,075
Nisshin Steel Company	30,953	100,043
Nisshinbo Industries, Inc.	5,591	61,137
Nissin Food Products Company, Ltd.	3,284	94,999
Nitori Company, Ltd.	691	64,481
Nitto Denko Corp.	5,368	418,493
NOK Corp.	3,708	100,658
Nomura Real Estate Office Fund, Inc.	4	28,504
Nomura Research Institute, Ltd.	589	72,201
Nomura Securities Company, Ltd.	56,893	1,090,755
NSK, Ltd.	14,715	100,613
NTN Corp.	10,772	85,167
NTT Data Corp.	43	214,125
NTT DoCoMo, Inc.	534	815,405
NTT Urban Development Corp.	5	33,127
Obayashi Corp.	21,362	157,479
OBIC Co., Ltd.	130	28,651
Odakyu Electric Railway Company	16,305	97,100
Oji Paper Company, Ltd.	26,191	154,862
Oki Electric Industry Company, Ltd.	18,362	67,136
Okumura Corp.	3,886	21,856
Olympus Optical Company, Ltd.	7,534	198,129
Omron Corp.	7,139	164,727
Onward Kashiyama Company, Ltd.	5,591	110,037
Oracle Corp. - Japan	648	32,213
Oriental Land Company, Ltd.	1,307	71,293
Orix Corp.	2,654	676,558
Osaka Gas Company, Ltd.	66,155	228,411
Pioneer Electronic Corp.	3,879	53,835
Promise Company, Ltd.	2,931	195,184
Q.P. Corp.	1,813	16,164
Rakuten, Inc.	118	114,116
Resona Holdings, Inc. *	146	588,310
Ricoh Company, Ltd.	21,601	378,402
Rinnai Corp.	648	15,364
Rohm Company, Ltd.	3,473	378,000
Ryohin Keikaku Company, Ltd.	889	77,603
Sanden Corp.	1,943	9,016
Sanken Electric Company	3,943	63,654
SANKYO Co., Ltd.	1,307	75,728
Santen Pharmaceutical Co., Ltd.	1,700	47,014
Sanwa Shutter Corp.	3,238	19,997
Sanyo Electric Company, Ltd. *	55,849	151,609
Sapporo Holdings	10,534	59,068
SBI Holdings, Inc.	197	133,361
Secom Company, Ltd.	6,710	351,211
Sega Sammy Holdings, Inc.	4,708	157,759
Seiko Epson Corp.	3,678	92,512
Seino Transportation Co., Ltd.	6,591	71,848
Sekisui Chemical Company, Ltd.	15,772	106,770
Sekisui House, Ltd.	16,362	205,982

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Seven & I Holdings Co., Ltd. *	25,382	$1,087,369
SFCG Company, Ltd.	130	31,430
Sharp Corp.	29,782	453,248
Shimachu Company, Ltd.	777	23,597
Shimamura Company, Ltd.	724	100,235
Shimano, Inc.	1,731	45,522
Shimizu Corp.	20,305	149,342
Shin-Etsu Chemical Company, Ltd.	12,289	653,648
Shinko Securities Company, Ltd. *	17,000	85,663
Shinsei Bank, Ltd.	31,906	184,594
Shionogi & Co., Ltd.	10,477	147,627
Shiseido Company, Ltd.	12,477	232,859
Shizuoka Bank, Ltd.	18,658	187,086
Showa Denko K.K.	34,839	135,951
Showa Shell Sekiyu K.K.	4,145	49,509
Skylark Company, Ltd.	2,995	47,765
SMC Corp.	1,736	248,147
SOFTBANK Corp.	23,412	989,072
Sojitz Holdings Corp. *	11,909	70,719
Sompo Japan Insurance, Inc.	26,896	363,922
Sony Corp.	32,058	1,310,821
Stanley Electric Corp.	3,692	60,040
Sumitomo Bakelite Company, Ltd.	3,238	26,754
Sumitomo Chemical Company, Ltd.	48,554	333,634
Sumitomo Corp.	34,134	441,588
Sumitomo Electric Industries, Ltd.	23,301	354,022
Sumitomo Heavy Industries, Ltd.	19,010	159,653
Sumitomo Light Metal Industries, Ltd.	130,423	502,308
Sumitomo Metal Mining Co., Ltd.	18,715	231,635
Sumitomo Mitsui Financial Group, Inc.	152	1,611,809
Sumitomo Osaka Cement Company, Ltd.	6,477	18,901
Sumitomo Realty & Development Company,
Ltd.	13,124	285,571
Sumitomo Rubber Industries, Inc.	4,000	57,007
Sumitomo Trust & Banking Company, Ltd.	40,554	414,554
Suruga Bank, Ltd.	7,886	99,478
Suzuken Company, Ltd.	2,377	76,020
T&D Holdings, Inc.	7,259	481,552
TAIHEIYO CEMENT Corp.	30,191	122,680
Taisei Corp.	30,134	136,764
Taisho Pharmaceuticals Company, Ltd.	4,238	79,453
Taiyo Nippon Sanso Corp.	9,181	61,373
Taiyo Yuden Company, Ltd.	1,943	26,785
Takara Holdings	2,591	15,386
Takashimaya Company, Ltd.	9,181	146,734
Takeda Pharmaceutical Company, Ltd.	28,351	1,534,437
Takefuji Corp.	3,604	244,893
Takuma Company, Ltd.	1,295	8,657
Tanabe Seiyaku Co., Ltd.	9,000	87,496
TDK Corp.	3,932	271,184
Teijin, Ltd.	27,896	177,249
Teikoku Oil Company, Ltd.	5,238	68,608

The accompanying notes are an integral part of the financial statements. 76

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Terumo Corp.	5,697	$168,668
The 77th Bank, Ltd.	10,477	79,635
THK Company, Ltd.	2,519	65,817
TIS, Inc.	583	18,002
Tobu Railway Company, Ltd.	27,248	142,851
Toda Corp.	3,238	17,800
Toho Company, Ltd.	4,867	109,000
Tohoku Electric Power Company, Ltd.	13,920	283,407
Tokuyama Corp.	8,000	102,816
Tokyo Broadcasting Company, Ltd.	648	17,591
Tokyo Electric Power Company, Ltd.	36,033	875,760
Tokyo Electron, Ltd.	5,268	331,149
Tokyo Gas Company, Ltd.	73,165	325,233
Tokyo Steel Manufacturing Co., Ltd.	2,500	36,266
Tokyo Style Company, Ltd.	1,295	15,874
Tokyo Tatemono Company, Ltd.	9,000	89,710
Tokyu Corp.	30,134	213,198
Tokyu Land Corp.	13,829	138,313
TonenGeneral Sekiyu K.K.	7,829	84,214
Toppan Printing Company, Ltd.	19,010	222,224
Toray Industries, Inc.	43,611	355,902
Toshiba Corp.	92,289	551,166
Tosoh Corp.	11,772	51,730
Toto, Ltd.	7,829	66,216
Toyo Seikan Kaisha, Ltd.	6,191	100,890
Toyo Suisan Kaisha, Ltd. *	3,295	53,221
Toyobo Company, Ltd.	25,067	83,996
Toyoda Gosei Co., Ltd.	1,166	22,750
Toyota Industries Corp.	6,510	234,157
Toyota Motor Corp.	92,353	4,794,710
Toyota Tsusho Corp.	5,000	113,675
Trend Micro, Inc. *	3,267	123,607
Ube Industries, Ltd.	23,963	65,051
UNI Charm Corp.	1,642	73,826
Uniden Corp.	1,295	25,212
UNY Company, Ltd.	5,238	82,694
Ushio, Inc.	2,943	68,782
USS Company., Ltd.	967	61,688
Wacoal Corp.	3,943	53,452
West Japan Railway Company, Ltd.	56	233,729
Yahoo Japan Corp.	247	375,068
Yakult Honsha Company, Ltd.	2,943	61,167
Yamada Denki Company, Ltd.	2,484	311,027
Yamaha Corp.	5,874	97,717
Yamaha Motor Company, Ltd.	6,409	167,456
Yamato Transport Company, Ltd.	12,420	206,087
Yamazaki Baking Company, Ltd.	2,591	21,101
Yaskawa Electric Corp. *	5,000	50,475
Yokogawa Electric Corp.	5,486	93,543

		83,647,217

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Korea - 0.01%
LG.Philips LCD Co Ltd, ADR *	1,380	$29,615
Luxembourg - 0.14%
Arcelor SA	16,074	398,780
Tenaris SA, ADR	1,704	195,108

		593,888
Mexico - 0.84%
Alfa SA de CV	11,036	61,261
America Movil SA de CV	619,960	905,843
Cemex SA de CV	109,300	648,576
Coca-Cola Femsa SA de CV	9,559	26,729
Consorcio ARA SA de CV	5,485	23,996
Controladora Comercial Mexicana SA de CV	10,971	16,804
Corp GEO SA de CV *	13,048	46,035
Fomento Economico Mexicano SA de CV	24,155	174,991
Grupo Aeroportuario del Sureste SA de CV	8,530	27,471
Grupo Bimbo SA de CV	9,688	33,725
Grupo Carso SA de CV	23,308	56,775
Grupo Financiero Banorte SA de CV	44,954	93,133
Grupo Mexico SA	35,598	83,061
Grupo Modelo SA	16,908	61,245
Grupo Televisa SA	79,343	317,260
Industrias Penoles SA de CV	3,350	18,593
Kimberly-Clark de Mexico SA de CV	15,726	56,224
Telefonos de Mexico SA de CV	377,420	466,948
TV Azteca SA de CV *	41,351	27,039
Urbi Desarrollos Urbanos SA de CV *	4,400	30,427
Vitro SA de CV	2,914	3,591
Wal-Mart de Mexico SA	60,066	333,425

		3,513,152
Netherlands - 4.29%
ABN AMRO Holdings NV	56,717	1,483,659
Aegon NV	45,126	734,775
Akzo Nobel NV	8,573	397,456
ASML Holding NV *	15,450	309,201
Buhrmann NV	3,818	56,199
Corio NV	1,302	70,770
DSM NV	4,700	192,018
Euronext NV	2,396	124,843
Getronics NV	3,876	52,142
Hagemeyer NV *	16,542	53,674
Heineken NV	7,578	240,320
IHC Caland NV	1,055	85,267
ING Groep NV	59,470	2,063,434
Koninklijke (Royal) KPN NV	65,989	661,881
Koninklijke (Royal) Philips Electronics NV	41,793	1,299,146
Koninklijke Ahold NV *	49,041	367,611
Oce-Van Der Grinten NV	2,604	37,590
Randstad Holdings NV	1,469	63,826
Reed Elsevier NV	22,218	310,465
Rodamco Europe NV	1,399	116,466
Royal Dutch Shell PLC, A Shares	129,100	3,929,455

The accompanying notes are an integral part of the financial statements. 77

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Royal Dutch Shell PLC, B Shares	87,654	$2,799,013
Royal Numico NV *	5,467	226,461
TNT Post Group NV	13,189	412,326
Unilever NV	18,150	1,243,383
Vedior NV	5,377	79,720
VNU NV	7,803	258,821
Wereldhave NV	657	61,969
Wolters Kluwer NV	9,274	187,577

		17,919,468
New Zealand - 0.16%
Auckland International Airport, Ltd.	33,105	44,864
Contact Energy, Ltd.	9,758	44,281
Fisher & Paykel Appliances Holdings, Ltd.	8,484	20,150
Fisher & Paykel Healthcare Corp.	16,313	42,428
Fletcher Building, Ltd.	15,776	81,524
Kiwi Income Property Trust	24,641	21,419
Sky City Entertainment Group, Ltd.	14,394	46,206
Sky Network Television, Ltd. *	6,585	28,395
Telecom Corp. of New Zealand, Ltd.	67,411	277,298
Tower, Ltd. *	9,706	13,818
Vector, Ltd. *	8,461	15,173
Warehouse Group, Ltd.	4,653	11,306
Waste Management Corp.	3,392	14,232

		661,094
Norway - 0.59%
Den Norske Bank ASA	22,801	243,366
Norsk Hydro ASA	4,846	497,840
Norske Skogindustrier ASA	5,513	87,651
Orkla ASA	6,518	270,065
Petroleum Geo-Services ASA *	1,965	60,590
Prosafe ASA	1,100	46,719
Schibsted ASA	1,571	46,811
Smedvig ASA, A shares	1,080	31,540
Statoil ASA	22,371	514,032
Stolt Offshore SA *	6,596	76,758
Stolt-Nielsen SA	1,400	46,385
Storebrand ASA	8,122	70,134
Tandberg ASA	4,339	26,565
Tandberg Television ASA *	2,400	31,753
Telenor ASA	26,191	257,224
Tomra Systems ASA	5,633	40,333
Yara International ASA	7,212	105,042

		2,452,808
Peru - 0.05%
Cia de Minas Buenaventura SA	2,689	76,817
Credicorp SA	1,449	33,834
Edegel SA	22,359	8,799
Luz Del Sur SA	3,005	3,153
Minsur SA	8,233	11,280
Southern Peru Copper Corp.	1,235	82,375

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Peru (continued)
Union de Cervecerias Peruanas Backus &
Johnston SA	15,304	$8,655
Volcan Compania Minera SA, CMN Series B *	9,381	3,090

		228,003
Philippines - 0.07%
ABS-CBN Broadcasting Corp. *	6,600	1,585
Ayala Corp.	3,930	23,325
Ayala Land, Inc.	165,000	30,777
Banco De Oro	10,800	6,918
Bank of the Philippine Islands	34,000	34,913
Equitable PCI Bank Corp.	11,100	12,339
Filinvest Land, Inc. *	77,000	2,002
First Philippine Holdings Corp.	8,600	7,940
Globe Telecommunications, Inc.	1,010	13,987
Jollibee Foods Corp.	13,300	10,149
Manila Electric Company *	7,400	3,032
Megaworld Corp. *	78,000	1,764
Metropolitan Bank & Trust Company	18,800	11,335
Petron Corp.	46,000	3,900
Philippine Long Distance Telephone Company	1,640	56,701
San Miguel Corp.	14,100	23,511
SM Investments Corp.	5,060	22,881
SM Prime Holdings, Ltd.	133,000	19,797

		286,856
Poland - 0.21%
Agora SA	1,011	21,455
Bank BPH SA	277	63,938
Bank Pekao SA	2,667	143,136
Bank Zachodni WBK SA *	707	30,768
Boryszew SA	661	4,757
BRE Bank SA *	281	14,606
Budimex SA *	278	3,292
Computerland SA *	207	5,921
Debica SA	150	2,999
Globe Trade Centre SA *	197	10,482
Grupa Kety SA	275	10,615
JELFA SA	90	2,087
KGHM Polska Miedz SA	3,535	67,951
Mondi Packaging Paper Swiecie SA	417	6,541
Orbis SA	837	8,495
Polska Grupa Farmaceutyczna SA	331	6,179
Polski Koncern Naftowy Orlen SA	9,589	184,914
Powszechna Kasa Oszczednosci Bank
Polski SA	12,820	114,345
Prokom Software SA	340	14,431
Softbank SA *	253	3,035
Telekomunikacja Polska SA	22,420	161,354
TVN SA *	540	12,954

		894,255
Portugal - 0.22%
Banco BPI, SA	9,829	44,928

The accompanying notes are an integral part of the financial statements. 78

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Portugal (continued)
Banco Comercial dos Acores, SA	63,192	$174,358
Banco Espirito Santo, SA	3,395	54,677
Brisa Auto Estrada, SA	10,670	90,470
Cimpor-Cimentos De Portugal, SA	6,518	35,892
Electricidade De Portugal, SA	59,113	182,004
Jeronimo Martins, SGPS, SA	1,221	18,363
Portugal Telecom, SGPS, SA	24,515	248,212
PT Multimedia.com, SGPS, SA	2,536	28,980
Sonae, SGPS, SA	29,099	40,662

		918,546
Russia - 0.70%
AFK Sistema, Reg. S, Spons. GDR	3,321	78,043
Gazprom, ADR	2,518	180,541
JSC MMC Norilsk Nickel, ADR	2,640	250,800
Lukoil Oil Company, ADR	16,576	977,984
Mechel Steel Group, ADR	868	20,980
Mobile Telesystems, ADR	7,100	248,500
RAO Unified Energy System, ADR	2,928	124,147
Rostelecom, ADR	2,129	29,061
Sberbank of Russian Federation, ADR	1,298	170,038
Sibirtelecom, ADR	193	11,426
Surgutneftegaz, ADR for PFD Shares	2,455	218,249
Surgutneftegaz, ADR	5,117	279,900
Tatneft, ADR	2,352	155,232
UralsvyAzinform, ADR	1,801	13,075
VolgaTelecom, ADR	1,355	10,596
Vympel Communicatii, ADR *	3,296	145,782
Wimm-Bill-Dann Foods OJSC, ADR *	560	13,457

		2,927,811
Singapore - 0.67%
Allgreen Properties, Ltd.	16,420	12,835
Ascendas Real Estate	29,395	34,466
CapitaLand, Ltd.	36,725	75,963
CapitaMall Trust	28,291	38,105
Chartered Semiconductor Manufacturing, Ltd. *	33,430	26,131
City Developments, Ltd.	16,715	87,439
ComfortDelGro Corp., Ltd.	57,269	55,096
Cosco Corp. Singapore, Ltd.	13,000	16,884
Creative Technology, Ltd.	1,854	15,161
Datacraft Asia, Ltd. *	7,886	7,965
DBS Group Holdings, Ltd.	37,316	370,221
Fraser & Neave, Ltd.	5,640	62,738
Haw Par Corp., Ltd.	3,613	11,188
Jardine Cycle and Carriage, Ltd.	3,646	24,334
Keppel Corp., Ltd.	18,010	119,121
Keppel Land, Ltd.	12,124	26,681
Neptune Orient Lines, Ltd.	16,362	33,057
Olam International, Ltd.	21,000	19,067
Oversea-Chinese Banking Corp., Ltd.	83,448	336,180
OverSeas Union Enterprises, Ltd.	2,295	15,041
Parkway Holdings, Ltd.	19,305	24,493

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
SembCorp Industries, Ltd. *	28,415	$46,814
SembCorp Logistics, Ltd.	7,352	7,515
SembCorp Marine, Ltd.	16,362	27,154
Singapore Airlines, Ltd.	18,010	134,282
Singapore Exchange, Ltd.	23,601	41,154
Singapore Land, Ltd.	3,591	11,552
Singapore Petroleum Co., Ltd.	4,000	11,449
Singapore Post, Ltd.	43,849	30,321
Singapore Press Holdings, Ltd.	53,059	137,186
Singapore Technologies Engineering, Ltd.	44,202	76,013
Singapore Telecommunications, Ltd.	223,707	351,076
SMRT Corporation, Ltd.	21,010	13,644
ST Assembly Test Services, Ltd. *	42,134	28,121
Suntec Real Estate Investment Trust *	28,191	18,307
United Overseas Bank, Ltd.	38,963	342,048
United Overseas Land, Ltd.	16,568	25,005
Venture Corp., Ltd.	8,534	70,813
Want Want Holdings ADR	14,000	13,930
Wing Tai Holdings, Ltd.	15,772	13,941

		2,812,491
South Africa - 1.39%
African Bank Investments, Ltd. *	14,776	57,235
Alexander Forbes, Ltd. *	11,162	25,589
Allan Gray Property Trust	35,003	30,271
Anglo Platinum, Ltd.	2,183	157,728
AngloGold Ashanti, Ltd.	4,418	219,328
Aspen Pharmacare Holdings, Ltd.	6,915	36,516
Aveng, Ltd.	13,187	37,507
AVI, Ltd.	10,682	25,839
Barloworld, Ltd.	6,983	122,029
Bidvest Group, Ltd. *	8,273	120,989
Consol, Ltd.	11,363	21,468
Edgars Consolidated Stores, Ltd.	15,777	87,703
Ellerine Holdings, Ltd.	3,836	37,608
FirstRand, Ltd.	91,624	267,267
Foschini, Ltd.	6,739	55,510
Gold Fields, Ltd.	12,338	218,085
Grindrod, Ltd.	8,220	16,570
Harmony Gold Mining Company, Ltd. *	10,804	145,021
Impala Platinum Holdings, Ltd.	2,111	311,060
Imperial Holdings, Ltd. *	5,962	132,531
Investec, Ltd.	1,093	47,695
JD Group, Ltd.	5,452	66,070
Kumba Resources, Ltd.	2,111	34,043
Liberty Group, Ltd.	4,136	49,370
Massmart Holdings, Ltd.	6,217	50,768
Metropolitan Holdings, Ltd.	20,565	38,529
Mittal Steel South Africa, Ltd.	6,577	63,690
MTN Group, Ltd.	44,229	434,598
Murray & Roberts Holdings, Ltd.	9,966	30,883
Nampak Ltd *	17,741	47,235

The accompanying notes are an integral part of the financial statements. 79

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Naspers, Ltd.	9,991	$176,931
Nedbank Group, Ltd.	6,363	100,601
Network Healthcare Holdings, Ltd. *	39,267	46,686
Old Mutual PLC	129,160	366,549
Pick'n Pay Stores, Ltd.	7,620	34,576
Pretoria Portland Cement Co., Ltd.	344	16,683
Reunert, Ltd.	5,743	47,760
Sanlam, Ltd.	75,807	182,057
Sappi, Ltd.	6,648	76,213
Sasol, Ltd.	19,097	683,869
Shoprite Holdings, Ltd.	14,102	41,091
Spar Group, Ltd.	5,946	29,142
Standard Bank Group, Ltd.	40,611	486,754
Steinhoff International Holdings, Ltd. *	27,684	82,067
Super Group, Ltd.	7,228	12,228
Telkom SA, Ltd.	8,378	178,488
Tiger Brands, Ltd. *	5,202	119,667
Tongaat-Hulett Group, Ltd.	1,764	22,730
Truworths International, Ltd.	15,214	57,729
Woolworths Holdings, Ltd.	25,954	58,268

		5,808,824
South Korea - 0.59%
Kookmin Bank, ADR *	13,240	989,160
Korea Electric Power Corp., ADR	19,870	387,266
KT Corp., Sponsored ADR	11,050	238,128
POSCO, ADR	11,870	587,684
SK Telecom Company, Ltd., ADR	13,860	281,219

		2,483,457
Spain - 2.84%
Abertis Infrastructuras SA	6,677	168,101
Acciona SA	894	99,992
Acerinox SA	5,796	84,354
ACS Actividades SA	7,619	245,500
Aguas De Barcelona SA-Class A	1,412	30,098
Aguas De Barcelona *	14	298
Altadis SA, Series A	8,945	405,911
Antena 3 de Television SA	2,522	60,149
Banco Bilbao Vizcaya Argentaria SA	106,582	1,903,313
Banco Popular Espanol SA	26,157	319,044
Banco Santander Central Hispano SA	186,709	2,465,274
Cintra Concesiones de Infraestructuras de
Transporte SA	6,191	71,628
Corporacion Mapfre SA	3,414	56,398
Ebro Puleva SA	2,753	45,739
Endesa SA	30,005	789,519
Fomento de Construcciones SA	1,437	81,511
Gamesa Corporation Tecno SA	3,548	51,931
Gas Natural SDG SA	5,552	155,557
Grupo Ferrovial SA	1,958	135,642
Iberdrola SA	25,559	698,864
Iberia Lineas Aereas de Espana SA	15,453	41,906

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Spain (continued)
Indra Sistemas SA	4,291	$83,894
Industria de Diseno Textil SA	6,735	219,727
Inmobiliaria Colonial SA	980	55,566
Metrovacesa SA	1,741	105,765
NH Hoteles SA	2,593	40,686
Promotora de Informaciones SA	2,541	43,330
Repsol SA	28,824	842,070
Sacyr Vallehermoso SA	3,439	83,893
Sogecable SA *	1,283	51,444
Telefonica Publicidad e Informacion SA	5,245	44,534
Telefonica SA	140,183	2,109,920
Union Fenosa SA	6,579	244,866
Zeltia SA *	5,170	35,999

		11,872,423
Sweden - 1.83%
Alfa Laval AB	3,001	64,998
Assa Abloy AB, Series B	9,099	143,221
Atlas Copco AB, Series A *	10,611	236,501
Atlas Copco AB, Series B *	6,480	129,332
Axfood AB	974	27,228
Billerud Aktibolag AB	1,707	22,355
Capio AB *	2,530	45,080
Castellum AB	1,305	46,998
D. Carnegie & Company AB	969	14,276
Electrolux AB, Series B	8,976	233,403
Elekta AB, Series B	2,151	31,961
Eniro AB	4,978	62,684
Ericsson LM, Series B	466,450	1,603,506
Fabege AB	1,967	37,525
Gambro AB- A shares	5,868	64,101
Gambro AB- B shares	3,313	36,086
Getinge AB, Series B	5,581	76,954
Hennes & Mauritz AB, Series B	14,982	509,374
Hoganas AG, B Shares	953	20,641
Holmen AB, Series B	1,671	55,234
Kungsleden AB	1,428	41,358
Lundin Petroleum AB, Series A *	5,184	54,834
Modern Time Group AB, Series B *	1,604	66,956
Nobel Biocare AG *	97	5,460
Nordea Bank AB	67,302	699,173
OMX AB *	2,425	33,742
Oriflame Cosmetics AB	936	26,991
Sandvik AB	6,380	297,252
SAS AB *	2,554	33,608
Scania AB, Series B	2,913	105,458
Securitas AB, B Shares	9,099	151,241
Skandia Forsakrings AB	31,430	188,388
Skandinaviska Enskilda Banken AB, Series A	14,867	306,086
Skanska AB, Series B	11,559	176,120
SKF AB, Series B *	11,952	167,810
SSAB Svenskt Stal AB, Series A	1,566	56,989

The accompanying notes are an integral part of the financial statements. 80

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
SSAB Svenskt Stal AB, Series B	518	$17,546
Svenska Cellulosa AB, Series B	6,192	231,574
Svenska Handelsbanken AB, Series A	16,439	407,798
Swedish Match AB	10,153	119,539
Tele2 AB, Series B *	9,801	105,213
Telelogic AB *	8,000	20,551
Teliasonera AB	59,043	317,467
Trelleborg AB, Series B	2,554	50,975
Volvo AB, Series A	2,878	132,096
Volvo AB, Series B	6,904	325,578
Wihlborgs Fastigheter AB *	393	9,502
WM Data AB, Series B	10,477	33,510

		7,644,273
Switzerland - 5.63%
ABB, Ltd. *	65,098	631,202
Adecco SA	4,318	198,997
Ciba Specialty Chemicals Holding AG	2,241	144,861
Clariant AG *	7,737	113,853
Compagnie Financiere
Richemont AG, Series A	16,408	713,744
Credit Suisse Group AG	40,419	2,059,449
Geberit AG	133	105,190
Givaudan AG	221	149,664
Holcim, Ltd.	5,990	407,700
Kudelski SA	1,252	37,181
Kuehne & Nagel International AG	365	102,842
Kuoni Reisen Holding AG, Series B *	62	25,650
Logitech International SA, REG *	2,732	128,295
Lonza Group AG	1,306	79,853
Micronas Semiconductor Holding AG *	1,198	39,631
Nestle SA	13,421	4,011,143
Nobel Biocare Holding AG, Series BR	765	168,132
Novartis AG	77,438	4,066,386
Phonak Holding AG	1,519	65,383
PSP Swiss Property AG *	1,321	57,262
Rieter Holdings AG	118	34,998
Roche Holdings AG	23,370	3,506,522
Schindler Holding AG	181	71,715
Serono AG, Series B	180	143,321
SIG Holding AG, REG	218	47,581
Societe Generale de Surveillance Holdings AG	144	121,337
Straumann Holding AG	279	64,607
Sulzer AG	126	66,691
Swatch Group AG, BR shares	1,110	164,607
Swatch Group AG	1,578	47,702
Swiss Reinsurance Company AG	10,639	778,335
Swisscom AG	706	222,680
Syngenta AG *	3,482	432,950
Synthes AG	1,520	170,616
UBS AG	34,386	3,271,370
Unaxis Holding AG *	290	43,645
Valora Holding AG *	68	13,174

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Zurich Financial Services AG *	4,753	$1,012,084

		23,520,353
Thailand - 0.24%
Advanced Info Service Company, Ltd.	30,100	77,810
Airports of Thailand, Public Co., Ltd.	14,800	18,949
Aromatics Thailand PCL	8,300	5,971
Bangkok Bank Public Co., Ltd.	11,800	30,216
Bangkok Bank Public Co., Ltd.	31,800	89,184
Bangkok Expressway, Public Co., Ltd.	8,500	4,415
Banpu, Public Co., Ltd., Reg. *	5,000	15,608
BEC World, Public Co., Ltd.	31,500	10,371
C.P. Seven Eleven, Public Co., Ltd.	54,895	7,899
Charoen Pokphand Foods, Public Co., Ltd.	80,500	10,209
Delta Electronics Thailand, Public Co., Ltd.	8,800	3,820
Electricity Generating, Public Co., Ltd.	4,700	9,284
GMM Grammy, Public Co., Ltd.	6,000	1,946
Hana Microelectronics, Public Co., Ltd.	19,500	12,602
Italian-Thai Development, Public Co., Ltd.	47,200	9,496
Kasikornbank, Public Co., Ltd.	12,300	20,997
Kasikornbank, Public Co., Ltd.	39,600	72,430
Kiatnakin Finance, Public Co., Ltd.	5,100	3,607
Kim Eng Securities Thailand, Public Co., Ltd.	2,700	1,745
Krung Thai Bank, Public Co., Ltd.	96,800	25,732
Land & Houses, Public Co.,
Ltd., Alien MKT REG	71,300	15,475
Land & Houses, Public Co., Ltd.	51,900	10,569
National Finance, Public Co., Ltd.	16,100	5,144
Precious Shipping PCL	7,400	5,730
PTT Chemical PCL *	9,497	18,760
PTT Exploration & Production, Public Co., Ltd.	8,900	102,446
PTT Public Co., Ltd.	28,500	155,688
Ratchaburi Electricity Generating Holding,
Public Co., Ltd.	10,200	10,199
Sahaviriya Steel Industries, Public Co., Ltd.	129,200	3,497
Shin Corp., Public Co., Ltd.	48,100	43,695
Siam Cement, Public Co., Ltd.	4,500	26,777
Siam Cement, Public Co., Ltd.	10,200	65,670
Siam City Cement, Public Co., Ltd.	2,200	18,027
Siam Commercial Bank PLC	27,400	34,747
Siam Makro, Public Co., Ltd.	2,100	3,559
Sino Thai Engineering & Construction, Public
Co., Ltd.	12,300	3,690
Thai Airways International, Public Co., Ltd. *	17,700	18,993
Thailand Union Frozen Products, Public Co.,
Ltd.	10,800	8,033
Tisco Finance, Public Co., Ltd.	6,500	4,399
True Corp., Public Co., Ltd. *	58,400	14,242
United Broadcasting Corp., Public Co., Ltd. *	3,700	2,369

		1,004,000
Turkey - 0.21%
Adana Cimento Sanayii Turk Anonim Sirketi,
Class A	716	5,885

The accompanying notes are an integral part of the financial statements. 81

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Turkey (continued)
Akbank AS	16,085 $	131,024
Akcansa Cimento AS	723	4,390
Aksa Akrilik Kimya Sanayii AS	199	1,871
Aksigorta AS	1,589	12,120
Alarko Holding AS *	89	3,757
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,444	40,367
Arcelik AS	2,570	17,889
Aygaz AS	1,197	5,363
Cimsa Cimento Sanayi VE Tica AS	892	6,308
Dogan Sirketler Grubu Holdings AS *	6,609	21,534
Dogan Yayin Holding AS *	5,188	20,554
Dogus Otomotiv Servis ve Ticaret AS	1,031	5,230
Eregli Demir ve Celik Fabrikalari TAS	7,252	48,064
Ford Otomotiv Sanayi AS	1,807	15,790
HACI Omer Sabanci Holdings, AS	7,679	43,501
Hurriyet Gazetecilik AS	4,833	18,968
Ihlas Holding AS	7,750	5,165
Is Gayrimenkul Yatirim Ortakligi AS	3,861	8,463
KOC Holdings AS	5,896	27,725
Migros Turk TAS	1,771	17,180
Tansas Perakende Magazacilik Ticaret AS *	3,752	6,363
Tofas Turk Otomobil Fabrik AS	2,297	4,831
Trakya Cam Sanayi AS	2,067	8,036
Tupras Turkiye Petrol Rafine AS	2,243	41,193
Turk Hava Yollari AS *	937	5,863
Turk Sise ve Cam Fabrikalari AS	3,818	13,288
Turkcell Iletisim Hizmet AS	9,481	57,571
Turkiye Garanti Bankasi AS *	24,139	87,590
Turkiye Is Bankasi AS	15,082	130,672
Ulker Gida Sanayi ve Ticaret AS	1,884	6,808
Vestel Elektronik Sanayi AS *	2,061	7,662
Yapi ve Kredi Bankasi AS *	8,661	40,406

		871,431
United Kingdom - 17.09%
3I Group PLC	19,031	277,197
Aegis Group PLC	23,790	49,882
Aggreko PLC	4,315	20,116
Alliance Unichem PLC	6,375	87,706
AMEC PLC	6,594	38,928
Amvescap PLC	24,051	182,702
Anglo American PLC	45,458	1,546,121
ARM Holdings PLC	49,673	103,298
Arriva PLC	3,806	38,102
Associated British Ports Holdings PLC	10,268	103,589
AstraZeneca Group PLC	51,706	2,513,977
Aviva PLC	74,577	903,611
BAA PLC	34,710	374,033
BAE Systems PLC	101,963	668,974
Barclays PLC	205,572	2,158,702
Barratt Developments PLC	8,585	145,480
BBA Group PLC	17,223	97,237

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Bellway PLC	2,206 $	42,804
Berkeley Group Holdings PLC *	4,318	82,449
BG Group PLC	111,309	1,099,026
BHP Billiton PLC	77,453	1,263,923
BICC PLC	16,035	98,108
BOC Group PLC	16,271	335,011
Boots Group PLC	23,722	246,657
Bovis Homes Group PLC	2,350	32,189
BP PLC	665,650	7,081,480
Brambles Industries, Ltd.	25,392	181,979
Britannic Group PLC	4,010	44,659
British Airways PLC *	19,630	112,682
British American Tobacco Australasia, Ltd.	50,059	1,118,441
British Land Company PLC	16,978	311,051
British Sky Broadcasting Group PLC	39,451	336,639
Brixton PLC	5,176	38,474
BT Group PLC	271,173	1,038,130
Bunzl PLC	8,606	94,365
Burberry Group PLC *	9,735	71,902
Cable & Wireless PLC	81,705	167,454
Cadbury Schweppes PLC	65,986	623,171
Capita Group PLC	21,885	156,751
Carnival PLC	5,579	316,416
Cattles PLC	7,108	40,222
Centrica PLC	118,446	518,588
Close Brothers Group PLC	5,143	80,214
Cobham PLC	40,202	117,113
Compass Group PLC	71,318	270,268
Cookson Group PLC *	4,273	31,211
Corus Group PLC	147,857	149,928
Daily Mail and General Trust PLC	7,669	103,861
Davis Service Group PLC	2,830	23,565
De La Rue PLC	2,758	22,160
Diageo PLC	94,626	1,370,149
Dixons Group PLC	50,213	141,314
E D & F Manitoba Treasury Management PLC	9,565	313,983
Electrocomponents PLC	9,142	44,150
EMAP PLC	6,529	96,838
EMI Group PLC	20,147	83,967
Enterprise Inns PLC	11,480	185,068
Filtrona PLC *	5,532	27,097
First Choice Holidays PLC	8,874	38,128
FirstGroup PLC	13,781	95,153
FKI PLC	9,686	19,310
Friends Provident Ethical Investment Trust PLC	63,163	205,712
Gallaher Group PLC	21,429	323,174
George Wimpey PLC	14,204	117,176
GKN PLC	25,268	125,069
GlaxoSmithKline PLC	185,379	4,680,258
Great Portland Estates PLC	2,141	15,804
Group 4 Securicor PLC	40,825	112,964
GUS PLC	27,450	486,866

The accompanying notes are an integral part of the financial statements. 82

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Hammerson PLC	9,146	$160,646
Hanson PLC	24,117	264,857
Hays PLC	43,281	93,353
HBOS PLC	124,766	2,129,281
Hilton Group PLC	52,071	325,303
HMV Group PLC	7,523	23,370
HSBC Holdings PLC	359,408	5,763,109
ICAP PLC	17,814	123,995
IMI PLC	11,927	103,107
Imperial Chemical Industries PLC	39,837	227,307
Imperial Tobacco Group PLC	22,956	685,304
Inchcape PLC	2,694	105,611
InterContinental Hotels Group PLC	14,893	214,877
International Power PLC	49,366	203,199
Intertek Group PLC	2,967	35,542
Invensys PLC *	207,115	65,852
iSOFT Group PLC	4,322	28,932
ITV PLC	135,126	261,264
J Sainsbury PLC	45,195	244,869
Johnson Matthey PLC	7,522	182,539
Kesa Electricals PLC	18,612	83,168
Kingfisher PLC	76,799	313,148
Land Securities Group PLC	15,098	431,518
Legal & General Group PLC	209,299	438,848
Liberty International PLC	8,544	143,978
Lloyds TSB Group PLC	179,404	1,506,205
Logicacmg PLC	38,271	116,585
London Stock Exchange PLC	9,338	99,502
Marconi Corp. *	3,847	25,571
Marks & Spencer Group, PLC	53,265	462,297
Meggitt PLC	14,922	92,837
MFI Furniture Group PLC	10,222	14,054
Misys PLC	9,339	38,321
Mitchells & Butler PLC	18,128	130,231
National Express Group PLC	4,797	70,943
National Grid PLC ADR	85,613	836,484
Next Group PLC	8,642	227,987
Pearson PLC	26,192	309,477
Persimmon PLC	9,597	207,493
Pilkington PLC	35,579	91,110
Premier Farnell PLC	8,655	25,696
Provident Financial PLC	9,292	87,434
Prudential Corp. PLC	75,585	714,473
Punch Taverns PLC	8,898	129,834
Rank Group PLC	22,154	116,414
Reckitt Benckiser PLC	19,755	651,877
Reed Elsevier PLC	41,123	385,891
Rentokil Initial PLC	61,395	172,520
Reuters Group PLC	46,849	346,626
Rexam PLC	18,161	158,559
Rio Tinto PLC	34,253	1,562,970
Rolls-Royce Group PLC, B Shares	1,136,735	1,954

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Rolls-Royce Group PLC *	50,735	$372,762
Royal & Sun Alliance PLC	100,074	216,280
Royal Bank of Scotland Group PLC	101,056	3,048,082
SAB Miller PLC	28,612	521,736
Schroders PLC	2,794	45,618
Scottish & Newcastle PLC	25,339	211,865
Scottish & Southern Energy PLC	27,456	478,479
Scottish Power PLC	59,316	554,063
Serco Group PLC	9,937	53,668
Severn Trent PLC	11,584	215,812
Signet Group PLC	44,455	82,133
Slough Estates PLC	15,030	154,600
Smith & Nephew PLC	30,848	283,906
Smiths Group PLC	18,351	329,897
SSL International PLC	3,164	16,613
Stagecoach Group PLC	34,597	68,676
Tate & Lyle PLC	16,884	163,370
Taylor Woodrow PLC	20,466	133,837
Tesco PLC	252,076	1,436,159
The Peninsular & Oriental Steam Navigation
Co., PLC	24,392	195,353
The Sage Group PLC	42,157	186,929
Tomkins PLC	19,718	101,580
Travis Perkins PLC	3,934	94,656
Trinity Mirror PLC	10,422	102,634
Unilever PLC	87,122	863,206
United Business Media PLC	10,133	110,934
United Utilities PLC	28,220	325,437
Vodafone Group PLC	2,013,381	4,342,673
Whitbread PLC	8,459	137,966
William Hill PLC	10,025	92,264
Wolseley PLC	19,023	400,500
WPP Group PLC	38,419	415,321
Yell Group PLC	23,717	218,684
Yorkshire Water PLC	12,377	164,643

		71,419,384
United States - 3.24%
iShares FTSE/Xinhua China 25 Index Fund *	38,147	2,350,618
iShares MSCI Brazil Index Fund	63,805	2,129,173
iShares MSCI Malaysia Index Fund	217,178	1,481,154
iShares MSCI South Korea Index Fund	169,340	7,577,965
Molson Coors Brewing Co., B Shares	1	66

		13,538,976
Venezuela - 0.01%
CIA Anonima Nacional Telefonos de
Venezuela, ADR	1,747	24,982

TOTAL COMMON STOCKS (Cost $346,769,455)		$396,359,191

PREFERRED STOCKS - 0.44%
Brazil - 0.28%
Aracruz Celulose SA *	3,300	13,141

The accompanying notes are an integral part of the financial statements. 83

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS (continued)
Brazil (continued)
Banco Bradesco SA *	4,100	$118,848
Banco Itau Holding Financeira SA *	10,922	263,288
Brasil Telecom Participacoes SA *	1,900,000	13,993
Caemi Mineracao e Metalurgica SA	31,000	45,262
Centrais Eletricas Brasileiras SA *	1,200,000	20,347
Cia Brasileira de Distribuicao Grupo Pao de
Acucar	310,000	10,207
Cia de Bebidas das Americas	80,000	30,760
Cia de Gas de Sao Paulo	60,000	6,505
Cia de Tecidos do Norte de Minas - Coteminas	80,000	7,330
CIA Energetica Minas Gerais	600,000	24,406
Cia Paranaense de Energia *	2,100,000	16,176
Cia Vale do Rio Doce *	2,800	100,407
Duratex SA *	700	8,902
Eletropaulo Metropolitana de Sao Paulo SA *	210,000	8,992
Embratel Participacoes SA *	5,000,000	14,558
Empresa Brasileira de Aeronautica SA *	3,400	33,410
Gerdau SA	1,300	21,875
Gol Linhas Aereas Inteligentes SA	1,000	28,439
Klabin SA, ADR	12,000	21,323
Lojas Americanas SA	800,000	24,488
Petroleo Brasileiro SA *	10,600	168,883
Sadia SA, ADR *	9,000	25,434
Tele Norte Leste Participacoes SA *	1,900	33,761
Telemig Celular Participacoes SA	5,100,000	9,914
Telesp Celular Participacoes SA *	1,800	6,821
Tim Participacoes SA	11,800,000	29,809
Usinas Siderurgicas de Minas Gerais SA	1,100	26,187
Votorantim Celulose e Papel SA	800	9,934
Weg SA *	3,700	12,040

		1,155,440
Germany - 0.16%
Fresenius Medical Care AG, Non-Voting	871	81,329
Henkel KGaA-Vorzug, Non-Voting	1,902	191,450
Porsche AG, Non Voting	252	181,131
RWE AG, Non Voting	1,307	84,259
Volkswagen AG, Non-Voting	3,385	130,277

		668,446
South Africa - 0.00%
Lereko Mobility Proprietary, Ltd.	356	2,218

TOTAL PREFERRED STOCKS (Cost $1,655,028)		$1,826,104

RIGHTS - 0.00%
India - 0.00%
Hindalco Industries, Ltd.	3,275	0

TOTAL RIGHTS (Cost $0)		$0

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 3.44%
AIM Short-Term Investment Trust, STIC Prime
Portfolio, Institutional Class
4.24% due 01/01/2050	$14,363,307 $	14,363,307

TOTAL SHORT TERM INVESTMENTS
(Cost $14,363,307)		$14,363,307

Total Investments (International Equity Index Trust B)
(Cost $362,787,790) - 98.74%		$412,548,602
Other Assets in Excess of Liabilities - 1.26%		5,275,689

TOTAL NET ASSETS - 100.00%		$417,824,291

The portfolio had the following five top industry concentrations as of
December 31, 2005 (as a percentage of total net assets):
Banking	13.55%
Telecommunications Equipment & Services	5.31%
Insurance	4.82%
Financial Services	4.41%
International Oil	3.97%

Mid Cap Index Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.35%
Aerospace - 0.28%
Alliant Techsystems, Inc. *	11,483 $	874,660
Sequa Corp., Class A * (a)	2,009	138,722

		1,013,382
Air Travel - 0.41%
Airtran Holdings, Inc. * (a)	27,516	441,082
Alaska Air Group, Inc. * (a)	8,649	308,942
JetBlue Airways Corp. * (a)	47,268	726,982

		1,477,006
Apparel & Textiles - 0.86%
Mohawk Industries, Inc. *	16,558	1,440,215
Polo Ralph Lauren Corp., Class A	19,050	1,069,467
Timberland Company, Class A *	17,191	559,567

		3,069,249
Auto Parts - 1.30%
Arvinmeritor, Inc. (a)	22,032	317,040
BorgWarner, Inc.	17,863	1,083,034
Federal Signal Corp. (a)	15,071	226,216
Gentex Corp. (a)	48,684	949,338
Lear Corp. (a)	21,046	598,969
Modine Manufacturing Company (a)	10,797	351,874
O'Reilly Automotive, Inc. *	35,118	1,124,127

		4,650,598
Auto Services - 0.33%
ADESA, Inc. (a)	28,065	685,347

The accompanying notes are an integral part of the financial statements. 84

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Auto Services (continued)
Copart, Inc. *	21,831	$503,423

		1,188,770
Banking - 5.13%
Associated Banc-Corp. (a)	42,760	1,391,838
Astoria Financial Corp.	27,677	813,704
Bank of Hawaii Corp.	16,079	828,712
Cathay General Bancorp, Inc. (a)	15,719	564,941
City National Corp.	13,026	943,603
Colonial Bancgroup, Inc.	48,315	1,150,863
Commerce Bancorp, Inc. (a)	54,410	1,872,248
Cullen Frost Bankers, Inc.	14,785	793,659
FirstMerit Corp.	26,045	674,826
Greater Bay Bancorp	15,813	405,129
Independence Community Bank Corp.	23,129	918,915
Investors Financial Services Corp. (a)	20,361	749,896
Mercantile Bankshares Corp.	25,719	1,451,580
New York Community Bancorp, Inc. (a)	74,207	1,225,900
SVB Financial Group * (a)	11,119	520,814
TCF Financial Corp.	35,622	966,781
Texas Regional Bancshares, Inc., Class A (a)	12,923	365,721
Washington Federal, Inc.	27,245	626,363
Webster Financial Corp.	16,860	790,734
Westamerica Bancorporation	10,058	533,778
Wilmington Trust Corp.	21,250	826,837

		18,416,842
Biotechnology - 1.51%
Cephalon, Inc. * (a)	18,201	1,178,333
Charles River Laboratories International, Inc. *	22,661	960,147
Invitrogen Corp. *	16,560	1,103,558
Martek Biosciences Corp. * (a)	9,938	244,574
Millennium Pharmaceuticals, Inc. *	97,274	943,558
Protein Design Labs, Inc. * (a)	35,355	1,004,789

		5,434,959
Broadcasting - 0.43%
Belo Corp., Class A	29,660	635,020
Emmis Communications Corp., Class A * (a)	11,552	230,000
Entercom Communications Corp. *	11,946	354,438
Westwood One, Inc.	20,552	334,998

		1,554,456
Building Materials & Construction - 0.26%
Dycom Industries, Inc. * (a)	12,580	276,760
RPM International, Inc. (a)	36,889	640,762

		917,522
Business Services - 5.43%
Acxiom Corp.	23,733	545,859
Alliance Data Systems Corp. *	21,477	764,581
Banta Corp.	7,513	374,147
Brinks Company	18,406	881,831
Cadence Design Systems, Inc. *	88,894	1,504,086
Catalina Marketing Corp. (a)	12,337	312,743

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Ceridian Corp. *	45,516	$1,131,073
Certegy, Inc.	19,466	789,541
ChoicePoint, Inc. *	28,100	1,250,731
Corporate Executive Board Company	12,383	1,110,755
CSG Systems International, Inc. *	15,229	339,911
Deluxe Corp. (a)	15,883	478,714
DST Systems, Inc. * (a)	19,748	1,183,103
Dun & Bradstreet Corp. *	20,802	1,392,902
Fair Isaac Corp.	20,486	904,867
Gartner Group, Inc., Class A * (a)	18,141	234,019
Harte-Hanks, Inc.	17,790	469,478
Jacobs Engineering Group, Inc. *	18,230	1,237,270
Kelly Services, Inc., Class A	6,057	158,815
Korn/Ferry International * (a)	13,204	246,783
Manpower, Inc.	27,364	1,272,426
MPS Group, Inc. * (a)	31,694	433,257
Navigant Consulting Company *	15,823	347,790
Reynolds & Reynolds Company, Class A	16,025	449,822
Rollins, Inc.	9,204	181,411
Sotheby's Holdings, Inc., Class A * (a)	14,048	257,921
SRA International, Inc., Class A *	11,649	355,760
The BISYS Group, Inc. *	37,852	530,306
Wind River Systems, Inc. *	23,423	345,958

		19,485,860
Cellular Communications - 0.41%
RF Micro Devices, Inc. * (a)	59,235	320,461
Telephone & Data Systems, Inc.	32,152	1,158,437

		1,478,898
Chemicals - 2.74%
Airgas, Inc.	20,995	690,736
Albemarle Corp. (a)	11,978	459,356
Cabot Corp.	19,436	695,809
Cabot Microelectronics Corp. * (a)	7,611	223,231
Chemtura Corp.	75,167	954,621
Cytec Industries, Inc.	12,427	591,898
Ferro Corp.	13,129	246,300
FMC Corp. *	11,897	632,563
Lubrizol Corp.	21,308	925,406
Lyondell Chemical Company	64,215	1,529,601
Minerals Technologies, Inc. (a)	6,293	351,716
Olin Corp.	22,473	442,269
Techne Corp. *	12,179	683,851
The Scotts Company, Class A	14,141	639,739
Valspar Corp.	31,729	782,754

		9,849,850
Coal - 1.39%
Arch Coal, Inc. (a)	20,269	1,611,385
Peabody Energy Corp.	41,200	3,395,704

		5,007,089
Colleges & Universities - 0.68%
Career Education Corp. *	30,698	1,035,137

The accompanying notes are an integral part of the financial statements. 85

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Colleges & Universities (continued)
Corinthian Colleges, Inc. * (a)	28,640	$337,379
DeVry, Inc. * (a)	18,342	366,840
ITT Educational Services, Inc. *	11,900	703,409

		2,442,765
Computers & Business Equipment - 4.07%
3Com Corp. *	121,248	436,493
Anteon International Corp. *	10,253	557,250
CDW Corp.	19,671	1,132,459
Cognizant Technology Solutions Corp.,
Class A *	43,299	2,180,105
Diebold, Inc.	21,722	825,436
GTECH Holdings Corp.	39,194	1,244,017
Henry, Jack & Associates, Inc. (a)	23,445	447,331
Ingram Micro, Inc., Class A *	36,323	723,917
National Instruments Corp.	17,359	556,356
Plexus Corp. *	13,650	310,401
Sandisk Corp. *	57,689	3,624,023
Sybase, Inc. * (a)	28,546	624,016
Tech Data Corp. *	17,692	702,019
Western Digital Corp. *	67,585	1,257,757

		14,621,580
Construction Materials - 0.58%
Granite Construction, Inc. (a)	10,322	370,663
Martin Marietta Materials, Inc.	14,527	1,114,512
Trinity Industries, Inc. (a)	13,663	602,128

		2,087,303
Containers & Glass - 0.47%
Longview Fibre Company	16,004	333,043
Packaging Corp. of America (a)	19,649	450,944
Sonoco Products Company	31,054	912,988

		1,696,975
Crude Petroleum & Natural Gas - 2.69%
Helmerich & Payne, Inc. (a)	16,297	1,008,947
Newfield Exploration Company *	39,867	1,996,141
Patterson-UTI Energy, Inc.	54,144	1,784,045
Pioneer Natural Resources Company	40,273	2,064,797
Plains Exploration & Production Company *	24,565	975,967
Pogo Producing Company	18,771	934,984
Quicksilver Resources, Inc. * (a)	20,942	879,773

		9,644,654
Domestic Oil - 1.06%
Denbury Resources, Inc. *	35,894	817,665
Forest Oil Corp. *	17,123	780,295
Noble Energy, Inc.	54,815	2,209,045

		3,807,005
Drugs & Health Care - 0.73%
Hillenbrand Industries, Inc.	19,147	946,053
Intuitive Surgical, Inc. *	11,115	1,303,456
Perrigo Company (a)	26,049	388,391

		2,637,900

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Educational Services - 0.42%
Education Management Corp. *	20,957	$702,269
Laureate Education, Inc. *	15,593	818,789

		1,521,058
Electrical Equipment - 0.61%
AMETEK, Inc.	21,991	935,497
Hubbell, Inc., Class B	19,013	857,867
Varian, Inc. *	9,753	388,072

		2,181,436
Electrical Utilities - 3.82%
Alliant Corp.	36,611	1,026,571
Black Hills Corp. (a)	10,380	359,252
DPL, Inc.	39,958	1,039,308
Duquesne Light Holdings, Inc. (a)	24,431	398,714
Great Plains Energy, Inc. (a)	23,404	654,376
Hawaiian Electric Industries, Inc. (a)	25,366	656,979
IDACORP, Inc. (a)	13,261	388,547
Northeast Utilities	47,021	925,843
NSTAR	33,466	960,474
OGE Energy Corp.	28,378	760,247
Pepco Holdings, Inc.	59,267	1,325,803
PNM Resources, Inc.	21,546	527,662
Puget Energy, Inc.	36,179	738,775
Quanta Services, Inc. * (a)	36,973	486,934
Sierra Pacific Resources * (a)	57,472	749,435
Westar Energy, Inc.	27,179	584,349
Wisconsin Energy Corp.	36,654	1,431,705
WPS Resources Corp. (a)	12,532	693,145

		13,708,119
Electronics - 2.97%
Amphenol Corp., Class A	27,848	1,232,552
Arrow Electronics, Inc. *	37,463	1,199,940
Avnet, Inc. *	45,720	1,094,537
Harman International Industries, Inc.	20,637	2,019,330
Imation Corp. (a)	10,747	495,114
Kemet Corp. * (a)	27,164	192,050
Mentor Graphics Corp. *	24,809	256,525
Synopsys, Inc. *	45,219	907,093
Teleflex, Inc. (a)	12,689	824,531
Thomas & Betts Corp. *	16,593	696,242
Vishay Intertechnology, Inc. * (a)	57,689	793,801
Zebra Technologies Corp., Class A *	22,043	944,543

		10,656,258
Energy - 1.67%
Energy East Corp.	46,279	1,055,161
Hanover Compressor Company * (a)	28,771	405,959
MDU Resources Group, Inc.	37,557	1,229,616
SCANA Corp.	35,871	1,412,600
Southwestern Energy Company *	52,230	1,877,146

		5,980,482

The accompanying notes are an integral part of the financial statements. 86

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services - 3.75%
A.G. Edwards, Inc.	24,032	$1,126,140
Americredit Corp. *	43,183	1,106,780
Eaton Vance Corp.	40,902	1,119,079
IndyMac Bancorp, Inc. (a)	20,114	784,848
Jeffries Group, Inc.	15,469	695,796
LaBranche & Company, Inc. * (a)	18,995	192,039
Legg Mason, Inc.	38,174	4,569,046
Leucadia National Corp. (a)	25,738	1,221,525
Moneygram International, Inc.	26,686	695,971
Raymond James Financial, Inc.	17,825	671,468
SEI Investment Company (a)	19,900	736,300
Waddell & Reed Financial, Inc., Class A	26,239	550,232

		13,469,224
Food & Beverages - 1.47%
Bob Evans Farms, Inc. (a)	11,221	258,756
Dean Foods Company *	42,174	1,588,273
Hormel Foods Corp.	22,870	747,392
PepsiAmericas, Inc.	19,257	447,918
Sensient Technologies Corp. (a)	14,746	263,953
Smithfield Foods, Inc. *	30,980	947,988
The J.M. Smucker Company	18,290	804,760
Tootsie Roll Industries, Inc. (a)	7,882	228,026

		5,287,066
Forest Products - 0.26%
Rayonier, Inc.	23,767	947,115
Furniture & Fixtures - 0.10%
Furniture Brands International, Inc. (a)	15,935	355,829
Gas & Pipeline Utilities - 2.30%
AGL Resources, Inc.	24,331	846,962
Aquila, Inc. *	116,998	421,193
Equitable Resources, Inc.	37,873	1,389,560
National Fuel Gas Company (a)	26,464	825,412
ONEOK, Inc.	30,572	814,132
Questar Corp.	26,721	2,022,780
Vectren Corp. (a)	23,843	647,576
Western Gas Resources, Inc. (a)	18,003	847,761
WGL Holdings, Inc. (a)	15,258	458,656

		8,274,032
Healthcare Products - 2.97%
Advanced Medical Optics, Inc. *	20,905	873,829
Beckman Coulter, Inc.	19,473	1,108,014
Cytyc Corp. *	35,704	1,007,924
DENTSPLY International, Inc.	24,637	1,322,761
Edwards Lifesciences Corp. *	18,717	778,814
Gen-Probe, Inc. *	15,925	776,981
Henry Schein, Inc. *	27,312	1,191,896
INAMED Corp. *	11,390	998,675
STERIS Corp.	21,420	535,928
Varian Medical Systems, Inc. *	41,215	2,074,763

		10,669,585

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Services - 2.64%
Apria Healthcare Group, Inc. * (a)	15,530	$374,428
Covance, Inc. *	19,604	951,774
Health Net, Inc. *	35,878	1,849,511
Lincare Holdings, Inc. *	30,468	1,276,914
Omnicare, Inc.	37,414	2,140,829
Renal Care Group, Inc. *	21,410	1,012,907
UnitedHealth Group, Inc.	30,278	1,881,475

		9,487,838
Homebuilders - 1.07%
Beazer Homes USA, Inc. (a)	12,907	940,146
Hovnanian Enterprises, Inc., Class A * (a)	11,219	556,911
Ryland Group, Inc.	14,648	1,056,560
Toll Brothers, Inc. *	37,075	1,284,278

		3,837,895
Hotels & Restaurants - 1.40%
Applebee's International, Inc. (a)	23,901	539,924
Boyd Gaming Corp.	13,694	652,656
Brinker International, Inc.	26,947	1,041,771
CBRL Group, Inc.	14,650	514,948
Outback Steakhouse, Inc. (a)	20,586	856,583
Ruby Tuesday, Inc. (a)	19,616	507,858
The Cheesecake Factory, Inc. *	24,606	920,018

		5,033,758
Household Products - 0.62%
Blyth, Inc. (a)	8,349	174,912
Church & Dwight, Inc. (a)	20,155	665,720
Energizer Holdings, Inc. *	20,465	1,018,952
Tupperware Corp.	16,736	374,886

		2,234,470
Industrial Machinery - 2.10%
AGCO Corp. *	28,359	469,909
Cooper Cameron Corp. *	35,540	1,471,356
Donaldson Company, Inc. (a)	21,381	679,916
Flowserve Corp. *	17,319	685,140
FMC Technologies, Inc. * (a)	21,573	925,913
Graco, Inc.	21,477	783,481
Grant Prideco, Inc. *	40,286	1,777,418
Kennametal, Inc.	12,079	616,512
Tecumseh Products Company, Class A (a)	5,790	132,649

		7,542,294
Industrials - 0.82%
Crane Company	15,625	551,093
Fastenal Company (a)	38,810	1,520,964
Harsco Corp.	13,078	882,896

		2,954,953
Insurance - 5.57%
American Financial Group, Inc.	14,580	558,560
Amerus Group Company (a)	12,111	686,330
Arthur J. Gallagher & Company (a)	29,829	921,120
Brown & Brown, Inc. (a)	34,844	1,064,136

The accompanying notes are an integral part of the financial statements. 87

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Everest Re Group, Ltd.	19,384	$1,945,184
Fidelity National Financial, Inc.	54,371	2,000,309
First American Corp.	29,989	1,358,502
Hanover Insurance Group, Inc.	16,824	702,738
HCC Insurance Holdings, Inc.	33,150	983,892
Horace Mann Educators Corp.	13,462	255,240
Mercury General Corp.	11,120	647,406
Ohio Casualty Corp.	19,932	564,474
Old Republic International Corp.	57,410	1,507,587
PMI Group, Inc. (a)	28,059	1,152,383
Protective Life Corp.	21,837	955,805
Radian Group, Inc.	26,015	1,524,219
Stancorp Financial Group, Inc.	17,101	854,195
Unitrin, Inc.	14,243	641,647
W.R. Berkley Corp.	35,137	1,673,224

		19,996,951
Internet Service Provider - 0.12%
Avocent Corp. *	15,326	416,714
Internet Software - 1.03%
Checkfree Corp. *	28,410	1,304,019
F5 Networks, Inc. *	12,352	706,411
McAfee, Inc. *	52,566	1,426,116
RSA Security, Inc. *	22,236	249,710

		3,686,256
Leisure Time - 0.23%
Callaway Golf Company	20,601	285,118
International Speedway Corp., Class A	11,027	528,193

		813,311
Manufacturing - 1.03%
Carlisle Companies, Inc.	9,556	660,798
Lancaster Colony Corp. (a)	7,978	295,585
Mine Safety Appliances Company (a)	8,263	299,203
Nordson Corp.	10,232	414,498
Pentair, Inc.	31,704	1,094,422
SPX Corp.	20,620	943,777

		3,708,283
Medical-Hospitals - 1.20%
Community Health Systems, Inc. * (a)	27,738	1,063,475
Lifepoint Hospitals, Inc. * (a)	17,889	670,837
Triad Hospitals, Inc. *	26,990	1,058,818
Universal Health Services, Inc., Class B (a)	17,100	799,254
VCA Antech, Inc. *	25,890	730,098

		4,322,482
Metal & Metal Products - 0.83%
Precision Castparts Corp.	41,633	2,157,006
Timken Company	26,071	834,793

		2,991,799
Mining - 0.42%
Joy Global, Inc.	38,073	1,522,920

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Mobile Homes - 0.12%
Thor Industries, Inc. (a)	10,834	$434,118
Newspapers - 0.54%
Lee Enterprises, Inc. (a)	14,248	525,894
Washington Post Company, Class B	1,834	1,403,010

		1,928,904
Office Furnishings & Supplies - 0.43%
Herman Miller, Inc.	21,635	609,891
HNI Corp.	17,164	942,818

		1,552,709
Paper - 0.33%
Bowater, Inc. (a)	17,522	538,276
P.H. Glatfelter Company (a)	13,808	195,935
Potlatch Corp. (a)	9,148	466,365

		1,200,576
Petroleum Services - 1.90%
ENSCO International, Inc.	48,023	2,129,820
Pride International, Inc. *	49,646	1,526,615
Smith International, Inc.	62,788	2,330,063
Tidewater, Inc.	18,953	842,650

		6,829,148
Pharmaceuticals - 2.14%
Barr Pharmaceuticals, Inc. *	33,712	2,099,921
IVAX Corp. * (a)	68,613	2,149,645
Par Pharmaceutical Companies, Inc. * (a)	10,730	336,278
Sepracor, Inc. * (a)	33,239	1,715,132
Valeant Pharmaceuticals International	29,025	524,772
Vertex Pharmaceuticals, Inc. * (a)	31,059	859,403

		7,685,151
Pollution Control - 0.63%
Republic Services, Inc.	38,249	1,436,250
Stericycle, Inc. *	13,825	814,016

		2,250,266
Publishing - 0.57%
American Greetings Corp., Class A (a)	20,591	452,384
Media General, Inc., Class A	7,534	381,974
Readers Digest Association, Inc., Class A	30,872	469,872
Scholastic Corp. *	11,173	318,542
Valassis Communications, Inc. * (a)	14,910	433,434

		2,056,206
Railroads & Equipment - 0.16%
GATX Corp. (a)	15,856	572,084
Real Estate - 3.22%
AMB Property Corp., REIT	26,776	1,316,576
Developers Diversified Realty Corp., REIT	34,109	1,603,805
Highwoods Properties, Inc., REIT	16,929	481,630
Hospitality Properties Trust, REIT	22,535	903,653
Liberty Property Trust, REIT (a)	27,649	1,184,760
Mack-California Realty Corp., REIT	19,393	837,778
New Plan Realty Trust, Inc., REIT	32,657	756,989

The accompanying notes are an integral part of the financial statements. 88

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Regency Centers Corp., REIT	21,267	$1,253,690
The Macerich Company, REIT	18,781	1,260,956
United Dominion Realty Trust, Inc., REIT (a)	42,984	1,007,545
Weingarten Realty Investors, REIT	25,185	952,245

		11,559,627
Retail Grocery - 0.99%
Ruddick Corp.	10,907	232,101
Whole Foods Market, Inc.	43,138	3,338,450

		3,570,551
Retail Trade - 6.90%
99 Cents Only Stores * (a)	15,037	157,287
Abercrombie & Fitch Company, Class A	27,458	1,789,712
Advance Auto Parts, Inc. *	33,895	1,473,077
Aeropostale, Inc. *	17,031	447,915
American Eagle Outfitters, Inc. (a)	41,219	947,213
AnnTaylor Stores Corp. *	22,778	786,296
Barnes & Noble, Inc.	16,490	703,628
BJ's Wholesale Club, Inc. * (a)	21,193	626,465
Borders Group, Inc.	20,922	453,380
CarMax, Inc. * (a)	32,800	907,904
Chico's FAS, Inc. *	56,705	2,491,051
Claire's Stores, Inc.	31,135	909,765
Dollar Tree Stores, Inc. *	33,334	798,016
Foot Locker, Inc.	48,897	1,153,480
GameStop Corp., Class A * (a)	17,902	569,642
Michael's Stores, Inc.	41,886	1,481,508
MSC Industrial Direct Company, Inc., Class A	16,902	679,798
Pacific Sunwear of California, Inc. *	23,242	579,191
Payless ShoeSource, Inc. *	21,496	539,549
PETsMART, Inc.	43,986	1,128,681
Pier 1 Imports, Inc. (a)	27,164	237,142
Regis Corp. (a)	14,181	546,961
Rent-A-Center, Inc. *	22,238	419,409
Ross Stores, Inc. (a)	45,288	1,308,823
Saks, Inc. *	43,548	734,219
United Rentals, Inc. * (a)	20,976	490,629
Urban Outfitters, Inc. *	34,575	875,093
Williams-Sonoma, Inc. *	36,165	1,560,520

		24,796,354
Sanitary Services - 0.31%
Aqua America, Inc. (a)	40,316	1,100,627
Semiconductors - 3.20%
Atmel Corp. *	133,243	411,721
Credence Systems Corp. * (a)	31,152	216,818
Cree, Inc. * (a)	23,777	600,132
Cypress Semiconductor Corp. * (a)	42,413	604,385
Fairchild Semiconductor International, Inc. *	37,636	636,425
Integrated Device Technology, Inc. *	62,550	824,409
International Rectifier Corp. *	22,182	707,606
Intersil Corp., Class A	48,405	1,204,316
Lam Research Corp. *	42,611	1,520,361

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Lattice Semiconductor Corp. *	35,600	$153,792
MEMC Electronic Materials, Inc. *	51,750	1,147,298
Micrel, Inc. * (a)	20,449	237,208
Microchip Technology, Inc.	65,856	2,117,270
Semtech Corp. *	22,824	416,766
Silicon Laboratories, Inc. * (a)	14,043	514,816
Triquint Semiconductor, Inc. * (a)	43,867	195,208

		11,508,531
Software - 0.59%
Activision, Inc. *	85,756	1,178,288
Advent Software, Inc. * (a)	5,040	145,706
Macrovision Corp. *	15,952	266,877
McDATA Corp., Class A * (a)	47,934	182,149
Transaction Systems Architects, Inc., Class A *	11,647	335,317

		2,108,337
Steel - 0.24%
Steel Dynamics, Inc. (a)	12,020	426,830
Worthington Industries, Inc.	22,381	429,939

		856,769
Telecommunications Equipment &
Services - 0.76%
ADTRAN, Inc.	21,221	631,112
Commscope, Inc. * (a)	17,237	346,981
Newport Corp. *	12,514	169,439
Plantronics, Inc.	14,847	420,170
Polycom, Inc. *	29,472	450,922
Powerwave Technologies, Inc. * (a)	34,654	435,601
UTStarcom, Inc. * (a)	32,933	265,440

		2,719,665
Telephone - 0.58%
Cincinnati Bell, Inc. *	77,133	270,737
Harris Corp.	41,915	1,802,764

		2,073,501
Tires & Rubber - 0.04%
Bandag, Inc. (a)	3,668	156,514
Tobacco - 0.10%
Universal Corp.	8,057	349,352
Transportation - 1.74%
Alexander & Baldwin, Inc.	13,752	745,908
C.H. Robinson Worldwide, Inc.	53,554	1,983,105
Expeditors International of Washington, Inc.	33,411	2,255,577
Overseas Shipholding Group, Inc.	9,270	467,115
Yellow Roadway Corp. * (a)	18,199	811,857

		6,263,562
Trucking & Freight - 0.68%
CNF, Inc.	16,352	913,913
J.B. Hunt Transport Services, Inc.	38,768	877,708
Swift Transportation, Inc. *	16,427	333,468

The accompanying notes are an integral part of the financial statements. 89

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trucking & Freight (continued)
Werner Enterprises, Inc. (a)	16,169	$318,529

		2,443,618

TOTAL COMMON STOCKS (Cost $285,348,884)		$346,098,961

SHORT TERM INVESTMENTS - 20.65%
Federal Home Loan Mortgage Corporation Discount
Note
zero coupon due 01/03/2006	$5,390,000	$5,388,748
Federal National Mortgage Association Discount
Note
zero coupon due 01/17/2006	6,110,000	6,098,676
State Street Navigator Securities Lending
Prime Portfolio (c)	61,115,650	61,115,650
United States Treasury Bill
zero coupon due 01/26/2006 *** ****	1,600,000	1,596,025

TOTAL SHORT TERM INVESTMENTS
(Cost $74,198,852)		$74,199,099

REPURCHASE AGREEMENTS - 0.14%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
3.00% to be repurchased at
$497,166 on 01/03/2006,
collateralized by $500,000 U.S.
Treasury Notes, 4.375% due
08/15/2012 (valued at $509,550,
including interest) (c)	$497,000	$497,000

TOTAL REPURCHASE AGREEMENTS
(Cost $497,000)		$497,000

Total Investments (Mid Cap Index Trust)
(Cost $360,044,736) - 117.14%		$420,795,060
Liabilities in Excess of Other Assets - (17.14)%		(61,584,399)

TOTAL NET ASSETS - 100.00%		$359,210,661

Small Cap Index Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.03%
Advertising - 0.32%
aQuantive, Inc. * (a)	14,657	$369,943
Marchex, Inc., Class B * (a)	5,413	121,738
ValueClick, Inc. * (a)	22,816	413,198
Ventiv Health, Inc. * (a)	7,051	166,544

		1,071,423
Aerospace - 1.29%
AAR Corp. * (a)	8,565	205,132
ARGON ST, Inc. *	2,487	77,047
Armor Holdings, Inc. * (a)	8,985	383,210
Aviall, Inc. *	8,698	250,502
BE Aerospace, Inc. *	15,022	330,484
Curtiss Wright Corp. (a)	5,625	307,125

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace (continued)
DRS Technologies, Inc. (a)	7,060	$363,025
EDO Corp. (a)	4,340	117,440
Esterline Technologies Corp. *	6,583	244,822
GenCorp, Inc. * (a)	14,320	254,180
HEICO Corp. (a)	6,199	160,430
Herley Industries, Inc. * (a)	3,988	65,842
Innovative Solutions & Support, Inc. * (a)	3,775	48,245
Integral Systems, Inc.	3,415	64,407
K&F Industries Holdings, Inc. *	4,445	68,275
Moog, Inc., Class A *	8,913	252,951
MTC Technologies, Inc. * (a)	2,768	75,788
Orbital Sciences Corp., Class A *	14,677	188,453
Sequa Corp., Class A *	1,680	116,004
Teledyne Technologies, Inc. *	8,733	254,130
Triumph Group, Inc. *	4,185	153,213
United Industrial Corp. (a)	2,694	111,451
Woodward Governor Company	2,597	223,368

		4,315,524
Agriculture - 0.12%
Delta & Pine Land Company	9,681	222,760
Tejon Ranch Company * (a)	2,344	93,572
The Andersons, Inc.	2,049	88,271

		404,603
Air Freight - 0.07%
ABX Air, Inc. * (a)	15,956	124,935
ExpressJet Holdings, Inc. * (a)	12,032	97,339

		222,274
Air Travel - 0.53%
Airtran Holdings, Inc. * (a)	22,777	365,115
Alaska Air Group, Inc. *	7,160	255,755
Continental Airlines, Inc., Class B * (a)	21,740	463,062
Frontier Airlines, Inc. * (a)	9,806	90,608
Mesa Air Group, Inc. * (a)	8,419	88,063
Republic Airways Holdings, Inc. * (a)	4,225	64,220
SkyWest, Inc. (a)	15,034	403,813
World Air Holdings, Inc. *	6,556	63,069

		1,793,705
Aluminum - 0.12%
Aleris International Inc. *	8,075	260,338
Century Aluminum Company *	6,069	159,069

		419,407
Amusement & Theme Parks - 0.02%
Great Wolf Resorts, Inc. * (a)	7,169	73,912
Apparel & Textiles - 1.29%
Brown Shoe, Inc.	4,907	208,204
Carter's, Inc. *	4,788	281,774
Cherokee, Inc.	2,377	81,745
Deckers Outdoor Corp. * (a)	2,881	79,573
dELiA*s, Inc. * (a)	5,507	45,708
Dixie Group, Inc. * (a)	3,502	48,258

The accompanying notes are an integral part of the financial statements. 90

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Apparel & Textiles (continued)
G & K Services, Class A	5,240	$205,670
Goodys Family Clothing, Inc. (a)	5,687	54,538
Guess, Inc. * (a)	4,229	150,552
Hartmarx Corp. * (a)	7,569	59,114
Interface, Inc., Class A *	12,415	102,051
Joseph A. Bank Clothiers, Inc. * (a)	3,595	156,059
Kellwood Company (a)	7,425	177,309
K-Swiss, Inc., Class A	6,709	217,640
Maidenform Brands, Inc. * (a)	3,800	48,108
Movado Group, Inc.	5,344	97,795
Oakley, Inc. (a)	6,533	95,970
Oxford Industries, Inc. (a)	3,765	205,946
Perry Ellis International, Inc. * (a)	3,042	57,798
Phillips - Van Heusen Corp. (a)	8,579	277,960
Russell Corp.	8,958	120,575
Skechers United States of America, Inc.,
Class A *	6,171	94,540
Stage Stores, Inc.	7,335	218,436
Stride Rite Corp.	10,409	141,146
The Gymboree Corp. *	8,325	194,805
Under Armour, Inc. * (a)	2,398	91,867
Unifirst Corp.	2,619	81,451
Warnaco Group, Inc. *	12,320	329,190
Wellman, Inc.	9,093	61,651
Wolverine World Wide, Inc.	15,340	344,536

		4,329,969
Auto Parts - 0.73%
Accuride Corp. *	3,117	40,209
Aftermarket Technology Corp. * (a)	5,917	115,026
American Axle & Manufacturing Holdings, Inc.	11,166	204,673
Arvinmeritor, Inc. (a)	18,381	264,503
Commercial Vehicle Group, Inc. * (a)	3,999	75,101
CSK Auto Corp. *	12,169	183,508
Federal Signal Corp. (a)	12,966	194,620
Hayes Lemmerz International, Inc. * (a)	10,721	37,738
Keystone Automotive Industries, Inc. *	4,294	135,175
LKQ Corp. * (a)	3,747	129,721
Modine Manufacturing Company	9,117	297,123
Noble International, Ltd. (a)	2,453	51,121
Pep Boys - Manny, Moe & Jack (a)	14,646	218,079
Standard Motor Products, Inc., Class A (a)	4,481	41,360
Strattec Security Corp. *	1,305	52,748
Superior Industries International, Inc. (a)	5,962	132,714
Titan International, Inc. (a)	4,320	74,520
Visteon Corp. * (a)	33,808	211,638

		2,459,577
Auto Services - 0.14%
Dollar Thrifty Automotive Group, Inc. *	6,619	238,747
Lithia Motors, Inc., Class A	4,247	133,526
Midas, Inc. * (a)	4,636	85,117

		457,390

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Automobiles - 0.24%
Americas Car Mart, Inc. * (a)	3,055	$50,469
Monaco Coach Corp. (a)	7,065	93,964
Monro Muffler Brake, Inc.	3,040	92,173
Rush Enterprises, Inc., Class A *	5,934	88,298
Tenneco Automotive, Inc. * (a)	11,473	224,985
United Auto Group, Inc.	7,020	268,164

		818,053
Banking - 8.96%
1st Source Corp.	3,455	86,893
Alabama National BanCorp (a)	3,703	239,806
Amcore Financial, Inc. (a)	5,712	173,702
Americanwest BanCorp * (a)	3,707	87,596
Ameris Bancorp. (a)	4,349	86,284
Ames National Corp. (a)	2,715	69,803
Anchor BanCorp Wisconsin, Inc.	6,217	188,624
Arrow Financial Corp.	3,722	97,330
BancorpSouth, Inc. (a)	20,364	449,433
Bank Granite Corp. (a)	4,696	87,017
Bank Mutual Corp.	15,791	167,385
Bank of the Ozarks, Inc. (a)	3,316	122,360
BankAtlantic Bancorp, Inc., Class A (a)	11,667	163,338
BankFinancial Corp. *	7,574	111,186
BankUnited Financial Corp., Class A (a)	7,072	187,903
Banner Corp.	3,425	106,860
Berkshire Hill Bancorp, Inc.	2,737	91,689
BFC Financial Corp. *	8,056	44,469
Boston Private Financial Holdings, Inc. (a)	7,480	227,542
Brookline Bancorp, Inc. (a)	16,796	237,999
Camden National Corp.	2,542	83,581
Capital City Bank Group, Inc. (a)	3,388	116,175
Capital Corp of the West	2,835	91,996
Capital Crossing Bank * (a)	2,056	68,670
Capitol Bancorp, Ltd. (a)	3,565	133,474
Cardinal Financial Corp.	7,723	84,953
Cascade Bancorp	5,160	118,732
Cathay General Bancorp, Inc. (a)	11,953	429,591
Centennial Bank Holdings Inc * (a)	12,486	154,452
Center Financial Corp.	3,261	82,047
Central Coast Bancorp *	3,815	94,383
Central Pacific Financial Corp.	8,082	290,305
Chemical Financial Corp. (a)	6,901	219,176
Chittenden Corp.	12,259	340,923
Citizens & Northern Corp. (a)	2,752	70,540
Citizens Banking Corp.	11,425	317,044
City Bank Lynnwood WA	2,694	95,826
Coastal Financial Corp. (a)	5,655	72,723
CoBiz, Inc. (a)	4,635	84,496
Columbia Bancorp	1,988	82,005
Columbia Banking System, Inc. (a)	4,564	130,302
Community Bank Systems, Inc. (a)	8,151	183,805
Community Banks, Inc. (a)	6,051	169,428

The accompanying notes are an integral part of the financial statements. 91

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Community Trust Bancorp, Inc.	4,301	$132,256
Corus Bankshares, Inc. (a)	4,898	275,610
CVB Financial Corp.	12,621	256,333
Digital Insight Corp. *	9,159	293,271
Dime Community Bancorp, Inc.	7,578	110,715
Doral Financial Corp. (a)	22,371	237,133
Enterprise Financial Services Corp. (a)	2,848	64,593
F.N.B. Corp. (a)	15,195	263,785
Fidelity Bankshares, Inc.	6,028	197,116
Financial Institutions, Inc.	1,901	37,298
First BanCorp Puerto Rico	17,839	221,382
First Bancorp (a)	4,144	83,543
First Charter Corp. (a)	8,189	193,752
First Citizens Bancshares, Inc.	1,579	275,409
First Commonwealth Financial Corp. (a)	18,913	244,545
First Community Bancorp	3,549	192,959
First Community Bancshares, Inc. (a)	3,166	98,653
First Defiance Financial Corp.	2,582	69,946
First Financial BanCorp (a)	9,460	165,739
First Financial Bankshares, Inc. (a)	5,025	176,176
First Financial Corp.	4,089	110,403
First Financial Holdings, Inc. (a)	3,883	119,286
First Indiana Corp. (a)	3,146	108,159
First Merchants Corp. (a)	5,450	141,700
First Midwest Bancorp, Inc.	11,999	420,685
First Niagara Financial Group, Inc.	30,278	438,123
First Place Financial Corp.	4,568	109,860
First Republic Bank	5,702	211,031
First State Bancorporation	4,616	110,738
FirstFed Financial Corp. * (a)	4,389	239,288
Flagstar Bancorp, Inc. (a)	9,119	131,314
Flushing Financial Corp.	6,095	94,899
Franklin Bank Corp. * (a)	5,983	107,634
Frontier Financial Corp. (a)	6,644	212,608
GB&T Bancshares, Inc. (a)	4,198	89,879
Glacier Bancorp, Inc.	8,399	252,390
Gold Banc Corp., Inc.	10,989	200,220
Great Southern Bancorp, Inc. (a)	3,218	88,849
Greater Bay Bancorp (a)	13,461	344,871
Greenhill & Company, Inc. (a)	3,169	177,971
Hancock Holding Company	7,124	269,358
Hanmi Financial Corp.	10,545	188,334
Harleysville National Corp. (a)	7,523	143,689
Heritage Commerce Corp. *	4,000	86,000
Horizon Financial Corp.	3,827	83,582
Hudson United Bancorp	11,589	483,030
IBERIABANK Corp.	2,726	139,053
Independent Bank Corp. - MA	4,455	127,101
Independent Bank Corp. - MI (a)	6,208	169,044
Integra Bank Corp.	4,829	103,051
Interchange Financial Services Corp.	5,732	98,877
Irwin Financial Corp. (a)	4,978	106,629

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
KNBT Bancorp, Inc.	9,129	$148,711
Lakeland Bancorp, Inc. (a)	6,113	89,861
Lakeland Financial Corp.	2,257	91,138
Macatawa Bank Corp. (a)	2,981	108,449
MAF Bancorp, Inc.	8,536	353,220
Main Street Banks, Inc. (a)	4,370	118,995
MainSource Financial Group, Inc. (a)	4,341	77,487
MB Financial, Inc.	5,986	211,904
MBT Financial Corp. (a)	4,947	80,141
Mercantile Bankcorp	2,455	94,518
Mid-State Bancshares	6,261	167,482
Midwest Banc Holdings, Inc.	3,879	86,308
Nara Bancorp, Inc. (a)	5,353	95,176
National Penn Bancshares, Inc. (a)	11,822	225,209
Netbank, Inc. (a)	13,000	93,340
Newalliance Bancshares, Inc. (a)	29,811	433,452
Northern Empire Bancshares * (a)	2,710	64,119
Northwest Bancorp, Inc. (a)	5,347	113,677
Old National Bancorp	17,965	388,763
Old Second Bancorp, Inc. (a)	4,088	124,970
Omega Financial Corp. (a)	3,938	109,752
Oriental Financial Group, Inc. (a)	5,930	73,295
Pacific Capital Bancorp (a)	12,077	429,700
Park National Corp. (a)	3,223	330,809
Partners Trust Financial Group, Inc.	13,640	164,362
Peapack Gladstone Financial Corp. (a)	3,111	86,797
Pennfed Financial Services, Inc.	3,204	59,018
Peoples Bancorp, Inc. (a)	3,130	89,299
PFF Bancorp, Inc.	5,272	160,901
PremierWest Bancorp *	4,441	62,174
PrivateBancorp, Inc. (a)	4,519	160,741
Prosperity Bancshares, Inc. (a)	5,723	164,479
Provident Bankshares Corp. (a)	8,741	295,184
Provident Financial Services, Inc. (a)	19,043	352,486
Provident New York Bancorp	11,357	125,041
R & G Financial Corp., Class B (a)	7,662	101,138
Renasant Corp.	3,356	106,150
Republic Bancorp, Inc. (a)	20,769	247,151
S & T Bancorp, Inc. (a)	7,272	267,755
S.Y. Bancorp, Inc. (a)	4,147	103,758
Sandy Spring Bancorp, Inc. (a)	4,284	149,426
SCBT Financial Corp.	3,058	102,198
Seacoast Banking Corp. of Florida	3,877	88,977
Security Bank Corp.	3,438	80,071
Signature Bank *	3,143	88,224
Simmons First National Corp., Class A	4,273	118,362
Southwest Bancorp, Inc.	4,140	82,800
State Bancorp, Inc.	3,765	63,026
Sterling Bancorp	5,749	113,428
Sterling Bancshares, Inc.	12,252	189,171
Sterling Financial Corp., Pennsylvania (a)	7,179	142,144
Sterling Financial Corp., Washington	9,158	228,767

The accompanying notes are an integral part of the financial statements. 92

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Suffolk Bancorp	3,220	$108,739
Summit Bankshares, Inc.	4,134	74,329
Susquehanna Bancshares, Inc.	12,358	292,637
SVB Financial Group * (a)	9,301	435,659
Texas Capital Bancshares, Inc. *	6,135	137,485
Texas Regional Bancshares, Inc., Class A	10,876	307,791
Tierone Corp.	5,097	149,903
Tompkins Trustco, Inc.	2,067	92,602
Trico Bancshares	3,774	88,274
TrustCo Bank Corp. (a)	20,386	253,194
Trustmark Corp.	12,418	341,122
U.S.B. Holding Company, Inc. (a)	3,509	76,005
UCBH Holdings, Inc. (a)	24,041	429,853
Umpqua Holdings Corp. (a)	11,912	339,849
Union Bankshares Corp.	2,654	114,387
United Bankshares, Inc.	9,858	347,396
United Community Banks, Inc.	8,552	227,996
Univest Corp. of Pennsylvania (a)	3,435	83,367
Unizan Financial Corp.	6,258	166,212
Vineyard National Bancorp Company (a)	2,620	80,801
Virginia Commerce Bancorp, Inc. * (a)	3,068	89,248
Virginia Financial Group, Inc.	2,557	92,129
W Holding Company, Inc. (a)	28,319	233,065
Washington Trust Bancorp, Inc.	3,647	95,478
Wesbanco, Inc. (a)	6,209	188,816
West Bancorp. , Inc. (a)	5,578	104,309
West Coast Bancorp	4,448	117,650
Westamerica Bancorporation (a)	8,645	458,790
Western Sierra Bancorp *	2,447	89,046
Wilshire Bancorp, Inc. (a)	4,632	79,624
Wintrust Financial Corp.	6,254	343,345
Yardville National Bancorp	2,885	99,965

		30,082,286
Biotechnology - 1.91%
Aastrom Biosciences, Inc. * (a)	27,659	58,361
Applera Corp. - Celera Genomics Group *	19,399	212,613
Arena Pharmaceuticals, Inc. * (a)	9,572	136,114
Arqule, Inc. * (a)	8,945	54,743
Bio Reference Labs, Inc. *	3,065	57,653
Bio-Rad Laboratories, Inc., Class A * (a)	4,657	304,754
Cell Therapeutics, Inc. * (a)	20,602	44,912
Cotherix, Inc. * (a)	3,618	38,423
deCODE genetics, Inc. * (a)	14,585	120,472
Digene Corp. * (a)	3,986	116,272
Discovery Laboratories, Inc. * (a)	14,993	100,153
Exelixis, Inc. *	22,133	208,493
Genitope Corp. * (a)	6,814	54,171
Geron Corp. * (a)	16,805	144,691
Human Genome Sciences, Inc. * (a)	34,225	292,966
ICOS Corp. * (a)	16,799	464,156
Integra LifeSciences Holdings Corp. * (a)	5,466	193,824

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Intermune, Inc. * (a)	6,776	$113,837
Keryx Biopharmaceuticals, Inc. * (a)	7,347	107,560
Lexicon Genetics, Inc. * (a)	17,710	64,642
Martek Biosciences Corp. * (a)	8,254	203,131
Medarex, Inc. * (a)	29,265	405,320
MGI Pharma, Inc. * (a)	20,220	346,975
Molecular Devices Corp. * (a)	4,815	139,298
Momenta Pharmaceuticals, Inc. * (a)	2,467	54,373
Monogram Biosciences, Inc. * (a)	33,661	62,946
Myogen, Inc. * (a)	5,413	163,256
Myriad Genetics, Inc. * (a)	9,778	203,382
Nabi Biopharmaceuticals * (a)	15,851	53,576
Nektar Therapeutics * (a)	22,381	368,391
Neurocrine Biosciences, Inc. * (a)	9,622	603,588
Orchid Cellmark, Inc. * (a)	7,125	54,150
PRA International *	3,010	84,732
Progenics Pharmaceuticals, Inc. *	5,352	133,854
Serologicals Corp. * (a)	9,132	180,266
StemCells, Inc. * (a)	16,689	57,577
Tanox, Inc. * (a)	6,546	107,158
Telik, Inc. * (a)	13,791	234,309
Trimeris, Inc. * (a)	4,904	56,347

		6,401,439
Broadcasting - 0.63%
Citadel Broadcasting Corp. (a)	11,541	155,111
Cox Radio, Inc., Class A *	10,361	145,883
Cumulus Media, Inc., Class A * (a)	14,503	179,982
Emmis Communications Corp., Class A * (a)	8,504	169,315
Entercom Communications Corp. * (a)	9,436	279,966
Entravision Communications Corp., Class A * (a)	20,536	146,216
Gray Television, Inc.	11,811	115,984
Journal Communications, Inc. (a)	7,621	106,313
Mediacom Communications Corp., Class A * (a)	16,784	92,144
Radio One, Inc., Class D * (a)	22,036	228,073
Regent Communications, Inc. *	11,139	51,685
Saga Communications, Inc., Class A * (a)	5,736	62,350
Salem Communications Corp., Class A * (a)	3,545	62,002
Sinclair Broadcast Group, Inc., Class A	12,440	114,448
Spanish Broadcasting System, Inc., Class A *	10,936	55,883
World Wrestling Entertainment, Inc., Class A	6,108	89,666
WorldSpace, Inc. * (a)	3,532	51,249

		2,106,270
Building Materials & Construction - 1.21%
Apogee Enterprises, Inc.	7,678	124,537
Beacon Roofing Supply, Inc. * (a)	4,416	126,872
Builders FirstSource, Inc. *	3,277	70,029
Corrections Corp. of America *	10,260	461,392
Dycom Industries, Inc. * (a)	12,842	282,524
Eagle Materials, Inc. (a)	4,797	586,961
ElkCorp (a)	5,325	179,239
Griffon Corp. * (a)	7,687	183,027

The accompanying notes are an integral part of the financial statements. 93

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Building Materials & Construction
(continued)
Hughes Supply, Inc.	17,283	$619,596
Infrasource Services, Inc. * (a)	3,597	47,049
Interline Brands, Inc. * (a)	3,485	79,284
Lennox International, Inc.	13,083	368,941
Levitt Corp., Class A (a)	4,506	102,466
LSI Industries, Inc.	5,530	86,600
NCI Building Systems, Inc. * (a)	5,449	231,474
Perini Corp. * (a)	5,330	128,719
Trex Company, Inc. * (a)	3,179	89,171
WCI Commmunities, Inc. * (a)	9,086	243,959
Williams Scotsman International Inc *	2,919	50,528

		4,062,368
Business Services - 4.60%
ABM Industries, Inc. (a)	10,632	207,856
Acxiom Corp.	23,114	531,622
Administaff, Inc. (a)	5,169	217,356
ADVO, Inc. (a)	8,329	234,711
AMERCO, Inc. *	2,737	197,201
Arbitron, Inc.	8,319	315,956
Banta Corp.	6,515	324,447
BearingPoint, Inc. * (a)	48,003	377,304
Black Box Corp.	4,486	212,547
Bowne & Company, Inc. (a)	9,113	135,237
Bright Horizons Family Solutions, Inc. *	7,225	267,686
Catalina Marketing Corp. (a)	13,121	332,617
CDI Corp. (a)	3,414	93,544
Central Parking Corp. (a)	5,475	75,117
Clark, Inc. (a)	4,671	61,891
Coinstar, Inc. *	6,840	156,157
Compucredit Corp. * (a)	5,188	199,634
COMSYS IT Partners, Inc. * (a)	3,770	41,659
CoStar Group, Inc. * (a)	4,362	188,308
CRA International, Inc. * (a)	2,994	142,784
CSG Systems International, Inc. *	13,302	296,901
DiamondCluster International, Inc., Class A * (a)	8,175	64,910
eFunds Corp. *	12,002	281,327
Electro Rent Corp. * (a)	5,273	78,620
Ennis Business Forms, Inc. (a)	7,123	129,425
Euronet Worldwide, Inc. * (a)	8,252	229,406
Exponent, Inc. *	2,603	73,873
FactSet Research Systems, Inc. (a)	8,986	369,864
Forrester Research, Inc. *	3,665	68,719
FTI Consulting, Inc. * (a)	10,267	281,726
Gartner Group, Inc., Class A * (a)	14,726	189,965
Geo Group, Inc. *	2,967	68,033
Gevity HR, Inc.	7,292	187,550
Global Cash Access, Inc. *	3,318	48,410
GSI Commerce, Inc. * (a)	8,607	129,880
Healthcare Services Group, Inc. (a)	7,219	149,506
Heidrick & Struggles International, Inc. *	5,234	167,750
Hudson Highland Group, Inc. *	6,392	110,965

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Huron Consulting Group, Inc. * (a)	1,934	$46,397
Infocrossing, Inc. * (a)	6,026	51,884
Informatica Corp. *	22,922	275,064
Insight Enterprises, Inc. *	12,963	254,204
Intervoice Brite, Inc. *	10,276	81,797
Jackson Hewitt Tax Service, Inc.	9,903	274,412
John H. Harland Company (a)	7,221	271,510
Kanbay International, Inc. * (a)	6,678	106,113
Kelly Services, Inc., Class A	5,010	131,362
Kforce, Inc. *	8,867	98,956
Korn/Ferry International * (a)	9,041	168,976
Labor Ready, Inc. * (a)	14,003	291,542
LECG Corp. *	4,134	71,849
MAXIMUS, Inc.	5,045	185,101
McGrath Rentcorp	5,548	154,234
MPS Group, Inc. * (a)	27,218	372,070
Navigant Consulting Company *	12,935	284,311
NCO Group, Inc. *	8,602	145,546
Paxar Corp. *	9,384	184,208
Perot Systems Corp., Class A *	21,488	303,840
PHH Corp. * (a)	13,695	383,734
Pre-Paid Legal Services, Inc. (a)	2,600	99,346
Quest Software, Inc. * (a)	16,917	246,819
Rent-Way, Inc. * (a)	8,015	51,216
Resource America, Inc.	4,638	79,078
Resources Connection, Inc. * (a)	12,505	325,880
Rollins, Inc. (a)	7,746	152,674
Scansource, Inc. * (a)	3,370	184,272
Seachange International, Inc. * (a)	7,398	58,444
SFBC International, Inc. * (a)	4,832	77,360
Sirva, Inc. *	6,385	51,080
Sonicwall, Inc. *	14,303	113,280
Sotheby's Holdings, Inc., Class A * (a)	9,781	179,579
Source Interlink Companies * (a)	8,912	99,101
SOURCECORP, Inc. *	4,360	104,553
Spherion Corp. *	16,523	165,395
StarTek, Inc. (a)	3,517	63,306
TALX Corp. (a)	5,014	229,190
Teletech Holdings, Inc. * (a)	9,537	114,921
TETRA Technologies, Inc. *	13,739	215,290
Tyler Technologies, Inc. * (a)	10,027	88,037
URS Corp. *	10,684	401,825
Viad Corp.	6,085	178,473
Viisage Technology, Inc. * (a)	3,702	65,192
Volt Information Sciences, Inc. *	2,356	44,811
Watson Wyatt & Company Holdings (a)	8,697	242,646
Wind River Systems, Inc. * (a)	18,791	277,543
Wireless Facilities, Inc. *	15,201	77,525
Zhone Technologies, Inc. * (a)	29,884	63,354

		15,427,764

The accompanying notes are an integral part of the financial statements. 94

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cable and Television - 0.18%
Charter Communications, Inc., Class A *	97,515	$118,969
Lin TV Corp. * (a)	7,680	85,555
LodgeNet Entertainment Corp. * (a)	5,151	71,805
Superior Essex, Inc. *	5,001	100,820
Time Warner Telecom, Inc., Class A * (a)	13,405	132,039
TiVo, Inc. * (a)	15,326	78,469

		587,657
Cellular Communications - 0.34%
Dobson Communications Corp., Class A * (a)	36,190	271,425
Novatel Wireless, Inc * (a)	7,705	93,308
RF Micro Devices, Inc. * (a)	49,201	266,177
Syniverse Holdings, Inc. *	4,682	97,854
UbiquiTel, Inc. * (a)	20,134	199,125
USA Mobility, Inc. * (a)	7,088	196,479

		1,124,368
Chemicals - 1.33%
A. Schulman, Inc. (a)	8,271	177,992
Albany Molecular Research, Inc. *	6,379	77,505
American Vanguard Corp. (a)	3,064	72,004
Arch Chemicals, Inc.	6,377	190,672
Balchem Corp. (a)	2,469	73,601
Cabot Microelectronics Corp. * (a)	6,555	192,258
Calgon Carbon Corp. (a)	10,227	58,192
Cambrex Corp. (a)	7,116	133,567
CF Industries Holdings, Inc.	10,901	166,240
Ferro Corp. (a)	11,016	206,660
Georgia Gulf Corp. (a)	8,987	273,384
Glenayre Technologies, Inc. * (a)	18,387	59,758
H.B. Fuller Company	7,541	241,840
Hercules, Inc. *	29,756	336,243
MacDermid, Inc.	8,113	226,353
Minerals Technologies, Inc. (a)	5,332	298,005
Newmarket Corp. * (a)	4,756	116,332
Octel Corp.	4,165	67,764
Olin Corp. (a)	18,635	366,737
OM Group, Inc. *	7,581	142,220
Pioneer Companies, Inc. * (a)	3,225	96,653
Polyone Corp. *	24,501	157,541
Rockwood Holdings, Inc. *	5,360	105,753
Terra Industries, Inc. * (a)	24,438	136,853
Tronox, Inc. *	3,562	46,555
UAP Holding Corp.	8,828	180,268
W. R. Grace & Company * (a)	17,724	166,606
Westlake Chemical Corp. (a)	3,510	101,123

		4,468,679
Coal - 0.11%
Foundation Coal Holdings, Inc.	6,194	235,372
James River Coal Company * (a)	3,460	132,172

		367,544
Colleges & Universities - 0.18%
Corinthian Colleges, Inc. * (a)	24,032	283,097

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Colleges & Universities (continued)
DeVry, Inc. * (a)	15,360	$307,200

		590,297
Commercial Services - 0.40%
CBIZ, Inc. * (a)	16,970	102,159
Cenveo, Inc. *	13,003	171,120
Chemed Corp. (a)	6,701	332,906
Color Kinetics, Inc. * (a)	3,778	54,365
First Advantage Corp., Class A *	1,515	40,466
Morningstar, Inc. * (a)	2,269	78,598
Odyssey Marine Exploration, Inc. * (a)	11,335	40,126
Providence Service Corp. *	2,798	80,554
TNS, Inc. *	2,954	56,658
Vertrue, Inc. * (a)	2,192	77,443
Waste Services, Inc. * (a)	17,614	58,655
Wright Express Corp. * (a)	10,619	233,618

		1,326,668
Computers & Business Equipment - 3.05%
3Com Corp. * (a)	100,562	362,023
3D Systems Corp. * (a)	3,410	61,380
ADE Corp. *	2,761	66,430
Advanced Digital Information Corp. * (a)	16,978	166,215
Agilysys, Inc.	8,074	147,108
Anteon International Corp. *	7,289	396,157
Applied Films Corp. *	4,186	86,943
Benchmark Electronics, Inc. *	10,849	364,852
Blue Coat Systems, Inc. * (a)	2,759	126,141
Brocade Communications Systems, Inc. *	70,682	287,676
Brooks Automation, Inc. *	19,760	247,593
Cogent, Inc. * (a)	6,245	141,637
Cyberguard Corp. *	5,966	52,680
Digi International, Inc. *	6,616	69,402
Dot Hill Systems Corp. * (a)	11,994	83,118
Echelon Corp. * (a)	8,276	64,801
Electronics For Imaging, Inc. *	14,166	376,957
Extreme Networks, Inc. * (a)	32,268	153,273
Falconstor Software, Inc. * (a)	7,046	52,070
FileNET Corp. *	10,818	279,645
Foundry Networks, Inc. *	32,102	443,329
Gateway, Inc. * (a)	67,968	170,600
Henry, Jack & Associates, Inc.	19,049	363,455
Hypercom Corp. *	14,395	91,984
IHS, Inc., Class A *	2,577	52,880
InPhonic, Inc. * (a)	4,453	38,697
Intergraph Corp. * (a)	7,302	363,713
Intermec, Inc. *	12,820	433,316
Ixia * (a)	8,667	128,098
Komag, Inc. * (a)	7,573	262,480
Kronos, Inc. *	8,444	353,466
Lexar Media, Inc. * (a)	21,143	173,584
Maxtor Corp. * (a)	66,544	461,815
Merge Technologies, Inc. *	4,906	122,846
The accompanying notes are an integral part of the financial statements. 95

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment
(continued)
Micros Systems, Inc. *	9,992	$482,813
Mobility Electronics, Inc. * (a)	7,348	70,982
MTS Systems Corp. (a)	5,206	180,336
Multi-Fineline Electronix, Inc. *	2,109	101,591
Ness Technologies, Inc. *	5,446	58,653
Netscout Systems, Inc. * (a)	7,257	39,551
Palm, Inc. * (a)	10,963	348,623
Phoenix Technology, Ltd. *	7,708	48,252
Plexus Corp. *	11,364	258,417
Quantum Corp. * (a)	48,806	148,858
Rackable Systems Inc. *	1,414	40,271
Radiant Systems, Inc. *	6,510	79,162
RadiSys Corp. * (a)	5,481	95,041
Rimage Corp. *	2,809	81,405
SI International, Inc. * (a)	2,734	83,578
Silicon Storage Technology, Inc. * (a)	23,299	117,660
Sonic Solutions * (a)	6,476	97,852
Standard Microsystems Corp. *	5,492	157,565
Stratasys, Inc. * (a)	2,975	74,405
Sykes Enterprises, Inc. *	6,942	92,815
Synaptics, Inc. *	5,867	145,032
Trident Microsystems, Inc. * (a)	13,226	238,068
Witness Systems, Inc. *	7,241	142,430

		10,229,724
Construction & Mining Equipment - 0.54%
A.S.V., Inc. * (a)	4,727	118,081
Astec Industries, Inc. *	4,179	136,486
Bucyrus International, Inc., Class A (a)	5,322	280,469
Carbo Ceramics, Inc.	5,170	292,208
Dril-Quip, Inc. *	1,880	88,736
Gulf Islands Fabrication, Inc.	2,951	71,739
Kaman Corp., Class A	5,925	116,663
Layne Christensen Company *	2,793	71,026
Parker Drilling Company *	25,336	274,389
Washington Group International, Inc. *	6,800	360,196

		1,809,993
Construction Materials - 1.03%
Ameron International Corp. (a)	2,386	108,754
Applied Industrial Technologies, Inc. (a)	8,006	269,722
Clarcor, Inc. (a)	13,617	404,561
Comfort Systems USA, Inc.	10,958	100,814
EMCOR Group, Inc. *	4,027	271,943
Granite Construction, Inc. (a)	9,098	326,709
JLG Industries, Inc. (a)	13,196	602,529
Regal-Beloit Corp. (a)	6,451	228,366
Simpson Manufacturing, Inc.	9,525	346,234
Standex International Corp.	3,820	106,043
Trinity Industries, Inc. (a)	10,760	474,193
Universal Forest Products, Inc. (a)	4,141	228,790

		3,468,658

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Containers & Glass - 0.52%
Graphic Packaging Corp. * (a)	17,618	$40,169
Greif, Inc., Class A (a)	4,077	270,224
Jarden Corp. * (a)	16,874	508,751
Longview Fibre Company	13,428	279,437
Mobile Mini, Inc. * (a)	3,957	187,562
Silgan Holdings, Inc.	5,876	212,241
TAL International Group Inc. *	2,010	41,506
West Pharmaceutical Services, Inc. (a)	8,207	205,421

		1,745,311
Cosmetics & Toiletries - 0.29%
Chattem, Inc. * (a)	4,732	172,197
Elizabeth Arden, Inc. * (a)	6,951	139,437
Nature's Sunshine Products, Inc. (a)	3,286	59,411
Nu Skin Enterprises, Inc., Class A	14,874	261,485
Parlux Fragrances, Inc. * (a)	1,813	55,351
Playtex Products, Inc. *	10,976	150,042
Revlon, Inc., Class A * (a)	39,118	121,266

		959,189
Crude Petroleum & Natural Gas - 0.97%
Bois d'Arc Energy, Inc. * (a)	3,590	56,937
Cabot Oil & Gas Corp., Class A	12,766	575,746
Cascade Natural Gas Corp.	4,681	91,326
Cimarex Energy Company * (a)	21,131	908,844
Edge Petroleum Corp. *	4,645	115,707
Endeavour International Corp. *	15,867	52,361
FX Energy, Inc. * (a)	9,557	76,265
Gasco Energy, Inc. * (a)	17,190	112,251
Goodrich Petroleum Corp. * (a)	2,818	70,873
Harvest Natural Resources, Inc. * (a)	10,142	90,061
Hydril * (a)	5,031	314,941
Parallel Petroleum Corp. * (a)	9,166	155,914
Petroquest Energy, Inc. * (a)	10,890	90,169
Swift Energy Company * (a)	7,424	334,600
Toreador Resources Corp. * (a)	3,828	80,656
Tri-Valley Corp. * (a)	6,504	50,601
W&T Offshore, Inc. (a)	3,223	94,756

		3,272,008
Domestic Oil - 1.87%
Atlas America, Inc. *	3,252	195,836
Berry Petroleum Company, Class A (a)	4,506	257,743
Brigham Exploration Company * (a)	6,969	82,652
Carrizo Oil & Gas, Inc. * (a)	5,278	130,419
Comstock Resources, Inc. * (a)	10,661	325,267
Delta Petroleum Corp. * (a)	8,743	190,335
Encore Aquisition Company *	12,915	413,797
Energy Partners, Ltd. *	8,778	191,273
Frontier Oil Corp. (a)	14,356	538,781
Giant Industries, Inc. *	3,790	196,928
Holly Corp. (a)	5,423	319,252
Houston Exploration Company * (a)	7,431	392,357
KCS Energy, Inc. * (a)	13,052	316,119

The accompanying notes are an integral part of the financial statements. 96

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Domestic Oil (continued)
McMoran Exploration Company * (a)	5,671	$112,116
Meridian Resource Corp. * (a)	23,194	97,415
Oil States International, Inc. *	10,651	337,424
Remington Oil Gas Corp. * (a)	6,134	223,891
St. Mary Land & Exploration Company (a)	14,977	551,303
Stone Energy Corp. *	6,212	282,832
Syntroleum Corp. * (a)	10,410	94,002
TETRA Technologies, Inc. *	8,980	274,070
Warren Resources, Inc. *	5,769	91,266
Whiting Petroleum Corp. *	8,565	342,600
Williams Clayton Energy, Inc. *	1,647	68,746
World Fuel Services Corp.	7,131	240,457

		6,266,881
Drugs & Health Care - 2.41%
1 800 Contacts * (a)	2,900	33,959
Abaxis, Inc. *	5,553	91,513
Abiomed, Inc. * (a)	5,792	53,518
Acadia Pharmaceuticals, Inc. * (a)	4,862	47,891
Alpharma, Inc., Class A	10,411	296,818
Antigenics, Inc. * (a)	8,451	40,227
Ariad Pharmaceuticals, Inc. * (a)	16,216	94,864
Arrow International, Inc. (a)	5,651	163,822
Beverly Enterprises, Inc. * (a)	28,770	335,746
Bioenvision, Inc. *	11,087	72,398
Biomarin Pharmaceutical, Inc. * (a)	19,522	210,447
Candela Corp. * (a)	6,606	95,391
Cell Genesys, Inc. * (a)	12,648	75,003
CNS, Inc.	3,846	84,266
Conmed Corp. *	7,913	187,222
Conor Medsystems, Inc. * (a)	2,263	43,789
Curagen Corp. * (a)	13,167	40,554
Curis, Inc. *	13,880	49,413
CV Therapeutics, Inc. * (a)	11,427	282,590
Datascope Corp. (a)	3,283	108,503
Dendreon Corp. * (a)	15,775	85,501
Diversa Corp. * (a)	7,026	33,725
DOV Pharmaceutical, Inc. * (a)	6,194	90,928
Durect Corp., Inc. * (a)	10,643	53,960
Enzo Biochem, Inc. * (a)	7,438	92,380
Enzon Pharmaceuticals, Inc. *	11,991	88,733
Gentiva Health Services, Inc. *	6,546	96,488
Healthextras, Inc. *	5,612	140,861
IDX Systems Corp. * (a)	6,594	289,608
I-Flow Corp. * (a)	5,533	80,892
Illumina, Inc. * (a)	9,553	134,697
Immucor Corp. * (a)	11,967	279,549
Immunogen, Inc. *	11,517	59,082
Intuitive Surgical, Inc. *	9,082	1,065,045
Invacare Corp.	8,047	253,400
K-V Pharmaceutical Company, Class A *	9,623	198,234
Landauer, Inc.	2,498	115,133

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Drugs & Health Care (continued)
Luminex Corp. * (a)	7,224	$83,943
Mannatech, Inc. (a)	4,420	61,040
Matria Healthcare, Inc. * (a)	5,445	211,048
Maxygen, Inc. *	7,213	54,170
Mentor Corp. (a)	8,413	387,671
Meridian Bioscience, Inc. (a)	4,936	99,411
Molina Healthcare, Inc. * (a)	2,993	79,734
Nanogen, Inc. * (a)	14,664	38,420
NDCHealth Corp. * (a)	9,627	185,127
NeoPharm, Inc. * (a)	4,871	52,558
Neurogen Corp. *	6,848	45,128
New River Pharmaceuticals, Inc. * (a)	1,600	83,008
Northfield Laboratories, Inc. * (a)	6,434	86,216
Option Care, Inc. (a)	6,118	81,736
OraSure Technologies, Inc. * (a)	12,009	105,919
Parexel International Corp. * (a)	7,065	143,137
Perrigo Company (a)	22,259	331,882
Res-Care, Inc. *	5,655	98,227
Savient Pharmaceuticals, Inc. *	17,012	63,625
Seattle Genetics, Inc. *	7,715	36,415
Vital Signs, Inc.	1,600	68,512
Zymogenetics, Inc. * (a)	8,121	138,138

		8,101,215
Educational Services - 0.24%
eCollege.com * (a)	4,885	88,076
Educate, Inc. * (a)	5,074	59,873
Leapfrog Enterprises, Inc., Class A * (a)	8,655	100,831
Strayer Education, Inc. (a)	3,874	362,994
Universal Technical Institute, Inc. *	5,754	178,029

		789,803
Electrical Equipment - 1.40%
A.O. Smith Corp. (a)	4,406	154,651
American Science & Engineering, Inc. *	2,177	135,780
Anaren, Inc. *	5,055	79,010
Anixter International, Inc. *	8,274	323,679
Artesyn Technologies, Inc. * (a)	10,193	104,988
Audiovox Corp., Class A *	4,762	66,001
Baldor Electric Company	8,921	228,824
C & D Technologies, Inc.	7,397	56,365
Cohu, Inc.	5,808	132,829
DTS, Inc. *	4,918	72,786
Encore Wire Corp. *	4,441	101,077
Excel Technology, Inc. *	3,446	81,946
General Cable Corp. * (a)	10,504	206,929
Genlyte Group, Inc. * (a)	6,364	340,920
Global Power Equipment Group, Inc. * (a)	10,241	46,289
Greatbatch, Inc. * (a)	5,765	149,948
Littelfuse, Inc. *	6,073	165,489
Methode Electronics, Inc., Class A	9,986	99,560
Metrologic Instruments, Inc. *	3,249	62,576
Plug Power, Inc. * (a)	13,688	70,219

The accompanying notes are an integral part of the financial statements. 97

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
Power-One, Inc. * (a)	19,893	$119,756
Sirf Technology Holdings, Inc. * (a)	9,110	271,478
Ultralife Batteries, Inc. * (a)	4,352	52,224
Universal Electronics, Inc. *	4,384	75,536
Varian, Inc. *	8,468	336,942
Vicor Corp.	5,098	80,599
W.H. Brady Company, Class A	10,805	390,925
Watsco, Inc.	5,557	332,364
Wesco International, Inc. * (a)	8,280	353,804

		4,693,494
Electrical Utilities - 1.44%
Allete, Inc. (a)	6,636	291,984
Avista Corp.	12,916	228,742
Black Hills Corp.	8,517	294,774
Central Vermont Public Service Corp.	4,276	77,011
CH Energy Group, Inc. (a)	4,239	194,570
Cleco Corp.	13,205	275,324
Connecticut Water Service, Inc.	3,381	82,868
Duquesne Light Holdings, Inc. (a)	20,309	331,443
El Paso Electric Company * (a)	12,721	267,650
Empire District Electric Company (a)	7,148	145,319
IDACORP, Inc. (a)	11,000	322,300
ITC Holdings Corp. (a)	3,354	94,214
MGE Energy, Inc.	5,533	187,624
NorthWestern Corp.	9,416	292,555
Otter Tail Corp.	7,748	224,537
Pike Electric Corp. *	3,609	58,538
Quanta Services, Inc. * (a)	30,654	403,713
Sierra Pacific Resources * (a)	45,687	595,759
UIL Holding Corp.	3,883	178,579
Unisource Energy Corp. (a)	9,066	282,859

		4,830,363
Electronics - 1.84%
Adaptec, Inc. * (a)	29,732	173,040
Analogic Corp. (a)	3,696	176,854
Ansoft Corp. *	1,889	64,321
August Technology Corp. *	5,224	57,412
Bel Fuse, Inc., Class B	3,198	101,696
Belden CDT, Inc. (a)	11,496	280,847
Bell Microproducts, Inc. * (a)	8,396	64,229
Checkpoint Systems, Inc. * (a)	9,892	243,838
CTS Corp. (a)	9,834	108,764
Cubic Corp. (a)	4,416	88,143
Daktronics, Inc. (a)	4,170	123,307
Electro Scientific Industries, Inc. *	7,572	182,864
Enersys * (a)	12,210	159,218
Engineered Support Systems, Inc.	10,870	452,627
Fargo Electronics, Inc. *	3,640	70,070
FEI Company * (a)	6,375	122,209
Franklin Electric, Inc.	5,956	235,500
Hutchinson Technology, Inc. *	6,690	190,331

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronics (continued)
Identix, Inc. * (a)	24,139	$120,936
II-VI, Inc. *	6,251	111,705
Imation Corp.	8,749	403,066
Integrated Silicon Solution, Inc. * (a)	10,069	64,844
Itron, Inc. *	6,103	244,364
Keithley Instruments, Inc. (a)	3,813	53,306
Kemet Corp. * (a)	22,803	161,217
LaBarge, Inc. *	3,032	43,570
LeCroy Corp. *	3,631	55,518
LoJack Corp. *	4,616	111,384
Measurement Specialties, Inc. * (a)	3,392	82,595
Medis Technologies, Ltd. * (a)	4,068	59,840
Mentor Graphics Corp. * (a)	20,834	215,424
Mercury Computer Systems, Inc. *	5,803	119,716
OSI Systems, Inc. * (a)	4,222	77,643
Park Electrochemical Corp.	5,319	138,188
Photon Dynamics, Inc. * (a)	4,599	84,070
Portalplayer, Inc. * (a)	4,023	113,931
Rogers Corp. * (a)	4,458	174,665
Supertex, Inc. *	2,682	118,679
Sycamore Networks, Inc. * (a)	46,355	200,254
Taser International, Inc. * (a)	16,296	113,746
Technitrol, Inc.	10,770	184,167
TTM Technologies, Inc. *	11,153	104,838
Universal Display Corp. * (a)	6,434	67,621
X-Rite, Inc. (a)	6,340	63,400

		6,183,957
Energy - 0.65%
Alon USA Energy, Inc. *	2,831	55,629
Covanta Holding Corp. * (a)	28,383	427,448
Evergreen Solar, Inc. * (a)	10,413	110,898
Fuelcell Energy, Inc. * (a)	12,721	107,747
Hanover Compressor Company * (a)	23,726	334,774
Headwaters, Inc. * (a)	10,874	385,375
KFx, Inc. * (a)	15,501	265,222
New Jersey Resources Corp.	7,204	301,776
Pioneer Drilling Company * (a)	5,233	93,828
Quantum Fuel Systems Technologies
Worldwide, Inc. * (a)	12,903	34,580
SunPower Corp. *	1,876	63,765

		2,181,042
Financial Services - 2.60%
Accredited Home Lenders Holding Company * (a)	4,646	230,349
Ace Cash Express, Inc. * (a)	3,291	76,845
Actrade Financial Technologies, Ltd. * (a)	722	917
Advance America Cash Advance Centers,
Inc. (a)	18,037	223,659
Advanta Corp., Class B (a)	5,131	166,450
Archipelago Holdings, Inc. * (a)	7,750	385,717
Asset Acceptance Capital Corp. *	2,451	55,049
Asta Funding, Inc. (a)	2,856	78,083

The accompanying notes are an integral part of the financial statements. 98

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Bankrate, Inc. * (a)	2,530	$74,686
Calamos Asset Management, Inc.	6,190	194,675
Charter Municipal Mortgage Acceptance
Company, SBI (a)	10,947	231,857
City Holding Company	4,956	178,168
Collegiate Funding Services * (a)	4,325	85,419
Commercial Capital Bancorp, Inc.	11,781	201,691
Delphi Financial Group, Inc. (a)	7,466	343,511
Encore Capital Group, Inc. * (a)	4,038	70,059
Federal Agricultural Mortgage Corp., Class C (a)	3,180	95,177
Financial Federal Corp. (a)	4,703	209,048
Fremont General Corp. (a)	17,042	395,886
GFI Group, Inc. * (a)	1,589	75,366
Harbor Florida Bancshares, Inc. (a)	5,619	208,184
IntercontinentalExchange Inc. *	3,879	141,002
International Securities Exchange, Inc. * (a)	3,122	85,917
Investment Technology Group, Inc. *	10,434	369,781
Investors Bancorp Inc *	8,178	90,203
Investors Real Estate Trust, SBI (a)	13,382	123,516
Ipayment, Inc. * (a)	3,341	138,718
ITLA Capital Corp. *	1,875	91,594
Knight Capital Group, Inc. * (a)	28,370	280,579
LaBranche & Company, Inc. * (a)	14,221	143,774
MarketAxess Holdings, Inc. * (a)	6,465	73,895
Moneygram International, Inc.	22,736	592,955
Nasdaq Stock Market, Inc. * (a)	11,751	413,400
National Financial Partners Corp. (a)	9,265	486,876
NBT Bancorp, Inc.	8,708	188,006
Ocwen Financial Corp. * (a)	9,913	86,243
optionsXpress Holdings, Inc. (a)	5,592	137,284
Piper Jaffray Companies, Inc. *	5,490	221,796
Portfolio Recovery Associates, Inc. * (a)	4,197	194,909
Sanders Morris Harris Group, Inc. (a)	4,064	66,609
Stifel Financial Corp. *	2,389	89,803
SWS Group, Inc.	4,778	100,051
UMB Financial Corp.	4,087	261,200
United Community Financial Corp.	8,733	103,137
Waddell & Reed Financial, Inc., Class A (a)	20,104	421,581
World Acceptance Corp. *	5,184	147,744
WSFS Financial Corp.	1,789	109,576

		8,740,945
Food & Beverages - 1.40%
Bob Evans Farms, Inc. (a)	9,371	216,095
Buffalo Wild Wings, Inc. * (a)	2,141	71,103
Chiquita Brands International, Inc. (a)	10,958	219,270
Coca-Cola Bottling Company (a)	1,648	70,864
Corn Products International, Inc.	19,744	471,684
Denny's Corp. * (a)	24,402	98,340
Domino's Pizza, Inc.	8,335	201,707
Fisher Communications, Inc. *	1,976	81,866
Flowers Foods, Inc.	13,198	363,737
Gold Kist, Inc. *	13,698	204,785

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Beverages (continued)
Green Medium Term Note Coffee, Inc. *	1,354	$54,972
Hain Celestial Group, Inc. *	7,875	166,635
Hansen Natural Corp. * (a)	3,888	306,413
J & J Snack Foods Corp.	1,804	107,176
John B. Sanfilippo & Son, Inc. * (a)	2,551	32,984
Lance, Inc.	8,342	155,411
Nuco2, Inc. *	3,178	88,603
Peets Coffee & Tea, Inc. * (a)	3,780	114,723
Performance Food Group Company * (a)	10,174	288,636
Ralcorp Holdings, Inc. *	7,857	313,573
Ruth's Chris Steak House, Inc. *	3,741	67,712
Sanderson Farms, Inc.	4,818	147,093
Seabord Corp. (a)	92	139,012
Sensient Technologies Corp. (a)	12,738	228,010
Spartan Stores, Inc. *	6,045	62,989
The Steak & Shake Company *	7,487	126,905
Tootsie Roll Industries, Inc.	6,676	193,137
USANA Health Sciences, Inc. * (a)	2,736	104,953

		4,698,388
Forest Products - 0.06%
Caraustar Industries, Inc. * (a)	8,093	70,328
Deltic Timber Corp.	2,812	145,831

		216,159
Funeral Services - 0.10%
Alderwoods Group, Inc. *	10,718	170,095
Stewart Enterprises, Inc., Class A (a)	28,074	151,880

		321,975
Furniture & Fixtures - 0.33%
American Woodmark Corp. (a)	3,083	76,428
Ethan Allen Interiors, Inc. (a)	9,170	334,980
Furniture Brands International, Inc. (a)	12,711	283,837
Hooker Furniture Corp. (a)	3,393	58,190
Kimball International, Inc., Class B	6,853	72,847
La-Z-Boy, Inc. (a)	13,786	186,938
Stanley Furniture Company, Inc. (a)	3,815	88,432

		1,101,652
Gas & Pipeline Utilities - 1.16%
American States Water Company (a)	4,622	142,358
Aquila, Inc. *	97,555	351,198
Bill Barrett Corp. * (a)	3,386	130,733
California Water Service Group (a)	4,610	176,240
Crosstex Energy, Inc.	1,683	106,130
Global Industries, Ltd. * (a)	21,792	247,339
Maverick Tube Corp. * (a)	11,183	445,754
Middlesex Water Company (a)	3,915	67,886
Nicor, Inc. (a)	11,076	435,398
Northwest Natural Gas Company (a)	7,285	249,001
Peoples Energy Corp. (a)	9,664	338,917
South Jersey Industries, Inc.	7,416	216,102
Southwest Gas Corp.	9,922	261,941
Southwest Water Company (a)	6,381	91,310

The accompanying notes are an integral part of the financial statements. 99

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Gas & Pipeline Utilities (continued)
The Laclede Group, Inc.	5,680	$165,913
Transmontaigne, Inc. *	11,518	76,019
WGL Holdings, Inc. (a)	12,482	375,209

		3,877,448
Gold - 0.05%
Royal Gold, Inc. (a)	4,900	170,177
Healthcare Products - 2.41%
Align Technology, Inc. * (a)	16,500	106,755
American Medical Systems Holdings, Inc. *	18,210	324,684
Animas Corp. *	3,545	85,612
Arthrocare Corp. * (a)	6,371	268,474
Aspect Medical Systems, Inc. * (a)	4,332	148,804
Biosite, Inc. * (a)	4,490	252,742
Bruker BioSciences Corp. *	10,921	53,076
Caliper Life Sciences, Inc. *	8,152	47,934
Cantel Medical Corp. *	3,145	56,421
Computer Programs & Systems, Inc. (a)	2,223	92,099
Cyberonics, Inc. * (a)	5,625	181,687
Cypress Biosciences, Inc. * (a)	8,464	48,922
Diagnostic Products Corp. (a)	6,011	291,834
DJ Orthopedics, Inc. *	5,754	158,695
Encore Medical Corp. * (a)	11,513	56,989
Foxhollow Technologies, Inc. * (a)	3,662	109,091
Haemonetics Corp. *	6,832	333,811
Health Tronics, Inc. *	9,317	71,275
Hologic, Inc. *	11,443	433,919
ICU Medical, Inc. *	3,841	150,606
Intralase Corp. * (a)	3,602	64,224
Inverness Medical Innovations, Inc. * (a)	5,394	127,892
Kensey Nash Corp. * (a)	2,756	60,715
Kyphon, Inc. * (a)	7,646	312,186
LCA-Vision, Inc. (a)	5,373	255,271
LifeCell Corp. * (a)	8,445	161,046
Lifeline Systems, Inc. *	3,460	126,498
Mannkind Corp. * (a)	6,748	75,982
Merit Medical Systems, Inc. *	7,385	89,654
Nuvasive, Inc. * (a)	4,277	77,414
Owens & Minor, Inc.	10,512	289,395
Polymedica Corp. (a)	6,436	215,413
PSS World Medical, Inc. * (a)	17,073	253,363
Somanetics Corp. * (a)	2,839	90,848
SonoSite, Inc. * (a)	4,175	146,167
STERIS Corp.	18,195	455,239
SurModics, Inc. * (a)	4,020	148,700
Sybron Dental Specialties, Inc. * (a)	10,560	420,394
Symmetry Medical, Inc. * (a)	2,229	43,220
The Medicines Company *	13,049	227,705
Thermogenesis Corp. * (a)	13,089	63,220
Thoratec Corp. *	12,759	263,984
Tripath Imaging, Inc. * (a)	8,539	51,576
Ventana Medical Systems, Inc. * (a)	8,246	349,218

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Viasys Healthcare, Inc. *	8,227	$211,434
Wright Medical Group, Inc. * (a)	7,820	159,528
Zoll Medical Corp. *	2,928	73,756

		8,087,472
Healthcare Services - 1.52%
Allied Healthcare International, Inc. * (a)	8,831	54,222
Amedisys, Inc. * (a)	4,127	174,324
America Service Group, Inc. * (a)	3,232	51,260
American Dental Partners, Inc. * (a)	3,559	64,347
American Healthways, Inc. * (a)	8,747	395,802
American Retirement Corp. *	7,438	186,917
AMN Healthcare Services, Inc. * (a)	3,352	66,303
Apria Healthcare Group, Inc. * (a)	12,829	309,307
AVANIR Pharmaceuticals * (a)	30,292	104,204
Barrier Therapeutics, Inc. * (a)	4,467	36,629
Brookdale Senior Living, Inc. (a)	1,694	50,498
CorVel Corp. *	2,042	38,778
Cross Country Healthcare, Inc. *	8,689	154,490
Eclipsys Corp. * (a)	10,148	192,102
Genesis HealthCare Corp. * (a)	5,225	190,817
Hooper Holmes, Inc. (a)	19,939	50,844
Horizon Health Corp. * (a)	3,064	69,338
Intermagnetics General Corp. * (a)	7,459	237,942
Kindred Healthcare, Inc. * (a)	7,484	192,788
Magellan Health Services, Inc. * (a)	7,238	227,635
National Healthcare Corp.	1,877	70,162
Nitromed, Inc. * (a)	4,373	61,003
Odyssey Healthcare, Inc. * (a)	9,183	171,171
PainCare Holdings, Inc. * (a)	12,733	41,510
Pediatrix Medical Group, Inc. *	6,002	531,597
Per-Se Technologies, Inc. * (a)	6,005	140,277
Phase Forward, Inc. *	6,051	58,997
Radiation Therapy Services, Inc. *	2,953	104,270
Symbion, Inc. * (a)	4,726	108,698
The Advisory Board Company * (a)	5,062	241,306
United Surgical Partners International, Inc. * (a)	11,391	366,221
US Physical Therapy, Inc. *	3,782	69,854
Vistacare, Inc. *	3,282	41,025
WebMD Health Corp. *	1,635	47,497
Wellcare Health Plans, Inc. * (a)	4,882	199,430

		5,101,565
Homebuilders - 0.30%
Champion Enterprises, Inc. * (a)	19,943	271,624
Palm Harbor Homes, Inc. * (a)	2,839	53,373
Schottenstein Homes, Inc. (a)	3,261	132,462
Walter Industries, Inc. (a)	9,505	472,588
William Lyon Homes, Inc. * (a)	643	64,879

		994,926
Hotels & Restaurants - 1.59%
AFC Enterprises, Inc. * (a)	5,727	86,592
Ameristar Casinos, Inc.	6,540	148,458

The accompanying notes are an integral part of the financial statements. 100

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels & Restaurants (continued)
Aztar Corp. *	9,211	$279,922
BJ's Restaurants, Inc. * (a)	3,953	90,366
California Pizza Kitchen, Inc. * (a)	5,124	163,814
CEC Entertainment, Inc. * (a)	9,173	312,249
CKE Restaurants, Inc. (a)	15,520	209,675
Dave & Buster's, Inc. * (a)	4,368	76,921
IHOP Corp. (a)	5,088	238,678
Jack In the Box, Inc. * (a)	9,530	332,883
Krispy Kreme Doughnuts, Inc. * (a)	14,982	85,997
La Quinta Corp. *	52,506	584,917
Landry's Restaurants, Inc. (a)	4,299	114,826
Lodgian, Inc. *	7,346	78,823
Lone Star Steakhouse & Saloon, Inc.	4,793	113,786
Luby's Cafeterias, Inc. *	6,232	82,886
Magna Entertainment Corp., Class A * (a)	10,640	75,970
Marcus Corp.	5,660	133,010
McCormick & Schmick's Seafood
Restaurants, Inc. * (a)	2,279	51,528
MTR Gaming Group, Inc. *	7,154	74,473
O'Charley's, Inc. * (a)	6,230	96,627
P.F. Chang's China Bistro, Inc. * (a)	6,829	338,923
Papa Johns International, Inc. * (a)	2,868	170,101
RARE Hospitality International, Inc. *	9,052	275,090
Red Robin Gourmet Burgers, Inc. * (a)	3,743	190,743
Ruby Tuesday, Inc. (a)	16,737	433,321
Ryan's Restaurant Group, Inc. * (a)	11,347	136,845
Texas Roadhouse, Inc., Class A * (a)	11,113	172,807
Triarc Companies, Inc. (a)	11,549	171,503

		5,321,734
Household Appliances - 0.31%
Bassett Furniture Industries, Inc. (a)	3,775	69,838
Consolidated Tomoka Land Company	1,578	111,880
Drew Industries, Inc. *	4,149	116,960
Jacuzzi Brands, Inc. *	20,330	170,772
Libbey, Inc. (a)	4,429	45,264
Lifetime Brands, Inc. (a)	2,177	44,999
Maytag Corp. (a)	20,894	393,225
Technical Olympic USA, Inc. (a)	4,177	88,093

		1,041,031
Household Products - 0.39%
Blyth, Inc. (a)	7,133	149,436
Central Garden & Pet Company * (a)	5,153	236,729
Martha Stewart Living
Omnimedia, Inc., Class A * (a)	5,911	103,029
Select Comfort Corp. * (a)	9,545	261,056
Tupperware Corp. (a)	13,935	312,144
TurboChef Technologies, Inc. * (a)	3,474	49,887
Water Pik Technology, Inc. *	3,926	84,291
WD-40 Company	4,894	128,516

		1,325,088

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Machinery - 2.05%
Actuant Corp., Class A	7,075	$394,785
AGCO Corp. * (a)	23,408	387,871
Albany International Corp., Class A (a)	7,583	274,201
Badger Meter, Inc.	1,740	68,278
Briggs & Stratton Corp.	13,480	522,889
Cascade Corp.	3,242	152,082
Ceradyne, Inc. *	6,418	281,108
Circor International, Inc.	4,428	113,622
Cognex Corp.	10,852	326,537
Dionex Corp. * (a)	5,356	262,872
Energy Conversion Devices, Inc. * (a)	5,267	214,630
EnPro Industries, Inc. *	5,557	149,761
Flowserve Corp. *	14,404	569,822
Gardner Denver, Inc. *	6,645	327,599
Gehl Company *	3,244	85,155
Gorman Rupp Company (a)	3,047	67,369
Kadant, Inc. *	4,331	80,124
Kennametal, Inc. (a)	9,900	505,296
Lindsay Manufacturing Company (a)	3,564	68,536
Lufkin Industries, Inc. (a)	3,737	186,364
Manitowoc, Inc.	7,820	392,720
Middleby Corp. *	1,400	121,100
NACCO Industries, Inc., Class A (a)	1,372	160,730
Presstek, Inc. * (a)	8,099	73,215
Robbins & Myers, Inc. (a)	3,653	74,339
Rofin Sinar Technologies, Inc. *	4,077	177,227
Stewart & Stevenson Services, Inc. (a)	7,662	161,898
Tecumseh Products Company, Class A (a)	4,511	103,347
Tennant Company	2,285	118,820
Tredegar Industries, Inc.	7,748	99,872
UNOVA, Inc. * (a)	0	0
Valmont Industries, Inc. (a)	4,628	154,853
Watts Industries, Inc., Class A (a)	6,669	202,004

		6,879,026
Industrials - 0.31%
Brookfield Homes Corp.	3,853	191,610
Clean Harbors, Inc. * (a)	4,143	119,360
Crane Company	13,568	478,543
GrafTech International, Ltd. * (a)	26,147	162,634
Intevac, Inc. * (a)	5,856	77,299

		1,029,446
Insurance - 2.16%
21st Century Insurance Group	8,981	145,313
Alfa Corp. (a)	9,086	146,285
American Equity Investment Life Holding
Company (a)	9,249	120,699
American Physicians Capital, Inc. *	2,179	99,776
Argonaut Group, Inc. *	7,529	246,725
Bristol West Holdings, Inc.	4,976	94,693
Ceres Group, Inc. * (a)	11,602	59,982
Citizens, Inc. Class A * (a)	10,407	56,718

The accompanying notes are an integral part of the financial statements. 101

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
CNA Surety Corp. *	4,652	$67,780
Crawford & Company, Class B (a)	7,511	43,263
Direct General Corp. (a)	4,489	75,864
Donegal Group, Inc.	3,113	72,346
FBL Financial Group, Inc., Class A	3,807	124,908
First Acceptance Corp. * (a)	5,382	55,381
FPIC Insurance Group, Inc. *	2,923	101,428
Harleysville Group, Inc.	3,828	101,442
Hilb, Rogal and Hamilton Company (a)	8,470	326,180
Horace Mann Educators Corp. (a)	11,547	218,931
Infinity Property & Casualty Corp.	5,601	208,413
KMG America Corp. *	6,704	61,543
LandAmerica Financial Group, Inc. (a)	4,772	297,773
Liberty Corp.	4,173	195,338
Midland Company (a)	3,008	108,408
National Western Life Insurance Company,
Class A *	624	129,112
Navigators Group, Inc. *	2,618	114,171
Ohio Casualty Corp.	16,643	471,330
Phoenix Companies, Inc. (a)	25,158	343,155
PICO Holdings, Inc. *	2,399	77,392
PMA Capital Corp., Class A * (a)	9,381	85,649
Presidential Life Corp.	5,855	111,479
ProAssurance Corp. *	7,527	366,113
RLI Corp.	6,131	305,753
Safety Insurance Group, Inc. (a)	3,354	135,401
Selective Insurance Group, Inc. (a)	7,659	406,693
State Auto Financial Corp.	3,943	143,762
Stewart Information Services Corp. (a)	4,549	221,400
Tower Group, Inc. (a)	4,971	109,263
Triad Guaranty, Inc. *	2,563	112,746
U.S.I. Holdings Corp. * (a)	12,177	167,677
UICI	9,303	330,350
United Fire & Casualty Company (a)	4,592	185,655
Universal American Financial Corp. *	7,068	106,585
Zenith National Insurance Corp.	6,366	293,600

		7,246,475
International Oil - 0.21%
ATP Oil & Gas Corp. *	4,799	177,611
Callon Petroleum Company * (a)	3,826	67,529
Cheniere Energy, Inc. * (a)	12,545	466,925

		712,065
Internet Content - 0.77%
Alloy, Inc. * (a)	11,015	31,833
AMICAS, Inc. * (a)	13,243	65,685
Applied Digital Solutions, Inc. * (a)	17,451	50,085
Audible, Inc. * (a)	6,470	83,075
Autobytel, Inc. * (a)	12,182	60,179
CMGI, Inc. * (a)	126,110	191,687
CNET Networks, Inc. * (a)	33,701	495,068
Digitas, Inc. *	23,560	294,971

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Content (continued)
Harris Interactive, Inc. * (a)	14,433	$62,206
InfoSpace, Inc. *	8,171	210,975
Internet Cap Group, Inc. * (a)	10,238	84,156
iVillage, Inc. * (a)	12,530	100,491
Jupitermedia Corp. * (a)	5,339	78,911
NetFlix, Inc. * (a)	9,637	260,777
Netratings, Inc. * (a)	3,844	47,397
ProQuest Company * (a)	6,737	188,030
RightNow Technologies, Inc. * (a)	3,000	55,380
Schawk, Inc., Class A (a)	3,472	72,044
Sohu.com, Inc. *	6,571	120,512
WebSideStory, Inc. * (a)	2,518	45,651

		2,599,113
Internet Retail - 0.38%
1-800-Flowers.com, Inc. *	8,075	51,841
Ariba, Inc. * (a)	17,539	128,912
Blue Nile, Inc. *	4,033	162,570
Drugstore.com, Inc. * (a)	18,806	53,597
HomeStore, Inc. *	38,746	197,605
Navarre Corp. * (a)	7,619	42,133
Nutri/System, Inc. * (a)	6,339	228,331
Overstock.com, Inc. * (a)	2,814	79,214
Priceline.com, Inc. * (a)	6,633	148,049
Provide Commerce, Inc. *	2,276	75,358
Stamps.com, Inc. * (a)	4,391	100,817

		1,268,427
Internet Service Provider - 0.47%
Avocent Corp. *	13,054	354,938
C-COR.net Corp. * (a)	12,968	63,024
Earthlink, Inc. * (a)	31,197	346,599
Entrust, Inc. *	17,134	82,929
eSPEED, Inc., Class A *	6,334	48,835
Online Resources Corp. *	5,949	65,736
Redback Networks, Inc. * (a)	11,076	155,729
Terremark Worldwide, Inc. *	8,253	38,376
TriZetto Group, Inc. *	11,242	191,002
United Online, Inc. (a)	16,056	228,316

		1,575,484
Internet Software - 1.03%
Agile Software Corp. * (a)	14,691	87,852
Click Commerce, Inc. * (a)	2,268	47,673
Cybersource Corp. *	7,854	51,836
Digital River, Inc. * (a)	9,005	267,809
eResearch Technology, Inc. * (a)	13,417	202,597
Internet Security Systems, Inc. * (a)	10,216	214,025
Interwoven, Inc. * (a)	11,213	94,974
Keynote Systems, Inc. *	5,291	67,989
Lionbridge Technologies, Inc. * (a)	12,261	86,072
MatrixOne, Inc. *	14,249	71,103
NIC, Inc. * (a)	9,224	56,820
Openwave Systems, Inc. * (a)	18,222	318,338

The accompanying notes are an integral part of the financial statements. 102

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software (continued)
RealNetworks, Inc. *	30,192	$234,290
RSA Security, Inc. *	18,803	211,158
S1 Corp. *	19,107	83,116
Safenet, Inc. *	6,456	208,012
Sapient Corp. * (a)	21,467	122,147
Stellent, Inc. *	6,975	69,262
SupportSoft, Inc. *	12,372	52,210
TIBCO Software, Inc. *	56,694	423,504
VASCO Data Security International, Inc. * (a)	6,443	63,528
Vignette Corp. *	7,842	127,903
WebEx Communications, Inc. * (a)	8,671	187,554
WebMethods, Inc. * (a)	14,503	111,818

		3,461,590
Investment Companies - 0.35%
Apollo Investment Corp.	16,141	289,408
Ares Cap Corp.	8,499	136,579
Capital Southwest Corp. (a)	869	78,644
GAMCO Investors, Inc. (a)	2,172	94,547
Gladstone Capital Corp. (a)	3,985	85,199
Gladstone Investment Corp.	5,023	68,263
Harris & Harris Group, Inc. * (a)	5,257	73,072
MCG Capital Corp. (a)	13,162	192,034
NGP Capital Resources Co. (a)	5,510	72,346
Technology Investment Capital Corp.	4,515	68,177

		1,158,269
Leisure Time - 1.30%
4Kids Entertainment, Inc. * (a)	4,022	63,105
Alliance Gaming Corp. *	13,644	177,645
Arctic Cat, Inc.	4,028	80,802
Blockbuster, Inc., Class A (a)	50,159	188,096
Bluegreen Corp. * (a)	5,565	87,927
Callaway Golf Company	20,174	279,208
Carmike Cinemas, Inc. (a)	3,457	87,670
Churchill Downs, Inc. (a)	2,252	82,716
Gaylord Entertainment Company * (a)	10,567	460,616
Handleman Company (a)	6,120	76,010
Isle of Capri Casinos, Inc. * (a)	4,014	97,781
Jamdat Mobile, Inc. *	3,208	85,269
K2, Inc. * (a)	12,790	129,307
Life Time Fitness, Inc. * (a)	6,253	238,177
Mikohn Gaming Corp. * (a)	9,439	93,163
Monarch Casino & Resort, Inc. * (a)	2,877	65,020
Movie Gallery, Inc. (a)	6,867	38,524
Multimedia Games, Inc. * (a)	7,613	70,420
Pinnacle Entertainment, Inc. * (a)	10,804	266,967
RC2 Corp. *	4,795	170,318
Riviera Holdings Corp. * (a)	2,487	40,762
Shuffle Master, Inc. * (a)	9,461	237,850
Six Flags, Inc. * (a)	24,338	187,646
Speedway Motorsports, Inc.	4,191	145,302
Steinway Musical Instruments, Inc. *	2,449	62,474

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Leisure Time (continued)
Sturm Ruger & Company, Inc. (a)	6,501	$45,572
Sunterra Corp. * (a)	5,584	79,404
The Nautilus Group, Inc. (a)	8,797	164,152
Topps, Inc. (a)	10,287	76,432
Vail Resorts, Inc. * (a)	8,241	272,200
West Marine, Inc. * (a)	3,847	53,781
WMS Industries, Inc. * (a)	5,685	142,637

		4,346,953
Life Sciences - 0.16%
American Ecology Corp. (a)	3,443	49,682
Incyte Corp. * (a)	22,132	118,185
Ionatron, Inc. * (a)	6,342	64,118
Senomyx, Inc. *	6,024	73,011
Symyx Technologies, Inc. *	8,656	236,222

		541,218
Liquor - 0.07%
Boston Beer Company, Inc. *	3,061	76,525
Central European Distribution Corp. * (a)	4,271	171,438

		247,963
Manufacturing - 0.98%
Acuity Brands, Inc. (a)	11,628	369,770
Barnes Group, Inc. (a)	4,604	151,932
Blout International, Inc. *	8,022	127,791
Coherent, Inc. *	8,123	241,091
ESCO Technologies, Inc. *	6,683	297,327
Hexcel Corp. * (a)	15,523	280,190
Kaydon Corp. (a)	7,691	247,189
Lancaster Colony Corp.	6,916	256,238
Mine Safety Appliances Company (a)	7,605	275,377
Nordson Corp. (a)	6,663	269,918
Raven Industries, Inc. (a)	4,212	121,516
Reddy Ice Holdings, Inc. (a)	3,141	68,505
Shaw Group, Inc. *	20,235	588,636

		3,295,480
Medical-Hospitals - 0.57%
AmSurg Corp. * (a)	7,924	181,143
Centene Corp. *	11,104	291,924
Cepheid, Inc. * (a)	11,632	102,129
ev3, Inc. * (a)	2,677	39,459
IRIS International, Inc. *	4,479	97,911
Laserscope, Inc. * (a)	5,268	118,319
Neurometrix, Inc. *	1,559	42,530
Palomar Medical Technologies, Inc. * (a)	4,553	159,537
Psychiatric Solutions, Inc. *	6,708	394,028
RehabCare Group, Inc. *	4,676	94,455
Sunrise Senior Living, Inc. * (a)	8,664	292,063
Vital Images, Inc. * (a)	3,518	91,996

		1,905,494
Metal & Metal Products - 0.80%
A. M. Castle & Company *	3,061	66,852

The accompanying notes are an integral part of the financial statements. 103

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metal & Metal Products (continued)
Commercial Metals Company	15,576	$584,723
Dynamic Materials Corp. (a)	1,598	47,972
Earle M. Jorgensen Company *	5,134	47,387
Gibraltar Industries, Inc. (a)	6,415	147,160
Matthews International Corp., Class A	8,508	309,776
Metal Management, Inc. (a)	5,700	132,582
Mueller Industries, Inc.	9,716	266,413
NN, Inc. (a)	6,415	67,999
Quanex Corp. (a)	6,485	324,055
Reliance Steel & Aluminum Company	7,407	452,716
Sun Hydraulics, Inc. (a)	1,974	38,157
Titanium Metals Corp. * (a)	2,929	185,289

		2,671,081
Mining - 0.81%
Alpha Natural Resources, Inc. * (a)	7,677	147,475
AMCOL International Corp.	5,831	119,652
Brush Wellman, Inc. * (a)	5,408	85,987
Charles & Colvard, Ltd. (a)	3,329	67,246
Cleveland-Cliffs, Inc. (a)	5,673	502,458
Coeur d'Alene Mines Corp. * (a)	62,082	248,328
Compass Minerals International, Inc. (a)	5,447	133,669
Hecla Mining Company * (a)	30,768	124,918
Lincoln Electric Holding, Inc.	9,447	374,668
Penn Virginia Corp.	4,923	282,580
RTI International Metals, Inc. *	5,809	220,452
Stillwater Mining Company * (a)	10,813	125,107
USEC, Inc.	22,517	269,078

		2,701,618
Mobile Homes - 0.29%
Coachmen Industries, Inc.	4,429	52,307
Fleetwood Enterprises, Inc. * (a)	14,626	180,631
Skyline Corp. (a)	2,202	80,153
Thor Industries, Inc.	8,955	358,827
Winnebago Industries, Inc. (a)	8,744	291,000

		962,918
Newspapers - 0.05%
Journal Register Company	11,306	169,025
Office Furnishings & Supplies - 0.30%
Global Imaging Systems, Inc. * (a)	6,230	215,745
IKON Office Solutions, Inc. (a)	30,083	313,164
The Standard Register Company	4,791	75,746
United Stationers, Inc. *	8,417	408,224

		1,012,879
Paper - 0.47%
Bowater, Inc. (a)	14,481	444,856
Buckeye Technologies, Inc. *	8,676	69,842
Chesapeake Corp.	5,412	91,896
Mercer International, Inc. * (a)	8,578	67,423
Neenah Paper, Inc. (a)	4,143	116,004
P.H. Glatfelter Company	11,775	167,087

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Paper (continued)
Potlatch Corp. (a)	7,479	$381,280
Rock-Tenn Company, Class A	7,960	108,654
Wausau-Mosinee Paper Corp.	11,604	137,507

		1,584,549
Petroleum Services - 1.56%
Atwood Oceanics, Inc. * (a)	3,493	272,559
Bronco Drilling Company, Inc. *	1,426	32,812
Cal Dive International, Inc. * (a)	20,284	727,993
Grey Wolf, Inc. * (a)	50,141	387,590
Gulfmark Offshore, Inc. * (a)	4,154	123,041
Hercules Offshore, Inc. *	2,123	60,314
Hornbeck Offshore Services, Inc. * (a)	4,364	142,703
Input/Output, Inc. * (a)	18,374	129,169
Lone Star Technologies, Inc. *	7,842	405,118
Newpark Resources, Inc. * (a)	22,183	169,256
Oceaneering International, Inc. *	6,811	339,052
PetroHawk Energy Corp. *	13,330	176,223
Petroleum Development Corp. * (a)	4,473	149,130
RPC, Inc.	6,010	158,303
SEACOR SMIT, Inc. * (a)	4,716	321,160
Superior Energy Services, Inc. * (a)	20,417	429,778
TODCO *	12,359	470,383
Universal Compression Holdings, Inc. *	4,739	194,868
Veritas DGC, Inc. *	8,899	315,825
W-H Energy Services, Inc. *	7,415	245,288

		5,250,565
Pharmaceuticals - 2.34%
Abgenix, Inc. * (a)	23,597	507,571
Adams Respiratory Therapeutics, Inc. * (a)	2,154	87,582
Adolor Corp. * (a)	10,651	155,505
Alexion Pharmaceuticals, Inc. * (a)	8,093	163,883
Alkermes, Inc. * (a)	23,772	454,521
Amylin Pharmaceuticals, Inc. * (a)	28,855	1,151,892
Andrx Corp. *	19,276	317,476
Array BioPharma, Inc. * (a)	9,176	64,324
Atherogenics, Inc. * (a)	10,078	201,661
Bentley Pharmaceuticals, Inc. * (a)	5,282	86,678
BioScrip, Inc. *	10,759	81,123
Connetics Corp. * (a)	9,361	135,266
Cubist Pharmaceuticals, Inc. *	14,021	297,946
Dusa Pharmaceuticals, Inc. * (a)	4,987	53,710
Encysive Pharmaceuticals, Inc. * (a)	15,396	121,474
First Horizon Pharmaceutical Corp. * (a)	7,430	128,167
Hi-Tech Pharmacal Company, Inc. *	1,488	65,904
Idenix Pharmaceuticals, Inc. * (a)	3,313	56,685
Inspire Pharmaceuticals, Inc. * (a)	11,376	57,790
Isis Pharmaceuticals, Inc. * (a)	19,142	100,304
Medicis Pharmaceutical Corp., Class A (a)	14,255	456,873
Nastech Pharmaceutical Company, Inc. * (a)	5,754	84,699
Noven Pharmaceuticals, Inc. * (a)	6,462	97,770
NPS Pharmaceuticals, Inc. * (a)	12,057	142,755

The accompanying notes are an integral part of the financial statements. 104

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Nuvelo, Inc. *	11,453	$92,884
Onyx Pharmaceuticals, Inc. *	10,348	297,608
Pain Therapeutics, Inc. * (a)	8,064	54,513
Par Pharmaceutical Companies, Inc. * (a)	9,038	283,251
Penwest Pharmaceuticals Company * (a)	5,934	115,832
Pharmion Corp. * (a)	6,559	116,553
Pozen, Inc. * (a)	6,616	63,447
Prestige Brands Holdings, Inc. * (a)	7,515	93,938
Regeneron Pharmaceuticals, Inc. * (a)	9,246	147,474
Renovis, Inc. * (a)	5,713	87,409
Rigel Pharmaceuticals, Inc. *	6,293	52,609
Salix Pharmaceuticals, Ltd. * (a)	11,983	210,661
Supergen, Inc. * (a)	13,862	70,003
United Therapeutics Corp. * (a)	5,934	410,158
Vertex Pharmaceuticals, Inc. * (a)	24,896	688,872

		7,856,771
Plastics - 0.06%
Spartech Corp. (a)	8,540	187,453
Pollution Control - 0.02%
Duratek, Inc. *	4,028	60,138
Publishing - 0.62%
Consolidated Graphics, Inc. * (a)	3,016	142,777
Courier Corp.	2,799	96,118
Gemstar-TV Guide International, Inc. *	65,085	169,872
Hollinger International, Inc., Class A (a)	15,771	141,308
Media General, Inc., Class A (a)	5,607	284,275
Playboy Enterprises, Inc., Class B * (a)	6,000	83,340
PRIMEDIA, Inc. * (a)	39,838	64,139
Readers Digest Association, Inc., Class A (a)	26,019	396,009
Scholastic Corp. *	8,560	244,046
Thomas Nelson, Inc. (a)	3,448	84,993
Valassis Communications, Inc. *	13,104	380,933

		2,087,810
Railroads & Equipment - 0.59%
Florida East Coast Indiana, Inc. (a)	8,627	365,526
GATX Corp. (a)	11,484	414,343
Genesee & Wyoming, Inc., Class A *	6,330	237,691
Kansas City Southern * (a)	21,485	524,878
RailAmerica, Inc. *	10,720	117,813
Wabtec Corp.	12,441	334,663

		1,994,914
Real Estate - 6.07%
Aames Investment Corp., REIT (a)	11,553	74,632
Acadia Realty Trust, REIT	7,727	154,926
Affordable Residential Communities, REIT (a)	7,123	67,882
Agree Realty Corp., REIT	3,458	99,936
Alexander's, Inc., REIT *	529	129,869
Alexandria Real Estate Equities, Inc., REIT (a)	5,508	443,394
American Campus Communities, Inc., REIT (a)	4,851	120,305
American Home Mortgage Investment Corp.,
REIT	10,695	348,336

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Amli Residential Properties Trust, REIT	6,704	$255,087
Anthracite Capital, Inc., REIT (a)	14,329	150,884
Anworth Mortgage Asset Corp., REIT (a)	13,063	95,360
Arbor Realty Trust, Inc. - REIT (a)	3,635	94,219
Ashford Hospitality Trust, Inc., REIT	9,878	103,620
Avatar Holdings, Inc., REIT * (a)	1,679	92,211
Bedford Property Investments, Inc., REIT	4,394	96,404
Bimini Mortgage Management, Inc. (a)	6,911	62,545
BioMed Realty Trust, Inc., REIT	11,726	286,114
Boykin Lodging Company, REIT *	5,425	66,294
Brandywine Realty Trust, REIT (a)	14,326	399,839
California Coastal Communities, Inc. *	2,299	90,190
Capital Lease Funding, Inc., REIT	8,015	84,398
Capital Trust, Inc., REIT (a)	3,535	103,505
Cedar Shopping Centers, Inc., REIT (a)	6,444	90,667
CentraCore Properties Trust, REIT	3,609	96,974
Colonial Properties Trust, REIT (a)	10,028	420,975
Columbia Equity Trust, Inc., REIT (a)	5,395	87,129
Commercial Net Lease Realty, REIT	13,738	279,843
Corporate Office Properties Trust, REIT (a)	7,625	270,993
Cousins Properties, Inc., REIT (a)	10,235	289,651
Criimi Mae, Inc., REIT *	4,451	88,130
Deerfield Triarc Capital Corp., REIT (a)	6,629	90,817
DiamondRock Hospitality Company (a)	7,325	87,607
Digital Realty Trust, Inc., REIT	1,958	44,310
EastGroup Properties, Inc., REIT	5,722	258,406
ECC Capital Corp., REIT (a)	16,156	36,513
Education Realty Trust, Inc., REIT (a)	7,127	91,867
Entertainment Properties Trust, REIT (a)	6,718	273,759
Equity Inns, Inc., REIT (a)	14,266	193,304
Equity Lifestyle Properties, Inc., REIT (a)	5,152	229,264
Equity One, Inc., REIT (a)	9,530	220,334
Extra Space Storage, Inc., REIT (a)	10,108	155,663
Felcor Lodging Trust, Inc., REIT (a)	12,992	223,592
Fieldstone Investment Corp., REIT (a)	13,030	154,536
First Industrial Realty Trust, Inc., REIT (a)	10,968	422,268
First Potomac Realty Trust, REIT	4,810	127,946
Getty Realty Corp., REIT (a)	4,797	126,113
Glenborough Realty Trust, Inc., REIT (a)	8,371	151,515
Glimcher Realty Trust, REIT (a)	9,679	235,393
GMH Communities Trust, REIT (a)	9,265	143,700
Government Properties Trust, Inc., REIT	7,736	72,177
Gramercy Captial Corp., REIT	3,838	87,430
Heritage Property Investment Trust, REIT (a)	6,935	231,629
Hersha Hospitality Trust, REIT (a)	7,828	70,530
Highland Hospitality Corp., REIT (a)	13,587	150,136
Highwoods Properties, Inc., REIT (a)	13,751	391,216
Home Properties, Inc., REIT	8,123	331,418
Homebanc Corp., Georgia, REIT (a)	15,713	117,533
Impac Mortgage Holdings, Inc., REIT (a)	19,636	184,775
Inland Real Estate Corp., REIT (a)	17,951	265,495
Innkeepers USA Trust, REIT	11,409	182,544

The accompanying notes are an integral part of the financial statements. 105

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Jer Investors Trust, Inc., REIT	2,605	$44,155
Jones Lang Lasalle, Inc. (a)	8,960	451,136
Kilroy Realty Corp., REIT	7,494	463,879
Kite Realty Group Trust, REIT (a)	7,068	109,342
LaSalle Hotel Properties, REIT	7,905	290,272
Lexington Corporate Property Trust, REIT	13,517	287,912
LTC Properties, Inc., REIT	6,443	135,496
Luminent Mortgage Capital, Inc., REIT	11,282	84,728
Maguire Properties, Inc., REIT	9,060	279,954
MeriStar Hospitality Corp., REIT * (a)	22,903	215,288
MFA Mortgage Investments, Inc., REIT	21,764	124,055
Mid-America Apartment Communities, Inc.,
REIT	5,089	246,817
MortgageIT Holdings, Inc., REIT (a)	6,883	94,022
National Health Investments, Inc., REIT	6,183	160,511
Nationwide Health Properties, Inc., REIT (a)	17,316	370,562
Newcastle Investment Corp., REIT	11,525	286,396
Newkirk Realty Trust Inc., REIT *	3,856	59,768
NorthStar Realty Finance Corp., REIT	6,675	68,018
Novastar Financial, Inc., REIT (a)	6,826	191,879
Omega Healthcare Investors, REIT	13,498	169,940
Parkway Properties, Inc., REIT	3,759	150,886
Pennsylvania Real Estate
Investment Trust, REIT	9,469	353,762
Post Properties, Inc., REIT	10,258	409,807
Prentiss Properties Trust, REIT (a)	11,503	467,942
PS Business Parks, Inc., REIT	4,517	222,236
RAIT Investment Trust, REIT	7,064	183,099
Ramco-Gershenson Properties Trust, REIT (a)	4,342	115,714
Redwood Trust, Inc., REIT	5,110	210,839
Saul Centers, Inc., REIT (a)	3,247	117,217
Saxon Capital, Inc., REIT	13,336	151,097
Senior Housing Properties Trust, REIT	15,375	259,991
Sizeler Property Investors, Inc., REIT	6,108	78,488
Sovran Self Storage, Inc., REIT	4,224	198,401
Spirit Finance Corp., REIT	17,641	200,225
Strategic Hotel Cap, Inc., REIT (a)	10,879	223,890
Sun Communities, Inc., REIT	4,515	141,771
Sunstone Hotel Investors, Inc., REIT	6,971	185,219
Tanger Factory Outlet Centers, Inc., REIT (a)	7,343	211,038
Tarragon Realty Investments, Inc. * (a)	2,990	61,654
Taubman Centers, Inc., REIT	13,269	461,098
Town & Country Trust, SBI, REIT (a)	5,129	173,411
Trammell Crow Company *	9,220	236,493
Trustreet Properties, Inc., REIT	15,746	230,207
Universal Health Realty Income Trust, REIT	3,474	108,875
Urstadt Biddle Properties, Inc., REIT	6,427	104,182
U-Store-It Trust, REIT	8,168	171,936
Washington REIT (a)	11,115	337,340
Winston Hotels, Inc., REIT (a)	8,350	82,665

		20,379,715

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Grocery - 0.36%
Ingles Markets, Inc.	4,159	$65,088
Nash-Finch Company (a)	3,512	89,486
Pathmark Stores, Inc. *	13,401	133,876
Ruddick Corp.	9,036	192,286
Smart & Final, Inc. *	3,918	50,464
The Great Atlantic & Pacific Tea Company, Inc. *	4,498	142,947
(a)
United Natural Foods, Inc. *	10,820	285,648
Weis Markets, Inc. (a)	3,749	161,357
Wild Oats Markets, Inc. * (a)	7,867	95,033

		1,216,185
Retail Trade - 4.10%
99 Cents Only Stores * (a)	11,481	120,091
A.C. Moore Arts & Crafts, Inc. * (a)	4,163	60,572
Aaron Rents, Inc., Class B (a)	10,455	220,391
Aeropostale, Inc. *	14,591	383,743
Asbury Automotive Group, Inc. *	3,636	59,849
Big 5 Sporting Goods Corp.	5,646	123,591
Big Lots, Inc. * (a)	29,895	359,039
Build A Bear Workshop, Inc. * (a)	2,697	79,939
Building Materials Holding Corp. (a)	3,633	247,807
Burlington Coat Factory Warehouse Corp.	4,305	173,104
Cabela's, Inc. * (a)	8,352	138,643
Cache, Inc. *	3,705	64,171
Casey's General Stores, Inc. (a)	13,194	327,211
Cash America International, Inc.	7,772	180,233
Casual Male Retail Group, Inc. * (a)	8,079	49,524
Cato Corp., Class A	8,275	177,499
Charlotte Russe Holding, Inc. * (a)	4,216	87,819
Charming Shoppes, Inc. * (a)	31,353	413,860
Childrens Place Retail Stores, Inc. * (a)	5,507	272,156
Christopher & Banks Corp. (a)	9,646	181,152
Citi Trends, Inc. * (a)	1,233	52,637
Coldwater Creek, Inc. *	9,318	284,479
Cost Plus, Inc. * (a)	6,126	105,061
DSW Inc., Class A *	3,262	85,530
Finish Line, Inc.	11,177	194,703
First Cash Financial Services *	3,542	103,285
Fossil, Inc. * (a)	12,854	276,490
Fred's, Inc., Class A (a)	10,747	174,854
FTD Group, Inc. * (a)	4,132	42,931
GameStop Corp., Class A * (a)	14,239	453,085
Genesco, Inc. * (a)	5,950	230,800
Group 1 Automotive, Inc. *	5,594	175,819
Guitar Center, Inc. *	6,852	342,669
Haverty Furniture Companies, Inc. (a)	5,898	76,025
Hibbett Sporting Goods, Inc. *	9,468	269,649
Hot Topic, Inc. * (a)	11,971	170,587
J. Jill Group, Inc. *	5,590	106,378
Jo Ann Stores, Inc. * (a)	6,278	74,080
Kenneth Cole Productions, Inc., Class A	2,614	66,657
Linens'n Things, Inc. *	11,930	317,338

The accompanying notes are an integral part of the financial statements. 106

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Longs Drug Stores Corp. (a)	8,010	$291,484
Marinemax, Inc. * (a)	3,657	115,451
NBTY, Inc. * (a)	14,645	237,981
New York & Co., Inc. * (a)	3,649	77,359
Pacific Sunwear of California, Inc. *	19,687	490,600
Pantry, Inc. *	4,514	212,113
Payless ShoeSource, Inc. *	17,456	438,146
PETCO Animal Supplies, Inc. *	15,281	335,418
Pier 1 Imports, Inc. (a)	22,727	198,407
Regis Corp. (a)	11,831	456,322
Restoration Hardware, Inc. * (a)	8,635	51,983
Retail Ventures, Inc. *	4,710	58,592
School Specialty, Inc. *	6,120	223,013
Shoe Carnival, Inc. *	2,331	51,096
Sonic Automotive, Inc.	7,848	174,853
Sports Authority, Inc. * (a)	6,881	214,206
Stein Mart, Inc.	6,927	125,725
Steven Madden, Ltd. *	3,702	108,209
Talbots, Inc.	6,026	167,643
The Buckle, Inc.	2,123	68,445
The Dress Barn, Inc. * (a)	5,650	218,146
The Wet Seal, Inc., Class A * (a)	15,328	68,056
The Yankee Candle, Inc. (a)	12,062	308,787
Too, Inc. *	9,039	254,990
Tractor Supply Company *	8,559	453,113
Transport World Entertainment Corp. *	5,804	33,083
Tuesday Morning Corp.	6,948	145,352
United Rentals, Inc. * (a)	17,588	411,383
ValueVision Media, Inc., Class A *	7,572	95,407
Zale Corp. *	13,273	333,816

		13,742,630
Sanitary Services - 0.22%
Casella Waste Systems, Inc., Class A *	5,603	71,662
Darling International, Inc. * (a)	19,220	76,304
Flanders Corp. *	4,031	49,017
Insituform Technologies, Inc., Class A *	7,247	140,374
Waste Connections, Inc. *	12,040	414,899

		752,256
Semiconductors - 3.64%
Actel Corp. *	7,098	90,358
Advanced Analogic Technologies, Inc. * (a)	3,062	42,409
Advanced Energy Industries, Inc. *	7,407	87,625
American Superconductor Corp. * (a)	8,894	69,996
Amis Holdings, Inc. * (a)	11,713	124,743
Amkor Technology, Inc. * (a)	26,373	147,689
Applied Micro Circuits Corp. * (a)	80,909	207,936
Asyst Technologies, Inc. *	13,762	78,719
Atmel Corp. * (a)	110,007	339,922
ATMI, Inc. * (a)	9,717	271,784
Axcelis Technologies, Inc. * (a)	26,842	128,036
Cirrus Logic, Inc. *	22,417	149,746

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Conexant Systems, Inc. * (a)	123,295	$278,647
Credence Systems Corp. * (a)	23,468	163,337
Cymer, Inc. *	9,393	333,545
Cypress Semiconductor Corp. * (a)	34,425	490,556
Diodes, Inc. *	3,901	121,126
DSP Group, Inc. *	7,448	186,647
Emcore Corp. * (a)	10,437	77,443
Emulex Corp. *	21,783	431,086
Entegris, Inc. * (a)	31,214	294,036
Exar Corp. * (a)	9,426	118,014
Fairchild Semiconductor International, Inc. *	30,988	524,007
FormFactor, Inc. *	8,926	218,062
Genesis Microchip, Inc. *	8,748	158,251
Integrated Device Technology, Inc. *	50,754	668,938
International Displayworks, Inc. * (a)	8,933	53,062
IXYS Corp. *	6,796	79,445
Kopin Corp. * (a)	18,801	100,585
Kulicke & Soffa Industries, Inc. * (a)	13,869	122,602
Lattice Semiconductor Corp. *	30,242	130,645
LTX Corp. *	16,777	75,496
Mattson Technology, Inc. *	11,435	115,036
Micrel, Inc. * (a)	16,359	189,764
Microsemi Corp. *	15,999	442,532
Microtune, Inc. * (a)	14,283	59,560
MIPS Technologies, Inc., Class A *	11,705	66,484
MKS Instruments, Inc. *	8,593	153,729
Netlogic Microsystems, Inc * (a)	2,869	78,152
OmniVision Technologies, Inc. * (a)	14,885	297,105
ON Semiconductor Corp. * (a)	37,848	209,299
Pericom Semiconductor Corp. * (a)	8,371	66,717
Photronics, Inc. *	10,518	158,401
Pixelworks, Inc. * (a)	12,729	64,663
PLX Technology, Inc. * (a)	6,551	56,339
PMC-Sierra, Inc. * (a)	47,154	363,557
Power Integrations, Inc. * (a)	7,877	187,551
Rambus, Inc. *	26,164	423,595
Rudolph Technologies, Inc. *	3,901	50,245
Semitool, Inc. *	5,479	59,612
Semtech Corp. *	19,176	350,154
Sigmatel, Inc. * (a)	9,455	123,861
Silicon Image, Inc. *	20,901	189,154
Silicon Laboratories, Inc. * (a)	11,092	406,633
Skyworks Solutions, Inc. *	41,156	209,484
Tessera Technologies, Inc. *	11,554	298,671
TranSwitch Corp. * (a)	29,839	54,605
Triquint Semiconductor, Inc. * (a)	36,862	164,036
Ultratech, Inc. *	6,414	105,318
Varian Semiconductor Equipment
Associates, Inc. * (a)	9,442	414,787
Veeco Instruments, Inc. * (a)	7,109	123,199
Vitesse Semiconductor Corp. * (a)	57,820	111,014
Volterra Semiconductor Corp. * (a)	4,238	63,570

The accompanying notes are an integral part of the financial statements. 107

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Zoran Corp. *	11,390	$184,632

		12,205,952
Shipbuilding - 0.02%
Maritrans, Inc.	2,493	64,868
Software - 2.51%
Advent Software, Inc. *	5,722	165,423
Allscripts Healthcare Solution, Inc. * (a)	8,856	118,670
Altiris, Inc. *	5,959	100,647
American Reprographics Company *	3,714	94,373
ANSYS, Inc. *	8,374	357,486
AsiaInfo Holdings, Inc. * (a)	10,145	40,377
Aspen Technology, Inc. * (a)	12,128	95,205
Blackboard, Inc. *	4,768	138,177
Borland Software Corp. *	21,350	139,415
Bottomline Technologies, Inc. *	4,264	46,989
Catapult Communications Corp. *	2,799	41,397
CCC Information Services Group, Inc. *	2,601	68,198
CIBER, Inc. * (a)	14,416	95,146
Concur Technologies, Inc. * (a)	7,886	101,651
Covansys Corp. *	8,252	112,310
Dendrite International, Inc. *	11,278	162,516
Emageon, Inc. * (a)	4,181	66,478
Epicor Software Corp. * (a)	14,081	198,965
EPIQ Systems, Inc. * (a)	3,878	71,898
Equinix, Inc. * (a)	4,068	165,812
Faro Technologies, Inc. * (a)	3,132	62,640
InfoUSA, Inc.	8,915	97,441
Intermediate Telephone, Inc.	5,686	111,275
iPass, Inc. * (a)	14,940	98,006
JDA Software Group, Inc. *	7,825	133,103
Keane, Inc. * (a)	12,637	139,133
Lawson Software, Inc. * (a)	16,754	123,142
Macrovision Corp. *	13,348	223,312
Magma Design Automation, Inc. * (a)	9,614	80,854
Manhattan Associates, Inc. *	7,549	154,604
Mantech International Corp. *	4,174	116,288
MapInfo Corp. * (a)	5,958	75,130
McDATA Corp., Class A * (a)	40,981	155,728
Micromuse, Inc. * (a)	21,336	211,013
MicroStrategy, Inc. * (a)	3,640	301,174
Midway Games, Inc. * (a)	4,708	89,311
Monolithic Power Systems, Inc. * (a)	4,875	73,076
MRO Software, Inc. *	5,565	78,133
NetIQ Corp. * (a)	12,420	152,642
Nuance Communications, Inc. *	30,278	231,021
Open Solutions, Inc. *	5,325	122,049
Opsware, Inc. * (a)	20,231	137,368
Packeteer, Inc. *	9,016	70,054
Parametric Technology Corp. * (a)	71,547	436,437
PDF Solutions, Inc. * (a)	5,127	83,314
Progress Software Corp. *	9,915	281,388

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Quality Systems, Inc. (a)	1,970	$151,217
Secure Computing Corp. * (a)	9,748	119,510
Serena Software, Inc. * (a)	7,463	174,933
SPSS, Inc. *	4,929	152,454
THQ, Inc. * (a)	16,252	387,610
Tradestation Group, Inc. * (a)	5,671	70,207
Transaction Systems Architects, Inc., Class A *	10,030	288,764
Ulticom, Inc. *	3,638	35,689
Ultimate Software Group, Inc. * (a)	6,446	122,925
VeriFone Holdings, Inc. * (a)	6,558	165,917
Verint Systems, Inc. *	3,496	120,507
Websense, Inc. *	6,274	411,825

		8,420,327
Steel - 0.86%
Alaska Steel Holding Corp. * (a)	28,885	229,636
Carpenter Technology Corp.	6,382	449,740
Chaparral Steel Company * (a)	5,997	181,409
NS Group, Inc. *	5,825	243,543
Oregon Steel Mills, Inc. * (a)	9,264	272,547
Roanoke Electric Steel Corp. (a)	3,330	78,588
Ryerson Tull, Inc. (a)	6,586	160,172
Schnitzer Steel Industries, Inc.	5,726	175,158
Steel Dynamics, Inc. (a)	10,544	374,417
Steel Technologies, Inc. (a)	3,083	86,293
Texas Industries, Inc.	5,943	296,199
Worthington Industries, Inc. (a)	18,026	346,280

		2,893,982
Telecommunications Equipment &
Services - 2.63%
ADTRAN, Inc.	17,150	510,041
Aeroflex, Inc. *	19,768	212,506
Airspan Networks, Inc. * (a)	11,140	63,387
Applied Signal Technology, Inc.	3,355	76,158
Arris Group, Inc. * (a)	27,184	257,432
Atheros Communications, Inc. * (a)	9,164	119,132
Brightpoint, Inc. * (a)	7,163	198,630
Broadwing Corp. * (a)	17,336	104,883
Ciena Corp. *	150,033	445,598
Commonwealth Telephone Enterprises, Inc. (a)	5,692	192,219
Commscope, Inc. * (a)	14,286	287,577
Comtech Telecommunications Corp. * (a)	5,656	172,734
Consolidated Communications Holdings, Inc. *	4,527	58,806
CT Communications, Inc. (a)	6,109	74,163
Ditech Communications Corp. *	8,935	74,607
Essex Corp. *	4,642	79,146
Fairpoint Communications, Inc. (a)	7,734	80,124
Finisar Corp. * (a)	54,199	112,734
General Communication, Inc. *	15,131	156,303
GlobeTel Communications Corp. * (a)	18,888	69,697
Golden Telecom, Inc. (a)	5,678	147,401
Harmonic, Inc. *	19,538	94,759

The accompanying notes are an integral part of the financial statements. 108

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services (continued)
InterDigital Communication Corp. *	14,088	$258,092
Intrado, Inc. * (a)	4,934	113,581
Iowa Telecommunications Services, Inc. (a)	6,184	95,790
J2 Global Communications, Inc. * (a)	6,074	259,603
Level 3 Communications, Inc. * (a)	182,882	524,871
Mastec, Inc. * (a)	7,314	76,578
MRV Communications, Inc. * (a)	29,304	60,073
NETGEAR, Inc. *	8,369	161,103
NeuStar, Inc., Class A *	6,332	193,063
Newport Corp. * (a)	9,910	134,181
Oplink Communications, Inc. *	4,299	62,335
Plantronics, Inc. (a)	12,817	362,721
Polycom, Inc. *	25,666	392,690
Powerwave Technologies, Inc. * (a)	28,582	359,276
Premiere Global Services, Inc. * (a)	19,155	155,730
Price Communications Corp. * (a)	12,153	180,715
RCN Corp. *	6,053	141,943
SBA Communications Corp. *	21,623	387,052
Shenandoah Telecommunications Company	1,956	77,927
Sonus Networks, Inc. * (a)	64,975	241,707
Spectralink Corp. (a)	5,456	64,763
SureWest Communications (a)	4,118	108,592
Symmetricom, Inc. *	12,473	105,646
Tekelec * (a)	14,814	205,915
Telkonet, Inc. * (a)	10,178	42,239
Terayon Communication Systems, Inc. * (a)	21,246	49,078
UTStarcom, Inc. * (a)	26,780	215,847
Viasat, Inc. * (a)	5,710	152,628
Westell Technologies, Inc., Class A * (a)	14,961	67,325

		8,839,101
Telephone - 0.22%
Centennial Communications Corp., Class A *	5,828	90,451
Cincinnati Bell, Inc. *	65,141	228,645
IDT Corp. * (a)	15,305	179,068
North Pittsburgh Systems, Inc.	4,734	89,331
TALK America Holdings, Inc. * (a)	8,250	71,197
Valor Communications Group, Inc. (a)	7,946	90,584

		749,276
Tires & Rubber - 0.15%
Bandag, Inc. (a)	3,136	133,813
Cooper Tire & Rubber Company (a)	16,716	256,089
Myers Indiana, Inc.	7,369	107,440

		497,342
Tobacco - 0.19%
Alliance One International, Inc. (a)	24,164	94,240
Schweitzer Mauduit International, Inc.	4,335	107,421
Universal Corp.	6,800	294,848
Vector Group, Ltd. (a)	7,261	131,932

		628,441

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Toys, Amusements & Sporting Goods - 0.05%
Jakks Pacific, Inc. * (a)	6,796	$142,308
Russ Berrie & Company, Inc. (a)	3,514	40,130

		182,438
Transportation - 0.41%
Dynamex, Inc. * (a)	3,796	72,352
Frozen Food Express Industries, Inc. *	5,117	56,441
Heartland Express, Inc. (a)	12,201	247,558
Kirby Corp. * (a)	5,802	302,690
Marten Transport, Ltd. *	4,585	83,539
Offshore Logistics, Inc. *	6,173	180,252
Pacer International, Inc. (a)	10,048	261,851
SCS Transportation, Inc. *	4,509	95,816
U. S. Xpress Enterprises, Inc., Class A *	3,132	54,434
USA Truck, Inc. *	1,185	34,519

		1,389,452
Travel Services - 0.05%
Ambassadors Group, Inc.	4,674	106,988
Pegasus Solutions, Inc. * (a)	6,366	57,103

		164,091
Trucking & Freight - 0.61%
Arkansas Best Corp.	6,742	294,490
EGL, Inc. *	8,570	321,975
Forward Air Corp.	8,645	316,839
Hub Group, Inc., Class A * (a)	5,188	183,396
Knight Transportation, Inc.	15,015	311,261
Old Dominion Freight Lines, Inc. *	7,554	203,807
Wabash National Corp. (a)	8,292	157,963
Werner Enterprises, Inc. (a)	13,518	266,305

		2,056,036
Utility Service - 0.03%
SJW Corp.	2,153	97,962

TOTAL COMMON STOCKS (Cost $266,298,886)		$315,528,153

CORPORATE BONDS - 0.01%
Metal & Metal Products - 0.01%
Mueller Industries, Inc.
6.00% due 11/01/2014	$56,000	53,760

TOTAL CORPORATE BONDS (Cost $54,979)		$53,760

SHORT TERM INVESTMENTS - 28.67%
Federal Home Loan Mortgage Corporation Discount
Note
zero coupon due 01/03/2006	$5,650,000	$5,648,688
Federal National Mortgage Association Discount
Note
zero coupon due 01/17/2006	2,690,000	2,685,015
State Street Navigator Securities Lending
Prime Portfolio	86,893,162	86,893,162

The accompanying notes are an integral part of the financial statements. 109

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS (continued)
United States Treasury Bill
zero coupon due 02/16/2006	$1,000,000	$995,335

TOTAL SHORT TERM INVESTMENTS
(Cost $96,221,862)		$96,222,200

REPURCHASE AGREEMENTS - 3.10%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
3.00% to be repurchased at
$10,393,463 on 01/3/2006,
collateralized by $10,400,000 U.S.
Treasury Notes, 4.375% due
08/15/2012 (valued at
$10,598,640, including interest) (c)	$10,390,000	$10,390,000

TOTAL REPURCHASE AGREEMENTS
(Cost $10,390,000)		$10,390,000

Total Investments (Small Cap Index Trust)
(Cost $372,965,727) - 125.81%		$422,194,113
Liabilities in Excess of Other Assets - (25.81)%		(86,623,840)

TOTAL NET ASSETS - 100.00%		$335,570,273

Total Stock Market Index Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.24%
Advertising - 0.28%
24/7 Real Media, Inc. * (a)	1,543	$11,326
aQuantive, Inc. * (a)	1,688	42,605
Clear Channel Outdoor Holdings, Inc. *	8,218	164,771
Getty Images, Inc. * (a)	1,525	136,137
Lamar Advertising Company *	2,574	118,764
Marchex, Inc., Class B * (a)	1,062	23,884
Monster Worldwide, Inc. *	3,015	123,072
Omnicom Group, Inc.	4,373	372,274
The Interpublic Group of Companies, Inc. *	10,631	102,589
ValueClick, Inc. * (a)	2,371	42,939
Ventiv Health, Inc. * (a)	769	18,164

		1,156,525
Aerospace - 1.50%
AAR Corp. *	988	23,663
Alliant Techsystems, Inc. *	854	65,049
ARGON ST, Inc. *	529	16,388
Armor Holdings, Inc. * (a)	880	37,532
Aviall, Inc. *	894	25,747
BE Aerospace, Inc. *	1,588	34,936
Boeing Company	19,819	1,392,087
Curtiss Wright Corp.	553	30,194
DRS Technologies, Inc.	690	35,480
Ducommun, Inc. *	465	9,932
EDO Corp. (a)	458	12,393
Esterline Technologies Corp. *	671	24,954

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace (continued)
GenCorp, Inc. * (a)	1,537	$27,282
General Dynamics Corp.	4,823	550,063
Goodrich Corp.	3,023	124,245
HEICO Corp., Class A	913	18,735
Herley Industries, Inc. *	514	8,486
Innovative Solutions & Support, Inc. * (a)	629	8,039
Integral Systems, Inc. (a)	446	8,412
K&F Industries Holdings, Inc. *	1,011	15,529
Lockheed Martin Corp.	10,506	668,497
Moog, Inc., Class A *	1,033	29,317
MTC Technologies, Inc. * (a)	476	13,033
Northrop Grumman Corp.	8,502	511,055
Orbital Sciences Corp., Class A * (a)	1,612	20,698
Raytheon Company	10,798	433,540
Rockwell Collins, Inc.	4,140	192,386
Sequa Corp., Class A *	307	21,198
Teledyne Technologies, Inc. *	899	26,161
Textron, Inc.	3,208	246,952
Triumph Group, Inc. *	462	16,914
United Industrial Corp. (a)	371	15,348
United Technologies Corp.	25,119	1,404,403
Woodward Governor Company	320	27,523

		6,096,171
Agriculture - 0.32%
Alico, Inc. (a)	252	11,388
Archer-Daniels-Midland Company	16,168	398,703
Bunge, Ltd. (a)	2,681	151,771
Delta & Pine Land Company	1,140	26,231
Fresh Del Monte Produce, Inc. (a)	1,418	32,288
Maui Land & Pineapple, Inc. * (a)	339	11,502
Monsanto Company	6,602	511,853
Mosaic Company * (a)	9,406	137,610
Tejon Ranch Company * (a)	444	17,725

		1,299,071
Air Freight - 0.01%
ABX Air, Inc. * (a)	1,716	13,436
ExpressJet Holdings, Inc. *	1,604	12,977

		26,413
Air Travel - 0.15%
Airtran Holdings, Inc. * (a)	2,373	38,039
Alaska Air Group, Inc. * (a)	754	26,933
Continental Airlines, Inc., Class B * (a)	2,048	43,622
Frontier Airlines, Inc. * (a)	1,172	10,829
JetBlue Airways Corp. * (a)	4,045	62,212
Republic Airways Holdings, Inc. * (a)	1,116	16,963
SkyWest, Inc.	1,511	40,586
Southwest Airlines Company	19,651	322,866
US Airways Group, Inc. * (a)	1,646	61,133

		623,183
Aluminum - 0.17%
Alcoa, Inc.	21,436	633,863

The accompanying notes are an integral part of the financial statements. 110

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aluminum (continued)
Aleris International Inc. * (a)	833	$26,856
Century Aluminum Company * (a)	925	24,244
MAXXAM, Inc. *	384	13,459

		698,422
Amusement & Theme Parks - 0.00%
Great Wolf Resorts, Inc. * (a)	1,040	10,722
Apparel & Textiles - 0.62%
Bebe Stores, Inc.	2,388	33,504
Brown Shoe, Inc.	496	21,045
Carter's, Inc. *	697	41,018
Cherokee, Inc. (a)	375	12,896
Cintas Corp.	4,050	166,779
Coach, Inc. *	9,412	313,796
Columbia Sportswear Company * (a)	954	45,534
Deckers Outdoor Corp. * (a)	435	12,015
dELiA*s, Inc. *	987	8,192
G & K Services, Class A	540	21,195
Goodys Family Clothing, Inc. (a)	1,417	13,589
Guess, Inc. * (a)	1,150	40,940
Hampshire Group Ltd. *	432	10,283
Hartmarx Corp. * (a)	1,249	9,755
Interface, Inc., Class A *	1,819	14,952
Jones Apparel Group, Inc.	2,898	89,027
Joseph A. Bank Clothiers, Inc. * (a)	375	16,279
Kellwood Company (a)	779	18,603
K-Swiss, Inc., Class A (a)	754	24,460
Liz Claiborne, Inc.	2,557	91,592
Maidenform Brands, Inc. *	681	8,621
Mohawk Industries, Inc. *	1,566	136,211
Movado Group, Inc.	817	14,951
NIKE, Inc., Class B	6,359	551,898
Oakley, Inc. (a)	1,920	28,205
Oxford Industries, Inc. (a)	480	26,256
Perry Ellis International, Inc. * (a)	432	8,208
Phillips - Van Heusen Corp.	886	28,706
Polo Ralph Lauren Corp., Class A	2,533	142,203
Quiksilver, Inc. *	3,098	42,876
Reebok International, Ltd.	1,365	79,484
Russell Corp.	1,050	14,133
Skechers United States of America, Inc.,
Class A *	1,220	18,690
Stage Stores, Inc.	708	21,084
Stride Rite Corp.	1,278	17,330
The Gymboree Corp. *	881	20,615
Timberland Company, Class A *	1,693	55,107
True Religion Apparel, Inc. *	645	9,933
Under Armour, Inc. * (a)	984	37,697
Unifi, Inc. *	2,485	7,554
VF Corp.	2,594	143,552
Volcom, Inc. * (a)	622	21,154
Warnaco Group, Inc. *	1,219	32,572

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Apparel & Textiles (continued)
Weyco Group, Inc. (a)	553	$10,562
Wolverine World Wide, Inc.	1,497	33,623

		2,516,679
Auto Parts - 0.33%
Accuride Corp. *	950	12,255
Aftermarket Technology Corp. *	668	12,986
American Axle & Manufacturing Holdings, Inc. (a)	1,412	25,882
Arvinmeritor, Inc.	1,930	27,773
AutoZone, Inc. *	1,837	168,545
BorgWarner, Inc.	1,325	80,335
Commercial Vehicle Group, Inc. *	608	11,418
CSK Auto Corp. *	1,352	20,388
Dana Corp. (a)	4,079	29,287
Federal Signal Corp. (a)	1,510	22,665
Gentex Corp.	3,992	77,844
Genuine Parts Company	4,046	177,700
Johnson Controls, Inc.	4,648	338,886
Keystone Automotive Industries, Inc. *	522	16,432
Lear Corp. (a)	1,789	50,915
LKQ Corp. *	593	20,530
Modine Manufacturing Company	969	31,580
Noble International, Ltd.	423	8,815
O'Reilly Automotive, Inc. *	2,646	84,698
Pep Boys - Manny, Moe & Jack (a)	1,682	25,045
Strattec Security Corp. *	190	7,680
Superior Industries International, Inc. (a)	765	17,029
TRW Automotive Holdings Corp. *	2,506	66,033
Visteon Corp. * (a)	3,565	22,317

		1,357,038
Auto Services - 0.07%
ADESA, Inc.	2,330	56,899
AutoNation, Inc. *	6,256	135,943
Copart, Inc. *	2,311	53,292
Dollar Thrifty Automotive Group, Inc. *	647	23,337
Lithia Motors, Inc., Class A (a)	545	17,135
Midas, Inc. * (a)	532	9,767

		296,373
Automobiles - 0.24%
Ford Motor Company (a)	43,658	337,040
General Motors Corp. (a)	14,084	273,511
Monaco Coach Corp. (a)	903	12,010
Monro Muffler Brake, Inc.	430	13,038
PACCAR, Inc.	4,084	282,735
Tenneco Automotive, Inc. * (a)	1,212	23,767
United Auto Group, Inc. (a)	1,171	44,732

		986,833
Banking - 5.78%
1st Source Corp.	655	16,473
Abington Community Bancorp, Inc.	918	11,906
Alabama National BanCorp	402	26,034
Amcore Financial, Inc. (a)	607	18,459

The accompanying notes are an integral part of the financial statements. 111

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
American National Bankshares, Inc. (a)	522	$12,142
Americanwest BanCorp * (a)	550	12,996
Ameris Bancorp. (a)	662	13,134
AmSouth Bancorp.	7,991	209,444
Anchor BanCorp Wisconsin, Inc. (a)	526	15,959
Arrow Financial Corp. (a)	466	12,186
Associated Banc-Corp.	2,972	96,739
Astoria Financial Corp.	2,501	73,529
Banc Corp. * (a)	1,104	12,597
BancFirst Corp.	184	14,536
BancorpSouth, Inc.	1,817	40,101
BancTrust Financial Group, Inc. (a)	629	12,643
Bank Granite Corp. (a)	731	13,545
Bank Mutual Corp.	1,760	18,656
Bank of America Corp.	99,245	4,580,157
Bank of Hawaii Corp.	1,082	55,766
Bank of New York Company, Inc.	18,903	602,061
Bank of the Ozarks, Inc. (a)	461	17,011
BankAtlantic Bancorp, Inc., Class A	1,643	23,002
BankUnited Financial Corp., Class A	852	22,638
Banner Corp.	425	13,260
BB&T Corp.	13,004	544,998
Berkshire Hill Bancorp, Inc. (a)	488	16,348
BOK Financial Corp.	1,440	65,419
Boston Private Financial Holdings, Inc.	712	21,659
Brookline Bancorp, Inc. (a)	1,615	22,885
Bryn Mawr Bank Corp. (a)	583	12,511
Camco Financial Corp. (a)	737	10,502
Camden National Corp. (a)	333	10,949
Capital City Bank Group, Inc. (a)	491	16,836
Capital Corp of the West	398	12,915
Capitol Bancorp, Ltd. (a)	468	17,522
Capitol Federal Financial (a)	1,681	55,372
Cardinal Financial Corp. (a)	1,170	12,870
Cascade Bancorp	575	13,231
Cascade Financial Corp. (a)	670	11,894
Cathay General Bancorp, Inc. (a)	1,275	45,823
Cavalry BanCorp, Inc. (a)	505	12,029
Center Bancorp, Inc. (a)	986	10,807
Central Coast Bancorp * (a)	688	17,021
Central Pacific Financial Corp. (a)	780	28,018
CFS Bancorp, Inc.	989	14,143
Charter Financial Corp. (a)	587	20,962
Chemical Financial Corp. (a)	738	23,439
Chittenden Corp.	1,136	31,592
Citizens & Northern Corp. (a)	410	10,510
Citizens Banking Corp. (a)	1,131	31,385
Citizens First Bancorp, Inc.	518	12,214
City Bank Lynnwood WA (a)	384	13,659
City National Corp.	953	69,035
Clifton Savings Bancorp, Inc. (a)	1,268	12,756
Coastal Financial Corp. (a)	840	10,802

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
CoBiz, Inc. (a)	726	$13,235
Colonial Bancgroup, Inc.	3,503	83,441
Columbia Bancorp (a)	323	13,324
Columbia Banking System, Inc. (a)	528	15,074
Comerica, Inc.	3,731	211,772
Commerce Bancorp, Inc. (a)	3,929	135,197
Commerce Bancshares, Inc. (a)	1,511	78,753
Commercial Bankshares, Inc. (a)	344	12,167
Community Bancorp - NV *	379	11,980
Community Bancorp, Inc. - CA	400	14,200
Community Bank Systems, Inc. (a)	744	16,777
Community Banks, Inc. (a)	875	24,500
Community Trust Bancorp, Inc. (a)	424	13,038
Compass Bancshares, Inc.	2,669	128,886
Corus Bankshares, Inc. (a)	688	38,714
Cullen Frost Bankers, Inc.	1,067	57,277
CVB Financial Corp. (a)	1,702	34,568
Digital Insight Corp. * (a)	976	31,252
Dime Community Bancorp, Inc.	989	14,449
Doral Financial Corp. (a)	2,874	30,464
Downey Financial Corp. (a)	647	44,248
East West Bancorp, Inc.	1,302	47,510
EFC Bancorp, Inc.	370	12,709
Enterprise Financial Services Corp. (a)	541	12,270
ESB Financial Corp. (a)	963	10,805
F.N.B. Corp. (a)	1,596	27,707
Farmers Capital Bank Corp. (a)	517	15,893
Fidelity Bankshares, Inc.	651	21,288
Fidelity Southern Corp. (a)	677	12,118
Fifth Third Bancorp.	13,411	505,863
Financial Institutions, Inc. (a)	668	13,106
First BanCorp Puerto Rico	2,054	25,490
First Bancorp (a)	578	11,652
First Busey Corp. (a)	653	13,641
First Charter Corp.	789	18,668
First Citizens Bancshares, Inc.	250	43,605
First Commonwealth Financial Corp. (a)	2,005	25,925
First Community Bancorp	351	19,084
First Defiance Financial Corp. (a)	371	10,050
First Federal Bancshares of Arkansas, Inc.	419	10,182
First Financial BanCorp (a)	1,068	18,711
First Financial Bankshares, Inc. (a)	486	17,039
First Financial Corp. (a)	446	12,042
First Financial Holdings, Inc. (a)	412	12,657
First Horizon National Corp. (a)	2,686	103,250
First Indiana Corp.	471	16,193
First M&F Corp. (a)	387	13,158
First Merchants Corp. (a)	537	13,962
First Midwest Bancorp, Inc.	1,086	38,075
First Mutual Bancshares, Inc.	440	11,414
First Niagara Financial Group, Inc.	2,880	41,674
First Oak Brook Bancshares, Inc., Class A (a)	384	10,733

The accompanying notes are an integral part of the financial statements. 112

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
First of Long Island Corp.	336	$14,204
First Place Financial Corp. (a)	629	15,127
First Regional Bancorp * (a)	154	10,403
First Republic Bank (a)	565	20,911
First South Bancorp, Inc. (a)	326	11,514
First State Bancorporation (a)	614	14,730
First United Corp.	623	13,226
FirstFed Financial Corp. * (a)	386	21,045
FirstMerit Corp.	1,903	49,307
Flag Financial Corp.	761	12,823
Flagstar Bancorp, Inc. (a)	1,374	19,786
Flushing Financial Corp. (a)	656	10,214
FNB Corp. of North Carolina (a)	514	9,740
FNB Corp. of Virginia (a)	542	16,623
FNB Financial Services Corp. (a)	680	11,152
Foothill Independent Bancorp	623	15,650
Franklin Bank Corp. * (a)	679	12,215
Frontier Financial Corp. (a)	646	20,672
German American Bancorp (a)	964	12,686
Glacier Bancorp, Inc. (a)	815	24,491
Gold Banc Corp., Inc.	1,112	20,261
Golden West Financial Corp.	7,367	486,222
Great Southern Bancorp, Inc. (a)	414	11,431
Greater Bay Bancorp	1,347	34,510
Greater Community Bancorp (a)	736	10,966
Greenhill & Company, Inc.	820	46,051
Hancock Holding Company	830	31,382
Hanmi Financial Corp.	1,310	23,397
Harleysville National Corp. (a)	805	15,375
Heritage Commerce Corp. * (a)	557	11,975
Heritage Financial Corp. (a)	593	14,481
Hibernia Corp., Class A	3,798	115,649
Home Federal Bancorp, Inc.	995	12,089
Home Federal Bancorp	392	9,800
Horizon Financial Corp. (a)	571	12,471
Hudson City Bancorp, Inc.	14,592	176,855
Hudson United Bancorp	978	40,763
Huntington Bancshares, Inc.	4,985	118,394
IBERIABANK Corp. (a)	201	10,253
Independence Community Bank Corp.	1,935	76,878
Independent Bank Corp. - MA (a)	475	13,552
Independent Bank Corp. - MI (a)	542	14,759
Integra Bank Corp. (a)	616	13,145
Interchange Financial Services Corp. (a)	683	11,782
International Bancshares Corp.	1,299	38,139
Investors Financial Services Corp. (a)	1,663	61,248
Irwin Financial Corp. (a)	862	18,464
KeyCorp	9,541	314,185
K-Fed Bancorp	1,097	13,164
KNBT Bancorp, Inc. (a)	1,003	16,339
Lakeland Financial Corp. (a)	302	12,195
Lincoln Bancorp - IN (a)	686	11,285

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
LSB Bancshares, Inc.	685	$12,116
M&T Bank Corp.	2,607	284,293
MAF Bancorp, Inc.	706	29,214
Main Street Banks, Inc. (a)	639	17,400
MainSource Financial Group, Inc. (a)	657	11,727
Marshall & Ilsley Corp.	5,155	221,871
MASSBANK Corp. (a)	348	11,467
MB Financial, Inc. (a)	748	26,479
Mercantile Bankshares Corp.	1,759	99,278
Merchants Bancshares, Inc.	492	11,829
Mid-State Bancshares (a)	661	17,682
Midwest Banc Holdings, Inc. (a)	664	14,774
Nara Bancorp, Inc. (a)	844	15,006
NASB Financial, Inc. (a)	309	12,162
National City Corp.	15,325	514,460
National Penn Bancshares, Inc. (a)	1,280	24,384
Netbank, Inc.	1,651	11,854
New York Community Bancorp, Inc. (a)	6,361	105,084
Newalliance Bancshares, Inc. (a)	2,915	42,384
Newmil Bancorp, Inc.	385	11,473
North Fork Bancorporation, Inc.	11,464	313,655
North Valley Bancorp (a)	639	11,387
Northern States Financial Corp.	450	8,505
Northern Trust Corp.	5,259	272,521
Northrim Bancorp, Inc.	465	10,904
Northwest Bancorp, Inc. (a)	1,391	29,573
Oak Hill Financial, Inc.	357	11,860
OceanFirst Financial Corp. (a)	577	13,133
Ohio Valley Banc Corp.	457	11,471
Old National Bancorp (a)	1,798	38,909
Old Second Bancorp, Inc. (a)	407	12,442
Omega Financial Corp. (a)	466	12,987
Oriental Financial Group, Inc. (a)	852	10,531
PAB Bankshares, Inc. (a)	684	12,483
Pacific Capital Bancorp (a)	1,147	40,810
Pamrapo Bancorp, Inc.	531	11,443
Park National Corp. (a)	354	36,335
Parkvale Financial Corp.	380	10,716
Partners Trust Financial Group, Inc.	1,632	19,666
Peapack Gladstone Financial Corp. (a)	469	13,085
Pennfed Financial Services, Inc. (a)	741	13,649
Pennsylvania Commerce Bancorp, Inc. * (a)	350	11,147
Peoples Bancorp, Inc.	403	11,498
People's Bank Corp.	3,451	107,188
PFF Bancorp, Inc.	583	17,793
Placer Sierra Bancshares	498	13,800
Popular, Inc.	6,408	135,529
Preferred Bank - CA (a)	312	13,884
PrivateBancorp, Inc. (a)	561	19,955
Prosperity Bancshares, Inc. (a)	472	13,565
Provident Bankshares Corp.	879	29,684
Provident Financial Holdings, Inc.	431	11,335

The accompanying notes are an integral part of the financial statements. 113

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Provident Financial Services, Inc.	1,948	$36,057
Provident New York Bancorp (a)	1,409	15,513
R & G Financial Corp., Class B (a)	960	12,672
Regions Financial Corp.	11,068	378,083
Renasant Corp. (a)	391	12,367
Republic Bancorp, Inc., Class A (a)	554	11,883
Republic Bancorp, Inc. (a)	2,252	26,799
Riverview Bancorp, Inc.	482	11,235
Rome Bancorp, Inc.	1,044	11,317
Royal Bancshares of Pennsylvania (a)	599	13,867
S & T Bancorp, Inc. (a)	668	24,596
S.Y. Bancorp, Inc. (a)	514	12,860
Sandy Spring Bancorp, Inc.	412	14,371
Santander Bancorp (a)	1,218	30,596
Seacoast Banking Corp. of Florida	672	15,422
Security Bank Corp. (a)	496	11,552
Shore Bancshares, Inc.	388	12,307
SI Financial Group, Inc. (a)	963	10,497
Signature Bank *	810	22,737
Simmons First National Corp., Class A (a)	555	15,374
Sky Financial Group, Inc.	2,423	67,408
SNB Bancshares, Inc. *	778	13,553
Sound Federal Bancorp, Inc. (a)	829	15,834
South Financial Group, Inc.	1,784	49,131
Southwest Bancorp, Inc.	522	10,440
Sovereign Bancorp., Inc.	8,976	194,061
State Bancorp, Inc. (a)	729	12,203
Sterling Bancorp (a)	601	11,858
Sterling Bancshares, Inc.	1,186	18,312
Sterling Financial Corp., Pennsylvania (a)	797	15,781
Sterling Financial Corp., Washington	792	19,784
Suffolk Bancorp (a)	430	14,521
Summit Bankshares, Inc. (a)	647	11,633
Summit Financial Group, Inc. (a)	357	8,204
Sun Bancorp, Inc. of New Jersey *	573	11,317
SunTrust Banks, Inc.	8,680	631,557
Susquehanna Bancshares, Inc.	1,259	29,813
SVB Financial Group *	861	40,329
TCF Financial Corp. (a)	2,938	79,737
TD Banknorth, Inc. (a)	3,756	109,112
Texas Capital Bancshares, Inc. * (a)	788	17,659
Texas Regional Bancshares, Inc., Class A	1,264	35,771
TIB Financial Corp.	358	11,080
Tompkins Trustco, Inc. (a)	283	12,678
Trico Bancshares	584	13,660
TrustCo Bank Corp. (a)	2,317	28,777
Trustmark Corp. (a)	1,368	37,579
U.S.B. Holding Company, Inc. (a)	660	14,296
UCBH Holdings, Inc. (a)	2,386	42,662
Umpqua Holdings Corp. (a)	1,165	33,237
Union Bankshares Corp. (a)	324	13,964
UnionBanCal Corp.	3,276	225,127

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
United Bankshares, Inc.	1,028	$36,227
United Community Banks, Inc. (a)	1,077	28,713
Unizan Financial Corp. (a)	574	15,245
US Bancorp.	44,557	1,331,809
Valley National Bancorp	2,368	57,069
Virginia Commerce Bancorp, Inc. * (a)	468	13,614
W Holding Company, Inc. (a)	4,297	35,364
Wachovia Corp.	38,086	2,013,226
Washington Federal, Inc.	1,713	39,382
Washington Trust Bancorp, Inc. (a)	471	12,331
Webster Financial Corp.	1,031	48,354
Wells Fargo Company	40,934	2,571,883
Wesbanco, Inc. (a)	605	18,398
West Coast Bancorp	546	14,442
Westamerica Bancorporation	736	39,060
Western Alliance Bancorp *	450	13,442
Westfield Financial, Inc. (a)	540	12,965
WFS Financial, Inc. *	1,023	77,901
Whitney Holding Corp.	1,368	37,702
Wilber Corp. (a)	1,119	12,141
Willow Grove Bancorp, Inc.	940	14,222
Wilmington Trust Corp.	1,369	53,268
Wintrust Financial Corp.	557	30,579
Yardville National Bancorp (a)	345	11,954
Zions Bancorp. (a)	2,677	202,274

		23,587,977
Biotechnology - 1.85%
Affymetrix, Inc. * (a)	1,587	75,779
Alnylam Pharmaceuticals, Inc. * (a)	803	10,728
Amgen, Inc. *	30,369	2,394,899
Applera Corp. - Celera Genomics Group *	2,270	24,879
Applera Corp.	4,952	131,525
Arena Pharmaceuticals, Inc. * (a)	1,371	19,496
Arqule, Inc. * (a)	1,255	7,681
Biogen Idec, Inc. *	8,391	380,364
Bio-Rad Laboratories, Inc., Class A *	667	43,649
Cephalon, Inc. * (a)	1,444	93,485
Charles River Laboratories International, Inc. *	1,602	67,877
Chiron Corp. *	4,594	204,249
Coley Pharmaceutical Group, Inc. * (a)	751	11,385
Cotherix, Inc. * (a)	776	8,241
Digene Corp. * (a)	611	17,823
Discovery Laboratories, Inc. * (a)	1,870	12,492
Exelixis, Inc. * (a)	2,502	23,569
Genentech, Inc. *	25,759	2,382,708
Genitope Corp. * (a)	1,251	9,946
Genomic Health, Inc. *	887	8,081
Genzyme Corp. *	6,326	447,754
Geron Corp. * (a)	1,676	14,430
GTx, Inc. * (a)	1,112	8,407
Human Genome Sciences, Inc. *	3,580	30,645

The accompanying notes are an integral part of the financial statements. 114

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
ICOS Corp. * (a)	1,759	$48,601
Inhibitex, Inc. * (a)	1,151	9,668
Integra LifeSciences Holdings Corp. * (a)	796	28,226
Intermune, Inc. * (a)	1,103	18,530
Invitrogen Corp. *	1,317	87,765
Keryx Biopharmaceuticals, Inc. * (a)	1,027	15,035
Lexicon Genetics, Inc. * (a)	2,493	9,099
Martek Biosciences Corp. * (a)	847	20,845
Medarex, Inc. * (a)	2,939	40,705
MedImmune, Inc. *	6,211	217,509
MGI Pharma, Inc. * (a)	1,921	32,964
Millennium Pharmaceuticals, Inc. * (a)	8,010	77,697
Millipore Corp. *	1,192	78,720
Molecular Devices Corp. * (a)	603	17,445
Momenta Pharmaceuticals, Inc. * (a)	816	17,985
Myogen, Inc. * (a)	1,027	30,974
Myriad Genetics, Inc. * (a)	948	19,718
Nektar Therapeutics * (a)	2,355	38,763
Neurocrine Biosciences, Inc. * (a)	954	59,844
Panacos Pharmaceuticals, Inc. *	1,327	9,196
PRA International *	660	18,579
Progenics Pharmaceuticals, Inc. * (a)	655	16,382
Protein Design Labs, Inc. * (a)	2,798	79,519
Regeneration Technologies, Inc. * (a)	1,114	7,965
Serologicals Corp. * (a)	888	17,529
Solexa, Inc. * (a)	880	8,862
StemCells, Inc. * (a)	2,057	7,097
Tanox, Inc. * (a)	1,425	23,327
Telik, Inc. * (a)	1,558	26,470
Tercica, Inc. * (a)	1,287	9,228
Threshold Pharmaceuticals, Inc. * (a)	1,009	14,580
Trimeris, Inc. * (a)	934	10,732

		7,549,651
Broadcasting - 1.24%
Belo Corp., Class A	2,605	55,773
Citadel Broadcasting Corp.	3,300	44,352
CKX, Inc. *	2,174	28,262
Clear Channel Communications, Inc.	13,194	414,951
Cox Radio, Inc., Class A *	1,170	16,474
Crown Media Holdings, Inc., Class A * (a)	3,124	28,647
Cumulus Media, Inc., Class A * (a)	1,735	21,531
Discovery Holding Company *	7,094	107,474
Emmis Communications Corp., Class A * (a)	1,124	22,379
Entercom Communications Corp. *	1,146	34,002
Entravision Communications Corp., Class A * (a)	3,488	24,835
Gray Television, Inc.	1,458	14,318
Hearst Argyle Television, Inc.	1,265	30,170
Journal Communications, Inc.	2,329	32,490
Liberty Global, Inc., Class A *	9,235	207,787
Liberty Global, Inc., Series C *	1,612	34,174
Liberty Media Corp., Series A *	69,233	544,864

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Broadcasting (continued)
Mediacom Communications Corp., Class A *	3,476	$19,083
News Corp.	82,254	1,279,050
Radio One, Inc., Class A * (a)	3,119	32,032
Regent Communications, Inc. *	2,050	9,512
Saga Communications, Inc., Class A * (a)	806	8,761
Salem Communications Corp., Class A * (a)	818	14,307
Sinclair Broadcast Group, Inc., Class A (a)	2,680	24,656
Sirius Satellite Radio, Inc. * (a)	33,155	222,138
Spanish Broadcasting System, Inc., Class A *	2,043	10,440
Univision Communications, Inc., Class A *	7,721	226,920
Viacom, Inc., Class B	39,846	1,298,980
Westwood One, Inc.	2,240	36,512
World Wrestling Entertainment, Inc., Class A	2,384	34,997
WorldSpace, Inc. * (a)	1,202	17,441
XM Satellite Radio Holdings, Inc., Class A * (a)	5,608	152,986

		5,050,298
Building Materials & Construction - 0.26%
American Standard Companies, Inc.	5,142	205,423
Apogee Enterprises, Inc.	913	14,809
Beacon Roofing Supply, Inc. *	788	22,639
BlueLinx Holdings, Inc. (a)	913	10,271
Builders FirstSource, Inc. *	804	17,181
Corrections Corp. of America *	972	43,711
Dycom Industries, Inc. * (a)	1,106	24,332
Eagle Materials, Inc. (a)	463	56,653
ElkCorp (a)	554	18,648
Griffon Corp. * (a)	804	19,143
Hughes Supply, Inc.	1,623	58,185
Infrasource Services, Inc. * (a)	1,311	17,148
Interline Brands, Inc. *	962	21,886
Lennox International, Inc.	1,616	45,571
Levitt Corp., Class A (a)	582	13,235
LSI Industries, Inc. (a)	814	12,747
Masco Corp.	10,637	321,131
NCI Building Systems, Inc. * (a)	509	21,622
Perini Corp. * (a)	783	18,909
RPM International, Inc. (a)	2,865	49,765
Trex Company, Inc. * (a)	463	12,987
U.S. Concrete, Inc. *	1,417	13,433
WCI Commmunities, Inc. * (a)	1,154	30,985

		1,070,414
Business Services - 2.31%
ABM Industries, Inc.	1,315	25,708
Accenture, Ltd., Class A	21,069	608,262
Activcard Corp. *	2,377	8,296
Acxiom Corp.	2,181	50,163
Administaff, Inc.	708	29,771
ADVO, Inc.	905	25,503
Affiliated Computer Services, Inc., Class A *	3,007	177,954
Alliance Data Systems Corp. *	2,053	73,087
AMERCO, Inc. * (a)	557	40,132

The accompanying notes are an integral part of the financial statements. 115

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
AMR Corp. *	4,381	$97,390
Arbitron, Inc.	782	29,700
Automatic Data Processing, Inc.	14,051	644,800
Banta Corp.	633	31,523
BearingPoint, Inc. * (a)	5,245	41,226
Black Box Corp.	509	24,116
Bowne & Company, Inc.	1,140	16,918
Bright Horizons Family Solutions, Inc. * (a)	731	27,084
Brinks Company	1,483	71,051
Cadence Design Systems, Inc. *	6,698	113,330
Catalina Marketing Corp. (a)	1,278	32,397
CDI Corp.	635	17,399
Cendant Corp.	25,202	434,734
Central Parking Corp. (a)	1,083	14,859
Ceridian Corp. *	3,660	90,951
Certegy, Inc.	1,576	63,923
ChoicePoint, Inc. *	2,062	91,780
Clark, Inc. (a)	654	8,665
Coinstar, Inc. * (a)	731	16,689
Compucredit Corp. * (a)	1,256	48,331
Computer Sciences Corp. *	4,544	230,108
Convergys Corp. *	3,512	55,665
Corporate Executive Board Company	1,006	90,238
CoStar Group, Inc. *	537	23,182
CRA International, Inc. * (a)	274	13,067
CSG Systems International, Inc. *	1,331	29,708
Deluxe Corp.	1,203	36,258
DiamondCluster International, Inc., Class A *	1,109	8,805
DST Systems, Inc. *	1,901	113,889
Dun & Bradstreet Corp. *	1,588	106,332
eFunds Corp. *	1,247	29,230
Electro Rent Corp. * (a)	913	13,613
Electronic Data Systems Corp.	12,842	308,722
Emdeon Corp. * (a)	8,597	72,731
Ennis Business Forms, Inc. (a)	886	16,099
Equifax, Inc.	3,214	122,196
Escala Group, Inc. * (a)	882	17,887
Euronet Worldwide, Inc. * (a)	931	25,882
FactSet Research Systems, Inc.	1,224	50,380
Fair Isaac Corp.	1,672	73,852
First Data Corp.	18,732	805,663
Fluor Corp.	2,110	163,019
Forrester Research, Inc. * (a)	765	14,344
FTI Consulting, Inc. * (a)	1,089	29,882
Gartner Group, Inc., Class A * (a)	2,956	38,132
Geo Group, Inc. * (a)	379	8,690
Gevity HR, Inc.	798	20,525
Global Cash Access, Inc. *	1,645	24,001
Global Payments, Inc.	1,900	88,559
GSI Commerce, Inc. * (a)	1,261	19,028
H & R Block, Inc.	7,960	195,418
Harte-Hanks, Inc.	2,075	54,759

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Healthcare Services Group, Inc. (a)	766	$15,864
Heidrick & Struggles International, Inc. *	567	18,172
Hewitt Associates, Inc., Class A * (a)	2,768	77,532
Hudson Highland Group, Inc. * (a)	709	12,308
Huron Consulting Group, Inc. *	564	13,530
Informatica Corp. *	2,428	29,136
Insight Enterprises, Inc. * (a)	1,376	26,983
Intervoice Brite, Inc. *	1,322	10,523
Iron Mountain, Inc. *	3,172	133,922
Jackson Hewitt Tax Service, Inc.	1,006	27,876
Jacobs Engineering Group, Inc. *	1,385	94,000
John H. Harland Company (a)	733	27,561
Kanbay International, Inc. * (a)	978	15,540
Kelly Services, Inc., Class A	961	25,197
Kendle International, Inc. *	413	10,631
Kforce, Inc. *	1,318	14,709
Korn/Ferry International * (a)	1,117	20,877
Labor Ready, Inc. * (a)	1,128	23,485
LECG Corp. * (a)	682	11,853
Manpower, Inc.	2,115	98,348
MAXIMUS, Inc.	600	22,014
McGrath Rentcorp	714	19,849
Moody's Corp.	7,276	446,892
MPS Group, Inc. *	2,667	36,458
Navigant Consulting Company *	1,330	29,233
NCO Group, Inc. *	900	15,228
NCR Corp. *	4,522	153,477
On Assignment, Inc. *	646	7,048
Paxar Corp. *	1,192	23,399
Paychex, Inc.	9,273	353,487
Perot Systems Corp., Class A *	3,028	42,816
PHH Corp. *	1,373	38,471
Pitney Bowes, Inc.	5,277	222,953
Pre-Paid Legal Services, Inc. (a)	432	16,507
QC Holdings, Inc. * (a)	839	9,674
Quest Software, Inc. * (a)	2,617	38,182
R.H. Donnelley Corp. *	793	48,865
R.R. Donnelley & Sons Company	5,224	178,713
Resource America, Inc.	643	10,963
Resources Connection, Inc. * (a)	1,254	32,679
Reynolds & Reynolds Company, Class A	1,801	50,554
Robert Half International, Inc.	4,245	160,843
Rollins, Inc.	1,818	35,833
Scansource, Inc. * (a)	350	19,138
Service Master Company	7,085	84,666
SFBC International, Inc. * (a)	516	8,261
Sirva, Inc. * (a)	2,137	17,096
Sonicwall, Inc. *	2,163	17,131
Sotheby's Holdings, Inc., Class A *	1,761	32,332
Source Interlink Companies * (a)	1,376	15,301
SOURCECORP, Inc. * (a)	533	12,781
Spherion Corp. *	1,884	18,859

The accompanying notes are an integral part of the financial statements. 116

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
SRA International, Inc., Class A *	1,368	$41,779
StarTek, Inc. (a)	741	13,338
SYNNEX Corp. *	886	13,387
Syntel, Inc. (a)	1,178	24,538
Sypris Solutions, Inc. (a)	830	8,283
TALX Corp.	570	26,055
Teletech Holdings, Inc. * (a)	2,073	24,980
TETRA Technologies, Inc. *	1,640	25,699
The BISYS Group, Inc. *	3,193	44,734
Total Systems Services, Inc.	4,798	94,952
Tyler Technologies, Inc. * (a)	1,527	13,407
Unisys Corp. *	8,817	51,403
URS Corp. *	1,159	43,590
Viad Corp.	693	20,326
Viisage Technology, Inc. *	539	9,492
Volt Information Sciences, Inc. *	503	9,567
Waste Industries USA	740	9,531
Watson Wyatt & Company Holdings (a)	841	23,464
West Corp. *	1,698	71,571
Wind River Systems, Inc. *	2,340	34,562
Wireless Facilities, Inc. * (a)	2,348	11,975
Zhone Technologies, Inc. * (a)	4,938	10,469

		9,410,458
Cable and Television - 1.02%
Cablevision Systems New York Group,
Class A *	7,150	167,810
Charter Communications, Inc., Class A *	10,722	13,081
Comcast Corp., Class A *	53,451	1,387,588
DIRECTV Group, Inc. *	34,231	483,342
EchoStar Communications Corp., Class A *	5,344	145,196
Lin TV Corp. * (a)	1,401	15,607
LodgeNet Entertainment Corp. *	740	10,316
Time Warner Telecom, Inc., Class A * (a)	3,383	33,323
Time Warner, Inc.	108,479	1,891,874
TiVo, Inc. * (a)	2,461	12,600

		4,160,737
Cellular Communications - 0.62%
Alamosa Holdings, Inc. *	4,126	76,785
American Tower Corp., Class A *	10,241	277,531
Crown Castle International Corp. *	5,680	152,849
Dobson Communications Corp., Class A * (a)	4,169	31,268
Leap Wireless International, Inc. *	1,486	56,290
Motorola, Inc.	61,336	1,385,580
Nextel Partners, Inc., Class A *	6,110	170,713
NII Holdings, Inc., Class B *	3,606	157,510
Novatel Wireless, Inc * (a)	943	11,420
RF Micro Devices, Inc. * (a)	5,069	27,423
Syniverse Holdings, Inc. *	1,848	38,623
Telephone & Data Systems, Inc.	700	24,227
Telephone & Data Systems, Inc.	1,734	62,476
UbiquiTel, Inc. *	2,892	28,602
Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cellular Communications (continued)
USA Mobility, Inc. * (a)	751	$20,818

		2,522,115
Chemicals - 1.30%
A. Schulman, Inc.	828	17,819
Air Products & Chemicals, Inc.	5,318	314,772
Airgas, Inc.	1,920	63,168
Albany Molecular Research, Inc. *	1,011	12,284
Albemarle Corp.	1,167	44,754
American Vanguard Corp. (a)	605	14,217
Arch Chemicals, Inc.	689	20,601
Ashland, Inc.	1,718	99,472
Balchem Corp.	342	10,195
Cabot Corp.	1,594	57,065
Cabot Microelectronics Corp. * (a)	682	20,003
Calgon Carbon Corp. (a)	1,539	8,757
Cambrex Corp.	808	15,166
Celanese Corp., Series A	3,966	75,830
CF Industries Holdings, Inc.	1,290	19,673
Chemtura Corp.	5,693	72,301
Cytec Industries, Inc.	1,028	48,964
Dow Chemical Company	23,720	1,039,410
E.I. Du Pont De Nemours & Company	24,446	1,038,955
Eastman Chemical Company	1,952	100,704
Engelhard Corp.	2,793	84,209
Ferro Corp.	1,258	23,600
FMC Corp. *	937	49,820
Georgia Gulf Corp. (a)	902	27,439
H.B. Fuller Company	746	23,924
Hawkins, Inc.	779	10,898
Hercules, Inc. *	3,062	34,601
Huntsman Corp. *	5,476	94,297
Kronos Worldwide, Inc. (a)	1,332	38,641
Lubrizol Corp.	1,626	70,617
Lyondell Chemical Company	6,133	146,088
MacDermid, Inc.	883	24,636
Material Sciences Corp. *	727	10,251
Minerals Technologies, Inc.	487	27,218
Newmarket Corp. *	658	16,095
Nl Industries, Inc. (a)	1,471	20,726
Olin Corp.	1,903	37,451
OM Group, Inc. * (a)	826	15,496
Polyone Corp. *	2,739	17,612
PPG Industries, Inc.	4,120	238,548
Praxair, Inc.	7,914	419,125
Quaker Chemical Corp. (a)	634	12,192
Rockwood Holdings, Inc. * (a)	1,629	32,140
Rohm & Haas Company	5,352	259,144
Sigma-Aldrich Corp. (a)	1,534	97,087
Stepan Company (a)	515	13,848
Techne Corp. *	974	54,690
Terra Industries, Inc. * (a)	2,613	14,633

The accompanying notes are an integral part of the financial statements. 117

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Terra Nitrogen Company, LP	615	$11,685
The Scotts Company, Class A	1,628	73,651
UAP Holding Corp.	1,423	29,058
Valhi, Inc. (a)	3,024	55,944
Valspar Corp.	2,533	62,489
W. R. Grace & Company * (a)	1,975	18,565
Westlake Chemical Corp. (a)	1,679	48,372

		5,308,900
Coal - 0.17%
Arch Coal, Inc. (a)	1,520	120,840
CONSOL Energy, Inc.	2,264	147,567
Foundation Coal Holdings, Inc.	1,184	44,992
James River Coal Company * (a)	464	17,725
Massey Energy Company	1,905	72,142
Peabody Energy Corp.	3,218	265,228
Penn Virginia Resource Partners LP (a)	375	20,839

		689,333
Colleges & Universities - 0.12%
Apollo Group, Inc., Class A *	4,541	274,549
Career Education Corp. *	2,413	81,366
Corinthian Colleges, Inc. *	2,491	29,344
DeVry, Inc. *	1,826	36,520
ITT Educational Services, Inc. *	1,123	66,381

		488,160
Commercial Services - 0.08%
CB Richard Ellis Group, Inc. *	1,832	107,813
CBIZ, Inc. *	2,782	16,748
Cenveo, Inc. * (a)	1,533	20,174
Chemed Corp.	696	34,577
Color Kinetics, Inc. * (a)	715	10,289
First Advantage Corp., Class A * (a)	1,302	34,777
Morningstar, Inc. * (a)	964	33,393
Providence Service Corp. * (a)	341	9,817
TNS, Inc. *	676	12,966
Vertrue, Inc. * (a)	337	11,906
Wright Express Corp. *	1,095	24,090

		316,550
Computers & Business Equipment - 3.88%
3Com Corp. *	10,715	38,574
3D Systems Corp. * (a)	502	9,036
ADE Corp. * (a)	485	11,669
Advanced Digital Information Corp. * (a)	1,902	18,621
Agilysys, Inc.	891	16,234
Anteon International Corp. *	897	48,752
Apple Computer, Inc. *	20,532	1,476,045
Applied Films Corp. *	494	10,260
Benchmark Electronics, Inc. * (a)	1,087	36,556
Blue Coat Systems, Inc. * (a)	339	15,499
Brocade Communications Systems, Inc. *	7,248	29,499
Brooks Automation, Inc. *	2,227	27,904
CACI International, Inc., Class A *	753	43,207

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment
(continued)
CDW Corp.	1,920	$110,534
Cisco Systems, Inc. *	161,750	2,769,160
Cogent, Inc. * (a)	2,302	52,209
Cognizant Technology Solutions Corp.,
Class A *	3,428	172,600
Dell, Inc. *	61,022	1,830,050
Diebold, Inc.	1,751	66,538
Digi International, Inc. *	976	10,238
Dot Hill Systems Corp. *	1,830	12,682
Echelon Corp. * (a)	1,745	13,663
Electronics For Imaging, Inc. *	1,383	36,802
EMC Corp. *	58,863	801,714
Extreme Networks, Inc. *	3,669	17,428
Falconstor Software, Inc. * (a)	1,768	13,066
FileNET Corp. * (a)	1,109	28,668
Foundry Networks, Inc. *	3,619	49,978
Gateway, Inc. * (a)	10,296	25,843
GTECH Holdings Corp.	2,995	95,061
Henry, Jack & Associates, Inc.	2,315	44,170
Hewlett-Packard Company	70,415	2,015,981
Hypercom Corp. *	1,825	11,662
IHS, Inc., Class A *	979	20,089
Ingram Micro, Inc., Class A *	3,912	77,966
InPhonic, Inc. * (a)	1,036	9,003
Intergraph Corp. * (a)	679	33,821
Intermec, Inc. *	1,549	52,356
International Business Machines Corp.	39,180	3,220,596
Ixia *	1,816	26,840
Komag, Inc. * (a)	769	26,654
Kronos, Inc. *	824	34,493
Lexar Media, Inc. * (a)	2,320	19,047
Lexmark International, Inc. * (a)	2,938	131,711
Maxtor Corp. * (a)	6,972	48,386
Merge Technologies, Inc. *	704	17,628
Micros Systems, Inc. *	967	46,725
Mobility Electronics, Inc. * (a)	1,121	10,829
MTS Systems Corp.	568	19,676
Multi-Fineline Electronix, Inc. * (a)	663	31,937
National Instruments Corp. (a)	1,992	63,844
Network Appliance, Inc. *	9,056	244,512
Optical Communication Products, Inc. * (a)	3,777	8,725
Palm, Inc. * (a)	1,289	40,990
Plexus Corp. *	1,239	28,175
Quantum Corp. * (a)	5,860	17,873
Rackable Systems Inc. *	537	15,294
Radiant Systems, Inc. *	1,012	12,306
RadiSys Corp. *	700	12,138
Rimage Corp. *	443	12,838
Sandisk Corp. *	4,543	285,391
Seagate Technology, Inc. *	11,770	235,282
SI International, Inc. *	375	11,464

The accompanying notes are an integral part of the financial statements. 118

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment
(continued)
Silicon Storage Technology, Inc. *	3,345	$16,892
Sonic Solutions * (a)	749	11,317
Standard Microsystems Corp. *	613	17,587
Stratasys, Inc. * (a)	354	8,854
Sun Microsystems, Inc. *	84,417	353,707
Sybase, Inc. * (a)	2,247	49,119
Sykes Enterprises, Inc. *	1,240	16,579
Synaptics, Inc. * (a)	715	17,675
Tech Data Corp. *	1,417	56,227
Trident Microsystems, Inc. * (a)	1,469	26,442
Western Digital Corp. *	5,416	100,792
Witness Systems, Inc. *	764	15,028
Xerox Corp. *	23,448	343,513

		15,810,224
Construction & Mining Equipment - 0.16%
A.S.V., Inc. * (a)	820	20,484
Astec Industries, Inc. * (a)	594	19,400
Buckeye Partners LP (a)	925	39,053
Bucyrus International, Inc., Class A	554	29,196
Carbo Ceramics, Inc. (a)	636	35,947
Dril-Quip, Inc. *	512	24,166
Gulf Islands Fabrication, Inc. (a)	574	13,954
Kaman Corp., Class A	795	15,653
Layne Christensen Company * (a)	570	14,495
National Oilwell, Inc. *	4,264	267,353
Parker Drilling Company *	2,920	31,624
Rowan Companies, Inc.	2,681	95,551
Washington Group International, Inc. *	522	27,650

		634,526
Construction Materials - 0.27%
Ameron International Corp. (a)	317	14,449
Applied Industrial Technologies, Inc.	775	26,110
Clarcor, Inc.	1,075	31,938
Columbus McKinnon Corp. *	458	10,067
Comfort Systems USA, Inc.	1,453	13,368
EMCOR Group, Inc. *	366	24,716
Florida Rock Industries, Inc.	1,617	79,330
Forest City Enterprises, Inc.	2,489	94,408
Granite Construction, Inc.	1,082	38,855
JLG Industries, Inc.	1,268	57,897
Lafarge Corp.	1,678	92,323
Martin Marietta Materials, Inc.	1,131	86,770
Regal-Beloit Corp. (a)	637	22,550
Sherwin-Williams Company	3,231	146,752
Simpson Manufacturing, Inc.	1,208	43,911
Standex International Corp.	445	12,353
Trinity Industries, Inc. (a)	1,283	56,542
Universal Forest Products, Inc.	456	25,194
USG Corp. * (a)	1,113	72,345

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction Materials (continued)
Vulcan Materials Company	2,458	$166,529

		1,116,407
Containers & Glass - 0.21%
Ball Corp.	2,584	102,636
Bemis Company, Inc.	2,304	64,213
Graphic Packaging Corp. * (a)	5,919	13,495
Greif, Inc., Class A	591	39,171
Interpool, Inc. (a)	803	15,161
Jarden Corp. * (a)	1,301	39,225
Longview Fibre Company	1,434	29,842
Mobile Mini, Inc. * (a)	406	19,244
Owens-Illinois, Inc. *	3,795	79,847
Packaging Corp. of America	2,551	58,545
Pactiv Corp. *	3,522	77,484
Sealed Air Corp. *	2,084	117,058
Silgan Holdings, Inc.	978	35,325
Smurfit-Stone Container Corp. *	6,475	91,751
Sonoco Products Company	2,169	63,769
West Pharmaceutical Services, Inc.	854	21,376

		868,142
Cosmetics & Toiletries - 1.72%
Alberto Culver Company, Class B	2,137	97,768
Avon Products, Inc.	11,285	322,187
Chattem, Inc. * (a)	544	19,796
Colgate-Palmolive Company	12,598	691,000
Elizabeth Arden, Inc. * (a)	876	17,573
Estee Lauder Companies, Inc., Class A	3,289	110,116
Helen of Troy, Ltd. * (a)	768	12,372
Intermediate Parfums, Inc. (a)	669	12,015
International Flavors & Fragrances, Inc.	2,201	73,734
Kimberly-Clark Corp.	11,331	675,894
Nature's Sunshine Products, Inc. (a)	612	11,065
Nu Skin Enterprises, Inc., Class A (a)	1,845	32,435
Playtex Products, Inc. *	1,767	24,155
Procter & Gamble Company	83,921	4,857,347
Revlon, Inc., Class A * (a)	10,661	33,049
Steiner Leisure, Ltd. *	496	17,638

		7,008,144
Crude Petroleum & Natural Gas - 2.34%
Amerada Hess Corp.	2,270	287,881
Apache Corp.	7,987	547,269
Arena Resources, Inc. * (a)	298	8,225
Bois d'Arc Energy, Inc. * (a)	1,521	24,123
Burlington Resources, Inc.	9,289	800,712
Cabot Oil & Gas Corp., Class A	1,238	55,834
Cascade Natural Gas Corp. (a)	738	14,398
Chesapeake Energy Corp. (a)	7,973	252,983
ChevronTexaco Corp.	55,435	3,147,045
Cimarex Energy Company *	1,953	83,999
Devon Energy Corp.	11,593	725,026
Edge Petroleum Corp. *	623	15,519

The accompanying notes are an integral part of the financial statements. 119

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Crude Petroleum & Natural Gas
(continued)
Endeavour International Corp. *	2,503	$8,260
EOG Resources, Inc.	5,945	436,185
FX Energy, Inc. * (a)	1,190	9,496
Gasco Energy, Inc. * (a)	2,064	13,478
GMX Resources, Inc. * (a)	232	8,352
Goodrich Petroleum Corp. * (a)	708	17,806
Harvest Natural Resources, Inc. * (a)	1,126	9,999
Helmerich & Payne, Inc.	1,248	77,264
Hydril *	616	38,562
Marathon Oil Corp.	9,014	549,584
Newfield Exploration Company *	3,102	155,317
Occidental Petroleum Corp.	9,672	772,599
Parallel Petroleum Corp. * (a)	1,116	18,983
Patterson-UTI Energy, Inc.	4,293	141,454
Petroquest Energy, Inc. * (a)	1,652	13,679
Pioneer Natural Resources Company	3,542	181,598
Plains Exploration & Production Company *	1,967	78,149
Pogo Producing Company	1,404	69,933
Quicksilver Resources, Inc. * (a)	1,910	80,239
SulphCo, Inc. * (a)	1,527	17,255
Sunoco, Inc.	3,367	263,905
Swift Energy Company *	739	33,307
TEPPCO Partners LP (a)	1,712	59,646
Toreador Resources Corp. * (a)	465	9,798
Transmeridian Exploration, Inc. * (a)	2,180	13,298
Unit Corp. *	1,144	62,954
W&T Offshore, Inc. (a)	1,682	49,451
XTO Energy, Inc.	8,548	375,599

		9,529,164
Domestic Oil - 0.43%
Atlas America, Inc. * (a)	419	25,232
Berry Petroleum Company, Class A (a)	611	34,949
BP Prudhoe Bay Royalty Trust (a)	480	31,968
Brigham Exploration Company * (a)	1,459	17,304
Carrizo Oil & Gas, Inc. * (a)	708	17,495
Comstock Resources, Inc. * (a)	1,109	33,836
Delta Petroleum Corp. * (a)	1,271	27,670
Denbury Resources, Inc. *	2,792	63,602
Dorchester Minerals LP	812	20,682
Encore Aquisition Company *	1,315	42,133
Energy Partners, Ltd. * (a)	918	20,003
EnergySouth, Inc. (a)	561	15,023
Enterprise Products Partners LP (a)	9,895	237,579
Forest Oil Corp. *	1,531	69,768
Frontier Oil Corp.	1,395	52,354
Giant Industries, Inc. * (a)	393	20,420
Holly Corp.	827	48,685
Houston Exploration Company *	707	37,330
KCS Energy, Inc. *	1,298	31,437
McMoran Exploration Company * (a)	808	15,974
Meridian Resource Corp. * (a)	2,912	12,230

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Domestic Oil (continued)
Murphy Oil Corp.	4,552	$245,762
Noble Energy, Inc.	3,714	149,674
Oil States International, Inc. *	1,281	40,582
Range Resources Corp. (a)	3,097	81,575
Remington Oil Gas Corp. *	716	26,134
St. Mary Land & Exploration Company	1,481	54,516
Stone Energy Corp. *	684	31,142
Sunoco Logistics Partners LP (a)	671	25,968
Syntroleum Corp. * (a)	1,526	13,780
TETRA Technologies, Inc. *	888	27,102
Vintage Petroleum, Inc.	1,681	89,648
Warren Resources, Inc. * (a)	1,268	20,060
Whiting Petroleum Corp. * (a)	793	31,720
Williams Clayton Energy, Inc. * (a)	424	17,698
World Fuel Services Corp.	660	22,255

		1,753,290
Drugs & Health Care - 0.69%
Abiomed, Inc. * (a)	930	8,593
Alliance Imaging, Inc. * (a)	1,477	8,788
Alpharma, Inc., Class A (a)	1,421	40,513
Antigenics, Inc. * (a)	1,843	8,773
Ariad Pharmaceuticals, Inc. * (a)	1,883	11,016
Arrow International, Inc.	1,207	34,991
Beverly Enterprises, Inc. * (a)	2,971	34,672
Bioenvision, Inc. * (a)	1,347	8,796
Biomarin Pharmaceutical, Inc. * (a)	2,243	24,179
Candela Corp. * (a)	992	14,324
Cell Genesys, Inc. * (a)	1,799	10,668
CNS, Inc. (a)	522	11,437
Conmed Corp. *	870	20,584
Conor Medsystems, Inc. * (a)	1,056	20,434
CV Therapeutics, Inc. * (a)	1,116	27,599
Datascope Corp.	482	15,930
Dendreon Corp. * (a)	2,079	11,268
Depome, Inc. * (a)	1,720	10,320
Diversa Corp. * (a)	2,014	9,667
DOV Pharmaceutical, Inc. * (a)	763	11,201
Durect Corp., Inc. *	1,721	8,725
Enzo Biochem, Inc. * (a)	1,022	12,693
Enzon Pharmaceuticals, Inc. *	1,473	10,900
Gentiva Health Services, Inc. * (a)	727	10,716
Healthextras, Inc. * (a)	1,065	26,731
Hillenbrand Industries, Inc.	1,392	68,779
IDX Systems Corp. *	840	36,893
I-Flow Corp. * (a)	803	11,740
Illumina, Inc. * (a)	1,196	16,864
ImClone Systems, Inc. * (a)	2,109	72,212
Immucor Corp. *	1,211	28,289
Immunogen, Inc. * (a)	1,666	8,547
Intuitive Surgical, Inc. * (a)	889	104,253
Invacare Corp.	805	25,349

The accompanying notes are an integral part of the financial statements. 120

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Drugs & Health Care (continued)
Kos Pharmaceuticals, Inc. * (a)	1,040	$53,799
K-V Pharmaceutical Company, Class A * (a)	1,419	29,231
Landauer, Inc. (a)	275	12,675
Luminex Corp. * (a)	1,245	14,467
Mannatech, Inc. (a)	860	11,877
Matria Healthcare, Inc. *	525	20,349
Maxygen, Inc. *	1,485	11,152
Medical Action, Inc. *	548	11,201
Mentor Corp.	1,098	50,596
Meridian Bioscience, Inc. (a)	834	16,797
Micro Therapeutics, Inc. * (a)	2,051	14,213
Molina Healthcare, Inc. *	762	20,300
NDCHealth Corp. *	1,110	21,345
NeoPharm, Inc. * (a)	951	10,261
Neurogen Corp. * (a)	1,590	10,478
New River Pharmaceuticals, Inc. * (a)	522	27,081
Northfield Laboratories, Inc. * (a)	894	11,980
Option Care, Inc. (a)	947	12,652
OraSure Technologies, Inc. * (a)	1,438	12,683
Parexel International Corp. * (a)	772	15,641
Perrigo Company	2,671	39,825
Quidel Corp. * (a)	1,121	12,062
Res-Care, Inc. *	840	14,591
Vital Signs, Inc.	384	16,443
Wyeth	32,849	1,513,353
Xenoport, Inc. * (a)	765	13,755
Zymogenetics, Inc. *	1,766	30,040

		2,815,291
Educational Services - 0.07%
eCollege.com * (a)	789	14,226
Educate, Inc. * (a)	1,309	15,446
Education Management Corp. *	1,862	62,396
INVESTools, Inc. *	1,453	7,846
Laureate Education, Inc. *	1,212	63,642
Leapfrog Enterprises, Inc., Class A * (a)	1,793	20,888
Learning Tree International, Inc. * (a)	895	11,483
Lincoln Educational Services Corp. * (a)	721	10,282
Princeton Review, Inc. * (a)	1,716	8,837
Renaissance Learning, Inc. (a)	946	17,889
Strayer Education, Inc. (a)	381	35,700
Universal Technical Institute, Inc. *	795	24,597

		293,232
Electrical Equipment - 2.79%
A.O. Smith Corp.	801	28,115
Aaon, Inc. * (a)	591	10,591
American Power Conversion Corp.	4,814	105,908
American Science & Engineering, Inc. * (a)	252	15,717
AMETEK, Inc.	1,650	70,191
Anaren, Inc. * (a)	842	13,160
Anixter International, Inc. *	942	36,851
Artesyn Technologies, Inc. * (a)	1,392	14,338

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
Audiovox Corp., Class A *	849	$11,767
AVX Corp. (a)	4,492	65,044
Baldor Electric Company (a)	955	24,496
Capstone Turbine Corp. * (a)	2,882	8,617
Cohu, Inc. (a)	665	15,209
Cooper Industries, Ltd., Class A	3,470	253,310
DTS, Inc. *	607	8,984
Emerson Electric Company	10,000	747,000
Encore Wire Corp. *	753	17,138
Excel Technology, Inc. *	468	11,129
FLIR Systems, Inc. *	1,767	39,457
General Cable Corp. *	1,230	24,231
General Electric Company	260,698	9,137,465
Genlyte Group, Inc. * (a)	699	37,445
Greatbatch, Inc. *	694	18,051
Hubbell, Inc., Class B	1,425	64,296
Lamson & Sessions Company * (a)	308	7,706
Littelfuse, Inc. *	699	19,048
Methode Electronics, Inc., Class A	1,162	11,585
Metrologic Instruments, Inc. *	771	14,849
Molex, Inc.	4,539	117,787
Plug Power, Inc. * (a)	2,569	13,179
Powell Industries, Inc. * (a)	513	9,213
Power-One, Inc. * (a)	2,772	16,687
Preformed Line Products Company (a)	270	11,553
Sirf Technology Holdings, Inc. * (a)	1,226	36,535
Symbol Technologies, Inc.	6,175	79,164
Tektronix, Inc.	2,165	61,075
Universal Electronics, Inc. * (a)	677	11,665
Varian, Inc. *	859	34,180
Vicor Corp.	1,292	20,427
W.H. Brady Company, Class A	1,272	46,021
Watsco, Inc.	617	36,903
Wesco International, Inc. *	1,191	50,891

		11,376,978
Electrical Utilities - 2.19%
Allegheny Energy, Inc. *	4,022	127,296
Allete, Inc.	815	35,860
Alliant Corp.	2,815	78,933
Ameren Corp.	4,675	239,547
American Electric Power Company, Inc.	9,362	347,237
Avista Corp.	1,458	25,821
Black Hills Corp. (a)	882	30,526
CenterPoint Energy, Inc. (a)	7,660	98,431
Central Vermont Public Service Corp. (a)	732	13,183
CH Energy Group, Inc. (a)	423	19,416
Cinergy Corp.	4,751	201,727
Cleco Corp. (a)	1,458	30,399
CMS Energy Corp. *	5,494	79,718
Connecticut Water Service, Inc. (a)	607	14,878
Consolidated Edison, Inc. (a)	5,773	267,463

The accompanying notes are an integral part of the financial statements. 121

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Utilities (continued)
Constellation Energy Group, Inc.	4,392	$252,979
Dominion Resources, Inc.	8,356	645,083
DPL, Inc.	3,174	82,556
DTE Energy Company	4,046	174,747
Duquesne Light Holdings, Inc. (a)	2,209	36,051
Edison International	8,040	350,624
El Paso Electric Company *	1,338	28,152
Empire District Electric Company	782	15,898
Entergy Corp.	5,008	343,799
Exelon Corp.	16,496	876,597
FirstEnergy Corp.	8,021	392,949
Florida Public Utilities Company	757	10,333
FPL Group, Inc.	9,653	401,179
Great Plains Energy, Inc. (a)	1,901	53,152
Green Mountain Power Corp.	415	11,940
Hawaiian Electric Industries, Inc. (a)	1,938	50,194
IDACORP, Inc.	1,116	32,699
ITC Holdings Corp. (a)	690	19,382
MGE Energy, Inc. (a)	591	20,041
Northeast Utilities	3,421	67,359
NorthWestern Corp.	725	22,526
NSTAR	2,561	73,501
OGE Energy Corp.	2,318	62,099
Otter Tail Corp. (a)	635	18,402
Pepco Holdings, Inc.	4,640	103,797
PG&E Corp.	9,111	338,200
Pike Electric Corp. *	804	13,041
Pinnacle West Capital Corp.	2,287	94,567
PNM Resources, Inc.	1,663	40,727
PPL Corp.	9,351	274,919
Public Service Enterprise Group, Inc.	5,832	378,905
Puget Energy, Inc.	2,577	52,622
Quanta Services, Inc. * (a)	3,118	41,064
Reliant Energy, Inc. *	7,685	79,309
Sierra Pacific Resources *	3,196	41,676
TECO Energy, Inc.	5,139	88,288
The AES Corp. *	16,182	256,161
The Southern Company (a)	18,109	625,304
TXU Corp.	11,797	592,091
UIL Holding Corp. (a)	379	17,430
Unisource Energy Corp.	934	29,141
Unitil Corp. (a)	538	13,504
Westar Energy, Inc.	2,349	50,504
Wisconsin Energy Corp.	2,711	105,892
WPS Resources Corp. (a)	922	50,996

		8,940,815
Electronics - 0.69%
Adaptec, Inc. * (a)	3,587	20,876
Agere Systems, Inc. *	4,734	61,069
Agilent Technologies, Inc. *	10,065	335,064
Amphenol Corp., Class A	2,129	94,229

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronics (continued)
Analogic Corp.	383	$18,326
Ansoft Corp. *	422	14,369
Arrow Electronics, Inc. *	2,693	86,257
Avnet, Inc. *	3,424	81,971
Bel Fuse, Inc., Class B	429	13,642
Belden CDT, Inc.	1,323	32,321
Checkpoint Systems, Inc. *	1,006	24,798
CTS Corp. (a)	1,207	13,349
Cubic Corp. (a)	854	17,046
Daktronics, Inc. (a)	610	18,038
Dolby Laboratories, Inc. *	2,801	47,757
Electro Scientific Industries, Inc. *	818	19,755
Enersys * (a)	1,390	18,126
Engineered Support Systems, Inc.	1,046	43,555
FEI Company * (a)	999	19,151
Franklin Electric, Inc. (a)	650	25,701
Garmin, Ltd. (a)	2,654	176,093
Harman International Industries, Inc.	1,625	159,006
Hutchinson Technology, Inc. *	742	21,110
Identix, Inc. * (a)	2,875	14,404
II-VI, Inc. *	896	16,011
Imation Corp.	824	37,962
Integrated Silicon Solution, Inc. * (a)	1,390	8,952
Itron, Inc. *	598	23,944
Jabil Circuit, Inc. *	4,984	184,857
Keithley Instruments, Inc. (a)	772	10,793
Kemet Corp. * (a)	2,834	20,036
L-3 Communications Holdings, Inc.	2,885	214,500
LoJack Corp. *	589	14,213
Measurement Specialties, Inc. * (a)	461	11,225
Medis Technologies, Ltd. * (a)	909	13,371
Mentor Graphics Corp. *	2,276	23,534
Mercury Computer Systems, Inc. *	614	12,667
OSI Systems, Inc. * (a)	637	11,714
Park Electrochemical Corp.	615	15,978
Photon Dynamics, Inc. *	571	10,438
Portalplayer, Inc. * (a)	664	18,804
Rogers Corp. *	504	19,747
Sanmina-SCI Corp. *	13,608	57,970
Solectron Corp. *	24,787	90,720
Supertex, Inc. *	369	16,328
Sycamore Networks, Inc. * (a)	7,941	34,305
Synopsys, Inc. *	3,672	73,660
Taser International, Inc. * (a)	1,866	13,025
Technitrol, Inc.	1,290	22,059
Teleflex, Inc. (a)	965	62,706
Thermo Electron Corp. *	3,880	116,904
Thomas & Betts Corp. *	1,506	63,192
Trimble Navigation, Ltd. *	1,392	49,402
TTM Technologies, Inc. *	1,441	13,545
Universal Display Corp. * (a)	1,117	11,740
Vishay Intertechnology, Inc. *	4,599	63,282

The accompanying notes are an integral part of the financial statements. 122

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronics (continued)
Woodhead Industries, Inc.	732	$10,153
X-Rite, Inc. (a)	956	9,560
Zebra Technologies Corp., Class A *	1,763	75,544

		2,828,854
Energy - 0.56%
Alon USA Energy, Inc. * (a)	1,141	22,421
Covanta Holding Corp. *	3,717	55,978
Duke Energy Corp.	22,866	627,672
Energen Corp.	1,776	64,504
Energy East Corp.	3,541	80,735
Evergreen Solar, Inc. * (a)	1,785	19,010
Fuelcell Energy, Inc. * (a)	1,584	13,416
Hanover Compressor Company * (a)	2,532	35,727
Headwaters, Inc. * (a)	1,073	38,027
KFx, Inc. * (a)	1,856	31,756
MDU Resources Group, Inc.	2,881	94,324
New Jersey Resources Corp.	616	25,804
NRG Energy, Inc. * (a)	2,059	97,020
Ormat Technologies, Inc.	953	24,911
Pacific Ethanol, Inc. * (a)	1,002	10,842
Pioneer Drilling Company *	1,275	22,861
Progress Energy, Inc.	6,022	264,486
SCANA Corp.	2,570	101,207
Sempra Energy	5,791	259,668
Southwestern Energy Company *	3,886	139,663
SunPower Corp. * (a)	1,526	51,869
Xcel Energy, Inc. (a)	10,021	184,988

		2,266,889
Financial Services - 7.10%
A.G. Edwards, Inc.	1,848	86,597
Accredited Home Lenders Holding Company * (a)	564	27,963
Ace Cash Express, Inc. * (a)	486	11,348
Advance America Cash Advance Centers,
Inc. (a)	2,342	29,041
Advanta Corp., Class A	895	26,966
Affiliated Managers Group, Inc. * (a)	775	62,194
Alliance Capital Management Holding LP (a)	2,002	113,093
Americredit Corp. *	3,499	89,679
Ameriprise Financial, Inc.	6,144	251,904
Ameritrade Holding Corp. *	10,049	241,176
Asset Acceptance Capital Corp. * (a)	1,057	23,740
Asta Funding, Inc. (a)	416	11,373
Bankrate, Inc. * (a)	447	13,195
Bay View Capital Corp. * (a)	830	14,774
Bear Stearns Companies, Inc.	2,698	311,700
Blackrock, Inc., Class A (a)	1,347	146,123
Calamos Asset Management, Inc.	685	21,543
Capital One Financial Corp.	7,000	604,800
Capitalsource, Inc. * (a)	3,315	74,256
Charles Schwab Corp.	32,142	471,523

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Charter Municipal Mortgage Acceptance
Company, SBI (a)	1,503	$31,834
Cheviot Financial Corp. (a)	1,090	12,742
Chicago Merchantile Exchange Holdings, Inc.	847	311,264
CIT Group, Inc.	5,223	270,447
Citigroup, Inc.	127,806	6,202,425
City Holding Company	455	16,357
Cohen & Steers, Inc. (a)	1,061	19,766
Collegiate Funding Services * (a)	938	18,526
Commercial Capital Bancorp, Inc.	1,583	27,101
Countrywide Financial Corp.	14,643	500,644
Cross Timbers Royalty Trust (a)	315	15,404
Delphi Financial Group, Inc. (a)	839	38,602
E*TRADE Financial Corp. *	9,216	192,246
Eaton Vance Corp.	3,310	90,562
Encore Capital Group, Inc. * (a)	707	12,266
EuroBancshares, Inc. * (a)	747	10,585
Federal Home Loan Mortgage Corp.	16,952	1,107,813
Federal National Mortgage Association	23,795	1,161,434
Federated Investors, Inc., Class B	2,639	97,749
Fidelity National Title Group, Inc., Class A (a)	3,674	89,462
Financial Federal Corp. (a)	452	20,091
Fiserv, Inc. *	4,677	202,374
Franklin Resources, Inc.	6,243	586,904
Fremont General Corp. (a)	1,997	46,390
Friedman, Billings, Ramsey Group, Inc. (a)	3,899	38,600
Fulton Financial Corp. (a)	3,355	59,048
GFI Group, Inc. * (a)	729	34,576
Goldman Sachs Group, Inc.	11,082	1,415,282
Harbor Florida Bancshares, Inc. (a)	471	17,451
Heartland Payment Systems, Inc. *	876	18,974
Hugoton Royalty Trust, SBI (a)	1,024	38,820
IndyMac Bancorp, Inc. (a)	1,474	57,516
Interactive Data Corp. *	2,433	55,253
IntercontinentalExchange Inc. * (a)	979	35,587
International Securities Exchange, Inc. * (a)	1,047	28,813
Investment Technology Group, Inc. *	1,119	39,657
Investors Real Estate Trust, SBI (a)	1,634	15,082
Ipayment, Inc. *	474	19,681
iStar Financial, Inc.	2,425	86,451
ITLA Capital Corp. * (a)	205	10,014
Janus Capital Group, Inc.	5,696	106,117
Jeffries Group, Inc.	1,468	66,031
JPMorgan Chase & Company	86,613	3,437,670
Kearny Financial Corp. (a)	1,743	21,265
Knight Capital Group, Inc. * (a)	3,074	30,402
LaBranche & Company, Inc. * (a)	1,966	19,876
Legg Mason, Inc.	2,716	325,078
Lehman Brothers Holdings, Inc.	6,796	871,043
Leucadia National Corp. (a)	2,661	126,291
MarketAxess Holdings, Inc. * (a)	915	10,458
MBNA Corp.	30,869	838,093

The accompanying notes are an integral part of the financial statements. 123

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Mellon Financial Corp.	9,982	$341,884
Merrill Lynch & Company, Inc.	22,527	1,525,754
Moneygram International, Inc.	2,216	57,793
Morgan Stanley	26,743	1,517,398
Nasdaq Stock Market, Inc. * (a)	2,056	72,330
National Financial Partners Corp.	949	49,870
National Health Realty, Inc., REIT (a)	791	14,689
NBT Bancorp, Inc.	870	18,783
Nelnet, Inc., Class A * (a)	1,406	57,196
Nuveen Investments, Class A (a)	1,822	77,654
Ocwen Financial Corp. * (a)	2,238	19,471
optionsXpress Holdings, Inc. (a)	1,712	42,030
Piper Jaffray Companies, Inc. *	629	25,412
PNC Financial Services Group, Inc.	6,957	430,151
Portfolio Recovery Associates, Inc. * (a)	444	20,619
Raymond James Financial, Inc.	1,866	70,292
Sanders Morris Harris Group, Inc. (a)	702	11,506
SEI Investment Company	2,493	92,241
SLM Corp.	10,242	564,232
State Street Corp. (c)	7,949	440,693
Stifel Financial Corp. * (a)	437	16,427
Student Loan Corp.	492	102,941
SWS Group, Inc.	721	15,098
Synovus Financial Corp.	7,144	192,959
T. Rowe Price Group, Inc.	3,174	228,623
The First Marblehead Corp. (a)	1,700	55,862
Thornburg Mortgage Asset Corp. (a)	2,085	54,627
UMB Financial Corp.	498	31,827
United Community Financial Corp. (a)	1,175	13,877
United Panam Financial Corp. *	491	12,702
Waddell & Reed Financial, Inc., Class A	2,242	47,015
Washington Mutual, Inc.	23,815	1,035,953
Wesco Financial Corp.	157	60,445
Westcorp, Inc.	1,216	80,998
World Acceptance Corp. *	547	15,590
WSFS Financial Corp. (a)	201	12,311

		28,966,358
Food & Beverages - 2.86%
ARAMARK Corp., Class B	4,357	121,037
Bob Evans Farms, Inc. (a)	1,095	25,251
Buffalo Wild Wings, Inc. * (a)	376	12,487
Campbell Soup Company	10,031	298,623
Chiquita Brands International, Inc. (a)	1,165	23,312
Coca-Cola Bottling Company (a)	298	12,814
Coca-Cola Enterprises, Inc.	11,474	219,957
ConAgra Foods, Inc.	12,754	258,651
Constellation Brands, Inc., Class A *	5,252	137,760
Corn Products International, Inc.	1,896	45,295
Cosi, Inc. * (a)	1,153	9,570
Cruzan International, Inc. *	531	14,873
Dean Foods Company *	3,645	137,271

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Beverages (continued)
Del Monte Foods Company * (a)	5,086	$53,047
Denny's Corp. * (a)	2,667	10,748
Domino's Pizza, Inc.	1,660	40,172
Dreyer's Grand Ice Cream Holdings, Inc. (a)	2,110	174,877
Farmer Brothers Company (a)	578	11,179
Fisher Communications, Inc. * (a)	258	10,689
Flowers Foods, Inc.	1,624	44,757
General Mills, Inc.	8,643	426,273
Gold Kist, Inc. *	1,435	21,453
H.J. Heinz Company	8,378	282,506
Hain Celestial Group, Inc. *	1,053	22,281
Hansen Natural Corp. * (a)	579	45,631
Hershey Foods Corp.	6,007	331,887
Hormel Foods Corp.	3,352	109,543
J & J Snack Foods Corp.	273	16,219
Kellogg Company	9,808	423,902
Kraft Foods, Inc., Class A (a)	41,844	1,177,490
Lance, Inc.	948	17,661
M & F Worldwide Corp. * (a)	863	14,084
McCormick & Company, Inc.	3,265	100,954
National Beverage Corp. *	1,469	14,352
Nuco2, Inc. * (a)	480	13,382
Peets Coffee & Tea, Inc. * (a)	450	13,658
Pepsi Bottling Group, Inc.	5,801	165,967
PepsiAmericas, Inc.	3,340	77,688
PepsiCo, Inc.	40,812	2,411,173
Performance Food Group Company * (a)	1,050	29,789
Pilgrims Pride Corp. (a)	1,663	55,145
Premium Standard Farms, Inc.	861	12,881
Ralcorp Holdings, Inc. *	786	31,369
Ruth's Chris Steak House, Inc. *	622	11,258
Sanderson Farms, Inc. (a)	587	17,921
Sara Lee Corp.	19,297	364,713
Seabord Corp. (a)	32	48,352
Sensient Technologies Corp. (a)	1,315	23,539
Smithfield Foods, Inc. *	2,709	82,895
Starbucks Corp. *	18,965	569,140
The Coca-Cola Company	59,216	2,386,997
The J.M. Smucker Company	1,427	62,788
The Steak & Shake Company *	873	14,797
Tootsie Roll Industries, Inc. (a)	1,442	41,717
TreeHouse Foods, Inc. *	638	11,943
Tyson Foods, Inc., Class A	8,690	148,599
USANA Health Sciences, Inc. * (a)	525	20,139
William Wrigley Jr. Company	5,406	359,445

		11,641,901
Forest Products - 0.12%
Caraustar Industries, Inc. * (a)	1,066	9,264
Deltic Timber Corp.	400	20,744
Rayonier, Inc.	1,668	66,470

The accompanying notes are an integral part of the financial statements. 124

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Forest Products (continued)
Weyerhaeuser Company	5,742	$380,924

		477,402
Funeral Services - 0.03%
Alderwoods Group, Inc. * (a)	1,302	20,663
Service Corp. International	8,141	66,593
Stewart Enterprises, Inc., Class A	3,105	16,798

		104,054
Furniture & Fixtures - 0.06%
American Woodmark Corp. (a)	495	12,271
Ethan Allen Interiors, Inc. (a)	857	31,306
Furniture Brands International, Inc. (a)	1,404	31,352
Kimball International, Inc., Class B (a)	1,456	15,477
La-Z-Boy, Inc. (a)	1,567	21,249
Leggett & Platt, Inc.	4,643	106,603
Stanley Furniture Company, Inc. (a)	522	12,100

		230,358
Gas & Pipeline Utilities - 0.74%
AGL Resources, Inc.	1,802	62,728
American States Water Company (a)	484	14,907
Aquila, Inc. *	7,387	26,593
Atmos Energy Corp.	1,832	47,925
Bill Barrett Corp. * (a)	1,230	47,490
Boardwalk Pipeline Partners LP *	2,177	39,142
California Water Service Group	522	19,956
Chesapeake Utilities Corp.	516	15,893
Copano Energy LLC	381	14,878
Crosstex Energy LP (a)	644	21,947
Crosstex Energy, Inc. (a)	380	23,963
Delta Natural Gas Company, Inc.	504	12,701
Dresser-Rand Group, Inc. *	1,943	46,982
Dynegy, Inc., Class A * (a)	10,389	50,283
El Paso Corp. (a)	16,067	195,375
Enbridge Energy Management LLC * (a)	311	14,104
Equitable Resources, Inc.	2,938	107,795
Global Industries, Ltd. *	3,120	35,412
Holly Energy Partners LP (a)	461	17,006
Inergy LP (a)	628	16,284
KeySpan Corp.	3,772	134,623
Kinder Morgan Management LLC *	1,520	69,099
Kinder Morgan, Inc.	3,157	290,286
Magellan Midstream Partners LP (a)	1,578	50,859
Markwest Energy Partners LP	257	11,935
Markwest Hydrocarbon, Inc. (a)	480	10,565
Maverick Tube Corp. *	1,083	43,168
Middlesex Water Company (a)	799	13,855
National Fuel Gas Company	1,905	59,417
Nicor, Inc. (a)	931	36,598
NiSource, Inc.	6,535	136,320
Northwest Natural Gas Company (a)	639	21,841
ONEOK, Inc.	2,378	63,326
Pacific Energy Partners LP	816	23,966

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Gas & Pipeline Utilities (continued)
Peoples Energy Corp.	813	$28,512
Piedmont Natural Gas, Inc. (a)	1,864	45,034
Questar Corp.	2,097	158,743
Semco Energy, Inc. * (a)	1,848	10,386
South Jersey Industries, Inc. (a)	598	17,426
Southern Union Company *	2,743	64,817
Southwest Gas Corp.	973	25,687
Southwest Water Company (a)	1,080	15,461
TC Pipelines LP (a)	496	16,120
The Laclede Group, Inc. (a)	565	16,504
Transmontaigne, Inc. *	1,339	8,837
UGI Corp.	2,614	53,848
Ultra Petroleum Corp. *	3,787	211,315
Valero LP (a)	624	32,298
Vectren Corp.	1,864	50,626
Western Gas Resources, Inc. (a)	1,866	87,870
WGL Holdings, Inc. (a)	1,114	33,487
Williams Companies, Inc.	14,248	330,126
Williams Partners LP *	552	17,195

		3,021,514
Gold - 0.02%
Meridian Gold, Inc. *	2,335	51,067
Royal Gold, Inc. (a)	647	22,470

		73,537
Healthcare Products - 3.03%
Adeza Biomedical Corp. *	684	14,398
Advanced Medical Optics, Inc. *	1,677	70,099
Align Technology, Inc. * (a)	1,949	12,610
American Medical Systems Holdings, Inc. *	1,828	32,593
Angiodynamics, Inc. *	453	11,565
Animas Corp. *	659	15,915
Arthrocare Corp. * (a)	657	27,686
Aspect Medical Systems, Inc. * (a)	628	21,572
Bausch & Lomb, Inc.	1,275	86,572
Baxter International, Inc.	15,188	571,828
Beckman Coulter, Inc.	1,499	85,293
Becton, Dickinson & Company	6,087	365,707
Biomet, Inc.	6,021	220,188
Biosite, Inc. * (a)	450	25,330
Boston Scientific Corp. *	20,188	494,404
Bruker BioSciences Corp. *	3,261	15,848
C.R. Bard, Inc.	2,479	163,416
Caliper Life Sciences, Inc. * (a)	1,496	8,796
Cantel Medical Corp. * (a)	473	8,486
Cerus Corp. * (a)	698	7,085
Computer Programs & Systems, Inc.	340	14,086
Conceptus, Inc. * (a)	895	11,295
Cyberonics, Inc. * (a)	684	22,093
Cytyc Corp. *	2,844	80,286
Dade Behring Holdings, Inc.	2,160	88,322
DENTSPLY International, Inc.	1,806	96,964

The accompanying notes are an integral part of the financial statements. 125

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Diagnostic Products Corp. (a)	748	$36,315
DJ Orthopedics, Inc. *	646	17,817
Edwards Lifesciences Corp. *	1,478	61,500
Encore Medical Corp. * (a)	1,890	9,355
Fisher Scientific International, Inc. *	2,875	177,848
Foxhollow Technologies, Inc. * (a)	656	19,542
Gen-Probe, Inc. *	1,264	61,671
Guidant Corp.	8,168	528,878
Haemonetics Corp. *	657	32,101
Health Tronics, Inc. * (a)	1,039	7,948
Henry Schein, Inc. *	2,033	88,720
Hologic, Inc. *	1,177	44,632
ICU Medical, Inc. * (a)	412	16,155
IDEXX Laboratories, Inc. *	815	58,664
INAMED Corp. *	901	79,000
Intralase Corp. * (a)	844	15,049
Inverness Medical Innovations, Inc. * (a)	645	15,293
Johnson & Johnson	73,071	4,391,567
Kensey Nash Corp. * (a)	407	8,966
Kinetic Concepts, Inc. *	1,748	69,500
Kyphon, Inc. * (a)	1,104	45,076
LCA-Vision, Inc. (a)	563	26,748
LifeCell Corp. * (a)	891	16,991
Lifeline Systems, Inc. * (a)	422	15,428
Mannkind Corp. * (a)	1,241	13,974
Medtronic, Inc.	29,670	1,708,102
Merit Medical Systems, Inc. * (a)	854	10,368
Nuvasive, Inc. * (a)	852	15,421
Owens & Minor, Inc.	1,027	28,273
Patterson Companies, Inc. * (a)	3,385	113,059
PetMed Express, Inc. * (a)	561	7,949
Polymedica Corp. (a)	695	23,262
PSS World Medical, Inc. *	1,799	26,697
ResMed, Inc. * (a)	1,757	67,311
Respironics, Inc. *	1,770	65,614
Rotech Healthcare, Inc. * (a)	584	9,788
Somanetics Corp. * (a)	264	8,448
SonoSite, Inc. *	480	16,805
Spectranetics Corp. *	666	7,493
St. Jude Medical, Inc. *	8,991	451,348
Stereotaxis, Inc. * (a)	1,385	11,925
STERIS Corp.	1,720	43,034
Stryker Corp.	9,883	439,102
SurModics, Inc. * (a)	482	17,829
Sybron Dental Specialties, Inc. *	1,009	40,168
Symmetry Medical, Inc. *	961	18,634
The Cooper Companies, Inc.	1,099	56,379
The Medicines Company *	1,368	23,872
Thoratec Corp. *	1,408	29,132
Tripath Imaging, Inc. * (a)	1,433	8,655
Varian Medical Systems, Inc. *	3,215	161,843
Ventana Medical Systems, Inc. * (a)	955	40,444

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Viasys Healthcare, Inc. *	885	$22,745
Wright Medical Group, Inc. * (a)	1,018	20,767
Young Innovations, Inc. (a)	334	11,383
Zimmer Holdings, Inc. *	6,064	408,956
Zoll Medical Corp. *	402	10,126

		12,356,107
Healthcare Services - 2.06%
Amedisys, Inc. * (a)	410	17,318
American Healthways, Inc. * (a)	888	40,182
American Retirement Corp. *	950	23,873
AMERIGROUP Corp. *	1,295	25,201
AMN Healthcare Services, Inc. *	870	17,209
Apria Healthcare Group, Inc. *	1,257	30,306
AVANIR Pharmaceuticals * (a)	3,691	12,697
Barrier Therapeutics, Inc. * (a)	1,030	8,446
Brookdale Senior Living, Inc. (a)	1,178	35,116
Capital Senior Living Corp. * (a)	1,435	14,838
Cardinal Health, Inc.	10,523	723,456
Cerner Corp. * (a)	906	82,364
CorVel Corp. *	430	8,166
Covance, Inc. *	1,539	74,718
Coventry Health Care, Inc. *	3,977	226,530
Cross Country Healthcare, Inc. *	934	16,607
DaVita, Inc. *	2,460	124,574
Eclipsys Corp. * (a)	1,383	26,180
Express Scripts, Inc. *	3,586	300,507
Genesis HealthCare Corp. *	528	19,283
HCA, Inc.	10,376	523,988
Health Net, Inc. *	2,798	144,237
Horizon Health Corp. * (a)	400	9,052
Humana, Inc. *	3,965	215,418
IMS Health, Inc.	5,664	141,147
Intermagnetics General Corp. * (a)	788	25,137
Kindred Healthcare, Inc. * (a)	986	25,399
Laboratory Corp. of America Holdings *	3,204	172,535
Lincare Holdings, Inc. *	2,444	102,428
Magellan Health Services, Inc. *	749	23,556
McKesson Corp.	7,269	375,008
Medco Health Solutions, Inc. *	7,581	423,020
Medical Staffing Network Holdings, Inc. * (a)	1,573	8,447
National Healthcare Corp. (a)	373	13,943
Nitromed, Inc. * (a)	804	11,216
Odyssey Healthcare, Inc. * (a)	1,115	20,784
Omnicare, Inc.	2,628	150,374
Pediatrix Medical Group, Inc. *	570	50,485
Per-Se Technologies, Inc. * (a)	877	20,487
Phase Forward, Inc. * (a)	1,337	13,036
Quest Diagnostics, Inc.	4,901	252,303
Radiation Therapy Services, Inc. *	650	22,952
Renal Care Group, Inc. *	1,580	74,750
Sierra Health Services, Inc. *	705	56,372

The accompanying notes are an integral part of the financial statements. 126

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Services (continued)
Specialty Laboratories, Inc. * (a)	1,103	$14,394
Symbion, Inc. * (a)	656	15,088
The Advisory Board Company *	478	22,786
United Surgical Partners International, Inc. * (a)	1,176	37,808
UnitedHealth Group, Inc.	33,526	2,083,306
US Physical Therapy, Inc. *	557	10,288
WebMD Health Corp. * (a)	1,434	41,658
Weight Watchers International, Inc. * (a)	2,510	124,069
Wellcare Health Plans, Inc. * (a)	1,050	42,893
Wellpoint, Inc. *	16,152	1,288,768

		8,384,703
Holdings Companies/Conglomerates - 0.93%
Berkshire Hathaway, Inc., Class A *	38	3,367,560
Loews Corp.	4,658	441,811

		3,809,371
Homebuilders - 0.47%
Beazer Homes USA, Inc. (a)	1,015	73,933
Centex Corp.	3,118	222,906
Champion Enterprises, Inc. * (a)	2,044	27,839
D.R. Horton, Inc.	7,640	272,977
Hovnanian Enterprises, Inc., Class A * (a)	1,487	73,815
KB Home	2,307	167,627
Lennar Corp., Class A	3,753	229,008
M.D.C. Holdings, Inc.	1,053	65,265
Meritage Homes Corp. *	654	41,150
NVR, Inc. * (a)	152	106,704
Orleans Homebuilders, Inc. (a)	567	10,404
Palm Harbor Homes, Inc. * (a)	792	14,890
Pulte Homes, Inc.	6,300	247,968
Ryland Group, Inc.	1,136	81,940
Schottenstein Homes, Inc. (a)	342	13,892
Standard Pacific Corp.	1,638	60,278
Toll Brothers, Inc. *	3,783	131,043
Walter Industries, Inc. (a)	981	48,775
William Lyon Homes, Inc. * (a)	217	21,895

		1,912,309
Hotels & Restaurants - 1.09%
AFC Enterprises, Inc. * (a)	877	13,260
Ameristar Casinos, Inc.	1,497	33,982
Applebee's International, Inc.	2,049	46,287
Aztar Corp. *	927	28,172
BJ's Restaurants, Inc. * (a)	655	14,973
Boyd Gaming Corp.	2,197	104,709
Brinker International, Inc.	2,065	79,833
California Pizza Kitchen, Inc. *	575	18,383
CBRL Group, Inc.	1,149	40,387
CEC Entertainment, Inc. *	961	32,712
Choice Hotels, Inc.	1,681	70,199
CKE Restaurants, Inc. (a)	1,734	23,426
Darden Restaurants, Inc.	3,610	140,357
Harrah's Entertainment, Inc.	4,519	322,160

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels & Restaurants (continued)
Hilton Hotels Corp.	9,447	$227,767
IHOP Corp.	562	26,363
Interstate Hotels & Resorts, Inc. *	2,180	9,527
Jack In the Box, Inc. *	962	33,603
Kerzner International, Ltd. *	802	55,137
Krispy Kreme Doughnuts, Inc. * (a)	1,866	10,711
La Quinta Corp. *	5,278	58,797
Landry's Restaurants, Inc.	634	16,934
Lone Star Steakhouse & Saloon, Inc.	585	13,888
Luby's Cafeterias, Inc. *	714	9,496
Marcus Corp.	987	23,195
Marriott International, Inc., Class A	5,261	352,329
McCormick & Schmick's Seafood
Restaurants, Inc. * (a)	640	14,470
McDonald's Corp.	31,138	1,049,973
O'Charley's, Inc. *	674	10,454
Orient Express Hotels, Ltd.	1,348	42,489
Outback Steakhouse, Inc.	1,741	72,443
P.F. Chang's China Bistro, Inc. * (a)	698	34,642
Panera Bread Company, Class A * (a)	785	51,559
Papa Johns International, Inc. * (a)	463	27,461
RARE Hospitality International, Inc. *	960	29,174
Red Robin Gourmet Burgers, Inc. * (a)	450	22,932
Ruby Tuesday, Inc. (a)	1,600	41,424
Ryan's Restaurant Group, Inc. *	1,265	15,256
Sonic Corp. *	1,444	42,598
Starwood Hotels & Resorts Worldwide, Inc.	5,339	340,949
Station Casinos, Inc.	1,593	108,005
Texas Roadhouse, Inc., Class A * (a)	1,964	30,540
The Cheesecake Factory, Inc. *	1,939	72,499
Triarc Companies, Inc. (a)	2,078	30,858
Wendy's International, Inc.	2,768	152,960
Wynn Resorts, Ltd. * (a)	2,500	137,125
Yum! Brands, Inc.	6,864	321,784

		4,456,182
Household Appliances - 0.12%
Bassett Furniture Industries, Inc. (a)	689	12,747
Black & Decker Corp.	1,923	167,224
Consolidated Tomoka Land Company (a)	172	12,195
Drew Industries, Inc. * (a)	610	17,196
Jacuzzi Brands, Inc. * (a)	2,205	18,522
Lifetime Brands, Inc. (a)	569	11,761
Maytag Corp. (a)	2,114	39,785
National Presto Industries, Inc.	327	14,502
Technical Olympic USA, Inc. (a)	1,501	31,656
The Toro Company	1,004	43,945
Whirlpool Corp.	1,559	130,582

		500,115
Household Products - 0.24%
Blyth, Inc. (a)	1,103	23,108
Central Garden & Pet Company *	527	24,210

The accompanying notes are an integral part of the financial statements. 127

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Products (continued)
Church & Dwight, Inc.	1,571	$51,890
Energizer Holdings, Inc. *	1,720	85,639
Fortune Brands, Inc.	3,522	274,787
iRobot Corp. * (a)	343	11,432
Martha Stewart Living
Omnimedia, Inc., Class A * (a)	1,424	24,820
Newell Rubbermaid, Inc. (a)	6,692	159,136
Select Comfort Corp. * (a)	958	26,201
Tempur-Pedic International, Inc. * (a)	2,596	29,854
The Clorox Company	3,563	202,699
Tupperware Corp.	1,546	34,630
TurboChef Technologies, Inc. * (a)	860	12,350
Water Pik Technology, Inc. *	557	11,959
WD-40 Company	574	15,073

		987,788
Housing & Urban Development - 0.00%
Cavco Industries, Inc. *	331	12,671
Industrial Machinery - 0.97%
Actuant Corp., Class A (a)	705	39,339
AGCO Corp. *	2,136	35,394
Alamo Group, Inc.	529	10,844
Albany International Corp., Class A	832	30,085
Badger Meter, Inc.	281	11,026
Briggs & Stratton Corp.	1,284	49,806
Cascade Corp.	355	16,653
Caterpillar, Inc.	16,715	965,626
Ceradyne, Inc. * (a)	677	29,653
Circor International, Inc.	529	13,574
Cognex Corp.	1,242	37,372
Cooper Cameron Corp. *	2,652	109,793
Cummins, Inc.	1,050	94,216
Deere & Company	5,805	395,379
Dionex Corp. *	573	28,123
Donaldson Company, Inc.	2,028	64,490
Dover Corp.	4,844	196,134
Energy Conversion Devices, Inc. * (a)	800	32,600
EnPro Industries, Inc. * (a)	614	16,547
Flowserve Corp. *	1,387	54,870
FMC Technologies, Inc. *	1,668	71,591
Gardner Denver, Inc. *	568	28,002
Gehl Company * (a)	385	10,106
Gorman Rupp Company (a)	586	12,956
Graco, Inc.	1,685	61,469
Grant Prideco, Inc. *	3,197	141,052
IDEX Corp.	1,195	49,126
Ingersoll-Rand Company, Class A	7,935	320,336
ITT Industries, Inc.	2,212	227,438
Kadant, Inc. *	581	10,749
Kennametal, Inc.	911	46,497
Lindsay Manufacturing Company (a)	490	9,423
Lufkin Industries, Inc. (a)	404	20,147

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Machinery (continued)
Manitowoc, Inc.	717	$36,008
Metropolitan Pro Corp. (a)	896	10,627
Middleby Corp. * (a)	248	21,452
NACCO Industries, Inc., Class A	218	25,539
NATCO Group, Inc. *	653	13,360
Pall Corp.	3,042	81,708
Parker-Hannifin Corp.	2,823	186,205
Presstek, Inc. * (a)	1,281	11,580
Quixote Corp. (a)	477	9,445
Robbins & Myers, Inc. (a)	483	9,829
Rofin Sinar Technologies, Inc. *	489	21,257
Rush Enterprises, Inc., Class B *	872	12,557
Sauer-Danfoss, Inc. (a)	1,423	26,767
Stewart & Stevenson Services, Inc.	755	15,953
Tecumseh Products Company, Class A (a)	607	13,906
Tennant Company (a)	305	15,860
Tredegar Industries, Inc.	1,136	14,643
Valmont Industries, Inc.	701	23,455
W.W. Grainger, Inc.	2,121	150,803
Watts Industries, Inc., Class A (a)	901	27,291

		3,968,661
Industrials - 0.10%
Brookfield Homes Corp.	724	36,005
Clean Harbors, Inc. * (a)	490	14,117
Crane Company	1,506	53,117
Fastenal Company (a)	3,733	146,296
Foster Wheeler, Ltd. *	1,170	43,033
GrafTech International, Ltd. * (a)	2,934	18,249
Harsco Corp.	987	66,632
Intevac, Inc. * (a)	890	11,748
Lawson Products, Inc. (a)	327	12,341

		401,538
Insurance - 4.78%
21st Century Insurance Group	2,521	40,790
ACE, Ltd.	7,052	376,859
Aetna, Inc.	7,045	664,414
Affirmative Insurance Holdings, Inc. (a)	743	10,840
AFLAC, Inc.	12,396	575,422
Alfa Corp. (a)	2,297	36,982
Alleghany Corp. *	194	55,096
Allstate Corp.	16,653	900,428
Ambac Financial Group, Inc.	2,584	199,123
American Equity Investment Life Holding
Company (a)	1,163	15,177
American Financial Group, Inc.	1,917	73,440
American Independence Corp. * (a)	1,047	12,030
American International Group, Inc.	63,905	4,360,238
American National Insurance Company	652	76,278
American Physicians Capital, Inc. *	355	16,255
Amerus Group Company (a)	938	53,156
Aon Corp.	7,901	284,041

The accompanying notes are an integral part of the financial statements. 128

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Arch Cap Group, Ltd. *	785	$42,979
Argonaut Group, Inc. *	829	27,166
Arthur J. Gallagher & Company (a)	2,308	71,271
Aspen Insurance Holdings, Ltd.	1,425	33,730
Assurant, Inc.	3,523	153,215
Assured Guaranty, Ltd.	1,717	43,595
Axis Capital Holdings, Ltd.	3,019	94,434
Baldwin & Lyons, Inc., Class B (a)	652	15,844
Bristol West Holdings, Inc.	981	18,668
Brown & Brown, Inc. (a)	3,426	104,630
Ceres Group, Inc. *	2,148	11,105
Chubb Corp.	4,876	476,141
CIGNA Corp.	3,232	361,014
Cincinnati Financial Corp.	4,258	190,247
Citizens, Inc. Class A * (a)	1,941	10,578
CNA Financial Corp. * (a)	6,508	213,007
CNA Surety Corp. *	1,332	19,407
Commerce Group, Inc.	866	49,605
Conseco, Inc. *	3,755	87,003
Crawford & Company, Class B (a)	1,928	11,105
Direct General Corp. (a)	778	13,148
Donegal Group, Inc., Class B	674	14,323
EMC Insurance Group, Inc. (a)	958	19,103
Endurance Specialty Holdings, Ltd.	1,145	41,048
Erie Indemnity Company, Class A	1,540	81,928
Everest Re Group, Ltd.	1,215	121,925
FBL Financial Group, Inc., Class A	895	29,365
Fidelity National Financial, Inc.	4,278	157,388
First Acceptance Corp. * (a)	1,634	16,814
First American Corp.	2,330	105,549
FPIC Insurance Group, Inc. * (a)	376	13,047
Genworth Financial, Inc.	11,537	398,950
Great American Financial Resources, Inc.	1,461	28,986
Hanover Insurance Group, Inc.	1,423	59,439
Harleysville Group, Inc.	885	23,453
Hartford Financial Services Group, Inc.	7,411	636,531
HCC Insurance Holdings, Inc.	2,596	77,049
Hilb, Rogal and Hamilton Company (a)	909	35,006
Horace Mann Educators Corp.	1,166	22,107
Independence Holding Company	736	14,389
Infinity Property & Casualty Corp.	550	20,466
IPC Holdings, Ltd.	1,141	31,241
James River Group, Inc. *	644	12,783
Jefferson-Pilot Corp.	3,114	177,280
Kansas City Life Insurance Company (a)	330	16,526
KMG America Corp. *	1,222	11,218
LandAmerica Financial Group, Inc. (a)	458	28,579
Liberty Corp.	553	25,886
Lincoln National Corp.	4,087	216,734
Markel Corp. *	254	80,531
Marsh & McLennan Companies, Inc.	12,925	410,498
Max Re Capital, Ltd.	1,084	28,152

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
MBIA, Inc.	3,350	$201,536
Mercury General Corp. (a)	1,384	80,577
MetLife, Inc.	18,107	887,243
MGIC Investment Corp.	2,336	153,756
Midland Company (a)	534	19,245
Montpelier Re Holdings, Ltd. (a)	1,980	37,422
National Interstate Corp. * (a)	724	13,807
National Western Life Insurance Company,
Class A * (a)	85	17,587
Nationwide Financial Services, Inc., Class A	2,303	101,332
Navigators Group, Inc. *	389	16,964
Nymagic, Inc.	595	14,750
Odyssey Re Holdings Corp. (a)	1,688	42,335
Ohio Casualty Corp.	1,615	45,737
Old Republic International Corp.	4,506	118,328
PartnerRe, Ltd. (a)	1,064	69,873
Philadelphia Consolidated Holding Corp. *	581	56,177
Phoenix Companies, Inc. (a)	2,874	39,201
PICO Holdings, Inc. *	455	14,678
Platinum Underwriters Holdings, Ltd.	801	24,887
PMA Capital Corp., Class A * (a)	1,524	13,914
PMI Group, Inc. (a)	2,259	92,777
Presidential Life Corp.	1,029	19,592
Primus Guaranty, Ltd. * (a)	1,254	16,365
Principal Financial Group, Inc.	6,854	325,085
ProAssurance Corp. *	803	39,058
Progressive Corp.	4,901	572,339
Protective Life Corp.	1,617	70,776
Prudential Financial, Inc.	12,869	941,882
PXRE Group, Ltd. (a)	811	10,511
Radian Group, Inc.	2,104	123,273
Reinsurance Group of America, Inc.	1,534	73,264
RenaissanceRe Holdings, Ltd. (a)	1,482	65,371
RLI Corp.	684	34,111
SAFECO Corp.	3,106	175,489
Safety Insurance Group, Inc. (a)	470	18,974
Scottish Re Group, Ltd. (a)	822	20,180
SeaBright Insurance Holdings, Inc. *	913	15,183
Selective Insurance Group, Inc. (a)	734	38,975
St. Paul Travelers Companies, Inc.	17,119	764,706
Stancorp Financial Group, Inc.	1,376	68,731
State Auto Financial Corp. (a)	1,111	40,507
Stewart Information Services Corp. (a)	448	21,804
Torchmark, Inc.	2,347	130,493
Tower Group, Inc. (a)	782	17,188
Transatlantic Holdings, Inc. (a)	1,681	112,963
Triad Guaranty, Inc. *	426	18,740
U.S.I. Holdings Corp. * (a)	1,456	20,049
UICI	1,177	41,795
United Fire & Casualty Company (a)	551	22,277
Unitrin, Inc.	1,777	80,054
Universal American Financial Corp. *	1,579	23,811

The accompanying notes are an integral part of the financial statements. 129

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
UnumProvident Corp. (a)	7,369	$167,645
W.R. Berkley Corp.	3,156	150,289
White Mountains Insurance Group, Ltd. (a)	272	151,926
XL Capital, Ltd., Class A	3,724	250,923
Zenith National Insurance Corp.	805	37,127

		19,498,337
International Oil - 0.91%
Anadarko Petroleum Corp.	5,752	545,002
APCO Argentina, Inc.	289	14,921
ATP Oil & Gas Corp. * (a)	785	29,053
Callon Petroleum Company * (a)	684	12,073
Cheniere Energy, Inc. * (a)	1,378	51,289
ConocoPhillips	34,253	1,992,839
Kerr-McGee Corp.	2,820	256,225
Nabors Industries, Ltd. *	3,857	292,168
Noble Corp.	3,207	226,222
Weatherford International, Ltd. *	7,442	269,400

		3,689,192
Internet Content - 0.42%
Alloy, Inc. * (a)	1,975	5,708
Audible, Inc. * (a)	667	8,564
Autobytel, Inc. * (a)	1,954	9,653
CMGI, Inc. * (a)	13,893	21,117
CNET Networks, Inc. * (a)	3,872	56,880
Digitas, Inc. *	2,453	30,712
Harris Interactive, Inc. * (a)	2,599	11,202
InfoSpace, Inc. * (a)	880	22,722
Internet Cap Group, Inc. * (a)	1,364	11,212
iVillage, Inc. * (a)	2,281	18,294
Jupitermedia Corp. * (a)	974	14,396
NetFlix, Inc. * (a)	1,442	39,020
Netratings, Inc. * (a)	1,079	13,304
ProQuest Company * (a)	776	21,658
RightNow Technologies, Inc. * (a)	964	17,795
Safeguard Scientifics, Inc. * (a)	5,814	11,221
Schawk, Inc., Class A (a)	701	14,546
The Knot, Inc. *	650	7,436
Travelzoo, Inc. * (a)	472	10,384
WebSideStory, Inc. * (a)	601	10,896
Yahoo!, Inc. *	34,919	1,368,126

		1,724,846
Internet Retail - 0.63%
1-800-Flowers.com, Inc. * (a)	2,472	15,870
Amazon.com, Inc. * (a)	10,114	476,875
Ariba, Inc. * (a)	2,215	16,280
Blue Nile, Inc. * (a)	513	20,679
Drugstore.com, Inc. * (a)	3,162	9,012
eBay, Inc. *	34,019	1,471,322
Expedia, Inc. *	8,965	214,801
HomeStore, Inc. *	4,230	21,573
IAC/InterActiveCorp * (a)	8,337	236,021

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Retail (continued)
Nutri/System, Inc. * (a)	881	$31,734
Overstock.com, Inc. * (a)	572	16,102
Priceline.com, Inc. * (a)	1,083	24,173
Provide Commerce, Inc. *	403	13,343
Stamps.com, Inc. *	691	15,865

		2,583,650
Internet Service Provider - 0.80%
Avocent Corp. *	1,299	35,320
C-COR.net Corp. * (a)	1,708	8,301
Earthlink, Inc. * (a)	3,634	40,374
Entrust, Inc. *	2,342	11,335
eSPEED, Inc., Class A * (a)	1,918	14,788
Google, Inc., Class A *	7,206	2,989,481
Online Resources Corp. *	967	10,685
Redback Networks, Inc. * (a)	1,528	21,484
Salesforce.Com, Inc. * (a)	2,661	85,285
Terremark Worldwide, Inc. * (a)	1,611	7,491
TriZetto Group, Inc. *	1,250	21,237
United Online, Inc. (a)	1,812	25,767

		3,271,548
Internet Software - 0.42%
Agile Software Corp. *	1,817	10,866
Akamai Technologies, Inc. * (a)	3,538	70,512
Checkfree Corp. *	2,271	104,239
Cybersource Corp. *	1,418	9,359
Digital River, Inc. * (a)	910	27,063
eResearch Technology, Inc. * (a)	1,491	22,514
F5 Networks, Inc. *	971	55,532
Internet Security Systems, Inc. *	1,242	26,020
Interwoven, Inc. *	1,408	11,926
Juniper Networks, Inc. *	13,521	301,518
Keynote Systems, Inc. *	917	11,783
Lionbridge Technologies, Inc. * (a)	1,551	10,888
MatrixOne, Inc. *	2,118	10,569
McAfee, Inc. *	4,042	109,659
NIC, Inc. * (a)	2,270	13,983
Openwave Systems, Inc. * (a)	2,022	35,324
PC-Tel, Inc. *	1,241	10,871
RealNetworks, Inc. * (a)	4,524	35,106
RSA Security, Inc. *	2,056	23,089
S1 Corp. * (a)	2,496	10,858
Safenet, Inc. * (a)	706	22,747
Sapient Corp. * (a)	3,592	20,439
Stellent, Inc. *	1,188	11,797
Symantec Corp. *	29,385	514,238
TIBCO Software, Inc. *	5,718	42,713
VASCO Data Security International, Inc. * (a)	1,113	10,974
VeriSign, Inc. *	6,309	138,293
Vignette Corp. * (a)	1,019	16,620
WebEx Communications, Inc. * (a)	1,230	26,605

The accompanying notes are an integral part of the financial statements. 130

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software (continued)
WebMethods, Inc. *	1,994	$15,374

		1,731,479
Investment Companies - 0.04%
CBOT Holdings, Inc. *	1,191	111,668
GAMCO Investors, Inc. (a)	836	36,391
Medallion Financial Corp.	1,041	11,722
WP Stewart & Company, Ltd.	673	15,863

		175,644
Leisure Time - 1.18%
Alliance Gaming Corp. * (a)	1,490	19,400
Ambassadors International, Inc. (a)	823	12,756
Arctic Cat, Inc. (a)	603	12,096
Blockbuster, Inc., Class A (a)	5,142	19,282
Bluegreen Corp. * (a)	856	13,525
Brunswick Corp.	2,357	95,836
Callaway Golf Company	2,096	29,009
Carmike Cinemas, Inc. (a)	408	10,347
Carnival Corp.	15,532	830,496
Cedar Fair LP (a)	1,203	34,334
Churchill Downs, Inc.	400	14,692
Dover Downs Gaming & Entertainment, Inc.	713	10,089
Dover Motorsports, Inc. (a)	1,735	10,601
DreamWorks Animation SKG, Class A * (a)	2,576	63,267
Electronic Arts, Inc. *	7,469	390,703
Gaylord Entertainment Company * (a)	1,067	46,511
Handleman Company (a)	782	9,712
International Game Technology, Inc. (a)	8,449	260,060
International Speedway Corp., Class A	1,229	58,869
Isle of Capri Casinos, Inc. * (a)	909	22,143
Jamdat Mobile, Inc. *	686	18,234
K2, Inc. * (a)	1,334	13,487
Las Vegas Sands Corp. * (a)	8,785	346,744
Life Time Fitness, Inc. * (a)	935	35,614
Live Nation, Inc. *	1,649	21,602
Marine Products Corp. (a)	1,265	13,270
MGM Mirage, Inc. *	7,066	259,110
Mikohn Gaming Corp. * (a)	948	9,357
Monarch Casino & Resort, Inc. * (a)	649	14,667
Multimedia Games, Inc. * (a)	948	8,769
Penn National Gaming, Inc. *	2,066	68,075
Pinnacle Entertainment, Inc. * (a)	1,215	30,023
Pixar, Inc. *	2,859	150,726
Polaris Industries, Inc. (a)	1,068	53,614
RC2 Corp. * (a)	550	19,536
Regal Entertainment Group, Class A (a)	3,652	69,461
Royal Caribbean Cruises, Ltd.	5,009	225,706
Scientific Games Corp., Class A *	2,266	61,816
SCP Pool Corp.	1,364	50,768
Shuffle Master, Inc. * (a)	1,005	25,266
Six Flags, Inc. * (a)	2,975	22,937
Speedway Motorsports, Inc.	1,108	38,414

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Leisure Time (continued)
Sturm Ruger & Company, Inc. (a)	1,333	$9,344
The Nautilus Group, Inc. (a)	851	15,880
Topps, Inc.	1,538	11,427
Vail Resorts, Inc. *	998	32,964
Walt Disney Company	49,197	1,179,252
West Marine, Inc. * (a)	663	9,269
WMS Industries, Inc. * (a)	865	21,703

		4,800,763
Life Sciences - 0.09%
American Ecology Corp. (a)	747	10,779
Incyte Corp. * (a)	2,667	14,242
Ionatron, Inc. * (a)	2,040	20,624
PerkinElmer, Inc.	3,221	75,887
Pharmaceutical Product Development, Inc. *	1,423	88,155
Senomyx, Inc. * (a)	773	9,369
Symyx Technologies, Inc. *	920	25,107
Waters Corp. *	2,747	103,836

		347,999
Liquor - 0.29%
Anheuser-Busch Companies, Inc.	18,958	814,436
Boston Beer Company, Inc. * (a)	560	14,000
Brown Forman Corp., Class B	2,924	202,692
Central European Distribution Corp. * (a)	465	18,665
Molson Coors Brewing Company, Class B	2,039	136,592

		1,186,385
Manufacturing - 1.58%
3M Company	18,836	1,459,790
Acuity Brands, Inc. (a)	1,155	36,729
AptarGroup, Inc.	879	45,884
Barnes Group, Inc. (a)	631	20,823
Blout International, Inc. *	1,291	20,566
Carlisle Companies, Inc.	741	51,240
Coherent, Inc. *	885	26,267
Danaher Corp.	7,510	418,908
Eaton Corp.	3,512	235,620
ESCO Technologies, Inc. *	682	30,342
Harley-Davidson, Inc.	6,736	346,837
Hexcel Corp. * (a)	1,654	29,855
Honeywell International, Inc.	20,722	771,895
Illinois Tool Works, Inc.	7,054	620,681
Kaydon Corp. (a)	802	25,776
Lancaster Colony Corp. (a)	901	33,382
Mine Safety Appliances Company (a)	943	34,146
Nordson Corp.	880	35,649
Pentair, Inc.	2,514	86,783
Raven Industries, Inc. (a)	557	16,069
Reddy Ice Holdings, Inc.	602	13,130
Rockwell Automation, Inc.	4,327	255,985
Roper Industries, Inc.	2,117	83,643
Shaw Group, Inc. *	1,954	56,842
Snap-on, Inc.	1,425	53,523

The accompanying notes are an integral part of the financial statements. 131

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Manufacturing (continued)
SPX Corp.	1,885	$86,276
Stanley Works	1,981	95,167
Tyco International, Ltd.	49,851	1,438,700

		6,430,508
Medical-Hospitals - 0.22%
AmSurg Corp. * (a)	822	18,791
Centene Corp. * (a)	1,169	30,733
Cepheid, Inc. * (a)	1,528	13,416
Community Health Systems, Inc. *	2,115	81,089
DexCom, Inc. *	826	12,324
ev3, Inc. * (a)	1,273	18,764
Health Management Associates, Inc., Class A	5,894	129,432
Hythiam, Inc. * (a)	1,395	8,579
IRIS International, Inc. *	571	12,482
Laserscope, Inc. * (a)	618	13,880
Lifepoint Hospitals, Inc. *	1,344	50,400
Manor Care, Inc.	1,903	75,682
Medcath Corp. *	559	10,370
Neurometrix, Inc. * (a)	342	9,330
Orthovita, Inc. * (a)	2,726	10,577
Palomar Medical Technologies, Inc. * (a)	528	18,501
Psychiatric Solutions, Inc. * (a)	568	33,364
RehabCare Group, Inc. *	475	9,595
Sunrise Senior Living, Inc. * (a)	1,070	36,070
Tenet Healthcare Corp. *	11,961	91,621
Triad Hospitals, Inc. *	2,010	78,852
Universal Health Services, Inc., Class B (a)	1,330	62,164
VCA Antech, Inc. *	2,127	59,982

		885,998
Metal & Metal Products - 0.22%
A. M. Castle & Company *	342	7,469
Commercial Metals Company	1,446	54,283
Crown Holdings, Inc. *	4,208	82,182
Dynamic Materials Corp. (a)	287	8,616
Earle M. Jorgensen Company *	1,354	12,497
Gibraltar Industries, Inc.	830	19,040
Ladish Company, Inc. *	591	13,209
Matthews International Corp., Class A	869	31,640
Metal Management, Inc.	356	8,281
Mueller Industries, Inc.	1,000	27,420
NN, Inc. (a)	893	9,466
Precision Castparts Corp.	3,244	168,072
Quanex Corp. (a)	626	31,281
Reliance Steel & Aluminum Company	800	48,896
Southern Copper Corp. (a)	3,559	238,382
Timken Company	2,224	71,213
Titanium Metals Corp. * (a)	832	52,632

		884,579
Mining - 0.43%
Alliance Resource Partners LP	957	35,601
Alpha Natural Resources, Inc. *	1,640	31,504

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Mining (continued)
AMCOL International Corp.	877	$17,996
Brush Wellman, Inc. *	708	11,257
Charles & Colvard, Ltd. (a)	463	9,353
Cleveland-Cliffs, Inc. (a)	544	48,182
Coeur d'Alene Mines Corp. * (a)	6,859	27,436
Compass Minerals International, Inc. (a)	794	19,485
Freeport-McMoran Copper & Gold, Inc.,
Class B	4,381	235,698
Glamis Gold, Ltd. * (a)	3,165	86,974
Hecla Mining Company * (a)	3,520	14,291
Joy Global, Inc.	2,882	115,280
Lincoln Electric Holding, Inc. (a)	997	39,541
Natural Resource Partners LP (a)	606	30,452
Newmont Mining Corp.	9,993	533,626
Penn Virginia Corp.	507	29,102
Phelps Dodge Corp.	2,313	332,771
RTI International Metals, Inc. * (a)	623	23,643
Stillwater Mining Company * (a)	2,575	29,793
Terex Corp. *	1,173	69,676
USEC, Inc.	2,392	28,584

		1,770,245
Mobile Homes - 0.03%
Coachmen Industries, Inc. (a)	931	10,995
Fleetwood Enterprises, Inc. * (a)	1,743	21,526
Skyline Corp. (a)	306	11,139
Thor Industries, Inc.	1,473	59,023
Winnebago Industries, Inc. (a)	887	29,519

		132,202
Newspapers - 0.14%
Dow Jones & Company, Inc. (a)	2,079	73,784
E.W. Scripps Company, Class A	3,692	177,290
Journal Register Company	1,239	18,523
Knight-Ridder, Inc. (a)	1,595	100,963
Lee Enterprises, Inc. (a)	1,140	42,077
Washington Post Company, Class B	227	173,655

		586,292
Office Furnishings & Supplies - 0.19%
Acco Brands Corp. *	1,328	32,536
Avery Dennison Corp.	2,532	139,944
CompX International, Inc. (a)	703	11,262
Global Imaging Systems, Inc. * (a)	593	20,536
Herman Miller, Inc.	1,657	46,711
HNI Corp.	1,285	70,585
IKON Office Solutions, Inc.	3,585	37,320
Knoll, Inc.	1,433	24,519
Office Depot, Inc. *	7,591	238,357
OfficeMax, Inc. (a)	1,770	44,887
Steelcase, Inc. (a)	3,953	62,576
The Standard Register Company (a)	1,056	16,695
United Stationers, Inc. *	691	33,513

		779,441

The accompanying notes are an integral part of the financial statements. 132

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Paper - 0.26%
Bowater, Inc.	1,454	$44,667
Buckeye Technologies, Inc. *	1,353	10,892
Chesapeake Corp. (a)	590	10,018
International Paper Company	12,019	403,959
Louisiana-Pacific Corp.	2,550	70,048
MeadWestvaco Corp.	4,307	120,725
Neenah Paper, Inc. (a)	477	13,356
P.H. Glatfelter Company	1,346	19,100
Plum Creek Timber Company, Inc.	4,321	155,772
Potlatch Corp.	739	37,674
Rock-Tenn Company, Class A	1,261	17,213
Temple-Inland, Inc.	2,779	124,638
Wausau-Mosinee Paper Corp. (a)	1,563	18,521
Xerium Technologies, Inc.	1,156	9,722

		1,056,305
Petroleum Services - 3.68%
Atwood Oceanics, Inc. * (a)	420	32,773
Baker Hughes, Inc.	8,341	506,966
BJ Services Company	7,921	290,463
Bronco Drilling Company, Inc. *	569	13,093
Cal Dive International, Inc. *	1,946	69,842
Diamond Offshore Drilling, Inc.	3,171	220,575
ENSCO International, Inc.	3,722	165,071
Exxon Mobil Corp.	156,397	8,784,819
GlobalSantaFe Corp.	5,908	284,470
Grey Wolf, Inc. * (a)	5,092	39,361
Gulfmark Offshore, Inc. * (a)	605	17,920
Halliburton Company	12,651	783,856
Hercules Offshore, Inc. *	563	15,995
Hornbeck Offshore Services, Inc. *	637	20,830
Input/Output, Inc. * (a)	2,379	16,724
Lone Star Technologies, Inc. *	769	39,726
McDermott International, Inc. *	1,719	76,684
Newpark Resources, Inc. *	2,433	18,564
Oceaneering International, Inc. *	691	34,398
PetroHawk Energy Corp. *	1,549	20,478
Petroleum Development Corp. *	505	16,837
Pride International, Inc. *	3,731	114,728
Rentech, Inc. * (a)	2,854	10,874
RPC, Inc.	1,777	46,806
Schlumberger, Ltd.	14,525	1,411,104
SEACOR SMIT, Inc. * (a)	630	42,903
Smith International, Inc.	5,206	193,195
Superior Energy Services, Inc. *	1,992	41,932
Superior Well Services, Inc. *	558	13,258
Tesoro Petroleum Corp.	1,686	103,773
Tidewater, Inc.	1,395	62,022
TODCO *	1,556	59,221
Transocean, Inc. *	8,135	566,928
Universal Compression Holdings, Inc. * (a)	837	34,417
Valero Energy Corp.	15,327	790,873

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Petroleum Services (continued)
Veritas DGC, Inc. * (a)	932	$33,077
W-H Energy Services, Inc. *	749	24,777

		15,019,333
Pharmaceuticals - 3.82%
Abbott Laboratories	38,288	1,509,696
Abgenix, Inc. * (a)	2,389	51,387
Adams Respiratory Therapeutics, Inc. *	867	35,252
Adolor Corp. * (a)	1,345	19,637
Alexion Pharmaceuticals, Inc. * (a)	867	17,557
Alkermes, Inc. * (a)	2,425	46,366
Allergan, Inc.	3,311	357,456
American Pharmaceutical Partners, Inc. * (a)	1,872	72,615
AmerisourceBergen Corp.	5,074	210,064
Amylin Pharmaceuticals, Inc. * (a)	2,782	111,057
Anadys Pharmaceuticals, Inc. *	936	8,237
Andrx Corp. *	1,996	32,874
Array BioPharma, Inc. *	1,615	11,321
Atherogenics, Inc. * (a)	1,167	23,352
Barr Pharmaceuticals, Inc. *	2,663	165,878
Bentley Pharmaceuticals, Inc. * (a)	524	8,599
Biocryst Pharmaceuticals, Inc. * (a)	717	12,010
Bristol-Myers Squibb Company	48,187	1,107,337
Caremark Rx, Inc. *	11,103	575,024
Celgene Corp. *	4,223	273,650
Connetics Corp. * (a)	1,028	14,855
Critical Therapeutics, Inc. * (a)	1,247	8,953
Cubist Pharmaceuticals, Inc. *	1,485	31,556
Eli Lilly & Company	27,867	1,576,994
Encysive Pharmaceuticals, Inc. * (a)	1,783	14,068
Endo Pharmaceutical Holdings, Inc. *	3,321	100,493
First Horizon Pharmaceutical Corp. * (a)	1,052	18,147
Forest Laboratories, Inc. *	8,672	352,777
Gilead Sciences, Inc. *	11,033	580,667
Herbalife, Ltd. *	1,725	56,097
Hi-Tech Pharmacal Company, Inc. *	188	8,327
Hospira, Inc. *	3,921	167,740
Idenix Pharmaceuticals, Inc. * (a)	1,381	23,629
Isis Pharmaceuticals, Inc. * (a)	2,163	11,334
IVAX Corp. * (a)	6,509	203,927
King Pharmaceuticals, Inc. *	6,064	102,603
Medicis Pharmaceutical Corp., Class A	1,436	46,024
Merck & Company, Inc.	54,226	1,724,929
Mylan Laboratories, Inc.	5,423	108,243
Nastech Pharmaceutical Company, Inc. * (a)	732	10,775
Noven Pharmaceuticals, Inc. *	759	11,484
NPS Pharmaceuticals, Inc. * (a)	1,459	17,275
Nuvelo, Inc. * (a)	1,597	12,952
Onyx Pharmaceuticals, Inc. * (a)	1,011	29,076
OSI Pharmaceuticals, Inc. * (a)	1,479	41,471
Pain Therapeutics, Inc. * (a)	1,768	11,952
Par Pharmaceutical Companies, Inc. * (a)	956	29,961

The accompanying notes are an integral part of the financial statements. 133

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Penwest Pharmaceuticals Company * (a)	847	$16,533
Pfizer, Inc.	182,834	4,263,689
Pharmion Corp. * (a)	907	16,117
Pozen, Inc. * (a)	1,071	10,271
Prestige Brands Holdings, Inc. * (a)	1,485	18,563
Regeneron Pharmaceuticals, Inc. * (a)	1,603	25,568
Renovis, Inc. * (a)	767	11,735
Salix Pharmaceuticals, Ltd. * (a)	1,079	18,969
Schering-Plough Corp.	36,441	759,795
Sepracor, Inc. * (a)	2,635	135,966
Supergen, Inc. * (a)	1,922	9,706
Theravance, Inc. *	1,556	35,041
Unigene Laboratories, Inc. * (a)	2,181	9,618
United Therapeutics Corp. * (a)	587	40,573
Valeant Pharmaceuticals International (a)	2,490	45,019
Vertex Pharmaceuticals, Inc. *	2,436	67,404
ViroPharma, Inc. *	1,642	30,459
Watson Pharmaceuticals, Inc. *	2,598	84,461

		15,565,165
Photography - 0.04%
Eastman Kodak Company (a)	7,159	167,521
Plastics - 0.01%
Spartech Corp.	894	19,623
Pollution Control - 0.04%
Duratek, Inc. *	479	7,151
Republic Services, Inc.	3,061	114,941
Stericycle, Inc. *	1,003	59,057

		181,149
Publishing - 0.45%
American Greetings Corp., Class A	1,725	37,898
Consolidated Graphics, Inc. * (a)	388	18,368
Courier Corp.	409	14,045
Dex Media, Inc.	3,799	102,915
Gannett Company, Inc.	5,936	359,543
Gemstar-TV Guide International, Inc. *	11,916	31,101
Hollinger International, Inc., Class A (a)	2,878	25,787
John Wiley & Son, Class A	1,480	57,779
Mcclatchy Company, Class A	1,118	66,074
McGraw-Hill Companies, Inc.	9,089	469,265
Media General, Inc., Class A	610	30,927
Meredith Corp.	1,079	56,475
Multi-Color Corp. (a)	395	10,961
Playboy Enterprises, Inc., Class B * (a)	1,100	15,279
PRIMEDIA, Inc. * (a)	7,618	12,265
Readers Digest Association, Inc., Class A	2,734	41,611
Scholastic Corp. *	1,047	29,850
The New York Times Company, Class A (a)	3,509	92,813
Thomas Nelson, Inc. (a)	538	13,262
Tribune Company	7,608	230,218
Valassis Communications, Inc. *	1,297	37,704
Value Line, Inc. (a)	333	11,632

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Publishing (continued)
Warner Music Group Corp.	3,495	$67,349

		1,833,121
Railroads & Equipment - 0.52%
Burlington Northern Santa Fe Corp.	9,110	645,170
CSX Corp.	5,165	262,227
Florida East Coast Indiana, Inc.	910	38,557
GATX Corp. (a)	1,255	45,280
Genesee & Wyoming, Inc., Class A *	699	26,248
Greenbrier Company, Inc. (a)	480	13,632
Kansas City Southern * (a)	1,973	48,200
Norfolk Southern Corp.	9,948	445,969
PAM Transportation Services, Inc. * (a)	634	11,279
RailAmerica, Inc. * (a)	1,320	14,507
Union Pacific Corp.	6,400	515,264
Wabtec Corp.	1,237	33,275

		2,099,608
Real Estate - 2.00%
Aames Investment Corp., REIT (a)	1,930	12,468
Acadia Realty Trust, REIT	882	17,684
Affordable Residential Communities, REIT (a)	1,485	14,152
Agree Realty Corp., REIT (a)	550	15,895
Alexander's, Inc., REIT * (a)	141	34,615
Alexandria Real Estate Equities, Inc., REIT	478	38,479
AMB Property Corp., REIT	1,997	98,192
American Campus Communities, Inc., REIT	583	14,458
American Financial Realty Trust, REIT	3,361	40,332
American Home Mortgage Investment Corp.,
REIT	1,223	39,833
American Land Lease, Inc., REIT	618	14,628
American Mortgage Acceptance Company,
REIT (a)	767	11,191
American Real Estate Partners LP	1,222	47,108
Amli Residential Properties Trust, REIT	640	24,352
Annaly Mortgage Management, Inc., REIT (a)	2,939	32,153
Anthracite Capital, Inc., REIT (a)	1,225	12,899
Anworth Mortgage Asset Corp., REIT	1,245	9,088
Apartment Investment & Management
Company, Class A, REIT	2,356	89,222
Arbor Realty Trust, Inc. - REIT	473	12,260
Archstone-Smith Trust, REIT	5,064	212,131
Arden Realty, Inc., REIT	1,593	71,414
Ashford Hospitality Trust, Inc., REIT	1,419	14,885
Associated Estates Realty Corp., REIT (a)	1,445	13,063
Avalon Bay Communities, Inc., REIT	1,693	151,100
Avatar Holdings, Inc., REIT * (a)	251	13,785
Bedford Property Investments, Inc., REIT (a)	481	10,553
Bimini Mortgage Management, Inc. (a)	873	7,901
BioMed Realty Trust, Inc., REIT	874	21,326
BNP Residential Properties, Inc., REIT	968	15,488
Boston Properties, Inc., REIT	2,655	196,815
Boykin Lodging Company, REIT *	909	11,108
Brandywine Realty Trust, REIT (a)	1,303	36,367

The accompanying notes are an integral part of the financial statements. 134

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
BRE Properties, Inc., Class A, REIT	1,195	$54,349
BRT Realty Trust, REIT (a)	738	17,601
California Coastal Communities, Inc. * (a)	345	13,534
Camden Property Trust, REIT	1,198	69,388
Capital Lease Funding, Inc., REIT	1,470	15,479
Capital Trust, Inc., REIT (a)	416	12,180
CarrAmerica Realty Corp., REIT	1,328	45,989
CBL & Associates Properties, Inc., REIT	1,231	48,637
Cedar Shopping Centers, Inc., REIT (a)	1,013	14,253
CenterPoint Properties Corp., REIT	1,267	62,691
CentraCore Properties Trust, REIT	506	13,596
Colonial Properties Trust, REIT	840	35,263
Commercial Net Lease Realty, REIT	1,520	30,962
Corporate Office Properties Trust, REIT	1,040	36,962
Cousins Properties, Inc., REIT	1,233	34,894
Crescent Real Estate Equities Company, REIT	2,784	55,179
Criimi Mae, Inc., REIT *	610	12,078
Deerfield Triarc Capital Corp., REIT (a)	899	12,316
Developers Diversified Realty Corp., REIT	2,549	119,854
DiamondRock Hospitality Company	1,050	12,558
Digital Realty Trust, Inc., REIT	840	19,009
Duke Realty Corp., REIT	3,343	111,656
Eagle Hospitality Properties Trust, Inc., REIT	1,261	9,621
EastGroup Properties, Inc., REIT	444	20,051
Education Realty Trust, Inc., REIT	731	9,423
Entertainment Properties Trust, REIT	641	26,121
Equity Inns, Inc., REIT	1,520	20,596
Equity Lifestyle Properties, Inc., REIT	582	25,899
Equity Office Properties Trust, REIT	9,904	300,388
Equity One, Inc., REIT (a)	1,954	45,176
Equity Residential, REIT	7,017	274,505
Essex Property Trust, Inc., REIT	542	49,972
Extra Space Storage, Inc., REIT	1,097	16,894
Federal Realty Investment Trust, REIT	1,231	74,660
Felcor Lodging Trust, Inc., REIT (a)	1,785	30,720
Feldman Mall Properties, Inc. (a)	924	11,097
Fieldstone Investment Corp., REIT	1,381	16,379
First Industrial Realty Trust, Inc., REIT (a)	951	36,614
First Potomac Realty Trust, REIT	511	13,593
Franklin Street Properties Corp., REIT * (a)	890	18,646
General Growth Properties, Inc., REIT	5,876	276,113
Getty Realty Corp., REIT (a)	640	16,826
Gladstone Commercial Corp., REIT	905	14,923
Glenborough Realty Trust, Inc., REIT	928	16,797
Glimcher Realty Trust, REIT (a)	1,169	28,430
Global Signal, Inc., REIT	1,508	65,085
GMH Communities Trust, REIT	1,179	18,286
Government Properties Trust, Inc., REIT (a)	1,726	16,104
Gramercy Captial Corp., REIT	604	13,759
Health Care Property Investors, Inc., REIT	3,275	83,709
Health Care, Inc., REIT (a)	1,285	43,562
Healthcare Realty Trust, Inc., REIT	1,092	36,331

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Heritage Property Investment Trust, REIT (a)	1,199	$40,047
Hersha Hospitality Trust, REIT (a)	1,446	13,028
Highland Hospitality Corp., REIT	1,307	14,442
Highwoods Properties, Inc., REIT	1,218	34,652
Home Properties, Inc., REIT	738	30,110
Homebanc Corp., Georgia, REIT (a)	2,014	15,065
Hospitality Properties Trust, REIT	1,583	63,478
Host Marriott Corp., REIT	8,782	166,419
Housevalues, Inc. * (a)	863	11,245
HRPT Properties Trust, REIT	4,873	50,436
Impac Mortgage Holdings, Inc., REIT (a)	1,955	18,397
Inland Real Estate Corp., REIT	1,898	28,071
Innkeepers USA Trust, REIT	1,264	20,224
Jones Lang Lasalle, Inc.	860	43,301
Kilroy Realty Corp., REIT	734	45,435
Kimco Realty Corp., REIT	5,337	171,211
Kite Realty Group Trust, REIT	810	12,531
KKR Financial Corp., REIT	1,101	26,413
LaSalle Hotel Properties, REIT	857	31,469
Lexington Corporate Property Trust, REIT	1,330	28,329
Liberty Property Trust, REIT (a)	1,948	83,472
LTC Properties, Inc., REIT	702	14,763
Luminent Mortgage Capital, Inc., REIT (a)	1,219	9,155
Mack-California Realty Corp., REIT	1,325	57,240
Maguire Properties, Inc., REIT	1,286	39,737
Medical Properties Trust, Inc., REIT	1,030	10,073
MeriStar Hospitality Corp., REIT *	2,519	23,679
MFA Mortgage Investments, Inc., REIT (a)	2,154	12,278
Mid-America Apartment Communities, Inc.,
REIT	668	32,398
Mission West Properties, Inc., REIT	1,383	13,470
Monmouth Real Estate Investment Corp., REIT (a)	2,009	16,112
MortgageIT Holdings, Inc., REIT (a)	805	10,996
National Health Investments, Inc., REIT (a)	600	15,576
Nationwide Health Properties, Inc., REIT (a)	1,747	37,386
New Century Financial Corp., REIT (a)	1,331	48,009
New Plan Realty Trust, Inc., REIT	2,383	55,238
New York Mortgage Trust, Inc., REIT (a)	1,643	10,877
Newcastle Investment Corp., REIT (a)	1,016	25,248
NorthStar Realty Finance Corp., REIT	1,254	12,778
Novastar Financial, Inc., REIT (a)	742	20,858
Omega Healthcare Investors, REIT	1,611	20,282
One Liberty Properties, Inc., REIT (a)	843	15,520
Origen Financial, Inc. (a)	2,054	14,624
Pan Pacific Retail Properties, Inc., REIT	899	60,134
Parkway Properties, Inc., REIT	305	12,243
Pennsylvania Real Estate
Investment Trust, REIT	945	35,305
PMC Commercial Trust, REIT	1,073	13,198
Post Properties, Inc., REIT	1,052	42,027
Prentiss Properties Trust, REIT	1,049	42,673
ProLogis, REIT	5,558	259,670

The accompanying notes are an integral part of the financial statements. 135

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
PS Business Parks, Inc., REIT	588	$28,930
Public Storage, Inc., REIT	3,013	204,040
Ramco-Gershenson Properties Trust, REIT	500	13,325
Realty Income Corp., REIT (a)	1,886	40,775
Reckson Associates Realty Corp., REIT	1,827	65,735
Redwood Trust, Inc., REIT (a)	533	21,992
Regency Centers Corp., REIT	1,383	81,528
Saul Centers, Inc., REIT	452	16,317
Saxon Capital, Inc., REIT (a)	1,489	16,870
Senior Housing Properties Trust, REIT	1,825	30,861
Shurgard Storage Centers, Inc., Class A, REIT	1,142	64,763
Simon Property Group, Inc., REIT	5,409	414,492
Sizeler Property Investors, Inc., REIT (a)	1,053	13,531
SL Green Realty Corp., REIT	949	72,494
Sovran Self Storage, Inc., REIT	309	14,514
Spirit Finance Corp., REIT	1,816	20,612
Strategic Hotel Cap, Inc., REIT	1,088	22,391
Sun Communities, Inc., REIT	500	15,700
Sunstone Hotel Investors, Inc., REIT	940	24,976
Tanger Factory Outlet Centers, Inc., REIT	791	22,733
Tarragon Realty Investments, Inc. * (a)	701	14,455
Taubman Centers, Inc., REIT	1,389	48,268
The Macerich Company, REIT	1,461	98,092
The Mills Corp., REIT	1,397	58,590
The St. Joe Company (a)	1,851	124,424
Town & Country Trust, SBI, REIT (a)	529	17,885
Trammell Crow Company *	976	25,034
Trizec Properties, Inc., REIT	3,905	89,503
Trustreet Properties, Inc., REIT (a)	1,801	26,331
United Capital Corp. * (a)	470	11,595
United Dominion Realty Trust, Inc., REIT	3,435	80,516
United Mobile Homes, Inc., REIT (a)	882	13,936
Universal Health Realty Income Trust, REIT	381	11,941
Urstadt Biddle Properties, Inc., REIT	957	15,513
U-Store-It Trust, REIT	1,086	22,860
Ventas, Inc., REIT	2,153	68,939
Vornado Realty Trust, REIT	3,169	264,516
W. P. Carey & Company LLC	1,077	27,313
Washington REIT	1,085	32,930
Weingarten Realty Investors, REIT	2,206	83,409
Windrose Medical Properties Trust, REIT	1,026	15,246
Winston Hotels, Inc., REIT	1,145	11,336
Winthrop Realty Trust, REIT *	2,231	12,672

		8,144,858
Retail Grocery - 0.44%
Albertsons, Inc.	8,893	189,866
Arden Group, Inc. (a)	149	13,557
Ingles Markets, Inc.	1,172	18,342
Nash-Finch Company (a)	371	9,453
Pathmark Stores, Inc. *	1,141	11,399
Ruddick Corp.	1,244	26,472

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Grocery (continued)
Safeway, Inc.	10,800	$255,528
Smart & Final, Inc. *	1,051	13,537
SUPERVALU, Inc.	3,186	103,481
Sysco Corp.	15,268	474,071
The Great Atlantic & Pacific Tea Company, Inc. *	1,068	33,941
(a)
The Kroger Company *	17,628	332,817
United Natural Foods, Inc. * (a)	1,094	28,882
Weis Markets, Inc.	654	28,148
Whole Foods Market, Inc.	3,100	239,909
Wild Oats Markets, Inc. * (a)	980	11,838

		1,791,241
Retail Trade - 4.87%
99 Cents Only Stores * (a)	2,028	21,213
A.C. Moore Arts & Crafts, Inc. * (a)	572	8,323
Aaron Rents, Inc., Class B	1,343	28,310
Abercrombie & Fitch Company, Class A	2,147	139,941
Advance Auto Parts, Inc. *	2,666	115,864
Aeropostale, Inc. *	1,447	38,056
American Eagle Outfitters, Inc.	3,820	87,784
AnnTaylor Stores Corp. *	1,816	62,688
Asbury Automotive Group, Inc. *	931	15,324
Barnes & Noble, Inc.	1,735	74,032
Bed Bath & Beyond, Inc. *	7,254	262,232
Best Buy Company, Inc.	12,002	521,847
Big 5 Sporting Goods Corp. (a)	697	15,257
Big Lots, Inc. *	3,052	36,655
BJ's Wholesale Club, Inc. *	1,712	50,607
Blair Corp.	277	10,786
Bon-Ton Stores, Inc. (a)	535	10,235
Borders Group, Inc.	1,847	40,025
Build A Bear Workshop, Inc. * (a)	569	16,865
Building Materials Holding Corp. (a)	354	24,146
Burlington Coat Factory Warehouse Corp.	1,113	44,754
Cabela's, Inc. * (a)	1,563	25,946
CarMax, Inc. * (a)	2,588	71,636
Casey's General Stores, Inc.	1,293	32,066
Cash America International, Inc.	842	19,526
Cato Corp., Class A	882	18,919
Charlotte Russe Holding, Inc. *	412	8,582
Charming Shoppes, Inc. *	3,032	40,022
Chico's FAS, Inc. *	4,406	193,556
Childrens Place Retail Stores, Inc. *	723	35,731
Christopher & Banks Corp. (a)	1,072	20,132
Circuit City Stores, Inc.	4,544	102,649
Citi Trends, Inc. * (a)	380	16,222
Claire's Stores, Inc.	2,384	69,660
Coldwater Creek, Inc. *	1,566	47,810
Conn's, Inc. * (a)	634	23,376
Cost Plus, Inc. * (a)	654	11,216
Costco Wholesale Corp.	11,530	570,389
CSS Industries, Inc. (a)	278	8,543

The accompanying notes are an integral part of the financial statements. 136

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
CVS Corp.	19,903	$525,837
Deb Shops, Inc. (a)	469	13,943
Dicks Sporting Goods, Inc. * (a)	1,295	43,046
Dillard's, Inc., Class A (a)	2,125	52,743
Dollar General Corp.	7,991	152,388
Dollar Tree Stores, Inc. *	2,705	64,758
DSW Inc., Class A * (a)	1,168	30,625
Family Dollar Stores, Inc.	4,078	101,094
Federated Department Stores, Inc.	6,450	427,829
Finish Line, Inc.	1,326	23,099
First Cash Financial Services * (a)	554	16,155
Foot Locker, Inc.	3,812	89,925
Fossil, Inc. * (a)	1,887	40,589
Fred's, Inc., Class A (a)	1,167	18,987
FTD Group, Inc. *	974	10,120
GameStop Corp., Class A * (a)	1,791	56,990
Gap, Inc.	21,518	379,578
Genesco, Inc. * (a)	586	22,731
Group 1 Automotive, Inc. *	623	19,581
Guitar Center, Inc. * (a)	669	33,457
Hibbett Sporting Goods, Inc. *	985	28,053
Home Depot, Inc.	52,680	2,132,486
Hot Topic, Inc. * (a)	1,270	18,098
Inergy Holdings LP (a)	484	17,434
J. Jill Group, Inc. *	712	13,549
J.C. Penney Company, Inc.	6,112	339,827
Jo Ann Stores, Inc. * (a)	635	7,493
Kenneth Cole Productions, Inc., Class A (a)	634	16,167
Kohl's Corp. *	8,427	409,552
Limited Brands, Inc.	9,797	218,963
Linens'n Things, Inc. *	1,193	31,734
Longs Drug Stores Corp. (a)	947	34,461
Lowe's Companies, Inc.	19,012	1,267,340
Marinemax, Inc. * (a)	499	15,753
Michael's Stores, Inc.	3,332	117,853
MSC Industrial Direct Company, Inc., Class A	1,618	65,076
NBTY, Inc. * (a)	1,745	28,356
New York & Co., Inc. * (a)	1,412	29,934
Nordstrom, Inc.	6,667	249,346
Pacific Sunwear of California, Inc. *	1,916	47,747
Pantry, Inc. *	608	28,570
Payless ShoeSource, Inc. *	1,729	43,398
PETCO Animal Supplies, Inc. *	1,539	33,781
PETsMART, Inc.	3,552	91,144
Pier 1 Imports, Inc. (a)	2,370	20,690
RadioShack Corp.	3,305	69,504
Regis Corp.	1,107	42,697
Rent-A-Center, Inc. *	1,880	35,457
Retail Ventures, Inc. * (a)	1,178	14,654
Rite Aid Corp. * (a)	13,707	47,700
Ross Stores, Inc.	3,604	104,156
Saks, Inc. *	3,567	60,140

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
School Specialty, Inc. *	595	$21,682
Sears Holdings Corp. *	3,883	448,603
Sonic Automotive, Inc. (a)	798	17,779
Spectrum Brands, Inc. * (a)	1,330	27,012
Sports Authority, Inc. * (a)	708	22,040
Staples, Inc.	17,880	406,055
Stein Mart, Inc.	1,183	21,471
Steven Madden, Ltd. *	546	15,960
Systemax, Inc. * (a)	1,358	8,474
Talbots, Inc.	1,333	37,084
Target Corp.	21,732	1,194,608
The Buckle, Inc.	491	15,830
The Dress Barn, Inc. *	758	29,266
The Men's Wearhouse, Inc. *	1,364	40,156
The TJX Companies, Inc.	11,646	270,537
The Yankee Candle, Inc. (a)	1,218	31,181
Tiffany & Co.	3,484	133,402
Too, Inc. *	896	25,276
Tractor Supply Company * (a)	969	51,299
Transport World Entertainment Corp. *	1,276	7,273
Tuesday Morning Corp. (a)	1,133	23,702
United Rentals, Inc. * (a)	1,964	45,938
Urban Outfitters, Inc. * (a)	4,077	103,189
ValueVision Media, Inc., Class A *	1,303	16,418
Walgreen Company	25,097	1,110,793
Wal-Mart Stores, Inc.	102,655	4,804,254
Williams-Sonoma, Inc. *	2,802	120,906
Zale Corp. *	1,324	33,299
Zumiez, Inc. *	364	15,732

		19,844,732
Sanitary Services - 0.23%
Allied Waste Industries, Inc. * (a)	8,256	72,157
Aqua America, Inc. (a)	3,190	87,087
Artesian Resources Corp., Class A	390	11,544
Casella Waste Systems, Inc., Class A * (a)	859	10,987
Darling International, Inc. * (a)	3,093	12,279
Ecolab, Inc.	6,146	222,915
Flanders Corp. * (a)	1,019	12,391
Insituform Technologies, Inc., Class A *	842	16,310
Nalco Holding Company *	3,677	65,120
Waste Connections, Inc. *	1,048	36,114
Waste Management, Inc.	13,228	401,470

		948,374
Semiconductors - 2.81%
Actel Corp. * (a)	828	10,540
Advanced Analogic Technologies, Inc. *	1,105	15,304
Advanced Energy Industries, Inc. * (a)	1,181	13,971
Advanced Micro Devices, Inc. *	9,850	301,410
Altera Corp. *	8,744	162,026
American Superconductor Corp. * (a)	1,355	10,664
Amis Holdings, Inc. *	2,325	24,761

The accompanying notes are an integral part of the financial statements. 137

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Amkor Technology, Inc. *	4,866	$27,250
Analog Devices, Inc.	8,814	316,158
Applied Materials, Inc.	39,656	711,429
Applied Micro Circuits Corp. *	9,203	23,652
Atmel Corp. *	12,481	38,566
ATMI, Inc. * (a)	884	24,726
Axcelis Technologies, Inc. * (a)	3,094	14,758
Broadcom Corp., Class A *	8,188	386,064
Cirrus Logic, Inc. *	2,551	17,041
Conexant Systems, Inc. * (a)	13,286	30,026
Credence Systems Corp. * (a)	2,751	19,147
Cree, Inc. * (a)	1,931	48,738
Cymer, Inc. * (a)	927	32,918
Cypress Semiconductor Corp. * (a)	3,407	48,550
Diodes, Inc. * (a)	594	18,444
DSP Group, Inc. *	814	20,399
Emcore Corp. * (a)	1,867	13,853
Emulex Corp. *	2,143	42,410
Entegris, Inc. *	3,709	34,939
Exar Corp. *	1,159	14,511
Fairchild Semiconductor International, Inc. *	3,000	50,730
FormFactor, Inc. *	1,039	25,383
Freescale Semiconductor, Inc., Class B *	9,746	245,307
Genesis Microchip, Inc. * (a)	929	16,806
Hittite Microwave Corp. *	728	16,846
Ikanos Communications, Inc. * (a)	571	8,417
Integrated Device Technology, Inc. *	4,953	65,281
Intel Corp.	149,556	3,732,918
International Rectifier Corp. *	1,710	54,549
Intersil Corp., Class A	3,798	94,494
IXYS Corp. *	1,048	12,251
KLA-Tencor Corp.	4,734	233,528
Kopin Corp. *	2,386	12,765
Kulicke & Soffa Industries, Inc. * (a)	1,704	15,063
Lam Research Corp. *	3,319	118,422
Lattice Semiconductor Corp. *	3,641	15,729
Linear Technology Corp.	7,317	263,924
LSI Logic Corp. *	9,725	77,800
LTX Corp. *	2,407	10,832
Marvell Technology Group, Ltd. *	6,974	391,172
Mattson Technology, Inc. *	1,633	16,428
Maxim Integrated Products, Inc.	7,894	286,079
MEMC Electronic Materials, Inc. *	5,220	115,727
Micrel, Inc. *	2,389	27,712
Microchip Technology, Inc.	5,003	160,846
Micron Technology, Inc. *	15,065	200,515
Microsemi Corp. *	1,610	44,533
MKS Instruments, Inc. *	1,566	28,016
National Semiconductor Corp.	8,385	217,842
Netlogic Microsystems, Inc * (a)	526	14,328
Novellus Systems, Inc. *	3,384	81,622
NVIDIA Corp. *	4,194	153,333

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
OmniVision Technologies, Inc. * (a)	1,517	$30,279
ON Semiconductor Corp. *	6,957	38,472
Pericom Semiconductor Corp. * (a)	1,252	9,978
Photronics, Inc. *	1,017	15,316
Pixelworks, Inc. *	1,533	7,788
PMC-Sierra, Inc. *	4,593	35,412
Power Integrations, Inc. * (a)	884	21,048
QLogic Corp. *	2,296	74,643
Rambus, Inc. * (a)	2,674	43,292
Rudolph Technologies, Inc. *	696	8,965
Semitool, Inc. *	1,295	14,090
Semtech Corp. *	1,939	35,406
Sigmatel, Inc. * (a)	993	13,008
Silicon Image, Inc. *	2,166	19,602
Silicon Laboratories, Inc. * (a)	1,353	49,601
Skyworks Solutions, Inc. * (a)	4,267	21,719
Stakek Holdings, Inc. *	1,367	10,170
Teradyne, Inc. *	4,828	70,344
Tessera Technologies, Inc. *	1,185	30,632
Texas Instruments, Inc.	41,775	1,339,724
Triquint Semiconductor, Inc. * (a)	4,285	19,068
Ultratech, Inc. *	754	12,381
Varian Semiconductor Equipment
Associates, Inc. * (a)	901	39,581
Veeco Instruments, Inc. * (a)	987	17,105
Vitesse Semiconductor Corp. * (a)	7,135	13,699
Volterra Semiconductor Corp. * (a)	842	12,630
Xilinx, Inc.	8,437	212,697
Zoran Corp. *	1,244	20,165

		11,468,268
Shipbuilding - 0.00%
Maritrans, Inc. (a)	452	11,761
Software - 3.01%
Activision, Inc. *	6,764	92,937
Adobe Systems, Inc.	14,739	544,753
Advent Software, Inc. *	841	24,313
Allscripts Healthcare Solution, Inc. * (a)	1,185	15,879
Altiris, Inc. *	860	14,525
American Reprographics Company *	1,242	31,559
ANSYS, Inc. *	844	36,030
Aspen Technology, Inc. *	1,136	8,918
Autodesk, Inc. *	5,700	244,815
Avid Technology, Inc. *	1,051	57,553
BEA Systems, Inc. *	9,720	91,368
Blackbaud, Inc.	1,298	22,170
Blackboard, Inc. *	704	20,402
BMC Software, Inc. *	5,392	110,482
Borland Software Corp. *	2,488	16,247
Bottomline Technologies, Inc. *	701	7,725
CCC Information Services Group, Inc. * (a)	503	13,189
CIBER, Inc. * (a)	1,953	12,890
The accompanying notes are an integral part of the financial statements. 138

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Citrix Systems, Inc. *	4,350	$125,193
Computer Associates International, Inc.	14,394	405,767
Compuware Corp. *	9,683	86,857
Concur Technologies, Inc. * (a)	1,136	14,643
Convera Corp. * (a)	1,155	11,434
Covansys Corp. *	1,149	15,638
Dendrite International, Inc. *	1,224	17,638
Enterasys Networks, Inc. * (a)	973	12,921
Epicor Software Corp. * (a)	1,485	20,983
EPIQ Systems, Inc. * (a)	586	10,864
Equinix, Inc. * (a)	649	26,453
Faro Technologies, Inc. * (a)	502	10,040
Hyperion Solutions Corp. *	1,465	52,476
i2 Technologies, Inc. * (a)	605	8,537
InfoUSA, Inc.	1,618	17,685
Intellisync Corp. * (a)	2,257	11,646
Intermediate Telephone, Inc.	814	15,930
Intuit, Inc. *	4,404	234,733
iPass, Inc. * (a)	2,298	15,075
JDA Software Group, Inc. * (a)	960	16,330
Keane, Inc. * (a)	1,789	19,697
Lawson Software, Inc. * (a)	2,977	21,881
Macrovision Corp. *	1,394	23,322
Magma Design Automation, Inc. * (a)	1,215	10,218
Manhattan Associates, Inc. *	889	18,207
Mantech International Corp. *	795	22,149
MapInfo Corp. *	818	10,315
McDATA Corp., Class A * (a)	4,322	16,424
Mercury Interactive Corp. *	2,131	59,220
Micromuse, Inc. *	2,426	23,993
Microsoft Corp.	261,790	6,845,809
MicroStrategy, Inc. * (a)	383	31,689
Midway Games, Inc. * (a)	2,296	43,555
Monolithic Power Systems, Inc. * (a)	601	9,009
MRO Software, Inc. *	890	12,496
NAVTEQ Corp. *	2,236	98,093
Neoware Systems, Inc. * (a)	376	8,761
NetIQ Corp. *	1,716	21,090
Novell, Inc. *	9,462	83,549
Nuance Communications, Inc. *	4,002	30,535
Omnicell, Inc. *	978	11,687
Open Solutions, Inc. *	625	14,325
OpenTV Corp., Class A * (a)	4,252	9,524
Opsware, Inc. * (a)	3,124	21,212
Oracle Corp. *	126,604	1,545,835
Packeteer, Inc. * (a)	1,010	7,848
Parametric Technology Corp. *	6,920	42,212
PDF Solutions, Inc. * (a)	890	14,463
Progress Software Corp. * (a)	1,013	28,749
QAD, Inc. (a)	1,379	10,536
Quality Systems, Inc. (a)	357	27,403
Red Hat, Inc. * (a)	4,438	120,891

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Secure Computing Corp. * (a)	1,183	$14,504
Serena Software, Inc. * (a)	1,135	26,604
Siebel Systems, Inc.	13,011	137,656
SPSS, Inc. *	606	18,744
SSA Global Technologies, Inc. *	1,665	30,286
Take-Two Interactive Software, Inc. * (a)	1,830	32,391
Taleo Corp. *	619	8,220
THQ, Inc. * (a)	1,585	37,802
Tradestation Group, Inc. * (a)	1,474	18,248
Transaction Systems Architects, Inc., Class A *	1,040	29,942
Ulticom, Inc. * (a)	1,360	13,342
Ultimate Software Group, Inc. *	759	14,474
VeriFone Holdings, Inc. *	1,678	42,453
Verint Systems, Inc. *	861	29,679
Voxware, Inc. *	1,156	8,034
Websense, Inc. *	608	39,909

		12,263,583
Steel - 0.20%
Alaska Steel Holding Corp. * (a)	3,083	24,510
Allegheny Technologies, Inc. (a)	2,453	88,504
Carpenter Technology Corp.	606	42,705
Chaparral Steel Company * (a)	618	18,694
NS Group, Inc. * (a)	596	24,919
Nucor Corp.	3,787	252,668
Oregon Steel Mills, Inc. * (a)	966	28,420
Roanoke Electric Steel Corp. (a)	513	12,107
Ryerson Tull, Inc. (a)	768	18,678
Schnitzer Steel Industries, Inc. (a)	842	25,757
Steel Dynamics, Inc. (a)	1,159	41,156
Steel Technologies, Inc.	400	11,196
Texas Industries, Inc.	594	29,605
United States Steel Corp. (a)	2,832	136,134
Worthington Industries, Inc.	2,219	42,627

		797,680
Telecommunications Equipment &
Services - 1.20%
ADC Telecommunications, Inc. * (a)	2,923	65,300
ADTRAN, Inc.	1,920	57,101
Aeroflex, Inc. *	2,286	24,574
Alaska Communications Systems, Inc. (a)	1,363	13,848
Andrew Corp. *	4,240	45,495
Arris Group, Inc. * (a)	2,512	23,789
At Road, Inc. *	2,300	12,029
Atheros Communications, Inc. * (a)	1,466	19,058
Avaya, Inc. *	12,061	128,691
Brightpoint, Inc. *	787	21,823
Broadwing Corp. * (a)	2,736	16,553
Ciena Corp. *	15,631	46,424
Citizens Communications Company	8,565	104,750
Commonwealth Telephone Enterprises, Inc.	531	17,932
Commscope, Inc. * (a)	1,470	29,591

The accompanying notes are an integral part of the financial statements. 139

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services (continued)
Comtech Telecommunications Corp. * (a)	596	$18,202
Comverse Technology, Inc. *	5,049	134,253
Consolidated Communications Holdings, Inc. *	942	12,237
Corning, Inc. *	37,062	728,639
CT Communications, Inc.	1,008	12,237
Ditech Communications Corp. * (a)	892	7,448
Essex Corp. *	606	10,332
Fairpoint Communications, Inc. (a)	1,162	12,038
Finisar Corp. * (a)	7,070	14,706
First Avenue Networks, Inc. * (a)	2,076	10,837
General Communication, Inc. *	1,902	19,648
Global Crossing, Ltd. * (a)	709	11,365
GlobeTel Communications Corp. * (a)	2,363	8,719
Harmonic, Inc. * (a)	2,336	11,330
InterDigital Communication Corp. * (a)	1,596	29,239
Intrado, Inc. * (a)	668	15,377
Iowa Telecommunications Services, Inc.	899	13,925
J2 Global Communications, Inc. * (a)	616	26,328
JDS Uniphase Corp. *	38,446	90,733
Level 3 Communications, Inc. * (a)	18,143	52,070
Lucent Technologies, Inc. * (a)	110,201	293,135
Mastec, Inc. * (a)	1,635	17,118
MRV Communications, Inc. * (a)	4,132	8,471
NETGEAR, Inc. * (a)	906	17,440
NeuStar, Inc., Class A *	1,389	42,351
Newport Corp. *	1,358	18,387
NTL, Inc. * (a)	2,145	146,032
Oplink Communications, Inc. * (a)	938	13,601
PanAmSat Holding Corp. (a)	3,057	74,896
Plantronics, Inc. (a)	1,265	35,799
Polycom, Inc. *	2,636	40,331
Powerwave Technologies, Inc. *	2,958	37,182
Premiere Global Services, Inc. *	2,122	17,252
Price Communications Corp. * (a)	1,470	21,859
QUALCOMM, Inc.	40,485	1,744,094
RCN Corp. * (a)	1,124	26,358
SBA Communications Corp. *	2,091	37,429
Scientific-Atlanta, Inc.	3,774	162,546
Shenandoah Telecommunications Company	334	13,307
Sonus Networks, Inc. * (a)	6,821	25,374
Stratex Networks, Inc. * (a)	2,698	9,659
SureWest Communications (a)	618	16,297
Symmetricom, Inc. * (a)	1,441	12,205
Tekelec * (a)	1,743	24,228
Tellabs, Inc. *	11,244	122,560
UTStarcom, Inc. * (a)	3,272	26,372
Viasat, Inc. * (a)	822	21,972
Westell Technologies, Inc., Class A * (a)	2,825	12,712

		4,905,588
Telephone - 2.14%
ALLTEL Corp.	7,976	503,286

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telephone (continued)
AT&T Corp. *	96,463	$2,362,379
Atlantic Tele-Network, Inc.	336	14,078
BellSouth Corp.	44,942	1,217,928
Centennial Communications Corp., Class A *	2,831	43,937
CenturyTel, Inc.	3,074	101,934
Cincinnati Bell, Inc. *	7,217	25,332
Harris Corp.	3,269	140,600
IDT Corp. * (a)	2,741	32,070
MCI, Inc.	8,019	158,215
North Pittsburgh Systems, Inc. (a)	650	12,265
Qwest Communications International, Inc. * (a)	46,356	261,911
Sprint Corp.	72,219	1,687,036
U.S. Cellular Corp. *	2,120	104,728
Valor Communications Group, Inc. (a)	2,078	23,689
Verizon Communications, Inc.	67,950	2,046,654

		8,736,042
Tires & Rubber - 0.04%
Bandag, Inc.	517	22,060
Cooper Tire & Rubber Company	1,725	26,427
Goodyear Tire & Rubber Company * (a)	4,426	76,924
Myers Indiana, Inc. (a)	1,079	15,732

		141,143
Tobacco - 1.09%
Alliance One International, Inc. (a)	3,610	14,079
Altria Group, Inc.	50,928	3,805,340
Loews Corp. - Carolina Group	1,444	63,522
Reynolds American, Inc. (a)	3,610	344,141
Schweitzer Mauduit International, Inc.	486	12,043
Universal Corp.	618	26,797
UST, Inc.	4,045	165,157
Vector Group, Ltd. (a)	1,299	23,603

		4,454,682
Toys, Amusements & Sporting Goods - 0.08%
Hasbro, Inc.	4,466	90,124
Jakks Pacific, Inc. * (a)	764	15,998
Marvel Entertainment, Inc. *	2,565	42,015
Mattel, Inc.	9,978	157,852
Russ Berrie & Company, Inc. (a)	865	9,878

		315,867
Transportation - 0.25%
Alexander & Baldwin, Inc.	1,100	59,664
American Commercial Lines, Inc. *	503	15,236
C.H. Robinson Worldwide, Inc.	4,258	157,674
Eagle Bulk Shipping, Inc. (a)	795	12,656
Expeditors International of Washington, Inc.	2,636	177,956
Genco Shipping & Trading, Ltd. (a)	639	11,144
General Maritime Corp. (a)	1,004	37,188
Heartland Express, Inc. (a)	2,074	42,081
Kirby Corp. *	692	36,102
K-Sea Transportation Partners LP	311	10,869
Laidlaw International, Inc.	2,593	60,235

The accompanying notes are an integral part of the financial statements. 140

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Transportation (continued)
Macquarie Infrastructure Company Trust	778	$23,962
Marten Transport, Ltd. *	822	14,977
Martin Midstream Partners LP (a)	364	10,811
Offshore Logistics, Inc. *	603	17,608
Overseas Shipholding Group, Inc.	977	49,231
Pacer International, Inc.	1,142	29,761
SCS Transportation, Inc. *	642	13,643
Ship Finance International, Ltd.	1,165	19,688
Teekay Shipping Corp. (a)	1,850	73,815
Universal Truckload Services, Inc. * (a)	615	14,145
UTI Worldwide, Inc.	583	54,126
Yellow Roadway Corp. *	1,424	63,525

		1,006,097
Travel Services - 0.41%
Ambassadors Group, Inc. (a)	676	15,474
American Express Company	30,699	1,579,770
Pegasus Solutions, Inc. * (a)	1,110	9,957
Sabre Holdings Corp.	3,208	77,345

		1,682,546
Trucking & Freight - 0.89%
Arkansas Best Corp. (a)	697	30,445
CNF, Inc.	1,301	72,713
Covenant Transport, Inc. *	805	11,254
EGL, Inc. * (a)	1,056	39,674
Fedex Corp.	7,397	764,776
Forward Air Corp.	938	34,378
Hub Group, Inc., Class A * (a)	602	21,281
J.B. Hunt Transport Services, Inc.	3,997	90,492
Knight Transportation, Inc.	2,286	47,389
Landstar Systems, Inc.	1,506	62,860
Navistar International Corp. *	1,786	51,115
Old Dominion Freight Lines, Inc. *	1,068	28,814
OMI Corp. (a)	1,941	35,229
Oshkosh Truck Corp.	1,803	80,396
Plains All American Pipeline LP (a)	1,689	66,834
Ryder Systems, Inc.	1,564	64,155
Swift Transportation, Inc. * (a)	1,960	39,788
United Parcel Service, Inc., Class B	27,250	2,047,837
Wabash National Corp. (a)	876	16,688
Werner Enterprises, Inc.	2,127	41,902

		3,648,020
Utility Service - 0.01%
Distributed Energy Systems Corp. *	1,022	7,726
SJW Corp.	328	14,924

		22,650

TOTAL COMMON STOCKS (Cost $339,877,895)		$388,372,613

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS - 0.00%
Real Estate - 0.00%
Simon Properties Group, Inc., REIT *	171	$10,995

TOTAL PREFERRED STOCKS (Cost $9,157)		$10,995

WARRANTS - 0.00%
Electrical Equipment - 0.00%
Optical Cable Corp.
(Expiration date 10/24/2007; strike
price $4.88)	24	0

TOTAL WARRANTS (Cost $0)		$0

RIGHTS - 0.00%
Pharmaceuticals - 0.00%
OSI Pharmaceuticals, Inc. (Expiration date
6/12/2008)	19	1

TOTAL RIGHTS (Cost $0)		$1

CORPORATE BONDS - 0.00%
Metal & Metal Products - 0.00%
Mueller Industries, Inc.
6.00% due 11/01/2014 (a)	$4,000	3,840

TOTAL CORPORATE BONDS (Cost $3,927)		$3,840

SHORT TERM INVESTMENTS - 11.54%
Federal Home Loan Mortgage Corp. Discount Note
zero coupon due 01/30/2006	$8,930,000	$8,899,787
State Street Navigator Securities Lending
Prime Portfolio (c)	37,073,598	37,073,598
United States Treasury Bills
zero coupon due 02/16/2006 ****	1,100,000	1,094,538

TOTAL SHORT TERM INVESTMENTS
(Cost $47,067,922)		$47,067,922

REPURCHASE AGREEMENTS - 2.43%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
3.00% to be repurchased at
$9,902,300 on 01/03/2006,
collateralized by $10,000 U.S.
Treasury Bonds, 7.875% due
02/15/2021 (valued at $13,750,
including interest) and $55,000
U.S. Treasury Bonds, 5.25% due
02/15/2029 (valued at $61,549,
including interest) and $9,545,000
U.S. Treasury Notes, 4.375% due
08/15/2012 (valued at $9,727,310,
including interest) and $300,000
U.S. Treasury Notes, 4.00% due
11/15/2012 (valued at $295,875,
including interest) (c)	$9,899,000	$9,899,000

TOTAL REPURCHASE AGREEMENTS
(Cost $9,899,000)		$9,899,000

The accompanying notes are an integral part of the financial statements. 141

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Investments (Total Stock Market Index Trust)
(Cost $396,857,901) - 109.21%	$445,354,371
Liabilities in Excess of Other Assets - (9.21)%	(37,565,974)

TOTAL NET ASSETS - 100.00%	$407,788,397

Footnotes

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations
ARS - Argentine Peso
AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
CHF - Swiss Franc
COP - Colombian Peso
CZK - Czech Koruna
DKK - Danish Krone
EUR - European Currency
FIM - Finnish Markka
FRF - French Franc
DEM - German Deutsche Mark
GBP - British Pound
GRD - Greek Drachma
HKD - Hong Kong Dollar
HUF - Hungarian Forint
IDR - Indonesian Rupiah
ILS - Israeli Shekel
INR - Indian Rupee
ITL - Italian Lira
IEP - Irish Punt
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
NLG - Netherlands Guilder
NZD - New Zealand Dollar
NOK - Norweigan Krone
PHP - Philippines Peso
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
THB - Thai Baht
TRY - Turkish Lira
USD - US Dollar
ZAR - South African Rand

Key to Security Abbreviations and Legend
ADR - American Depositary Receipts
ADS - American Depositary Shares
BKNT - Bank Note
CDO - Collateralized Debt Obligation
ESOP - Employee Stock Ownership Program
EMTN - European Medium Term Note
EWCO - European Written Call Option
GDR - Global Depositary Receipts
GMTN - Global Medium Term Note
GTD - Guaranteed
IO - Interest Only (Carries notional principal amount)
MTN - Medium Term Note
NIM - Net Interest Margin
OTC - Over The Counter
PLC - Public Limited Company
PIK - Paid In Kind
PO - Principal Only
REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
SBI - Shares Beneficial Interest
SADR - Sponsored American Depositary Receipts
SPDR - Standard & Poor's Depositary Receipts
TBA - To Be Announced
TIPS - Treasury Inflation Protected Security
^ Non-Income producing, issuer is in bankruptcy and is in default of interest payments
* Non-Income Producing
(a) All or a portion of this security was out on loan
(b) Floating Rate Note
(c) Investment is an affiliate of the Trust's subadvisor or custodian bank
(d) Principal amount of security is adjusted for inflation
(e) Security Fair Valued on December 31, 2005
** Purchased on a forward commitment (Note 2)
*** At December 31, 2005, all or a portion of this security was pledged to cover forward commitments purchased.
**** At December 31, 2005, all or a portion of this security was pledged to cover margin requirements for open futures contracts.

The accompanying notes are an integral part of the financial statements. 142

John Hancock Trust Notes to Financial Statements

1. ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several Portfolios, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers 89 separate investment Portfolios, 8 of which are described as follows: the 500 Index Trust (“500 Index”), the 500 Index Trust B (“500 Index B”), the Bond Index Trust B (“Bond Index B”), the International Equity Index Trust A (“International Equity Index A”), the International Equity Index Trust B (“International Equity Index B”), the Mid Cap Index Trust (“Mid Cap Index”), the Small Cap Index Trust (“Small Cap Index”) and the Total Stock Market Index Trust (“Total Stock Market Index”), (collectively, “Portfolios”). Each of the Portfolios is diversified for purposes of the Investment Company Act of 1940, as amended.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and to Separate Accounts A and B and in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (“John Hancock New York”) and in the case of Series III shares, to certain qualified pension and retirement plans. In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (“JHLICO”). John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial”.

The Portfolios offer four classes of shares. Series I, Series II and Series III shares are offered for all Portfolios with the exception of 500 Index B, Bond Index B and International Equity Index B. Series NAV shares are offered for all Portfolios with the exception of International Equity Index A. Series I, Series II, Series III and Series NAV shares represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Reorganization 500 Index B, Bond Index B and International Equity Index B (collectively, “JHT Acquiring Portfolios”) are accounting and performance successors of VST Equity Index Fund, VST Bond Index Fund and VST International Equity Index Fund (collectively “VST Transferor Funds”). On April 29, 2005 the JHT Acquiring Portfolios acquired substantially all the assets and assumed the liabilities of VST Transferor Funds pursuant to an agreement and plan of reorganization, in exchange for shares of the JHT Acquiring Portfolios.

In addition, on the close of business on April 29, 2005, International Equity Index, formerly a series of the John Hancock Variable Series Trust I, reorganized into a separate Portfolio of the John Hancock Trust: International Equity Index A. Based on the opinion of tax counsel, this transaction was deemed a taxable reorganization, therefore the cost basis of investments was restated to fair value on April 29, 2005.

On March 1, 2005 shareholders of the Trust voted to approve an Agreement Plan of Reorganization providing for: (a) the acquisition of all the assets, subject to all of the liabilities, of the listed below Transferor Portfolio, in exchange for a representative amount of shares listed below for the Acquiring Portfolio; (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolios or their shareholders. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

		Acquired	Appreciation		Acquiring	Acquiring
		net asset	(Depreciation)	Shares	Portfolio	Portfolio Total
		value of the	of Transferor	Issued by	Net Assets	Net Assets
		Transferor	Portfolio’s	Acquiring	Prior to	After
Acquiring Portfolio	Transferor Portfolio	Portfolio	investments	Portfolios	Combination	Combination

500 Index B	Equity Index*	$75,352,549	($5,863,974)	5,116,534	$820,850,438	$896,202,987
* Formerly series of JHT
See Note 7 for capital shares issued in reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES The Portfolios in the preparation of the financial statements follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation The net asset value of the shares of each Portfolio is determined once daily as of the close of the New York Stock Exchange, normally at 4:00 P.M. Eastern time. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in State Street Navigator Securities Lending Prime Portfolio are valued at their net asset value each business day. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

143

John Hancock Trust Notes to Financial Statements SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is calculating the net asset value. In view of these factors, it is likely that Portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Portfolios that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Portfolios will, on an ongoing basis, monitor for “significant market events.” A “significant market event” is a certain percentage change in the value of the S&P index or of certain “i-Share Exchange Traded Funds” (“i-Shares”) which track foreign markets in which Portfolios have significant investments. If a significant market event occurs due to a change in the value of the S&P index or of i-Shares, the pricing for all Portfolios that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset value of such Portfolios will be recommended to the Trust’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a Portfolio’s shares reflects the value of the Portfolio’s securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Portfolio at deflated prices, reflecting stale security valuations, and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

Repurchase Agreements Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other finan-cial institutions deemed to be creditworthy by the John Hancock Investment Management Services, LLC (the “Adviser”), a Delaware limited liability company controlled by John Hancock USA. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Foreign Currency Transactions The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of securities, other assets and other liabilities at the current rate of exchange, at period end, of such currencies against U.S. dollars; and

(ii) purchases and sales of securities, income and expenses at the rate of exchange quoted on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities.

The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in securities of domestic companies and the U. S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of the United States.

Security Transactions and Related Investment Income Investment security transactions are accounted for on a trade date basis. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or as soon after the ex-date that the Portfolio becomes aware of such dividends, net of all taxes. Original issue discounts are accreted for financial and tax reporting purposes. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based upon consistently applied procedures.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

144

John Hancock Trust Notes to Financial Statements SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

From time to time, certain of the Portfolios may invest in Real Estate Investment Trusts (“REITs”) and as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use the First In, First Out method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Multi-Class Operations All income, expenses (except class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expense Allocation Expenses not directly attributable to a particular Portfolio or class of shares are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred. Class specific expenses, such as Transfer Agent fees, Blue Sky fees and Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes.

Securities Lending All Portfolios may lend securities in amounts up to 33 1/3% of each Portfolio’s total non-cash assets to brokers, dealers and other financial institutions, provided such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, marked to market to the value of the loaned securities on a daily basis. The Portfolios may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially. Consequently, loans of Portfolio securities will only be made to firms deemed by the sub advisers to be creditworthy. The Portfolios receive compensation for lending their securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. Cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio.

All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio the next business day. During the loan period, the Portfolio continues to retain rights of ownership, including dividends and interest of the loaned securities. At December 31, 2005 the values of securities loaned and of cash collateral were as follows:

PORTFOLIO	VALUE OF SECURITIES LOANED	VALUE OF CASH COLLATERAL	VALUE OF SECURITIES COLLATERAL

500 Index	$37,458,564	$38,445,813	—
Bond Index B	45,466,443	45,213,125	$1,173,496
Mid Cap Index	59,654,096	61,115,650	—
Small Cap Index	84,586,252	86,893,162	92,174
Total Stock Market Index	36,139,645	37,073,598	30,576
Cash collateral was invested in a short-term instrument.

Futures All Portfolios may purchase and sell financial futures contracts and options on those contracts. The Portfolios invest in contracts based on financial instruments such as U.S. Treasury Bonds or Notes or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Portfolios.

Upon entering into futures contracts, a Portfolio is required to deposit with a broker an amount, termed the initial margin, which typically represents a certain percentage of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker, and the Portfolio realizes a gain or loss.

When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Portfolio could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

145

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of open futures contracts at December 31, 2005:

Portfolio	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	APPRECIATION (DEPRECIATION)

500 Index	S&P 500 Index	94	Long	Mar 2006	($457,164)

					($457,164)

500 Index B	S&P 500 Index	53	Long	Mar 2006	($268,668)

					($268,668)

Mid Cap Index	S&P Mid Cap 400 Index	37	Long	Mar 2006	($112,572)

					($112,572)

Total Stock Market Index	S&P 500 Index	52	Long	Mar 2006	($250,939)
	Russell 2000 Index	8	Long	Mar 2006	(36,681)
	S&P Mid Cap 400 Index	4	Long	Mar 2006	(9,628)

					($297,248)

Small Cap Index	Russell 2000 Index	59	Long	Mar 2006	($432,439)

					($432,439)

International Equity Index A
	Amsterdam Exchanges Index	2	Long	Jan 2006	$1,036
	IBEX 35 Index	3	Long	Jan 2006	6,418
	Hang Seng Stock Index	1	Long	Jan 2006	(3,121)
	OMX Stockholm Stock Index	15	Long	Jan 2006	3,116
	MSCI Taiwan Index	104	Long	Jan 2006	35,007
	SPI 200 Index	2	Long	Mar 2006	5,997
	S&P Toronto Stock Exchange 60 Index	1	Long	Mar 2006	1,403
	CAC 40 10 Euro Index	12	Long	Mar 2006	3,281
	DAX Index	1	Long	Mar 2006	2,514
	S&P/MIB 30 Index	2	Long	Mar 2006	7,632
	FTSE 100 Index	16	Long	Mar 2006	25,366
	Topix Index	12	Long	Mar 2006	33,348

					$121,997

International Equity Index B
	Amsterdam Exchanges Index	5	Long	Jan 2006	$2,591
	IBEX 35 Index	5	Long	Jan 2006	12,769
	Hang Seng Stock Index	4	Long	Jan 2006	(12,630)
	OMX Stockholm Stock Index	35	Long	Jan 2006	7,266
	MSCI Taiwan Index	284	Long	Jan 2006	96,881
	SPI 200 Index	6	Long	Mar 2006	18,027
	S&P Toronto Stock Exchange 60 Index	3	Long	Mar 2006	4,210
	CAC 40 10 Euro Index	21	Long	Mar 2006	5,738
	DAX Index	5	Long	Mar 2006	12,630
	S&P/MIB 30 Index	3	Long	Mar 2006	13,195
	FTSE 100 Index	30	Long	Mar 2006	47,610
	Topix Index	23	Long	Mar 2006	82,472

					$290,759

Forward Foreign Currency Contracts All Portfolios may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or Portfolio position. Forward foreign currency contracts are valued at forward foreign currency exchange rates and marked to market daily. Net realized gains (losses) on foreign currency and forward foreign currency contracts shown in the Statements of Operations include net gains or losses realized by a Portfolio on contracts that have matured.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period, the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined using forward foreign currency exchange rates supplied by a quotation service. The Portfolios could be exposed to risks in excess of amounts recognized on the Statements of Assets and Liabilities if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the forward foreign currency contract changes unfavorably.

146

John Hancock Trust Notes to Financial Statements SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

At December 31, 2005 certain Portfolios entered into forward foreign currency contracts, which contractually obligate the Portfolios to deliver currencies at future dates. Open forward foreign currency contracts at December 31, 2005 were as follows:

		PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
PORTFOLIO	CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

International Equity Index A	BUYS

	Australian Dollar	210,000	Mar 2006	$660
	Canadian Dollar	110,000	Mar 2006	(86)
	Euro	1,240,000	Mar 2006	(3,097)
	Hong Kong Dollar	700,000	Mar 2006	(12)
	Japanese Yen	140,000,000	Mar 2006	(12,845)
	Pound Sterling	810,000	Mar 2006	(15,387)
	Swedish Krona	1,230,000	Mar 2006	507

				($30,260)

International Equity Index B	BUYS

	Australian Dollar	640,000	Mar 2006	$2,011
	Canadian Dollar	340,000	Mar 2006	(266)
	Euro	2,830,000	Mar 2006	(7,069)
	Hong Kong Dollar	2,840,000	Mar 2006	(46)
	Japanese Yen	269,000,000	Mar 2006	(24,680)
	Pound Sterling	1,530,000	Mar 2006	(29,065)
	Swedish Krona	2,870,000	Mar 2006	1,183

				($57,932)

Federal Income Taxes Each Portfolio’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio is treated as a separate taxpayer for federal income tax purposes.

Distribution of Income and Gains During any particular year, net realized gains from investment transactions of each Portfolio, in excess of available capital loss car-ryforwards of each Portfolio, would be taxable to such Portfolio if not distributed. Therefore, each Portfolio intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Distributions paid by the Portfolios with respect to each Series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each Series. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital Accounts The Portfolios report the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Portfolio may periodically make reclassifications among certain capital accounts without affecting its net asset value.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Advisory Fees The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating sub advisers to handle the investment and reinvestment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Advisory fees charged to each Portfolio were as follows:

	First	Excess
	$500 million	Over $500 million
	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets

500 Index[1]	0.470%	0.460%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the 500 Index, a series of the Trust, and the 500 Index Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

147

John Hancock Trust

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED
		Between
	First	$100 million	Excess
Portfolio	$100 million	and $500 million	Over $500 million

500 Index B1	0.470%	0.470%	0.460%
Bond Index B2	0.470	0.470	0.470
International Equity Index B3	0.550	0.530	0.530

1 Until May 1, 2005 the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.150% of the first $75 million of the Portfolio’s average daily net assets, (b) 0.140% of the next $50 million and (c) 0.130% of the Portfolio’s average daily net assets in excess of $125 million.

2 Until May 1, 2005 the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.150% of the first $100 million of the Portfolio’s average daily net assets, (b) 0.130% of the next $150 million and (c) 0.110% of the Portfolio’s average daily net assets in excess of $250 million.

3 Until May 1, 2005 the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.180% of the first $100 million of the Portfolio’s average daily net assets, (b) 0.150% of the next $100 million and (c) 0.110% of the Portfolio’s average daily net assets in excess of $200 million.

Portfolio	Aggregate All Assets

Bond Index B1	0.470%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Bond Index B, a series of the Trust, and the Bond Index Fund B, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

	First	Excess
	$100 million	Over $100 million
	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets

International Equity Index A1	0.550%	0.530%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the International Equity Index A, a series of the Trust, and the International Equity Index Fund A, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

	First	Between $250 million	Excess
	$250 million	and $500 million	Over $500 million
	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets

Mid Cap Index[1]	0.490%	0.480%	0.460%
Small Cap Index[2]	0.490	0.480	0.460
Total Stock Market Index[3]	0.490	0.480	0.460

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Index, a series of the Trust, and the Mid Cap Index Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

2 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Index, a series of the Trust, and the Small Cap Index Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

3 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Total Stock Market Index, a series of the Trust, and the Total Stock Market Index Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

John Hancock Funds II is a retail mutual fund advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Distributors, LLC.

Effective March 1, 2005, shareholders of the Trust voted to approve an Amended Advisory Agreement between the Trust and JHIMS increasing the advisory fee for each Portfolio, except for 500 Index B, Bond Index B and International Equity Index B, by 0.10% of average daily net assets. The advisory fee increase for each Portfolio was accompanied by a corresponding decrease of 0.10% in the Rule 12b-1 distribution fee.

Expense Reimbursement Pursuant to the Advisory Agreement, the Adviser reimburses the Portfolios for expenses (excluding advisory fees, Rule 12b-1 fees, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business) incurred in excess of, on an annualized basis, 0.05% of the average daily net assets of 500 Index and International Equity Index A and 0.075% of the average daily net assets of Mid Cap Index, Small Cap Index and Total Stock Market Index. In the case of 500 Index B, Bond Index B and International Equity Index B, the Adviser has agreed to waive its advisory fee in an amount so that the annual operating expenses do not exceed 0.25%, 0.25% and 0.34%, respectively.

For 500 Index B and Bond Index B Portfolios, prior to May 1, 2005, in the event that normal operating expenses of the Portfolios, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, exceeded 0.10% of each Portfolio’s daily net asset value, John Hancock USA and JHVLICO would reimburse Portfolios for such excess. During the period from January 1, 2005 through April 30, 2005, there were no reimbursements paid to the listed above Portfolios.

In the case of the Series III, the Adviser voluntarily agreed to reimburse 100% of the class specific Blue Sky and Transfer Agent fees. These voluntary expense reimbursements may be terminated by the Adviser at any time upon notice to the Trust.

In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee for International Equity Index A, in the amount of $131,205. This voluntary expense reimbursement may be terminated by the Adviser at any time upon notification to the Trust.

Fund Administration Fees The Advisory Agreement requires the Portfolios to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolios including, the preparation of all tax returns, annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports. Total expenses are allocated to each Portfolio based on its average daily net asset value.

148

John Hancock Trust Notes to Financial Statements INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED
Distribution Plans In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Board of Trustees has approved Distribution Plans (the “Plans”) for Series I, Series II and Series III of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor, John Hancock Distributors, LLC (“JHD”), for distribution services pursuant to the Plans. JHD is a Delaware limited liability company controlled by John Hancock USA and it serves as principal underwriter and distributor of the variable contracts issued by John Hancock USA, John Hancock New York JHLICO and JHVLICO. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. Accordingly, the Portfolios make payments to JHD at an annual rate not to exceed 0.05% (0.15% prior to May 1, 2005) of Series I average daily net asset value, 0.25% (0.35% prior to May 1, 2005) of Series II average daily net asset value and 0.40% (0.50% prior to May 1, 2005) of Series III average daily net asset value. Prior to May 1, 2005 Signator Investors, Inc., a wholly owned subsidiary of John Hancock USA, was the principal underwriter and transfer agent of the following Portfolios: 500 Index B, Bond Index B and International Equity Index B.

4. TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees expenses are allocated to each Portfolio based on its average daily net asset value.

5. GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

6. LINE OF CREDIT All Trust Portfolios, except for International Equity Index A and International Equity Index B, have entered into an agreement which enables them to participate in a $100 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50% . In addition, effective October 14, 2005 a commitment fee of 0.07% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. Prior to October 14, 2005 the commitment fee was charged at an annual rate of 0.09% of the average daily-unused portion of the line of credit. For the year ended December 31, 2005 there were no borrowings under the line of credit.

7. CAPITAL SHARES Share activity for the Portfolios for year ended or period ended December 31, 2004 and the year ended December 31, 2005 were as follows:

500 Index	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	8,822,835	$86,324,362	3,898,824	$40,558,840
Distributions reinvested	974,748	9,474,551	1,657,965	16,877,805
Repurchased	(5,610,658)	(55,177,077)	(10,026,556)	(104,869,448)
Net increase (decrease)	4,186,925	$40,621,836	(4,469,767)	($47,432,803)

Series II shares
Sold	2,831,731	$27,667,651	1,340,813	$13,888,652
Distributions reinvested	108,568	1,050,941	186,922	1,895,421
Repurchased	(1,084,065)	(10,512,050)	(3,413,169)	(35,355,696)
Net increase (decrease)	1,856,234	$18,206,542	(1,885,434)	($19,571,623)

Series III shares
Sold	328,546	$3,206,766	217,552	$2,257,392
Distributions reinvested	345	3,344	3,942	40,051
Repurchased	(74,575)	(725,117)	(70,322)	(735,410)
Net increase (decrease)	254,316	$2,484,993	151,172	$1,562,033

Series NAV shares*
Sold	—	—	23,732,163	$246,401,519
Repurchased	—	—	(56)	(588)
Net increase (decrease)	—	—	23,732,107	$246,400,931

Net increase (decrease)	6,297,475	$61,313,371	17,528,078	$180,958,538

* Series NAV shares began operations on 10-27-05.

500 Index B	Year ended 12-31-04*		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series NAV shares
Sold	18,444,596	$263,004,352	16,891,153	$250,837,038
Issued in reorganization (Note 1)	—	—	5,116,534	75,352,549
Distributions reinvested	916,331	13,388,935	1,128,785	17,285,486
Repurchased	(12,844,220)	(182,697,900)	(7,774,203)	(119,697,105)

Net increase (decrease)	6,516,707	$93,695,387	15,362,269	$223,777,968

* Audited by previous auditor.

149

John Hancock Trust

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Bond Index B	Year ended 12-31-04*		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series NAV shares
Sold	3,865,090	$39,016,770	1,595,958	$15,969,921
Distributions reinvested	962,207	9,664,764	308,869	3,081,961
Repurchased	(6,019,693)	(60,771,833)	(4,073,936)	(40,894,323)

Net increase (decrease)	(1,192,396)	($12,090,299)	(2,169,109)	($21,842,441)

* Audited by previous auditor.

				Period from
International Equity Index	Year ended 12-31-04*		1-1-05 to 4-29-05[1]
	Shares	Amount	Shares	Amount

Series I shares
Sold	3,391,378	$46,471,209	1,141,073	$18,624,496
Issued in reorganization (Note 1)	1,749,724	24,566,293	—	—
Distributions reinvested	25,317	353,719	619,587	8,976,344
Transferred out (Note 1)[2]	—	—	(6,239,857)	(89,961,587)
Repurchased	(430,041)	(6,324,539)	(257,179)	(4,158,843)
Net increase (decrease)	4,736,378	$65,066,682	(4,736,376)	($66,519,590)

Series II shares
Sold	311,126	$4,515,473	241,807	$3,947,913
Issued in reorganization (Note 1)	1,462,674	20,531,162	—	—
Distributions reinvested	6,197	86,690	182,286	2,637,912
Transferred out (Note 1)[2]	—	—	(1,859,785)	(26,808,028)
Repurchased	(205,811)	(3,099,369)	(138,494)	(2,241,711)
Net increase (decrease)	1,574,186	$22,033,956	(1,574,186)	($22,463,914)

Series NAV shares
Sold	2,436,177	$35,225,811	1,554,164	25,595,120
Distributions reinvested	266,780	3,801,984	1,540,340	22,188,657
Transferred out (Note 1)[2]	—	—	(15,002,326)	(214,637,507)
Repurchased	(1,929,384)	(27,401,203)	(373,904)	(6,112,681)
Net increase (decrease)	773,573	$11,626,592	(12,281,726)	($172,966,411)

Net increase (decrease)	7,084,137	$98,727,230	(18,592,288)	($261,949,915)

1 Effective after the close of business on 4-29-05, former VST International Equity Index Fund reorganized into two separate Portfolios: Series I and Series II that were transferred to newly formed International Equity Index A and Series NAV that were transferred to newly formed International Equity Index B. See Note 1.

* Audited by previous auditor.

International Equity Index A	Period ended 12-31-05[1]
	Shares	Amount

Series I shares
Sold	1,169,659	$17,938,016
Transferred in (Note 1)[2]	6,239,857	89,961,587
Repurchased	(336,035)	(5,171,188)
Net increase (decrease)	7,073,481	$102,728,415

Series II shares
Sold	456,873	$6,841,419
Transferred in (Note 1)[2]	1,859,785	26,808,028
Repurchased	(329,801)	(5,149,507)
Net increase (decrease)	1,986,857	$28,499,940

Series III shares
Sold	2,871	$46,005
Net increase (decrease)	2,871	$46,005

Net increase (decrease)	9,063,209	$131,274,360

1 Period from 4-30-05 to 12-31-05.

2 Effective after the close of business on 4-29-05, former VST International Equity Index Fund reorganized into two separate Portfolios: Series I and Series II that were transferred to newly formed International Equity Index A and Series NAV that were transferred to newly formed International Equity Index B. See Note 1.

150

John Hancock Trust

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

		Year ended
International Equity Index B		12-31-05
	Shares	Amount

Series I shares
Sold	1,141,073	$18,624,496
Distributions reinvested	619,587	8,976,344
Transferred out (Note 1)[1]	(6,239,857)	(89,961,587)
Repurchased	(257,179)	(4,158,843)
Net increase (decrease)	(4,736,376)	($66,519,590)

Series II shares
Sold	241,807	$3,947,913
Distributions reinvested	182,286	2,637,912
Transferred out (Note 1)[1]	(1,859,785)	(26,808,028)
Repurchased	(138,494)	(2,241,711)
Net increase (decrease)	(1,574,186)	($22,463,914)

Series NAV shares
Sold	12,295,426	$189,088,433
Distributions reinvested	1,540,340	22,188,657
Repurchased	(1,522,393)	(23,877,363)
Net increase (decrease)	12,313,373	$187,399,727

Net increase (decrease)	6,002,811	$98,416,223

1 Effective after the close of business on 4-29-05, International Equity Index, formerly a series of VST, reorganized into two separate Portfolios of the John Hancock Trust: International Equity Index A and International Equity Index B. See Note 1 to the financial statements.

Mid Cap Index	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	2,094,488	$31,645,474	1,798,567	$30,277,133
Distributions reinvested	53,361	807,882	476,699	7,617,625
Repurchased	(967,956)	(14,572,348)	(1,222,813)	(20,581,886)
Net increase (decrease)	1,179,893	$17,881,008	1,052,453	$17,312,872

Series II shares
Sold	1,001,692	$15,063,502	508,979	$8,586,045
Distributions reinvested	14,339	216,525	137,891	2,197,962
Repurchased	(412,247)	(6,257,423)	(680,335)	(11,444,523)
Net increase (decrease)	603,784	$9,022,604	(33,465)	($660,516)

Series III shares
Sold	52,590	$789,193	39,347	$664,199
Distributions reinvested	0	5	1,940	30,877
Repurchased	(1,757)	(27,029)	(19,589)	(329,969)
Net increase (decrease)	50,833	$762,169	21,698	$365,107

Series NAV shares*
Sold	—	—	4,247,668	$71,127,332
Repurchased	—	—	(128,587)	(2,133,162)
Net increase (decrease)	—	—	4,119,081	$68,994,170

Net increase (decrease)	1,834,510	$27,665,781	5,159,767	$86,011,633

* Series NAV shares began operations on 4-29-05.

151

John Hancock Trust

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Small Cap Index	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	3,117,454	$41,976,936	1,511,436	$21,581,630
Distributions reinvested	37,201	499,238	546,754	7,381,178
Repurchased	(1,854,985)	(24,414,683)	(1,336,799)	(19,179,561)
Net increase (decrease)	1,299,670	$18,061,491	721,391	$9,783,247

Series II shares
Sold	1,350,905	$17,927,351	505,628	$7,105,859
Distributions reinvested	8,123	108,693	150,220	2,023,475
Repurchased	(748,773)	(9,858,507)	(746,347)	(10,607,957)
Net increase (decrease)	610,255	$8,177,537	(90,499)	($1,478,623)

Series III shares
Sold	72,305	$968,597	47,085	$678,308
Distributions reinvested	25	341	3,237	43,510
Repurchased	(5,305)	(72,345)	(36,086)	(521,489)
Net increase (decrease)	67,025	$896,593	14,236	$200,329

Series NAV shares*
Sold	—	—	6,456,609	$88,447,189
Repurchased	—	—	(220,753)	(3,191,294)
Net increase (decrease)	—	—	6,235,856	$85,255,895

Net increase (decrease)	1,976,950	$27,135,621	6,880,984	$93,760,848

* Series NAV shares began operations on 4-29-05.

Total Stock Market Index	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	3,479,142	$35,388,872	2,503,510	$27,713,985
Distributions reinvested	90,738	920,082	183,938	1,971,763
Repurchased	(1,155,342)	(11,728,253)	(1,292,025)	(14,334,508)
Net increase (decrease)	2,414,538	$24,580,701	1,395,423	$15,351,240

Series II shares
Sold	1,064,420	$10,821,292	563,763	$6,178,502
Distributions reinvested	18,598	188,212	30,972	331,096
Repurchased	(746,916)	(7,403,074)	(665,103)	(7,331,557)
Net increase (decrease)	336,102	$3,606,430	(70,368)	($821,959)

Series III shares
Sold	2,434	$24,833	46,903	$512,259
Distributions reinvested	1	12	171	1,825
Repurchased	(197)	(1,959)	(10,118)	(112,960)
Net increase (decrease)	2,238	$22,886	36,956	$401,124

Series NAV shares*
Sold	—	—	17,846,939	$186,030,492
Repurchased	—	—	(3,150,735)	(34,796,714)
Net increase (decrease)	—	—	14,696,204	$151,233,778

Net increase (decrease)	2,752,878	$28,210,017	16,058,215	$166,164,183

* Series NAV shares began operations on 4-29-05.

8. INVESTMENT TRANSACTIONS The following summarizes the securities transactions (except for short-term investments) for the Portfolios for the period ended December 31, 2005:

	PURCHASES		SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
500 Index	—	$290,525,303	—	$136,370,154
500 Index B	—	367,026,575	—	127,426,858
Bond Index B	$22,252,641	10,974,864	$29,568,534	16,923,886
International Equity Index A	—	134,396,687	—	8,565,181
International Equity Index B	—	375,587,631	—	27,741,576
Mid Cap Index	—	123,203,528	—	51,672,413
Small Cap Index	—	151,226,673	—	74,050,670
Total Stock Market Index	—	222,247,640	—	66,577,843

152

John Hancock Trust Notes to Financial Statements

The cost of investments owned on December 31, 2005, including short-term investments, for federal income tax purposes, was as follows:

		NET TAX BASIS
		APPRECIATION	TAX BASIS	TAX BASIS
PORTFOLIO	TAX BASIS COST	(DEPRECIATION)	APPRECIATION	DEPRECIATION
500 Index	$1,460,458,131	$68,299,229	$251,185,936	$182,886,707
500 Index B	1,080,812,996	27,541,180	131,340,119	103,798,939
Bond Index B	224,511,214	235,773	3,222,542	2,986,769
International Equity Index A	132,874,954	20,132,121	22,101,402	1,969,281
International Equity Index B	363,221,023	49,327,579	53,755,607	4,428,028
Mid Cap Index	361,309,475	59,485,585	72,192,923	12,707,338
Small Cap Index	373,615,401	48,578,712	63,470,506	14,891,794
Total Stock Market Index	402,141,451	43,212,920	55,420,390	12,207,470

9. FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles and income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for futures and options transactions, foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies, equalization debits, and excise tax regulations.

The tax-basis components of distributable earnings at December 31, 2005 were as follows:

		UNDISTRIBUTED	UNREALIZED
	UNDISTRIBUTED	LONG TERM	APPRECIATION	LOSS
PORTFOLIO	ORDINARY INCOME	CAPITAL GAINS	(DEPRECIATION)	CARRYFORWARD
500 Index	$14,426,719	—	$68,299,229	($37,080,139)
500 Index B	12,737,121	—	27,537,610	(20,393,217)
Bond Index B	6,113,788	—	7,907	(480,078)
International Equity Index A	3,249,440	—	20,248,444	—
International Equity Index B	7,787,598	—	49,611,001	—
Mid Cap Index	3,427,603	$15,984,634	59,485,586	—
Small Cap Index	1,796,531	10,024,125	48,578,712	—
Total Stock Market Index	4,011,072	2,144,460	43,212,920	—

The tax character of distributions paid during 2004 and 2005 was as follows:

		2004 DISTRIBUTIONS		2005 DISTRIBUTIONS

	ORDINARY	LONG TERM	RETURN	ORDINARY	LONG TERM
PORTFOLIO	INCOME	CAPITAL GAINS	OF CAPITAL	INCOME	CAPITAL GAINS

500 Index	$10,528,836	—	—	$18,813,277	—
500 Index B	13,388,935	—	—	4,927,764	$12,357,722
Bond Index B	9,263,727	$310,018	$91,019	3,081,961	—
International Equity Index B	3,801,984	—	—	—	—
Mid Cap Index	758,800	265,612	—	2,645,112	7,201,352
Small Cap Index	608,272	—	—	2,504,298	6,943,865
Total Stock Market Index	1,108,306	—	—	2,304,684	—

At December 31, 2005 capital loss carryforwards available to offset future realized gains were approximately:

		LOSS CARRYFORWARD EXPIRING AT DECEMBER 31

PORTFOLIO	2008	2009	2010	2011	2013
500 Index	—	$3,208,000	$31,116,000	$2,000	$2,754,000
500 Index B	$353,000	19,405,000	78,000	—	557,000
Bond Index B	—	—	—	—	480,000

10. SUBSEQUENT EVENTS At its meeting on December 12, 2005 and December 13, 2005, the Board of Trustees approved two new Portfolios, the Index Allocation Trust and the Bond Index Trust A. It is anticipated that the Portfolios will commence operations in February, 2006.

153

PricewaterhouseCoopers LLP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the portfolios (identified in Note 1) comprising John Hancock Trust (the “Trust”) at December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for periods indicated (except as noted in the last paragraph of this report), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The statement of changes in net assets for the year ended December 31, 2004, for 500 Index B, Bond Index B and International Equity Index, as well as the financial highlights for periods prior to January 1, 2005, for the 500 Index Trust B, Bond Index Trust B, International Equity Index B and International Equity Index Trust A were audited by other auditors whose report dated February 21, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP February 24, 2006

154

John Hancock Trust Trustees and Officers Information (Unaudited)

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

DISINTERESTED TRUSTEES

Principal Occupation(s) and
Name, Address and Age	Position with the Trust[1]	Other Directorships During Past Five Years

Don B. Allen	Trustee	Adviser, Sinicon Plastics Inc (plastic injection molding).
601 Congress Street	(since 1985)
Boston, MA 02210
Age: 77
Charles L. Bardelis	Trustee	President and Executive Officer, Island Commuter Corp.
601 Congress Street	(since 1988)	(Marine Transport).
Boston, MA 02210		Trustee of John Hancock Funds II (since 2005) and
Age: 64		John Hancock Funds III (since 2005).
Peter S. Burgess	Trustee	Consultant (financial, accounting and auditing matters)
601 Congress Street	(since 2005)	(since 1999). Certified Public Accountant; Partner, Arthur
Boston, MA 02210		Andersen (prior to 1999).
Age: 63		Director of the following publicly traded companies: PMA Capital
Corporation (since 2004) and Lincoln Educational Services
Corporation (since 2004).
Trustee of John Hancock Funds II (since 2005), John Hancock
Funds III (since 2005).
Elizabeth G. Cook	Trustee	Expressive Arts Therapist, Massachusetts General Hospital
601 Congress Street	(since 2005)[2]	(September 2001 to present); Expressive Arts Therapist, Dana
Boston, MA 02210		Farber Cancer Institute; (September 2000 to January 2004)
Age: 68		President, The Advertising Club of Greater Boston.
Trustee of John Hancock Funds II (since 2005) and
John Hancock Funds III (since 2005).
Hassell H. McClellan	Trustee	Associate Professor, The Graduate School of the Wallace E.
601 Congress Street	(since 2005)[2]	Carroll School of Management, Boston College.
Boston, MA 02210		Trustee of John Hancock Funds II (since 2005) and
Age: 60		John Hancock Funds III (since 2005).
James M. Oates	Chairman	Managing Director, Wydown Group (financial consulting
601 Congress Street	(since 2005)	firm)(since 1994); Chairman, Emerson Investment Management,
Boston, MA 02210	Trustee	Inc. (since 2000); Chairman, Hudson Castle Group, Inc.
Age: 59	(since 2004)	(formerly IBEX Capital Markets, Inc.) (financial services
company) (since 1997).
Director of the following publicly traded companies:
Stifel Financial (since 1996); Investor Financial Services
Corporation (since 1995); and Connecticut River Bancorp,
(since 1998).
Trustee of John Hancock Funds II (since 2005) and
John Hancock Funds III (since 2005); Director, Phoenix Mutual
Funds (since 1988; overseeing 20 portfolios).
F. David Rolwing	Trustee	Former Chairman, President and CEO, Montgomery Mutual
601 Congress Street	(since 1997)[3]	Insurance Company, 1991 to 1999. (Retired 1999).
Boston, MA 02210
Age: 71

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she retires, resigns, is removed or becomes disqualified.

2 Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

3 Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

155

John Hancock Trust

Trustees and Officers Information (Unaudited)

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

Principal Occupation(s) and
Name, Address and Age	Position with the Trust[1]	Other Directorships During Past Five Years

James R. Boyle[2]	Trustee	President, John Hancock Annuities; Executive Vice President,
601 Congress Street	(since 2005)	John Hancock Life Insurance Company (since June, 2004);
Boston, MA 02210		President U.S. Annuities; Senior Vice President, The
Age: 46		Manufacturers Life Insurance Company (U.S.A) (prior to 2004).
John D. Richardson[2,3]	Trustee	Retired; Former Senior Executive Vice President, Office of the
601 Congress Street	(since 1997)	President, Manulife Financial, February 2000 to March 2002
Boston, MA 02210		(Retired, March, 2002); Executive Vice President and General
Age: 68		Manager, U.S. Operations, Manulife Financial, January 1995
to January 2000.
Director of BNS Split Corp and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange.
Keith F. Hartstein[4]	President	Senior Vice President, Manulife Financial Corporation (since
601 Congress Street	(since 2005)	2004); Director, President and Chief Executive Officer,
Boston, MA 02210		John Hancock Advisers, LLC and The Berkeley Financial
Age: 49		Group, LLC (“The Berkeley Group”) (holding company);
Director, President and Chief Executive Officer, John Hancock
Funds, LLC. (“John Hancock Funds”); Director, President and
Chief Executive Officer, Sovereign Asset Management Corporation
LLC (“Sovereign”); Director, John Hancock Signature Services,
Inc.; Director, Chairman and President, NM Capital
Management, Inc. (NM Capital) (since 2005); Chairman,
Investment Company Institute Sales Force Marketing Committee
(since 2003); Executive Vice President, John Hancock Funds, LLC
(until 2005).
John G. Vrysen[4]	Chief Financial Officer	Executive Vice President and Chief Financial Officer,
601 Congress Street	(since 2005)	John Hancock Funds, LLC, July 2005 to present; Senior Vice
Boston, MA 02210		President and General Manager, Fixed Annuities, John Hancock
Age: 51		Financial Services, September 2004 to July 2005; Executive
Vice President, Operations, Manulife Wood Logan,
July 2000 to September 2004.
Gordon M. Shone[4]	Treasurer	Senior Vice President, John Hancock Life Insurance Company
601 Congress Street	(since 2005)	(U.S.A.), January 2001 to present. Vice President, The
Boston, MA 02210		Manufacturers Life Insurance Company (U.S.A.), August 1998
Age: 49		to December 2000.
John D. Danello[4]	Secretary	Vice President/Chief Counsel, US Wealth Management,
601 Congress Street	(since 2005)	John Hancock Financial Services, Inc., February 2005 to present.
Boston, MA 02110		Vice President/Chief Counsel, Life Insurance & Asset
Age: 50		Management, Allmerica Financial Corporation, Inc., 2001
to February 2005.

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

2 The Trustee is an “interested person” (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

3 Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

4 Affiliated with the Adviser.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Internet site at www.sec.gov.

PROXY VOTING POLICY From time to time, mutual funds are required to vote proxies related to the securities held by the Portfolios. Each of the John Hancock Trust Portfolios vote proxies according to the Trust’s proxy voting policies and procedures approved by the Board of Trustees. A description of the Trust’s proxy voting policies and procedures and the proxy results are available without charge, upon request by calling 1-800-344-1029 or on the SEC Internet website at www.sec.gov.

156

John Hancock Trust

Board of Trustees Approval of the Advisory and Subadvisory Agreements.

This section describes the evaluation by the Board of Trustees of:

(a) an amendment to the advisory agreement between the Trust and the Adviser,

(b) an amendment to the subadvisory agreement between the Adviser and MFC Global Investment Management (U.S.A.) Limited (“MFC Global”) to add the Index Allocation Trust (the “MFC Global Subadvisory Agreement”), and

(c) an amendment to the subadvisory agreement between the Adviser and Declaration Management & Research LLC (“Declaration”) to add the Bond Index Trust A (the “Declaration Subadvisory Agreement”).

The Index Allocation Trust and the Bond Index Trust A are collectively referred to as the “New Portfolios.”

MFC Global and Declaration are collectively referred to as the “Subadvisers.”

EVALUATION BY THE BOARD OF TRUSTEES

The Board, including the Independent Trustees, is responsible for selecting the Adviser (also referred to as “JHIMS”), approving the Adviser’s selection of subadvisers for each of the Trust portfolios (the “Portfolios”) and approving the Trust’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the six factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The six factors regularly considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Portfolios;
2. the investment performance of the Portfolios and their
subadvisers;
3. the extent to which economies of scale would be realized as a
Portfolio grows;
4. whether fee levels reflect these economies of scale for the benefit of Trust shareholders;
5. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust; and
6. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all six factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements, the Board believes that, in view of the Trust’s “manager-of managers” advisory structure: factors (1), (2) and (6) are of primary relevance; factors (3) and (4) generally are less significant to the Trustees’ considerations because subadvisory fees are paid to subadvisers by the Adviser and not directly by the Portfolios, and issues pertaining to economies of scale are considered in connection with the approval of the advisory fees that are paid directly by the Portfolios; (5) generally is also less significant to the Trustees’ considerations except in those circumstances in which such attention may be warranted because the comparative fee information considered in connection with factor (6) indicates that the subadvisory fees will materially exceed those normally charged under comparable circumstances.

APPROVAL OF ADVISORY AGREEMENT

At its meeting on December 12-13, 2005, the Board, including all the Independent Trustees, approved an amendment to the Advisory Agreement between the Trust and JHIMS with respect to the New Portfolios.

In approving the amendment to the Advisory Agreement, and with reference to the six factors which it regularly considers, the Board:

1	(a) considered the high value to the Trust of continuing its long rela-
tionship with JHIMS as the Trust’s Adviser, the skills and
competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of subadvisers’ investment performance and compli-
ance programs including its timeliness in responding to
performance issues, and the qualifications of JHIMS’ personnel,
(b) considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund
industry developments,
(c) JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Portfolios and con-
cluded that JHIMS may reasonably be expected to ably perform its services under the Advisory Agreement with respect to the
New Portfolios;
2	(a) in the case of the Bond Index Trust A, reviewed the investment performance of portfolios of the Subadviser that are managed comparably to the Bond Index Trust A as set forth in the chart below; the comparative performance of their respective bench-
marks; and JHIMS’ analysis of such performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to the Bond Index Trust A; and con-
cluded that the portfolios of the Subadviser that are managed comparably to the Bond Index Trust A have performed well or
within a range that the Board deemed competitive, and that JHIMS may reasonably be expected to ably monitor the performance of the Bond Index Trust A and its Subadviser.
(b) since there are no funds managed by the Subadviser that have comparable investment objectives and policies to those of the
Index Allocation Trust, the Board considered the Subadviser’s performance in managing other portfolios in the Trust and
that JHIMS may reasonably be expected to ably monitor the
performance of the Index Allocation Trust and its Subadviser.

3 & 4 (a) with respect to the Bond Index Trust A, considered that, effective
January 1, 2006, the Adviser has agreed to waive its management fee for the
Bond Index Trust A and certain other portfolios of the Trust (the “Participating
Portfolios”) or otherwise reimburse the expenses of those portfolios as follows
(the “Reimbursement”): The Reimbursement shall equal, on an annualized basis,
0.02% of that portion of the aggregate net assets of all the Participating
Portfolios that exceed $50 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to

157

John Hancock Trust

Board of Trustees Approval of the Advisory and Subadvisory Agreements. — continued

APPROVAL OF ADVISORY AGREEMENT, CONTINUED

the daily net assets of each portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust.

5 (a) reviewed the financial statements of JHIMS and John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) and considered (i) an analysis presented by JHIMS regarding the net profitability to Manulife Financial of the pension and variable insurance products for which the Trust serves as the underlying investment medium; and (ii) the representation by each of JHLICO (U.S.A.) and John Hancock Life Insurance Company of New York in their variable product registration statements that the fees and charges deducted under their variable insurance contracts (including the fees and expenses of the Trust), in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by such companies,

(b) reviewed the anticipated profitability of JHIMS’ relationship to the New Portfolios in terms of the fees it expects to receive with respect to the New Portfolios and whether JHIMS has the financial ability to provide a high level of services to the New Portfolios,

(c) considered that JHIMS will derive reputational and other indirect benefits from providing advisory services to the New Portfolios, and

(d) noted that JHIMS will pay the subadvisory fees out of the advisory fees JHIMS receives from the New Portfolios and concluded that the advisory fees to be paid by the New Portfolios will not be unreasonable in light of such information; and

6 reviewed comparative information with respect to the advisory fee rates and concluded that the anticipated advisory fees for the New Portfolios are within the range of those incurred by other comparable funds and that the advisory structure for the New Portfolios is thus competitive within the industry (see the chart below for additional information on advisory fees for the New Portfolios). For information regarding the discussion concerning the waiver of advisory fees see (3) and (4) above.

APPROVAL OF SUBADVISORY AGREEMENT

At its meeting on December 12-13, 2005, the Board, including all the Independent Trustees, approved amendments to the MFC Global Subadvisory Agreement and the Declaration Subadvisory Agreement (the “Amendments”).

In making its determination with reference to these respective factors, the Board reviewed:

(i) information relating to each Subadviser’s business which included information such as: business performance, assets under management, financial stability and personnel;

(ii) in the case of the Bond Index Trust A, investment performance of the Subadviser’s portfolio managed comparably to the applicable New Portfolio and comparative performance information relating to the benchmark;

(iii) in the case of the Index Allocation Trust, investment performance of other portfolios managed by the Subadviser;

(iii) the subadvisory fee for the New Portfolios and comparative fee information; and

(iv) information relating to the nature and scope of Material Relationships and their significance to the Adviser and the Subadvisers.

The Board noted that the Adviser and each Subadviser are under common control of Manulife Financial Corporation. The Board’s decision to approve the Amendments was based on a number of determinations, including the following:

1 Each Subadviser has extensive experience and demonstrated skills as a manager;

2 In the case of the Bond Index Trust A, although not without variation, the current and historical performance of the portfolios of the Subadviser managed comparably to the applicable New Portfolio has been within the range of the current and historical performance these portfolios’ respective benchmark;

3 In the case of the Index Allocation Trust, although not without variation, the current and historical performance of the other Trust portfolios managed by the Subadviser has been within the range of the current and historical performance these portfolios’ respective benchmark;

4 The subadvisory fees are within industry norms (see the chart below for further information on subadvisory fees).

Additional information that the Board considered for the New Portfolios is set forth in the chart below.

Portfolio	Comparable	Estimated Fees and
	Performance as of	Expenses as of
	September 30, 2005	September 30, 2005
—————————————————————————————————————————————————————————————————
Bond	Performance of the Bond	Estimated Advisory fees for
Index A	Index Trust B, which is	this Trust were higher than its
	managed in a style to the	peer group median.
Bond Index Trust A, has
	lagged its benchmark	Estimated Subadvisory fees for
	index over the one,	this Trust were lower than its
	three and five	peer group median.
year periods.
	Performance of the	Estimated Total expenses for
	Bond Index Trust B has	this Trust were higher than its
	outperformed its peer	peer group median.
group average over the
one and five year periods.
Performance of the Bond
Index Trust B has lagged
its peer group average
over the three year period.
Index	This Trust will not	Estimated Advisory fees for
Allocation	become effective until	this Trust were lower than its
	February 2006.	peer group median.
	No comparable	Estimated Total expenses for
	performance information	this Trust were lower than its
	was available.	peer group median.

158

Management of the Trust

Trustees
James M. Oates, Chairman of the Board
Don B. Allen
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McClellan
F. David Rolwing
John D. Richardson

Officers
Keith F. Hartstein, President
John G. Vrysen, Chief Financial Officer
Gordon M. Shone, Treasurer
John D. Danello, Secretary

Investment Adviser
John Hancock Investment Management Services, LLC
Boston, Massachusetts

PRESORTED STD U.S. POSTAGE PAID RANDOLPH, MA PERMIT NO. 75

JHTIA 12/05

John Hancock

John Hancock Trust

Bond Trusts

Annual Report
December 31, 2005
Audited Financial Statements

0206: 1115013

John Hancock Trust President’s Message

January 31, 2006

Dear Fellow Investors:

The following financial statements are for the John Hancock Trust, the mutual fund that serves as the underlying investment vehicle for your variable annuity, variable insurance product or retirement plan. For the twelve months ended December 31, 2005, total net assets of the Trust increased from $35.8 billion to $49.0 billion.

The major market indexes spent most of 2005 in the red, plagued by high gasoline prices and the aftereffects of two major hurricanes, among other factors. Fortunately, the fourth quarter brought some relief for investors, as the U.S. equity markets posted modest gains and closed the year in positive territory. The Dow Jones Industrial Average rallied, gaining +2.1%, but ended the year down –0.6% after coming close to reaching 11,000 twice —in March and November. The S&P 500 ended the quarter up +2.1%, closing the year up slightly at +4.9%, and the technology-heavy NASDAQ rose +1.4% for the year. Returns were generally higher abroad. The MSCI EAFE Index returned +4.2% for the fourth quarter, ending the year up a strong +14.0% and outperforming the U.S. stock market for the third consecutive year. The fourth quarter capped off a mediocre year for fixed income investors, as the Federal Reserve continued its efforts to control inflation, raising the federal funds rate for the 13th time to 4.25% — its highest level since May 2001. The LB Aggregate Bond Index closed the quarter up +0.6%, ending the year with a slight gain of +2.4% . The yield on the 10-year U.S. Treasury note moved higher in the fourth quarter, but ended the year at 4.4%, only slightly higher than it was on January 1, 2005. The bright spot in the fixed income world came from abroad. Emerging market bond funds posted an impressive gain of +11.8% for the year, after returning just +1.5% in the fourth quarter.

At John Hancock, we are committed to the time-tested discipline of buy-and-hold investing. We believe that the multi-manager John Hancock Trust can help you achieve diversification in your portfolio, as it gives you access to a variety of portfolio choices. Each year we restructure the platform with additions and mergers, in order to enhance the offering of portfolios.

We also offer Lifestyle portfolios: fund-of-fund portfolios that offer investment risk management strategies ranging from conservative to aggressive. Increasingly, our clients are turning to these portfolios to help them pursue an asset allocation mix appropriate for their risk tolerance. Our five Lifestyle portfolios not only offer exposure to traditional stocks and bonds, but they also invest in alternative asset classes such as real estate securities, natural resources stocks, international small-cap equities, Treasury Inflation-Protected Securities, and foreign bonds. These asset classes can potentially increase returns as well as reduce volatility.

We urge you to review your financial program regularly with your financial consultant to ensure that it continues to help you meet your goals. Now may be the right time to reevaluate your mix of portfolios and increase diversification among different asset classes.

Thank you for choosing John Hancock. We look forward to continuing to earn your trust as we serve your retirement, insurance, and investment needs.

Sincerely,

Keith F. Hartstein
President John
Hancock Trust

2

John Hancock Trust Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Porfolio’s page #)	4–16
Understanding Your Portfolio’s Expenses	17
Statements of Assets and Liabilities	22
Statements of Operations	25
Statements of Changes in Net Assets	28
Financial Highlights	30
Portfolio of Investments (See below for each Porfolio’s page #)	42–125
Notes to Financial Statements	126
Report of Independent Registered Public Accounting Firm	146
Trustees and Officers Information	147

	Manager’s Commentary &	Portfolio of		Manager’s Commentary &	Portfolio of
Portfolio	Portfolio Performance	Investments	Portfolio	Portfolio Performance	Investments
Active Bond Trust	5	42	Short-Term Bond Trust	11	97
Core Bond Trust	6	57	Strategic Bond Trust	12	101
Global Bond Trust	7	63	Strategic Income Trust	13	111
High Yield Trust	8	71	Total Return Trust	14	113
Investment Quality Bond Trust	9	83	U.S. Government Securities Trust	15	118
Real Return Bond Trust	10	93	U.S. High Yield Bond Trust	16	120

3

John Hancock Trust

Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each Portfolio of the John Hancock Trust (the “Trust”), excluding the Money Market Trust. There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2005. The views expressed are those of the portfolio manager as of December 31, 2005, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversifi-cation is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated.” “Lehman Brothers” is a registered trademark of Lehman Brothers Inc. “Lipper” is a registered trademark of Reuters S.A. None of the Bond Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

4

Active Bond Trust
Subadviser: Declaration Management & Research LLC, Sovereign Asset Management LLC
Portfolio Managers: James E. Shallcross, Peter Farley, Howard C. Greene, CFA, Benjamin A. Matthews and Barry H Evans, CFA

INVESTMENT OBJECTIVE & POLICIES -- To seek income and capital appreciation. The portfolio normally invests at least 80% of its assets in a diversified mix of debt securities and instruments.

Sector Weighting	% of Total

Asset Backed Securities	4.05
Basic Materials	0.78
Communications	3.99
Consumer, Cyclical	1.01
Consumer, Non-cyclical	2.00
Diversified	0.28
Energy	1.92
Financial	12.30
Government	20.07
Industrial	1.22
Mortgage Securities	46.93
Other Services	0.40
Short-term securities	13.85
Technology	0.06
Utilities	3.27
Other Assets & Liabilities	–12.13
Total	100.00

Performance -- For the year 2005, the Active Bond Trust Series NAV returned +2.54%, outperforming the +2.43% return of the Lehman Brothers Aggregate Bond Index.

Declaration Management & Research LLC

Environment --  Interest rates rose across the Treasury curve except for the long bond, which declined in yield. The federal funds rate climbed 2.0 percentage points to 4.25%, as the Federal Reserve continued along its path of measured monetary tightening. As short-term interest rates rose with Fed actions, long-term interest rates unexpectedly fell due to lower than expected inflation expectations and the market’s concern over slower economic growth. The economy grew at a steady pace throughout 2005, despite anxiety over higher energy prices, a slowing housing market and the Gulf Coast hurricanes. The environment was favorable to most fixed-income sectors except for corporate bonds and residential mortgage-backed securities. The major themes in the corporate market were the demise of two major U.S. auto manufacturers and the emergence of leveraged buyout and shareholder-friendly activities. Corporate spreads were mixed as the sector generally widened from auto spillover effects and private equity actions. Mortgages also had a dif-ficult time as the flatter yield curve and rising volatility caused the sector to underperform.

The portfolio benefited most from positive security selection and yield curve positioning, while achieving marginal gains from sector selection. Higher exposure to lower quality bonds, emerging markets, commercial mortgage-backed securities, interest-only securities, asset-backed securities and select issuers and sub-sectors in corporate credit led to outperformance.

Outlook -- The Federal Reserve is expected to move to a neutral stance in the first quarter of 2006. Interest rates will be range-bound unless a breakout of inflation occurs or the economy begins to show signs of slowing too much. The yield curve will remain flat, but should steepen in the second half of the year.

Sovereign Asset Management LLC

Environment -- With considerable liquidity in the global markets, the result of central bank rate cuts over the past years, investors both here and abroad gravitated to U.S. Treasury and corporate bonds for their relatively low-risk returns. Much of the inflow of funds was trade related; as oil went from $30 per barrel to above $60 per barrel those purchases, made in dollars, needed to be invested and they found their way back to the U.S. bond market. The yield on the 10-year U.S. Treasury note ended the year at 4.39%, slightly higher than it was on January 1, 2005. The 30-year Treasury was the top domestic performer with a gain of 8.86% for the year. Emerging market bonds led the global charts with a gain of 12.27% for the year.

Security selection of investment grade and high yield corporate bonds helped relative performance. The portfolio’s barbelled term-structure position aided relative performance, as the yield curve flattened.

Outlook -- Within the investment grade sector we are focusing on “ratings sensitive” and regulated industries such as the broad financial sector and utilities. We remain overweight mortgage-backed securities as values are attractive relative to other sectors. Short-term floating rate notes will retain value as solid relative performers as we progress through the final stages of the tightening cycle. As a result of the recent interest rate rise, we have extended to a duration neutral position versus our benchmark.

PERFORMANCE TABLE[1]						Cumulative Total Return

				Since	Since[2]			Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception	4/29/05	5-year	10-year	inception

Active Bond Trust Series I3 (began 4/29/05)	2.54%	5.69%	6.00%	—	2.31%	31.88%	79.03%	—
Active Bond Trust Series II3 (began 4/29/05)	2.44%	5.67%	5.99%	—	2.15%	31.75%	78.84%	—
Active Bond Trust Series NAV[4] (began 3/29/86)	2.54%	5.69%	6.00%	—	2.31%	31.88%	79.03%	—
Lehman Brothers Aggregate Bond Index[5]	2.43%	5.87%	6.16%	—	2.32%	33.03%	81.89%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Current subadvisers have managed the portfolio since April 29, 2005. The current subadvisers have managed a portion of the portfolio since its inception.

3 The Series I and Series II shares of the Active Bond Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

4 The Series NAV shares of the Active Bond Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Active Bond Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. These Shares were first issued on March 29, 1986.

5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

5

Core Bond Trust Subadviser: Wells Capital Management, Inc. Portfolio Managers: William Stevens and Marie Chandoha

INVESTMENT OBJECTIVE & POLICIES -- To seek total return consisting of income and capital appreciation. The portfolio invests, under normal market conditions, in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment-grade debt securities. Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.

Sector Weighting	% of Total

Asset Backed Securities	11.59
Basic Materials	0.22
Communications	2.61
Consumer, Cyclical	0.37
Consumer, Non-cyclical	0.77
Energy	2.06
Financial	8.68
Government	25.49
Industrial	0.26
Mortgage Securities	57.44
Short-term securities	2.70
Utilities	0.96
Other Assets & Liabilities	–13.15
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance -- For the period from its inception to year-end 2005, the Core Bond Trust Series I returned +1.12%, underperforming the +1.55% return of the Lehman Aggregate Bond Index.

Environment -- Since May 2005, the U.S. economy has weathered hurricanes, energy shocks and other imbalances with remarkable resilience. Despite the 150 basis point increase in the federal funds rate, the bond market posted positive returns for the period. Consistent with our strategy, security selection was the primary driver of performance. Our overweights to commercial mortgage-backed securities and asset-backed securities added modestly to performance. In the mortgage sector, we performed some well-timed relative value trades in the collateralized mortgage obligations (CMO) sector that contributed to our returns. Volatility in the markets was lower than average, limiting our opportunities to add value through relative value trades or finding other dislocations.

At year-end, the portfolio’s duration was slightly shorter than that of the Lehman Aggregate Bond Index. Yield curve positioning was close to the benchmark. Our almost neutral positioning in corporate bonds reflects our caution heading into 2006. Our largest overweights remain in insurance, REITs and energy. We remain overweight commercial mortgage-backed securities and asset-backed securities, sectors that we believe offer relative value versus the agency sector.

Outlook --  In 2006, we believe the Federal Reserve will approach the end of its tightening cycle. We expect this will lead to increased volatility, and we have positioned the Trust to take advantage of this scenario. We expect corporate profitability to slow, but we remain positive. Leveraged buyout risk still looms large, particularly in industrials. We continue to focus our efforts on finding good relative value opportunities through our bottom-up research.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	Inception

Core Bond Trust Series I (began 4/29/05)	—	—	—	—	—	—	—	1.12%
Core Bond Trust Series II (began 4/29/05)	—	—	—	—	—	—	—	0.88%
Core Bond Trust Series NAV (began 4/29/05)	—	—	—	—	—	—	—	0.96%
Lehman Brothers Aggregate Bond Index[2]	—	—	—	—	—	—	—	1.55%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

6

Global Bond Trust

Subadviser: Pacific Investment Management Company
Portfolio Managers: Michael R. Asay and Sudi Mariappa

INVESTMENT OBJECTIVE & POLICIES -- To seek maximum total return consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of the portfolio’s net assets in fixed income securities. These fixed income securities include fixed income securities denominated in major foreign currencies and in U.S. dollars. The portfolio may also invest in baskets of foreign currencies (such as the euro), and the U.S. dollar.

Sector Weighting	% of Total

Asset Backed Securities	1.38
Basic Materials	0.03
Communications	0.88
Consumer, Cyclical	1.05
Consumer, Non-cyclical	0.28
Energy	0.06
Financial	14.58
Funds	0.02
Government	61.59
Industrial	0.46
Mortgage Securities	39.02
Short-term securities	2.12
Utilities	0.50
Other Assets & Liabilities	–21.97
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance --  For the year 2005, the Global Bond Trust Series I returned –6.66%, underperforming the –6.17% return of the J.P. Morgan Global (Unhedged) Bond Index.

Environment -- Global growth proved resilient in 2005, as U.S. consumption stayed firm, Japanese growth gathered momentum and the Asian region remained vibrant. The rising global economic tide even lifted recovery hopes for the Euroland region. Despite sharply higher commodity prices, core infla-tion remained contained and investors gained confidence in the ability of central banks to manage inflationary pressures, which underpinned global fixed income returns in 2005. The recycling of massive U.S. current account deficits by Asian central banks persisted, and oil exporters augmented this demand by channeling some of their windfall into global bond markets.

For all of 2005, developed global bonds performed unexpectedly well, navigating the headwinds of tighter monetary policy and concerns that higher energy prices would fuel inflationary pressures. Below index duration in the U.S. was positive for performance, as interest rates rose, although a short-to-intermediate curve exposure was negative. An overweight to Euroland duration was positive for the year, as Euroland bonds outperformed their U.S. Treasury counterparts amid sluggish growth and benign inflation. U.K. exposure was positive for performance, as the Bank of England cut rates in response to subdued economic momentum, notably in the household sector. An underweight to Canada was a negative, as these bonds performed well during the year despite strong domestic demand and three rate hikes from the Bank of Canada. An underweight to Japan was positive, as economic activity remained firm due to stronger domestic demand. In the U.S. an emphasis on mortgage-backed securities was negative, as this sector underperformed like-duration Treasuries for the year as yield premiums widened with a flat yield curve diminishing investor demand for mortgages. A modest corporate bond exposure was negative, as this sector lagged Treasuries of similar duration for the year. Emerging markets were positive, as fundamentals such as trade surpluses and currency reserves continued to improve. Currency exposure to the Yen and Euro currencies was negative, as the dollar gained due to relative economic strength and widening interest rate differentials.

Outlook -- Global growth is expected to slow in 2006 as tighter monetary policies and higher energy prices squeeze the purchasing power of households globally. The U.S. economy is tied to its soaring property market, and a slowdown in housing will curtail growth. Euroland growth will pick up but remain unremarkable. Japan’s recovery is well advanced but is dependent on the strength of domestic demand. We anticipate that the U.S. dollar will weaken as the economy slows and the Federal Reserve ends its tightening process.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception	5/1/99	5-year	10-year	inception

Global Bond Trust Series I (began 3/18/88)	–6.66%	7.50%	5.48%	—	3.41%	43.57%	70.57%	—
Global Bond Trust Series II3 (began 1/28/02)	–6.77%	7.38%	5.43%	—	3.32%	42.78%	69.64%	—
Global Bond Trust Series III[4] (began 9/5/03)	–6.93%	7.37%	5.42%	—	3.34%	42.72%	69.56%	—
Global Bond Trust Series NAV[5] (began 2/28/05)	–6.56%	7.52%	5.50%	—	3.41%	43.81%	70.86%	—
JP Morgan Global (Unhedged) Bond Index[6]	–6.17%	6.98%	5.21%	—	5.36%	40.10%	66.13%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadvisers assignment became effective May 1,1999.
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
5 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
6 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

7

High Yield Trust

Subadviser: Salomon Brothers Asset Management Inc

Portfolio Manager: Peter J. Wilby, Beth Semmel, Thomas Flanagan and James Craige

INVESTMENT OBJECTIVE & POLICIES -- To realize an above-average total return over a complete market cycle of three to five years, consistent with reasonable risk. The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield securities issed by U.S. and foreign corporations, including corporate bonds, preferred stocks, U.S. Government securities, foreign government securities, mortgage-backed securities, loan assignments or participations and convertible securities.

Sector Weighting	% of Total

Basic Materials	6.97
Communications	16.87
Consumer, Cyclical	15.64
Consumer, Non-cyclical	9.92
Diversified	0.55
Energy	8.59
Financial	9.13
Government	9.67
Industrial	7.08
Other Services	0.13
Short-term securities	8.60
Technology	1.58
Utilities	3.98
Other Assets & Liabilities	1.29
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance -- For the year 2005, the High Yield Trust Series I returned +3.70%, outperforming the +2.07% return of the Citigroup High Yield Index.

Environment -- Markets turned down through the spring as rising oil prices, weak equity markets and hawkish comments from the Federal Reserve regarding inflation spooked investors. Negative auto sector headlines also contributed to the gloomy tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors and Ford Motor Co., causing spreads to widen dramatically across fixed-income credit markets. By mid-May, markets began to recover. Improving technicals, better overall demand and the relative absence of further negative headlines buoyed markets through July.

However, markets turned down again late in the year amid renewed volatility in the auto sector, stronger inflation, high energy prices and fears of an economic slowdown. Rising interest rates and worsening investor sentiment on the back of increased risk aversion largely offset surprisingly resilient economic data. High-yield bonds continued to offer competitive yields relative to U. S. Treasury notes. Emerging markets debt returned 11.86% for the year, as represented by the J.P. Morgan Emerging Markets Bond Index Plus. We believe strong country fundamentals, resurgent commodity prices and positive market technicals offset the downward pressure exerted by eight increases in the federal funds rate throughout 2005 and credit contagion from the Auto sector in the spring.

The portfolio benefited from its underweights to Automotive and Airlines and positive security selection in Utilities, Cable & Media and CCC-rated and below securities. However, in aggregate, our security selection detracted from performance, with negative attribution in Automotive, Containers and Building Products. Our sector underweight to Telecommunications also detracted from performance. Our strategic exposure to emerging markets debt through most of the year contributed substantially to performance, as emerging markets debt outperformed all other broad fixed income asset classes.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since			Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception	5/1/03[2]	5-year	10-year	inception

High Yield Trust Series I (began 1/1/97)	3.70%	4.76%	—	4.11%	10.02%	26.16%	—	43.65%
High Yield Trust Series II3 (began 1/28/02)	3.56%	4.62%	—	4.03%	9.73%	25.35%	—	42.73%
High Yield Trust Series III[4] (began 9/5/03)	3.36%	4.65%	—	4.05%	9.77%	25.50%	—	42.90%
High Yield Trust Series NAV[5] (began 2/28/05)	3.87%	4.79%	—	4.13%	10.05%	26.37%	—	43.89%
Citigroup High Yield Index[6]	2.07%	8.93%	—	6.25%	9.68%	53.37%	—	72.59%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Current subadvisers assignment became effective May 1, 2003
3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
5 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
6 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

8

Investment Quality Bond Trust

Subadviser: Wellington Management Company, LLP
Portfolio Manager: Thomas L. Pappas

INVESTMENT OBJECTIVE & POLICIES -- To achieve a high level of current income consistent with the maintenance of principal and liquidity by investing, under normal market conditions, at least 80% of the portfolio’s net assets in investment grade bonds. The portfolio will invest primarily in corporate bonds and U.S. government bonds with intermediate to longer-term maturities.

Sector Weighting	% of Total

Asset Backed Securities	5.12
Basic Materials	1.87
Communications	6.29
Consumer, Cyclical	3.41
Consumer, Non-cyclical	3.79
Diversified	0.33
Energy	2.44
Financial	23.86
Government	21.48
Industrial	1.46
Mortgage Securities	20.52
Short-term securities	3.27
Technology	0.24
Utilities	4.59
Other Assets & Liabilities	1.33
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance -- For the year 2005, the Investment Quality Bond Trust Series I returned +2.26%, underperforming the +2.30% return of the Combined Index.

Environment -- The Federal Reserve maintained measured rate increases to the federal funds target rate throughout 2005. The eight Federal Reserve rate hikes during 2005 brought the federal funds rate to 4.25%, up 2.0 percentage points, despite mixed economic news and the devastating impact of Hurricanes Katrina and Rita. Energy prices, which were already moving higher before the hurricanes, rose to historically high levels as oil production and refining capacity fell in the wake of the storms. The yield curve continued to flatten as the spread between the 10- and the 2-year Treasuries declined to 0.03% at year-end.

In 2005, performance was primarily driven by our shorter duration posture as rates increased throughout the year, by our opportunistic allocation to TIPS versus nominal Treasuries of similar duration, and by positive security selection within our allocation to investment-grade corporate bonds.

Outlook --  The U.S. economic expansion remains on track thanks to good employment, wage growth and business investment. We believe these factors currently outweigh the negative effects of high energy prices and rising short-term rates. We expect that as the economy continues to grow, inflation will likely exceed market expectations. As such, we continue to hold an opportunistic allocation to TIPS. We remain negative on mortgage pass-through securities due to concerns about increasing interest rate volatility and lower mortgage demand. We remain modestly overweight in investment grade credits while we have essentially eliminated our high yield exposure due to poor relative valuations.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Investment Quality Bond Trust Series I (began 6/18/85)	2.26%	6.30%	5.97%	—	—	35.73%	78.52%	—
Investment Quality Bond Trust Series II2 (began 1/28/02)	2.03%	6.18%	5.91%	—	—	34.99%	77.55%	—
Investment Quality Bond Trust Series III[3] (began 9/5/03)	1.75%	6.15%	5.89%	—	—	34.77%	77.25%	—
Investment Quality Bond Trust Series NAV[4] (began 2/28/05)	2.38%	6.33%	5.98%	—	—	35.89%	78.73%	—
Lehman Brothers Aggregate Bond Index[5]	2.43%	5.87%	6.16%	—	—	33.03%	81.89%	—
Combined Index[5,6]	2.30%	6.26%	6.20%	—	—	35.44%	82.57%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
6 The Combined Index is comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Credit Bond Index.

Real Return Bond Trust Subadviser: Pacific Investment Management Company Portfolio Manager: John B. Brynjolfsson

INVESTMENT OBJECTIVE & POLICIES -- To seek maximum real return, consistent with preservation of real capital and prudent investment management. The portfolio seeks to achieve its objective by investing under normal circumstances, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

Sector Weighting	% of Total

Asset Backed Securities	7.50
Basic Materials	0.14
Consumer, Cyclical	4.45
Consumer, Non-cyclical	0.17
Finance and Insurance	0.06
Financial	23.59
Government	104.63
Mortgage Securities	14.50
Short-term securities	37.95
Technology	2.70
Utilities	5.39
Other Assets & Liabilities	–101.08
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance -- For the year 2005, the Real Return Bond Trust Series I returned +1.44%, underperforming the +2.77% return of the Lehman Brothers Global Real U.S. TIPS Index.

Environment --  Bonds gained ground in 2005, leaning against the headwinds of 2.0 percentage points of Federal Reserve tightening and concern that higher energy prices would fuel inflation pressure. Ten-year real yields ended the year at 2.08 percent, 0.05 percentage points lower for the year. Market expectations of continued Federal Reserve interest rate tightening drove short-term real rates higher and helped produce a significant flattening of the real yield curve. The difference in yield between two- and 10-year TIPS increased from a 1.43 percentage point carry at the start of 2005 to a 0.72 percentage point inversion by year end.

Prudent diversification and active management protected the portfolio in a volatile market. The portfolio benefited from tactical adjustments and holdings in non-Index securities, such as corporates, emerging markets and non U.S. holdings with an emphasis on European bonds. Above-benchmark duration from TIPs during the period was positive for returns as U.S. real yields fell in general. An emphasis on shorter maturity TIPS was negative for performance as yields on these securities rose more than yields on longer-term TIPS. Exposure to non-US inflation linked bonds was an additional positive for performance as real yields fell across the globe. A small allocation to corporate bonds also added value as their relatively higher coupons mitigated the impact of rising interest rates. Exposure to mortgage-backed securities was negative for returns, as this sector underperformed Treasuries of similar duration. Emerging markets bonds benefited from improving economic fundamentals and continued credit quality upgrades, and the portfolio’s allocation to these securities was positive for performance.

Outlook -- The U.S. economy should grow more slowly over the next year as the housing market cools and consumer spending grows more in line with incomes. The Federal Reserve should stop tightening early in 2006; yields on 1-5 year Treasuries may fall by up to a full percentage point this year as markets anticipate the start of Fed easing. Inflation should be well contained. More importantly, the long-run economic trend of an expanding global labor supply will put downward pressure on the price of labor. We will continue to take moderate risks across a variety of strategies that are expected to add value in a slowing U.S. economy. Exposures will focus mainly on the U.S., where we see better value.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Real Return Bond Trust Series I (began 5/5/03)	1.44%	—	—	5.75%	—	—	—	16.03%
Real Return Bond Trust Series II (began 5/5/03)	1.21%	—	—	5.51%	—	—	—	15.33%
Real Return Bond Trust Series III[2] (began 9/5/03)	1.00%	—	—	5.47%	—	—	—	15.19%
Real Return Bond Trust Series NAV[3] (began 2/28/05)	1.44%	—	—	5.76%	—	—	—	16.04%
Lehman Brothers Global Real U.S. TIPS Index[4]	2.77%	—	—	6.32%	—	—	—	17.79%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
3 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

10

Short-Term Bond Trust Subadviser: Declaration Management & Research LLC Portfolio Managers: James E. Shallcross and Peter Farley

INVESTMENT OBJECTIVE & POLICIES -- To seek income and capital appreciation. The portfolio normally invests at least 80% of its assets in a diversified mix of debt securities and instruments.

Sector Weighting	% of Total

Asset Backed Securities	8.91
Communications	5.57
Consumer, Cyclical	4.14
Consumer, Non-cyclical	1.79
Energy	3.78
Financial	19.09
Government	4.76
Industrial	1.05
Mortgage Securities	45.06
Other Services	9.18
Utilities	5.39
Other Assets & Liabilities	–8.72
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance -- For the year 2005, the Short Term Bond Fund Series NAV returned +2.07%, outperforming the +1.81% return of the Lehman Brothers 1-3 Year Aggregate Index.

Environment -- Interest rates rose across the Treasury curve except for the long bond, which declined in yield. The federal funds rate climbed 2.0 percentage points to 4.25%, as the Federal Reserve continued along its path of measured monetary tightening. As short-term interest rates rose with Fed actions, long-term interest rates unexpectedly fell due to lower than expected inflation expectations and the market’s concern over slower economic growth. The economy grew at a steady pace throughout 2005, despite anxiety over higher energy prices, a slowing housing market and the Gulf Coast hurricanes. The environment was favorable to most fixed-income sectors except for corporate bonds and residential mortgage-backed securities. The major themes in the corporate market were the demise of two major U.S. auto manufacturers and the emergence of leveraged buyout and shareholder-friendly activities. Corporate spreads were mixed as the sector generally widened from auto spillover effects and private equity actions. Mortgages also had a difficult time as the flatter yield curve and rising volatility caused the sector to underperform.

The portfolio benefited most from positive security selection and yield curve positioning, while achieving marginal gains from sector selection. Higher exposure to lower quality bonds, emerging markets, commercial mortgage-backed securities, interest-only securities, asset-backed securities and select issuers and sub-sectors in corporate credit led to outperformance.

Outlook -- The Fed is expected to move to a neutral stance in the first quarter of 2006. Interest rates will be range-bound unless a breakout of inflation occurs or the economy begins to show signs of slowing too much. The yield curve will remain flat, but should steepen in the second half of the year.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-Year	5-Year	10-Year	inception		5-Year	10-Year	inception

Short-Term Bond Trust Series NAV[2] (began 5/1/94)	2.07%	3.97%	4.65%	—	—	21.51%	57.60%	—
Lehman Brothers 1-3 Year Aggregate Index[3,5]	1.81%	4.00%	N/A	—	—	21.67%	N/A	—
Combined Index[3,4]	1.81%	4.04%	5.02%	—	—	21.88%	63.82%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 The Series NAV shares of the Short-Term Bond Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Short-Term Bond Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April
29, 2005 reflects the actual performance of the sole class of shares of the JHVST Short-Term Bond Fund, the Trust’s predecessor. These shares were first issued May 1, 1994.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
4 The Combined Index represents the Merrill Lynch 1-5 Year Government Bond Index from May 1994 to April 1998; 65% Lehman Brothers 1-3 Year Credit Bond Index, 35% Lehman
Brothers 1-3 Year Government Bond Index from May 1998 to April 2002, and now Lehman Brothers Aggregate Bond Index from May 2002 and thereafter.
5 Lehman Brothers 1-3 Year Aggregate Index inception date is 7/31/1997. The 10 year performance is not available.

11

Strategic Bond Trust Subadviser: Salomon Brothers Asset Management Inc Portfolio Managers: Roger M. Lavan, David J. Scott and Peter J. Wilby

INVESTMENT OBJECTIVE & POLICIES -- To achieve a high level of total return consistent with preservation of capital by investing at least 80% of the portfolio’s net assets in fixed income securities. These investments can be among five segments of the fixed income market: (i) United States government obligations, (ii) investment-grade domestic corporate fixed income securities, (iii) high yield, high risk corporate fixed income securities (commonly called “junk bonds”), (iv) mortgage-backed and asset-backed securities and (v) investment-grade and high yield international fixed income securities. SaBAM will determine the amount of assets to be allocated to each type of security based on its assessment of the maximum level of total return that can be achieved from investment in these securities without incurring undue risks to principal value. In pursuing its objective, the portfolio may invest without limitation in high yield, high risk securities.

Sector Weighting	% of Total

Asset Backed Securities	2.35
Basic Materials	1.32
Communications	5.93
Consumer, Cyclical	3.25
Consumer, Non-cyclical	3.26
Diversified	0.12
Energy	2.74
Finance and Insurance	0.04
Financial	27.56
Funds	2.58
Government	22.36
Industrial	2.41
Mortgage Securities	40.80
Other Services	0.07
Short-term securities	21.49
Technology	0.29
Utilities	1.59
Other Assets & Liabilities	–38.16
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance --  For the year 2005, the Strategic Bond Trust Series I returned +2.70%, outperforming the +2.43% return of the Lehman Brothers Aggregate Bond Index.

Environment -- The markets were primarily driven by Federal Reserve activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina. The Fed’s eight quarter-point hikes brought the federal funds rate to 4.25% . This exerted pressure on short-term bond yields, driving two-year yields up about 1.34% . However, yields on the long bond declined 0.29% . This resulted in extensive yield curve flattening and, near year end, a brief yield curve inversion as two-year U.S. Treasury yields broke above 10-year yields.

Economic growth remained resilient overall, but slowing global growth, broadly rising inflation and higher oil prices restrained economic activity. U.S. economic growth declined to 3.8% in the first quarter of 2005 and 3.4% growth in the second quarter. While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by a massive fis-cal stimulus injected into the Gulf region in the wake of the Gulf Coast hurricanes. Core inflation remained moderate throughout the year, despite pressures from higher energy prices.

The high yield market, as represented by the Citigroup High Yield Market Index returned 2.08% . Over the year, rising interest rates and worsening investor sentiment on the back of increased risk aversion largely offset surprisingly resilient economic data. Emerging markets debt returned 11.86% in 2005, as represented by the J.P. Morgan Emerging Markets Bond Index Plus. We believe strong country fundamentals, resurgent commodity prices and positive market conditions offset the downward pressure exerted by the federal funds rate hikes and credit contagion from the Auto sector in the volatile spring of 2005.

The portfolio’s allocation to higher-yielding bonds, specifically emerging markets debt, once again ben-efited portfolio performance, as emerging debt was the best performer among broad fixed income asset classes. However, we reduced our overall exposure to emerging markets debt by period end on a relative valuation basis as spreads reached all-time high. We reallocated assets into mortgage-backed securities and U.S. Treasuries late in the year. We increased our duration position during the year to slightly overweight versus the benchmark. We believe this more neutral stance will benefit the portfolio as the Fed nears the end of its rate tightening cycle, which should allow possible yield advantage during a period of expected low volatility.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Strategic Bond Trust Series I (began 2/19/93)	2.70%	7.48%	7.34%	—	—	43.44%	103.04%	—
Strategic Bond Trust Series II2 (began 1/28/02)	2.44%	7.32%	7.26%	—	—	42.34%	101.49%	—
Strategic Bond Trust Series III[3] (began 9/5/03)	2.37%	7.35%	7.27%	—	—	42.56%	101.79%	—
Strategic Bond Trust Series NAV[4] (began 2/28/05)	2.76%	7.49%	7.35%	—	—	43.52%	103.15%	—
Lehman Brothers Aggregate Bond Index[5]	2.43%	5.87%	6.16%	—	—	33.03%	81.89%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

12

Strategic Income Trust Subadviser: Sovereign Asset Management LLC Portfolio Managers: Frederick L. Cavanaugh Jr., Daniel Samuel Janis and John Iles

INVESTMENT OBJECTIVE & POLICIES -- To seek a high level of income. The portfolio invests, under normal market conditions, primarily in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and U.S. high yield bonds.

Sector Weighting	% of Total

Basic Materials	1.61
Communications	4.79
Consumer, Cyclical	3.00
Consumer, Non-cyclical	0.13
Energy	1.64
Financial	4.81
Government	60.09
Industrial	5.05
Other Services	3.46
Short-term securities	17.34
Other Assets & Liabilities	–1.92
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance -- For the year 2005, the Strategic Income Trust Series I returned +2.13%, underper-forming the +2.43% return of the Lehman Brothers Aggregate Bond Index.

Environment -- U.S. Treasury bonds eked out positive returns although they came under pressure as interest rates rose and inflation concerns grew. In local currency terms, most other developed market government bonds finished the year higher, although they posted losses when translated into U.S. dollar terms as that currency gained strength. Emerging market bonds generated strong gains, thanks to robust investor demand for high-yielding securities and the perceived improvement in the fiscal, political and economic situations in many countries. Rising interest rates and the potential for slowing economic conditions fanned fears of deteriorating creditworthiness in the High Yield segment. High-yield bonds did well relative to the LB Aggregate but failed to keep up with the previous two years of strong results.

Our best performer was our stake in long-term Canadian bonds, which benefited from the strengthening Canadian dollar as well as a rise in the bonds’ prices. Their gains more than offset the underperformance of our short-term Canadian government bonds, which lagged due to rising interest rates. We also benefited from good security selection in our high yield allocation.

Outlook -- We’re comfortable with our current sector allocation, emphasizing non-dollar denominated foreign government bonds while allocating less to U.S. government securities and high-yield bonds. We also believe that U.S. economic growth will weaken, and won’t be strong enough to provide adequate support for the tight spreads and high valuations of high yield bonds. We’re likely to sidestep these sectors until spreads widen and valuations return to more attractive levels.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Strategic Income Trust Series I (began 5/3/04)	2.13%	—	—	6.62%	—	—	—	11.25%
Strategic Income Trust Series II (began 5/3/04)	1.92%	—	—	6.45%	—	—	—	10.96%
Strategic Income Trust Series NAV[2] (began 4/29/05)	2.19%	—	—	6.66%	—	—	—	11.31%
Lehman Brothers Aggregate Bond Index[3]	2.43%	—	—	4.07%	—	—	—	6.89%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

13

Total Return Trust Subadviser: Pacific Investment Management Company Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES -- To seek to achieve maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a 3- to 6-year time frame based on PIMCO’s forecast for interest rates.

Sector Weighting	% of Total

Asset Backed Securities	1.27
Communications	0.45
Consumer, Cyclical	5.63
Consumer, Non-cyclical	0.01
Energy	0.91
Financial	23.91
Government	8.50
Mortgage Securities	57.99
Short-term securities	10.16
Utilities	1.20
Other Assets & Liabilities	–10.03
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance -- For the year 2005, the Total Return Trust Series I returned +2.40%, underper-forming the +2.43% return of the Lehman Brothers Aggregate Bond Index.

Environment --  Bonds gained ground in 2005, leaning against the headwinds of 2.0 percentage points of Federal Reserve tightening and concern that higher energy prices would fuel inflation. The benchmark 10-year Treasury yield ended the year at 4.40%, 0.17% higher for the year. Bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle.

Broad diversification helped the portfolio’s returns for all of 2005 amid a challenging environment. Emerging market credits and bonds of developed countries outside the U.S. were the best performing fixed-income sectors. Above-index duration detracted from performance as interest rates rose during the year. An overweight to shorter maturities hurt returns, as the yield curve continued to flatten as short rates rose. Mortgage security selection helped returns, which eased the negative impact of a sector overweight as mortgages lagged like-duration Treasuries. An underweight to corporates was positive, as they trailed Treasuries. Municipal securities also helped returns, as they usually perform well as rates rise.

Outlook -- The U.S. economy should grow more slowly over the next year as the housing market cools and consumer spending grows more in line with incomes. The Federal Reserve should stop tightening early in 2006; yields on 1-5 year Treasuries may fall by up to a full percentage point this year as markets anticipate the start of Fed easing. Inflation should be well contained. More importantly, the long-run economic trend of an expanding global labor supply (in China, India and Brazil, for example) will put downward pressure on the price of labor. We will continue to take moderate risks across a variety of strategies that are expected to add value in a slowing U.S. economy. Exposures will focus mainly on the U.S., where we see better value.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Total Return Trust Series I (began 5/1/99)	2.40%	6.00%	—	5.94%	—	33.84%	—	46.90%
Total Return Trust Series II2 (began 1/28/02)	2.25%	5.88%	—	5.84%	—	33.06%	—	46.04%
Total Return Trust Series III[3] (began 9/5/03)	2.04%	5.85%	—	5.82%	—	32.89%	—	45.85%
Total Return Trust Series NAV[4] (began 2/28/05)	2.49%	6.02%	—	5.95%	—	33.96%	—	47.03%
Lehman Brothers Aggregate Bond Index[5]	2.43%	5.87%	—	6.01%	—	33.03%	—	47.54%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

14

U.S. Government Securities Trust Subadviser: Salomon Brothers Asset Management Inc Portfolio Manager: Roger M. Lavan

INVESTMENT OBJECTIVE & POLICIES -- To achieve a high level of current income consistent with the preservation of capital and maintenance of liquidity. The portfolio invests a substantial portion of its assts in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities.

Sector Weighting	% of Total

Government	80.81
Mortgage Securities	80.08
Short-term securities	7.60
Other Assets & Liabilities	–68.49
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance -- For the year 2005, the U.S. Government Securities Trust Series I returned +1.58%, in line with the +1.57% return of the Citigroup 1-10 Year Treasury Bond Index.

Environment -- The markets were primarily driven by Federal Reserve activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina. The Fed’s eight quarter-point hikes brought the federal funds rate to 4.25% . This exerted pressure on short-term bond yields, driving two-year yields up about 1.34% . However, yields on the long bond declined 0.29% . This resulted in extensive yield curve flattening and, near year-end, a brief yield curve inversion as two-year U.S. Treasury yields broke above 10-year yields.

Economic growth remained resilient overall, but slowing global growth, broadly rising inflation and higher oil prices restrained economic activity. U.S. economic growth declined to 3.8% in the first quarter of 2005 and 3.4% growth in the second quarter. While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by a massive fis-cal stimulus injected into the Gulf region in the wake of the Gulf Coast hurricanes. Core inflation remained moderate throughout the year, despite pressures from higher energy prices.

Positive performance is attributed primarily to our asset allocation and duration positioning. We managed our exposure to mortgage-backed securities carefully throughout the year, starting the period slightly underweight and gradually decreasing exposure during the volatile first half of 2005. However, we began buying mortgages later in the year, as the asset class cheapened, 10-year U.S. Treasury yields became more range-bound and relative value improved versus U.S. Treasuries.

We also increased our duration position during the year, bringing duration to slightly overweight versus the benchmark. We believe this more neutral stance will benefit the portfolio as the Fed nears the end of its current rate tightening cycle, which should allow possible yield advantage during a period of expected low volatility. We also slightly extended our yield curve positioning versus the benchmark from the beginning of the period.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

U.S. Government Securities Trust Series I (began 3/18/88)	1.58%	4.21%	5.06%	—	—	22.89%	63.86%	—
U.S. Government Securities Trust Series II2 (began 1/28/02)	1.45%	4.10%	5.01%	—	—	22.26%	63.02%	—
U.S. Government Securities Trust Series III[3] (began 9/5/03)	1.24%	4.09%	5.00%	—	—	22.19%	62.92%	—
U.S. Government Securities Trust Series NAV[4] (began 2/28/05)	1.60%	4.21%	5.06%	—	—	22.92%	63.90%	—
Citigroup 1-10 Year Treasury Index[5]	1.57%	4.54%	5.35%	—		24.87%	68.37%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3 Series III shares were first offered September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series III shares have higher expenses than Series I shares. Had the performance for periods prior to September 5, 2003 reflected Series III expenses, performance would be lower. Total return would have been lower had operating expenses not been reduced.
4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

15

U.S. High Yield Bond Trust Subadviser: Wells Capital Management, Inc. Portfolio Managers: Roger Wittlin and Phil Susser

INVESTMENT OBJECTIVE & POLICIES -- To seek total return with a high level of current income. The portfolio invests, under normal market conditions, primarily in below investment-grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Sector Weighting	% of Total

Basic Materials	2.74
Communications	23.95
Consumer, Cyclical	16.63
Consumer, Non-cyclical	13.04
Energy	7.11
Financial	15.61
Industrial	9.12
Short-term securities	6.99
Technology	3.16
Utilities	0.12
Other Assets & Liabilities	1.53
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance -- For the period from its inception in May 2005 to year-end 2005, the U.S. High Yield Bond Trust Series NAV returned +4.16%, underper-forming the +5.41% return of the Merrill Lynch High Yield Master II Constrained Index over the same time period.

Environment --  In spite of a flattening interest rate curve, long-dated interest rates rose in the period since May, putting pressure on all fixed-income securities. However, high yield performed strongly following significant weakness in March and April of 2005. Spreads had widened considerably up to May, driven by the auto sector and investor concern over the downgrade of General Motors to high yield status. Since May, the high yield market absorbed rising interest rates and instead reacted to the strong economy, low overall default rates and renewed interest in credit products. As a result, high yield credit spreads narrowed by about 50 basis points. The Trust was overweighted to the Telecommunications and Services sectors and underweight Utilities and Chemicals. It was generally positioned less riskily than the broader market by holding fewer CCC-rated bonds and a higher percentage of senior secured issues.

Outlook -- The outlook for high yield bonds is mixed. The fundamental background remains favorable, however, a number of factors bear watching, including interest rate uncertainty, continued weakness in the auto sector, shareholder-friendly actions and/or leveraged buyout-related issuance that could increase overall leverage in the market. The portfolio positioning is geared with those risks in mind.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

U.S. High Yield Bond Trust Series I (began 4/29/05)	—	—	—	—	—	—	—	4.08%
U.S. High Yield Bond Trust Series II (began 4/29/05)	—	—	—	—	—	—	—	4.00%
U.S. High Yield Bond Trust Series NAV (began 4/29/05)	—	—	—	—	—	—	—	4.16%
Merrill Lynch High Yield Master II Constrained Index[2]	—	—	—	—	—	—	—	5.41%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

16

John Hancock Trust
Understanding your portfolio’s expenses

As a John Hancock Trust mutual fund investor, you pay ongoing expenses, such as management fees; distribution fees (12b-1), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first table for each Portfolio shows the actual account values and actual Portfolio expenses you would have paid on a $1,000 investment in the Portfolio held from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be at the close of the period, assuming actual Portfolio returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the “Expenses Paid During Period” row as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second table for each Portfolio provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second table for each portfolio is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and insurance-related charged were included, your costs would have been higher.

Expense and Value of a $1,000 Investment

Active Bond

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	999.30	998.20	999.30
Expenses Paid During Period*	3.80	4.80	3.60

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,021.40	1,020.40	1,021.60
Expenses Paid During Period*	3.84	4.85	3.64

Annualized Expense Ratios	Series I	Series II	Series NAV
	0.74%	0.95%	0.72%
Core Bond

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	995.30	993.70	994.50
Expenses Paid During Period*	4.79	5.58	4.09

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.40	1,019.60	1,021.10
Expenses Paid During Period*	4.85	5.65	4.14

Annualized Expense Ratios	Series I	Series II	Series NAV
	0.96%	1.12%	0.81%

17

John Hancock Trust
Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Global Bond

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	969.60	968.90	968.10	970.20
Expenses Paid During Period*	4.43	5.41	6.10	4.04

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.70	1,019.70	1,019.00	1,021.10
Expenses Paid During Period*	4.55	5.55	6.26	4.14

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.88%	1.10%	1.24%	0.82%
High Yield

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,024.80	1,023.70	1,022.90	1,024.90
Expenses Paid During Period*	3.95	4.96	5.77	3.75

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,021.30	1,020.30	1,019.50	1,026.30
Expenses Paid During Period*	3.94	4.95	5.76	3.75

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.78%	0.98%	1.13%	0.62%
Investment Quality Bond

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	995.00	994.20	992.50	995.80
Expenses Paid During Period*	3.79	4.79	5.58	3.49

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,021.40	1,020.40	1,019.60	1,026.50
Expenses Paid During Period*	3.84	4.85	5.65	3.55

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.75%	0.96%	1.11%	0.58%

18

John Hancock Trust
Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

Real Return Bond

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	993.40	991.90	991.20	993.40
Expenses Paid During Period*	4.09	5.08	5.87	3.89

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,021.10	1,020.10	1,019.30	1,021.30
Expenses Paid During Period*	4.14	5.15	5.96	3.94

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.82%	1.02%	1.18%	0.77%
Short-Term Bond

Actual Portfolio Return				Series NAV
Beginning Account Value 07/01/2005				$1,000.00
Ending Account Value 12/31/2005				1,009.10
Expenses Paid During Period*				3.82

Hypothetical 5% Portfolio Return				Series NAV
Beginning Account Value 07/01/2005				$1,000.00
Ending Account Value 12/31/2005				1,021.40
Expenses Paid During Period*				3.84

Annualized Expense Ratios				Series NAV
				0.75%
Strategic Bond

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,006.70	1,004.20	1,004.20	1,005.90
Expenses Paid During Period*	4.11	5.11	5.91	3.81

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,021.10	1,020.10	1,019.30	1,026.20
Expenses Paid During Period*	4.14	5.15	5.96	3.85

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.81%	1.02%	1.17%	0.63%

19

John Hancock Trust
Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued
Strategic Income

Actual Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,016.20	1,016.00	1,016.80
Expenses Paid During Period*		5.44	6.45	5.45

Hypothetical 5% Portfolio Return		Series I	Series II	Series NAV
Beginning Account Value 07/01/2005		$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005		1,019.80	1,018.80	1,019.80
Expenses Paid During Period*		5.45	6.46	5.45

Annualized Expense Ratios		Series I	Series II	Series NAV
		1.07%	1.26%	1.06%
Total Return

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	995.70	994.90	994.20	996.40
Expenses Paid During Period*	4.09	5.19	5.98	3.89

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,021.10	1,020.00	1,019.20	1,021.30
Expenses Paid During Period*	4.14	5.25	6.06	3.94

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.82%	1.02%	1.18%	0.78%
U.S. Government Securities

Actual Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,000.70	999.30	999.30	1,000.00
Expenses Paid During Period*	3.80	4.80	5.70	3.50

Hypothetical 5% Portfolio Return	Series I	Series II	Series III	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,021.40	1,020.40	1,019.50	1,021.70
Expenses Paid During Period*	3.84	4.85	5.76	3.54

Annualized Expense Ratios	Series I	Series II	Series III	Series NAV
	0.76%	0.96%	1.12%	0.69%

20

John Hancock Trust
Understanding your portfolio’s expenses

Expense and Value of a $1,000 Investment — continued

U.S. High Yield Bond

Actual Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,024.40	1,023.60	1,025.20
Expenses Paid During Period*	4.55	5.36	4.15

Hypothetical 5% Portfolio Return	Series I	Series II	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,020.70	1,019.90	1,021.10
Expenses Paid During Period*	4.55	5.35	4.14

Annualized Expense Ratios	Series I	Series II	Series NAV
	0.89%	1.06%	0.81%

*Expenses are equal to the Portfolio’s annualized expense ratio for each respective series, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

21

John Hancock Trust

Statements of Assets and Liabilities December 31, 2005

Assets	Active Bond	Core Bond	Global Bond	High Yield

Investments, at value	$1,912,067,867	$169,627,663	$955,611,546	$1,474,414,716
Securities loaned, at value (Note 2)	—	—	—	2,156,777
Repurchase agreements, at value	269,336,000	4,151,000	4,787,000	140,893,000
Cash	18,369,740	—	442	1,475,693
Foreign currency, at value	1,067,796	—	9,952,711	—
Receivable for investments sold	6,686,817	46,492,603	780,773	—
Receivable for shares sold	13,399,084	5,583	2,155,565	1,299
Receivable for forward foreign currency exchange contracts (Note 2)	—		1,626,394	—
Dividends and interest receivable	16,720,289	1,199,315	11,541,231	30,945,025
Receivable for swap contracts	—	—	4,063,852	—
Receivable for futures variation margin	—	—	243,728	—
Other assets	137,074	437	3,671	6,019
Total assets	2,237,784,667	221,476,601	990,766,913	1,649,892,529

Liabilities

Due to custodian	—	720,328	—	—
Payable for investments purchased	22,339,012	4,913,266	69,714,102	8,230,119
Payable for delayed delivery securities purchased	268,421,295	62,184,713	109,889,641	—
Payable for shares repurchased	216,390	519	60,975	811,342
Payable upon return of securities loaned	—	—		2,202,533
Payable for options written, at value	—	—	1,115,844	—
Payable for swap contracts	—	—	4,983,086	—
Unrealized depreciation of swap contracts	—	—	10,023,928	—
Payable for forward foreign currency exchange contracts (Note 2)	—	—	373,483	—
Payable to affiliates	—	—	—	—
Fund administration expenses	8,982	840	3,355	5,379
Other payables and accrued expenses	1,496,273	80,617	206,812	204,637
Total liabilities	292,481,952	67,900,283	196,371,226	11,454,010

Net assets

Capital paid-in	1,910,391,276	152,807,399	797,947,538	1,635,245,792
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, swap contracts
and foreign currency transactions	(10,503,471)	(4,313,757)	2,684,108	(105,040,134)
Unrealized appreciation (depreciation) on investments,
futures contracts, options written, swap contracts and
translation of assets and liabilities in foreign currencies	(16,244,041)	(773,966)	(4,747,352)	(11,035,375)
Undistributed net investment income (loss)	61,658,951	5,856,642	(1,488,607)	119,268,236
Net assets	$1,945,302,715	$153,576,318	$794,395,687	$1,638,438,519
Investments, including repurchase agreements, at cost	$2,197,618,377	$174,552,629	$958,174,319	$1,628,495,186
Foreign currency, at cost	$1,084,429	—	$10,019,657	—

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Active Bond		NAV per share
Series I (net assets of $166,265,645 ÷ 17,089,714 shares outstanding)		$9.73
Series II (net assets of $558,630,641 ÷ 57,494,527 shares outstanding)		$9.72
Series NAV (net assets of $1,220,406,429 ÷ 125,377,844 shares outstanding)		$9.73
Core Bond
Series I (net assets of $17,014 ÷ 1,346 shares outstanding)		$12.64
Series II (net assets of $783,108 ÷ 62,096 shares outstanding)		$12.61
Series NAV (net assets of $152,776,196 ÷ 12,101,455 shares outstanding)		$12.62
Global Bond
Series I (net assets of $131,582,222 ÷ 9,157,545 shares outstanding)		$14.37
Series II (net assets of $142,665,009 ÷ 9,948,106 shares outstanding)		$14.34
Series III (net assets of $420,592 ÷ 29,492 shares outstanding)		$14.26
Series NAV (net assets of $519,727,864 ÷ 36,238,719 shares outstanding)		$14.34
High Yield
Series I (net assets of $179,392,477 ÷ 17,386,430 shares outstanding)		$10.32
Series II (net assets of $109,018,657 ÷ 10,532,318 shares outstanding)		$10.35
Series III (net assets of $942,484 ÷ 91,796 shares outstanding)		$10.27
Series NAV (net assets of $1,349,084,901 ÷ 131,164,002 shares outstanding)		$10.29

The accompanying notes are an integral part of the financial statements. 22

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2005

Assets	Investment Quality Bond	Real Return Bond	Short-Term Bond	Strategic Bond

Investments, at value	$359,806,438	$1,259,870,263	$206,412,078	$820,589,415
Securities loaned, at value (Note 2)	—	—	18,624,562	450,611
Repurchase agreements, at value	12,317,000	130,678,000	—	151,258,000
Cash	10,063	598,264	—	27,688
Foreign currency, at value	—	—	—	141,830
Receivable for investments sold	—	5,965,704	—	52,591
Receivable for shares sold	592,527	191,373	322,215	801,853
Receivable for forward foreign currency exchange contracts (Note 2)	—	8,161	—	—
Dividends and interest receivable	4,678,805	2,187,448	1,980,543	6,725,925
Receivable for swap contracts	—	1,769,481	—	—
Receivable for futures variation margin	11,859	—	—	—
Other assets	2,156	2,948	686	3,286
Total assets	377,418,848	1,401,271,642	227,340,084	980,051,199

Liabilities

Due to custodian	—	1,554,096	1,155,761	—
Payable for investments purchased	—	1,157,077	—	228,547
Payable for delayed delivery securities purchased	—	705,602,607	—	275,139,081
Payable for shares repurchased	224,450	—	—	305,549
Payable upon return of securities loaned	—	—	19,000,519	460,669
Payable for swap contracts	—	204,001	—	—
Unrealized depreciation of swap contracts	—	889,370	—	—
Payable for futures variation margin	—	8,728	—	5,764
Payable for forward foreign currency exchange contracts (Note 2)	—	228,203	—	—
Payable to affiliates
Fund administration expenses	1,619	2,240	11,782	3,591
Other payables and accrued expenses	94,622	112,346	178,371	162,988
Total liabilities	320,691	709,758,668	20,346,433	276,306,189

Net assets

Capital paid-in	365,251,547	676,040,085	207,214,397	661,367,634
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, swap contracts
and foreign currency transactions	(20,075,041)	(1,959,377)	(4,276,519)	(8,370,692)
Unrealized appreciation (depreciation) on investments,
futures contracts, options written, swap contracts
and translation of assets and liabilities in foreign currencies	9,037,097	(1,896,065)	(2,750,889)	681,081
Undistributed net investment income (loss)	22,884,554	19,328,331	6,806,662	50,066,987
Net assets	$377,098,157	$691,512,974	$206,993,651	$703,745,010
Investments, including repurchase agreements, at cost	$363,031,732	$1,391,167,350	$227,787,529	$971,381,865
Foreign currency, at cost	—	—	—	$163,838

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Investment Quality Bond		NAV per share
Series I (net assets of $227,413,900 ÷ 18,980,765 shares outstanding)		$11.98
Series II (net assets of $90,032,023 ÷ 7,528,394 shares outstanding)		$11.96
Series III (net assets of $196,703 ÷ 16,523 shares outstanding)		$11.91
Series NAV (net assets of $59,455,531 ÷ 4,968,261 shares outstanding)		$11.97
Real Return Bond
Series I (net assets of $4,225,996 ÷ 311,852 shares outstanding)		$13.55
Series II (net assets of $145,233,527 ÷ 10,799,499 shares outstanding)		$13.45
Series III (net assets of $110,185 ÷ 8,196 shares outstanding)		$13.44
Series NAV (net assets of $541,943,266 ÷ 40,298,678 shares outstanding)		$13.45
Short-Term Bond
Series NAV (net assets of $206,993,651 ÷ 20,735,135 shares outstanding)		$9.98
Strategic Bond
Series I (net assets of $188,262,141 ÷ 15,655,688 shares outstanding)		$12.03
Series II (net assets of $113,876,838 ÷ 9,478,614 shares outstanding)		$12.01
Series III (net assets of $478,054 ÷ 40,002 shares outstanding)		$11.95
Series NAV (net assets of $401,127,977 ÷ 33,429,746 shares outstanding)		$12.00

The accompanying notes are an integral part of the financial statements. 23

John Hancock Trust Statements of Assets and Liabilities — December 31, 2005

			U.S. Government
Assets	Strategic Income	Total Return	Securities	U.S. High Yield Bond

Investments, at value	$32,951,548	$1,667,525,197	$670,559,125	$135,441,718
Securities loaned, at value (Note 2)	1,133,019	—	—	—
Repurchase agreements, at value	—	53,095,000	31,663,000	10,356,000
Cash	35,169	116,045	2,673	71,113
Foreign currency, at value	—	2,141,024	—	—
Receivable for investments sold	—	100,063,912	—	454,385
Receivable for shares sold	106,284	197,162	68,826	3,233
Receivable for forward foreign currency exchange contracts (Note 2)	44,124	207,971	—	—
Dividends and interest receivable	461,813	5,392,469	1,594,750	2,356,591
Receivable for swap contracts	—	244,920	—	—
Receivable for futures variation margin	—	—	62,156	—
Other assets	32,881	6,841	2,328	418
Total assets	34,764,838	1,828,990,541	703,952,858	148,683,458

Liabilities

Payable for investments purchased	—	—	—	553,193
Payable for delayed delivery securities purchased	—	261,911,556	287,020,534	—
Payable for shares repurchased	122,612	665,526	52,127	515
Payable upon return of securities loaned	1,156,602	—	—	—
Payable for options written, at value	—	2,306,462	—	—
Payable for swap contracts	—	345,207	—	—
Unrealized depreciation of swap contracts	—	918,475	—	—
Payable for futures variation margin	—	551,813	—	—
Payable for forward foreign currency exchange contracts (Note 2)	15,180	390,339	—	—
Payable to affiliates
Fund administration expenses	136	5,415	2,484	792
Other payables and accrued expenses	28,621	231,312	113,664	52,769
Total liabilities	1,323,151	267,326,105	287,188,809	607,269

Net assets

Capital paid-in	33,175,252	1,514,586,948	406,947,892	140,820,000
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, swap contracts
and foreign currency transactions	(226,582)	(7,777,399)	(9,980,139)	(1,496,624)
Unrealized appreciation (depreciation) on investments,
futures contracts, options written, swap contracts
and translation of assets and liabilities in foreign currencies	421,115	(615,915)	(510,135)	21,985
Undistributed net investment income (loss)	71,902	55,470,802	20,306,431	8,730,828
Net assets	$33,441,687	$1,561,664,436	$416,764,049	$148,076,189
Investments, including repurchase agreements, at cost	$33,686,513	$1,722,818,607	$702,460,904	$145,775,733
Foreign currency, at cost	—	$2,160,149	—	—

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Strategic Income		NAV per share
Series I (net assets of $11,230,329 ÷ 854,025 shares outstanding)		$13.15
Series II (net assets of $22,056,483 ÷ 1,677,830 shares outstanding)		$13.15
Series NAV (net assets of $154,875 ÷ 11,780 shares outstanding)		$13.15
Total Return
Series I (net assets of $438,259,342 ÷ 31,724,477 shares outstanding)		$13.81
Series II (net assets of $286,039,463 ÷ 20,759,367 shares outstanding)		$13.78
Series III (net assets of $3,206,882 ÷ 234,202 shares outstanding)		$13.69
Series NAV (net assets of $834,158,749 ÷ 60,502,960 shares outstanding)		$13.79
U.S. Government Securities
Series I (net assets of $217,722,321 ÷ 15,957,965 shares outstanding)		$13.64
Series II (net assets of $102,798,286 ÷ 7,540,475 shares outstanding)		$13.63
Series III (net assets of $197,122 ÷ 14,292 shares outstanding)		$13.79
Series NAV (net assets of $96,046,320 ÷ 7,056,212 shares outstanding)		$13.61
U.S. High Yield Bond
Series I (net assets of $4,825 ÷ 371 shares outstanding)		$13.01
Series II (net assets of $1,338,068 ÷ 102,938 shares outstanding)		$13.00
Series NAV (net assets of $146,733,296 ÷ 11,273,296 shares outstanding)		$13.02

The accompanying notes are an integral part of the financial statements. 24

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

Investment income	Active Bond	Core Bond*	Global Bond	High Yield

Dividends	$186,976	—	$181,054	$224,745
Securities lending	176,203	—	1,166	1,101,327
Interest	76,528,604	$6,666,553	36,191,420	125,861,300
Less foreign taxes withheld	(34,276)	(91)	—	(9,289)
Total investment income	76,857,507	6,666,462	36,373,640	127,178,083

Expenses

Investment management fees (Note 3)	8,939,172	1,025,760	6,283,587	9,837,898
Series I distribution and service fees (Note 3)	65,029	1	213,823	316,615
Series II distribution and service fees (Note 3)	817,393	644	505,587	671,164
Series III distribution and service fees (Note 3)	—	—	3,473	4,141
Transfer agent fees for Series III (Note 3)	—	—	5,059	5,895
Blue sky fees for Series III (Note 3)	—	—	1,532	1,621
Fund administration fees (Note 3)	89,094	12,036	71,025	118,765
Audit and legal fees	74,587	22,656	60,151	71,536
Printing and postage fees	581,209	18,223	133,940	190,290
Custodian fees	620,366	140,863	682,851	544,581
Miscellaneous	61,361	20,143	111,087	45,212
Trustees’ fees (Note 4)	42,175	3,508	19,753	32,635
Registration and filing fees	47,108	4,539	25,739	42,561
Total expenses	11,337,494	1,248,373	8,117,607	11,882,914
Less expense reductions (Note 3)	—	—	(6,591)	(7,516)
Net expenses	11,337,494	1,248,373	8,111,016	11,875,398
Net investment income (loss)	65,520,013	5,418,089	28,262,624	115,302,685

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	923,823	(3,875,204)	2,433,939	10,558,291
Futures contracts	—	—	10,758,784	—
Options written	—	—	1,367,552	—
Swap contracts	—	—	8,249,082	—
Foreign currency transactions	2,080,938	—	(44,678,120)	(779,378)
Change in net unrealized appreciation (depreciation) of
Investments	(31,261,578)	(773,966)	(56,126,238)	(71,720,881)
Futures contracts	—	—	(1,811,821)	—
Options written	—	—	10,989	—
Swap contracts	1,725,283	—	(5,232,814)	—
Translation of assets and liabilities in foreign currencies	(350,669)	—	(8,680,468)	(14,118)
Net realized and unrealized gain (loss)	(26,882,203)	(4,649,170)	(93,709,115)	(61,956,086)

Increase (decrease) in net assets from operations	$38,637,810	$768,919	($65,446,491)	$53,346,599
* Period from April 29, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of the financial statements. 25

John Hancock Trust Statements of Operations — for the year ended December 31, 2005

Investment income	Investment Quality Bond	Real Return Bond	Short-Term Bond	Strategic Bond

Dividends	—	—	—	$100,915
Securities lending	$12,406	—	$15,135	317,678
Interest	26,321,383	$21,329,010	8,840,060	51,300,267
Less foreign taxes withheld	(2,122)	—	—	—
Total investment income	26,331,667	21,329,010	8,855,195	51,718,860

Expenses

Investment management fees (Note 3)	2,554,482	4,301,354	1,373,402	6,437,799
Series I distribution and service fees (Note 3)	252,424	57,791	—	269,748
Series II distribution and service fees (Note 3)	214,996	544,563	—	474,904
Series III distribution and service fees (Note 3)	747	855	—	2,807
Transfer agent fees for Series III (Note 3)	1,140	1,787	—	4,311
Blue sky fees for Series III (Note 3)	1,313	1,365	—	1,493
Fund administration fees (Note 3)	36,722	47,321	11,782	79,746
Audit and legal fees	32,874	38,557	29,142	47,522
Printing and postage fees	52,941	70,894	129,410	116,629
Custodian fees	260,098	215,126	83,641	420,733
Miscellaneous	11,333	60,128	29,794	29,264
Trustees’ fees (Note 4)	10,284	13,117	6,671	22,375
Registration and filing fees	14,140	17,233	6,768	28,550
Total expenses	3,443,494	5,370,091	1,670,610	7,935,881
Less expense reductions (Note 3)	(2,453)	(3,152)	—	(5,804)
Net expenses	3,441,041	5,366,939	1,670,610	7,930,077
Net investment income (loss)	22,890,626	15,962,071	7,184,585	43,788,783

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	3,335,584	(85,633)	(454,615)	644,426
Futures contracts	649,331	661,716	—	2,332,653
Options written	—	325,994	—	—
Swap contracts	—	2,492,171	—	—
Foreign currency transactions	—	(267,438)	—	2,507,250
Change in net unrealized appreciation (depreciation) of
Investments	(17,702,263)	(8,492,050)	(1,987,383)	(28,064,260)
Futures contracts	(195,846)	(243,629)	—	(999,279)
Options written	—	(38,627)	—	—
Swap contracts	—	(1,656,274)	—	—
Translation of assets and liabilities in foreign currencies	—	(235,385)	—	967,576
Net realized and unrealized gain (loss)	(13,913,194)	(7,539,155)	(2,441,998)	(22,611,634)

Increase (decrease) in net assets from operations	$8,977,432	$8,422,916	$4,742,587	$21,177,149
The accompanying notes are an integral part of the financial statements. 26

John Hancock Trust
Statements of Operations — for the year ended December 31, 2005

			U.S. Government	U.S. High
Investment income	Strategic Income	Total Return	Securities	Yield Bond*

Dividends	$4,992	$593,316	—	—
Securities lending	3,404	10,379	—	—
Interest	1,163,727	63,634,839	$23,818,312	$9,602,204
Less foreign taxes withheld	(6,444)	—	—	—
Total investment income	1,165,679	64,238,534	23,818,312	9,602,204

Expenses

Investment management fees (Note 3)	186,613	10,278,843	3,951,607	1,060,991
Series I distribution and service fees (Note 3)	6,142	546,355	283,438	3
Series II distribution and service fees (Note 3)	51,161	1,038,098	418,009	935
Series III distribution and service fees (Note 3)	—	12,089	1,031	—
Transfer agent fees for Series III (Note 3)	—	13,871	1,883	—
Blue sky fees for Series III (Note 3)	—	2,334	1,381	—
Fund administration fees (Note 3)	1,818	121,491	57,479	11,306
Audit and legal fees	20,057	73,252	42,511	22,400
Printing and postage fees	2,850	190,758	81,742	17,173
Custodian fees	52,106	532,705	254,018	68,958
Miscellaneous	1,276	100,818	19,911	3,245
Trustees’ fees (Note 4)	512	33,765	15,970	3,298
Registration and filing fees	677	45,336	21,529	4,278
Total expenses	323,212	12,989,715	5,150,509	1,192,587
Less expense reductions (Note 3)	—	(16,205)	(3,264)	—
Net expenses	323,212	12,973,510	5,147,245	1,192,587
Net investment income (loss)	842,467	51,265,024	18,671,067	8,409,617

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	170,828	(757,267)	(8,945,673)	(1,175,413)
Futures contracts	(4,717)	(3,123,944)	526,225	—
Options written	—	1,600,217	—	—
Swap contracts	—	3,320,710	—	—
Foreign currency transactions	251,058	(233,984)	—	—
Change in net unrealized appreciation (depreciation) of
Investments	(641,059)	(16,915,759)	(1,282,839)	21,985
Futures contracts	(1,230)	3,298,138	(218,721)	—
Options written	—	1,295,850	—	—
Swap contracts	—	(2,006,019)	—	—
Translation of assets and liabilities in foreign currencies	1,494	(1,553,180)	—	—
Net realized and unrealized gain (loss)	(223,626)	(15,075,238)	(9,921,008)	(1,153,428)

Increase (decrease) in net assets from operations	$618,841	$36,189,786	$8,750,059	$7,256,189
* Period from April 29, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of the financial statements. 27

John Hancock Trust Statements of Changes in Net Assets

	Active Bond		Core Bond	Global Bond
	Year ended*	Year ended	Period ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-05**	12-31-04	12-31-05

From operations
Net investment income (loss)	$36,405,052	$65,520,013	$5,418,089	$12,776,690	$28,262,624
Net realized gain (loss)	22,841,056	3,004,761	(3,875,204)	23,224,133	(21,868,763)
Change in net unrealized appreciation (depreciation)	(11,791,454)	(29,886,964)	(773,966)	32,906,101	(71,840,352)
Increase (decrease) in net assets resulting
from operations	47,454,654	38,637,810	768,919	68,906,924	(65,446,491)
Distributions to shareholders
From net investment income
Series I1	—	—	—	(14,948,282)	(8,877,428)
Series II1	—	—	—	(7,902,445)	(5,051,503)
Series III	—	—	—	(2,656)	(31,983)
Series NAV[2]	(34,957,828)	(12,770,632)	—	—	(27,079,201)
From net realized gain
Series I1	—	(512,678)	—	—	(1,610,076)
Series II1	—	(1,243,423)	—	—	(1,004,951)
Series III	—	—	—	—	(5,709)
Series NAV[2]	(13,106,094)	(2,240,270)	—	—	(4,614,879)
	(48,063,922)	(16,767,003)	—	(22,853,383)	(48,275,730)
From Fund share transactions	(52,616,900)	921,048,123	152,807,399	501,710,803	100,783,325

Net assets

Beginning of period	1,055,609,953	1,002,383,785	—	259,570,239	807,334,583
End of period	$1,002,383,785	$1,945,302,715	$153,576,318	$807,334,583	$794,395,687
Undistributed net investment income (loss)	$13,553,225	$61,658,951	$5,856,642	$31,342,517	($1,488,607)

1 Series I and Series II shares of Active Bond and Core Bond began operations on 4-29-05.
2 Series NAV shares of Core Bond and Global Bond began operations on 4-29-05 and 2-28-05, respectively.
* Audited by prior auditor.
** Period from 4-29-05 (commencement of operations) to 12-31-05.

	High Yield		Investment Quality Bond		Real Return Bond
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04	12-31-05	12-31-04	12-31-05

From operations
Net investment income (loss)	$80,494,472	$115,302,685	$23,180,899	$22,890,626	$2,320,184	$15,962,071
Net realized gain (loss)	14,451,289	9,778,913	(32,132)	3,984,915	27,612,349	3,126,810
Change in net unrealized appreciation (depreciation)	29,382,154	(71,734,999)	(1,261,873)	(17,898,109)	5,214,773	(10,665,965)
Increase (decrease) in net assets resulting
from operations	124,327,915	53,346,599	21,886,894	8,977,432	35,147,306	8,422,916
Distributions to shareholders
From net investment income
Series I	(32,755,605)	(12,032,871)	(22,980,260)	(16,433,919)	(720,839)	—
Series II	(18,837,008)	(4,921,740)	(5,356,971)	(3,023,232)	(826,511)	(198,831)
Series III	(5,054)	(22,593)	(2,548)	(4,558)	(450)	—
Series NAV[1]	—	(67,320,147)	—	(6,323,797)	—	(3,099,482)
From net realized gain
Series I	—	—	—	—	(2,531,727)	(689,751)
Series II	—	—	—	—	(3,109,816)	(6,701,641)
Series III	—	—	—	—	(1,390)	(2,929)
Series NAV[1]	—	—	—	—	—	(19,980,480)
	(51,597,667)	(84,297,351)	(28,339,779)	(25,785,506)	(7,190,733)	(30,673,114)
From Fund share transactions	457,527,424	221,973,624	(5,443,598)	(78,336,988)	232,648,973	173,464,033

Net assets

Beginning of period	917,157,975	1,447,415,647	484,139,702	472,243,219	279,693,593	540,299,139
End of period	$1,447,415,647	$1,638,438,519	$472,243,219	$377,098,157	$540,299,139	$691,512,974
Undistributed net investment income (loss)	$84,297,351	$119,268,236	$25,797,119	$22,884,554	$3,152,452	$19,328,331

1 Series NAV shares of High Yield, Investment Quality Bond and Real Return Bond began operations on 2-28-05.

The accompanying notes are an integral part of the financial statements. 28

John Hancock Trust
Statements of Changes in Net Assets

	Short-Term Bond		Strategic Bond		Strategic Income
	Year ended*	Year ended	Year ended	Year ended	Period ended	Year ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04	12-31-05	12-31-04**	12-31-05

From operations
Net investment income (loss)	$7,571,352	$7,184,585	$28,443,142	$43,788,783	$246,607	$842,467
Net realized gain (loss)	(374,616)	(454,615)	13,282,959	5,484,329	(94,739)	417,169
Change in net unrealized appreciation (depreciation)	(3,592,274)	(1,987,383)	9,549,562	(28,095,963)	1,061,910	(640,795)
Increase (decrease) in net assets resulting
from operations	3,604,462	4,742,587	51,275,663	21,177,149	1,213,778	618,841
Distributions to shareholders
From net investment income
Series I1	—	—	(17,911,361)	(6,817,037)	(90,385)	(424,102)
Series II1	—	—	(7,448,422)	(1,994,326)	(189,787)	(780,321)
Series III	—	—	(3,926)	(11,522)	—	—
Series NAV[2]	(7,642,219)	(3,858,411)	—	(21,170,085)	—	(5,265)
From net realized gain
Series I1	—	—	—	—	—	(25,851)
Series II1	—	—	—	—	—	(50,173)
Series NAV[2]	—	—	—	—	—	(319)
From capital paid-in	—	—	—	—	—	—
Series NAV	(1,231,940)	—	—	—	—	—
	(8,874,159)	(3,858,411)	(25,363,709)	(29,992,970)	(280,172)	(1,286,031)
From Fund share transactions	(1,494,385)	(47,143,253)	313,205,237	(233,978,785)	18,171,275	15,003,996

Net assets

Beginning of period	260,016,810	253,252,728	607,422,425	946,539,616	—	19,104,881
End of period	$253,252,728	$206,993,651	$946,539,616	$703,745,010	$19,104,881	$33,441,687
Undistributed net investment income (loss)	—	$6,806,662	$30,762,427	$50,066,987	($29,552)	$71,902

1 Series I and Series II shares of Strategic Income began operations on 5-3-04.
2 Series NAV shares of Strategic Bond and Strategic Income began operations on 2-28-05 and 4-29-05, respectively.
* Audited by previous auditor.
** Period from 5-3-04 (commencement of operations) to 12-31-04.

	Total Return		U.S. Government Securities			U.S. High Yield Bond
	Year ended	Year ended	Year ended	Year ended		Period ended
Increase (decrease) in net assets	12-31-04	12-31-05	12-31-04	12-31-05		12-31-05*

From operations
Net investment income (loss)	$25,215,709	$51,265,024	$12,066,870	$18,671,067		$8,409,617
Net realized gain (loss)	55,574,192	805,732	16,201,440	(8,419,448)		(1,175,413)
Change in net unrealized appreciation (depreciation)	(11,600,690)	(15,880,970)	(8,385,030)	(1,501,560)		21,985
Increase (decrease) in net assets resulting
from operations	69,189,211	36,189,786	19,883,280	8,750,059		7,256,189
Distributions to shareholders
From net investment income
Series I1	(31,427,516)	(13,898,348)	(9,689,134)	(5,445,846)		—
Series II1	(15,697,568)	(6,024,773)	(4,024,835)	(1,693,602)		—
Series III	(18,597)	(62,611)	(2,796)	—		—
Series NAV[2]	—	(17,556,991)	—	(5,796,641)		—
From net realized gain
Series I1	(9,859,140)	(14,317,756)	(6,785,978)	(5,758,740)		—
Series II1	(5,067,956)	(7,309,510)	(2,997,678)	(2,331,484)		—
Series III	(5,650)	(64,717)	(1,851)	(629)		—
Series NAV[2]	—	(16,535,603)	—	(5,411,829)		—
	(62,076,427)	(75,770,309)	(23,502,272)	(26,438,771)		—
From Fund share transactions	(9,405,175)	75,895,929	6,952,232	(301,610,189)		140,820,000

Net assets

Beginning of period	1,527,641,421	1,525,349,030	732,729,710	736,062,950		—
End of period	$1,525,349,030	$1,561,664,436	$736,062,950	$416,764,049		$148,076,189
Undistributed net investment income (loss)	$35,685,304	$55,470,802	$13,493,873	$20,306,431		$8,730,828

1 Series I and Series II shares of U.S. High Yield Bond began operations on 4-29-05.

2 Series NAV shares of Total Return, U.S. Government Securities and U.S. High Yield Bond began operations on 2-28-05, 2-28-05 and 4-29-05, respectively.

* Period from 4-29-05 (commencement of operations) to 12-31-05.

The accompanying notes are an integral part of the financial statements. 29

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Active Bond

	Series I					Series II
Period ended					12-31-05[a]		12-31-05[a]

Per share operating performance

Net asset value, beginning of period					$9.60		$9.60
Net investment income (loss)[h]					0.29		0.28
Net realized and unrealized gain (loss) on investments					(0.14)		(0.14)
Total from investment operations					0.15		0.14
Less distributions
From net realized gain					(0.02)		(0.02)
					(0.02)		(0.02)
Net asset value, end of period					$9.73		$9.72
Total return (%)[k]					1.59[m]		1.49[m]
Ratios and supplemental data

Net assets, end of period (in millions)					$166		$559
Ratio of net expenses to average net assets (%)					0.72[r]		0.92[r]
Ratio of net investment income (loss) to
average net assets (%)					4.33[r]		4.25[r]
Portfolio turnover (%)					305[x]		305[x]

	Series NAV
Period ended	12-31-01[g]	12-31-02[g]	12-31-03[g]	12-31-04[g]	12-31-05[f]

Per share operating performance

Net asset value, beginning of period	$9.44	$9.55	$9.70	$9.64	$9.63
Net investment income (loss)	0.58	0.50	0.43	0.34	0.43[h]
Net realized and unrealized gain (loss) on investments	0.11	0.18	0.18	0.11	(0.19)
Total from investment operations	0.69	0.68	0.61	0.45	0.24
Less distributions
From net investment income	(0.58)	(0.53)	(0.43)	(0.34)	(0.12)
From net realized gain	—	—	(0.24)	(0.12)	(0.02)
	(0.58)	(0.53)	(0.67)	(0.46)	(0.14)
Net asset value, end of period	$9.55	$9.70	$9.64	$9.63	$9.73
Total return (%)[k]	7.48	7.25	6.48	4.75	2.54
Ratios and supplemental data

Net assets, end of period (in millions)	$948	$987	$1,056	$1,002	$1,220
Ratio of net expenses to average net assets (%)	0.67	0.69	0.70	0.70	0.70
Ratio of net investment income (loss) to
average net assets (%)	5.97[u]	5.24	4.42	3.56	4.41
Portfolio turnover (%)	207[x]	291	466[x]	444	305[x]

a Series I and Series II shares began operations on 4-29-05.
f Effective 04-29-05, shareholders of the former John Hancock Variable Series Trust I (“VST”) Active Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Active Bond. Additionally, the accounting and performance history of the former VST Active Bond Fund Series NAV was redesignated as that of Series NAV shares of Active Bond.
g Audited by previous auditor.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.
u Had the Portfolio not amortized premiums and accreted discounts on debt securities, the ratio of net investment income to average net assets would have been 6.28% for the year ended 12-31-01.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 30

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Core Bond

	Series I		Series II
Period ended		12-31-05[a]		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50		$12.50
Net investment income (loss)[h]		0.34		0.31
Net realized and unrealized gain (loss) on investments		(0.20)		(0.20)
Total from investment operations		0.14		0.11
Net asset value, end of period		$12.64		$12.61
Total return (%)		1.12[m]		0.88[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]		$1
Ratio of net expenses to average net assets (%)		0.93[r]		1.11[r]
Ratio of net investment income (loss) to
average net assets (%)		4.01[r]		3.49[r]
Portfolio turnover (%)		619[m]		619[m]

	Series NAV
Period ended		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50
Net investment income (loss)[h]		0.30
Net realized and unrealized gain (loss) on investments		(0.18)
Total from investment operations		0.12
Net asset value, end of period		$12.62
Total return (%)		0.96[m]
Ratios and supplemental data

Net assets, end of period (in millions)		$153
Ratio of net expenses to average net assets (%)		0.82[r]
Ratio of net investment income (loss) to
average net assets (%)		3.55[r]
Portfolio turnover (%)		619[m]

a Series I, Series II and Series NAV shares began operations on 4-29-05. h Based on the average of the shares outstanding. m Not annualized. o Less than $500,000. r Annualized.

The accompanying notes are an integral part of the financial statements. 31

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Global Bond

	Series I					Series II
Period ended	12-31-01[d]	12-31-02[d]	12-31-03[d]	12-31-04[d]	12-31-05		12-31-02[a,d] 12-31-03[d]		12-31-04[d]	12-31-05

Per share operating performance

Net asset value, beginning of period	$11.42	$11.48	$13.79	$15.34	$16.28		$11.36	$13.77	$15.29	$16.20
Net investment income (loss)[h]	0.41	0.40	0.44	0.32	0.44		0.40	0.39	0.29	0.41
Net realized and unrealized gain (loss) on investments	(0.35)	1.91	1.62	1.21	(1.49)		2.01	1.64	1.21	(1.47)
Total from investment operations	0.06	2.31	2.06	1.53	(1.05)		2.41	2.03	1.50	(1.06)
Less distributions
From net investment income	—	—	(0.51)	(0.59)	(0.73)		—	(0.51)	(0.59)	(0.67)
From net realized gain	—	—	—	—	(0.13)		—	—	—	(0.13)
	—	—	(0.51)	(0.59)	(0.86)		—	(0.51)	(0.59)	(0.80)
Net asset value, end of period	$11.48	$13.79	$15.34	$16.28	$14.37		$13.77	$15.29	$16.20	$14.34
Total return (%)[k]	0.53	20.12	15.40	10.38	(6.66)		21.21[m]	15.25	10.21	(6.77)
Ratios and supplemental data

Net assets, end of period (in millions)	$97	$182	$195	$438	$132		$22	$64	$368	$143
Ratio of net expenses to average net assets (%)	1.02	0.92	0.91	0.85	0.86		1.12[r]	1.11	1.05	1.06
Ratio of net investment income (loss) to
average net assets (%)	3.56	3.23	3.10	2.13	2.89		3.30	2.74	1.93	2.67
Portfolio turnover (%)	527	439	338	174	327[x]		439	338	174	327[x]

	Series III				Series NAV
Period ended		12-31-03[a,d]	12-31-04[d]	12-31-05		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$13.72	$15.34	$16.22		$16.11
Net investment income (loss)[h]		0.05	0.23	0.39		0.40
Net realized and unrealized gain (loss) on investments		1.57	1.25	(1.48)		(1.26)
Total from investment operations		1.62	1.48	(1.09)		(0.86)
Less distributions
From net investment income		—	(0.60)	(0.74)		(0.78)
From net realized gain		—	—	(0.13)		(0.13)
		—	(0.60)	(0.87)		(0.91)
Net asset value, end of period		$15.34	$16.22	$14.26		$14.34
Total return (%)[k]		11.81[l,m]	10.05[l]	(6.93)[l]		(5.58)[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]	$1	—[o]		$520
Ratio of net expenses to average net assets (%)		1.26[r]	1.20	1.21		0.80[r]
Ratio of gross expenses to average net assets (%)		18.10[p,r]	2.56[p]	2.06[p]		0.80[r]
Ratio of net investment income (loss) to
average net assets (%)		1.28[r]	1.54	2.57		3.16[r]
Portfolio turnover (%)		338	174	327[x]		327[x]

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-05-03 and 2-28-05, respectively.
d As a result of changes in generally accepted accounting principles, periodic payments made under interest rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase the net investment income per share by $0.04 for Series I, $0.05 for Series II, and $0.14 for
Series III, and the net investment income ratio by 0.51% for Series I, 0.68% for Series II, and 1.89% for Series III, for the year ended 12-31-04. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income per share of $0.05 for Series I, $0.06 for Series II, and $0.03 for Series III, and to the net investment income ratio of 0.35% for Series I, 0.41% for Series II, and 0.75% for Series III for the year/period ended 12-31-03; increases to the net investment income per share of less than $0.01 for Series I and $0.03 for Series II, and to the net investment income ratio of 0.03% for Series I and 0.23% for Series II for the year/period ended 12-31-02; increases to the net investment income per share of $0.03 for Series I, and to the net investment income ratio of 0.27% for Series I for the year ended 12-31-01.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 32

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

High Yield

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$11.65	$9.88	$8.50	$9.95	$10.51		$9.95	$8.49	$9.91	$10.45
Net investment income (loss)[h]	1.06	0.75	0.69	0.72	0.76		0.47	0.68	0.69	0.74
Net realized and unrealized gain (loss) on investments	(1.64)	(1.37)	1.28	0.33	(0.40)		(1.17)	1.27	0.34	(0.39)
Total from investment operations	(0.58)	(0.62)	1.97	1.05	0.36		(0.70)	1.95	1.03	0.35
Less distributions
From net investment income	(1.19)	(0.76)	(0.52)	(0.49)	(0.55)		(0.76)	(0.53)	(0.49)	(0.45)
	(1.19)	(0.76)	(0.52)	(0.49)	(0.55)		(0.76)	(0.53)	(0.49)	(0.45)
Net asset value, end of period	$9.88	$8.50	$9.95	$10.51	$10.32		$8.49	$9.91	$10.45	$10.35
Total return (%)[k]	(5.48)	(6.65)	24.15	11.06	3.70		(7.42)[m]	23.91	10.85	3.56
Ratios and supplemental data

Net assets, end of period (in millions)	$323	$337	$621	$755	$179		$50	$296	$691	$109
Ratio of net expenses to average net assets (%)	0.84	0.84	0.82	0.80	0.78		1.04[r]	1.02	1.00	0.98
Ratio of net investment income (loss) to
average net assets (%)	10.10	8.55	7.56	7.28	7.41		6.18[r]	7.38	6.99	7.13
Portfolio turnover (%)	64	53	75	69	92[x]		53	75	69	92[x]

	Series III				Series NAV
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$9.21	$9.95	$10.48		$10.63
Net investment income (loss)[h]		0.22	0.62	0.71		0.64
Net realized and unrealized gain (loss) on investments		0.52	0.41	(0.38)		(0.38)
Total from investment operations		0.74	1.03	0.33		0.26
Less distributions
From net investment income		—	(0.50)	(0.54)		(0.60)
		—	(0.50)	(0.54)		(0.60)
Net asset value, end of period		$9.95	$10.48	$10.27		$10.29
Total return (%)k,		8.03[l,m]	10.84[l]	3.36[l]		2.70[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]	$2	$1		$1,349
Ratio of net expenses to average net assets (%)		1.17[r]	1.15	1.13		0.72[r]
Ratio of gross expenses to average net assets (%)		11.65[p,r]	2.36[p]	1.94[p]		0.72[r]
Ratio of net investment income (loss) to
average net assets (%)		7.15[r]	6.30	6.88		7.58[r]
Portfolio turnover (%)		75	69	92[x]		92[x]

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-05-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 33

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Investment Quality Bond

	Series I					Series IIa
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$11.74	$11.85	$12.33	$12.58	$12.41		$11.94	$12.32	$12.55	$12.37
Net investment income (loss)[h]	0.74	0.67	0.61	0.61	0.61		0.56	0.57	0.57	0.59
Net realized and unrealized gain (loss) on investments	0.09	0.45	0.26	(0.03)	(0.34)		0.46	0.29	(0.01)	(0.35)
Total from investment operations	0.83	1.12	0.87	0.58	0.27		1.02	0.86	0.56	0.24
Less distributions
From net investment income	(0.72)	(0.64)	(0.62)	(0.75)	(0.70)		(0.64)	(0.63)	(0.74)	(0.65)
	(0.72)	(0.64)	(0.62)	(0.75)	(0.70)		(0.64)	(0.63)	(0.74)	(0.65)
Net asset value, end of period	$11.85	$12.33	$12.58	$12.41	$11.98		$12.32	$12.55	$12.37	$11.96
Total return (%)[k]	7.33	9.94	7.32	4.81	2.26		9.02[m]	7.24	4.65	2.03
Ratios and supplemental data

Net assets, end of period (in millions)	$408	$469	$399	$362	$227		$38	$85	$110	$90
Ratio of net expenses to average net assets (%)	0.74	0.74	0.75	0.74	0.74		0.94[r]	0.95	0.94	0.94
Ratio of net investment income (loss) to
average net assets (%)	6.28	5.71	4.93	4.94	5.08		5.07[r]	4.64	4.67	4.90
Portfolio turnover (%)	50	46	59	23	30		46	59	23	30

	Series III[a]				Series NAV[a]
Period ended		12-31-03	12-31-04	12-31-05		12-31-05

Per share operating performance

Net asset value, beginning of period		$12.08	$12.58	$12.37		$12.45
Net investment income (loss)[h]		0.17	0.40	0.58		0.52
Net realized and unrealized gain (loss) on investments		0.33	0.15	(0.38)		(0.28)
Total from investment operations		0.50	0.55	0.20		0.24
Less distributions
From net investment income		—	(0.76)	(0.66)		(0.72)
		—	(0.76)	(0.66)		(0.72)
Net asset value, end of period		$12.58	$12.37	$11.91		$11.97
Total return (%)[k]		4.14[l,m]	4.60[l]	1.75[l]		2.06[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]	—[o]	—[o]		$59
Ratio of net expenses to average net assets (%)		1.10[r]	1.09	1.09		0.67[r]
Ratio of gross expenses to average net assets (%)		11.06[p,r]	4.34[p]	2.56[p]		0.67[r]
Ratio of net investment income (loss) to
average net assets (%)		4.31[r]	3.38	4.78		5.14[r]
Portfolio turnover (%)		59	23	30		30

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 34

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Real Return Bond

	Series I				Series II
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-03[a]	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$13.11	$14.00		$12.50	$13.10	$13.95
Net investment income (loss)[h]		0.08	0.09	0.27		0.06	0.06	0.29
Net realized and unrealized gain (loss) on investments		0.53	1.08	(0.08)		0.54	1.07	(0.13)
Total from investment operations		0.61	1.17	0.19		0.60	1.13	0.16
Less distributions
From net investment income		—	(0.06)	—		—	(0.06)	(0.02)
From net realized gain		—	(0.22)	(0.64)		—	(0.22)	(0.64)
		—	(0.28)	(0.64)		—	(0.28)	(0.66)
Net asset value, end of period		$13.11	$14.00	$13.55		$13.10	$13.95	$13.45
Total return (%)[k]		4.88[m]	9.06	1.44		4.80[m]	8.73	1.21
Ratios and supplemental data

Net assets, end of period (in millions)		$137	$196	$4		$142	$343	$145
Ratio of net expenses to average net assets (%)		0.83[r]	0.82	0.81		1.03[r]	1.02	1.02
Ratio of net investment income (loss) to
average net assets (%)		1.00[r]	0.68	1.93		0.67[r]	0.50	2.14
Portfolio turnover (%)		574[m]	1,151[y]	1,239[y]		574[m]	1,151[y]	1,239[y]

	Series III				Series NAV
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.41	$13.11	$13.95		$13.93
Net investment income (loss)[h]		0.01	0.06	0.24		0.31
Net realized and unrealized gain (loss) on investments		0.69	1.07	(0.11)		(0.05)
Total from investment operations		0.70	1.13	0.13		0.26
Less distributions
From net investment income		—	(0.07)	—		(0.10)
From net realized gain		—	(0.22)	(0.64)		(0.64)
		—	(0.29)	(0.64)		(0.74)
Net asset value, end of period		$13.11	$13.95	$13.44		$13.45
Total return (%)[k]		5.64[l,m]	8.75[l]	1.00[l]		1.95[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]	$1	—[o]		$542
Ratio of net expenses to average net assets (%)		1.18[r]	1.17	1.16		0.76[r]
Ratio of gross expenses to average net assets (%)		14.88[p,r]	2.99[p]	2.90[p]		0.76[r]
Ratio of net investment income (loss) to
average net assets (%)		0.20[r]	0.43	1.71		2.70[r]
Portfolio turnover (%)		574[m]	1,151[y]	1,239[y]		1,239[y]

a Series I,Series II, Series III and Series NAV shares began operations on 5-5-03, 5-5-03, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
y Includes the effect of dollar roll transactions, if any.

The accompanying notes are an integral part of the financial statements. 35

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Short-Term Bond

	Series NAV
Period ended	12-31-01[g]	12-31-02[e,g]	12-31-03[e,g]	12-31-04[g]	12-31-05[f]

Per share operating performance

Net asset value, beginning of period	$9.86	$10.11	$10.23	$10.13	$9.93
Net investment income (loss)[h]	0.52	0.44	0.37	0.30	0.31
Net realized and unrealized gain (loss) on investments	0.26	0.12	(0.10)	(0.15)	(0.11)
Total from investment operations	0.78	0.56	0.27	0.15	0.20
Less distributions
From net investment income	(0.53)	(0.41)	(0.35)	(0.30)	(0.15)
From net realized gain	—	—	—[j]	—	—
From capital paid-in	—	(0.03)	(0.02)	(0.05)	—
	(0.53)	(0.44)	(0.37)	(0.35)	(0.15)
Net asset value, end of period	$10.11	$10.23	$10.13	$9.93	$9.98
Total return (%)[k]	8.09	5.67	2.76	1.42	2.07
Ratios and supplemental data

Net assets, end of period (in millions)	$149	$241	$260	$253	$207
Ratio of net expenses to average net assets (%)	0.48	0.68	0.67	0.69	0.72
Ratio of net investment income (loss) to
average net assets (%)	5.20[u]	4.29	3.68	2.96	3.08
Portfolio turnover (%)	86	97	59	39	36

e Certain amounts have been reclassified to permit comparison.
f Effective 4-29-05, shareholders of the former VST Short-Term Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Short-Term Bond.
Additionally, the accounting and performance history of the former VST Short-Term Bond Fund Series NAV was redesignated as that of Series NAV shares of Short-Term Bond.
g Audited by previous auditor.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
u Had the Fund not amortized premiums and accreted discounts on debt securities, the annualized ratio of net investment income to average net assets would have been 5.32% for the year ended 12-31-01.

The accompanying notes are an integral part of the financial statements. 36

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Strategic Bond

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$10.92	$10.74	$10.89	$11.73	$12.05		$10.88	$10.88	$11.69	$11.98
Net investment income (loss)[h]	0.73	0.71	0.56	0.45	0.52		0.60	0.51	0.42	0.49
Net realized and unrealized gain (loss) on investments	(0.07)	0.21	0.82	0.31	(0.21)		0.17	0.85	0.30	(0.20)
Total from investment operations	0.66	0.92	1.38	0.76	0.31		0.77	1.36	0.72	0.29
Less distributions
From net investment income	(0.84)	(0.77)	(0.54)	(0.44)	(0.33)		(0.77)	(0.55)	(0.43)	(0.26)
	(0.84)	(0.77)	(0.54)	(0.44)	(0.33)		(0.77)	(0.55)	(0.43)	(0.26)
Net asset value, end of period	$10.74	$10.89	$11.73	$12.05	$12.03		$10.88	$11.69	$11.98	$12.01
Total return (%)[k]	6.24	8.96	13.11	6.66	2.70		7.46[m]	12.93	6.39	2.44
Ratios and supplemental data

Net assets, end of period (in millions)	$302	$407	$456	$539	$188		$43	$151	$407	$114
Ratio of net expenses to average net assets (%)	0.86	0.86	0.86	0.83	0.81		1.06[r]	1.06	1.03	1.01
Ratio of net investment income (loss) to
average net assets (%)	6.85	6.78	4.96	3.88	4.35		6.18[r]	4.56	3.63	4.09
Portfolio turnover (%)	85	86	80	52	59		86	80	52	59

	Series III				Series NAV
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$11.17	$11.73	$12.00		$12.11
Net investment income (loss)[h]		0.15	0.38	0.48		0.46
Net realized and unrealized gain (loss) on investments		0.41	0.34	(0.20)		(0.20)
Total from investment operations		0.56	0.72	0.28		0.26
Less distributions
From net investment income		—	(0.45)	(0.33)		(0.37)
		—	(0.45)	(0.33)		(0.37)
Net asset value, end of period		$11.73	$12.00	$11.95		$12.00
Total return (%)[k]		5.01[l,m]	6.35[l]	2.37[l]		2.25[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]	$1	—[o]		$401
Ratio of net expenses to average net assets (%)		1.21[r]	1.18	1.16		0.74[r]
Ratio of gross expenses to average net assets (%)		12.56[p,r]	2.64[p]	2.09[p]		0.74[r]
Ratio of net investment income (loss) to
average net assets (%)		4.11[r]	3.34	3.97		4.55[r]
Portfolio turnover (%)		80	52	59		59

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-05-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 37

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Strategic Income

	Series I			Series II
Period ended		12-31-04[a]	12-31-05		12-31-04[a]	12-31-05

Per share operating performance

Net asset value, beginning of period		$12.50	$13.41		$12.50	$13.41
Net investment income (loss)[h]		0.25	0.45		0.23	0.42
Net realized and unrealized gain (loss) on investments		0.87	(0.17)		0.88	(0.16)
Total from investment operations		1.12	0.28		1.11	0.26
Less distributions
From net investment income		(0.21)	(0.51)		(0.20)	(0.49)
From net realized gain		—	(0.03)		—	(0.03)
		(0.21)	(0.54)		(0.20)	(0.52)
Net asset value, end of period		$13.41	$13.15		$13.41	$13.15
Total return (%)[k]		8.93[m]	2.13		8.87[m]	1.92
Ratios and supplemental data

Net assets, end of period (in millions)		$6	$11		$13	$22
Ratio of net expenses to average net assets (%)		1.24[r]	1.07		1.44[r]	1.27
Ratio of net investment income (loss) to
average net assets (%)		2.95[r]	3.30		2.67[r]	3.09
Portfolio turnover (%)		24[m]	33		24[m]	33

	Series NAV
Period ended		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$13.33
Net investment income (loss)[h]		0.29
Net realized and unrealized gain (loss) on investments		0.07
Total from investment operations		0.36
Less distributions
From net investment income		(0.51)
From net realized gain		(0.03)
		(0.54)
Net asset value, end of period		$13.15
Total return (%)[k]		2.75[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]
Ratio of net expenses to average net assets (%)		1.03[r]
Ratio of net investment income (loss) to
average net assets (%)		2.96[r]
Portfolio turnover (%)		33

a Series I, Series II and Series NAV shares began operations on 5-03-04, 5-03-04 and 4-29-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
o Less than $500,000.
r Annualized.

The accompanying notes are an integral part of the financial statements. 38

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

Total Return

	Series I					Series II
Period ended	12-31-01[d]	12-31-02[d]	12-31-03[d]	12-31-04[d]	12-31-05		12-31-02[a,d] 12-31-03[d]		12-31-04[d]	12-31-05

Per share operating performance

Net asset value, beginning of period	$13.33	$13.88	$14.43	$14.21	$14.17		$14.00	$14.42	$14.17	$14.11
Net investment income (loss)[h]	0.61	0.49	0.35	0.27	0.44		0.36	0.31	0.23	0.41
Net realized and unrealized gain (loss) on investments	0.51	0.78	0.35	0.40	(0.11)		0.78	0.37	0.41	(0.10)
Total from investment operations	1.12	1.27	0.70	0.67	0.33		1.14	0.68	0.64	0.31
Less distributions
From net investment income	(0.57)	(0.42)	(0.77)	(0.54)	(0.34)		(0.42)	(0.78)	(0.53)	(0.29)
From net realized gain	—	(0.30)	(0.15)	(0.17)	(0.35)		(0.30)	(0.15)	(0.17)	(0.35)
	(0.57)	(0.72)	(0.92)	(0.71)	(0.69)		(0.72)	(0.93)	(0.70)	(0.64)
Net asset value, end of period	$13.88	$14.43	$14.21	$14.17	$13.81		$14.42	$14.17	$14.11	$13.78
Total return (%)[k]	8.28	9.52	5.02	4.96	2.40		8.51[m]	4.87	4.71	2.25
Ratios and supplemental data

Net assets, end of period (in millions)	$736	$1,073	$1,036	$903	$438		$218	$491	$620	$286
Ratio of net expenses to average net assets (%)	0.83	0.81	0.82	0.80	0.82		1.01[r]	1.02	1.00	1.01
Ratio of net investment income (loss) to
average net assets (%)	4.50	3.53	2.48	1.93	3.18		2.79[r]	2.15	1.69	2.92
Portfolio turnover (%)	439	381	285	251	409[x]		381	285	251	409[x]

	Series III				Series NAV
Period ended		12-31-03[a,d]	12-31-04[d]	12-31-05		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$13.75	$14.21	$14.10		$14.16
Net investment income (loss)[h]		0.08	0.19	0.42		0.43
Net realized and unrealized gain (loss) on investments		0.38	0.43	(0.14)		(0.08)
Total from investment operations		0.46	0.62	0.28		0.35
Less distributions
From net investment income		—	(0.56)	(0.34)		(0.37)
From net realized gain		—	(0.17)	(0.35)		(0.35)
		—	(0.73)	(0.69)		(0.72)
Net asset value, end of period		$14.21	$14.10	$13.69		$13.79
Total return (%)[k]		3.35[l,m]	4.57[l]	2.04[l]		2.56[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]	$3	$3		$834
Ratio of net expenses to average net assets (%)		1.17[r]	1.15	1.17		0.76[r]
Ratio of gross expenses to average net assets (%)		7.92[p,r]	2.90[p]	1.75[p]		0.76[r]
Ratio of net investment income (loss) to
average net assets (%)		1.74[r]	1.38	3.03		3.71[r]
Portfolio turnover (%)		285	251	409[x]		409[x]

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
d As a result of changes in generally accepted accounting principles, periodic payments made under interest rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase (decrease) the net investment income per share by less than $(0.01) for Series I, Series II and
Series III, and the net investment income ratio by less than (0.01%) for Series I, Series II and Series III, for the year ended 12-31-04. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income per share of less than $0.01 for Series I Series II and Series III, and to the net investment income ratio of less than 0.01%
for Series I, Series II and Series III for the year/period ended 12-31-03; increases (decreases) to the net investment income per share of less than $(0.01) for Series I and less than $0.01 for Series
II, and to the net investment income ratio of less than (0.01%) for Series I and 0.01% for Series II for the year/period ended 12-31-02; and decreases to the net investment income per share of less than $(0.01) for Series I, and to the net investment income ratio of (0.02%) for Series I for the year ended 12-31-01.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.
x Excludes merger activity.

The accompanying notes are an integral part of the financial statements. 39

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

U.S. Government Securities

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05		12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$13.57	$13.72	$14.22	$14.01	$13.93		$13.77	$14.21	$13.97	$13.88
Net investment income (loss)[h]	0.69	0.54	0.21	0.24	0.37		0.39	0.18	0.21	0.35
Net realized and unrealized gain (loss) on investments	0.23	0.52	0.03	0.15	(0.16)		0.61	0.04	0.15	(0.15)
Total from investment operations	0.92	1.06	0.24	0.39	0.21		1.00	0.22	0.36	0.20
Less distributions
From net investment income	(0.77)	(0.56)	(0.45)	(0.28)	(0.24)		(0.56)	(0.46)	(0.26)	(0.19)
From net realized gain	—	—	—	(0.19)	(0.26)		—	—	(0.19)	(0.26)
	(0.77)	(0.56)	(0.45)	(0.47)	(0.50)		(0.56)	(0.46)	(0.45)	(0.45)
Net asset value, end of period	$13.72	$14.22	$14.01	$13.93	$13.64		$14.21	$13.97	$13.88	$13.63
Total return (%)[k]	7.03	7.99	1.73	2.89	1.58		7.53[m]	1.59	2.70	1.45
Ratios and supplemental data

Net assets, end of period (in millions)	$558	$708	$525	$471	$218		$128	$208	$264	$103
Ratio of net expenses to average net assets (%)	0.71	0.74	0.73	0.74	0.74		0.94[r]	0.93	0.94	0.94
Ratio of net investment income (loss) to
average net assets (%)	5.10	3.88	1.52	1.76	2.74		3.04[r]	1.28	1.56	2.53
Portfolio turnover (%)	41	19	97	77	26		19	97	77	26

	Series III				Series NAV
Period ended		12-31-03[a]	12-31-04	12-31-05		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$13.70	$14.01	$13.88		$13.90
Net investment income (loss)[h]		0.03	0.19	0.34		0.33
Net realized and unrealized gain (loss) on investments		0.28	0.16	(0.17)		(0.08)
Total from investment operations		0.31	0.35	0.17		0.25
Less distributions
From net investment income		—	(0.29)	—		(0.28)
From net realized gain		—	(0.19)	(0.26)		(0.26)
		—	(0.48)	(0.26)		(0.54)
Net asset value, end of period		$14.01	$13.88	$13.79		$13.61
Total return (%)[k]		2.26[l,m]	2.64[l]	1.24 [l]		1.82[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]	$1	—[o]		$96
Ratio of net expenses to average net assets (%)		1.08[r]	1.09	1.09		0.67[r]
Ratio of gross expenses to average net assets (%)		8.13[p,r]	3.69[p]	2.55[p]		0.67[r]
Ratio of net investment income (loss) to
average net assets (%)		0.82[r]	1.43	2.38		2.90[r]
Portfolio turnover (%)		97	77	26		26

a Series II, Series III and Series NAV shares began operations on 1-28-02, 9-5-03 and 2-28-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 40

John Hancock Trust Financial Highlights (For a share outstanding throughout the period)

U.S. High Yield Bond

	Series I		Series II
Period ended		12-31-05[a]		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50		$12.50
Net investment income (loss)[h]		0.61		0.57
Net realized and unrealized gain (loss) on investments		(0.10)		(0.07)
Total from investment operations		0.51		0.50
Net asset value, end of period		$13.01		$13.00
Total return (%)		4.08[m]		4.00[m]
Ratios and supplemental data

Net assets, end of period (in millions)		—[o]		$1
Ratio of net expenses to average net assets (%)		0.87[r]		1.06[r]
Ratio of net investment income (loss) to average net assets (%)		7.35[r]		6.48[r]
Portfolio turnover (%)		134[m]		134[m]

	Series NAV
Period ended		12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.50
Net investment income (loss)[h]		0.51
Net realized and unrealized gain (loss) on investments		0.01
Total from investment operations		0.52
Net asset value, end of period		$13.02
Total return (%)		4.16[m]
Ratios and supplemental data

Net assets, end of period (in millions)		$147
Ratio of net expenses to average net assets (%)		0.83[r]
Ratio of net investment income (loss) to
average net assets (%)		5.83[r]
Portfolio turnover (%)		134[m]

a Series I, Series II and Series NAV shares began operations on 4-29-05. h Based on the average of the shares outstanding. m Not annualized. o Less than $500,000. r Annualized.

The accompanying notes are an integral part of the financial statements. 41

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Active Bond Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 0.00%
Food & Beverages - 0.00%
R.A.B. Holdings, Inc. *	16	$4,591

TOTAL COMMON STOCKS (Cost $87,223)		$4,591

PREFERRED STOCKS - 0.04%
Building Materials & Construction - 0.00%
Glasstech, Inc. *	1	1,000
Financial Services - 0.04%
Federal National Mortgage Association *	13,000	708,500
Food & Beverages - 0.00%
R.A.B. Holdings, Inc. *	7	2,009

TOTAL PREFERRED STOCKS (Cost $691,684)		$711,509

WARRANTS - 0.00%
Leisure Time - 0.00%
Sunterra Corp.
(Expiration date 07/26/2007; strike
price $20.00)	152	160

TOTAL WARRANTS (Cost $0)		$160

U.S. TREASURY OBLIGATIONS - 13.06%
Treasury Inflation Protected
Securities (d) - 0.14%
3.875% due 04/15/2029	$2,043,784	2,757,831
U.S. Treasury Bonds - 2.66%
5.375% due 02/15/2031	13,737,000	15,430,511
6.875% due 08/15/2025 ***	28,140,000	36,239,030

		51,669,541
U.S. Treasury Notes - 10.26%
1.625% due 02/28/2006	20,797,000	20,719,011
2.625% due 05/15/2008	2,451,000	2,354,492
3.00% due 02/15/2009	2,496,000	2,395,576
3.25% due 08/15/2007	29,192,000	28,664,034
3.625% due 07/15/2009	12,431,000	12,127,025
3.875% due 02/15/2013	10,560,000	10,235,365
4.00% due 03/15/2010	2,451,000	2,415,862
4.00% due 02/15/2015 ***	17,865,000	17,320,671
4.25% due 10/15/2010 to 11/15/2013	52,393,000	52,066,115
4.50% due 11/15/2010 to 11/15/2015	37,011,000	37,293,455
5.00% due 02/15/2011	1,373,000	1,414,136
5.75% due 08/15/2010	11,862,000	12,549,166

		199,554,908

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $254,612,113)		$253,982,280

U.S. GOVERNMENT AGENCY OBLIGATIONS - 36.34%
Federal Home Loan Bank - 1.54%
2.50% due 04/11/2006	6,755,000	6,716,389
3.75% due 08/15/2007	3,805,000	3,746,734
4.25% due 03/24/2008	1,990,000	1,966,918
4.50% due 04/11/2008	965,000	959,502
4.60% due 04/11/2008	4,365,000	4,348,361

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal Home Loan Bank (continued)
5.00% due 05/03/2010	$1,465,000	$1,453,967
5.02% due 11/07/2008	2,570,000	2,566,358
5.80% due 09/02/2008	6,865,000	7,037,174
5.125% due 11/01/2010	1,115,000	1,109,897

		29,905,300
Federal Home Loan Mortgage Corp. - 4.68%
1.875% due 02/15/2006	4,657,000	4,642,093
3.625% due 09/15/2008	5,882,000	5,719,133
3.952% due 06/01/2034	7,899,011	7,685,104
4.625% due 08/22/2008	4,185,000	4,150,746
4.75% due 10/17/2008	4,025,000	3,999,904
4.90% due 11/03/2008	8,480,000	8,450,888
5.00% due 10/18/2010 to 07/01/2035	11,935,453	11,744,868
5.10% due 11/14/2008	5,635,000	5,625,251
5.168% due 11/01/2035	6,695,000	6,605,265
5.287% due 12/01/2035	6,215,000	6,140,330
5.30% due 11/17/2010	3,655,000	3,658,991
5.50% due 07/15/2006 to 01/01/2034	4,508,111	4,478,022
5.875% due 03/21/2011	4,049,000	4,219,216
6.00% due 04/01/2016 to 11/01/2034	6,482,575	6,593,006
6.00% TBA **	7,395,000	7,466,062

		91,178,879
Federal National Mortgage
Association - 28.86%
2.50% due 06/15/2008	1,961,000	1,860,885
3.25% due 08/15/2008	1,961,000	1,890,635
3.765% due 07/01/2033 (b)	398,589	392,075
4.25% due 07/15/2007 to 11/02/2007	6,322,000	6,271,110
4.375% due 03/15/2013	1,030,000	1,002,940
4.50% due 07/01/2018 to 10/01/2035	28,512,735	27,548,734
4.50% TBA **	38,160,000	37,122,506
4.75% due 08/25/2008 to 08/02/2010	5,115,000	5,093,051
5.00% due 11/14/2008 to 10/01/2035	79,057,196	77,695,426
5.00% TBA **	93,500,000	91,441,385
5.125% due 12/15/2008	7,545,000	7,546,977
5.50% due 03/15/2011 to 10/01/2035	102,393,061	102,044,746
5.50% TBA **	66,000,000	65,340,000
6.00% due 05/15/2008 to 10/01/2035	40,232,321	40,687,599
6.00% TBA **	64,930,000	65,518,398
6.25% due 05/15/2029	7,843,000	9,238,968
6.50% due 06/01/2031 to 01/01/2034	8,095,943	8,325,763
6.625% due 09/15/2009	2,314,000	2,460,571
7.00% due 09/01/2010 to 10/25/2041	9,026,820	9,377,956
7.50% due 09/01/2029 to 08/01/2031	539,471	565,417

		561,425,142
Government National Mortgage
Association - 1.00%
5.00% due 04/15/2035	6,988,338	6,900,983
5.50% due 03/15/2035	7,431,792	7,482,885
6.00% due 02/15/2033 to 06/15/2033	3,623,459	3,714,361
6.50% due 09/15/2028 to 08/15/2031	702,492	735,034
7.00% due 04/15/2029	204,777	215,101

The accompanying notes are an integral part of the financial statements. 42

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Active Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
8.00% due 10/15/2026 to 05/15/2029		$342,761	$367,227

			19,415,591

The Financing Corp. - 0.26%
9.40% due 02/08/2018		420,000	587,773
10.35% due 08/03/2018		2,950,000	4,415,805

			5,003,578

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $710,900,271)			$706,928,490

FOREIGN GOVERNMENT OBLIGATIONS - 1.25%
Argentina - 0.17%
Republic of Argentina
zero coupon, Step up to 1.18% on
03/31/2009 due 12/31/2038	ARS	8,797,621	1,433,097
5.83% due 12/31/2033		3,784,976	1,467,802
Republic of Argentina, Series PGDP
zero coupon due 12/15/2035 (b)		19,532,033	312,383

			3,213,282

Canada - 0.24%
Government of Canada
5.50% due 06/01/2010	CAD	270,000	246,320
Province of Ontario
4.50% due 03/08/2015		4,975,000	4,344,479

			4,590,799

Chile - 0.06%
Republic of Chile
4.63% due 01/28/2008 (b)		$1,177,000	1,179,942
Colombia - 0.08%
Republic of Colombia
10.00% due 01/23/2012		1,005,000	1,195,950
11.75% due 03/01/2010	COP	804,000,000	393,750

			1,589,700

Denmark - 0.01%
Kingdom of Denmark
6.00% due 11/15/2009	DKK	1,200,000	211,165
Germany - 0.20%
Federal Republic of Germany
5.25% due 01/04/2011	EUR	1,275,000	1,659,513
5.25% due 01/04/2008		875,000	1,082,818
6.25% due 01/04/2030		725,000	1,225,307

			3,967,638

Hungary - 0.01%
Republic of Hungary
6.50% due 08/24/2006	HUF	29,410,000	137,649
Indonesia - 0.07%
Republic of Indonesia
7.50% due 01/15/2016		$1,200,000	1,245,000
Japan - 0.10%
Government of Japan
0.90% due 12/22/2008	JPY	29,450,000	253,036

Active Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Japan (continued)
Government of Japan, Series 264 (continued)
1.50% due 09/20/2014	JPY	68,650,000	$588,529
1.80% due 03/22/2010		132,350,000	1,173,148

			2,014,713
Mexico - 0.11%
Government of Mexico
8.00% due 12/07/2023	MXN	11,861,100	1,049,993
8.00% due 12/19/2013		8,332,200	772,877
9.875% due 02/01/2010		$290,000	340,170

			2,163,040
Panama - 0.03%
Republic of Panama
8.875% due 09/30/2027		344,000	409,360
9.375% due 07/23/2012		148,000	173,160

			582,520
Peru - 0.02%
Republic of Peru
9.125% due 02/21/2012		197,000	225,073
9.875% due 02/06/2015		148,000	177,600

			402,673
Philippines - 0.02%
Republic of Philippines
9.125% due 02/22/2010	EUR	148,000	198,484
10.625% due 03/16/2025		$99,000	125,730

			324,214
Sweden - 0.02%
Kingdom of Sweden
5.00% due 01/28/2009	SEK	1,570,000	209,382
5.25% due 03/15/2011		1,720,000	238,115

			447,497
Turkey - 0.05%
Republic of Turkey
20.00% due 10/17/2007	TRY	1,180,200	991,948
Ukraine - 0.03%
Republic of Ukraine
7.65% due 06/11/2013		$500,000	539,550
United Kingdom - 0.03%
Government of United Kingdom
6.00% due 12/07/2028	GBP	85,000	189,028
7.25% due 12/07/2007		95,000	172,464
8.00% due 12/07/2015		125,000	283,408

			644,900

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $22,749,670)			$24,246,230

CORPORATE BONDS - 26.47%
Aerospace - 0.19%
Systems 2001 Asset Trust LLC
6.664% due 09/15/2013		$2,277,194	2,423,276

The accompanying notes are an integral part of the financial statements. 43

John Hancock Trust
Portfolio of investments — December 31, 2005
(showing percentage of total net assets)

Active Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Aerospace (continued)
Systems 2001 Asset Trust LLC,
Series 2001, Class B
7.156% due 12/15/2011		$1,271,031	$1,331,794

			3,755,070
Air Travel - 0.01%
Delta Air Lines, Inc.
4.95% due 01/25/2008 (b)		151,741	151,936
8.00% due 12/15/2007		246,000	54,120

			206,056
Auto Parts - 0.00%
Delphi Trust II
6.197% due 11/15/2033 (b)		118,000	26,550
Auto Services - 0.19%
Erac USA Finance Company
5.90% due 11/15/2015		1,455,000	1,480,025
6.70% due 06/01/2034		295,000	317,365
7.95% due 12/15/2009		1,740,000	1,912,230

			3,709,620
Automobiles - 0.17%
DaimlerChrysler NA Holding Corp.
4.05% due 06/04/2008		1,716,000	1,670,517
DaimlerChrysler North America Holding
4.99% due 05/24/2006 (b)		1,299,000	1,300,668
Ford Motor Company
7.45% due 07/16/2031		594,000	403,920

			3,375,105
Banking - 1.71%
Allied Irish Banks PLC
7.50% due 12/29/2049 (b)	EUR	99,000	137,855
Banco Santander Chile
4.81% due 12/09/2009 (b)		$912,000	908,844
5.375% due 12/09/2014		295,000	294,553
Bank of Ireland
6.45% due 02/10/2010	EUR	99,000	131,318
Bank One Corp.
6.50% due 02/01/2006		$687,000	687,913
BankAmerica Institutional Capital B
7.70% due 12/31/2026		645,000	682,257
Capital One Financial Corp.
7.25% due 05/01/2006		1,907,000	1,921,939
Chuo Mitsui Trust & Banking Company
5.506% due 04/15/2049 (b)		2,785,000	2,698,698
Colonial Bank NA
6.375% due 12/01/2015		1,871,000	1,923,878
DBS Bank, Ltd.
7.125% due 05/15/2011		450,000	490,762
HBOS PLC
3.125% due 01/12/2007		858,000	843,453
5.375% due 11/29/2049 (b)		1,128,000	1,125,839
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)		265,000	253,840
Kazkommerts International BV
8.50% due 04/16/2013		350,000	381,150

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
MBNA America Bank
5.375% due 01/15/2008	$875,000	$882,594
NB Capital Trust IV
8.25% due 04/15/2027	2,039,760	2,184,230
Rabobank Capital Funding II
5.26% due 12/29/2049 (b)	2,740,000	2,714,565
RBS Capital Trust IV
5.3269% due 09/29/2049 (b)	897,000	904,671
Royal Bank of Scotland Group PLC
7.648% due 08/31/2049 (b)	2,715,000	3,278,848
Sovereign Capital Trust I
9.00% due 04/01/2027	1,910,000	2,049,027
TuranAlem Finance BV
7.875% due 06/02/2010	638,000	669,772
8.50% due 02/10/2015	600,000	644,580
Wachovia Capital Trust II
4.65% due 01/15/2027 (b)	2,015,000	1,936,117
Washington Mutual Bank FA
4.80% due 01/15/2015 (b)	1,070,000	1,085,244
5.65% due 08/15/2014	500,000	506,340
Washington Mutual, Inc.
4.20% due 01/15/2010	1,118,000	1,082,500
4.8013% due 03/22/2012 (b)	353,000	351,490
5.625% due 01/15/2007	1,593,000	1,601,774
Wells Fargo Company
3.50% due 04/04/2008	981,000	953,218

		33,327,269
Broadcasting - 0.41%
Clear Channel Communications, Inc.
6.00% due 11/01/2006	491,000	495,004
7.65% due 09/15/2010	736,000	787,834
Liberty Media Corp.
5.9913% due 09/17/2006 (b)	1,600,000	1,609,296
8.25% due 02/01/2030	1,623,000	1,590,306
News America Holdings, Inc.
6.75% due 01/09/2038	108,000	114,193
7.75% due 12/01/2045	491,000	562,900
8.25% due 08/10/2018	1,715,000	2,062,648
XM Satellite Radio Holdings, Inc.
12.00% due 06/15/2010	742,000	833,823

		8,056,004
Building Materials & Construction - 0.08%
Votorantim Overseas IV
7.75% due 06/24/2020	1,070,000	1,088,725
WCI Communities, Inc.
6.625% due 03/15/2015	442,000	384,540

		1,473,265
Business Services - 0.01%
Electronic Data Systems Corp.
7.125% due 10/15/2009	148,000	157,264
Cable and Television - 0.79%
BSKYB Finance UK PLC
6.50% due 10/15/2035	1,455,000	1,449,873

The accompanying notes are an integral part of the financial statements. 44

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cable and Television (continued)
Comcast Corp.
6.50% due 11/15/2035	$1,500,000	$1,528,586
Comcast Corp., Class A
5.30% due 01/15/2014	981,000	962,408
7.05% due 03/15/2033	549,000	592,692
Cox Communications, Inc.
4.625% due 01/15/2010	1,103,000	1,067,763
5.0388% due 12/14/2007 (b)	930,000	937,091
5.45% due 12/15/2014	922,000	899,690
6.75% due 03/15/2011	491,000	513,443
7.75% due 11/01/2010	368,000	398,570
Shaw Communications, Inc.
8.25% due 04/11/2010	695,000	746,256
TCI Communications, Inc.
9.80% due 02/01/2012	1,365,000	1,646,729
Time Warner Companies, Inc.
7.57% due 02/01/2024	1,716,000	1,871,730
9.125% due 01/15/2013	1,261,000	1,492,489
Time Warner, Inc.
6.15% due 05/01/2007	687,000	695,525
7.625% due 04/15/2031	451,000	502,256

		15,305,101
Cellular Communications - 0.41%
America Movil S.A. de CV
5.75% due 01/15/2015	1,275,000	1,279,335
American Tower Corp.
7.50% due 05/01/2012	638,000	666,710
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	573,000	642,938
8.125% due 05/01/2012	1,000,000	1,155,428
8.75% due 03/01/2031	471,000	623,989
Nextel Communications, Inc.
7.375% due 08/01/2015	148,000	156,108
Nextel Communications, Inc., Series F
5.95% due 03/15/2014	1,870,000	1,882,679
Rogers Wireless, Inc.
9.625% due 05/01/2011	422,000	485,300
Verizon Wireless Capital LLC
5.375% due 12/15/2006	1,103,000	1,106,633

		7,999,120
Chemicals - 0.20%
Cytec Industries, Inc.
6.75% due 03/15/2008	677,000	688,663
ICI Wilmington, Inc.
4.375% due 12/01/2008	912,000	888,700
Lyondell Chemical Company
10.875% due 05/01/2009	1,150,000	1,198,875
Nova Chemicals Ltd.
7.875% due 09/15/2025	1,075,000	1,042,750

		3,818,988
Commercial Services - 0.16%
Cendant Corp.
6.25% due 01/15/2008	1,726,000	1,757,127
6.25% due 03/15/2010	491,000	508,104

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
Cendant Corp. (continued)
6.875% due 08/15/2006	$589,000	$595,046
7.375% due 01/15/2013	143,000	159,763

		3,020,040

Computers & Business Equipment - 0.04%
Agilysys, Inc.
9.50% due 08/01/2006	795,000	812,887
Construction & Mining Equipment - 0.11%
Kennametal, Inc.
7.20% due 06/15/2012	1,905,000	2,060,105
Containers & Glass - 0.06%
BWAY Corp.
10.00% due 10/15/2010	1,030,000	1,076,350
Crude Petroleum & Natural Gas - 0.06%
Chesapeake Energy Corp.
7.00% due 08/15/2014	932,000	964,620
Premcor Refining Group, Inc.
7.50% due 06/15/2015	206,000	219,602

		1,184,222

Domestic Oil - 0.08%
Amerada Hess Corp.
7.30% due 08/15/2031	601,000	695,528
Devon Financing Corp., ULC
6.875% due 09/30/2011	295,000	322,681
Union Oil Company of California
7.50% due 02/15/2029	353,000	451,503

		1,469,712

Drugs & Health Care - 0.14%
Allegiance Corp.
7.00% due 10/15/2026	255,000	282,115
Wyeth
4.375% due 03/01/2008	540,000	533,839
5.50% due 02/15/2016	1,975,000	1,997,938

		2,813,892

Electrical Equipment - 0.42%
Ametek, Inc.
7.20% due 07/15/2008	1,565,000	1,631,919
General Electric Company
5.00% due 02/01/2013	6,525,000	6,521,607

		8,153,526

Electrical Utilities - 2.69%
AES Eastern Energy LP, Series 99-A
9.00% due 01/02/2017	1,673,924	1,899,904
AES Gener SA
7.50% due 03/25/2014	906,000	919,921
American Electric Power Company, Inc.
5.25% due 06/01/2015	540,000	538,150
Appalachian Power Company
5.80% due 10/01/2035	1,961,000	1,921,982
Arizona Public Service Co.
5.50% due 09/01/2035	1,118,000	1,057,711
Beaver Valley Funding Corp.
9.00% due 06/01/2017	2,545,000	2,919,293

The accompanying notes are an integral part of the financial statements. 45

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
BVPS II Funding Corp.
8.89% due 06/01/2017	$969,000	$1,137,645
CenterPoint Energy Houston Electric LLC, Series K2
6.95% due 03/15/2033	535,000	623,021
CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	1,765,000	2,018,438
CSFB (Empresa Electrica Guacolda SA)
8.625% due 04/30/2013	546,750	612,612
Dominion Resources, Inc.
5.70% due 09/17/2012	368,000	374,187
DTE Energy Company
6.45% due 06/01/2006	1,710,000	1,720,956
Edison Mission Energy
9.875% due 04/15/2011	400,000	466,500
Electricidad De Caracas Finance BV
10.25% due 10/15/2014	200,000	213,000
Empresa Nacional De Electricidad
8.35% due 08/01/2013	995,000	1,133,222
8.50% due 04/01/2009	412,000	449,343
Enersis SA
7.375% due 01/15/2014	633,000	680,871
Entergy (Waterford 3 Funding)
8.09% due 01/02/2017	2,383,998	2,533,499
Entergy Gulf States, Inc.
5.70% due 06/01/2015	915,000	895,486
FirstEnergy Corp.
6.45% due 11/15/2011	481,000	509,859
7.375% due 11/15/2031	1,299,000	1,532,781
HQI Transelec Chile SA
7.875% due 04/15/2011	1,705,000	1,886,792
Ipalco Enterprises, Inc.
8.625% due 11/14/2011	1,655,000	1,803,950
Kansas Gas & Electric
5.647% due 03/29/2021	1,150,000	1,138,189
Monterrey Power SA De CV
9.625% due 11/15/2009	676,740	760,486
Pacific Gas & Electric Company
4.20% due 03/01/2011	2,329,000	2,233,152
4.80% due 03/01/2014	598,000	582,767
6.05% due 03/01/2034	2,636,000	2,728,152
Pepco Holdings, Inc.
5.035% due 06/01/2010 (b)	705,000	708,027
PNPP II Funding Corp.
9.12% due 05/30/2016	923,000	1,040,443
PSEG Energy Holdings LLC
7.75% due 04/16/2007	1,375,000	1,423,125
PSEG Power LLC
5.00% due 04/01/2014	736,000	710,119
6.875% due 04/15/2006	841,000	845,356
8.625% due 04/15/2031	736,000	968,477
Scottish Power PLC
4.91% due 03/15/2010	1,265,000	1,253,254
System Energy Resources, Inc.
5.129% due 01/15/2014	1,609,024	1,552,274
Texas-New Mexico Power Company
6.125% due 06/01/2008	2,190,000	2,229,858

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
TransAlta Corp.
5.75% due 12/15/2013	$1,855,000	$1,882,549
TXU Australia Holdings LP
6.75% due 12/01/2006	455,000	461,734
TXU Corp., Series R
6.55% due 11/15/2034	2,952,000	2,789,339
United Energy Distribution Property, Ltd.
4.70% due 04/15/2011	344,000	339,396
Westar Energy, Inc.
5.95% due 01/01/2035	850,000	838,896

		52,334,716
Electronics - 0.11%
Jabil Circuit, Inc.
5.875% due 07/15/2010	853,000	866,332
Koninklijke Philips Electronics NV
7.20% due 06/01/2026	1,103,000	1,283,913

		2,150,245
Energy - 1.17%
Duke Capital LLC
6.75% due 02/15/2032	589,000	640,981
Duke Energy Corp.
7.00% due 10/15/2006	580,000	585,632
Enterprise Products Operating LP
4.95% due 06/01/2010	4,785,000	4,692,166
Enterprise Products Operating LP, Series B
5.00% due 03/01/2015	574,000	546,783
6.875% due 03/01/2033	471,000	498,954
GS Caltex Corp.
5.50% due 08/25/2014	471,000	472,056
Kansas City Power & Light Company, Series B
6.00% due 03/15/2007	574,000	579,796
Nexen, Inc.
5.875% due 03/10/2035	598,000	588,025
Northern Border Pipeline Company
6.25% due 05/01/2007	598,000	606,098
Pioneer Natural Resources Company
5.875% due 07/15/2016	398,000	394,149
Progress Energy, Inc.
6.75% due 03/01/2006	772,000	774,424
7.00% due 10/30/2031	2,319,000	2,573,436
Salton Sea Funding Corp.
7.84% due 05/30/2010	3,010,301	3,172,104
Salton Sea Funding Corp., Series E
8.30% due 05/30/2011	1,130,919	1,231,288
Sempra Energy
4.75% due 05/15/2009	437,000	430,888
TXU Energy Company LLC
4.92% due 01/17/2006 (b)	427,000	426,982
TXU Energy Company, LLC
7.00% due 03/15/2013	4,170,000	4,443,819

		22,657,581
Financial Services - 5.82%
American General Finance Corp., Series MTNI
4.875% due 07/15/2012	2,315,000	2,261,528

The accompanying notes are an integral part of the financial statements. 46

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Ameriprise Financial, Inc.
5.35% due 11/15/2010	$1,375,000	$1,384,421
Aries Vermogensverwaltung GmbH, Series REGS
9.60% due 10/25/2014	750,000	970,050
Astoria Depositor Corp.
8.144% due 05/01/2021	2,335,000	2,422,399
AXA Financial, Inc.
7.75% due 08/01/2010	533,000	590,190
Bank of New York Institutional Capital Trust A
7.78% due 12/01/2026	2,490,000	2,639,998
Bear Stearns Companies, Inc.
5.70% due 11/15/2014	981,000	1,011,796
Bosphorus Financial Services Ltd
6.14% due 02/15/2012 (b)	1,435,000	1,442,362
Caterpillar Financial Services Corp.
4.50% due 06/15/2009	520,000	512,766
CIT Group, Inc., Series MTN
4.5881% due 05/18/2007 (b)	437,000	438,184
Citigroup, Inc.
5.00% due 09/15/2014	1,657,000	1,631,076
5.625% due 08/27/2012	981,000	1,011,128
CNOOC Finance 2003 Ltd.
5.50% due 05/21/2033	545,000	517,940
Corporacion Andina de Fomento
6.875% due 03/15/2012	1,005,000	1,093,297
Credit Suisse First Boston USA, Inc.
4.625% due 01/15/2008	443,000	440,886
6.50% due 01/15/2012	491,000	525,261
Doral Financial Corp.
5.0041% due 07/20/2007 (b)	1,840,000	1,788,561
Dresdner Bank-New York
7.25% due 09/15/2015	589,000	674,471
ERP Operating LP
4.75% due 06/15/2009	687,000	679,031
ESI Tractebel Acquisition Corp., Series B
7.99% due 12/30/2011	2,401,000	2,524,051
FleetBoston Financial Corp.
4.875% due 12/01/2006	701,000	700,746
Ford Motor Credit Company
5.29% due 11/16/2006 (b)	3,690,000	3,582,842
6.875% due 02/01/2006	955,000	952,947
Fund American Companies, Inc.
5.875% due 05/15/2013	709,000	715,425
General Electric Capital Corp.
5.45% due 01/15/2013	3,064,000	3,138,572
General Electric Capital Corp., Series MTNA
2.97% due 07/26/2006	1,775,000	1,758,480
General Motors Acceptance Corp.
6.75% due 12/01/2014	1,345,000	1,209,990
6.875% due 09/15/2011	1,598,000	1,457,288
7.75% due 01/19/2010	2,128,000	1,987,312
8.00% due 11/01/2031	4,071,000	3,899,534
General Motors Acceptance Corp., Series MTN
5.07% due 04/13/2006 (b)	2,730,000	2,692,170
5.243% due 05/18/2006 (b)	1,855,000	1,825,635

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Glencore Funding LLC
6.00% due 04/15/2014	$2,615,000	$2,459,517
Household Finance Corp.
6.375% due 10/15/2011	1,085,000	1,146,929
6.40% due 06/17/2008	1,838,000	1,896,156
HSBC Finance Capital Trust IX
5.911% due 11/30/2035 (b)	1,700,000	1,714,462
HSBC Finance Corp.
4.625% due 01/15/2008	687,000	682,471
6.75% due 05/15/2011	2,700,000	2,897,562
HSBC USA, Inc.
4.625% due 04/01/2014	2,350,000	2,256,350
Humpuss Funding Corp.
7.72% due 12/15/2009	967,080	947,738
HVB Funding Trust III
9.00% due 10/22/2031	500,000	674,465
International Lease Finance Corp.
3.50% due 04/01/2009	677,000	644,411
4.55% due 10/15/2009	393,000	388,050
4.75% due 07/01/2009	1,530,000	1,504,014
5.00% due 04/15/2010	549,000	546,060
5.875% due 05/01/2013	785,000	812,349
International Lease Finance Corp., Series MTNP
4.55% due 01/15/2010 (b)	652,000	654,515
John Deere Capital Corp., Series MTND
4.125% due 01/15/2010	1,961,000	1,904,484
JP Morgan Chase & Company
6.75% due 02/01/2011	922,000	987,533
JPMorgan Chase & Company
5.35% due 03/01/2007	491,000	492,925
JSG Funding PLC
9.625% due 10/01/2012	205,000	205,000
Lehman Brothers Holdings, Inc., Series MTN
4.25% due 01/27/2010	4,245,000	4,139,584
MBNA Capital, Series B
5.05% due 02/01/2027 (b)	1,157,000	1,133,713
Metallurg Holdings, Inc.
10.50% due 10/01/2010	770,000	793,100
Midland Funding II, Series B
13.25% due 07/23/2006	2,728,080	2,825,453
Mizuho Financial Group (Cayman), Ltd.
8.375% due 12/29/2049	915,000	991,402
Mizuho JGB Investment LLC
9.87% due 12/31/2049 (b)	1,740,000	1,924,339
Morgan Stanley
4.25% due 05/15/2010	1,633,000	1,578,495
NiSource Finance Corp.
6.15% due 03/01/2013	977,000	1,023,173
7.875% due 11/15/2010	814,000	901,888
Noble Group Ltd.
6.625% due 03/17/2015	1,515,000	1,395,144
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015	1,451,000	1,426,297
Popular North America, Inc.
4.70% due 06/30/2009	598,000	587,464

The accompanying notes are an integral part of the financial statements. 47

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Popular North America, Inc., Series MTNE
6.125% due 10/15/2006	$716,000	$720,049
Reliastar Financial Corp.
6.50% due 11/15/2008	716,000	743,962
Residential Capital Corp.
5.67% due 11/21/2008 (b)	3,500,000	3,504,596
6.875% due 06/30/2015	4,059,000	4,313,033
SB Treasury Company LLC
zero coupon, Step up to 10.925% on
06/30/2008 due 12/29/2049 (b)	340,000	372,342
SLM Corp., Series MTNA
4.28% due 01/25/2008 (b)	2,075,000	2,076,332
5.00% due 04/15/2015	1,348,000	1,325,432
St. George Funding Company LLC
zero coupon, Step up to 8.985% on
06/30/2017 due 12/31/2049	3,080,000	3,353,270
State Street Institutional Capital A
7.94% due 12/30/2026 (c)	845,000	896,748
The Goldman Sachs Group, Inc.
5.125% due 01/15/2015	2,383,000	2,356,051
5.25% due 04/01/2013	1,226,000	1,227,736
Trinity Industries Leasing Companies
7.755% due 02/15/2009	1,614,577	1,691,270
Westfield Capital Corp, Ltd.
4.375% due 11/15/2010	721,000	697,890

		113,294,091
Food & Beverages - 0.66%
Ahold Lease USA, Inc., Series A-1
7.82% due 01/02/2020	2,539,171	2,716,912
American Seafoods Group LLC
10.125% due 04/15/2010	310,000	327,825
ASG Consolidated LLC/ASG Finance, Inc.
zero coupon, Step up to 11.5% on
11/01/2008 due 11/01/2011	1,900,000	1,510,500
Corn Products International, Inc.
8.45% due 08/15/2009	2,560,000	2,821,427
Kellogg Company, Series B
6.60% due 04/01/2011	481,000	514,954
Kraft Foods, Inc.
5.625% due 11/01/2011	966,000	991,113
Nabisco, Inc.
7.05% due 07/15/2007	412,000	424,403
7.55% due 06/15/2015	1,471,000	1,714,377
Panamerican Beverages, Inc.
7.25% due 07/01/2009	475,000	503,500
Smithfield Foods., Inc.
7.00% due 08/01/2011	897,000	919,425
Tate & Lyle International Finance PLC
5.00% due 11/15/2014	417,000	399,793

		12,844,229
Forest Products - 0.02%
Weyerhaeuser Company
6.125% due 03/15/2007	258,000	261,767
7.375% due 03/15/2032	148,000	164,533

		426,300

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Gas & Pipeline Utilities - 0.46%
Atlas Pipeline Partners LP
8.125% due 12/15/2015	$410,000	$413,588
Dynegy-Roseton Danskammer
7.67% due 11/08/2016	1,155,000	1,157,888
Energy Transfer Partners LP
5.65% due 08/01/2012	2,250,000	2,224,208
Kinder Morgan Energy Partners LP
5.80% due 03/15/2035	402,000	384,555
7.30% due 08/15/2033	603,000	690,103
Kinder Morgan Finance Company ULC
6.40% due 01/05/2036	1,500,000	1,537,324
Magellan Midstream Partners LP
6.45% due 06/01/2014	1,630,000	1,733,782
Michigan Consolidated Gas Company
5.70% due 03/15/2033	736,000	726,316

		8,867,764

Healthcare Services - 0.15%
Coventry Health Care, Inc.
5.875% due 01/15/2012	1,270,000	1,282,700
WellPoint, Inc.
3.50% due 09/01/2007	706,000	688,694
3.75% due 12/14/2007	540,000	528,006
5.00% due 12/15/2014	417,000	409,621

		2,909,021

Holdings Companies/Conglomerates - 0.04%
SPI Electricity & Gas Australia Holdings Party Ltd.
6.15% due 11/15/2013	798,000	851,862
Homebuilders - 0.03%
Pulte Homes, Inc.
6.25% due 02/15/2013	515,000	524,659
Hotels & Restaurants - 0.48%
Harrah's Operating Company, Inc.
7.125% due 06/01/2007	1,755,000	1,799,535
Hilton Hotels Corp.
8.25% due 02/15/2011	451,000	494,254
Hyatt Equities LLC
6.875% due 06/15/2007	1,915,000	1,953,825
La Quinta Properties, Series MTN
7.30% due 01/16/2006	520,000	520,322
Majestic Star LLC
9.75% due 01/15/2011	695,000	700,213
Marriott International, Inc.
4.625% due 06/15/2012	1,324,000	1,274,339
Mashantucket Western Pequot Tribe
5.912% due 09/01/2021	805,000	804,332
Mohegan Tribal Gaming Authority
8.00% due 04/01/2012	492,000	519,060
MTR Gaming Group, Inc., Series B
9.75% due 04/01/2010	1,165,000	1,243,637

		9,309,517

Household Products - 0.09%
RPM International, Inc.
6.25% due 12/15/2013	1,735,000	1,749,078

The accompanying notes are an integral part of the financial statements. 48

John Hancock Trust
Portfolio of investments — December 31, 2005
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrial Machinery - 0.04%
Caterpillar, Inc.
7.25% due 09/15/2009	$687,000	$740,227
Industrials - 0.06%
Tyco International Group SA
6.875% due 01/15/2029	1,060,000	1,155,339
Insurance - 3.83%
ACE INA Holdings, Inc.
5.875% due 06/15/2014	5,147,000	5,324,247
Aetna, Inc.
7.375% due 03/01/2006	246,000	246,975
Allstate Corp.
5.55% due 05/09/2035	3,615,000	3,542,566
American International Group, Inc.
5.05% due 10/01/2015	2,000,000	1,962,860
AON Capital Trust A
8.205% due 01/01/2027	4,000,000	4,751,392
Arch Capital Group Ltd.
7.35% due 05/01/2034	3,627,000	4,092,123
Aspen Insurance Holdings Ltd.
6.00% due 08/15/2014	1,981,000	1,971,335
Assurant, Inc.
5.625% due 02/15/2014	461,000	466,912
6.75% due 02/15/2034	2,510,000	2,727,845
CNA Financial Corp.
5.85% due 12/15/2014	6,617,000	6,664,226
Endurance Specialty Holdings Ltd.
6.15% due 10/15/2015	2,240,000	2,256,878
7.00% due 07/15/2034	3,627,000	3,846,201
Hartford Financial Services Group, Inc.
4.625% due 07/15/2013	417,000	399,837
Liberty Mutual Group, Inc.
6.50% due 03/15/2035	5,037,000	4,914,253
Liberty Mutual Insurance Company
7.697% due 10/15/2097	735,000	774,792
Markel Corp.
7.35% due 08/15/2034	1,585,000	1,705,482
Marsh & McLennan Companies, Inc.
5.375% due 03/15/2007	829,000	830,627
5.375% due 07/15/2014	319,000	313,968
5.75% due 09/15/2015	1,962,000	1,977,765
Massachusetts Mutual Life Insurance Company
7.625% due 11/15/2023	2,235,000	2,767,724
Metlife, Inc.
5.70% due 06/15/2035	2,780,000	2,790,297
Monumental Global Funding
5.20% due 01/30/2007	1,125,000	1,126,688
Nationwide Mutual Insurance Company
7.875% due 04/01/2033	167,000	202,273
New York Life Insurance Company
5.875% due 05/15/2033	1,555,000	1,623,058
North Front Pass-Through Trust
5.81% due 12/15/2024 (b)	1,130,000	1,131,046
Odyssey Re Holdings Corp.
7.65% due 11/01/2013	785,000	820,251

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Insurance (continued)
Ohio Casualty Corp.
7.30% due 06/15/2014	$1,230,000	$1,313,431
Oil Casualty Insurance, Ltd.
8.00% due 09/15/2034	1,150,000	1,137,546
Phoenix Life Insurance Company
7.15% due 12/15/2034	1,300,000	1,357,177
Provident Financing Trust I
7.405% due 03/15/2038	1,685,000	1,622,739
Prudential Financial, Inc.
4.75% due 04/01/2014	1,343,000	1,312,253
The Phoenix Companies, Inc.
6.675% due 02/16/2008	1,340,000	1,352,546
Travelers Property Casualty Corp.
6.375% due 03/15/2033	1,069,000	1,138,349
URC Holdings Corp.
7.875% due 06/30/2006	1,577,000	1,593,789
W.R. Berkley Corp.
6.15% due 08/15/2019	699,000	703,438
Willis Group North America, Inc.
5.125% due 07/15/2010	695,000	692,907
5.625% due 07/15/2015	805,000	804,687
XL Capital, Ltd.
5.25% due 09/15/2014	741,000	723,275
Zurich Capital Trust I
8.376% due 06/01/2037	1,365,000	1,477,285

		74,461,043
International Oil - 0.33%
Delek & Avner-Yam Tethys Ltd.
5.326% due 08/01/2013	1,081,658	1,056,704
Newfield Exploration Company
8.375% due 08/15/2012	197,000	210,790
Pemex Project Funding Master Trust
5.7913% due 06/15/2010 (b)	897,000	928,395
6.125% due 08/15/2008	687,000	700,740
9.125% due 10/13/2010	2,015,000	2,319,265
Ras Laffan Liquefied Natural Gas
3.437% due 09/15/2009	1,030,335	994,510
Ras Laffan LNG III
5.838% due 09/30/2027	285,000	284,917

		6,495,321
Leisure Time - 0.42%
AMC Entertainment, Inc.
9.50% due 02/01/2011	940,000	924,725
AOL Time Warner, Inc.
7.70% due 05/01/2032	4,206,000	4,730,316
MGM Mirage, Inc.
6.00% due 10/01/2009	816,000	810,900
6.375% due 12/15/2011	628,000	624,075
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	437,000	439,731
Waterford Gaming, LLC
8.625% due 09/15/2012	610,000	649,650

		8,179,397

The accompanying notes are an integral part of the financial statements. 49

John Hancock Trust
Portfolio of investments — December 31, 2005
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Liquor - 0.03%
Anheuser-Busch Companies, Inc.
6.50% due 02/01/2043	$540,000	$616,491
Medical-Hospitals - 0.18%
HCA Inc., Series MTN
9.00% due 12/15/2014	545,000	633,873
HCA, Inc.
6.375% due 01/15/2015	1,314,000	1,328,236
7.875% due 02/01/2011	422,000	453,716
Manor Care, Inc.
6.25% due 05/01/2013	1,125,000	1,169,006

		3,584,831

Metal & Metal Products - 0.16%
Alcan, Inc.
5.00% due 06/01/2015	339,000	328,841
Inco Ltd.
7.75% due 05/15/2012	1,726,000	1,926,278
Vedanta Resources PLC
6.625% due 02/22/2010	785,000	764,339

		3,019,458

Mining - 0.05%
Corporacion Nacional del Cobre
5.50% due 10/15/2013	481,000	491,760
Freeport-McMoRan Copper & Gold, Inc.
10.125% due 02/01/2010	460,000	505,425

		997,185

Paper - 0.27%
International Paper Company
5.85% due 10/30/2012	2,157,000	2,188,645
Longview Fibre Company
10.00% due 01/15/2009	250,000	262,500
Norske Skogindustrier ASA
7.625% due 10/15/2011	1,706,000	1,826,753
Plum Creek Timberlands LP
5.875% due 11/15/2015	965,000	977,523

		5,255,421

Petroleum Services - 0.24%
Noram Energy Corp.
6.50% due 02/01/2008	2,220,000	2,275,455
Valero Logistics Operations LP
6.05% due 03/15/2013	2,392,000	2,471,051

		4,746,506

Pharmaceuticals - 0.32%
AmerisourceBergen Corp.
5.875% due 09/15/2015	1,961,000	1,978,159
Caremark Rx, Inc.
7.375% due 10/01/2006	1,319,000	1,341,486
Hospira, Inc.
5.90% due 06/15/2014	412,000	425,525
Medco Health Solutions, Inc.
7.25% due 08/15/2013	1,410,000	1,550,337
Schering Plough Corp.
5.55% due 12/01/2013 (b)	937,000	954,583

		6,250,090

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Photography - 0.05%
Sotheby's Holdings, Inc.
6.875% due 02/01/2009	$1,045,000	$1,047,612
Real Estate - 1.15%
Boston Properties, Ltd., REIT
6.25% due 01/15/2013	785,000	823,505
Camden Property Trust, REIT
5.00% due 06/15/2015	804,000	771,807
Colonial Properties Trust, REIT
6.25% due 06/15/2014	554,000	572,088
Colonial Realty LP
5.50% due 10/01/2015	1,569,000	1,529,334
Developers Diversified Realty Corp., REIT
4.625% due 08/01/2010	1,103,000	1,068,463
Duke Realty Corp., REIT
4.7613% due 12/22/2006 (b)	597,000	597,711
Health Care Property Investors, Inc., REIT
7.50% due 01/15/2007	1,445,000	1,479,869
Health Care Property Investors, Inc., Series MTN,
REIT
4.875% due 09/15/2010	1,471,000	1,433,116
Health Care REIT, Inc.
6.20% due 06/01/2016	1,015,000	1,015,422
Health Care, Inc., REIT
6.00% due 11/15/2013	755,000	755,459
Healthcare Realty Trust, Inc., REIT
8.125% due 05/01/2011	1,720,000	1,905,082
Hospitality Properties Trust, REIT
6.75% due 02/15/2013	628,000	669,067
iStar Financial, Inc., REIT
6.05% due 04/15/2015	1,030,000	1,038,591
Price, Inc., REIT
7.50% due 11/05/2006	491,000	501,295
Prologis, REIT
7.05% due 07/15/2006	970,000	978,124
Rouse Company, REIT
5.375% due 11/26/2013	456,000	432,844
Simon Property Group LP, REIT
5.45% due 03/15/2013	1,125,000	1,126,794
5.75% due 12/01/2015	1,500,000	1,522,140
Socgen Real Estate Company LLC
7.64% due 12/29/2049 (b)	2,501,000	2,602,148
Spieker Properties LP, REIT
7.125% due 12/01/2006	1,455,000	1,479,355

		22,302,214

Retail Grocery - 0.09%
Delhaize America, Inc.
9.00% due 04/15/2031	985,000	1,157,984
The Kroger Company
7.50% due 04/01/2031	510,000	569,351

		1,727,335

Sanitary Services - 0.04%
Waste Management, Inc.
7.75% due 05/15/2032	625,000	771,754
The accompanying notes are an integral part of the financial statements. 50

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Active Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Software - 0.01%
Activant Solutions, Inc.
10.0544% due 04/01/2010 (b)		$215,000	$221,719
Telecommunications Equipment &
Services - 0.84%
Citizens Communications Company
9.00% due 08/15/2031		3,039,000	3,076,988
Corning, Inc.
6.05% due 06/15/2015		1,040,000	1,032,139
Corning, Inc., Series MTN
8.30% due 04/04/2025		2,715,000	2,843,962
Deutsche Telekom International Finance BV
6.625% due 07/11/2011	EUR	99,000	134,727
8.00% due 06/15/2010		$1,098,000	1,244,881
8.25% due 06/15/2030		1,358,000	1,727,198
France Telecom SA
8.00% due 03/01/2011		996,000	1,112,471
8.50% due 03/01/2031 (b)		1,009,000	1,346,268
Innova S de R.L.
9.375% due 09/19/2013		1,190,000	1,322,387
Intelsat, Ltd.
8.695% due 01/15/2012 (b)		220,000	223,575
SBC Communications, Inc.
4.125% due 09/15/2009		368,000	355,349
5.10% due 09/15/2014		799,000	780,529
5.625% due 06/15/2016		613,000	616,777
Singapore Telecommunications, Ltd.
6.375% due 12/01/2011		466,000	496,504

			16,313,755
Telephone - 1.30%
AT&T Corp.
9.75% due 11/15/2031 (b)		2,370,000	2,977,014
BellSouth Corp.
4.20% due 09/15/2009		613,000	595,459
6.00% due 11/15/2034		2,000,000	1,998,186
Sprint Capital Corp.
6.125% due 11/15/2008		838,000	861,725
6.375% due 05/01/2009		613,000	636,231
6.875% due 11/15/2028		2,133,000	2,330,708
8.375% due 03/15/2012		398,000	461,267
8.75% due 03/15/2032		4,104,000	5,446,336
Telecom Italia Capital SA
4.00% due 01/15/2010		775,000	738,147
4.00% due 11/15/2008		981,000	951,367
6.00% due 09/30/2034		2,608,000	2,512,430
Telecomunicaciones de Puerto Rico, Inc.
6.65% due 05/15/2006		2,960,000	2,976,529
Verizon Florida, Inc., Series F
6.125% due 01/15/2013		1,905,000	1,924,311
Verizon, New York, Inc.
6.875% due 04/01/2012		765,000	797,459

			25,207,169
Tobacco - 0.02%
Altria Group, Inc.
7.00% due 11/04/2013		337,000	368,760

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Transportation - 0.05%
CSX Corp.
4.5606% due 08/03/2006 (b)	$848,000	$849,149
Overseas Shipholding Group, Inc.
8.25% due 03/15/2013	148,000	156,510

		1,005,659

Utility Service - 0.03%
Public Service Company of New Mexico
4.40% due 09/15/2008	667,000	653,174

TOTAL CORPORATE BONDS (Cost $513,021,956)		$514,839,669

COLLATERALIZED MORTGAGE
OBLIGATIONS - 16.50%
American Home Mortgage Investment Trust,
Series 2005-2, Class 4A1
5.66% due 09/25/2045	3,851,477	3,864,231
Banc of America Commercial Mortgage Inc.,
Series 2005-3, Class J
5.3445% due 07/10/2043	2,100,000	1,910,683
Banc of America Commercial Mortgage Inc.,
Series 2005-5, Class G
5.402% due 10/10/2015	1,800,000	1,696,373
Banc of America Commercial Mortgage Inc.,
Series 2005-5, Class H
5.402% due 10/10/2015	1,200,000	1,074,466
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class F
5.279% due 11/10/2039	650,000	627,826
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class G
5.377% due 11/10/2039	650,000	625,769
Banc of America Commercial Mortgage, Inc.,
Series 2004-4, Class A3
4.128% due 07/10/2042	1,602,716	1,556,394
Banc of America Commercial Mortgage, Inc.,
Series 2005-2, Class AJ
4.953% due 07/10/2043 (b)	2,524,154	2,459,893
Banc of America Commercial Mortgage, Inc.,
Series 2005-4, Class A5A
4.933% due 07/10/2045	3,235,508	3,178,265
Banc of America Commercial Mortgage, Inc.,
Series 2005-6, Class A4
5.182% due 09/10/2047 (b)	2,625,000	2,637,184
Banc of America Commercial Mortgage, Inc.,
Series 2005-6, Class H
5.182% due 09/10/2047 (b)	1,650,000	1,575,776
Banc of America Large Loan, Series 2005-BBA6,
Class B
4.5794% due 01/15/2019 (b)	4,265,000	4,264,616
Banc of America Large Loan, Series 2005-BOCA,
Class K
5.7194% due 12/15/2016 (b)	690,000	690,611
Banc of America Large Loan, Series 2005-ESHA,
Class E
4.947% due 07/14/2020 (b)	2,000,000	1,999,732

The accompanying notes are an integral part of the financial statements. 51

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Banc of America Large Loan,
Series 2005-MIB1, Class B
1.00% due 03/15/2022 (b)	$4,495,000	$4,493,384
Bank of America Commercial Mortgage, Inc.,
Series 2001-3, Class A1
4.89% due 04/11/2037	753,040	751,294
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-12, Class 2A1
4.5126% due 02/25/2035 (b)	650,402	638,953
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-9, Class 3A2
4.9825% due 02/25/2034 (b)	739,931	732,056
Bear Stearns Alt-A Trust, Series 2005-3, Class B2
5.3787% due 04/25/2035 (b)	649,232	647,693
Bear Stearns Asset Backed Securities, Inc.,
Series 2003-AC4, Class A
5.00% due 09/25/2033	809,576	793,203
Bear Stearns Asset Backed Securities, Inc.,
Series 2004-AC5, Class A1
5.25% due 10/25/2034	719,067	714,172
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-T20, Class H
5.303% due 10/12/2042	2,950,000	2,808,725
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR5, Class X1
0.076% IO due 07/11/2042	35,506,418	740,032
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-T16, Class X1
0.0921% IO due 02/13/2046 (b)	32,745,273	640,891
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-PWR9, Class A4B
4.943% due 09/11/2042	2,597,673	2,544,122
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR8, Class AJ
4.75% due 06/11/2041	2,347,708	2,246,717
Bear Stearns Commercial Mortgage Securities,
Series 2005-T20, Class A4A
5.1561% due 10/12/2042 (b)	1,325,000	1,331,354
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class C
7.928% due 07/15/2032	1,470,381	1,631,863
Chaseflex Trust, Series 2005-2, Class 4A1
5.00% due 05/25/2020	3,298,431	3,261,472
Citigroup Mortgage Loan Trust, Inc., Series 2005-1,
Class 2B1
4.718% due 04/25/2035 (b)	3,693,864	3,653,469
Citigroup Mortgage Loan Trust, Inc., Series 2005-5,
Class 2A3
5.00% due 08/25/2035	2,122,801	2,102,795
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2005-CD1, Class A4
5.224% due 09/15/2020	1,905,000	1,924,855
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2005-CD1, Class C
5.225% due 09/15/2020	760,000	758,183

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2005-CD1, Class J
5.224% due 09/15/2020	$3,715,000	$3,335,232
Commercial Mortgage Acceptance Corp.,
Series 1999-C1, Class A1
6.79% due 06/15/2031	116,478	116,474
Commercial Mortgage Pass Through Certificates,
Series 2004-CNL, Class A2
4.6694% due 09/15/2014 (b)	970,000	970,641
Commercial Mortgage Pass-Through Certificates,
Series 2003-LB1A, Class A2
4.084% due 06/10/2038	2,475,141	2,320,790
Commercial Mortgage Pass-Through Certificates,
Series 2005-C6, Class B
5.2193% due 06/10/2044 (b)	2,450,635	2,438,952
Commercial Mortgage Pass-Through Certificates,
Series 2005-C6, Class G
5.459% due 06/10/2044	1,475,000	1,398,989
Commercial Mortgage Pass-Through Certificates,
Series 2005-C6, Class XC1
0.04% IO due 06/10/2044	340,087,544	2,320,655
Commercial Mortgage Pass-Through Certificates,
Series 2005-FL11, Class AJ
4.5694% due 11/15/2017 (b)	3,000,000	2,998,138
Countrywide Alternative Loan Trust,
Series 2004-24CB, Class 1A1
6.00% due 11/25/2034	1,531,444	1,534,795
Countrywide Alternative Loan Trust,
Series 2004-J7, Class 1A2
4.673% due 08/25/2034 (b)	857,949	854,855
Countrywide Alternative Loan Trust,
Series 2005-J1, Class 3A1
6.50% due 08/25/2032	1,555,018	1,581,746
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-HYB2, Class 4A
4.5544% due 07/20/2034 (b)	7,990,945	7,890,253
Countrywide Home Loans,
Series 2005-12, Class 2A5
5.50% due 05/25/2035	775,246	765,378
Countrywide Home Loans, Series 2005-6,
Class 2A1
5.50% due 04/25/2035	1,924,945	1,905,772
Crown Castle Towers LLC,
Series 2005-1A, Class AFX
4.643% due 06/15/2035	1,630,000	1,595,305
Crown Castle Towers LLC,
Series 2005-1A, Class D
5.612% due 06/15/2035	1,870,000	1,821,383
CS First Boston Mortgage Securities Corp.,
Series 2001-CF2, Class A3
6.238% due 02/15/2034	1,002,802	1,022,730
CS First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4
5.435% due 09/15/2034	1,715,445	1,743,334
CS First Boston Mortgage Securities Corp.,
Series 2001-CP4, Class A4
6.18% due 12/15/2035	1,592,913	1,671,801

The accompanying notes are an integral part of the financial statements. 52

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	$980,254	$1,029,157
CS First Boston Mortgage Securities Corp.,
Series 2004-C4, Class A4
4.283% due 10/15/2039	539,140	516,845
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AX
0.0486% IO due 02/15/2038 (b)	59,668,892	713,419
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class F
4.821% due 02/15/2038	1,030,000	952,932
CS First Boston Mortgage Securities Corp.,
Series 2005-C2, Class B
5.016% due 04/15/2037 (b)	2,881,947	2,800,954
CS First Boston Mortgage Securities Corp.,
Series 2005-C4, Class F
5.3924% due 08/15/2038 (b)	2,575,000	2,525,921
CS First Boston Mortgage Securities Corp.,
Series 2005-C4, Class G
5.3924% due 08/15/2038 (b)	2,235,000	2,176,599
CS First Boston Mortgage Securities Corp.,
Series 2005-TF2A, Class K
5.5694% due 09/15/2020 (b)	1,000,000	1,005,294
Deutsche Mortgage and Asset Receiving Corp.,
Series 1998-C1, Class C
6.861% due 06/15/2031	1,160,000	1,198,934
Federal Home Loan Mortgage Corp.,
Series 2003-2640, Class WA
3.50% due 03/15/2033	409,038	393,934
Federal Home Loan Mortgage Corp.,
Series 2005-3033, Class JH
5.00% due 06/15/2032	3,993,073	3,946,797
Federal Home Loan Mortgage Corp.,
Series 2005-3033, Class KT
5.00% due 09/15/2022	6,732,537	6,674,015
Federal Home Loan Mortgage Corp.,
Series 2005-3046, Class BA
5.00% due 10/15/2024	4,781,625	4,742,314
Federal Home Loan Mortgage Corp.,
Series 2005-3046, Class BC
5.00% due 08/15/2023	1,783,375	1,771,834
Federal Home Loan Mortgage Corp., Series MTN
4.875% due 10/04/2010	3,640,000	3,603,909
Federal National Mortgage Association Whole
Loan, Series 2002-W3, Class A5
7.50% due 01/25/2028	658,866	689,141
Federal National Mortgage Association,
Series 2003-17, Class QT
5.00% due 08/25/2027	5,452,500	5,402,954
Federal National Mortgage Association,
Series 2003-33, Class AC
4.25% due 03/25/2033	347,510	335,829
Federal National Mortgage Association,
Series 2003-49, Class JE
3.00% due 04/25/2033	1,018,863	922,286

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association,
Series 2003-58, Class AD
3.25% due 07/25/2033	$1,041,602	$965,813
Federal National Mortgage Association,
Series 2003-63, Class PE
3.50% due 07/25/2033	826,649	763,653
FHLMC Structured Pass Through Securities,
Series T-41, Class 3A
7.50% due 07/25/2032	333,198	347,972
First Horizon Alternative Mortgage Securities,
Series 2004-AA5, Class B1
5.2482% due 12/25/2034 (b)	553,702	549,798
First Union National Bank Commercial Mortgage
Trust, Series 2001-C2, Class A1
6.204% due 01/12/2043	1,743,056	1,776,888
First Union National Bank Commercial Mortgage
Trust, Series 2002-C1, Class A1
5.585% due 02/12/2034	788,268	800,116
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A1
6.079% due 05/15/2033	126,433	128,903
GE Capital Commercial Mortgage Corp.,
Series 2001-3, Class A2
6.07% due 06/10/2038	1,102,786	1,154,109
GE Capital Commercial Mortgage Corp.,
Series 2002-2A, Class A3
5.349% due 08/11/2036	735,191	744,926
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class XC
0.042% IO due 06/10/2048 (b)	93,587,138	1,185,749
GE Capital Commercial Mortgage Corp.,
Series 2005-C2, Class A4
4.978% due 05/10/2043 (b)	2,176,164	2,145,857
GE Capital Commercial Mortgage Corp.,
Series 2005-C2, Class C
5.133% due 05/10/2043 (b)	2,171,263	2,138,490
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class H
5.3334% due 11/10/2045 (b)	1,550,000	1,489,756
G-Force LLC, Series 2005-RR2, Class A4B
5.422% due 12/25/2039	2,425,000	2,415,338
Global Signal Trust, Series 2004-1A, Class D
5.098% due 01/15/2034	2,180,000	2,138,866
Global Signal Trust, Series 2004-2A, Class D
5.093% due 12/15/2014	975,000	940,636
GMAC Commercial Mortgage Securities, Inc.,
Series 1997-C1, Class A3
6.869% due 07/15/2029	224,326	229,295
GMAC Commercial Mortgage Securities, Inc.,
Series 2001-C1, Class A1
5.988% due 04/15/2034	3,028,123	3,035,504
GMAC Commercial Mortgage Securities, Inc.,
Series 2002-C1, Class A1
5.785% due 11/15/2039	2,541,637	2,582,732
Government National Mortgage Association,
Series 2003-42, Class XA
3.75% due 05/16/2033	263,093	247,903

The accompanying notes are an integral part of the financial statements. 53

John Hancock Trust
Portfolio of investments — December 31, 2005
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Greenwich Capital Commercial Funding Corp.,
Series 2002-C1, Class A2
4.112% due 01/11/2017	$2,257,210	$2,202,348
Greenwich Capital Commercial Funding Corp.,
Series 2003-C2, Class A2
4.022% due 01/05/2036	2,030,000	1,969,770
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5, Class A2
5.117% due 04/10/2037	3,705,000	3,713,996
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5, Class H
5.369% due 04/10/2037	2,000,000	1,820,978
GS Mortgage Securities Corp II, Series 2005-GG4,
Class E
5.078% due 07/10/2039 (b)	2,627,081	2,535,796
GS Mortgage Securities Corp II, Series 2005-GG4,
Class XC
0.1064% IO due 07/10/2039 (b)	104,052,776	2,053,315
GSR Mortgage Loan Trust, Series 2005-AR5,
Class 1A1
4.6323% due 10/25/2035 (b)	8,391,955	8,290,496
GSR Mortgage Loan Trust, Series 2004-9, Class B1
4.4883% due 08/25/2034 (b)	1,525,786	1,498,189
Harborview Mortgage Loan Trust, Series 2004-7,
Class 2A3
4.4398% due 11/19/2034 (b)	4,527,112	4,516,957
Hilton Hotels Pool Trust, Series 2000-HLTA, Class B
4.8113% due 10/03/2015 (b)	335,000	336,798
Impac Secured Assets Corp., Series 2005-1,
Class 1A1
4.2825% due 07/25/2035 (b)	9,819,545	9,691,498
IndyMac Index Mortgage Loan Trust,
Series 2004-AR13, Class B1
5.2962% due 01/25/2035	793,123	796,834
IndyMac Index Mortgage Loan Trust,
Series 2005-AR5, Class B1
5.4354% due 05/25/2035 (b)	1,459,894	1,474,609
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP4, Class H
5.153% due 10/15/2042 (b)	1,700,000	1,509,596
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2002-C1, Class A3
5.376% due 07/12/2037	2,568,266	2,603,894
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-CBX, Class A2
3.89% due 01/12/2037	735,191	715,367
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-FL1A, Class A1
4.54% due 04/16/2019 (b)	446,351	446,529
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP2, Class E
4.981% due 07/15/2042 (b)	1,524,295	1,470,821
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP3, Class A4B
4.996% due 08/15/2042 (b)	2,680,000	2,636,389

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP4, Class B
5.129% due 10/15/2042 (b)	$1,335,000	$1,309,449
JPMorgan Mortgage Trust, Series 2005-A2,
Class 1A1
4.7691% due 04/25/2035 (b)	1,873,072	1,858,406
JPMorgan Mortgage Trust, Series 2005-S2,
Class 2A16
6.50% due 09/25/2035	2,662,119	2,739,148
LB-UBS Commercial Mortgage Trust,
Series 2002-C1, Class A4
6.462% due 03/15/2031	1,470,381	1,575,837
LB-UBS Commercial Mortgage Trust,
Series 2005-C1, Class XCL
0.1184% IO due 02/15/2040 (b)	48,088,907	1,035,571
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class AJ
4.843% due 07/15/2040	2,029,126	1,957,927
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class G
5.111% due 07/15/2040 (b)	1,264,528	1,224,183
LB-UBS Commercial Mortgage Trust,
Series 2005-C5, Class A2
4.885% due 09/15/2040	2,881,947	2,868,777
LB-UBS Commercial Mortgage Trust,
Series 2005-C7, Class K
5.4778% due 11/15/2040 (b)	2,800,000	2,536,023
Merrill Lynch Mortgage Investors, Inc.,
Series 1997-C1, Class A3
7.12% due 06/18/2029	50,380	50,703
Merrill Lynch Mortgage Trust, Series 2005-MCP1,
Class E
5.131% due 06/12/2043 (b)	2,105,000	2,021,116
Merrill Lynch Mortgage Trust, Series 2004-BPB1,
Class XC
0.058% IO due 09/12/2041	28,400,000	560,980
Merrill Lynch Mortgage Trust, Series 2004-KEY2,
Class A4
4.864% due 08/12/2039 (b)	1,588,012	1,553,540
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class F
5.384% due 07/12/2038	1,600,000	1,552,640
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class XC
0.041% IO due 07/12/2038	281,739,000	1,808,764
Merrill Lynch Mortgage Trust, Series 2005-CKI1,
Class A6
5.245% due 11/12/2037 (b)	2,455,000	2,489,616
Merrill Lynch Mortgage Trust, Series 2005-LC1,
Class G
5.377% due 01/12/2044	2,150,000	2,032,636
Merrill Lynch Mortgage Trust, Series 2005-MCP1,
Class AJ
4.845% due 06/12/2043 (b)	2,171,263	2,099,355
Merrill Lynch Mortgage Trust, Series 2005-MKB2,
Class A4
5.204% due 09/12/2042 (b)	737,000	738,331

The accompanying notes are an integral part of the financial statements. 54

John Hancock Trust
Portfolio of investments — December 31, 2005
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
MLCC Mortgage Investors, Inc., Series 2004-1,
Class 2A1
4.7418% due 12/25/2034 (b)	$1,248,938	$1,234,790
MLCC Mortgage Investors, Inc., Series 2005-A,
Class A1
4.6088% due 03/25/2030 (b)	762,283	761,830
Morgan Stanley Capital I
0.0524% IO due 07/15/2056 (b)	38,300,000	1,083,070
Morgan Stanley Capital I, Series 2004-T13, Class A2
3.94% due 09/13/2045	1,347,850	1,293,019
Morgan Stanley Capital I, Series 2005-HQ6, Class B
5.152% due 08/13/2042 (b)	2,500,000	2,461,870
Morgan Stanley Capital I, Series 2005-HQ7,
Class A2
5.205% due 11/14/2042 (b)	2,185,000	2,197,173
Morgan Stanley Capital I, Series 2005-HQ7,
Class A4
5.205% due 11/14/2042 (b)	2,395,000	2,415,109
Morgan Stanley Capital I, Series 2005-IQ10,
Class A4A
5.23% due 09/15/2042 (b)	3,560,000	3,572,652
Morgan Stanley Capital I, Series 2005-T17, Class X1
0.0399% IO due 12/13/2041 (b)	76,880,766	1,157,325
Multi Security Asset Trust, Series 2005-RR4A,
Class F
5.88% due 11/28/2035 (b)	580,000	576,131
Nomura Asset Acceptance Corp., Series 2004-R1,
Class A2
7.50% due 03/25/2034	5,175,389	5,374,913
Provident Funding Mortgage Loan Trust,
Series 2005-1, Class B1
4.3709% due 05/25/2035 (b)	518,060	504,084
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	597,955	631,005
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A2
6.226% due 12/18/2035	1,110,673	1,122,799
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A3
6.428% due 12/18/2035	1,225,318	1,291,163
SBA CMBS Trust, Series 2005-1A, Class A
5.369% due 11/15/2035	800,000	808,250
SBA CMBS Trust, Series 2005-1A, Class B
5.565% due 11/15/2035	700,000	707,547
SBA CMBS Trust, Series 2005-1A, Class C
5.731% due 11/15/2035	3,998,000	4,037,512
SBA CMBS Trust, Series 2005-1A, Class D
6.219% due 11/15/2035	390,000	394,235
SBA CMBS Trust, Series 2005-1A, Class E
6.706% due 11/15/2035	2,390,000	2,415,954
Sequoia Mortgage Trust, Series 2005-3, Class A1
4.57% due 05/20/2035 (b)	1,021,281	1,020,030
Structured Asset Securities Corp.,
Series 1998-RF2, Class A
8.582% due 07/15/2027 (b)	572,503	579,850

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C10, Class A3
4.39% due 02/15/2041	$1,960,508	$1,885,571
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class XC
0.0417% IO due 03/15/2042 (b)	49,824,539	451,370
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class A5
4.661% due 05/15/2044	3,313,258	3,208,401
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class AJ
4.793% due 05/15/2044	1,862,483	1,789,248
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class E
5.109% due 05/15/2044 (b)	2,525,000	2,429,202
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class G
5.2244% due 07/15/2042 (b)	1,500,000	1,416,255
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class H
5.195% due 10/15/2044 (b)	2,800,000	2,495,072
Wachovia Bank Commercial Mortgage Trust,
Series 2005-WL5A, Class A2
4.5694% due 01/15/2018 (b)	1,045,000	1,044,807
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-6,
Class 1CB
6.50% due 08/25/2035	2,191,016	2,227,989
Washington Mutual, Inc., Series 2005-1, Class 6A1
6.50% due 03/25/2035	1,317,411	1,341,934
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-7, Class 2A2
5.00% due 07/25/2019	2,120,658	2,089,512
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16, Class 2A1
4.9453% due 10/25/2035 (b)	14,889,425	14,807,874
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR2, Class 3A1
4.9503% due 03/25/2035 (b)	1,837,021	1,843,175

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $335,375,464)		$321,017,550

ASSET BACKED SECURITIES - 4.17%
Amresco Residential Securities Mortgage Loan
Trust, Series 1998-1, Class A6
6.51% due 08/25/2027	256,263	255,478
ARG Funding Corp., Series 2005-2A, Class A1
4.54% due 05/20/2009	1,630,000	1,620,302
Argent Securities, Inc., Series 2004-W1, Class M3
5.8288% due 03/25/2034 (b)	1,568,407	1,575,884
Bank One Issuance Trust, Series 2003-C1,
Class C1
4.54% due 09/15/2010	510,000	504,975
California Infrastructure Development PG&E-1,
Series 1997-1, Class A7
6.42% due 09/25/2008	255,110	257,041

The accompanying notes are an integral part of the financial statements. 55

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Capital One Master Trust, Series 2000-3, Class C
7.90% due 10/15/2010	$640,000	$667,911
Capital Trust Re CDO Ltd, Series 2005-1A, Class C
5.12% due 03/20/2050 (b)	1,250,000	1,249,125
Capital Trust Re CDO Ltd, Series 2005-1A, Class E
6.47% due 03/20/2050 (b)	834,000	834,880
Capital Trust Re CDO Ltd, Series 2005-3A, Class A1
5.094% due 06/25/2035	3,490,000	3,531,989
Centex Home Equity, Series 2004-D, Class AF4
4.68% due 06/25/2032	780,000	774,109
Centex Home Equity, Series 2005-A, Class M4
5.1788% due 01/25/2035 (b)	875,000	878,339
Citibank Credit Card Issuance Trust,
Series 2003-C3, Class C3
4.45% due 04/07/2010	589,000	581,460
Contimortgage Home Equity Loan Trust,
Series 1995-2, Class A5
8.10% due 08/15/2025	53,608	55,544
Continental Airlines Inc., Series 00-2
7.707% due 04/02/2021	1,149,277	1,158,485
Continental Airlines Inc., Series 01-1
7.033% due 06/15/2011	467,072	420,365
Continental Airlines Inc., Series 991A
6.545% due 02/02/2019	761,330	760,175
Countrywide Asset-Backed Certificates,
Series 2004-10, Class AF3
3.842% due 10/25/2030 (b)	2,196,000	2,174,305
Countrywide Asset-Backed Certificates,
Series 2004-12, Class 2AV2
4.6588% due 09/25/2033 (b)	1,203,638	1,205,051
Credit-Based Asset Servicing and Securitization,
Series 2005-CB8, Class AF2
5.303% due 12/25/2035	4,000,000	4,005,000
CW Capital Cobalt I, Series 2005-1A, Class A1
4.67% due 05/25/2045 (b)	868,164	867,028
Drivetime Auto Owner Trust,
Series 2004-A, Class A3
2.419% due 08/15/2008	1,318,155	1,301,883
Equity One ABS, Inc., Series 2003-4, Class AF3
3.531% due 11/25/2033	260,551	259,611
Equity One ABS, Inc., Series 2004-1, Class M2
5.115% due 04/25/2034	750,000	732,243
Equity One ABS, Inc., Series 2004-1, Class M3
5.26% due 04/25/2034	750,000	727,195
Equity One ABS, Inc., Series 2004-2, Class AV2
4.6288% due 07/25/2034 (b)	343,310	343,740
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2004-FF3, Class A2C
4.8588% due 05/25/2034 (b)	1,000,000	1,006,621
Home Equity Mortgage Trust,
Series 2005-3, Class A1
4.6188% due 11/25/2035 (b)	3,013,790	3,013,767
IndyMac Home Equity Loan Asset-Backed Trust,
Series 2004-B, Class A2B
4.7388% due 11/25/2034 (b)	690,747	691,869

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
5.0788% due 02/25/2034 (b)	$1,200,000	$1,203,158
MBNA Master Credit Card Trust, Series 1999-B,
Class C
6.65% due 08/15/2011	600,000	625,601
Morgan Stanley ABS Capital I,
Series 2004-OP1, Class A2B
4.6688% due 11/25/2034 (b)	1,470,381	1,472,297
New Century Home Equity Loan Trust,
Series 2004-A, Class AII5
5.25% due 08/25/2034 (b)	990,000	985,172
Newcastle CDO, Ltd., Series 2005-7A, Class 2FL,
144A
4.72% due 12/25/2050	2,690,000	2,690,000
Onyx Acceptance Auto Trust,
Series 2002-C, Class A4
4.07% due 04/15/2009	343,637	343,212
Option One Mortgage Loan Trust, Series 2004-1,
Class M1
4.9788% due 01/25/2034 (b)	800,000	802,835
Peco Energy Transition Trust,
Series 1999-A, Class A7
6.13% due 03/01/2009	1,412,000	1,447,043
PG&E Energy Recovery Funding LLC,
Series 2005-1, Class A3
4.14% due 09/25/2012	1,098,000	1,073,705
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class AF3
4.982% due 09/25/2035 (b)	3,234,838	3,228,918
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A2
5.35% due 01/25/2036 (b)	3,700,000	3,700,000
Renaissance Home Equity Loan Trust,
Series 2004-4, Class AF2
3.856% due 02/25/2035	2,070,000	2,044,681
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF3
4.499% due 08/25/2035	1,835,000	1,803,254
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF4
4.934% due 08/25/2035	1,740,000	1,695,113
Renaissance Home Equity Loan Trust,
Series 2005-4, Class A2
5.399% due 02/25/2036	3,000,000	3,000,000
Residential Accredit Loans, Inc.,
Series 2004-QS16, Class 1A1
5.50% due 12/25/2034	1,663,282	1,657,634
Residential Asset Mortgage Products, Inc.,
Series 2003-RS10, Class AI5
4.91% due 01/25/2031	1,420,000	1,412,230
Residential Asset Mortgage Products, Inc.,
Series 2004-RS9, Class AI4
4.767% due 10/25/2032 (b)	1,125,000	1,112,551
Residential Asset Mortgage Products, Inc.,
Series 2004-RZ3, Class AI4
4.572% due 05/25/2033 (b)	650,000	635,195

The accompanying notes are an integral part of the financial statements. 56

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Residential Asset Securities Corp.,
Series 1999-KS4, Class AI4
7.22% due 06/25/2028	$173,571	$174,245
Sail Net Interest Margin Notes, Series 2005-6A,
Class A
4.75% due 07/27/2035	4,155,331	4,133,256
Specialty Underwriting & Residential Finance,
Series 2003-BC4, Class A3B
4.788% due 11/25/2034	1,191,254	1,181,320
Specialty Underwriting & Residential Finance,
Series 2004-BC4, Class A2B
4.6888% due 10/25/2035 (b)	1,715,445	1,719,656
Structured Asset Investment Loan Trust,
Series 2004-8, Class A13
4.6788% due 09/25/2034 (b)	2,695,699	2,697,580
Structured Asset Investment Loan Trust,
Series 2004-8, Class A7
4.6788% due 09/25/2034 (b)	1,470,381	1,471,687
Structured Asset Securities Corp.,
Series 2004-16XS, Class A2
4.91% due 08/25/2034	684,381	681,991
Structured Asset Securities Corp.,
Series 2004-19XS, Class A2
4.37% due 10/25/2034	1,100,000	1,091,219
Structured Asset Securities Corp.,
Series 2004-6XS, Class M1
4.92% due 03/25/2034	1,100,000	1,067,153
USAA Auto Owner Trust, Series 2004-3, Class A3
3.16% due 02/17/2009	1,422,000	1,401,795
Vanderbilt Acquisition Loan Trust,
Series 2002-1, Class A3
5.70% due 09/07/2023	750,000	751,546
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI5
4.89% due 11/25/2028 (b)	2,451,000	2,409,805

TOTAL ASSET BACKED SECURITIES
(Cost $81,658,083)		$81,168,227

SUPRANATIONAL OBLIGATIONS - 0.07%
Honduras - 0.03%
Central American Bank for Economic Integration
6.75% due 04/15/2013	638,000	679,489
Venezuela - 0.04%
Corporacion Andina de Fomento
5.20% due 05/21/2013	736,000	733,016

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $1,429,257)		$1,412,505

SHORT TERM INVESTMENTS - 0.40%
State Street Global Advisers Funds (c)	$7,756,656	$7,756,656

TOTAL SHORT TERM INVESTMENTS
(Cost $7,756,656)		$7,756,656

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 13.84%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$269,397,349 on 1/3/2006,
collateralized by $4,710,000 U.S.
Treasury Notes, 4.375% due
08/15/2012 (valued at $4,799,961,
including interest) and
$267,255,000 U.S. Treasury
Notes, 4.125% due 08/15/2008
(valued at $269,927,550, including
interest) (c)***	$269,336,000	$269,336,000

TOTAL REPURCHASE AGREEMENTS
(Cost $269,336,000)		$269,336,000

Total Investments (Active Bond Trust)
(Cost $2,197,618,377) - 112.14%		$2,181,403,867
Liabilities in Excess of Other Assets - (12.14)%		(236,101,152)

TOTAL NET ASSETS - 100.00%		$1,945,302,715

Core Bond Trust
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 19.44%
U.S. Treasury Bonds - 8.09%
4.50% due 12/15/2010	$4,318,000	$4,321,372
5.375% due 02/15/2031	97,000	108,958
6.00% due 02/15/2026 ***	2,285,000	2,694,516
6.25% due 08/15/2023 to 05/15/2030 ***	4,369,000	5,291,645

		12,416,491
U.S. Treasury Notes - 11.35%
4.00% due 09/30/2007	186,000	184,707
4.00% due 02/15/2015 ***	1,399,000	1,356,374
4.125% due 05/15/2015 ***	1,164,000	1,138,492
4.25% due 11/30/2007 to 08/15/2015	3,085,000	3,067,581
4.25% due 10/31/2007 ***	4,253,000	4,240,539
4.50% due 11/15/2015	4,284,000	4,319,142
4.50% due 11/15/2010 ***	3,114,000	3,130,787

		17,437,622

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $29,880,470)		$29,854,113

U.S. GOVERNMENT AGENCY OBLIGATIONS - 55.62%
Federal Home Loan Bank - 0.93%
5.065% due 10/20/2015	1,441,404	1,423,014
Federal Home Loan Mortgage Corp. - 39.90%
3.50% due 05/15/2016 to 05/15/2026	344,743	336,852
3.57% due 06/15/2029	937,354	909,935
3.90% due 01/15/2023	2,129,719	2,067,965
4.00% due 08/17/2007 to 04/15/2025	3,271,162	3,228,478
4.125% due 04/02/2007 to 07/12/2010	1,597,000	1,561,362
4.25% due 04/05/2007	1,802,000	1,790,608
4.50% due 11/15/2014 to 08/01/2035	10,100,200	9,880,137

The accompanying notes are an integral part of the financial statements. 57

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.
(continued)
5.00% due 11/01/2019 to 12/01/2035	$8,693,141	$8,508,590
5.00% TBA **	295,000	285,320
5.50% due 04/01/2017 to 02/15/2035	12,403,335	12,413,867
6.00% due 12/01/2025 to 12/01/2099	15,712,000	15,851,345
6.625% due 09/15/2009	4,177,000	4,437,820

		61,272,279
Federal National Mortgage
Association - 14.79%
3.50% due 06/25/2023 to 10/25/2031	1,070,784	1,004,374
4.00% due 09/25/2031	1,354,962	1,287,469
4.50% due 11/25/2014 to 09/01/2035	10,471,228	10,200,150
4.50% TBA **	200,000	188,250
4.95% due 07/01/2015	23,827	23,683
5.00% due 02/01/2018 to 08/25/2035	1,320,934	1,294,000
5.50% due 01/01/2017 to 11/25/2033	848,246	848,020
5.50% TBA **	944,000	933,674
5.67% due 03/01/2009	407,633	412,867
6.00% due 05/15/2011	2,362,000	2,498,139
6.00% TBA **	4,000,000	4,031,248

		22,721,874

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $85,733,620)		$85,417,167

FOREIGN GOVERNMENT OBLIGATIONS - 0.27%
Mexico - 0.10%
Government of Mexico
5.875% due 01/15/2014	56,000	57,960
6.75% due 09/27/2034	90,000	98,438

		156,398
Russia - 0.17%
Russian Federation
5.00% due 03/31/2030	235,000	264,962

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $418,456)		$421,360

CORPORATE BONDS - 15.94%
Automobiles - 0.26%
DaimlerChrysler NA Holding Corp.
6.50% due 11/15/2013	175,000	183,233
8.50% due 01/18/2031	184,000	222,643

		405,876
Banking - 0.68%
BAC Capital Trust VI
5.625% due 03/08/2035	216,000	212,525
China Development Bank
5.00% due 10/15/2015	125,000	123,224
PNC Funding Corp.
5.25% due 11/15/2015	236,000	235,288
Wachovia Corp.
5.50% due 08/01/2035	202,000	196,811

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Zions Bancorporation
6.00% due 09/15/2015	$265,000	$276,935

		1,044,783

Broadcasting - 0.13%
News America, Inc.
6.20% due 12/15/2034	133,000	132,109
6.40% due 12/15/2035	60,000	60,476

		192,585

Cable and Television - 0.21%
Comcast Corp.
5.50% due 03/15/2011	126,000	126,684
5.65% due 06/15/2035	214,000	196,909

		323,593

Cellular Communications - 0.44%
America Movil SA de CV
6.375% due 03/01/2035	276,000	272,219
AT&T Broadband Corp.
8.375% due 03/15/2013	88,000	101,858
Verizon Wireless Capital LLC
5.375% due 12/15/2006	305,000	306,004

		680,081

Crude Petroleum & Natural Gas - 0.25%
Canadian Natural Resources, Ltd.
5.85% due 02/01/2035	272,000	274,422
EnCana Corp.
6.50% due 08/15/2034	93,000	103,914

		378,336

Domestic Oil - 0.23%
Amerada Hess Corp.
7.125% due 03/15/2033	316,000	358,697
Drugs & Health Care - 0.28%
Wyeth
5.50% due 02/15/2016	430,000	434,994
Electrical Utilities - 0.92%
American Electric Power Company, Inc., Series C
5.375% due 03/15/2010	395,000	398,179
Dominion Resources, Inc.
5.95% due 06/15/2035	109,000	106,394
Kansas Gas & Electric
5.647% due 03/29/2021	221,000	218,730
Pacific Gas & Electric Company
6.05% due 03/01/2034	138,000	142,824
Pepco Holdings, Inc.
6.45% due 08/15/2012	131,000	137,840
PSEG Power LLC
8.625% due 04/15/2031	107,000	140,798
Public Service Company of Colorado
7.875% due 10/01/2012	228,000	265,425

		1,410,190

Energy - 0.04%
Progress Energy, Inc.
7.00% due 10/30/2031	60,000	66,583

The accompanying notes are an integral part of the financial statements. 58

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services - 5.84%
American General Finance Corp.
3.875% due 10/01/2009	$315,000	$301,700
Capital One Bank
4.875% due 05/15/2008	230,000	229,064
Capital One Financial Corp.
8.75% due 02/01/2007	373,000	387,464
CIT Group, Inc., Series MTN
4.75% due 08/15/2008	206,000	205,216
Citigroup, Inc.
5.00% due 09/15/2014	433,000	426,226
6.50% due 01/18/2011	332,000	353,747
Credit Suisse First Boston USA, Inc.
4.875% due 08/15/2010	265,000	262,967
Ford Motor Credit Company
5.70% due 01/15/2010	514,000	436,932
7.00% due 10/01/2013	64,000	54,685
General Electric Capital Corp.
4.875% due 03/04/2015	272,000	268,260
General Electric Capital Corp., Series MTNA
3.75% due 12/15/2009	119,000	114,171
General Electric Capital Corp., Series A, MTN
6.00% due 06/15/2012	347,000	365,457
HSBC Finance Corp.
4.75% due 04/15/2010	803,000	791,109
5.00% due 06/30/2015	180,000	175,035
JP Morgan Chase & Company
6.75% due 02/01/2011	306,000	327,750
JP Morgan Chase Capital XV
5.875% due 03/15/2035	141,000	140,187
Lazard Group, LLC
7.125% due 05/15/2015	550,000	577,549
Merrill Lynch & Company, Inc., MTN, Series C
4.25% due 02/08/2010	480,000	466,907
Morgan Stanley
4.00% due 01/15/2010	123,000	118,318
5.375% due 10/15/2015	510,000	510,494
Nuveen Investments, Inc.
5.00% due 09/15/2010	121,000	119,055
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015	63,000	61,927
Residential Capital Corp.
6.125% due 11/21/2008	850,000	852,067
6.375% due 06/30/2010	620,000	629,991
The Goldman Sachs Group, Inc.
5.125% due 01/15/2015	192,000	189,829
6.125% due 02/15/2033	175,000	183,666
Washington Mutual Bank
5.125% due 01/15/2015	310,000	302,885
Washington Mutual, Inc.
4.00% due 01/15/2009	123,000	119,295

		8,971,953
Food & Beverages - 0.31%
Kraft Foods, Inc.
5.625% due 11/01/2011	172,000	176,472
6.50% due 11/01/2031	92,000	101,214

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Food & Beverages (continued)
Molson Coors Capital Financial
4.85% due 09/22/2010	$202,000	$199,228

		476,914
Gas & Pipeline Utilities - 0.73%
Duke Capital LLC
7.50% due 10/01/2009	274,000	294,232
Energy Transfer Partners LP
5.65% due 08/01/2012	189,000	186,833
5.95% due 02/01/2015	185,000	184,350
Kinder Morgan Finance Company ULC
5.35% due 01/05/2011	120,000	120,172
6.40% due 01/05/2036	180,000	184,479
Magellan Midstream Partners LP
5.65% due 10/15/2016	151,000	152,198

		1,122,264
Homebuilders - 0.03%
Pulte Homes, Inc.
6.00% due 02/15/2035	43,000	38,166
Insurance - 1.29%
Aegon Funding Corp.
5.75% due 12/15/2020	180,000	182,722
American International Group, Inc.
4.25 due 05/15/2013	123,000	116,989
4.70% due 10/01/2010	532,000	524,305
5.05% due 10/01/2015	145,000	142,307
Coventry Health Care, Inc.
6.125% due 01/15/2015	180,000	184,500
Marsh & McLennan Companies, Inc.
5.15% due 09/15/2010	102,000	101,322
Metlife, Inc.
5.70% due 06/15/2035	155,000	155,574
Prudential Financial, Inc., Series MTNC
4.75% due 06/13/2015	79,000	76,561
Reinsurance Group of America, Inc.
6.75% due 12/15/2065 (b)	145,000	146,287
Travelers Property Casualty Corp.
6.375% due 03/15/2033	151,000	160,796
UnumProvident Finance Company, PLC
6.85% due 11/15/2015	180,000	187,493

		1,978,856
International Oil - 0.27%
Pemex Project Funding Master Trust
7.375% due 12/15/2014	56,000	62,216
Petro-Canada
5.95% due 05/15/2035	120,000	121,732
Ras Laffan LNG III
5.838% due 09/30/2027	237,000	236,931

		420,879
Leisure Time - 0.11%
Time Warner Entertainment Company, LP
8.375% due 07/15/2033	139,000	164,195

The accompanying notes are an integral part of the financial statements. 59

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Manufacturing - 0.14%
Tyco International Group SA
6.375% due 10/15/2011	$211,000	$219,143
Metal & Metal Products - 0.14%
CODELCO, Inc.
5.625% due 09/21/2035	208,000	207,057
Paper - 0.09%
Celulosa Arauco y Constitucion SA
5.625% due 04/20/2015	135,000	134,015
Petroleum Services - 0.58%
Halliburton Company
5.50% due 10/15/2010	123,000	125,627
8.75% due 02/15/2021	233,000	306,599
Valero Energy Corp.
6.875% due 04/15/2012	204,000	222,285
7.50% due 04/15/2032	109,000	132,467
Valero Logistics Operations LP
6.05% due 03/15/2013	99,000	102,272

		889,250

Real Estate - 0.99%
Developers Diversified Realty Corp., REIT
5.375% due 10/15/2012	254,000	250,168
Health Care REIT, Inc.
6.20% due 06/01/2016	180,000	180,075
ProLogis REIT
5.25% due 11/15/2010	435,000	435,298
Simon Property Group LP, REIT
4.60% due 06/15/2010	123,000	119,907
5.10% due 06/15/2015	163,000	157,646
5.375% due 06/01/2011	370,000	370,884

		1,513,978

Retail Grocery - 0.05%
The Kroger Company
7.50% due 04/01/2031	75,000	83,728
Retail Trade - 0.08%
Wal-Mart Stores, Inc.
5.25% due 09/01/2035	131,000	127,158
Telecommunications Equipment &
Services - 0.39%
France Telecom SA
7.20% due 03/01/2006	358,000	359,436
SBC Communications, Inc.
6.15% due 09/15/2034	130,000	130,580
Verizon Global Funding Corp.
5.85% due 09/15/2035	116,000	111,786

		601,802

Telephone - 1.34%
AT&T Corp.
9.75% due 11/15/2031 (b)	102,000	128,125
British Telecommunications PLC
8.875% due 12/15/2030	131,000	175,270
Sprint Capital Corp.
6.00% due 01/15/2007	461,000	465,508
6.125% due 11/15/2008	254,000	261,191

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telephone (continued)
Sprint Capital Corp. (continued)
7.625% due 01/30/2011	$123,000	$135,636
8.75% due 03/15/2032	155,000	205,697
Telecom Italia Capital
4.875% due 10/01/2010	192,000	188,235
Telecom Italia Capital SA
5.25% due 11/15/2013	369,000	362,090
Telefonos de Mexico SA de CV
5.50% due 01/27/2015	131,000	129,232

		2,050,984

Transportation - 0.12%
Norfolk Southern Corp.
7.05% due 05/01/2037	152,000	181,386

TOTAL CORPORATE BONDS (Cost $24,729,075)		$24,477,446

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.30%
Banc of America Commercial Mortgage, Inc.,
Series 2005-6, Class AM
5.182% due 09/10/2047 (b)	288,000	288,001
Bear Stearns Commercial Mortgage Securities Inc.,
Series 2005-PW10, Class AAB
5.382% due 12/11/2040	298,000	302,000
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-PWR8, Class AAB
4.581% due 06/11/2041	573,000	554,165
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2005-CD1, Class A3
5.23% due 09/15/2020 (b)	205,000	206,158
Commercial Mortgage Pass Through Certificates,
Series 2000-C1, Class C
7.706% due 08/15/2033	66,000	72,195
Countrywide Alternative Loan Trust, Series
2005-J4, Class 2A1B
4.4988% due 07/25/2035 (b)	198,148	198,023
Credit Suisse First Boston Mortgage Securities
Corp., Series 2005-C6, Class B
5.23% due 12/15/2040 (b)	240,000	235,986
CS First Boston Mortgage Securities Corp, Series
2002-CKS4, Class A2
5.183% due 11/15/2036	405,000	406,285
CS First Boston Mortgage Securities Corp, Series
2003-CPN1, Class A2
4.597% due 03/15/2035	99,000	96,441
First Union National Bank Commercial Mortgage,
Series 2001-C3, Class A3
6.423% due 08/15/2033	303,000	320,889
First Union National Bank Commercial Mortgage,
Series 2001-C4, Class B
6.417% due 12/12/2033	177,000	188,407
GE Capital Commercial Mortgage Corp.,
Series 2002-2A, Class A3
5.349% due 08/11/2036	367,000	371,859
General Electric Capital Commercial Mortgage
Corp., Series 2005-C3, Class A2
4.853% due 07/10/2045	321,000	318,671

The accompanying notes are an integral part of the financial statements. 60

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
GMAC Commercial Mortgage Securities, Inc. Series
2003-C3, Class A4
5.023% due 04/10/2040	$307,000	$304,363
GMAC Commercial Mortgage Securities, Inc.,
Series 2002-C2, Class A3
5.713% due 10/15/2038	124,000	128,055
GMAC Commercial Mortgage Securities, Inc.,
Series 2004-C1, Class A1
3.118% due 03/10/2038	290,380	281,528
Greenwich Capital Commercial Funding Corp,
Series 2005-GG5, Class AAB
5.19% due 04/10/2037 (b)	479,000	480,235
GS Mortgage Securities Corp II, Series 1998-GLII,
Class A2
6.562% due 04/13/2031	505,000	520,273
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-CB11, Class ASB
5.201% due 08/12/2037 (b)	73,000	73,213
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP5, Class A4
5.179% due 12/15/2044 (b)	178,000	178,880
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP5, Class B
5.334% due 12/15/2044 (b)	84,000	84,317
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2004-C3, Class A1
3.765% due 01/15/2042	1,012,588	988,615
LB Commercial Conduit Mortgage Trust, Series
1999-C2, Class A1
7.105% due 10/15/2032	84,304	85,302
LB-UBS Commercial Mortgage Trust, Series
2003-C7, Class A4
4.931% due 09/15/2035 (b)	751,000	742,180
LB-UBS Commercial Mortgage Trust, Series
2005-C2, Class A1
4.59% due 04/15/2030	90,802	90,110
Merrill Lynch Mortgage Trust, Series 2005-CKI1,
Class ASB
5.244% due 11/12/2037 (b)	309,000	311,947
Merrill Lynch Mortgage Trust, Series 2005-LC1,
Class AM
5.264% due 01/12/2044 (b)	240,000	241,320
Merrill Lynch Mortgage Trust, Series 2005-CKI1,
Class A6
5.245% due 11/12/2037 (b)	131,000	132,847
Morgan Stanley Capital I, Series 2004-HQ4, Class
A2
3.92% due 04/14/2040	266,000	260,069
Morgan Stanley Capital I, Series 2005-IQ10, Class
AAB
5.178% due 09/15/2042 (b)	287,000	287,528
Specialty Underwriting & Residential Finance,
Series 2005-BC4, Class A2A
4.48% due 09/25/2036 (b)	322,000	322,000
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class A4
5.195% due 10/15/2044 (b)	140,000	141,155

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A3
5.125% due 12/15/2044 (b)	$307,000	$308,493
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class AM
5.155% due 12/15/2044 (b)	250,000	251,245
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C6, Class A3
4.957% due 08/15/2035	232,000	230,138
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C8, Class A3
4.445% due 11/15/2035	174,000	169,186
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class A4
5.083% due 03/15/2042 (b)	325,000	322,487
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C18, Class APB
4.807% due 04/15/2042	202,000	198,160
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class APB
4.621% due 05/15/2044	282,000	273,014
Washington Mutual Asset Securities Corp., Series
2005-C1A, Class AJ
5.19% due 05/25/2036 (b)	249,000	247,457

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $11,325,403)		$11,213,197

ASSET BACKED SECURITIES - 11.88%
Advanta Business Card Master Trust, Series
2005-A4, Class A4
4.75% due 01/20/2011	119,000	118,902
AmeriCredit Automobile Receivables Trust, Series
2005-CF, Class A3
4.47% due 05/06/2010	298,000	295,944
AmeriCredit Automobile Receivables Trust, Series
2005-DA, Class A2
4.747% due 11/06/2008	198,000	197,937
AmeriCredit Automobile Receivables Trust,
Series 2003-DM, Class A4
2.84% due 08/06/2010	487,000	478,613
Ameriquest Mortgage Securities Inc., Series
2004-R12, Class A3
4.6588% due 01/25/2035	352,478	353,223
Atlantic City Electric Transition Funding LLC, Series
2003-1, Class A1
2.89% due 07/20/2011	396,440	383,514
BMW Vehicle Owner
Trust, Series 2003-A, Class A4
2.53% due 02/25/2008	591,261	585,935
Brazos Higher Education Authority, Inc., Series
2005-4, Class A5
4.91% due 12/01/2040	245,000	245,000
Cabela's Master Credit Card Trust, Series
2005-1A, Class A1
4.97% due 10/15/2013	325,000	327,369

The accompanying notes are an integral part of the financial statements. 61

John Hancock Trust
Portfolio of investments — December 31, 2005
(showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Capital Auto Receivables Asset Trust, Series
2004-1, Class A3
2.00% due 11/15/2007	$255,587	$252,369
Capital One Master Trust, Series 2001-3A, Class A
5.45% due 03/16/2009	566,000	567,731
Capital One Multi-Asset Execution Trust, Series
2005-A8, Class A
4.40% due 08/15/2011	593,000	587,811
Carrington Mortgage Loan Trust, Series 2005-NC3,
Class A1B
4.54% due 06/25/2035 (b)	301,000	300,998
Chase Manhattan Auto Owner
Trust, Series 2003-A, Class A4
2.06% due 12/15/2009	591,000	577,719
Citibank Credit Card Issuance Trust, Series
2000-A3, Class A3
6.875% due 11/16/2009	97,000	100,586
Citibank Credit Card Issuance Trust, Series
2003-A2, Class A2
2.70% due 01/15/2008	552,000	551,571
Citibank Credit Card Issuance Trust, Series
2003-A3, Class A3
3.10% due 03/10/2010	208,000	200,619
Citibank Credit Card Issuance Trust, Series
2004-A1, Class A1
2.55% due 01/20/2009	542,000	529,357
Citibank Credit Card Issuance Trust, Series
2005-B1, Class B1
4.40% due 09/15/2010	240,000	236,963
Comed Transitional Funding Trust, Series 1998-1,
Class A6
5.63% due 06/25/2009	156,719	157,724
Comed Transitional Funding Trust, Series 1998-1,
Class A7
5.74% due 12/25/2010	59,000	60,148
Countrywide Asset-Backed Certificates, Series
2005-17, Class 1AF2
5.363% due 05/25/2036 (b)	120,000	119,978
Countrywide Asset-Backed Certificates, Series
2005-12, Class 1A1
4.53% due 02/25/2036 (b)	192,514	192,504
Countrywide Asset-Backed Certificates, Series
2005-BC4, Class 2A1
4.50% due 08/25/2035 (b)	151,615	151,627
Detroit Edison Securitization Funding LLC, Series
2001-1, Class A3
5.875% due 03/01/2010	150,619	152,328
Encore Credit Receivables Trust, Series 2005-3,
Class 2A1
4.4988% due 10/25/2035 (b)	232,134	232,368
Ford Credit Auto Owner Trust,
Series 2005-A, Class A2
3.08% due 07/15/2007	206,977	206,310
Ford Credit Auto Owner Trust,
Series 2005-A, Class A3
3.48% due 11/15/2008	136,000	134,281

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Ford Credit Auto Owner Trust,
Series 2005-B, Class A3
4.17% due 01/15/2009	$313,000	$310,529
Franklin Auto Trust, Series 2005-1, Class A2
4.84% due 09/22/2008	83,000	82,994
GS Auto Loan Trust, Series 2005-1, Class A3
4.45% due 05/17/2010	230,000	228,814
Household Automotive Trust,
Series 2005-3, Class A2
4.70% due 01/27/2009	179,000	178,837
Hyundai Auto Receivables Trust, Series 2005-A,
Class A4
4.18% due 02/15/2012	258,000	252,561
Illinois Power Special Purpose Trust, Series
1998-1, Class A6
5.54% due 06/25/2009	108,523	109,161
JP Morgan Mortgage Acquisition Corp, Series
2005-OPT2, Class A3
4.61% due 12/25/2035 (b)	300,000	300,000
M.A.S.Transactions Asset Backed Securities
Trust, Series 2004-FRE1, Class A2
4.7188% due 07/25/2034 (b)	291,040	291,670
M.A.S.Transactions Asset Backed Securities
Trust, Series 2004-OPT2, Class A2
4.7288% due 09/25/2034 (b)	79,189	79,329
M.A.S.Transactions Asset Backed Securities
Trust, Series 2005-AB1, Class A1B
5.141% due 10/25/2032 (b)	266,806	265,805
MBNA Credit Card Master Note Trust, Series
2005-A1, Class A1
4.20% due 09/15/2010	482,000	476,116
MBNA Credit Card Master Note Trust,
Series 2001-A1, Class A
5.75% due 10/15/2008	387,000	388,473
Merrill Lynch Mortgage Investors Inc., Series
2005-SD1, Class A1
4.56% due 05/25/2046 (b)	270,985	271,008
Morgan Stanley ABS Capital I, Series 2005-HE2,
Class A3B
4.60% due 01/25/2035 (b)	602,000	601,995
Morgan Stanley ABS Capital I,
Series 2004-WMC2, Class A2
4.7388% due 07/25/2034 (b)	361,021	361,018
Nissan Auto Lease Trust, Series 2005-A, Class A2
4.61% due 01/15/2008	180,000	179,775
Nissan Auto Receivables Owner Trust,
Series 2005-B, Class A2
3.75% due 09/17/2007	144,000	143,474
Northstar Education Finance, Inc.
3.98% due 10/28/2045	195,000	195,000
Novastar Home Equity Loan,
Series 2005-2, Class A2B
4.5288% due 10/25/2035 (b)	327,000	327,039
Peco Energy Transition Trust, Series 2001-A,
Class A1
6.52% due 12/31/2010	461,000	490,506

The accompanying notes are an integral part of the financial statements. 62

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Peco Energy Transition Trust,
Series 1999-A, Class A6
6.05% due 03/01/2009	$273,833	$276,104
PG&E Energy Recovery Funding LLC, Series
2005-2, Class A1
4.85% due 06/25/2011	439,000	439,201
PG&E Energy Recovery Funding LLC,
Series 2005-1, Class A2
3.87% due 06/25/2011	193,000	189,468
SLM Student Loan Trust, Series 2003-11, Class A5
2.99% due 12/15/2022	405,000	397,115
SLM Student Loan Trust, Series 2004-1, Class A2
4.34% due 07/25/2018 (b)	264,000	264,934
SLM Student Loan Trust, Series 2005-7, Class A3
4.41% due 12/31/2010	205,000	203,374
SLM Student Loan Trust, Series 2005-8, Class A4
4.25% due 01/25/2028	583,000	574,960
Specialty Underwriting & Residential Finance,
Series 2005-BC1, Class A1B
4.61% due 12/25/2035 (b)	327,000	327,112
Structured Asset Investment Loan Trust, Series
2005-11, Class A4
4.468% due 01/25/2036 (b)	326,000	326,000
Structured Asset Investment Loan Trust, Series
2005-11, Class A6
4.598% due 01/25/2036 (b)	264,000	264,000
Structured Asset Investment Loan Trust,
Series 2005-5, Class A2
4.4688% due 06/25/2035 (b)	181,408	181,426
Triad Auto Receivables Owner Trust,
Series 2005-B, Class A3
4.28% due 06/14/2010	168,000	166,343
USAA Auto Owner Trust, Series 2005-3, Class A2
4.52% due 06/16/2008	172,000	171,704
Wachovia Auto Owner Trust,
Series 2005-B, Class A2
4.82% due 02/20/2009	297,000	297,279
WFS Financial Owner Trust,
Series 2005-3, Class A4
4.39% due 05/17/2013	336,000	331,827

TOTAL ASSET BACKED SECURITIES
(Cost $18,314,605)		$18,244,380

REPURCHASE AGREEMENTS - 2.70%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$4,151,946 on 01/03/2006,
collateralized by $4,295,000 U.S.
Treasury Notes, 4.00% due
11/15/2012 (valued at $4,235,944,
including interest) (c)***	$4,151,000	$4,151,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,151,000)		$4,151,000

Total Investments (Core Bond Trust)
(Cost $174,552,629) - 113.15%			$173,778,663
Liabilities in Excess of Other Assets - (13.15)%			(20,202,345)

TOTAL NET ASSETS - 100.00%			$153,576,318

Global Bond Trust
		Shares or
		Principal
		Amount	Value

PREFERRED STOCKS - 0.43%
United States - 0.43%
DG Funding Trust *		236	$2,508,975
Federal National Mortgage Association * ***		15,857	864,206

			3,373,181

TOTAL PREFERRED STOCKS (Cost $3,360,750)			$3,373,181

U.S. TREASURY OBLIGATIONS - 14.87%
Treasury Inflation Protected
Securities (d) - 1.12%
1.625% due 01/15/2015 ***		$2,086,200	2,009,841
1.875% due 07/15/2015 ***		716,786	704,915
2.00% due 07/15/2014		6,234,235	6,199,410

			8,914,166
U.S. Treasury Bonds - 7.94%
5.25% due 02/15/2029		875,000	954,810
6.375% due 08/15/2027		1,650,000	2,044,002
8.125% due 08/15/2019		14,100,000	19,128,638
8.75% due 05/15/2017 ***		2,400,000	3,295,687
8.875% due 02/15/2019		25,600,000	36,403,994
8.875% due 08/15/2017 ***		925,000	1,285,388

			63,112,519
U.S. Treasury Notes - 4.76%
1.625% due 02/28/2006 ***		1,125,000	1,120,781
3.25% due 08/15/2007 ***		4,030,000	3,957,114
3.875% due 05/15/2010		31,500,000	30,903,233
3.875% due 09/15/2010 ***		30,000	29,375
6.875% due 05/15/2006 ***		1,750,000	1,765,790

			37,776,293
U.S. Treasury Strips - 1.05%
zero coupon due 05/15/2017 to
02/15/2019		14,800,000	8,342,363

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $116,951,409)			$118,145,341

U.S. GOVERNMENT AGENCY OBLIGATIONS - 34.47%
Federal Home Loan Mortgage Corp. - 3.18%
4.7194% due 12/15/2030 (b)***		600,901	602,585
5.50% due 07/15/2031 ***		11,073	11,064
5.00% due 12/15/2031 ***		2,500,000	2,426,827
4.50% due 07/15/2023 ***		5,582,192	5,413,590
4.50% due 02/15/2020 ***		8,015,850	7,835,371
4.526% due 10/25/2044 (b)***		8,921,417	8,971,206

			25,260,643
Federal National Mortgage
Association - 30.31%
2.125% due 10/09/2007 ***	JPY	100,000,000	875,627
4.198% due 11/01/2034 (b)***		$6,980,700	6,913,336

The accompanying notes are an integral part of the financial statements. 63

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association (continued)
4.7288% due 03/25/2044 (b)***		$374,710	$374,696
4.7788% due 09/25/2032 (b)***		91,009	91,105
5.00% due 12/01/2034 to 09/01/2035 ***		3,056,359	3,007,604
5.50% due 04/01/2024 to 11/01/2035 ***		216,932,071	214,926,178
5.50% TBA **		13,700,000	13,563,000
6.00% due 05/15/2008 to 03/01/2033 ***		1,016,827	1,043,591

			240,795,137
Federal National Mortgage
Association Grantor Trust - 0.07%
5.50% due 07/01/2034 ***		568,865	563,839
Government National Mortgage
Association - 0.44%
4.125% due 11/20/2023 to
10/20/2026 (b)***		200,170	201,718
4.25% due 01/20/2030 (b)***		117,508	117,696
4.375% due 02/20/2024 to
06/20/2030 (b)***		395,711	398,496
6.00% due 08/20/2034 ***		2,707,678	2,768,328

			3,486,238
Small Business Administration - 0.26%
4.12% due 03/01/2014 ***		1,569,391	1,480,483
6.64% due 02/01/2011 ***		256,752	268,553
7.22% due 11/01/2020 ***		266,355	286,385

			2,035,421
Tennesse Valley Authority - 0.21%
4.875% due 12/15/2016 ***		1,600,000	1,648,190

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $275,767,551)			$273,789,468

FOREIGN GOVERNMENT OBLIGATIONS - 42.79%
Australia - 0.02%
Commonwealth of Australia
5.75% due 06/15/2011 ***	AUD	250,000	188,129
Austria - 0.67%
Republic of Austria
5.25% due 01/04/2011 ***	EUR	2,900,000	3,776,227
5.50% due 01/15/2010 ***		1,200,000	1,552,721

			5,328,948
Brazil - 0.73%
Federative Republic of Brazil
5.25% due 04/15/2012 (b)***		$229,416	226,548
8.00% due 01/15/2018 ***		500,000	539,500
8.25% due 01/20/2034 ***		1,900,000	2,016,850
8.875% due 10/14/2019 ***		400,000	448,200
10.50% due 07/14/2014 ***		1,200,000	1,470,600
11.25% due 07/26/2007 ***		100,000	108,450
Federative Republic of Brazil, Series 15YR
5.25% due 04/15/2009 (b)***		929,844	923,903

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Brazil (continued)
Federative Republic of Brazil, Series L
5.1875% due 04/15/2006 (b)***		$32,960	$32,941

			5,766,992
Canada - 0.05%
Province of British Columbia, Canada
6.35% due 06/18/2031 ***	CAD	125,000	137,599
Government of Canada, Series WB60
7.25% due 06/01/2007 ***		250,000	224,341

			361,940
Finland - 0.34%
Republic of Finland
5.75% due 02/23/2011 ***	EUR	2,030,000	2,704,866
France - 6.72%
Government of France
3.00% due 07/12/2008 ***		3,000,000	3,557,151
3.40% due 07/25/2029 ***		333,939	555,727
4.00% due 04/25/2055 ***		200,000	257,942
4.00% due 04/25/2014 ***		400,000	499,368
4.00% due 10/25/2014 ***		4,500,000	5,624,899
4.00% due 04/25/2009 ***		40,000	48,902
4.50% due 07/12/2006 ***		5,200,000	6,217,220
4.75% due 04/25/2035 ***		500,000	712,834
5.00% due 10/25/2011 ***		4,550,000	5,921,118
5.00% due 01/12/2006 ***		1,300,000	1,540,256
5.25% due 04/25/2008 ***		5,830,000	7,251,669
5.50% due 04/25/2010 ***		5,190,000	6,751,827
5.75% due 10/25/2032 ***		8,900,000	14,415,341

			53,354,254
Germany - 20.11%
Federal Republic of Germany
3.50% due 10/09/2009 ***		1,800,000	2,168,421
3.75% due 07/04/2013		4,200,000	5,144,171
4.25% due 01/04/2014 ***		10,300,000	13,052,739
4.25% due 07/04/2014		23,200,000	29,447,652
4.50% due 07/04/2009 ***		10,190,000	12,667,258
4.50% due 01/04/2013		1,040,000	1,331,311
4.75% due 07/04/2034 ***		1,600,000	2,282,459
5.00% due 01/04/2012 ***		6,600,000	8,603,841
5.00% due 07/04/2012		2,600,000	3,404,389
5.25% due 01/04/2011 ***		15,975,000	20,792,725
5.25% due 01/04/2008 ***		125,000	154,688
5.25% due 07/04/2010		4,000,000	5,168,469
5.375% due 01/04/2010 ***		1,500,000	1,931,652
5.50% due 01/04/2031 ***		1,200,000	1,866,841
5.625% due 01/04/2028 ***		8,100,000	12,543,992
6.00% due 07/04/2007 ***		720,000	891,865
6.25% due 01/04/2024 ***		5,900,000	9,509,552
6.25% due 01/04/2030 ***		8,975,000	15,168,453
6.50% due 07/04/2027 ***		8,000,000	13,596,974

			159,727,452

The accompanying notes are an integral part of the financial statements. 64

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Greece - 0.05%
Hellenic Republic (Greece)
8.80% due 06/19/2007 ***	EUR	293,470	$376,753
Italy - 0.11%
Republic of Italy
4.25% due 11/01/2009		140,000	172,948
5.50% due 11/01/2010		560,000	733,169

			906,117
Japan - 7.78%
Government of Japan
0.50% due 06/20/2013 ***	JPY	130,000,000	1,044,855
0.70% due 09/20/2008 ***		130,000,000	1,110,769
0.90% due 12/22/2008 ***		365,000,000	3,136,096
1.10% due 03/21/2011 ***		360,000,000	3,085,769
1.50% due 09/20/2014 ***		660,000,000	5,658,111
1.50% due 03/20/2014 ***		630,000,000	5,419,277
1.60% due 06/20/2014 ***		70,000,000	605,412
1.60% due 09/20/2014 ***		1,680,000,000	14,507,302
1.60% due 09/20/2013 ***		400,000,000	3,479,817
1.80% due 03/22/2010 ***		180,000,000	1,595,516
2.30% due 06/20/2035 ***		1,960,000,000	16,531,074
2.30% due 05/20/2030 ***		462,300,000	3,993,099
2.40% due 06/20/2024 ***		178,000,000	1,620,556

			61,787,653
Mexico - 0.23%
Government of Mexico
5.875% due 01/15/2014 ***		$1,500,000	1,552,500
6.75% due 06/06/2006 ***	JPY	28,000,000	243,943

			1,796,443
Netherlands - 0.44%
Kingdom of Netherlands
5.00% due 07/15/2011 ***	EUR	100,000	129,713
5.50% due 01/15/2028 ***		2,190,000	3,343,347

			3,473,060
New Zealand - 0.04%
Government of New Zealand Bond, Series 1106
8.00% due 11/15/2006 ***	NZD	500,000	346,196
Panama - 0.13%
Republic of Panama
7.25% due 03/15/2015 ***		$900,000	957,600
9.625% due 02/08/2011 ***		100,000	116,750

			1,074,350
Peru - 0.11%
Republic of Peru
9.125% due 01/15/2008 (b)***		800,000	860,000
Russia - 0.37%
Russian Federation, Series REGS
5.00% due 03/31/2030 ***		1,400,000	1,580,460
10.00% due 06/26/2007 ***		1,300,000	1,389,700

			2,970,160

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
South Africa - 0.11%
Republic of South Africa
6.50% due 06/02/2014 ***		$600,000	$648,750
8.375% due 10/17/2006 ***		210,000	215,313

			864,063
Spain - 1.27%
Kingdom of Spain
4.20% due 07/30/2013 ***	EUR	100,000	126,059
4.20% due 01/31/2037 ***		1,000,000	1,314,817
4.75% due 07/30/2014 ***		600,000	790,247
5.15% due 07/30/2009 ***		2,910,000	3,695,748
5.75% due 07/30/2032 ***		500,000	810,403
6.15% due 01/31/2013 ***		2,420,000	3,392,563

			10,129,837
Sweden - 0.49%
Kingdom of Sweden
5.00% due 01/28/2009 ***	SEK	14,200,000	1,893,774
5.25% due 03/15/2011 ***		14,350,000	1,986,601

			3,880,375
United Kingdom - 3.02%
Government of United Kingdom
4.00% due 03/07/2009 ***	GBP	270,000	461,219
4.25% due 06/07/2032 ***		500,000	894,729
4.75% due 06/07/2010		1,800,000	3,165,901
5.00% due 03/07/2012		1,900,000	3,417,278
5.00% due 03/07/2008		3,700,000	6,467,109
5.75% due 12/07/2009 ***		25,000	45,372
6.00% due 12/07/2028 ***		335,000	744,992
7.25% due 12/07/2007 ***		1,210,000	2,196,646
8.00% due 12/07/2015 ***		500,000	1,133,635
8.00% due 09/27/2013		2,540,000	5,476,756

			24,003,637

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $339,677,578)			$339,901,225

CORPORATE BONDS - 9.18%
Cayman Islands - 0.82%
ASIF II Jersey, Ltd.
3.5871% due 06/15/2007 (b)***	CAD	3,200,000	2,743,368
Mizuho Finance, Ltd.
1.525% due 12/31/2049 ***	JPY	200,000,000	1,696,909
Pioneer 2002 Ltd, Series A-A
10.491% due 06/15/2006 (b)***		$500,000	507,775
Pylon, Ltd., Class B Catastrophe Bond
6.016% due 12/29/2008 (b)	EUR	600,000	711,799
Vita Capital, Ltd., 2003-1
5.4044% due 01/01/2007 (b)		$900,000	900,504

			6,560,355
Denmark - 0.01%
Nykredit
6.00% due 10/01/2029 ***	DKK	410,611	68,301

The accompanying notes are an integral part of the financial statements. 65

John Hancock Trust
Portfolio of investments — December 31, 2005
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Denmark (continued)
Unikredit Realred
6.00% due 07/01/2029	DKK	56,939	$9,471

			77,772

France - 0.31%
Axa, SA
3.75% due 01/01/2017 ***	EUR	231,700	649,016
BNP Paribas, Series EMTN
5.25% due 01/23/2014 (b)***		125,000	156,552
France Telecom SA, Series REGS
zero coupon, Step up to 6.75% on
03/14/2006 due 03/14/2008 ***		250,000	317,947
zero coupon, Step up to 7.50% on
03/14/2006 due 03/14/2011 ***	GBP	405,000	779,510
GIE PSA Tresorerie
5.875% due 09/27/2011 ***	EUR	250,000	331,617
Veolia Environnement, Series EMTN
4.875% due 05/28/2013 ***		210,000	267,123

			2,501,765

Germany - 0.26%
Bayerische Hypo-und Vereinsbank AG, Series
EMTN
6.00% due 02/05/2014 ***		400,000	545,644
Bayerische Landesbank, Series EMTN
1.40% due 04/22/2013 ***	JPY	60,000,000	514,898
Kreditanstalt fuer Wiederaufbau
5.00% due 07/04/2011 ***	EUR	250,000	322,997
Landesbank Baden Wurttemberg
5.50% due 04/02/2007 ***		200,000	244,353
Lbank Rheinland Pfalz Giro
4.75% due 04/04/2008 ***		330,000	405,459

			2,033,351

Ireland - 0.17%
Bank of Ireland
6.45% due 02/10/2010 ***		1,000,000	1,326,446
Italy - 0.13%
Edison SpA, EMTN
5.125% due 12/10/2010 ***		210,000	266,755
Telecom Italia SpA, Series EMTN
6.25% due 02/01/2012 ***		580,000	776,263

			1,043,018

Japan - 0.74%
Bank of Tokyo-Mitsubishi UFJ Ltd, Series EMTN
3.50% due 12/16/2015 (b)***		900,000	1,060,213
Resona Bank, Ltd.
5.85% due 09/29/2049 (b)***		$4,000,000	3,983,096
Sumitomo Mitsui Banking Corp.
4.375% due 10/27/2014 (b)***	EUR	250,000	304,946
5.625% due 07/29/2049 (b)***		$500,000	498,128

			5,846,383

Jersey Channel Islands - 0.06%
HSBC Capital Funding LP, Series REGS
8.03% due 12/29/2049 (b)***	EUR	350,000	513,362

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Luxembourg - 0.02%
Telecom Italia Finance SA, Series EMTN
7.25 due 04/20/2011 ***	EUR	125,000	$171,869
Netherlands - 0.36%
Daimler Chrysler International Finance
6.125% due 03/21/2006 ***		450,000	536,534
Deutsche Telekom International Finance BV
8.125% due 05/29/2012		180,000	265,649
Deutsche Telekom International Finance BV
7.50% due 05/29/2007 ***		125,000	156,858
E.ON International Finance BV, Series EMTN
5.75% due 05/29/2009 ***		590,000	755,193
Essent NV, Series EMTN
4.50% due 06/25/2013 ***		770,000	953,163
RWE Finance BV, Series EMTN
6.125% due 10/26/2012 ***		125,000	171,126

			2,838,523

Spain - 0.54%
Banesto Banco De Emisiones
2.197% due 10/04/2006 ***		1,300,000	1,539,286
Caja Ahorro Monte Madrid
2.461% due 05/31/2006 (b)***		1,200,000	1,420,699
Hipotebansa V Hipotecaria, Series A
2.2969% due 01/18/2018 (b)***		253,225	299,831
Kingdom of Spain
3.10% due 09/20/2006 ***	JPY	120,000,000	1,040,020

			4,299,836

Sweden - 0.20%
Spintab AB, Series 168
6.00% due 04/20/2009 ***	SEK	5,000,000	683,683
Swedbank ForeningsSparbanken
5.08% due 12/11/2011 (b)***		$900,000	903,469

			1,587,152

Tunisia - 0.31%
Banque Centrale de Tunisie
4.50% due 06/22/2020 ***	EUR	1,500,000	1,770,083
7.375% due 04/25/2012 ***		$600,000	667,500

			2,437,583

United Kingdom - 1.00%
Anglian Water Services Finance PLC, Series EMTN
4.625% due 10/07/2013 ***	EUR	250,000	315,293
ASIF III Jersey, Ltd.
2.335% due 07/17/2006 (b)***		600,000	710,490
AWG PLC
5.375% due 07/02/2009 ***		400,000	506,364
Cadbury Schweppes Investments PLC, Series
EMTN
4.25% due 06/30/2009 ***		675,000	821,174
HBOS PLC, Series 144A
5.92% due 09/29/2049 (b)***		$2,800,000	2,825,962
Imperial Tobacco Finance PLC, Series EMTN
6.375% due 09/27/2006 ***	EUR	410,000	497,365
Lloyds TSB Bank PLC
5.625% due 07/15/2049 (b)***		1,020,000	1,294,960

The accompanying notes are an integral part of the financial statements. 66

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
United Kingdom (continued)
NGG Finance PLC
5.25% due 08/23/2006 ***	EUR	410,000	$492,574
6.125% due 08/23/2011 ***		250,000	335,456
Royal Bank of Scotland PLC, Series EMTN
4.875% due 03/26/2009 ***		125,000	155,395

			7,955,033
United States - 4.25%
Atlantic & Western Re Ltd, Series A
10.519% due 01/09/2007 (b)***		$2,000,000	2,000,000
Bank of America Corp.
4.75% due 05/06/2019 (b)***	EUR	400,000	510,506
Bank of America MTN
3.625% due 03/03/2008 ***		250,000	299,507
DaimlerChrysler NA Holding Corp.
4.70% due 03/07/2007 (b)***		$2,400,000	2,397,547
DaimlerChrysler NA Holding Corp., Series D, MTN
4.96% due 09/10/2007 (b)***		3,800,000	3,807,889
Dominion Resources, Inc.
4.125% due 02/15/2008 ***		250,000	245,364
Ford Motor Credit Company
5.29% due 11/16/2006 (b)***		900,000	873,864
5.45% due 03/21/2007 (b)***		1,400,000	1,333,371
6.875% due 02/01/2006 ***		2,500,000	2,494,625
Ford Motor Credit Company, Series EMTN
4.875% due 05/17/2007 ***	EUR	230,000	256,767
General Electric Capital Corp, Series MTN
4.52% due 12/12/2008 (b)***		$1,300,000	1,299,559
General Electric Capital Corp.
6.625% due 02/04/2010 ***	NZD	250,000	169,986
J. P. Morgan & Company, Inc., MTN Series A
5.341% due 02/15/2012 (b)***		$360,000	391,208
KFW International Finance, Inc.
1.75% due 03/23/2010 ***	JPY	185,000,000	1,638,446
5.75% due 01/15/2008 ***		$5,500,000	5,619,389
MCI, Inc.
7.688% due 05/01/2009 ***		1,100,000	1,135,750
MGM Mirage Resorts, Inc.
6.75% due 08/01/2007 ***		600,000	608,250
Mizuho JGB Investment LLC
9.87% due 12/31/2049 (b)***		560,000	619,328
Mizuho Preferred Capital Company, LLC
8.79% due 12/29/2049 (b)***		100,000	108,108
News America Holdings, Inc.
6.75% due 01/09/2038 ***		125,000	132,168
Pemex Project Funding Master Trust, Series REGS
5.75% due 12/15/2015 ***		500,000	497,500
PLD International Finance LLC
4.375% due 04/13/2011 ***	EUR	350,000	426,451
SLM Corp., Series MTNA
5.00% due 04/15/2015 ***		$375,000	368,722
Sprint Capital Corp.
6.375% due 05/01/2009 ***		50,000	51,895
Time Warner, Inc.
6.125% due 04/15/2006 ***		3,140,000	3,149,442

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
United States (continued)
Toyota Motor Credit Corp., Series MTNB
4.3023% due 10/12/2007 (b)***		$2,500,000	$2,499,508
UFJ Finance Aruba AEC
6.75% due 07/15/2013 ***		90,000	98,268
Wal-Mart Stores, Inc.
5.25% due 09/28/2035 ***	GBP	250,000	474,525
Wells Fargo Company
3.50% due 04/04/2008 ***		$250,000	242,920

			33,750,863

TOTAL CORPORATE BONDS (Cost $71,054,002)			$72,943,311

MUNICIPAL BONDS - 1.16%
California - 0.35%
California Infrastructure & Economic Development
Bank Revenue
5.00% due 07/01/2036 ***		535,000	556,191
Golden State Tobacco Securitization Corp.,
California, Series 2003-A-1
6.25% due 06/01/2033 ***		1,000,000	1,088,920
Long Beach California Community College District,
Series A
5.00% due 05/01/2028 ***		100,000	108,662
Los Angeles California Wastewater Systems
Revenue, Series A
5.00% due 06/01/2027 ***		200,000	209,064
5.00% due 06/01/2032 ***		600,000	624,174
Los Angeles County California Sanitation District
5.00% due 10/01/2011 ***		100,000	107,966
Metropolitan Water District Southern California
Waterworks Revenue
5.00% due 10/01/2036 ***		45,000	46,992
Sacramento County California Public Financing
Authority Tax Allocation Revenue
4.75% due 12/01/2033 ***		55,000	55,431

			2,797,400

Connecticut - 0.02%
Connecticut State, Series C
5.50% due 12/15/2013 ***		100,000	111,892
Georgia - 0.04%
De Kalb County Georgia Water & Sewage
Revenue, Series A
5.00% due 10/01/2035 ***		300,000	312,078
Illinois - 0.03%
Chicago Illinois Board of Education
5.00% due 12/01/2031 ***		100,000	107,550
Chicago Illinois Water Revenue
5.00% due 11/01/2026 ***		100,000	107,485

			215,035

Iowa - 0.08%
Tobacco Settlement Authority of Iowa, Series A
6.50% due 06/01/2023 ***		600,000	602,610
Kentucky - 0.01%
Louisville & Jefferson Kentucky Sewer, Series A
5.00% due 05/15/2036 ***		100,000	103,757

The accompanying notes are an integral part of the financial statements. 67

John Hancock Trust
Portfolio of investments — December 31, 2005
(showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS (continued)
Louisiana - 0.06%
State of Louisiana, Series A
5.00% due 05/01/2014 ***	$360,000	$390,218
5.00% due 05/01/2014 ***	40,000	42,853

		433,071

Maryland - 0.01%
Maryland State Health & Higher Education, Series B
5.00% due 07/01/2041 ***	100,000	102,413
Michigan - 0.01%
Michigan State Building Authority Revenue, Series 1
5.25% due 10/15/2013 ***	100,000	110,034
New Jersey - 0.01%
New Jersey State Transportation Trust Fund
Authority, Series C
5.00% due 06/15/2010 ***	100,000	105,642
New York - 0.42%
Liberty New York Development
Corp., Revenue Bond
5.25% due 10/01/2035 ***	1,400,000	1,578,626
New York, New York City Transitional Financial
Authority
5.00% due 02/01/2028 ***	285,000	297,703
5.00% due 02/01/2033 ***	265,000	275,528
5.25% due 08/01/2011 ***	400,000	434,276
Tobacco Settlement Financing Corp.
5.25% due 06/01/2013 ***	700,000	729,155

		3,315,288

Texas - 0.03%
Harris County Texas
5.00% due 08/01/2033 ***	200,000	205,058
Lower Colorado River Authority
5.00% due 05/15/2028 ***	30,000	31,103

		236,161

Virginia - 0.05%
Tobacco Settlement Financing Corp.
4.00% due 06/01/2013 ***	100,000	99,743
5.625% due 06/01/2037 ***	300,000	302,493

		402,236

Washington - 0.04%
Seattle Washington Water Systems Revenue
5.00% due 09/01/2033 ***	100,000	103,469
Washington Suburban Sanitary District Maryland
5.25% due 06/01/2010 ***	200,000	215,424

		318,893

TOTAL MUNICIPAL BONDS (Cost $8,962,007)		$9,166,510

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.24%
Australia - 0.02%
Homeside Mortgage Securities, Series 2001-1,
Class A
4.3641% due 01/20/2027 (b)***	58,607	57,726

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Australia (continued)
Torrens Trust, Series 2000-1GA, Class A
4.6294% due 07/15/2031 (b)***		$81,756	$81,773

			139,499

Cayman Islands - 0.01%
SHL Corp., Ltd., Series 1999-1A, Class A2
0.751% due 12/25/2024 (b)***	JPY	6,104,860	51,490
Ireland - 0.19%
Emerald Mortgages PLC, Series 2, Class A
2.666% due 04/15/2028 (b)***	EUR	460,640	547,098
Lusitano Motgages PLC, Series 1, Class A
2.736% due 12/15/2035 (b)***		659,976	787,249
Paris Residential Funding PLC, Series 1X, Class A
2.51% due 07/25/2011 (b)***		144,162	170,990

			1,505,337

Italy - 0.98%
Seashell Securities PLC, Series 2001-II, Class A
2.486% due 07/25/2028 (b)***		839,669	999,456
Siena Mortgages, Series 2003-4, Class A2
2.693% due 12/16/2038 (b)***		5,736,128	6,817,176

			7,816,632

Netherlands - 0.71%
Arena BV, Series 2000-I, Class A
6.10% due 11/15/2062 (b)***		500,000	665,195
Atomium Mortgage Finance BV, Series 2003-I,
Class A
2.314% due 07/01/2034 (b)***		283,204	336,108
Delphinus BV, Series 2001-II, Class A1
2.74% due 11/28/2031 (b)***		500,000	596,659
Delphinus BV, Series 2002-I, Class A1
2.436% due 04/25/2092 (b)***		408,107	487,146
Delphinus BV, Series 2003-I Class A1
2.41% due 04/25/2093 (b)***		500,000	595,653
Dutch MBS BV, Series X, Class B
2.45% due 10/02/2079 (b)***		1,000,000	1,191,542
Dutch MBS BV, Series XI, Class A1
2.503% due 11/02/2035 (b)***		539,022	640,863
Dutch Mortgage Portfolio Loans, B.V., Series III,
Class A
2.60% due 11/20/2035 (b)***		386,450	460,380
Holland Euro-Denominated Mortgage Backed
Seies, Series 2, Class A
2.455% due 04/18/2012 (b)***		536,641	638,667

			5,612,213

United Kingdom - 1.34%
Bauhaus Securities Ltd., Series 1, Class A2
2.56% due 10/30/2052 (b)***		914,734	1,086,261
Dolerite Funding PLC, Series 1, Class A
4.65% due 08/20/2032 (b)***		$161,660	161,660
Haus, Ltd., Series 2000-1A, Class A2
2.403% due 12/10/2037 (b)***	EUR	1,127,966	1,342,416
Holmes Financing PLC, Series 6, Class 3A
2.425% due 10/15/2009 (b)***		800,000	949,047

The accompanying notes are an integral part of the financial statements. 68

John Hancock Trust
Portfolio of investments — December 31, 2005
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United Kingdom (continued)
Holmes Financing, Series 1, Class 3A2
2.445% due 07/15/2010 (b)***	GBP	1,400,000	$1,661,932
Permanent Financing PLC, Series 2004-4, Class
5A2
4.8113% due 06/10/2042 (b)***		3,000,000	5,167,665
SRM Investment, Ltd,, Series 3, Class A
2.67% due 08/26/2034 (b)***	EUR	263,234	312,615

			10,681,596

United States - 1.99%
American Home Mortgage Investment Trust, Series
2004-3, Class 5A
4.29% due 10/25/2034 (b)***		$361,444	353,111
Banc of America Large Loan, Inc., Series
2003-BBA2, Class A2
4.5694% due 11/15/2015 (b)***		405,618	405,803
Banc of America Mortgage Securities, Series
2004-4, Class 1A9
5.00% due 05/25/2034 ***		731,633	720,803
Bear Stearns ARM Trust, Series 2002-5, Class 5A
5.9318% due 06/25/2032 (b)***		23,388	23,323
Countrywide Home Loans, Series 2004-12,
Class 14A2
4.6588% due 08/25/2034 (b)***		241,351	241,348
Countrywide Home Loans, Series 2004-25, Class
1A1
4.7088% due 02/25/2035 (b)***		286,497	286,945
Countrywide Home Loans, Series 2004-25, Class
2A1
4.7188% due 02/25/2035 (b)***		390,684	389,908
Countrywide Mortgage Backed Securities, Inc.,
Series 2004-7, Class 5A2
4.6488% due 05/25/2034 (b)***		801,743	800,461
Countrywide Mortgage Backed Securities, Inc.,
Series 2005-2, Class 2A1
4.6988% due 03/25/2035 (b)***		623,134	623,678
Credit Suisse First Boston Mortgage Securities
Corp., Series 2002-AR13, Class 3A
5.7392% due 05/25/2032 (b)***		24,958	24,887
Credit Suisse First Boston Mortgage Securities
Corp., Series 2002-P2, Class A
3.42% due 03/25/2032 (b)***		75,161	75,244
Credit Suisse First Boston Mortgage Securities
Corp., Series 2003-8, Class 5A1
6.50% due 04/25/2033 ***		209,818	210,553
Credit Suisse First Boston Mortgage Securities
Corp., Series 2002-P3A, Class A1
3.40% due 08/25/2033 (b)***		186,572	187,064
Credit Suisse First Boston Mortgage, Series
2004-CF1, Class A1
4.7088% due 05/25/2043 (b)***		167,641	167,640
CS First Boston Mortgage Securities Corp, Series
2005-CN2A, Class A1S
4.5894% due 11/15/2019 (b)***		396,940	396,971
Global Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
FBR Securitization Trust, Series 2005-4, Class
AV21
4.4988% due 10/25/2035 (b)***	$562,301	$562,296
Federal National Mortgage Association, Series
2003-26, Class AT
5.00% due 11/25/2032 ***	3,100,000	2,936,233
Fieldstone Mortgage Investment Corp., Series
2004-1, Class 2A
4.6688% due 01/25/2035 (b)***	107,044	107,313
First Alliance Mortgage Loan, Series 1997-4, Class
A3
4.60% due 12/20/2027 (b)***	78,405	78,421
First Republic Mortgage Loan Trust, Series
2001-FRB1, Class A
4.7194% due 11/15/2031 (b)***	309,174	310,010
GMAC Mortgage Corp Loan Trust, Series 2004-J4,
Class A1
5.50% due 09/25/2034 ***	488,530	485,523
GS Mortgage Securities Corp., Series 2003-1,
Class A2
5.0788% due 01/25/2032 (b)***	372,598	377,050
GS Mortgage Securities Corp., Series 2003-FL6A,
Class A1
4.5194% due 11/15/2015 (b)***	83,849	83,844
GS Mortgage Securities Corp., Series 2004-SEA1,
Class A1A
4.5688% due 10/25/2033 (b)***	157,562	157,609
GSAMP Trust, Series 2005-HE2, Class A1
4.4788% due 03/25/2035 (b)***	343,629	343,685
Household Mortgage Loan Trust, Series 2003-HC1,
Class A
4.72% due 02/21/2033 (b)***	28,309	28,313
Master Adjustable Rate Mortgages Trust, Series
2004-13, Class 3A2
3.7867% due 11/21/2034 (b)***	358,894	357,377
Mellon Residential Funding Corp., Series
2000-TBC3, Class A1
4.8094% due 12/15/2030 (b)***	261,067	261,173
Merrill Lynch Credit Corp. Mortgage Investors, Inc.,
Series 1999-A, Class A
4.7494% due 03/15/2025 (b)***	182,695	183,403
Sequoia Mortgage Trust, Series 2003-4, Class 2A1
4.72% due 07/20/2033 (b)***	909,515	911,759
Sequoia Mortgage Trust, Series 5, Class A
4.72% due 10/19/2026 (b)***	236,026	236,226
Sequoia Mortgage Trust, Series 8, Class 2A
4.67% due 08/20/2032 (b)***	444,599	444,715
Washington Mutual Mortgage Securities Corp.,
Series 2002-AR2, Class A
4.324% due 02/27/2034 (b)***	233,721	232,665
Washington Mutual Mortgage Securities Corp.,
Series 2002-S5, Class 1A1
5.1393% due 10/25/2032 (b)***	77,739	77,502
Washington Mutual Mortgage Securities Corp.,
Series 2003-R1, Class A1
4.6488% due 12/25/2027 (b)***	629,632	629,168

The accompanying notes are an integral part of the financial statements. 69

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR2, Class 2A1A
4.6888% due 01/25/2045 (b)***	$391,272	$391,421
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR6, Class 2A1A
4.6088% due 04/25/2045 (b)***	809,590	809,590
Washington Mutual, Inc., Series 2005-AR15, Class
A1A1
4.6388% due 11/25/2045 (b)***	890,247	893,041

		15,806,076

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $40,921,526)		$41,612,843

ASSET BACKED SECURITIES - 1.50%
Cayman Islands - 0.10%
Redwood Capital, Ltd., Series 2003-3, Class Note
7.9044% due 01/09/2006 (b)	800,000	799,768
United States - 1.40%
AAA Trust, Series 2005-2, Class A1
4.4788% due 11/26/2035 (b)***	991,078	991,700
Ameriquest Mortgage Securities, Inc., Series
2003-2, Class A
4.7888% due 03/25/2033 (b)***	19,124	19,130
Amortizing Residential Collateral Trust, Series
2002-BC4, Class A
4.6688% due 07/25/2032 (b)***	6,344	6,307
Amresco Residential Securities, Series 1999-1,
Class A
5.3188% due 06/25/2029 (b)***	115,508	115,549
Bank One Issuance Trust, Series 2003-A2, Class
A2
4.4194% due 10/15/2008 (b)***	1,300,000	1,300,097
Bear Stearns Asset Backed Securities, Inc.,
Series 2004-SD1, Class A1
4.5488% due 12/25/2042 (b)***	307,594	307,578
Carrington Mortgage Loan Trust, Series 2005-NC3,
Class A1A
4.4588% due 06/25/2035 (b)***	541,297	541,294
CDC Mortgage Capital Trust, Series 2003-HE2,
Class A
4.7288% due 10/25/2033 (b)***	16,096	16,099
Citigroup Mortgage Loan Trust Inc, Series
2005-OPT3, Class A1A
3.43% due 07/25/2035 ***	633,097	633,185
Countrywide Asset-Backed Certificates, Series
2005-4, Class 3AV1
4.4588% due 10/25/2035 (b)***	503,427	503,432
Credit-Based Asset Servicing and Securities,
Series 2004-RP1, Class A2
4.5288% due 05/25/2050 (b)***	41,523	41,523
FBR Securitization Trust, Series 2005-5, Class
AV21
1.00% due 12/25/2035 (b)***	865,072	865,066
First NLC Trust, Series 2005-4, Class A1
4.569% due 02/25/2036 (b)***	900,000	900,000

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

ASSET BACKED SECURITIES
(continued)
United States (continued)
Home Equity Asset Trust, Series 2002-1, Class A4
4.6788% due 11/25/2032 (b)***		$1,283	$1,284
Home Equity Asset Trust, Series 2004-3, Class A3
3.98% due 08/25/2034 (b)***		127,094	127,098
Indymac Residential Asset Backed Trust, Series
2005-D, Class AII1
4.47% due 03/25/2036 (b)***		500,000	499,922
Long Beach Mortgage Loan Trust, Series 2003-3,
Class A
4.6988% due 07/25/2033 (b)***		93,123	93,148
Morgan Stanley Capital I, Inc., Series 2004-XLF,
Class A1
4.5094% due 04/15/2016 (b)***		759,754	760,012
Residential Asset Mortgage Products, Inc., Series
2002-RS3, Class AII1
4.6588% due 06/25/2032 (b)***		56,865	56,937
Residential Asset Mortgage Products, Inc., Series
2003-RS8, Class AIIB
4.7188% due 09/25/2033 (b)***		135,019	135,078
Residential Asset Mortgage Products, Inc.,
Series 2004-RS9, Class AII1
4.5388% due 09/25/2013 (b)***		486,274	486,338
Residential Asset Securities Corp, Series
2005-AHL3, Class A1
4.4788% due 11/25/2035 (b)***		493,080	493,080
Residential Asset Securities Corp, Series
2005-KS12, Class A1
4.45% due 01/25/2036 (b)***		250,000	249,922
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB
4.6288% due 07/25/2032 (b)***		244,001	244,214
Residential Asset Securities Mortgage, Series
2002-KS2, Class AIIB
4.6488% due 04/25/2032 (b)***		166,428	166,511
Soundview Home Equity Loan Trust, Series
2005-OPT4, Class 2A1
4.113% due 12/25/2035 ***		488,602	488,526
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR3, Class 1A2
4.66% due 07/19/2034 (b)***		1,101,390	1,101,856

			11,144,886

TOTAL ASSET BACKED SECURITIES
(Cost $11,944,796)			$11,944,654

SUPRANATIONAL OBLIGATIONS - 0.33%
Japan - 0.11%
Inter-American Development Bank
1.90% due 07/08/2009 ***	JPY	100,000,000	887,704
United States - 0.22%
European Investment Bank
4.4419% due 04/15/2008 (b)***		$1,742,175	1,742,624

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $2,573,959)			$2,630,328

The accompanying notes are an integral part of the financial statements. 70

John Hancock Trust
Portfolio of investments — December 31, 2005
(showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

OPTIONS - 0.18%
United States - 0.18%
Chicago Mercantile Exchange American Purchase
Call on Eurodollar
Expiration 03/13/2006 at $95.25 *	1,790,000	$102,925
Chicago Mercentile Exchange American Purchase
Put on Eurodollar
Expiration 03/13/2006 at $95.125 *	800,000	18,000
Eurodollar Futures
Expiration 06/19/2006 at $0.00 *	475,000	105,687
Expiration 06/19/2006 at $0.00 *	1,275,000	89,250
Over The Counter European Style Call
Expiration 10/12/2006 at $4.25 *	20,900,000	32,500
Expiration 06/02/2006 at $4.50 *	2,000,000	3,628
Expiration 04/04/2006 at $4.50 *	27,900,000	14,201
Expiration 10/04/2006 at $4.50 *	32,500,000	81,770
Expiration 10/18/2006 at $4.50 *	79,100,000	210,643
Expiration 08/08/2006 at $4.75 *	67,500,000	622,958
Expiration 12/22/2006 at $4.80 *	25,500,000	166,617
United States Treasury Notes 10 Yrs Futures
Expiration 02/24/2006 at $100.00 ***	179,000	2,797

		1,450,976

TOTAL OPTIONS (Cost $1,522,528)		$1,450,976

SHORT TERM INVESTMENTS - 10.15%
Federal Home Loan Bank Discount Notes
zero coupon due 01/03/2006 ***	$10,300,000	$10,298,054
National Australia Funding Corp.
4.30% due 01/04/2006 ***	9,100,000	9,096,739
Societe Generale North America, Inc.
4.43% due 04/20/2006 ***	21,600,000	21,310,278
Sumitomo Corporation of America
4.45% due 05/01/2006 ***	1,800,000	1,773,523
UBS Finance Delaware, Inc.
4.19% due 01/03/2006	300,000	299,930
4.29% due 01/03/2006 ***	11,900,000	11,897,164
4.44% due 04/28/2006 ***	11,700,000	11,531,169
United States Treasury Bills
zero coupon due 03/02/2006 to
03/16/2006 ***	1,930,000	1,915,085
zero coupon due 03/02/2006 to
03/16/2006 *** ****	10,430,000	10,363,513
Westpac Trust Securities NZ, Ltd.
4.44% due 04/28/2006 ***	2,200,000	2,168,254

TOTAL SHORT TERM INVESTMENTS
(Cost $80,651,213)		$80,653,709

Global Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 0.60%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$4,788,090 on 01/03/2006,
collateralized by $4,835,000 U.S.
Treasury Notes, 4.125% due
08/15/2008 (valued at $4,883,350,
including interest) (c)***	$4,787,000	$4,787,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,787,000)		$4,787,000

Total Investments (Global Bond Trust)
(Cost $958,174,319) - 120.90%		$960,398,546
Liabilities in Excess of Other Assets - (20.90)%		(166,002,859)

TOTAL NET ASSETS - 100.00%		$794,395,687

High Yield Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 0.26%
Internet Content - 0.00%
Globix Corp. *	68,906 $	93,023
Telecommunications Equipment &
Services - 0.26%
Telewest Global, Inc. *	177,436	4,226,526
Viatel Holding, Ltd. *	11,667	379

		4,226,905

Telephone - 0.00%
XO Communications, Inc. *	3,764	6,850

TOTAL COMMON STOCKS (Cost $8,313,354)		$4,326,778

PREFERRED STOCKS - 0.31%
Auto Parts - 0.03%
Delphi Trust I *	114,918	511,385
Cellular Communications - 0.28%
Alamosa Holdings, Inc. *	3,350	4,584,073
Telecommunications Equipment &
Services - 0.00%
Maxcom Telecomunicaciones SA * (e)	170,850	1,708
McLeodUSA, Inc., Class A *	13,678	821
Song Networks Holding AB *	22,684	0

		2,529

TOTAL PREFERRED STOCKS (Cost $5,707,527)		$5,097,987

WARRANTS - 0.03%
Broadcasting - 0.00%
XM Satellite Radio, Inc.
(Expiration date 03/15/2010; strike
price $45.24) *	1,295	58,275

The accompanying notes are an integral part of the financial statements. 71

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

High Yield Trust (continued)
		Shares or
		Principal
		Amount	Value

WARRANTS (continued)
Electrical Utilities - 0.01%
SW Acquisition
(Expiration date 04/01/2011; strike
price $0.01) *		198	$61,225
Government of Mexico - 0.02%
United Mexican States
(Expiration Date 10/10/2006; strike
price $25.00) *		24,500	98,000
(Expiration date 09/01/2006; strike
price $35.00) *		18,000	117,000
(Expiration date 11/09/2006; strike
price $22.50) *		31,000	99,200

			314,200
Telecommunications Equipment &
Services - 0.00%
Maxcom Telecomunicaciones SA
(Expiration date 04/01/2007; strike
price $0.01) * (e)		1,675	418
McLeodUSA, Inc.
(Expiration date 04/16/2007; strike
price $1.354) *		36,926	218

			636
Telephone - 0.00%
XO Communications, Inc.
(Expiration date 01/16/2010; strike
price $6.25) *		9,172	1,376
(Expiration date 01/16/2010; strike
price $7.50) *		6,878	688
(Expiration date 01/16/2010; strike
price $10.00) *		6,878	619

			2,683

TOTAL WARRANTS (Cost $315,968)			$437,019

FOREIGN GOVERNMENT OBLIGATIONS - 9.66%
Argentina - 0.36%
Republic of Argentina
zero coupon, Step up to 1.33% on
03/31/2009 due 12/31/2038		$2,760,000	910,800
4.005% due 08/03/2012 (b)		3,230,763	2,529,687
4.50% due 12/15/2035 (b)		2,760,000	143,520
5.83% due 12/31/2033	ARS	2,066,437	801,358
7.00% due 03/18/2049	EUR	1,500,000,000	256,586
8.00% due 10/30/2009		825,000,000	134,714
8.50% due 02/23/2049		2,003,000	345,637
9.00% due 05/26/2009		300,000	94,144
9.25% due 10/21/2049		1,075,000	340,531
9.75% due 11/26/2049		975,000	310,009

			5,866,986
Brazil - 2.42%
Federative Republic of Brazil
5.1875% due 04/15/2009 (b)		$730,692	727,039
5.25% due 04/15/2012 (b)		16,342,831	16,138,546
7.875% due 03/07/2015		1,800,000	1,917,000
8.00% due 01/15/2018		3,858,000	4,162,782

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Brazil (continued)
Federative Republic of Brazil (continued)
8.25% due 01/20/2034	$9,725,000	$10,323,088
8.75% due 02/04/2025	1,425,000	1,574,625
10.50% due 07/14/2014	1,150,000	1,409,325
12.25% due 03/06/2030	2,295,000	3,310,537

		39,562,942
Bulgaria - 0.13%
Republic of Bulgaria
8.25% due 01/15/2015	1,720,000	2,077,072
Colombia - 0.46%
Republic of Colombia
8.125% due 05/21/2024	2,190,000	2,365,200
10.375% due 01/28/2033	1,485,000	1,956,487
11.75% due 02/25/2020	2,350,000	3,248,875

		7,570,562
Costa Rica - 0.01%
Republic of Costa Rica
6.548% due 03/20/2014	125,000	123,875
Ecuador - 0.17%
Republic of Ecuador
zero coupon, Step up to 10% on
08/15/2006 due 08/15/2030 (b)	2,455,000	2,246,325
9.375% due 12/15/2015	500,000	470,000

		2,716,325
Mexico - 1.78%
Government of Mexico
6.375% due 01/16/2013	10,085,000	10,715,313
6.625% due 03/03/2015	650,000	711,750
8.00% due 09/24/2022	575,000	709,406
8.125% due 12/30/2019	3,725,000	4,572,437
8.30% due 08/15/2031	1,175,000	1,509,875
8.375% due 01/14/2011	2,310,000	2,633,400
10.375% due 02/17/2009	5,575,000	6,416,825
11.375% due 09/15/2016	1,250,000	1,837,500

		29,106,506
Panama - 0.25%
Republic of Panama
9.375% due 04/01/2029	3,200,000	4,024,000
Peru - 0.61%
Republic of Peru
7.35% due 07/21/2025	2,672,000	2,631,920
8.375% due 05/03/2016	680,000	746,300
8.75% due 11/21/2033	2,955,000	3,324,375
9.125% due 02/21/2012	1,493,000	1,705,753
9.875% due 02/06/2015	1,345,000	1,614,000

		10,022,348
Philippines - 0.51%
Republic of Philippines
8.25% due 01/15/2014	650,000	691,438
9.375% due 01/18/2017	250,000	286,250
9.50% due 02/02/2030	1,850,000	2,173,750

The accompanying notes are an integral part of the financial statements. 72

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Philippines (continued)
Republic of Philippines (continued)
10.625% due 03/16/2025	$4,125,000	$5,238,750

		8,390,188
Poland - 0.09%
Republic of Poland
5.25% due 01/15/2014	1,500,000	1,525,500
Russia - 1.28%
Russian Federation
5.00% due 03/31/2030	8,075,000	9,115,867
8.25% due 03/31/2010	1,575,000	1,676,430
11.00% due 07/24/2018	6,780,000	10,035,078
12.75% due 06/24/2028	65,000	119,223

		20,946,598
South Africa - 0.13%
Republic of South Africa
6.50% due 06/02/2014	820,000	886,625
9.125% due 05/19/2009	1,175,000	1,317,469

		2,204,094
Turkey - 0.82%
Republic of Turkey
7.00% due 06/05/2020	1,925,000	1,946,656
7.25% due 03/15/2015	1,825,000	1,920,813
7.375% due 02/05/2025	1,675,000	1,729,437
11.00% due 01/14/2013	1,500,000	1,903,125
11.75% due 06/15/2010	400,000	490,000
11.875% due 01/15/2030	3,580,000	5,504,250

		13,494,281
Ukraine - 0.09%
Republic of Ukraine
7.65% due 06/11/2013	1,404,000	1,515,056
Venezuela - 0.55%
Republic of Venezuela
5.375% due 08/07/2010	425,000	405,875
6.75% due 03/31/2020	300,000	300,750
7.65% due 04/21/2025	3,675,000	3,720,937
9.375% due 01/13/2034	525,000	622,125
10.75% due 09/19/2013	3,245,000	3,991,350

		9,041,037

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $152,019,111)		$158,187,370

CORPORATE BONDS - 79.73%
Advertising - 0.72%
Advanstar Communications, Inc.
10.75% due 08/15/2010	120,000	131,400
Lamar Media Corp.
6.625% due 08/15/2015	5,525,000	5,545,719
RH Donnelley Finance Corp., Series I
10.875% due 12/15/2012	1,175,000	1,324,813

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Advertising (continued)
Vertis, Inc.
9.75% due 04/01/2009	$4,590,000	$4,756,387

		11,758,319
Aerospace - 1.02%
Alliant Techsystems, Inc.
8.50% due 05/15/2011	2,275,000	2,388,750
Argo-Tech Corp.
9.25% due 06/01/2011	80,000	82,000
DRS Technologies, Inc.
6.875% due 11/01/2013	4,625,000	4,422,656
Moog, Inc.
6.25% due 01/15/2015	95,000	93,575
Sequa Corp.
9.00% due 08/01/2009	6,040,000	6,417,500
Sequa Corp., Series B
8.875% due 04/01/2008	3,180,000	3,323,100
TransDigm, Inc.
8.375% due 07/15/2011	10,000	10,500

		16,738,081
Agriculture - 0.49%
Case New Holland, Inc.
9.25% due 08/01/2011	600,000	642,000
Hines Nurseries, Inc.
10.25% due 10/01/2011	2,150,000	2,107,000
Pilgrim's Pride Corp.
9.25% due 11/15/2013	1,065,000	1,136,887
UAP Holding Corp.
zero coupon, Step up to 10.75% on
01/15/2008 due 07/15/2012	1,800,000	1,559,250
United Agri Products, Inc.
8.25% due 12/15/2011	2,444,000	2,566,200

		8,011,337
Air Travel - 0.06%
Continental Airlines, Inc.
6.541% due 09/15/2008	485,017	460,690
6.80% due 07/02/2007	557,705	532,105

		992,795
Aluminum - 0.22%
IMCO Recycling, Inc.
10.375% due 10/15/2010	3,225,000	3,523,313
Amusement & Theme Parks - 0.17%
Six Flags, Inc.
9.625% due 06/01/2014	2,525,000	2,455,562
9.75% due 04/15/2013	375,000	367,969

		2,823,531
Apparel & Textiles - 0.96%
Collins & Aikman Floorcoverings, Inc.
9.75% due 02/15/2010	500,000	440,000
Levi Strauss & Company
7.73% due 04/01/2012	1,150,000	1,158,625
9.75% due 01/15/2015	3,100,000	3,200,750
12.25% due 12/15/2012	4,585,000	5,112,275

The accompanying notes are an integral part of the financial statements. 73

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Apparel & Textiles (continued)
Quiksilver, Inc.
6.875% due 04/15/2015	$2,607,000	$2,509,238
Tommy Hilfiger USA, Inc.
6.85% due 06/01/2008	3,250,000	3,347,500

		15,768,388
Auto Parts - 0.80%
CSK Auto, Inc.
7.00% due 01/15/2014	3,900,000	3,529,500
Dura Operating Corp., Series B
8.625% due 04/15/2012	238,000	196,350
Keystone Automotive Operations
9.75% due 11/01/2013	3,740,000	3,235,100
Tenneco Automotive, Inc.
8.625% due 11/15/2014	3,800,000	3,591,000
10.25% due 07/15/2013	180,000	196,650
TRW Automotive, Inc.
9.375% due 02/15/2013	2,203,000	2,384,747

		13,133,347
Automobiles - 2.81%
Ford Motor Company
6.625% due 10/01/2028	1,025,000	661,125
7.45% due 07/16/2031	39,625,000	26,945,000
8.90% due 01/15/2032	1,250,000	915,625
General Motors Corp.
8.25% due 07/15/2023	1,700,000	1,092,250
8.375% due 07/15/2033	21,600,000	14,256,000
Hertz Corp., Class A
8.875% due 01/01/2014	2,050,000	2,088,438

		45,958,438
Broadcasting - 3.01%
CanWest Media, Inc.
8.00% due 09/15/2012	6,749,282	6,892,704
Charter Communications Holdings
zero coupon, Step up to 11.75% on
05/15/2006 due 05/15/2014	3,725,000	2,067,375
11.00% due 10/01/2015	13,540,000	11,373,600
Charter Communications Operating LLC
8.00% due 04/30/2012	355,000	353,225
8.375% due 04/30/2014	8,840,000	8,795,800
Corus Entertainment, Inc.
8.75% due 03/01/2012	435,000	470,888
CSC Holdings, Inc.
7.00% due 04/15/2012	5,285,000	5,000,931
7.25% due 07/15/2008	2,550,000	2,543,625
7.625% due 07/15/2018	725,000	688,750
CSC Holdings, Inc., Series B
7.625% due 04/01/2011	2,935,000	2,920,325
8.125% due 07/15/2009	270,000	272,700
Emmis Communications Corp.
10.3663% due 06/15/2012 (b)	2,350,000	2,358,813
Liberty Media Corp.
5.70% due 05/15/2013	245,000	228,281
7.75% due 07/15/2009	60,000	62,988
7.875% due 07/15/2009	225,000	237,084

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Broadcasting (continued)
Liberty Media Corp. (continued)
8.25% due 02/01/2030	$180,000	$176,374
Radio One, Inc.
6.375% due 02/15/2013	3,240,000	3,146,850
Salem Communications Holding Corp.
9.00% due 07/01/2011	1,613,000	1,699,699

		49,290,012
Building Materials & Construction - 0.34%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014	5,750,000	2,817,500
Brand Services, Inc.
12.00% due 10/15/2012	2,580,000	2,709,000

		5,526,500
Business Services - 2.43%
Allied Security Escrow Corp.
11.375% due 07/15/2011	1,850,000	1,783,480
Buhrmann US, Inc.
7.875% due 03/01/2015	2,500,000	2,440,625
Cardtronics, Inc.
9.25% due 08/15/2013	2,700,000	2,686,500
CB Richard Ellis Services, Inc.
11.25% due 06/15/2011	2,375,000	2,553,125
Conveo Corp.
7.875% due 12/01/2013	3,250,000	3,136,250
Interep National Radio Sales, Inc., Series B, Class A
10.00% due 07/01/2008	2,328,000	1,978,800
Invensys PLC
9.875% due 03/15/2011	3,190,000	3,158,100
Iron Mountain, Inc.
6.625% due 01/01/2016	50,000	46,500
7.75% due 01/15/2015	7,126,000	7,179,445
8.25% due 07/01/2011	3,525,000	3,577,875
8.625% due 04/01/2013	2,310,000	2,408,175
SunGard Data Systems, Inc.
9.125% due 08/15/2013	1,625,000	1,681,875
Xerox Capital Trust I
8.00% due 02/01/2027	6,050,000	6,231,500
Xerox Corp.
7.20% due 04/01/2016	310,000	325,500
9.75% due 01/15/2009	545,000	602,906

		39,790,656
Cable and Television - 4.22%
Atlantic Broadband Finance LLC
9.375% due 01/15/2014	3,575,000	3,199,625
Cablevision Systems Corp., Series B
8.7163% due 04/01/2009 (b)	2,200,000	2,222,000
CCO Holdings LLC
8.75% due 11/15/2013	2,675,000	2,547,937
DirecTV Holdings LLC
6.375% due 06/15/2015	9,775,000	9,555,062
8.375% due 03/15/2013	3,019,000	3,245,425
Echostar DBS Corp.
6.375% due 10/01/2011	585,000	563,062
6.625% due 10/01/2014	14,000,000	13,475,000

The accompanying notes are an integral part of the financial statements. 74

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cable and Television (continued)
Insight Communications, Inc.
zero coupon, Step up to 12.25% on
02/15/2006 due 02/15/2011	$525,000	$548,625
LIN Television Corp.
6.50% due 05/15/2013	3,725,000	3,571,344
Lodgenet Entertainment Corp.
9.50% due 06/15/2013	2,815,000	3,061,313
Mediacom Broadband LLC
8.50% due 10/15/2015	1,600,000	1,482,000
11.00% due 07/15/2013	2,520,000	2,709,000
Mediacom LLC/Mediacom Capital Corp.
9.50% due 01/15/2013	1,925,000	1,879,281
Rainbow National Services LLC
10.375% due 09/01/2014	2,750,000	3,080,000
Renaissance Media Group, LLC
10.00% due 04/15/2008	235,000	235,294
Rogers Cable, Inc.
6.25% due 06/15/2013	850,000	838,313
6.75% due 03/15/2015	70,000	71,050
7.875% due 05/01/2012	35,000	37,450
Shaw Communications, Inc.
8.25% due 04/11/2010	235,000	252,331
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	3,280,000	3,378,400
8.75% due 12/15/2011	2,615,000	2,749,019
Videotron Ltee
6.375% due 12/15/2015	6,775,000	6,732,656
Young Broadcasting, Inc.
8.75% due 01/15/2014	250,000	220,313
10.00% due 03/01/2011	3,800,000	3,557,750

		69,212,250
Cellular Communications - 3.02%
Alamosa Delaware, Inc.
11.00% due 07/31/2010	1,350,000	1,522,125
12.00 due 07/31/2009	1,031,000	1,127,656
American Tower Corp.
7.25% due 12/01/2011	425,000	442,000
7.50% due 05/01/2012	5,750,000	6,008,750
Centennial Communications Corp.
10.00% due 01/01/2013	1,300,000	1,313,000
10.125% due 06/15/2013	4,025,000	4,377,187
10.25% due 01/01/2013 (b)	1,425,000	1,428,562
10.75% due 12/15/2008	683,000	696,660
Dobson Cellular Systems, Inc.
8.375% due 11/01/2011	2,750,000	2,918,438
Nextel Communications, Inc.
6.875% due 10/31/2013	1,260,000	1,312,479
7.375% due 08/01/2015	15,825,000	16,691,894
9.50% due 02/01/2011	183,571	192,948
Rogers Wireless, Inc.
7.50% due 03/15/2015	240,000	259,200
9.625% due 05/01/2011	550,000	632,500
SBA Communications Corp.
8.50% due 12/01/2012	524,000	581,640

High Yield Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
SBA Telecommunication /
SBA Communications Corp.
zero coupon, Step up to 9.75% on
12/15/2007 due 12/15/2011		$2,236,000	$2,073,890
UbiquiTel Operating Company
9.875% due 03/01/2011		3,725,000	4,125,438
US Unwired, Inc., Series B
10.00% due 06/15/2012		3,300,000	3,712,500

			49,416,867
Chemicals - 4.03%
Airgas, Inc.
9.125% due 10/01/2011		180,000	191,700
Equistar Chemicals LP
10.125% due 09/01/2008		2,358,000	2,558,430
10.625% due 05/01/2011		1,165,000	1,281,500
Ethyl Corp.
8.875% due 05/01/2010		3,250,000	3,404,375
FMC Corp.
7.75% due 07/01/2011		425,000	459,241
Hercules, Inc.
6.75% due 10/15/2029		6,250,000	6,015,625
Huntsman ICI Chemicals
10.125% due 07/01/2009	EUR	607,000	743,968
Huntsman International LLC
7.375% due 01/01/2015		$3,575,000	3,449,875
9.875% due 03/01/2009		365,000	385,075
Huntsman LLC
11.625% due 10/15/2010		81,000	91,935
IMC Global, Inc.
7.30% due 01/15/2028		145,000	144,275
10.875% due 08/01/2013		900,000	1,035,000
Innophos, Inc.
8.875% due 08/15/2014		2,075,000	2,090,562
ISP Chemco, Inc., Series B
10.25% due 07/01/2011		1,035,000	1,102,275
ISP Holdings, Inc., Series B
10.625% due 12/15/2009		3,445,000	3,617,250
JohnsonDiversey, Inc., Series B
9.625% due 05/15/2012		190,000	190,950
Lubrizol Corp.
5.50% due 10/01/2014		80,000	80,213
Lyondell Chemical Company
9.50% due 12/15/2008		780,000	817,050
Lyondell Chemical Company, Series A
9.625% due 05/01/2007		2,075,000	2,165,781
Methanex Corp.
8.75% due 08/15/2012		2,085,000	2,319,562
Millennium America, Inc.
9.25% due 06/15/2008		1,720,000	1,855,450
Nalco Company
7.75% due 11/15/2011		250,000	256,875
8.875% due 11/15/2013		5,950,000	6,232,625
Nova Chemicals Corp
6.50% due 01/15/2012		6,445,000	6,235,538
OM Group, Inc.
9.25% due 12/15/2011		4,675,000	4,569,813

The accompanying notes are an integral part of the financial statements. 75

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Omnova Solutions, Inc.
11.25% due 06/01/2010	$90,000	$93,825
PQ Corp.
7.50% due 02/15/2013	5,575,000	5,184,750
Rhodia SA
7.625% due 06/01/2010	2,425,000	2,437,125
8.875% due 06/01/2011	1,725,000	1,768,125
10.25% due 06/01/2010	475,000	520,125
Union Carbide Chemicals & Plastics
7.875% due 04/01/2023	55,000	60,156
Westlake Chemical Corp.
8.75% due 07/15/2011	4,384,000	4,690,880

		66,049,929
Coal - 0.31%
Massey Energy Company
6.625% due 11/15/2010	3,610,000	3,668,662
6.875% due 12/15/2013	1,425,000	1,437,469

		5,106,131
Commercial Services - 0.30%
DynCorp International LLC, Series B
9.50% due 02/15/2013	4,775,000	4,966,000
Computers & Business Equipment - 0.42%
Seagate Technology Holdings
8.00% due 05/15/2009	3,000,000	3,150,000
Unisys Corp.
8.00% due 10/15/2012	4,100,000	3,792,500

		6,942,500
Construction & Mining Equipment - 0.29%
Terex Corp
7.375% due 01/15/2014	4,838,000	4,789,620
Construction Materials - 0.18%
Nortek, Inc.
8.50% due 09/01/2014	2,725,000	2,629,625
Texas Industries, Inc.
7.25% due 07/15/2013	375,000	389,063

		3,018,688
Containers & Glass - 1.91%
Graphic Packaging International Corp.
8.50% due 08/15/2011	2,075,000	2,080,187
9.50% due 08/15/2013	4,925,000	4,703,375
Owens-Brockway Glass Container
6.75% due 12/01/2014	1,847,000	1,791,590
Owens-Brockway Glass Container, Inc.
7.75% due 05/15/2011	365,000	380,969
8.75% due 11/15/2012	1,175,000	1,263,125
Owens-Illinois, Inc., Series 2008
7.35% due 05/15/2008	1,050,000	1,063,125
Owens-Illinois, Inc., Series 2010
7.50% due 05/15/2010	3,210,000	3,258,150
Plastipak Holdings, Inc.
8.50% due 12/15/2015	3,550,000	3,585,500
Pliant Corp.
11.625% due 06/15/2009 ^	809,261	857,817

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Containers & Glass (continued)
Pliant Corp. (continued)
12.75% due 06/15/2010 ^	$1,460,000	$284,700
13.00% due 06/01/2010 ^	660,000	128,700
Radnor Holdings Corp.
11.00% due 03/15/2010 (a)	2,275,000	1,842,750
Stone Container Corp.
8.375% due 07/01/2012	4,250,000	4,111,875
9.75% due 02/01/2011	2,525,000	2,550,250
Tekni Plex, Inc., Series B
12.75% due 06/15/2010	2,566,000	1,398,470
Tekni-Plex, Inc.
8.75% due 11/15/2013	2,175,000	1,914,000

		31,214,583
Correctional Facilities - 0.33%
Corrections Corporation of America
6.25% due 03/15/2013	5,470,000	5,415,300
Cosmetics & Toiletries - 0.80%
Del Laboratories, Inc.
8.00% due 02/01/2012	4,275,000	3,377,250
Jafra Cosmetics International, Inc.
10.75% due 05/15/2011	1,446,000	1,583,370
Playtex Products, Inc.
9.375% due 06/01/2011	4,609,000	4,827,928
Spectrum Brands, Inc.
8.50% due 10/01/2013	3,800,000	3,315,500

		13,104,048
Crude Petroleum & Natural Gas - 1.79%
Chesapeake Energy Corp.
6.25% due 01/15/2018	2,400,000	2,352,000
6.625% due 01/15/2016	1,970,000	1,994,625
6.875% due 01/15/2016	5,384,000	5,518,600
6.875% due 11/15/2020	4,500,000	4,556,250
7.00% due 08/15/2014	1,975,000	2,044,125
7.50% due 09/15/2013	60,000	63,750
7.75% due 01/15/2015	35,000	37,100
Houston Exploration Company
7.00% due 06/15/2013	3,675,000	3,528,000
Kerr-McGee Corp.
6.875% due 09/15/2011	5,500,000	5,876,756
7.00% due 11/01/2011	375,000	375,000
Plains Exploration & Production Company
7.125% due 06/15/2014	105,000	108,675
8.75% due 07/01/2012	45,000	48,375
Pogo Producing Company
6.875% due 10/01/2017	2,825,000	2,754,375

		29,257,631
Domestic Oil - 1.63%
Amerada Hess Corp.
7.30% due 08/15/2031	345,000	399,263
Exco Resources, Inc.
7.25% due 01/15/2011	6,665,000	6,764,975
Forest Oil Corp.
8.00% due 06/15/2008	102,000	106,335
8.00% due 12/15/2011	285,000	311,362

The accompanying notes are an integral part of the financial statements. 76

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Domestic Oil (continued)
Magnum Hunter Resources, Inc.
9.60% due 03/15/2012	$3,456,000	$3,749,760
Stone Energy Corp.
8.25% due 12/15/2011	3,400,000	3,510,500
Swift Energy Company
7.625% due 07/15/2011	1,725,000	1,759,500
9.375% due 05/01/2012	3,375,000	3,628,125
Whiting Petroleum Corp.
7.00% due 02/01/2014	6,500,000	6,516,250

		26,746,070
Drugs & Health Care - 0.98%
General Nutrition Centers, Inc.
8.50% due 12/01/2010	3,100,000	2,666,000
Rite Aid Corp.
6.125% due 12/15/2008	2,000,000	1,880,000
7.50% due 01/15/2015	2,550,000	2,409,750
8.125% due 05/01/2010	890,000	905,575
9.50% due 02/15/2011	365,000	385,988
The Jean Coutu Group (PJC), Inc.
8.50% due 08/01/2014	5,350,000	4,895,250
Warner Chilcott Corp.
8.75% due 02/01/2015	825,000	759,000
WH Holdings/WH Capital Corp.
9.50% due 04/01/2011	1,975,000	2,133,000

		16,034,563
Electrical Utilities - 3.22%
AES Corp.
7.75% due 03/01/2014	3,575,000	3,749,281
8.75% due 05/15/2013	465,000	506,269
8.875% due 02/15/2011	3,165,000	3,422,156
9.00% due 05/15/2015	700,000	766,500
9.375% due 09/15/2010	4,425,000	4,834,312
9.50% due 06/01/2009	995,000	1,070,869
Allegheny Energy Supply Company LLC
7.80% due 03/15/2011	35,000	38,150
Avista Corp.
9.75% due 06/01/2008	250,000	272,877
Calpine Corp.
8.50% due 07/15/2010	5,775,000	4,735,500
8.75% due 07/15/2013	925,000	758,500
Calpine Generating Company LLC
13.2163% due 04/01/2011 (b)	3,500,000	3,552,500
CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	340,000	388,821
CMS Energy Corp.
8.50% due 04/15/2011	270,000	293,962
Edison Mission Energy
9.875% due 04/15/2011	2,426,000	2,829,322
10.00% due 08/15/2008	3,776,000	4,134,720
FirstEnergy Corp.
7.375% due 11/15/2031	170,000	200,595
Mirant Americas Generation LLC
8.30% due 05/01/2011 ^	6,896,000	8,723,440
8.50% due 10/01/2021 ^	1,868,000	2,325,660

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
Nevada Power Company
5.875% due 01/15/2015	$165,000	$163,733
6.50% due 04/15/2012	80,000	80,200
9.00% due 08/15/2013	199,000	219,150
10.875% due 10/15/2009	16,000	17,480
Reliant Resources, Inc.
9.25% due 07/15/2010	3,700,000	3,700,000
9.50% due 07/15/2013	4,175,000	4,185,438
Texas Genco LLC/Texas Genco Financing Corp.
6.875% due 12/15/2014	895,000	968,838
TXU Corp., Series P
5.55% due 11/15/2014	295,000	280,202
TXU Corp., Series Q
6.50% due 11/15/2024	290,000	275,318
TXU Corp., Series R
6.55% due 11/15/2034	225,000	212,602

		52,706,395
Electronics - 0.37%
L-3 Communications Corp.
6.125% due 07/15/2013	245,000	243,163
7.625% due 06/15/2012	3,500,000	3,683,750
Muzak, LLC/Muzak Finance Corp.
9.875% due 03/15/2009	2,570,000	1,416,713
Sanmina-SCI Corp.
6.75% due 03/01/2013	105,000	99,881
10.375% due 01/15/2010	460,000	508,300
Thomas & Betts Corp.
6.39% due 02/10/2009	15,000	15,375
7.25% due 06/01/2013	65,000	69,165

		6,036,347
Energy - 0.80%
Inergy, L.P.
6.875% due 12/15/2014	6,575,000	5,983,250
NRG Energy, Inc.
8.00% due 12/15/2013	5,683,000	6,336,545
Peabody Energy Corp.
6.875% due 03/15/2013	310,000	322,400
Reliant Energy, Inc.
6.75% due 12/15/2014	280,000	244,300
TECO Energy, Inc.
7.00% due 05/01/2012	25,000	26,250
7.20% due 05/01/2011	255,000	269,025

		13,181,770
Financial Services - 6.51%
Arch Western Finance LLC
6.75% due 07/01/2013	395,000	402,406
BCP Crystal Holdings Corp.
9.625% due 06/15/2014	3,784,000	4,209,700
Borden U.S. Finance Corp./
Nova Scotia Finance ULC
9.00% due 07/15/2014	4,750,000	4,702,500
CB Richard Ellis Services, Inc.
9.75% due 05/15/2010	73,000	79,570

The accompanying notes are an integral part of the financial statements. 77

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

High Yield Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Chukchansi Economic Development Authority
4.469% due 11/15/2012		$2,000,000	$2,040,000
8.00% due 11/15/2013		1,650,000	1,693,312
Ford Motor Credit Company
6.625% due 06/16/2008		16,650,000	15,102,482
7.875% due 06/15/2010		1,000,000	899,892
General Motors Acceptance Corp.
8.00% due 11/01/2031		27,775,000	26,605,145
Global Cash Access LLC
8.75% due 03/15/2012		2,198,000	2,338,123
iPCS, Inc.
11.50% due 05/01/2012		1,650,000	1,893,375
JSG Funding PLC
9.625% due 10/01/2012		240,000	240,000
10.125% due 10/01/2012	EUR	2,200,000	2,787,607
Nell AF SARL
8.375% due 08/15/2015		$2,750,000	2,722,500
Nexstar Finance Holdings LLC
zero coupon, Step up to 11.375% on
04/01/2008 due 04/01/2013		1,500,000	1,130,625
Nexstar Finance, Inc.
7.00% due 01/15/2014		1,400,000	1,282,750
Sensus Metering Systems, Inc.
8.625% due 12/15/2013		205,000	181,425
TRAINS HY-2005-1
7.651% due 06/15/2015 (b)		34,416,000	35,362,440
Ucar Finance, Inc.
10.25% due 02/15/2012		2,750,000	2,915,000

			106,588,852
Food & Beverages - 1.37%
Ahold Finance USA, Inc.
6.875% due 05/01/2029		205,000	192,187
Ahold Lease USA, Inc., Series A-2
8.62% due 01/02/2025		1,250,000	1,393,750
Constellation Brands, Inc.
8.125% due 01/15/2012		355,000	371,862
Del Monte Corp.
6.75% due 02/15/2015		6,375,000	6,215,625
8.625% due 12/15/2012		500,000	531,250
Doane Pet Care Company
10.625% due 11/15/2015		1,500,000	1,563,750
10.75% due 03/01/2010		975,000	1,060,312
Dole Food, Inc.
7.25% due 06/15/2010		4,660,000	4,520,200
8.75% due 07/15/2013		1,950,000	2,008,500
8.875% due 03/15/2011		240,000	246,000
Pinnacle Foods Holding Corp.
8.25% due 12/01/2013		3,875,000	3,690,938
Swift & Company
10.125% due 10/01/2009		575,000	593,688

			22,388,062
Furniture & Fixtures - 0.52%
Norcraft Companies LP
9.00% due 11/01/2011		3,650,000	3,777,750

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Furniture & Fixtures (continued)
Sealy Mattress Company
8.25% due 06/15/2014	$4,525,000	$4,660,750

		8,438,500
Gas & Pipeline Utilities - 2.96%
Atlas Pipeline Partners LP
8.125% due 12/15/2015	3,575,000	3,606,281
Dynegy Holdings, Inc.
6.875% due 04/01/2011	4,260,000	4,196,100
7.625% due 10/15/2026	500,000	445,000
9.875% due 07/15/2010	1,600,000	1,754,000
10.125% due 07/15/2013	1,500,000	1,695,000
El Paso Corp.
7.75% due 01/15/2032	5,425,000	5,438,562
7.80% due 08/01/2031	4,275,000	4,264,312
7.875% due 06/15/2012	3,775,000	3,888,250
El Paso Natural Gas
7.50% due 11/15/2026	70,000	72,625
El Paso Natural Gas Company, Series A
7.625% due 08/01/2010	165,000	174,075
El Paso Production Holding Company
7.75% due 06/01/2013	620,000	643,250
Northwest Pipeline Corp.
8.125% due 03/01/2010	460,000	487,600
Targa Resources, Inc.
8.50% due 11/01/2013	7,175,000	7,354,375
Transcontinental Gas Pipe Line Corp.
8.875% due 07/15/2012	785,000	898,825
Williams Companies, Inc.
7.125% due 09/01/2011	255,000	264,881
7.625% due 07/15/2019	575,000	616,688
7.875% due 09/01/2021	2,275,000	2,462,688
8.125% due 03/15/2012	615,000	670,350
8.75% due 03/15/2032	8,200,000	9,512,000

		48,444,862
Healthcare Products - 0.50%
Accellent, Inc.
10.50% due 12/01/2013	4,450,000	4,561,250
Icon Health & Fitness
11.25% due 04/01/2012 (a)	1,500,000	1,256,250
Riddell Bell Holdings, Inc.
8.375% due 10/01/2012	2,525,000	2,341,937

		8,159,437
Healthcare Services - 2.01%
Ameripath, Inc.
10.50% due 04/01/2013	3,375,000	3,577,500
DaVita, Inc.
6.625% due 03/15/2013	135,000	137,362
7.25% due 03/15/2015	6,335,000	6,414,187
Extendicare Health Services, Inc.
6.875% due 05/01/2014	3,275,000	3,201,313
9.50% due 07/01/2010	1,650,000	1,751,062
Insight Health Services Corp.
9.1744% due 11/01/2011 (b)	2,875,000	2,781,563

The accompanying notes are an integral part of the financial statements. 78

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Healthcare Services (continued)
National Mentor Inc.
9.625% due 12/01/2012	$575,000	$600,875
Psychiatric Solutions, Inc.
7.75% due 07/15/2015	4,750,000	4,904,375
10.625% due 06/15/2013	1,650,000	1,876,875
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	6,770,000	7,193,125
Vanguard Health Holding Company, Inc. LLC
zero coupon, Step up to 11.25% on
10/01/2009 due 10/01/2015	610,000	445,300

		32,883,537
Homebuilders - 0.11%
Beazer Homes USA, Inc.
8.625% due 05/15/2011	340,000	355,300
D.R. Horton, Inc.
5.625% due 01/15/2016	310,000	295,584
9.75% due 09/15/2010	25,000	28,263
KB Home
8.625% due 12/15/2008	175,000	183,750
Meritage Homes Corp.
7.00% due 05/01/2014	155,000	146,475
Ryland Group, Inc.
9.125% due 06/15/2011	185,000	195,711
Schuler Homes, Inc.
10.50% due 07/15/2011	125,000	134,375
Standard Pacific Corp.
6.50% due 10/01/2008	260,000	257,075
Toll Brothers, Inc.
8.25% due 02/01/2011	195,000	203,044
Toll Corp.
8.25% due 12/01/2011	65,000	68,656

		1,868,233
Hotels & Restaurants - 2.73%
Buffets, Inc.
11.25% due 07/15/2010	2,875,000	2,932,500
CCM Merger, Inc.
8.00% due 08/01/2013	3,625,000	3,480,000
Chumash Casino & Resort Enterprise
9.26% due 07/15/2010	2,275,000	2,417,187
Gaylord Entertainment Company
6.75% due 11/15/2014	5,365,000	5,257,700
Hilton Hotels Corp.
7.625% due 12/01/2012	8,950,000	9,652,512
HMH Properties, Inc., Series B
7.875% due 08/01/2008	1,000	1,011
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010	1,375,000	1,361,250
ITT Corp.
7.375% due 11/15/2015	30,000	32,625
Kerzner International Ltd.
6.75% due 10/01/2015	4,450,000	4,327,625
Park Place Entertainment Corp.
7.875% due 03/15/2010	2,510,000	2,698,250
8.125% due 05/15/2011	10,000	11,038
8.875% due 09/15/2008	350,000	378,438

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Hotels & Restaurants (continued)
Park Place Entertainment Corp. (continued)
9.375% due 02/15/2007	$1,800,000	$1,874,250
Sbarro, Inc.
11.00% due 09/15/2009	2,875,000	2,860,625
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	835,000	851,700
7.875% due 05/01/2012	4,820,000	5,314,050
Vicorp Restaurants, Inc.
10.50% due 04/15/2011	1,450,000	1,344,875

		44,795,636

Household Appliances - 0.03%
Applica, Inc.
10.00% due 07/31/2008 (a)	565,000	548,050
Household Products - 0.40%
Resolution Performance Products, Inc.
9.50% due 04/15/2010	775,000	784,688
13.50% due 11/15/2010	3,225,000	3,410,437
Simmons Bedding Company
zero coupon, Step up to 10.00% on
12/15/2009 due 12/15/2014	1,125,000	607,500
7.875% due 01/15/2014	1,925,000	1,780,625

		6,583,250

Industrial Machinery - 0.50%
Dresser Rand Group, Inc.
7.375% due 11/01/2014	5,410,000	5,572,300
Grant Prideco, Inc.
6.125% due 08/15/2015	1,275,000	1,271,813
NMHG Holding Company
10.00% due 05/15/2009	1,315,000	1,400,475

		8,244,588

Industrials - 0.28%
Dynegy Holdings, Inc.
7.125% due 05/15/2018	5,175,000	4,605,750
International Oil - 0.33%
Newfield Exploration Company
6.625% due 09/01/2014	200,000	204,500
8.375% due 08/15/2012	190,000	203,300
Pemex Project Funding Master Trust
9.125% due 10/13/2010	1,150,000	1,323,650
Vintage Petroleum, Inc.
7.875% due 05/15/2011	3,540,000	3,699,300

		5,430,750

Internet Content - 0.00%
PSINet, Inc.
11.00% due 08/01/2009 ^	923,503	577
PSINet, Inc., Series B
10.00% due 02/15/2005 ^	2,360,964	1,476

		2,053

Leisure Time - 5.36%
AMC Entertainment, Inc.
8.00% due 03/01/2014	90,000	81,675
AMC Entertainment, Inc., Series B
8.625% due 08/15/2012	140,000	146,300

The accompanying notes are an integral part of the financial statements. 79

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
AMF Bowling Worldwide, Inc.
10.00% due 03/01/2010	$2,650,000	$2,636,750
Boyd Gaming Corp.
6.75% due 04/15/2014	6,875,000	6,823,437
7.75% due 12/15/2012	220,000	229,900
Caesars Entertainment, Inc.
7.00% due 04/15/2013	7,630,000	8,125,950
Choctaw Resort Development Enterprise
7.25% due 11/15/2019	2,825,000	2,870,906
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014	7,800,000	5,772,000
Equinox Holdings, Inc.
9.00% due 12/15/2009	400,000	427,500
Herbst Gaming, Inc.
7.00% due 11/15/2014	175,000	174,125
8.125% due 06/01/2012	3,700,000	3,848,000
Isle Capri Casinos, Inc.
7.00% due 03/01/2014	4,940,000	4,816,500
Las Vegas Sands Corp.
6.375% due 02/15/2015	3,900,000	3,753,750
Loews Cineplex Entertainment Corp.
9.00% due 08/01/2014	350,000	353,500
Mandalay Resort Group
9.375% due 02/15/2010	363,000	400,207
10.25% due 08/01/2007	105,000	111,956
MGM Mirage, Inc.
5.875% due 02/27/2014	1,025,000	978,875
6.625% due 07/15/2015	1,800,000	1,795,500
6.75% due 09/01/2012	4,025,000	4,080,344
7.25% due 08/01/2017	1,275,000	1,297,313
8.375% due 02/01/2011	3,850,000	4,119,500
8.50% due 09/15/2010	130,000	140,887
Mohegan Tribal Gaming Authority
6.125% due 02/15/2013	135,000	132,638
6.875% due 02/15/2015	2,525,000	2,543,938
7.125% due 08/15/2014	3,415,000	3,496,106
Penn National Gaming, Inc.
6.75% due 03/01/2015	4,915,000	4,822,844
6.875% due 12/01/2011	2,250,000	2,272,500
8.875% due 03/15/2010	55,000	57,750
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012	1,975,000	2,041,656
8.75% due 10/01/2013	4,750,000	5,058,750
Scientific Games Corp.
6.25% due 12/15/2012	100,000	98,375
Seneca Gaming Corp.
7.25% due 05/01/2012	3,005,000	3,023,781
Station Casinos, Inc.
6.50% due 02/01/2014	2,340,000	2,363,400
6.875% due 03/01/2016	5,375,000	5,495,938
Tunica-Biloxi Gaming Authority
9.00% due 11/15/2015	3,425,000	3,425,000

		87,817,551

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Manufacturing - 0.69%
Blount, Inc.
8.875% due 08/01/2012	$1,625,000	$1,714,375
KI Holdings, Inc.
zero coupon, Step up to 9.875% on
11/15/2009 due 11/15/2014	3,375,000	2,210,625
Koppers, Inc.
9.875% due 10/15/2013	2,125,000	2,305,625
Park-Ohio Industries, Inc.
8.375% due 11/15/2014	1,650,000	1,443,750
Trinity Industries, Inc.
6.50% due 03/15/2014	3,700,000	3,644,500

		11,318,875
Medical-Hospitals - 2.50%
Community Health Systems, Inc.
6.50% due 12/15/2012	3,900,000	3,797,625
Genesis Healthcare Corp.
8.00% due 10/15/2013	5,325,000	5,604,562
HCA, Inc.
5.50% due 12/01/2009	115,000	113,578
5.75% due 03/15/2014	55,000	53,207
6.30% due 10/01/2012	780,000	783,167
6.375% due 01/15/2015	3,310,000	3,345,861
7.50% due 12/15/2023	2,950,000	3,021,396
7.69% due 06/15/2025	975,000	1,012,451
8.75% due 09/01/2010	2,840,000	3,141,031
IASIS Healthcare LLC
8.75% due 06/15/2014	6,560,000	6,888,000
Tenet Healthcare Corp.
7.375% due 02/01/2013	4,050,000	3,736,125
9.875% due 07/01/2014	3,075,000	3,113,437
Triad Hospitals, Inc.
7.00% due 05/15/2012	465,000	474,881
7.00% due 11/15/2013	5,875,000	5,889,688

		40,975,009
Metal & Metal Products - 0.67%
FastenTech, Inc.
11.50% due 05/01/2011	135,000	132,637
Mueller Group, Inc.
10.00% due 05/01/2012	1,900,000	2,018,750
Mueller Holdings, Inc.
zero coupon, Step up to 14.75% on
04/15/2009 due 04/15/2014	2,625,000	1,975,313
Novelis, Inc.
7.25% due 02/15/2015	7,415,000	6,914,488

		11,041,188
Office Furnishings & Supplies - 0.35%
IKON Office Solutions, Inc.
7.75% due 09/15/2015	2,150,000	2,096,250
Interface, Inc.
9.50% due 02/01/2014	1,275,000	1,268,625
10.375% due 02/01/2010	2,225,000	2,408,563

		5,773,438

The accompanying notes are an integral part of the financial statements. 80

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Paper - 2.18%
Abitibi-Consolidated, Inc.
7.50% due 04/01/2028	$245,000	$199,675
7.75% due 06/15/2011	2,025,000	1,928,812
8.375% due 04/01/2015	4,445,000	4,256,087
8.55% due 08/01/2010	2,180,000	2,207,250
8.85% due 08/01/2030	2,030,000	1,735,650
Appleton Papers, Inc.
8.125% due 06/15/2011	1,525,000	1,483,062
Appleton Papers, Inc., Series B
9.75% due 06/15/2014	2,175,000	2,033,625
Boise Cascade LLC
7.125% due 10/15/2014	5,745,000	5,357,213
Bowater Canada Finance Corp.
7.95% due 11/15/2011	350,000	339,500
Bowater, Inc.
6.50% due 06/15/2013	1,785,000	1,597,575
9.50% due 10/15/2012	1,050,000	1,081,500
Buckeye Technologies, Inc.
8.00% due 10/15/2010	650,000	617,500
8.50% due 10/01/2013	4,535,000	4,535,000
Domtar, Inc.
7.125% due 08/15/2015	965,000	822,663
Jefferson Smurfit Corp.
8.25% due 10/01/2012	2,843,000	2,729,280
Newark Group, Inc.
9.75% due 03/15/2014	1,900,000	1,672,000
Norske Skog Canada, Ltd.
7.375% due 03/01/2014	2,825,000	2,486,000
8.625% due 06/15/2011	525,000	501,375
Smurfit Capital Funding PLC
7.50% due 11/20/2025	70,000	61,600

		35,645,367
Petroleum Services - 0.83%
Chaparral Energy, Inc.
8.50% due 12/01/2015	6,025,000	6,235,875
Hanover Compressor Company
zero coupon due 03/31/2007	2,100,000	1,884,750
9.00% due 06/01/2014	2,990,000	3,259,100
Hanover Equipment Trust
8.75% due 09/01/2011	1,125,000	1,189,687
Premcor Refining Group, Inc.
6.75% due 02/01/2011	130,000	137,475
9.50% due 02/01/2013	295,000	329,662
Pride International, Inc.
7.375% due 07/15/2014	445,000	477,263

		13,513,812
Pharmaceuticals - 0.63%
Omnicare, Inc.
6.875% due 12/15/2015	3,450,000	3,501,750
Valeant Pharmaceuticals International
7.00% due 12/15/2011	6,840,000	6,737,400

		10,239,150

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Plastics - 0.24%
Berry Plastics Corp.
10.75% due 07/15/2012	$3,675,000	$3,950,625
Publishing - 1.59%
Block Communications, Inc.
8.25% due 12/15/2015	3,625,000	3,588,750
Cadmus Communications Corp.
8.375% due 06/15/2014	1,650,000	1,695,375
CBD Media Holdings, LLC
9.25% due 07/15/2012	2,675,000	2,675,000
CBD Media, Inc.
8.625% due 06/01/2011	1,175,000	1,198,500
Dex Media East LLC
9.875% due 11/15/2009	145,000	157,325
12.125% due 11/15/2012	881,000	1,030,770
Dex Media West LLC
8.50% due 08/15/2010	300,000	314,250
9.875% due 08/15/2013	1,166,000	1,294,260
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	5,300,000	4,213,500
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	7,875,000	6,260,625
8.00% due 11/15/2013	180,000	184,500
Houghton Mifflin Company
zero coupon, Step up to 11.50% on
10/15/2008 due 10/15/2013	1,850,000	1,452,250
8.25% due 02/01/2011	250,000	258,125
Mail-Well I Corp.
9.625% due 03/15/2012	1,195,000	1,290,600
Yell Finance BV
10.75% due 08/01/2011	413,000	446,040

		26,059,870
Real Estate - 1.93%
Felcor Lodging LP, REIT
9.00% due 06/01/2011	4,950,000	5,420,250
Host Marriott LP, REIT
6.375% due 03/15/2015	5,125,000	5,118,594
7.125% due 11/01/2013	6,645,000	6,910,800
9.50% due 01/15/2007	1,400,000	1,449,000
La Quinta Properties, Inc., REIT
7.00% due 08/15/2012	55,000	59,400
Meristar Hospitality Corp., REIT
9.00% due 01/15/2008	900,000	930,375
9.125% due 01/15/2011	2,150,000	2,343,500
Meristar Hospitality Operating Partnership LP, REIT
10.50% due 06/15/2009	2,075,000	2,186,531
Omega Healthcare Investors, Inc., REIT
7.00% due 01/15/2016	4,950,000	4,906,687
7.00% due 04/01/2014	2,325,000	2,333,719

		31,658,856
Retail - 0.12%
Eye Care Centers of America
10.75% due 02/15/2015	1,975,000	1,925,625

The accompanying notes are an integral part of the financial statements. 81

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Retail (continued)
JC Penney Company, Inc.
7.375% due 08/15/2008	$70,000	$73,850

		1,999,475
Retail Grocery - 0.12%
CA FM Lease Trust
8.50% due 07/15/2017	1,833,527	2,013,634
Retail Trade - 0.63%
Finlay Fine Jewelry Corp.
8.375% due 06/01/2012	1,765,000	1,588,500
Home Interiors & Gifts, Inc.
10.125% due 06/01/2008 (a)	3,325,000	2,327,500
Jo-Ann Stores, Inc.
7.50% due 03/01/2012	3,450,000	2,820,375
Neiman Marcus Group, Inc.
10.375% due 10/15/2015	2,000,000	2,032,500
PETCO Animal Supplies, Inc.
10.75% due 11/01/2011	525,000	568,313
Saks, Inc.
9.875% due 10/01/2011	875,000	953,750

		10,290,938
Sanitary Services - 0.77%
Allied Waste North America, Inc.
7.25% due 03/15/2015	4,205,000	4,247,050
7.875% due 04/15/2013	1,545,000	1,595,213
8.50% due 12/01/2008	4,250,000	4,462,500
Allied Waste North America, Inc., Series B
7.375% due 04/15/2014	700,000	680,750
8.875% due 04/01/2008	305,000	321,012
9.25% due 09/01/2012	1,233,000	1,334,722

		12,641,247
Semiconductors - 0.49%
Amkor Technology, Inc.
7.125% due 03/15/2011	1,350,000	1,188,000
7.75% due 05/15/2013	238,000	207,060
9.25% due 02/15/2008	4,680,000	4,539,600
10.50% due 05/01/2009	2,275,000	2,093,000

		8,027,660
Steel - 0.16%
IPSCO, Inc.
8.75% due 06/01/2013	2,150,000	2,354,250
National Steel Corp., Series D
9.875% due 03/01/2009 ^	1,293,070	37,990
United States Steel LLC
10.75% due 08/01/2008	209,000	230,945

		2,623,185
Telecommunications Equipment &
Services - 3.03%
Citizens Communications Company
7.625% due 08/15/2008	80,000	83,400
9.25% due 05/15/2011	550,000	606,375
Insight Midwest LP
9.75% due 10/01/2009	1,500,000	1,545,000
10.50% due 11/01/2010	1,760,000	1,850,200

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services (continued)
Intelsat, Ltd.
8.695% due 01/15/2012 (b)	$1,500,000	$1,524,375
L-3 Communications Corp.
6.375% due 10/15/2015	6,752,000	6,735,120
Lucent Technologies, Inc.
6.45% due 03/15/2029	14,355,000	12,309,413
Nortel Networks, Ltd.
6.125% due 02/15/2006	3,650,000	3,650,000
Panamsat Corp.
9.00% due 08/15/2014	1,553,000	1,626,768
United States West Communications, Inc.
6.875% due 09/15/2033	18,735,000	17,610,900
Zeus Special Subsidiary, Ltd.
zero coupon, Step up to 9.25% on
02/01/2010 due 02/01/2015	3,225,000	2,120,437

		49,661,988

Telephone - 1.49%
MCI, Inc.
8.735% due 05/01/2014 (b)	11,865,000	13,125,656
NTL Cable PLC
8.75% due 04/15/2014	3,250,000	3,396,250
Qwest Communications International, Inc.
7.25% due 02/15/2011	230,000	234,600
7.50% due 02/15/2014	625,000	642,187
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	3,550,000	3,647,625
Qwest Corp.
7.50% due 06/15/2023	1,300,000	1,291,875
8.875% due 03/15/2012	1,835,000	2,068,963

		24,407,156

Transportation - 0.07%
OMI Corp.
7.625% due 12/01/2013	1,150,000	1,165,813

TOTAL CORPORATE BONDS (Cost $1,319,043,693)		$1,306,319,806

SHORT TERM INVESTMENTS - 0.13%
State Street Navigator Securities
Lending Prime Portfolio (c)	$2,202,533	$2,202,533

TOTAL SHORT TERM INVESTMENTS
(Cost $2,202,533)		$2,202,533

REPURCHASE AGREEMENTS - 8.60%
Goldman Sachs & Company
Repurchase Agreement dated
12/30/2005 at 4.26% to be
repurchased at $87,041,180 on
1/3/2006, collateralized by
$89,985,000 Federal Home Loan
Mortgage Corporation, 4.11% due
02/16/2010 (valued at
$90,522,660, including interest)	$87,000,000	$87,000,000

The accompanying notes are an integral part of the financial statements. 82

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS (continued)
Greenwich Capital Tri-Party
Repurchase Agreement dated
12/30/2005 at 4.25% to be
repurchased at $53,918,449 on
1/3/2006, collateralized by
$51,580,000 FNMA, 6% due
05/15/2011 (valued at
$55,594,678, including interest)	$53,893,000	$53,893,000

TOTAL REPURCHASE AGREEMENTS
(Cost $140,893,000)		$140,893,000

Total Investments (High Yield Trust)
(Cost $1,628,495,186) - 98.72%		$1,617,464,493
Other Assets in Excess of Liabilities - 1.28%		20,974,026

TOTAL NET ASSETS - 100.00%		$1,638,438,519

Investment Quality Bond Trust
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 16.21%
Treasury Inflation Protected
Securities (d) - 5.11%
1.875% due 07/15/2013	$14,905,765	$14,701,974
2.00% due 07/15/2014	4,568,955	4,543,432

		19,245,406
U.S. Treasury Bonds - 6.78%
6.25% due 08/15/2023	1,328,000	1,585,819
7.875% due 02/15/2021	6,486,000	8,777,886
8.125% due 08/15/2021	2,402,000	3,332,869
8.125% due 08/15/2019 ****	665,000	902,166
8.75% due 08/15/2020	4,365,000	6,279,463
8.875% due 08/15/2017	3,382,000	4,699,658

		25,577,861
U.S. Treasury Notes - 4.32%
3.375% due 02/28/2007	16,500,000	16,298,898

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $58,674,937)		$61,122,165

U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.90%
Federal Home Loan Bank - 0.71%
5.80% due 09/02/2008	2,595,000	2,660,083
Federal Home Loan Mortgage Corp. - 1.07%
4.00% due 11/15/2019	864,735	790,252
6.30% due 03/15/2023	70,669	71,203
6.50% due 04/01/2029 to 08/01/2034	282,230	289,308
6.625% due 09/15/2009	2,595,000	2,757,037
7.50% due 06/01/2010 to 05/01/2028	131,566	138,116

		4,045,916
Federal National Mortgage
Association - 11.92%
3.125% due 12/15/2007	3,459,000	3,355,946
4.682% due 05/01/2013	1,395,014	1,370,488

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association (continued)
4.874% due 02/01/2013	$2,495,470	$2,476,178
5.00% due 03/01/2019 to 06/01/2019	12,611,364	12,483,498
5.25% due 04/15/2007	4,324,000	4,349,300
5.636% due 12/01/2011	1,459,417	1,498,518
5.77% due 03/01/2009	2,280,529	2,315,503
5.885% due 11/01/2011	1,867,363	1,934,421
6.051% due 03/01/2012 to 05/01/2012	2,158,593	2,257,254
6.085% due 10/01/2011	1,019,727	1,062,915
6.27% due 11/01/2007	1,294,820	1,311,948
6.28% due 04/01/2011	864,735	907,409
6.34% due 01/01/2008	215,915	219,348
6.43% due 01/01/2008	248,384	252,708
6.44% due 02/01/2011	3,040,166	3,212,477
6.46% due 06/01/2009	1,197,646	1,240,542
6.50% due 09/01/2031	1,175	1,208
6.625% due 09/15/2009	4,324,000	4,597,886
6.80% due 10/01/2007	91,879	93,119
7.00% due 06/01/2029	4,126	4,310

		44,944,976
Government National Mortgage
Association - 1.05%
6.00% due 08/15/2008 to 04/15/2035	948,408	971,087
6.50% due 07/15/2008 to 02/15/2035	741,257	774,559
7.00% due 04/15/2023 to 03/15/2029	2,087,557	2,195,026
8.00% due 07/15/2030 to 10/15/2030	27,281	29,206

		3,969,878
Housing & Urban Development - 0.15%
7.498% due 08/01/2011	519,000	564,050

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $57,815,333)		$56,184,903

FOREIGN GOVERNMENT OBLIGATIONS - 0.38%
Argentina - 0.08%
Republic of Argentina
4.005% due 08/03/2012 (b)	397,250	311,047
South Africa - 0.13%
Republic of South Africa
7.375% due 04/25/2012	442,000	491,725
Trinidad and Tobago - 0.17%
Republic of Trinidad & Tobago
9.75% due 07/01/2020	433,000	616,605

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $1,320,475)		$1,419,377

CORPORATE BONDS - 48.29%
Aerospace - 0.24%
Argo-Tech Corp.
9.25% due 06/01/2011	35,000	35,875
Moog, Inc.
6.25% due 01/15/2015	5,000	4,925

The accompanying notes are an integral part of the financial statements. 83

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Aerospace (continued)
Moog, Inc., Series 144A
6.25% due 01/15/2015	$9,000	$8,865
Northrop Grumman Corp.
7.875% due 03/01/2026	100,000	126,111
Raytheon Company
4.85% due 01/15/2011	692,000	685,018
Sequa Corp.
9.00% due 08/01/2009	44,000	46,750

		907,544

Agriculture - 0.57%
Archer-Daniels-Midland Company
6.75% due 12/15/2027	865,000	989,731
Bunge Limited Finance Corp.
5.10% due 07/15/2015	256,000	247,686
Case New Holland, Inc.
9.25% due 08/01/2011	83,000	88,810
Monsanto Company
5.50% due 08/15/2025	865,000	839,714

		2,165,941

Air Travel - 0.76%
American Airlines
3.857% due 07/09/2010	176,529	170,148
Continental Airlines, Inc., Series 974A
6.90% due 01/02/2018	903,340	899,718
Continental Airlines, Inc., Series 981A
6.648% due 09/15/2017	675,059	659,666
Delta Air Lines, Inc., Series 2002-1
6.718% due 07/02/2024	718,606	728,881
Northwest Airlines Corp., Series 992A
7.575% due 03/01/2019	183,095	184,332
Southwest Airlines Company
5.25% due 10/01/2014	221,000	214,315

		2,857,060

Aluminum - 0.36%
Alcan Aluminum, Ltd.
6.125% due 12/15/2033	173,000	177,092
6.45% due 03/15/2011	381,000	401,905
Alcoa, Inc.
6.75% due 01/15/2028	692,000	791,993

		1,370,990

Auto Parts - 0.10%
ArvinMeritor, Inc.
8.75% due 03/01/2012	52,000	49,790
Dana Corp.
7.00% due 03/01/2029	282,000	202,335
Dura Operating Corp., Series B
8.625% due 04/15/2012	31,000	25,575
Tenneco Automotive, Inc.
10.25% due 07/15/2013	9,000	9,832
TRW Automotive, Inc.
11.00% due 02/15/2013	18,000	20,205
United Rentals North America, Inc.
6.50% due 02/15/2012	70,000	68,163

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Auto Parts (continued)
Visteon Corp.
7.00% due 03/10/2014	$22,000	$16,940

		392,840
Automobiles - 0.53%
Chrysler Corp.
7.45% due 02/01/2097	865,000	902,422
DaimlerChrysler NA Holding Corp.
4.75% due 01/15/2008	995,000	985,923
Ford Motor Company
7.45% due 07/16/2031	65,000	44,200
General Motors Corp.
8.375% due 07/15/2033	26,000	17,160
Hertz Corp., Class A
8.875% due 01/01/2014	20,000	20,375
10.50% due 01/01/2016	20,000	20,600

		1,990,680
Banking - 5.94%
American Express Centurion Bank
4.375% due 07/30/2009	500,000	490,669
Bank of America Corp.
4.375% due 12/01/2010	1,514,000	1,477,075
7.40% due 01/15/2011	1,298,000	1,429,778
Bayerische Landesbank Girozentrale
5.65% due 02/01/2009	173,000	177,440
BB & T Corp.
4.90% due 06/30/2017	593,000	575,512
Chase Manhattan Corp.
7.00% due 11/15/2009	865,000	925,387
Chevy Chase Bank
6.875% due 12/01/2013	35,000	36,050
China Development Bank
5.00% due 10/15/2015	600,000	591,478
Citicorp
6.375% due 11/15/2008	519,000	540,429
First Financial Caribbean Corp.
7.84% due 10/10/2006	433,000	430,835
First Massachusetts Bank NA
7.625% due 06/15/2011	1,000,000	1,118,539
First Republic Bank of San Francisco
7.75% due 09/15/2012	714,000	792,540
First Union National Bank
6.919% due 12/15/2036	500,000	607,243
7.80% due 08/18/2010	1,500,000	1,683,646
Frost National Bank
6.875% due 08/01/2011	865,000	930,799
HBOS PLC, MTN
6.00% due 11/01/2033	710,000	750,153
Huntington National Bank
4.90% due 01/15/2014	500,000	488,855
National Australia Bank Ltd.
8.60% due 05/19/2010	152,000	173,015
National City Corp.
6.875% due 05/15/2019	865,000	981,181
NBD Bancorp
8.25% due 11/01/2024	1,730,000	2,200,688

The accompanying notes are an integral part of the financial statements. 84

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Regions Financial Corp.
7.00% due 03/01/2011	$83,000	$90,718
Republic New York Corp.
9.50% due 04/15/2014	865,000	1,102,282
Royal Bank of Scotland Group PLC
6.40% due 04/01/2009	2,379,000	2,496,311
Sanwa Bank Ltd., New York Branch
7.40% due 06/15/2011	450,000	496,908
Sovereign Bancorp, Inc.
4.80% due 09/01/2010	195,000	191,113
VTB Capital SA
6.25% due 07/02/2035	500,000	508,750
Wells Fargo Bank NA
7.55% due 06/21/2010	1,000,000	1,104,480

		22,391,874
Broadcasting - 1.25%
Chancellor Media Corp.
8.00% due 11/01/2008	346,000	367,850
Clear Channel Communications, Inc.
7.65% due 09/15/2010	584,000	625,129
Comcast Cable Communications
8.50% due 05/01/2027	1,211,000	1,485,580
Corus Entertainment, Inc.
8.75% due 03/01/2012	57,000	61,702
CSC Holdings, Inc.
7.625% due 07/15/2018	44,000	41,800
Emmis Communications Corp.
10.3663% due 06/15/2012 (b)	44,000	44,165
Liberty Media Corp.
5.70% due 05/15/2013	26,000	24,226
7.75% due 07/15/2009	5,000	5,249
7.875% due 07/15/2009	31,000	32,665
8.25% due 02/01/2030	18,000	17,637
News America Holdings, Inc.
7.75% due 01/20/2024	822,000	926,681
Quebecor Media, Inc.
zero coupon, Step up to 13.75% on
07/15/2006 due 07/15/2011	74,000	76,498
11.125% due 07/15/2011	96,000	103,920
Radio One, Inc.
6.375% due 02/15/2013	5,000	4,856
Viacom, Inc.
7.875% due 07/30/2030	800,000	913,509

		4,731,467
Building Materials & Construction - 0.85%
American Standard, Inc.
7.375% due 02/01/2008	390,000	406,297
Lowe's Companies, Inc.
6.50% due 03/15/2029	952,000	1,081,773
Masco Corp.
5.75% due 10/15/2008	606,000	616,935
SCL Terminal Aereo Santiago SA
6.95% due 07/01/2012	1,055,253	1,086,583

		3,191,588

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Business Services - 0.36%
FedEx Corp., Series 981A
6.72% due 01/15/2022	$1,051,677	$1,148,652
Invensys PLC
9.875% due 03/15/2011	31,000	30,690
SunGard Data Systems, Inc.
9.125% due 08/15/2013	62,000	64,170
10.25% due 08/15/2015	26,000	26,000
Xerox Corp.
7.20% due 04/01/2016	100,000	105,000

		1,374,512
Cable and Television - 0.69%
Cablevision Systems Corp., Series B
8.00% due 04/15/2012	87,000	81,345
Cox Communications, Inc.
7.125% due 10/01/2012	532,000	570,025
Cox Enterprises, Inc.
4.375% due 05/01/2008	411,000	401,340
Echostar DBS Corp.
6.375% due 10/01/2011	44,000	42,350
LIN Television Corp., Series B
6.50% due 05/15/2013	18,000	17,257
Mediacom Broadband LLC
8.50% due 10/15/2015	18,000	16,673
11.00% due 07/15/2013	31,000	33,325
Mediacom LLC/Mediacom Capital Corp.
9.50% due 01/15/2013	26,000	25,382
Rogers Cable, Inc.
6.25% due 06/15/2013	70,000	69,038
Shaw Communications, Inc.
8.25% due 04/11/2010	31,000	33,286
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	39,000	40,170
TCI Communications, Inc.
8.75% due 08/01/2015	692,000	838,492
Time Warner, Inc.
7.25% due 10/15/2017	390,000	426,348

		2,595,031
Cellular Communications - 0.87%
American Cellular Corp.
10.00% due 08/01/2011	44,000	47,740
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	606,000	679,966
8.125% due 05/01/2012	364,000	420,576
8.75% due 03/01/2031	433,000	573,646
Cingular Wireless LLC
7.125% due 12/15/2031	433,000	495,648
Dobson Cellular Systems, Inc.
8.375% due 11/01/2011	35,000	37,144
Nextel Communications, Inc.
7.375% due 08/01/2015	48,000	50,629
Rogers Wireless, Inc.
9.625% due 05/01/2011	178,000	204,700
Vodafone Group PLC
7.75% due 02/15/2010	714,000	782,020

		3,292,069

The accompanying notes are an integral part of the financial statements. 85

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Chemicals - 0.34%
Dow Chemical Company
5.75% due 12/15/2008	$346,000	$354,941
6.00% due 10/01/2012	346,000	363,638
Equistar Chemicals LP
10.625% due 05/01/2011	52,000	57,200
IMC Global, Inc.
7.30% due 01/15/2028	22,000	21,890
IMC Global, Inc., Series B
10.875% due 06/01/2008	282,000	314,430
11.25% due 06/01/2011	26,000	27,950
Lyondell Chemical Company, Series A
9.625% due 05/01/2007	61,000	63,669
Methanex Corp.
8.75% due 08/15/2012	26,000	28,925
Millennium America, Inc.
9.25% due 06/15/2008	31,000	33,441
Nalco Company
7.75% due 11/15/2011	31,000	31,852

		1,297,936
Coal - 0.01%
Massey Energy Company
6.625% due 11/15/2010	18,000	18,293
Computers & Business Equipment - 0.14%
Computer Sciences Corp.
7.375% due 06/15/2011	126,000	135,234
Hewlett Packard Company
6.50% due 07/01/2012	346,000	373,265

		508,499
Construction Materials - 0.00%
Texas Industries, Inc.
7.25% due 07/15/2013	5,000	5,188
Containers & Glass - 0.06%
Crown Holdings, Inc.
7.625% due 11/15/2013	15,000	15,563
7.75% due 11/15/2015	15,000	15,525
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	109,000	112,543
Stone Container Corp.
9.25% due 02/01/2008	65,000	66,624

		210,255
Correctional Facilities - 0.00%
Corrections Corporation of America
6.25% due 03/15/2013	13,000	12,870
Crude Petroleum & Natural Gas - 0.20%
Burlington Resources Finance Company
7.40% due 12/01/2031	541,000	684,677
Chesapeake Energy Corp.
6.625% due 01/15/2016	18,000	18,225
6.875% due 01/15/2016	5,000	5,125
7.50% due 09/15/2013	22,000	23,375
Premcor Refining Group, Inc.
6.75% due 05/01/2014	31,000	32,562

		763,964

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Domestic Oil - 0.72%
Amerada Hess Corp.
7.30% due 08/15/2031	$18,000	$20,831
Delta Petroleum Corp.
7.00% due 04/01/2015	10,000	9,225
Devon Financing Corp., ULC
6.875% due 09/30/2011	995,000	1,088,366
Exco Resources, Inc.
7.25% due 01/15/2011	26,000	26,390
Magnum Hunter Resources, Inc.
9.60% due 03/15/2012	17,000	18,445
Motiva Enterprises LLC
5.20% due 09/15/2012	952,000	959,656
Range Resources Corp.
6.375% due 03/15/2015	5,000	4,900
Valero Energy Corp.
8.75% due 06/15/2030	403,000	540,930
Whiting Petroleum Corp.
7.00% due 02/01/2014	22,000	22,055
7.25% due 05/01/2013	22,000	22,275

		2,713,073

Drugs & Health Care - 0.08%
Allegiance Corp.
7.00% due 10/15/2026	87,000	96,251
Biovail Corp.
7.875% due 04/01/2010	65,000	67,356
Rite Aid Corp.
8.125% due 05/01/2010	117,000	119,048

		282,655

Electrical Equipment - 0.41%
Exelon Generation Company LLC
5.35% due 01/15/2014	563,000	561,320
Nisource Finance Corp.
3.20% due 11/01/2006	519,000	511,494
Northern States Power-Minnesota
6.50% due 03/01/2028	433,000	491,279

		1,564,093

Electrical Utilities - 4.08%
AES Corp.
9.00% due 05/15/2015	96,000	105,120
Alabama Power Company
5.875% due 12/01/2022	407,000	426,110
American Electric Power, Inc., Series A
6.125% due 05/15/2006	724,000	727,274
Arizona Public Service Company
6.375% due 10/15/2011	865,000	914,769
Avista Corp.
9.75% due 06/01/2008	113,000	123,340
Carolina Power & Light Company
6.50% due 07/15/2012	1,254,000	1,343,524
CMS Energy Corp.
8.50% due 04/15/2011	26,000	28,307
Commonwealth Edison Company
6.15% due 03/15/2012	273,000	284,420
Duke Energy Corp.
5.375% due 01/01/2009	865,000	871,107

The accompanying notes are an integral part of the financial statements. 86

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
Edison Mission Energy
9.875% due 04/15/2011	$100,000	$116,625
Florida Power & Light Company
5.85% due 02/01/2033	199,000	207,418
Georgia Power Company
5.25% due 12/15/2015	250,000	251,609
Midwest Generation LLC
8.75% due 05/01/2034	39,000	42,949
Nevada Power Company
9.00% due 08/15/2013	20,000	22,025
10.875% due 10/15/2009	63,000	68,828
New York State Electric & Gas Corp.
5.75% due 05/01/2023	476,000	473,581
NSTAR
8.00% due 02/15/2010	1,730,000	1,916,721
Ohio Edison Company
4.00% due 05/01/2008	1,038,000	1,012,854
Old Dominion Electric Coop.
6.25% due 06/01/2011	904,000	958,836
Oncor Electric Delivery Company
6.375% due 05/01/2012	532,000	560,992
Pacificorp Australia LLC
6.15% due 01/15/2008	714,000	730,975
Pacificorp Secured MTN
6.375% due 05/15/2008	865,000	892,283
PSEG Power LLC
8.625% due 04/15/2031	511,000	672,408
Puget Sound Energy, Inc.
7.00% due 03/09/2029	346,000	404,565
Southern California Edison Company
6.00% due 01/15/2034	649,000	686,817
Texas Genco LLC/Texas Genco Financing Corp.
6.875% due 12/15/2014	48,000	51,960
TXU Corp., Series O
4.80% due 11/15/2009	476,000	457,851
TXU Corp., Series P
5.55% due 11/15/2014	109,000	103,532
Wisconsin Electric Power Company
6.50% due 06/01/2028	606,000	683,809
Wisconsin Energy Corp.
6.20% due 04/01/2033	217,000	227,381

		15,367,990
Electronics - 0.03%
Sanmina-SCI Corp.
6.75% due 03/01/2013	9,000	8,561
10.375% due 01/15/2010	109,000	120,445

		129,006
Energy - 0.45%
Alliant Energy Resources, Inc.
9.75% due 01/15/2013	390,000	484,979
Aquila, Inc.
9.95 due 02/01/2011	70,000	77,175
Midamerican Funding LLC
6.75% due 03/01/2011	865,000	927,635

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Mirant North America LLC
7.375% due 12/31/2013	$65,000	$65,731
Peabody Energy Corp.
6.875% due 03/15/2013	74,000	76,960
Reliant Energy, Inc.
6.75% due 12/15/2014	35,000	30,537
TECO Energy, Inc.
6.75% due 05/01/2015	13,000	13,455
7.00% due 05/01/2012	5,000	5,250

		1,681,722
Financial Services - 9.44%
Aiful Corp.
4.45% due 02/16/2010	200,000	193,873
5.00% due 08/10/2010	270,000	266,536
American Financial Group, Inc.
7.125% due 04/15/2009	295,000	312,937
American General Finance Corp.
5.375% due 10/01/2012	346,000	347,759
Amerus Capital I
8.85% due 02/01/2027	649,000	687,805
Arch Western Finance LLC
6.75% due 07/01/2013	44,000	44,825
Associates Corp. of North America
8.55% due 07/15/2009	519,000	579,021
Beneficial Corp.
8.40% due 05/15/2008	303,000	325,737
BTM (Curacao) Holdings NV
4.76% due 07/21/2015 (b)	480,000	471,288
CB Richard Ellis Services, Inc.
9.75% due 05/15/2010	7,000	7,630
CIT Group, Inc.
6.50% due 02/07/2006	865,000	866,449
Citigroup, Inc.
4.875% due 05/07/2015	1,989,000	1,939,872
Credit Suisse First Boston USA, Inc.
6.125% due 11/15/2011	1,125,000	1,180,960
E*TRADE Financial Corp.
7.375% due 09/15/2013	13,000	13,163
8.00% due 06/15/2011	22,000	22,880
Equitable Companies, Inc.
7.00% due 04/01/2028	865,000	1,011,402
Erac USA Finance Company
8.00% due 01/15/2011	1,816,000	2,028,902
Farmers Exchange Capital
7.05% due 07/15/2028	425,000	449,525
Ford Motor Credit Company
7.00% due 10/01/2013	44,000	37,596
7.375% due 10/28/2009	3,200,000	2,838,035
General Electric Capital Corp.
6.125% due 02/22/2011	433,000	455,538
General Electric Capital Corp., MTN
6.75% due 03/15/2032	2,141,000	2,513,215
General Motors Acceptance Corp.
6.875% due 09/15/2011	865,000	788,832
8.00% due 11/01/2031	80,000	76,630
The accompanying notes are an integral part of the financial statements. 87

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Hartford Financial Services Group, Inc.
7.90% due 06/15/2010	$173,000	$192,510
Household Finance Corp.
6.375% due 11/27/2012	705,000	749,120
7.00% due 05/15/2012	852,000	931,978
International Lease Finance Corp.
5.75% due 10/15/2006	606,000	609,075
John Deere Capital Corp.
7.00% due 03/15/2012	346,000	382,159
JP Morgan Chase Capital XV
5.875% due 03/15/2035	433,000	430,502
JSG Funding PLC
9.625% due 10/01/2012	18,000	18,000
Lehman Brothers Holdings, Inc.
4.375% due 11/30/2010	433,000	422,135
Manufacturers & Traders Trust Co., Series 144A
5.585% due 12/28/2020 (b)	1,411,032	1,273,500
Mizuho Financial Group Cayma
5.79% due 04/15/2014	779,000	804,765
Morgan Stanley
4.75% due 04/01/2014	649,000	622,434
6.75% due 04/15/2011	684,000	736,344
Morgan Stanley Dean Witter
6.60% due 04/01/2012	865,000	929,761
Nationwide Financial Services, Inc.
6.25% due 11/15/2011	614,000	646,242
Pemex Finance, Ltd.
8.875% due 11/15/2010	563,000	624,958
Sun Canada Financial Company
7.25% due 12/15/2015	1,471,000	1,636,588
Sunamerica, Inc.
8.125% due 04/28/2023	865,000	1,112,573
The Goldman Sachs Group, Inc.
6.125% due 02/15/2033	826,000	866,903
6.875% due 01/15/2011	692,000	745,472
TIAA Global Markets
4.125% due 11/15/2007	640,000	631,276
UFJ Finance Aruba AEC
6.75% due 07/15/2013	714,000	779,592
United States Bancorp Oregon
7.50% due 06/01/2026	2,399,000	2,950,379
Western Financial Bank
9.625% due 05/15/2012	52,000	58,240

		35,614,916
Food & Beverages - 1.48%
Ameriqual Group LLC
9.00% due 04/01/2012	18,000	18,675
Cia Brasileira de Bebidas
8.75% due 09/15/2013	1,254,000	1,465,613
General Mills, Inc.
6.00% due 02/15/2012	237,000	248,032
Kraft Foods, Inc.
5.625% due 11/01/2011	390,000	400,139
6.50% due 11/01/2031	1,064,000	1,170,564

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Food & Beverages (continued)
Molson Coors Capital Financial
4.85% due 09/22/2010	$113,000	$111,449
Pepsi Bottling Group, Inc., Series B
7.00% due 03/01/2029	433,000	519,356
Tricon Global Restaurants, Inc.
7.65% due 05/15/2008	463,000	488,671
Tyson Foods, Inc.
8.25% due 10/01/2011	1,038,000	1,171,963

		5,594,462
Forest Products - 0.27%
Weyerhaeuser Company
6.75% due 03/15/2012	692,000	734,480
7.95% due 03/15/2025	260,000	297,850

		1,032,330
Gas & Pipeline Utilities - 0.70%
Colorado Interstate Gas Company
5.95% due 03/15/2015	5,000	4,829
Duke Energy Field Services
5.75% due 11/15/2006	217,000	218,322
El Paso Production Holding Company
7.75% due 06/01/2013	35,000	36,312
Kinder Morgan Energy Partners
7.125% due 03/15/2012	692,000	756,571
Northern Border Partners, LP
7.10% due 03/15/2011	865,000	938,559
Praxair, Inc.
6.50% due 03/01/2008	524,000	540,975
Tennessee Gas Pipeline Company
8.375% due 06/15/2032	35,000	39,711
Williams Companies, Inc.
7.125% due 09/01/2011	87,000	90,371
7.625% due 07/15/2019	5,000	5,363
7.875% due 09/01/2021	9,000	9,743
8.125% due 03/15/2012	9,000	9,810

		2,650,566
Healthcare Products - 0.01%
CDRV Investors, Inc.
zero coupon, Step up to 9.625% on
01/01/2010 due 01/01/2015	87,000	53,287
Healthcare Services - 0.17%
DaVita, Inc.
6.625% due 03/15/2013	13,000	13,227
7.25% due 03/15/2015	13,000	13,163
Healthsouth Corp.
7.625% due 06/01/2012	13,000	13,195
8.375% due 10/01/2011	87,000	88,523
Quest Diagnostics, Inc.
5.45% due 11/01/2015	450,000	453,366
Radiologix, Inc.
10.50% due 12/15/2008	61,000	59,780

		641,254
Homebuilders - 0.69%
Beazer Homes USA, Inc.
8.625% due 05/15/2011	83,000	86,735

The accompanying notes are an integral part of the financial statements. 88

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Homebuilders (continued)
Centex Corp.
7.875% due 02/01/2011	$865,000	$949,635
D.R. Horton, Inc.
7.875% due 08/15/2011	500,000	544,605
9.75% due 09/15/2010	91,000	102,876
KB Home
6.25% due 06/15/2015	35,000	33,871
6.375% due 08/15/2011	5,000	5,004
Pulte Homes, Inc.
8.125% due 03/01/2011	805,000	886,593

		2,609,319

Hotels & Restaurants - 0.34%
Aztar Corp.
9.00% due 08/15/2011	26,000	27,527
CCM Merger, Inc.
8.00% due 08/01/2013	44,000	42,240
Majestic Star LLC
9.75% due 01/15/2011	35,000	35,263
Marriott International, Inc.
4.625% due 06/15/2012	822,000	791,168
Park Place Entertainment Corp.
8.125% due 05/15/2011	156,000	172,185
Riviera Holdings Corp.
11.00% due 06/15/2010	65,000	69,956
Wendy's International, Inc.
7.00% due 12/15/2025	156,000	160,232

		1,298,571

Household Products - 0.31%
Procter & Gamble, Series A
9.36% due 01/01/2021	900,000	1,166,634
Industrials - 0.00%
Dynegy Holdings, Inc.
7.125% due 05/15/2018	15,000	13,350
Insurance - 5.98%
AAG Holding Company, Inc.
6.875% due 06/01/2008	1,479,000	1,501,244
ACE Capital Trust II
9.70% due 04/01/2030	627,000	872,428
Allstate Corp.
5.55% due 05/09/2035	606,000	593,858
Cigna Corp.
7.875% due 05/15/2027	74,000	90,537
Dai Ichi Mutual Life Insurance Company
5.73% due 03/17/2014	700,000	712,480
Equitable Life Assurance Society
7.70% due 12/01/2015	680,000	801,819
Everest Reinsurance Holdings, Inc.
8.75% due 03/15/2010	286,000	323,803
Fidelity National Financial, Inc.
7.30% due 08/15/2011	519,000	541,988
Florida Windstorm Underwriting Association,
Series 1999
7.125% due 02/25/2019	3,217,000	3,724,913
Jackson National Life Insurance Company
8.15% due 03/15/2027	1,298,000	1,639,971

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Insurance (continued)
Liberty Mutual Insurance Company
7.697% due 10/15/2097	$1,471,000	$1,550,637
Marsh & McLennan Companies, Inc.
5.875% due 08/01/2033	433,000	414,494
7.125% due 06/15/2009	991,000	1,049,053
Metlife, Inc.
5.70% due 06/15/2035	692,000	694,563
Metropolitan Life Global Mountain
4.25% due 07/30/2009	500,000	490,394
Nationwide Mutual Insurance Company
8.25% due 12/01/2031	865,000	1,085,513
New York Life Insurance Company
5.875% due 05/15/2033	265,000	276,598
Ohio National Life Insurance Company
8.50% due 05/15/2026	995,000	1,211,854
Premium Asset Trust
4.125% due 03/12/2009	563,000	541,460
Principal Life Global Funding I
6.125% due 10/15/2033	697,000	751,280
Prudential Financial
7.65% due 07/01/2007	650,000	675,863
Reinsurance Group of America, Inc.
6.75% due 12/15/2011	865,000	922,073
Safeco Corp.
4.875% due 02/01/2010	368,000	365,291
7.25% due 09/01/2012	116,000	129,312
The St. Paul Companies, Inc.
5.50% due 12/01/2015	135,000	135,972
5.75% due 03/15/2007	368,000	369,937
Unumprovident Corp.
7.625% due 03/01/2011	5,000	5,392
WR Berkley Corp.
5.125% due 09/30/2010	346,000	343,678
5.60% due 05/15/2015	727,000	724,851

		22,541,256
International Oil - 0.34%
Canadian Natural Resources, Ltd.
6.45% due 06/30/2033	238,000	257,885
Kerr-McGee Corp.
7.125% due 10/15/2027	35,000	37,119
Pemex Project Funding Master Trust
9.125% due 10/13/2010	865,000	995,615

		1,290,619
Internet Retail - 0.24%
InterActive Corp.
7.00% due 01/15/2013	865,000	889,982
Investment Companies - 0.28%
Canadian Oil Sands
7.90% due 09/01/2021	865,000	1,057,614
Leisure Time - 0.47%
AOL Time Warner, Inc.
7.70% due 05/01/2032	1,298,000	1,459,807
Mandalay Resort Group
10.25% due 08/01/2007	48,000	51,180

The accompanying notes are an integral part of the financial statements. 89

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
MGM Mirage, Inc.
6.00% due 10/01/2009	$135,000	$134,156
Movie Gallery, Inc.
11.00% due 05/01/2012	18,000	14,040
Seneca Gaming Corp.
7.25% due 05/01/2012	9,000	9,056
Station Casinos, Inc.
6.00% due 04/01/2012	35,000	34,913
6.875% due 03/01/2016	9,000	9,202
Wynn Las Vegas LLC
6.625% due 12/01/2014	61,000	59,323

		1,771,677

Life Sciences - 0.01%
Fisher Scientific International, Inc.
6.125% due 07/01/2015	31,000	31,000
6.75% due 08/15/2014	9,000	9,382

		40,382

Manufacturing - 0.02%
Clarke American Corp.
11.75% due 12/15/2013	40,000	40,000
Koppers, Inc.
9.875% due 10/15/2013	18,000	19,530

		59,530

Medical-Hospitals - 0.06%
HCA, Inc.
7.875% due 02/01/2011	130,000	139,770
NDCHealth Corp.
10.50% due 12/01/2012	61,000	69,693
Triad Hospitals, Inc.
7.00% due 05/15/2012	31,000	31,659

		241,122

Metal & Metal Products - 0.07%
Hawk Corp.
8.75% due 11/01/2014	18,000	18,180
Inco, Ltd.
5.70% due 10/15/2015	217,000	215,376
Novelis, Inc.
7.25% due 02/15/2015	22,000	20,515

		254,071

Mining - 0.18%
Corporacion Nacional Del Cobre de Chile -
CODELCO
6.375% due 11/30/2012	615,000	661,367
Newspapers - 0.23%
News America Holdings, Inc.
9.25% due 02/01/2013	701,000	851,383
Office Furnishings & Supplies - 0.01%
IKON Office Solutions, Inc.
7.75% due 09/15/2015	35,000	34,125
Paper - 0.27%
Abitibi-Consolidated, Inc.
8.55% due 08/01/2010	92,000	93,150

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Paper (continued)
Bowater Canada Finance Corp.
7.95% due 11/15/2011	$74,000	$71,780
Georgia-Pacific Corp.
8.00% due 01/15/2024	13,000	12,415
Longview Fibre Company
10.00% due 01/15/2009	18,000	18,900
Norske Skog Canada, Ltd.
8.625% due 06/15/2011	35,000	33,425
Temple-Inland, Inc.
6.625% due 01/15/2018	500,000	515,129
Willamette Industries, Inc.
7.00% due 02/01/2018	260,000	276,300

		1,021,099
Petroleum Services - 0.71%
Baker Hughes, Inc.
6.875% due 01/15/2029	173,000	205,116
Halliburton Company
5.50% due 10/15/2010	593,000	605,667
Hornbeck Offshore Services, Inc.
6.125% due 12/01/2014	22,000	21,450
Murphy Oil Corp.
7.05% due 05/01/2029	390,000	454,624
Noram Energy Corp.
6.50% due 02/01/2008	887,000	909,157
Petroleum Export, Ltd.
5.265% due 06/15/2011	446,000	441,767
Pride International, Inc.
7.375% due 07/15/2014	35,000	37,538

		2,675,319
Pharmaceuticals - 0.47%
AmerisourceBergen Corp.
5.625% due 09/15/2012	22,000	22,000
5.875% due 09/15/2015	22,000	22,192
Athena Neurosciences, Inc.
7.25% due 02/21/2008	22,000	21,478
Mylan Laboratories, Inc.
5.75% due 08/15/2010	5,000	5,006
6.375% due 08/15/2015	26,000	26,033
Omnicare, Inc.
6.75% due 12/15/2013	20,000	20,225
6.875% due 12/15/2015	30,000	30,450
Schering Plough Corp.
5.55% due 12/01/2013 (b)	545,000	555,227
6.75% due 12/01/2033 (b)	926,000	1,054,434

		1,757,045
Publishing - 0.19%
Dex Media East LLC
12.125% due 11/15/2012	26,000	30,420
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	48,000	38,160
E.W. Scripps Company
6.625% due 10/15/2007	433,000	442,695

The accompanying notes are an integral part of the financial statements. 90

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Publishing (continued)
Scholastic Corp.
5.00% due 04/15/2013	$230,000	$211,617

		722,892
Railroads & Equipment - 0.15%
Canadian National Railway Company
7.375% due 10/15/2031	433,000	545,096
Greenbrier Companies, Inc.
8.375% due 05/15/2015	18,000	18,360

		563,456
Real Estate - 2.63%
AMB Property LP, REIT
5.45% due 12/01/2010	255,000	256,651
7.50% due 06/30/2018	364,000	415,297
Developers Diversified Realty Corp., REIT
5.375% due 10/15/2012	822,000	809,598
Duke Realty Corp. LP, REIT
5.25% due 01/15/2010	480,000	480,890
ERP Operating LP, REIT
5.125% due 03/15/2016	649,000	625,093
Health Care Property Investors, Inc., REIT
7.072 due 06/08/2015 (b)	433,000	472,993
Healthcare Realty Trust, Inc., REIT
8.125% due 05/01/2011	1,298,000	1,437,673
Host Marriott LP, REIT
9.50% due 01/15/2007	104,000	107,640
Kimco Realty Corp. - REIT
5.584% due 11/23/2015	410,000	412,811
Liberty Property LP, REIT
7.25% due 03/15/2011	1,298,000	1,410,451
Prologis, REIT
5.625% due 11/15/2015	600,000	603,594
Realty Income Corp., REIT
5.375% due 09/15/2017	390,000	376,351
Regency Centers LP, REIT
7.95% due 01/15/2011	606,000	672,958
Simon Property Group LP, REIT
5.10% due 06/15/2015	346,000	334,636
5.75% due 12/01/2015	600,000	608,856
Spieker Properties LP, REIT
7.25% due 05/01/2009	390,000	415,966
United Dominion Realty Trust, Inc., REIT
5.25% due 01/15/2016	433,000	419,820
Ventas Realty LP, REIT
6.625% due 10/15/2014	5,000	5,112
6.75% due 06/01/2010	13,000	13,325
7.125% due 06/01/2015	22,000	23,100

		9,902,815
Retail Grocery - 0.20%
Delhaize America, Inc.
9.00% due 04/15/2031	13,000	15,283
Kroger Co.
6.75% due 04/15/2012	671,000	705,654

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Retail Grocery (continued)
Pathmark Stores, Inc.
8.75% due 02/01/2012	$52,000	$48,555

		769,492

Retail Trade - 0.50%
Federated Department Stores, Inc.
6.90% due 04/01/2029	519,000	564,701
GSC Holdings Corp.
8.00% due 10/01/2012	22,000	20,680
Lazy Days RV Center, Inc.
11.75% due 05/15/2012	59,000	59,737
Neff Corp.
11.25% due 06/15/2012	35,000	36,750
Target Corp.
6.35% due 01/15/2011	433,000	461,457
Wal-Mart Stores, Inc.
4.125% due 02/15/2011	757,000	731,398

		1,874,723

Sanitary Services - 0.04%
Allied Waste North America, Inc.
8.50% due 12/01/2008	148,000	155,400
Semiconductors - 0.02%
Amkor Technology, Inc.
7.125% due 03/15/2011	44,000	38,720
MagnaChip Semiconductor SA
6.875% due 12/15/2011	18,000	17,685
8.00% due 12/15/2014	22,000	21,010

		77,415

Software - 0.01%
Activant Solutions, Inc.
10.0544% due 04/01/2010 (b)	35,000	36,094
Steel - 0.02%
United States Steel LLC
10.75% due 08/01/2008	61,000	67,405
Telecommunications Equipment &
Services - 0.86%
Bellsouth Corp.
4.75% due 11/15/2012	973,000	948,162
Citizens Communications Company
9.25% due 05/15/2011	83,000	91,507
France Telecom SA
8.00% due 03/01/2011	908,000	1,014,181
GCI, Inc.
7.25% due 02/15/2014	65,000	64,350
Insight Midwest LP
10.50% due 11/01/2010	83,000	87,254
Insight Midwest LP/ Insight Capital, Inc.
9.75% due 10/01/2009	31,000	31,930
Intelsat Bermuda, Ltd.
8.625% due 01/15/2015	18,000	18,180
Intelsat, Ltd.
8.25% due 01/15/2013	18,000	18,180
L-3 Communications Corp.
6.375% due 10/15/2015	25,000	24,937

The accompanying notes are an integral part of the financial statements. 91

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services (continued)
Lucent Technologies, Inc.
6.45% due 03/15/2029	$13,000	$11,148
Panamsat Corp.
9.00% due 08/15/2014	12,000	12,570
Singapore Telecommunications, Ltd.
7.375% due 12/01/2031	692,000	870,456
Syniverse Technologies Inc., Series B
7.75% due 08/15/2013	44,000	44,330
United States West Communications, Inc.
6.875% due 09/15/2033	22,000	20,680

		3,257,865
Telephone - 1.58%
Alltel Corp.
7.875% due 07/01/2032	260,000	321,610
Ameritech Capital Funding Corp.
6.45% due 01/15/2018	952,000	994,224
AT&T Corp.
9.05 due 11/15/2011 (b)	62,000	68,623
9.75% due 11/15/2031 (b)	18,000	22,610
British Telecommunications PLC
8.375% due 12/15/2010	519,000	590,809
MCI, Inc.
6.908% due 05/01/2007 (b)	52,000	52,390
8.735% due 05/01/2014 (b)	18,000	19,913
Qwest Communications International, Inc.
7.25% due 02/15/2011	87,000	88,740
Sprint Capital Corp.
6.875% due 11/15/2028	1,298,000	1,418,312
Telecom Italia Capital SA
6.00% due 09/30/2034	1,341,000	1,291,859
Verizon Communications, Inc.
8.75% due 11/01/2021	865,000	1,080,598

		5,949,688
Tobacco - 0.29%
Alliance One International, Inc.
11.00% due 05/15/2012	18,000	15,840
Altria Group, Inc.
7.00% due 11/04/2013	926,000	1,013,269
RJ Reynolds Tobacco Holdings, Inc.
7.30% due 07/15/2015	44,000	44,880

		1,073,989
Trucking & Freight - 0.01%
Grupo Transportacion Ferroviaria Mexicana
9.375% due 05/01/2012	10,000	10,950
Navistar International Corp.
6.25% due 03/01/2012	18,000	16,110

		27,060

TOTAL CORPORATE BONDS (Cost $173,273,862)		$182,116,714

MUNICIPAL BONDS - 2.00%
Arizona - 0.24%
Phoenix Arizona Civic Improvement Corp.
6.30% due 07/01/2008	875,000	905,669

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS (continued)
California - 0.92%
Los Angeles County California Pension, Series A
8.62% due 06/30/2006	$1,300,000	$1,324,713
San Bernardino County California, Series A
5.15% due 08/01/2011	795,000	802,632
Southern California Public Power Authority Project,
Series B
6.93% due 05/15/2017	1,125,000	1,319,040

		3,446,385

Florida - 0.28%
Miami Beach Florida Redevelopment Agency Tax
Increment Revenue
8.95% due 12/01/2022	865,000	1,048,519
Indiana - 0.03%
Indiana Bond Bank Revenue
5.02% due 01/15/2016	120,000	119,624
Maryland - 0.07%
Maryland State Transportation Authority, Ltd.
5.84% due 07/01/2011	260,000	273,070
Michigan - 0.32%
Detroit Michigan Downtown Development Authority
6.20% due 07/01/2008	1,155,000	1,192,792
New Jersey - 0.03%
Jersey City New Jersey Municipal Utilities Authority
4.55% due 05/15/2012	130,000	127,323
New York - 0.11%
Sales Tax Asset Receivable Corp., Series B
4.25% due 10/15/2011	435,000	421,532

TOTAL MUNICIPAL BONDS (Cost $7,533,565)		$7,534,914

COLLATERALIZED MORTGAGE
OBLIGATIONS - 8.52%
Asset Securitization Corp., Series 1997-D5, Class
A1B
6.66% due 02/14/2043	725,396	733,232
Banc of America Commercial Mortgage, Inc., Class
A
6.186% due 06/11/2035	2,594,203	2,729,995
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2003-T12, Class A4
4.68% due 08/13/2039	2,594,203	2,524,310
Chase Commercial Mortgage Securities Corp.,
Series 1998-1, Class A2
6.56% due 05/18/2030	1,892,078	1,943,524
Chase Commercial Mortgage Securities Corp.,
Series 1998-2, Class A2
6.39% due 11/18/2030	2,074,364	2,144,773
Commercial Mortgage Asset Trust, Series
1999-C1, Class A3
6.64% due 01/17/2032	2,594,203	2,713,164
First Union - Chase Commercial Mortgage, Series
1999-C2, Class A2
6.645% due 06/15/2031	2,519,227	2,622,682

The accompanying notes are an integral part of the financial statements. 92

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
General Electric Capital Assurance Company,
Series 2003-1, Class A5
5.7426% due 05/12/2035	$570,725	$595,740
Government National Mortgage Association, Series
2005-74, Class HA
7.50% due 09/16/2035	389,427	411,089
Government National Mortgage Association, Series
2005-74, Class HB
7.50% due 09/16/2035	268,550	281,474
Government National Mortgage Association, Series
2005-74, Class HC
7.50% due 09/16/2035	193,959	204,748
LB-UBS Commercial Mortgage Trust,
Series 2001-C7, Class A3
5.642% due 12/15/2025	2,249,571	2,280,448
LB-UBS Commercial Mortgage Trust,
Series 2002-C1, Class A4
6.462% due 03/15/2031	1,297,102	1,390,130
Morgan Stanley Capital I, Inc., Series 1998-WF2,
Class A2
6.54% due 07/15/2030	985,977	1,014,801
Morgan Stanley Capital I, Inc., Series 1999-WF1,
Class A2
6.21% due 11/15/2031	2,561,199	2,626,260
Morgan Stanley Dean Witter Capital I, Series
2001-TOP5, Class A4
6.39% due 10/15/2035	1,729,469	1,833,328
Morgan Stanley Dean Witter Capital I,
Series 2001, Class A4
6.39% due 07/15/2033	726,377	768,401
Morgan Stanley Dean Witter
Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	259,421	271,161
Nomura Asset Securities Corp.,
Series 1998-D6, Class A1B
6.59% due 03/15/2030	2,464,493	2,547,115
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class A2
4.493% due 02/11/2036	2,594,203	2,499,457

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $32,528,567)		$32,135,832

ASSET BACKED SECURITIES - 5.11%
AESOP Funding II LLC, Series 2003-4, Class A
2.86% due 08/20/2009	1,505,000	1,434,809
Capital One Multi-Asset Execution Trust, Series
2003-A4, Class A4
3.65% due 07/15/2011	2,660,000	2,582,453
Carmax Auto Owner Trust, Series 2004-2,
Class A4
3.46% due 09/15/2011	2,595,000	2,519,276
Chase Manhattan Auto Owner Trust, Series
2002-B, Class A4
4.21% due 01/15/2009	758,160	757,749
Ford Credit Auto Owner Trust, Series 2005-C,
Class A4
4.36% due 06/15/2010	1,786,000	1,761,267

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Harley-Davidson Motorcycle Trust, Series 2005-1,
Class A2
3.76% due 12/17/2012	$2,595,000	$2,544,001
Massachusetts RRB Special Purpose Trust,
Series 2001-1, Class A
6.53% due 06/01/2015	621,108	658,508
MBNA Credit Card Master Note Trust,
Series 2001-A1, Class A
5.75% due 10/15/2008	1,730,000	1,736,585
Peco Energy Transition Trust, Series 2001-A,
Class A1
6.52% due 12/31/2010	217,000	230,889
Providian Gateway Master Trust,
Series 2004-DA, Class A
3.35% due 09/15/2011	2,595,000	2,528,205
USAA Auto Owner Trust, Series 2004-1, Class A4
2.67% due 10/15/2010	718,000	698,098
WFS Financial Owner Trust, Series 2005-2, Class
A4
4.39% due 11/19/2012	1,855,000	1,840,693

TOTAL ASSET BACKED SECURITIES
(Cost $19,567,993)		$19,292,533

REPURCHASE AGREEMENTS - 3.27%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/30/2005 at
3.40% to be repurchased at
$12,321,653 on 1/3/2006,
collateralized by $8,705,000 U.S.
Treasury Bonds, 9.25% due
05/15/2018 (valued at
$12,576,498, including interest)	$12,317,000	$12,317,000

TOTAL REPURCHASE AGREEMENTS
(Cost $12,317,000)		$12,317,000

Total Investments (Investment Quality Bond Trust)
(Cost $363,031,732) - 98.68%		$372,123,438
Other Assets in Excess of Liabilities - 1.32%		4,974,719

TOTAL NET ASSETS - 100.00%		$377,098,157

Real Return Bond Trust
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 93.62%
Treasury Inflation Protected
Securities (d) - 93.10%
0.875% due 04/15/2010	$23,406,880	$22,252,078
1.625% due 01/15/2015	33,685,275	32,452,327
1.875% due 07/15/2013 to 07/15/2015	103,578,500	101,931,544
2.00% due 01/15/2014 to 07/15/2014	80,177,920	79,725,528
2.375% due 01/15/2025	54,176,904	56,940,793
3.00% due 07/15/2012	36,819,084	38,930,438
3.375% due 01/15/2007 to 04/15/2032	23,499,134	28,594,104
3.50% due 01/15/2011	46,508,208	49,705,647

The accompanying notes are an integral part of the financial statements. 93

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Real Return Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)
Treasury Inflation Protected
Securities (d) (continued)
3.625% due 01/15/2008 to 04/15/2028 $		71,005,112	$85,114,988
3.875% due 01/15/2009 to 04/15/2029		86,566,904	102,369,474
4.25% due 01/15/2010		42,240,658	45,791,492

			643,808,413
U.S. Treasury Bonds - 0.18%
6.625% due 02/15/2027		1,000,000	1,268,672
U.S. Treasury Notes - 0.34%
4.125% due 05/15/2015		2,400,000	2,347,406

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $648,519,831)			$647,424,491

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.38%
Federal Home Loan Mortgage Corp. - 0.79%
4.5088% due 08/25/2031 (b)***		244,994	246,175
4.7194% due 12/15/2030 (b)***		400,601	401,723
4.526% due 02/25/2045 (b)***		4,772,402	4,801,762

			5,449,660
Federal National Mortgage
Association - 14.59%
4.325% due 09/07/2006 (b)***		21,200,000	21,198,071
4.363% due 03/01/2044 ***		10,744,959	10,811,103
4.375% due 09/21/2006 (b)***		10,700,000	10,697,464
4.5288% due 08/25/2034 (b)***		1,240,803	1,239,091
4.665% due 07/01/2035 ***		6,502,473	6,460,076
4.767% due 01/01/2035 ***		641,969	639,359
5.50% TBA **		50,400,000	49,896,000

			100,941,164

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $106,012,070)			$106,390,824

FOREIGN GOVERNMENT OBLIGATIONS - 3.16%
France - 2.68%
Government of France
zero coupon due 03/30/2006 ***	EUR	5,500,000	6,474,021
Government of France
zero coupon due 03/23/2006 ***		10,240,000	12,060,723

			18,534,744
Netherlands - 0.48%
Kingdom of Netherlands
6.00% due 01/15/2006 ***		2,800,000	3,319,142

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $21,801,264)			$21,853,886

CORPORATE BONDS - 4.29%
Automobiles - 1.28%
DaimlerChrysler NA Holding Corp.
4.70% due 03/07/2007 (b)***		$700,000	699,285
DaimlerChrysler NA Holding Corp., Series D, MTN
4.96% due 09/10/2007 (b)***		4,600,000	4,609,549

Real Return Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Automobiles (continued)
Toyota Motor Credit Corp., MTN
4.31% due 09/18/2006 (b)***		$3,500,000	$3,500,007

			8,808,841

Financial Services - 2.97%
Ford Motor Credit Company
5.45% due 03/21/2007 (b)***		5,900,000	5,619,207
6.875% due 02/01/2006 ***		1,100,000	1,097,635
General Electric Capital Corp, Series MTN
4.52% due 12/12/2008 (b)***		600,000	599,797
General Electric Capital Corp., MTN
4.48% due 03/04/2008 (b)***		2,100,000	2,100,743
General Motors Acceptance Corp., Series MTN
5.243% due 05/18/2006 (b)***		1,100,000	1,082,587
Goldman Sachs Group, Inc.
4.8194% due 06/28/2010 (b)***		3,500,000	3,511,886
Goldman Sachs Group, Inc., MTN, Series B
3.151% due 08/01/2006 (b)***		2,100,000	2,101,107
Nisource Finance Corp.
4.95% due 11/23/2009 (b)***		400,000	401,254
Phoenix Quake Wind, Ltd.
6.5044% due 07/03/2008 (b)		1,500,000	1,523,880
Pylon, Ltd., Class A Catastrophe Bond
3.616% due 12/29/2008 (b)	EUR	600,000	720,183
Pylon, Ltd., Class B Catastrophe Bond
6.016% due 12/29/2008 (b)		1,000,000	1,186,332
Vita Capital, Ltd., 2003-1
5.4044% due 01/01/2007 (b)		$600,000	600,336

			20,544,947

Insurance - 0.04%
Residential Reinsurance, Ltd., Series 2003
9.36% due 06/08/2006 (b)		300,000	287,820

TOTAL CORPORATE BONDS (Cost $29,972,367)			$29,641,608

MUNICIPAL BONDS - 0.27%
California - 0.01%
California County California Tobacco Securitization
Agency, Tobacco Settlement Asset-Backed
Bonds (Fresno County Tobacco Funding Corp.)
5.625% due 06/01/2023 ***		90,000	90,965
New Hampshire - 0.08%
New Hampshire Municipal Bond Bank, Series B
5.00% due 08/15/2012 ***		500,000	540,395
New Jersey - 0.09%
Tobacco Settlement Financing Corp., Tobacco
Settlement Asset-Backed Bonds
6.125% due 06/01/2042 ***		580,000	605,398
Rhode Island - 0.09%
Tobacco Settlement Financing Corp., Tobacco
Settlement Asset-Backed Bonds, Series A
6.00% due 06/01/2023 ***		600,000	629,220

TOTAL MUNICIPAL BONDS (Cost $1,659,832)			$1,865,978

The accompanying notes are an integral part of the financial statements. 94

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.77%
Bank of America Mortgage Securities, Inc.,
Series 2004-1, Class 5A1
6.50% due 09/25/2033 ***	$266,367	$266,973
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-8, Class 1A1
4.1823% due 01/25/2034 (b)***	3,355,714	3,331,108
Citigroup Mortgage Loan Trust, Inc., Series
2005-11, Class 1A1
4.90% due 12/25/2035 (b)***	200,000	198,906
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2005-R2, Class 1AF1
4.7188% due 06/25/2035 (b)***	711,435	712,498
Countrywide Home Loans,
Series 2005-3, Class 1A2
4.6688% due 04/25/2035 (b)***	3,460,547	3,460,536
CS First Boston Mortgage Securities Corp, Series
2005-C6, Class A1
4.938% due 12/15/2040 ***	800,000	800,000
FBR Securitization Trust, Series 2005-2, Class
AVB1
4.4988% due 09/25/2035 (b)***	1,674,717	1,674,708
FBR Securitization Trust, Series 2005-2, Class
AVB2
4.5588% due 09/25/2035 (b)***	1,800,000	1,800,219
FBR Securitization Trust, Series 2005-3, Class
AV21
4.4888% due 10/25/2035 (b)***	461,180	461,219
FBR Securitization Trust, Series 2005-4, Class
AV21
4.4988% due 10/25/2035 (b)***	749,735	749,728
First Horizon Alternative Mortgage Securities,
Series 2004-AA1, Class A1
4.7695% due 06/25/2034 (b)***	1,005,485	997,528
GE Capital Commercial Mortgage Corp, Series
2002-3A, Class A1
4.229% due 12/10/2037 ***	4,464,660	4,374,741
GGP Mall Properties Trust, Series 2001-C1A, Class
A2
5.007% due 11/15/2011 ***	864,795	865,445
Greenpoint Mortgage Funding Trust, Series
2005-AR1, Class A2
4.5988% due 06/25/2045 (b)***	2,016,342	2,012,912
Mellon Residential Funding Corp., Series
2000-TBC3, Class A1
4.8094% due 12/15/2030 (b)***	745,905	746,210
People's Choice Home Loan Securities Trust,
Series 2005-2, Class A1
4.4888% due 05/25/2035 (b)***	360,921	360,965
SACO I Trust, Series 2005-9, Class A2
4.4888% due 12/25/2035 (b)***	1,814,173	1,814,163
Sequoia Mortgage Trust, Series 5, Class A
4.72% due 10/19/2026 (b)***	606,924	607,439
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-6XS, Class A1
4.4988% due 03/25/2035 (b)***	233,184	233,156

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Washington Mutual, Inc., Series 2005-AR15, Class
A1A1
4.6388% due 11/25/2045 (b)***	$593,498	$595,360

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $26,142,993)		$26,063,814

ASSET BACKED SECURITIES - 7.45%
AAA Trust, Series 2005-2, Class A1
4.4788% due 11/26/2035 (b)***	571,776	572,134
ACE Securities Corp., Series 2005-HE6, Class A2A
4.4888% due 10/25/2035 (b)***	3,378,423	3,378,950
Aegis Asset Backed Securities Trust, Series
2004-3, Class A2A
4.5788% due 09/25/2034 (b)***	421,914	421,912
Argent Securities, Inc., Series 2005-W2, Class A2A
4.4988% due 10/25/2035 (b)***	1,049,791	1,049,955
Argent Securities, Inc., Series 2005-W4, Class A2A
4.5188% due 02/25/2036 (b)***	3,767,111	3,768,290
Asset Backed Securities Corp. Home Equity,
Series 2005-HE2, Class A1
4.4888% due 02/25/2035 (b)***	380,739	380,791
Bear Stearns Asset Backed Securities Inc, Series
2005-4, Class A
4.7186% due 01/25/2036 (b)***	300,000	300,000
Bear Stearns Asset Backed Securities, Inc.,
Series 2004-BO1, Class 1A1
4.5788% due 09/25/2034 (b)***	1,341,735	1,342,601
Bear Stearns Asset Backed Securities, Inc.,
Series 2004-FR2, Class 1A1
4.5888% due 01/25/2029 (b)***	548,249	548,497
Carrington Mortgage Loan Trust, Series
2005-FRE1, Class A1
4.4988% due 12/25/2035 (b)***	3,442,267	3,442,804
Carrington Mortgage Loan Trust, Series 2005-NC3,
Class A1A
4.4588% due 06/25/2035 (b)***	135,324	135,324
Carrington Mortgage Loan Trust, Series
2005-OPT2, Class A1A
4.4688% due 05/25/2035 (b)***	2,831,852	2,832,072
Equity One ABS, Inc., Series 2004-1, Class AV2
4.6788% due 04/25/2034 (b)***	571,596	572,660
First NLC Trust, Series 2005-3, Class AV1
4.4888% due 12/25/2035 (b)***	1,490,986	1,490,977
First USA Credit Card Master Trust, Series 1999-2,
Class A
4.56% due 10/20/2008 (b)***	1,900,000	1,900,550
Ford Credit Auto Owner Trust, Series 2005-C,
Class A2
4.24% due 03/15/2008 ***	1,300,000	1,294,663
Fremont Home Loan Trust
4.46% due 01/25/2036 (b)***	3,200,000	3,200,000
GSAMP Trust, Series 2004-SEA2, Class A2A
4.6688% due 03/25/2034 (b)***	424,687	424,684
GSAMP Trust, Series 2005-WMC2, Class A2A
4.141% due 01/25/2036 (b)***	2,519,602	2,519,602

The accompanying notes are an integral part of the financial statements. 95

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
GSR Mortgage Loan Trust, Series 2005-HEL1,
Class A2A
4.48% due 11/25/2030 (b)***	$1,000,000	$1,000,000
Home Equity Asset Trust, Series 2005-8, Class 2A1
4.4888% due 02/25/2036 (b)***	866,429	866,577
Indymac Residential Asset Backed Trust, Series
2005-D, Class AII1
4.47% due 03/25/2036 (b)***	1,100,000	1,099,828
Long Beach Mortgage Loan Trust, Series 2004-6,
Class 1A1
4.5788% due 11/25/2034 (b)***	1,294,710	1,295,474
Morgan Stanley ABS Capital I, Series 2004-OP1,
Class A2A
4.5288% due 11/25/2034 (b)***	644,375	644,427
New Century Home Equity Loan Trust, Series
2005-4, Class A2A
4.4888% due 09/25/2035 (b)***	897,353	897,493
New Century Home Equity Loan Trust, Series
2005-B, Class A2A
4.4988% due 10/25/2035 (b)***	186,707	186,735
Park Place Securities, Inc., Series 2004-WWF1,
Class A1A
4.5487% due 02/25/2035 (b)***	421,441	421,498
Quest Trust, Series 2005-X1, Class A1
4.5588% due 03/25/2035 (b)***	117,020	117,020
Redwood Capital, Ltd., Series 2003-3, Class Note
7.9044% due 01/09/2006 (b)	900,000	899,739
Redwood Capital, Ltd., Series 2003-4, Class Note
6.3544% due 01/09/2006 (b)	900,000	899,694
Renaissance Home Equity Loan Trust, Series
2005-3, Class AF1
4.5288% due 11/25/2035 (b)	92,516	92,522
Residential Asset Mortgage Products, Inc, Series
2005-RS5, Class AI1
4.4888% due 05/25/2035 (b)***	185,342	185,362
Residential Asset Mortgage Products, Inc., Series
2003-RS10, Class AIIB
4.7188% due 11/25/2033 (b)***	1,534,410	1,534,402
Residential Asset Mortgage Products, Inc.,
Series 2004-RS9, Class AII1
4.5388% due 09/25/2013 (b)***	800,921	801,027
SLM Student Loan Trust, Series 2004-8, Class A2
4.22% due 07/25/2013 (b)***	1,143,510	1,143,702
SLM Student Loan Trust, Series 2005-9, Class A1
4.2572% due 01/25/2013 (b)***	1,000,000	998,716
Soundview Home Equity Loan Trust, Series
2005-B, Class A1
4.4888% due 05/25/2035 (b)***	3,097,849	3,097,679
Structured Asset Investment Loan Trust, Series
2005-6, Class A7
4.4688% due 07/25/2035 (b)	367,662	367,712
Structured Asset Securities Corp., Series
2005-7XS, Class 2A1A
4.90% due 04/25/2035 ***	1,639,405	1,620,617
Structured Asset Securities Corp., Series
2005-S7, Class A1
4.51% due 12/25/2035 (b)	2,230,221	2,230,208

Real Return Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

ASSET BACKED SECURITIES
(continued)
Truman Capital Mortgage Loan Trust,
Series 2004-1, Class A1
4.7188% due 01/25/2034 (b)***		$132,376	$132,707
Wachovia Mortgage Loan Trust LLC, Series
2005-WMC1, Class A1
4.4888% due 10/25/2035 (b)***		1,432,497	1,431,378

TOTAL ASSET BACKED SECURITIES
(Cost $51,553,317)			$51,540,983

OPTIONS - 0.04%
Put Options - 0.04%
Chicago Mercentile Exchange American Purchase
Put on Eurodollar
Expiration 09/18/2006 at $92.75 *		462,500	1,156
Over The Counter European Purchase Put
FNMA TBA, 5.50%
Expiration 02/06/2006 at $92.16 *		12,000,000	249,600
Over The Counter European Purchase Put
Treasury Inflationary Index, 1.875%
Expiration 03/01/2006 at $73.12 *		60,000,000	0
Over The Counter European Purchase Put
Treasury Inflationary Index, 2.00%
Expiration 01/19/2006 at $76.25 *		58,000,000	0
Over The Counter European Purchase Put
Treasury Inflationary Index, 2.375%
Expiration 03/09/2006 at $78.80 *		54,000,000	0

			250,756

TOTAL OPTIONS (Cost $43,191)			$250,756

SHORT TERM INVESTMENTS - 54.21%
Bank of England/London, Series EURO
zero coupon due 01/12/2006 ***	EUR	5,730,000	$6,781,063
Bank of Ireland
3.96% due 01/27/2006 ***		$1,100,000	1,096,854
4.33% due 02/23/2006 ***		18,300,000	18,183,343
Barclays US Funding LLC
4.41% due 03/29/2006 ***		18,900,000	18,698,573
CBA (Delaware) Finance, Inc.
4.15% due 01/31/2006 ***		16,000,000	15,944,667
4.26% due 01/09/2006 ***		4,300,000	4,295,929
Cox Communications, Inc.
4.27% due 01/17/2006 ***		800,000	800,000
Danske Corp.
3.99% due 01/09/2006		400,000	399,645
4.26% due 01/09/2006 ***		17,900,000	17,883,055
Dexia Delaware LLC
4.16% due 02/02/2006 ***		17,200,000	17,136,398
Dexia Delware LLC
4.28% due 01/10/2006		3,200,000	3,196,576
DNB NORBank ASA
3.80% due 01/13/2006 ***		16,000,000	15,979,733
Federal Home Loan Bank Discount Notes
zero coupon due 01/03/2006 ***		19,000,000	18,996,411
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 02/28/2006 ***		18,300,000	18,175,580

The accompanying notes are an integral part of the financial statements. 96

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Real Return Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

SHORT TERM INVESTMENTS (continued)
General Electric Capital Corp.
4.14% due 01/27/2006 ***		$16,600,000	$16,550,366
HBOS PLC Treasury
4.13% due 01/26/2006 ***		17,100,000	17,050,956
4.175% due 02/07/2006 ***		1,800,000	1,792,276
Ixis Corp.
4.28% due 02/22/2006 ***		17,900,000	17,789,338
4.44% due 04/19/2006 ***		2,900,000	2,861,372
Kingdom of Netherlands
zero coupon due 02/28/2006 ***	EUR	1,250,000	1,475,287
National Australia Funding Corp.
4.30% due 01/04/2006 ***		$2,000,000	1,999,283
National Australia Funding Delaware Inc.
4.29% due 01/18/2006 ***		18,700,000	18,662,117
Rabobank USA Financial Corp.
4.29% due 01/03/2006 ***		18,500,000	18,495,591
Skandinaviska Enskilda Banken AB
4.255% due 02/17/2006 ***		2,800,000	2,784,446
Societe Generale North America, Inc.
4.31% due 01/03/2006 ***		2,200,000	2,199,473
4.43% due 04/20/2006 ***		18,700,000	18,449,176
Spintab Swedmortgage
4.17% due 02/01/2006 ***		1,000,000	996,409
Svenska Handelsbanken
4.16% due 02/02/2006 ***		17,200,000	17,136,398
Swedish Housing Finance Corp., Statens
Bostadsfinansieringsaktiebolag
4.34% due 03/06/2006 ***		18,300,000	18,158,805
Toyota Motor Credit Corp., MTN
4.38% due 03/21/2006 ***		18,600,000	18,421,223
UBS Finance Delaware, Inc.
3.945% due 01/26/2006 ***		16,200,000	16,155,619
3.975% due 01/30/2006 ***		500,000	498,399
4.19% due 01/03/2006		400,000	399,907
4.29% due 01/03/2006 ***		3,800,000	3,799,094
United States Treasury Bills
zero coupon due 03/16/2006 ***		420,000	416,698
zero coupon due 03/16/2006 *** ****		490,000	486,099
Westpac Banking Corp.
4.06% due 01/17/2006 ***		15,200,000	15,172,572
Westpac Trust Securities NZ, Ltd.
4.44% due 04/28/2006 ***		5,600,000	5,519,192

TOTAL SHORT TERM INVESTMENTS
(Cost $374,784,485)			$374,837,923

REPURCHASE AGREEMENTS - 18.90%
Repurchase Agreement with Credit
Suisse Group dated 12/30/2005 at
3.40% to be repurchased at
$121,545,900 on 01/03/2006,
collateralized by $120,090,000
U.S. Treasury Notes, 5.625% due
05/15/2008 (valued at
$124,363,437, including interest) ***		$121,500,000	$121,500,000

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS (continued)
Repurchase Agreement with
Lehman Brothers dated
12/30/2005 at 3.25% to be
repurchased at $5,001,806 on
01/03/2006, collateralized by
$5,150,000 U.S. Treasury Bills,
zero coupon due 03/23/2006
(valued at $5,203,457, including
interest) ***	$5,000,000	$5,000,000
Repurchase Agreement with State Street
Corp. dated 12/30/2005 at 2.05% to be
repurchased at $4,178,952 on 01/03/2006,
collateralized by $4,305,000 U.S. Treasury
Notes, 4.00% due 06/15/2009 (valued at
$4,265,011, including interest) (c)***	4,178,000	4,178,000

TOTAL REPURCHASE AGREEMENTS
(Cost $130,678,000)		$130,678,000

Total Investments (Real Return Bond Trust)
(Cost $1,391,167,350) - 201.09%		$1,390,548,263
Liabilities in Excess of Other Assets - (101.09)%		(699,035,289)

TOTAL NET ASSETS - 100.00%		$691,512,974

Short-Term Bond Trust
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 4.77%
U.S. Treasury Notes - 4.77%
3.625% due 07/15/2009 (a)	$3,250,000	$3,170,528
5.00% due 02/15/2011 (a)	6,500,000	6,694,746

		9,865,274

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $9,963,170)		$9,865,274

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.54%
Federal Home Loan Mortgage Corp. - 2.74%
3.816% due 11/01/2033	999,641	1,005,489
6.50% due 12/01/2009	445,534	455,464
7.00% due 12/01/2010 to 02/01/2014	2,314,014	2,401,364
7.50% due 11/01/2009 to 06/01/2012	649,880	671,235
8.00% due 06/01/2010	126,723	133,363
8.50% due 05/01/2015	930,182	994,252

		5,661,167
Federal National Mortgage
Association - 12.99%
3.569% due 01/01/2033	1,014,250	1,032,213
3.61% due 09/01/2033	1,431,387	1,447,615
4.125% due 05/15/2010 (a)	6,500,000	6,344,312
4.25% due 08/15/2010 (a)	5,000,000	4,898,745
6.00% due 01/01/2011 to 01/01/2017	2,407,455	2,458,977
6.50% due 04/01/2017 to 08/01/2017	4,225,231	4,341,134
7.00% due 12/01/2010 to 07/01/2034	3,695,995	3,850,457
7.50% due 08/01/2009 to 07/01/2034	1,841,418	1,923,640

The accompanying notes are an integral part of the financial statements. 97

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association (continued)
8.00% due 07/01/2014	$554,611	$594,541

		26,891,634

Government National Mortgage
Association - 0.81%
7.00% due 12/15/2008	400,437	409,155
8.00% due 12/15/2025	611,030	644,663
8.50% due 11/15/2015	590,304	623,188

		1,677,006

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $34,694,939)		$34,229,807

CORPORATE BONDS - 40.81%
Aerospace - 0.32%
Raytheon Company
6.75% due 08/15/2007	643,000	658,734
Automobiles - 0.73%
DaimlerChrysler NA Holding Corp.
6.40% due 05/15/2006	1,500,000	1,507,439
Banking - 2.46%
Bank of America Corp.
4.75% due 10/15/2006	1,400,000	1,399,535
Bank One Corp.
6.875% due 08/01/2006	1,800,000	1,819,415
Bombardier Capital, Inc., MTN
6.125% due 06/29/2006	1,000,000	1,000,000
PNC Funding Corp.
5.75% due 08/01/2006	875,000	879,252

		5,098,202

Broadcasting - 2.15%
British Sky Broadcasting Group PLC
7.30% due 10/15/2006	1,000,000	1,016,890
Liberty Media Corp.
5.9913% due 09/17/2006 (b)	659,000	662,829
Univision Communications Inc.
2.875% due 10/15/2006	1,700,000	1,672,574
Walt Disney Company, Series B
6.75% due 03/30/2006	1,100,000	1,105,244

		4,457,537

Building Materials & Construction - 0.70%
DR Horton, Inc.
7.50% due 12/01/2007	1,400,000	1,454,250
Cable and Television - 0.79%
Comcast MO of Delaware, Inc.
8.30% due 05/15/2006	615,000	622,455
Cox Communications, Inc.
5.0388% due 12/14/2007 (b)	1,000,000	1,007,625

		1,630,080

Cellular Communications - 0.63%
New Cingular Wireless Services, Inc.
7.35% due 03/01/2006	1,300,000	1,305,474

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Crude Petroleum & Natural Gas - 0.55%
Sempra Energy
4.84% due 05/21/2008 (b)	$1,130,000	$1,132,101
Domestic Oil - 0.71%
Devon Energy Corp.
2.75% due 08/01/2006	1,500,000	1,479,666
Electrical Utilities - 3.17%
Alabama Power Company
2.65% due 02/15/2006	1,000,000	997,857
American Electric Power, Inc., Series A
6.125% due 05/15/2006	479,000	481,166
Centerpoint Energy, Inc., Series B
5.875% due 06/01/2008	1,150,000	1,168,124
FirstEnergy Corp., Series A
5.50% due 11/15/2006	2,200,000	2,207,907
Pinnacle West Capital Corp.
6.40% due 04/01/2006	1,700,000	1,707,437

		6,562,491

Energy - 3.60%
Enterprise Products Operating LP, Series B
4.00% due 10/15/2007	2,000,000	1,958,208
Kansas City Power & Light Company, Series B
6.00% due 03/15/2007	1,000,000	1,010,097
Northern Border Pipeline Company
6.25% due 05/01/2007	2,000,000	2,027,084
Progress Energy, Inc.
6.75% due 03/01/2006	700,000	702,198
TXU Corp., Series J
6.375% due 06/15/2006	1,000,000	1,005,094
TXU Energy Company LLC
4.92% due 01/17/2006 (b)	750,000	749,969

		7,452,650

Financial Services - 7.07%
Boeing Capital Corp.
5.65% due 05/15/2006	650,000	652,898
CIT Group, Inc., Series MTN
4.5881% due 05/18/2007 (b)	1,000,000	1,002,709
Ford Motor Credit Company
6.875% due 02/01/2006	1,000,000	997,850
General Electric Capital Corp., Series MTNA
5.00% due 02/15/2007	3,000,000	3,004,356
General Motors Acceptance Corp.
6.125% due 09/15/2006	2,115,000	2,054,416
6.75% due 01/15/2006	1,000,000	999,340
Morgan Stanley
6.10% due 04/15/2006	800,000	802,811
Popular North America, Inc., Series MTNE
6.125% due 10/15/2006	855,000	859,835
Residential Capital Corp.
5.67% due 11/21/2008 (b)	1,000,000	1,001,313
5.8956% due 06/29/2007 (b)	2,000,000	2,004,946
The Bear Stearns Companies, Inc.
3.00% due 03/30/2006	1,250,000	1,245,141

		14,625,615

The accompanying notes are an integral part of the financial statements. 98

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Gas & Pipeline Utilities - 0.70%
Duke Energy Field Services
5.75% due 11/15/2006	$1,450,000	$1,458,831
Healthcare Services - 1.00%
WellPoint, Inc.
3.50% due 09/01/2007	1,225,000	1,194,972
3.75% due 12/14/2007	895,000	875,122

		2,070,094

Hotels & Restaurants - 1.49%
Harrah's Operating Company, Inc.
7.125% due 06/01/2007	1,000,000	1,025,376
Hilton Hotels Corp.
7.95% due 04/15/2007	1,000,000	1,031,648
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	1,000,000	1,020,000

		3,077,024

Insurance - 2.88%
Aetna, Inc.
7.375% due 03/01/2006	2,000,000	2,007,924
CNA Financial Corp.
6.60% due 12/15/2008	1,400,000	1,448,511
Hartford Financial Services Group, Inc.
6.375% due 11/01/2008	1,000,000	1,037,287
ING Security Life Institutional Funding
4.25% due 01/15/2010	895,000	872,320
Marsh & McLennan Companies, Inc.
5.375% due 03/15/2007	590,000	591,158

		5,957,200

International Oil - 0.44%
Kerr-McGee Corp.
5.875% due 09/15/2006	900,000	903,121
Leisure Time - 0.74%
Caesars Entertainment, Inc.
8.50% due 11/15/2006	1,500,000	1,541,250
Manufacturing - 0.73%
Tyco International Group SA
5.80% due 08/01/2006	1,500,000	1,506,276
Pharmaceuticals - 0.79%
Caremark Rx, Inc.
7.375% due 10/01/2006	1,600,000	1,627,277
Publishing - 0.42%
Dow Jones & Company, Inc.
3.875% due 02/15/2008	890,000	872,445
Real Estate - 6.69%
CarrAmerica Realty Corp.
7.375% due 07/01/2007	1,197,000	1,236,081
Colonial Realty, LP
4.75% due 02/01/2010	1,500,000	1,461,087
Duke Realty, LP
3.35% due 01/15/2008	1,625,000	1,563,632
Health Care REIT, Inc.
7.50% due 08/15/2007	487,000	502,387
iStar Financial, Inc., REIT
5.0388% due 03/16/2009 (b)	2,000,000	1,999,084

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Real Estate (continued)
iStar Financial, Inc., Series B, REIT
4.875% due 01/15/2009	$1,620,000	$1,593,702
Rouse Company
3.625% due 03/15/2009	900,000	840,620
Simon Property Group LP, REIT
3.75% due 01/30/2009	2,256,000	2,165,076
United Dominion Realty Trust Inc., Series MTNE
4.50% due 03/03/2008	1,000,000	983,970
Vornado Realty, LP
5.625% due 06/15/2007	1,485,000	1,495,388

		13,841,027

Retail Trade - 0.47%
May Department Stores Company
3.95% due 07/15/2007	1,000,000	983,322
Telecommunications Equipment &
Services - 0.97%
France Telecom SA
7.20% due 03/01/2006	2,000,000	2,008,022
Telephone - 0.61%
Citizens Communications Company
7.60% due 06/01/2006	1,250,000	1,264,062

TOTAL CORPORATE BONDS (Cost $85,464,573)		$84,474,190

COLLATERALIZED MORTGAGE
OBLIGATIONS - 28.51%
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class A1
3.156% due 11/10/2039	2,792,936	2,686,844
Banc of America Funding Corp.,
Series 2005-H, Class 1A1
5.1277% due 11/20/2035 (b)	3,922,525	3,915,630
Banc of America Large Loan,
Series 2005-ESHA, Class H
5.467% due 07/14/2020 (b)	1,500,000	1,499,798
Banc of America Large Loan,
Series 2005-MIB1, Class B
1.00% due 03/15/2022 (b)	850,000	849,695
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR3, Class A1
3.236% due 02/11/2041	2,583,043	2,481,501
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-PW10, Class X2
0.059% IO due 12/11/2040	427,425,000	2,249,901
Commercial Mortgage Pass-Through Certificates,
Series 2005-FL11, Class AJ
4.5694% due 11/15/2017 (b)	565,000	564,649
Countrywide Alternative Loan Trust,
Series 2004-J7, Class 1AIO
1.30% IO due 02/25/2007	29,138,269	243,727
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2002-32, Class 2A3
5.00% due 01/25/2018	353,089	352,433
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-2, Class 1A1
4.1535% due 02/25/2034 (b)	1,263,514	1,269,461

The accompanying notes are an integral part of the financial statements. 99

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp.,
Series 2003-C3, Class A1
2.079% due 05/15/2038	$1,882,520	$1,808,127
Federal Home Loan Mortgage Corp.,
Series 2516, Class AX
8.50% due 01/15/2016	1,045,957	1,098,725
Federal Home Loan Mortgage Corp.,
Series 2589, Class GK
4.00% due 03/15/2026	3,485,912	3,437,361
Federal National Mortgage Association,
Series 2001-53, Class GH
8.00% due 09/25/2016	376,894	397,951
GE Capital Commercial Mortgage Corp.,
Series 2002-1A, Class A1
5.033% due 12/10/2035	436,567	436,580
GS Mortgage Securities Corp. II,
Series 2003-C1, Class A1
2.904% due 01/10/2040	1,484,235	1,441,917
GS Mortgage Securities Corp. II,
Series 2005-GSFL VII, Class A2
4.52% due 03/06/2017 (b)	3,007,100	3,006,890
Harborview Mortgage Loan Trust, Series 2004-7,
Class 2A3
4.4398% due 11/19/2034 (b)	1,809,319	1,805,261
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-FL1A, Class A1
4.54% due 04/16/2019 (b)	939,687	940,062
LB-UBS Commercial Mortgage Trust,
Series 2000-C3, Class A1
7.95% due 05/15/2015	1,199,059	1,229,030
LB-UBS Commercial Mortgage Trust,
Series 2003-C1, Class A1
2.72% due 03/15/2027	1,970,029	1,907,136
Lehman Brothers Floating Rate Commercial
Mortgage Trust, Series 2004-LLFA, Class A2
4.5394% due 10/15/2017 (b)	2,367,842	2,368,337
Lehman Brothers Floating Rate Commercial
Mortgage Trust, Series 2005-LLFA, Class E
4.6494% due 07/15/2018 (b)	1,270,000	1,256,614
Merrill Lynch Mortgage Investors Inc,
Series 2003-A1, Class 1A
5.8982% due 12/25/2032 (b)	355,985	361,899
Merrill Lynch Mortgage Trust, Series 2005-CKI1,
Class A1
5.077% due 11/12/2037	3,000,000	3,015,450
MLCC Mortgage Investors Inc,
Series 2003-C, Class B1
5.0288% due 06/25/2028 (b)	1,864,194	1,881,427
Morgan Stanley Mortgage Loan Trust,
Series 2004-11AR, Class 1X1
1.10% IO due 01/25/2035 (b)	142,595,254	1,067,173
Multi Security Asset Trust,
Series 2005-RR4A, Class A1
4.38% due 11/28/2035	3,374,161	3,316,089
Nomura Asset Securities Corp.,
Series 1998-D6, Class A1A
6.28% due 03/15/2030	688,024	692,738

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Sequoia Mortgage Trust, Series 2004-4, Class A
4.62% due 05/20/2034 (b)	$1,691,670	$1,690,143
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 1A
5.0883% due 10/25/2034 (b)	3,581,521	3,587,758
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-2, Class A6
5.25% due 02/25/2018	4,832,872	4,803,717
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16, Class 2A1
4.9453% due 10/25/2035 (b)	1,368,714	1,361,217

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $60,303,545)		$59,025,241

ASSET BACKED SECURITIES - 8.91%
Capital Trust Re CDO, Ltd., Series 2005-1A, Class B
4.84% due 03/20/2050 (b)	3,000,000	3,003,047
Countrywide Asset-Backed Certificates,
Series 2004-10, Class AF3
3.842% due 10/25/2030 (b)	1,445,000	1,430,724
Countrywide Asset-Backed Certificates,
Series 2005-1, Class 1AV2
4.5788% due 07/25/2035 (b)	1,480,000	1,480,548
Encore Credit Receivables Trust,
Series 2005-3, Class N
4.949% due 10/25/2035	1,406,241	1,406,232
Equity One ABS, Inc., Series 2003-4, Class AF3
3.531% due 11/25/2033	260,551	259,611
Equity One ABS, Inc., Series 2004-2, Class AV2
4.6288% due 07/25/2034 (b)	457,988	458,561
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2004-FF3, Class A2C
4.8588% due 05/25/2034 (b)	1,000,000	1,006,621
First Franklin Mortgage Loan Trust,
Series 2005-FF4N, Class N1 NIM
5.071% due 05/25/2035	1,069,090	1,069,090
Green Tree Financial Corp.,
Series 1996-8, Class A6
7.60% due 10/15/2027	188,314	196,484
Home Equity Mortgage Trust,
Series 2005-3, Class A1
4.6188% due 11/25/2035 (b)	1,562,642	1,562,631
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
5.0788% due 02/25/2034 (b)	4,000,000	4,010,526
Option One Mortgage Loan Trust,
Series 2004-1, Class A2
4.6688% due 01/25/2034 (b)	339,639	339,843
Sail Net Interest Margin Notes,
Series 2005-HE1A, Class A NIM
5.00% due 07/27/2035	750,027	747,153
Sharp SP I LLC Net Interest Margin Trust,
Series 2005-HE4N, Class N
5.25% due 07/25/2035	1,475,148	1,470,538

TOTAL ASSET BACKED SECURITIES
(Cost $18,360,783)		$18,441,609

The accompanying notes are an integral part of the financial statements. 100

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 9.18%
State Street Navigator Securities
Lending Prime Portfolio (c)	$19,000,519	$19,000,519

TOTAL SHORT TERM INVESTMENTS
(Cost $19,000,519)		$19,000,519

Total Investments (Short-Term Bond Trust)
(Cost $227,787,529) - 108.72%		$225,036,640
Liabilities in Excess of Other Assets - (8.72)%		(18,042,989)

TOTAL NET ASSETS - 100.00%		$206,993,651

Strategic Bond Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 0.49%
Broadcasting - 0.07%
Liberty Global, Inc., Class A *	11,750	$264,375
Liberty Global, Inc., Series C *	11,750	249,100

		513,475
Business Services - 0.01%
ContinentalAFA Dispensing Company *	25,862	37,500
Cellular Communications - 0.14%
American Tower Corp., Class A *	36,302	983,784
Chemicals - 0.01%
Applied Extrusion Technologies * (a)	5,628	45,024
Telecommunications Equipment &
Services - 0.26%
NTL, Inc. *	21,970	1,495,717
Telewest Global, Inc. *	15,590	371,354

		1,867,071

TOTAL COMMON STOCKS (Cost $2,001,275)		$3,446,854

PREFERRED STOCKS - 0.11%
Cellular Communications - 0.11%
Alamosa Holdings, Inc. *	590	807,344

TOTAL PREFERRED STOCKS (Cost $0)		$807,344

WARRANTS - 0.04%
Cellular Communications - 0.04%
American Tower Escrow Corp.
(Expiration date 08/01/2008; strike
price 0.01)	650	248,472
Government of Mexico - 0.00%
United Mexican States
(Expiration Date 10/10/2006; strike
price $25.00)	7,500	30,000
Republic of Venezuela - 0.00%
Republic of Venezuela
(Expiration date 04/15/2020; strike
price $26.00)	10,000	0

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

WARRANTS (continued)
Telecommunications Equipment &
Services - 0.00%
Leap Wireless International, Inc.
(Expiration date 04/15/2010; strike
price $96.80)	370	$4

TOTAL WARRANTS (Cost $66,061)		$278,476

U.S. TREASURY OBLIGATIONS - 17.27%
U.S. Treasury Bonds - 1.60%
4.25% due 08/15/2014	$1,985,000	1,963,288
5.25% due 11/15/2028 to 02/15/2029 ***	5,000,000	5,454,519
5.50% due 08/15/2028 ***	2,125,000	2,389,380
6.125% due 08/15/2029	1,200,000	1,461,703

		11,268,890
U.S. Treasury Notes - 15.67%
3.625% due 01/15/2010	7,900,000	7,683,366
4.00% due 03/15/2010 to 02/15/2014	7,790,000	7,646,518
4.00% due 04/15/2010 ***	50,411,000	49,678,478
4.25% due 11/15/2014	3,945,000	3,899,076
4.25% due 08/15/2015 *** ****	28,000,000	27,637,960
5.00% due 02/15/2011 ***	13,300,000	13,698,481

		110,243,879

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $121,347,816)		$121,512,769

U.S. GOVERNMENT AGENCY OBLIGATIONS - 39.56%
Federal Home Loan Mortgage Corp. - 6.30%
5.00% TBA **	45,800,000	44,325,790
8.00% due 05/01/2010	20,065	21,027
8.50% due 05/01/2008	13,929	14,430

		44,361,247
Federal National Mortgage
Association - 33.25%
4.00% TBA **	26,100,000	24,917,357
4.50% TBA **	15,800,000	14,876,679
5.00% TBA **	61,000,000	59,093,750
5.50% TBA **	112,000,000	110,880,000
6.00% TBA **	14,300,000	14,429,586
6.50% due 10/01/2032	1,453,599	1,493,908
6.50% TBA **	7,630,000	7,825,519
7.50% due 07/01/2030 to 02/01/2031	130,142	136,345
8.00% due 07/01/2027 to 08/01/2027	133,273	142,295
8.80% due 01/25/2019	110,272	117,676
10.40% due 04/25/2019	40,874	44,870

		233,957,985
Government National Mortgage
Association - 0.01%
7.50% due 04/15/2022 to 02/15/2028	49,528	52,198

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $276,706,640)		$278,371,430

The accompanying notes are an integral part of the financial statements. 101

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS - 5.09%
Argentina - 0.18%
Republic of Argentina
4.50% due 12/15/2035 (b)		$1,704,632	$88,641
5.83% due 12/31/2033	ARS	1,517,130	588,338
8.28% due 12/31/2033		$612,405	509,827
Republic of Argentina, Series PGDP
.37% due 12/15/2035 (b)	ARS	4,302,670	68,814

			1,255,620
Brazil - 1.16%
Federal Republic of Brazil
5.25% due 04/15/2012 (b)		$1,645,677	1,625,106
8.00% due 01/15/2018		3,467,000	3,740,893
8.25% due 01/20/2034		325,000	344,988
8.75% due 02/04/2025		2,250,000	2,486,250

			8,197,237
Bulgaria - 0.04%
Republic of Bulgaria
8.25% due 01/15/2015		245,000	295,862
Canada - 0.30%
Province of Quebec Canada
4.60% due 05/26/2015		2,200,000	2,146,487
Colombia - 0.26%
Republic of Colombia
8.125% due 05/21/2024		850,000	918,000
10.00% due 01/23/2012		375,000	446,250
10.75% due 01/15/2013		350,000	434,000

			1,798,250
Ecuador - 0.08%
Republic of Ecuador
zero coupon, Step up to 10% on
08/15/2006 due 08/15/2030 (b)		625,000	571,875
Italy - 0.18%
Republic of Italy
5.804% due 10/25/2032		1,200,000	1,293,866
Mexico - 0.91%
Government of Mexico
5.875% due 01/15/2014		2,075,000	2,147,625
6.375% due 01/16/2013		2,000,000	2,125,000
8.125% due 12/30/2019		1,725,000	2,117,438

			6,390,063
Panama - 0.16%
Republic of Panama
7.25% due 03/15/2015		500,000	532,000
9.375% due 01/16/2023		450,000	563,625

			1,095,625
Peru - 0.20%
Republic of Peru
zero coupon, Step up to 5% on
03/07/2006 due 03/07/2017 (b)		392,000	365,540
5 due 03/07/2017 (b)		451,000	431,832
8.75% due 11/21/2033		175,000	196,875
9.875% due 02/06/2015		325,000	390,000

			1,384,247

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Philippines - 0.45%
Republic of Philippines
8.375% due 03/12/2009	$350,000	$373,625
8.875% due 03/17/2015	500,000	553,125
9.50% due 02/02/2030	650,000	763,750
9.875% due 01/15/2019	700,000	830,375
10.625% due 03/16/2025	500,000	635,000

		3,155,875
Russia - 0.36%
Russian Federation
11.00% due 07/24/2018	1,700,000	2,516,170
South Africa - 0.06%
Republic of South Africa
6.50% due 06/02/2014	415,000	448,719
Turkey - 0.40%
Republic of Turkey
7.375% due 02/05/2025	425,000	438,813
9.00% due 06/30/2011	775,000	883,500
11.50% due 01/23/2012	350,000	444,063
11.875% due 01/15/2030	675,000	1,037,812

		2,804,188
Ukraine - 0.05%
Republic of Ukraine
6.875% due 03/04/2011	325,000	335,888
Venezuela - 0.30%
Republic of Venezuela
9.375% due 01/13/2034	625,000	740,625
10.75% due 09/19/2013	1,125,000	1,383,750

		2,124,375

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $34,639,974)		$35,814,347

CORPORATE BONDS - 28.43%
Advertising - 0.13%
RH Donnelley Finance Corp., Series I
10.875% due 12/15/2012	450,000	507,375
Vertis, Inc.
9.75% due 04/01/2009	425,000	440,406

		947,781
Aerospace - 0.43%
Alliant Techsystems, Inc.
8.50% due 05/15/2011	350,000	367,500
Argo-Tech Corp.
9.25% due 06/01/2011	350,000	358,750
DRS Technologies, Inc.
6.875% due 11/01/2013	350,000	334,687
Goodrich Corp.
7.50% due 04/15/2008	850,000	892,428
Moog, Inc.
6.25% due 01/15/2015	350,000	344,750
Sequa Corp.
9.00% due 08/01/2009	700,000	743,750

		3,041,865

The accompanying notes are an integral part of the financial statements. 102

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Agriculture - 0.12%
Case New Holland, Inc.
9.25% due 08/01/2011	$75,000	$80,250
Pilgrim's Pride Corp.
9.25% due 11/15/2013	350,000	373,625
UAP Holding Corp.
zero coupon, Step up to 10.75% on
01/15/2008 due 07/15/2012	150,000	129,937
United Agri Products, Inc.
8.25% due 12/15/2011	254,000	266,700

		850,512
Air Travel - 0.01%
Continental Airlines, Inc.
6.541% due 09/15/2008	77,232	73,358
Aluminum - 0.05%
IMCO Recycling, Inc.
10.375% due 10/15/2010	325,000	355,063
Amusement & Theme Parks - 0.04%
Six Flags, Inc.
9.625% due 06/01/2014	175,000	170,188
9.75% due 04/15/2013	125,000	122,656

		292,844
Apparel & Textiles - 0.18%
Collins & Aikman Floorcoverings, Inc.
9.75% due 02/15/2010	425,000	374,000
Levi Strauss & Company
7.73% due 04/01/2012	125,000	125,938
9.75% due 01/15/2015	250,000	258,125
12.25% due 12/15/2012	175,000	195,124
Quiksilver, Inc.
6.875% due 04/15/2015	314,000	302,225

		1,255,412
Auto Parts - 0.14%
Dura Operating Corp., Series B
8.625% due 04/15/2012	143,000	117,975
Keystone Automotive Operations
9.75% due 11/01/2013	225,000	194,625
Tenneco Automotive, Inc.
8.625% due 11/15/2014	350,000	330,750
TRW Automotive, Inc.
9.375% due 02/15/2013	335,000	362,637

		1,005,987
Automobiles - 0.70%
DaimlerChrysler North America Holding Corp.
4.05% due 06/04/2008	2,450,000	2,385,062
Ford Motor Company
6.625% due 10/01/2028	225,000	145,125
7.45% due 07/16/2031	2,050,000	1,394,000
8.90% due 01/15/2032	150,000	109,875
General Motors Corp.
8.25% due 07/15/2023	150,000	96,375
8.375% due 07/15/2033	950,000	627,000

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Automobiles (continued)
Hertz Corp., Class A
8.875% due 01/01/2014	$150,000	$152,813

		4,910,250

Banking - 1.33%
Bank of America Corp.
7.40% due 01/15/2011	3,225,000	3,552,415
Capital One Bank
5.75% due 09/15/2010	1,925,000	1,970,905
Standard Chartered Bank
8.00% due 05/30/2031 ***	2,975,000	3,839,119

		9,362,439

Broadcasting - 0.71%
CanWest Media, Inc.
8.00% due 09/15/2012	293,026	299,253
Charter Communications Holdings
zero coupon, Step up to 11.75% on
05/15/2006 due 05/15/2014	950,000	527,250
zero coupon, Step up to 12.125% on
01/15/2007 due 01/15/2015	175,000	82,687
11.00% due 10/01/2015	779,000	654,360
Charter Communications I Holdings LLC
zero coupon, Step up to 13.50% on
01/15/2006 due 01/15/2014	175,000	117,687
10.00% due 05/15/2014	78,000	44,265
CSC Holdings, Inc.
7.00% due 04/15/2012	400,000	378,000
8.125% due 08/15/2009	175,000	176,750
CSC Holdings, Inc., Series B
8.125% due 07/15/2009	75,000	75,750
Emmis Communications Corp.
10.3663% due 06/15/2012 (b)	250,000	250,938
News America, Inc.
5.30% due 12/15/2014	1,850,000	1,836,140
Radio One, Inc.
8.875% due 07/01/2011	325,000	342,875
Salem Communications Corp.
7.75% due 12/15/2010	175,000	181,344

		4,967,299

Building Materials & Construction - 0.09%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014	925,000	453,250
Brand Services, Inc.
12.00% due 10/15/2012	175,000	183,750

		637,000

Business Services - 0.31%
Allied Security Escrow Corp.
11.375% due 07/15/2011	300,000	289,213
Conveo Corp.
7.875% due 12/01/2013	300,000	289,500
Interep National Radio Sales, Inc., Series B, Class A
10.00% due 07/01/2008	225,000	191,250
Invensys PLC
9.875% due 03/15/2011	250,000	247,500

The accompanying notes are an integral part of the financial statements. 103

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Business Services (continued)
Iron Mountain, Inc.
7.75% due 01/15/2015	$300,000	$302,250
8.25% due 07/01/2011	225,000	228,375
8.625% due 04/01/2013	450,000	469,125
SunGard Data Systems, Inc.
9.125% due 08/15/2013	175,000	181,125

		2,198,338
Cable and Television - 1.08%
Atlantic Broadband Finance LLC
9.375% due 01/15/2014	425,000	380,375
Cablevision Systems Corp., Series B
8.7163% due 04/01/2009 (b)	575,000	580,750
CCO Holdings LLC
8.75% due 11/15/2013	375,000	357,187
DirecTV Holdings LLC
6.375% due 06/15/2015	425,000	415,438
8.375% due 03/15/2013	296,000	318,200
Echostar DBS Corp.
6.625% due 10/01/2014	1,200,000	1,155,000
Lodgenet Entertainment Corp.
9.50% due 06/15/2013	350,000	380,625
Mediacom Broadband LLC
11.00% due 07/15/2013	250,000	268,750
Mediacom LLC/Mediacom Capital Corp.
9.50% due 01/15/2013	175,000	170,844
Rainbow National Services LLC
10.375% due 09/01/2014	75,000	84,000
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	500,000	515,000
8.75% due 12/15/2011	100,000	105,250
Time Warner, Inc.
7.625% due 04/15/2031	1,925,000	2,143,774
Videotron Ltee
6.375% due 12/15/2015	300,000	298,125
Young Broadcasting, Inc.
10.00% due 03/01/2011	425,000	397,906

		7,571,224
Cellular Communications - 1.30%
Alamosa Delaware, Inc.
11.00% due 07/31/2010	333,000	375,457
American Tower Corp.
7.125% due 10/15/2012	425,000	437,750
7.50% due 05/01/2012	75,000	78,375
American Tower Escrow Corp.
zero coupon due 08/01/2008	250,000	195,625
AT&T Broadband Corp.
8.375% due 03/15/2013	2,200,000	2,546,449
AT&T Wireless Services, Inc.
8.75% due 03/01/2031	1,800,000	2,384,672
Centennial Communications Corp.
8.125% due 02/01/2014	450,000	456,750
10.00% due 01/01/2013	250,000	252,500
Nextel Communications, Inc.
6.875% due 10/31/2013	350,000	364,578
7.375% due 08/01/2015	925,000	975,672

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
SBA Communications Corp.
8.50% due 12/01/2012	$39,000	$43,290
SBA Telecommunication /
SBA Communications Corp.
zero coupon, Step up to 9.75% on
12/15/2007 due 12/15/2011	216,000	200,340
UbiquiTel Operating Company
9.875% due 03/01/2011	375,000	415,313
US Unwired, Inc., Series B
10.00% due 06/15/2012	350,000	393,750

		9,120,521

Chemicals - 0.65%
Arco Chemical Company
9.80% due 02/01/2020	100,000	112,250
Equistar Chemicals LP
10.625% due 05/01/2011	325,000	357,500
Ethyl Corp.
8.875% due 05/01/2010	350,000	366,625
Huntsman ICI Chemicals
10.125% due 07/01/2009	75,000	77,437
Huntsman International LLC
7.375% due 01/01/2015	75,000	72,375
9.875% due 03/01/2009	350,000	369,250
ISP Chemco, Inc., Series B
10.25% due 07/01/2011	575,000	612,375
Lyondell Chemical Company
11.125% due 07/15/2012	350,000	391,562
Methanex Corp.
8.75% due 08/15/2012	275,000	305,938
Millennium America, Inc.
9.25% due 06/15/2008	600,000	647,250
OM Group, Inc.
9.25% due 12/15/2011	25,000	24,438
PQ Corp.
7.50% due 02/15/2013	600,000	558,000
Rhodia SA
7.625% due 06/01/2010	425,000	427,125
Westlake Chemical Corp.
8.75% due 07/15/2011	247,000	264,290

		4,586,415

Coal - 0.04%
Massey Energy Company
6.625% due 11/15/2010	275,000	279,469
Computers & Business Equipment - 0.10%
Seagate Technology Holdings
8.00% due 05/15/2009	325,000	341,250
Unisys Corp.
8.00% due 10/15/2012	425,000	393,125

		734,375

Construction & Mining Equipment - 0.07%
Terex Corp
7.375% due 01/15/2014	143,000	141,570

The accompanying notes are an integral part of the financial statements. 104

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Construction & Mining Equipment
(continued)
Terex Corp.
10.375% due 04/01/2011	$350,000	$371,000

		512,570

Construction Materials - 0.03%
Nortek, Inc.
8.50% due 09/01/2014	200,000	193,000
Containers & Glass - 0.31%
Graphic Packaging International Corp.
8.50% due 08/15/2011	575,000	576,437
Owens-Brockway Glass Container, Inc.
7.75% due 05/15/2011	350,000	365,313
8.25% due 05/15/2013	75,000	77,438
Owens-Illinois, Inc., Series 2008
7.35% due 05/15/2008	500,000	506,250
Pliant Corp.
11.125% due 09/01/2009 ^	75,000	66,750
12.75% due 06/15/2010 ^	200,000	39,000
Radnor Holdings Corp.
11.00% due 03/15/2010	175,000	141,750
Stone Container Corp.
8.375% due 07/01/2012	150,000	145,125
Tekni-Plex, Inc.
8.75% due 11/15/2013	325,000	286,000

		2,204,063

Correctional Facilities - 0.04%
Corrections Corporation of America
6.25% due 03/15/2013	250,000	247,500
Cosmetics & Toiletries - 0.08%
Del Laboratories, Inc.
8.00% due 02/01/2012	350,000	276,500
Jafra Cosmetics International, Inc.
10.75% due 05/15/2011	241,000	263,895

		540,395

Crude Petroleum & Natural Gas - 0.70%
Burlington Resources Finance Company
5.60% due 12/01/2006	2,050,000	2,060,096
Chesapeake Energy Corp.
6.25% due 01/15/2018	500,000	490,000
6.625% due 01/15/2016	350,000	354,375
7.00% due 08/15/2014	300,000	310,500
Kerr-McGee Corp.
7.00% due 11/01/2011	1,025,000	1,025,000
Plains Exploration & Production Company
7.125% due 06/15/2014	350,000	362,250
Pogo Producing Company
6.875% due 10/01/2017	300,000	292,500

		4,894,721

Domestic Oil - 1.00%
Devon Financing Corp., ULC
6.875% due 09/30/2011	2,350,000	2,570,512
Forest Oil Corp.
8.00% due 12/15/2011	500,000	546,250

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Domestic Oil (continued)
Magnum Hunter Resources, Inc.
9.60% due 03/15/2012	$384,000	$416,640
Stone Energy Corp.
8.25% due 12/15/2011	450,000	464,625
Swift Energy Company
7.625% due 07/15/2011	575,000	586,500
Valero Energy Corp.
4.75% due 06/15/2013 ***	1,850,000	1,795,630
Whiting Petroleum Corp.
7.00% due 02/01/2014	325,000	325,813
7.25% due 05/01/2013	300,000	303,750

		7,009,720
Drugs & Health Care - 0.51%
General Nutrition Centers, Inc.
8.50% due 12/01/2010	50,000	43,000
Humana, Inc.
6.30% due 08/01/2018	2,360,000	2,485,738
Rite Aid Corp.
6.125% due 12/15/2008	150,000	141,000
7.50% due 01/15/2015	350,000	330,750
8.125% due 05/01/2010	100,000	101,750
The Jean Coutu Group (PJC), Inc.
8.50% due 08/01/2014	500,000	457,500

		3,559,738
Electrical Utilities - 1.05%
AES Corp.
7.75% due 03/01/2014	350,000	367,063
8.875% due 02/15/2011	200,000	216,250
9.375% due 09/15/2010	350,000	382,375
Appalachian Power Company
5.95% due 05/15/2033	2,300,000	2,310,336
Calpine Corp.
8.50% due 07/15/2010	350,000	287,000
8.75% due 07/15/2013	85,000	69,700
Calpine Generating Company LLC
13.2163% due 04/01/2011 (b)	275,000	279,125
Edison Mission Energy
9.875% due 04/15/2011	681,000	794,216
Entergy Gulf States
6.20% due 07/01/2033	1,075,000	1,035,212
Mirant Americas Generation LLC
8.30% due 05/01/2011 ^	605,000	765,325
Reliant Resources, Inc.
9.25% due 07/15/2010	225,000	225,000
9.50% due 07/15/2013	400,000	401,000
Texas Genco LLC/Texas Genco Financing Corp.
6.875% due 12/15/2014	225,000	243,563

		7,376,165
Electronics - 0.20%
L-3 Communications Corp.
7.625% due 06/15/2012	850,000	894,625
Motors & Gears, Inc., Series D
10.75% due 11/15/2006	300,000	288,000

The accompanying notes are an integral part of the financial statements. 105

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electronics (continued)
Muzak, LLC/Muzak Finance Corp.
9.875% due 03/15/2009	$375,000	$206,719

		1,389,344
Energy - 0.46%
Duke Energy Company
4.20% due 10/01/2008	1,875,000	1,833,787
El Paso Energy
7.375% due 12/15/2012	725,000	728,625
NRG Energy, Inc.
8.00% due 12/15/2013	585,000	652,275

		3,214,687
Financial Services - 5.95%
BCP Crystal Holdings Corp.
9.625% due 06/15/2014	367,000	408,287
Borden U.S. Finance Corp./
Nova Scotia Finance ULC
9.00% due 07/15/2014	175,000	173,250
CIT Group, Inc.
7.75% due 04/02/2012	2,590,000	2,937,399
Corporacion Andina de Fomento
6.875% due 03/15/2012	1,967,000	2,139,817
Countrywide Home Loan
4.00% due 03/22/2011	4,175,000	3,928,416
Ford Motor Credit Company
6.625% due 06/16/2008	250,000	226,764
7.875% due 06/15/2010	2,825,000	2,542,195
General Motors Acceptance Corp.
6.75% due 12/01/2014	1,050,000	944,602
6.875% due 09/15/2011	2,425,000	2,211,467
7.25% due 03/02/2011	75,000	68,935
8.00% due 11/01/2031	150,000	143,682
Global Cash Access LLC
8.75% due 03/15/2012	156,000	165,945
HSBC Finance Corp.
5.25% due 04/15/2015	3,350,000	3,319,559
International Lease Finance Corp.
5.875% due 05/01/2013	3,625,000	3,751,295
iPCS, Inc.
11.50% due 05/01/2012	425,000	487,687
J.P. Morgan Chase & Company
6.625% due 03/15/2012	2,675,000	2,882,599
JSG Funding PLC
9.625% due 10/01/2012	175,000	175,000
Lehman Brothers Holdings, Inc.
4.50% due 07/26/2010	3,025,000	2,961,578
MBNA Corp, Series MTN
6.25% due 01/17/2007	862,000	871,817
Morgan Stanley
4.75% due 04/01/2014	3,950,000	3,788,315
Nell AF SARL
8.375% due 08/15/2015	303,000	299,970
Sensus Metering Systems, Inc.
8.625% due 12/15/2013	425,000	376,125
TRAINS HY-2005-1
7.651% due 06/15/2015 (b)	6,748,683	6,934,272
Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Yell Finance BV
zero coupon, Step up to 13.5% on
08/01/2006 due 08/01/2011	$101,000	$103,777

		41,842,753
Food & Beverages - 0.57%
Ahold Lease USA, Inc., Series A-1
7.82% due 01/02/2020	69,885	74,777
Del Monte Corp.
8.625% due 12/15/2012	325,000	345,313
Doane Pet Care Company
10.75% due 03/01/2010	75,000	81,563
Dole Food, Inc.
8.875% due 03/15/2011	542,000	555,550
Kraft Foods, Inc.
5.625% due 11/01/2011	2,575,000	2,641,942
Pinnacle Foods Holding Corp.
8.25% due 12/01/2013	350,000	333,375

		4,032,520
Furniture & Fixtures - 0.07%
Sealy Mattress Company
8.25% due 06/15/2014	500,000	515,000
Gas & Pipeline Utilities - 0.65%
Dynegy Holdings, Inc.
6.875% due 04/01/2011	225,000	221,625
9.875% due 07/15/2010	850,000	931,812
10.125% due 07/15/2013	75,000	84,750
El Paso Corp.
7.75% due 01/15/2032	425,000	426,062
7.875% due 06/15/2012	250,000	257,500
United Utilities PLC
4.55% due 06/19/2018 ***	1,450,000	1,321,302
Williams Companies, Inc.
7.625% due 07/15/2019	75,000	80,438
7.875% due 09/01/2021	575,000	622,438
8.75% due 03/15/2032	525,000	609,000

		4,554,927
Healthcare Products - 0.03%
Icon Health & Fitness
11.25% due 04/01/2012 (a)	275,000	230,313
Healthcare Services - 0.65%
Ameripath, Inc.
10.50% due 04/01/2013	425,000	450,500
DaVita, Inc.
7.25% due 03/15/2015	225,000	227,813
Extendicare Health Services, Inc.
9.50% due 07/01/2010	300,000	318,375
Insight Health Services Corp.
9.1744% due 11/01/2011 (b)	75,000	72,562
National Mentor Inc.
9.625% due 12/01/2012	425,000	444,125
Psychiatric Solutions, Inc.
7.75% due 07/15/2015	550,000	567,875
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	250,000	265,625

The accompanying notes are an integral part of the financial statements. 106

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Healthcare Services (continued)
Vanguard Health Holding Company, Inc. LLC
zero coupon, Step up to 11.25% on
10/01/2009 due 10/01/2015	$350,000	$255,500
WellPoint Health Networks, Inc.
6.375% due 01/15/2012	1,875,000	1,991,614

		4,593,989

Holdings Companies/Conglomerates - 0.01%
ERP Operating LP
5.25% due 09/15/2014	75,000	74,656
Hotels & Restaurants - 0.39%
CCM Merger, Inc.
8.00% due 08/01/2013	250,000	240,000
Gaylord Entertainment Company
6.75% due 11/15/2014	500,000	490,000
HMH Properties, Inc., Series B
7.875% due 08/01/2008	88,000	88,990
Kerzner International Ltd.
6.75% due 10/01/2015	500,000	486,250
Park Place Entertainment Corp.
8.125% due 05/15/2011	25,000	27,594
8.875% due 09/15/2008	50,000	54,062
9.375% due 02/15/2007	400,000	416,500
Sbarro, Inc.
11.00% due 09/15/2009	425,000	422,875
Turning Stone Casino Resort
9.125% due 12/15/2010	475,000	489,250

		2,715,521

Household Appliances - 0.01%
Applica, Inc.
10.00% due 07/31/2008	34,000	32,980
Household Products - 0.10%
Resolution Performance Products, Inc.
13.50% due 11/15/2010	425,000	449,438
Simmons Bedding Company
zero coupon, Step up to 10.00% on
12/15/2009 due 12/15/2014	25,000	13,500
7.875% due 01/15/2014	225,000	208,125

		671,063

Industrial Machinery - 0.17%
Dresser Rand Group, Inc.
7.375% due 11/01/2014	432,000	444,959
Grant Prideco, Inc.
6.125% due 08/15/2015	125,000	124,688
NMHG Holding Company
10.00% due 05/15/2009	600,000	639,000

		1,208,647

International Oil - 0.05%
Vintage Petroleum, Inc.
7.875% due 05/15/2011	350,000	365,750
Leisure Time - 0.97%
AMF Bowling Worldwide, Inc.
10.00% due 03/01/2010	400,000	398,000

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
Boyd Gaming Corp.
6.75% due 04/15/2014	$575,000	$570,687
Choctaw Resort Development Enterprise
7.25% due 11/15/2019	425,000	431,906
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014	575,000	425,500
Equinox Holdings, Inc.
9.00% due 12/15/2009	350,000	374,063
Herbst Gaming, Inc.
8.125% due 06/01/2012	375,000	390,000
Isle Capri Casinos, Inc.
7.00% due 03/01/2014	500,000	487,500
Las Vegas Sands Corp.
6.375% due 02/15/2015	350,000	336,875
Loews Cineplex Entertainment Corp.
9.00% due 08/01/2014	50,000	50,500
MGM Mirage, Inc.
6.75% due 09/01/2012	725,000	734,969
8.375% due 02/01/2011	50,000	53,500
Mohegan Tribal Gaming Authority
6.875% due 02/15/2015	250,000	251,875
7.125% due 08/15/2014	225,000	230,344
Penn National Gaming, Inc.
6.75% due 03/01/2015	500,000	490,625
6.875% due 12/01/2011	100,000	101,000
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012	600,000	620,250
Station Casinos, Inc.
6.50% due 02/01/2014	625,000	631,250
6.875% due 03/01/2016	250,000	255,625

		6,834,469
Manufacturing - 0.52%
Blount, Inc.
8.875% due 08/01/2012	225,000	237,375
KI Holdings, Inc.
zero coupon, Step up to 9.875% on
11/15/2009 due 11/15/2014	675,000	442,125
Park-Ohio Industries, Inc.
8.375% due 11/15/2014	250,000	218,750
Trinity Industries, Inc.
6.50% due 03/15/2014	375,000	369,375
Tyco International Group SA
6.125% due 11/01/2008	2,350,000	2,398,821

		3,666,446
Medical-Hospitals - 0.50%
Community Health Systems, Inc.
6.50% due 12/15/2012	425,000	413,844
Genesis Healthcare Corp.
8.00% due 10/15/2013	250,000	263,125
HCA, Inc.
6.375% due 01/15/2015	875,000	884,480
7.05% due 12/01/2027	75,000	71,808
IASIS Healthcare LLC
8.75% due 06/15/2014	575,000	603,750

The accompanying notes are an integral part of the financial statements. 107

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Medical-Hospitals (continued)
Tenet Healthcare Corp.
6.875% due 11/15/2031	$200,000	$161,000
7.375% due 02/01/2013	225,000	207,562
9.875% due 07/01/2014	300,000	303,750
Triad Hospitals, Inc.
7.00% due 11/15/2013	575,000	576,438

		3,485,757
Metal & Metal Products - 0.13%
Mueller Group, Inc.
10.00% due 05/01/2012	300,000	318,750
Mueller Holdings, Inc.
zero coupon, Step up to 14.75% on
04/15/2009 due 04/15/2014	75,000	56,438
Novelis, Inc.
7.25% due 02/15/2015	600,000	559,500

		934,688
Office Furnishings & Supplies - 0.12%
IKON Office Solutions, Inc.
7.75% due 09/15/2015	225,000	219,375
Interace, Inc.
7.30% due 04/01/2008	225,000	227,250
Interface, Inc.
9.50% due 02/01/2014	150,000	149,250
Tempur-Pedic/Tempur Products
10.25% due 08/15/2010	248,000	268,150

		864,025
Paper - 0.60%
Abitibi-Consolidated, Inc.
8.375% due 04/01/2015	550,000	526,625
8.55% due 08/01/2010	75,000	75,937
8.85% due 08/01/2030	275,000	235,125
Appleton Papers, Inc.
8.125% due 06/15/2011	25,000	24,313
Appleton Papers, Inc., Series B
9.75% due 06/15/2014	350,000	327,250
Boise Cascade LLC
7.125% due 10/15/2014	500,000	466,250
Bowater Canada Finance Corp.
7.95% due 11/15/2011	275,000	266,750
Bowater, Inc.
6.50% due 06/15/2013	25,000	22,375
Buckeye Technologies, Inc.
8.00% due 10/15/2010	300,000	285,000
8.50% due 10/01/2013	150,000	150,000
9.25% due 09/15/2008	150,000	150,000
Jefferson Smurfit Corp.
8.25% due 10/01/2012	768,000	737,280
Newark Group, Inc.
9.75% due 03/15/2014	350,000	308,000
Norske Skog Canada, Ltd.
8.625% due 06/15/2011	425,000	405,875
Smurfit Capital Funding PLC
7.50% due 11/20/2025	300,000	264,000

		4,244,780

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Petroleum Services - 0.31%
Gaz Capital for Gazprom, Series REGS
8.625% due 04/28/2034	$1,350,000	$1,707,750
Hanover Compressor Company
zero coupon due 03/31/2007	350,000	314,125
Hanover Equipment Trust
8.75% due 09/01/2011	175,000	185,062

		2,206,937

Pharmaceuticals - 0.50%
Omnicare, Inc.
6.875% due 12/15/2015	275,000	279,125
Wyeth
5.50% due 03/15/2013	3,225,000	3,269,402

		3,548,527

Plastics - 0.07%
Berry Plastics Corp.
10.75% due 07/15/2012	450,000	483,750
Pollution Control - 0.00%
Safety-Kleen Services, Inc.
9.25% due 06/01/2008 ^	825,000	3,218
Publishing - 0.31%
Cadmus Communications Corp.
8.375% due 06/15/2014	400,000	410,999
CBD Media Holdings, LLC
9.25% due 07/15/2012	400,000	400,000
Dex Media East LLC
12.125% due 11/15/2012	200,000	234,000
Dex Media West LLC
8.50% due 08/15/2010	225,000	235,688
9.875% due 08/15/2013	145,000	160,950
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	150,000	119,250
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	300,000	238,500
Houghton Mifflin Company
zero coupon, Step up to 11.5% on
10/15/2008 due 10/15/2013	225,000	176,625
Mail-Well I Corp.
9.625% due 03/15/2012	175,000	189,000

		2,165,012

Real Estate - 0.81%
Boston Properties, Ltd., REIT
6.25% due 01/15/2013	1,425,000	1,494,898
Felcor Lodging LP, REIT
9.00% due 06/01/2011	475,000	520,125
Host Marriott LP, REIT
6.375% due 03/15/2015	150,000	149,812
7.125% due 11/01/2013	775,000	806,000
iStar Financial, Inc., REIT
5.15% due 03/01/2012	2,350,000	2,275,865
Meristar Hospitality Corp., REIT
9.125% due 01/15/2011	225,000	245,250

The accompanying notes are an integral part of the financial statements. 108

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Real Estate (continued)
Meristar Hospitality Operating Partnership LP, REIT
10.50% due 06/15/2009	$200,000	$210,750

		5,702,700
Retail - 0.07%
Carrols Corp.
9.00% due 01/15/2013	275,000	267,437
Leslie's Poolmart
7.75% due 02/01/2013	225,000	225,563

		493,000
Retail Grocery - 0.23%
Safeway, Inc.
7.25% due 02/01/2031	1,495,000	1,613,222
Retail Trade - 0.43%
Finlay Fine Jewelry Corp.
8.375% due 06/01/2012	175,000	157,500
FTD, Inc.
7.75% due 02/15/2014	358,000	354,420
Home Interiors & Gifts, Inc.
10.125% due 06/01/2008 (a)	450,000	315,000
Limited Brands, Inc.
6.95% due 03/01/2033	1,675,000	1,695,316
Neiman Marcus Group, Inc.
10.375% due 10/15/2015	225,000	228,656
PETCO Animal Supplies, Inc.
10.75% due 11/01/2011	275,000	297,688

		3,048,580
Sanitary Services - 0.16%
Allied Waste North America, Inc.
7.25% due 03/15/2015	350,000	353,500
8.50% due 12/01/2008	200,000	210,000
Allied Waste North America, Inc., Series B
7.375% due 04/15/2014	375,000	364,688
9.25% due 09/01/2012	208,000	225,159

		1,153,347
Semiconductors - 0.13%
Amkor Technology, Inc.
7.75% due 05/15/2013	218,000	189,660
9.25% due 02/15/2008	500,000	485,000
10.50% due 05/01/2009	275,000	253,000

		927,660
Telecommunications Equipment &
Services - 0.41%
Insight Midwest LP
10.50% due 11/01/2010	360,000	378,450
Insight Midwest LP/ Insight Capital, Inc.
9.75% due 10/01/2009	50,000	51,500
Intelsat, Ltd.
8.695% due 01/15/2012 (b)	175,000	177,844
Lucent Technologies, Inc.
6.45% due 03/15/2029	1,150,000	986,125
Panamsat Corp.
9.00% due 08/15/2014	120,000	125,700

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services (continued)
United States West Communications, Inc.
6.875% due 09/15/2033	$1,050,000	$987,000
Zeus Special Subsidiary, Ltd.
zero coupon, Step up to 9.25% on
02/01/2010 due 02/01/2015	275,000	180,812

		2,887,431

Telephone - 1.45%
MCI, Inc.
8.735% due 05/01/2014 (b)	1,025,000	1,133,906
Qwest Communications International, Inc.
7.50% due 02/15/2014	190,000	195,225
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	555,000	570,262
Qwest Corp.
7.50% due 06/15/2023	115,000	114,281
8.875% due 03/15/2012	175,000	197,313
Sprint Capital Corp.
8.375% due 03/15/2012	1,500,000	1,738,445
Telecom Italia Capital SA
5.25% due 10/01/2015	2,500,000	2,428,203
Verizon Florida, Inc., Series F
6.125% due 01/15/2013	3,820,000	3,858,723

		10,236,358

Transportation - 0.20%
Horizon Lines LLC
9.00% due 11/01/2012	115,000	121,038
Union Pacific Corp.
3.625% due 06/01/2010	1,375,000	1,296,994

		1,418,032

TOTAL CORPORATE BONDS (Cost $203,522,109)		$200,088,113

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.55%
Commercial Mortgage Asset Trust,
Series 1999-C1, Class C
7.35% due 01/17/2032	800,000	905,515
Commercial Mortgage Pass-Through Certificates,
Series 2001-J2A, Class A1
5.447% due 07/16/2034	931,572	942,335
Commercial Mortgage Pass-Through Certificates,
Series 2003-FL9, Class E
5.3694% due 11/15/2015 (b)	460,144	457,641
Federal Home Loan Mortgage Corp., Series 1106,
Class K
7.595% IO due 07/15/2006	1,240	18
First Boston Mortgage Securities Corp. STRIP,
Series D, IO
10.965% due 05/25/2017	54,898	13,294
First Union National Bank Commercial Mortgage,
Series 2000-C1, IO
0.5259% due 05/17/2032 (b)	37,114,903	1,004,240
Green Tree Financial Corp.,
Series 1997-6, Class A8
7.07% due 01/15/2029	2,099,269	2,168,627

The accompanying notes are an integral part of the financial statements. 109

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Merit Securities Corp., Series 11PA, Class B2
5.88% due 09/28/2032 (b)	$2,483,678	$2,422,349
Structured Asset Mortgage Investments Inc.,
Series 2005-AR3, Class 2A1
5.5589% due 08/25/2035 (b)	2,922,699	2,992,946

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $10,954,986)		$10,906,965

ASSET BACKED SECURITIES - 2.04%
Ameriquest Mortgage Securities, Inc.,
Series 2004-R11, Class M5
5.5788% due 11/25/2034 (b)	845,000	859,401
Amortizing Residential Corp. Trust,
Series 2002-BC6, Class M2
5.5788% due 08/25/2032 (b)***	1,436,946	1,443,902
Asset Backed Securities Corp.,
Series 2003-HE2, Class M2
6.2694% due 04/15/2033 (b)	1,210,000	1,219,837
Bear Stearns Asset Backed Securities NIM,
Series 2003-HE1N, Class N1
6.50% due 08/25/2005	2,274	2,273
Bear Stearns Asset Backed Securities NIM,
Series 2004-FR1N, Class A1
5.00% due 05/25/2034	115,266	114,714
Bear Stearns Asset Backed Securities NIM,
Series 2004-HE6N, Class A1
5.25% due 08/25/2034	168,316	167,596
Countrywide Asset-Backed Certificates,
Series 2004-5, Class M4
5.6288% due 06/25/2034 (b)	1,150,000	1,166,284
Countrywide Asset-Backed Certificates,
Series 2004-5N, Class N1
5.50% due 10/25/2035	158,300	157,765
First Consumers Master Trust,
Series 2001-A, Class A
4.6794% due 09/15/2008 (b)	338,824	336,689
Merrill Lynch Mortgage Investors, Inc.
5.00% due 09/25/2035	737,356	730,763
Metris Master Trust, Series 2001-2, Class B
5.45% due 11/20/2009 (b)	1,405,000	1,407,134
Mid State Trust, Series 6, Class A1
7.34% due 07/01/2035	2,075,529	2,169,689
Novastar Home Equity Loan, Series 2005-2, Class
M11
7.3788% due 10/25/2035 (b)	1,080,000	954,982
Novastar Home Equity Loan,
Series 2003-4, Class M2
6.0038% due 02/25/2034 (b)	400,000	406,777
Novastar Home Equity Loan,
Series 2004-1, Class M4
5.3538% due 06/25/2034 (b)	855,000	858,319
Option One Mortgage Loan Trust, Series 2004-2,
Class M7
7.8788% due 05/25/2034 (b)	860,000	831,640
Residential Asset Securities Corp.,
Series 2002-KS2, Class MII2
5.4788% due 04/25/2032 (b)	263,593	264,381

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Sail Net Interest Margin Notes, Series 2004-11,
Class B
7.50% due 01/27/2035	$246,631	$242,161
Sail Net Interest Margin Notes, Series 2004-11A,
Class A2
4.75% due 01/27/2035	231,658	230,330
Sail Net Interest Margin Notes, Series 2004-2A,
Class A
5.50% due 03/27/2034	155,805	155,531
Sail Net Interest Margin Notes, Series 2004-4A,
Class A
5.00% due 04/27/2034	104,172	104,046
Sail Net Interest Margin Notes, Series 2004-BN2A,
Class A
5.00% due 12/27/2034	546,714	545,464
Varick Structured Asset Fund, Ltd.,
Series 1A, Class B1
5.63% due 11/01/2035 ^ (b)***	2,000,000	600

TOTAL ASSET BACKED SECURITIES
(Cost $15,441,554)		$14,370,278

SHORT TERM INVESTMENTS - 22.09%
Beethoven Funding Corp.
4.33% due 01/11/2006 ***	$19,000,000	$18,977,147
Belmont Funding LLC
4.33% due 01/12/2006 ***	19,000,000	18,974,862
Berkeley Square Finance LLC
4.33% due 01/11/2006 ***	19,000,000	18,977,147
DaimlerChrysler North America Holding Corp.
4.45% due 01/11/2006 ***	9,600,000	9,588,133
Ebury Finance LLC
4.33% due 01/12/2006 ***	18,169,000	18,144,961
Fours Winds Funding Corp.
4.38% due 01/12/2006 ***	9,600,000	9,587,152
Hannover Funding Company LLC
4.33% due 01/11/2006 ***	11,076,000	11,062,678
Mica Funding LLC
4.33% due 01/12/2006 ***	19,000,000	18,974,862
Polonius, Inc.
4.32% due 01/11/2006 ***	11,735,000	11,720,918
State Street Navigator Securities Lending
Prime Portfolio (c)	460,669	460,669
Tasman Funding, Inc
4.32% due 01/12/2006 ***	19,000,000	18,974,920

TOTAL SHORT TERM INVESTMENTS
(Cost $155,443,450)		$155,443,450

REPURCHASE AGREEMENTS - 21.49%
Goldman Sachs & Company
Repurchase Agreement dated
12/30/2005 at 4.26% to be
repurchased at $75,035,500 on
1/03/2006, collateralized by
$77,575,000 Federal Home Loan
Mortgage Corporation, 4.11% due
02/16/2010 (valued at
$78,038,511, including interest) ***	$75,000,000	$75,000,000

The accompanying notes are an integral part of the financial statements. 110

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS (continued)
Greenwich Capital Tri-Party
Repurchase Agreement dated
12/30/2005 at 4.25% to be
repurchased at $76,294,011 on
1/03/2006, collateralized by
$25,835,000 Federal Home Loan
Bank, 3.625% due 11/14/2008
(valued at $25,613,852, including
interest) and $50,000,000 Federal
National Mortgage Association,
5.50% due 03/15/2011 (valued at
$52,667,700, including interest) ***	$76,258,000	$76,258,000

TOTAL REPURCHASE AGREEMENTS
(Cost $151,258,000)		$151,258,000

Total Investments (Strategic Bond Trust)
(Cost $971,381,865) - 138.16%		$972,298,026
Liabilities in Excess of Other Assets - (38.16)%		(268,553,016)

TOTAL NET ASSETS - 100.00%		$703,745,010

Strategic Income Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 0.36%
Mining - 0.36%
Newmont Mining Corp.	1,500	$80,100
Pan American Silver Corp. * (a)	2,100	39,543

		119,643

TOTAL COMMON STOCKS (Cost $81,760)		$119,643

PREFERRED STOCKS - 0.13%
Cellular Communications - 0.13%
Rural Cellular Corp, Series B *	37	42,550

TOTAL PREFERRED STOCKS (Cost $36,539)		$42,550

U.S. TREASURY OBLIGATIONS - 4.11%
U.S. Treasury Bonds - 1.42%
8.125% due 08/15/2019	$350,000	474,824
U.S. Treasury Notes - 2.69%
6.125% due 08/15/2007	875,000	898,174

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,398,664)		$1,372,998

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.33%
Federal Home Loan Bank - 4.95%
3.20% due 11/29/2006	375,000	369,899
4.00% due 03/10/2008	700,000	689,552
4.625% due 10/24/2007	600,000	597,188

		1,656,639
Federal Home Loan Mortgage Corp. - 6.53%
3.35% due 11/09/2007	500,000	487,758
3.80% due 06/28/2007	250,000	246,505

Strategic Income Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.
(continued)
4.50% due 08/22/2007		$600,000	$596,413
4.625% due 08/22/2008		300,000	297,545
5.02% due 03/22/2012		250,000	247,406
5.10% due 11/14/2008		310,000	309,464

			2,185,091
Tennesse Valley Authority - 0.85%
4.875% due 12/15/2016		275,000	283,283

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $4,175,236)			$4,125,013

FOREIGN GOVERNMENT OBLIGATIONS - 43.65%
Australia - 2.25%
Commonwealth of Australia
7.50% due 09/15/2009	AUD	955,000	754,033
Brazil - 2.05%
Federative Rebublic of Brazil
4.75% due 04/10/2007	JPY	30,000,000	264,994
4.75% due 04/10/2007		48,000,000	420,020

			685,014
Canada - 17.04%
Government of Canada
5.50% due 06/01/2009	CAD	1,570,000	1,415,000
5.50% due 06/01/2010		425,000	387,725
5.75% due 06/01/2029		1,235,000	1,322,958
5.90% due 03/08/2006		600,000	516,799
6.00% due 06/01/2008		425,000	382,156
6.00% due 06/01/2011		475,000	448,128
7.00% due 12/01/2006		600,000	528,934
Province of Ontario
5.00% due 03/08/2014		250,000	225,895
6.25% due 06/16/2015		700,000	472,407

			5,700,002
Colombia - 2.44%
Republic of Columbia
9.75% due 04/09/2011		$414,896	466,758
11.50% due 05/31/2011	EUR	70,000	107,472
11.75% due 02/25/2020 (a)		$175,000	241,937

			816,167
Germany - 0.98%
Federal Republic of Germany
5.00% due 07/04/2012	EUR	250,000	327,345
Ireland - 2.79%
Republic of Ireland
4.60% due 04/18/2016		475,000	623,820
5.00% due 04/18/2013		235,000	310,435

			934,255
Italy - 1.14%
Republic of Italy
4.75% due 02/01/2013		175,000	226,391

The accompanying notes are an integral part of the financial statements. 111

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Income Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Italy (continued)
Republic of Italy (continued)
6.75% due 02/01/2007	EUR	125,000	$154,170

			380,561

Mexico - 2.48%
Mexico Cetes, Series BI
zero coupon due 02/02/2006	MXN	3,300,000	307,589
6.375% due 01/16/2013 (a)		$200,000	212,500
8.375% due 01/14/2011		270,000	307,800

			827,889

New Zealand - 0.51%
Government of New Zealand, Series 206
6.50% due 02/15/2006	NZD	250,000	171,000
Norway - 4.31%
Kingdom of Norway
5.00% due 05/15/2015	NOK	3,000,000	491,478
6.00% due 05/16/2011		2,750,000	456,433
6.75% due 01/15/2007		3,200,000	493,077

			1,440,988

Panama - 0.64%
Republic of Panama
7.25% due 03/15/2015		$200,000	212,800
Peru - 0.16%
Republic of Peru
9.125% due 01/15/2008 (b)		50,000	53,750
Philippines - 0.62%
Republic of Philippines
9.125% due 02/22/2010	EUR	155,000	208,679
Spain - 3.25%
Kingdom of Spain
4.20% due 07/30/2013		500,000	630,296
5.00% due 07/30/2012		350,000	458,237

			1,088,533

United Kingdom - 0.83%
United Kingdom Gilt
4.50% due 03/07/2007	GBP	160,000	275,987
Venezuela - 2.16%
Republic of Venezuela
8.50% due 10/08/2014 (a)		$350,000	385,000
11.00% due 03/05/2008	EUR	250,000	336,017

			721,017

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $14,090,791)			$14,598,020

CORPORATE BONDS - 20.54%
Banking - 0.33%
Landwirtschaftliche Rentenbank, Series EMTN
0.65% due 09/30/2008	JPY	13,000,000	111,068
Broadcasting - 0.87%
Allbritton Communications Company
7.75% due 12/15/2012		$100,000	100,500

Strategic Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Broadcasting (continued)
CCO Holdings LLC/ CCO Holdings Capital Corp.
8.75% due 11/15/2013 (a)		$200,000	$190,500

			291,000

Building Materials & Construction - 0.91%
Votorantim Overseas IV
7.75% due 06/24/2020		300,000	305,250
Cable and Television - 2.53%
Cablevision Systems Corp., Series B
8.00% due 04/15/2012 (a)		100,000	93,500
Rogers Cable, Inc.
7.25% due 12/15/2011	CAD	250,000	221,407
Shaw Communications, Inc.
6.10% due 11/16/2012		500,000	428,205
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012		$100,000	103,000

			846,112

Cellular Communications - 1.26%
America Movil SA de CV
9.00% due 01/15/2016	MXN	3,300,000	316,191
Nextel Communications, Inc.
7.375% due 08/01/2015		$100,000	105,478

			421,669

Containers & Glass - 2.43%
BWAY Corp.
10.00% due 10/15/2010		400,000	418,000
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013		100,000	103,250
Stone Container Corp.
8.375% due 07/01/2012 (a)		300,000	290,250

			811,500

Diversified Financial Services - 4.06%
General Electric Capital Corp.
6.625% due 02/04/2010	NZD	500,000	339,972
General Electric Capital Corp., Series EMTN
0.55% due 10/14/2008	JPY	110,000,000	933,479
Toyota Motor Credit Corp.
0.75% due 06/09/2008		10,000,000	85,560

			1,359,011

Healthcare Products - 0.13%
Pfizer Inc, Series INTL
0.80% due 03/18/2008		5,000,000	42,733
Hotels & Restaurants - 0.42%
CCM Merger, Inc.
8.00% due 08/01/2013		$145,000	139,200
Industrial Machinery - 0.31%
Manitowoc, Inc.
7.125% due 11/01/2013		100,000	102,750
International Oil - 1.64%
Ocean Rig Norway AS
8.375% due 07/01/2013		300,000	319,500

The accompanying notes are an integral part of the financial statements. 112

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Strategic Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
International Oil (continued)
Pemex Project Funding Master Trust
9.125% due 10/13/2010	$200,000	$230,200

		549,700
Leisure Time - 3.00%
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	200,000	201,250
7.125% due 08/15/2014	300,000	307,125
Penn National Gaming, Inc.
6.75% due 03/01/2015	100,000	98,125
Seneca Gaming Corp.
7.25% due 05/01/2012	300,000	301,875
Waterford Gaming, LLC
8.625% due 09/15/2012	88,000	93,720

		1,002,095
Metal & Metal Products - 1.25%
Novelis, Inc.
7.25% due 02/15/2015	450,000	419,625
Sanitary Services - 0.30%
Waste Services, Inc.
9.50% due 04/15/2014	100,000	100,000
Telecommunications Equipment &
Services - 1.10%
L-3 Communications Corp.
6.375% due 10/15/2015	370,000	369,075

TOTAL CORPORATE BONDS (Cost $6,947,968)		$6,870,788

SHORT TERM INVESTMENTS - 20.80%
Federal Home Loan Bank Discount Notes
zero coupon due 01/03/2006	$5,800,000	$5,798,953
State Street Navigator Securities Lending
Prime Portfolio (c)	1,156,602	1,156,602

TOTAL SHORT TERM INVESTMENTS
(Cost $6,955,555)		$6,955,555

Total Investments (Strategic Income Trust)
(Cost $33,686,513) - 101.92%		$34,084,567
Liabilities in Excess of Other Assets - (1.92)%		(642,880)

TOTAL NET ASSETS - 100.00%		$33,441,687

Total Return Trust
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS - 0.74%
Banking - 0.67%
DG Funding Trust *	981	$10,429,256
Financial Services - 0.07%
Federal National Mortgage Association * ***	21,100	1,149,950

TOTAL PREFERRED STOCKS (Cost $11,410,371)		$11,579,206

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 0.61%
Treasury Inflation Protected
Securities (d) - 0.61%
2.375% due 01/15/2025 ***	$8,030,996	$8,440,705
3.625% due 04/15/2028 ***	862,071	1,112,072

		9,552,777

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $9,632,045)		$9,552,777

U.S. GOVERNMENT AGENCY OBLIGATIONS - 55.19%
Federal Home Loan Bank - 0.07%
zero coupon due 02/05/2007 ***	1,200,000	1,132,500
Federal Home Loan Mortgage Corp. - 1.06%
3.952% due 06/01/2034 ***	1,196,074	1,163,684
5.00% due 05/01/2018 to 03/15/2035 ***	5,681,512	5,516,179
5.714% due 01/01/2029 (b)***	826,196	849,507
6.00% due 03/01/2016 to 08/15/2032 ***	1,805,210	1,840,638
6.50% due 09/15/2031 ***	1,317,195	1,364,603
7.50% due 08/15/2030 ***	1,191,649	1,205,740
7.50% due 12/20/2029 ***	1,930,646	1,968,676
6.00% due 09/15/2032 ***	1,700,609	1,726,986
4.526% due 02/25/2045 (b)***	971,300	977,276

		16,613,289
Federal National Mortgage
Association - 52.75%
4.3763% due 09/22/2006 (b)***	6,400,000	6,398,502
4.50% due 07/01/2018 to 06/01/2020 ***	2,735,322	2,664,784
4.527% due 05/01/2036 (b)***	6,769,330	6,812,522
4.673% due 09/01/2035 ***	13,589,875	13,510,358
4.726% due 10/01/2040 (b)***	1,025,799	1,041,107
5.00% due 11/01/2017 to 11/01/2035 ***	240,136,540	234,555,095
5.50% due 11/01/2016 to 11/01/2035 ***	376,346,251	373,101,251
5.50% TBA **	139,000,000	137,610,000
5.621% due 07/01/2009 (b)***	752,514	757,204
6.00% due 03/01/2016 to 04/01/2028 ***	1,361,748	1,391,908
6.50% due 03/01/2033 to 10/01/2033 ***	597,847	613,416
6.00% due 09/25/2032 ***	12,207,942	12,271,243
4.7788% due 11/25/2033 (b)***	704,867	709,655
6.50% due 12/25/2042 ***	997,830	1,020,790
4.4988% due 03/25/2034 (b)***	191,431	191,572
6.00% due 01/25/2044 ***	520,969	527,242
4.7288% due 02/25/2044 (b)***	523,923	522,316
5.00% due 03/25/2035 ***	104,246	88,865
5.00% due 02/25/2035 ***	523,400	447,834
5.00% TBA **	26,000,000	25,125,000
5.50% due 02/01/2035 to 07/01/2035 ***	4,451,201	4,408,544

		823,769,208
Federal National Mortgage
Association Grantor Trust - 0.05%
4.2038% due 11/28/2035 (b)***	794,446	794,155
Government National Mortgage
Association - 0.51%
3.75% due 01/20/2032 to
02/20/2032 (b)***	3,180,932	3,160,117

The accompanying notes are an integral part of the financial statements. 113

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Return Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
4.125% due 10/20/2029 to
11/20/2029 (b)***		$1,603,660	$1,614,872
4.375% due 05/20/2023 to
05/20/2030 (b)***		1,969,733	1,977,754
4.75% due 09/20/2021 (b)***		154,870	155,538
5.00% due 12/20/2034 to 03/20/2035 ***		1,144,978	1,009,137

			7,917,418
Small Business Administration - 0.75%
7.449% due 08/01/2010 ***		223,388	237,710
6.344% due 08/01/2011 ***		3,024,001	3,143,751
5.13% due 09/01/2023 ***		354,764	356,802
5.52% due 06/01/2024 ***		6,435,470	6,586,845
4.88% due 11/01/2024 ***		193,167	191,338
4.504% due 02/01/2014 ***		1,165,223	1,137,029

			11,653,474

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $869,142,562)			$861,880,044

FOREIGN GOVERNMENT OBLIGATIONS - 2.44%
Brazil - 0.53%
Federative Republic of Brazil
5.25% due 04/15/2012 (b)***		76,472	75,516
5.25% due 04/15/2012 (b)***		305,888	302,064
7.875% due 03/07/2015 ***		1,000,000	1,065,000
10.2706% due 06/29/2009 (b)***		4,100,000	4,735,500
10.50% due 07/14/2014 ***		500,000	612,750
11.00% due 01/11/2012 ***		400,000	488,000
Federative Republic of Brazil, Series 15YR
5.25% due 04/15/2009 (b)***		432,390	429,627
Federative Republic of Brazil, Series L
5.1875% due 04/15/2006 (b)***		438,000	437,742
Federative Republic of Brazil, Series RG
5.25% due 04/15/2009 (b)***		82,360	81,834

			8,228,033
Canada - 0.05%
Government of Canada
3.00% due 12/01/2036 ***	CAD	734,034	871,618
Mexico - 0.37%
Government of Mexico
4.83% due 01/13/2009 (b)***		$500,000	507,000
6.375% due 01/16/2013 ***		2,650,000	2,815,625
8.00% due 09/24/2022 ***		1,800,000	2,220,750
8.125% due 12/30/2019 ***		100,000	122,750
9.875% due 02/01/2010 ***		100,000	117,300

			5,783,425
Panama - 0.29%
Republic of Panama
8.875% due 09/30/2027 ***		2,200,000	2,618,000
9.375% due 07/23/2012 ***		1,400,000	1,638,000
9.625% due 02/08/2011 ***		210,000	245,175

			4,501,175

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Peru - 0.79%
Republic of Peru
9.125% due 02/21/2012 ***	$10,825,000	$12,367,562
Poland - 0.03%
Republic of Poland, Series RSTA
zero coupon, Step up to 4.75% on
04/27/2006 due 10/27/2024 (b)***	500,000	491,700
Russia - 0.34%
Russian Federation, Series REGS
5.00% due 03/31/2030 ***	4,700,000	5,305,830
South Africa - 0.04%
Republic of South Africa
9.125% due 05/19/2009	500,000	560,625

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $33,994,717)		$38,109,968

CORPORATE BONDS - 5.00%
Air Travel - 0.02%
American Airlines, Series 2001-2, Class A-1
6.978% due 04/01/2011 ***	250,340	258,089
Automobiles - 0.35%
DaimlerChrysler NA Holding Corp.
4.75% due 01/15/2008 ***	2,600,000	2,576,280
DaimlerChrysler North America Holding
4.99% due 05/24/2006 (b)***	2,900,000	2,903,724

		5,480,004

Banking - 0.90%
China Development Bank
5.00% due 10/15/2015 ***	500,000	492,898
Export-Import Bank of China.
4.875% due 07/21/2015 ***	500,000	485,832
HSBC Bank USA
4.57% due 09/21/2007 (b)***	7,900,000	7,913,390
Resona Bank, Ltd.
5.85% due 09/29/2049 (b)***	1,000,000	995,774
Royal Bank of Scotland Group PLC, Series 144A
4.50% due 12/21/2007 (b)***	4,100,000	4,099,123

		13,987,017

Cellular Communications - 0.01%
AT&T Broadband Corp.
8.375% due 03/15/2013 ***	200,000	231,495
Domestic Oil - 0.02%
Pemex Project Funding Master Trust
8.625% due 02/01/2022 ***	300,000	369,750
Electrical Utilities - 0.02%
Dominion Resources, Inc.
5.70% due 09/17/2012 ***	150,000	152,522
PSEG Power LLC
6.95% due 06/01/2012 ***	100,000	108,372

		260,894

Financial Services - 1.87%
American General Finance Corp., Series MTN
4.5438% due 03/23/2007 (b)***	1,000,000	1,000,238

The accompanying notes are an integral part of the financial statements. 114

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Return Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Atlantic & Western Re Ltd, Series A
10.519% due 01/09/2007 (b)***		$300,000	$300,000
CIT Group, Inc.
7.75% due 04/02/2012 ***		200,000	226,826
Citigroup, Inc.
4.559% due 12/26/2008 (b)***		4,500,000	4,498,466
Deutsche Telekom International Finance BV
5.875 due 07/11/2006 ***	EUR	400,000	480,981
Ford Motor Credit Company
5.29% due 11/16/2006 (b)***		$6,300,000	6,117,048
General Motors Acceptance Corp.
6.125% due 02/01/2007 ***		100,000	95,465
Goldman Sachs Group, Inc., Series B MTN
4.5238% due 07/23/2009 (b)***		7,700,000	7,741,580
HBOS PLC Treasury
5.92% due 09/29/2049 (b)***		700,000	706,490
JSG Packaging, Ltd., Term C
5.595% due 11/29/2014 *	EUR	1,000,000	1,184,200
Morgan Stanley Warehouse Facility
3.33% due 09/29/2006		$3,900,000	3,900,000
Phoenix Quake Wind, Ltd.
6.5044% due 07/03/2008 (b)		800,000	812,736
Phoenix Quake, Ltd.
6.5044% due 07/03/2008 (b)		800,000	814,768
UFJ Finance Aruba AEC
6.75% due 07/15/2013 ***		900,000	982,678
Vita Capital, Ltd., 2003-1
5.4044% due 01/01/2007 (b)		400,000	400,224

			29,261,700

Food & Beverages - 0.01%
Kraft Foods, Inc.
6.25% due 06/01/2012 ***		100,000	105,494
Forest Products - 0.00%
Weyerhaeuser Company
6.125% due 03/15/2007 ***		13,000	13,190
Gas & Pipeline Utilities - 0.71%
El Paso Corp.
7.75% due 01/15/2032 ***		7,900,000	7,919,750
Williams Companies, Inc.
6.375% due 10/01/2010 ***		3,200,000	3,196,000

			11,115,750

Insurance - 0.49%
American International Group, Inc.
5.05% due 10/01/2015 ***		700,000	687,001
Residential Reinsurance, Ltd., Series 2003
9.36% due 06/08/2006 (b)		7,300,000	7,003,620

			7,690,621

International Oil - 0.14%
Pemex Project Funding Master Trust
7.375% due 12/15/2014 ***		600,000	666,600
Ras Laffan LNG III
5.838% due 09/30/2027 ***		1,500,000	1,499,565

			2,166,165

Total Return Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Leisure Time - 0.01%
MGM Mirage, Inc.
6.00% due 10/01/2009 ***		$200,000	$198,750
Petroleum Services - 0.04%
Petroleum Export, Ltd.
5.265% due 06/15/2011 ***		600,000	594,306
Telecommunications Equipment &
Services - 0.24%
France Telecom SA
8.00% due 03/01/2011 ***		200,000	223,388
Qwest Corp.
7.625% due 06/15/2015 ***		3,100,000	3,317,000
Verizon Global Funding Corp.
7.25% due 12/01/2010 ***		200,000	217,026

			3,757,414

Telephone - 0.17%
AT&T Corp.
9.05 due 11/15/2011 (b)***		1,538,000	1,702,297
France Telecom SA, Series REGS
zero coupon, Step up to 6.75% on
03/14/2006 due 03/14/2008 ***	EUR	200,000	254,358
Qwest Capital Funding, Inc.
7.25% due 02/15/2011 ***		$113,000	114,412
Sprint Capital Corp.
6.125% due 11/15/2008 ***		500,000	514,156

			2,585,223

TOTAL CORPORATE BONDS (Cost $77,955,473)			$78,075,862

MUNICIPAL BONDS - 1.36%
California - 0.48%
Golden State Tobacco Securitization Corp.,
California, Series 2003-A-1
6.25% due 06/01/2033 ***		3,100,000	3,375,652
6.75% due 06/01/2039 ***		3,635,000	4,065,239

			7,440,891

Georgia - 0.01%
De Kalb County Georgia Water & Sewage
Revenue, Series A
5.00% due 10/01/2035 ***		200,000	208,052
Illinois - 0.32%
Chicago Illinois Residuals, Series 1026
6.80% due 01/01/2035 (b)***		4,700,000	5,031,538
Iowa - 0.03%
Tobacco Settlement Authority of Iowa, Series A
6.50% due 06/01/2023 ***		500,000	502,175
New York - 0.14%
Liberty New York Development
Corp., Revenue Bond
5.25% due 10/01/2035 ***		600,000	676,554
New York New York Residuals, Series 1027
6.72% due 03/01/2030 (b)***		450,000	480,033

The accompanying notes are an integral part of the financial statements. 115

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS (continued)
New York (continued)
New York State Environmental Facilities Corp.,
Residuals, Series 658
7.00% due 06/15/2023 (b)***	$850,000	$949,526

		2,106,113

Rhode Island - 0.03%
Tobacco Settlement Financing Corp.
6.25% due 06/01/2042 ***	500,000	521,550
South Carolina - 0.02%
Tobacco Settlement Revenue Management
Authority
6.375% due 05/15/2028 ***	200,000	213,770
Texas - 0.11%
County of Harris, Texas
5.00% due 08/15/2033 ***	100,000	103,822
Texas State General Obligation
1.00% due 04/01/2035 ***	1,100,000	1,112,936
University of Texas Permanent University Fund
4.75% due 07/01/2030 ***	500,000	508,385

		1,725,143

Wisconsin - 0.22%
Badger Tobacco Asset Securitization Corp.
6.00% due 06/01/2017 ***	2,900,000	3,047,697
6.375% due 06/01/2032 ***	200,000	212,738
Wisconsin State Clean Water Revenue
5.10% due 06/01/2021 ***	110,000	116,646
5.10% due 06/01/2022 ***	25,000	26,540

		3,403,621

TOTAL MUNICIPAL BONDS (Cost $19,539,114)		$21,152,853

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.58%
American Home Mortgage Investment Trust, Series
2004-4, Class 4A
4.39% due 02/25/2045 ***	2,744,515	2,689,512
Bank of America Funding Corp, Series 2005-D,
Class A1
4.116% due 05/25/2035 (b)***	3,454,190	3,416,056
Bank of America Funding Corp., Series 2004-A,
Class 1A3
5.01% due 09/20/2034 (b)***	1,239,359	1,219,689
Bank of America Mortgage Securities, Inc.,
Series 2004-1, Class 5A1
6.50% due 09/25/2033 ***	556,950	558,216
Bank of America Mortgage Securities, Inc.,
Series 2004-2, Class 5A1
6.50% due 10/25/2031 ***	113,791	116,194
Bank of America Mortgage Securities,Inc.,
Series 2002-K, Class 2A1
5.4752% due 10/20/2032 (b)***	410,299	410,855
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-3, Class 1A2
3.855% due 07/25/2034 (b)***	583,527	577,748

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-4, Class 2A1
5.4235% due 05/25/2035 (b)***	$6,449,210	$6,471,039
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11, Class 1A2
5.3478% due 02/25/2033 (b)***	1,339,526	1,337,031
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-8, Class 2A1
4.8193% due 01/25/2034 (b)***	3,341,082	3,310,247
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-6, Class 1A1
4.5829% due 09/25/2034 (b)***	889,027	882,902
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-7, Class 1A1
4.9322% due 10/25/2034 (b)***	872,777	871,681
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-9, Class 2A1
5.3879% due 09/25/2034 (b)***	358,279	358,142
Countrywide Alternative Loan Trust,
Series 2003-J3, Class 2A1
6.25% due 12/25/2033 ***	231,714	232,421
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2003-R4, Class 1A3
6.00% due 11/25/2026 ***	2,000,000	1,997,007
Countrywide Home Loans, Series 2005-HYB9,
Class 3A2A
5.25% due 02/20/2036 ***	1,291,796	1,284,821
Countrywide Home Loans, Series 2003-R4,
Class 2A
6.50% due 01/25/2034 ***	414,081	423,757
Countrywide Home Loans, Series 2004-12,
Class 11A2
4.2544% due 08/25/2034 (b)***	528,532	527,051
Countrywide Home Loans,
Series 2005-3, Class 1A2
4.6688% due 04/25/2035 (b)***	1,368,123	1,368,119
Credit Suisse First Boston Mortgage Securities
Corp., Series 2002-P3A, Class A1
3.40% due 08/25/2033 (b)***	1,969,366	1,974,567
Credit Suisse First Boston Mortgage Securities
Corp., Series 2004-AR8, Class 2A1
4.6348% due 09/25/2034 (b)***	699,699	682,543
First Nationwide Trust, Series 2001-3, Class 1A1
6.75% due 08/21/2031 ***	132,173	132,469
GS Mortgage Securities Corp., Series 2003-1,
Class A2
5.0788% due 01/25/2032 (b)***	106,457	107,729
Harborview Mortgage Loan Trust, Series 2005-2,
Class 2A1A
4.59% due 05/19/2035 (b)***	264,951	264,689
Household Mortgage Loan Trust, Series 2003-HC1,
Class A
4.72% due 02/21/2033 (b)***	56,618	56,625
Indymac Arm Trust, Series 2001-H2, Class A2
6.6508% due 01/25/2032 (b)***	40,346	40,331

The accompanying notes are an integral part of the financial statements. 116

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
LB-UBS Commercial Mortgage Trust, Series
2005-C7, Class A1
4.99% due 11/15/2030 ***	$3,513,739	$3,517,868
Mellon Residential Funding Corp.,
Series 2000-TBC2, Class A1
4.6094% due 06/15/2030 (b)***	5,288,214	5,278,651
Nomura Asset Acceptance Corp., Series 2004-R1,
Class A2
7.50% due 03/25/2034 ***	530,809	551,273
Prime Mortgage Trust, Series 2004-CL1, Class 1A2
4.7788% due 02/25/2034 (b)***	1,240,841	1,242,161
Prime Mortgage Trust, Series 2004-CL1, Class 2A2
4.7788% due 02/25/2019 (b)***	297,517	297,919
Residential Funding Mortgage Securities I, Series
2004-S9, Class 1A23
5.50% due 12/25/2034 ***	300,000	281,766
Residential Funding Mortgage Securities I,
Series 2004-S2, Class A1
5.25% due 03/25/2034 ***	302,637	300,180
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-8, Class 3A
4.9884% due 07/25/2034 (b)***	461,688	458,052
Structured Asset Mortgage Investments Inc,
Series 2005-AR2, Class 2A1
4.6088% due 05/25/2045 (b)***	174,084	173,844
Structured Asset Securities Corp.,
Series 2001-21A, Class 1A1
6.25% due 01/25/2032 (b)***	194,229	194,084
Structured Asset Securities Corp.,
Series 2002-1A, Class 4A
6.0681% due 02/25/2032 (b)***	75,128	75,035
Structured Asset Securities Corp.,
Series 2003-NP3, Class A1
5.3788% due 11/25/2033 (b)***	12,193	12,195
Washington Mutual Mortgage Securities Corp.,
Series 2002-AR2, Class A
4.324% due 02/27/2034 (b)***	210,349	209,398
Washington Mutual Mortgage Securities Corp.,
Series 2002-AR9, Class 1A
4.5627% due 08/25/2042 (b)***	6,396,840	6,362,576
Washington Mutual Mortgage Securities Corp.,
Series 2002-S5, Class 1A1
5.1393% due 10/25/2032 (b)***	647,823	645,851
Washington Mutual Mortgage Securities Corp.,
Series 2003-AR1, Class 2A
5.3834% due 02/25/2033 (b)***	2,468,893	2,456,050
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR2, Class 2A1A
4.6888% due 01/25/2045 (b)***	156,511	156,570
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR6, Class 2A1A
4.6088% due 04/25/2045 (b)***	269,863	269,863
Washington Mutual, Inc., Series 2005-AR13, Class
A1A1
4.6688% due 10/25/2045 (b)***	1,957,325	1,957,325

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Washington Mutual, Inc., Series 2002-AR6, Class A
4.726% due 06/25/2042 (b)***	$91,367	$91,595

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $56,445,780)		$55,843,697

ASSET BACKED SECURITIES - 1.27%
AAA Trust, Series 2005-2, Class A1
4.4788% due 11/26/2035 (b)***	3,354,419	3,356,522
Aames Mortgage Investment Trust, Series 2005-2,
Class 1A1
4.4588% due 07/25/2035 (b)***	152,433	152,432
Brazos Student Finance Corp.,
Series 1998-A, Class A2
4.238% due 06/01/2023 (b)***	1,018,553	1,026,453
Carrington Mortgage Loan Trust, Series 2005-NC3,
Class A1A
4.4588% due 06/25/2035 (b)***	1,014,932	1,014,927
Countrywide Asset-Backed Certificates, Series
2003-5, Class 2AV1
4.6888% due 03/25/2034 (b)***	5,837	5,837
EMC Mortgage Loan Trust, Series 2001-A Class A
4.7488% due 05/25/2040 (b)***	3,081,483	3,090,539
Fremont Home Loan Trust
4.46% due 01/25/2036 (b)***	3,700,000	3,700,000
4.4888% due 01/25/2035 (b)***	3,447	3,446
Irwin Low Balance Home Loan Trust,
Series 2000-LB1, Class A
5.1288% due 06/25/2021 (b)***	163,160	163,197
Park Place Securities, Inc., Series 2004-WWF1,
Class A1A
4.5487% due 02/25/2035 (b)***	7,111,808	7,112,776
Quest Trust, Series 2004-X2, Class A1
4.9388% due 06/25/2034 (b)***	56,206	56,318
Residential Asset Mortgage Products, Inc.,
Series 2004-RS9, Class AII1
4.5388% due 09/25/2013 (b)***	85,813	85,824
Wells Fargo Home Equity Trust, Series 2004-2,
Class AI1A
4.5488% due 02/25/2018 (b)***	59,301	59,311

TOTAL ASSET BACKED SECURITIES
(Cost $19,803,927)		$19,827,582

OPTIONS - 0.06%
Call Options - 0.06%
Chicago Mercantile Exchange American Purchase
Call on Eurodollar
Expiration 03/13/2006 at $95.25 *	502,500	28,894
Over The Counter European Style Call
Expiration 10/12/2006 at $4.25 *	29,000,000	45,095
Expiration 10/19/2006 at $4.25 *	9,000,000	12,672
Expiration 10/24/2006 at $4.25 *	16,000,000	23,168
Expiration 06/02/2006 at $4.50 *	1,000,000	1,814
Expiration 04/04/2006 at $4.50 *	19,000,000	9,671
Expiration 10/04/2006 at $4.50 *	70,900,000	178,384
Expiration 10/18/2006 at $4.50 *	55,000,000	146,465
Expiration 08/08/2006 at $4.75 *	21,000,000	193,809

The accompanying notes are an integral part of the financial statements. 117

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

OPTIONS (continued)
Call Options (continued)
Over The Counter European Style Call (continued)
Expiration 02/01/2006 at $4.80 *	19,500,000	$19,636
Expiration 12/22/2006 at $4.80 *	45,000,000	294,030

		953,638
Put Options - 0.00%
Chicago Mercantile Exchange American Purchase
Put on Eurodollar
Expiration 12/18/2006 at $92.00 *	2,962,500	7,406
Expiration 09/18/2006 at $92.50 *	1,650,000	4,125
Expiration 06/19/2006 at $93.00 *	125,000	313
Expiration 06/19/2006 at $93.25 *	950,000	2,375
Expiration 06/19/2006 at $94.00 *	1,105,000	2,763
Expiration 03/13/2006 at $94.50 *	1,275,000	3,187

		20,169

TOTAL OPTIONS (Cost $1,278,535)		$973,807

SHORT TERM INVESTMENTS - 36.53%
ASB Bank, Ltd.
4.185% due 02/07/2006 ***	$8,500,000	$8,463,439
Bank of Ireland
3.96% due 01/27/2006 ***	5,200,000	5,185,128
CBA (Delaware) Finance, Inc.
4.26% due 01/09/2006 ***	37,400,000	37,364,595
Danske Corp.
4.27% due 01/03/2006 ***	1,800,000	1,799,573
Danske Corp., Series A
3.99% due 01/09/2006 ***	44,600,000	44,560,455
Dexia Delaware LLC
4.16% due 02/01/2006 ***	19,200,000	19,131,221
DNB NORBank ASA
4.17% due 02/03/2006 ***	25,800,000	25,701,380
Federal Home Loan Bank Discount Notes
zero coupon due 01/03/2006 ***	42,900,000	42,891,897
Fortis Funding LLC
3.965% due 01/30/2006 ***	36,700,000	36,582,779
HBOS PLC Treasury
4.165% due 02/03/2006 ***	37,100,000	36,958,355
Ixis Corp.
3.85% due 01/18/2006 ***	15,800,000	15,771,275
4.28% due 02/22/2006 ***	22,700,000	22,559,664
National Australia Funding
4.29% due 01/05/2006 ***	42,900,000	42,879,551
Rabobank USA Financial Corp.
4.29% due 01/03/2006 ***	26,100,000	26,093,780
Skandinaviska Enskilda Banken AB
3.985% due 01/05/2006 ***	500,000	499,779
4.17% due 02/03/2006 ***	17,600,000	17,532,724
4.21% due 02/09/2006 ***	500,000	497,720
Societe Generale North America, Inc.
4.31% due 01/03/2006 ***	42,900,000	42,889,728
Svenska Handlesbanken, Inc.
3.99% due 01/09/2006 ***	40,000,000	39,964,903
UBS Finance Delaware, Inc.
4.29% due 01/03/2006 ***	42,400,000	42,389,895
4.30% due 01/03/2006	4,500,000	4,498,925

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS (continued)
United States Treasury Bills
zero coupon due 03/02/2006 to
03/16/2006 ***	$2,530,000	$2,512,919
zero coupon due 03/02/2006 to
03/16/2006 *** ****	7,865,000	7,808,165
Westpac Banking Corp.
4.19% due 02/06/2006 ***	40,800,000	40,629,048
4.31% due 02/28/2006 ***	5,400,000	5,362,503

TOTAL SHORT TERM INVESTMENTS
(Cost $570,521,083)		$570,529,401

REPURCHASE AGREEMENTS - 3.40%
Repurchase Agreement with Credit
Suisse Group dated 12/30/2005 at
3.40% to be repurchased at
$21,007,933 on 01/03/2006,
collateralized by $21,804,000 U.S.
Treasury Notes, 4.00% due
02/15/2015 (valued at
$21,667,725, including interest) ***	$21,000,000	$21,000,000
Repurchase Agreement with Lehman
Brothers dated 12/30/2005 at 3.25% to be
repurchased at $28,010,111 on
01/03/2006, collateralized by $28,815,000,
U.S.Treasury Bills, zero coupon due
03/23/2006 (valued at $29,114,100,
including interest) ***	28,000,000	28,000,000
Repurchase Agreement with State Street
Corp. dated 12/30/2005 at 2.05% to be
repurchased at $4,095,933, on 01/03/2006
collateralized by $1,165,000, U.S.
Treasury Notes, 4.00% due 11/15/2012
and $3,060,000, U.S. Treasury Notes,
4.00% due 06/15/2009 (valued at
$4,180,557, including interest) (c)	4,095,000	4,095,000

TOTAL REPURCHASE AGREEMENTS
(Cost $53,095,000)		$53,095,000

Total Investments (Total Return Trust)
(Cost $1,722,818,607) - 110.18%		$1,720,620,197
Liabilities in Excess of Other Assets - (10.18)%		(158,955,761)

TOTAL NET ASSETS - 100.00%		$1,561,664,436

U.S. Government Securities Trust
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 17.63%
U.S. Treasury Bonds - 0.11%
6.625% due 02/15/2027	$372,000	$471,946
U.S. Treasury Notes - 17.52%
3.375% due 11/15/2008 ***	2,674,000	2,602,240
3.375% due 10/15/2009 ****	7,426,000	7,171,021
3.50% due 05/31/2007 ***	20,000,000	19,748,440
4.00% due 02/15/2014 to 02/15/2015 ***	15,914,000	15,457,636
4.00% due 04/15/2010 ****	15,222,000	15,000,809

The accompanying notes are an integral part of the financial statements. 118

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. Government Securities Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)
U.S. Treasury Notes (continued)
4.25% due 08/15/2015 ***	$7,055,000	$6,963,779
4.50% due 11/15/2015 ***	6,000,000	6,049,218

		72,993,143

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $73,628,060)		$73,465,089

U.S. GOVERNMENT AGENCY OBLIGATIONS - 81.60%
Federal Home Loan Bank - 1.53%
5.80% due 09/02/2008 ***	6,205,000	6,360,621
Federal Home Loan Mortgage Corp. - 22.81%
4.50% due 04/15/2032 ***	692,679	629,849
5.00% due 08/01/2033	1,161,951	1,128,966
5.00% due 08/01/2033 ***	4,113,188	3,996,425
5.00% TBA **	48,300,000	46,745,320
5.50% due 01/15/2023 ***	14,036,566	543,329
5.50% TBA **	23,000,000	22,784,375
6.00% due 10/01/2010 to 11/01/2028	337,729	342,484
6.00% due 11/01/2028 to 12/01/2028 ***	1,604,188	1,625,464
6.00% TBA **	13,800,000	13,933,694
6.50% due 07/01/2006 to 12/01/2010	168,913	172,593
7.00% due 02/01/2011 to 06/01/2032	2,344,119	2,438,945
7.00% due 07/01/2011 to 02/01/2028 ***	494,188	514,216
7.50% due 05/01/2007	26,763	27,297
8.25% due 07/01/2006	210	210
9.00% due 10/01/2017	51,572	53,801
9.50% due 08/01/2020	88,760	97,307
11.75% due 12/01/2013	6,072	6,774
12.00% due 07/01/2020	33,185	36,246

		95,077,295
Federal National Mortgage
Association - 56.54%
4.8194% due 01/25/2043 (b)	3,312,192	3,361,597
5.00% TBA **	69,225,000	67,061,719
5.50% due 04/01/2018	2,222,184	2,236,937
5.50% due 05/01/2018 ***	4,629,128	4,659,861
5.50% TBA **	83,500,000	82,744,690
5.8267% due 02/17/2009 (b)***	4,456,000	4,338,139
6.00% due 02/01/2017 ***	4,361,850	4,458,773
6.00% TBA **	39,000,000	39,365,606
6.50% due 03/01/2026 to 06/01/2029	907,113	934,496
6.50% due 02/01/2026 ***	191,094	196,911
6.50% TBA **	15,000,000	15,384,375
6.527% due 05/25/2030 (b)***	3,348,768	3,453,803
7.00% due 07/01/2022 to 01/01/2030	788,914	824,671
7.00% due 04/01/2028 to 01/01/2034 ***	2,651,305	2,766,821
7.50% due 09/01/2029 to 02/01/2031	550,786	577,326
8.00% due 06/01/2017 to 03/01/2033	1,496,735	1,597,325
8.25% due 09/01/2008	5,850	6,009
8.50% due 02/01/2009	2,486	2,571
8.50% due 08/01/2019 ***	683,617	738,840
8.75% due 08/01/2009 to 10/01/2011	124,487	128,578
9.00% due 05/01/2021	25,312	27,426

U.S. Government Securities Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association (continued)
11.50% due 09/15/2013 to 09/01/2019	$121,016	$132,946
11.75% due 12/01/2015	34,262	37,712
12.00% due 01/01/2013 to 04/20/2016	309,247	350,817
12.50% due 01/01/2013 to 09/20/2015	140,163	154,373
13.50% due 11/15/2014	81,165	90,715
94.654% due 12/28/2028 (b)	324	324

		235,633,361
Government National Mortgage
Association - 0.72%
6.50% due 02/15/2034 to 09/15/2034	1,442,353	1,505,687
7.50% due 02/15/2022 to 12/15/2027	786,083	828,183
8.50% due 06/15/2025 ***	626,294	681,975
11.00% due 09/15/2015	2,022	2,215

		3,018,060

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $340,165,145)		$340,089,337

SHORT TERM INVESTMENTS - 61.66%
Federal Farm Credit Bank Discount Notes
zero coupon due 01/05/2006 to
01/11/2006	$70,000,000	$69,946,281
Federal Home Loan Bank Discount Notes
zero coupon due 01/10/2006	16,270,000	16,254,544
zero coupon due 01/12/2006 ***	60,000,000	59,923,917
United States Treasury Bill
3.515% due 01/12/2006	11,000,000	10,988,186
3.525% due 01/12/2006	20,000,000	19,978,336
3.545% due 01/12/2006	80,000,000	79,913,436

TOTAL SHORT TERM INVESTMENTS
(Cost $257,004,699)		$257,004,699

REPURCHASE AGREEMENTS - 7.60%
Goldman Sachs & Company
Repurchase Agreement dated
12/30/2005 at 4.26% to be
repurchased at $31,677,987 on
1/3/2006, collateralized by
$31,590,000 Federal National
Mortgage Association, 5.50% due
02/15/2006 (valued at
$32,300,775, including interest) ***	$31,663,000	$31,663,000

TOTAL REPURCHASE AGREEMENTS
(Cost $31,663,000)		$31,663,000

Total Investments (U.S. Government Securities Trust)
(Cost $702,460,904) - 168.49%		$702,222,125
Liabilities in Excess of Other Assets - (68.49)%		(285,458,076)

TOTAL NET ASSETS - 100.00%		$416,764,049

The accompanying notes are an integral part of the financial statements. 119

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. High Yield Bond Trust
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 91.47%
Advertising - 1.10%
Lamar Media Corp.
6.625% due 08/15/2015	$80,000	$80,300
Sheridan Group, Inc.
10.25% due 08/15/2011	1,100,000	1,131,625
Vertis, Inc.
9.75% due 04/01/2009	400,000	414,500

		1,626,425

Aerospace - 0.28%
Sequa Corp., Series B
8.875% due 04/01/2008	400,000	417,000
Aluminum - 0.11%
IMCO Recycling, Inc.
10.375% due 10/15/2010	150,000	163,875
Apparel & Textiles - 0.40%
Levi Strauss & Company
12.25% due 12/15/2012	400,000	446,000
Phillips-Van Heusen
7.25% due 02/15/2011	150,000	152,250

		598,250

Auto Parts - 1.72%
Affinia Group, Inc.
9.00% due 11/30/2014	930,000	734,700
ArvinMeritor, Inc.
8.75% due 03/01/2012	30,000	28,725
Delphi Corp.
12.75% due 06/14/2011 (b)	1,057,350	1,091,217
Federal-Mogul Corp.
7.375% due 01/15/2006 ^	200,000	68,000
7.50% due 01/15/2009 ^	200,000	68,000
Lear Corp., Series B
5.75% due 08/01/2014	90,000	73,071
8.11% due 05/15/2009	30,000	27,921
Meritor Automotive, Inc.
6.80% due 02/15/2009	30,000	27,975
TRW Automotive, Inc.
9.375% due 02/15/2013	400,000	433,000

		2,552,609

Automobiles - 1.94%
Asbury Automotive Group, Inc.
9.00% due 06/15/2012	635,000	635,000
Ford Motor Company
7.45% due 07/16/2031	1,150,000	782,000
General Motors Corp.
8.375% due 07/15/2033	755,000	498,300
Hertz Corp., Class A
8.875% due 01/01/2014	400,000	407,500
10.50% due 01/01/2016	160,000	164,800
Sonic Automotive, Inc., Series B
8.625% due 08/15/2013	400,000	387,000

		2,874,600

Banking - 0.96%
Bombardier Capital, Inc., MTN
6.125% due 06/29/2006	700,000	700,000

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Capital One Financial Corp.
7.25% due 05/01/2006	$307,000	$309,405
Chevy Chase Bank
6.875% due 12/01/2013	405,000	417,150

		1,426,555
Broadcasting - 4.01%
Charter Communications Operating LLC
8.00% due 04/30/2012	630,000	626,850
8.375% due 04/30/2014	1,470,000	1,462,650
Charter Communications Operations
7.50% due 04/07/2011 (b)	1,989,899	1,991,153
CSC Holdings, Inc.
7.25% due 07/15/2008	400,000	399,000
Fisher Communications, Inc.
8.625% due 09/15/2014	950,000	1,002,250
Spanish Broadcasting System, Inc.
8.02% due 06/02/2013 (b)	455,000	461,256

		5,943,159
Building Materials & Construction - 1.89%
Ainsworth Lumber Company, Ltd.
7.25% due 10/01/2012	400,000	360,000
Masonite International
6.21% due 04/06/2013 (b)	1,994,987	1,981,781
Panolam Industries International, Inc.
10.75% due 10/01/2013	480,000	462,000

		2,803,781
Buildings - 0.20%
Ahern Rentals, Inc.
9.25% due 08/15/2013	275,000	289,438
Business Services - 2.83%
Affinity Group, Inc.
9.00% due 02/15/2012	200,000	199,750
Cardtronics, Inc.
9.25% due 08/15/2013	320,000	318,400
Cornell Companies, Inc.
10.75% due 07/01/2012	400,000	414,000
SunGard Data Systems, Inc.
4.875% due 01/15/2014	400,000	348,000
6.81% due 02/11/2013 (b)	1,323,350	1,332,375
9.125% due 08/15/2013	846,675	876,309
10.25% due 08/15/2015	400,000	400,000
Williams Scotsman International, Inc.
8.50% due 10/01/2015	290,000	300,150

		4,188,984
Cable and Television - 4.23%
CCO Holdings LLC
8.6163% due 12/15/2010 (b)	400,000	391,000
8.75% due 11/15/2013	400,000	381,000
CSC Holdings, Inc.
7.875% due 12/15/2007	1,550,000	1,577,125
DirecTV Holdings LLC
6.375% due 06/15/2015	4,000,000	3,910,000

		6,259,125

The accompanying notes are an integral part of the financial statements. 120

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cellular Communications - 5.09%
Alamosa Delaware, Inc.
8.50% due 01/31/2012	$1,000,000	$1,081,250
Centennial Communications Corp.
10.00% due 01/01/2013	350,000	353,500
Dobson Cellular Systems, Inc.
8.375% due 11/01/2011	400,000	424,500
9.00% due 11/01/2011 (b)	400,000	416,000
9.875% due 11/01/2012	400,000	441,000
Dobson Communications Corp.
8.40% due 10/15/2012 (b)	475,000	472,625
8.875% due 10/01/2013	1,575,000	1,571,062
Nextel Communications, Inc.
6.875% due 10/31/2013	400,000	416,660
7.375% due 08/01/2015	400,000	421,912
Rural Cellular Corp.
8.25% due 03/15/2012	900,000	949,500
9.875% due 02/01/2010	600,000	633,000
UbiquiTel Operating Company
9.875% due 03/01/2011	315,000	348,863

		7,529,872
Chemicals - 0.52%
Equistar Chemicals LP
10.125% due 09/01/2008	190,000	206,150
Lyondell Chemical Company, Series A
9.625% due 05/01/2007	265,000	276,594
Nova Chemicals Corp.
7.5613% due 11/15/2013 (b)	285,000	291,056

		773,800
Coal - 0.91%
James River Coal Company
9.375% due 06/01/2012	565,000	591,131
Massey Energy Company
6.875% due 12/15/2013	750,000	756,563

		1,347,694
Commercial Services - 1.94%
Coinmach Corp.
9.00% due 02/01/2010	1,472,000	1,541,920
Mac-Gray Corp.
7.625% due 08/15/2015	820,000	826,150
Regency Gas Services
6.78% due 06/01/2010 (b)	498,750	501,244

		2,869,314
Containers & Glass - 2.05%
Crown Cork & Seal Company, Inc.
8.00% due 04/15/2023	650,000	624,000
Crown Holdings, Inc.
7.75% due 11/15/2015	500,000	517,500
Graham Packaging Company
8.50% due 10/15/2012	575,000	566,375
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	900,000	929,250
Plastipak Holdings, Inc.
8.50% due 12/15/2015	400,000	404,000

		3,041,125

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Correctional Facilities - 0.27%
Corrections Corporation of America
6.25% due 03/15/2013	$400,000	$396,000
Crude Petroleum & Natural Gas - 1.75%
Chesapeake Energy Corp.
6.625% due 01/15/2016	400,000	405,000
6.875% due 01/15/2016	400,000	410,000
6.875% due 11/15/2020	525,000	531,563
7.50% due 09/15/2013	400,000	425,000
Encore Acquisition Company
6.00% due 07/15/2015	435,000	400,200
Tesoro Corp.
6.625% due 11/01/2015	420,000	424,200

		2,595,963
Electrical Utilities - 0.29%
Covanta Energy Corp.
7.51% due 06/24/2012 (b)	249,820	252,318
Tenaska Alabama Partners LP
7.00% due 06/30/2021	169,429	170,452

		422,770
Electronics - 0.61%
Communications & Power Industries, Inc.
8.00% due 02/01/2012	900,000	897,750
Energy - 0.25%
Covanta Energy Corp.
4.53% due 06/24/2012 (b)	370,407	370,407
Financial Services - 9.84%
Acosta, Inc.
6.60% due 12/06/2012 (b)	200,000	200,000
Ashton Woods USA
9.50% due 10/01/2015	300,000	270,375
BLB Wembley
7.83% due 08/23/2011 (b)	1,180,000	1,191,068
Cheniere Holdings
6.95% due 08/31/2012 (b)	249,375	250,856
Chukchansi Economic Development Authority
4.469% due 11/15/2012	110,000	112,200
8.00% due 11/15/2013	100,000	102,625
Citisteel USA, Inc.
11.5531% due 09/01/2010 (b)	310,000	308,450
Consolidated Communications Holdings
9.75% due 04/01/2012	66,000	70,290
Covanta Second Lien
9.95% due 06/24/2013 (b)	1,350,000	1,343,250
Dow Jones CDX HY, Series 5-T1
8.75% due 12/29/2010	5,408,370	5,455,693
Ford Motor Credit Company
7.00% due 10/01/2013	630,000	538,308
General Motors Acceptance Corp.
6.75% due 12/01/2014	625,000	562,263
6.875% due 08/28/2012	180,000	162,240
8.00% due 11/01/2031	1,890,000	1,810,395
Madison River
6.59% due 07/29/2012 (b)	340,000	344,107

The accompanying notes are an integral part of the financial statements. 121

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Markwest Energy Partners LP
6.875% due 11/01/2014	$200,000	$184,000
Nexstar Finance, Inc.
7.00% due 01/15/2014	150,000	137,438
Penhall International, Corp.
11.20% due 11/01/2010 (b)	450,000	452,813
Pivotal Promontory
7.14% due 08/31/2010 (b)	399,000	399,000
Stripes Acquisition LLC
10.625% due 12/15/2013	150,000	152,250
Thornburg Mortgage, Inc., REIT
8.00% due 05/15/2013	535,000	526,975

		14,574,596
Food & Beverages - 2.68%
American Seafoods Group LLC
10.125% due 04/15/2010	1,000,000	1,053,750
B&G Foods Holding Corp.
8.00% due 10/01/2011	400,000	408,000
Del Monte Corp.
8.625% due 12/15/2012	400,000	425,000
Doane Pet Care Company
10.75% due 03/01/2010	1,225,000	1,332,187
Dole Food, Inc.
7.25% due 06/15/2010	400,000	388,000
Mrs. Fields Famous Brands LLC
11.50% due 03/15/2011	200,000	160,000
Pierre Foods, Inc.
9.875% due 07/15/2012	200,000	203,000

		3,969,937
Funeral Services - 0.51%
Service Corp. International
6.50% due 03/15/2008	400,000	404,000
7.00% due 06/15/2017	350,000	347,375

		751,375
Gas & Pipeline Utilities - 3.63%
El Paso Corp.
6.75% due 05/15/2009	300,000	297,750
7.625% due 08/16/2007	175,000	178,063
7.75% due 01/15/2032	1,100,000	1,102,750
7.875% due 06/15/2012	1,500,000	1,545,000
Pacific Energy Partners LP
6.25% due 09/15/2015	225,000	221,625
Transmontaigne, Inc.
9.125% due 06/01/2010	400,000	393,000
Williams Companies, Inc.
5.89% due 10/01/2010 (b)	400,000	404,000
6.375% due 10/01/2010	300,000	299,625
8.75% due 03/15/2032	800,000	928,000

		5,369,813
Healthcare Services - 1.90%
Davita, Inc.
6.76% due 10/05/2012 (b)	1,079,647	1,093,294
Healthsouth Corp.
7.375% due 10/01/2006	1,100,000	1,105,500

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Healthcare Services (continued)
Healthsouth Corp. (continued)
9.37% due 06/15/2010 (b)	$620,000	$620,000

		2,818,794

Hotels & Restaurants - 5.05%
Buffets, Inc.
11.25% due 07/15/2010	1,100,000	1,122,000
CCM Merger, Inc.
8.00% due 08/01/2013	180,000	172,800
Denny's Corp.
10.00% due 10/01/2012	1,300,000	1,319,500
Friendly Ice Cream Corp.
8.375% due 06/15/2012	250,000	222,500
HMH Properties, Inc., Series B
7.875% due 08/01/2008	900,000	910,125
La Quinta Corp.
7.00% due 08/15/2007	1,200,000	1,237,500
La Quinta Inns, Series MTN
7.33% due 04/01/2008	400,000	415,500
MGM MIrage, Inc.
6.50% due 07/31/2009	150,000	151,687
O'Charleys, Inc.
9.00% due 11/01/2013	1,650,000	1,674,750
Real Mex Restaurants, Inc.
10.00% due 04/01/2010	230,000	244,950

		7,471,312

Household Appliances - 0.43%
ALH Finance LLC
8.50% due 01/15/2013	525,000	494,812
Fedders North America, Inc.
9.875% due 03/01/2014	200,000	143,000

		637,812

Housing & Urban Development - 0.14%
Beazer Homes USA, Inc.
8.375% due 04/15/2012	200,000	208,000
Industrial Machinery - 0.48%
Columbus McKinnon Corp.
8.875% due 11/01/2013	240,000	249,600
10.00% due 08/01/2010	130,000	143,975
JLG Industries, Inc.
8.25% due 05/01/2008	300,000	314,250

		707,825

Internet Content - 0.23%
Global eXchange Services, Inc.
9.08% due 07/29/2011 (b)	340,000	334,900
Leisure Time - 6.47%
AMC Entertainment, Inc., Series B
8.625% due 08/15/2012	1,350,000	1,410,750
Aztar Corp.
7.875% due 06/15/2014	350,000	366,625
Bombardier Recreational Products, Inc.
8.375% due 12/15/2013	900,000	901,125
Hard Rock Hotel, Inc.
8.875% due 06/01/2013	115,000	123,912

The accompanying notes are an integral part of the financial statements. 122

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
Majestic Star Casino LLC
9.50% due 10/15/2010	$565,000	$594,663
MGM Mirage, Inc.
6.00% due 10/01/2009	550,000	546,562
6.625% due 07/15/2015	400,000	399,000
8.50% due 09/15/2010	400,000	433,500
Mohegan Tribal Gaming Authority
6.125% due 02/15/2013	480,000	471,600
Penn National Gaming, Inc.
6.875% due 12/01/2011	400,000	404,000
River Rock Entertainment Authority
9.75% due 11/01/2011	500,000	538,750
San Pasqual Casino Development Group
8.00% due 09/15/2013	270,000	274,050
Speedway Motorsports, Inc.
6.75% due 06/01/2013	690,000	698,625
Station Casinos, Inc.
6.00% due 04/01/2012	1,200,000	1,197,000
6.875% due 03/01/2016	200,000	204,500
Wynn Las Vegas LLC
6.625% due 12/01/2014	1,050,000	1,021,125

		9,585,787
Manufacturing - 0.14%
Jacuzzi Brands, Inc.
9.625% due 07/01/2010	200,000	212,500
Medical-Hospitals - 1.98%
HCA, Inc.
5.50% due 12/01/2009	200,000	197,527
6.75% due 07/15/2013	200,000	206,218
7.875% due 02/01/2011	1,600,000	1,720,251
Skilled Healthcare Group, Inc.
11.00% due 01/15/2014	800,000	808,000

		2,931,996
Metal & Metal Products - 0.76%
USEC, Inc.
6.625% due 01/20/2006	475,000	475,000
6.75% due 01/20/2009	700,000	654,500

		1,129,500
Office Furnishings & Supplies - 0.20%
IKON Office Solutions, Inc.
7.75% due 09/15/2015	300,000	292,500
Paper - 1.45%
Abitibi-Consolidated, Inc.
6.95% due 04/01/2008	989,000	989,000
Buckeye Technologies, Inc.
8.00% due 10/15/2010	200,000	190,000
Domtar, Inc.
7.125% due 08/15/2015	400,000	341,000
Neenah Paper, Inc.
7.375% due 11/15/2014	700,000	631,750

		2,151,750

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Petroleum Services - 0.11%
Chaparral Energy, Inc.
8.50% due 12/01/2015	$150,000	$155,250
Pharmaceuticals - 0.91%
AmerisourceBergen Corp.
5.875% due 09/15/2015	475,000	479,155
Mylan Laboratories, Inc.
5.75% due 08/15/2010	230,000	230,288
6.375% due 08/15/2015	230,000	230,288
Omnicare, Inc.
6.875% due 12/15/2015	400,000	406,000

		1,345,731
Publishing - 2.57%
Dex Media East LLC
12.125% due 11/15/2012	200,000	234,000
Houghton Mifflin Company
8.25% due 02/01/2011	1,200,000	1,239,000
9.875% due 02/01/2013	400,000	427,500
Medianews Group, Inc.
6.875% due 10/01/2013	370,000	353,813
Primedia, Inc.
8.00% due 05/15/2013	1,400,000	1,184,750
8.875% due 05/15/2011	400,000	369,000

		3,808,063
Railroads & Equipment - 0.62%
Greenbrier Companies, Inc.
8.375% due 05/15/2015	200,000	204,000
8.375% due 05/15/2015	700,000	714,000

		918,000
Real Estate - 2.63%
BF Saul, REIT
7.50% due 03/01/2014	825,000	839,437
Felcor Suites LP, REIT
7.625% due 10/01/2007	1,700,000	1,738,250
Host Marriott LP, Series M, REIT
7.00% due 08/15/2012	900,000	922,500
Kimball Hill Homes, Inc.
10.50% due 12/15/2012	395,000	389,075

		3,889,262
Retail - 1.30%
Ferrellgas Escrow LLC
6.75% due 05/01/2014	300,000	283,500
NationsRent, Inc.
9.50% due 10/15/2010	550,000	599,500
9.50% due 05/01/2015	200,000	210,000
PEP Boys - Manny, Moe & Jack
7.50% due 12/15/2014	700,000	623,000
Sunstate Equipment Company LLC
10.50% due 04/01/2013	200,000	202,000

		1,918,000
Retail Grocery - 0.31%
Couche-Tard US LP
7.50% due 12/15/2013	256,000	263,680

The accompanying notes are an integral part of the financial statements. 123

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Retail Grocery (continued)
Stater Brothers Holdings, Inc.
8.125% due 06/15/2012	$200,000	$198,000

		461,680
Retail Trade - 1.09%
Neff Corp.
11.25% due 06/15/2012	245,000	257,250
Payless Shoesource, Inc.
8.25% due 08/01/2013	900,000	940,500
Suburban Propane Partners LP
6.875% due 12/15/2013	450,000	420,750

		1,618,500
Sanitary Services - 1.63%
Allied Waste North America, Inc.
6.50% due 11/15/2010	700,000	693,000
7.25% due 03/15/2015	800,000	808,000
7.875% due 04/15/2013	700,000	722,750
Allied Waste North America, Inc., Series B
5.75% due 02/15/2011	200,000	189,500

		2,413,250
Semiconductors - 0.97%
Avago Technologies Financial Services
10.125% due 12/01/2013	860,000	883,650
11.875% due 12/01/2015	545,000	549,087

		1,432,737
Telecommunications Equipment &
Services - 3.05%
Citizens Communications Company
7.625% due 08/15/2008	900,000	938,250
9.25% due 05/15/2011	400,000	441,000
Hawaiian Telcom Communications, Inc.
9.9475% due 05/01/2013 (b)	400,000	386,000
12.50% due 05/01/2015	50,000	46,750
Intelsat Ltd.
5.25% due 11/01/2008	1,300,000	1,184,625
L-3 Communications Corp.
6.375% due 10/15/2015	530,000	528,675
Panamsat Corp.
9.00% due 08/15/2014	600,000	628,500
Qwest Corp.
7.625% due 06/15/2015	200,000	214,000
Time Warner Telecom Holdin, Inc.
9.25% due 02/15/2014	140,000	147,700

		4,515,500
Telephone - 5.84%
AT&T Corp.
9.05 due 11/15/2011 (b)	375,000	415,060
9.75% due 11/15/2031 (b)	760,000	954,654
Cincinnati Bell, Inc.
7.25% due 07/15/2013	400,000	416,000
GTE Hawaiian Telephone Company, Series A
7.00% due 02/01/2006	315,000	314,606
GTE Hawaiian Telephone Company, Series B
7.375% due 09/01/2006	400,000	402,000

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telephone (continued)
MCI, Inc.
6.908% due 05/01/2007 (b)	$900,000	$906,750
Qwest Corp.
7.7413% due 06/15/2013 (b)	500,000	539,375
7.875% due 09/01/2011	400,000	431,000
8.875% due 03/15/2012	2,300,000	2,593,250
Valor Telecommunications Enterprise
7.75% due 02/15/2015	1,600,000	1,672,000

		8,644,695

Tobacco - 0.35%
RJ Reynolds Tobacco Holdings, Inc.
6.50% due 07/15/2010	525,000	522,375
Transportation - 0.85%
Bombardier, Inc.
6.75% due 05/01/2012	1,200,000	1,110,000
Helm Corp., 2nd Lien
10.80% due 07/08/2012 (b)	150,000	151,782

		1,261,782

TOTAL CORPORATE BONDS (Cost $135,419,733)		$135,441,718

REPURCHASE AGREEMENTS - 6.99%
Repurchase Agreement with State
Street Corp. dated 12/30/2005 at
2.05% to be repurchased at
$10,358,359 on 01/03/2006,
collateralized by $7,595,000 U.S.
Treasury Bonds, 4.00% due
08/15/2019 (valued at
$10,566,544, including interest) (c)	$10,356,000	$10,356,000

TOTAL REPURCHASE AGREEMENTS
(Cost $10,356,000)		$10,356,000

Total Investments (U.S. High Yield Bond Trust)
(Cost $145,775,733) - 98.46%		$145,797,718
Other Assets in Excess of Liabilities - 1.54%		2,278,471

TOTAL NET ASSETS - 100.00%		$148,076,189

Footnotes
Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements. 124

John Hancock Trust Portfolio of investments — December 31, 2005 (showing percentage of total net assets)

Key to Currency Abbreviations
ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EUR	- European Currency
FIM	- Finnish Markka
FRF	- French Franc
DEM	- German Deutsche Mark
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
ITL	- Italian Lira
IEP	- Irish Punt
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
NLG	- Netherlands Guilder
NZD	- New Zealand Dollar
NOK	- Norweigan Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
USD	- US Dollar
ZAR	- South African Rand
Key to Security Abbreviations and Legend
ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
OTC	- Over The Counter
PLC	- Public Limited Company
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor's Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security
^	Non-Income producing, issuer is in bankruptcy and is in default of interest payments
*	Non-Income Producing
(a)	All or a portion of this security was out on loan
(b)	Floating Rate Note
(c)	Investment is an affiliate of the Trust's subadvisor or custodian bank
(d)	Principal amount of security is adjusted for inflation
(e)	Security Fair Valued on December 31, 2005
**	Purchased on a forward commitment (Note 2)
***	At December 31, 2005, all or a portion of this security was pledged to cover forward commitments purchased.
****	At December 31, 2005, all or a portion of this security was pledged to cover margin requirements for open futures contracts.
The accompanying notes are an integral part of the financial statements. 125

John Hancock Trust Notes to Financial Statements

1. ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several Portfolios, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers 89 separate investment Portfolios, 12 of which are described here as follows: the Active Bond Trust (“Active Bond”), the Core Bond Trust (“Core Bond”), the Global Bond Trust (“Global Bond”), the High Yield Trust (“High Yield”), the Investment Quality Bond Trust (“Investment Quality Bond”), the Real Return Bond Trust (“Real Return Bond”), the Short-Term Bond Trust (“Short-Term Bond”), the Strategic Bond Trust (“Strategic Bond”), the Strategic Income Trust (“Strategic Income”), the Total Return Trust (“Total Return”), the U.S. Government Securities Trust (“U.S. Government Securities”), and the U.S. High Yield Bond Trust (“U.S. High Yield Bond”). Each of the Portfolios, with the exception of Global Bond and Real Return Bond, is diversified for purposes of the Investment Company Act of 1940, as amended.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and to Separate Accounts A and B and in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (“John Hancock New York”) and in the case of Series III shares, to certain qualified pension and retirement plans. In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (“JHLICO”). John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial”.

At December 31, 2005 John Hancock USA owned 844,889 shares of beneficial interest of Strategic Income Series II.

The Portfolios offer four classes of shares. Series I and Series II shares are offered for all Portfolios with the exception of Short-Term Bond. Series III shares are offered for the following Portfolios: Global Bond, High Yield, Investment Quality Bond, Real Return Bond, Strategic Bond, Total Return and U.S. Government Securities. Series NAV shares are offered for all Portfolios. Series I, Series II, Series III and Series NAV shares represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

New Portfolios Effective April 29, 2005 the Trust added several new Portfolios. Two of these Portfolios (Active Bond, and Short-Term Bond) received assets from John Hancock Variable Series Trust I (“VST”) pursuant to an Agreement and Plan of Reorganization (see “Reorganization” below). The remaining two Portfolios (Core Bond and U.S. High Yield Bond) did not receive assets pursuant to such Agreement and Plan of Reorganization.

Reorganization Active Bond and Short-Term Bond are accounting and performance successors of VST Active Bond Fund and VST Short-Term Bond Fund, respectively. On April 29, 2005 the Active Bond and Short-Term Bond Portfolios acquired substantially all the assets and assumed the liabilities of VST Active Bond and VST Short-Term Bond Funds pursuant to an agreement and plan of reorganization, in exchange for shares of the Active Bond and Short-Term Bond Portfolios.

On March 1, 2005 and April 4, 2005 shareholders of the Trust and VST, respectively, voted to approve an Agreement Plan of Reorganization providing for: (a) the acquisition of all the assets, subject to all of the liabilities, of the listed below VST/JHT Transferor Portfolios, in exchange for a representative amount of shares listed below for the respective JHT Acquiring Portfolios; (b) the liquidation of the VST/JHT Transferor Portfolios; and (c) the distribution to VST/JHT Transferor Portfolio shareholders of such JHT Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the VST/JHT Transferor Portfolios or their shareholders. The expenses of the reorganization were borne by the VST/JHT Transferor Portfolios and the JHT Acquiring Portfolios. The effective time of the reorganization was immediately after the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

		Acquired	Appreciation		Acquiring	Acquiring
		Net Asset	(Depreciation)	Shares	Portfolio	Portfolio Total
		Value of the	of Transferor	Issued by	Net Assets	Net Assets
		Transferor	Portfolio’s	Acquiring	Prior to	After
JHT Acquiring Portfolio	VST/JHT Transferor Portfolio	Portfolio	Investments	Portfolios	Combination	Combination

Active Bond	Diversified Bond*	$696,174,971	$1,466,620	72,486,308	$978,811,981	$1,674,986,952
Global Bond	VST Global Bond Fund**	118,622,037	13,681,908	7,773,082	887,436,764	1,006,058,801
High Yield	VST High Yield Bond Fund**	83,127,886	(476,310)	8,612,025	1,494,317,461	1,577,445,347
Total Return	VST Total Return Fund**	64,188,543	347,400	4,721,025	1,567,914,441	1,632,102,984

* Former series of JHT

** Former series of VST

See Note 8 for capital shares issued in reorganizations.

2. SIGNIFICANT ACCOUNTING POLICIES The Portfolios in the preparation of the financial statements follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

126

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Security Valuation The net asset value of the shares of each Portfolio is determined once daily as of the close of the New York Stock Exchange, normally at 4:00 P.M. Eastern time. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in State Street Navigator Securities Lending Prime Portfolio are valued at their net asset value each business day. All other securities, including loan interests held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Portfolio is calculating the net asset value. In view of these factors, it is likely that Portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Portfolios that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Portfolios will, on an ongoing basis, monitor for “significant market events.” A “significant market event” may be a certain percentage change in the value of an index or of certain Exchange Traded Funds which track foreign markets in which Portfolios have significant investments. If a significant market event occurs due to a change in the value of the index or of Exchange Traded Funds, the pricing for all Portfolios that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset value of such Portfolios will be recommended to the Trust’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a Portfolio’s shares reflects the value of the Portfolio’s securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Portfolio at deflated prices, reflecting stale security valuations, and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

Repurchase Agreements Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by John Hancock Investment Management Services, LLC (the “Adviser”), a Delaware limited liability company controlled by John Hancock USA. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Foreign Currency Transactions The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of securities, other assets and other liabilities at the current rate of exchange at period end of such currencies against U.S. dollars; and
(ii) purchases and sales of securities, income and expenses at the rate of exchange quoted on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities.

The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in securities of domestic companies and the U. S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of the United States.

127

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Security Transactions and Related Investment Income Investment security transactions are accounted for on a trade date basis. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or as soon after the ex-date that the Portfolio becomes aware of such dividends, net of all taxes. Original issue discounts are accreted for financial and tax reporting purposes. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based upon consistently applied procedures.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain of the Portfolios may invest in Real Estate Investment Trusts (“REITs”) and as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use the First In, First Out method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Multi-Class Operations All income, expenses (except class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expense Allocation Expenses not directly attributable to a particular Portfolio or class of shares are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred. Class specific expenses, such as Transfer Agent, Blue Sky fees and Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes.

Purchased and Written Options All Portfolios may purchase and sell put and call options on securities, (whether or not it holds the securities in its Portfolio) securities indices, currencies and futures contracts.

When a Portfolio writes a put or call option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Portfolio enters into an offsetting purchase option, the Portfolio realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security the Portfolio purchases upon exercise of the option.

When a Portfolio purchases a put or call option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Portfolio realizes a loss for cost of the option. If a Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If a Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Portfolios may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Portfolio’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Written options for the year ended December 31, 2005 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Global Bond
Outstanding, beginning of period	21,200,387	$1,178,669
Options written	138,904,356	2,419,214
Options closed	(12,700,000)	(415,460)
Options expired	(28,602,887)	(1,560,365)
Outstanding, end of period	118,801,856	$1,622,058

Real Return
Outstanding, beginning of period	162	$71,533
Options written	1,548	378,017
Options expired	(1,710)	(449,550)
Outstanding, end of period	—	$—

Total Return
Outstanding, beginning of period	31,601,762	$1,571,868
Options written	1,651,609,673	5,227,884
Options closed	(20,000,075)	(556,997)
Options expired	(1,511,608,397)	(3,195,877)
Outstanding, end of period	151,602,963	$3,046,878

128

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED The following is a summary of open written options outstanding at December 31, 2005:

PORTFOLIO	NAME OF ISSUER	NUMBER OF CONTRACTS	EXERCISE PRICE	EXPIRATION DATE	VALUE

Global Bond	CALLS

	Eurodollar Midcurve 1 Year Futures	716	$95.50	Mar 2006	($17,900)
	Interest Rate Swap 6 Month LIBOR	1,900,000	4.15	Mar 2006	(37,843)
	Interest Rate Swap 3 Month LIBOR	14,000,000	4.54	Oct 2006	(91,924)
	Interest Rate Swap 3 Month LIBOR	12,000,000	4.54	Apr 2006	(21,768)
	Interest Rate Swap 3 Month LIBOR	5,000,000	4.00	Jun 2006	(1,850)
	Eurodollar Midcurve 1 Year Futures	190	95.25	Jun 2006	(114,000)
	Interest Rate Swap 3 Month LIBOR	29,000,000	4.78	Aug 2006	(267,641)
	Swap Option 3 Month LIBOR	9,000,000	4.30	Oct 2006	(33,948)
	Swap Option 3 Month LIBOR	34,000,000	4.56	Oct 2006	(244,052)
	Interest Rate Swap 3 Month LIBOR	1,000,000	4.38	Dec 2006	(8,489)
	Swap Option 3 Month LIBOR	11,000,000	4.85	Dec 2006	(154,847)

		116,900,906			($994,262)

	PUTS

	U.S.Treasury Notes 10 Year Futures	120	$107.00	Feb 2006	($18,750)
	Eurodollar Midcurve 1 Year Futures	320	94.875	Mar 2006	(26,000)
	Interest Rate Swap 6 Month LIBOR	1,900,000	4.50	Mar 2006	(6,707)
	Eurodollar Midcurve 1 Year Futures	510	94.75	Jun 2006	(70,125)

		1,900,950			($121,582)

Total Return	CALLS

	Swap Option 3 Month LIBOR	4,300,000	$4.81	Feb 2006	($9,838)
	U.S.Treasury Notes 10 Year Futures	60	111.00	Feb 2006	(15,000)
	U.S.Treasury Notes 10 Year Futures	459	111.00	Feb 2006	(114,750)
	Eurodollar Midcurve 1 Year Futures	201	95.50	Mar 2006	(5,025)
	Interest Rate Swap 3 Month LIBOR	8,000,000	4.54	Apr 2006	(14,512)
	Interest Rate Swap 3 Month LIBOR	15,000,000	4.50	Apr 2006	(7,635)
	Interest Rate Swap 3 Month LIBOR	3,000,000	4.00	Jun 2006	(1,110)
	Interest Rate Swap 3 Month LIBOR	9,000,000	4.78	Aug 2006	(83,061)
	Eurodollar Futures	61	95.50	Sep 2006	(13,725)
	Interest Rate Swap 3 Month LIBOR	15,000,000	4.54	Oct 2006	(98,490)
	Swap Option 3 Month LIBOR	12,000,000	4.30	Oct 2006	(45,264)
	Swap Option 3 Month LIBOR	24,000,000	4.56	Oct 2006	(172,272)
	Swap Option 3 Month LIBOR	4,000,000	4.31	Oct 2006	(15,988)
	Swap Option 3 Month LIBOR	7,000,000	4.31	Oct 2006	(28,616)
	Swap Option 3 Month LIBOR	19,000,000	4.85	Dec 2006	(267,463)

		120,300,781			($892,749)
	PUTS

	U.S.Treasury Notes 10 Year Futures	60	$107.00	Feb 2006	($9,375)
	U.S.Treasury Notes 10 Year Futures	466	107.00	Feb 2006	(72,813)
	U.S.Treasury Notes 10 Year Futures	63	111.00	Aug 2006	(984)
	Eurodollar Futures	61	95.50	Sep 2006	(64,431)
	Eurodollar Futures	411	95.25	Sep 2006	(264,581)
	Eurodollar Futures	47	95.00	Sep 2006	(15,569)
	Eurodollar Futures	48	95.25	Dec 2006	(35,400)
	Eurodollar Futures	54	95.50	Dec 2006	(60,075)
	Eurodollar Futures	96	95.50	Dec 2006	(106,800)
	Eurodollar Futures	771	95.25	Dec 2006	(568,613)
	Eurodollar Futures	42	95.00	Dec 2006	(18,375)
	Swap Option 6 Month LIBOR	31,300,000	4.50	Dec 2006	(144,328)
	Eurodollar Futures	63	95.25	Mar 2007	(52,369)

		31,302,182			($1,413,713)

129

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Securities Lending All Portfolios may lend securities in amounts up to 33 1/3% of each Portfolio’s total non-cash assets to brokers, dealers and other financial institutions, provided such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, marked to market to the value of the loaned securities on a daily basis. The Portfolios may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially. Consequently, loans of Portfolio securities will only be made to firms deemed by the sub advisers to be creditworthy. The Portfolios receive compensation for lending their securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. Cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio.

All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio the next business day. During the loan period, the Portfolio continues to retain rights of ownership, including dividends and interest of the loaned securities. At December 31, 2005 the values of securities loaned and of cash collateral were as follows:

PORTFOLIO	VALUE OF SECURITIES LOANED	VALUE OF CASH COLLATERAL

High Yield	$2,156,777	$2,202,533
Short-Term Bond	18,624,562	19,000,519
Strategic Bond	450,611	460,669
Strategic Income	1,133,019	1,156,602

The cash collateral was invested in a short-term investment.

Dollar Rolls All Portfolios may enter into mortgage dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed upon date. The Portfolios receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio may also be compensated by the receipt of a commitment fee. As the holder, the counter-party receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Futures All Portfolios may purchase and sell financial futures contracts and options on those contracts. The Portfolios invest in contracts based on financial instruments such as U.S. Treasury Bonds or Notes or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Portfolios.

Upon entering into futures contracts, a Portfolio is required to deposit with a broker an amount, termed the initial margin, which typically represents a certain percentage of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker, and the Portfolio realizes a gain or loss.

When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Portfolio could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The following is a summary of open futures contracts at December 31, 2005:

		NUMBER		EXPIRATION	APPRECIATION
PORTFOLIO	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	(DEPRECIATION)

Global Bond	10 year German Euro-Buno	583	Long	Mar 2006	$621,957
	Euribor	410	Long	Mar 2006	—
	Eurex Deutschland	62	Long	Feb 2006	(30,007)
	Japan 10 year Government Bonds	70	Long	Mar 2006	353,325
	Eurodollar	221	Long	Mar 2006	(371,556)
	Eurodollar	192	Long	Sep 2006	(19,200)
	U.S. 5 year Treasury Notes	469	Long	Mar 2006	205,922
	Euribor	589	Long	Feb 2006	—
	U.S. Treasury Bonds	121	Long	Mar 2006	210,500
	U.S. 10 year Treasury Notes	97	Short	Mar 2006	(66,844)

					$904,097

Investment Quality Bond	U.S. 10 year Treasury Notes	60	Short	Mar 2006	($44,713)
	U.S. 10 year Treasury Notes	33	Short	Mar 2006	(9,896)

					($54,609)

130

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

		NUMBER		EXPIRATION	APPRECIATION
PORTFOLIO	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	(DEPRECIATION)

Real Return Bond	U.S. 10 year Treasury Notes	36	Long	Mar 2006	$13,687
	U.S. 5 year Treasury Notes	283	Long	Mar 2006	65,594
	Eurodollar	17	Long	Jun 2006	3,613
	Eurodollar	99	Long	Dec 2006	(6,900)
	Eurodollar	99	Long	Mar 2007	(5,363)
	Eurodollar	99	Long	Jun 2007	(1,475)
	Eurodollar	99	Long	Sep 2007	4,025
	U.S. Treasury Bonds	104	Short	Mar 2006	(225,414)

					($152,233)

Strategic Bond	U.S. 10 year Treasury Notes	156	Long	Mar 2006	$139,567
	U.S. 2 year Treasury Notes	165	Long	Mar 2006	18,173
	U.S. 5 year Treasury Notes	724	Short	Mar 2006	(370,385)

					($212,645)

Total Return	Eurodollar	79	Long	Mar 2006	($14,813)
	U.S. 10 year Treasury Notes	1,253	Long	Mar 2006	1,245,852
	U.S. 5 year Treasury Notes	1,375	Long	Mar 2006	258,438
	U.S. Treasury Bonds	174	Long	Mar 2006	313,734
	Eurodollar	79	Long	Jun 2006	(14,813)
	Eurodollar	268	Long	Sep 2006	(215,763)
	Eurodollar	1,734	Long	Dec 2006	246,225
	Eurodollar	1,444	Long	Mar 2007	33,075
	Eurodollar	789	Long	Jun 2007	1,500
	Eurodollar	459	Long	Sep 2007	52,138
	5 year Euro - BOBL	395	Short	Mar 2006	58,041
	LIBOR	55	Short	Dec 2006	590

					$1,964,204

U.S. Government Securities	U.S. 5 year Treasury Notes	500	Long	Mar 2006	$212,959
	U.S. 10 year Treasury Notes	498	Short	Mar 2006	(484,315)

					($271,356)

Swap Contracts All Portfolios may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay or receive interest of one instrument for that of another instrument (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional principal amount). The Portfolios settle accrued net receivable or payable under the swap contracts on a periodic basis. Accrued interest receivable or payable on the swap contracts is recorded as realized gain or loss. The Portfolios record changes in the value of the swaps as unrealized gains or losses on swap contracts.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Certain Portfolios may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a Portfolio assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Portfolio may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Portfolios had the following interest rate swap contracts open on December 31, 2005:

	NOTIONAL		PAYMENTS MADE	PAYMENTS RECEIVED	TERMINATION	APPRECIATION
PORTFOLIO	AMOUNT	CURRENCY	BY PORTFOLIO	BY PORTFOLIO	DATE	(DEPRECIATION)

Global Bond
	29,900,000	AUD	6 Month BBR-BBSW	Fixed 6.00%	Jun 2010	$252,075
	31,200,000	AUD	6 Month LIBOR	Fixed 6.00%	Jun 2010	262,046
	17,800,000	AUD	6 Month LIBOR	Fixed 6.00%	Jun 2015	(265,884)
	17,100,000	AUD	Fixed 6.00%	6 Month BBR-BBSW	Jun 2015	(255,969)
	1,100,000	CAD	3 Month LIBOR - CBK	Fixed 4.50%	Jun 2025	(9,458)
	4,800,000	CAD	Fixed 5.50%	3 Month CBK	Dec 2014	(167,702)
	4,000,000	CAD	Fixed 5.50%	3 Month CBK	Dec 2014	(139,752)
	7,100,000	CAD	Fixed 5.50%	3 Month CBK	Dec 2014	(248,060)
	5,300,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	208,967
	9,900,000	EUR	Fixed 3.75%	6 Month EURIBOR	Jun 2011	(297,772)

131

John Hancock Trust Notes to Financial Statements SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	NOTIONAL		PAYMENTS MADE	PAYMENTS RECEIVED	TERMINATION	APPRECIATION
PORTFOLIO	AMOUNT	CURRENCY	BY PORTFOLIO	BY PORTFOLIO	DATE	(DEPRECIATION)

Global Bond
	2,100,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	$79,847
	300,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	11,833
	1,300,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	51,275
	3,400,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	134,105
	200,000	EUR	6 Month LIBOR - BBA	Fixed 5.00%	Jun 2012	(22,987)
	5,300,000	EUR	Fixed 4.00%	6 Month LIBOR	Dec 2014	(281,235)
	1,340,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	(72,592)
	9,300,000	EUR	Fixed 4.00%	6 Month LIBOR	Dec 2014	(506,748)
	21,200,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	(1,124,939)
	8,400,000	EUR	Fixed 4.50%	6 Month EURIBOR	Jun 2015	(845,183)
	37,700,000	EUR	Fixed 4.50%	6 Month EURIBOR	Jun 2015	(3,853,198)
	12,300,000	EUR	Fixed 5.00%	6 Month EURIBOR	Jun 2012	(1,413,683)
	3,400,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	111,024
	40,000,000	GBP	6 Month LIBOR - BBA	Fixed 5.00%	Sep 2010	1,306,164
	700,000	GBP	6 Month LIBOR - BBA	Fixed 5.00%	Sep 2010	22,858
	16,900,000	GBP	6 Month LIBOR - BBA	Fixed 5.00%	Sep 2010	551,854
	4,200,000	GBP	6 Month LIBOR - BBA	Fixed 5.00%	Sep 2010	137,147
	4,800,000	GBP	6 Month LIBOR - BBA	Fixed 5.00%	Sep 2010	156,740
	16,300,000	GBP	6 Month LIBOR - BBA	Fixed 5.00%	Sep 2010	532,262
	13,600,000	GBP	Fixed 5.00%	6 Month LIBOR	Sep 2010	429,846
	9,800,000	GBP	Fixed 5.00%	6 Month LIBOR	Jun 2034	(1,541,191)
	11,600,000	GBP	Fixed 5.00%	6 Month LIBOR	Sep 2010	(360,241)
	5,100,000	GBP	Fixed 5.00%	6 Month LIBOR - BBA	Dec 2019	(207,262)
	2,500,000	GBP	Fixed 5.00%	6 Month LIBOR	Jun 2034	(393,161)
	3,800,000	GBP	Fixed 5.00%	6 Month LIBOR	Sep 2010	120,104
	1,700,000	GBP	Fixed 5.00%	6 Month LIBOR	Jun 2034	(265,477)
	100,000	GBP	Fixed 5.00%	6 Month LIBOR	Jun 2034	(15,726)
	300,000	GBP	Fixed 5.00%	6 Month LIBOR	Jun 2034	(47,179)
	58,600,000	HKD	Fixed 4.235%	3 Month HIBOR	Dec 2008	39,152
	43,000,000	HKD	Fixed 5.753%	3 Month HIBOR	Feb 2006	(8,112)
	330,000,000	JPY	Fixed 0.80%	6 Month LIBOR - BBA	Mar 2012	60,168
	310,000,000	JPY	Fixed 1.30%	6 Month LIBOR	Sep 2011	(32,902)
	855,000,000	JPY	Fixed 1.50%	6 Month LIBOR	Jun 2015	84,788
	1,900,000,000	JPY	Fixed 1.50%	6 Month LIBOR	Jun 2015	189,762
	2,180,000,000	JPY	Fixed 1.50%	6 Month LIBOR	Jun 2015	217,727
	670,000,000	JPY	Fixed 2.00%	6 Month LIBOR - BBA	Jun 2012	(287,718)
	325,000,000	JPY	Fixed 2.00%	6 Month LIBOR - BBA	Dec 2013	(126,041)
	54,000,000	USD	3 Month LIBOR - BBA	Fixed 3.00%	Jun 2006	(400,969)
	111,000,000	USD	3 Month LIBOR - BBA	Fixed 3.00%	Jun 2006	(824,213)
	3,300,000	USD	3 Month LIBOR - BBA	Fixed 5.50%	Dec 2014	61,126
	4,700,000	USD	3 Month LIBOR - BBA	Fixed 5.50%	Dec 2014	87,058
	2,900,000	USD	3 Month LIBOR - BBA	Fixed 5.50%	Dec 2014	53,717
	70,400,000	USD	Fixed 5.00%	3 Month LIBOR - BBA	Jun 2011	(323,093)
	38,100,000	USD	Fixed 5.00%	3 Month LIBOR - BBA	Jun 2016	(122,285)
	28,600,000	USD	Fixed 5.00%	3 Month LIBOR - BBA	Jun 2011	(131,256)
	1,900,000	USD	Fixed 5.00%	3 Month LIBOR - BBA	Jun 2013	(9,495)
	11,800,000	USD	Fixed 5.00%	3 Month LIBOR - BBA	Jun 2016	(37,873)
	42,000,000	USD	Fixed 5.00%	3 Month LIBOR - BBA	Jun 2013	(209,883)
	34,200,000	USD	Fixed 5.00%	3 Month LIBOR - BBA	Jun 2016	(109,768)
	5,100,000	USD	Fixed 5.00%	3 Month LIBOR - BBA	Jun 2008	(10,859)
	4,200,000	USD	Fixed 5.00%	3 Month LIBOR - BBA	Jun 2016	(13,480)
	5,000,000	USD	Fixed 5.00%	3 Month LIBOR - BBA	Jun 2011	(22,947)
	700,000	USD	Fixed 5.00%	3 Month LIBOR - BBA	Jun 2016	(2,247)
	400,000	USD	Fixed 5.00%	3 Month LIBOR - BBA	Jun 2026	3,088

						($9,843,807)

132

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	NOTIONAL		PAYMENTS MADE		PAYMENTS RECEIVED	TERMINATION	APPRECIATION
PORTFOLIO	AMOUNT	CURRENCY	BY PORTFOLIO		BY PORTFOLIO	DATE	(DEPRECIATION)

Real Return Bond
	2,000,000	EUR	Fixed 2.09%		French CPI Ex Tobacco Index	Oct 2010	$8,572
	1,800,000	EUR	French CPI Ex Tobacco Index		Fixed 2.1025%	Oct 2010	10,375
	2,700,000	EUR	Fixed 2.1455%		French CPI Ex Tobacco Index	Oct 2010	21,285
	5,700,000	EUR	Fixed 4.50%		6 Month Libor	Jun 2015	(582,532)
	3,000,000	USD	3 Month Libor		Fixed 5.00%	Jun 2011	13,768
	2,500,000	USD	3 Month Libor		Fixed 5.00%	Jun 2011	11,473
	24,100,000	USD	Fixed 5.00%		3 Month LIBOR - BBA	Jun 2016	(77,351)
	8,500,000	USD	Fixed 5.00%		3 Month LIBOR	Jun 2013	(42,476)
	27,700,000	USD	Fixed 5.00%		3 Month LIBOR - BBA	Jun 2016	(88,906)
	100,000	USD	Fixed 5.00%		3 Month LIBOR	Jun 2016	1,327

							($724,465)

Total Return
	1,100,000	EUR	Fixed 2.09%		French CPI Ex Tobacco Index	Oct 2010	$5,561
	4,800,000	EUR	Fixed 2.1025%		French CPI Ex Tobacco Index	Oct 2010	32,638
	1,100,000	EUR	Fixed 2.1455%		French CPI Ex Tobacco Index	Oct 2010	10,230
	36,300,000	GBP	6 Month Libor		Fixed 5.00%	Jun 2007	301,872
	12,500,000	GBP	6 Month Libor		Fixed 5.00%	Jun 2011	467,465
	19,700,000	GBP	6 Month Libor		Fixed 4.50%	Sep 2009	(56,177)
	800,000	GBP	6 Month Libor		Fixed 4.00%	Dec 2035	(4,339)
	130,000,000	JPY	Fixed 2.00%		6 Month Libor	Jun 2012	(55,826)
	258,000,000	JPY	Fixed 2.00%		6 Month Libor	Jun 2012	(110,793)
	390,000,000	JPY	Fixed 2.00%		6 Month Libor	Jun 2012	(167,477)
	1,005,000,000	JPY	Fixed 2.00%		6 Month Libor	Jun 2012	(431,576)
	16,000,000	USD	3 Month Libor		Fixed 3.00%	Jun 2006	(118,806)
	6,300,000	USD	3 Month Libor		Fixed 5.00%	Jun 2011	28,913
	15,000,000	USD	3 Month Libor		Fixed 3.00%	Jun 2006	(111,380)
	9,800,000	USD	3 Month Libor		Fixed 3.00%	Jun 2006	(72,768)
	20,100,000	USD	3 Month Libor		Fixed 5.00%	Jun 2011	92,247
	6,600,000	USD	3 Month Libor		Fixed 5.00%	Jun 2016	21,183
	2,400,000	USD	3 Month Libor		Fixed 5.00%	Dec 2035	(38,149)
	800,000	USD	Fixed 5.00%		3 Month Libor	Jun 2026	6,175

							($201,007)
The Portfolios had the following credit default swap contracts open on December 31, 2005:

	DEFAULT			NOTIONAL	ANNUAL PAYMENTS MADE/	TERMINATION	APPRECIATION
PORTFOLIO	AMOUNT		ISSUER	AMOUNT	RECEIVED BY PORTFOLIO	DATE	(DEPRECIATION)

Global Bond
PROTECTION RECEIVED
	$10,000,000	General Motor Acceptance Corp.		$1,700,000	1.75%	Sep 06	($44,333)
	10,000,000	General Motor Acceptance Corp.		450,000	1.70	Sep 06	(11,893)
	10,000,000	General Motor Acceptance Corp.		2,400,000	1.70	Sep 06	(63,427)
	10,000,000	Dow Jones CDX NA IG		6,944,000	0.50	Mar 10	21,205
	10,000,000	Dow Jones CDX NA IG		1,984,000	0.50	Mar 10	6,059
	10,000,000	J.C. Penny Company, Inc.		500,000	0.90	Sep 10	6,158
	10,000,000	J.C. Penny Company, Inc.		500,000	0.94	Sep 10	7,002
	10,000,000	Republic of Turkey		1,900,000	(2.70)	Sep 10	(100,892)

							($180,121)

133

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	DEFAULT		NOTIONAL	ANNUAL PAYMENTS MADE/ TERMINATION		APPRECIATION
PORTFOLIO	AMOUNT	ISSUER	AMOUNT	RECEIVED BY PORTFOLIO	DATE	(DEPRECIATION)

Real Return Bond
PROTECTION RECEIVED
	$10,000,000	Ford Motor Credit CDS SP	$1,500,000	3.10%	Jun 06	($13,774)
	10,000,000	General Motor Acceptance Corp.	1,000,000	4.25	Jun 06	(5,568)
	10,000,000	General Motor Acceptance Corp.	1,000,000	3.83	Jun 06	(7,523)
	10,000,000	General Motor Acceptance Corp.	1,000,000	4.15	Jun 06	(6,034)
	10,000,000	General Motor Acceptance Corp.	500,000	1.70	Sep 06	(13,214)
	10,000,000	General Motor Acceptance Corp.	100,000	1.70	Sep 06	(2,634)
	10,000,000	General Motor Acceptance Corp.	300,000	1.80	Sep 06	(7,694)
	10,000,000	General Motor Acceptance Corp.	1,500,000	2.45	Sep 07	(66,938)
	10,000,000	General Motor Acceptance Corp.	1,000,000	2.65	Sep 07	(41,526)

						($164,905)

Total Return
PROTECTION RECEIVED
	$10,000,000	Dow Jones CDX NA IG	$2,900,000	-0.85%	Dec 10	$14,269
	10,000,000	Ford Motor Credit SP	300,000	3.35	Jun 06	(2,405)
	10,000,000	Ford Motor Credit SP	4,000,000	4.70	Dec 06	(14,284)
	10,000,000	Ford Motor Credit SP	5,000,000	4.75	Dec 06	(236,551)
	10,000,000	Ford Motor Credit SP	250,000	2.70	Jun 07	(8,590)
	10,000,000	General Motor Acceptance Corp.	3,000,000	2.90	Jun 06	(35,560)
	10,000,000	General Motor Acceptance Corp.	3,300,000	2.80	Jun 06	(40,652)
	10,000,000	General Motor Acceptance Corp.	7,700,000	1.70	Sep 06	(203,494)
	10,000,000	General Motor Acceptance Corp.	800,000	1.80	Sep 06	(20,583)
	10,000,000	Republic of Turkey	5,000,000	(2.25)	Sep 10	(172,241)
	10,000,000	Russian Federation	1,100,000	0.58	Jun 06	1,497
	10,000,000	Russian Federation	200,000	0.62	Mar 07	594
	10,000,000	Russian Federation	100,000	0.77	May 07	532

						($717,468)

Forward Foreign Currency Contracts All Portfolios, with the exception of U.S. Government Securities, may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or Portfolio position. Forward foreign currency contracts are valued at forward foreign currency exchange rates and marked to market daily. Net realized gains (losses) on foreign currency and forward foreign currency contracts shown in the Statements of Operations include net gains or losses realized by a Portfolio on contracts that have matured.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period, the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined using forward foreign currency exchange rates supplied by a quotation service. The Portfolios could be exposed to risks in excess of amounts recognized on the Statements of Assets and Liabilities if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the forward foreign currency contract changes unfavorably.

At December 31, 2005 certain Portfolios entered into forward foreign currency contracts, which contractually obligate the Portfolios to deliver currencies at future dates. Open forward foreign currency contracts at December 31, 2005 were as follows:

		PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
PORTFOLIO	CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

Global Bond	BUYS

	Indonesian Rupiah	10,200,900,000	Jan 2006	$89,063
	Australian Dollar	3,008,000	Jan 2006	(9,499)
	Japanese Yen	228,477,000	Jan 2006	(11,448)
	Japanese Yen	20,075,441,500	Jan 2006	229,268
	Canadian Dollar	15,858,000	Jan 2006	262,705
	Canadian Dollar	715,000	Jan 2006	(7,753)
	Pound Sterling	6,004,000	Jan 2006	(169,156)
	Pound Sterling	19,071,000	Jan 2006	36,869
	Australian Dollar	2,713,000	Jan 2006	(54,008)
	Euro	3,026,000	Jan 2006	(14,125)
	Euro	56,834,000	Jan 2006	420,593
	Japanese Yen	228,498,370	Jan 2006	43,129
	Australian Dollar	4,728,000	Jan 2006	1,731
	Singapore Dollar	184,000	Jan 2006	(1,371)
	South Korean Won	230,200,000	Jan 2006	2,068
	Chilean Peso	27,848,000	Feb 2006	4,695

134

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

		PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
PORTFOLIO	CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

Global Bond	BUYS

	Chilean Peso	102,553,000	Feb 2006	$13,603
	Peruvian Nouveau	1,164,000	Feb 2006	(17,934)
	Brazilian Real	1,031,000	Feb 2006	18,041
	South Korean Won	513,100,000	Feb 2006	(33)
	Polish Zloty	574,000	Feb 2006	1,002
	Singapore Dollar	316,000	Feb 2006	(2,654)
	South African Rand	1,071,000	Feb 2006	5,089
	Mexican Peso	2,099,000	Feb 2006	5,648
	Chilean Peso	29,492,500	Feb 2006	2,455
	New Taiwan Dollar	7,551,000	Feb 2006	(9,082)
	Brazilian Real	298,000	Feb 2006	7,501
	Peruvian Nouveau	411,000	Feb 2006	(6,546)
	New Taiwan Dollar	3,320,000	Feb 2006	(2,745)
	Polish Zloty	360,000	Feb 2006	1,588
	Singapore Dollar	171,000	Feb 2006	(410)
	South Korean Won	116,500,000	Feb 2006	1,054
	Mexican Peso	1,657,000	Feb 2006	6,279
	Danish Kroner	43,045,000	Mar 2006	62,175
	Swedish Krona	15,909,000	Mar 2006	37,871
	South Korean Won	350,100,000	Mar 2006	4,549
	Mexican Peso	1,156,000	Mar 2006	3,632
	Polish Zloty	368,000	Mar 2006	(671)
	Indian Rupee	39,425,000	May 2006	6,823

				$959,996

	SELLS

	Indonesian Rupiah	1,036,045	Jan 2006	$526
	Japanese Yen	3,602,526	Jan 2006	(66,048)
	Japanese Yen	2,855,686	Jan 2006	51,147
	Pound Sterling	10,958,531	Jan 2006	303,561
	Euro	3,074,115	Jan 2006	3,729

				$292,915

Real Return	BUYS

	Japanese Yen	635,125,000	Jan 2006	$2,817
	Euro	2,116,000	Jan 2006	5,344
	Polish Zloty	199,000	Mar 2006	(363)

				$7,798

	SELLS

	Canadian Dollar	409,529	Jan 2006	($8,319)
	Euro	33,111,947	Jan 2006	(214,214)
	Euro	1,206,599	Feb 2006	(5,307)

				($227,840)

Strategic Income	SELLS

	Euro	3,849,734	Jan 2006	($15,180)
	New Zealand Dollar	1,777,350	Jan 2006	37,049
	Pound Sterling	282,080	Apr 2006	7,075

				$28,944

135

John Hancock Trust Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

		PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
PORTFOLIO	CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

Total Return	BUYS

	Japanese Yen	33,006,000	Jan 2006	($1,654)
	Japanese Yen	2,021,207,000	Jan 2006	9,747
	Pound Sterling	1,485,168	Jan 2006	(17,676)
	Pound Sterling	1,264,000	Jan 2006	2,440
	Euro	2,631,000	Jan 2006	(5,882)
	Euro	16,319,000	Jan 2006	22,366
	Singapore Dollar	441,000	Jan 2006	(3,285)
	South Korean Won	564,900,000	Jan 2006	5,074
	Chilean Peso	66,219,000	Feb 2006	(174)
	Chilean Peso	175,494,000	Feb 2006	13,376
	Brazilian Real	962,000	Feb 2006	(21,216)
	South African Rand	572,000	Feb 2006	4,303
	Chilean Peso	392,526,000	Feb 2006	36,829
	Peruvian Nouveau Sol	908,000	Feb 2006	(14,463)
	Indian Rupee	10,912,000	Feb 2006	5,711
	New Taiwan Dollar	8,760,000	Feb 2006	(7,243)
	New Taiwan Dollar	8,584,000	Feb 2006	5,363
	Peruvian Nouveau Sol	1,085,000	Feb 2006	(5,120)
	Polish Zloty	4,613,000	Feb 2006	44,029
	Singapore Dollar	449,000	Feb 2006	(1,076)
	Singapore Dollar	726,000	Feb 2006	8,012
	South Korean Won	886,816,000	Feb 2006	18,043
	Mexican Peso	1,668,000	Feb 2006	(1,720)
	Mexican Peso	6,238,000	Feb 2006	14,038
	Peruvian Nouveau Sol	1,119,000	Mar 2006	(13,679)
	Indian Rupee	21,696,000	Mar 2006	(11,518)
	Singapore Dollar	548,000	Mar 2006	1,382
	New Taiwan Dollar	10,659,000	Mar 2006	1,067
	South Korean Won	377,600,000	Mar 2006	4,906
	Mexican Peso	3,592,000	Mar 2006	11,285
	Polish Zloty	868,000	Mar 2006	(1,583)

				$101,682

	SELLS

	Japanese Yen	1,432,844	Jan 2006	($30,910)
	Canadian Dollar	589,487	Jan 2006	(11,982)
	Japanese Yen	2,570,003	Jan 2006	(36,562)
	Euro	20,340,909	Jan 2006	(204,596)

				($284,050)

Forward Commitments All Portfolios may purchase or sell debt securities on a when issued or forward delivery basis, which means that the obligations will be delivered to the Portfolios at a future date, which may be a month or more after the date of commitment. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

The Portfolio may receive compensation for interest forgone in the purchase of forward delivery securities. With respect to purchase commitments, each Portfolio identi-fies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The value of the securities underlying a forward commitment to purchase securities, and the subsequent fluctuations in their value, are taken into account when determining the Portfolio’s net asset value starting on the day the Portfolio agrees to purchase the securities. The market values of the securities purchased on a forward delivery basis are identified in the Portfolio of Investments.

Federal Income Taxes Each Portfolio’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio is treated as a separate taxpayer for federal income tax purposes.

136

John Hancock Trust Notes to Financial Statements

Distribution of Income and Gains During any particular year, net realized gains from investment transactions of each Portfolio, in excess of available capital loss car-ryforwards of each Portfolio, would be taxable to such Portfolio if not distributed. Therefore, each Portfolio intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Distributions paid by the Portfolios with respect to each Series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each Series. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital Accounts The Portfolios report the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Portfolio may periodically make reclassifications among certain capital accounts without affecting its net asset value.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS.

Advisory Fees The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment and reinvestment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Advisory fees charged to each Portfolio were as follows:

Portfolio	Average Net Assets — All Asset Levels

Active Bond[1]	0.600%
Global Bond	0.700%
Real Return Bond	0.700%
Total Return	0.700%

1. Until May 1, 2005, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.700% of the first $100 million of the Portfolio’s average net assets, (b) 0.650% of the next $150 million, (c) 0.610% of the next $250 million, (d) 0.580% of the next $500 million and (e) 0.550% of the Portfolio’s average net assets in excess of $1 billion.

	First	Excess
	$500 million	Over $500 million
	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets

High Yield[1]	0.725%	0.650%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the High Yield, a series of the Trust, and the High Yield Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of series of John Hancock Funds II.

		Between
	First	$200 million	Excess
	$200 million	and $500 million	Over $500 million
	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets

Investment Quality Bond[1]	0.600%	0.600%	0.550%
Strategic Bond[2]	0.725	0.725	0.650
U.S. Government Securities[3]	0.650	0.650	0.550
U.S. High Yield Bond[4]	0.750	0.720	0.720

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Investment Quality Bond, a series of the Trust, and the Investment Quality Bond Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

2 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Strategic Bond, a series of the Trust, and the Strategic Bond Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

3 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the U.S. Government Securities, a series of the Trust, and the U.S. Government Securities Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

4 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the U.S. High Yield Bond, a series of the Trust, and the U.S. High Yield Bond Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

	First	Between $200 million	Excess
	$200 million	and $400 million	Over $400 million
	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets

Core Bond[1]	0.690%	0.640%	0.600%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Core Bond, a series of the Trust, and the Core Bond Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

	First	Excess
	$500 million	Over $500 million
	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets

Strategic Income[1]	0.725%	0.650%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Strategic Income, a series of the Trust, and the Strategic Income Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

137

John Hancock Trust Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

	First	Between$100 million	Excess over
	$100 million	and $250 million	$250 million
	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets	Net Assets	Net Assets

Short-Term Bond[1]	0.600%	0.575%	0.550%

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: the Short -Term Bond, a series of the Trust, and the Short-Term Fund, a series of John Hancock Funds II, are included. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II. Until May 1, 2005, the Portfolio paid monthly advisory fees at an annual rate of 0.600% of the Portfolio’s average net assets.

John Hancock Funds II is a retail mutual fund advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Distributors, LLC. Effective March 1, 2005, shareholders of the Trust voted to approve an Amended Advisory Agreement between the Trust and JHIMS increasing the advisory fee for each Portfolio, except for Active Bond and Short-Term Bond, by 0.10% of average daily net assets. The advisory fee increase for each Portfolio was accompanied by a corresponding decrease of 0.10% in the Rule 12b-1 distribution fee.

Expense Reimbursement Pursuant to the Advisory Agreement, the Adviser reimburses the Portfolios for expenses (excluding advisory fees, Rule 12b-1 fees, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business) incurred in excess of, on an annualized basis, 0.50% of the average net assets of Active Bond, Core Bond, High Yield, Investment Quality Bond, Real Return Bond, Short-Term Bond, Strategic Bond, Strategic Income, Total Return, U.S. Government Securities and U.S. High Yield Bond and 0.75% of the average net assets of Global Bond.

For Active Bond and Short-Term Bond, prior to May 1, 2005, in the event that normal operating expenses of the Portfolios, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, exceeded 0.10% of each Portfolio’s daily net asset value, John Hancock USA and JHVLICO would reimburse Portfolios for such excess. During the period from January 1, 2005 through April 30, 2005, there were no reimbursements paid to the Portfolios listed above.

In the case of the Series III shares, the Adviser voluntarily agreed to reimburse 100% of the class specific Blue Sky and Transfer Agent fees.

Fund Administration Fees The Advisory Agreement requires the Portfolios to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolios including, the preparation of all tax returns, annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports. Total expenses are allocated to each Portfolio based on its average daily net asset value.

Distribution Plans In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Board of Trustees has approved Distribution Plans (the “Plans”) for Series I, Series II and Series III of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor, John Hancock Distributors, LLC (“JHD”), for distribution services pursuant to the Plans. JHD is a Delaware limited liability company controlled by John Hancock USA and it serves as principal underwriter and distributor of the variable contracts issued by John Hancock USA, John Hancock New York, JHLICO and JHVLICO. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. Accordingly, the Portfolios make payments to JHD at an annual rate not to exceed 0.05% (0.15% prior to May 1, 2005) of Series I average daily net asset value, 0.25% (0.35% prior to May 1, 2005) of Series II average daily net asset value and 0.40% (0.50% prior to May 1, 2005) of Series III average daily net asset value. Prior to May 1, 2005 Signator Investors, Inc., a wholly owned subsidiary of John Hancock USA, was the principal underwriter and transfer agent of the following Portfolios: Active Bond and Short-Term Bond.

4. TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees expenses are allocated to each Portfolio based on its average daily net asset value.

5. GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

6. 17a-7 TRANSACTIONS In accordance with the provisions of Rule 17a-7 under the Investment Company Act of 1940, the following Portfolios sold securities to other investment companies managed by the Adviser:

PORTFOLIO	SECURITIES

Active Bond	$30,301,592
Core Bond	54,735,339
Global Bond	144,533,513
High Yield	243,144,865
Investment Quality Bond	59,092,020
Real Return Bond	30,716,184
Strategic Bond	106,952,521
Total Return	214,557,112
U.S. Government Securities	33,508,063
U.S. High Yield Bond	41,274,193

The trades were executed at the last sale price at the end of the day on October 14, 2005. All transactions were executed in accordance with Rule 17a-7 policies and procedures of John Hancock Trust approved by the Board of Trustees at the September 23, 2005, board meeting.

138

John Hancock Trust Notes to Financial Statements

7. LINE OF CREDIT All Trust Portfolios, with the exception of U.S. Government Securities, have entered into an agreement which enables them to participate in a $100 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50% . In addition, effective October 14, 2005 a commitment fee of 0.07% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. Prior to October 14, 2005 the commitment fee was charged at an annual rate of 0.09% of the average daily-unused portion of the line of credit. For the year ended December 31, 2005 there were no borrowings under the line of credit.

8. CAPITAL SHARES Share activity for the Portfolios for year or period ended December 31, 2004 and the year or period ended December 31, 2005 were as follows:

Active Bond	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares*
Sold	—	—	237,300	$2,296,092
Issued in reorganization (Note 1)	—	—	23,771,636	228,308,197
Distributions reinvested	—	—	52,948	512,678
Repurchased	—	—	(6,972,170)	(67,290,801)
Net increase (decrease)	—	—	17,089,714	$163,826,166

Series II shares*
Sold	—	—	13,668,966	$132,226,329
Issued in reorganization (Note 1)	—	—	45,010,346	432,289,589
Distributions reinvested	—	—	128,418	1,243,423
Repurchased	—	—	(1,313,203)	(12,688,724)
Net increase (decrease)	—	—	57,494,527	$553,070,617

Series NAV shares
Sold	9,860,059	$95,482,100	29,055,004	$279,103,330
Issued in reorganization (Note 1)	—	—	3,704,326	35,577,185
Distributions reinvested	4,981,559	48,063,922	1,561,439	15,010,902
Repurchased	(20,272,865)	(196,162,922)	(13,012,520)	(125,540,077)
Net increase (decrease)	(5,431,247)	($52,616,900)	21,308,249	$204,151,340

Net increase (decrease)	(5,431,247)	($52,616,900)	95,892,490	$921,048,123

* Series I and Series II shares began operations on 4-29-05.

Core Bond	Period ended 12-31-05*
	Shares	Amount

Series I shares
Sold	3,012	$37,981
Repurchased	(1,666)	(20,842)
Net increase (decrease)	1,346	$17,139

Series II shares
Sold	76,810	$966,226
Repurchased	(14,714)	(185,171)
Net increase (decrease)	62,096	$781,055

Series NAV shares
Sold	26,112,481	$327,155,505
Repurchased	(14,011,026)	(175,146,300)
Net increase (decrease)	12,101,455	$152,009,205

Net increase (decrease)	12,164,897	$152,807,399

* Period from 4-29-05 (commencement of operations) to 12-31-05.

139

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Global Bond	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	19,103,098	$294,105,038	2,526,814	$39,810,086
Distributions reinvested	1,022,454	14,948,282	699,168	10,487,504
Repurchased	(5,964,561)	(89,984,392)	(20,954,384)	(330,116,899)
Net increase (decrease)	14,160,991	$219,068,928	(17,728,402)	($279,819,309)

Series II shares
Sold	19,691,998	$299,289,758	5,780,409	$89,073,067
Distributions reinvested	542,378	7,902,445	404,034	6,056,454
Repurchased	(1,700,511)	(25,783,173)	(18,981,134)	(302,499,246)
Net increase (decrease)	18,533,865	$281,409,030	(12,796,691)	($207,369,725)

Series III shares
Sold	95,260	$1,465,078	33,640	$526,185
Distributions reinvested	182	2,656	2,526	37,692
Repurchased	(15,177)	(234,889)	(87,256)	(1,348,972)
Net increase (decrease)	80,265	$1,232,845	(51,090)	($785,095)

Series NAV shares*
Sold	—	—	57,818,553	$898,582,385
Issued in reorganization (Note 1)	—	—	7,773,082	118,622,037
Distributions reinvested	—	—	2,118,597	31,694,080
Repurchased	—	—	(31,471,513)	(460,141,048)
Net increase (decrease)	—	—	36,238,719	$588,757,454

Net increase (decrease)	32,775,121	$501,710,803	5,662,536	$100,783,325

* Series NAV shares began operations on 2-28-05.
High Yield	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	25,361,499	$252,804,308	9,398,434	$96,658,315
Distributions reinvested	3,415,600	32,755,605	1,226,582	12,032,871
Repurchased	(19,419,461)	(189,482,887)	(65,059,976)	(684,565,912)
Net increase (decrease)	9,357,638	$96,077,026	(54,434,960)	($575,874,726)

Series II shares
Sold	39,872,212	$395,223,243	10,093,136	$104,412,036
Distributions reinvested	1,970,398	18,837,008	499,158	4,921,740
Repurchased	(5,619,150)	(54,400,596)	(66,134,512)	(696,027,522)
Net increase (decrease)	36,223,460	$359,659,655	(55,542,218)	($586,693,746)

Series III shares
Sold	205,939	$2,075,526	111,995	$1,143,627
Distributions reinvested	527	5,054	2,307	22,593
Repurchased	(28,741)	(289,837)	(201,885)	(2,121,343)
Net increase (decrease)	177,725	$1,790,743	(87,583)	($955,123)

Series NAV shares*
Sold	—	—	165,161,174	$1,727,471,041
Issued in reorganization (Note 1)	—	—	8,612,025	83,127,886
Distributions reinvested	—	—	6,883,496	67,320,147
Repurchased	—	—	(49,492,693)	(492,421,855)
Net increase (decrease)	—	—	131,164,002	$1,385,497,219

Net increase (decrease)	45,758,823	$457,527,424	21,099,241	$221,973,624

* Series NAV shares began operations on 2-28-05.

140

John Hancock Trust

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Investment Quality Bond	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	1,139,238	$14,327,637	547,599	$6,675,068
Distributions reinvested	1,923,034	22,980,260	1,399,823	16,433,919
Repurchased	(5,618,981)	(68,812,762)	(12,149,659)	(147,615,422)
Net increase (decrease)	(2,556,709)	($31,504,865)	(10,202,237)	($124,506,435)

Series II shares
Sold	2,271,393	$27,903,790	3,238,840	$38,742,818
Distributions reinvested	449,410	5,356,971	257,517	3,023,232
Repurchased	(614,273)	(7,505,562)	(4,842,875)	(59,852,968)
Net increase (decrease)	2,106,530	$25,755,199	(1,346,518)	($18,086,918)

Series III shares
Sold	27,729	$339,580	16,534	$199,798
Distributions reinvested	214	2,548	389	4,558
Repurchased	(2,939)	(36,060)	(27,153)	(336,343)
Net increase (decrease)	25,004	$306,068	(10,230)	($131,987)

Series NAV shares*
Sold	—	—	11,943,876	$146,932,582
Distributions reinvested	—	—	539,574	6,323,797
Repurchased	—	—	(7,515,189)	(88,868,027)
Net increase (decrease)	—	—	4,968,261	$64,388,352

Net increase (decrease)	(425,175)	($5,443,598)	(6,590,724)	($78,336,988)

* Series NAV shares began operations on 2-28-05.

Real Return Bond	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	7,647,219	$103,141,554	1,703,990	$23,623,065
Distributions reinvested	247,155	3,252,566	51,513	689,751
Repurchased	(4,348,814)	(58,482,718)	(15,468,558)	(215,021,000)
Net increase (decrease)	3,545,560	$47,911,402	(13,713,055)	($190,708,184)

Series II shares
Sold	15,197,544	$203,895,571	4,491,352	$61,644,147
Distributions reinvested	299,796	3,936,327	518,448	6,900,472
Repurchased	(1,754,754)	(23,767,085)	(18,814,604)	(260,459,285)
Net increase (decrease)	13,742,586	$184,064,813	(13,804,804)	($191,914,666)

Series III shares
Sold	59,903	$813,901	13,981	$191,685
Distributions reinvested	140	1,840	220	2,929
Repurchased	(10,512)	(142,983)	(56,155)	(777,979)
Net increase (decrease)	49,531	$672,758	(41,954)	($583,365)

Series NAV shares*
Sold	—	—	52,902,644	$726,674,621
Distributions reinvested	—	—	1,736,657	23,079,962
Repurchased	—	—	(14,340,623)	(193,084,335)
Net increase (decrease)	—	—	40,298,678	$556,670,248

Net increase (decrease)	17,337,677	$232,648,973	12,738,865	$173,464,033

* Series NAV shares began operations on 2-28-05.

Short-Term Bond	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series NAV shares
Sold	7,615,652	$76,567,492	2,435,670	$24,084,842
Distributions reinvested	885,174	8,874,159	392,005	3,858,411
Repurchased	(8,648,477)	(86,936,036)	(7,600,567)	(75,086,506)

Net increase (decrease)	(147,651)	($1,494,385)	(4,772,892)	($47,143,253)

141

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Strategic Bond	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	11,852,892	$138,510,527	2,720,357	$32,898,276
Distributions reinvested	1,573,933	17,911,361	583,651	6,817,046
Repurchased	(7,623,412)	(88,114,614)	(32,355,685)	(389,824,187)
Net increase (decrease)	5,803,413	$68,307,274	(29,051,677)	($350,108,865)

Series II shares
Sold	21,825,497	$253,173,395	5,870,168	$70,468,608
Distributions reinvested	656,827	7,448,422	170,600	1,994,318
Repurchased	(1,475,369)	(16,952,743)	(30,507,922)	(366,958,181)
Net increase (decrease)	21,006,955	$243,669,074	(24,467,154)	($294,495,255)

Series III shares
Sold	116,860	$1,372,992	40,495	$484,034
Distributions reinvested	345	3,926	990	11,522
Repurchased	(12,530)	(148,029)	(107,247)	(1,287,306)
Net increase (decrease)	104,675	$1,228,889	(65,762)	($791,750)

Series NAV shares*
Sold	—	—	83,031,871	$997,787,816
Distributions reinvested	—	—	1,815,611	21,170,020
Repurchased	—	—	(51,417,736)	(607,540,751)
Net increase (decrease)	—	—	33,429,746	$411,417,085

Net increase (decrease)	26,915,043	$313,205,237	(20,154,847)	($233,978,785)

* Series NAV shares began operations on 2-28-05.

Strategic Income	Period ended 12-31-04*		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	448,719	$5,644,599	424,686	$5,729,582
Distributions reinvested	6,750	90,385	34,214	449,953
Repurchased	(9,163)	(117,955)	(51,181)	(688,567)
Net increase (decrease)	446,306	$5,617,029	407,719	$5,490,968

Series II shares
Sold	1,004,358	$12,892,907	825,637	$11,069,983
Distributions reinvested	14,184	189,787	63,201	830,494
Repurchased	(39,936)	(528,448)	(189,614)	(2,546,721)
Net increase (decrease)	978,606	$12,554,246	699,224	$9,353,756

Series NAV shares**
Sold	—	—	31,739	$426,585
Distributions reinvested	—	—	425	5,584
Repurchased	—	—	(20,384)	(272,897)
Net increase (decrease)	—	—	11,780	$159,272

Net increase (decrease)	1,424,912	$18,171,275	1,118,723	$15,003,996

* Period from 5-3-04 (commencement of operations) to 12-31-04.
** Series NAV shares began operations on 4-29-05.

142

John Hancock Trust Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Total Return	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	11,103,523	$153,448,631	2,370,054	$33,194,619
Distributions reinvested	3,029,102	41,286,656	2,088,545	28,216,104
Repurchased	(23,326,908)	(330,847,573)	(36,431,500)	(510,153,025)
Net increase (decrease)	(9,194,283)	($136,112,286)	(31,972,901)	($448,742,302)

Series II shares
Sold	17,366,414	$240,395,737	3,877,670	$54,390,880
Distributions reinvested	1,528,000	20,765,524	987,723	13,334,283
Repurchased	(9,637,080)	(136,952,071)	(28,024,069)	(394,036,267)
Net increase (decrease)	9,257,334	$124,209,190	(23,158,676)	($326,311,104)

Series III shares
Sold	272,708	$3,769,950	183,889	$2,547,199
Distributions reinvested	1,782	24,247	9,488	127,328
Repurchased	(93,587)	(1,296,276)	(163,793)	(2,274,694)
Net increase (decrease)	180,903	$2,497,921	29,584	$399,833

Series NAV shares*
Sold	—	—	75,958,297	$1,062,502,994
Issued in reorganization (Note 1)	—	—	4,721,025	64,188,543
Distributions reinvested	—	—	2,529,119	34,092,594
Repurchased	—	—	(22,705,481)	(310,234,629)
Net increase (decrease)	—	—	60,502,960	$850,549,502

Net increase (decrease)	243,954	($9,405,175)	5,400,967	$75,895,929

* Series NAV shares began operations on 2-28-05.

U.S. Government Securities	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	2,792,807	$38,515,976	1,214,732	$16,655,389
Distributions reinvested	1,213,189	16,475,112	834,916	11,204,586
Repurchased	(7,674,599)	(106,127,569)	(19,898,272)	(273,761,065)
Net increase (decrease)	(3,668,603)	($51,136,481)	(17,848,624)	($245,901,090)

Series II shares
Sold	5,599,615	$77,142,268	1,198,315	$16,436,293
Distributions reinvested	518,267	7,022,513	299,708	4,025,086
Repurchased	(1,937,046)	(26,762,236)	(13,007,031)	(179,356,854)
Net increase (decrease)	4,180,836	$57,402,545	(11,509,008)	($158,895,475)

Series III shares
Sold	59,127	$816,661	17,980	$248,218
Distributions reinvested	343	4,647	46	629
Repurchased	(9,937)	(135,140)	(60,832)	(841,383)
Net increase (decrease)	49,533	$686,168	(42,806)	($592,536)

Series NAV shares*
Sold	—	—	27,060,134	$373,803,396
Distributions reinvested	—	—	837,082	11,208,470
Repurchased	—	—	(20,841,004)	(281,232,954)
Net increase (decrease)	—	—	7,056,212	$103,778,912

Net increase (decrease)	561,766	$6,952,232	(22,344,226)	($301,610,189)

* Series NAV shares began operations on 2-28-05.

U.S. High Yield Bond	Period ended 12-31-05*
	Shares	Amount

Series I shares
Sold	6,218	$79,843
Repurchased	(5,847)	(74,513)
Net increase (decrease)	371	$5,330

Series II shares
Sold	112,939	$1,443,342
Repurchased	(10,001)	(128,210)
Net increase (decrease)	102,938	$1,315,132

Series NAV shares
Sold	23,885,491	$300,542,291
Repurchased	(12,612,195)	(161,042,753)
Net increase (decrease)	11,273,296	$139,499,538

Net increase (decrease)	11,376,605	$140,820,000

* Period from 4-29-05 (commencement of operations) to 12-31-05.

143

John Hancock Trust Notes to Financial Statements

9. INVESTMENT TRANSACTIONS The following summarizes the securities transactions (except for short-term investments) for the Portfolios for the period ended December 31, 2005:

		PURCHASES	SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
Active Bond	$2,677,886,861	$2,577,544,481	$2,537,204,761	$1,753,611,728
Core Bond	1,385,403,900	210,499,299	883,983,923	537,393,057
Global Bond	2,012,229,479	1,207,634,523	1,660,982,931	1,248,515,495
High Yield	—	1,490,930,130	—	1,298,740,597
Investment Quality Bond	73,308,780	53,281,452	105,579,018	95,347,383
Real Return Bond	9,752,239,026	151,463,833	9,064,024,344	575,627,084
Short Term Bond	16,174,792	71,399,230	68,765,281	48,707,317
Strategic Bond	100,117,462	423,163,583	343,610,523	655,170,904
Strategic Income	2,751,557	18,673,331	311,006	6,438,639
Total Return	4,536,778,688	386,930,857	3,899,638,629	757,066,554
U.S. Government Securities	161,447,742	—	214,788,743	—
U.S. High Yield Bond	—	377,597,610	—	240,770,263

The cost of investments owned on December 31, 2005, including short-term investments, for federal income tax purposes, was as follows:

		NET TAX BASIS
		APPRECIATION	TAX BASIS	TAX BASIS
PORTFOLIO	TAX BASIS COST	(DEPRECIATION)	APPRECIATION	DEPRECIATION
Active Bond	$2,198,477,172	($17,073,305)	$15,144,212	$32,217,517
Core Bond	175,006,118	(1,227,455)	357,305	1,584,760
Global Bond	964,250,394	(3,851,848)	12,236,454	16,088,302
High Yield	1,631,594,391	(14,129,898)	40,859,877	54,989,775
Investment Quality Bond	363,047,073	9,076,365	15,422,298	6,345,933
Real Return Bond	1,407,804,426	(17,256,163)	—	17,256,163
Short-Term Bond	227,787,529	(2,750,889)	695,598	3,446,487
Strategic Bond	972,268,424	29,602	10,255,103	10,225,501
Strategic Income	33,686,513	398,054	975,118	577,064
Total Return	1,722,819,332	(2,199,135)	9,989,138	12,188,273
U.S. Government Securities	702,465,490	(243,365)	2,410,454	2,653,819
U.S. High Yield Bond	146,001,894	(204,176)	1,345,604	1,549,780

10. FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles and income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for futures and options transactions, foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies, equalization debits, and excise tax regulations.

The tax-basis components of distributable earnings at December 31, 2005 were as follows:

		UNDISTRIBUTED	UNREALIZED
	UNDISTRIBUTED	LONG TERM	APPRECIATION	LOSS
PORTFOLIO	ORDINARY INCOME	CAPITAL GAINS	(DEPRECIATION)	CARRYFORWARD
Active Bond	$51,856,887	—	($7,913,086)	($9,032,000)
Core Bond	5,871,974	—	(1,366,950)	(3,736,105)
Global Bond	—	$11,110,751	(14,662,602)	—
High Yield	119,268,236	—	(18,632,744)	(97,442,765)
Investment Quality Bond	22,826,722	—	6,578,982	(17,559,094)
Real Return Bond	33,918,203	—	(18,445,314)	—
Short-Term Bond	6,806,662	—	(3,120,742)	(3,906,666)
Strategic Bond	50,613,449	—	(1,427,526)	(6,808,547)
Strategic Income	103,143	7,886	155,406	—
Total Return	55,937,065	—	(3,562,731)	(5,296,846)
U.S. Government Securities	19,751,442	—	117,417	(10,052,702)
U.S. High Yield Bond	8,730,828	—	(393,247)	(1,081,392)

144

John Hancock Trust Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

The tax character of distributions paid during 2004 and 2005 was as follows:

			2004 DISTRIBUTIONS		2005 DISTRIBUTIONS

	ORDINARY		LONG TERM	RETURN	ORDINARY		LONG TERM
PORTFOLIO	INCOME		CAPITAL GAINS	OF CAPITAL	INCOME		CAPITAL GAINS

Active Bond	$39,829,382		$8,234,540	—	$15,772,944		$994,059
Global Bond	22,853,383		—	—	45,155,229		3,120,501
High Yield	51,597,667		—	—	84,297,351		—
Investment Quality Bond	28,339,779		—	—	25,785,506		—
Real Return Bond	7,190,733		—	—	30,673,114		—
Short-Term Bond	7,642,219		—	$1,231,940	3,858,411		—
Strategic Bond	25,363,709		—	—	29,992,970		—
Strategic Income	280,172		—	—	1,254,079		31,952
Total Return	58,630,721		3,445,706	—	53,990,795		21,779,514
U.S. Government Securities	21,422,575		2,079,697	—	26,438,771		—

At December 31, 2005 capital loss carryforwards available to offset future realized gains were approximately:

			LOSS CARRYFORWARD EXPIRING AT DECEMBER 31

PORTFOLIO	2007	2008	2009	2010	2011	2012	2013
Active Bond	$186,000	$96,000	$3,265,000	$2,190,000	—	$924,000	$2,371,000
Core Bond	—	—	—	—	—	—	3,736,000
High Yield	—	—	4,244,000	74,011,000	$19,188,000	—	—
Investment Quality Bond	—	4,459,000	2,482,000	7,691,000	2,514,000	413,000	—
Short-Term Bond	—	—	—	—	—	153,000	3,754,000
Strategic Bond	—	—	525,000	5,174,000	—	—	1,110,000
Total Return	—	—	—	—	—	368,000	4,929,000
U.S. Government Securities	—	—	—	—	—	—	10,053,000
U.S. High Yield Bond	—	—	—	—	—	—	1,081,000

145

PricewaterhouseCoopers LLP Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the portfolios (identified in Note 1) comprising John Hancock Trust (the “Trust”) at December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for periods indicated (except as noted in the last paragraph of this report), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The statement of changes in net assets for year ended December 31, 2004, as well as the financial highlights for periods prior to January 1, 2005, for the Active Bond Trust and Short-Term Bond Trust were audited by other auditors whose report dated February 21, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
February 24, 2006

146

John Hancock Trust

Trustees and Officers Information (Unaudited)

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

DISINTERESTED TRUSTEES

Principal Occupation(s) and
Name, Address and Age	Position with the Trust[1]	Other Directorships During Past Five Years

Don B. Allen	Trustee	Adviser, Sinicon Plastics Inc (plastic injection molding).
601 Congress Street	(since 1985)
Boston, MA 02210
Age: 77
Charles L. Bardelis	Trustee	President and Executive Officer, Island Commuter Corp.
601 Congress Street	(since 1988)	(Marine Transport).
Boston, MA 02210		Trustee of John Hancock Funds II (since 2005) and
Age: 64		John Hancock Funds III (since 2005).
Peter S. Burgess	Trustee	Consultant (financial, accounting and auditing matters)
601 Congress Street	(since 2005)	(since 1999). Certified Public Accountant; Partner; Arthur
Boston, MA 02210		Andersen (prior to 1999).
Age: 63		Director of the following publicly traded companies: PMA Capital
Corporation (since 2004) and Lincoln Educational Services
Corporation (since 2004).
Trustee of John Hancock Funds II (since 2005), John Hancock
Funds III (since 2005).
Elizabeth G. Cook	Trustee	Expressive Arts Therapist, Massachusetts General Hospital
601 Congress Street	(since 2005)[2]	(September 2001 to present); Expressive Arts Therapist, Dana
Boston, MA 02210		Farber Cancer Institute (September 2000 to January 2004);
Age: 68		President, The Advertising Club of Greater Boston.
Trustee of John Hancock Funds II (since 2005) and
John Hancock Funds III (since 2005).
Hassell H. McClellan	Trustee	Associate Professor, The Graduate School of the Wallace E.
601 Congress Street	(since 2005)[2]	Carroll School of Management, Boston College.
Boston, MA 02210		Trustee of John Hancock Funds II (since 2005) and
Age: 60		John Hancock Funds III (since 2005).
James. M. Oates	Chairman	Managing Director, Wydown Group (financial consulting
601 Congress Street	(since 2005)	firm)(since 1994); Chairman, Emerson Investment Management,
Boston, MA 02210	Trustee	Inc. (since 2000); Chairman, Hudson Castle Group, Inc.
Age: 59	(since 2004)	(formerly IBEX Capital Markets, Inc.) (financial services
company) (since 1997).
Director of the following publicly traded companies:
Stifel Financial (since 1996); Investor Financial Services
Corporation (since 1995); and Connecticut River Bancorp,
(since 1998).
Trustee of John Hancock Funds II (since 2005) and
John Hancock Funds III (since 2005); Director, Phoenix Mutual
Funds (since 1988; overseeing 20 portfolios).
F. David Rolwing	Trustee	Former Chairman, President and CEO, Montgomery Mutual
601 Congress Street	(since 1997)[3]	Insurance Company, 1991 to 1999. (Retired 1999).
Boston, MA 02210
Age: 71

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

3 Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

147

John Hancock Trust Trustees and Officers Information (Unaudited)

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

Principal Occupation(s) and
Name, Address and Age	Position with the Trust[1]	Other Directorships During Past Five Years

James R. Boyle[2]	Trustee	President, John Hancock Annuities; Executive Vice President,
601 Congress Street	(since 2005)	John Hancock Life Insurance Company (since June, 2004);
Boston, MA 02210		President U.S. Annuities; Senior Vice President, The
Age: 46		Manufacturers Life Insurance Company (U.S.A) (prior to 2004).
John D. Richardson[2,3]	Trustee	Retired; Former Senior Executive Vice President, Office of the
601 Congress Street	(since 1997)	President, Manulife Financial, February 2000 to March 2002
Boston, MA 02210		(Retired, March, 2002); Executive Vice President and General
Age: 68		Manager, U.S. Operations, Manulife Financial, January 1995
to January 2000.
Director of BNS Split Corp and BNS Split Corp II, publicly traded companies listed on the Toronto Stock Exchange.
Keith F. Hartstein[4]	President	Senior Vice President, Manulife Financial Corporation (since
601 Congress Street	(since 2005)	2004); Director, President and Chief Executive Officer,
Boston, MA 02210		John Hancock Advisers, LLC and The Berkeley Financial
Age: 49		Group, LLC (“The Berkeley Group”) (holding company);
Director, President and Chief Executive Officer, John Hancock
Funds, LLC. (“John Hancock Funds”); Director, President and
Chief Executive Officer, Sovereign Asset Management
Corporation (“SAMCorp.”); Director, John Hancock Signature
Services, Inc.; Director, Chairman and President, NM Capital
Management, Inc. (NM Capital) (since 2005); Chairman,
Investment Company Institute Sales Force Marketing
Committee (since 2003); Executive Vice President,
John Hancock Funds, LLC (until 2005).
John G. Vrysen[4]	Chief Financial Officer	Executive Vice President and Chief Financial Officer,
601 Congress Street	(since 2005)	John Hancock Funds, LLC, July 2005 to present; Senior Vice
Boston, MA 02210		President and General Manager, Fixed Annuities, John Hancock
Age: 51		Financial Services, September 2004 to July 2005; Executive
Vice President, Operations, Manulife Wood Logan,
July 2000 to September 2004.
Gordon M. Shone[4]	Treasurer	Senior Vice President, John Hancock Life Insurance Company
601 Congress Street	(since 2005)	(U.S.A.), January 2001 to present. Vice President, The
Boston, MA 02210		Manufacturers Life Insurance Company (U.S.A.), August 1998
Age: 49		to December 2000.
John D. Danello[4]	Secretary	Vice President/Chief Counsel, US Wealth Management,
601 Congress Street	(since 2005)	John Hancock Financial Services, Inc., February 2005 to present.
Boston, MA 02110		Vice President/Chief Counsel, Life Insurance & Asset
Age: 50		Management, Allmerica Financial Corporation, Inc., 2001
to February 2005.

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 The Trustee is an “interested person” (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

3 Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

4 Affiliated with the Adviser.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Internet site at www.sec.gov.

PROXY VOTING POLICY From time to time, mutual funds are required to vote proxies related to the securities held by the Portfolios. Each of the John Hancock Trust Portfolios vote proxies according to the Trust’s proxy voting policies and procedures approved by the Board of Trustees. A description of the Trust’s proxy voting policies and procedures and the proxy results are available without charge, upon request by calling 1-800-344-1029 or on the SEC Internet website at www.sec.gov.

148

Management of the Trust

Trustees
James M. Oates, Chairman of the Board
Don B. Allen
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McClellan
F. David Rolwing
John D. Richardson

Officers
Keith F. Hartstein, President
John G. Vrysen, Chief Financial Officer
Gordon M. Shone, Treasurer
John D. Danello, Secretary

Investment Adviser
John Hancock Investment Management Services, LLC
Boston, Massachusetts

601 Congress Street Boston MA 02210-2805

PRESORTED STD U.S. POSTAGE PAID RANDOLPH, MA PERMIT NO. 75

JHTBA 12/05

John Hancock

John Hancock Trust

Lifestyle Trusts

Annual Report
December 31, 2005
Audited Financial Statements

0206: 1115014

John Hancock Trust President’s Message

January 31, 2006

Dear Fellow Investors:

The following financial statements are for the John Hancock Trust, the mutual fund that serves as the underlying investment vehicle for your variable annuity, variable insurance product or retirement plan. For the twelve months ended December 31, 2005, total net assets of the Trust increased from $35.8 billion to $49.0 billion.

The major market indexes spent most of 2005 in the red, plagued by high gasoline prices and the aftereffects of two major hurricanes, among other factors. Fortunately, the fourth quarter brought some relief for investors, as the U.S. equity markets posted modest gains and closed the year in positive territory. The Dow Jones Industrial Average rallied, gaining +2.1%, but ended the year down –0.6% after coming close to reaching 11,000 twice --in March and November. The S&P 500 ended the quarter up +2.1%, closing the year up slightly at +4.9%, and the technology-heavy Nasdaq rose +1.4% for the year. Returns were generally higher abroad. The MSCI EAFE Index returned +4.2% for the fourth quarter, ending the year up a strong +14.0% and outperforming the U.S. stock market for the third consecutive year. The fourth quarter capped off a mediocre year for fixed income investors, as the Federal Reserve continued its efforts to control inflation, raising the federal funds rate for the 13th time to 4.25% -- its highest level since May 2001. The LB Aggregate Bond Index closed the quarter up +0.6%, ending the year with a slight gain of +2.4% . The yield on the 10-year U.S. Treasury note moved higher in the fourth quarter, but ended the year at 4.4%, only slightly higher than it was on January 1, 2005. The bright spot in the fixed income world came from abroad. Emerging market bond funds posted an impressive gain of +11.8% for the year, after returning just +1.5% in the fourth quarter.

At John Hancock, we are committed to the time-tested discipline of buy-and-hold investing. We believe that the multi-manager John Hancock Trust can help you achieve diversification in your portfolio, as it gives you access to a variety of portfolio choices. Each year we restructure the platform with additions and mergers, in order to enhance the offering of portfolios.

We also offer Lifestyle portfolios: fund-of-fund portfolios that offer investment risk management strategies ranging from conservative to aggressive. Increasingly, our clients are turning to these portfolios to help them pursue an asset allocation mix appropriate for their risk tolerance. Our five Lifestyle portfolios not only offer exposure to traditional stocks and bonds, but they also invest in alternative asset classes such as real estate securities, natural resources stocks, international small-cap equities, Treasury Inflation-Protected Securities, and foreign bonds. These asset classes can potentially increase returns as well as reduce volatility.

We urge you to review your financial program regularly with your financial consultant to ensure that it continues to help you meet your goals. Now may be the right time to reevaluate your mix of portfolios and increase diversification among different asset classes.

Thank you for choosing John Hancock. We look forward to continuing to earn your trust as we serve your retirement, insurance, and investment needs.

Sincerely,

Keith F. Hartstein President John Hancock Trust

2

John Hancock Trust Annual Report -- Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Porfolio’s page #)	4–9
Understanding Your Portfolio’s Expenses	10
Statements of Assets and Liabilities	13
Statements of Operations	15
Statements of Changes in Net Assets	17
Financial Highlights	18
Portfolio of Investments (See below for each Porfolio’s page #)	23–24
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers Information	34

	Manager’s Commentary &	Portfolio of		Manager’s Commentary &	Portfolio of
Portfolio	Portfolio Performance	Investments	Portfolio	Portfolio Performance	Investments
Lifestyle Aggressive 1000 Trust	5	23	Lifestyle Growth 820 Trust	8	24
Lifestyle Balanced 640 Trust	6	23	Lifestyle Moderate 460 Trust	9	24
Lifestyle Conservative 280 Trust	7	23

John Hancock Trust Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each Portfolio of the John Hancock Trust (the “Trust”), excluding the Money Market Trust. There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time -- one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph -- Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2005. The views expressed are those of the portfolio manager as of December 31, 2005, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversifi-cation is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. “Lehman Brothers” is a registered trademark of Lehman Brothers Inc. None of the Lifestyle Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

4

Lifestyle Aggressive 1000 Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES -- To achieve long-term growth of capital by investing 100% of the portfolio’s assets in other portfolios of the Trust (underlying portfolios) that invest primarily in equity securities. Current income is not a consideration.

Equity Asset Allocation	% of Total

International	24.00
International Small Cap	6.00
Natural Resources	5.00
U.S. Large Cap	38.00
U.S. Mid Cap	13.00
U.S. Small Cap	14.00
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

 Performance -- For 2005, the Lifestyle Aggressive 1000 Trust Series I returned 10.64% outperforming the 4.91% return of the S&P 500 Index.

Environment  -- Relative to the S&P 500, allocations to domestic equity, international equity, and alternative asset class managers all added value. Among the US equity managers, large caps produced the largest contribution followed by strong results from our mid and small cap portfolios. Capital Appreciation and Fundamental Value were the two largest positive contributors to performance amongst the large caps. Mid Cap Stock and Small Cap Opportunities were the largest contributors within their respective capitalization groups. Even though US equities did very well, the international equity managers were one of the best performing groups in Lifestyle Aggressive. All international portfolios were significant positive contributors to relative results with International Stock generating the largest contribution to performance. Natural Resources was the best performing portfolio overall.

Outlook -- The fundamentals of the economy, as well as the equity markets, are sound.

Equity valuations are still reasonably attractive, but earnings growth has been slowing. Consumer spending may be adversely affected by higher energy prices and a possible cooling-off of the housing market, but will likely be offset by employment and income growth. Earnings growth is expected to be mid-single digit, resulting in positive but modest returns from the stock market.

Barring a surge in inflation expectations, the post-Greenspan Federal Reserve under Ben Bernanke will likely freeze short-term rates between 4.25% and 4.75% in the first-half of 2006. Short-term rates above 4% increase the risk (small, but not insignifi-cant) that tighter financial conditions will trigger a recession, so the Federal Reserve will likely begin a new easing cycle early in 2007.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Lifestyle Aggressive 1000 Trust Series I (began 1/7/97)	10.64%	3.43%	--	4.58%	--	18.36%	--	49.48%
Lifestyle Aggressive 1000 Trust Series II2 (began 1/28/02)	10.47%	3.40%	--	4.56%	--	18.18%	--	49.26%
Lifestyle Aggressive 1000 Trust Series IIIA[3] (began 4/29/05)	10.50%	3.39%	--	4.55%	--	18.11%	--	49.18%
Lifestyle Aggressive 1000 Trust Series NAV[4] (began 5/4/05)	10.80%	3.46%	--	4.60%	--	18.53%	--	49.71%
S&P 500 Index[5]	4.91%	0.54%	--	7.63%	--	2.75%	--	93.82%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses not been reduced.

2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3 Effective April 29, 2005, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA. For periods prior to April 29, 2005, the performance shown reflects the performance of Series III shares. Series III shares were first offered on September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I and Series III shares have lower expenses than Series IIIA shares. Had the performance for periods prior to April 29, 2005 reflected Series IIIA expenses, performance would be lower.

4 Series NAV shares were first offered on May 4, 2005. For periods prior to May 4, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to May 4, 2005 reflected Series NAV expenses, performance would be higher.

5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

5

Lifestyle Balanced 640 Trust Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES -- To achieve a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio invests approximately 40% of the portfolio’s assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% of its assets in underlying portfolios that invest primarily in equity securities. Current income is also a consideration.

Equity Asset Allocation	% of Total

International	10.00
International Small Cap	2.00
Natural Resources	4.00
Real Estate	5.00
U.S. Large Cap	36.00
U.S. Mid Cap	1.00
U.S. Small Cap	3.00

Fixed Income Asset Allocation

Global Bond	3.00
High Yield Bond	14.00
Intermediate Term Bond	9.00
Multi-Sector Bond	8.00
Treasury Inflation Protected Securities	5.00
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance --  For 2005, the Lifestyle Balanced 640 Trust Series I returned 6.88% outperforming the 4.00% return of the Combined Index.

Environment -- Relative to the S&P 500, allocations to domestic equity, international equity, and alternative asset class managers all added value. Among the US equity managers, Fundamental Value and Mid Cap Stock were the two largest positive contributors to performance. Results in the large cap segment were muted by the poor performance of Strategic Value and US Global Leaders. International equity managers were one of the best performing groups in Lifestyle Balanced. All international portfolios were significant positive contributors to relative results with International Stock generating the largest contribution to performance. Alternative asset class managers generated some of best performance this year. Natural Resources was the best performing portfolio overall and Real Estate contributed significantly to performance. Outside of equities, the fixed income allocation detracted slightly from results. Most of the fixed income portfolios performed in-line with the Lehman Brothers Aggregate Bond index. Global Bond had a difficult year, due to the rally in the dollar, which hurt the overall fixed income portion of Lifestyle Balanced. High Yield was a notable positive for the bond portion of the fund.

Outlook -- The fundamentals of the economy, as well as the equity and fixed-income markets, are sound.

Equity valuations are still reasonably attractive, but earnings growth has been slowing. Consumer spending may be adversely affected by higher energy prices and a possible cooling-off of the housing market, but will likely be offset by employment and income growth. Earnings growth is expected to be mid-single digit, resulting in positive but modest returns from the stock market.

Barring a surge in inflation expectations, the post-Greenspan Federal Reserve under Ben Bernanke will likely freeze short-term rates between 4.25% and 4.75% in the first-half of 2006. Short-term rates above 4% increase the risk (small, but not insignifi-cant) that tighter financial conditions will trigger a recession, so the Federal Reserve will likely begin a new easing cycle early in 2007. The fixed income market will continue to focus on any signs of infla-tionary pressure, especially the impact of higher energy prices on the general level of prices, and the level of job creation and employment costs. Corporate credit spreads have loosened somewhat but remain relatively narrow; however, as corporate profits slow and corporate investment needs expand, the increased number of offerings, combined with lower demand due to increased defaults and interest rate volatility, will likely lead to widening credit spreads.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since			Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		10-year	inception

Lifestyle Balanced 640 Trust Series I (began 1/7/97)	6.88%	5.20%	--	6.68%	--	--	78.66%
Lifestyle Balanced 640 Trust Series II2 (began 1/28/02)	6.80%	5.16%	--	6.65%	--	--	78.30%
Lifestyle Balanced 640 Trust Series IIIA[3] (began 4/29/05)	6.57%	5.12%	--	6.63%	--	--	78.02%
Lifestyle Balanced 640 Trust Series NAV[4] (began 5/4/05)	6.82%	5.19%	--	6.67%	--	--	78.55%
S&P 500 Index[5]	4.91%	0.54%	--	7.63%	--	--	93.82%
Combined Index[5,6]	4.00%	2.99%	--	7.53%	--	--	92.18%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses not been reduced.

2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3 Effective April 29, 2005, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA. For periods prior to April 29, 2005, the performance shown reflects the performance of Series III shares. Series III shares were first offered on September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I and Series III shares have lower expenses than Series IIIA shares. Had the performance for periods prior to April 29, 2005 reflected Series IIIA expenses, performance would be lower.

4 Series NAV shares were first offered on May 4, 2005. For periods prior to May 4, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to May 4, 2005 reflected Series NAV expenses, performance would be higher.

5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

6 The Combined Index is made up of 60% S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.

6

Lifestyle Conservative 280 Trust Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES -- To achieve a high level of current income with some consideration given to growth of capital by investing approximately 80% of the portfolio’s assets in underlying portfolios that invest primarily in fixed income securities and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities.

Equity Asset Allocation	% of Total

International	5.00
Real Estate	5.00
U.S. Large Cap	10.00

Fixed Income Asset Allocation

Global Bond	8.00
High Yield Bond	8.00
Intermediate Term Bond	28.00
Long Term Bond	5.00
Multi-Sector Bond	16.00
Short Term Bond	11.00
Treasury Inflation Protected Securities	4.00
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance -- For 2005, the Lifestyle Conservative 280 Trust Series I returned 2.88% underperforming the 2.98% return of the Combined Index.

Environment -- Within Fixed Income, most portfolios performed in-line relative to the LB Aggregate Bond index with 2 exceptions. High Yield was a notable positive for the bond portion of the fund, while Global Bond had a difficult year, due to the rally in the dollar. Relative to the S&P 500, allocations to domestic and international equity managers added value. The positive contribution from large cap managers was attributable to the strong results from Fundamental Value. The international equity managers within Lifestyle Conservative made the largest contribution as an asset class. International Stock was the highest returning fund in Lifestyle Conservative. Real Estate was also a significant contributor and generated the largest positive contribution to relative returns.

Outlook -- The fundamentals of the economy, as well as the equity and fixed-income markets, are sound.

Equity valuations are still reasonably attractive, but earnings growth has been slowing. Consumer spending may be adversely affected by higher energy prices and a possible cooling-off of the housing market, but will likely be offset by employment and income growth. Earnings growth is expected to be mid-single digit, resulting in positive but modest returns from the stock market.

Barring a surge in inflation expectations, the post-Greenspan Federal Reserve under Ben Bernanke will likely freeze short-term rates between 4.25% and 4.75% in the first-half of 2006. Short-term rates above 4% increase the risk (small, but not insignifi-cant) that tighter financial conditions will trigger a recession, so the Federal Reserve will likely begin a new easing cycle early in 2007. The fixed income market will continue to focus on any signs of infla-tionary pressure, especially the impact of higher energy prices on the general level of prices, and the level of job creation and employment costs. Corporate credit spreads have loosened somewhat but remain relatively narrow; however, as corporate profits slow and corporate investment needs expand, the increased number of offerings, combined with lower demand due to increased defaults and interest rate volatility, will likely lead to widening credit spreads.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Lifestyle Conservative 280 Trust Series I (began 1/7/97)	2.88%	5.54%	--	6.85%	--	30.93%	--	81.27%
Lifestyle Conservative 280 Trust Series II2 (began 1/28/02)	2.81%	5.50%	--	6.83%	--	30.70%	--	80.95%
Lifestyle Conservative 280 Trust Series IIIA[3] (began 4/29/05)	2.58%	5.46%	--	6.80%	--	30.45%	--	80.61%
Lifestyle Conservative 280 Trust Series NAV[4] (began 5/4/05)	3.04%	5.57%	--	6.87%	--	31.12%	--	81.54%
Lehman Brothers Aggregate Bond Index[5]	2.43%	5.87%	--	6.45%	--	33.03%	--	75.52%
Combined Index[5,6]	2.98%	5.02%	--	6.93%	--	27.75%	--	82.77%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses not been reduced.

2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3 Effective April 29, 2005, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA. For periods prior to April 29, 2005, the performance shown reflects the performance of Series III shares. Series III shares were first offered on September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I and Series III shares have lower expenses than Series IIIA shares. Had the performance for periods prior to April 29, 2005 reflected Series IIIA expenses, performance would be lower.

4 Series NAV shares were first offered on May 4, 2005. For periods prior to May 4, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to May 4, 2005 reflected Series NAV expenses, performance would be higher.

5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

6 The Combined Index is made up of 20% S&P 500 Index and 80% of the Lehman Brothers Aggregate Bond Index.

7

Lifestyle Growth 820 Trust Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES -- To achieve long-term growth of capital by investing approximately 20% of the portfolio’s assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% of its assets in underlying portfolios that invest primarily in equity securities. Current income is also a consideration.

Equity Asset Allocation	% of Total

International	16.00
International Small Cap	4.00
Natural Resources	4.00
Real Estate	2.00
U.S. Large Cap	39.00
U.S. Mid Cap	8.00
U.S. Small Cap	7.00

Fixed Income Asset Allocation

Global Bond	2.00
High Yield Bond	7.00
Intermediate Term Bond	4.00
Multi-Sector Bond	4.00
Treasury Inflation Protected Securities	3.00
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance -- For 2005, the Lifestyle Growth 820 Trust Series I returned 8.66% outperforming the 4.47% return of the Combined Index.

Environment -- Relative to the S&P 500, allocations to domestic equity, international equity, and alternative asset class managers all added value. Among the US equity managers, large caps produced the largest contribution followed by strong results from our mid and small cap portfolios. Capital Appreciation and Fundamental Value were the two largest positive contributors to performance amongst the large caps. Mid Cap Stock and Small Cap Opportunities were the largest contributors within their respective capitalization groups. Even though US equities did very well, the international equity managers were one of the best performing groups in Lifestyle Growth. All international portfolios were significant positive contributors to relative results with International Stock generating the largest contribution to performance. Natural Resources was the best performing portfolio overall. Outside of equities, the fixed income allocation detracted slightly from results. Most of the fixed income portfolios performed in-line with the Lehman Brothers Aggregate Bond index. Global Bond had a difficult year, due to the rally in the dollar, which hurt the overall fixed income portion of Lifestyle Growth. High Yield was a notable positive for the bond portion of the fund.

Outlook -- The fundamentals of the economy, as well as the equity and fixed-income markets, are sound.

Equity valuations are still reasonably attractive, but earnings growth has been slowing. Consumer spending may be adversely affected by higher energy prices and a possible cooling-off of the housing market, but will likely be offset by employment and income growth. Earnings growth is expected to be mid-single digit, resulting in positive but modest returns from the stock market.

Barring a surge in inflation expectations, the post-Greenspan Federal Reserve under Ben Bernanke will likely freeze short-term rates between 4.25% and 4.75% in the first-half of 2006. Short-term rates above 4% increase the risk (small, but not insignifi-cant) that tighter financial conditions will trigger a recession, so the Federal Reserve will likely begin a new easing cycle early in 2007. The fixed income market will continue to focus on any signs of infla-tionary pressure, especially the impact of higher energy prices on the general level of prices, and the level of job creation and employment costs. Corporate credit spreads have loosened somewhat but remain relatively narrow; however, as corporate profits slow and corporate investment needs expand, the increased number of offerings, combined with lower demand due to increased defaults and interest rate volatility, will likely lead to widening credit spreads.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Lifestyle Growth 820 Trust Series I (began 1/7/97)	8.66%	4.28%	--	5.95%	--	23.32%	--	68.07%
Lifestyle Growth 820 Trust Series II2 (began 1/28/02)	8.51%	4.22%	--	5.92%	--	22.98%	--	67.61%
Lifestyle Growth 820 Trust Series IIIA[3] (began 4/29/05)	8.32%	4.20%	--	5.90%	--	22.81%	--	67.38%
Lifestyle Growth 820 Trust Series NAV[4] (began 5/4/05)	8.68%	4.28%	--	5.95%	--	23.34%	--	68.10%
S&P 500 Index[5]	4.91%	0.54%	--	7.63%	--	2.75%	--	93.82%
Combined Index[5,6]	4.47%	1.82%	--	7.64%	--	9.43%	--	94.03%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses not been reduced.

2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3 Effective April 29, 2005, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA. For periods prior to April 29, 2005, the performance shown reflects the performance of Series III shares. Series III shares were first offered on September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I and Series III shares have lower expenses than Series IIIA shares. Had the performance for periods prior to April 29, 2005 reflected Series IIIA expenses, performance would be lower.

4 Series NAV shares were first offered on May 4, 2005. For periods prior to May 4, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to May 4, 2005 reflected Series NAV expenses, performance would be higher.

5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

6 The Combined Index is made up of 80% S&P 500 Index and 20% of the Lehman Brothers Aggregate Bond Index.

8

Lifestyle Moderate 460 Trust Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES -- To achieve a balance between a high level of current income and growth of capital with a greater emphasis on income by investing approximately 60% of the portfolio’s assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities.

Equity Asset Allocation	% of Total

U.S. Large Cap	21.00
U.S. Small Cap	4.00

Fixed Income Asset Allocation

Global Bond	6.00
High Yield Bond	12.00
Intermediate Term Bond	22.00
Long Term Bond	2.00
Multi-Sector Bond	12.00
Short Term Bond	2.00
Treasury Inflation Protected Securities	4.00
International	11.00
Real Estate	4.00
Total	100.00

PORTFOLIO MANAGER’S COMMENTARY

Performance --  For 2005, the Lifestyle Moderate 460 Trust Series I returned 4.15% outperforming the 3.51% return of the Combined Index.

Environment -- Within Fixed Income, most portfolios were in-line relative to the Lehman Brothers Aggregate Bond index with 2 notable exceptions. On the positive side, High Yield outperformed the bond portion of the fund. Conversely, Global Bond had a difficult year, due to the rally in the dollar. In Equities, relative to the S&P 500, allocations to domestic and international equity managers added value. The positive contribution from large cap managers was attributable to the strong results from Fundamental Value. The international equity managers within Lifestyle Moderate made the largest contribution as an asset class. International Stock was the highest returning fund in Lifestyle Moderate. Real Estate was also a significant contributor to outperformance as the portfolio posted the second highest results in Lifestyle Moderate.

Outlook -- The fundamentals of the economy, as well as the equity and fixed-income markets, are sound.

Equity valuations are still reasonably attractive, but earnings growth has been slowing. Consumer spending may be adversely affected by higher energy prices and a possible cooling-off of the housing market, but will likely be offset by employment and income growth. Earnings growth is expected to be mid-single digit, resulting in positive but modest returns from the stock market.

Barring a surge in inflation expectations, the post-Greenspan Federal Reserve under Ben Bernanke will likely freeze short-term rates between 4.25% and 4.75% in the first-half of 2006. Short-term rates above 4% increase the risk (small, but not insignifi-cant) that tighter financial conditions will trigger a recession, so the Federal Reserve will likely begin a new easing cycle early in 2007. The fixed income market will continue to focus on any signs of infla-tionary pressure, especially the impact of higher energy prices on the general level of prices, and the level of job creation and employment costs. Corporate credit spreads have loosened somewhat but remain relatively narrow; however, as corporate profits slow and corporate investment needs expand, the increased number of offerings, combined with lower demand due to increased defaults and interest rate volatility, will likely lead to widening credit spreads.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2005	1-year	5-year	10-year	inception		5-year	10-year	inception

Lifestyle Moderate 460 Trust Series I (began 1/7/97)	4.15%	5.27%	--	6.82%	--	29.30%	--	80.81%
Lifestyle Moderate 460 Trust Series II2 (began 1/28/02)	4.00%	5.24%	--	6.80%	--	29.08%	--	80.51%
Lifestyle Moderate 460 Trust Series IIIA[3] (began 4/29/05)	3.92%	5.20%	--	6.77%	--	28.82%	--	80.14%
Lifestyle Moderate 460 Trust Series NAV[4] (began 5/4/05)	4.15%	5.27%	--	6.82%	--	29.30%	--	80.81%
Lehman Brothers Aggregate Bond Index[5]	2.43%	5.87%	--	6.45%	--	33.03%	--	75.52%
Combined Index[5,6]	3.51%	4.06%	--	7.29%	--	22.01%	--	88.38%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses not been reduced.

2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3 Effective April 29, 2005, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA. For periods prior to April 29, 2005, the performance shown reflects the performance of Series III shares. Series III shares were first offered on September 5, 2003. For periods prior to September 5, 2003, the performance shown reflects the performance of Series I shares. Series I and Series III shares have lower expenses than Series IIIA shares. Had the performance for periods prior to April 29, 2005 reflected Series IIIA expenses, performance would be lower.

4 Series NAV shares were first offered on May 4, 2005. For periods prior to May 4, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to May 4, 2005 reflected Series NAV expenses, performance would be higher.

5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

6 The Combined Index is made up of 40% S&P 500 Index and 60% of the Lehman Brothers Aggregate Bond Index.

9

John Hancock Trust Understanding your portfolio’s expenses

As a John Hancock Trust mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first table for each Portfolio shows the actual account values and actual Portfolio expenses you would have paid on a $1,000 investment in the Portfolio held from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be at the close of the period, assuming actual Portfolio returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the “Expenses Paid During Period” row as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second table for each Portfolio provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second table for each Portfolio is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs and insurance-related charges were included, your costs would have been higher.

In addition to the operating expenses which the Portfolios bear directly, certain Portfolios indirectly bear a pro rata share of the operating expenses of the underlying funds in which the Portfolios invest. Because the underlying funds have varied operating expenses and transaction costs and a Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

Expense and Value of a $1,000 Investment

Lifestyle Aggressive 1000

Actual Portfolio Return	Series I	Series II	Series IIIA	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,101.70	1,100.90	1,099.40	1,102.40
Expenses Paid During Period*	0.53	1.68	3.25	0.32

Hypothetical 5% Portfolio Return	Series I	Series II	Series IIIA	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,024.70	1,023.60	1,022.10	1,024.90
Expenses Paid During Period*	0.51	1.62	3.13	0.30

Annualized Expense Ratios	Series I	Series II	Series IIIA	Series NAV
	0.11%	0.31%	0.61%	0.07%

10

John Hancock Trust Understanding your portfolio’s expenses

Lifestyle Balanced 640

Actual Portfolio Return	Series I	Series II	Series IIIA	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,059.20	1,058.50	1,056.10	1,059.20
Expenses Paid During Period*	0.51	1.54	3.19	0.31

Hypothetical 5% Portfolio Return	Series I	Series II	Series IIIA	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,024.70	1,023.70	1,022.10	1,024.90
Expenses Paid During Period*	0.51	1.52	3.13	0.30

Annualized Expense Ratios	Series I	Series II	Series IIIA	Series NAV
	0.10%	0.31%	0.61%	0.06%
Lifestyle Conservative 280

Actual Portfolio Return	Series I	Series II	Series IIIA	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,014.40	1,014.40	1,012.10	1,015.10
Expenses Paid During Period*	0.50	1.61	3.12	0.30

Hypothetical 5% Portfolio Return	Series I	Series II	Series IIIA	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,024.70	1,023.60	1,022.10	1,024.90
Expenses Paid During Period*	0.51	1.62	3.13	0.30

Annualized Expense Ratios	Series I	Series II	Series IIIA	Series NAV
	0.11%	0.31%	0.61%	0.06%
Lifestyle Growth 820

Actual Portfolio Return	Series I	Series II	Series IIIA	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,079.70	1,078.20	1,076.30	1,080.50
Expenses Paid During Period*	0.52	1.56	3.22	0.31

Hypothetical 5% Portfolio Return	Series I	Series II	Series IIIA	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,024.70	1,023.70	1,022.10	1,024.90
Expenses Paid During Period*	0.51	1.52	3.13	0.30

Annualized Expense Ratios	Series I	Series II	Series IIIA	Series NAV
	0.10%	0.31%	0.61%	0.06%

11

John Hancock Trust
Understanding your portfolio’s expenses

Lifestyle Moderate 460

Actual Portfolio Return	Series I	Series II	Series IIIA	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,034.90	1,034.10	1,032.60	1,034.90
Expenses Paid During Period*	0.51	1.63	3.15	0.31

Hypothetical 5% Portfolio Return	Series I	Series II	Series IIIA	Series NAV
Beginning Account Value 07/01/2005	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/2005	1,024.70	1,023.60	1,022.10	1,024.90
Expenses Paid During Period*	0.51	1.62	3.13	0.30

Annualized Expense Ratios	Series I	Series II	Series IIIA	Series NAV
	0.10%	0.31%	0.61%	0.06%

*Expenses are equal to the Portfolio’s annualized expense ratio for each respective series, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

12

John Hancock Trust Statements of Assets and Liabilities -- December 31, 2005

	Lifestyle	Lifestyle	Lifestyle
Assets	Aggressive 1000	Balanced 640	Conservative 280

Investments, in affiliated funds at value	$546,573,616	$5,590,645,558	$606,809,212
Cash	--	9,454	--
Receivable for investments sold	264,593	90,820	60,586
Receivable for shares sold	14,613	6,382,003	879,239
Other assets	3,520	14,238	3,829
Total assets	546,856,342	5,597,142,073	607,752,866

Liabilities

Due to custodian	493	--	377
Payable for investments purchased	17,116	6,277,069	866,848
Payable for shares repurchased	254,553	84,727	59,092
Payable to affiliates
Fund administration expenses	2,773	17,174	2,510
Other payables and accrued expenses	29,856	125,601	28,243
Total liabilities	304,791	6,504,571	957,070

Net assets

Capital paid-in	391,031,107	5,027,780,224	589,286,187
Accumulated undistributed net realized gain (loss) on investments	114,644,305	349,792,476	9,224,527
Unrealized appreciation (depreciation) on investments	40,876,139	213,064,802	8,285,082
Net assets	$546,551,551	$5,590,637,502	$606,795,796
Investments, at cost	$505,697,477	$5,377,580,756	$598,524,130

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Lifestyle Aggressive 1000	NAV per share
Series I (net assets of $210,004,408 ÷ 15,597,753 shares outstanding)	$13.46
Series II (net assets of $330,822,293 ÷ 24,613,781 shares outstanding)	$13.44
Series IIIA (net assets of $3,762,904 ÷ 280,173 shares outstanding)	$13.43
Series NAV (net assets of $1,961,946 ÷ 145,686 shares outstanding)	$13.47
Lifestyle Balanced 640
Series I (net assets of $1,030,542,153 ÷ 74,083,398 shares outstanding)	$13.91
Series II (net assets of $4,537,565,735 ÷ 326,748,764 shares outstanding)	$13.89
Series IIIA (net assets of $10,434,437 ÷ 752,778 shares outstanding)	$13.86
Series NAV (net assets of $12,095,177 ÷ 868,681 shares outstanding)	$13.92
Lifestyle Conservative 280
Series I (net assets of $181,523,106 ÷ 13,521,614 shares outstanding )	$13.42
Series II (net assets of $421,608,309 ÷ 31,471,908 shares outstanding)	$13.40
Series IIIA (net assets of $2,851,888 ÷ 213,248 shares outstanding)	$13.37
Series NAV (net assets of $812,493 ÷ 60,472 shares outstanding)	$13.44

The accompanying notes are an integral part of the financial statements.

13

John Hancock Trust
Statements of Assets and Liabilities -- December 31, 2005

		Lifestyle	Lifestyle
Assets		Growth 820	Moderate 460

Investments, in affiliated funds at value		$5,814,976,905	$1,439,994,733
Cash		9,990	2,441
Receivable for investments sold		--	102,086
Receivable for shares sold		18,038,683	1,262,771
Other assets		13,685	4,720
Total assets		5,833,039,263	1,441,366,751

Liabilities

Payable for investments purchased		17,907,194	1,235,290
Payable for shares repurchased		--	100,152
Payable to affiliates
Fund administration expenses		16,751	4,955
Other payables and accrued expenses		124,003	45,520
Total liabilities		18,047,948	1,385,917

Net assets

Capital paid-in		5,063,087,906	1,346,551,705
Accumulated undistributed net realized gain (loss) on investments		444,025,238	56,121,529
Unrealized appreciation (depreciation) on investments		307,878,171	37,307,600
Net assets		$5,814,991,315	$1,439,980,834
Investments, at cost		$5,507,098,734	$1,402,687,133

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Lifestyle Growth 820	NAV per share
Series I (net assets of $901,499,406 ÷ 64,118,466 shares outstanding)	$14.06
Series II (net assets of $4,880,991,167 ÷ 347,859,817 shares outstanding)	$14.03
Series IIIA (net assets of $9,306,971 ÷ 664,457 shares outstanding)	$14.01
Series NAV (net assets of $23,193,771 ÷ 1,647,978 shares outstanding)	$14.07
Lifestyle Moderate 460
Series I (net assets of $327,207,576 ÷ 24,508,053 shares outstanding)	$13.35
Series II (net assets of $1,107,904,237 ÷ 83,126,553 shares outstanding)	$13.33
Series IIIA (net assets of $3,250,078 ÷ 244,400 shares outstanding)	$13.30
Series NAV (net assets of $1,618,943 ÷ 121,242 shares outstanding)	$13.35

The accompanying notes are an integral part of the financial statements.    14

John Hancock Trust
Statements of Operations -- for the year ended December 31, 2005

	Lifestyle	Lifestyle	Lifestyle
Investment income	Aggressive 1000	Balanced 640	Conservative 280

Income distributions received from affiliated underlying funds	$4,587,259	$91,112,525	$20,936,435
Total investment income	4,587,259	91,112,525	20,936,435

Expenses

Investment management fees (Note 3)	356,179	2,263,005	326,399
Series I distribution and service fees (Note 3)	272,029	1,078,641	202,507
Series II distribution and service fees (Note 3)	702,276	7,338,742	829,481
Series IIIA distribution and service fees (Note 3)	12,234	33,187	11,629
Transfer agent fees for Series IIIA (Note 3)	12,893	34,527	14,300
Blue sky fees for Series IIIA (Note 3)	2,089	3,120	1,944
Fund administration fees (Note 3)	63,339	354,384	55,197
Audit & legal fees	36,645	140,180	34,027
Miscellaneous	7,575	42,635	6,842
Trustees’ fees (Note 4)	17,429	98,424	15,263
Registration and filing fees	18,458	102,702	16,360
Total expenses	1,501,146	11,489,547	1,513,949
Less expense reductions (Note 3)	(14,982)	(37,647)	(16,244)
Net expenses	1,486,164	11,451,900	1,497,705
Net investment income (loss)	3,101,095	79,660,625	19,438,730

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	124,041,394	373,293,372	13,544,083
Capital gain distributions received from affiliated underlying funds	10,794,226	88,120,043	13,330,138
Change in net unrealized appreciation (depreciation) of
Investments	(73,519,242)	(205,534,489)	(28,749,784)
Net realized and unrealized gain (loss)	$61,316,378	$255,878,926	($1,875,563)

Increase (decrease) in net assets from operations	$64,417,473	$335,539,551	$17,563,167

The accompanying notes are an integral part of the financial statements. 15

John Hancock Trust
Statements of Operations -- for the year ended December 31, 2005

	Lifestyle	Lifestyle
Investment income	Growth 820	Moderate 460

Income distributions received from affiliated underlying funds	$56,648,997	$32,573,519
Total investment income	56,648,997	32,573,519

Expenses

Investment management fees (Note 3)	2,218,616	651,563
Series I distribution and service fees (Note 3)	996,163	334,819
Series II distribution and service fees (Note 3)	7,448,016	1,967,754
Series IIIA distribution and service fees (Note 3)	29,400	9,270
Transfer agent fees for Series IIIA (Note 3)	30,056	10,317
Blue sky fees for Series IIIA (Note 3)	2,752	1,768
Fund administration fees (Note 3)	344,533	105,578
Audit & legal fees	136,558	51,911
Miscellaneous	40,875	12,987
Trustees’ fees (Note 4)	95,641	29,262
Registration and filing fees	99,420	30,742
Total expenses	11,442,030	3,205,971
Less expense reductions (Note 3)	(32,808)	(12,085)
Net expenses	11,409,222	3,193,886
Net investment income (loss)	45,239,775	29,379,633

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	475,157,575	65,148,631
Capital gain distributions received from affiliated underlying funds	66,691,055	23,344,603
Change in net unrealized appreciation (depreciation) of
Investments	(173,726,332)	(62,033,174)
Net realized and unrealized gain (loss)	$368,122,298	$26,460,060

Increase (decrease) in net assets from operations	$413,362,073	$55,839,693

The accompanying notes are an integral part of the financial statements. 16

John Hancock Trust
Statements of Changes in Net Assets

	Lifestyle Aggressive 1000		Lifestyle Balanced 640		Lifestyle Conservative 280
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-04[1]	12-31-05	12-31-04[1]	12-31-05	12-31-04[1]	12-31-05

From operations
Net investment income (loss)	$1,924,801	$3,101,095	$44,742,142	$79,660,625	$14,517,362	$19,438,730
Net realized gain (loss)	70,362,308	124,041,394	206,274,053	373,293,372	22,230,660	13,544,083
Capital gain distributions received	2,157,280	10,794,226	8,482,711	88,120,043	2,883,449	13,330,138
Change in net unrealized appreciation (depreciation)	26,973,812	(73,519,242)	154,304,219	(205,534,489)	8,571,907	(28,749,784)
Increase (decrease) in net assets resulting
from operations	101,418,201	64,417,473	413,803,125	335,539,551	48,203,378	17,563,167
Distributions to shareholders
From net investment income
Series I	(2,901,049)	(9,644,626)	(33,024,768)	(77,604,678)	(11,319,370)	(18,359,747)
Series II	(1,631,332)	(5,694,838)	(22,070,805)	(101,359,033)	(6,466,964)	(15,782,008)
Series IIIA[2]	(4,222)	(41,657)	(8,781)	(262,108)	(7,395)	(124,818)
Series NAV[3]	--	(364)	--	(6,749)	--	--
From net realized gain
Series I	--	(7,494,783)	--	(31,713,364)	(1,632,294)	(11,813,756)
Series II	--	(4,397,974)	--	(40,685,592)	(932,583)	(10,157,632)
Series IIIA	--	(31,984)	--	(105,613)	(1,067)	(80,434)
	(4,536,603)	(27,306,226)	(55,104,354)	(251,737,137)	(20,359,673)	(56,318,395)
From Fund share transactions	198,709,286	(271,848,555)	1,522,863,349	1,554,290,842	179,914,694	(15,241,504)

Net assets

Beginning of period	485,697,975	781,288,859	2,070,982,126	3,952,544,246	453,034,129	660,792,528
End of period	$781,288,859	$546,551,551	$3,952,544,246	$5,590,637,502	$660,792,528	$606,795,796

			Lifestyle Growth 820		Lifestyle Moderate 460
			Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets			12-31-04[1]	12-31-05	12-31-04[1]	12-31-05

From operations
Net investment income (loss)			$23,356,867	$45,239,775	$19,477,331	$29,379,633
Net realized gain (loss)			211,532,468	475,157,575	57,128,777	65,148,631
Capital gain distributions received			7,167,338	66,691,055	3,685,340	23,344,603
Change in net unrealized appreciation (depreciation)			187,928,431	(173,726,332)	28,898,051	(62,033,174)
Increase (decrease) in net assets resulting
from operations			429,985,104	413,362,073	109,189,499	55,839,693
Distributions to shareholders
From net investment income
Series I			(19,402,401)	(50,928,303)	(14,029,486)	(25,461,272)
Series II			(12,888,344)	(72,230,906)	(9,781,335)	(30,384,786)
Series IIIA[2]			(4,004)	(167,878)	(356)	(72,064)
Series NAV[3]			--	(12,965)	--	--
From net realized gain
Series I			--	(11,368,499)	--	(17,759,451)
Series II			--	(15,663,600)	--	(21,201,975)
Series IIIA			--	(36,711)	--	(50,350)
			(32,294,749)	(150,408,862)	(23,811,177)	(94,929,898)
From Fund share transactions			1,578,098,872	1,700,552,623	381,557,527	264,724,884

Net assets

Beginning of period			1,875,696,254	3,851,485,481	747,410,306	1,214,346,155
End of period			$3,851,485,481	$5,814,991,315	$1,214,346,155	$1,439,980,834

1 Certain amounts have been reclassified to permit comparisons.

2 Effective 4-29-05, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA.

3 Series NAV shares of Lifestyle Portfolios began operations on 4-29-05.

The accompanying notes are an integral part of the financial statements. 17

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Lifestyle Aggressive 1000

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05	12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$13.09	$10.34	$8.14	$10.93	$12.59	$10.09	$8.14	$10.93	$12.59
Net investment income (loss)	0.04	0.04	0.02	0.04	0.06[h]	0.04	0.02	0.04	0.03[h]
Net realized and unrealized gain (loss) on investments	(1.84)	(2.16)	2.81	1.70	1.23	(1.91)	2.81	1.70	1.24
Total from investment operations	(1.80)	(2.12)	2.83	1.74	1.29	(1.87)	2.83	1.74	1.27
Less distributions
From net investment income	(0.04)	(0.04)	(0.02)	(0.04)	(0.07)	(0.04)	(0.02)	(0.04)	(0.07)
From net realized gain	(0.53)	--	--	(0.04)	(0.35)	--	--	(0.04)	(0.35)
From capital paid-in	(0.38)	(0.04)	(0.02)	--	--	(0.04)	(0.02)	--	--
	(0.95)	(0.08)	(0.04)	(0.08)	(0.42)	(0.08)	(0.04)	(0.08)	(0.42)
Net asset value, end of period	$10.34	$8.14	$10.93	$12.59	$13.46	$8.14	$10.93	$12.59	$13.44
Total return (%)[k]	(13.67)[l]	(20.71)[l]	34.91[l]	16.06	10.64	(18.74)[l,m]	34.91[l]	16.06	10.47
Ratios and supplemental data

Net assets, end of period (in millions)	$187	$186	$328	$486	$210	$27	$158	$294	$331
Ratio of net expenses to average net assets (%)[q]	0.07	0.07	0.07	0.07	0.12	0.07[r]	0.07	0.07	0.29
Ratio of gross expenses to average net assets (%)[q]	0.10[p]	0.10[p]	0.08[p]	0.07	0.12	0.10[p,r]	0.08[p]	0.07	0.29
Ratio of net investment income (loss) to
average net assets (%)[v]	0.29	0.33	0.23	0.31	0.51	(0.05)[r]	0.11	0.30	0.26
Portfolio turnover (%)	82	90	53	57	112	90	53	57	112

	Series IIIA					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05[f]				12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$9.80	$10.93	$12.58				$11.61
Net investment income (loss)			--[j]	0.04	(0.01)[h]				(0.01)[h]
Net realized and unrealized gain (loss) on investments			1.13	1.69	1.28				1.87
Total from investment operations			1.13	1.73	1.27				1.86
Less distributions
From net investment income			--	(0.04)	(0.07)				-- [j]
From net realized gain			--	(0.04)	(0.35)				-- [j]
			--	(0.08)	(0.42)				-- [j]
Net asset value, end of period			$10.93	$12.58	$13.43				$13.47
Total return (%)[k]			11.53[l,m]	15.97[l]	10.50[l]				16.03[m]
Ratios and supplemental data

Net assets, end of period (in millions)			--[o]	$2	$4				$2
Ratio of net expenses to average net assets (%)[q]			0.22[r]	0.22	0.52				0.07[r]
Ratio of gross expenses to average net assets (%)[q]			21.50[p,r]	2.05 [p]	1.07 [p]				0.07[r]
Ratio of net investment income (loss) to
average net assets (%)[v]			(0.13)[r]	0.12	(0.06)				(0.06)[r]
Portfolio turnover (%)			53	57	112				112

a Series Il, Series IIl and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
f Effective 4-29-05, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
q Does not include expenses of the investment companies in which the Portfolio invests.
r Annualized.
v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements. 18

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Lifestyle Balanced 640

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05	12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$13.53	$11.82	$10.30	$12.43	$13.79	$11.72	$10.30	$12.43	$13.78
Net investment income (loss)	0.35	0.29	0.19	0.24	0.27[h]	0.29	0.19	0.24	0.18[h]
Net realized and unrealized gain (loss) on investments	(1.02)	(1.43)	2.22	1.40	0.62	(1.33)	2.22	1.39	0.70
Total from investment operations	(0.67)	(1.14)	2.41	1.64	0.89	(1.04)	2.41	1.63	0.88
Less distributions
From net investment income	(0.35)	(0.29)	(0.19)	(0.24)	(0.28)	(0.29)	(0.19)	(0.24)	(0.28)
From net realized gain	(0.69)	(0.04)	(0.05)	(0.04)	(0.49)	(0.04)	(0.05)	(0.04)	(0.49)
From capital paid-in	--	(0.05)	(0.04)	--	--	(0.05)	(0.04)	--	--
	(1.04)	(0.38)	(0.28)	(0.28)	(0.77)	(0.38)	(0.28)	(0.28)	(0.77)
Net asset value, end of period	$11.82	$10.30	$12.43	$13.79	$13.91	$10.30	$12.43	$13.78	$13.89
Total return (%)[k]	(4.71)[l]	(9.95)[l]	23.97	13.49	6.88	(9.18)[l,m]	23.97[l]	13.41	6.80
Ratios and supplemental data

Net assets, end of period (in millions)	$745	$860	$1,331	$1,846	$1,031	$164	$740	$2,101	$4,538
Ratio of net expenses to average net assets (%)[q]	0.07	0.07	0.07	0.07	0.12	0.07[r]	0.07	0.07	0.30
Ratio of gross expenses to average net assets (%)[q]	0.09[p]	0.09[p]	0.07	0.07	0.12	0.09[p,r]	0.07[p]	0.07	0.30
Ratio of net investment income (loss) to
average net assets (%)[v]	2.47	2.48	1.59	1.75	2.08	0.07[r]	1.11	1.39	1.34
Portfolio turnover (%)	71	114	55	51	99	114	55	51	99

	Series IIIA					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05[f]				12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$11.45	$12.43	$13.78				$12.67
Net investment income (loss)			--[j]	0.24	0.16[h]				--[h,j]
Net realized and unrealized gain (loss) on investments			0.98	1.39	0.69				1.26
Total from investment operations			0.98	1.63	0.85				1.26
Less distributions
From net investment income			--	(0.24)	(0.28)				--[j]
From net realized gain			--	(0.04)	(0.49)				(0.01)
			--	(0.28)	(0.77)				(0.01)
Net asset value, end of period			$12.43	$13.78	$13.86				$13.92
Total return (%)[k]			8.56 [l,m]	13.41[l]	6.57[l]				9.94[m]
Ratios and supplemental data

Net assets, end of period (in millions)			--[o]	$6	$10				$12
Ratio of net expenses to average net assets (%)[q]			0.22[r]	0.22	0.50				0.06[r]
Ratio of gross expenses to average net assets (%)[q]			8.35[p,r]	1.38[p]	1.00[p]				0.06[r]
Ratio of net investment income (loss) to
average net assets (%)[v]			(0.22)[r]	0.24	1.26				(0.03)[r]
Portfolio turnover (%)			55	51	99				99
a Series Il, Series IIl and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
f Effective 4-29-05, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
q Does not include expenses of the investment companies in which the Portfolio invests.
r Annualized.
v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements. 19

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Lifestyle Conservative 280

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05	12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$13.17	$12.94	$12.72	$13.64	$14.20	$12.93	$12.72	$13.64	$14.19
Net investment income (loss)	0.55	0.39	0.38	0.42	0.42[h]	0.39	0.38	0.42	0.32[h]
Net realized and unrealized gain (loss) on investments	(0.14)	(0.16)	1.03	0.71	(0.05)	(0.15)	1.03	0.70	0.04
Total from investment operations	0.41	0.23	1.41	1.13	0.37	0.24	1.41	1.12	0.36
Less distributions
From net investment income	(0.55)	(0.39)	(0.39)	(0.42)	(0.43)	(0.39)	(0.39)	(0.42)	(0.43)
From net realized gain	(0.09)	(0.04)	(0.10)	(0.15)	(0.72)	(0.04)	(0.10)	(0.15)	(0.72)
From capital paid-in	--	(0.02)	--	--	--	(0.02)	--	--	--
	(0.64)	(0.45)	(0.49)	(0.57)	(1.15)	(0.45)	(0.49)	(0.57)	(1.15)
Net asset value, end of period	$12.94	$12.72	$13.64	$14.20	$13.42	$12.72	$13.64	$14.19	$13.40
Total return (%)[k]	3.30[l]	1.80[l]	11.47[l]	8.59	2.88	1.83[l,m]	11.46[l]	8.51	2.81
Ratios and supplemental data

Net assets, end of period (in millions)	$174	$251	$299	$373	$182	$48	$154	$286	$422
Ratio of net expenses to average net assets (%)[q]	0.07	0.07	0.07	0.07	0.12	0.07[r]	0.07	0.07	0.30
Ratio of gross expenses to average net assets (%)[q]	0.10[p]	0.09[p]	0.08[p]	0.07	0.12	0.09[p,r]	0.08[p]	0.07	0.30
Ratio of net investment income (loss) to
average net assets (%)[v]	3.82	2.62	2.89	2.80	3.16	0.25[r]	2.21	2.50	2.39
Portfolio turnover (%)	38	69	40	44	104	69	40	44	104

	Series IIIA					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05[f]				12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$12.95	$13.64	$14.19				$12.99
Net investment income (loss)			--[j]	0.42	0.30[h]				(0.01)[h]
Net realized and unrealized gain (loss) on investments			0.69	0.70	0.03				0.46
Total from investment operations			0.69	1.12	0.33				0.45
Less distributions
From net investment income			--	(0.42)	(0.43)				--
From net realized gain			--	(0.15)	(0.72)				--
			--	(0.57)	(1.15)				--
Net asset value, end of period			$13.64	$14.19	$13.37				$13.44
Total return (%)[k]			5.33[l,m]	8.51[l]	2.58[l]				3.46[m]
Ratios and supplemental data

Net assets, end of period (in millions)			--[o]	$2	$3				$1
Ratio of net expenses to average net assets (%)[q]			0.22[r]	0.22	0.49				0.06[r]
Ratio of gross expenses to average net assets (%)[q]			8.73[p,r]	2.23[p]	1.09[p]				0.06[r]
Ratio of net investment income (loss) to
average net assets (%)[v]			(0.22)[r]	1.25	2.32				(0.06)[r]
Portfolio turnover (%)			40	44	104				104

a Series Il, Series IIl and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
f Effective 4-29-05, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
q Does not include expenses of the investment companies in which the Portfolio invests.
r Annualized.
v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements. 20

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Lifestyle Growth 820

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05	12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$13.59	$11.25	$9.28	$11.86	$13.40	$11.06	$9.28	$11.85	$13.39
Net investment income (loss)	0.18	0.14	0.09	0.13	0.17[h]	0.14	0.09	0.13	0.10[h]
Net realized and unrealized gain (loss) on investments	(1.43)	(1.89)	2.61	1.58	0.94	(1.70)	2.60	1.58	0.99
Total from investment operations	(1.25)	(1.75)	2.70	1.71	1.11	(1.56)	2.69	1.71	1.09
Less distributions
From net investment income	(0.18)	(0.14)	(0.09)	(0.13)	(0.17)	(0.14)	(0.09)	(0.13)	(0.17)
From net realized gain	(0.59)	(0.02)	(0.01)	(0.04)	(0.28)	(0.02)	(0.01)	(0.04)	(0.28)
From capital paid-in	(0.32)	(0.06)	(0.02)	--	--	(0.06)	(0.02)	--	--
	(1.09)	(0.22)	(0.12)	(0.17)	(0.45)	(0.22)	(0.12)	(0.17)	(0.45)
Net asset value, end of period	$11.25	$9.28	$11.86	$13.40	$14.06	$9.28	$11.85	$13.39	$14.03
Total return (%)[k]	(8.97)[l]	(15.84)[l]	29.55	14.57	8.66	(14.40)[l,m]	29.44	14.59	8.51
Ratios and supplemental data

Net assets, end of period (in millions)	$727	$766	$1,224	$1,730	$901	$121	$652	$2,117	$4,881
Ratio of net expenses to average net assets (%)[q]	0.07	0.07	0.07	0.07	0.12	0.07[r]	0.07	0.07	0.30
Ratio of gross expenses to average net assets (%)[q]	0.09[p]	0.09[p]	0.07	0.07	0.12	0.09[p,r]	0.07	0.07	0.30
Ratio of net investment income (loss) to
average net assets (%)[v]	1.33	1.24	0.84	0.98	1.30	(0.01)[r]	0.53	0.75	0.74
Portfolio turnover (%)	84	117	55	48	111	117	55	48	111

	Series IIIA					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05[f]				12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$10.77	$11.86	$13.39				$12.46
Net investment income (loss)			--[j]	0.13	0.08[h]				--[h,j]
Net realized and unrealized gain (loss) on investments			1.09	1.57	0.99				1.63
Total from investment operations			1.09	1.70	1.07				1.63
Less distributions
From net investment income			--	(0.13)	(0.17)				--[j]
From net realized gain			--	(0.04)	(0.28)				(0.02)
			--	(0.17)	(0.45)				(0.02)
Net asset value, end of period			$11.86	$13.39	$14.01				$14.07
Total return (%)[k]			10.12[l,m]	14.49[l]	8.32[l]				13.08[m]
Ratios and supplemental data

Net assets, end of period (in millions)			--[o]	$5	$9				$23
Ratio of net expenses to average net assets (%)[q]			0.22[r]	0.22	0.50				0.06[r]
Ratio of gross expenses to average net assets (%)[q]			19.95[p,r]	1.00[p]	1.00[p]				0.06[r]
Ratio of net investment income (loss) to
average net assets (%)[v]			(0.14)[r]	0.06	0.65				(0.03)[r]
Portfolio turnover (%)			55	48	111				111

a Series Il, Series IIl and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
f Effective 4-29-05, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
q Does not include expenses of the investment companies in which the Portfolio invests.
r Annualized.
v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements. 21

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Lifestyle Moderate 460

	Series I					Series II
Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05	12-31-02[a]	12-31-03	12-31-04	12-31-05

Per share operating performance

Net asset value, beginning of period	$13.01	$12.11	$11.22	$12.79	$13.80	$12.07	$11.22	$12.79	$13.80
Net investment income (loss)	0.45	0.40	0.27	0.31	0.33[h]	0.40	0.27	0.31	0.24[h]
Net realized and unrealized gain (loss) on investments	(0.61)	(0.88)	1.67	1.07	0.19	(0.84)	1.67	1.07	0.26
Total from investment operations	(0.16)	(0.48)	1.94	1.38	0.52	(0.44)	1.94	1.38	0.50
Less distributions
From net investment income	(0.45)	(0.40)	(0.27)	(0.31)	(0.33)	(0.40)	(0.27)	(0.31)	(0.33)
From net realized gain	(0.10)	--	(0.06)	(0.06)	(0.64)	--	(0.06)	(0.06)	(0.64)
From capital paid-in	(0.19)	(0.01)	(0.04)	--	--	(0.01)	(0.04)	--	--
	(0.74)	(0.41)	(0.37)	(0.37)	(0.97)	(0.41)	(0.37)	(0.37)	(0.97)
Net asset value, end of period	$12.11	$11.22	$12.79	$13.80	$13.35	$11.22	$12.79	$13.80	$13.33
Total return (%)[k]	(1.09)[l]	(4.07)[l]	17.83	11.04	4.15	(3.77)[l,m]	17.83	11.04	4.00
Ratios and supplemental data

Net assets, end of period (in millions)	$245	$326	$462	$582	$327	$74	$286	$631	$1,108
Ratio of net expenses to average net assets (%)[q]	0.07	0.07	0.07	0.07	0.12	0.07[r]	0.07	0.07	0.30
Ratio of gross expenses to average net assets (%)[q]	0.10[p]	0.09[p]	0.07	0.07	0.12	0.09[p,r]	0.07	0.07	0.30
Ratio of net investment income (loss) to
average net assets (%)[v]	3.23	3.17	2.15	2.26	2.51	0.19[r]	1.58	1.90	1.80
Portfolio turnover (%)	84	113	46	55	101	113	46	55	101

	Series IIIA					Series NAV
Period ended			12-31-03[a]	12-31-04	12-31-05[f]				12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$11.98	$12.79	$13.78				$12.59
Net investment income (loss)			--[j]	0.31	0.18[h]				(0.01)[h]
Net realized and unrealized gain (loss) on investments			0.81	1.05	0.31				0.77
Total from investment operations			0.81	1.36	0.49				0.76
Less distributions
From net investment income			--	(0.31)	(0.33)				--
From net realized gain			--	(0.06)	(0.64)				--
			--	(0.37)	(0.97)				--
Net asset value, end of period			$12.79	$13.78	$13.30				$13.35
Total return (%)[k]			6.76[l,m]	10.88[l]	3.92[l]				6.04[m]
Ratios and supplemental data

Net assets, end of period (in millions)			--[o]	$2	$3				$2
Ratio of net expenses to average net assets (%)[q]			0.22[r]	0.22	0.51				0.06[r]
Ratio of gross expenses to average net assets (%)[q]			47.71[p,r]	0.86[p]	1.09[p]				0.06[r]
Ratio of net investment income (loss) to
average net assets (%)[v]			(0.14)[r]	(0.12)	1.50				(0.06)[r]
Portfolio turnover (%)			46	55	101				101

a Series Il, Series IIl and Series NAV shares began operations on 1-28-02, 9-5-03 and 4-29-05, respectively.
f Effective 4-29-05, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
o Less than $500,000.
p Does not take into consideration expense reductions during the periods shown.
q Does not include expenses of the investment companies in which the Portfolio invests.
r Annualized.
v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements. 22

John Hancock Trust Portfolio of investments-- December 31, 2005 (showing percentage of total net assets)

Lifestyle Aggressive 1000 Trust
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST
All Cap Growth Trust Series NAV	649,994	$10,887,395
All Cap Value Trust Series NAV	741,295	10,867,379
Blue Chip Growth Trust Series NAV	1,536,325	27,208,319
Capital Appreciation Trust Series NAV	2,168,127	21,724,632
Core Equity Trust Series NAV	1,077,226	16,255,335
Emerging Growth Trust Series NAV	616,231	10,925,773
Equity-Income Trust Series NAV	969,385	16,334,138
Fundamental Value Trust Series NAV	1,427,685	21,829,299
International Equity Index Trust B Series NAV	1,291,787	21,999,135
International Opportunities Trust Series NAV	1,415,748	22,000,725
International Small Cap Trust Series NAV	1,718,348	33,009,460
International Stock Trust Series NAV	3,433,368	43,809,776
International Value Trust Series NAV	2,749,989	43,834,819
Large Cap Trust Series NAV	770,120	10,874,092
Large Cap Value Trust Series NAV	251,401	5,457,924
Mid Cap Core Trust Series NAV	1,303,869	21,905,002
Mid Cap Stock Trust Series NAV	710,423	11,075,487
Mid Cap Value Trust Series NAV	869,709	16,376,620
Natural Resources Trust Series NAV	873,613	27,431,438
Quantitative Mid Cap Trust Series NAV	744,073	10,930,440
Quantitative Value Trust Series NAV	1,079,297	16,351,355
Small Cap Opportunities Trust Series NAV	481,657	10,943,249
Small Cap Trust Series NAV	1,155,755	16,538,847
Small Company Trust Series NAV	689,028	10,859,074
Small Company Value Trust Series NAV	739,210	16,395,684
Special Value Trust Series NAV	554,815	10,902,115
U.S. Global Leaders Growth Trust Series NAV	409,742	5,347,128
U.S. Multi Sector Trust Series NAV	3,340,724	43,596,453
Vista Trust Series NAV	830,985	10,902,523

TOTAL INVESTMENT COMPANIES (Cost $505,697,477)		$546,573,616

Total Investments (Lifestyle Aggressive 1000 Trust)
(Cost $505,697,477) - 100.00%		$546,573,616
Liabilities in Excess of Other Assets - 0.00%		(22,065)

TOTAL NET ASSETS - 100.00%		$546,551,551

Lifestyle Balanced 640 Trust
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST
500 Index Trust Series NAV	10,325,960	$111,520,367
Active Bond Trust Series NAV	11,456,725	111,473,933
Blue Chip Growth Trust Series NAV	25,198,447	446,264,501
Core Bond Trust Series NAV	8,827,953	111,497,044
Core Equity Trust Series NAV	11,081,043	167,212,935
Equity-Income Trust Series NAV	16,548,708	278,845,722
Fundamental Value Trust Series NAV	10,951,000	167,440,793
Global Bond Trust Series NAV	11,683,077	167,652,152
High Yield Trust Series NAV	65,378,838	672,748,238

Lifestyle Balanced 640 Trust (continued)
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES (continued)
JOHN HANCOCK TRUST
International Opportunities Trust Series NAV	7,309,266	$ 113,586,000
International Small Cap Trust Series NAV	5,862,126	112,611,437
International Stock Trust Series NAV	17,549,826	223,935,782
International Value Trust Series NAV	14,053,067	224,005,888
Large Cap Trust Series NAV	3,947,652	55,740,846
Large Cap Value Trust Series NAV	2,575,264	55,908,987
Mid Cap Stock Trust Series NAV	3,602,231	56,158,774
Natural Resources Trust Series NAV	7,158,307	224,770,831
Real Estate Securities Trust Series NAV	11,236,103	278,992,426
Real Return Bond Trust Series NAV	20,799,912	279,758,811
Small Cap Opportunities Trust Series NAV	2,458,167	55,849,561
Small Cap Trust Series NAV	3,933,969	56,295,091
Small Company Value Trust Series NAV	2,511,668	55,708,793
Spectrum Income Trust Series NAV	21,971,434	279,256,921
Strategic Bond Trust Series NAV	13,971,368	167,656,418
Strategic Value Trust Series NAV	10,511,878	111,425,902
Total Return Trust Series NAV	20,265,583	279,462,387
U.S. Global Leaders Growth Trust Series NAV	12,777,769	166,749,892
U.S. High Yield Bond Trust Series NAV	8,567,673	111,551,105
U.S. Multi Sector Trust Series NAV	25,648,795	334,716,773
Value & Restructuring Trust Series NAV	8,409,568	111,847,248

TOTAL INVESTMENT COMPANIES (Cost $5,377,580,756)		$ 5,590,645,558

Total Investments (Lifestyle Balanced 640 Trust)
(Cost $5,377,580,756) - 100.00%		$ 5,590,645,558
Liabilities in Excess of Other Assets - 0.00%		(8,056)

TOTAL NET ASSETS - 100.00%		$ 5,590,637,502

Lifestyle Conservative 280 Trust
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST
Active Bond Trust Series NAV	6,238,418	$ 60,699,810
Blue Chip Growth Trust Series NAV	682,147	12,080,817
Core Bond Trust Series NAV	962,133	12,151,742
Equity-Income Trust Series NAV	718,474	12,106,279
Fundamental Value Trust Series NAV	791,989	12,109,510
Global Bond Trust Series NAV	3,384,529	48,567,991
High Yield Trust Series NAV	4,131,011	42,508,106
International Stock Trust Series NAV	950,100	12,123,280
International Value Trust Series NAV	1,140,845	18,185,062
Investment Quality Bond Trust Series NAV	2,536,640	30,363,582
Real Estate Securities Trust Series NAV	1,220,416	30,302,932
Real Return Bond Trust Series NAV	1,806,549	24,298,085
Spectrum Income Trust Series NAV	4,298,568	54,634,801
Strategic Bond Trust Series NAV	3,541,657	42,499,879
Total Return Trust Series NAV	7,042,248	97,112,605
U.S. Government Securities Trust Series NAV	4,906,105	66,772,087
U.S. High Yield Bond Trust Series NAV	466,950	6,079,694

The accompanying notes are an integral part of the financial statements. 23

John Hancock Trust Portfolio of investments-- December 31, 2005 (showing percentage of total net assets)

Lifestyle Conservative 280 Trust (continued)
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES (continued)
JOHN HANCOCK TRUST
U.S. Multi Sector Trust Series NAV	926,835	$12,095,197
Value & Restructuring Trust Series NAV	911,109	12,117,753

TOTAL INVESTMENT COMPANIES (Cost $598,524,130)		$606,809,212

Total Investments (Lifestyle Conservative 280 Trust)
(Cost $598,524,130) - 100.00%		$606,809,212
Liabilities in Excess of Other Assets - 0.00%		(13,416)

TOTAL NET ASSETS - 100.00%		$606,795,796

Lifestyle Growth 820 Trust
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST
500 Index Trust Series NAV	10,747,193	$116,069,683
All Cap Growth Trust Series NAV	3,466,067	58,056,627
All Cap Value Trust Series NAV	7,919,160	116,094,879
Blue Chip Growth Trust Series NAV	16,404,234	290,518,991
Capital Appreciation Trust Series NAV	17,387,171	174,219,452
Core Equity Trust Series NAV	11,545,358	174,219,453
Equity-Income Trust Series NAV	13,790,458	232,369,221
Fundamental Value Trust Series NAV	15,197,464	232,369,222
Global Bond Trust Series NAV	8,110,980	116,392,569
High Yield Trust Series NAV	39,661,422	408,116,033
International Equity Index Trust B Series NAV	3,423,159	58,296,401
International Opportunities Trust Series NAV	11,261,089	174,997,323
International Small Cap Trust Series NAV	12,147,649	233,356,332
International Stock Trust Series NAV	27,349,084	348,974,311
International Value Trust Series NAV	21,896,162	349,024,826
Large Cap Trust Series NAV	4,105,788	57,973,728
Large Cap Value Trust Series NAV	2,673,396	58,039,434
Mid Cap Core Trust Series NAV	13,835,957	232,444,077
Mid Cap Index Trust Series NAV	3,218,228	58,121,205
Mid Cap Stock Trust Series NAV	3,739,682	58,301,650
Mid Cap Value Trust Series NAV	3,081,707	58,028,551
Natural Resources Trust Series NAV	7,423,226	233,089,285
Quantitative Value Trust Series NAV	11,500,555	174,233,408
Real Estate Securities Trust Series NAV	4,678,504	116,167,254
Real Return Bond Trust Series NAV	12,995,225	174,785,774
Small Cap Index Trust Series NAV	3,892,371	57,996,329
Small Cap Opportunities Trust Series NAV	5,113,034	116,168,141
Small Cap Trust Series NAV	4,057,921	58,068,855
Small Company Growth Trust Series NAV	4,365,642	58,019,379
Small Company Value Trust Series NAV	2,614,020	57,978,970
Special Value Trust Series NAV	2,951,263	57,992,321
Spectrum Income Trust Series NAV	9,149,771	116,293,585
Strategic Bond Trust Series NAV	9,697,424	116,369,084
Total Return Trust Series NAV	16,881,901	232,801,409
U.S. Global Leaders Growth Trust Series NAV	13,350,150	174,219,452
U.S. Multi Sector Trust Series NAV	31,173,834	406,818,527

Lifestyle Growth 820 Trust (continued)
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES (continued)
JOHN HANCOCK TRUST
Vista Trust Series NAV	4,420,058	$57,991,164

TOTAL INVESTMENT COMPANIES (Cost $5,507,098,734)		$5,814,976,905

Total Investments (Lifestyle Growth 820 Trust)
(Cost $5,507,098,734) - 100.00%		$ 5,814,976,905
Other Assets in Excess of Liabilities - 0.00%		14,410

TOTAL NET ASSETS - 100.00%		$ 5,814,991,315

Lifestyle Moderate 460 Trust
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST
500 Index Trust Series NAV	2,658,857	$28,715,658
Active Bond Trust Series NAV	11,841,612	115,218,884
Blue Chip Growth Trust Series NAV	4,057,769	71,863,094
Core Bond Trust Series NAV	2,279,832	28,794,278
Core Equity Trust Series NAV	2,853,950	43,066,107
Equity-Income Trust Series NAV	1,704,902	28,727,606
Fundamental Value Trust Series NAV	2,819,055	43,103,348
Global Bond Trust Series NAV	6,030,355	86,535,598
High Yield Trust Series NAV	14,018,570	144,251,088
International Equity Index Trust B Series NAV	1,690,801	28,794,346
International Opportunities Trust Series NAV	951,334	14,783,737
International Stock Trust Series NAV	5,639,844	71,964,408
International Value Trust Series NAV	2,709,031	43,181,949
Investment Quality Bond Trust Series NAV	2,406,118	28,801,233
Real Estate Securities Trust Series NAV	2,315,741	57,499,844
Real Return Bond Trust Series NAV	4,289,515	57,693,978
Small Cap Trust Series NAV	1,005,874	14,394,053
Small Company Trust Series NAV	1,820,722	28,694,574
Small Company Value Trust Series NAV	646,767	14,345,292
Spectrum Income Trust Series NAV	7,933,090	100,829,569
Strategic Bond Trust Series NAV	6,006,042	72,072,508
Total Return Trust Series NAV	12,536,011	172,871,593
U.S. Government Securities Trust Series NAV	2,114,913	28,783,961
U.S. High Yield Bond Trust Series NAV	2,211,678	28,796,043
U.S. Multi Sector Trust Series NAV	4,403,644	57,467,550
Value & Restructuring Trust Series NAV	2,161,236	28,744,434

TOTAL INVESTMENT COMPANIES (Cost $1,402,687,133)		$1,439,994,733

Total Investments (Lifestyle Moderate 460 Trust)
(Cost $1,402,687,133) - 100.00%		$1,439,994,733
Liabilities in Excess of Other Assets - 0.00%		(13,899)

TOTAL NET ASSETS - 100.00%		$1,439,980,834

The accompanying notes are an integral part of the financial statements. 24

John Hancock Trust Notes to Financial Statements

1. ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several Portfolios, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers 89 separate investment Portfolios, 5 of which are described here as follows: the Lifestyle Aggressive 1000 Trust (“Lifestyle Aggressive 1000”), the Lifestyle Balanced 640 Trust (“Lifestyle Balanced 640”), the Lifestyle Conservative 280 Trust (“Lifestyle Conservative 280”), the Lifestyle Growth 820 Trust (“Lifestyle Growth 820”) and the Lifestyle Moderate 460 Trust (“Lifestyle Moderate 460”) (collectively, “Lifestyle Portfolios”). Each of the Lifestyle Portfolios is non-diversified for purposes of the Investment Company Act of 1940, as amended.

The Lifestyle Portfolios operate as a “Fund of Funds”, investing in shares of mutual funds (“underlying funds”). Lifestyle Portfolios invest in shares of underlying funds managed by affiliates of John Hancock Investment Management Services, LLC (the “Adviser”), a Delaware limited liability company controlled by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”). Lifestyle Portfolios’ underlying fund’s accounting policies are outlined in the shareholder reports, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Internet site at www.sec.gov, File # 811-04146, CIK 0000756913. The underlying funds are not covered by this report.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock USA and to Separate Accounts A and B and in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (“John Hancock New York”) and in the case of Series IIIA shares, to certain qualified pension and retirement plans. In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (“JHLICO”). John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial”.

The Portfolios offer four classes of shares: Series I, Series II, Series IIIA and Series NAV, which represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

2. SIGNIFICANT ACCOUNTING POLICIES The Portfolios in the preparation of the financial statements follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation The net asset value of the shares of each Portfolio is determined once daily as of the close of the New York Stock Exchange, normally at 4:00 P.M. Eastern time. Investments in underlying funds of the Fund of Funds Portfolios are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices, as outlined in the underlying fund’s financial statements. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Fair value pricing of securities is intended to help ensure that the net asset value of a Portfolio’s shares reflects the value of the Portfolio’s securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Portfolio at deflated prices, reflecting stale security valuations, and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

Repurchase Agreements Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Security Transactions and Related Investment Income Investment security transactions are accounted for on a trade date basis. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends are recorded on the ex-dividend date.

The Portfolios use the First In, First Out method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Multi-Class Operations All income, expenses (except class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

25

John Hancock Trust Notes to Financial Statements SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Expense Allocation Expenses not directly attributable to a particular Portfolio or class of shares are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred. Class specific expenses, such as Transfer Agent, Blue Sky fees and Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes. Expenses in the Lifestyle Portfolios’ Statements of Operations reflect the expenses of the Portfolios and do not include any indirect expenses related to the underlying funds. Because the underlying funds have varied expense levels and the Lifestyle Portfolios may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Lifestyle Portfolios will vary.

Federal Income Taxes Each Portfolio’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio is treated as a separate taxpayer for federal income tax purposes.

Distribution of Income and Gains During any particular year, net realized gains from investment transactions of each Portfolio, in excess of available capital loss car-ryforwards of each Portfolio, would be taxable to such Portfolio if not distributed. Therefore, each Portfolio intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Distributions paid by the Portfolios with respect to each Series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each Series. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital Accounts The Portfolios report the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Portfolio may periodically make reclassifications among certain capital accounts without affecting its net asset value.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Advisory Fees The Trust has entered into an Investment Advisory Agreement with JHIMS (the “Adviser”). The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment and reinvestment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Advisory fees charged to each Portfolio were as follows:

	First $7.5 billion of	Excess Over $7.5 billion
Portfolio	Aggregate Net Assets[1]	of Aggregate Net Assets[1]

Lifestyle Aggressive 1000	0.05%	0.04%
Lifestyle Balanced 640	0.05	0.04
Lifestyle Conservative 280	0.05	0.04
Lifestyle Growth 820	0.05	0.04
Lifestyle Moderate 460	0.05	0.04

1 Effective October 14, 2005 for purposes of determining Aggregate Net Assets, the net assets of: Lifestyle Portfolios and Lifestyle Aggressive Fund, Lifestyle Growth Fund, Lifestyle Balanced Fund, Lifestyle Moderate Fund, Lifestyle Conservative Fund, each a series of John Hancock Funds II, are included. John Hancock Funds II is a retail mutual fund advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Distributors, LLC. Prior to October 14, 2005 Aggregate Net Assets excluded net assets of John Hancock Funds II.

Expense Reimbursement The Adviser agreed that if total expenses of any Lifestyle Portfolio (absent reimbursement) exceed 0.075%, the Adviser would reduce the advisory fee or reimburse expenses of that Lifestyle Portfolio by an amount such that the total expenses of the Lifestyle Portfolio equals 0.075% . For purposes of the expense reimbursement, total expenses of a Lifestyle Portfolio include the advisory fee but exclude the expenses of the underlying funds, taxes, portfolio brokerage, interest, litigation, Rule 12b-1 fees and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business.

In the case of the Series IIIA shares, the Adviser voluntarily agreed to reimburse 100% of the class specific Blue Sky and Transfer Agent fees.

Fund Administration Fees The Advisory Agreement requires the Portfolios to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolios including, the preparation of all tax returns, annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports. Total expenses are allocated to each Portfolio based on its average daily net asset value.

Distribution Plans In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Board of Trustees has approved Distribution Plans (the “Plans”) for Series I, Series II and Series IIIA of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor, John Hancock Distributors, LLC (“JHD”), for distribution services pursuant to the Plans. JHD is a Delaware limited liability company controlled by John Hancock USA and it serves as principal underwriter and distributor of the variable contracts issued by John Hancock USA, John Hancock New York, JHLICO and JHVLICO. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. Accordingly, effective April 29, 2005, the Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value (there were no 12b-1 fees prior to March 1, 2005 and from March 1, 2005 to April 28, 2005 the annual rate was 0.15%), 0.25% of Series II average daily net asset value (there were no 12b-1 fees prior to March 1, 2005 and from March 1, 2005 to April 28, 2005 the annual rate was 0.35%) and 0.55% of Series IIIA average daily net asset value (prior to April 29, 2005, the annual rate was 0.15%) .

26

John Hancock Trust Notes to Financial Statements

4.	TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

5.	GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability aris-
ing out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the
Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

6.	CAPITAL SHARES Share activity for the Portfolios for year ended or period ended December 31, 2004 and the year ended December 31, 2005 were as follows:

Lifestyle Aggressive 1000	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	9,262,892	$104,723,276	5,579,219	$69,976,015
Distributions reinvested	255,259	2,901,049	1,420,645	17,139,409
Repurchased	(946,345)	(10,721,501)	(29,972,381)	(377,779,838)
Net increase (decrease)	8,571,806	$96,902,824	(22,972,517)	($290,664,414)

Series II shares
Sold	9,397,971	$105,657,672	2,185,438	$27,354,053
Distributions reinvested	143,505	1,631,332	836,240	10,092,812
Repurchased	(638,871)	(7,215,436)	(1,742,542)	(22,095,564)
Net increase (decrease)	8,902,605	$100,073,568	1,279,136	$15,351,301

Series IIIA shares
Sold	183,856	$2,099,318	376,242	$4,555,465
Distributions reinvested	370	4,222	6,102	73,641
Repurchased	(32,560)	(370,646)	(254,505)	(3,035,441)
Net increase (decrease)	151,666	$1,732,894	127,839	$1,593,665

Series NAV shares*
Sold	--	--	155,280	$1,995,407
Distributions reinvested	--	--	27	364
Repurchased	--	--	(9,621)	(124,878)
Net increase (decrease)	--	--	145,686	$1,870,893

Net increase (decrease)	17,626,077	$198,709,286	(21,419,856)	($271,848,555)

* Series NAV shares began operations on 4-29-05.

Lifestyle Balanced 640	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	25,618,123	$325,925,386	25,751,271	$345,505,307
Distributions reinvested	2,663,288	33,024,768	8,485,377	109,318,042
Repurchased	(1,456,030)	(18,629,989)	(94,060,304)	(1,253,043,172)
Net increase (decrease)	26,825,381	$340,320,165	(59,823,656)	($798,219,823)

Series II shares
Sold	91,121,089	$1,155,162,323	164,156,586	$2,205,897,020
Distributions reinvested	1,779,904	22,070,805	11,015,309	142,044,625
Repurchased	(24,933)	(296,704)	(838,234)	(11,484,227)
Net increase (decrease)	92,876,060	$1,176,936,424	174,333,661	$2,336,457,418

Series IIIA shares
Sold	508,361	$6,580,639	884,587	$11,522,617
Distributions reinvested	708	8,781	28,541	367,721
Repurchased	(74,516)	(982,660)	(598,624)	(7,664,663)
Net increase (decrease)	434,553	$5,606,760	314,504	$4,225,675

Series NAV shares*
Sold	--	--	882,880	$12,020,629
Distributions reinvested	--	--	483	6,749
Repurchased	--	--	(14,682)	(199,806)
Net increase (decrease)	--	--	868,681	$11,827,572

Net increase (decrease)	120,135,994	$1,522,863,349	115,693,190	$1,554,290,842

* Series NAV shares began operations on 4-29-05.

27

John Hancock Trust
Notes to Financial Statements

6. CAPITAL SHARES, CONTINUED

Lifestyle Conservative 280	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	6,629,511	$90,118,349	5,268,299	$70,838,955
Distributions reinvested	981,187	12,951,664	2,328,170	30,173,503
Repurchased	(3,301,540)	(45,044,515)	(20,327,122)	(268,925,514)
Net increase (decrease)	4,309,158	$58,025,498	(12,730,653)	($167,913,056)

Series II shares
Sold	9,871,358	$133,780,536	11,643,872	$156,070,309
Distributions reinvested	560,572	7,399,547	2,003,035	25,939,640
Repurchased	(1,575,876)	(21,579,719)	(2,297,076)	(30,693,719)
Net increase (decrease)	8,856,054	$119,600,364	11,349,831	$151,316,230

Series IIIA shares
Sold	179,748	$2,507,062	79,866	$1,065,034
Distributions reinvested	641	8,462	15,862	205,252
Repurchased	(16,378)	(226,692)	(53,922)	(716,542)
Net increase (decrease)	164,011	$2,288,832	41,806	$553,744

Series NAV shares*
Sold	--	--	61,504	$815,284
Repurchased	--	--	(1,032)	(13,706)
Net increase (decrease)	--	--	60,472	$801,578

Net increase (decrease)	13,329,223	$179,914,694	(1,278,544)	($15,241,504)

* Series NAV shares began operations on 4-29-05.

Lifestyle Growth 820	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	25,863,607	$315,972,656	22,044,246	$292,180,685
Distributions reinvested	1,604,478	19,402,401	4,859,132	62,296,802
Repurchased	(1,597,546)	(19,753,481)	(91,896,730)	(1,223,370,222)
Net increase (decrease)	25,870,539	$315,621,576	(64,993,352)	($868,892,735)

Series II shares
Sold	102,293,726	$1,248,677,073	183,058,437	$2,456,283,807
Distributions reinvested	1,065,736	12,888,344	6,841,570	87,894,506
Repurchased	(294,515)	(3,604,863)	(80,775)	(1,098,614)
Net increase (decrease)	103,064,947	$1,257,960,554	189,819,232	$2,543,079,699

Series IIIA shares
Sold	373,971	$4,635,795	841,686	$10,847,906
Distributions reinvested	327	4,004	15,940	204,589
Repurchased	(9,988)	(123,057)	(558,785)	(7,042,425)
Net increase (decrease)	364,310	$4,516,742	298,841	$4,010,070

Series NAV shares*
Sold	--	--	1,650,725	$22,390,584
Distributions reinvested	--	--	918	12,965
Repurchased	--	--	(3,665)	(47,960)
Net increase (decrease)	--	--	1,647,978	$22,355,589

Net increase (decrease)	129,299,796	$1,578,098,872	126,772,699	$1,700,552,623

* Series NAV shares began operations on 4-29-05.

28

John Hancock Trust
Notes to Financial Statements

6. CAPITAL SHARES, CONTINUED

Lifestyle Moderate 460	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Series I shares
Sold	7,229,812	$93,923,326	7,537,450	$99,286,691
Distributions reinvested	1,109,465	14,029,486	3,406,219	43,220,723
Repurchased	(2,290,298)	(29,572,821)	(28,592,151)	(370,186,712)
Net increase (decrease)	6,048,979	$78,379,991	(17,648,482)	($227,679,298)

Series II shares
Sold	23,236,028	$299,869,269	33,440,510	$439,059,818
Distributions reinvested	773,340	9,781,335	4,068,750	51,586,761
Repurchased	(613,751)	(7,973,300)	(117,043)	(1,533,390)
Net increase (decrease)	23,395,617	$301,677,304	37,392,217	$489,113,189

Series IIIA shares
Sold	115,154	$1,511,948	137,587	$1,802,356
Distributions reinvested	27	356	9,663	122,414
Repurchased	(900)	(12,072)	(17,353)	(225,588)
Net increase (decrease)	114,281	$1,500,232	129,897	$1,699,182

Series NAV shares*
Sold	--	--	126,582	$1,661,683
Repurchased	--	--	(5,340)	(69,872)
Net increase (decrease)	--	--	121,242	$1,591,811

Net increase (decrease)	29,558,877	$381,557,527	19,994,874	$264,724,884

* Series NAV shares began operations on 4-29-05.

7. INVESTMENT TRANSACTIONS The following summarizes the securities transactions (except for short-term investments) for the Portfolios for the year ended December 31, 2005:

		PURCHASES	SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
Lifestyle Aggressive 1000	--	$845,993,792	--	$1,131,932,697
Lifestyle Balanced 640	--	6,347,530,350	--	4,879,145,315
Lifestyle Conservative 280	--	729,796,149	--	769,693,791
Lifestyle Growth 820	--	7,028,399,701	--	5,365,679,137
Lifestyle Moderate 460	--	1,647,253,390	--	1,424,730,151

The cost of investments owned on December 31, 2005, including short-term investments, for federal income tax purposes, was as follows:

		NET TAX BASIS
		APPRECIATION	TAX BASIS	TAX BASIS
PORTFOLIO	TAX BASIS COST	(DEPRECIATION)	APPRECIATION	DEPRECIATION
Lifestyle Aggressive 1000	$510,013,478	$36,560,138	$36,801,624	$241,486
Lifestyle Balanced 640	5,441,202,998	149,442,560	164,372,825	14,930,265
Lifestyle Conservative 280	608,033,269	(1,224,057)	2,693,544	3,917,601
Lifestyle Growth 820	5,553,090,713	261,886,192	269,911,471	8,025,279
Lifestyle Moderate 460	1,417,929,353	22,065,380	29,607,289	7,541,909

29

John Hancock Trust Notes to Financial Statements

8. INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Lifestyle Portfolios invest primarily in the underlying funds that are managed by affiliates of the Adviser. The Portfolios do not invest in the underlying funds for the purpose of exercising management or control. At December 31, 2005, Lifestyle Portfolios held the following pro-rated share of total outstanding voting securities of the affiliated underlying funds:

A summary of the Portfolios’ transactions in the securities of affiliated issuers in which the Portfolios’ holdings represent 5% or more of the outstanding voting securities of the issuer, during the year ended December 31, 2005 is set forth below.

		BEGINNING			ENDING
		SHARE	SHARES	SHARES	SHARE		ENDING
PORTFOLIO	AFFILIATE - SERIES NAV	AMOUNT	PURCHASED	SOLD	AMOUNT	PROCEEDS	VALUE
Lifestyle
Aggressive 1000
	All Cap Growth	--	1,314,149	664,155	649,994	$10,259,790	$10,887,395
	All Cap Value	--	1,410,240	668,946	741,295	9,243,574	10,867,379
	Blue Chip Growth	--	3,746,844	2,210,519	1,536,325	36,514,148	27,208,319
	Capital Appreciation	--	2,225,185	57,058	2,168,127	569,444	21,724,632
	Core Equity	--	5,377,376	4,300,150	1,077,226	59,503,185	16,255,335
	Emerging Growth	--	1,403,949	787,718	616,231	12,879,605	10,925,773
	Equity-Income	--	3,036,443	2,067,058	969,385	33,322,135	16,334,138
	Fundamental Value	--	4,851,572	3,423,887	1,427,685	49,260,970	21,829,299
	International Equity Index B	--	1,328,900	37,113	1,291,787	627,451	21,999,136
	International Opportunities	--	3,837,616	2,421,868	1,415,748	33,050,924	22,000,725
	International Small Cap Trust	--	3,732,546	2,014,198	1,718,348	36,927,291	33,009,460
	International Stock Trust	--	7,926,321	4,492,953	3,433,368	52,602,457	43,809,776
	International Value	--	10,614,539	7,864,551	2,749,989	116,153,966	43,834,819
	Large Cap Trust	--	1,483,207	713,087	770,120	9,641,104	10,874,092
	Large Cap Value	--	1,550,310	1,298,908	251,401	26,349,708	5,457,924
	Mid Cap Stock	--	5,754,789	5,044,367	710,423	66,930,716	11,075,487
	Mid Cap Value	--	2,286,967	1,417,258	869,709	25,008,021	16,376,620
	Mid Cap Core	--	2,469,253	1,165,384	1,303,869	18,672,524	21,905,002
	Natural Resources	--	3,219,339	2,345,726	873,613	64,597,212	27,431,438
	Quantitative Mid Cap	--	749,998	5,924	744,073	86,578	10,930,440
	Quantitative Value	--	1,092,054	12,756	1,079,297	192,689	16,351,355
	Small Cap	--	2,004,821	849,066	1,155,755	11,580,124	16,538,847
	Small Cap Opportunities	--	1,571,890	1,090,233	481,657	23,152,424	10,943,249
	Small Company	--	692,733	3,705	689,028	59,225	10,859,074
	Small Company Value	--	1,358,850	619,640	739,210	12,960,145	16,395,684
	Special Value	--	1,700,149	1,145,334	554,815	21,443,413	10,902,115
	U.S. Global Leaders Growth	--	4,078,888	3,669,146	409,742	46,456,974	5,347,128
	U.S. Multi Sector	--	3,378,337	37,613	3,340,724	490,525	43,596,453
	Vista	--	838,552	7,567	830,985	99,411	10,902,523
Lifestyle
Balanced 640
	500 Index	--	10,341,873	15,913	10,325,960	173,938	111,520,367
	Active Bond	--	11,456,739	14	11,456,725	139	111,473,933
	All Cap Growth	--	13,116,511	13,116,511	--	205,203,678	--
	All Cap Value	--	9,541,732	9,541,732	--	132,359,746	--
	Blue Chip Growth	--	31,996,712	6,798,265	25,198,447	112,273,135	446,264,501
	Capital Appreciation	--	14,992,256	14,992,256	--	139,178,407	--
	Core Bond	--	11,471,888	2,643,935	8,827,953	33,118,144	111,497,044
	Core Equity	--	15,575,354	4,494,312	11,081,043	62,355,912	167,212,935
	Equity-Income	--	29,687,498	13,138,790	16,548,708	212,024,779	278,845,722
	Fundamental Value	--	14,179,425	3,228,425	10,951,000	46,187,028	167,440,793
	Global Bond	--	30,693,525	19,010,449	11,683,077	277,483,602	167,652,152
	High Yield	--	95,179,785	29,800,948	65,378,838	296,059,671	672,748,238
	International Opportunities	--	10,262,527	2,953,260	7,309,266	40,317,891	113,586,000
	International Small Cap Trust	--	8,080,630	2,218,504	5,862,126	40,761,899	112,611,437
	International Stock Trust	--	23,585,450	6,035,624	17,549,826	70,765,820	233,935,782
	International Value	--	30,037,169	15,984,102	14,053,067	235,111,939	224,005,888
	Large Cap Trust	--	9,984,652	6,037,000	3,947,652	80,905,678	55,740,846
	Large Cap Value	--	2,575,278	14	2,575,264	--	55,908,987
	Mid Cap Stock	--	10,987,137	7,384,907	3,602,231	91,114,825	56,158,774
	Natural Resources	--	17,530,080	10,371,774	7,158,307	286,804,929	224,770,831
	Quantitative Value	--	9,223,338	9,223,338	--	130,977,170	--
	Real Estate Securities	--	18,466,475	7,230,373	11,236,103	170,890,975	278,992,426
	Real Return Bond	--	28,383,207	7,583,295	20,799,912	102,125,953	279,758,811
	Small Cap	--	11,063,057	7,129,088	3,933,969	96,413,394	56,295,091
	Small Cap Opportunities	--	7,101,406	4,643,239	2,458,167	98,620,471	55,849,561
	Small Company Value	--	2,511,696	29	2,511,668	627	55,708,793
	Spectrum Income	--	21,971,573	140	21,971,434	1,779	279,256,921
	Strategic Bond	--	44,992,466	31,021,098	13,971,368	366,355,188	167,656,418
	Strategic Value	--	13,762,672	3,250,794	10,511,878	33,658,690	111,425,902
	Total Return	--	30,580,981	10,315,398	20,265,583	141,013,003	279,462,387
	U.S. Global Leaders Growth	--	24,843,764	12,065,995	12,777,769	152,978,974	166,749,892
	U.S. High Yield Bond	--	11,085,020	2,517,347	8,567,673	32,076,374	111,551,105
	U.S. Multi Sector	--	25,727,833	79,038	25,648,795	1,034,503	334,716,773
	Value & Restructuring	--	8,431,725	22,158	8,409,568	294,447	111,847,248

30

John Hancock Trust Notes to Financial Statements

8. INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

		BEGINNING			ENDING
		SHARE	SHARES	SHARES	SHARE		ENDING
PORTFOLIO	AFFILIATE - SERIES NAV	AMOUNT	PURCHASED	SOLD	AMOUNT	PROCEEDS	VALUE
Lifestyle
Conservative 280
	Active Bond	--	6,456,369	217,951	6,238,418	$2,098,747	$60,699,810
	Blue Chip Growth	--	1,301,419	619,272	682,147	10,285,898	12,080,817
	Core Bond	--	1,396,117	433,984	962,133	5,430,204	12,151,742
	Equity-Income	--	2,537,023	1,818,549	718,474	29,451,102	12,106,279
	Fundamental Value	--	2,815,731	2,023,742	791,989	29,223,851	12,109,510
	Global Bond	--	6,413,008	3,028,479	3,384,529	45,105,739	48,567,991
	High Yield	--	7,874,856	3,743,845	4,131,011	37,432,301	42,508,106
	International Stock Trust	--	1,842,969	892,868	950,100	10,474,337	12,123,280
	International Value	--	2,029,113	888,268	1,140,845	13,432,608	18,185,062
	Investment Quality Bond	--	8,052,657	5,516,017	2,536,640	65,241,251	30,363,582
	Real Estate Securities	--	2,635,760	1,415,344	1,220,416	33,359,113	30,302,932
	Real Return Bond	--	2,787,060	980,511	1,806,549	13,198,627	24,298,085
	Spectrum Income	--	4,438,638	140,069	4,298,568	1,760,802	54,634,801
	Strategic Bond	--	10,245,032	6,703,376	3,541,657	79,295,844	42,499,879
	Total Return	--	11,068,725	4,026,476	7,042,248	54,981,957	97,112,605
	U.S. Government Securities	--	15,403,379	10,497,274	4,906,105	141,712,419	66,772,087
	U.S. High Yield Bond	--	479,073	12,122	466,950	155,982	6,079,694
	U.S. Multi Sector	--	993,259	66,424	926,835	856,273	12,095,197
	Value & Restructuring	--	990,746	79,637	911,109	1,036,687	12,117,753
Lifestyle
Growth 820
	500 Index	--	10,747,193	--	10,747,193	--	116,069,683
	All Cap Growth	--	8,689,394	5,223,327	3,466,067	81,540,883	58,056,627
	All Cap Value	--	14,599,668	6,680,509	7,919,160	92,526,559	116,094,879
	Blue Chip Growth	--	29,333,793	12,929,559	16,404,234	214,480,581	290,518,991
	Capital Appreciation	--	23,371,137	5,983,966	17,387,171	54,440,439	174,219,452
	Core Bond	--	10,585,087	10,585,087	--	132,250,117	--
	Core Equity	--	25,166,823	13,621,465	11,545,358	188,580,913	174,219,453
	Equity-Income	--	21,400,935	7,610,476	13,790,458	122,672,268	232,369,221
	Fundamental Value	--	28,011,487	12,814,023	15,197,464	185,236,938	232,369,222
	Global Bond	--	11,307,424	3,196,443	8,110,980	47,309,686	116,392,570
	High Yield	--	60,469,915	20,808,493	39,661,422	205,535,955	408,116,033
	International Equity Index B	--	3,423,239	79	3,423,159	1,323	58,296,401
	International Opportunities	--	20,284,543	9,023,454	11,261,089	122,908,551	174,997,323
	International Small Cap Trust	--	16,609,769	4,462,121	12,147,649	81,955,649	233,356,332
	International Stock Trust	--	37,053,022	9,703,938	27,349,084	113,704,794	348,974,311
	International Value	--	45,890,692	23,994,530	21,896,162	351,243,379	349,024,826
	Large Cap Trust	--	4,105,788	--	4,105,788	--	57,973,728
	Large Cap Value	--	6,862,713	4,189,316	2,673,396	85,120,666	58,039,434
	Mid Cap Index	--	3,218,232	4	3,218,228	71	58,121,205
	Mid Cap Stock	--	24,081,458	20,341,776	3,739,682	259,753,210	58,301,650
	Mid Cap Value	--	7,623,447	4,541,739	3,081,707	80,454,339	58,028,551
	Mid Cap Core	--	15,545,763	1,709,806	13,835,957	27,272,787	232,444,077
	Natural Resources	--	17,006,208	9,582,983	7,423,226	265,749,751	233,089,285
	Quantitative Value	--	14,723,878	3,223,323	11,500,555	45,580,583	174,233,408
	Real Estate Securities	--	7,097,010	2,418,506	4,678,504	56,341,068	116,167,254
	Real Return Bond	--	18,035,520	5,040,296	12,995,225	67,876,723	174,785,774
	Small Cap	--	17,675,541	13,617,619	4,057,921	178,363,663	58,068,855
	Small Cap Index	--	3,894,344	1,973	3,892,371	26,795	57,996,329
	Small Cap Opportunities	--	7,172,821	2,059,786	5,113,034	43,662,443	116,168,141
	Small Company Growth	--	4,367,859	2,218	4,365,642	28,784	58,019,379
	Small Company Value	--	10,756,177	8,142,157	2,614,020	171,713,261	57,978,970
	Special Value	--	2,951,295	32	2,951,263	636	57,992,321
	Spectrum Income	--	9,149,795	24	9,149,771	305	116,293,585
	Strategic Bond	--	22,752,869	13,055,445	9,697,424	153,898,686	116,369,084
	Total Return	--	23,398,481	6,516,580	16,881,901	88,975,574	232,801,409
	U.S. Global Leaders Growth	--	19,579,364	6,229,215	13,350,150	77,458,256	174,219,452
	U.S. High Yield Bond	--	10,216,551	10,216,551	--	130,543,265	--
	U.S. Multi Sector	--	31,179,705	5,872	31,173,834	74,277	406,818,527
	Vista	--	4,420,120	62	4,420,058	829	57,991,164

31

John Hancock Trust Notes to Financial Statements 8. INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

		BEGINNING			ENDING
		SHARE	SHARES	SHARES	SHARE		ENDING
PORTFOLIO	AFFILIATE - SERIES NAV	AMOUNT	PURCHASED	SOLD	AMOUNT	PROCEEDS	VALUE
Lifestyle
Moderate 460
	500 Index	--	2,680,817	21,960	2,658,857	$234,974	$28,715,658
	Active Bond	--	11,865,661	24,049	11,841,612	232,555	115,218,884
	All Cap Value	--	2,816,245	2,816,245	--	39,066,863	--
	Blue Chip Growth	--	7,221,395	3,163,626	4,057,769	52,490,872	71,863,094
	Core Bond	--	2,967,280	687,448	2,279,832	8,607,511	28,794,278
	Core Equity	--	5,861,432	3,007,482	2,853,950	41,721,066	43,066,107
	Equity-Income	--	2,420,939	716,036	1,704,902	11,583,490	28,727,606
	Fundamental Value	--	3,971,623	1,152,568	2,819,055	16,519,542	43,103,348
	Global Bond	--	13,677,598	7,647,243	6,030,355	111,728,535	86,535,598
	High Yield	--	20,904,427	6,885,857	14,018,570	68,181,465	144,251,088
	International Equity Index B	--	1,718,338	27,536	1,690,801	454,242	28,794,346
	International Opportunities	--	975,090	23,756	951,334	350,263	14,783,737
	International Stock Trust	--	8,766,704	3,126,860	5,639,844	36,647,369	71,964,408
	International Value	--	8,776,053	6,067,022	2,709,031	90,081,837	43,181,949
	Investment Quality Bond	--	4,730,066	2,323,948	2,406,118	27,504,715	28,801,233
	Large Cap Value	--	2,053,061	2,053,061	--	41,728,958	--
	Real Estate Securities	--	3,961,615	1,645,874	2,315,741	38,703,097	57,499,844
	Real Return Bond	--	5,876,966	1,587,451	4,289,515	21,380,137	57,693,978
	Small Cap	--	1,017,582	11,708	1,005,874	164,445	14,394,053
	Small Company	--	5,942,947	4,122,226	1,820,722	62,587,114	28,694,574
	Small Company Value	--	652,275	5,508	646,767	121,475	14,345,292
	Spectrum Income	--	7,945,924	12,835	7,933,090	161,145	100,829,569
	Strategic Bond	--	12,287,515	6,281,473	6,006,042	74,302,408	72,072,508
	Total Return	--	18,670,603	6,134,592	12,536,011	83,839,255	172,871,593
	U.S. Global Leaders Growth	--	4,077,667	4,077,667	--	52,038,958	--
	U.S. Government Securities	--	13,317,064	11,202,151	2,114,913	151,169,714	28,783,961
	U.S. High Yield Bond	--	2,892,581	681,174	2,211,678	8,680,868	28,796,043
	U.S. Multi Sector	--	4,441,428	37,784	4,403,644	488,381	57,467,550
	Value & Restructuring	--	2,186,414	25,178	2,161,236	329,369	28,744,434

9. FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles, and income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for futures and options transactions, foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies, equalization debits, and excise tax regulations.

The tax-basis components of distributable earnings at December 31, 2005 were as follows:

			UNREALIZED
	UNDISTRIBUTED	UNDISTRIBUTED LONG	APPRECIATION
PORTFOLIO	ORDINARY INCOME	TERM CAPITAL GAINS	(DEPRECIATION)
Lifestyle Aggressive 1000	$63,476,390	$55,483,916	$36,560,138
Lifestyle Balanced 640	210,252,233	203,162,485	149,442,560
Lifestyle Conservative 280	1,058,519	17,675,147	(1,224,057)
Lifestyle Growth 820	271,864,531	218,152,686	261,886,192
Lifestyle Moderate 460	27,675,748	43,688,001	22,065,380

The tax character of distributions paid during 2004 and 2005 was as follows:

	2004 DISTRIBUTIONS		2005 DISTRIBUTIONS
	ORDINARY	LONG TERM	ORDINARY	LONG TERM
PORTFOLIO	INCOME	CAPITAL GAINS	INCOME	CAPITAL GAINS
Lifestyle Aggressive 1000	$3,372,432	$1,164,171	$15,381,485	$11,924,741
Lifestyle Balanced 640	51,701,598	3,402,756	179,232,568	72,504,569
Lifestyle Conservative 280	19,804,075	555,598	37,512,986	18,805,409
Lifestyle Growth 820	28,331,725	3,963,024	120,429,003	29,979,859
Lifestyle Moderate 460	23,811,177	--	56,570,060	38,359,838

32

PricewaterhouseCoopers LLP Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the portfolios (identified in Note 1) comprising John Hancock Trust (the “Trust”) at December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP February 24, 2006

33

John Hancock Trust Trustees and Officers Information (Unaudited)

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

DISINTERESTED TRUSTEES

Principal Occupation(s) and
Name, Address and Age	Position with the Trust[1]	Other Directorships During Past Five Years

Don B. Allen	Trustee	Adviser, Sinicon Plastics Inc (plastic injection molding).
601 Congress Street	(since 1985)
Boston, MA 02210
Age: 77
Charles L. Bardelis	Trustee	President and Executive Officer, Island Commuter Corp.
601 Congress Street	(since 1988)	(Marine Transport).
Boston, MA 02210		Trustee of John Hancock Funds II (since 2005) and
Age: 64		John Hancock Funds III (since 2005).
Peter S. Burgess	Trustee	Consultant (financial, accounting and auditing matters)
601 Congress Street	(since 2005)	(since 1999). Certified Public Accountant, Partner; Arthur
Boston, MA 02210		Andersen (prior to 1999).
Age: 63		Director of the following publicly traded companies: PMA Capital
Corporation (since 2004) and Lincoln Educational Services
Corporation (since 2004).
Trustee of John Hancock Funds II (since 2005), John Hancock
Funds III (since 2005).
Elizabeth G. Cook	Trustee	Expressive Arts Therapist, Massachusetts General Hospital
601 Congress Street	(since 2005)[2]	(September 2001 to present); Expressive Arts Therapist, Dana
Boston, MA 02210		Farber Cancer Institute (September 2000 to January 2004);
Age: 68		President, The Advertising Club of Greater Boston.
Trustee of John Hancock Funds II (since 2005) and
John Hancock Funds III (since 2005).
Hassell H. McClellan	Trustee	Associate Professor, The Graduate School of the Wallace E.
601 Congress Street	(since 2005)[2]	Carroll School of Management, Boston College.
Boston, MA 02210		Trustee of John Hancock Funds II (since 2005) and
Age: 60		John Hancock Funds III (since 2005).
James M. Oates	Chairman	Managing Director, Wydown Group (financial consulting
601 Congress Street	(since 2005)	firm)(since 1994); Chairman, Emerson Investment Management,
Boston, MA 02210	Trustee	Inc. (since 2000); Chairman, Hudson Castle Group, Inc.
Age: 59	(since 2004)	(formerly IBEX Capital Markets, Inc.) (financial services
company) (since 1997).
Director of the following publicly traded companies:
Stifel Financial (since 1996); Investor Financial Services
Corporation (since 1995); and Connecticut River Bancorp,
(since 1998).
Trustee of John Hancock Funds II (since 2005) and
John Hancock Funds III (since 2005); Director, Phoenix Mutual
Funds (since 1988; overseeing 20 portfolios).
F. David Rolwing	Trustee	Former Chairman, President and CEO, Montgomery Mutual
601 Congress Street	(since 1997)[3]	Insurance Company, 1991 to 1999. (Retired 1999).
Boston, MA 02210
Age: 71

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

3 Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

34

John Hancock Trust

Trustees and Officers Information (Unaudited)

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

Principal Occupation(s) and
Name, Address and Age	Position with the Trust[1]	Other Directorships During Past Five Years

James R. Boyle[2]	Trustee	President, John Hancock Annuities; Executive Vice President,
601 Congress Street	(since 2005)	John Hancock Life Insurance Company (since June, 2004);
Boston, MA 02210		President U.S. Annuities; Senior Vice President, The
Age: 46		Manufacturers Life Insurance Company (U.S.A) (prior to 2004).
John D. Richardson[2,3]	Trustee	Retired; Former Senior Executive Vice President, Office of the
601 Congress Street	(since 1997)	President, Manulife Financial, February 2000 to March 2002
Boston, MA 02210		(Retired, March, 2002); Executive Vice President and General
Age: 68		Manager, U.S. Operations, Manulife Financial, January 1995
to January 2000.
Director of BNS Split Corp and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange.
Keith F. Hartstein[4]	President	Senior Vice President, Manulife Financial Corporation (since
601 Congress Street	(since 2005)	2004); Director, President and Chief Executive Officer,
Boston, MA 02210		John Hancock Advisers, LLC and The Berkeley Financial
Age: 49		Group, LLC (“The Berkeley Group”) (holding company);
Director, President and Chief Executive Officer, John Hancock
Funds, LLC. (“John Hancock Funds”); Director, President and
Chief Executive Officer, Sovereign Asset Management LLC
(“Sovereign”); Director, John Hancock Signature Services, Inc.;
Director, Chairman and President, NM Capital Management, Inc.
(NM Capital) (since 2005); Chairman, Investment Company
Institute Sales Force Marketing Committee (since 2003);
Executive Vice President, John Hancock Funds, LLC (until 2005).
John G. Vrysen[4]	Chief Financial Officer	Executive Vice President and Chief Financial Officer,
601 Congress Street	(since 2005)	John Hancock Funds, LLC, July 2005 to present; Senior Vice
Boston, MA 02210		President and General Manager, Fixed Annuities, John Hancock
Age: 51		Financial Services, September 2004 to July 2005; Executive
Vice President, Operations, Manulife Wood Logan,
July 2000 to September 2004.
Gordon M. Shone[4]	Treasurer	Senior Vice President, John Hancock Life Insurance Company
601 Congress Street	(since 2005)	(U.S.A.), January 2001 to present. Vice President, The
Boston, MA 02210		Manufacturers Life Insurance Company (U.S.A.), August 1998
Age: 49		to December 2000.
John D. Danello[4]	Secretary	Vice President/Chief Counsel, US Wealth Management,
601 Congress Street	(since 2005)	John Hancock Financial Services, Inc., February 2005 to present.
Boston, MA 02110		Vice President/Chief Counsel, Life Insurance & Asset
Age: 50		Management, Allmerica Financial Corporation, Inc., 2001
to February 2005.

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 The Trustee is an “interested person” (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

3 Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

4 Affiliated with the Adviser.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Internet site at www.sec.gov.

PROXY VOTING POLICY. From time to time, mutual funds are required to vote proxies related to the securities held by the Portfolios. Each of the John Hancock Trust Portfolios vote proxies according to the Trust’s proxy voting policies and procedures approved by the Board of Trustees. A description of the Trust’s proxy voting policies and procedures and the proxy results are available without charge, upon request, by calling 1-800-344-1029 or on the SEC Internet website at www.sec.gov.

35

Management of the Trust

Trustees
James M. Oates, Chairman of the Board
Don B. Allen
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McClellan
F. David Rolwing
John D. Richardson

Officers
Keith F. Hartstein, President
John G. Vrysen, Chief Financial Officer
Gordon M. Shone, Treasurer
John D. Danello, Secretary

Investment Adviser
John Hancock Investment Management Services, LLC
Boston, Massachusetts

601 Congress Street
Boston MA 02210-2805

PRESORTED STD
U.S. POSTAGE
PAID
RANDOLPH, MA
PERMIT NO. 75

JHTLA   12/05

American Funds®

The right choice for the long term®

American Funds Insurance Series

A diversity of perspectives

Annual report for the year ended December 31, 2005

American Funds Insurance Series®is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company. For nearly 75 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

Investment portfolios Growth Fund International Fund Blue Chip Income and Growth Fund Growth-Income Fund Bond Fund

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline the report and help investors better focus on the funds’ principal holdings. For details on how to obtain a complete schedule of portfolio holdings for each fund in the series, please see the outside back cover.

This report shows investment results for Class 1, Class 2 and Class 3 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution. Results discussed in the letter to investors are for Class 2 shares. The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund, which is managed to provide preservation of principal) over the past 10 years — or lifetime of the fund, if shorter than 10 years. The mountain charts reflect results for Class 2 shares. The investment results tables show the average annual total returns over various periods for Class 1, Class 2 and Class 3 shares. The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected here. The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Investments outside the United States, especially those in developing countries, are subject to additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Small-company stocks involve additional risks, and they can fluctuate in price more than larger company stocks. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. The market indexes shown in this report are unmanaged and do not reflect sales charges, commissions or expenses.

Fellow investors:

The year ended December 31, 2005, was a strong period for American Funds Insurance Series. For the third consecutive year, every investment option in the series gained ground, and many of the funds outpaced their relative benchmarks.

The fiscal year, which began in January 2005, proved to be a study in contrasts. The U.S. stock markets were restrained by rising energy prices, the Gulf Coast hurricanes and the steady climb of short-term interest rates. However, economic growth remained healthy throughout the year, leading to higher corporate profits, relatively low unemployment and sustained consumer demand. Both Standard & Poor’s 500 Composite Index, a broad measure of U.S. stocks, and the Nasdaq Composite Index, home to many of the nation’s technology companies, finished the year moderately ahead, returning 4.9% and 1.4%, respectively.

Stock returns were more vigorous outside the United States in 2005, which benefited those funds with a global exposure. In Europe, strong markets prevailed in an environment of slow economic growth countered by low interest rates and rising corporate profits. Almost every major European market posted returns totaling 20%1 or better when measured in local currencies. When converted to U.S. dollars, however, European returns were notably lower, owing to the strength of the U.S. dollar, which gained 14.5% against the euro and 11.5% against the British pound. For example, the London FTSE 100 posted a gain of 8.8% when measured in U.S. dollars.

In most Asian and developing markets, returns were in the double digits. South Korea, Brazil and Mexico each gained more than 40%, and although headwinds created by the strengthening U.S. dollar against the yen reduced the return on Japanese stocks, they still finished with a robust return of 25.6% for the year.

Among sectors, there was a disparity of results. Energy companies, bolstered by historically high oil prices, continued to provide strong returns, while results for technology and Internet companies were generally mixed. Global small-cap companies continued to outpace the broader market, posting double-digit gains for the third consecutive year; they returned 17.2% as measured by the S&P/Citigroup Global Index with market capitalizations less than $2 billion.

American Funds Insurance Series’ bond funds also gained ground in an environment marked by rising short-term interest rates and low inflation. During 2005, the Federal Reserve Board maintained its measured course of interest rate hikes, increasing the federal funds rate eight more times to 4.25% . However, long-term interest rates showed little change. This divergent behavior resulted in the longest maturity bonds producing the highest returns for the year across all market sectors. Corporate bonds and mortgage-backed obligations slightly lagged comparable-maturity Treasuries for the year. The high-quality bond market gained 2.6% as measured by the Citigroup Broad Investment-Grade (BIG) Bond Index, while high-yield bonds posted a 2.3% return as measured by the Credit Suisse High Yield Index.

Naturally, we are pleased with the series’ strong results this year; however, we urge investors not to focus unduly on short-term gains but rather consider investment decisions in light of multi-year results. As always, it is best to stick to a thoughtful long-term financial plan.

We will continue to extensively research the companies we invest in and maintain our own long-term perspective as we construct the portfolios of the 13 funds in the series. We appreciate your continued support and look forward to reporting to you again in six months.

1Unless otherwise indicated, country returns are based on MSCI indexes, assume reinvestment of dividends and are measured in U.S. dollars.

Lee A. Ault III, an independent trustee of the series since 1999, has been elected non-executive chairman of the board. James K. Dunton, the previous chairman, has been elected vice chairman and will remain principal executive officer. As independent board chair, Mr. Ault will chair board meetings, including executive sessions of the independent trustees, and will be responsible for board agendas, but will not have other executive or management responsibilities with the series. He will remain unaffiliated with Capital Research and Management Company, the series’ investment adviser, and any of its affiliates.

American Funds Insurance Series

Average annual total returns based on a $1,000 investment for periods ended December 31, 2005

	Class 1	Class 2	Class 3

1 year	+16.50%	+16.19%	+16.28%
5 years	+ 2.28	+ 2.03	+ 2.10
10 years	+13.96	+13.68	+13.76
Lifetime (since 2/8/84)	+14.96	+14.64	+14.75

The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; cannot be invested in directly; and reflect the reinvestment of all dividends and/or distributions.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth Fund had an exceptional year, growing 16.2% in 2005, and besting its benchmark, the S&P 500, which gained 4.9% for the period. The fund is now the largest investment option in American Funds Insurance Series as measured by assets.

In 2005, a year where U.S. markets were eclipsed by those abroad, the fund benefited from its exposure to non-U.S. companies, which accounted for 16.4% of assets at year-end. Two of the fund’s Japanese and Brazilian holdings did especially well, posting high gains and boosting the fund’s return.

Energy prices remained high worldwide, prompting the oil, gas and consumable fuels sector to have a strong year. Google, the fund’s largest individual holding, did remarkably well in 2005, and was beneficial to the fund’s year-end result. In fact, the majority of the fund’s top 10 holdings all positively contributed to the fund’s return, though their sectors as a whole did not fare as well.

The fund’s technology holdings had mixed results; some did relatively well, while a few lagged. Overall, mortgage finance and industrial conglomerate holdings were generally weaker and detracted from the fund’s result.

American Funds Insurance Series

International Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

International Fund gained 21.5% in 2005, while the MSCI EAFE® (Europe, Australasia, Far East) Index posted a 14.0% return as global stock markets generated impressive returns for the third consecutive year.

Returns in Asia and most developing countries were especially strong. India rose 37.6%, 1 South Korea gained 58.0%, and Brazil advanced 57.0%, a substantial portion of which came from appreciation of the Brazilian currency against the dollar. In contrast, the strengthening U.S. dollar against the yen reduced the return on Japanese stocks to a still-robust 25.6% . In Europe, where markets were more subdued, currency hindered returns for U.S. investors, though when measured in dollars, gains were still strong.

The fund increased its exposure in Asia, where a variety of new investment opportunities were found. In fact, Asia has replaced Europe as International Fund’s largest area of concentration. At year-end, the fund’s exposure in Asia had increased to 37.3% from 31.7% as of December 31, 2004.

The fund’s holdings in oil, gas and consumable fuels boosted its return, while investments in industries such as diversified telecommunication services and pharmaceuticals were less additive.

Asia/Pacific Basin
Japan	18.9%

South Korea	4.7

India	3.8

Australia	2.6

Taiwan	2.6

Hong Kong	2.1

China	1.0

Other	1.6

37.3

Europe
United Kingdom	7.4

France	5.8

Germany	5.3

Netherlands	3.7

Switzerland	3.6

Spain	2.4

Austria	2.1

Europe (cont.)
Italy	1.7%

Denmark	1.3

Norway	1.1

Other	1.6

36.0

The Americas
Canada	4.3

Brazil	2.9

Mexico	2.6

Other	.8

10.6

Other countries	.1

Short-term securities & other
assets less liabilities	16.0

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2005

	Class 1	Class 2	Class 3

1 year	+21.75%	+21.50%	+21.54%
5 years	+ 6.18	+ 5.93	+ 6.00
10 years	+11.20	+10.93	+11.01
Lifetime (since 5/1/90)	+10.41	+10.13	+10.22

The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; cannot be invested in directly; and reflect the reinvestment of all dividends and/or distributions.

1Unless otherwise indicated, country returns are based on MSCI indexes, assume reinvestment of dividends and are measured in U.S. dollars.

2 MSCI EAFE (Europe, Australasia, Far East) Index.

3 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Blue Chip Income and Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Blue Chip Income and Growth Fund gained 7.2% in 2005, outpacing the S&P 500, which returned 4.9% for the year.

Blue Chip Income and Growth Fund’s focus on high-quality, well-established companies proved rewarding for investors in an environment in which U.S. markets generally lagged their counterparts abroad. Although growth in the United States remained healthy, rising oil and gas prices and the steady climb of short-term interest rates kept a lid on the markets for much of the year. The Nasdaq Composite Index, home to many of the nation’s technology companies, also had a lackluster year, returning 1.4% in 2005.

The fund bested its benchmark with the help of its holdings in oil, gas and consumable fuels, the sector boasting the biggest gains in 2005. Schlumberger, a leading oil-field services provider and one of the fund’s top 10 holdings, gained 45.1% for the year.

The fund was also helped by some of its investments in insurance and health care companies. Investments in mortgage finance and automobile companies hindered its return.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2005

	Class 1	Class 2
1 year	+7.57%	+7.24%
Lifetime (since 7/5/01)	+2.83	+2.55

The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; cannot be invested in directly; and reflect the reinvestment of all dividends and/or distributions.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Average annual total returns based on a $1,000 investment for periods ended December 31, 2005

	Class 1	Class 2	Class 3

1 year	+6.08%	+5.83%	+5.88%
5 years	+5.57	+5.31	+5.37
10 years	+10.84	+10.56	+10.64
Lifetime (since 2/8/84)	+13.08	+12.76	+12.88

The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; cannot be invested in directly; and reflect the reinvestment of all dividends and/or distributions.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Growth-Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth-Income Fund gained 5.8% during 2005, besting the S&P 500, which rose 4.9% .

High energy prices and rising short-term interest rates restrained markets in the United States for the year. Domestically, energy-related companies fared very well in 2005. Investors outside the United States also saw strong returns as most major markets ended the year with double-digit gains.

Growth-Income Fund, which seeks capital growth and income over time, invests primarily in U.S. companies across a wide range of industry groups. The fund benefited from its position in energy companies, 7.0% of assets, and from good stock selection in a variety of other industries.

The fund also benefited from its non-U.S. equities, accounting for 9.0% of assets, while some holdings specific to the mortgage finance and media industries were a drag on the fund’s result for the year.

American Funds Insurance Series

Average annual total returns based on a $1,000 investment for periods ended December 31, 2005

	Class 1	Class 2

1 year	+ 1.77%	+ 1.59%
5 years	+ 6.65	+ 6.39
Lifetime (since 1/2/96)	+ 6.15	+ 5.89

The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; cannot be invested in directly; and reflect the reinvestment of all dividends and/or distributions.

1 Citigroup Broad Investment-Grade (BIG) Bond Index.

2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Bond Fund gained 1.6% for the year, lagging the Citigroup Broad Investment-Grade (BIG) Bond Index, which rose 2.6% in 2005.

The fund gained ground in an environment marked by rising short-term interest rates. During 2005, the Federal Reserve Board maintained its measured course of interest rate hikes, increasing the federal funds rate eight times to 4.25% . Although short-term rates rose in response to the Fed’s tightening, long-term rates have resisted the climb. Consequently at year-end, the yield on the bellwether 10-year U.S. Treasury note fell below that of its shorter term counterpart, the two-year Treasury note.

Corporate bonds, especially those with lower ratings, had a difficult year. The combination of further downgrades at the auto companies, combined with fears of a leveraging in corporate balance sheets, weakened that sector of the market and hindered the fund’s result. Both corporate bonds and mortgage-backed obligations slightly lagged comparable-maturity Treasuries, which accounted for 8.1% of the fund’s assets at year-end.

American Funds Insurance Series

A diversity of perspectives

American Funds Insurance Series gives you a wide range of investment choices. From the growth-oriented International Fund to Cash Management Fund, the series covers the investment spectrum. Capital Research and Management Company, investment adviser to all 13 of the series' variable funds, is well suited to the task of managing that diversity of options. In the next few pages, you'll meet a handful of the investment professionals from our offices in Los Angeles, New York, San Francisco and Hong Kong who bring a unique blend of experience and perspective to American Funds Insurance Series.

American Funds Insurance Series

The art of research

The first thing you notice when you walk into Alex Sheynkman’s New York City office is the display of name badges he’s collected from the companies visited on his many research trips. “What’s interesting is that some of these companies no longer exist,” Alex says, pointing to a badge from Compaq, which merged with Hewlett-Packard in 2002. “It’s a constantly shifting world, and I think the most important thing about how we approach investment research is that we try and see as far down the road as possible. Where a company will be in six months or a year is certainly important. But where it will be in, say, three or five years is even more vital. That’s where I try to focus.”

Alex has covered technology hardware and equipment companies for Capital Research since 2000. When he immigrated to the United States from Russia in 1989 with degrees in electrical engineering and computer science, he worked as a computer programmer. For Alex, the transition from programmer to analyst was a natural one.

“Computer programming is a science. While there may be some creative elements, for the most part, there’s a right answer, a single conclusion; it’s all very logical,” Alex explains. “I use my analytical skills to gather vast amounts of information on a company, but there’s also a subjective element, a judgment I make about the company’s management by looking at their capabilities and track record. It really is an art.”

Alex hones his art by visiting at least 60 companies a year. He also benefits from the perspectives and experience of his fellow analysts. “We work in research clusters,” says Alex, “which is our term for a group of analysts and portfolio counselors who get together to discuss investment ideas with one another. It’s incredibly valuable. We all bring our different experiences to the table, approaching things from different angles. The insight you gain from others can definitely help you make wiser investment decisions.”

American Funds Insurance Series

Growth-Income Fund portfolio counselors
Years of investment experience as of May 2006
Jim Dunton	44 years
Bob O’Donnell	34 years
Claudia Huntington	33 years
Don O’Neal	21 years
Ross Sappenfield	14 years

The sum of its parts

Multiple perspectives are the hallmark of Capital Research’s unique strategy for managing investments. Jim Dunton, the series’ vice chairman and a portfolio counselor with over 40 years of investment experience, describes the multiple portfolio counselor system, which blends teamwork and accountability, as “the cornerstone of American Funds Insurance Series’ investment management process.”

Under this method, which has been employed for nearly 50 years, the assets of each fund are typically divided among several portfolio counselors, while another segment is assigned to Capital Research’s investment analysts. Portfolio counselors are “generalists” who select from a wide range of investments, while investment analysts are “specialists” who buy and sell securities among the industry sectors they follow.

As an example, Growth-Income Fund has five portfolio counselors. Among them, these investment professionals average 29 years of experience with Capital Research, providing a wealth of knowledge and skill. Instead of investing in a specific industry or geographic region, each portfolio counselor assembles a portfolio of securities that resembles an entire fund. A sixth segment of the fund’s portfolio is managed by a group of analysts, who can invest based on the industries or regions they follow.

“The independence fostered by this system means that portfolio counselors can focus on those investments in which they have the greatest conviction. Diversity of opinion, untempered by the need for consensus, is perhaps the system’s greatest strength,” says Jim. “It has ensured that investors have the opportunity to benefit from the viewpoints and perspectives of a range of professionals with differing approaches and styles. Different investment styles have tended to smooth out the peaks and valleys of investing. Although each portfolio counselor may take a different approach to investing, all share a common long-term perspective and a commitment to produce superior long-term results.”

American Funds Insurance Series

The proof is in the people

Don O’Neal, a portfolio counselor and president of the series, understands the value of multiple perspectives and diverse experience. In fact, it was the promise of working with such a fascinating group of people that drew him to Capital Research when he graduated from business school just over 20 years ago.

Like Alex, Don took a slightly circuitous route to investing. After getting a degree in nuclear engineering, Don realized he wanted to work with people, not just numbers. And as he recalls with a smile, “There weren’t many interesting jobs in the nuclear power industry in the United States at the time.” In business school, he found what he was looking for in an investment management class. “I liked it immediately,” Don recalls. “It seemed like the perfect fit because it combined the analysis of numbers with the analysis of, and with, people. It required common sense, good judgment, all things I was attracted to.”

Don began his career at Capital Research as an investment analyst covering the chemical, environmental services and aerospace defense industries, which worked well with his background. “Our analysts are experts in the industries they cover,” says Don. “In fact, they tend to know more about the companies they cover than our competitors, because many of them have been covering the same industries for 10, 20, even 30 years, which is a tremendous advantage.”

When he’s not in his San Francisco–based office, Don enjoys coaching his son’s sports teams. “The team dynamic is something I find very appealing,” he says. “Successful teams accomplish more than individuals. Whether it’s on the soccer field or in a conference room, when you have a diverse team of people considering the same problems as an individual, you’ll get better answers. At Capital Research, multiple points of view are inherent in every process we have, spanning cultures, borders and investment styles.”

American Funds Insurance Series

Following your own course

Los Angeles–based Donnalisa Barnum was born and raised in California and truly loves the Golden State. Over the years, she’s crossed a number of borders and gained a great deal of experience. After getting her undergraduate degree in English, Donnalisa continued her studies in Sydney. “Living in Italy, and later Australia, for an extended period of time helped a Southern California kid get a broader perspective on the world,” Donnalisa muses.

A portfolio counselor with over 24 years of investment experience, Donnalisa came to Capital Research as a summer intern and decided to stay. The challenging and collegial environment impressed her, as did the breadth of knowledge and experience of her colleagues. “There’s really so much history here,” she says. “I’ve been at Capital Research 19 years, a long time by many standards, and yet, that’s less than half as long as some of my colleagues. The average amount of investment experience here is 23 years.”

The multiple portfolio counselor system has had a big influence on Donnalisa. “The system works because we don’t all do the same thing. I invest only in those companies I know and in which I have the strongest conviction. Because each investment professional offers his or her unique experience and acts on different convictions, this approach leads to a more diverse portfolio.” Over time, this investment system helps to provide consistency because the success of the portfolio isn’t resting on the shoulders of one individual portfolio counselor, which is a benefit to our investors.

It’s Capital Research’s investment system that makes Donnalisa most confident about the future. “The transition from generation to generation of investment professionals is a basic advantage of the multiple portfolio counselor system; the overall objective of the group is consistent, but the individual counselors follow their own course.”

The global perspective

Recognizing the growing importance of a global perspective on financial markets, Capital Research and Management Company, investment adviser to American Funds Insurance Series, opened its first non-U.S. research office in Geneva in the early 1960s. Today, investors in American Funds Insurance Series benefit from investment professionals working from offices around the world.

They bring to their job of researching companies and finding good investment opportunities a wide variety of backgrounds, educations and cultural outlooks. That diversity gives Capital Research an edge in understanding political, social and cultural nuances. The map below shows some of the countries visited by the investment professionals for the funds in the series in 2005.

American Funds Insurance Series

A global network of local understanding

Winnie Kwan, a small-capitalization and Asian companies investment analyst based in Hong Kong, understands the importance of combining global reach with local understanding. Her undergraduate and graduate degrees in economics give her insight into how the markets work, but as Winnie, who came to Capital Research in 2000, knows, to truly understand a company or industry, crunching numbers won’t suffice; there’s no substitute for on-the-ground research.

“A vast expansion of economic freedom has opened new markets for consumer goods and services, and technological innovations have created industries that did not exist a decade ago,” Winnie says. “As the marketplace has grown, so have investment opportunities around the world.”

Born in Hong Kong and educated in the United Kingdom, Winnie is fluent in English, Mandarin and Cantonese, which she considers a great advantage. “Most of the people I meet with at the companies I visit do not speak English, so being able to speak the local language allows me to establish a level of communication, understanding and trust that might not be possible otherwise. The ability to speak the local language and understand the culture can help you gain insight that might otherwise be lost.

“To better understand a specific company’s business, we often meet with its suppliers and distributors, as well as our fellow analysts who may be covering these suppliers and distributors. We are talking with our fellow analysts all the time, comparing notes, comparing ideas.” Winnie adds, “The geographic diversity of the analysts actually fosters a cross-pollination of ideas that helps us to reinforce or re-evaluate the recommendations we make. The perspectives we gather only enhance our own perceptions of the companies we cover.”

Bound by a common philosophy

Meticulous research. Unique viewpoints. Diverse experience. Global reach. The investments professionals you’ve met and their colleagues at Capital Research all share a common goal: achieving consistently superior long-term investment results for the investors in American Funds Insurance Series.

Growth Fund
Summary investment portfolio December 31, 2005

Largest individual equity securities	Percent of net assets		Percent of net assets
Google	5.0%	Schlumberger	1.6%

Altria Group	2.4	Roche Holding	1.4

Microsoft	2.2	Sanofi-Aventis	1.4

Lowe’s Companies	2.0	Carnival Corp.	1.3

Target	1.9	Burlington Resources	1.2

Common stocks — 91.04%		Market	Percent
		value	of net
	Shares	(000)	assets
Information technology — 20.22%

Google Inc., Class A1	2,726,700	$1,131,199	5.02%

Microsoft Corp.	19,015,000	497,242	2.21

Texas Instruments Inc.	7,626,000	244,566	1.08

Yahoo! Inc.[1]	5,726,500	224,364.99

Corning Inc.[1]	11,150,000	219,209.97

Taiwan Semiconductor Manufacturing Co. Ltd.	78,660,068	150,069.67

KLA-Tencor Corp.	3,705,000	182,768.81

Xilinx, Inc.	7,240,000	182,521.81

SOFTBANK CORP.	3,904,000	164,776.73

Maxim Integrated Products, Inc.	4,005,000	145,141.64

Cisco Systems, Inc.[1]	8,433,000	144,373.64

Other securities		1,273,942	5.65

		4,560,170	20.22

Consumer discretionary — 16.66%

Lowe’s Companies, Inc.	6,885,000	458,954	2.03

Target Corp.	7,890,000	433,713	1.92

Carnival Corp., units	5,585,000	298,630	1.32

Starbucks Corp.[1]	6,920,000	207,669.92

Expedia, Inc.[1]	8,546,630	204,777.91

Best Buy Co., Inc.	4,490,400	195,243.87

Harrah’s Entertainment, Inc.	2,642,000	188,348.84

IAC/InterActiveCorp[1]	6,397,630	181,117.80

News Corp. Inc.	10,980,000	170,739.76

Michaels Stores, Inc.	4,070,000	143,956.64

Other securities		1,274,589	5.65

		3,757,735	16.66

Energy — 14.99%

Schlumberger Ltd.	3,609,800	350,692	1.55

Burlington Resources Inc.	3,190,000	274,978	1.22

Halliburton Co.	3,880,000	240,405	1.07

EOG Resources, Inc.	3,265,000	239,553	1.06

Devon Energy Corp.	3,409,072	213,203.94

Transocean Inc.[1]	2,731,400	190,351.84

Diamond Offshore Drilling, Inc.	2,660,000	185,029.82

Canadian Natural Resources, Ltd.	3,625,700	179,726.80

Newfield Exploration Co.[1]	3,317,200	166,092.74

Suncor Energy Inc.	2,524,200	159,190.71

BJ Services Co.	4,134,000	151,594.67

Murphy Oil Corp.	2,698,800	145,708.65

Other securities		884,160	3.92

		3,380,681	14.99

American Funds Insurance Series

Growth Fund

Common stocks		Market	Percent
		value	of net
	Shares	(000)	assets
Health care — 12.63%

Roche Holding AG	2,160,000	$ 324,008	1.44%

Sanofi-Aventis	3,533,900	309,286	1.37

WellPoint, Inc.[1]	2,655,000	211,843.94

Express Scripts, Inc.[1]	1,928,000	161,566.72

Cardinal Health, Inc.	2,150,000	147,813.65

Medtronic, Inc.	2,500,000	143,925.64

Gilead Sciences, Inc.[1]	2,620,000	137,891.61

Other securities		1,412,180	6.26

		2,848,512	12.63

Consumer staples — 7.13%

Altria Group, Inc.	7,380,000	551,434	2.44

Walgreen Co.	5,000,000	221,300.98

Seven & I Holdings Co., Ltd.[1]	3,942,000	168,719.75

PepsiCo, Inc.	1,845,000	109,003.49

Other securities		557,326	2.47

		1,607,782	7.13

Financials — 6.01%

Fannie Mae	4,120,000	201,097.89

Banco Bradesco SA, preferred nominative (ADR)	6,750,000	196,762.87

American International Group, Inc.	2,725,000	185,927.83

Freddie Mac	2,297,700	150,155.67

Other securities		620,543	2.75

		1,354,484	6.01

Industrials — 5.06%

Tyco International Ltd.	6,761,500	195,137.86

General Electric Co.	4,430,000	155,271.69

Other securities		790,823	3.51

		1,141,231	5.06

Telecommunication services — 2.33%

Qwest Communications International Inc.[1]	43,050,000	243,232	1.08

Other securities		281,649	1.25

		524,881	2.33

Other — 1.87%

Other securities		421,048	1.87

Miscellaneous — 4.14%

Other common stocks in initial period of acquisition		934,223	4.14

Total common stocks (cost: $15,067,157,000)		20,530,747	91.04

American Funds Insurance Series

Growth Fund

Bonds & notes — 0.12%		Market	Percent
		value	of net
		(000)	assets

Total bonds & notes (cost: $29,284,000)		$25,911.12%

Short-term securities — 9.45%	Principal
	amount
	(000)

Concentrate Manufacturing Co. of Ireland 4.14%–4.27% due 1/4–2/7/2006[2]	$118,100	117,781.52

Freddie Mac 4.19%–4.255% due 1/30–2/27/2006	104,600	104,070.46

International Lease Finance Corp. 4.25%–4.28% due 1/24–2/7/2006	96,050	95,656.43

Edison Asset Securitization LLC 4.18%–4.35% due 1/17–2/22/2006[2]	82,300	81,878.36

Fannie Mae 4.25%–4.31% due 3/2–3/15/2006	75,000	74,377.33

General Electric Capital Corp. 4.20% due 1/3/2006	9,000	8,996.04

Other securities		1,648,070	7.31

Total short-term securities (cost: $2,130,741,000)		2,130,828	9.45

Total investment securities (cost: $17,227,182,000)		22,687,486	100.61

Other assets less liabilities		(136,623)	(.61)

Net assets		$22,550,863	100.00%

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund’s holdings in affiliated companies is included in “Other securities” under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2005, appear below.

						Market value
					Dividend	of affiliates
	Beginning			Ending	income	at 12/31/05
Company	shares	Purchases	Sales	shares	(000)	(000)

Aveta, Inc.[1,2,3]	—	3,918,000	—	3,918,000	—	$ 52,893

Rosetta Resources Inc.[1,2,3]	—	2,980,000	—	2,980,000	—	48,276

					—	$101,169

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

[1]Security did not produce income during the last 12 months.

2Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $1,300,037,000, which represented 5.76% of the net assets of the fund.

[3]Valued under fair value procedures adopted by authority of the board of trustees.

ADR = American Depositary Receipts See Notes to Financial Statements

American Funds Insurance Series

International Fund
Summary investment portfolio December 31, 2005

Largest individual equity securities	Percent of net assets		Percent of net assets
Telekom Austria	2.1%	Kookmin Bank	1.4%

Unibanco	1.8	Koninklijke KPN	1.3

Seven & I Holdings	1.8	AstraZeneca	1.3

MUFG	1.5	Roche Holding	1.3

Société Générale	1.4	Bayer	1.3

Common stocks — 83.97%		Market	Percent
		value	of net
	Shares	(000)	assets
Financials — 21.47%

Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,802,000	$ 114,553	1.76%

Mitsubishi UFJ Financial Group, Inc.[1]	7,342	99,535	1.53

Société Générale[1]	743,000	91,437	1.41

Kookmin Bank[1]	1,211,000	91,277	1.40

Hypo Real Estate Holding AG1	1,390,000	72,246	1.11

ICICI Bank Ltd.[1]	4,400,000	57,181.88

Macquarie Bank Ltd.[1]	1,143,898	57,175.88

ING Groep NV1	1,549,310	53,663.82

Allianz AG1	351,200	53,099.82

Swire Pacific Ltd., Class A1	5,720,000	51,342.79

Other securities		655,310	10.07

		1,396,818	21.47

Consumer discretionary — 10.29%

Grupo Televisa, SA, ordinary participation certificates (ADR)	867,000	69,794	1.07

Kingfisher PLC[1]	15,603,645	63,601.98

Yamada Denki Co., Ltd.[1]	425,000	52,993.82

Accor SA1	920,904	50,698.78

LG Electronics Inc.[1]	502,860	44,229.68

Mediaset SpA[1]	4,050,000	42,878.66

Honda Motor Co., Ltd.[1]	604,500	34,472.53

Other securities		310,327	4.77

		668,992	10.29

Information technology — 8.75%

SOFTBANK CORP.[1]	1,852,000	78,303	1.20

Samsung Electronics Co., Ltd.[1]	105,244	68,084	1.04

Rohm Co., Ltd.[1]	592,100	64,245.99

livedoor Co., Ltd.[1,2]	8,300,000	51,840.80

Other securities		306,766	4.72

		569,238	8.75

Telecommunication services — 8.24%

Telekom Austria AG1	6,094,899	136,594	2.10

Koninklijke KPN NV1	8,685,600	87,008	1.34

América Móvil SA de CV, Series L (ADR)	1,440,000	42,134.65

Other securities		270,401	4.15

		536,137	8.24

American Funds Insurance Series

International Fund

Common stocks		Market	Percent
		value	of net
	Shares	(000)	assets
Energy — 8.14%

Canadian Natural Resources, Ltd.	1,540,000	$ 76,338	1.17%

Royal Dutch Shell PLC, Class B1	1,193,868	38,232
Royal Dutch Shell PLC, Class B (ADR)	275,839	17,800	1.11
Royal Dutch Shell PLC, Class A1	522,000	15,942

Reliance Industries Ltd.[1]	3,628,695	71,789	1.10

Oil & Natural Gas Corp. Ltd.[1]	2,213,000	57,782.89

Husky Energy Inc.	1,035,000	52,525.81

Petro-Canada	1,080,000	43,336.67

Norsk Hydro ASA[1]	410,000	42,329.65

Other securities		113,126	1.74

		529,199	8.14

Health care — 5.79%

AstraZeneca PLC (United Kingdom)[1]	1,262,500	61,359
			1.32
AstraZeneca PLC (Sweden)[1]	510,500	24,942

Roche Holding AG1	569,500	85,473	1.32

Novo Nordisk A/S, Class B1	1,439,000	80,903	1.25

Other securities		123,745	1.90

		376,422	5.79

Consumer staples — 5.60%

Seven & I Holdings Co., Ltd.[1,2]	2,667,000	114,340	1.76

Nestlé SA1	147,820	44,139.68

Other securities		205,822	3.16

		364,301	5.60

Materials — 5.51%

Bayer AG1	2,013,000	84,087	1.29

Nitto Denko Corp.[1]	949,900	74,125	1.14

Placer Dome Inc.	2,070,000	47,397.73

Other securities		152,994	2.35

		358,603	5.51

Industrials — 3.32%

Siemens AG1	575,000	49,192.76

Other securities		166,814	2.56

		216,006	3.32

Utilities — 2.34%

Veolia Environnement[1]	1,380,900	62,466.96

Other securities		89,635	1.38

		152,101	2.34

Miscellaneous — 4.52%

Other common stocks in initial period of acquisition		294,125	4.52

Total common stocks (cost: $3,808,283,000)		5,461,942	83.97

American Funds Insurance Series

International Fund

Short-term securities — 15.81%	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets

Thunder Bay Funding, LLC 4.20%–4.36% due 1/6–2/15/2006[3]	$48,136	$ 47,993
			1.00%
Old Line Funding, LLC 4.14% due 1/5/2006[3]	17,100	17,090

Federal Home Loan Bank 4.10%–4.20% due 1/11–2/8/2006	56,400	56,244.86

Sheffield Receivables Corp. 4.14%–4.21% due 1/3–1/13/2006[3]	52,800	52,739.81

KfW International Finance Inc. 4.23%–4.35% due 1/27–2/27/2006[3]	50,400	50,182.77

Pfizer Investment Capital PLC 4.225% due 1/19/2006[3]	50,000	49,888.77

Concentrate Manufacturing Co. of Ireland 4.22%–4.26% due 1/12–2/1/2006[3]	50,000	49,858.77

GlaxoSmithKline Finance PLC 4.30% due 2/13/2006	50,000	49,741.77

IXIS Commercial Paper Corp. 4.31% due 2/10–2/23/2006[3]	50,000	49,725.76

Siemens Capital Co. LLC 4.20%–4.31% due 2/8–3/6/2006	46,500	46,228.71

Freddie Mac 4.21%–4.23% due 1/31–2/16/2006	46,000	45,790.70

American Honda Finance Corp. 4.09%–4.20% due 1/4–1/23/2006	41,500	41,445.64

Mont Blanc Capital Corp. 4.20% due 1/6/2006[3]	25,000	24,982.38

Barton Capital LLC 4.18% due 1/10/2006[3]	20,102	20,079.31

Other securities		426,388	6.56

Total short-term securities (cost: $1,028,341,000)		1,028,372	15.81

Total investment securities (cost: $4,836,624,000)		6,490,314	99.78

Other assets less liabilities		14,427.22

Net assets		$6,504,741	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

1Valued under fair value procedures adopted by authority of the board of trustees. At December 31, 2005, 142 of the fund’s securities, including those in “Other securities” and “Miscellaneous” in the summary investment portfolio (with aggregate value of $4,658,539,000), were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.

[2]Security did not produce income during the last 12 months.

3Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $607,381,000, which represented 9.34% of the net assets of the fund.

ADR = American Depositary Receipts GDR = Global Depositary Receipts See Notes to Financial Statements

American Funds Insurance Series

Blue Chip Income and Growth Fund
Summary investment portfolio December 31, 2005

Largest individual equity securities	Percent of net assets		Percent of net assets
Tyco	4.0%	Lowe’s Companies	2.9%

Hewlett-Packard	3.9	American International Group	2.8

Fannie Mae	3.7	JPMorgan Chase	2.6

Cardinal Health	3.4	Microsoft	2.5

BellSouth	3.3	Schlumberger	2.5

Common stocks — 93.28%		Market	Percent
		value	of net
	Shares	(000)	assets
Financials — 19.61%

Fannie Mae	2,380,000	$116,168	3.67%

American International Group, Inc.	1,300,000	88,699	2.80

J.P. Morgan Chase & Co.	2,100,000	83,349	2.64

Capital One Financial Corp.	700,000	60,480	1.91

Bank of America Corp.	1,075,000	49,611	1.57

Citigroup Inc.	925,000	44,890	1.42

Freddie Mac	675,000	44,111	1.39

MBNA Corp.	1,550,000	42,082	1.33

Washington Mutual, Inc.	750,000	32,625	1.03

Other securities		58,484	1.85

		620,499	19.61

Consumer discretionary — 14.99%

Lowe’s Companies, Inc.	1,370,000	91,324	2.89

Best Buy Co., Inc.	1,820,000	79,134	2.50

Target Corp.	1,270,000	69,812	2.21

General Motors Corp.	1,750,000	33,985	1.07

TJX Companies, Inc.	1,350,000	31,360.99

Leggett & Platt, Inc.	1,350,000	30,996.98

Carnival Corp., units	575,000	30,745.97

Clear Channel Communications, Inc.	925,000	29,091.92

Toyota Motor Corp. (ADR)	275,000	28,770.91

Mattel, Inc.	1,800,000	28,476.90

Other securities		20,596.65

		474,289	14.99

Health care — 13.30%

Cardinal Health, Inc.	1,550,000	106,562	3.37

Aetna Inc.	800,000	75,448	2.38

AstraZeneca PLC (ADR)	950,000	46,170	1.46

Eli Lilly and Co.	775,000	43,857	1.39

Schering-Plough Corp.	1,600,000	33,360	1.05

Merck & Co., Inc.	1,000,000	31,810	1.00

Abbott Laboratories	800,000	31,544	1.00

HCA Inc.	600,000	30,300.96

Other securities		21,776.69

		420,827	13.30

Information technology — 13.06%

Hewlett-Packard Co.	4,350,000	124,540	3.94

Microsoft Corp.	3,050,000	79,758	2.52

International Business Machines Corp.	650,000	53,430	1.69

Cisco Systems, Inc.[1]	2,400,000	41,088	1.30

Applied Materials, Inc.	1,800,000	32,292	1.02

Oracle Corp.[1]	2,500,000	30,525.96

Other securities		51,757	1.63

		413,390	13.06

American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks		Market	Percent
		value	of net
	Shares	(000)	assets
Industrials — 11.73%

Tyco International Ltd.	4,375,000	$ 126,263	3.99%

General Electric Co.	1,950,000	68,348	2.16

United Parcel Service, Inc., Class B	710,000	53,357	1.69

United Technologies Corp.	760,000	42,492	1.34

Norfolk Southern Corp.	592,800	26,575.84

Other securities		54,083	1.71

		371,118	11.73

Telecommunication services — 5.56%

BellSouth Corp.	3,795,000	102,845	3.25

AT&T Inc.	2,025,000	49,592	1.57

Other securities		23,544.74

		175,981	5.56

Consumer staples — 5.38%

Wal-Mart Stores, Inc.	1,300,000	60,840	1.92

Kraft Foods Inc., Class A	1,230,000	34,612	1.09

Other securities		74,766	2.37

		170,218	5.38

Energy — 5.23%

Schlumberger Ltd.	820,000	79,663	2.52

Exxon Mobil Corp.	590,000	33,140	1.05

Royal Dutch Shell PLC, Class A (ADR)	500,000	30,745.97

Other securities		21,856.69

		165,404	5.23

Materials — 2.13%

Alcoa Inc.	1,375,000	40,659	1.29

Other securities		26,713.84

		67,372	2.13

Utilities — 0.94%

Other securities		29,645.94

Miscellaneous — 1.35%

Other common stocks in initial period of acquisition		42,820	1.35

Total common stocks (cost: $2,604,390,000)		2,951,563	93.28

American Funds Insurance Series

Blue Chip Income and Growth Fund

Short-term securities — 7.30%	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets

Atlantic Industries 4.21%–4.30% due 1/9–2/17/2006[2]	$39,300	$ 39,167	1.24%

Variable Funding Capital Corp. 4.10%–4.31% due 1/3–2/9/2006[2]	33,300	33,176	1.05

Park Avenue Receivables Co., LLC 4.29% due 1/10/2006[2]	29,400	29,365.93

Freddie Mac 4.22%–4.30% due 2/16–3/14/2006	16,200	16,104.51

Cloverleaf International Holdings SA 4.26% due 2/2/2006[2]	14,100	14,045.44

Ciesco LLC 4.37% due 2/22/2006[2]	8,000	7,948.25

Ranger Funding Co. LLC 4.19% due 1/4/2006[2]	6,400	6,397.20

Other securities		84,536	2.68

Total short-term securities (cost: $230,733,000)		230,738	7.30

Total investment securities (cost: $2,835,123,000)		3,182,301	100.58

Other assets less liabilities		(18,271)	(.58)

Net assets		$3,164,030	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

[1] Security did not produce income during the last 12 months.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $206,752,000, which represented 6.53% of the net assets of the fund.

ADR = American Depositary Receipts See Notes to Financial Statements

American Funds Insurance Series

Growth-Income Fund
Summary investment portfolio December 31, 2005

Largest individual equity securities	Percent of net assets		Percent of net assets
American International Group	1.9%	Cisco Systems	1.6%

Tyco	1.8	General Electric	1.6

Oracle	1.7	Microsoft	1.6

Lowe’s Companies	1.7	Hewlett-Packard	1.4

Fannie Mae	1.7	Target	1.3

Common stocks — 87.13%		Market	Percent
		value	of net
	Shares	(000)	assets
Information technology — 16.24%

Oracle Corp.[1]	30,989,000	$ 378,376	1.73%

Cisco Systems, Inc.[1]	20,440,000	349,933	1.60

Microsoft Corp.	13,035,000	340,865	1.56

Hewlett-Packard Co.	10,500,000	300,615	1.37

International Business Machines Corp.	3,400,000	279,480	1.28

First Data Corp.	4,519,900	194,401.89

Flextronics International Ltd.[1]	16,000,000	167,040.76

Intel Corp.	5,520,000	137,779.63

Other securities		1,408,881	6.42

		3,557,370	16.24

Financials — 12.98%

American International Group, Inc.	6,000,000	409,380	1.87

Fannie Mae	7,450,000	363,635	1.66

Citigroup Inc.	5,725,000	277,834	1.27

Bank of New York Co., Inc.	5,675,000	180,749.83

Bank of America Corp.	3,630,000	167,524.76

J.P. Morgan Chase & Co.	4,147,900	164,630.75

Capital One Financial Corp.	1,900,000	164,160.75

Freddie Mac	2,065,000	134,948.62

Other securities		979,987	4.47

		2,842,847	12.98

Health care — 12.24%

Eli Lilly and Co.	3,735,000	211,364.96

WellPoint, Inc.[1]	2,600,000	207,454.95

Cardinal Health, Inc.	2,595,000	178,406.81

Medtronic, Inc.	3,050,000	175,588.80

Abbott Laboratories	4,090,000	161,269.74

AstraZeneca PLC (ADR)	2,710,150	131,713
			.69
AstraZeneca PLC (Sweden)	392,000	19,158

Biogen Idec Inc.[1]	3,216,250	145,793.67

Other securities		1,449,465	6.62

		2,680,210	12.24

Consumer discretionary — 12.18%

Lowe’s Companies, Inc.	5,580,000	371,963	1.70

Target Corp.	5,300,000	291,341	1.33

News Corp. Inc.	10,530,000	163,741.75

Time Warner Inc.	9,300,000	162,192.74

Best Buy Co., Inc.	3,675,000	159,789.73

Other securities		1,518,112	6.93

		2,667,138	12.18

American Funds Insurance Series

Growth-Income Fund

Common stocks		Market	Percent
		value	of net
	Shares	(000)	assets
Industrials — 10.57%

Tyco International Ltd.	13,820,300	$ 398,854	1.82%

General Electric Co.	9,950,000	348,747	1.59

United Technologies Corp.	4,100,000	229,231	1.05

United Parcel Service, Inc., Class B	2,021,300	151,901.69

Norfolk Southern Corp.	3,326,500	149,127.68

Other securities		1,036,716	4.74

		2,314,576	10.57

Energy — 6.96%

Royal Dutch Shell PLC, Class B (ADR)	1,790,391	115,534
Royal Dutch Shell PLC, Class A (ADR)	1,750,000	107,608	1.04
Royal Dutch Shell PLC, Class B	139,816	4,465

Marathon Oil Corp.	3,335,000	203,335.93

Petro-Canada	4,420,000	177,355.81

Chevron Corp.	2,938,200	166,802.76

Schlumberger Ltd.	1,570,000	152,526.70

Devon Energy Corp.	2,312,085	144,598.66

Husky Energy Inc.	2,742,800	139,192.64

Other securities		313,170	1.42

		1,524,585	6.96

Consumer staples — 5.71%

Altria Group, Inc.	3,075,000	229,764	1.05

Avon Products, Inc.	6,718,400	191,810.87

Coca-Cola Co.	3,740,000	150,759.69

Other securities		679,665	3.10

		1,251,998	5.71

Telecommunication services — 3.45%

BellSouth Corp.	6,600,000	178,860.82

Other securities		576,553	2.63

		755,413	3.45

Materials — 3.39%

Alcoa Inc.	4,800,000	141,936.65

Other securities		601,786	2.74

		743,722	3.39

Utilities — 1.20%

Other securities		263,892	1.20

Miscellaneous — 2.21%

Other common stocks in initial period of acquisition		483,502	2.21

Total common stocks (cost: $15,824,691,000)		19,085,253	87.13

American Funds Insurance Series

Growth-Income Fund

Convertible securities — 0.69%		Market	Percent
		value	of net
		(000)	assets

Total convertible securities (cost: $144,518,000)		$150,904.69%

Bonds & notes — 0.14%

Total bonds & notes (cost: $32,321,000)		29,685.14

Short-term securities — 12.39%	Principal
	amount
	(000)

Freddie Mac 4.04%–4.26% due 1/10–2/27/2006	$247,902	246,796	1.13

Variable Funding Capital Corp. 4.26%–4.38% due 1/19–3/13/2006[2]	176,100	175,094.80

Park Avenue Receivables Co., LLC 4.14%–4.30% due 1/3–2/8/2006[2]	131,900	131,663
			.79
Preferred Receivables Funding Corp. 4.24% due 1/24/2006[2]	41,100	40,984

Bank of America Corp. 4.16%–4.28% due 1/11–2/3/2006	100,000	99,752
			.78
Ranger Funding Co. LLC 4.23%–4.32% due 1/10–1/24/2006[2]	72,300	72,135

Federal Home Loan Bank 4.085%–4.25% due 1/18–3/8/2006	168,200	167,425.76

Wells Fargo Bank, N.A. 4.12%–4.31% due 1/5–2/10/2006	147,300	147,300.67

Concentrate Manufacturing Co. of Ireland 4.14%–4.24% due 1/4–1/23/2006[2]	140,250	139,990.64

CAFCO, LLC 4.17%–4.36% due 1/6–3/1/2006[2]	105,600	105,068
			.59
Ciesco LLC 4.33% due 2/21/2006[2]	25,000	24,844

BellSouth Corp. 4.01%–4.10% due 1/5–1/12/2006[2]	81,200	81,116.37

Edison Asset Securitization LLC 4.18%–4.35% due 1/17–2/22/2006[2]	55,700	55,426
			.28
General Electric Capital Corp. 4.19% due 1/27/2006	5,200	5,184

IBM Capital Inc. 4.33% due 3/8–3/9/2006[2]	55,000	54,568.25

Fannie Mae 4.25% due 3/2/2006	50,000	49,638.23

International Lease Finance Corp. 4.17% due 1/13/2006	27,477	27,436.12

Other securities		1,089,771	4.98

Total short-term securities (cost: $2,714,116,000)		2,714,190	12.39

Total investment securities (cost: $18,715,646,000)		21,980,032	100.35

Other assets less liabilities		(75,983)	(.35)

Net assets		$21,904,049	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

[1]Security did not produce income during the last 12 months.
2Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $1,697,371,000, which represented 7.75% of the net assets of the fund.

ADR = American Depositary Receipts See Notes to Financial Statements

American Funds Insurance Series

Bond Fund
Summary investment portfolio December 31, 2005

Largest holdings (by issuer)	Percent of net assets		Percent of net assets
U.S. Treasury	8.1%	Federal Home Loan Bank	1.2%

Fannie Mae	2.6	Ford Motor	1.2

General Motors	1.6	American International Group	.9

Sprint Nextel	1.5	United Kingdom	.8

Freddie Mac	1.4	HSBC Holdings	.7

Bonds & notes — 80.70%	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets
Consumer discretionary — 13.78%

General Motors Acceptance Corp.:
7.25% 2011	$10,325	$ 9,500
5.85%–7.75% 2009–2014[1]	18,460	16,734
General Motors Corp.:
			1.57%
7.25% 2013	€1,000	792
7.125%–8.375% 2011–2033	$ 8,790	5,918
Residential Capital Corp. 5.67%–6.375% 2008–2010[1]	6,200	6,266

Ford Motor Credit Co.:
7.375% 2009	14,625	12,981
7.875% 2010	9,750	8,782
			1.15
5.72%–7.375% 2010–2011[1]	5,170	4,515
Hertz Corp. 8.875%–10.50% 2014–2016[2]	2,400	2,461

Other securities		275,927	11.06

		343,876	13.78

Financials — 11.08%

J.P. Morgan Chase & Co. 4.75%–6.75% 2011–2015	8,250	8,299
			.52
Chase Capital II, Global Floating Rate Capital Securities, Series B, 5.719% 2027[1]	5,000	4,737

Sumitomo Mitsui Banking Corp. 5.625% (undated)[1,2]	12,005	11,982.48

HBOS PLC, Series B, 5.92% (undated)[1,2]	9,200	9,302.37

Lazard Group LLC 7.125% 2015	6,840	7,195.29

Citigroup Inc. 4.125%–4.25% 2009–2010	6,000	5,854.23

Bank of America Corp. 4.375% 2010	3,000	2,930.12

Other securities		226,141	9.07

		276,440	11.08

U.S. government & government agency bonds & notes — 10.33%

U.S. Treasury:
2.50% 2006	41,305	41,005
3.625% 2009	74,500	72,696
3.875% 2009	7,500	7,383
6.00% 2009	12,035	12,687	8.14
6.875% 2025	24,600	31,699
5.25% 2028	11,650	12,708
2.00%–10.375% 2006–2014[1,3]	24,750	25,214

Federal Home Loan Bank:
2.875% 2006	15,500	15,398
			1.24
2.375%–5.823% 2006–2009	15,585	15,661

Freddie Mac:
5.25% 2006	4,750	4,751
			.48
4.125% 2010	7,500	7,312

Fannie Mae 1.75% 2008	¥640,000	5,601.23

Other securities		5,498.24

		257,613	10.33

American Funds Insurance Series

Bond Fund

Bonds & notes	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets
Mortgage-backed obligations[4] — 8.32%

Fannie Mae:
Series 2000-T5B, 7.30% 2010	$ 6,500	$ 7,118
Series 2001-T6B, 6.088% 2011	6,750	7,126
			2.08%
6.00% 2034	7,033	7,105
5.00%–12.044% 2011–2042[1]	30,191	30,420

Freddie Mac 4.00%–6.00% 2015–2036	24,103	23,555.94

Other securities		132,319	5.30

		207,643	8.32

Telecommunication services — 6.38%

Nextel Communications, Inc.:
6.875% 2013	6,410	6,693
7.375% 2015	26,790	28,294	1.52
Sprint Capital Corp. 4.78%–6.875% 2006–2028[5]	2,750	2,869

France Télécom 7.75% 2011[1]	10,250	11,461.46

AT&T Corp. 9.05% 2011[1]	6,580	7,292.29

Other securities		102,450	4.11

		159,059	6.38

Industrials — 5.64%

Other securities		140,597	5.64

Non-U.S. government bonds & notes — 5.56%

Spanish Government 4.25% 2007	€9,930	12,021.48

French Government O.A.T. Eurobond 4.75% 2035	6,210	8,850.35

Polish Government 5.75% 2010	PLZ27,635	8,766.35

Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	$6,750	8,741.35

German Government 4.50% 2006	€6,400	7,655.31

Korean Government 4.00% 2010	KRW7,540,000	7,138.29

Other securities		85,481	3.43

		138,652	5.56

Materials — 4.36%

Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	$ 9,025	8,461.34

Abitibi-Consolidated Co. of Canada 8.375% 2015	8,500	8,181.33

Other securities		92,080	3.69

		108,722	4.36

Utilities — 3.43%

Other securities		85,560	3.43

Energy — 3.11%

Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,4]	7,500	7,457.30

Other securities		70,073	2.81

		77,530	3.11

Information technology — 2.46%

Electronic Data Systems Corp., Series B, 6.50% 2013[1]	10,025	10,318.42

Other securities		50,935	2.04

		61,253	2.46

American Funds Insurance Series

Bond Fund

		Market	Percent
Bonds & notes		value	of net
		(000)	assets
Asset-backed obligations[4] — 2.31%

Other securities		$57,700	2.31%

Consumer staples — 1.75%

Other securities		43,701	1.75

Health care — 1.64%

Other securities		40,816	1.64

Municipals — 0.55%

Other securities		13,840.55

Total bonds & notes (cost: $2,020,388,000)		2,013,002	80.70

Convertible securities — 0.36%
	Shares
Consumer discretionary — 0.19%

Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	13,600	375.02

Other securities		4,301.17

		4,676.19

Other — 0.17%

Other securities		4,404.17

Total convertible securities (cost: $7,165,000)		9,080.36

Preferred stocks — 3.02%
Financials — 3.02%

Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[1,2]	10,090,000	9,795.39

HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred[1,2]	8,030,000	9,407.38

Principal Financial Group, Inc. Series A, 5.563% preferred	88,300	9,034.36

Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred[1,2]	6,430,000	7,115.29

Fannie Mae, Series O, 7.00% preferred[2]	125,000	6,844.27

Other securities		33,086	1.33

		75,281	3.02

Other — 0.00%

Other securities		2.00

Total preferred stocks (cost: $73,291,000)		75,283	3.02

Common stocks — 0.13%
Telecommunication services — 0.03%

Sprint Nextel Corp.	33,726	788.03

Other securities		1.00

		789.03

American Funds Insurance Series

Bond Fund

Common stocks		Market	Percent
		value	of net
		(000)	assets
Other — 0.10%

Other securities		$2,406.10%

Total common stocks (cost: $3,134,000)		3,195.13

Rights & warrants — 0.04%

Total rights & warrants (cost: $54,000)		1,084.04

Short-term securities — 14.43%	Principal
	amount
	(000)

Pfizer Investment Capital PLC 4.19%–4.30% due 1/25–2/16/2006[2,6]	$49,400	49,198	1.97

CAFCO, LLC 4.34% due 2/21/2006[2,6]	18,500	18,384
			1.41
Ciesco LLC 4.37% due 3/1/2006[2,6]	17,000	16,881

Cloverleaf International Holdings SA 4.27%–4.30% due 1/17–2/13/2006[2,6]	34,200	34,108	1.37

Variable Funding Capital Corp. 4.29%–4.31% due 2/9/2006[2]	30,500	30,356	1.22

Atlantic Industries 4.20%–4.22% due 1/9/2006[2]	29,000	28,969	1.16

Ranger Funding Co. LLC 4.30%–4.32% due 1/17–1/30/2006[2]	25,000	24,934	1.00

Freddie Mac 4.08%–4.12% due 1/24/2006	20,800	20,742.83

Park Avenue Receivables Co., LLC 4.30% due 1/13/2006[2]	18,000	17,972.72

Procter & Gamble Co. 4.18%–4.21% due 1/4–1/5/2006[2]	17,565	17,556.70

Kimberly-Clark Worldwide Inc. 4.20% due 1/13/2006[2]	15,900	15,876.64

Estée Lauder Companies Inc. 4.25% due 1/30/2006[2]	15,000	14,947.60

Clipper Receivables Co., LLC 4.23%–4.32% due 1/18–1/27/2006[2]	14,600	14,564.58

FCAR Owner Trust I 4.23% due 1/10/2006	13,700	13,684.55

BellSouth Corp. 4.24%–4.26% due 1/24–2/7/2006[2]	13,200	13,159.53

Anheuser-Busch Companies, Inc. 4.29% due 2/23/2006[2,6]	13,200	13,115.53

General Electric Capital Corp. 4.20% due 1/3/2006	11,000	10,995.44

Other securities		4,394.18

Total short-term securities (cost: $359,828,000)		359,834	14.43

Total investment securities (cost: $2,463,860,000)		2,461,478	98.68

Other assets less liabilities		32,991	1.32

Net assets		$2,494,469	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

[1]Coupon rate may change periodically.

2Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $678,798,000, which represented 27.21% of the net assets of the fund.

3Index-linked bond whose principal amount moves with a government retail price index.

4Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

[5]Step bond; coupon rate will increase at a later date.

6This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements

American Funds Insurance Series

Financial statements

Statements of assets & liabilities at December 31, 2005

			Global
	Global	Global	Small
	Discovery	Growth	Capitalization	Growth
	Fund	Fund	Fund	Fund

Assets:
Investment securities at market	$110,122	$2,818,498	$2,204,864	$22,687,486

Cash denominated in non-U.S. currencies	23	1,882	5,191	4,269

Cash	119	117	132	4,531

Receivables for:
Sales of investments	332	—	3,984	2,847

Sales of fund’s shares	783	3,474	1,882	18,986

Open forward currency contracts	—	—	—	—

Closed forward currency contracts	—	—	—	—

Dividends and interest	184	4,493	5,658	19,358

	111,563	2,828,464	2,221,711	22,737,477

Liabilities:
Payables for:
Purchases of investments	17	—	7,609	153,539

Repurchases of fund’s shares	9	2,547	2,417	20,086

Open forward currency contracts	—	—	—	—

Closed forward currency contracts	—	—	—	—

Investment advisory services	48	1,210	1,212	5,639

Distribution services	18	547	411	3,956

Deferred trustees’ compensation	1	33	17	552

Other fees and expenses	2	649	1,693	2,842

	95	4,986	13,359	186,614

Net assets at December 31, 2005 (total: $70,413,951)	$111,468	$2,823,478	$2,208,352	$22,550,863

Investment securities at cost	$94,677	$2,242,870	$1,702,357	$17,227,182

Cash denominated in non-U.S. currencies at cost	$23	$1,875	$5,247	$4,339

Net assets consist of:
Capital paid in on shares of beneficial interest	$ 95,535	$2,287,656	$1,579,387	$16,919,841

Undistributed (distributions in excess of) net investment income	(92)	28,842	(11,977)	27,278

Undistributed (accumulated) net realized gain (loss)	581	(68,056)	139,956	146,289

Net unrealized appreciation (depreciation)	15,444	575,036	500,986	5,457,455

Net assets at December 31, 2005	$111,468	$2,823,478	$2,208,352	$22,550,863

Shares of beneficial interest issued and outstanding — unlimited shares authorized:
Class 1:
Net assets (total: $11,513,582)	$22,683	$206,222	$231,369	$3,708,940

Shares outstanding	1,950	10,505	10,867	62,482

Net asset value per share	$11.63	$19.63	$21.29	$59.36

Class 2:
Net assets (total: $57,645,823)	$88,785	$2,617,256	$1,976,983	$18,342,584

Shares outstanding	7,659	134,053	93,613	310,987

Net asset value per share	$11.59	$19.52	$21.12	$58.98

Class 3:
Net assets (total: $1,254,546)	—	—	—	$499,339

Shares outstanding	—	—	—	8,415

Net asset value per share	—	—	—	$59.34

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

					(dollars and shares in thousands, except per-share amounts)

							U.S.
		Blue Chip				High-	Government/
	New	Income and	Growth-	Asset		Income	AAA-Rated	Cash
International	World	Growth	Income	Allocation	Bond	Bond	Securities	Management
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$6,490,314	$761,573	$3,182,301	$21,980,032	$6,074,166	$2,461,478	$917,225	$643,644	$241,611
6,171	1,154	—	4,216	—	—	—	—	—
268	223	219	3,999	2,968	4,433	6,030	152	153

18,504	154	5,538	13,059	114	57	436	290	—
7,015	2,359	2,154	22,210	3,569	6,579	393	1,008	1,980
—	—	—	—	57	120	37	—	—
—	—	—	—	—	38	—	—	—
9,567	3,216	3,468	29,511	23,460	32,485	16,385	5,905	2

6,531,839	768,679	3,193,680	22,053,027	6,104,334	2,505,190	940,506	650,999	243,746

10,255	1,338	26,246	132,834	24,987	6,791	2,998	18,140	—
11,437	226	1,700	7,051	1,327	2,056	407	450	6
—	—	—	—	31	353	27	—	—
—	—	—	—	—	177	—	—	—
2,459	469	1,039	4,577	1,524	793	345	220	60
1,001	140	644	3,800	1,093	482	129	77	35
250	5	16	642	147	28	63	52	26
1,696	1,150	5	74	47	41	243	1	—*

27,098	3,328	29,650	148,978	29,156	10,721	4,212	18,940	127

$6,504,741	$765,351	$3,164,030	$21,904,049	$6,075,178	$2,494,469	$936,294	$632,059	$243,619

$4,836,624	$579,670	$2,835,123	$18,715,646	$5,277,922	$2,463,860	$910,959	$641,765	$241,608

$6,162	$1,157	—	$4,018	—	—	—	—	—

$4,776,113	$570,594	$2,594,721	$18,023,649	$5,174,811	$2,388,633	$1,006,670	$612,338	$236,941
12,424	6,321	40,657	62,875	22,702	113,002	59,984	24,675	6,679
64,087	7,634	181,474	552,905	81,397	(4,504)	(136,617)	(6,833)	(4)
1,652,117	180,802	347,178	3,264,620	796,268	(2,662)	6,257	1,879	3

$6,504,741	$765,351	$3,164,030	$21,904,049	$6,075,178	$2,494,469	$ 936,294	$632,059	$243,619

$1,598,891	$88,356	$134,747	$3,824,673	$879,472	$182,595	$309,083	$251,841	$74,710
84,319	5,302	12,347	99,829	53,103	16,138	24,906	21,153	6,607
$18.96	$16.67	$10.91	$38.31	$16.56	$11.31	$12.41	$11.91	$11.31

$4,790,243	$676,995	$3,029,283	$17,607,754	$5,119,734	$2,311,874	$589,834	$341,357	$153,141
253,223	40,882	279,595	461,954	310,864	206,085	47,880	28,858	13,595
$18.92	$16.56	$10.83	$38.12	$16.47	$11.22	$12.32	$11.83	$11.26

$115,607	—	—	$471,622	$75,972	—	$37,377	$38,861	$15,768
6,099	—	—	12,312	4,589	—	3,016	3,269	1,396
$18.96	—	—	$38.31	$16.56	—	$12.39	$11.89	$11.29

American Funds Insurance Series

Statements of operations for the year ended December 31, 2005

			Global
	Global	Global	Small
	Discovery	Growth	Capitalization	Growth
	Fund	Fund	Fund	Fund

Investment income:
Income (net of non-U.S. withholding tax):
Dividends	$ 986	$ 39,142	$ 19,924	$ 165,031

Interest	571	10,083	5,292	61,690

	1,557	49,225	25,216	226,721

Fees and expenses:
Investment advisory services	489	13,520	12,798	62,832

Distribution services — Class 2	159	5,310	3,785	36,848

Distribution services — Class 3	—	—	—	883

Transfer agent services	—*	2	1	16

Reports to shareholders	2	47	35	387

Registration statement and prospectus	2	68	48	541

Postage, stationery and supplies	1	12	9	98

Trustees’ compensation	1	21	15	199

Auditing and legal	3	21	16	154

Custodian	14	673	638	1,138

State and local taxes	1	22	16	175

Other	4	22	39	55

Total fees and expenses before waiver	676	19,718	17,400	103,326

Less waiver of fees and expenses:
Investment advisory services	44	1,201	1,142	5,598

Total fees and expenses after waiver	632	18,517	16,258	97,728

Net investment income	925	30,708	8,958	128,993

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	2,694	84,379	206,981	638,731

Non-U.S. currency transactions	(11)	(1,197)	(897)	(1,227)

	2,683	83,182	206,084	637,504

Net change in unrealized appreciation (depreciation) on:
Investments	6,934	222,275	195,219	2,278,598

Non-U.S. currency translations	(1)	(91)	40	(127)

	6,933	222,184	195,259	2,278,471

Net realized gain (loss) and change in unrealized appreciation (depreciation) on
investments and non-U.S. currency	9,616	305,366	401,343	2,915,975

Net increase in net assets resulting from operations	$10,541	$336,074	$410,301	$3,044,968

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

							(dollars in thousands)

							U.S.
		Blue Chip				High-	Government/
	New	Income and	Growth-	Asset		Income	AAA-Rated	Cash
International	World	Growth	Income	Allocation	Bond	Bond	Securities	Management
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$ 100,305	$ 10,047	$ 52,775	$ 288,405	$ 69,022	$ 1,254	$ 1,514	$—	$ —
23,775	7,415	6,512	94,520	85,742	122,820	62,068	27,443	7,864

124,080	17,462	59,287	382,925	154,764	124,074	63,582	27,443	7,864

26,526	4,781	12,104	54,602	18,137	9,293	4,280	2,842	777
8,845	1,242	6,617	37,894	11,026	4,957	1,265	781	358
200	—	—	887	138	—	73	73	34
4	1	2	17	5	2	1	1	—*
106	11	58	413	113	46	19	14	5
146	15	82	587	159	65	28	20	7
27	3	15	106	29	12	5	4	2
64	5	23	216	56	20	13	10	4
44	7	22	152	44	17	7	5	2
2,125	396	28	611	166	50	18	6	2
49	5	27	191	52	21	9	6	2
37	24	6	48	13	6	3	1	1

38,173	6,490	18,984	95,724	29,938	14,489	5,721	3,763	1,194

2,361	429	1,073	4,833	1,606	823	376	250	69

35,812	6,061	17,911	90,891	28,332	13,666	5,345	3,513	1,125

88,268	11,401	41,376	292,034	126,432	110,408	58,237	23,930	6,739

342,852	25,632	188,414	563,372	132,149	204	10,539	2,137	(1)
(5,826)	(120)	—	(744)	971	1,974	982	—	—

337,026	25,512	188,414	562,628	133,120	2,178	11,521	2,137	(1)

672,364	78,567	(18,550)	364,015	233,997	(77,507)	(49,300)	(10,709)	1
(188)	(5)	—	51	419	(156)	33	—	—

672,176	78,562	(18,550)	364,066	234,416	(77,663)	(49,267)	(10,709)	1

1,009,202	104,074	169,864	926,694	367,536	(75,485)	(37,746)	(8,572)	—

$1,097,470	$115,475	$211,240	$1,218,728	$493,968	$ 34,923	$ 20,491	$ 15,358	$6,739

American Funds Insurance Series

Statements of changes in net assets

	Global Discovery Fund		Global Growth Fund

	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Operations:
Net investment income (loss)	$925	$ 367	$ 30,708	$ 14,870

Net realized gain (loss) on investments and non-U.S. currency transactions	2,683	1,691	83,182	65,945

Net change in unrealized appreciation (depreciation) on investments and
non-U.S. currency translations	6,933	3,917	222,184	140,092

Net increase in net assets resulting from operations	10,541	5,975	336,074	220,907

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gains:
Class 1	(212)	(169)	(1,641)	(1,100)

Class 2	(650)	(325)	(14,177)	(6,020)

Class 3	—	—	—	—

Total dividends from net investment income and non-U.S. currency gains	(862)	(494)	(15,818)	(7,120)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(9)	—	—	—

Class 2	(36)	—	—	—

Long-term net realized gains:
Class 1	(444)	(213)	—	—

Class 2	(1,687)	(534)	—	—

Class 3	—	—	—	—

Total distributions from net realized gain on investments	(2,176)	(747)	—	—

Total dividends and distributions paid to shareholders	(3,038)	(1,241)	(15,818)	(7,120)

Capital share transactions:
Class 1:
Proceeds from shares sold	3,046	2,890	4,184	9,526

Proceeds from reinvestment of dividends and distributions	665	382	1,641	1,100

Cost of shares repurchased	(2,810)	(1,939)	(26,337)	(20,383)

Net increase (decrease) from Class 1 transactions	901	1,333	(20,512)	(9,757)

Class 2:
Proceeds from shares sold	32,398	26,637	541,733	550,954

Proceeds from reinvestment of dividends and distributions	2,373	859	14,177	6,020

Cost of shares repurchased	(2,945)	(3,046)	(30,170)	(32,810)

Net increase from Class 2 transactions	31,826	24,450	525,740	524,164

Class 3:
Proceeds from shares issued in connection with substitution of Anchor Pathway Fund	—	—	—	—

Proceeds from shares sold	—	—	—	—

Proceeds from reinvestment of dividends and distributions	—	—	—	—

Cost of shares repurchased	—	—	—	—

Net increase (decrease) from Class 3 transactions	—	—	—	—

Net increase (decrease) in net assets resulting from capital share transactions	32,727	25,783	505,228	514,407

Total increase (decrease) in net assets	40,230	30,517	825,484	728,194

Net assets:
Beginning of year	71,238	40,721	1,997,994	1,269,800

End of year	$111,468	$71,238	$2,823,478	$1,997,994

Undistributed (distributions in excess of) net investment income	$(92)	$(144)	$28,842	$15,202

Shares of beneficial interest:
Class 1:
Shares sold	283	282	233	598

Shares issued on reinvestment of dividends and distributions	58	36	95	71

Shares repurchased	(259)	(193)	(1,486)	(1,301)

Net increase (decrease) in shares outstanding	82	125	(1,158)	(632)

Class 2:
Shares sold	2,979	2,612	30,710	34,955

Shares issued on reinvestment of dividends and distributions	207	82	824	388

Shares repurchased	(276)	(303)	(1,695)	(2,075)

Net increase in shares outstanding	2,910	2,391	29,839	33,268

Class 3:
Shares issued in connection with substitution of Anchor Pathway Fund	—	—	—	—

Shares sold	—	—	—	—

Shares issued on reinvestment of dividends and distributions	—	—	—	—

Shares repurchased	—	—	—	—

Net increase (decrease) in shares outstanding	—	—	—	—

[1] Class 3 shares were issued January 16, 2004.
See Notes to Financial Statements

American Funds Insurance Series

								(dollars and shares in thousands)

								Blue Chip Income
Global Small Capitalization Fund		Growth Fund		International Fund		New World Fund		and Growth Fund

Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2005	2004	2005	2004[1]	2005	2004[1]	2005	2004	2005	2004

$8,958	$(383)	$ 128,993	$ 74,228	$ 88,268	$ 47,904	$ 11,401	$ 5,339	$ 41,376	$ 27,507
206,084	89,240	637,504	506,670	337,026	163,417	25,512	9,841	188,414	19,054

195,259	128,397	2,278,471	1,117,457	672,176	447,785	78,562	47,476	(18,550)	155,177

410,301	217,254	3,044,968	1,698,355	1,097,470	659,106	115,475	62,656	211,240	201,738

(2,301)	—	(31,560)	(13,057)	(24,409)	(20,443)	(975)	(1,080)	(1,538)	(977)
(14,454)	—	(112,734)	(18,656)	(61,960)	(31,065)	(5,908)	(5,498)	(26,306)	(12,827)
—	—	(3,387)	(1,084)	(1,577)	(1,422)	—	—	—	—

(16,755)	—	(147,681)	(32,797)	(87,946)	(52,930)	(6,883)	(6,578)	(27,844)	(13,804)

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—

(16,755)	—	(147,681)	(32,797)	(87,946)	(52,930)	(6,883)	(6,578)	(27,844)	(13,804)

16,402	21,865	5,159	9,561	4,402	5,537	21,021	12,444	12,123	24,460
2,301	—	31,560	13,057	24,409	20,443	975	1,080	1,538	977
(26,425)	(24,748)	(588,755)	(583,736)	(195,519)	(197,236)	(9,673)	(6,406)	(16,350)	(13,392)

(7,722)	(2,883)	(552,036)	(561,118)	(166,708)	(171,256)	12,323	7,118	(2,689)	12,045

464,270	387,529	4,085,834	3,801,954	1,320,757	1,150,647	221,690	114,408	528,383	789,557
14,454	—	112,734	18,656	61,960	31,065	5,908	5,498	26,306	12,827
(47,394)	(38,590)	(220,641)	(75,764)	(63,602)	(170,505)	(19,028)	(18,482)	(49,060)	(121,644)

431,330	348,939	3,977,927	3,744,846	1,319,115	1,011,207	208,570	101,424	505,629	680,740

—	—	—	575,620	—	116,357	—	—	—	—
—	—	16,188	3,544	3,267	2,123	—	—	—	—
—	—	3,387	1,084	1,577	1,422	—	—	—	—
—	—	(106,454)	(98,913)	(24,295)	(20,057)	—	—	—	—

—	—	(86,879)	481,335	(19,451)	99,845	—	—	—	—

423,608	346,056	3,339,012	3,665,063	1,132,956	939,796	220,893	108,542	502,940	692,785

817,154	563,310	6,236,299	5,330,621	2,142,480	1,545,972	329,485	164,620	686,336	880,719

1,391,198	827,888	16,314,564	10,983,943	4,362,261	2,816,289	435,866	271,246	2,477,694	1,596,975

$2,208,352	$1,391,198	$22,550,863	$16,314,564	$6,504,741	$4,362,261	$765,351	$435,866	$3,164,030	$2,477,694

$(11,977)	$(3,232)	$27,278	$47,193	$12,424	$(10,942)	$6,321	$1,706	$40,657	$27,125

884	1,431	94	199	261	387	1,409	982	1,181	2,543
129	—	549	263	1,338	1,350	68	92	148	102
(1,431)	(1,691)	(11,005)	(12,383)	(11,794)	(13,974)	(655)	(528)	(1,577)	(1,407)

(418)	(260)	(10,362)	(11,921)	(10,195)	(12,237)	822	546	(248)	1,238

25,005	25,786	77,199	80,969	79,263	81,030	14,879	9,138	51,501	82,712
816	—	1,976	377	3,390	2,045	412	472	2,549	1,352
(2,568)	(2,611)	(4,104)	(1,607)	(3,679)	(12,228)	(1,288)	(1,503)	(4,760)	(12,887)

23,253	23,175	75,071	79,739	78,974	70,847	14,003	8,107	49,290	71,177

—	—	—	12,057	—	8,456	—	—	—	—
—	—	320	76	196	149	—	—	—	—
—	—	60	22	87	94	—	—	—	—
—	—	(2,009)	(2,111)	(1,460)	(1,423)	—	—	—	—

—	—	(1,629)	10,044	(1,177)	7,276	—	—	—	—

American Funds Insurance Series

Statements of changes in net assets

	Growth-Income Fund		Asset Allocation Fund

	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004[1]	2005	2004[1]

Operations:
Net investment income (loss)	$ 292,034	$ 186,530	$ 126,432	$ 97,683

Net realized gain (loss) on investments and non-U.S. currency transactions	562,628	383,835	133,120	17,381

Net change in unrealized appreciation (depreciation) on investments and
non-U.S. currency translations	364,066	997,766	234,416	226,839

Net increase in net assets resulting from operations	1,218,728	1,568,131	493,968	341,903

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gains:
Class 1	(58,162)	(43,215)	(20,656)	(18,685)

Class 2	(221,139)	(104,432)	(106,102)	(68,412)

Class 3	(6,306)	(4,782)	(1,653)	(1,577)

Total dividends from net investment income and non-U.S. currency gains	(285,607)	(152,429)	(128,411)	(88,674)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	—	—	—	—

Class 2	—	—	—	—

Long-term net realized gains:
Class 1	(15,967)	—	—	—

Class 2	(62,034)	—	—	—

Class 3	(2,000)	—	—	—

Total distributions from net realized gain on investments	(80,001)	—	—	—

Total dividends and distributions paid to shareholders	(365,608)	(152,429)	(128,411)	(88,674)

Capital share transactions:
Class 1:
Proceeds from shares sold	2,448	3,137	6,110	10,429

Proceeds from reinvestment of dividends and distributions	74,129	43,215	20,656	18,685

Cost of shares repurchased	(614,621)	(614,736)	(104,648)	(95,275)

Net increase (decrease) from Class 1 transactions	(538,044)	(568,384)	(77,882)	(66,161)

Class 2:
Proceeds from shares sold	3,676,296	4,221,830	970,962	1,242,379

Proceeds from reinvestment of dividends and distributions	283,173	104,432	106,102	68,412

Cost of shares repurchased	(141,546)	(50,113)	(56,161)	(23,986)

Net increase from Class 2 transactions	3,817,923	4,276,149	1,020,903	1,286,805

Class 3:
Proceeds from shares issued in connection with substitution of Anchor Pathway Fund	—	601,476	—	84,937

Proceeds from shares sold	12,416	115	2,351	3,524

Proceeds from reinvestment of dividends and distributions	8,306	4,782	1,653	1,577

Cost of shares repurchased	(105,080)	(100,218)	(14,040)	(12,361)

Net increase (decrease) from Class 3 transactions	(84,358)	506,155	(10,036)	77,677

Net increase (decrease) in net assets resulting from capital share transactions	3,195,521	4,213,920	932,985	1,298,321

Total increase (decrease) in net assets	4,048,641	5,629,622	1,298,542	1,551,550

Net assets:
Beginning of year	17,855,408	12,225,786	4,776,636	3,225,086

End of year	$21,904,049	$17,855,408	$6,075,178	$4,776,636

Undistributed (distributions in excess of) net investment income	$62,875	$57,192	$22,702	$22,137

Shares of beneficial interest:
Class 1:
Shares sold	67	90	385	701

Shares issued on reinvestment of dividends and distributions	1,958	1,200	1,258	1,227

Shares repurchased	(16,647)	(17,801)	(6,585)	(6,401)

Net increase (decrease) in shares outstanding	(14,622)	(16,511)	(4,942)	(4,473)

Class 2:
Shares sold	100,592	122,538	61,664	83,962

Shares issued on reinvestment of dividends and distributions	7,515	2,911	6,492	4,512

Shares repurchased	(3,852)	(1,459)	(3,564)	(1,630)

Net increase in shares outstanding	104,255	123,990	64,592	86,844

Class 3:
Shares issued in connection with substitution of Anchor Pathway Fund	—	17,364	—	5,720

Shares sold	350	3	148	237

Shares issued on reinvestment of dividends and distributions	220	133	101	103

Shares repurchased	(2,863)	(2,895)	(887)	(833)

Net increase (decrease) in shares outstanding	(2,293)	14,605	(638)	5,227

[1] Class 3 shares were issued January 16, 2004. See Notes to Financial Statements

American Funds Insurance Series

						(dollars and shares in thousands)

				U.S. Government/
Bond Fund		High-Income Bond Fund		AAA-Rated Securities Fund		Cash Management Fund

Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2005	2004	2005	2004[1]	2005	2004[1]	2005	2004[1]

$ 110,408	$ 80,694	$ 58,237	$ 51,809	$ 23,930	$ 22,503	$ 6,739	$ 1,953
2,178	19,887	11,521	12,348	2,137	3,990	(1)	(3)

(77,663)	(1,492)	(49,267)	8,105	(10,709)	(5,548)	1	2

34,923	99,089	20,491	72,262	15,358	20,945	6,739	1,952

(7,502)	(7,553)	(20,075)	(23,273)	(10,544)	(14,819)	(737)	(768)
(73,453)	(53,373)	(29,252)	(21,421)	(11,720)	(11,905)	(1,087)	(570)
—	—	(2,392)	(2,917)	(1,507)	(2,274)	(129)	(190)

(80,955)	(60,926)	(51,719)	(47,611)	(23,771)	(28,998)	(1,953)	(1,528)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

(80,955)	(60,926)	(51,719)	(47,611)	(23,771)	(28,998)	(1,953)	(1,528)

10,970	9,044	12,164	12,842	5,194	2,490	49,253	57,505
7,502	7,553	20,075	23,273	10,544	14,819	737	768
(26,416)	(38,673)	(74,615)	(93,887)	(46,452)	(100,403)	(54,892)	(83,096)

(7,944)	(22,076)	(42,376)	(57,772)	(30,714)	(83,094)	(4,902)	(24,823)

561,561	415,623	157,889	126,788	70,062	47,097	136,997	110,357
73,453	53,373	29,252	21,421	11,720	11,905	1,087	570
(40,314)	(24,576)	(24,514)	(36,610)	(20,644)	(44,362)	(98,299)	(100,067)

594,700	444,420	162,627	111,599	61,138	14,640	39,785	10,860

—	—	—	54,221	—	54,895	—	22,897
—	—	4,903	1,955	4,576	1,463	18,484	17,363
—	—	2,392	2,917	1,507	2,274	129	190
—	—	(14,020)	(13,684)	(9,755)	(14,458)	(23,149)	(20,507)

—	—	(6,725)	45,409	(3,672)	44,174	(4,536)	19,943

586,756	422,344	113,526	99,236	26,752	(24,280)	30,347	5,980

540,724	460,507	82,298	123,887	18,339	(32,333)	35,133	6,404

1,953,745	1,493,238	853,996	730,109	613,720	646,053	208,486	202,082

$2,494,469	$1,953,745	$936,294	$853,996	$632,059	$613,720	$243,619	$208,486

$113,002	$79,896	$59,984	$50,335	$24,675	$23,605	$6,679	$1,893

962	796	969	1,027	435	205	4,414	5,197
670	692	1,660	1,972	891	1,273	66	70
(2,323)	(3,415)	(5,955)	(7,511)	(3,873)	(8,242)	(4,905)	(7,510)

(691)	(1,927)	(3,326)	(4,512)	(2,547)	(6,764)	(425)	(2,243)

49,855	36,788	12,715	10,215	5,882	3,918	12,309	10,009
6,611	4,924	2,431	1,824	996	1,028	98	52
(3,572)	(2,184)	(1,965)	(2,949)	(1,739)	(3,670)	(8,815)	(9,072)

52,894	39,528	13,181	9,090	5,139	1,276	3,592	989

—	—	—	4,239	—	4,449	—	2,068
—	—	392	159	381	120	1,658	1,570
—	—	197	247	127	196	12	17
—	—	(1,121)	(1,097)	(812)	(1,192)	(2,074)	(1,855)

—	—	(532)	3,548	(304)	3,573	(404)	1,800

American Funds Insurance Series

Notes to financial statements

1. Organization and significant accounting policies

Organization — American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 13 different funds. The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives are as follows:

Global Discovery Fund — Long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.

Global Growth Fund — Long-term growth of capital by investing primarily in common stocks of companies located around the world.

Global Small Capitalization Fund — Long-term growth of capital by investing primarily in stocks of smaller companies located around the world.

Growth Fund — Long-term growth of capital by investing primarily in common stocks of companies that offer opportunities for growth of capital.

International Fund — Long-term growth of capital by investing primarily in common stocks of companies located outside the United States.

New World Fund — Long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks and to provide an opportunity for growth of principal.

Growth-Income Fund — Growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

Asset Allocation Fund — High total return (including income and capital gains) consistent with long-term preservation of capital.

Bond Fund — As high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

High-Income Bond Fund — High current income and, secondarily, capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities.

U.S. Government/AAA-Rated Securities Fund — A high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.

Cash Management Fund — High current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

Each fund offers two or three share classes (1, 2, and 3). Class 3 shares were issued in conjunction with the substitution of Anchor Pathway Fund. Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

American Funds Insurance Series

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the series:

Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the series’ board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

Security transactions and related investment income — Security transactions are recorded by the series as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the series will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation — Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments. The realized gain or loss and change in unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts — The series may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The series enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the series could incur losses up to the entire contract amount, which

American Funds Insurance Series

may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the series values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The series records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Mortgage dollar rolls — The series may enter into mortgage dollar roll transactions in which a fund in the series sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2. Non-U.S. investments

Investment risk — The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation — Dividend and interest income is recorded net of non-U.S. withholding taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

3. Federal income taxation and distributions

The series complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The series is not subject to income taxes to the extent such distributions are made.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the table on the following page, five funds in the series had capital loss carryforwards available at December 31, 2005. These amounts will be used to offset any capital gains realized by the funds in the current year or in subsequent years through the expiration dates. The funds will not make distributions from capital gains while capital loss carryforwards remain.

American Funds Insurance Series

Additional tax basis disclosures as of December 31, 2005, are as follows:
						(dollars in thousands)

	Global	Global	Global Small			New
	Discovery	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed net investment income and non-U.S.
currency gains	$ 5	$ 29,555	$ 12,745	$ 31,502	$ 16,372	$ 15,463

Loss deferrals related to non-U.S. currency that were
realized during the period November 1, 2005, through
December 31, 2005	—	(544)	(122)	(701)	(1,179)	(93)

Undistributed short-term capital gains	341	—	5,819	—	—	—

Undistributed long-term capital gains	239	—	134,137	151,590	69,272	7,634

Short-term and long-term capital loss deferrals	—	(66,686)	—	—	—	—

Gross unrealized appreciation on investment securities	16,150	601,236	571,418	5,802,324	1,714,812	181,470

Gross unrealized depreciation on investment securities	(802)	(27,114)	(93,494)	(350,293)	(68,826)	(8,611)

Net unrealized appreciation (depreciation) on
investment securities	15,348	574,122	477,924	5,452,031	1,645,986	172,859

Cost of portfolio securities	94,774	2,244,376	1,726,940	17,235,455	4,844,328	588,714

Reclassification to (from) undistributed net investment
income from (to) undistributed net realized gain	(11)	(1,250)	(948)	(1,227)	23,044	97

Reclassification to undistributed net realized gains
from capital paid in on shares of beneficial interest	—	—	4	—	—	—

Capital loss carryforward expires in:
2006	—	$ —	—	—	—	—
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	10,546	—	—	—	—
2011	—	56,140	—	—	—	—
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—

	—	$66,686	—	—	—	—

						(dollars in thousands)

						U.S.
	Blue Chip					Government/
	Income	Growth-	Asset		High-Income	AAA-Rated	Cash
	and Growth	Income	Allocation	Bond	Bond	Securities	Management
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed net investment income and non-U.S.
currency gains	$ 40,673	$ 63,517	$ 22,899	$ 113,791	$ 61,307	$ 24,726	$ 6,705

Loss deferrals related to non-U.S. currency that were
realized during the period November 1, 2005, through
December 31, 2005	—	—	—	(331)	—	—	—

Undistributed short-term capital gains	14,642	23,932	—	—	—	—	—

Undistributed long-term capital gains	168,898	540,973	85,106	—	—	—	—

Short-term and long-term capital loss deferrals	—	—	(497)	(4,504)	(136,617)	(6,833)	(4)

Gross unrealized appreciation on investment securities	437,965	3,819,571	928,083	45,698	36,363	6,442	5

Gross unrealized depreciation on investment securities	(92,853)	(567,185)	(135,051)	(48,567)	(31,109)	(4,563)	(2)

Net unrealized appreciation (depreciation) on
investment securities	345,112	3,252,386	793,032	(2,869)	5,254	1,879	3

Cost of portfolio securities	2,837,189	18,727,646	5,281,134	2,464,347	911,971	641,765	241,608

Reclassification to (from) undistributed net investment
income from (to) undistributed net realized gain	—	(744)	2,544	3,653	3,131	911	—

Reclassification to undistributed net realized gains
from capital paid in on shares of beneficial interest	—	—	—	—	—	—	—

Capital loss carryforward expires in:
2006	—	—	—	$ —	$ —	$1,293	$ —
2007	—	—	—	—	—	737	—
2008	—	—	—	—	—	4,040	—
2009	—	—	—	—	50,200	—	—
2010	—	—	—	—	50,900	—	—*
2011	—	—	—	3,029	35,517	—	—
2012	—	—	—	—	—	—	3
2013	—	—	—	588	—	—	1

	—	—	—	$3,617	$136,617	$6,070	$4

*Amount less than one thousand.
American Funds Insurance Series

4. Fees and transactions with related parties

Capital Research and Management Company (“CRMC”), the series’ investment adviser, is the parent company of American Funds Service Company (“AFS”), the series’ transfer agent, and American Funds Distributors, Inc. (“AFD”), the principal underwriter of the series’ shares.

Investment advisory services — The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The board of trustees approved an amended agreement effective April 1, 2005, that provided for reduced annual rates for Growth-Income Fund and Asset Allocation Fund. Additionally, CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended December 31, 2005, total aggregate investment advisory services fees waived by CRMC were $19,805,000. As a result, the aggregate fees shown on the accompanying financial statements of $222,981,000 were reduced to $203,176,000. The amended range of rates and asset levels and the current annualized rates of average net assets for the series, before and after the expense waiver, are as follows:

	Rates		Net asset level (in billions)		For the year ended	For the year ended
					December 31, 2005,	December 31, 2005,
Fund	Beginning with	Ending with	Up to	In excess of	before waiver	after waiver

Global Discovery	.580%	.440%	$.5	$1.0	.58%	.53%
Global Growth	.690	.480	.6	3.0	.58	.53
Global Small Capitalization	.800	.670	.6	2.0	.74	.68
Growth	.500	.285	.6	27.0	.33	.30
International	.690	.430	.5	21.0	.52	.47
New World	.850	.710	.5	1.0	.84	.76
Blue Chip Income and Growth	.500	.370	.6	4.0	.44	.40
Growth-Income	.500	.225	.6	21.0	.28	.25
Asset Allocation	.500	.250	.6	8.0	.34	.31
Bond	.480	.360	.6	3.0	.43	.39
High-Income Bond	.500	.420	.6	2.0	.49	.44
U.S. Government/AAA-Rated Securities	.460	.340	.6	2.0	.46	.42
Cash Management	.320		all		.32	.29

Transfer agent services — The aggregate fee of $52,000 was incurred during the year ended December 31, 2005, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

Deferred trustees’ compensation — Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the series, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the series and vary according to the total returns of the selected funds. Trustees’ compensation of $647,000, shown on the accompanying financial statements, includes $476,000 in current fees (either paid in cash or deferred) and a net increase of $171,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

5. Distribution services

The series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series for providing certain shareholder services. During the year ended December 31, 2005, distribution expenses under the plans for the series aggregated $119,087,000 for Class 2 and $2,288,000 for Class 3. Class 1 shares have not adopted a plan of distribution to cover any distribution expenses.

American Funds Insurance Series

6. Investment transactions and other disclosures

As of December 31, 2005, Asset Allocation Fund, Bond Fund and High-Income Bond Fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

							(dollars in thousands)

			Contract amount				U.S. valuation

								Unrealized
								appreciation
Fund	Non-U.S. currency sale contracts		Non-U.S.	U.S.		Amount		(depreciation)

Asset Allocation	Euro, expiring 1/17–3/31/2006		€6,710	$ 7,982		$ 7,956		$ 26
Bond	Euro, expiring 2/8–3/28/2006		€30,934	36,526		36,728		(202)
	Yen, expiring 3/6–3/27/2006		¥1,452,157	12,388		12,412		(24)
	Pound, expiring 2/23/2006		£2,861	4,910		4,917		(7)
High-Income Bond	Euro, expiring 1/17–3/31/2006		€8,638	10,267		10,257		10

The following table presents additional information for the year ended December 31, 2005:

							(dollars in thousands)

		Global	Global	Global Small			New
		Discovery	Growth	Capitalization	Growth	International	World
		Fund	Fund	Fund	Fund	Fund	Fund

Purchases of investment securities[1]		$66,790	$ 973	$1,075,951	$7,772,366	$2,474,255	$324,936

Sales of investment securities[1]		35,977	521	733,952	5,041,644	1,769,505	133,468

Non-U.S. taxes withheld on dividend income		56	3,545	2,151	5,011	10,974	982

Non-U.S. taxes withheld on interest income		—	1	13	—	1	5

Non-U.S. taxes paid on realized gains		—	56	79	—	2,632	76

Non-U.S. taxes provided on unrealized gains as of
December 31, 2005		—	584	1,582	2,705	1,501	1,097

							(dollars in thousands)

							U.S.
		Blue Chip					Government/
		Income	Growth-	Asset		High-Income	AAA-Rated	Cash
		and Growth	Income	Allocation	Bond	Bond	Securities	Management
		Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases of investment securities[1]		$1,334,414	$6,467,797	$2,249,036	$1,302,173	$353,875	$575,433	$2,385,535

Sales of investment securities[1]		846,709	3,324,255	1,100,405	859,242	268,777	512,814	2,359,509

Non-U.S. taxes withheld on dividend income		464	4,918	1,449	—	—	—	—

Non-U.S. taxes withheld on interest income		—	—	—[2]	28	1	—	—

Non-U.S. taxes paid on realized gains		—	—	—	—	—	—	—

Non-U.S. taxes provided on unrealized gains as of
December 31, 2005		—	—	—	—	—	—	—

[1] Excludes short-term securities, except for Cash Management Fund.
[2] Amount less than one thousand.

American Funds Insurance Series

Financial highlights[1]

			Income (loss) from
			investment operations[2]		Dividends and distributions

			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Global Discovery Fund[4]

Class 1
12/31/05	$10.79	$.14	$ 1.05	$ 1.19	$(.11)	$(.24)	$(.35)	$11.63	11.07%	$22.61%		.56%	1.27%
12/31/04	9.94	.08	.98	1.06	(.09)	(.12)	(.21)	10.79	10.72	20.61		.60	.81
12/31/03	7.26	.05	2.67	2.72	(.04)	—	(.04)	9.94	37.41	17.61		.61	.55
12/31/02	9.30	.06	(2.05)	(1.99)	(.05)	—	(.05)	7.26	(21.41)	10.61		.61	.69
12/31/01	10.00	.04	(.70)	(.66)	(.04)	—	(.04)	9.30	(6.65)	12.31		.31	.42
Class 2
12/31/05	10.76	.11	1.05	1.16	(.09)	(.24)	(.33)	11.59	10.80	89.86		.81	1.04
12/31/04	9.92	.06	.97	1.03	(.07)	(.12)	(.19)	10.76	10.43	51.86		.85	.60
12/31/03	7.25	.02	2.67	2.69	(.02)	—	(.02)	9.92	37.11	24.86		.86	.28
12/31/02	9.30	.04	(2.05)	(2.01)	(.04)	—	(.04)	7.25	(21.67)	9.86		.86	.48
12/31/01	10.00	.02	(.69)	(.67)	(.03)	—	(.03)	9.30	(6.71)	4.42		.42	.21

Global Growth Fund

Class 1
12/31/05	$17.31	$.28	$ 2.19	$ 2.47	$(.15)	$ —	$ (.15)	$19.63	14.37%	$ 206.62%		.57%	1.56%
12/31/04	15.30	.18	1.92	2.10	(.09)	—	(.09)	17.31	13.80	202.65		.64	1.15
12/31/03	11.35	.12	3.91	4.03	(.08)	—	(.08)	15.30	35.63	188.70		.70	.94
12/31/02	13.42	.09	(2.02)	(1.93)	(.14)	—	(.14)	11.35	(14.46)	152.71		.71	.73
12/31/01	17.25	.18	(2.50)	(2.32)	(.15)	(1.36)	(1.51)	13.42	(13.99)	215.70		.70	1.24
Class 2
12/31/05	17.23	.23	2.18	2.41	(.12)	—	(.12)	19.52	14.07	2,617.87		.82	1.30
12/31/04	15.25	.14	1.91	2.05	(.07)	—	(.07)	17.23	13.49	1,796.90		.89	.92
12/31/03	11.32	.09	3.89	3.98	(.05)	—	(.05)	15.25	35.27	1,082.95		.95	.68
12/31/02	13.38	.06	(2.01)	(1.95)	(.11)	—	(.11)	11.32	(14.64)	592.96		.96	.48
12/31/01	17.21	.13	(2.49)	(2.36)	(.11)	(1.36)	(1.47)	13.38	(14.22)	600.95		.95	.88

Global Small Capitalization Fund

Class 1
12/31/05	$17.14	$ .13	$ 4.23	$ 4.36	$(.21)	$ —	$(.21)	$21.29	25.66%	$ 231.79%		.73%	.72%
12/31/04	14.15	.02	2.97	2.99	—	—	—	17.14	21.13	193.81		.80	.15
12/31/03	9.27	—[5]	4.97	4.97	(.09)	—	(.09)	14.15	53.92	163.83		.83	(.03)
12/31/02	11.52	—[5]	(2.15)	(2.15)	(.10)	—	(.10)	9.27	(18.83)	108.84		.84	.04
12/31/01	14.28	.03	(1.81)	(1.78)	(.13)	(.85)	(.98)	11.52	(12.63)	149.83		.83	.21
Class 2
12/31/05	17.02	.09	4.19	4.28	(.18)	—	(.18)	21.12	25.35	1,977	1.04	.97	.49
12/31/04	14.08	(.01)	2.95	2.94	—	—	—	17.02	20.88	1,198	1.06	1.05	(.07)
12/31/03	9.23	(.03)	4.95	4.92	(.07)	—	(.07)	14.08	53.53	665	1.08	1.08	(.28)
12/31/02	11.48	(.02)	(2.15)	(2.17)	(.08)	—	(.08)	9.23	(19.05)	290	1.09	1.09	(.20)
12/31/01	14.24	—[5]	(1.80)	(1.80)	(.11)	(.85)	(.96)	11.48	(12.85)	274	1.08	1.08	(.05)

American Funds Insurance Series

			Income (loss) from
			investment operations[2]		Dividends and distributions

			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Growth Fund

Class 1
12/31/05	$51.39	$.46	$ 8.00	$ 8.46	$(.49)	$—	$(.49)	$59.36	16.50%	$ 3,709.35%		.32%	.87%
12/31/04	45.74	.32	5.51	5.83	(.18)	—	(.18)	51.39	12.75	3,744.36		.36	.68
12/31/03	33.47	.16	12.26	12.42	(.15)	—	(.15)	45.74	37.15	3,877.39		.39	.41
12/31/02	44.30	.12	(10.87)	(10.75)	(.08)	—	(.08)	33.47	(24.27)	3,195.40		.40	.30
12/31/01	73.51	.18	(11.99)	(11.81)	(.41)	(16.99)	(17.40)	44.30	(17.93)	5,207.38		.38	.34
Class 2
12/31/05	51.10	.34	7.92	8.26	(.38)	—	(.38)	58.98	16.19	18,343.60		.57	.64
12/31/04	45.50	.23	5.45	5.68	(.08)	—	(.08)	51.10	12.50	12,055.61		.61	.50
12/31/03	33.29	.06	12.19	12.25	(.04)	—	(.04)	45.50	36.80	7,107.64		.64	.16
12/31/02	44.09	.03	(10.82)	(10.79)	(.01)	—	(.01)	33.29	(24.46)	3,009.65		.65	.07
12/31/01	73.28	.04	(11.94)	(11.90)	(.30)	(16.99)	(17.29)	44.09	(18.15)	2,937.63		.63	.07
Class 3
12/31/05	51.38	.37	7.98	8.35	(.39)	—	(.39)	59.34	16.28	499.53		.50	.69
12/31/04[6]	47.74	.24	3.50	3.74	(.10)	—	(.10)	51.38	7.85	516	.54[7]	.53[7]	.54[7]

International Fund

Class 1
12/31/05	$15.82	$.32	$ 3.11	$ 3.43	$(.29)	$—	$ (.29)	$18.96	21.75%	$1,599.57%		.52%	1.92%
12/31/04	13.41	.22	2.41	2.63	(.22)	—	(.22)	15.82	19.66	1,495.60		.59	1.54
12/31/03	10.07	.15	3.38	3.53	(.19)	—	(.19)	13.41	35.12	1,431.63		.63	1.40
12/31/02	12.02	.15	(1.90)	(1.75)	(.20)	—	(.20)	10.07	(14.58)	1,236.63		.63	1.35
12/31/01	20.59	.22	(3.79)	(3.57)	(.20)	(4.80)	(5.00)	12.02	(19.73)	1,772.61		.61	1.41
Class 2
12/31/05	15.79	.28	3.11	3.39	(.26)	—	(.26)	18.92	21.50	4,790.82		.77	1.64
12/31/04	13.39	.18	2.41	2.59	(.19)	—	(.19)	15.79	19.32	2,752.84		.83	1.27
12/31/03	10.05	.12	3.37	3.49	(.15)	—	(.15)	13.39	34.85	1,385.88		.88	1.08
12/31/02	11.97	.12	(1.89)	(1.77)	(.15)	—	(.15)	10.05	(14.84)	636.88		.88	1.05
12/31/01	20.54	.15	(3.76)	(3.61)	(.16)	(4.80)	(4.96)	11.97	(19.89)	628.86		.86	1.04
Class 3
12/31/05	15.82	.29	3.11	3.40	(.26)	—	(.26)	18.96	21.54	116.75		.70	1.74
12/31/04[6]	13.76	.20	2.05	2.25	(.19)	—	(.19)	15.82	16.45	115	.77[7]	.77[7]	1.45[7]

New World Fund

Class 1
12/31/05	$13.96	$.33	$2.58	$2.91	$(.20)	—	$(.20)	$16.67	21.10%	$ 88.92%		.85%	2.22%
12/31/04	11.99	.23	2.01	2.24	(.27)	—	(.27)	13.96	19.07	63.93		.92	1.81
12/31/03	8.76	.21	3.21	3.42	(.19)	—	(.19)	11.99	39.56	47.92		.92	2.15
12/31/02	9.44	.20	(.70)	(.50)	(.18)	—	(.18)	8.76	(5.45)	35.91		.91	2.14
12/31/01	9.85	.24	(.63)	(.39)	(.02)	—	(.02)	9.44	(3.99)	37.91		.91	2.54
Class 2
12/31/05	13.89	.29	2.56	2.85	(.18)	—	(.18)	16.56	20.74	677	1.17	1.10	1.97
12/31/04	11.94	.19	2.01	2.20	(.25)	—	(.25)	13.89	18.80	373	1.18	1.17	1.57
12/31/03	8.73	.19	3.19	3.38	(.17)	—	(.17)	11.94	39.18	224	1.17	1.17	1.90
12/31/02	9.41	.18	(.70)	(.52)	(.16)	—	(.16)	8.73	(5.66)	124	1.16	1.16	1.89
12/31/01	9.84	.21	(.62)	(.41)	(.02)	—	(.02)	9.41	(4.19)	116	1.16	1.16	2.25

American Funds Insurance Series

			Income (loss) from
			investment operations[2]		Dividends and distributions

			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Blue Chip Income and Growth Fund[4]

Class 1
12/31/05	$10.26	$.18	$ .59	$ .77	$(.12)	—	$(.12)	$10.91	7.57%		$ 135.45%	.41%	1.73%
12/31/04	9.41	.15	.78	.93	(.08)	—	(.08)	10.26	9.94		129.46	.46	1.60
12/31/03	7.17	.13	2.11	2.24	—	—	—	9.41	31.24		107.52	.50	1.67
12/31/02	9.43	.16	(2.32)	(2.16)	(.10)	—	(.10)	7.17	(22.93)		54.52	.52	1.89
12/31/01	10.00	.09	(.61)	(.52)	(.05)	—	(.05)	9.43	(5.23)		49.25	.25	.93
Class 2
12/31/05	10.20	.15	.58	.73	(.10)	—	(.10)	10.83	7.24		3,029.70	.66	1.48
12/31/04	9.36	.13	.78	.91	(.07)	—	(.07)	10.20	9.74		2,349.71	.70	1.37
12/31/03	7.16	.11	2.09	2.20	—	—	—	9.36	30.73		1,490.76	.74	1.41
12/31/02	9.41	.14	(2.30)	(2.16)	(.09)	—	(.09)	7.16	(23.07)		426.77	.77	1.76
12/31/01	10.00	.08	(.63)	(.55)	(.04)	—	(.04)	9.41	(5.38)		111.37	.37	.82

Growth-Income Fund

Class 1
12/31/05	$36.81	$.62	$ 1.61	$ 2.23	$(.58)	$ (.15)	$ (.73)	$38.31	6.08%		$ 3,825.29%	.27%	1.68%
12/31/04	33.61	.48	3.09	3.57	(.37)	—	(.37)	36.81	10.66		4,213.31	.30	1.39
12/31/03	25.63	.42	7.96	8.38	(.40)	—	(.40)	33.61	32.76		4,402.34	.34	1.45
12/31/02	31.70	.41	(6.16)	(5.75)	(.32)	—	(.32)	25.63	(18.15)		3,741.35	.35	1.43
12/31/01	35.23	.51	.49	1.00	(.73)	(3.80)	(4.53)	31.70	2.78		5,428.35	.35	1.53
Class 2
12/31/05	36.64	.53	1.60	2.13	(.50)	(.15)	(.65)	38.12	5.83		17,608.54	.52	1.44
12/31/04	33.48	.41	3.06	3.47	(.31)	—	(.31)	36.64	10.37		13,105.56	.55	1.19
12/31/03	25.52	.34	7.92	8.26	(.30)	—	(.30)	33.48	32.43		7,824.59	.59	1.18
12/31/02	31.58	.35	(6.14)	(5.79)	(.27)	—	(.27)	25.52	(18.34)		3,632.60	.60	1.22
12/31/01	35.13	.41	.52	.93	(.68)	(3.80)	(4.48)	31.58	2.56		3,187.60	.60	1.25
Class 3
12/31/05	36.80	.56	1.61	2.17	(.51)	(.15)	(.66)	38.31	5.88		471.47	.45	1.50
12/31/04[6]	34.64	.41	2.07	2.48	(.32)	—	(.32)	36.80	7.18	537	.49[7]	.48[7]	1.24[7]

Asset Allocation Fund

Class 1
12/31/05	$15.49	$.41	$ 1.05	$ 1.46	$(.39)	$ —	$ (.39)	$16.56	9.45%		$ 879.35%	.32%	2.57%
12/31/04	14.58	.39	.84	1.23	(.32)	—	(.32)	15.49	8.50		899.38	.37	2.64
12/31/03	12.23	.41	2.29	2.70	(.35)	—	(.35)	14.58	22.14		911.42	.42	3.12
12/31/02	14.30	.45	(2.19)	(1.74)	(.33)	—	(.33)	12.23	(12.19)		797.45	.45	3.31
12/31/01	15.71	.49	(.37)	.12	(.59)	(.94)	(1.53)	14.30	.77		1,012.45	.45	3.30
Class 2
12/31/05	15.42	.37	1.04	1.41	(.36)	—	(.36)	16.47	9.14		5,120.60	.57	2.31
12/31/04	14.51	.36	.84	1.20	(.29)	—	(.29)	15.42	8.34		3,797.62	.62	2.42
12/31/03	12.18	.37	2.27	2.64	(.31)	—	(.31)	14.51	21.74		2,314.67	.67	2.81
12/31/02	14.25	.42	(2.18)	(1.76)	(.31)	—	(.31)	12.18	(12.38)		1,056.70	.70	3.11
12/31/01	15.67	.45	(.36)	.09	(.57)	(.94)	(1.51)	14.25	.52		730.70	.70	3.03
Class 3
12/31/05	15.49	.38	1.05	1.43	(.36)	—	(.36)	16.56	9.26		76.53	.50	2.39
12/31/04[6]	14.85	.36	.58	.94	(.30)	—	(.30)	15.49	6.38	81	.55[7]	.55[7]	2.50[7]

American Funds Insurance Series

			Income (loss) from
			investment operations[2]		Dividends and distributions

			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Bond Fund

Class 1
12/31/05	$11.57	$.60	$(.40)	$ .20	$(.46)	—	$(.46)	$11.31	1.77%		$ 182.44%	.40%	5.30%
12/31/04	11.34	.56	.10	.66	(.43)	—	(.43)	11.57	6.04		195.45	.44	4.94
12/31/03	10.41	.57	.78	1.35	(.42)	—	(.42)	11.34	13.07		213.47	.47	5.19
12/31/02	10.44	.67	(.24)	.43	(.46)	—	(.46)	10.41	4.26		218.49	.49	6.60
12/31/01	10.18	.77	.08	.85	(.59)	—	(.59)	10.44	8.48		194.49	.49	7.38
Class 2
12/31/05	11.48	.57	(.39)	.18	(.44)	—	(.44)	11.22	1.59		2,312.69	.65	5.06
12/31/04	11.27	.53	.09	.62	(.41)	—	(.41)	11.48	5.72		1,759.70	.69	4.68
12/31/03	10.36	.53	.78	1.31	(.40)	—	(.40)	11.27	12.80		1,280.72	.72	4.88
12/31/02	10.40	.64	(.24)	.40	(.44)	—	(.44)	10.36	4.05		697.74	.74	6.34
12/31/01	10.16	.73	.08	.81	(.57)	—	(.57)	10.40	8.15		349.74	.74	7.06

High-Income Bond Fund

Class 1
12/31/05	$12.89	$ .85	$ (.55)	$ .30	$ (.78)	—	$ (.78)	$12.41	2.46%		$309.50%	.46%	6.76%
12/31/04	12.54	.84	.32	1.16	(.81)	—	(.81)	12.89	9.83		364.50	.50	6.74
12/31/03	10.44	.90	2.12	3.02	(.92)	—	(.92)	12.54	29.79		411.51	.51	7.74
12/31/02	11.78	1.01	(1.25)	(.24)	(1.10)	—	(1.10)	10.44	(1.51)		335.52	.52	9.55
12/31/01	12.25	1.17	(.23)	.94	(1.41)	—	(1.41)	11.78	8.02		403.51	.51	9.60
Class 2
12/31/05	12.81	.81	(.55)	.26	(.75)	—	(.75)	12.32	2.20		590.75	.71	6.55
12/31/04	12.47	.81	.32	1.13	(.79)	—	(.79)	12.81	9.59		444.75	.74	6.48
12/31/03	10.39	.86	2.12	2.98	(.90)	—	(.90)	12.47	29.51		319.76	.76	7.41
12/31/02	11.74	.97	(1.25)	(.28)	(1.07)	—	(1.07)	10.39	(1.83)		183.77	.77	9.28
12/31/01	12.22	1.13	(.23)	.90	(1.38)	—	(1.38)	11.74	7.73		156.76	.76	9.37
Class 3
12/31/05	12.87	.82	(.55)	.27	(.75)	—	(.75)	12.39	2.25		37.68	.64	6.58
12/31/04[6]	12.79	.78	.11	.89	(.81)	—	(.81)	12.87	7.52	46	.68[7]	.68[7]	6.57[7]

U.S. Government/AAA-Rated Securities Fund

Class 1
12/31/05	$12.07	$.48	$(.16)	$ .32	$(.48)	—	$(.48)	$11.91	2.70%		$252.47%	.43%	3.99%
12/31/04	12.24	.45	(.03)	.42	(.59)	—	(.59)	12.07	3.58		286.47	.46	3.68
12/31/03	12.37	.46	(.15)	.31	(.44)	—	(.44)	12.24	2.51		373.46	.46	3.71
12/31/02	11.87	.54	.55	1.09	(.59)	—	(.59)	12.37	9.45		517.47	.47	4.45
12/31/01	11.73	.66	.17	.83	(.69)	—	(.69)	11.87	7.24		386.47	.47	5.58
Class 2
12/31/05	12.00	.45	(.16)	.29	(.46)	—	(.46)	11.83	2.41		341.72	.68	3.75
12/31/04	12.17	.41	(.03)	.38	(.55)	—	(.55)	12.00	3.30		285.72	.71	3.42
12/31/03	12.31	.42	(.14)	.28	(.42)	—	(.42)	12.17	2.28		273.71	.71	3.43
12/31/02	11.83	.50	.55	1.05	(.57)	—	(.57)	12.31	9.15		288.72	.72	4.14
12/31/01	11.70	.62	.18	.80	(.67)	—	(.67)	11.83	7.02		137.72	.72	5.27
Class 3
12/31/05	12.05	.46	(.16)	.30	(.46)	—	(.46)	11.89	2.50		39.65	.61	3.81
12/31/04[6]	12.34	.41	(.11)	.30	(.59)	—	(.59)	12.05	2.58	43	.65[7]	.65[7]	3.51[7]

American Funds Insurance Series

			Income (loss) from
			investment operations[2]		Dividends and distributions

			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Cash Management Fund

Class 1
12/31/05	$11.09	$.33	$ —[5]	$.33	$(.11)	—	$(.11)	$11.31	2.97%	$ 75.33%		.30%	2.91%
12/31/04	11.07	.11	—[5]	.11	(.09)	—	(.09)	11.09	.96	78.37		.36	.96
12/31/03	11.17	.07	—[5]	.07	(.17)	—	(.17)	11.07	.67	103.47		.47	.68
12/31/02	11.41	.14	—[5]	.14	(.38)	—	(.38)	11.17	1.24	203.46		.46	1.25
12/31/01	11.65	.41	.01	.42	(.66)	—	(.66)	11.41	3.66	218.46		.46	3.52
Class 2
12/31/05	11.05	.30	—[5]	.30	(.09)	—	(.09)	11.26	2.68	153.58		.55	2.71
12/31/04	11.03	.08	—[5]	.08	(.06)	—	(.06)	11.05	.70	110.61		.61	.76
12/31/03	11.12	.05	—[5]	.05	(.14)	—	(.14)	11.03	.47	99.72		.72	.42
12/31/02	11.37	.11	—[5]	.11	(.36)	—	(.36)	11.12	1.00	133.71		.71	1.00
12/31/01	11.62	.34	.05	.39	(.64)	—	(.64)	11.37	3.43	127.71		.71	2.99
Class 3
12/31/05	11.07	.30	—[5]	.30	(.08)	—	(.08)	11.29	2.74	16.51		.48	2.70
12/31/04[6]	11.07	.09	—[5]	.09	(.09)	—	(.09)	11.07	.78	20	.54[7]	.54[7]	.80[7]

			Year ended December 31

Portfolio turnover rate for all classes of shares	2005	2004	2003	2002	2001

Global Discovery Fund[4]	53%	28%	30%	25%	4%
Global Growth Fund	26	24	27	30	38
Global Small Capitalization Fund	47	49	51	66	65
Growth Fund	29	30	34	34	31
International Fund	40	37	40	30	40
New World Fund	26	18	19	22	31
Blue Chip Income and Growth Fund[4]	33	13	12	8	12
Growth-Income Fund	20	21	21	26	34
Asset Allocation Fund	23	20	20	25	32
Bond Fund	46	34	20	29	59
High-Income Bond Fund	35	38	48	45	42
U.S. Government/AAA-Rated Securities Fund	86	68	63	53	84
Cash Management Fund	—	—	—	—	—

1 Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

2 Based on average shares outstanding.

3 The ratios in this column reflect the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.

4 Commenced operations July 5, 2001.

5 Amount less than one cent.

6 From January 16, 2004, when Class 3 shares were first issued.

7Annualized.

See Notes to Financial Statements

American Funds Insurance Series

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of American Funds Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolio for Cash Management Fund), and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Growth-Income Fund, Asset Allocation Fund, Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Los Angeles, California February 8, 2006

American Funds Insurance Series

Expense example

unaudited

The funds in the American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds only so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005, through December 31, 2005).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period. Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2005	value 12/31/2005	during period[1]	expense ratio

Global Discovery Fund
Class 1 — actual return	$1,000.00	$1,131.38	$2.95	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 2 — actual return	1,000.00	1,129.79	4.29	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Growth Fund
Class 1 — actual return	$1,000.00	$1,146.61	$2.98	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 2 — actual return	1,000.00	1,144.87	4.32	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$1,190.05	$3.92	.71%
Class 1 — assumed 5% return	1,000.00	1,021.63	3.62	.71

Class 2 — actual return	1,000.00	1,188.53	5.30	.96
Class 2 — assumed 5% return	1,000.00	1,020.37	4.89	.96

American Funds Insurance Series

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2005	value 12/31/2005	during period[1]	expense ratio

Growth Fund
Class 1 — actual return	$1,000.00	$1,125.41	$1.66	.31%
Class 1 — assumed 5% return	1,000.00	1,023.64	1.58	.31

Class 2 — actual return	1,000.00	1,123.80	3.00	.56
Class 2 — assumed 5% return	1,000.00	1,022.38	2.85	.56

Class 3 — actual return	1,000.00	1,124.26	2.62	.49
Class 3 — assumed 5% return	1,000.00	1,022.74	2.50	.49

International Fund
Class 1 — actual return	$1,000.00	$1,200.72	$2.83	.51%
Class 1 — assumed 5% return	1,000.00	1,022.63	2.60	.51

Class 2 — actual return	1,000.00	1,199.40	4.21	.76
Class 2 — assumed 5% return	1,000.00	1,021.37	3.87	.76

Class 3 — actual return	1,000.00	1,200.51	3.83	.69
Class 3 — assumed 5% return	1,000.00	1,021.73	3.52	.69

New World Fund
Class 1 — actual return	$1,000.00	$1,160.05	$4.52	.83%
Class 1 — assumed 5% return	1,000.00	1,021.02	4.23	.83

Class 2 — actual return	1,000.00	1,158.04	5.87	1.08
Class 2 — assumed 5% return	1,000.00	1,019.76	5.50	1.08

Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$1,067.51	$2.03	.39%
Class 1 — assumed 5% return	1,000.00	1,023.24	1.99	.39

Class 2 — actual return	1,000.00	1,065.94	3.33	.64
Class 2 — assumed 5% return	1,000.00	1,021.98	3.26	.64

Growth-Income Fund
Class 1 — actual return	$1,000.00	$1,061.80	$1.35	.26%
Class 1 — assumed 5% return	1,000.00	1,023.89	1.33	.26

Class 2 — actual return	1,000.00	1,060.54	2.65	.51
Class 2 — assumed 5% return	1,000.00	1,022.63	2.60	.51

Class 3 — actual return	1,000.00	1,060.72	2.29	.44
Class 3 — assumed 5% return	1,000.00	1,022.99	2.24	.44

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$1,073.39	$1.62	.31%
Class 1 — assumed 5% return	1,000.00	1,023.64	1.58	.31

Class 2 — actual return	1,000.00	1,072.58	2.93	.56
Class 2 — assumed 5% return	1,000.00	1,022.38	2.85	.56

Class 3 — actual return	1,000.00	1,073.17	2.56	.49
Class 3 — assumed 5% return	1,000.00	1,022.74	2.50	.49

Bond Fund
Class 1 — actual return	$1,000.00	$1,004.44	$1.97	.39%
Class 1 — assumed 5% return	1,000.00	1,023.24	1.99	.39

Class 2 — actual return	1,000.00	1,003.57	3.23	.64
Class 2 — assumed 5% return	1,000.00	1,021.98	3.26	.64

American Funds Insurance Series

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2005	value 12/31/2005	during period[1]	expense ratio

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$1,020.56	$2.24	.44%
Class 1 — assumed 5% return	1,000.00	1,022.99	2.24	.44

Class 2 — actual return	1,000.00	1,019.86	3.51	.69
Class 2 — assumed 5% return	1,000.00	1,021.73	3.52	.69

Class 3 — actual return	1,000.00	1,019.76	3.16	.62
Class 3 — assumed 5% return	1,000.00	1,022.08	3.16	.62

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,000.84	$2.12	.42%
Class 1 — assumed 5% return	1,000.00	1,023.09	2.14	.42

Class 2 — actual return	1,000.00	999.15	3.38	.67
Class 2 — assumed 5% return	1,000.00	1,021.83	3.41	.67

Class 3 — actual return	1,000.00	1,000.00	3.02	.60
Class 3 — assumed 5% return	1,000.00	1,022.18	3.06	.60

Cash Management Fund
Class 1 — actual return	$1,000.00	$1,017.09	$1.47	.29%
Class 1 — assumed 5% return	1,000.00	1,023.74	1.48	.29

Class 2 — actual return	1,000.00	1,015.33	2.74	.54
Class 2 — assumed 5% return	1,000.00	1,022.48	2.75	.54

Class 3 — actual return	1,000.00	1,016.20	2.39	.47
Class 3 — assumed 5% return	1,000.00	1,022.84	2.40	.47

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

American Funds Insurance Series

Approval of Investment Advisory and Service Agreement

The series’ board members have approved the Investment Advisory and Service Agreement (the “agreement”) in respect to Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund of the series (collectively, the “funds”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2006. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is comprised of all of the series’ independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed — During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on each of the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services and other information relating to the nature, extent and quality of services provided by CRMC to each fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding each fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to each fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with independent counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board also considered the benefits to each fund’s shareholders of investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services — The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and committee considered the investment results of each fund in light of its objective. They also considered information regarding the selection of indexes and funds comparable to each fund that were used to evaluate relative investment results.

Global Discovery Fund invests primarily in stocks of companies in the services and information areas of the global economy. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Index (the Lipper category that includes the fund), (iii) a comparison group of other funds in the Lipper Multi-Cap Growth Funds Index and (iv) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for periods ended July 31, 2005, and noted that while the fund’s investment results were mixed as compared to the indexes and the median of the comparison group for shorter periods, over the lifetime of the fund since July 5, 2001, the fund’s investment results were significantly higher than all three indexes and the comparison group.

American Funds Insurance Series

Global Growth Fund invests primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI World Index, (ii) the Lipper Global Funds Index (the Lipper category that includes the fund) and (iii) a comparison group of other funds in the Lipper Global Funds Index. The board and the committee examined investment results for seven-month and five-year periods ended July 31, 2005, and noted that the fund’s investment results were comparable or superior to both indexes over each period, although somewhat lower than the median of the comparison group. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both indexes and the comparison group.

Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the S&P/Citigroup Global/World Indexes, (ii) the Lipper Global Small-Cap Funds Average (the Lipper category that includes the fund) and (iii) a comparison group of other funds in the Lipper Global Small-Cap Funds Index. The board and the committee examined investment results for seven-month and five-year periods ended July 31, 2005, and noted that the fund’s investment results were superior both to the Lipper Average and the median of the comparison group over each period, though lower than the S&P/Citigroup Global/World Indexes for the five-year period. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than both the average and indexes and the comparison group.

International Fund invests primarily in common stocks of companies located outside the United States. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI EAFE® (Europe, Australasia, Far East) Index, (ii) the Lipper International Funds Index (the Lipper category that includes the fund) and (iii) a comparison group of other funds in the Lipper International Funds Index. The board and the committee examined investment results for seven-month, five-year and ten-year periods ended July 31, 2005, and noted that the fund’s investment results were superior to both indexes and the median of the comparison group over each period other than the five-year period. The board and the committee further noted that over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both indexes and the comparison group.

New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Emerging Markets Funds Index and (ii) a comparison group of other funds in the Lipper Emerging Markets Funds Index. The board and the committee examined investment results for the seven-month period and other periods ended July 31, 2005, and noted that the fund’s investment results were somewhat lower than the Lipper Emerging Markets Funds Index and the median of the comparison group over each period, as well as for the lifetime of the fund since June 17, 1999.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve your investment. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper General US Government Funds Index and (ii) a comparison group of other funds in the Lipper General US Government Funds Index. The board and the committee examined investment results for seven-month, five-year and ten-year periods ended July 31, 2005, and noted that the fund’s investment results were higher than the Lipper General US Government Funds Index and the median of the comparison group over each period.

Cash Management Fund seeks to provide an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Money Market Funds Index (the Lipper category that includes the fund) and (ii) a comparison group of other funds in the Lipper Money Market Funds Index. The board and the committee examined investment results for seven-month, five-year and ten-year periods ended July 31, 2005, and noted that the fund’s investment results were higher than the Lipper Money Market Funds Index and the median of the comparison group over each period.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of each fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the applicable Lipper Index as of December 31, 2004.

The board and the committee observed that each fund’s advisory fees and total expenses (each as a percentage of average net assets) were among the lowest of all funds in each fund’s comparison group and, in each case, below the median, with the exception of Cash Management Fund, which had a slightly higher-than-median advisory fee but total expenses were below the median of its comparison group. The board and the committee also noted the 5% advisory fee waiver that CRMC put into effect September 1, 2004, which was increased to 10% on April 1, 2005.

American Funds Insurance Series

The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

The board and the committee also considered indirect benefits that the adviser might be deemed to have received, such as access to research of brokers who execute portfolio transactions for the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee noted that its members had also received information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered the impact of each fund’s asset growth on advisory fee levels, noting that total fees paid to the adviser increase as assets increase, and then considered the extent to which such fees are reduced through breakpoint discounts in each fund’s advisory fee structure and the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with each fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the funds’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded, with respect to each fund, that the agreement is fair and reasonable to each fund and its shareholders, that each fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by each fund, and that approval of the agreement was in the best interests of each fund and its shareholders. The board and the committee concluded that each of the factors discussed above supported such approval.

American Funds Insurance Series

Board of trustees

“Non-interested” trustees

	Year first		Number of
	elected		portfolios in fund
	a trustee		complex[2] overseen	Other directorships[3]
Name and age	of the series[1]	Principal occupation(s) during past five years	by trustee	held by trustee

Lee A. Ault III, 69	1999	Chairman of the Board, In-Q-Tel, Inc. (an independent	1	Anworth Mortgage Asset Corporation;
Chairman of the Board		technology venture company funded principally by the		Office Depot, Inc.
(Independent and		Central Intelligence Agency); former Chairman of the
Non-Executive)		Board, President and CEO, Telecredit, Inc.

H. Frederick Christie, 72	1994	Private investor; former President and CEO,	19	Ducommun Incorporated;
		The Mission Group (non-utility holding company,		IHOP Corporation;
		subsidiary of Southern California Edison Company)		Southwest Water Company

Joe E. Davis, 71	1991	Private investor; former Chairman of the Board,	1	Anworth Mortgage Asset Corporation;
		Linear Corporation; former President and CEO,		Natural Alternatives Inc.
		National Health Enterprises, Inc.

Martin Fenton, 70	1995	Chairman of the Board and CEO, Senior Resource	16	None
		Group LLC (development and management of
		senior living communities)

Leonard R. Fuller, 59	1999	President and CEO, Fuller Consulting (financial	14	None
		management consulting firm)

Mary Myers Kauppila, 51	1994	Private investor; Chairman of the Board and CEO,	5	None
		Ladera Management Company (venture capital and
		agriculture); former owner and President, Energy
		Investment, Inc.

Kirk P. Pendleton, 66	1996	Chairman of the Board and CEO, Cairnwood, Inc.	6	None
		(venture capital investment)

“Interested” trustees [4]

	Year first		Number of
	elected a	Principal occupation(s) during past five years and	portfolios in fund
Name, age and	trustee or officer	positions held with affiliated entities or the	complex[2] overseen	Other directorships[3]
position with series	of the series[1]	principal underwriter of the series	by trustee	held by trustee

James K. Dunton, 68	1993	Senior Vice President and Director, Capital	2	None
Vice Chairman of the Board		Research and Management Company

Donald D. O’Neal, 45	1998	Senior Vice President, Capital Research and	3	None
President		Management Company

The statement of additional information includes additional information about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

American Funds Insurance Series

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and positions
Name, age and	officer	held with affiliated entities or the principal underwriter of
position with series	of the series[1]	the series

Alan N. Berro, 45	1998	Vice President, Capital Research and Management Company;
Senior Vice President		Senior Vice President, Capital Research Company[5]

Michael J. Downer, 51	1991	Vice President and Secretary, Capital Research and Management
Senior Vice President		Company; Secretary and Director, American Funds Distributors, Inc.;[5]
		Director, Capital Bank and Trust Company[5]

Abner D. Goldstine, 76	1993	Senior Vice President and Director, Capital Research and
Senior Vice President		Management Company

John H. Smet, 49	1994	Senior Vice President, Capital Research and Management
Senior Vice President		Company; Director, American Funds Distributors, Inc.[5]

Claudia P. Huntington, 53	1994	Senior Vice President, Capital Research and Management
Vice President		Company; Director, The Capital Group Companies, Inc.[5]

Robert W. Lovelace, 43	1997	Senior Vice President, Capital Research and Management
Vice President		Company; Chairman of the Board, Capital Research
		Company;[5] Director, The Capital Group Companies, Inc.[5]

Susan M. Tolson, 43	1999	Senior Vice President, Capital Research Company[5]
Vice President

Chad L. Norton, 45	1994	Vice President — Fund Business Management Group,
Secretary		Capital Research and Management Company

David A. Pritchett, 39	1999	Vice President — Fund Business Management Group,
Treasurer		Capital Research and Management Company

Steven I. Koszalka, 41	2003	Assistant Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Sheryl F. Johnson, 37	1997	Vice President — Fund Business Management Group,
Assistant Treasurer		Capital Research and Management Company

Jeffrey P. Regal, 34	2004	Vice President — Fund Business Management Group,
Assistant Treasurer		Capital Research and Management Company

1 Trustees and officers of the series serve until their resignation, removal or retirement.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds, and Endowments, whose shareholders are limited to certain nonprofit organizations.

3 This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.

4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[5] Company affiliated with Capital Research and Management Company.

American Funds Insurance Series

American Funds®

The right choice for the long term®

Offices of the series and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-2804

Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

"American Funds Proxy Voting Guidelines" — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The series files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

Complete December 31, 2005, portfolios of American Funds Insurance Series' investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after March 31, 2006, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Lit. No. INGEAR-995-0206P Litho in USA RCG/L/8074-S4894 Printed on recycled paper

The Capital Group Companies
American Funds Capital Research and Management Capital International Capital Guardian Capital Bank and Trust

ITEM 2. CODE OF ETHICS.

(a) As of December 31, 2005, the Registrant had not adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller (collectively, the “Registrant’s Executive Officers”). However, the Registrant has adopted a code of ethics that applies to all Access Persons of the Registrant that satisfies the requirements of Rule 17j-1 under the Investment Company act of 1940. In addition, each of the registrant’s Executive Officer’s are subject to the Code of Business Conduct of Manulife Financial Corporation (“MFC”), the ultimate parent of the Registrant’s investment adviser. MFC’s Code of Business Conduct does comply with the definition of a code of ethics (as defined in Item 2 of Form N-CSR).

(b) Not Applicable

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(1) A copy of the MFC Code of Business Conduct is attached hereto.

Manulife Financial Code of Business Conduct and Ethics

As amended to February 10, 2005

Table of Contents

Overview	4

I – Why Ethics Matter	6
Why ethics matter to you and the Company
The purpose of this Code
Application of the Code
What if someone violates this Code?
Where to go for help
Where to go for help – reporting accounting and auditing complaints/concerns
Quick ethics quiz

II – Living Manulife Financial’s Values	9
Professionalism
Real value to our customers
Integrity
Demonstrated financial strength
Employer of choice

III – Ethics in the Workplace.	10
Reward performance and ability
Treat others with respect
Keep your workplace safe
Keep your workplace secure
Behave professionally at all times

IV – Ethics in Your Business Relationships.	11
Treat others honestly and fairly
Comply with local laws
Take care in government and political dealings
Share information responsibly with industry groups and others
Refer media questions to communications departments
Choose suppliers through fair competition

V – Conflicts of Interest	14
Deal at arm’s length with suppliers
Bribery and kickbacks are prohibited
Be careful about gifts
Be careful about personal benefits
Follow Company policy about hiring family
Invest in an ethical manner
Working for competitors may jeopardize the Company
Use caution regarding outside positions
Protect corporate opportunities
Protect the Company’s name and assets

2

Table of Contents

VI – Handling Information	18
Protect personal and confidential information
Follow disclosure requirements
Respect copyrighted materials
Keep full and accurate records
Use communications systems for business

VII – Ethics and the Law.	21
Know and comply with the law
Manage assets properly
Identify and report fraud and theft
Report any illegal or unethical behaviour

VIII – A Final Word.	23
Other policy documents

Code of Business Conduct and Ethics Certification and
Conflict or Interest Disclosure Statement	24

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OVERVIEW

The Manulife Financial Code of Business Conduct and Ethics (the “Code”) reaffirms the Company's commitment to ethical conduct and its practice of complying with all applicable laws and avoiding potential or actual conflicts of interest. We should all be thoroughly familiar with its provisions and conduct ourselves according to both the letter and the spirit of the Code. With a long tradition of uncompromising dedication to the highest standards of business conduct, Manulife enjoys a reputation of unquestioned integrity and honesty. That reputation is among our most valuable assets and we must protect it.

The Code is organized into eight main sections:

I. Why Ethics Matter

This section outlines the Code’s purpose, its application and the way to handle specific questions and concerns under the Code including those relating to accounting and auditing matters.

II. Living Manulife Financial’s Values

This section spells out Manulife’s corporate values. As these values guide every aspect of the Company’s life, it is the obligation of every Manulife employee, officer, director, agent and representative to be familiar with, and vigilant about, the application of the Code to our day-today operations.

III. Ethics in the Workplace

Principles of fairness, professionalism and safety in the workplace are articulated in this section.

IV. Ethics in Your Business Relationships

The critical issues addressed in this section include fairness and honesty in our interactions with customers, compliance with applicable laws, and the special concerns that can arise when giving gifts to government officials. In addition, lobbying and campaign finance issues, certain antitrust concerns and the manner in which media inquiries should be handled are also discussed.

V. Conflicts of Interest

One of the main issues dealt with in the Code is how to avoid conflicts of interest. This section addresses conflicts which may arise in a variety of situations, including the giving and receiving of gifts; participating in Company transactions that could potentially benefit an employee, officer, director, agent or representative; hiring family members; and outside employment. The section also addresses the treatment of inside information, the prohibition on insider trading, the protection of Company opportunities and the proper use of the Company name.

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VI. Handling Information

This section discusses the need to avoid inappropriate disclosure of information received by the Company to ensure that the privacy of our applicants, policyholders, claimants, borrowers, employees, representatives and investors is protected. The section also addresses our duty to maintain accurate records and to comply with disclosure and intellectual property laws. Finally, there is a discussion on the use of Company communications systems, including email, telephone, and Internet access, as well as the prohibition on the unauthorized disclosure of Company information via Internet chat rooms, blogs (weblogs used to express personal opinions) and other electronic means.

VII. Ethics and the Law

The need to know and comply with all applicable laws, rules and regulations, including the obligation to cooperate with internal and external investigations is discussed in this section. As well, the duty to report fraud, theft and other dishonest conduct is also stressed.

VIII. Code of Business Conduct and Ethics Certification and Conflict of Interest Disclosure Statement

This section contains the certification form through which all employees, officers and directors must certify that they have read, reviewed and are in compliance with the terms of the Code.

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I - Why Ethics Matter

At Manulife Financial we value our good name and strive to maintain high standards of integrity in everything we do.

WHY ETHICS MATTER TO YOU AND THE COMPANY

Operating in an ethical manner is essential to our success. Our customers, investors and other stakeholders rely on us to be honest and fair. We must behave ethically in the communities where we operate in order to maintain the confidence of all of our stakeholders and ultimately to keep their business. It is in our best interest to set high standards for ourselves at all times and to align ourselves with agents and representatives, suppliers and business associates who have similar high standards of business conduct.

THE PURPOSE OF THIS CODE

This Code provides standards for ethical behaviour when representing the Company and when dealing with employees, field representatives, customers, investors, external suppliers, competitors, government authorities and the public.

APPLICATION OF THE CODE

Manulife Financial’s Code of Business Conduct and Ethics applies to directors, officers and employees of Manulife Financial Corporation (“MFC”), its subsidiaries and controlled affiliates. Sales representatives and third party business associates are also expected to abide by all applicable provisions of the Code and adhere to the principles and values set out in the Code when representing Manulife to the public or performing services for or on behalf of Manulife. For purposes of this Code, “Manulife Financial,” “Manulife” or the “Company” means MFC and its subsidiaries and controlled affiliates, including the John Hancock group of companies. This Code is available on the Company’s web site and on MFCentral, and is also available in print upon request.

Any waiver of the Code will be granted only in very exceptional circumstances. Any waiver for executive officers and directors of MFC will be granted only upon approval by the MFC Board of Directors or Board Committee and will be disclosed promptly as required by law or stock exchange regulation. Any waiver for officers, employees, representatives or other associates of Manulife Financial will be granted only upon appropriate management or senior management level approval.

At the end of each section is a list of related Company policies you should refer to for more information. These Company policies should be consulted to determine their applicability to any given division, subsidiary or affiliate. There is also a list of these policies in section VIII of this Code, in addition to a copy of the Company’s Code of Business Conduct and Ethics Certification and Conflict of Interest Disclosure Statement.

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What if someone violates this Code?

All our activities must be able to withstand close scrutiny. To protect Manulife Financial’s good name, the Company may discipline and/or terminate its relationship or affiliation with any director, officer, employee, representative, associate or supplier who breaches this Code or any related Company policy. If violating the Code also violates the law, you will be subject to prosecution.

Where to go for help

It is critical that all of us who represent Manulife Financial, its subsidiaries and controlled affiliates use good judgment and common sense. It is the best way to ensure that our Company continues to meet high standards of business conduct. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach questions and concerns. Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

Speak to your manager, a member of the Human Resources Department or Law Department or your divisional compliance officer if you have:

* Doubts about a particular situation; * Questions or concerns about a business practice; or * Questions about potential conflicts of interest

You may report suspected or potential illegal or unethical behaviour without fear of retaliation. The Company does not permit retaliation of any kind for good faith reports of illegal or unethical behaviour.

Concerns about potential or suspected illegal or unethical behaviour should be referred to a member of the Human Resources or Law Department. The appropriate contact persons are identified on MFCentral.

In Canada and the U.S., unethical, unprofessional, illegal, fraudulent or other questionable behaviour may also be reported by calling a confidential toll free Ethics Line at 800-333-9229.

If you feel that your questions or concerns have not been appropriately addressed, you should direct your complaint to the Global Chief of Compliance or the General Counsel, whose contact information is on MFCentral.

Members of MFC’s Board of Directors should direct any questions or concerns about this Code, its scope or applicability, to the General Counsel. In addition, to maintain the independence of MFC’s Board of Directors, the Board of Directors and its Committees may retain outside advisors as they deem necessary. Individual directors may also retain outside advisors, at the Company’s expense, to provide advice on any matter before the Board or a Board Committee with the prior approval of the Corporate Governance & Nominating Committee.

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Where to go for help - Reporting Accounting and Auditing Complaints/Concerns

Concerns Submitted By Directors, Officers, Employees, Representatives And Other Associates:

Directors, officers, employees, representatives and other associates who have accounting and auditing concerns that they believe have not been properly addressed, should forward these concerns to MFC’s Corporate Secretary in a sealed envelope addressed to the Chair of the Audit Committee care of the Corporate Secretary through interoffice mail or at the Company’s head office. These concerns may be forwarded on an anonymous basis. The envelope should be marked "Confidential Internal Manulife Concern." The Corporate Secretary will then forward the sealed envelope to the Audit Committee Chair. In addition, accounting and auditing concerns may be reported to MFC’s Corporate Secretary on a named basis by emailing the Corporate Secretary. As with the paper submissions, the Corporate Secretary will refer all such reports to the Chair of the Audit Committee.

In Canada and the U.S., accounting and auditing concerns may also be reported by calling the confidential toll free Ethics Line at 800-333-9229. Concerns related to auditing and accounting matters will be forwarded to MFC’s Audit Committee by the Corporate Secretary.

Complaints Submitted By the Public:

All complaints or submissions by the public regarding accounting, accounting controls and auditing matters should be sent to MFC’s Corporate Secretary at the Company’s head office. The Corporate Secretary will then forward the complaint or submission to the Chair of the Audit Committee.

Following a review of the complaint or concern, the Audit Committee Chair, where appropriate, will take steps to have the matter investigated and, if warranted, will request that the Board and management implement corrective measures.

The Company will periodically review these procedures and may amend them as appropriate.

Quick ethics quiz

While a code of conduct can provide the general rules, it cannot cover every situation. Ethics sometimes comes down to a personal decision. To help you make the right choice, ask yourself the following questions:

*  Is this legal? Is it fair?
* Would I want other people to know I did it?
* How would I feel if I read about it in the newspaper?
* How will I feel about myself if I do it?
* What would I tell my child or a close friend to do in a similar situation?

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II - Living Manulife Financial's Values

At Manulife Financial, our values guide everything we do, whether it's strategic planning, day-to-day decision making or the way we treat customers and others with a stake in the Company. These values are embodied in P.R.I.D.E.:

PROFESSIONALISM

We will be recognized as having the highest professional standards. Our employees and representatives will possess superior knowledge and skills for the benefit of our customers, investors and other stakeholders. Our professionalism will show in every aspect of our business conduct, including behaviour, language, appearance and attire.

REAL VALUE TO OUR CUSTOMERS

We are here to satisfy our customers. By providing the highest quality products, services, advice and sustainable value, we will ensure our customers receive excellent solutions to meet their individual needs.

INTEGRITY

All of our dealings are characterized by the highest levels of honesty and fairness. We develop trust by maintaining the highest ethical practices.

DEMONSTRATED FINANCIAL STRENGTH

Our customers, investors and other stakeholders depend on us to be here in the future to meet our financial promises. We earn this faith by maintaining uncompromised claims paying ability, a healthy earnings stream, and superior investment performance results, consistent with a prudent investment management philosophy.

EMPLOYER OF CHOICE

Our employees will determine our future success. In order to attract and retain the best and brightest employees, we will invest in the development of our human resources and reward superior performance.

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III - Ethics in the Workplace

We cannot have a positive and productive workplace unless we treat each other with respect and trust. Each of us has to help create and maintain a healthy, secure environment that values employee contributions and encourages learning.

REWARD PERFORMANCE AND ABILITY

At Manulife Financial, we value diversity and treat all individuals with dignity. We hire and promote employees on the basis of ability and reward them on the basis of performance. We respect individual rights to privacy and comply with employment laws at all times.

TREAT OTHERS WITH RESPECT

We must give co-workers the same respect and service we give customers. When we communicate with each other within the organization, we need to be open and honest. It's one way to ensure quality in everything we do. The Company will not tolerate discrimination or harassment in the workplace. Furthermore, abusive, threatening and violent behaviour are strictly prohibited.

KEEP YOUR WORKPLACE SAFE

Manulife Financial must provide a safe and healthy work environment for all employees. Protection of employees from injury or occupational illness is a significant ongoing commitment on the part of the Company. This commitment to health and safety involves co-operation and support of every manager and employee of the Company. You have a responsibility to help ensure the Company is complying with health, safety and environmental laws and regulations by reporting accidents, potential hazards and other concerns immediately to your manager or the facilities management in your area.

KEEP YOUR WORKPLACE SECURE

It is critical that we protect both individual and Company property and assets. While Manulife Financial takes security measures, we must all be part of the process. If you know of any situation or incident that could lead to the loss, misuse or theft of Company or individual property, report it immediately to a manager or security personnel.

BEHAVE PROFESSIONALLY AT ALL TIMES

It is important to behave responsibly when representing Manulife Financial or attending Company events. You must represent the Company in a positive manner when dealing with clients and potential clients, and in all business activities. It is expected that those who choose to drink alcohol at Company or employee-sponsored events will do so in moderation.

For more guidance

See the following related policies:

*	Accommodation Policy	*	Alcohol Consumption Policy
*	Diversity and Harassment Policies	*	Occupational Health and Safety
Policy

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IV - Ethics in Your Business Relationships

Our business depends on sound relationships with customers, the community, other organizations and our stakeholders. We maintain these relationships by taking extra care when giving or receiving gifts, when producing materials for customers and others and when sharing information with outside individuals and organizations.

TREAT OTHERS HONESTLY AND FAIRLY

We must treat customers with high standards of honesty, fairness and courtesy. Customers must be able to voice their concerns easily and we must deal with complaints and disputes fairly and quickly.

We seek to outperform our competitors fairly and honestly. We seek competitive advantage through superior performance, never through unethical or illegal business practices.

The materials we provide to customers, investors and other stakeholders must meet high standards of professionalism. Advertising and sales materials must be factual, easy to understand and based on the principles of fair dealing and good faith. All promotional efforts, illustrations of products and marketing concepts must be factual.

All directors, officers, employees, representatives and other associates of the Company must be careful not to mislead customers, investors or other stakeholders about the financial status, products or services of the Company or its competitors. We must never make statements about competitors that are untrue. We must never make promises the Company cannot keep. No director, officer, employee, representative or other associate of the Company should take unfair advantage of anyone, including customers, investors, other stakeholders, suppliers or competitors. Taking unfair advantage includes manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice.

Also, no officer or employee may condition the sale of one product or service on the purchase or sale of a separate product or service or otherwise force the buyer into accepting the purchase of both products or services. These so-called “tie-in” sales are illegal in many jurisdictions and are best avoided by offering distinct products separately and marketing each on its own merits.

COMPLY WITH LOCAL LAWS

To be professional, we must follow our corporate standards of ethical business conduct while appreciating the cultures and business customs of the countries and communities in which we operate. We must ensure compliance with applicable laws, rules and regulations in the jurisdictions where we do business.

TAKE CARE IN GOVERNMENT AND POLITICAL DEALINGS

We must take special care to use our corporate positions responsibly when dealing with government agencies and representatives. This is especially true in relation to the political process. It is important that we comply with all laws and regulations that apply when offering to provide entertainment, meals, gifts, gratuities and other items of value to any employee or representative of federal, provincial, state, or local governments or when accepting such items of value from any employee or representative of federal, provincial, state or local governments.

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While the Company expresses views on local and national issues that affect its operations, we cannot represent ourselves as Company spokespeople without proper authorization. Questions in this regard should be referred to the Global Chief of Compliance.

The Company respects and supports the right of every individual to participate in the political process. However, the Company will not provide reimbursement for any political contributions made by any individual. The Company’s general policy is that it will not make any political contributions. No officer or employee may make or authorize any payment by or on behalf of the Company to any political party, organization, committee, candidate or public official or in connection with any political caucus, convention or election, except as permitted by law and approved by the divisional government relations chief and the Law Department. Under applicable laws, prohibited Company contributions and expenditures include the donation of Company funds, the use of Company facilities, including office space and equipment, as well as the donation of the services of Company employees to the campaign committee of a candidate.

The giving of gifts to, or the payment of expenses for, or on behalf of, public officials is governed by a complicated array of regulations, which vary from jurisdiction to jurisdiction. Before making any expenditures for, or on behalf of, public officials you must contact your divisional government relations chief for clearance unless the expenditure conforms to written guidance received from Government Relations or the Law Department.

You must not engage in any lobbying activities on behalf of the Company unless you first obtain specific authorization from your divisional government relations chief.

In addition, no officer or employee may make or authorize any payment or transfer of anything of value to any foreign public official except as may be permitted by applicable law and approved by the Law Department.

SHARE INFORMATION RESPONSIBLY WITH INDUSTRY GROUPS AND OTHERS

Memberships in business organizations can increase the effectiveness of individuals, the Company and our industry. The Company encourages membership in such organizations, especially those that strive to improve the industry.

It is a normal part of these memberships to share aggregated, statistical and policy information. However, we need to ensure that we do not exchange confidential corporate information that could jeopardize the Company’s competitive position. We must also take care not to violate the confidentiality or privacy that customers, investors, employees, representatives, distributors, suppliers and others legitimately expect.

In addition, the Company is subject to antitrust and trade regulation laws in many jurisdictions. Generally, these laws prohibit discussions, agreements or understandings with any competitor that relate to pricing, customers, products, services, territory allocation or a boycott or refusal to deal with any third party. Company representatives whose duties bring them in contact with representatives of competing companies must be especially cautious. If sensitive information is raised by a competitor in the presence of a Company representative, every reasonable effort must be made to terminate the conversation and the Company representative should promptly report the incident to the Law Department. When participating in any exchange of information with competitors, including any statistical survey, advice from the Law Department should be sought.

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REFER MEDIA QUESTIONS TO COMMUNICATIONS DEPARTMENTS

The media play an important role in helping inform the public about Manulife Financial, its products and services. Communications departments within each division or geographic location are responsible for communicating official Company positions to the media. You must direct all media inquiries to these departments.

CHOOSE SUPPLIERS THROUGH FAIR COMPETITION

Manulife Financial is committed to fair competition in all its dealings with suppliers. It is important to communicate the Company’s requirements clearly and uniformly to all potential suppliers. Choose suppliers on the basis of merit, competitiveness, price, reliability and reputation.

If a supplier asks you to endorse a product or service using the Company name or your position as a Company representative, direct the request to the Executive Vice President or Senior Vice President of your division or geographic location.

You must not suggest or imply to a supplier that the Company's patronage depends on the supplier becoming a customer or on the supplier continuing to make purchases from the Company.

For more guidance

See the following sections in this Code:

* Conflicts of Interest * Handling Information * Ethics and the Law

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V - Conflicts of Interest

A “conflict of interest” occurs when your private interest interferes in any way with the interests of the Company. A conflict situation can arise when you take actions or have interests that make it difficult to perform Company work objectively and effectively. It is also a conflict if outside activities affect your judgment to act in the best interest of customers, investors and other stakeholders.

Conflicts of interest damage the trust between you, the public and the Company. Moreover, even the appearance of a conflict may be harmful to the Company. We must all be vigilant in this regard, and all interactions, relationships or situations that could reasonably give rise to the appearance of a conflict should be avoided.

To help prevent conflicts, you must complete the Code of Business Conduct and Ethics Certification and Conflict of Interest Disclosure Statement. You are responsible for updating the statement as your circumstances change. Directors and officers of MFC are required by law to disclose conflicts of interests in material agreements and transactions entered into by the Company. For further guidance, MFC directors and corporate officers should review the MFC Conflict of Interest Rules for Directors and Officers.

If a conflict of interest or a potential conflict arises, report it immediately. If you need advice, consult the procedures described in the section of this Code titled “Where to go for help”. The following are some of the most common areas of potential conflict, but the most reliable guideline is your own common sense.

DEAL AT ARM'S LENGTH WITH SUPPLIERS

You must not be associated in any way with agreements between the Company and suppliers in which you or a member of your immediate family have an interest or which might result in your or your family member's personal gain.

BRIBERY AND KICKBACKS ARE PROHIBITED

Manulife Financial does not allow unfair business practices such as rebating, bribery or kickbacks. These practices are against Company policy in all places where we conduct business.

BE CAREFUL ABOUT GIFTS

Offers of gifts and entertainment are courtesies common among business partners. However, offering or accepting gifts, entertainment or other benefits can be mistaken for improper payments. For this reason, the guidelines below must be followed.

Officers and employees or their family members must not receive money or any item of value from any third party in connection with the officer's or employee's participation in any Company transaction. Officer compensation, other than Company wages, bonus, pension or benefits, may be regulated by law and requires approval by a Division Head.

Company officers may not have any interest in commissions or other compensation based on premiums or consideration payable to the Company on any policy or contract of insurance unless the policy or contract was written and effective prior to the officer's appointment.

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In addition to the rules noted below, directors, officers and employees must not receive from, or give any gift or form of entertainment to, anyone with whom the Company has or is likely to have any business dealings, if the gift or entertainment could reasonably be perceived as an attempt to influence the recipients’ judgment in carrying out their duties to the Company or their employer. If the suitability of a gift or entertainment is questionable, employees should consult with their Division Head or the Law Department, while MFC directors should forward inquiries to the General Counsel.

Public Officials: Please note that gifts or entertainment provided to public officials are covered in the section titled “Take Care In Government and Political Dealings.”

Insurance Customers or Prospects: Gifts or entertainment, including promotional items, are subject to insurance anti-rebating and inducement laws governing the sale of insurance and annuity products. Questions regarding the application of these laws should be directed to your divisional compliance officer.

Sales and Related Activities: Specialized rules and regulations apply to sales activities. In the U.S. NASD rules govern the receipt and giving of gifts involving registered representatives or broker-dealers. Questions regarding the applicability of these sales-related rules and regulations should be directed to your divisional compliance officer.

BE CAREFUL ABOUT PERSONAL BENEFITS

Conflicts of interest may arise if you receive, or a member of your family receives, a personal benefit as a result of your position in the Company. All such personal benefits, including loans and guarantees of obligations from the Company, must be disclosed on the Company’s Code of Business Conduct and Ethics Certification and Conflict of Interest Disclosure Statement and approved by the Company. Personal loans to executive officers are prohibited unless specifically permitted by law.

Involvement in Investment Decisions Requiring Disclosure: Manulife Financial directors, officers and employees shall not recommend or participate in any Company investment decision involving an entity in which they or any of their family members have a financial interest, unless the existence of such interest has been properly disclosed to their superiors and to those involved in all stages of the approval process. Individual divisions and business units may determine a minimum threshold below which disclosure is not required, with the approval of the divisional compliance officer. MFC directors and corporate officers should also review MFC’s Conflict of Interest Rules for Directors and Officers.

FOLLOW COMPANY POLICY ABOUT HIRING FAMILY

In some situations, hiring or managing family members can lead to conflicts of interest, unethical employment practices and the appearance of special treatment. Family members must not be in positions that put them under or give them direct or indirect supervisory authority of another family member. Family members include spouse (as defined for benefit purposes), children, grandchildren, siblings, parents, grandparents, aunts, uncles, nieces, nephews, and in-law relationships. This applies to all employment, including full-time and part-time regular status, contract and summer student hiring. All hiring within Manulife must be conducted by Divisional Staffing areas.

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INVEST IN AN ETHICAL MANNER

Directors, officers and employees must strictly follow all laws and regulations affecting investment. It is unethical and illegal for directors, officers and employees to buy or sell Manulife Financial securities with the benefit of material information that has not been publicly disclosed about the Company or its affiliates or to inform another person, except as permitted by law, of material information that has not been publicly disclosed. In addition, it is unethical and may be illegal to buy or sell securities of another company with the benefit of your knowledge of the Company’s investment intentions or any material information that has not been publicly disclosed about that company.

Directors, officers and employees must also be cautious of potentially being in a conflict of interest where they wish to make an investment in a business entity which they know transacts business with Manulife or in which Manulife has made an investment.

For questions relating to the handling of inside information and/or the trading of Company securities or derivatives you should refer to MFC’s Insider Trading and Reporting Policy.

WORKING FOR COMPETITORS MAY JEOPARDIZE THE COMPANY

Unless your superior or the Board of Directors has given prior written approval, no Manulife Financial director, officer or employee may work for any organization that competes with the Company or that has a business relationship with the Company. That includes serving as a director, officer, trustee, partner, employee, consultant or agent. In addition, no officer or employee may serve as a director of any enterprise with publicly traded securities without first obtaining written approval from the Law Department.

USE CAUTION REGARDING OUTSIDE POSITIONS

Outside work or financial involvement in external organizations can lead to conflicts of interest. Such involvement could interfere with your ability to give objective, full-time attention to your work with Manulife Financial or could damage the Company’s image. You must not engage in any other employment or take any civic, government or political position that would hamper your performance or your judgment to act in the Company’s best interest. You may sell merchandise on Company property only with the authorization of your manager or a Human Resources representative.

PROTECT CORPORATE OPPORTUNITIES

Directors, officers, employees, representatives and other associates are prohibited from (a) benefiting from opportunities that are discovered through the use of Company property, information or position; (b) using Company property, information or position for personal gain; and (c) competing with the Company. You owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

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PROTECT THE COMPANY'S NAME AND ASSETS

The name Manulife Financial must be used only for authorized Company business and never for personal activities. Do not identify yourself with the Company while pursuing personal, political or not-for-profit activities, unless you obtain the Company’s authorization first.

Each director, officer, employee, representative or other associate entrusted with access to or control over Company transactions and assets must ensure that each use, acquisition or disposition of an asset by a person on behalf of the Company is undertaken with the general or specific authorization of management and is accurately and fairly recorded in reasonable detail in the Company’s books of account and record.

We all share a responsibility to protect Company assets. Company time, property and services, including assets such as stationery, computers and mail services, may not be used for personal activities, except as permitted by Company policies, unless you have your manager’s specific approval. Personal activities include political and charitable causes. You may not remove or borrow Company property without permission. Report any misuse of Company assets to your manager or the Audit Services Department.

For more guidance See the following related policies:

* Real Estate Division Code of Conduct and Compliance
* Code of Ethics for Personal Investing
* Staffing Policy
* MFC’s Insider Trading and Reporting Policy
* Subsidiary or divisional Codes of Ethics and insider trading policies

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VI - Handling Information

Information is one of the Company’s most vital assets. Confidential information includes all non-public information that might be of use to competitors or harmful to the Company or our customers and other stakeholders if disclosed. It is important that you understand how sensitive this information is and how significant it is for competitiveness and individual privacy.

PROTECT PERSONAL AND CONFIDENTIAL INFORMATION

In the course of regular business, we collect a substantial amount of information about our applicants, policyholders, claimants, borrowers, employees, representatives and investors. We must handle this information with the greatest care to merit their confidence and protect their privacy.

Personal information must be kept secure, in confidence and used only for the purposes for which it was collected. It may be disclosed to those who have a right to the information or when the law requires disclosure.

Confidential information about the Company itself must also be protected. Information about the Company is confidential if it is not generally available to the public. Examples are financial results before they are announced, business plans, business forecasts, strategic initiatives, proposed acquisitions or divestitures and current or proposed products. If you have access to confidential information as a result of your job, you must use every precaution to keep it confidential. It is important to use discretion when discussing Company business in public places such as restaurants and airplanes, or when using public or cellular phones, the Internet and fax machines. If you are required for legitimate business purposes to disclose confidential information to any person outside the Company, authorization must be obtained from your manager.

You have a duty to protect both personal and confidential information even after you leave your employment with the Company. In this regard, you must not take any Manulife files with you when you leave the Company.

FOLLOW DISCLOSURE REQUIREMENTS

Manulife is required to make disclosures on a timely and broadly disseminated basis and without being unduly optimistic on prospects for future company performance. The key principles of disclosure are:

* All materials must be broadly disseminated in a timely manner.
* Disclosure must be full, fair, understandable and accurate and avoid any misrepresentation of the Company and its finances.
* Disclosure must be accomplished consistently during both good times and bad.
* All legitimate requests for information should be treated equally.

Employees must refer all inquiries from the financial community, shareholders and media to an authorized spokesperson.

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RESPECT COPYRIGHTED MATERIALS

Copyright laws protect many materials you use in the course of your work as an employee or representative of Manulife Financial. A few examples are computer software, books, audio and videotapes, trade journals and magazines. There may also be a copyright on presentation slides, training materials, management models and problem-solving frameworks produced by outside consultants. It is illegal to reproduce, distribute or alter copyrighted material without the permission of the copyright owner or authorized agent.

You must also comply with the copyrights on software installed on your office computer and on network computer storage areas you control. You may not copy, install or otherwise use software in a manner that violates the license agreement for that software.

KEEP FULL AND ACCURATE RECORDS

The Company needs full and accurate records to meet its legal and financial obligations and to manage its business properly. All Company books, financial reports, expense accounts, time sheets, administrative records and other similar documents must be completed accurately, honestly and in accordance with Company procedures. Making false, fictitious or inappropriate entries with respect to any transaction of the Company or the disposition of any of the Company’s assets is prohibited, and no director, officer, employee, representative or other associate may engage in any transaction that requires or contemplates the making of false, fictitious or inappropriate entries. You are responsible for the accuracy and completeness of any reports or records you create or maintain. Undisclosed or unrecorded assets, liabilities, revenues or expenses are prohibited.

Furthermore, all directors, officers, employees, representatives and other associates must comply with the Company’s records management policies. These policies describe how long documents and records (whether in print or electronic form) must be maintained in order to facilitate the Company’s ongoing operations and to satisfy financial, legal and regulatory retention requirements. These policies also provide directions for the proper disposal of records that have been kept for the required periods. In accordance with these policies, in the event of litigation or governmental investigation, please consult the Law Department.

USE COMMUNICATIONS SYSTEMS FOR BUSINESS

Company communications systems are for Company business. This includes all computer, telecommunications and word processing equipment the Company owns or leases as well as all remote computing services used by the Company, including the Internet. Occasional, limited, appropriate personal use of Company communication systems is permitted when the use does not:

* interfere with the user’s work performance;
* distract other individuals from their job responsibilities;
* unduly impact the operation of Company systems or processes; or
* violate any provisions of this Code or any other Company policy.

Manulife Financial prohibits employees from participating in Internet chat rooms, newsgroups or “blogs” (weblogs used to express personal opinions) that relate to the Company, its business or securities, using Company communication systems or otherwise.

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All Manulife Financial electronic mail and voice mail systems (including data on these systems), Internet access and computers are the Company’s property. Authorized employees may periodically check these systems to correct network problems and to ensure they are being properly used and secure. You cannot expect any personal privacy for communications that you send, receive or store on these systems.

For more guidance

See the following sections in this Code:

* Ethics in your Business Relationships

* Conflicts of Interest

* Ethics and the Law

See the following related policies:

* Disclosure Policy

* Electronic Communications Disclosure Guidelines

* the Information Security Management Program database for:

- Information Security Program

- Internet Use Policy & the Internet Use Policy FAQ - Information Classification & Handling Standards

- Information Classification & Handling Standards

* Privacy Code

* Records Management Policy

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VII - Ethics and the Law

Manulife Financial is committed to operating within the laws and regulations of every jurisdiction in which it operates.

KNOW AND COMPLY WITH THE LAW

You should obtain an understanding of the laws that affect your work. Make sure your business conduct complies with those laws. Report violations quickly and manage them properly if they occur in an area you manage.

A formal compliance management program is in place at Manulife Financial. It is designed to promote consistent management and monitoring of compliance with laws and regulations in all Company operations. If you have a concern relating to compliance, consult the procedures described in the section of this Code titled “Where to go for help”.

If you belong to a professional association, you are also expected to abide by that association’s governing rules of professional responsibility and conduct.

MANAGE ASSETS PROPERLY

Customers expect that the money they entrust to the Company will be handled responsibly. If you have access to customer funds, you must make sure customer funds are handled in a trustworthy manner. Every division has procedures and standards to help protect and account for all funds under management and to prevent carelessness, fraud or dishonesty.

IDENTIFY AND REPORT FRAUD AND THEFT

As a provider of financial services, Manulife Financial is vulnerable to loss from dishonesty and fraud. Fraud can take many forms, such as mishandling of money, theft of cash or property, money laundering, terrorist financing, misrepresentation and falsification or forgery of documents.

Dishonesty, combining personal and business funds, and fraud are all illegal. It is management’s responsibility to ensure there are proper internal controls to deter and detect fraud and other dishonest activities, but everyone in the Company must help. If you are aware of any suspicious activity, you have a duty to report it immediately to your manager and the Audit Services Department or divisional Special Investigation Unit, where applicable. Furthermore, you have a duty to cooperate with any investigations pertaining to Company matters.

REPORTING ANY ILLEGAL OR UNETHICAL BEHAVIOUR

You are encouraged to talk to appropriate personnel about suspected or potential illegal or unethical behaviour or when you are in doubt about the best course of action in a particular situation. Consult the procedures described in the section of this Code titled “Where to go for help” on reporting any suspected or potential illegal or unethical behaviour. It is the policy of the Company not to allow retaliation for reports of misconduct by others made in good faith. Directors, officers, employees, representatives and other associates are expected to cooperate in internal investigations of misconduct.

21

For more guidance

See the following sections in this Code:

* Ethics in your Business Relationships * Conflicts of Interest * Handling Information

See the following related policies:

* Anti-Fraud Policy * Regulatory Compliance Management Policy * Anti-Money Laundering Policy

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VIII - A Final Word

Manulife Financial’s reputation is the result of more than 100 years of dedication, quality service and ethical dealings. Keeping our good reputation depends directly on the decisions you make every day.

This Code of Business Conduct and Ethics provides standards and sets high expectations for directors, officers, employees, representatives, suppliers and other associates. However, as emphasized in the Code, your own good judgment is most important in ensuring that Manulife Financial remains an ethical company.

OTHER POLICY DOCUMENTS

The Company has related policies to help you deal with ethical issues. The following policies are corporate in nature and are intended to apply worldwide, unless local laws and regulations mandate otherwise, or similar Company approved policies have been implemented:

* Anti-Fraud Policy
* Anti-Money Laundering Policy
* Regulatory Compliance Management Policy
* Disclosure Policy
* Diversity and Harassment Policies
* Electronic Communications Disclosure Guidelines
* the Information Security Management Program Database including:
(i) Internet Use Policy & the Internet Use Policy FAQ
(ii) Information Classification & Handling Standards
* MFC’s Insider Trading and Reporting Policy
* Privacy Code
* Protocol for Receipt and Treatment of Complaints Regarding Accounting or Auditing
Matters
* Records Management Policy
* Staffing Policy

Also, please refer to your division for divisional or subsidiary policies such as:

* Accommodation Policy
* Agent Code of Conduct
* Alcohol Consumption Policy
* Code of Ethics for Personal Investing
* Occupational Health and Safety Policy
* Real Estate Division Code of Conduct and Compliance
* Travel and Entertainment Policy
* Subsidiary or divisional Codes of Ethics and insider trading policies

In North America, you can access many of these policies on MFCentral. In addition, you may contact your Human Resources Department or your divisional compliance officer for copies of these policies.

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MANULIFE FINANCIAL

I. I am currently involved in the following outside activities (please list activities *or* indicate 'none'):

1. Charitable, civic, and trade association activities

2. Second jobs or other commercial activities

3. Outside Directorships

II. I certify that I have recently read and reviewed the Manulife Financial Code of Business Conduct and Ethics (the "Code"). I understand the Code and my responsibility to comply with it and the penalties for non-compliance.

I further certify that (please check if true *or* disclose exception details below):

- ❑ I am in full compliance with the Code;
- ❑ I have no actual or potential conflicts of interest;
  (for guidance on what is a "conflict of interest", please see section V – Conflicts of Interest)
- ❑ I have fully and accurately completed this Certification; and
- ❑ I understand that I have a continuing obligation to update the information in this Certification and Conflict of Interest Disclosure Statement as my circumstances change.

Exceptions:
(please describe fully any exceptions to the above)

____
Signature

____
Date (mmm/dd/yyyy)

____
Full Name

____
Business Title

____
Company

SAMPLE

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(f)(2) The Registrant will provide a copy of the MFC Code of Business Conduct to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Trust has determined that Peter S. Burgess qualifies as an “audit committee financial expert” as this term is defined in Item 3(a) of Form N-CSR and that Mr. Burgess is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES: 2005: $1,206,882 2004: $997,735
These fees relate to professional services rendered by PricewaterhouseCoopers LLP (“PWC”) for the audits of the Trust’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Trust, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b) AUDIT RELATED FEES: 2005: $52,575 2004: $51,500
These fees relate to professional services rendered by PWC for separate audit reports in connection with 17f-2 security counts and fund merger audit services.

(c) TAX FEES: 2005: $170,543 2004: $151,615
These fees relate to professional services rendered by PWC for tax compliance, tax advice and tax planning. The tax services provided by PWC related to the review of the Trusts’ federal and state income tax returns, excise tax calculations and returns and a review of the Trusts’ calculations of capital gain and income distributions.

(d) ALL OTHER FEES: These fees relate to products and services provided by PWC other than those reported above under “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above – There were none

(e) (1) The audit committee’s pre-approval policies and procedures described in paragraph ( c )(7) of Rule 2-01 of Regulation S-X are attached.

Adopted June 26, 2003 As amended March 16, 2005

Audit Committee of John Hancock Trust (formerly, Manufacturers Investment Trust)

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees is responsible for the appointment, compensation and oversight of the services provided by the independent auditor to John Hancock Trust (the “Trust”). As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Trust’s independent auditor (the “Auditor”) in order to assure that these services do not impair the Auditor’s independence. In addition, these procedures also require the Audit Committee to pre-approve non-audit services provided by the Auditor to Manulife Financial Corporation (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of the Trust as further assurance that such services do not impair the Auditor’s independence.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”), or (2) proposed services will require specific pre-approval (“specific pre-approval”). Unless a type of service provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.

Exhibit I to this Policy describes the Audit, Audit-related, Tax and All Other Services that have been pre-approved by the Audit Committee. The Audit Committee will annually review these services. It is expected that such review will occur at the regularly scheduled April Audit Committee meeting.

II. Delegation

The Audit Committee may delegate pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting following the pre-approval.

If pre-approval of any services to be provided by the Auditors is required before the next regularly scheduled Audit Committee meeting, the Audit Committee hereby authorizes its chairman to provide such pre-approval.

III. Audit Services

The Trust’s annual audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the Trust’s financial statements. The Audit services that are pre-approved are set forth in Exhibit I.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the independent auditor.

The audit-related services that are pre-approved are set forth in Exhibit I.

V. Tax Services

The SEC has stated generally that an independent auditor may provide tax services to a mutual fund, such as tax compliance, tax planning and tax advice, since such services do not impair the auditor’s independence.

The tax services that are pre-approved are listed in Exhibit I.

VI. All Other Services

The Audit Committee believes that other types of non-audit services are also permitted and that it may grant general pre-approval to non-audit services that it believes (a) are routine and recurring services, (b) would not impair the independence of the auditor and (c) are consistent with the Act and the rules relating thereto.

The non-audit services for which the Audit Committee has granted general pre-approval are set forth in Exhibit I.

The Auditor is permitted to assist management with internal investigations and fact-finding into alleged improprieties; however, these services are subject to specific pre-approval and engagement by the Audit Committee.

VI. Procedures

At least annually, the Trust’s Chief Financial Officer and the Auditor shall jointly submit to the Audit Committee for approval a revised EXHIBIT I. If any of the fee amounts listed on EXHIBIT I change materially subsequent to the Audit Committees approval, an updated EXHIBIT I will be presented to the Audit Committee at the next regularly scheduled meeting.

EXHIBIT I

John Hancock Trust Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services Subject to General Pre-Approval

Service	Summary of Services	Projected
Fees/Fee Cap

Audit Services

Audit	Recurring audit of financial statements of the Trust in	$869,485 plus
	accordance with generally accepted auditing standards	$78,250 out- of-
	including, but not limited to:	pocket expenses
(capped at 9% of
	* Annual letter regarding the Trust’s internal control	fees).
to be included in the annual report to the SEC on
Form N-SAR

* Review of the annual post-effective amendment to
the Trust's registration statement on SEC Form N-
1A, and consent to the incorporation by reference
of our report on the Trust's financial statements in
such SEC filing;

* Review of each Trust portfolio’s tax provision and
RIC qualification calculations

* Accounting consultations and tax services required
to perform an audit in accordance with Generally
Accepted Auditing Standards

Other audit and special reports including, but not limited to:

	All services relating to any subsequent filings of	Up to but not to
	registration statements (including amendments	exceed $15,000
	thereto) for the Trust with the SEC, including	per instance
issuance of auditor consents.

Audit Related
Services

Consultations	Includes consultations relating to new regulatory rules and	Up to but not to
concerning	guidance, unusual or non-recurring transactions and other	exceed $10,000

accounting and	regulatory or financial reporting matters which are	per instance
financial	generally non-recurring
reporting
standards

Service	Summary of Services	Projected
Fees/Fee Cap

Audit Related
Services
(continued)

Other auditing	Auditing procedures and special reports, including those	$21,500 including
procedures and	needed for	expenses for the
issuance of	* Separate audit reports in connection with 17f-2	required 17f-2
special purpose	security counts	security counts.
reports
	* (b) Various governmental agencies tax authorities	Up to but not to
	and Fund mergers	exceed $10,000
per instance

Tax Services

Tax services	Recurring tax services including, but not limited to:	$139,095 plus
$12,520 out-of-
	* Review of each Trust portfolio’s federal, and if	pocket expenses
	applicable, state tax returns	(capped at 9% of
fees)
* Review required Trust portfolio distributions to
avoid excise tax and review related excise tax
returns

Consultations on	Consultations on U.S. tax matters, such as, fund	Up to but not to
various tax	reorganizations; tax basis earnings and profits	exceed $10,000
matters	computations; evaluating the tax characteristics of certain	per instance
expenses and income items; advice on accounting methods,
timing issues, compliance matters and characterization
issues

Other Non-Audit
Services

	Training and industry updates	Up to but not to
exceed $5,000 per
instance

(2) None – There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01 ( c )(7) of Regulation S-X) for the fiscal years ended December 31, 2004 and 2003.

(f) Not Applicable

(g) Aggregate fees billed to the Trust for non-audit services for 2004 and 2003 were $151,615 and $153,740, respectively. Aggregate fees billed to the Trusts’ adviser and service affiliates for non-audit services were $0 and $0, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Trusts’ operations and financial reporting.

(h) The Trusts’ audit committee has considered whether the provisions for non-audit services to the Trusts’ adviser and service affiliates, that did not require pre-approval, is compatible with maintaining PWC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS N/A
ITEM 6. SCHEDULE OF INVESTMENTS. Included with Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND
AFFILIATED PURCHASES. N/A
ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS. N/A

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(a) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and
 (b) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

ITEM 12. EXHIBITS.
(A) SEE ATTACHED CODE OF BUSINESS CONDUCT AND ETHICS.

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF KEITH F.
HARTSTEIN, PRESIDENT (CHIEF EXECUTIVE OFFICER) AND JOHN G. VRYSEN, VICE PRESIDENT & CHIEF
FINANCIAL OFFICER

(B)(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF KEITH F.
HARTSTEIN, PRESIDENT (CHIEF EXECUTIVE OFFICER) AND JOHN G. VRYSEN, VICE PRESIDENT & CHIEF
FINANCIAL OFFICER

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK TRUST

By /S/KEITH F. HARTSTEIN President (Chief Executive Officer) Date March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/KEITH F. HARTSTEIN President (Chief Executive Officer) Date March 10, 2006

By /S/JOHN G. VRYSEN Chief Financial Officer Date March 10, 2006